                            SCHEDULE 14A INFORMATION


                               Amendment No. 2 to
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CRESCENT OPERATING, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

                            CRESCENT OPERATING, INC.
                            ------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    1)  Title of each class of securities to which transaction applies:

        Common Stock, par value $.01

    2)  Aggregate number of securities to which transaction applies:

        10,828,497

    3) Per Unit Price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        $1 (Represents maximum value received per share)

    4)  Proposed maximum aggregate value of transactions:

        $10,828,497

    5)  Total fee paid:

        $996.23

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                            CRESCENT OPERATING, INC.
                          777 TAYLOR STREET, SUITE 1050
                            FORTH WORTH, TEXAS 76102

Dear Crescent Operating Stockholders:

You are cordially invited to attend a special meeting of stockholders of Crescent Operating, Inc., a Delaware corporation, to be held at The Forth Worth Club, located at 306 West 7th Street, Forth Worth, Texas on ________ ___, 2002 at ___:00 ____ Central Time.


At this meeting you will be asked to accept a bankruptcy plan of Crescent Operating as contemplated by a Settlement Agreement, as amended, among Crescent Operating, certain of its subsidiaries and Crescent Real Estate. If the bankruptcy plan is accepted by holders of at least two-thirds of the shares of Crescent Operating common stock voted at the special meeting and the bankruptcy plan is confirmed by the bankruptcy court, then Crescent Real Estate will issue shares of its common stock with a value of $0.20 per share or more of Crescent Operating common stock, as determined pursuant to a formula more fully described in the attached proxy statement/prospectus. The bankruptcy plan effects the orderly termination of Crescent Operating's business and is more fully described in the attached proxy statement/prospectus. Crescent Real Estate is the primary creditor to Crescent Operating and holds virtually all of the outstanding debt of Crescent Operating, other than the $15.0 million owed Bank of America. Substantially all of Crescent Operating's assets are encumbered by liens in favor of Crescent Real Estate Equities Limited Partnership and Crescent Real Estate Equities Company. Crescent Operating is in default in its obligations to Crescent Real Estate. The value of Crescent Operating's assets is insufficient to satisfy the secured claims of Crescent Real Estate.

On February 14, 2002, Crescent Operating and Crescent Real Estate entered into the Settlement Agreement, which was subsequently amended effective as of October 1, 2002. The Settlement Agreement requires the filing of a prepackaged bankruptcy plan for Crescent Operating. The Settlement Agreement also provides Crescent Operating with funds from Crescent Real Estate to satisfy its known creditors' claims and gives Crescent Operating stockholders the opportunity to receive common shares of Crescent Real Estate. The total value of the Crescent Real Estate common shares to be issued to Crescent Operating's stockholders is expected to be between $0.50 and $0.20 per share of Crescent Operating common stock, based on current estimates of claims and expenses to be paid by Crescent Real Estate in connection with the Settlement Agreement. Regardless of the total amount of claims and expenses, if the bankruptcy plan is accepted by the requisite vote of Crescent Operating stockholders and is confirmed by the bankruptcy court, the minimum value of the Crescent Real Estate common shares to be issued will be $ 0.20 per share of Crescent Operating common stock. Crescent Operating will provide notice via press release if it appears that the amount of these estimates change to an amount outside of this range. These estimates are more fully described in the section entitled "Summary - Summary of the Plan of Reorganization" of the attached proxy statement/prospectus. The Crescent Real Estate common shares are listed on the New York Stock Exchange under the symbol "CEI," and on ___ 2002, the closing price of the Crescent Real Estate common shares was $___ per share.


IF THE BANKRUPTCY PLAN IS NOT ACCEPTED, THEN CRESCENT OPERATING WILL SEEK TO HAVE THE PLAN APPROVED PURSUANT TO THE "CRAMDOWN PROVISION" OF THE BANKRUPTCY CODE. IF APPROVED PURSUANT TO THE "CRAMDOWN PROVISION," THE BANKRUPTCY PLAN PROVIDES THAT THE CRESCENT OPERATING STOCKHOLDERS WILL NOT RECEIVE ANY COMMON SHARES OF CRESCENT REAL ESTATE.

THE SOLE DIRECTOR OF CRESCENT OPERATING RECOMMENDS THAT YOU VOTE "FOR" ACCEPTANCE OF THE BANKRUPTCY PLAN.

YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS RELATING TO THE BANKRUPTCY PLAN AND THE RELATED SETTLEMENT AGREEMENT BEGINNING ON PAGE ___ OF THE ATTACHED PROXY STATEMENT/PROSPECTUS.

                                    Sincerely,


                                    Jeffrey L. Stevens,
                                    Chief Executive Officer and Sole Director

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED OCTOBER __, 2002


                            CRESCENT OPERATING, INC.
                          777 TAYLOR STREET, SUITE 1050
                             FORT WORTH, TEXAS 76102
                                 (817) 339-2200

THE PROXY STATEMENT/PROSPECTUS IS DATED _____________________, 2002 AND IS FIRST BEING MAILED TO STOCKHOLDERS OF CRESCENT OPERATING ON OR ABOUT
____________________, 2002.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


     The special meeting of stockholders of Crescent Operating, Inc., a Delaware corporation, or Crescent Operating, will be held at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas, on ________ , ________ 2002 at ___ ____, Central Time, to vote on a proposal to accept a bankruptcy plan of Crescent Operating to be implemented under Chapter 11 of the United States Bankruptcy Code. The Crescent Operating bankruptcy plan provides as follows:



o Crescent Real Estate Equities Company and its affiliates, or Crescent Real Estate, will make sufficient funds available to Crescent Operating to pay in full or otherwise resolve the claims of those creditors of Crescent Operating that Crescent Operating identified in the original Settlement Agreement, other than Crescent Real Estate, and to cover the budgeted expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan.


o If the bankruptcy plan is accepted by holders of at least two-thirds of the shares of Crescent Operating common stock voted at the special meeting and is confirmed by the bankruptcy court, then Crescent Operating will cancel all outstanding shares of its common stock and Crescent Real Estate will issue to each holder of Crescent Operating common stock a number of common shares of Crescent Real Estate equal to:

     o the ownership percentage of Crescent Operating held by such holder on the confirmation date of the bankruptcy plan, multiplied by


     o $16.0 million less the aggregate amount of claims and expenses, including the expenses of Crescent Real Estate but excluding payments to satisfy an approximately $15.5 million potential claim against Crescent Operating by Bank of America, that Crescent Real Estate pays in connection with the Crescent Operating bankruptcy and the reorganization transactions, divided by


     o the average of the daily closing prices per Crescent Real Estate common share as reported on the New York Stock Exchange Composite Transactions reporting system for the 10 consecutive trading days immediately preceding the date of confirmation of the bankruptcy plan.


     As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses in connection with the Crescent Operating bankruptcy and the reorganization transactions and expects to incur an aggregate of $10.6 million to $13.8 million in total claims and expenses. Accordingly, the total value of the Crescent Real Estate common shares issuable to Crescent Operating's stockholders is currently expected to be between $5.4 million and $2.16 million or $0.50 to $0.20 per share of Crescent Operating common stock. Regardless of the total amount of claims and expenses that are paid by Crescent Real Estate in connection with the bankruptcy plan and the reorganization transactions, if the bankruptcy plan is accepted by the requisite vote of Crescent Operating stockholders and is confirmed by the bankruptcy court, then the stockholders of Crescent Operating will receive common shares of Crescent Real Estate with a value of at least $2.16 million, or $0.20 per share of Crescent Operating common stock. In no event will the Crescent Operating stockholders be entitled to reconsider their approval of the bankruptcy plan. Crescent Real Estate common shares are listed on the New York Stock Exchange under the symbol "CEI."


     THE SOLE DIRECTOR OF CRESCENT OPERATING HAS APPROVED THE BANKRUPTCY PLAN AND, AFTER CONSULTATION WITH OUTSIDE ADVISORS, HAS DETERMINED THAT THE BANKRUPTCY PLAN IS FAIR TO, AND IN THE BEST INTERESTS OF, CRESCENT OPERATING'S STOCKHOLDERS. ACCORDINGLY, THE SOLE DIRECTOR RECOMMENDS THAT YOU VOTE "FOR" ACCEPTANCE OF THE BANKRUPTCY PLAN.

     INVESTING IN CRESCENT REAL ESTATE COMMON SHARES INVOLVES RISK. SEE "RISK FACTORS" BEGINNING ON PAGE ___.


     Only stockholders of record of Crescent Operating at the close of business on ____ __________, 2002 will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.



     Dated ________________, 2002      By order of the Sole Director


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE DIRECTIONS CONTAINED ON THE PROXY CARD. PROXIES ARE REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE SPECIAL MEETING.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                       WHERE YOU CAN FIND MORE INFORMATION

CRESCENT OPERATING, INC.

         Crescent Operating files annual, quarterly, and special reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any document on the Securities and Exchange Commission's website at http://www.sec.gov or at the Securities and Exchange Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Securities and Exchange Commission's Regional Office at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Crescent Operating's common stock is traded on the Over The Counter Bulletin Board, or the OTC Bulletin Board, market under the symbol "COPI.OB."

WHO CAN HELP ANSWER MY QUESTIONS?

         If you have additional questions about the Crescent Operating bankruptcy plan, you should contact:

                  Crescent Operating, Inc.
                  Attention:  Jeffrey L. Stevens or Jason Phinney
                  777 Taylor Street, Suite 1050
                  Fort Worth, Texas 76102
                  Phone Number: (817) 339-2200

CRESCENT REAL ESTATE EQUITIES COMPANY


         Crescent Real Estate files annual, quarterly, and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document on the Securities and Exchange Commission's website at http://www.sec.gov or at the Securities and Exchange Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Securities and Exchange Commission's Regional Office at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, Crescent Real Estate's common shares are listed on the New York Stock Exchange, or NYSE, under the symbol "CEI". You can inspect any reports, proxy statements and other information at the offices of the NYSE, 20 Broad Street, New York, NY 10005.


         Crescent Real Estate has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, that registers the distribution to Crescent Operating stockholders of the Crescent Real Estate common shares to be issued in connection with the Crescent Operating bankruptcy plan. In addition to serving as a proxy statement of Crescent Operating for the special meeting of Crescent Operating's stockholders, this document also serves as a prospectus for the Crescent Real Estate common shares to be issued under the Crescent Operating bankruptcy plan. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Crescent Real Estate. The rules and regulations of the Securities and Exchange Commission permit Crescent Real Estate to omit from this document some of the information included in the registration statement. Copies of the registration statement, including exhibits, may be inspected without charge at the offices of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and copies may be obtained from the Securities and Exchange Commission at prescribed rates. The registration statement is also available from the Securities and Exchange Commission's website.

         The Securities and Exchange Commission allows Crescent Real Estate to "incorporate by reference" information into this document. This means that Crescent Real Estate can disclose important information to you by referring you to another document filed with the Securities and Exchange

Commission. The information incorporated by reference is considered to be part of this proxy statement/prospectus, except to the extent it has been superceded by information that is included in this document or in a document subsequently filed with the Securities and Exchange Commission that is incorporated by reference.

         Crescent Real Estate incorporates by reference important business and financial information not otherwise included in this proxy statement/prospectus but contained in the following documents, and any additional documents filed by Crescent Real Estate with the Securities and Exchange Commission under Sections 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, between the date of this proxy statement/prospectus and the date of the Crescent Operating special meeting:


         o Crescent Real Estate's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002;



         o Amendment No. 1 to Crescent Real Estate's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.


         o Crescent Real Estate's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002;


         o Amendment No. 3 to Crescent Real Estate's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001.


         o Amendment No. 2 to Crescent Real Estate's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001;

         o Amendment No. 1 to Crescent Real Estate's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001;

         o Crescent Real Estate's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;


         o        Crescent Real Estate's Current Report on Form 8-K filed June
                  26, 2002;



         o        Crescent Real Estate's Current Report on Form 8-K filed May
                  14, 2002;


         o Amendment No. 1 to Crescent Real Estate's Current Report on Form 8-K/A filed April 29, 2002;


         o        Crescent Real Estate's Current Report on Form 8-K filed April
                  25, 2002;


         o        Crescent Real Estate's Current Report on Form 8-K filed April
                  16, 2002;

         o        Crescent Real Estate's Current Report on Form 8-K filed April
                  1, 2002;


         o Crescent Real Estate's Definitive Proxy Statement on Schedule 14A filed May 16, 2002;


         o Crescent Real Estate's Registration Statement on Form 8-B filed on March 24, 1997 registering the Crescent Common Shares under Section 12(b) of the Exchange Act.

         Documents incorporated by reference are available from Crescent Real Estate, without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from Crescent Real Estate at the following address:


                  Crescent Real Estate Equities Company
                  777 Main Street, Suite 2100
                  Fort Worth, Texas 76102
                  Attention: Keira B. Moody
                  (817) 321-2100


         If you would like to request documents, please do so by _____, __ 2002 [5 BUSINESS DAYS BEFORE SPECIAL MEETING DATE] to receive them before the special meeting. If you request any incorporated document, Crescent Real Estate will mail it to you by first-class mail, or another equally prompt means, as soon as practicable following receipt of your request.

    TABLE OF CONTENTS

NOTICES TO STOCKHOLDERS.........................................................................................vii
QUESTIONS AND ANSWERS ABOUT THE CRESCENT OPERATING BANKRUPTCY PLAN AND THE SPECIAL MEETING........................1
SUMMARY..........................................................................................................11
    The Companies................................................................................................11
    Summary of the Plan of Reorganization........................................................................18
    Release and Waiver of Claims by Crescent Operating and Stockholders of Crescent Operating....................20
    Special Meeting and Voting...................................................................................21
    Recommendation of Sole Director of Crescent Operating........................................................22
    No Dissenters' Appraisal Rights..............................................................................22
    Tax Considerations...........................................................................................23
    Interests of Certain Persons in the Reorganization Transactions..............................................23
RISK FACTORS.....................................................................................................25
    Risks Associated with the Crescent Operating Bankruptcy Plan.................................................25
    Risks Associated with an Investment in Crescent Real Estate Common Shares....................................31
COMPARATIVE PER SHARE MARKET PRICE INFORMATION...................................................................44
SELECTED HISTORICAL FINANCIAL INFORMATION OF CRESCENT REAL ESTATE................................................44
SELECTED HISTORICAL FINANCIAL INFORMATION OF CRESCENT OPERATING..................................................46
SELECTED PRO FORMA FINANCIAL AND OPERATING INFORMATION OF CRESCENT REAL ESTATE...................................46
COMPARATIVE PER SHARE DATA.......................................................................................47
THE SPECIAL MEETING OF CRESCENT OPERATING STOCKHOLDERS...........................................................49
    Proxy Statement/Prospectus...................................................................................49
    Date, Time, and Place of Special Meeting.....................................................................49
    Purpose of the Special Meeting...............................................................................49
    Stockholder Record Date for the Special Meeting..............................................................50
    Vote of Crescent Operating Stockholders Required for Acceptance of the Crescent Operating Bankruptcy Plan....50
    Proxies......................................................................................................51
    Proxy Solicitation...........................................................................................52
    Effect of Abstentions and Broker Non-Votes...................................................................52
THE REORGANIZATION TRANSACTIONS..................................................................................52

    Reasons for the Reorganization Transactions..................................................................52
    Summary of the Reorganization Transactions...................................................................54
    Analysis of Alternatives.....................................................................................65
    Liquidation Analyses.........................................................................................68
    Events Leading to the Reorganization Transactions............................................................76
    Recommendation of the Sole Director of Crescent Operating....................................................83
    Opinion of Crescent Operating's Financial Advisor............................................................83
    Interests of Certain Persons in the Reorganization Transactions..............................................90
    Restrictions on Sales of Crescent Real Estate Common Shares by Affiliates of Crescent Operating..............92
    Listing on the New York Stock Exchange of Crescent Real Estate Common Shares to be Issued in the
    Reorganization Transactions..................................................................................92
    No Dissenters' Appraisal Rights..............................................................................92
THE PLAN OF REORGANIZATION.......................................................................................92
    Overview and Incorporation by Reference......................................................................92
    Brief Explanation of Chapter 11..............................................................................93
    Classification and Treatment of Claims and Interests.........................................................93
    Conditions to Occurrence of the Effective Date...............................................................95
    Executory Contracts and Unexpired Leases.....................................................................96
    Modifications of Plan of Reorganization; Severability of Provisions..........................................96
    Confirmation of the Plan of Reorganization...................................................................96
    Implementation of the Plan of Reorganization................................................................100
    Manner of Distribution of Property under the Plan of Reorganization.........................................102
    Effects of Confirmation of the Plan of Reorganization.......................................................104
    The Solicitation; Voting....................................................................................108
    Acceptance or Cramdown......................................................................................109
FEDERAL INCOME TAX CONSIDERATIONS...............................................................................110
    Tax Consequences of the Crescent Operating Bankruptcy Plan..................................................110
    Taxation of Crescent Real Estate............................................................................110
    Taxation of Taxable U.S. Shareholders.......................................................................119
    Taxation of Tax-Exempt U.S. Shareholders....................................................................121
    Taxation of Non-U.S. Shareholders...........................................................................121
    State and Local Tax Consequences............................................................................124

    Tax Aspects of Crescent Real Estate's Investment in Crescent Partnership and Subsidiary Partnerships........124
DESCRIPTION OF CRESCENT OPERATING'S BUSINESS....................................................................126
    Overview of Crescent Operating..............................................................................126
    Business Segments...........................................................................................127
         Equipment Sales and Leasing............................................................................128
         Hospitality............................................................................................131
         Temperature-Controlled Logistics.......................................................................133
         Land Development.......................................................................................138
         Other Investments......................................................................................141
    Employees...................................................................................................143
    Properties..................................................................................................143
    Legal Proceedings...........................................................................................143
DESCRIPTION OF CRESCENT REAL ESTATE'S BUSINESS..................................................................145
    Overview of Crescent Real Estate............................................................................145
         Office Segment.........................................................................................147
         Resort/Hotel Segment...................................................................................151
         Residential Development Segment........................................................................152
         Temperature-Controlled Logistics Segment...............................................................153
    Employees...................................................................................................155
    Properties..................................................................................................155
    Legal Proceedings...........................................................................................170
CRESCENT OPERATING MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS......................................................................................................170
    Overview....................................................................................................170
    Recent Developments.........................................................................................175
    Results of Operations.......................................................................................175
         Three and Six Months ended June 30, 2002, as Compared to Three and Six Months Ended June 30, 2001......175
         Year Ended December 31, 2001, as Compared to 2000......................................................178
         Year Ended December 31, 2000, as Compared to 1999......................................................181
    Liquidity and Capital Resources.............................................................................185
         Three and Six Months ended June 30, 2002...............................................................186
         Year ended December 31, 2001...........................................................................187
    Quantitative and Qualitative Disclosures About Market Risk..................................................192

CRESCENT REAL ESTATE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS......................................................................................................192
    Recent Developments.........................................................................................193
    Segment Information.........................................................................................193
         Office Segment.........................................................................................193
         Resort/Hotel Segment...................................................................................194
         Residential Development Segment........................................................................196
         Temperature Controlled Logistics Segment...............................................................198
         Behavioral Healthcare Segment..........................................................................200
    Results of Operations.......................................................................................201
         Three Months Ended June 30, 2002 as Compared to Three Months Ended June 30, 2001.......................205
         Six Months Ended June 30, 2002 as Compared to Six Months Ended June 30, 2001...........................209
         Year Ended December 31, 2001, as Compared to 2000......................................................213
         Year Ended December 31, 2000, as Compared to 1999......................................................216
    Liquidity and Capital Resources.............................................................................219
         Six Months Ended June 30, 2002.........................................................................219
         Year ended December 31, 2001...........................................................................222
    Debt Financing Arrangements.................................................................................249
    Quantitative and Qualitative Disclosure about Market Risk...................................................255
PRICE RANGE OF CRESCENT OPERATING COMMON STOCK, DIVIDENDS AND RELATED STOCKHOLDER MATTERS.......................257
PRICE RANGE OF CRESCENT REAL ESTATE COMMON SHARES, DIVIDENDS AND RELATED SHAREHOLDER MATTERS....................258
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF CRESCENT OPERATING.......................260
CRESCENT REAL ESTATE MANAGEMENT AND ADDITIONAL INFORMATION......................................................261
DESCRIPTION OF CAPITAL STOCK OF CRESCENT REAL ESTATE............................................................267
    Description of Crescent Real Estate Common Shares...........................................................267
    Description of Series A Preferred Shares....................................................................269
    Description of Common Share Warrants........................................................................276
COMPARISON OF RIGHTS OF HOLDERS OF CRESCENT OPERATING COMMON STOCK AND CRESCENT REAL ESTATE
COMMON SHARES...................................................................................................277
    Form of Entity..............................................................................................277
    Capitalization..............................................................................................278
    Classified Board of Directors/Trust Managers; Number of Directors/Trust Managers............................278

    Removal of Directors/Trust Managers.........................................................................278
    Filling Vacancies on the Board of Directors/Trust Managers..................................................279
    Limits on Stockholder Action by Written Consent.............................................................279
    Ability to Call Special Meetings............................................................................280
    Advance Notice Provisions for Stockholder Nominations and Proposals.........................................280
    Vote Required for Certain Stockholder Actions...............................................................281
    Amendment of Certificate of Incorporation/Declaration of Trust..............................................281
    Amendment of Bylaws.........................................................................................282
    Restrictions on Business Combinations.......................................................................282
    Control Share Acquisition...................................................................................283
    Dividends...................................................................................................285
    Appraisal Rights............................................................................................285
    Limitation of Personal Liability of Directors/Trust Managers and Officers...................................286
    Indemnification of Directors/Trust Managers and Officers....................................................287
    Excess Share Provisions.....................................................................................289
    Anti-Takeover Provisions....................................................................................290
MATERIAL CONTACTS BETWEEN CRESCENT REAL ESTATE AND CRESCENT OPERATING...........................................293
    Intercompany Agreement......................................................................................293
LEGAL MATTERS...................................................................................................294
EXPERTS.........................................................................................................294
NOTICE REGARDING ARTHUR ANDERSEN LLP............................................................................294
STATEMENTS REGARDING FORWARD-LOOKING INFORMATION................................................................295
    Crescent Operating, Inc.....................................................................................295
    Crescent Real Estate Equities Company.......................................................................298
    Additional Information......................................................................................299
INDEX TO FINANCIAL STATEMENTS...................................................................................F-1

                                   ANNEX INDEX

Annex A  -  Plan of Reorganization


Annex B  -  Settlement Agreement and First Amendment to Settlement Agreement


Annex C  -  Fairness Opinion of Houlihan Lokey Howard & Zukin Financial
            Advisors, Inc.

                             NOTICES TO STOCKHOLDERS


         THE CRESCENT OPERATING BANKRUPTCY PLAN IS TO BE FILED IN CONNECTION WITH A CASE TO BE COMMENCED IN THE FUTURE BY CRESCENT OPERATING UNDER CHAPTER 11 OF THE U.S. BANKRUPTCY CODE. AT THIS TIME, CRESCENT OPERATING HAS NOT COMMENCED A CHAPTER 11 CASE. IF SUFFICIENT VOTES ARE RECEIVED ACCEPTING THE CRESCENT OPERATING BANKRUPTCY PLAN, IT IS CRESCENT OPERATING'S PRESENT INTENTION TO COMMENCE A CHAPTER 11 CASE AND SEEK TO HAVE THE CRESCENT OPERATING BANKRUPTCY PLAN CONFIRMED BY THE BANKRUPTCY COURT AS PROMPTLY AS PRACTICABLE. IF THE CRESCENT OPERATING BANKRUPTCY PLAN IS NOT ACCEPTED BY THE REQUIRED VOTE, CRESCENT OPERATING WILL STILL FILE THE CHAPTER 11 CASE AND REQUEST THAT THE BANKRUPTCY COURT CONFIRM THE CRESCENT OPERATING BANKRUPTCY PLAN UNDER THE PROVISION OF THE BANKRUPTCY CODE WHICH IS COMMONLY REFERRED TO AS THE "CRAMDOWN PROVISION." THIS PROVISION WOULD PERMIT CONFIRMATION OF THE CRESCENT OPERATING BANKRUPTCY PLAN IF THE COURT FINDS THAT THE CRESCENT OPERATING BANKRUPTCY PLAN DOES NOT DISCRIMINATE UNFAIRLY AGAINST, AND IS FAIR AND EQUITABLE TO, CRESCENT OPERATING'S STOCKHOLDERS. THE CRESCENT OPERATING BANKRUPTCY PLAN PROVIDES THAT, IF THE CRESCENT OPERATING BANKRUPTCY PLAN IS NOT ACCEPTED BY THE REQUIRED VOTE OF THE CRESCENT OPERATING STOCKHOLDERS, AND IF THE CRESCENT OPERATING BANKRUPTCY PLAN IS CONFIRMED BY THE BANKRUPTCY COURT PURSUANT TO THE "CRAMDOWN PROVISION," THEN THE STOCKHOLDERS OF CRESCENT OPERATING WILL NOT RECEIVE ANY COMMON SHARES OF CRESCENT REAL ESTATE.

         THIS PROXY STATEMENT/PROSPECTUS GIVES YOU DETAILED INFORMATION ABOUT THE PROPOSED CRESCENT OPERATING BANKRUPTCY PLAN. YOU ARE ENCOURAGED TO READ THIS PROXY STATEMENT/PROSPECTUS CAREFULLY. IN PARTICULAR, YOU SHOULD READ THE "RISK FACTORS" SECTION BEGINNING ON PAGE [___] FOR A DESCRIPTION OF THE VARIOUS RISKS YOU SHOULD CONSIDER IN EVALUATING THE PROPOSED CRESCENT OPERATING BANKRUPTCY PLAN.

         ON FEBRUARY 14, 2002, CRESCENT OPERATING AND CERTAIN OF ITS AFFILIATED ENTITIES EXECUTED THE SETTLEMENT AGREEMENT, WHICH HAS SINCE BEEN AMENDED AND WHICH IS ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEX B. CONTEMPORANEOUSLY WITH EXECUTION OF THE SETTLEMENT AGREEMENT, CRESCENT OPERATING AND CRESCENT REAL ESTATE EXCHANGED MUTUAL RELEASES. IN PERTINENT PART, CRESCENT OPERATING RELEASED ANY AND ALL CLAIMS THAT IT MIGHT HAVE AGAINST CRESCENT REAL ESTATE AND CERTAIN AFFILIATES ARISING AT ANY TIME PRIOR TO EXECUTION OF THE SETTLEMENT AGREEMENT. PRIOR TO ENTERING INTO THE SETTLEMENT AGREEMENT, CRESCENT OPERATING, ANALYZED WHETHER IT HAD CLAIMS AGAINST CRESCENT REAL ESTATE THAT SHOULD BE PURSUED AS AN ALTERNATIVE TO THE PROPOSED SETTLEMENT AGREEMENT. CRESCENT OPERATING CONSULTED ITS COUNSEL WHO REVIEWED, AMONG OTHER MATTERS, THE ORIGIN OF CRESCENT OPERATING'S INDEBTEDNESS TO CRESCENT REAL ESTATE AND THE BUSINESS RELATIONSHIP BETWEEN CRESCENT OPERATING AND CRESCENT REAL ESTATE THAT BEGAN IN 1997 WHEN THE SHARES OF CRESCENT OPERATING COMMON STOCK WERE DISTRIBUTED TO CRESCENT REAL ESTATE SHAREHOLDERS. CRESCENT OPERATING INDEPENDENTLY EVALUATED WHETHER THE BENEFIT TO CRESCENT OPERATING CREDITORS AND STOCKHOLDERS IN CONSUMMATING THE SETTLEMENT AGREEMENT OUTWEIGHED THE BENEFIT THAT MIGHT BE OBTAINED FROM NOT ENTERING INTO THE PROPOSED SETTLEMENT AGREEMENT AND INSTEAD PURSUING CLAIMS AGAINST CRESCENT REAL ESTATE. IN MAKING THIS EVALUATION, CRESCENT OPERATING TOOK INTO CONSIDERATION THE RELATIVE CERTAINTY OF ITS CREDITORS AND STOCKHOLDERS REALIZING THE BENEFITS PROVIDED FOR IN THE SETTLEMENT AGREEMENT AND THE RELATIVE UNCERTAINTY OF RECOVERY IN, AS WELL AS THE COSTS AND DELAY ASSOCIATED WITH, PROSECUTING ANY CLAIMS, AND PARTICULARLY CLAIMS OF UNCERTAIN MERIT. BASED UPON THE TOTALITY OF THE CIRCUMSTANCES, CRESCENT OPERATING MADE THE INDEPENDENT JUDGMENT THAT THE BEST INTERESTS OF ITS CREDITORS AND STOCKHOLDERS WOULD BE SERVED BY ENTERING INTO THE SETTLEMENT AGREEMENT. CRESCENT OPERATING CONCLUDED THAT THE BENEFITS TO ITS CREDITORS AND STOCKHOLDERS THAT COULD BE REALIZED THROUGH THE SETTLEMENT AGREEMENT OUTWEIGHED THE COST TO CRESCENT OPERATING OF GRANTING THE RELEASES TO CRESCENT REAL ESTATE. THE SETTLEMENT AGREEMENT AND THE MUTUAL RELEASES

EXECUTED IN CONNECTION WITH THE SETTLEMENT AGREEMENT, INCLUDING CRESCENT OPERATING'S RELEASE OF ALL CLAIMS IT MAY HAVE AGAINST CRESCENT REAL ESTATE, ARE ENFORCEABLE WHETHER OR NOT THE BANKRUPTCY PLAN IS APPROVED BY CRESCENT OPERATING'S STOCKHOLDERS AND WHETHER OR NOT THE BANKRUPTCY PLAN IS CONFIRMED BY THE BANKRUPTCY COURT. THE SETTLEMENT AGREEMENT ALSO PROVIDES THAT CRESCENT OPERATING AND CRESCENT REAL ESTATE AND THE DIRECTORS OR TRUST MANAGERS, OFFICERS, AGENTS AND EMPLOYEES OF EACH WILL BE RELEASED FROM ALL LIABILITIES AND CLAIMS ARISING PRIOR TO THE EFFECTIVE DATE OF THE BANKRUPTCY PLAN. IF THE BANKRUPTCY PLAN IS ACCEPTED BY THE STOCKHOLDERS AND CONFIRMED BY THE BANKRUPTCY COURT, THEN, ON THE EFFECTIVE DATE OF THE CRESCENT OPERATING BANKRUPTCY PLAN, EACH STOCKHOLDER OF CRESCENT OPERATING WHO IS A MEMBER OF A CLASS THAT VOTES TO ACCEPT THE BANKRUPTCY PLAN OR WHO RECEIVES A DISTRIBUTION UNDER THE BANKRUPTCY PLAN, WILL BE DEEMED TO UNCONDITIONALLY RELEASE CRESCENT OPERATING AND CRESCENT REAL ESTATE AND ALL CURRENT AND FORMER OFFICERS AND DIRECTORS OR TRUST MANAGERS OF CRESCENT OPERATING AND CRESCENT REAL ESTATE FROM ALL CLAIMS AND LIABILITIES, EXCEPT FOR PERFORMANCE OR NONPERFORMANCE UNDER THE SETTLEMENT AGREEMENT OR THE BANKRUPTCY PLAN AND EXCEPT FOR ANY ACTION OR OMISSION THAT CONSTITUTES ACTUAL FRAUD OR CRIMINAL BEHAVIOR. THE RELEASE OF CRESCENT OPERATING STOCKHOLDER CLAIMS WILL NOT APPLY IF THE HOLDERS OF THE CRESCENT OPERATING COMMON STOCK, VOTING AS A CLASS, VOTE AGAINST THE BANKRUPTCY PLAN. IN ADDITION, THE RELEASE OF CRESCENT OPERATING STOCKHOLDER CLAIMS WILL NOT APPLY TO THE CLAIMS, IF ANY, OF A PERSON WHO SOLD ITS CRESCENT OPERATING STOCK BEFORE THE RECORD DATE FOR THE VOTE, OR WHO EITHER VOTED AGAINST THE BANKRUPTCY PLAN OR DID NOT VOTE AND THEREAFTER EITHER DID NOT RECEIVE OR REFUSED TO ACCEPT A DISTRIBUTION OF CRESCENT REAL ESTATE COMMON SHARES. THE RELEASE OF CRESCENT OPERATING STOCKHOLDER CLAIMS WILL APPLY TO CRESCENT OPERATING STOCKHOLDERS ONLY IN THEIR CAPACITY AS CRESCENT OPERATING STOCKHOLDERS, AND WILL NOT AFFECT THEIR RIGHTS AS HOLDERS OF CRESCENT REAL ESTATE COMMON SHARES. THIS RELEASE WILL BE SUBJECT TO THE EFFECT OF SECTION 29 OF THE SECURITIES EXCHANGE ACT OF 1934, WHICH PROVIDES THAT ANY AGREEMENT BINDING ANY PERSON TO WAIVE COMPLIANCE WITH THE EXCHANGE ACT IS VOID. YOU SHOULD BE AWARE THAT IT IS THE POSITION OF THE SECURITIES AND EXCHANGE COMMISSION THAT THE RELEASE WILL NOT BE EFFECTIVE WITH RESPECT TO CERTAIN CLAIMS ARISING UNDER FEDERAL SECURITIES LAWS. IN ADDITION, IT IS THE POSITION OF THE SECURITIES AND EXCHANGE COMMISSION THAT THE RELEASE OF AFFILIATES OF CRESCENT OPERATING AND
THE CURRENT AND FORMER OFFICERS AND DIRECTORS OR TRUST MANAGERS OF CRESCENT OPERATING AND CRESCENT REAL ESTATE VIOLATES SECTION 524(e) OF THE BANKRUPTCY CODE UNLESS SEPARATE CONSIDERATION IS PROVIDED BY THESE PARTIES OR THE RELEASE IS VOLUNTARY.



         ON OCTOBER 1, 2002, CRESCENT OPERATING AND CRESCENT REAL ESTATE AMENDED THE SETTLEMENT AGREEMENT. THE AMENDMENT PROVIDES FOR, AMONG OTHER THINGS, A MINIMUM VALUE OF CRESCENT REAL ESTATE COMMON SHARES TO BE ISSUED IN CONNECTION WITH THE BANKRUPTCY PLAN IF THE BANKRUPTCY PLAN IS ACCEPTED BY THE REQUISITE VOTE OF CRESCENT OPERATING STOCKHOLDERS AND CONFIRMED BY THE BANKRUPTCY COURT.


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CRESCENT OPERATING BANKRUPTCY PLAN, PASSED ON THE MERITS OR FAIRNESS OF THE CRESCENT OPERATING BANKRUPTCY PLAN OR PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT/PROSPECTUS HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT WITH RESPECT TO ADEQUACY OF INFORMATION. HOWEVER, IF THE CRESCENT OPERATING BANKRUPTCY PLAN IS ACCEPTED BY THE REQUIRED VOTE, CRESCENT OPERATING WILL SEEK BANKRUPTCY COURT APPROVAL OF THIS PROXY STATEMENT/PROSPECTUS AS PART OF THE ORDER CONFIRMING THE CRESCENT OPERATING BANKRUPTCY PLAN.

         THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR ANY ATTACHMENTS

HERETO OR IN THE AFFAIRS OF CRESCENT REAL ESTATE, CRESCENT OPERATING, OR ANY OF THEIR SUBSIDIARIES SINCE THE DATE HEREOF.

         PRIOR TO VOTING, STOCKHOLDERS ARE ENCOURAGED TO READ AND CONSIDER CAREFULLY THIS ENTIRE PROXY STATEMENT/PROSPECTUS INCLUDING THE BANKRUPTCY PLAN OF REORGANIZATION ATTACHED HERETO AS ANNEX A AND THE MATTERS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS.

         IN MAKING A DECISION IN CONNECTION WITH THE CRESCENT OPERATING BANKRUPTCY PLAN, STOCKHOLDERS MUST RELY ON THEIR OWN EXAMINATION OF CRESCENT OPERATING AND CRESCENT REAL ESTATE AND THE TERMS OF THE CRESCENT OPERATING BANKRUPTCY PLAN, INCLUDING THE MERITS AND RISKS INVOLVED. STOCKHOLDERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROXY STATEMENT/PROSPECTUS AS PROVIDING ANY LEGAL, BUSINESS, FINANCIAL OR TAX ADVICE. EACH STOCKHOLDER SHOULD CONSULT WITH ITS OWN LEGAL, BUSINESS, FINANCIAL AND TAX ADVISORS WITH RESPECT TO ANY SUCH MATTERS CONCERNING THIS PROXY STATEMENT/PROSPECTUS, THE CRESCENT OPERATING BANKRUPTCY PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                    QUESTIONS AND ANSWERS ABOUT THE CRESCENT
                       OPERATING BANKRUPTCY PLAN AND THE
                                 SPECIAL MEETING


         Unless the context otherwise requires, the terms Crescent Operating and Crescent Real Estate include the subsidiaries of each and, in the case of Crescent Real Estate, includes Crescent Real Estate Equities Limited Partnership, or Crescent Partnership. Unless the context otherwise requires, "bankruptcy plan" and "Plan of Reorganization" both refer to the Crescent Operating bankruptcy plan that is described in this proxy statement/prospectus. The Plan of Reorganization is attached to this proxy statement/prospectus as Annex A and is incorporated by reference to this proxy statement/prospectus. Unless the context otherwise requires, "Settlement Agreement" refers to the Settlement Agreement executed on February 14, 2002, as amended by the First Amendment to Settlement Agreement executed on October 1, 2002. The Settlement Agreement and the First Amendment to Settlement Agreement are attached to this proxy statement/prospectus as Annex B and are incorporated by reference to this proxy statement/prospectus.




The Crescent Operating Bankruptcy Plan

Q.       WHAT AM I VOTING ON?

A. You are voting on a proposal to accept a bankruptcy plan that will result in the orderly termination of Crescent Operating's business which could result in your receiving Crescent Real Estate common shares.

Q.       WHY IS CRESCENT OPERATING PROPOSING THE BANKRUPTCY PLAN?


A. Crescent Operating is proposing the bankruptcy plan to effect an orderly termination of its business. Substantially all of Crescent Operating's assets are or were encumbered by liens in favor of Crescent Real Estate. Crescent Operating is in default in its obligations to Crescent Real Estate. The value of Crescent Operating's assets was, and continues to be, insufficient to satisfy the secured claims of Crescent Real Estate. On February 14, 2002, Crescent Operating entered into the original Settlement Agreement with Crescent Real Estate and transferred many of the encumbered assets to Crescent Real Estate in partial satisfaction of its claims. The Settlement Agreement requires the filing of a prepackaged bankruptcy plan for Crescent Operating. If the bankruptcy plan is confirmed, the Settlement Agreement obligates Crescent Real Estate to provide Crescent Operating with funds to cover budgeted expenses and pay in full or otherwise resolve the claims of those creditors of Crescent Operating identified in the original Settlement Agreement, other than Crescent Real Estate claims, and gives Crescent Operating stockholders the opportunity to receive Crescent Real Estate common shares.



Q. WHY IS THE SOLE DIRECTOR OF CRESCENT OPERATING RECOMMENDING THAT I VOTE FOR THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. Crescent Operating's sole director is recommending that you vote for the Crescent Operating bankruptcy plan because he concluded that the bankruptcy plan, which provides for payments to Crescent Operating's creditors as well as the opportunity for Crescent Operating stockholders to receive Crescent Real Estate common shares with a value that is expected to be between $0.20 to $0.50 per share, but will not be less than $0.20 per share, of Crescent Operating common stock, was the best available alternative for Crescent Operating, its creditors and stockholders. After

         Crescent Real Estate terminated the asset purchase agreement and the securities purchase agreement described below under "The Reorganization Transactions - Events Leading to the Reorganization Transactions," the sole director, working with Crescent Operating's counsel, analyzed Crescent Operating's alternatives. These alternatives included the following:



         o exploring the possibility of obtaining additional funds sufficient to satisfy its obligations and continue its ongoing operations;


         o liquidating Crescent Operating under Chapter 7 of the Bankruptcy Code;

         o instigating litigation requesting that a court set aside Crescent Real Estate's liens or recharacterize the Crescent Real Estate agreements as equity infusions rather than loans; and

         o not settling its claims with Crescent Real Estate and filing for bankruptcy to avoid a foreclosure by Crescent Real Estate.


         After analyzing these alternatives, the sole director concluded that the bankruptcy plan provided the best alternative with regard to the amount and the likelihood of recovery for the creditors and stockholders of Crescent Operating. Before finalizing his evaluation, however, Crescent Operating's sole director consulted with legal and financial advisors and also obtained an opinion stating that the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement is fair to the public stockholders of Crescent Operating from a financial point of view, assuming a distribution of Crescent Real Estate common shares with a value of $0.32 to $0.50. However, this opinion maintains that it would not necessarily change if Crescent Real Estate were to advance additional funds that reduce the value of Crescent Real Estate common shares to below $0.32. See "The Reorganization Transactions - Analysis of Alternatives" for a more detailed description of the analyses performed on behalf of Crescent Operating by the sole director and third-party consultants. Crescent Operating's sole director performed these analyses and negotiated the bankruptcy plan and Settlement Agreement independently from the other four members of the Crescent Operating Board of Directors, each of whom also serves as a trust manager of Crescent Real Estate. In order to avoid conflicts of interest, none of these four directors participated in the negotiations on behalf of Crescent Operating, and all four resigned as directors of Crescent Operating on February 13, 2002. One of these directors, John C. Goff, participated in the initial structuring of the proposed transactions, but did not participate in any negotiations due to potential conflicts of interest arising primarily from his position as Chief Executive Officer and a trust manager of Crescent Real Estate, as more fully described in "The Reorganization Transactions - Interests of Certain Persons in the Reorganization Transactions." As a result of these analyses, the sole director concluded that the Settlement Agreement and the pre-packaged bankruptcy were the best available alternatives for the Crescent Operating creditors and stockholders and the alternatives most likely to maximize stockholder value.


Q.       WHAT IS THE VOTE REQUIRED TO ACCEPT THE CRESCENT OPERATING BANKRUPTCY
         PLAN?

A. The affirmative vote of two-thirds of the votes cast in person or by proxy is required to accept the Crescent Operating bankruptcy plan. In addition, at least a majority of the outstanding Crescent Operating common stock must be represented at the special meeting to constitute a quorum. Holders of Crescent Operating common stock are entitled to one vote for each share of Crescent Operating common stock they hold.

Q. WHAT HAPPENS IF THE CRESCENT OPERATING STOCKHOLDERS VOTE FOR ACCEPTANCE OF THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. If the Crescent Operating stockholders cast enough votes to accept the Crescent Operating bankruptcy plan, Crescent Operating will file a bankruptcy petition under the Bankruptcy Code and will submit the bankruptcy plan to the bankruptcy court for confirmation. If the bankruptcy court confirms the bankruptcy plan, you will cease to be a stockholder of Crescent Operating on the date the bankruptcy plan becomes effective. You will receive common shares of Crescent Real Estate subject to the conditions discussed below in the answer to the question "Are there conditions to my receipt of Crescent Real Estate common shares?"



         If the holders of Crescent Operating common stock, voting as a class, vote for acceptance of the bankruptcy plan, each stockholder will be deemed to unconditionally release Crescent Operating and Crescent Real Estate and all current and former officers and directors of Crescent Operating and Crescent Real Estate from all claims and liabilities, except for performance or nonperformance under the Settlement Agreement and the bankruptcy plan and except for any action or omission that constitutes actual fraud or criminal behavior. The Settlement Agreement and the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims it may have against Crescent Real Estate, are enforceable whether or not the bankruptcy plan is approved by Crescent Operating's stockholders and whether or not the bankruptcy plan is confirmed by the bankruptcy court. If the Crescent Operating stockholders vote to accept the bankruptcy plan, but an individual stockholder votes against the bankruptcy plan, abstains or does not vote, and either does not receive or refuses to accept any distribution under the bankruptcy plan, then that stockholder will not be deemed to have released any claims against Crescent Real Estate or its current or former officers and trust managers or Crescent Operating's current or former officers and directors. The release of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders and will not affect their rights as holders of Crescent Real Estate common shares.



         In substance, section 524(e) of the Bankruptcy Code provides that the release of third party claims against a debtor such as Crescent Operating does not release any other person. In addition to the release of Crescent Operating, the bankruptcy plan includes releases of Crescent Real Estate and all current and former officers and directors or trust managers of Crescent Operating or Crescent Real Estate. It is the position of the Securities and Exchange Commission that these additional releases violate section 524(e) unless separate consideration is provided by the specific parties being released or the releases are voluntary. Crescent Operating believes the releases contemplated by the bankruptcy plan comply with section 524(e) of the Bankruptcy Code and applicable law, both because Crescent Real Estate is paying substantial consideration to Crescent Operating and its stockholders to obtain the releases provided under the bankruptcy plan and because the releases are voluntary.



         In addition, as discussed in this proxy statement, Crescent Real Estate is providing sufficient funds both to pay in full or otherwise resolve the claims of those creditors of Crescent Operating identified in the original Settlement Agreement and to cover budgeted expenses of Crescent Operating. In addition, Crescent Real Estate is providing a distribution to Crescent Operating stockholders of Crescent Real Estate common shares if the stockholders vote to accept the bankruptcy plan and the bankruptcy court confirms the plan. Accordingly, the consideration is being provided either directly by the persons who receive the benefit of the releases provided in the bankruptcy plan or on their behalf. Whether this consideration for the releases is sufficient is an issue of fact that the bankruptcy court has authority to determine. If the bankruptcy court concludes that the releases in the bankruptcy plan violate section 524(e) of the Bankruptcy Code, the bankruptcy court may refuse to confirm the bankruptcy plan as written. In that event, Crescent Real Estate does not have an obligation to fund payments to Crescent Operating's creditors or to make a distribution to stockholders of Crescent Operating even though the stockholders cast enough votes to accept the Crescent Operating bankruptcy plan proposed to them.

         Crescent Operating also believes that the release by any stockholder who accepts the bankruptcy plan is voluntary. Any Crescent Operating stockholder who does not wish to provide the release may retain full rights to pursue claims against Crescent Real Estate, Crescent Operating and their current and former officers and directors or trust managers by voting against the bankruptcy plan, abstaining or not voting, and either not receiving or refusing to accept any distribution under the bankruptcy plan.





Q. IS THE TOTAL VALUE OF THE CRESCENT REAL ESTATE COMMON SHARES BEING OFFERED TO CRESCENT OPERATING STOCKHOLDERS IN THE CRESCENT OPERATING BANKRUPTCY PLAN SUBJECT TO ADJUSTMENT?


A. Yes. The total value of the Crescent Real Estate common shares offered to Crescent Operating stockholders will depend on the dollar amount of claims and expenses paid by Crescent Real Estate in connection with the Crescent Operating bankruptcy and the reorganization transactions, but will not be less than approximately $2.16 million, or $0.20 per share of Crescent Operating common stock.


Q. HOW WILL CRESCENT REAL ESTATE AND CRESCENT OPERATING DETERMINE THE TOTAL VALUE OF THE CRESCENT REAL ESTATE COMMON SHARES BEING OFFERED TO CRESCENT OPERATING STOCKHOLDERS PURSUANT TO THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. The total value of the Crescent Real Estate common shares offered to Crescent Operating stockholders will equal the greater of:



         o        approximately $2.16 million; and



         o $16.0 million minus the total amount of payments made by Crescent Real Estate for claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim.



         As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses in connection with the Crescent Operating bankruptcy and the reorganization transactions and expects to incur an aggregate of $10.6 million to $13.8 million in total claims and expenses.


Q. HOW MUCH DO CRESCENT OPERATING AND CRESCENT REAL ESTATE EXPECT CRESCENT REAL ESTATE TO PAY FOR CLAIMS AND EXPENSES, AND WHAT IS THE TOTAL VALUE OF THE CRESCENT REAL ESTATE COMMON SHARES THAT CRESCENT OPERATING AND CRESCENT REAL ESTATE BELIEVE WILL BE ISSUED TO CRESCENT OPERATING STOCKHOLDERS?


A. Crescent Operating and Crescent Real Estate currently estimate that Crescent Real Estate will advance funds to pay in full or otherwise resolve total claims and expenses of between $10.6 million and $13.8 million. Accordingly, the total value of the Crescent Real Estate common shares issued to the Crescent Operating stockholders is expected to be between $5.4 million and $2.16 million, or $0.50 to $0.20 per share of Crescent Operating common stock. If a material variance in this estimated range of aggregate claims and expenses occurs after the date that Crescent Operating mails this proxy statement/prospectus to its stockholders, then Crescent Operating will issue a press release and file a Current Report on Form 8-K with the Securities and

         Exchange Commission disclosing the material variance. As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses.



Q. CAN THE TOTAL CLAIMS AND EXPENSES THAT CRESCENT REAL ESTATE PAYS IN CONNECTION WITH THE CRESCENT OPERATING BANKRUPTCY AND THE REORGANIZATION TRANSACTIONS REDUCE THE VALUE OF THE DISTRIBUTION OF CRESCENT REAL ESTATE COMMON SHARES TO THE CRESCENT OPERATING STOCKHOLDERS TO LESS THAN $0.20 PER SHARE?



A. No. Regardless of the total amount of claims and expenses that are paid by Crescent Real Estate in connection with the bankruptcy plan and the reorganization transactions, if the bankruptcy plan is accepted by the requisite vote of the Crescent Operating stockholders and is confirmed by the bankruptcy court, then Crescent Operating stockholders will receive common shares of Crescent Real Estate with a value of at least $2.16 million, or $0.20 per share of Crescent Operating common stock. In no event will the stockholders of Crescent Operating have the opportunity to reconsider approval of the bankruptcy plan.


Q.       HOW IS THE VALUE OF THE CRESCENT REAL ESTATE COMMON SHARES CALCULATED?

A. The value of the Crescent Real Estate common shares to be issued pursuant to the bankruptcy plan is computed based on the average of the closing prices of the Crescent Real Estate common shares on the New York Stock Exchange, or the NYSE, for the ten trading days immediately preceding the date of confirmation of the Crescent Operating bankruptcy plan.

Q.       ARE THERE CONDITIONS TO MY RECEIPT OF CRESCENT REAL ESTATE COMMON
         SHARES?


A.       Yes.  There are three principal conditions:



         o Crescent Operating stockholders must accept the Crescent Operating bankruptcy plan by the requisite vote (2/3 or more of the number of votes cast at the meeting in person or by proxy);



         o the bankruptcy court must confirm the Crescent Operating bankruptcy plan, including the releases incorporated in the bankruptcy plan; and



         o you must be a Crescent Operating stockholder on the confirmation date.


Q. WHAT SHOULD I KNOW ABOUT CRESCENT REAL ESTATE AND THE CRESCENT REAL ESTATE COMMON SHARES?


A. Crescent Real Estate is a real estate investment trust. This proxy statement/prospectus contains a description of Crescent Real Estate and its business, as well as its financial statements. You should carefully review this proxy statement/prospectus, including the annexes hereto, before casting your vote. An investment in Crescent Real Estate common shares involves risks, as described in "Risk Factors - Risks Associated with an Investment in Crescent Real Estate Common Shares". The common shares of Crescent Real Estate trade publicly on the NYSE under the symbol "CEI."



Q. WHAT HAPPENS IF THE CRESCENT OPERATING STOCKHOLDERS VOTE AGAINST ACCEPTANCE OF THE CRESCENT OPERATING BANKRUPTCY PLAN?



A. If a sufficient number of Crescent Operating stockholders vote against the Crescent Operating bankruptcy plan, such that not enough votes are cast to accept the bankruptcy plan, the bankruptcy plan provides that none of the stockholders of Crescent Operating will receive

         Crescent Real Estate common shares under the plan. Crescent Operating will still file a bankruptcy petition under the Bankruptcy Code and seek to have the bankruptcy plan, as currently proposed to the stockholders of Crescent Operating, confirmed by the bankruptcy court pursuant to the "cramdown" provision of the Bankruptcy Code. If the bankruptcy court confirms the plan pursuant to the "cramdown" provision, Crescent Operating stockholders will not receive common shares of Crescent Real Estate but will still cease to be stockholders of Crescent Operating on the date the bankruptcy plan becomes effective. In this circumstance, the stockholder releases described in the answer to the question "What happens if the Crescent Operating stockholders vote for acceptance of the Crescent Operating bankruptcy plan?" will not take effect, and the Crescent Operating stockholders will not be deemed to have released any of their direct claims against Crescent Operating or Crescent Real Estate or against the current and former officers and the directors or trust managers of either Crescent Operating or Crescent Real Estate. In addition, each Crescent Operating stockholder would retain the right to seek to enforce a Crescent Operating cause of action against parties other than Crescent Real Estate and the other parties released under the Settlement Agreement. Crescent Operating's pre-bankruptcy release of its claims against Crescent Real Estate, including claims by stockholders seeking to enforce, on behalf of Crescent Operating, a claim of Crescent Operating against Crescent Real Estate, however, will remain in effect.

         The bankruptcy court has authority to determine whether Crescent Operating's release of its claims, or the other transactions under the Settlement Agreement, could be avoided or set aside as a fraudulent transfer under either Texas law or section 548 of the Bankruptcy Code. The primary consideration in a fraudulent transfer action is whether the transferor received reasonably equivalent value in exchange for the transfer. In this case, Crescent Operating believes that the payments and other consideration that Crescent Real Estate is providing pursuant to the Settlement Agreement in connection with the bankruptcy plan constitute reasonably equivalent value for the consideration Crescent Operating gave Crescent Real Estate in the Settlement Agreement. Fraudulent transfer claims are typically brought for the benefit of creditors. In this case, Crescent Real Estate agreed, if the bankruptcy plan is confirmed, to pay in full or otherwise resolve the claims of the Crescent Operating creditors that Crescent Operating identified at the time of the execution of the original Settlement Agreement. As a result, these creditors, rather than being harmed by the Settlement Agreement, will benefit from the Settlement Agreement.

         If the bankruptcy court refuses to confirm the bankruptcy plan described in this proxy statement, Crescent Operating may seek to have an alternative plan confirmed by the court. In that event, Crescent Operating creditors and stockholders will receive further notice regarding the alternative plan.

Q.       WHAT RIGHTS DO I HAVE IF I OPPOSE THE CRESCENT OPERATING BANKRUPTCY
         PLAN?

A. If you oppose the bankruptcy plan, you may vote against it. There are no dissenters' appraisal rights available under applicable state corporate law with respect to the Crescent Operating bankruptcy plan. After the bankruptcy plan is filed with the bankruptcy court, you may hire an attorney to argue your position to the court and you may file pleadings with the bankruptcy court explaining why you believe the bankruptcy plan should not be confirmed, whether or not the Crescent Operating stockholders approved the bankruptcy plan.

         As described previously in "What happens if the Crescent Operating stockholders vote against acceptance of the Crescent Operating bankruptcy plan?", Crescent Operating will file its bankruptcy petition and seek to have the bankruptcy plan confirmed even if the requisite numbers of Crescent Operating stockholders do not vote to accept the bankruptcy plan. Crescent

         Operating believes it will be successful in obtaining confirmation of the bankruptcy plan, even over the stockholders' failure to approve the bankruptcy plan or a stockholder's objection, but it is not a certainty that the court will confirm the bankruptcy plan.



         If the Crescent Operating bankruptcy plan is confirmed by the bankruptcy court, all of the stockholders of Crescent Operating will be bound by all of the terms and conditions of the bankruptcy plan. However, Crescent Operating stockholders who sell their shares of Crescent Operating common stock before the voting record date, as well as Crescent Operating stockholders who vote against the bankruptcy plan, abstain from voting or do not vote on the bankruptcy plan, and who do not receive or refuse to accept a distribution under the bankruptcy plan, will not be bound by the releases in the bankruptcy plan. If the class of Crescent Operating stockholders votes against the bankruptcy plan, the Crescent Operating stockholders will not release any direct, or non-derivative, claims against third parties. Each Crescent Operating stockholder would retain the right to assert any direct claims that the stockholder may have against Crescent Operating or Crescent Real Estate, or the officers and directors or trust managers of either entity, including claims alleging violations of applicable state or federal securities laws. In addition, each Crescent Operating stockholder would retain the right to seek to enforce a Crescent Operating cause of action against parties other than Crescent Real Estate and the other parties released under the Settlement Agreement. The Settlement Agreement and the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims it may have against Crescent Real Estate and affiliates arising prior to the execution of the original Settlement Agreement, are enforceable whether or not the bankruptcy plan is approved by Crescent Operating's stockholders and whether or not the bankruptcy plan is confirmed by the bankruptcy court. The bankruptcy court has the authority to determine whether Crescent Operating's release of its claims, or the other transactions under the Settlement Agreement, could be avoided or set aside as a fraudulent transfer under either state law or section 548 of the Bankruptcy Code. The primary consideration in a fraudulent transfer action is whether the transferor received reasonably equivalent value for the transfer. In this case, Crescent Operating believes that the payments and other consideration that Crescent Real Estate is providing pursuant to the Settlement Agreement and in connection with the bankruptcy plan constitute reasonably equivalent value for the consideration Crescent Operating gave Crescent Real Estate in the Settlement Agreement. Fraudulent transfer claims are typically brought for the benefit of creditors. In this case, Crescent Real Estate agreed, if the bankruptcy plan is confirmed, to pay all the claims of the Crescent Operating creditors that Crescent Operating identified at the time of the Settlement Agreement. As a result, these creditors, rather than being harmed by the Settlement Agreement, in fact will benefit from the Settlement Agreement.


Q. WAS A FAIRNESS OPINION RENDERED IN CONNECTION WITH THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. Yes. The sole director of Crescent Operating has received and relied upon an opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an investment-banking firm, dated February 14, 2002, that, subject to and based on the considerations in its opinion, the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement is fair to the public stockholders of Crescent Operating from a financial point of view, assuming a distribution of Crescent Real Estate common shares with a value of $0.32 to $0.50. However, Houlihan Lokey's opinion specifically stated that its opinion would not necessarily change if Crescent Real Estate were to advance additional funds, as Crescent Real Estate agreed to do in the October 2002 amendment to the Settlement Agreement and as described below in "The Reorganization Transactions - Summary of the Reorganization Transactions - Payment by Crescent Real Estate of Crescent Operating Claims and Expenses," that reduce the value of Crescent Real Estate common shares to below $0.32. The full text of Houlihan Lokey's opinion, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey, is attached as Annex C to this proxy statement/prospectus. Crescent Operating urges you to read the Houlihan Lokey opinion in its entirety. See "The Crescent Operating Bankruptcy Plan - Opinion of Crescent Operating's Financial Advisor" for a more detailed description of the opinion and the background of the opinion. In addition, you should read "Risk Factors - Limitations on the scope of Houlihan Lokey's fairness opinion could lead to Crescent Operating stockholders to assign too much importance to the fairness opinion in making their decision on whether to vote to approve the bankruptcy plan" for a discussion of issues and concerns related to the date and the limited scope of Houlihan Lokey's opinion.


Q. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. The distribution to you of Crescent Real Estate common shares will be treated as a distribution in liquidation of Crescent Operating. You will realize gain or loss based on the difference between your basis in your shares of Crescent Operating common stock and the fair market value of the Crescent Real Estate common shares you receive. In general, if you are not a dealer in securities, you must treat this gain or loss as a long term capital gain or loss if you held your shares of Crescent Operating common stock for more than one year or, otherwise, as a short term capital gain or loss. If you acquired shares of Crescent Operating common stock at different times, the determination of gain or loss and the holding period is made on the facts specific to each share. Your basis in the Crescent Real Estate common shares you will receive will be the fair market value of the Crescent Real Estate common shares at the time of distribution.


Q.       ARE THERE ANY RISKS IN THE CRESCENT OPERATING BANKRUPTCY PLAN?


A. Yes. If there are enough votes to accept the Crescent Operating bankruptcy plan, you are expected to receive Crescent Real Estate common shares only if the bankruptcy plan is confirmed and you own shares of Crescent Operating common stock on the date that the Crescent Operating bankruptcy plan is confirmed. The number of Crescent Real Estate common shares that you will receive is subject to reduction depending on the amount of expenses and claims relating to the Crescent Operating bankruptcy plan and reorganization transactions that Crescent Real Estate pays, however, in no event will the Crescent Operating stockholders receive Crescent Real Estate common shares with a value of less than approximately $2.16 million or $0.20 per share of Crescent Operating common stock if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court. If there are not enough votes of the Crescent Operating stockholders to accept the Crescent Operating bankruptcy plan, Crescent Operating will still seek confirmation of the bankruptcy plan, but the Crescent Operating stockholders will receive no Crescent Real Estate common shares. Other risks relating to the bankruptcy plan, including, but not limited to, the bankruptcy court denying confirmation of the bankruptcy plan and Crescent Real Estate electing not to assume any unidentified liabilities of Crescent Operating are described in "Risk Factors - Risks Associated with the Crescent Operating Bankruptcy Plan."



Q. ARE THERE ANY CONDITIONS TO CONFIRMATION AND IMPLEMENTATION OF THE CRESCENT OPERATING BANKRUPTCY PLAN?

A. Yes. The Crescent Operating bankruptcy plan provides that, except as expressly waived by Crescent Operating with the consent of Crescent Real Estate, the following are conditions to confirmation and implementation of the Crescent Operating bankruptcy plan:


         o the bankruptcy court has signed a confirmation order confirming the Crescent Operating bankruptcy plan, and the clerk of the bankruptcy court has duly entered the confirmation order on the docket for the bankruptcy case in a form and substance that is acceptable to Crescent Operating;

         o the confirmation order has become effective and has not been stayed, modified, reversed or amended; and

         o Crescent Real Estate has received all regulatory approvals and authorizations necessary to create the subsidiary of Crescent Real Estate that will acquire Crescent Operating's entire membership interest in COPI Cold Storage, LLC, and that will distribute its shares to the holders of Crescent Real Estate common shares, other than the holders of Crescent Real Estate common shares distributed to the Crescent Operating stockholders as a result of the Crescent Operating bankruptcy plan.

Q. WHEN DO YOU EXPECT THE CRESCENT OPERATING BANKRUPTCY PLAN TO BE CONFIRMED BY THE BANKRUPTCY COURT?


A. Crescent Operating's goal is to have the Crescent Operating bankruptcy plan confirmed as quickly as possible. Crescent Operating currently believes that the Crescent Operating bankruptcy plan will be confirmed in the first quarter of 2003.


The Special Meeting

Q.       HOW DO I VOTE?

A. After you carefully read this document, you may vote by proxy using any of the following means:

         o by indicating on the enclosed proxy card how you want to vote, signing it, dating it and mailing it in the enclosed prepaid return envelope;

         o by touchtone telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card; or

         o in person at the special meeting, unless you are a "street name" holder without a proxy signed by your broker.

         You should indicate your vote now by proxy even if you expect to attend the special meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your vote at any time prior to the vote at the special meeting and will ensure that your shares are voted if you later find you cannot attend the special meeting.

Q.       CAN I CHANGE MY VOTE AFTER I HAVE VOTED BY PROXY?

A. Yes. Unless you hold your shares in "street name" through your broker, you can change your vote prior to the taking of the vote at the special meeting:

         o by giving written notice of revocation to the secretary of Crescent Operating;

         o only if the prior vote was by written proxy, by properly submitting a duly executed proxy bearing a later date;

         o only if the prior vote was by telephone, by casting a subsequent vote by telephone prior to the special meeting; or

         o        by voting in person at the special meeting.


         Only the last vote of a stockholder will be counted. For a more complete description of voting procedures, see "The Special Meeting of Crescent Operating Stockholders - Proxies."


Q. IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

A. No. Unless you provide instructions to your broker on how to vote your "street name" shares, your broker will be unable to vote them for you. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you wish to change your vote, you must contact your broker.

Q.       WHAT IS THE EFFECT OF MY FAILURE TO VOTE?


A. If you sign and send in your proxy card and do not indicate how you want to vote, your shares will be voted in favor of acceptance of the Crescent Operating bankruptcy plan. If you do not return your proxy card, do not vote by telephone, or do not vote in person at the special meeting, your shares will not be voted. IF NOT ENOUGH STOCKHOLDERS OF CRESCENT OPERATING VOTE TO ACCEPT THE CRESCENT OPERATING BANKRUPTCY PLAN, THE BANKRUPTCY PLAN PROVIDES THAT NONE OF THE STOCKHOLDERS OF CRESCENT OPERATING WILL RECEIVE CRESCENT REAL ESTATE COMMON SHARES. See "The Special Meeting of Crescent Operating Stockholders - Effect of Abstentions and Broker Non-Votes" for more information regarding the effect of your failure to vote.


Q.       DO I NEED TO SEND ANYTHING IN ADDITION TO MY PROXY AT THIS TIME?

A. No. If Crescent Real Estate issues common shares to Crescent Operating stockholders, then after you receive written notice that the Crescent Operating bankruptcy plan has become effective, the disbursement agent will send you a letter and written instructions relating to any information that is required from you to ensure that the stock certificates representing your Crescent Real Estate common shares are issued and delivered to you. You will receive your Crescent Real Estate common shares promptly after the disbursement agent receives the requested information from you.

Q.       WHO CAN HELP ANSWER MY QUESTIONS?

A. If you would like additional copies of this document, or have any questions about the Crescent Operating bankruptcy plan, you should contact:

                            Crescent Operating, Inc.
                 Attention: Jeffrey L. Stevens or Jason Phinney
                          777 Taylor Street, Suite 1050
                             Fort Worth, Texas 76102
                          Phone Number: (817) 339-2200

                                     SUMMARY


         This summary highlights selected information presented in this proxy statement/prospectus and may not contain all of the information that is important to you. To understand the Crescent Operating bankruptcy plan to be voted on at the special meeting more fully, you should carefully read this entire proxy statement/prospectus and the documents to which this proxy statement/prospectus refers. See "Where You Can Find More Information." In particular, you should read the documents attached to this proxy statement/prospectus, including the Plan of Reorganization attached as Annex A and the Settlement Agreement attached as Annex B, both of which are incorporated by reference into this proxy statement/prospectus.


THE COMPANIES

CRESCENT OPERATING, INC.
777 Taylor Street, Suite 1050
Fort Worth Texas 76102
(817) 339-2200

Overview

         Crescent Operating, Inc., a Delaware corporation, was formed on April 1, 1997, by Crescent Real Estate. Effective June 12, 1997, Crescent Real Estate distributed shares of Crescent Operating common stock to shareholders of Crescent Real Estate and limited partners of Crescent Partnership, and, on that date, Crescent Operating became a public company. Crescent Operating was formed to be the lessee and operator of certain assets owned or to be acquired by Crescent Real Estate.

         As of December 31, 2001, Crescent Operating, through various subsidiaries and affiliates, had assets and operations consisting of four business segments:

         o        equipment sales and leasing segment;

         o        hospitality segment;

         o        temperature-controlled logistics segment; and

         o        land development segment.


         In February and March 2002, pursuant to the terms of the Settlement Agreement, Crescent Operating transferred to Crescent Real Estate, in lieu of foreclosure, the assets of its hospitality segment, and, pursuant to a strict foreclosure, the assets of its land development segment. As a result, Crescent Operating no longer has operations in these two segments. In addition, on February 6, 2002, Crescent Machinery Company, through which Crescent Operating operates its equipment sales and leasing segment, filed for protection under the federal bankruptcy laws. Crescent Machinery has filed schedules of assets and liabilities in its bankruptcy case. Those schedules indicate that virtually all of Crescent Machinery's assets are subject to lien claims of certain secured lenders. Moreover, the schedules indicate that the collateral securing the claims of these creditors has a value at or below the amount owed to the lenders. In fact, the only unencumbered assets owned by Crescent Machinery are several parcels of real estate that Crescent Machinery estimates to have a fair market value of approximately $3.0 million and miscellaneous inventory and accounts receivable of undetermined value. The value of the real estate will need to be first used to pay administrative expense claims in the bankruptcy case, after which it might be available for distribution to unsecured creditors. There are approximately $17.0 million of unsecured claims in the Crescent Machinery bankruptcy case. Crescent Operating expects the Crescent Machinery creditors to object to Crescent Operating receiving any distribution unless those creditors are paid in full. Although there can be no assurance as to the outcome of the Crescent Machinery bankruptcy case, Crescent Operating believes the prudent course is to estimate that it would not receive a material distribution in respect of either its unsecured claim in the Crescent Machinery case or in respect of its ownership of 100% of the Crescent Machinery common stock.


         As of the date of this proxy statement/prospectus, the only remaining operating assets of Crescent Operating are its 40% interest in AmeriCold Logistics, LLC and its 100% equity interest in Crescent Machinery.

Historical Operations

         As of December 31, 2001, Crescent Operating owned the following:


         o The equipment sales and leasing segment, consisting of a 100% interest in Crescent Machinery and its subsidiary, a construction equipment sales, leasing and service company which had as many as 18 locations in seven states. As of September 30, 2002, Crescent Machinery operated nine locations in three states.


         o        The hospitality segment, consisting of the following assets:

                  o Crescent Operating's lessee interests in three upscale business class hotels owned by Crescent Real Estate. The hotels are the Denver Marriott City Center, the Hyatt Regency Albuquerque, and the Renaissance Hotel in Houston, Texas.

                  o Lessee interests in three destination resort properties owned by Crescent Real Estate. The properties are the Hyatt Regency Beaver Creek, the Ventana Inn and Spa and the Sonoma Mission Inn and Spa (including the Sonoma Mission Inn Golf and Country Club).

                  o Lessee interests in two destination fitness resort and spa properties owned by Crescent Real Estate. The properties are Canyon Ranch-Tucson and Canyon Ranch-Lenox.

                  o A 5% economic interest in CRL Investments, Inc., or CRL, which has an investment in the Canyon Ranch Day Spa in the Venetian Hotel in Las Vegas, Nevada and participates in the future use of the "Canyon Ranch" name. Crescent Real Estate owned the remaining 95% economic interest.

         Crescent Operating's lessee interests in these eight properties and its interest in CRL are referred to as the hotel operations.

         o The temperature-controlled logistics segment, consisting of a 40% interest in the operations of AmeriCold Logistics, LLC, which operates 100 refrigerated storage properties with an aggregate storage capacity of approximately 525 million cubic feet. Crescent Real Estate has a 40% interest in AmeriCold Corporation, which owned 89 of the 100 properties.

         o The land development segment, consisting of the following assets:

         o A 4.65% economic interest in Desert Mountain, a master planned, luxury residential and recreational community in northern Scottsdale, Arizona. Crescent Real Estate owned an 88.35% economic interest in Desert Mountain.

         o A 52.5% general partner interest in The Woodlands Operating Company, L.P.

         o A 2.625% economic interest in The Woodlands Land Development Company L.P. Crescent Real Estate owned a 49.875% economic interest in this entity.

         o A 60% general partner interest in COPI Colorado, LP, a company that has a 10% economic interest in Crescent Resort Development, Inc., or CRDI, formerly Crescent Development Management Corp. Crescent Real Estate owned the remaining 90% economic interest in CRDI.

         These interests are referred to as the land development interests.

Structure


         The following chart depicts the structure of Crescent Operating's ownership of assets as of September 30, 2002. As a result of the transactions described in this section, the entities in Crescent Operating's hospitality and land development segments no longer hold any assets and, therefore, do not appear on this chart. Subsequent to the consummation of the bankruptcy plan and the reorganization transactions, Crescent Operating and its subsidiaries will be dissolved.



        [CRESCENT OPERATING, INC. STRUCTURE OF OWNERSHIP OF ASSETS CHART]

CRESCENT REAL ESTATE EQUITIES COMPANY
777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100


Overview

         Crescent Real Estate Equities Company was organized in 1994 and operates as a real estate investment trust, or REIT, for federal income tax purposes. Together with its subsidiaries, Crescent Real Estate provides management, leasing and development services for some of its properties.

         Crescent Real Estate conducts all of its business through Crescent Partnership and its other subsidiaries. Crescent Real Estate is structured to facilitate and maintain the qualification of Crescent Real Estate as a REIT. This structure permits persons contributing properties, or interests in properties, to Crescent Real Estate to defer some or all of the tax liability that they otherwise might have incurred in connection with the sale of assets to Crescent Real Estate.

         In February 2002, pursuant to the terms of the Settlement Agreement, Crescent Real Estate acquired from Crescent Operating, through transfers in lieu of foreclosure, the assets of Crescent Operating's hospitality segment and, pursuant to a strict foreclosure, the assets of Crescent Operating's land development segment. Crescent Real Estate holds these assets through two newly organized corporations and one newly organized limited liability company that are wholly owned subsidiaries of Crescent Real Estate, or taxable REIT subsidiaries. Crescent Real Estate included these assets in its resort/hotel and residential development segments beginning on the dates of the transfers.

Historical Operations


         As of June 30, 2002, Crescent Real Estate's assets and operations were composed of four major investment segments:


         o        office segment;

         o        resort/hotel segment;

         o        residential development segment; and

         o        temperature-controlled logistics segment.


Within these segments, Crescent Real Estate owned, directly or indirectly, the following real estate, referred to as the Crescent Real Estate properties, as of June 30, 2002.



         o Office segment consisted of 74 office properties located in 26 metropolitan submarkets in six states with an aggregate of approximately 28.3 million net rentable square feet.



         o Resort/hotel segment consisted of five destination resort properties with a total of 1,036 rooms/guest nights and four upscale business-class hotels with a total of 1,771 rooms, or the Crescent Real Estate hotel properties.

         o Residential development segment consisted of Crescent Real Estate's ownership of real estate mortgages and voting and non-voting common stock representing interests ranging from 94% to 100% in five unconsolidated residential development corporations, which in turn, through joint venture or partnership arrangements, owned 22 upscale residential development properties. These are referred to as the Crescent Real Estate residential development properties.


         o Temperature-controlled logistics segment consisted of Crescent Real Estate's 40% interest in a general partnership referred to as the temperature-controlled logistics partnership, which owns all of the common stock, representing substantially all of the economic interest, of AmeriCold Corporation, a REIT, which directly or indirectly owned 89 temperature-controlled logistics properties, or the Crescent Real Estate temperature-controlled logistics properties, with an aggregate of approximately 445.2 million cubic feet, or 17.7 million square feet, of warehouse space.


         o Other Crescent Real Estate properties consisted of 9 behavioral healthcare properties.


Agreement for Transfer of Crescent Operating Assets to Crescent Real Estate

         On June 28, 2001, Crescent Operating and Crescent Real Estate entered into an asset and stock purchase agreement in which Crescent Real Estate agreed to acquire the hotel operations, the land development interests and other assets in exchange for $78.4 million. Crescent Real Estate also entered into an agreement to make a $10.0 million investment in Crescent Machinery, which, along with capital from a third-party investment firm, was expected to put Crescent Machinery on solid financial footing.

         Following the date of the agreements, the results of operations for the hotel operations and the land development interests declined, due in part to the slowdown in the economy after September 11. In addition, Crescent Machinery's results of operations suffered because of the economic environment and the overall reduction in national construction levels that has affected the equipment rental and sale business, particularly post September 11. As a result, Crescent Real Estate believes that a significant additional investment would have been necessary to adequately capitalize Crescent Machinery and satisfy concerns of Crescent Machinery's lenders.

         On January 23, 2002, Crescent Real Estate terminated the purchase agreement pursuant to which Crescent Real Estate would have acquired the Crescent Operating hotel operations, the Crescent Operating land development interests and other assets. On February 4, 2002, Crescent Real Estate terminated the agreement relating to its planned investment in Crescent Machinery.

         On February 6, 2002, Crescent Machinery filed for protection under the federal bankruptcy laws.

         On February 12 and February 13, 2002, Crescent Real Estate delivered default notices to Crescent Operating relating to approximately $49.0 million of unpaid rent and approximately $76.2 million of principal and accrued interest due to Crescent Real Estate under certain secured loans.

Settlement Agreement


         On February 14, 2002, Crescent Operating and Crescent Real Estate entered into the Settlement Agreement, which was amended on October 1, 2002. The amendment provides for, among other things, a minimum value of Crescent Real Estate common shares to be issued in connection with the bankruptcy plan if the bankruptcy plan is accepted by the requisite vote of Crescent Operating stockholders and confirmed by the bankruptcy court. The Settlement Agreement provided the basis for Crescent Operating to file a prepackaged bankruptcy plan that Crescent Operating believes will provide for a limited recovery to its stockholders. The principal terms of the Settlement Agreement are set forth below.

         o Pursuant to the Settlement Agreement, Crescent Operating transferred the following assets to Crescent Real Estate:


                  o all of its hotel operations, in lieu of foreclosure, on February 14, 2002, in exchange for a $23.6 million reduction in its rent obligations to Crescent Real Estate; and



                  o all of its land development interests pursuant to a strict foreclosure on February 14, 2002 and March 22, 2002, in exchange for a $40.1 million reduction of its debt obligations to Crescent Real Estate.



         o If the bankruptcy court confirms the bankruptcy Plan, Crescent Real Estate will make sufficient funds available to Crescent Operating to pay in full or otherwise resolve the claims of the creditors that Crescent Operating identified in the original Settlement Agreement, other than the Crescent Real Estate claims, and to cover the budgeted expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan. To facilitate Crescent Operating's repayment of $15.0 million, plus interest, that it owes to Bank of America, Crescent Real Estate has allowed Crescent Operating to secure the Bank of America debt with a pledge of Crescent Operating's interest in AmeriCold Logistics, LLC. The Settlement Agreement and the bankruptcy plan contemplate that a Crescent Real Estate affiliate will purchase Crescent Operating's interest in AmeriCold Logistics for between $15.0 to $15.5 million.



         o If Crescent Operating's stockholders accept the bankruptcy plan by the requisite vote and the bankruptcy court confirms the bankruptcy plan, then Crescent Real Estate will issue common shares of Crescent Real Estate to the Crescent Operating stockholders pursuant to the formula contained in the bankruptcy plan and described in "Summary - Summary of the Plan of Reorganization" below. If the stockholders of Crescent Operating do NOT accept the bankruptcy plan, they will NOT receive a distribution of common shares of Crescent Real Estate.



         o Crescent Operating stockholders receiving Crescent Real Estate shares, regardless of the value of the shares they receive, will be deemed to have released all claims they may have against Crescent Operating and Crescent Real Estate and those acting on their behalf that arose before the effective date of the bankruptcy plan. The release of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as shareholders of Crescent Real Estate. IF THE CRESCENT OPERATING STOCKHOLDERS DO NOT CAST ENOUGH VOTES TO ACCEPT THE CRESCENT OPERATING BANKRUPTCY PLAN, CRESCENT OPERATING WILL STILL SEEK TO HAVE ITS BANKRUPTCY PLAN CONFIRMED BY THE BANKRUPTCY COURT PURSUANT TO THE "CRAMDOWN" PROVISION OF THE BANKRUPTCY CODE. IF THE BANKRUPTCY COURT CONFIRMS THE BANKRUPTCY PLAN, CRESCENT OPERATING STOCKHOLDERS WILL NOT RECEIVE COMMON SHARES OF CRESCENT REAL ESTATE BUT WILL STILL CEASE TO BE STOCKHOLDERS OF CRESCENT OPERATING ON THE DATE THE BANKRUPTCY PLAN BECOMES EFFECTIVE.



         o Crescent Operating will cancel all outstanding shares of its common stock.

         o Crescent Operating and Crescent Real Estate exchanged mutual releases. Pursuant to the Settlement Agreement, Crescent Operating and Crescent Real Estate and the directors, officers, agents and employees of each will be released from all liabilities and claims arising prior to the effective date of the bankruptcy plan.


         o Pursuant to both the Settlement Agreement and the bankruptcy plan, Crescent Operating will transfer the remaining assets of Crescent Operating at the direction of Crescent Real Estate.



         o If Crescent Real Estate, in its sole discretion, offers to settle or assume unsecured claims that were not identified by Crescent Operating in the original Settlement Agreement and that are asserted by third parties, and Crescent Operating accepts the offer, then the total value of the Crescent Real Estate common shares paid to Crescent Operating stockholders will be reduced (but not below a total value of approximately $2.16 million, or $0.20 per share of Crescent Operating common stock) by the amount agreed to by Crescent Real Estate and Crescent Operating, and approved by the bankruptcy court, as compensation to Crescent Real Estate for assuming the claims. If Crescent Real Estate and Crescent Operating are not able to agree to Crescent Real Estate's assumption of any such unresolved third party claims that were not identified by Crescent Operating in the original Settlement Agreement and that are an obstacle to confirmation of the Crescent Operating bankruptcy plan, then it is possible that the bankruptcy plan will not be confirmed.



         A copy of the Settlement Agreement, including the amendment to the Settlement Agreement, is attached as Annex B to this proxy statement/prospectus. Regardless of whether the bankruptcy plan is approved by Crescent Operating's stockholders and/or confirmed by the bankruptcy court, (i) the Settlement Agreement is effective, (ii) the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims it may have against Crescent Real Estate, are enforceable, and (iii) Crescent Real Estate is obligated to assist Crescent Operating in resolving creditor claims identified by Crescent Operating in the original Settlement Agreement. Crescent Operating does not believe that the Settlement Agreement or the releases incorporated therein would be avoidable in bankruptcy if Crescent Operating elected to file a bankruptcy case independent of the pre-packaged plan.


OTHER CRESCENT OPERATING RECENT DEVELOPMENTS


         Effective December 31, 2001, Crescent Operating, in connection with extending the maturity of its $15.0 million loan from Bank of America from December 31, 2001 to August 15, 2002, agreed to modify the loan from an unsecured to a secured credit facility. Crescent Operating, with the consent of Crescent Partnership which agreed to subordinate its security interest in Crescent Operating's 40% interest in AmeriCold Logistics, pledged all of its interest in AmeriCold Logistics to Bank of America to secure the loan. During August 2002, Bank of America further extended the maturity of this loan to January 15, 2003 and Crescent Operating agreed to prepay interest for that time period in the amount of $0.3 million. These modifications delay, but do not reduce, any liability that Mr. Rainwater and Mr. Goff may have under the support agreement in which they personally agree to make additional equity investments in Crescent Operating if and to the extent Crescent Operating defaults on payment obligations on its line of credit with Bank of America. Any further defaults by Crescent Operating under the line of credit will revive the default that was waived under the August 2002 amendment to the line of credit.


         Effective February 14, 2002, all of the directors of Crescent Operating, other than Jeffrey L. Stevens, who became the sole director of Crescent Operating, resigned. The four directors who resigned continue to serve as trust managers of Crescent Real Estate. In addition, two of these directors, Richard E. Rainwater and John C. Goff, also served as officers of both Crescent Operating and Crescent Real Estate. Mr. Rainwater continues to serve as Chairman of the Board of Crescent Real Estate and Mr. Goff continues to serve as Vice Chairman of the Board and Chief Executive Officer of Crescent Real Estate. Both resigned from their executive officer positions with Crescent Operating effective February 14, 2002. The directors and officers who resigned determined that resignation was advisable and in the interest of the Crescent Operating stockholders in order to avoid potential conflicts of interest and the appearance of impropriety.


         On June 10, 2002, the attorneys for the Official Unsecured Creditors' Committee of Crescent Machinery, referred to in this proxy statement/prospectus as the Crescent Machinery Committee, delivered a letter to Crescent Operating and to certain of its current and former officers and directors. In the letter, the Crescent Machinery Committee alleges that Crescent Operating and others have substantial liability for certain actions and failures to act by Crescent Operating and certain of its officers and directors that caused damage to Crescent Machinery. If a lawsuit is filed by the Crescent Machinery Committee, Crescent Operating intends to vigorously defend any claims asserted. Crescent Operating does not believe the claims asserted in the letter from the Crescent Machinery Committee have any merit. However, there is a risk that substantial delays could result from the process in which the Crescent Machinery Committee's claim is adjudicated. In addition, there is a risk that if the Crescent Machinery Committee were ultimately successful in the prosecution of its claim, or if Crescent Real Estate, pursuant to the Settlement Agreement, offers to assume or settle any obligations under the Crescent Machinery Committee's claim and Crescent Operating accepts the offer, the total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will receive will be reduced and the Crescent Operating stockholders will receive fewer Crescent Real Estate common shares. There is also a risk that the total obligations of Crescent Operating to the unsecured creditors of Crescent Operating identified in the original Settlement Agreement, plus newly asserted claims such as those of the Crescent Machinery Committee, will exceed the amount of funds that Crescent Real Estate will make available to Crescent Operating for the payment of such claims and that, as a result, the bankruptcy court will not confirm the bankruptcy plan. However, even if Crescent Real Estate does offer to assume or settle obligations under the Crescent Machinery Committee's claim and Crescent Operating accepts the offer, the total value of Crescent Real Estate common shares that the Crescent Operating stockholders will be entitled to receive will be at least $2.16 million, or $0.20 per share of Crescent Operating common stock if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court. For more information regarding this dispute, please see "Description of Crescent Operating's Business - Legal Proceedings."


SUMMARY OF THE PLAN OF REORGANIZATION


         Crescent Operating's Plan of Reorganization, attached as Annex A to this proxy statement/prospectus, is a bankruptcy plan that will be filed with the Bankruptcy Court that is supported by the Settlement Agreement between Crescent Operating and certain of its affiliates on the one hand and Crescent Real Estate on the other hand. In the Settlement Agreement, Crescent Real Estate agrees to make funds available to Crescent Operating that Crescent Operating will use to satisfy the claims of those creditors that Crescent Operating identified in the original Settlement Agreement. Following the satisfaction of all conditions to the bankruptcy plan, on the effective date of the bankruptcy plan or the date upon which the bankruptcy plan becomes final, at Crescent Real Estate's election, or as soon thereafter as practicable, a plan administrator will make distributions to the holders of allowed claims against Crescent Operating and prepare Crescent Operating for dissolution.



         The Plan of Reorganization provides that, upon its acceptance by the Crescent Operating stockholders and its confirmation by the bankruptcy court, Crescent Real Estate will pay on the effective date of the bankruptcy plan or the date upon which the bankruptcy plan becomes final, at Crescent Real Estate's election, or as soon thereafter as practicable, to each holder of Crescent Operating common stock the product of:

                  o the number of shares of Crescent Operating common stock owned by such holder on the confirmation date, divided by the number of shares of Crescent Operating common stock outstanding on the confirmation date, and

                  o the consideration amount, as described below, divided by the average of the daily closing prices per Crescent Real Estate common share as reported on the New York Stock Exchange Composite Transaction reporting system for the 10 consecutive NYSE trading days immediately preceding confirmation of the Crescent Operating bankruptcy plan by the bankruptcy court.

         The consideration amount will equal the greater of:

                  o        approximately $2.16 million; and

                  o $16.0 million minus the total amount of payments made by Crescent Real Estate or claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim.

As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses and expects to incur an aggregate of $10.6 million to $13.8 million in total claims and expenses. Based on these estimates, the consideration amount would be between $5.4 million and 2.16 million. If there occurs a material variance in this estimated range of aggregate claims and expenses after the date that Crescent Operating mails this proxy statement/prospectus to its stockholders, then Crescent Operating will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the material variance. Regardless of the total amount of claims and expenses paid by Crescent Real Estate in connection with the Crescent Operating bankruptcy and reorganization transactions, if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court, the stockholders of Crescent Operating will receive common shares of Crescent Real Estate with a value of at least $2.16 million, or $0.20 per share of Crescent Operating common stock.

         No certificate or scrip representing fractional Crescent Real Estate common shares shall be issued, and all fractional shares shall be rounded up or down to the nearest whole Crescent Real Estate common share. If the Crescent Operating stockholders accept the bankruptcy plan and the bankruptcy court confirms the bankruptcy plan, the stockholders will be deemed to have released all claims they may have against Crescent Operating and Crescent Real Estate, as well as their respective officers, directors, stockholders, employees, consultants, attorneys, accountants and other representatives, that arose prior to the effective date of the bankruptcy plan. The release of Crescent Operating stockholder claims will not apply to the claims, if any, of a person who sold its Crescent Operating shares before the record date for voting on the bankruptcy plan or who voted against the bankruptcy plan, abstained did not vote on the bankruptcy plan, and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. The releases of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as holders of Crescent Real Estate common shares. The Crescent Operating common stock will be cancelled upon confirmation of the bankruptcy plan. If the Crescent Operating stockholders reject the bankruptcy plan, the Crescent Operating stockholders will receive no distribution under the bankruptcy plan and will not be deemed to have released any claims. Crescent Operating will seek to have the bankruptcy plan confirmed over the objection of its stockholders if they do not vote to accept the bankruptcy plan.

         The bankruptcy plan must be approved by certain of Crescent Operating's creditors and the bankruptcy court before it can become effective. Please see "The Plan of Reorganization - Confirmation of the Plan of Reorganization" for a discussion of the requirements for confirmation.

RELEASE AND WAIVER OF CLAIMS BY CRESCENT OPERATING AND STOCKHOLDERS OF CRESCENT OPERATING


         The bankruptcy plan provides that on its effective date, Crescent Operating, on its own behalf and as representative of its bankruptcy estate, will release unconditionally, and will be deemed to release unconditionally, from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or prior to the effective date of the bankruptcy plan in any way relating to the releasees, Crescent Operating, the Chapter 11 case or the bankruptcy plan:


     o each of Crescent Operating's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives;

     o Crescent Partnership and each of Crescent Partnership's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives;

     o Crescent Real Estate and each of Crescent Real Estate's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives;

     o the creditors' committee appointed in the Chapter 11 proceedings, if any; and

     o solely in their capacity as members and representatives of the creditors' committee, each member, consultant, attorney, accountant or other representative of the creditors' committee.

         The bankruptcy plan further provides that each holder of a claim or interest:

     o   who has accepted the bankruptcy plan;

     o whose claim or interest is in a class that has accepted or is deemed to have accepted the bankruptcy plan pursuant to section 1126 of the Bankruptcy Code; or

     o who may be entitled to receive a distribution of property pursuant to the bankruptcy plan, shall be deemed to have unconditionally released above releasees, from any and all rights, claims, causes of action, obligations, suits, judgments, damages and liabilities whatsoever which any such holder may be entitled to assert, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or before the effective date of the bankruptcy plan in any way relating to Crescent Operating, the Chapter 11 case or the bankruptcy plan, provided however, that the foregoing shall not apply to all rights, claims and obligations created by or arising under the bankruptcy plan.


         The release of Crescent Operating stockholder claims will not apply to the claims, if any, of a person who sold its Crescent Operating shares before the record date for voting on the bankruptcy plan or who voted against the bankruptcy plan, abstained or did not vote, and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. The release of Crescent Operating stockholder claims also will not apply if the holders of Crescent Operating common stock, voting as a class, vote against the bankruptcy plan. The release of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as holders of Crescent Real Estate common shares.



         In the event that the bankruptcy court concludes that the bankruptcy plan cannot be confirmed without excising any portion of the release of claims held by creditors and stockholders, then, with the consent of Crescent Real Estate in its sole discretion, the bankruptcy plan may be confirmed with the portion of the releases that the bankruptcy court finds is a bar to confirmation excised so as to give effect as much as possible to the foregoing releases without precluding confirmation of the bankruptcy plan. If Crescent Real Estate does not consent to modification of the release, the bankruptcy plan will not be confirmed and Crescent Real Estate will not be obligated to pay in full or otherwise resolve the claims of the creditors that Crescent Operating identified in the original Settlement Agreement or to make a distribution to Crescent Operating stockholders.






         In substance, section 524(e) of the Bankruptcy Code provides that the release of third party claims against a debtor such as Crescent Operating does not release any other person. In addition to the release of Crescent Operating, the bankruptcy plan includes releases of Crescent Real Estate and all current and former officers and directors or trust managers of Crescent Operating or Crescent Real Estate. It is the position of the Securities and Exchange Commission that these additional releases violate section 524(e) unless separate consideration is provided by the specific parties being released or the releases are voluntary. Crescent Operating believes the releases contemplated by the bankruptcy plan comply with section 524(e) of the Bankruptcy Code and applicable law, both because Crescent Real Estate is paying substantial consideration to Crescent Operating and its stockholders to obtain the releases provided under the bankruptcy plan and because the releases are voluntary.



         As discussed in this proxy statement, Crescent Real Estate is providing sufficient funds both to pay in full or otherwise resolve the claims of those creditors of Crescent Operating identified in the original Settlement Agreement and to cover budgeted expenses of Crescent Operating. In addition, Crescent Real Estate is providing a distribution to Crescent Operating stockholders of Crescent Real Estate common shares if the stockholders vote to accept the bankruptcy plan and the bankruptcy court confirms the plan. Accordingly, the consideration is being provided, either directly by the persons who receive the benefit of the releases provided in the bankruptcy plan or on their behalf. Whether this consideration for the releases is sufficient is an issue of fact that the bankruptcy court has authority to determine.



         Crescent Operating also believes that the release by any stockholder who accepts the bankruptcy plan is voluntary. Any Crescent Operating stockholder who does not wish to provide the release may retain full rights to pursue claims against Crescent Real Estate, Crescent Operating and their current and former officers and directors or trust managers by voting against the bankruptcy plan, abstaining or not voting, and either not receiving or refusing to accept any distribution under the bankruptcy plan.



         The releases given by Crescent Operating to Crescent Real Estate in the Settlement Agreement survive and are effective regardless of whether the bankruptcy plan is confirmed or the releases described above are included in or excised from the bankruptcy plan. The Crescent Operating release in the Settlement Agreement includes a release of all derivative claims, which are claims brought by a stockholder of a corporation to enforce, on behalf of the corporation, a cause of action that belongs to the corporation.


SPECIAL MEETING AND VOTING


         Crescent Operating will hold its special meeting of stockholders at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas, on ______, ________ ___, 2002, at ____ __. At the special meeting, Crescent Operating stockholders will be asked to consider and vote upon the acceptance of the Crescent Operating bankruptcy plan.

         A majority of the outstanding shares of common stock of Crescent Operating entitled to vote is necessary to constitute a quorum for the transaction of business at the special meeting. The affirmative vote of two-thirds or more of the votes cast in person or by proxy at the special meeting is required for acceptance of the Crescent Operating bankruptcy plan. The Bankruptcy Code deems a class of stockholders to have accepted a bankruptcy plan if it is accepted by two-thirds of the votes cast at the special meeting, rather than two-thirds of the outstanding shares. As a result, a failure to vote, unlike a vote against the bankruptcy plan, has no effect on the outcome of the vote on the bankruptcy plan, but will effect whether or not a quorum has been reached at the special meeting.


         Only Crescent Operating stockholders of record as of the close of business on the record date, ______ __, 2002, are entitled to notice of, and to vote at, the special meeting. At the close of business on the record date, __________ shares of Crescent Operating common stock were issued, outstanding and entitled to vote at the special meeting. The trust managers and executive officers of Crescent Real Estate own shares of Crescent Operating common stock representing __% of the Crescent Operating common stock outstanding on the record date and have advised the sole director of Crescent Operating that they intend to vote their shares in favor of acceptance of the Crescent Operating bankruptcy plan. Each outstanding share is entitled to one vote. Shares cannot be voted at the special meeting unless the record holder thereof is present or represented by proxy.

RECOMMENDATION OF SOLE DIRECTOR OF CRESCENT OPERATING


         Crescent Operating's sole director performed a comprehensive analysis of Crescent Operating's strategic alternatives for maximizing creditor and stockholder value. These alternatives, in the judgment of the sole director, are unlikely to result in any significant recovery for the creditors, other than Crescent Real Estate. Based upon the liquidation analysis of Crescent Operating, the director determined that neither creditors, other than Crescent Real Estate, nor Crescent Operating stockholders would receive anything in a liquidation of Crescent Operating. Crescent Operating's sole director also consulted with financial and legal advisors and obtained an opinion stating that the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement is fair to the public stockholders from a financial point of view, assuming a distribution of Crescent Real Estate common shares with a value of $0.32 to $0.50. However, this opinion maintains that it would not necessarily change if Crescent Real Estate were to advance additional funds that reduce the value of Crescent Real Estate common shares to below $0.32. Based on this information and analysis for Crescent Operating creditors and stockholders, Crescent Operating's sole director determined that the Crescent Operating bankruptcy plan was the best available alternative and the alternative most likely to maximize stockholder value. Crescent Operating's sole director performed these analyses and negotiated the bankruptcy plan and Settlement Agreement independently from the other four members of the Crescent Operating Board of Directors, each of whom also serves as a trust manager of Crescent Real Estate. In order to avoid any conflicts of interest, none of these four directors participated in the negotiations on behalf of Crescent Operating, and all of them resigned as directors of Crescent Operating on February 13, 2002. One such director, John C. Goff, participated in initial structuring of the proposed transactions, but did not participate in any negotiations due to potential conflicts of interest.


         The sole director is recommending that Crescent Operating stockholders vote for acceptance of the Crescent Operating bankruptcy plan.

NO DISSENTERS' APPRAISAL RIGHTS

         There are no dissenters' appraisal rights available under applicable state corporate law with respect to the reorganization transactions. If the Crescent Operating bankruptcy plan is confirmed by the bankruptcy court, all Crescent Operating stockholders will be bound by all of the terms and conditions of the Crescent Operating bankruptcy plan, except that those stockholders who vote against the bankruptcy plan, abstain or do not vote, and who thereafter either do not receive or refuse to accept any distribution under the bankruptcy plan, will not be deemed to have released the claims discussed in the bankruptcy plan.


TAX CONSIDERATIONS


         The distribution of Crescent Real Estate common shares to Crescent Operating stockholders will be treated as a distribution in liquidation of Crescent Operating. Stockholders of Crescent Operating will realize gain or loss based on the difference between their basis in their shares of Crescent Operating common stock and the fair market value of the Crescent Real Estate common shares they receive. In general, a Crescent Operating stockholder who is not a dealer in securities must treat this gain or loss as a long term capital gain or loss if the stockholder held the shares of Crescent Operating common stock for more than one year or , otherwise, as a short term capital gain or loss. If a stockholder acquired shares of Crescent Operating common stock at different times, the determination of gain or loss and the holding period is made on the facts specific to each share. The stockholders' basis in the Crescent Real Estate common shares they will receive will be the fair market value of the Crescent Real Estate common shares at the time of distribution.


INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION TRANSACTIONS


         Richard E. Rainwater, who serves as the Chairman of the Board of Crescent Real Estate and served as the Chairman of the Board of Crescent Operating until February 2002, and John C. Goff, who serves as Vice Chairman and Chief Executive Officer of Crescent Real Estate and served as Vice Chairman, President and Chief Executive Officer of Crescent Operating until February 2002, have financial interests in the Crescent Operating bankruptcy plan. As of the record date, Mr. Rainwater was the beneficial owner of approximately [___]% of the outstanding Crescent Operating common stock and approximately [___]% of the outstanding Crescent Real Estate common shares. As of the same date, Mr. Goff was the beneficial owner of approximately [___]% of the outstanding Crescent Operating common stock and approximately [___]% of the outstanding Crescent Real Estate common shares. As beneficial owners of Crescent Real Estate common shares, Messrs. Rainwater and Goff may have interests in the Crescent Operating bankruptcy plan that differ from those of beneficial owners of Crescent Operating common stock who are also not owners of Crescent Real Estate common shares. As beneficial owners of Crescent Operating common stock, Messrs. Rainwater and Goff will receive Crescent Real Estate common shares if the Crescent Operating bankruptcy plan is approved by the required vote of the shares of Crescent Operating common stock and confirmed by the bankruptcy court. Messrs. Rainwater and Goff have stated an intention to vote in favor of the bankruptcy plan.



         Messrs. Goff and Rainwater are also parties to a support agreement with Crescent Operating and Bank of America whereby they have personally agreed to make additional equity investments in Crescent Operating if and to the extent Crescent Operating defaults on payment obligations on its line of credit with Bank of America. Messrs. Goff and Rainwater have advised Bank of America that they believe that the support agreement will be unenforceable in a Crescent Operating bankruptcy. If the support agreement is held to be unenforceable, Messrs. Rainwater and Goff will have no obligations to Bank of America under the support agreement.



         Effective December 31, 2001, Crescent Operating, in connection with extending the maturity of its $15.0 million loan from Bank of America from December 31, 2001 to August 15, 2002, agreed to modify the loan from an unsecured to a secured credit facility. The amendment to the line of credit also waived Crescent Operating's default under the line of credit, as a result of Crescent Operating's failure to pay the principal balance in full on December 31, 2001. During August 2002, Bank of America further extended the maturity of this loan to January 15, 2003 and Crescent Operating prepaid interest for that time period in the amount of $0.3 million. These modifications delay, but do not reduce, any liability that Mr. Rainwater and Mr. Goff may have under the support agreement. Any future defaults by Crescent Operating under the line of credit will revive the default that was waived under the August 2002 amendment to the line of credit. In connection with the Crescent Operating bankruptcy plan, it is expected that Crescent Operating's line of credit with Bank of America will be fully repaid, and Messrs. Goff and Rainwater will be relieved of their potential personal liability under the support agreement, if any. As of June 30, 2002, the aggregate amount outstanding under the loan was $15.0 million.



         Mr. Goff was subject to conflicts of interest as a result of his participation in the initial proposal of the Crescent Operating bankruptcy plan and related agreements while serving simultaneously as an executive officer and trust manager of Crescent Real Estate and as an executive officer of Crescent Operating, but he did not participate in negotiations of the terms of the Settlement Agreement or the bankruptcy plan.



         Additionally, Jeffrey L. Stevens, Crescent Operating's current chief executive officer and sole director, will serve as plan administrator of Crescent Operating's contemplated Chapter 11 bankruptcy. For more information regarding the plan administrator, see "The Plan of Reorganization - Implementation of the Plan of Reorganization - The Plan Administrator."


         In addition, pursuant to the Settlement Agreement and the Crescent Operating bankruptcy plan, the current and former directors and officers of Crescent Operating and the current and former trust managers and officers of Crescent Real Estate will receive certain liability releases as described below in "The Reorganization Transactions - Interests of Certain Persons in the Reorganization Transactions" and "The Plan of Reorganization - Effects of the Confirmation of the Plan of Reorganization - Releases."


         In February and March 2002, pursuant to the terms of the Settlement Agreement, Crescent Operating transferred to Crescent Real Estate, in lieu of foreclosure, the assets of its hospitality segment and, pursuant to a strict foreclosure, the assets of its land development segment. Crescent Real Estate holds these assets through two newly organized corporations and one newly organized limited liability company that are wholly owned subsidiaries of Crescent Real Estate, or taxable REIT subsidiaries. In addition, in connection with the execution of the Settlement Agreement, Crescent Real Estate and Crescent Operating exchanged mutual releases. In pertinent part, Crescent Operating released any and all claims that it might have against Crescent Real Estate and its current and former trust managers and officers, and Crescent Real Estate released any and all claims that it might have against Crescent Operating and its current and former directors and officers arising at any time prior to the original execution of the Settlement Agreement. This release remains effective regardless of whether the bankruptcy plan is accepted by Crescent Operating's stockholders and/or confirmed by the bankruptcy court.



         In addition, pursuant to the Crescent Operating bankruptcy plan, Crescent Real Estate will receive certain liability releases from the Crescent Operating stockholders as described in "The Plan of Reorganization - Effects of Confirmation of the Plan of Reorganization - Releases" if the bankruptcy plan is accepted by the requisite vote of the Crescent Operating stockholders and confirmed by the bankruptcy court.

                                  RISK FACTORS



         Before voting in favor of the Crescent Operating bankruptcy plan, you should be aware that there are risks associated with the Crescent Operating bankruptcy plan and in receiving Crescent Real Estate common shares. You should carefully consider these risk factors together with all of the information included or incorporated by reference in this proxy statement/prospectus before you decide to vote in favor of the Crescent Operating bankruptcy plan and possibly receive Crescent Real Estate common shares. This section includes certain forward-looking statements. Please refer to the explanation of the qualifications and limitations on such forward-looking statements discussed on Page ____.


RISKS ASSOCIATED WITH THE CRESCENT OPERATING BANKRUPTCY PLAN

         THE CRESCENT OPERATING BANKRUPTCY PLAN MAY NOT BE CONFIRMED BY THE BANKRUPTCY COURT, AND CONFIRMATION IS A CONDITION TO THE DISTRIBUTION OF CRESCENT REAL ESTATE COMMON SHARES TO CRESCENT OPERATING STOCKHOLDERS.


         There are many reasons why the Crescent Operating bankruptcy plan may not be confirmed by the bankruptcy court. These reasons include the following.

         o Crescent Operating may not receive the votes necessary to accept the Crescent Operating bankruptcy plan.

         o Even if Crescent Operating receives the votes necessary to accept the Crescent Operating bankruptcy plan, the bankruptcy court may decide not to confirm the Crescent Operating bankruptcy plan because the Crescent Operating bankruptcy plan provides that Crescent Operating and each holder of Crescent Operating common stock on the confirmation date of the Crescent Operating bankruptcy plan will be deemed to release certain parties from specified liabilities. Crescent Operating may not modify the bankruptcy plan to remove or alter the releases without the consent of Crescent Real Estate. If Crescent Real Estate does not consent to modification of the release, the bankruptcy plan will not be confirmed and Crescent Real Estate will not be obligated to pay in full or otherwise resolve the claims of the creditors that Crescent Operating identified in the original Settlement Agreement or to make a distribution to Crescent Operating stockholders.

         o Even if Crescent Operating receives the votes necessary to accept the Crescent Operating bankruptcy plan, the bankruptcy court may determine not to consider these votes if it determines that (a) the Crescent Operating bankruptcy plan was not transmitted to substantially all of Crescent Operating's stockholders, (b) an unreasonably short time was prescribed for Crescent Operating's stockholders to accept or reject the Crescent Operating bankruptcy plan, (c) the solicitation was not made in accordance with applicable nonbankruptcy law or, if there is no such law, that this proxy statement/prospectus does not contain adequate information for purposes of section 1125(a) of the Bankruptcy Code; or (d) the voting was not limited to persons or entities that were stockholders of record as of the record date.

         o Even if Crescent Operating receives the votes necessary to accept the Crescent Operating bankruptcy plan, the bankruptcy court may still deny confirmation of the Crescent Operating bankruptcy plan if it determines that the Crescent Operating bankruptcy plan does not meet the requirements of applicable law, including the applicable requirements of section 1129 of the Bankruptcy Code, which requires the Crescent Operating bankruptcy plan be in the "best interests" of dissenting members of impaired classes and be "feasible." The requirement that a bankruptcy plan be in the best interests of dissenting members of impaired classes generally means that the value of the consideration to be distributed under the Crescent Operating bankruptcy plan to Crescent Operating's stockholders is not less than those parties would receive if Crescent Operating were liquidated in a hypothetical liquidation under Chapter 7 of the Bankruptcy Code. Under the feasibility requirement, the bankruptcy court must find that confirmation of the Crescent Operating bankruptcy plan is not likely to be followed by the need for further financial reorganization. Thus, Crescent Operating cannot assure you that the bankruptcy court will determine that the Crescent Operating bankruptcy plan is in the "best interests" of dissenting members of impaired classes and is "feasible."

         o Even if Crescent Operating receives the votes necessary to accept the Crescent Operating bankruptcy plan, Crescent Operating is not permitted by the current bankruptcy plan to seek confirmation of the plan if Crescent Operating cannot pay all unsecured claims in full. Crescent Real Estate has agreed to pay the unsecured claims against Crescent Operating that were identified in the original Settlement Agreement. These claims do not include the claims of the Crescent Machinery Committee. If Crescent Real Estate does not offer to assume or settle these claims, or if Crescent Real Estate offers to assume or settle these claims and Crescent Operating does not accept the offer, Crescent Operating will not have sufficient funds to pay its unsecured creditors in full. Because the bankruptcy plan provides that the unsecured creditors will be paid in full, the Bankruptcy Code does not require Crescent Operating to solicit their votes on the bankruptcy plan, and Crescent Operating has not solicited their votes. As a result, Crescent Operating may not seek confirmation of the bankruptcy plan unless the unsecured creditors will be paid in full. The Bankruptcy Code also prohibits Crescent Operating from making any distribution to its stockholders if unsecured claims are not paid in full unless the holders of the unsecured claims agree to such a distribution. For these reasons, Crescent Operating does not expect the bankruptcy court to confirm the current bankruptcy plan if the total unsecured claims against Crescent Operating exceed the amount that Crescent Real Estate will agree to make available to pay unsecured claims. Further, Crescent Operating does not expect Crescent Real Estate to pay unsecured claims in addition to those identified in the original Settlement Agreement without a reduction in the amount of the distribution otherwise available to Crescent Operating stockholders, although the distribution will not be reduced below approximately $2.16 million, or $0.20 per share of the Crescent Operating common stock.

         Crescent Operating no longer has assets that generate revenue. Crescent Operating is currently operating based upon limited financial support from Crescent Real Estate. If the Crescent Operating bankruptcy plan is not confirmed and the reorganization transactions are not otherwise consummated, Crescent Operating will be unable to continue to operate as a going concern and it is likely that Crescent Operating would have to liquidate its assets. The auditor's report filed in connection with Crescent Operating's annual report on Form 10-K for the year ended December 31, 2001 is qualified by a reference to Crescent Operating's recurring net losses, net capital deficiency, debts in default and other liabilities which it is unable to liquidate in the normal course of business. In addition, the auditor's report mentions the transfer the assets and operations of Crescent Operating's hospitality and land development segments to Crescent Real Estate, Crescent Operating's intent to file a pre-packaged bankruptcy plan, and Crescent Machinery filing for bankruptcy. The auditor's report states that "these conditions raise substantial doubt about the company's ability to continue as a going concern."

         THE RELEASE OF CRESCENT REAL ESTATE BY CRESCENT OPERATING AND THE STOCKHOLDERS OF CRESCENT OPERATING AND THE RELEASE OF CRESCENT OPERATING AND ITS OFFICERS AND DIRECTORS BY THE STOCKHOLDERS OF CRESCENT OPERATING MAY RESULT IN THE RELEASE OF VIABLE CLAIMS.

         In connection with execution of the Settlement Agreement, Crescent Operating released all claims that it had or might have had against Crescent Real Estate and affiliates arising prior to the execution of the original Settlement Agreement. To the extent that a stockholder has claims which are derivative of, or derived from, those of Crescent Operating, those derivative claims, which are claims that may be made by a stockholder of a corporation to enforce, on behalf of the corporation a claim that belongs to the corporation, were released in the Settlement Agreement, and are or will be effective whether or not the Crescent Operating stockholders receive any common shares of Crescent Real Estate. In addition, the bankruptcy plan provides that Crescent Operating will release all claims that it has or might have against Crescent Real Estate and affiliates, whether or not those claims arose prior to execution of the Settlement Agreement. As a result, if the bankruptcy plan is confirmed, the Crescent Operating stockholders will not, after confirmation, be able to pursue any derivative claims against Crescent Real Estate and the other parties released by Crescent Operating under the Settlement Agreement. Also, if the Crescent Operating stockholders accept the bankruptcy plan and the bankruptcy court confirms the bankruptcy plan, each Crescent Operating stockholder that is a member of the class that accepted the bankruptcy plan and that was a holder on the confirmation date will be deemed on the effective date of the bankruptcy plan to unconditionally release certain parties, including, without limitation, each of Crescent Operating's current and former officers and directors, employees, agents, attorneys, financial advisors and other representatives, Crescent Real Estate and each of Crescent Real Estate's current and former officers and directors, employees, agents, attorneys, financial advisors and other representatives from all claims and liabilities relating to the reorganization transactions, except for performance or nonperformance under the Crescent Operating bankruptcy plan or any action or omission that constitutes actual fraud or criminal behavior. The potential claims covered by the Crescent Operating stockholders' release include direct claims against Crescent Operating and its officers and directors and direct claims against Crescent Real Estate and the other parties released by Crescent Operating under the Settlement Agreement. However, if a stockholder of Crescent Operating sells its stock before the voting record date for the bankruptcy plan or if a stockholder votes against the bankruptcy plan, abstains from voting or does not vote on the bankruptcy plan, and either does not receive or refuses to accept any distribution of Crescent Real Estate common shares, that stockholder will not release its direct claims. The releases of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as holders of Crescent Real Estate common shares. As a result of the releases provided for in the bankruptcy plan, confirmation of the bankruptcy plan may result in the release of claims that a Crescent Operating stockholder could otherwise raise if the bankruptcy court confirms the bankruptcy plan.

         IF THE CRESCENT OPERATING BANKRUPTCY PLAN IS NOT ACCEPTED BY THE CRESCENT OPERATING STOCKHOLDERS, THE BANKRUPTCY PLAN MAY STILL BE CONFIRMED BY THE BANKRUPTCY COURT, AND, IN THAT CASE, THE CRESCENT OPERATING STOCKHOLDERS WOULD RECEIVE NOTHING.

         Section 1129(b) of the Bankruptcy Code contains provisions for the confirmation of a bankruptcy plan even if the bankruptcy plan is not accepted by the stockholders of Crescent Operating as long as the bankruptcy plan "does not discriminate unfairly" and is "fair and equitable" with respect to such class. This provision is commonly referred to as the "cramdown provision." Crescent Operating anticipates that it would seek to utilize the "cramdown provision" of section 1129(b) of the Bankruptcy Code if necessary to confirm the bankruptcy plan. The bankruptcy plan provides that the stockholders of Crescent Operating are entitled to receive common shares of Crescent Real Estate only if the bankruptcy plan is accepted by the required vote of the Crescent Operating stockholders. Accordingly, if the holders of Crescent Operating common stock, voting as a class, vote against the bankruptcy plan and if the bankruptcy plan is instead confirmed pursuant to the "cramdown provision" of section 1129(b) of the Bankruptcy Code, the stockholders of Crescent Operating will receive nothing under the bankruptcy plan, their shares of Crescent Operating common stock will be canceled and the release of stockholder claims will not apply. However, the Settlement Agreement and the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims it may have against Crescent Real Estate, are enforceable whether or not the bankruptcy plan is approved by Crescent Operating's stockholders or confirmed by the bankruptcy court.

         CRESCENT OPERATING STOCKHOLDERS MAY RECEIVE FEWER CRESCENT REAL ESTATE COMMON SHARES AS A RESULT OF INCREASED CLAIMS AND EXPENSES AGAINST CRESCENT OPERATING.

         As payments by Crescent Real Estate for claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including the expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim, increase, the total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will receive will be reduced and the Crescent Operating stockholders will receive fewer Crescent Real Estate common shares. The total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will receive is equal to the greater of
(a) approximately $2.16 million and (b) $16.0 million minus the total amount of any payments by Crescent Real Estate for claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including the expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim. As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses in connection with the Crescent Operating bankruptcy and the reorganization transactions. Currently, Crescent Real Estate and Crescent Operating estimate that Crescent Real Estate will advance the funds to pay in full or otherwise resolve total claims and expenses of between $10.6 million and $13.8 million. Accordingly, the total value of the Crescent Real Estate common shares issued to the Crescent Operating stockholders is expected to be between $5.4 million and $2.16 million, or $0.50 to $0.20 per share of Crescent Operating common stock. In addition, if Crescent Real Estate, pursuant to the Settlement Agreement, offers to assume or settle any obligations under the Crescent Machinery Committee's claim or another unsecured claim not identified in the original Settlement Agreement and Crescent Operating accepts the offer, the total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will receive will be reduced and the Crescent Operating stockholders will receive fewer Crescent Real Estate common shares. However, even if Crescent Real Estate does offer to assume or settle obligations under the Crescent Machinery Committee's claim and Crescent Operating accepts the offer, then the total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will be entitled to receive if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court will be at least $2.16 million, or $0.20 per share of Crescent Operating common stock. More information regarding the Crescent Machinery Committee's claim, is set forth in "Description of Crescent Operating's Business - Legal Proceedings."

         LIMITATIONS ON THE SCOPE OF HOULIHAN LOKEY'S FAIRNESS OPINION COULD LEAD CRESCENT OPERATING STOCKHOLDERS TO ASSIGN TOO MUCH IMPORTANCE TO THE FAIRNESS OPINION IN MAKING THEIR DECISION ON WHETHER TO VOTE TO APPROVE THE BANKRUPTCY PLAN.

         Houlihan Lokey's fairness opinion is limited in scope and is subject to various qualifications and assumptions. These limitations, qualifications and assumptions include the following:

     o the opinion covers only the fairness to the public stockholders of Crescent Operating of the aggregate consideration to be received by Crescent Operating and its stockholders in connection with the transactions contemplated by the bankruptcy plan from a financial point of view and does not opine as to the overall fairness of the bankruptcy plan and the Settlement Agreement to the stockholders;

     o the opinion assumes that the stockholders will receive common shares of Crescent Real Estate with a value of between $0.32 and $0.50 per share of Crescent Operating, but it maintains that it would not necessarily change if Crescent Real Estate were to advance additional funds, as Crescent Real Estate agreed to do in the October 2002 amendment to the Settlement Agreement and as described below in "The Reorganization Transaction - Summary of the Reorganization

         Transactions - Payment by Crescent Real Estate of Crescent Operating Claims and Expenses," that reduced the value of Crescent Real Estate common shares to below $0.32; and



     o the opinion does not attribute any value to the potential claims against Crescent Real Estate that are being released by Crescent Operating and its stockholders in connection with the bankruptcy plan.



         In addition, the opinion predates the First Amendment to the Settlement Agreement pursuant to which Crescent Real Estate agreed to issue a minimum number of its common shares to Crescent Operating stockholders if the bankruptcy plan is accepted by the Crescent Operating stockholders and approved by the bankruptcy court. Further, since the date of the opinion, the estimated claims and expenses to be paid by Crescent Real Estate in connection with the reorganization transactions have increased as a result of delays in the commencement of Crescent Operating's solicitation of the vote of its stockholders that have resulted in, among other things, higher legal and accounting expenses of Crescent Real Estate and Crescent Operating and ongoing interest charges and other expenses incurred by Crescent Operating. Accordingly, the total value of Crescent Real Estate and Crescent Operating common stock issuable to Crescent Operating stockholders is currently expected to be between $0.20 and $0.50 per share of the Crescent Operating common stock, rather than the $0.32 to $0.50 that Houlihan Lokey determined was fair to the Crescent Operating stockholders from a financial point of view.



         Accordingly, you should consider the following factors that are not covered by the fairness opinion:



     o whether the value of the Crescent Real Estate common shares will be within the range assumed in the fairness opinion, particularly since the current estimated value is between $0.20 (which is less than the low end of the range that Houlihan Lokey concluded was fair to the Crescent Operating stockholders from a financial point of view) and $0.50 and since the claim of the Crescent Machinery Committee was made after the issuance of the fairness opinion;



     o the value and likelihood of recovery of the potential claims against Crescent Real Estate that are being released as a part of the overall transaction; and



     o the alternatives to the bankruptcy plan that are or may be available to the Crescent Operating stockholders and the likelihood of their success.



         For information related to Crescent Operating's analysis of these factors, please see "The Reorganization Transactions - Analysis of Alternatives."


         THE SOLE DIRECTOR AND FORMER OFFICERS AND DIRECTORS OF CRESCENT OPERATING HAVE INTERESTS IN THE ACCEPTANCE OF THE CRESCENT OPERATING BANKRUPTCY PLAN THAT MAY CONFLICT WITH THE INTERESTS OF CRESCENT OPERATING'S STOCKHOLDERS.

         The sole director and the former directors and officers of Crescent Operating received liability releases prior to execution of the Settlement Agreement. If the Crescent Operating bankruptcy plan becomes effective, these persons also will receive liability releases through the effective date of the bankruptcy plan. Richard E. Rainwater and John C. Goff, who are officers and trust managers of Crescent Real Estate and who were officers and directors of Crescent Operating, also have a financial interest in the reorganization transactions. See "The Reorganization Transactions - Interests of Certain Persons in the Reorganization Transactions" for a more detailed description of these and other benefits to current and former officers and directors of Crescent Operating resulting from the reorganization transactions.


         LIABILITY RELEASES. Upon approval of the Crescent Operating bankruptcy plan, in addition to the releases that Crescent Operating granted in connection with the Settlement Agreement, which are already effective, Crescent Real Estate and each of the present and former officers and directors of Crescent Operating will be released from substantially all claims and liabilities related to Crescent Operating's business, the bankruptcy case, the reorganization transactions, and the Crescent Operating bankruptcy plan and will be entitled to indemnification to the fullest extent permitted under applicable law if the Crescent Operating bankruptcy plan is confirmed.



         OTHER INTERESTS. As of August 30, 2002, 2002, Richard E. Rainwater, the Chairman of the Board of Crescent Real Estate, and John C. Goff, the Chief Executive Officer, President and Vice Chairman of the Board of Crescent Real Estate, together with the other trust managers and executive officers of Crescent Real Estate, beneficially owned an approximately 18.5% equity interest in Crescent Real Estate in the aggregate. In addition, as of September 30 , 2002, Messrs. Rainwater and Goff beneficially owned an aggregate of approximately 18.4% of the outstanding common stock of Crescent Operating through their aggregate ownership of Crescent Operating common stock, including shares underlying vested options. As equity owners of both Crescent Real Estate and Crescent Operating, and as persons who, until February 2002, also served as directors and executive officers of Crescent Operating, Messrs. Goff and Rainwater have a potential conflict of interest in voting on the acceptance of the Crescent Operating bankruptcy plan and reorganization transactions. Additionally, Mr. Goff was subject to conflicts of interests as a result of his participation in the initial proposal of the Crescent Operating bankruptcy plan and related agreements while serving simultaneously as an executive officer and trust manager of Crescent Real Estate and as an executive officer of Crescent Operating. Neither Mr. Rainwater nor, once the original structure of the bankruptcy plan and reorganization transactions was proposed, Mr. Goff participated in the negotiation of the Crescent Operating bankruptcy plan and reorganization transactions, in order to avoid potential conflicts of interest and the appearance of impropriety.






         THE SETTLEMENT AGREEMENT MAY BE TERMINATED AND CRESCENT OPERATING WOULD BE UNABLE TO CONFIRM THE CRESCENT OPERATING BANKRUPTCY PLAN.



         If the Settlement Agreement were terminated, Crescent Operating would be unable to confirm the Crescent Operating bankruptcy plan as currently proposed, and no alternative to the Crescent Operating bankruptcy plan may be available or, if available, such alternatives may not be as favorable to the Crescent Operating stockholders as the Crescent Operating bankruptcy plan. The Settlement Agreement may be terminated at any time prior to the effective date of the bankruptcy plan by mutual agreement of Crescent Operating and Crescent Real Estate, or by either Crescent Operating or Crescent Real Estate if the other is in material breach after notice and a 10-business day opportunity to cure. See "The Reorganization Transactions - Summary of the Reorganization Transactions - Other Material Terms of the Settlement Agreement" for a discussion of the events that could lead to the termination of the Settlement Agreement.

         THE SETTLEMENT AGREEMENT LIMITS CRESCENT OPERATING'S ABILITY TO UNDERTAKE ALTERNATIVE TRANSACTIONS WITH ANYONE OTHER THAN CRESCENT REAL ESTATE, AND THIS LIMITATION COULD DISCOURAGE THIRD PARTIES FROM MAKING PROPOSALS THAT WOULD BE MORE FAVORABLE TO CRESCENT OPERATING STOCKHOLDERS THAN THE CRESCENT OPERATING BANKRUPTCY PLAN.



         The Settlement Agreement places substantial restrictions on Crescent Operating's ability to contact, solicit, encourage or pursue possible alternative transactions with any person other than Crescent Real Estate. These provisions could have the effect of discouraging third parties that might otherwise have an interest in making a proposal with respect to a transaction that could result in distributions to Crescent Operating's stockholders that exceed those provided under the Settlement Agreement and the Crescent Operating bankruptcy plan. See "The Reorganization Transactions - Summary of the Reorganization Transactions - Other Material Terms of the Settlement Agreement - Covenants of Crescent Operating" for a discussion of these provisions.


RISKS ASSOCIATED WITH AN INVESTMENT IN CRESCENT REAL ESTATE COMMON SHARES.

         The risk factors enumerated below assume the confirmation and consummation of the Crescent Operating bankruptcy plan and all transactions contemplated by the bankruptcy plan, and do not include matters that could prevent or delay confirmation of the Crescent Operating bankruptcy plan.

         CRESCENT REAL ESTATE MAY BE UNABLE TO INTEGRATE CRESCENT OPERATING'S RESORT/HOTEL AND RESIDENTIAL DEVELOPMENT SEGMENTS INTO ITS OPERATIONS SUCCESSFULLY.


         In the first quarter of 2002, in satisfaction of a portion of its outstanding debt and rental obligations to Crescent Real Estate, Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, its lessee interests in eight resort/hotel properties that it leased from Crescent Real Estate and, pursuant to a strict foreclosure, its voting interests in three of Crescent Real Estate's residential development corporations, in which Crescent Real Estate already owned the nonvoting stock, and other assets. Crescent Real Estate will face significant challenges in integrating Crescent Operating's hotel and residential development segments into Crescent Real Estate's resort/hotel and residential development segments in a timely and efficient manner. The integration will be complex and time-consuming. The consolidation of operations will require substantial attention from management. The diversion of management attention and any difficulties encountered in the transition and integration process, as well as any unanticipated or undisclosed liabilities, could adversely affect Crescent Real Estate's results of operations and its ability to make distributions to its shareholders and decrease its cash flow. In addition, if the transfers are challenged by Crescent Operating's stockholders or creditors or other claims are made, Crescent Real Estate could incur additional costs in defending its position. These risks would increase if the Crescent Operating bankruptcy plan were not consummated.


         CRESCENT REAL ESTATE'S PERFORMANCE AND VALUE ARE SUBJECT TO GENERAL RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY.

         Crescent Real Estate's economic performance and the value of its real estate assets, and consequently the value of its investments, are subject to the risk that if its office, resort/hotel, residential development and temperature-controlled logistics properties do not generate revenues sufficient to meet its operating expenses, including debt service and capital expenditures, its cash flow and ability to pay distributions to its shareholders will be adversely affected. As a real estate company, Crescent Real Estate is susceptible to the following real estate industry risks:

         o downturns in the national, regional and local economic conditions where its properties are located;

         o competition from other office, resort/hotel, residential development and temperature-controlled logistics properties;

         o adverse changes in local real estate market conditions, such as oversupply or reduction in demand for office space, resort/hotel space, luxury residences or temperature-controlled logistics storage space;

         o changes in tenant preferences that reduce the attractiveness of its properties to tenants;

         o        tenant defaults;

         o        zoning or regulatory restrictions;

         o        decreases in market rental rates;

         o costs associated with the need to periodically repair, renovate and relet space;

         o increases in the cost of adequate maintenance, insurance and other operating costs, including real estate taxes, associated with one or more properties, which may occur even when circumstances such as market factors and competition cause a reduction in revenues from one or more properties; and

         o illiquidity of real estate investments, which may limit its ability to vary its portfolio promptly in response to changes in economic or other conditions.

         CRESCENT REAL ESTATE MAY EXPERIENCE DIFFICULTY OR DELAY IN RENEWING LEASES OR RE-LEASING SPACE.

         Crescent Real Estate derives most of its revenue directly or indirectly from rent received from its tenants. Crescent Real Estate is subject to the risks that, upon expiration, leases for space in its office properties may not be renewed, the space may not be re-leased, or the terms of renewal or re-lease, including the cost of required renovations or concessions to tenants, may be less favorable than current lease terms. As a result, Crescent Real Estate's cash flow could decrease and its ability to make distributions to its shareholders could be adversely affected.


         As of June 30, 2002, office properties with leases with respect to approximately 2.2 million, 3.6 million and 4.2 million square feet, representing approximately 9%, 15% and 17% of net rentable area, expire in 2002, 2003 and 2004, respectively. During these same three years, leases of approximately 37% of the net rentable area of Crescent Real Estate's office properties in Dallas and approximately 45% of the net rentable area of its office properties in Houston expire.


         MANY REAL ESTATE COSTS ARE FIXED, EVEN IF INCOME FROM CRESCENT REAL ESTATE'S PROPERTIES DECREASES.

         Crescent Real Estate's financial results depend primarily on leasing space in its office properties to tenants, renting rooms at its resorts and hotels and successfully developing and selling lots, single family homes, condominiums, town homes and time share units at Crescent Real Estate's residential development properties, in each case on terms favorable to Crescent Real Estate. Costs associated with real estate investment, such as real estate taxes and maintenance costs, generally are not reduced even when a property is not fully occupied, the rate of sales at a project decreases, or other circumstances cause a reduction in income from the investment.

         As a result, cash flow from the operations of Crescent Real Estate's office properties may be reduced if a tenant does not pay its rent. Under those circumstances, Crescent Real Estate might not be able to enforce its rights as landlord without delays, and may incur substantial legal costs. The income from Crescent Real Estate's office properties also may be reduced if tenants are unable to pay rent or Crescent Real Estate is unable to rent properties on favorable terms. Crescent Real Estate's income from its resorts and hotels may be reduced if it is unable to rent a sufficient number of rooms on favorable terms, and Crescent Real Estate's income from its residential development properties may decrease if it is unable to sell the lots or other components of a particular residential development project at the rates or on the terms it anticipated. Additionally, new properties that Crescent Real Estate may acquire or develop may not produce any significant revenue immediately, and the cash flow from existing operations may be insufficient to pay the operating expenses and debt service associated with that property until the property is fully leased.

         CRESCENT REAL ESTATE DERIVES THE SUBSTANTIAL MAJORITY OF ITS OFFICE RENTAL REVENUES FROM ITS GEOGRAPHICALLY CONCENTRATED MARKETS.


         As of June 30, 2002, approximately 74% of Crescent Real Estate's office portfolio, based on total net rentable square feet, representing 63% of its total revenues for the year ended December 31, 2001, was located in the metropolitan areas of Dallas/Fort Worth and Houston, Texas. Due to this geographic concentration, any deterioration in economic conditions in the Dallas/Fort Worth or Houston metropolitan areas, or in other geographic markets in which Crescent Real Estate in the future may acquire substantial assets, could adversely affect Crescent Real Estate's results of operations and its ability to make distributions to its shareholders and decrease its cash flow. In addition, Crescent Real Estate competes for tenants based on rental rates, attractiveness and location of a property and quality of maintenance and management services. An increase in the supply of properties competitive with Crescent Real Estate's properties in these markets could have a material adverse effect on Crescent Real Estate's ability to attract and retain tenants in these markets.


         CRESCENT REAL ESTATE MAY HAVE LIMITED FLEXIBILITY IN DEALING WITH ITS JOINTLY OWNED INVESTMENTS.


         Crescent Real Estate's organizational documents do not limit the amount of funds that it may invest in properties and assets jointly with other persons or entities. Approximately 12% of the net rentable area of Crescent Real Estate's office properties is held jointly with other persons or entities. In addition, as of June 30, 2002, all of Crescent Real Estate's residential development and temperature-controlled logistics properties were owned jointly.


         Joint ownership of properties may involve special risks, including the possibility that Crescent Real Estate's partners or co-investors might become bankrupt, that those partners or co-investors might have economic or other business interests or goals which are unlike or incompatible with Crescent Real Estate's business interests or goals, and that those partners or co-investors might be in a position to take action contrary to Crescent Real Estate's suggestions or instructions, or in opposition to Crescent Real Estate's policies or objectives. Joint ownership gives a third party the opportunity to influence the return Crescent Real Estate can achieve on some of its investments and may adversely affect Crescent Real Estate's ability to make distributions to its shareholders. In addition, in many cases Crescent Real Estate does not control the timing or amount of distributions that it receives from the joint investment, and amounts otherwise available for distribution to Crescent Real Estate may be reinvested in the property or used for other costs and expenses of the joint operation.

         ACQUISITIONS AND NEW DEVELOPMENTS MAY FAIL TO PERFORM AS EXPECTED.

         Crescent Real Estate intends to focus its investment strategy primarily on investment opportunities and markets considered "demand-driven" within its office property segment, with a long-term strategy of acquiring properties at a cost significantly below that which would be required to develop a comparable property. Acquisition or development of properties entails risks that include the following, any of which could adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations:

         o Crescent Real Estate may not be able to identify suitable properties to acquire or may be unable to complete the acquisition of the properties it selects for acquisition;


         o Crescent Real Estate may not be able to integrate new acquisitions into its existing operations successfully;



         o Crescent Real Estate's estimate of the costs of improving, repositioning or redeveloping an acquired property may prove to be too low, and, as a result, the property may fail to meet Crescent Real Estate's estimates of the profitability of the property, either temporarily or for a longer time;



         o Office properties, resorts or hotels Crescent Real Estate acquires may fail to achieve the occupancy and rental or room rates Crescent Real Estate anticipates at the time it makes the decision to invest in the properties, resulting in lower profitability than expected in analyzing the properties;



         o Crescent Real Estate's pre-acquisition evaluation of the physical condition of each new investment may not detect certain defects or necessary repairs until after the property is acquired, which could significantly increase Crescent Real Estate's total acquisition costs; and


         o Crescent Real Estate's investigation of a property or building prior to its acquisition, and any representations it may receive from the seller, may fail to reveal various liabilities, which could effectively reduce the cash flow from the property or building, or increase Crescent Real Estate's acquisition cost.

         CRESCENT REAL ESTATE MAY BE UNABLE TO SELL PROPERTIES WHEN APPROPRIATE BECAUSE REAL ESTATE INVESTMENTS ARE ILLIQUID.

         Real estate investments generally cannot be sold quickly. In addition, there are some limitations under federal income tax laws applicable to REITs that may limit Crescent Real Estate's ability to sell its assets. Crescent Real Estate may not be able to alter its portfolio promptly in response to changes in economic or other conditions. Crescent Real Estate's inability to respond quickly to adverse changes in the performance of its investments could have an adverse effect on Crescent Real Estate's ability to meet its obligations and make distributions to its shareholders.

         THE REVENUES FROM CRESCENT REAL ESTATE'S NINE HOTEL PROPERTIES, EVEN AFTER ACQUISITIONS OF THE CRESCENT OPERATING HOTEL OPERATIONS, DEPEND ON THIRD-PARTY OPERATORS THAT CRESCENT REAL ESTATE DOES NOT CONTROL.

         Crescent Real Estate owns nine hotel properties, eight of which are leased to Crescent Real Estate's subsidiaries. Crescent Real Estate currently leases the remaining hotel property, the Omni Austin Hotel, to a third party entity, HCD Austin Corporation. To maintain Crescent Real Estate's status as a REIT, third-party property managers manage each of the nine hotel properties. As a result, Crescent Real

Estate is unable to directly implement strategic business decisions with respect to the operation and marketing of its hotel properties, such as decisions with respect to the quality of accommodations, room rate structure, the quality and scope of amenities such as food and beverage facilities and similar matters. The amount of revenue that Crescent Real Estate receives from the hotel properties is dependent on the ability of the property managers to maintain and increase the gross receipts from these properties. Although Crescent Real Estate consults with the managers with respect to strategic business plans, the managers are under no obligation to implement any of Crescent Real Estate's recommendations with respect to these matters. If the gross receipts of the resort/hotels decline, Crescent Real Estate's revenues would decrease as well, which could reduce the amount of cash available to meet its obligations and for distribution to its shareholders.


         THE REVENUES FROM CRESCENT REAL ESTATE'S NINE HOTEL PROPERTIES ARE SUBJECT TO RISKS ASSOCIATED WITH THE HOSPITALITY INDUSTRY.

         The following factors, among others, are common to the resort/hotel industry, and may reduce the receipts generated by Crescent Real Estate's hotel properties:

         o based on such features as access, location, quality of accommodations, room rate structure and, to a lesser extent, the quality and scope of other amenities such as food and beverage facilities, Crescent Real Estate's hotel properties compete for guests with other resorts and hotels, a number of which have greater marketing and financial resources than the lessees or the hotel property managers;

         o if there is an increase in operating costs resulting from inflation or other factors, Crescent Real Estate or the property managers may not be able to offset such increase by increasing room rates;

         o Crescent Real Estate's hotel properties are subject to fluctuating and seasonal demands for business travelers and tourism; and

         o Crescent Real Estate's hotel properties are subject to general and local economic conditions that may affect the demand for travel in general and other factors that are beyond Crescent Real Estate's control, such as acts of terrorism.


         In addition, Crescent Real Estate's hotel properties have experienced a decrease in occupancy rates, revenue per available room and total revenue since September 11, 2001. For the year ended December 31, 2001, compared to the year ended December 31, 2000, the weighted average occupancy of Crescent Real Estate's hotel properties decreased approximately 6%, the average daily rate decreased approximately 3%, revenue per available room decreased approximately 6% and same store net operating income decreased by an average of 16%. For the six months ended June 30, 2002, compared to the six months ended June 30, 2001, the weighted average occupancy of Crescent Real Estate's hotel properties decreased approximately 2%, the average daily rate decreased approximately 2.7%, the revenue per available room decreased approximately 5.9% and the same store net operating income decreased by an average of 6.4%. Military actions against terrorists, new terrorist attacks, actual or threatened, and other political events could cause a lengthy period of uncertainty that might increase customer reluctance to travel and therefore adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations.

         THE PERFORMANCE OF CRESCENT REAL ESTATE'S RESIDENTIAL DEVELOPMENT PROPERTIES IS AFFECTED BY NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS.

         Crescent Real Estate's residential development properties, which include The Woodlands and Desert Mountain, are generally targeted toward purchasers of high-end primary residences or seasonal secondary residences. As a result, the economic performance and value of these properties is particularly sensitive to changes in national, regional and local economic and market conditions. Economic downturns may discourage potential customers from purchasing new, larger primary residences or vacation or seasonal homes. In addition, other factors may affect the performance and value of a property adversely, including changes in laws and governmental regulations (including those governing usage, zoning and taxes), changes in interest rates (including the risk that increased interest rates may result in decreased sales of lots in any residential development property) and the availability to potential customers of financing. Adverse changes in any of these factors, each of which is beyond Crescent Real Estate's control, could reduce the income that it receives from the properties, and adversely affect Crescent Real Estate's ability to meet its obligations.

         CRESCENT REAL ESTATE DOES NOT CONTROL REVENUES FROM ITS
TEMPERATURE-CONTROLLED LOGISTICS PROPERTIES, AND THE LESSEE MAY BE UNABLE TO MEET ALL OF ITS RENT OBLIGATIONS.

         Crescent Real Estate owns a 40% interest in the temperature-controlled logistics partnership that owns AmeriCold Corporation, which in turn directly or indirectly owns the Crescent Real Estate temperature-controlled logistics properties. The temperature-controlled logistics properties are operated by, and leased to, AmeriCold Logistics, L.L.C., owned 60% by Vornado Operating and 40% by COPI Cold Storage. Crescent Real Estate has no ownership interest in AmeriCold Logistics and, thus, does not have the authority to control the management or operation of the Crescent Real Estate temperature-controlled logistics properties.


         Pursuant to the leases, AmeriCold Logistics may elect to defer a portion of the rent for the Crescent Real Estate temperature-controlled logistics properties for up to three years beginning on March 12, 1999, to the extent that available cash, as defined in the leases, is insufficient to pay such rent. The leases were amended in February 22, 2001 to extend the rent deferral period to December 31, 2003. Through June 30, 2002, AmeriCold Logistics has deferred approximately $59.2 million of rent, of which Crescent Real Estate's portion is approximately $23.6 million. In December 2001, the temperature-controlled logistics partnership, as lessor, waived its rights to collect $39.8 million of the $49.9 million of deferred rent, of which Crescent Real Estate's share was $15.9 million. The remaining deferred rent, or rent payable in the future, may not be paid in full on a timely basis.


         Crescent Real Estate cannot assure its shareholders that AmeriCold Logistics will operate the Crescent Real Estate temperature-controlled logistics properties in a manner which will enable it to meet its ongoing rental obligations to Crescent Real Estate. In the event that AmeriCold Logistics is unable to make its rental payments, Crescent Real Estate's cash flow would be adversely affected, which could affect Crescent Real Estate's results of operations, ability to meet its obligations and the amount of distributions made to Crescent Real Estate's shareholders.

         THE AMOUNT OF DEBT CRESCENT REAL ESTATE HAS AND THE RESTRICTIONS IMPOSED BY THAT DEBT COULD ADVERSELY AFFECT CRESCENT REAL ESTATE'S FINANCIAL CONDITION.


         Crescent Real Estate has a substantial amount of debt. As of June 30, 2002, Crescent Real Estate had approximately $2.5 billion of consolidated debt outstanding, of which approximately $1.6 billion was secured by approximately 31% of Crescent Real Estate's gross total assets. In addition, as a result of the acquisition by subsidiaries of Crescent Real Estate of Crescent Operating's lessee interests in eight hotel properties then leased to subsidiaries of Crescent Operating, the voting interests in three of Crescent Real Estate's residential development corporations and other assets, Crescent Real Estate is now required to consolidate an additional approximately $96.0 million of debt as of June 30, 2002.

         Crescent Real Estate's organizational documents do not limit the level or amount of debt that Crescent Real Estate may incur. Crescent Real Estate does not have a policy limiting the ratio of its debt to total capitalization or assets. The amount of debt Crescent Real Estate has and may have outstanding could have important consequences to Crescent Real Estate's shareholders. For example, it could:


         o make it difficult to satisfy Crescent Real Estate's debt service requirements;

         o prevent Crescent Real Estate from making distributions on its outstanding common shares and preferred shares;

         o require Crescent Real Estate to dedicate a substantial portion of its cash flow from operations to payments on its debt, thereby reducing funds available for operations, property acquisitions and other appropriate business opportunities that may arise in the future;


         o require Crescent Real Estate to dedicate increased amounts of its cash flow from operations to payments on its variable rate, unhedged debt if interest rates rise;


         o limit Crescent Real Estate's flexibility in planning for, or reacting to, changes in its business and the factors that affect the profitability of Crescent Real Estate's business;

         o limit Crescent Real Estate's ability to obtain additional financing, if Crescent Real Estate needs it in the future for working capital, debt refinancing, capital expenditures, acquisitions, development or other general corporate purposes;


         o increase the adverse effect on Crescent Real Estate's available cash flow from operations that may result from changes in conditions in the economy in general and in the areas in which Crescent Real Estate's properties are located; and


         o limit Crescent Real Estate's flexibility in conducting its business, which may place Crescent Real Estate at a disadvantage compared to competitors with less debt.

         Crescent Real Estate's ability to make scheduled payments of the principal of, to pay interest on, or to refinance, its indebtedness will depend on Crescent Real Estate's future performance, which to a certain extent is subject to economic, financial, competitive and other factors beyond Crescent Real Estate's control. There can be no assurance that Crescent Real Estate's business will continue to generate sufficient cash flow from operations in the future to service its debt or meet its other cash needs. If Crescent Real Estate is unable to do so, it may be required to refinance all or a portion of its existing debt, or to sell assets or obtain additional financing. Crescent Real Estate cannot assure its shareholders that any such refinancing, sale of assets or additional financing would be possible on terms that Crescent Real Estate would find acceptable.

         If Crescent Real Estate were to breach certain of its debt covenants, Crescent Real Estate's lenders could require it to repay the debt immediately, and, if the debt is secured, could immediately take possession of the property securing the loan. In addition, if any other lender declared its loan due and payable as a result of a default, the holders of Crescent Real Estate's public and private notes, along with the lenders under Crescent Real Estate's credit facility, might be able to require that those debts be paid immediately. As a results, any default under Crescent Real Estate's debt covenants could have an adverse effect on its financial condition, its results of operations, its ability to meet its obligations and the market value of its shares.

         CRESCENT REAL ESTATE IS OBLIGATED TO COMPLY WITH FINANCIAL AND OTHER COVENANTS IN ITS DEBT THAT COULD RESTRICT ITS OPERATING ACTIVITIES, AND THE FAILURE TO COMPLY COULD RESULT IN DEFAULTS THAT ACCELERATE THE PAYMENT UNDER ITS DEBT.

         Crescent Real Estate's secured debt generally contains customary covenants, including, among others, provisions:

         o        relating to the maintenance of the property securing the debt;

         o restricting Crescent Real Estate's ability to pledge assets or create other liens;

         o restricting Crescent Real Estate's ability to incur additional debt;

         o restricting Crescent Real Estate's ability to amend or modify existing leases; and

         o restricting Crescent Real Estate's ability to enter into transactions with affiliates.


         Crescent Real Estate's unsecured debt generally contains various restrictive covenants. The covenants in Crescent Real Estate's unsecured debt include, among others, provisions restricting its ability to:


         o        incur additional debt;

         o        incur additional debt and subsidiary debt;

         o make certain distributions, investments and other restricted payments, including distribution payments on Crescent Real Estate's or Crescent Real Estate's subsidiaries' outstanding common and preferred equity;

         o limit the ability of restricted subsidiaries to make payments to Crescent Real Estate;

         o        enter into transactions with affiliates;

         o        create certain liens;

         o        sell assets;

         o        enter into certain sale-leaseback transactions; and

         o consolidate, merge or sell all or substantially all of Crescent Real Estate's assets.

         In addition, certain covenants in Crescent Real Estate's bank facilities require Crescent Real Estate and its subsidiaries to maintain certain financial ratios.

         Any of the covenants described in this risk factor may restrict Crescent Real Estate's operations and its ability to pursue potentially advantageous business opportunities. Crescent Real Estate's failure to comply with these covenants could also result in an event of default that, if not cured or waived, could result in the acceleration of all or a substantial portion of Crescent Real Estate's debt.

         RISING INTEREST RATES COULD ADVERSELY AFFECT CRESCENT REAL ESTATE'S CASH FLOW.


         Of Crescent Real Estate's approximately $2.5 billion of debt outstanding as of June 30, 2002, approximately $196 million was unhedged variable rate debt. Crescent Real Estate also may borrow additional funds at variable interest rates in the future, and Crescent Real Estate has entered, and in the future may enter, into other transactions to limit its exposure to rising interest rates. Increases in interest rates, or the loss of the benefits of any interest rate hedging arrangements, would increase Crescent Real Estate's interest expense on its variable rate debt, which would adversely affect cash flow and its ability to service its debt, meet its obligations and make distributions to its shareholders.


         THE NUMBER OF SHARES AVAILABLE FOR FUTURE SALE COULD ADVERSELY AFFECT THE MARKET PRICE OF CRESCENT REAL ESTATE'S PUBLICLY TRADED SECURITIES.


         Crescent Real Estate has entered into various private placement transactions whereby units and limited partnership interests in Crescent Partnership were issued in exchange for properties or interests in properties. These units and interests are currently exchangeable for Crescent Real Estate common shares on the basis of two shares for each one unit or, at Crescent Real Estate's option, an equivalent amount of cash. Upon exchange for Crescent Real Estate's common shares, those common shares may be sold in the public market pursuant to registration rights. As of June 30, 2002, approximately 6,591,234 units were outstanding, which were exchangeable for 13,182,468 Crescent Real Estate common shares or, at Crescent Real Estate's option, an equivalent amount of cash. In addition, as of June 30, 2002, Crescent Partnership had outstanding options to acquire approximately 1,197,143 units, of which 882,857 options were exercisable at a weighted average price of $18.00 with a weighted average remaining contractual life of 4.8 years. Crescent Real Estate has also reserved a number of common shares for issuance pursuant to its employee benefit plans, and such common shares will be available for sale from time to time. As of December 31, 2001, Crescent Real Estate had issued options to acquire approximately 6,975,334 common shares outstanding, of which approximately 3,126,684 options were exercisable at a weighted average exercise price of $24.00, with a weighted average remaining contractual life of seven years. Crescent Real Estate's employees may also participate in an employee stock purchase plan that allows them to purchase up to 1,000,000 newly issued common shares. Crescent Real Estate cannot predict the effect that future sales of common shares, or the perception that such sales could occur, will have on the market prices of its equity securities.


         ENVIRONMENTAL PROBLEMS ARE POSSIBLE AND MAY BE COSTLY.

         Under various federal, state and local laws, ordinances and regulations, Crescent Real Estate may be required to investigate and clean up certain hazardous or toxic substances released on or in properties Crescent Real Estate owns or operates, and also may be required to pay other costs relating to hazardous or toxic substances. This liability may be imposed without regard to whether Crescent Real Estate knew about the release of these types of substances or was responsible for their release. The presence of contamination or the failure to remediate properly contaminations at any of Crescent Real Estate's properties may adversely affect its ability to sell or lease the properties or to borrow using the properties as collateral. The costs or liabilities could exceed the value of the affected real estate. Crescent Real Estate has not been notified by any governmental authority, however, of any non-compliance, liability or other claim in connection with any of its properties, and Crescent Real Estate is not aware of any other environmental condition with respect to any of its properties that management believes would have a material adverse effect on its business, assets or results of operations taken as a whole.

         The uses of any of Crescent Real Estate's properties prior to Crescent Real Estate's acquisition of the property and the building materials used at the property are among the property-specific factors that will affect how the environmental laws are applied to Crescent Real Estate's properties. In general, before Crescent Real Estate purchased each of its properties, independent environmental consultants conducted or updated Phase I environmental assessments, which generally do not involve invasive techniques such as soil or ground water sampling, and where indicated, based on the Phase I results, conducted Phase II environmental assessments which do involve this type of sampling. None of these assessments revealed any materially adverse environmental condition relating to any particular property not previously known to Crescent Real Estate. Crescent Real Estate believes that all of these previously known conditions either have been remediated or are in the process of being remediated at this time. There can be no assurance, however, that environmental liabilities have not developed since these environmental assessments were prepared, or that future uses or conditions, including changes in applicable environmental laws and regulations, will not result in imposition of environmental liabilities. If Crescent Real Estate is subject to environmental liabilities, the liabilities could adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations, which could in turn affect the market value of its common shares.

         COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT COULD BE COSTLY.

         Under the Americans with Disabilities Act of 1990, all public accommodations and commercial facilities must meet certain federal requirements related to access and use by disabled persons. Compliance with the ADA requirements could involve removal of structural barriers from certain disabled persons' entrances. Other federal, state and local laws may require modifications to or restrict further renovations of Crescent Real Estate's properties with respect to such accesses. Although Crescent Real Estate believes that its properties are substantially in compliance with present requirements, noncompliance with the ADA or related laws or regulations could result in the United States government imposing fines or private litigants being awarded damages against Crescent Real Estate. Costs such as these, as well as the general costs of compliance with these laws or regulations, may adversely affect Crescent Real Estate's ability to make payments under its debt and adversely affect the price of its common shares.

         DEVELOPMENT AND CONSTRUCTION RISKS COULD ADVERSELY AFFECT CRESCENT REAL ESTATE'S PROFITABILITY.

         Crescent Real Estate is currently developing, expanding or renovating some of its office or hotel properties and may in the future engage in these activities for other properties it owns. In addition, Crescent Real Estate's residential development properties engage in the development of raw land and construction of single-family homes, condominiums, town homes and timeshare units. These activities may be exposed to the following risks, each of which could adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations.

         o Crescent Real Estate may be unable to obtain, or suffer delays in obtaining, necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations, which could result in increased costs or abandonment of these activities.

         o Crescent Real Estate may incur costs for development, expansion or renovation of a property which exceed its original estimates due to increased costs for materials or labor or other costs that were unexpected.

         o Crescent Real Estate may not be able to obtain financing with favorable terms, which may make Crescent Real Estate unable to proceed with development and other related activities on the schedule originally planned or at all.

         o Crescent Real Estate may be unable to complete construction and sale or lease-up of a lot, office property or residential development unit on schedule, which could result in increased debt service expense or construction costs.

         Additionally, the time frame required for development, construction and lease-up of these properties means that Crescent Real Estate may have to wait a few years for a significant cash return. As a REIT, Crescent Real Estate is required to make cash distributions to its shareholders. If Crescent Real Estate's cash flow from operations is not sufficient, Crescent Real Estate may be forced to borrow to fund these distributions, which could affect its ability to meet its other obligations.

         COMPETITION FOR ACQUISITIONS MAY RESULT IN INCREASED ACQUISITION COSTS.

         Crescent Real Estate plans to make select additional investments from time to time in the future and may compete for available investment opportunities with entities that have greater liquidity or financial resources. Several real estate companies may compete with Crescent Real Estate in seeking properties for acquisition or land for development and prospective tenants, guests or purchasers. This competition may increase the costs of any acquisitions that Crescent Real Estate makes and adversely affect its ability to meet its obligations by:

         o reducing the number of suitable investment opportunities offered to Crescent Real Estate; and

         o        increasing the bargaining power of property owners.

         In addition, if a competitor succeeds in making an acquisition in a market in which Crescent Real Estate's properties compete, ownership of that investment by a competitor may adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations by:

         o interfering with Crescent Real Estate's ability to attract and retain tenants, guests or purchasers; and

         o adversely affecting Crescent Real Estate's ability to minimize expenses of operation.

         FAILURE TO QUALIFY AS A REIT WOULD CAUSE CRESCENT REAL ESTATE TO BE TAXED AS A CORPORATION, WHICH WOULD SUBSTANTIALLY REDUCE FUNDS AVAILABLE FOR PAYMENT OF DISTRIBUTIONS.

         Crescent Real Estate intends to continue to operate in a manner that allows it to meet the requirements for qualification as a REIT under the Internal Revenue Code of 1986, as amended. A REIT generally is not taxed at the corporate level on income it distributes to its shareholders, as long as it distributes at least 90 percent of its income to its shareholders annually and satisfies certain other highly technical and complex requirements. Unlike many REITs, which tend to make only one or two types of real estate investments, Crescent Real Estate invests in a broad range of real estate products. Several of its investments also are more complicated than those of other REITs. As a result, Crescent Real Estate is likely to encounter a greater number of interpretative issues under the REIT qualification rules, and more issues which lack clear guidance, than are other REITs. Crescent Real Estate, as a matter of policy, consults with outside tax counsel in structuring its new investments in an effort to satisfy the REIT qualification rules. Shaw Pittman LLP, tax counsel to Crescent Real Estate, has given Crescent Real Estate an opinion stating that Crescent Real Estate qualified as a REIT under the Internal Revenue Code for its taxable years ending on or before December 31, 2001, that Crescent Real Estate is organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code and that its proposed method of operation will permit Crescent Real Estate to continue to meet the requirements for qualification and taxation as a REIT. This opinion is based on representations made by Crescent Real Estate as to factual matters, opinions of other law firms and on existing law, which is subject to change, both retroactively and prospectively, and to possibly different interpretations. Shaw Pittman LLP's opinion also is not binding on either the Internal Revenue Service or the courts.

         Crescent Real Estate must meet the requirements of the Internal Revenue Code in order to qualify as a REIT now and in the future. The laws and regulations governing federal income taxation are the subject of frequent review and amendment, and proposed or contemplated changes in the laws or regulations may affect Crescent Real Estate's ability to qualify as a REIT and the manner in which Crescent Real Estate conducts its business. If Crescent Real Estate fails to qualify as a REIT for federal income tax purposes, Crescent Real Estate would not be allowed a deduction for distributions to shareholders in computing taxable income and would be subject to federal income tax at regular corporate rates. In addition to these taxes, Crescent Real Estate may be subject to the federal alternative minimum tax. Unless Crescent Real Estate is entitled to relief under certain statutory provisions, Crescent Real Estate could not elect to be taxed as a REIT for four taxable years following any year during which Crescent Real Estate was first disqualified. Therefore, if Crescent Real Estate loses its REIT status, Crescent Real Estate could be required to pay significant income taxes, which would reduce its funds available for investments or for distributions to its shareholders. This would likely adversely affect the value of an investment in Crescent Real Estate. In addition, Crescent Real Estate would no longer be required by law or its operating agreements to make any distributions to its shareholders.

         PROVISIONS OF CRESCENT REAL ESTATE'S DECLARATION OF TRUST AND BYLAWS COULD INHIBIT CHANGES IN CONTROL OR DISCOURAGE TAKEOVER ATTEMPTS BENEFICIAL TO SHAREHOLDERS.

         Certain provisions of Crescent Real Estate's declaration of trust and bylaws may delay or prevent either a change in control of Crescent Real Estate or another transaction that could provide its shareholders with a premium over the then-prevailing market price of Crescent Real Estate's common shares or which might otherwise be in the best interest of its security holders. These include a staggered Board of Trust Managers, which makes it more difficult for a third party to gain control of Crescent Real Estate's Board, and the ownership limit described below. In addition, any future series of preferred shares may have certain voting provisions that could delay or prevent a change of control or other transaction that might involve a premium price or otherwise be beneficial to its security holders. The declaration of trust also establishes special requirements with respect to "business combinations," including certain issuances of equity securities, between Crescent Real Estate and an "interested shareholder," and mandates procedures for obtaining voting rights with respect to "control shares" acquired in a control share acquisition.


         OWNERSHIP OF CRESCENT REAL ESTATE'S SHARES IS SUBJECT TO LIMITATION FOR REIT TAX PURPOSES.



         To remain qualified as a REIT for federal income tax purposes, not more than 50% in value of Crescent Real Estate's outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the federal income tax laws applicable to REITs) at any time during the last half of any taxable year, and Crescent Real Estate's outstanding shares must be beneficially owned by 100 or more persons at least 335 days of a taxable year. To facilitate maintenance of its REIT qualification, Crescent Real Estate's declaration of trust, subject to certain exceptions, prohibits ownership by any single shareholder of more than 8.0% of its issued and outstanding common shares, or such greater percentage as established by the Board of Trust Managers, but in no event greater than 9.9% of its issued and outstanding preferred shares. In addition, the declaration of trust prohibits ownership by Richard E. Rainwater, the Chairman of the Board of Trust Managers, together with certain of his affiliates or relatives, initially of more than 8.0% and subsequently of more than 9.5% of the issued and outstanding Crescent Real Estate common shares. Crescent Real Estate refers to these limits collectively as the

"ownership limit." Any transfer of shares may be null and void if it causes a person to violate the ownership limit, and the intended transferee or holder will acquire no rights in the shares. Those shares will automatically convert into excess shares, and the shareholder's rights to distributions and to vote will terminate. The shareholder would have the right to receive payment of the purchase price for the shares and certain distributions upon Crescent Real Estate's liquidation. Excess shares will be subject to repurchase by Crescent Real Estate at its election. While the ownership limit helps preserve Crescent Real Estate's status as a REIT, it could also delay or prevent any person or small group of persons from acquiring, or attempting to acquire, control of Crescent Real Estate and, therefore, could adversely affect Crescent Real Estate's shareholders' ability to realize a premium over the then-prevailing market price for their shares.


         CRESCENT REAL ESTATE'S INSURANCE COVERAGE ON ITS PROPERTIES MAY BE INADEQUATE.

         Crescent Real Estate currently carries comprehensive insurance on all of its properties, including insurance for liability, fire and flood. Crescent Real Estate believes this coverage is of the type and amount customarily obtained for or by an owner of real property assets. Crescent Real Estate intends to obtain similar insurance coverage on subsequently acquired properties. Crescent Real Estate's existing insurance policies expire in October 2002.

         As a consequence of the September 11, 2001 terrorist attacks, Crescent Real Estate may be unable to renew or duplicate its current insurance coverage in adequate amounts or at reasonable prices. In addition, insurance companies may no longer offer coverage against certain types of losses, such as losses due to terrorist acts and toxic mold, or, if offered, the expense of obtaining these types of insurance may not be justified. Crescent Real Estate therefore may cease to have insurance coverage against certain types of losses and/or there may be decreases in the limits of insurance available. If an uninsured loss or a loss in excess of its insured limits occurs, Crescent Real Estate could lose all or a portion of the capital it has invested in a property, as well as the anticipated future revenue from the property, but still remain obligated for any mortgage debt or other financial obligations related to the property. Crescent Real Estate cannot guarantee that material losses in excess of insurance proceeds will not occur in the future. If any of Crescent Real Estate's properties were to experience a catastrophic loss, it could seriously disrupt Crescent Real Estate's operations, delay revenue and result in large expenses to repair or rebuild the property. Also, due to inflation, changes in codes and ordinances, environmental considerations and other factors, it may not be feasible to use insurance proceeds to replace a building after it has been damaged or destroyed. Events such as these could adversely affect Crescent Real Estate's results of operations and its ability to meet its obligations, including distributions to its shareholders.

         CRESCENT REAL ESTATE IS DEPENDENT ON ITS KEY PERSONNEL WHOSE CONTINUED SERVICE IS NOT GUARANTEED.

         To a large extent Crescent Real Estate is dependent on its executive officers, particularly John C. Goff, Vice Chairman of the Board of Trust Managers and Chief Executive Officer and Richard E. Rainwater, Chairman of the Board of Trust Managers, for strategic business direction and real estate experience. While Crescent Real Estate believes that it could find replacements for its key personnel, loss of their services could adversely affect Crescent Real Estate's operations. Crescent Real Estate does not have key man life insurance for its executive officers.

                 COMPARATIVE PER SHARE MARKET PRICE INFORMATION


         Crescent Real Estate's common shares are traded on the NYSE under the symbol "CEI," and Crescent Operating's common stock is traded on the OTC Bulletin Board under the symbol "COPI.OB." On February 13, 2002, the last full trading day prior the date of the original execution of the Settlement Agreement, the closing sale price per Crescent Real Estate common share on the NYSE, the closing sale price per share of Crescent Operating common stock on the OTC Bulletin Board and the equivalent per share price were as set forth in the table below. The equivalent per share price is the value of the Crescent Real Estate common shares that Crescent Operating stockholders will receive for each share of Crescent Operating stock they own if the Crescent Operating stockholders approve the Crescent Operating bankruptcy plan, assuming that the total claims and expenses paid by Crescent Real Estate in connection with the Crescent Operating bankruptcy agreement and the reorganization transactions is $10.6 million to $13.8 million. The actual number of the Crescent Real Estate common shares that Crescent Operating stockholders will receive will be based on the average of the closing prices of the Crescent Real Estate common shares on the ten trading days prior to the date of confirmation of the Crescent Operating bankruptcy plan. In addition, the value of the Crescent Real Estate common shares that Crescent Operating stockholders will receive may be decreased or increased, but will not be less than $0.20 per share of Crescent Operating common stock if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court. See "The Reorganization Transactions -- Summary of the Reorganization Transactions -- Issuance of Crescent Real Estate Common Shares to Crescent Operating Stockholders" for a description of the circumstances under which the value of the Crescent Real Estate common shares that Crescent Operating stockholders will receive may be decreased or increased.



                                                                                                   EQUIVALENT PER
                                                                                                     SHARE PRICE
                                                                                  ------------------------------------------------
                                                                                  ASSUMING $10.6 MILLION         ASSUMING $13.8
                                CRESCENT REAL ESTATE      CRESCENT OPERATING         IN CRESCENT REAL         MILLION IN CRESCENT
                                   COMMON SHARES             COMMON STOCK             ESTATE EXPENSES         REAL ESTATE EXPENSES
                                --------------------      ------------------      -----------------------     --------------------
February 13, 2002..........           $17.25                     $.01                      $0.50                     $0.20


        SELECTED HISTORICAL FINANCIAL INFORMATION OF CRESCENT REAL ESTATE


         The following table sets forth selected historical financial and operating information for Crescent Real Estate on a consolidated basis. All information relating to Crescent Real Estate common shares has been adjusted to reflect the two-for-one stock split effected in the form of a 100% share dividend paid on March 26, 1997 to shareholders of record on March 20, 1997. The selected balance sheet information and operating data for the six months ended June 30, 2002 and 2001 is based on the unaudited financial statements of Crescent Real Estate included in this proxy statement/prospectus. The selected balance sheet information for each of the two years ended December 31, 2000 and 2001, and the operating data for the three years ended December 31, 1999, 2000 and 2001 is based on the audited financial statements of Crescent Real Estate included in this proxy statement/prospectus, and the information for the preceding years is based on the audited financial statements of Crescent Real Estate previously filed with the

Securities and Exchange Commission. The following information should be read in conjunction with "Crescent Real Estate Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements of Crescent Real Estate and notes to the financial statements included in this proxy statement/prospectus.


                                                SIX MONTHS ENDED JUNE 30,          YEAR ENDED DECEMBER 31,
                                             ------------------------------    ------------------------------
                                                  2002             2001             2001             2000
                                             -------------    -------------    -------------    -------------
                                                        (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
   Total revenue .........................   $     514,177    $     366,940    $     691,991    $     713,857
   Operating (loss) income ...............          25,639           46,995          (28,112)          88,900
   Income before minority interests,
     extraordinary item and
     discontinued operations .............          41,829           74,945           27,544          302,068
   Basic earnings per common share:
      (Loss) income before
     extraordinary item and
     discontinued operations .............   $        0.23    $        0.47    $       (0.07)   $        2.07
     Net (Loss) income ...................            0.17             0.37            (0.17)            2.05
   Diluted earnings per common share:
      (Loss) income before
     discontinued operations,
     extraordinary item and
     cumulative effect of a change in
     accounting principle ................   $        0.23    $        0.46    $       (0.07)   $        2.04
     Net (Loss) income ...................            0.17             0.36            (0.17)            2.02
BALANCE SHEET DATA
    (AT PERIOD END):
   Total assets ..........................   $   4,422,780    $   4,482,641    $   4,142,149    $   4,543,318
   Total debt ............................       2,472,431        2,370,015        2,214,094        2,271,895
   Total shareholders' equity ............       1,451,448        1,647,563        1,405,940        1,731,327
OTHER DATA:
   Funds from operations - new
     definition(1) .......................   $     117,332    $     153,635    $     177,117    $     326,897
   Cash distribution declared per
     common share ........................   $        0.75    $        1.10    $        1.85    $        2.20
   Weighted average
     common shares and units
     outstanding - basic .................     104,912,915      107,876,496      121,017,605      127,535,069
   Weighted average
     common shares and units
     outstanding - diluted ...............     105,750,825      109,742,202      122,544,421      128,731,883
   Cash flow provided by
     (used in):
     Operating activities ................   $     103,728    $     117,803    $     212,813    $     275,715
     Investing activities ................          (1,619)         (68,751)         209,994          428,306
     Financing activities ................         (70,810)         (64,504)        (425,488)        (737,981)


                                                            YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------
                                                    1999             1998             1997
                                               -------------    -------------    -------------
                                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
   Total revenue .........................     $     741,629    $     698,343    $     447,373
   Operating (loss) income ...............           (55,955)         143,893          111,281
   Income before minority interests,
     extraordinary item and
     discontinued operations ............            12,342          183,210          135,024
   Basic earnings per common share:
      (Loss) income before
     extraordinary item and
     discontinued operations .............     $       (0.07)   $        1.26    $        1.25
     Net (Loss) income ...................             (0.06)            1.26             1.25
   Diluted earnings per common share:
      (Loss) income before
     discontinued operations,
     extraordinary item and
     cumulative effect of a change in
     accounting principle ................     $       (0.07)   $        1.21    $        1.20
     Net (Loss) income ...................             (0.06)            1.21             1.20
BALANCE SHEET DATA
    (AT PERIOD END):
   Total assets ..........................     $   4,950,561    $   5,043,447    $   4,179,980
   Total debt ............................         2,598,929        2,318,156        1,710,125
   Total shareholders' equity ............         2,056,774        2,422,545        2,197,317
OTHER DATA:
   Funds from operations - new
     definition(1) .......................     $     340,777    $     341,713    $     214,396
   Cash distribution declared per
     common share ........................     $        2.20    $        1.86    $        1.37
   Weighted average
     common shares and units
     outstanding - basic .................       135,954,043      132,429,405      106,835,579
   Weighted average
     common shares and units
     outstanding - diluted ...............       137,891,561      140,388,063      110,973,459
   Cash flow provided by
     (used in):
     Operating activities ................     $     336,060    $     299,497    $     211,714
     Investing activities ................          (205,811)        (820,507)      (2,294,428)
     Financing activities ................          (167,615)         564,680        2,123,744


----------


(1) Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, effective January 1, 2000, and as used herein, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP measure and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. For a more detailed definition and description of FFO and comparisons to GAAP measures, see "Crescent Real Estate Management's Discussion and Analysis of Financial Condition and Results of Operations."

         SELECTED HISTORICAL FINANCIAL INFORMATION OF CRESCENT OPERATING


         The following table sets forth certain selected historical financial information for Crescent Operating and for its predecessors, taken as a group. For purposes of this table, the predecessors consist of Moody-Day, Inc. and Hicks Muse Tate & First Equity Fund II, L.P., which are collectively referred to as the Carter-Crowley Asset Group. The selected balance sheet information and operating data for the six months ended June 30, 2002 and 2001 is based on the unaudited financial statements included in this proxy statement/prospectus. The selected balance sheet information for each of the two years ended December 31, 2000 and 2001, and the operating data for the three years ended December 31, 1999, 2000 and 2001 is based on the audited financial statements of Crescent Operating included in this proxy statement/prospectus, and the information for the preceding years is based on the audited financial statements of Crescent Operating previously filed with the Securities and Exchange Commission. The following information should be read in conjunction with "Crescent Operating Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements of Crescent Operating and notes to the financial statements included in this proxy statement/prospectus.




                                                                                                                    CARTER-CROWLEY
                                                                                                                         ASSET
                                                                                                                         GROUP
                                                                                                                     (PREDECESSORS)
                                                                                                                     --------------
                                                                                                        FOR THE         FOR THE
                                                                                                       PERIOD FROM    PERIOD FROM
                                       FOR THE SIX MONTHS                  FOR THE YEAR ENDED          MAY 9, 1997    JANUARY 1,
                                         ENDED JUNE 30,                      DECEMBER 31,                   TO           1997 TO
                                    --------------------  -------------------------------------------   DECEMBER 31,     MAY 8
                                       2002       2001       2001       2000       1999        1998         1997         1997
                                    ---------  ---------  ---------  ---------  ---------   ---------   ------------ --------------
                                                        (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

OPERATING DATA:

   Revenues ....................... $  18,235  $  32,412  $ 606,341  $ 716,826  $ 717,987   $ 493,248    $ 156,882    $   4,657
   (Loss) income from
   operations .....................    (4,741)   (13,044)   (62,382)    19,628     13,867       9,886         (993)         158


   Net income (loss) ..............    13,772    (26,342)   (78,133)    (3,690)    (2,695)      1,141      (22,165)          25
   Income (Loss) per share -
   basic and diluted ..............      1.27      (2.55)     (7.55)     (0.36)     (0.26)       0.10        (2.00)          --


BALANCE SHEET DATA:
   Total assets ...................    80,622    962,884  $ 945,404  $ 910,528  $ 795,653   $ 937,333    $ 602,083           --
   Total debt .....................   107,792    546,728    587,110    473,517    421,874     371,139      258,128           --
   Total shareholders' deficit ....   (76,458)   (40,189)   (93,388)   (23,533)   (20,522)    (16,068)      (8,060)          --




                   SELECTED PRO FORMA FINANCIAL AND OPERATING
                      INFORMATION OF CRESCENT REAL ESTATE


         The following table sets forth selected pro forma financial and operating information for Crescent Real Estate for the six months ended June 30, 2002 and for the year ended December 31, 2001. The pro forma financial and operating information gives effect to:



     o the transfer to some of Crescent Real Estate's subsidiaries of Crescent Operating's lessee interests in Crescent Real Estate's eight resort/hotel properties, Crescent Operating's voting interests in three of Crescent Real Estate's residential development corporations and other assets owned by Crescent Operating;



     o the capitalization of Crescent Spinco, a newly formed company that will commit to purchase Crescent Operating's interest in COPI Cold Storage, L.L.C., which owns a 40% partnership interest in the owner of AmeriCold Logistics, and the distribution of the common stock of Crescent Spinco to Crescent Real Estate shareholders and the unitholders of Crescent Real Estate's operating partnership;

     o the issuance of Crescent Real Estate's common shares to the stockholders of Crescent Operating in connection with a prepackaged bankruptcy plan of Crescent Operating;



     o Crescent Real Estate's April 2002 notes offering and the application of net proceeds thereof;



     o Crescent Real Estate's April 2002 Series A Preferred share offering and the application of proceeds thereto; and

     o Crescent Real Estate's May 2002 offering of its Series B Cumulative Redeemable Preferred Shares and the application of $81.9 million in net proceeds thereof.


         The pro forma financial and operating information set forth below should be read in conjunction with, and is qualified in its entirety by, the historical and pro forma financial statements and notes to the financial statements of Crescent Real Estate included in this proxy statement/prospectus.



                                                                SIX MONTHS               YEAR ENDED
                                                                   ENDED                 DECEMBER 31,
                                                                JUNE 30, 2002               2001
                                                            ----------------------      -------------

OPERATING DATA
   Total revenue ........................................   $              607,700      $   1,144,765
   Operating income (loss) ..............................                   21,735            (34,904)
   Income before minority interests .....................                   35,955             18,257
   Basic earnings per common share:
   Income (loss) before extraordinary
     item, discontinued operations and cumulative
     effect of change in accounting principal ...........   $                 0.16      $       (0.28)
   Diluted earnings per common share:
   Income (loss) before extraordinary
     item and cumulative effect of
     change in accounting principal .....................   $                 0.16      $       (0.28)
BALANCE SHEET DATA
   (AT PERIOD END):
   Total assets .........................................   $            4,422,780                N/A
   Total debt ...........................................                2,487,931                N/A
   Total shareholders' equity ...........................                1,438,104                N/A
   Weighted average
     common shares
     outstanding - basic ................................              105,056,665                N/A
   Weighted average
     common shares
     outstanding - diluted ..............................              105,894,575                N/A



                           COMPARATIVE PER SHARE DATA


         Set forth below are historical and pro forma earnings per share, cash dividends per share and book value per share data for Crescent Real Estate's common shares and Crescent Operating's common stock. The data set forth below should be read in conjunction with Crescent Real Estate's and Crescent Operating's audited financial statements, including the notes to the financial statements, which are included in this proxy statement/prospectus. The data should also be read in conjunction with the unaudited pro forma financial statements, including the notes to the pro forma financial statements, included in this proxy statement/prospectus. The pro forma data gives effect to the:






     o the transfer to some of Crescent Real Estate's subsidiaries of Crescent Operating's lessee interests in Crescent Real Estate's eight resort/hotel properties, Crescent Operating's voting interests in three of Crescent Real Estate's residential development corporations and other assets owned by Crescent Operating;

     o the capitalization of Crescent Spinco, which will commit to purchase Crescent Operating's interest in COPI Cold Storage, L.L.C., which owns a 40% partnership interest in the owner of AmeriCold Logistics and the distribution of the common stock of Crescent Spinco to Crescent Real Estate shareholders and the unitholders of Crescent Real Estate's operating partnership;



     o the issuance of Crescent Real Estate's common shares to the stockholders of Crescent Operating in connection with a prepackaged bankruptcy plan of Crescent Operating;



     o Crescent Real Estate's April 2002 notes offering and the application of net proceeds thereof;



     o Crescent Real Estate's April 2002 Series A Preferred share offering and the application of proceeds thereto; and



     o Crescent Real Estate's May 2002 offering of its Series B Cumulative Redeemable Preferred Shares and the application of $81.9 million in net proceeds thereof.


         The pro forma data are not necessarily indicative of the actual financial position that would have occurred, or future operating results that will occur, upon consummation of the Crescent Operating bankruptcy plan.



                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                            JUNE 30,         DECEMBER 31,
                                                                             2002               2001
                                                                        ----------------     -------------

HISTORICAL -- CRESCENT REAL ESTATE
   Basic earnings per share .....................................          $     0.17        $    (0.17)
   Diluted earnings per share ...................................                0.17             (0.17)
   Cash dividends per share(1) ..................................                0.75              1.85

HISTORICAL -- CRESCENT OPERATING
   Basic earnings per share .....................................          $     1.27        $    (7.55)
   Diluted earnings per share ...................................                1.27             (7.55)
   Cash dividends per share .....................................                  --                --

PRO FORMA COMBINED(2)
   Basic earnings per share .....................................          $     0.09        $    (0.37)
   Diluted earnings per share ...................................                0.09             (0.37)
   Cash dividends paid per share ................................                1.75              1.85
   Equivalent per Crescent Operating share ......................                .010              .025

STOCKHOLDERS' EQUITY (BOOK VALUE) PER SHARE (END OF PERIOD)
   Historical Crescent Real Estate ..............................          $    16.30        $    16.34
   Historical Crescent Operating ................................               (7.06)            (8.99)
   Pro forma combined per Crescent Real Estate share (2) ........               16.16               N/A
   Equivalent pro forma combined per Crescent Operating share ...                0.21              0.41



----------


(1) On October 17, 2001, Crescent Real Estate announced that its quarterly distribution was reduced from $0.55 per common share to $0.375 per common share. See "Price Range of Crescent Real Estate Common Shares, Dividends and Related Shareholder Matters" for more information regarding Crescent Real Estate's distributions.



(2) The pro forma combined per share data for Crescent Real Estate has been prepared as if the Crescent Operating bankruptcy plan and other transactions had been consummated as of January 1, 2001 for the pro forma information for the year ended December 31, 2001 and as of January 1, 2002 for the pro forma information for the six months ended June 30, 2002, and resulted in and increase in weighted average Crescent Real Estate common shares outstanding of 143,750 shares for the six months ended June 30, 2002 and year ended December 31, 2001.

             THE SPECIAL MEETING OF CRESCENT OPERATING STOCKHOLDERS

PROXY STATEMENT/PROSPECTUS

         This proxy statement/prospectus is being furnished to you in connection with the solicitation of proxies by Crescent Operating's sole director in connection with the Crescent Operating bankruptcy plan.

         This proxy statement/prospectus is first being furnished to Crescent Operating stockholders on or about _________ ___, 2002.

         Before voting to accept or reject the Crescent Operating bankruptcy plan, each Crescent Operating stockholder should carefully review the Plan of Reorganization attached as Annex A and described below under "The Plan of Reorganization." All descriptions of the Crescent Operating bankruptcy plan that are contained in this proxy statement/prospectus are subject to the terms and conditions of the Plan of Reorganization attached as Annex A. Instructions for voting on the Crescent Operating bankruptcy plan are set forth in the instructions contained in the enclosed proxy.

DATE, TIME, AND PLACE OF SPECIAL MEETING

         Crescent Operating will hold its special meeting of stockholders at The Fort Worth Club, located at 306 West 7th Street, Fort Worth, Texas, on __________, ___________ __, 2002, at ___ ___.

PURPOSE OF THE SPECIAL MEETING

         The special meeting is being held so that Crescent Operating stockholders may consider and vote upon the proposal to accept the Crescent Operating bankruptcy plan. The bankruptcy plan provides as follows:


     o Crescent Real Estate Equities Company will make sufficient funds available to Crescent Operating to pay in full or otherwise resolve those creditor claims of Crescent Operating that Crescent Operating identified in the original Settlement Agreement, other than the Crescent Real Estate claims, and to cover the budgeted expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan. To facilitate Crescent Operating's repayment of $15.0 million, plus interest, that it owes to Bank of America, Crescent Real Estate has allowed Crescent Operating to secure the Bank of America debt with a pledge of Crescent Operating's interest in AmeriCold Logistics, LLC. The Settlement Agreement and the bankruptcy plan contemplate that Crescent Spinco, an affiliate of Crescent Real Estate, will purchase Crescent Operating's interest in AmeriCold Logistics for between $15.0 to $15.5 million.



     o If Crescent Operating's stockholders accept the bankruptcy plan and the bankruptcy court confirms the bankruptcy plan, Crescent Real Estate will issue common shares of Crescent Real Estate to the Crescent Operating stockholders. In no event will the Crescent Operating stockholders be entitled to reconsider their approval of the bankruptcy plan.



     o The total value of the Crescent Real Estate common shares that the Crescent Operating stockholders would receive would be the greater of:



         o  Approximately 2.16 million; and

         o $16.0 million minus the total amount of payments made by Crescent Real Estate for claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including the expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim.



     o As of September 30, 2002, Crescent Real Estate had incurred approximately $7.4 million in claims and expenses and expects to incur an aggregate of $10.6 million in total claims and expenses. If there occurs a material variance in this estimated range of aggregate claims and expenses after the date that Crescent Operating mails this proxy statement/prospectus to its stockholders, then Crescent Operating will issue a press release disclosing the material variance and will file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the same information.



     o If the Crescent Operating stockholders accept the bankruptcy plan and the bankruptcy court confirms the bankruptcy plan, the stockholders will be deemed to have released all claims they may have against Crescent Operating and Crescent Real Estate, as well as their respective officers, directors, stockholders, employees, consultants, attorneys, accountants and other representatives, that arose prior to the effective date of the bankruptcy plan. The release of Crescent Operating stockholder claims will not apply to the claims, if any, of a person who sold its Crescent Operating shares before the record date for voting on the bankruptcy plan or who either voted against the bankruptcy plan or did not vote on the bankruptcy plan, and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. In addition, the release of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as holders of Crescent Real Estate common shares. The Crescent Operating common stock will be cancelled. If the Crescent Operating stockholders reject the bankruptcy plan, the Crescent Operating stockholders will receive no distribution under the bankruptcy plan and will not be deemed to have released any claims. The Settlement Agreement and the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims that it may have against Crescent Real Estate, are enforceable whether or not the bankruptcy plan is approved by Crescent Operating's stockholders and whether or not the bankruptcy plan is confirmed by the bankruptcy court.


     o Pursuant to both the Settlement Agreement and the bankruptcy plan, Crescent Operating will transfer the remaining assets of Crescent Operating at the direction of Crescent Real Estate.

STOCKHOLDER RECORD DATE FOR THE SPECIAL MEETING

         Only stockholders of record as the close of business on the record date, __________ __, 2002, are entitled to notice of, and to vote at, the special meeting. At the record date, ___________ shares of Crescent Operating common stock were issued, outstanding and entitled to vote at the special meeting. Each outstanding share is entitled to one vote. The enclosed proxy card shows the number of shares of Crescent Operating common stock that the recipient of the proxy card is entitled to vote. Shares cannot be voted at the special meeting unless the holder thereof is present or represented by proxy.

VOTE OF CRESCENT OPERATING STOCKHOLDERS REQUIRED FOR ACCEPTANCE OF THE CRESCENT OPERATING BANKRUPTCY PLAN

         A majority of the outstanding shares of Crescent Operating common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the special meeting. The affirmative vote of two-thirds of the votes cast in person or by proxy is required to accept the Crescent Operating bankruptcy plan. Each holder of common stock is entitled to one vote at the special meeting for each share of Crescent Operating common stock held by such stockholder.

PROXIES

         A proxy for use at the special meeting and a return envelope are enclosed. Shares of Crescent Operating's common stock represented by a properly executed written proxy and delivered pursuant to this solicitation, and not later revoked, will be voted at the special meeting in accordance with the instructions indicated in such proxy. If no instructions are given, the properly executed proxy will be voted "FOR" acceptance of the Crescent Operating bankruptcy plan.


         In addition, you may vote your proxy by touchtone telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card and other enclosures. "Street name" holders may vote by telephone if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone voting procedures, including the use of control numbers, are designed to authenticate share owners' identities, to allow share owners to vote their shares, and to confirm that their instructions have been properly recorded.


         All stockholders whose shares are not held in "street name" may vote in person at the special meeting.


         If your broker holds your shares in "street name," your broker will not be able to vote your shares for you unless you provide instructions to your broker on how to vote your "street name" shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not instruct your broker to vote in favor of or against the Crescent Operating bankruptcy plan, your broker will not be able to vote for you, and your shares will not be voted. Once you have instructed your broker on how to vote your shares, you may revoke your proxy or change your vote only by following the instructions provided by your broker.


         A stockholder who has voted and who does not hold his shares in "street name" may change his vote at any time prior to the taking of the vote at the special meeting:

     o by giving written notice of revocation to the secretary of the special meeting;

     o only if the prior vote was by written proxy, by properly submitting a duly executed proxy bearing a later date;

     o only if the prior vote was by telephone, by casting a subsequent vote by telephone prior to the special meeting; or

     o   by voting in person at the special meeting.

         Only the last vote of a stockholder will be counted.

         All written notices of revocation should be addressed as follows:
Crescent Operating, Inc., 777 Taylor Street, Suite 1050, Fort Worth, Texas 76102, Attention: Jeffrey L. Stevens.

PROXY SOLICITATION


         Crescent Real Estate has agreed to pay all reasonable documented out-of-pocket expenses incurred by Crescent Operating or its subsidiaries through the date on which the Crescent Operating bankruptcy plan is confirmed, subject to certain limitations described in "The Reorganization Transactions." As a result, all costs of preparing, assembling and mailing proxy solicitation materials as well as the costs of the proxy solicitation will be borne by Crescent Real Estate. These costs will be included with other reorganization costs in the formula used to determine the number of Crescent Real Estate common shares to be distributed to the stockholders of Crescent Operating under the Crescent Operating bankruptcy plan. See "Summary - Summary of the Reorganization Transactions" above. Crescent Operating has engaged an independent proxy solicitor, D.F. King & Co., Inc., to assist in solicitation of proxies. Under its engagement agreement, D.F. King will receive approximately $10,000 in fees, plus $5.00 per soliciting phone call to stockholders, plus expense reimbursements, all of which will ultimately be borne by Crescent Real Estate. Crescent Operating has also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares and to obtain the proxies of such beneficial holders. Crescent Real Estate will reimburse such persons for postage and reasonable clerical expenses incurred in connection with forwarding such materials and obtaining proxies.


EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

         Under Delaware law and Crescent Operating's bylaws, a majority of the outstanding shares of Crescent Operating common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the special meeting. The affirmative vote of two-thirds of the votes cast in person or by proxy is required to accept the Crescent Operating bankruptcy plan. As a result, abstentions and broker non-votes will have no effect on the outcome of the vote on such proposal.

                         THE REORGANIZATION TRANSACTIONS

REASONS FOR THE REORGANIZATION TRANSACTIONS


         Crescent Operating and its operating units have defaulted in the payments of debts to Crescent Real Estate. As of February 12, 2002, these debts were approximately $125.2 million and are secured by substantially all of Crescent Operating's assets. These debts arose from loans made by Crescent Real Estate to Crescent Operating and from deferrals by Crescent Real Estate of Crescent Operating's obligations to pay rent.



         On February 12, 2002 and February 13, 2002, Crescent Real Estate notified Crescent Operating that each of Crescent Operating's obligations to Crescent Real Estate was in default. Moreover, Crescent Real Estate announced that it would seek to enforce collection by foreclosure or otherwise of its claims against Crescent Operating and its operating units as quickly as possible.



         Crescent Operating lacked sufficient liquidity or capital resources to address the issues arising from the defaults that Crescent Real Estate had declared. Crescent Operating's operating income had been at or less than the amount necessary to pay direct operating expenses. Based upon then current and reasonably forecasted operating results, Crescent Operating did not believe that it would, in the reasonably foreseeable future, be able to pay all of its obligations as they accrued. Likewise, it would not be able to repay the obligations to Crescent Real Estate as to which a default had been declared.


         Crescent Operating analyzed various alternatives for resolution of the Crescent Real Estate obligations, including a foreclosure or bankruptcy proceeding. For a description of the various alternatives examined by Crescent Operating, please see "-- Analysis of Alternatives." Neither of these options would have likely resulted in any recovery for Crescent Operating's unsecured creditors and stockholders. In addition, these proceedings would have been costly and time consuming. Moreover, Crescent Real Estate would likely have opposed any attempt by Crescent Operating to use its cash collateral to pay the costs of a bankruptcy proceeding other than to maintain Crescent Real Estate's collateral. Accordingly, Crescent Operating and Crescent Real Estate determined it would be in each of its respective best interests to negotiate an alternative settlement. An alternative that became available to the parties only after the effectiveness of the REIT Modernization Act on January 1, 2001 was Crescent Real Estate's acquisition of the Crescent Operating hotel operations and land development interests. Crescent Real Estate previously was unable to lease or own these interests without jeopardizing its status as a REIT for federal income tax purposes. After extensive negotiations and discussions, Crescent Operating and Crescent Real Estate agreed to the Settlement Agreement and Crescent Operating bankruptcy plan. The bankruptcy plan is attractive to Crescent Operating as it provides that consideration will be delivered to all of Crescent Operating's unsecured creditors identified by Crescent Operating in the original Settlement Agreement, as well as to the Crescent Operating stockholders. For Crescent Real Estate, the Settlement Agreement and bankruptcy plan enabled Crescent Real Estate to obtain the assets of Crescent Operating securing the Crescent Operating obligations in a quick and efficient manner, without litigation.

         As essential consideration for its agreement to enter into the Settlement Agreement, Crescent Real Estate required the execution of a mutual release between Crescent Real Estate and Crescent Operating. Pursuant to this release, Crescent Operating released Crescent Real Estate and its affiliates from any and all claims that Crescent Operating might have that arose at any time prior to the execution of the Settlement Agreement. This release also provides that Crescent Real Estate has released Crescent Operating and its affiliates from any and all claims that it may have that arose at any time prior to the execution of the Settlement Agreement. Furthermore, as essential consideration for its agreement to enter into the Settlement Agreement, Crescent Real Estate required that the bankruptcy plan include a provision that Crescent Operating stockholders who vote to accept the bankruptcy plan or who accept the distribution of Crescent Real Estate common shares under the bankruptcy plan, will be deemed to have released Crescent Real Estate and its affiliates from any and all claims that may have arisen on or before the effective date of the bankruptcy plan, except for performance or non-performance under the Settlement Agreement or the bankruptcy plan and except for any act or omission that constitutes actual fraud or criminal behavior.

         Prior to entering into the Settlement Agreement, Crescent Operating analyzed whether it had claims against Crescent Real Estate that should be pursued as an alternative to the proposed Settlement Agreement. Crescent Operating consulted its counsel who reviewed, among other matters, the origin of the indebtedness to Crescent Real Estate and the business relationship between Crescent Operating and Crescent Real Estate that began in 1997 when the shares of Crescent Operating common stock were distributed to Crescent Real Estate shareholders. Crescent Operating independently evaluated whether the benefit to Crescent Operating stockholders in consummating the Settlement Agreement outweighed the benefit that might be derived from declining the proposed Settlement Agreement and instead pursuing claims against Crescent Real Estate. In making this evaluation, Crescent Operating took into consideration the relative certainty of its creditors and stockholders realizing the benefits provided for in the Settlement Agreement and the relative uncertainty of recovery in, as well as the costs and delay associated with, prosecuting any claims, and particularly claims of uncertain merit. Based upon the totality of all the circumstances, Crescent Operating made the independent judgment that the best interests of its creditors and stockholders would be served by entering into the Settlement Agreement. Crescent Operating concluded that the benefits to its creditors and stockholders that would be realized through the Settlement Agreement outweighed the cost to Crescent Operating of granting the releases to Crescent Real Estate.

         After giving effect to the transfer of Crescent Operating's hospitality and land development assets and the reduction in Crescent Operating's debt under the terms of the Settlement Agreement, the outstanding amounts that Crescent Operating owed to Crescent Real Estate as of September 30, 2002, totaled $64.0 million. This amount consists of $25.4 million of deferred rent obligations and $38.6 million of principal and accrued interest.


SUMMARY OF THE REORGANIZATION TRANSACTIONS


         The Settlement Agreement, dated as of February 14, 2002 and amended on October 1, 2002, between Crescent Partnership, Crescent Real Estate, Crescent Operating and certain subsidiaries of Crescent Operating, contains the basic structure of the reorganization transactions. The Settlement Agreement provides for a "pre-packaged" bankruptcy of Crescent Operating on the terms set forth in the Settlement Agreement and the Plan of Reorganization. The Settlement Agreement and the mutual releases executed in connection with the Settlement Agreement, including Crescent Operating's release of all claims it may have against Crescent Real Estate, are effective and enforceable, and Crescent Real Estate is obligated to assist Crescent Operating in resolving creditor claims identified by Crescent Operating in the original Settlement Agreement only if the bankruptcy plan is confirmed by the bankruptcy court. Similarly, the Settlement Agreement provides that distributions to Crescent Operating stockholders will be made only if Crescent Operating stockholders accept the bankruptcy plan and the bankruptcy plan is confirmed. On October 1, 2002, Crescent Operating and Crescent Real Estate amended the Settlement Agreement. The amendment provides for, among other things, a minimum value of Crescent Real Estate common shares to be issued in connection with the bankruptcy plan if the bankruptcy plan is accepted by the requisite vote of Crescent Operating stockholders and the bankruptcy court confirms the bankruptcy plan.


         The following summarizes the principal reorganization transactions provided for in the Crescent Operating bankruptcy plan and the Settlement Agreement and is not intended to be complete. You should refer to the Plan of Reorganization attached as Annex A and the Settlement Agreement attached as Annex B for a complete description of the provisions of the Crescent Operating bankruptcy plan.

Transfer of Assets

         Under the Crescent Operating loans, Crescent Real Estate had a security interest in substantially all of Crescent Operating's assets and was entitled to exercise its rights under the loans and related pledge agreements upon a default by Crescent Operating under the loans. The assets pledged to Crescent Real Estate included the Crescent Operating hotel operations and the Crescent Operating land development interests. Crescent Real Estate was entitled to terminate the leases of the hotel properties upon a default under the leases. Crescent Real Estate notified Crescent Operating that it was in default under the loans and the leases.

         Hospitality Assets. Pursuant to the Settlement Agreement, in lieu of a foreclosure by Crescent Real Estate on these equity interests, the lessees of the hotel properties, all of which are wholly owned subsidiaries of Crescent Operating, agreed to transfer the Crescent Operating hotel operations to Crescent Real Estate in exchange for cancellation of an aggregate amount of rental payments due to Crescent Real Estate equal to the agreed upon value of the transferred assets, or $23.6 million. The Crescent Operating hotel operations include all of the hotel property leases and all business contracts, licenses, furniture, fixtures and equipment, cash and intellectual property relating to the hospitality business. Crescent Operating also agreed to cooperate with Crescent Real Estate to assure the transfer of all of the assets relating to the hospitality business to Crescent Real Estate.

         Crescent Real Estate has not agreed to assume obligations or liabilities of the lessees that arose prior to the date of the transfer, and has not waived its rights to seek collection in bankruptcy of the remaining $25.4 million in unpaid rent due to Crescent Real Estate.

         As of the date hereof, all of the assets associated with the businesses of the following hotel properties, constituting all of Crescent Operating's hospitality assets, have been transferred to Crescent Real Estate in lieu of foreclosure: (i) the Denver Marriott, (ii) the Hyatt Regency Beaver Creek, (iii) the Hyatt Regency Albuquerque, (iv) Sonoma Mission Inn & Spa, (v) Ventana Inn & Spa, (vi) Houston Renaissance, (vii) Canyon Ranch - Lenox, and (viii) Canyon Ranch - Tucson.


         Equity Interests in Residential Land Development and Other Companies. Beginning in 1997 and ending in 2000, pursuant to various credit and security agreements, and a pledge agreement, as amended, Crescent Real Estate made several loans to Crescent Operating which were secured by assets of Crescent Operating. Crescent Operating agreed, under the Settlement Agreement, to consent to Crescent Real Estate's acquisition through strict foreclosure of some of these pledged assets, which included stock, membership interests and partnership interests, in satisfaction of $40.1 million of Crescent Operating debt, as follows:


     o 500 shares of voting common stock, $.01 par value, of CRL, representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of CRL;

     o a 1.5% membership interest in CR License LLC, an Arizona limited liability company;

     o 100 shares of common stock, $.01 par value, of WOCOI Investment Company, a Texas corporation, representing 100% of the issued and outstanding capital stock of WOCOI Investment Company;

     o 500 shares of voting common stock, $.01 par value, of The Woodlands Land Company, Inc., a Texas corporation, representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of The Woodlands Land Company;

     o 50 shares of voting common stock, $.01 par value, of Desert Mountain Development Corporation, a Delaware corporation, representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of Desert Mountain Development Corporation;

     o 10 shares of voting common stock, $.01 par value, of CRE Diversified Holdings, Inc., a Delaware corporation, representing 100% of the issued and outstanding voting capital stock and 1% of the issued and outstanding capital stock of CRE Diversified Holdings; and

     o Crescent Operating's general partner interest in COPI Colorado, representing a 60% general partner interest in COPI Colorado.

         Crescent Operating also agreed to cause all of the officers and directors of the corporate entities that are also officers, directors or employees of Crescent Operating to resign or to remove them.

         As of the date of this proxy statement/prospectus, Crescent Real Estate has acquired the equity interests of all of the entities listed above. As a result, Crescent Real Estate now controls all of those entities.

         Crescent Real Estate has not agreed to assume obligations or liabilities of those entities that arose prior to the date of the transfer, and has not waived its rights to collection in the bankruptcy of the remaining $38.6 million in unpaid indebtedness at September 30, 2002.


         The Settlement Agreement provides that Crescent Operating will transfer its remaining assets at the direction of Crescent Real Estate. The bankruptcy plan similarly provides that, in partial satisfaction of Crescent Real Estate's claim, Crescent Operating will transfer its remaining assets at the direction of Crescent Real Estate. Those transfers may be made before or after the bankruptcy plan is filed or confirmed. Crescent Operating and Crescent Real Estate contemplate that all transfers will be complete on or about the effective date of the bankruptcy plan. The transfers will be made to Crescent Real Estate or its affiliates in partial satisfaction of Crescent Operating's debts to Crescent Real Estate. In the event that Crescent Operating receives a distribution in the Crescent Machinery bankruptcy or retains its interest in Crescent Machinery prior to the effective date of the bankruptcy plan, Crescent Real Estate is likely to elect to have Crescent Operating transfer the distribution or interest to Crescent Real Estate.

Bankruptcy Plan

         Pursuant to the Settlement Agreement, Crescent Operating has agreed to file a petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, or such other jurisdiction as Crescent Real Estate and Crescent Operating shall agree, as soon as practicable after the date of the special meeting. On the same date, Crescent Operating will file with the bankruptcy court the Plan of Reorganization in such form attached as Annex A, this proxy statement/prospectus and all other related disclosure and solicitation materials delivered to the Crescent Operating stockholders and impaired creditors in connection with this solicitation. Crescent Operating has agreed to seek approval of this proxy statement/prospectus and other disclosure and solicitation materials, and confirmation of the Crescent Operating bankruptcy plan, within 45 days after filing the petition with the bankruptcy court.

Payment by Crescent Real Estate of Crescent Operating Claims and Expenses


         Pursuant to the Settlement Agreement, Crescent Real Estate has agreed to advance funds to Crescent Operating sufficient for Crescent Operating to pay its reasonable and necessary documented out-of-pocket expenses to the extent Crescent Operating is unable to pay them, in accordance with the monthly budget prepared by Crescent Operating. Advances in excess of the budget are at Crescent Real Estate's discretion. A revolving demand note entered into on February 14, 2002, and amended and restated effective as of October 1, 2002, evidences Crescent Real Estate's obligation to advance up to $3.2 million to cover these expenses through September 2002. In addition, Crescent Real Estate has agreed to advance funds to Crescent Operating, under the amended and restated note, in an aggregate amount of up to $2.7 million, to cover specified known contingent obligations. Under the amended and restated note, these contingent obligations are identified as follows:



     o up to $1,500,000 for federal, state and local taxes and fees that may be required to be paid by Crescent Operating;



     o up to $700,000 for payments owed by Crescent Operating in connection with its investment in AmeriCold Logistics; and



     o up to $500,000 for amounts that may become due to Crescent Machinery if a payment by Crescent Machinery to Crescent Operating is determined, in connection with the bankruptcy proceedings of Crescent Machinery, to be a preference payment that Crescent Operating must return to Crescent Machinery; and

         As of the effective date of the amended and restated note, Crescent Real Estate had advanced the $3.2 million provided for budgeted operating expenses of Crescent Operating, plus an additional $431,000. The additional $431,000 consists of:

     o $381,000 to cover out-of-pocket expenses that Crescent Operating incurred, as specified in its monthly budget, but requiring an advance from Crescent Real Estate because Crescent Operating has not yet received the return of its $900,000 overpayment to a health insurer that Crescent Operating expected to receive and budgeted for receipt in September 2002; and

     o $50,000 to cover amounts paid by Crescent Operating to Delaware counsel for its prior services to Crescent Operating.

         In addition, although the original note provided that Crescent Real Estate would advance up to $1,725,000 to Crescent Operating for its obligations under notes payable to E.L. Lester and Company, Harvey Equipment Center, Inc. and L and H Leasing Company, as payees under the notes, Crescent Real Estate purchased these notes directly from the payees for $1,321,258. This purchase satisfied Crescent Operating's contingent obligation relating to these notes and, accordingly, the up to $1,725,000 Crescent Real Estate had agreed to advance to Crescent Operating to permit it to satisfy the obligation has been eliminated in the amended and restated note. Similarly, the up to $900,000 that Crescent Real Estate had agreed to advance to Crescent Operating if Crescent Operating's overpayment to a health insurer was not returned by September 2002 has been reduced to the $381,000 already advanced.

         As a result of the advances and changes in circumstances detailed in the two preceding paragraphs, the amended and restated note provides for an aggregate loan in the principal amount of $6,331,000, $3,631,000 of which had been advanced under the note as of October 25, 2002.

         Crescent Operating's management believes that the aggregate amount specified in the amended and restated note is a "worst case" estimate and expects that the actual payments will be less in the aggregate. Crescent Operating has agreed to seek approval of the bankruptcy court to provide Crescent Real Estate with a priority claim and lien for the funds Crescent Real Estate advances under the amended and restated note.

         Under the Settlement Agreement, Crescent Real Estate also has agreed, under a separate, secured promissory note entered into on October 1, 2002, to advance up to $2,900,000 in additional funds to Crescent Operating. Under this secured note, which is a revolving demand note, Crescent Real Estate has agreed to advance funds sufficient for Crescent Operating to pay its reasonable and necessary documented out-of-pocket expenses to the extent Crescent Operating is unable to pay them, in accordance with the monthly budget prepared by Crescent Operating for expenses through March 2003. Advances in excess of the budget of $2,000,000 are at Crescent Real Estate's discretion. The secured note is secured by an interest in the $900,000 insurance overpayment expected to be returned to Crescent Operating by a health insurer by March 2003. In addition, Crescent Real Estate has agreed to advance up to $900,000 to Crescent Operating to cover Crescent Operating's budgeted out-of-pocket expenses for March in the event that the overpayment is not returned to Crescent Operating by March 1, 2003, or in the event that Crescent Operating, in accordance with the security agreement relating to the return of the overpayment, pays the amount returned to Crescent Real Estate.

         As Crescent Real Estate advances funds to Crescent Operating to pay for or otherwise resolve claims and expenses in connection with the Crescent Operating bankruptcy and the reorganization transactions, including expenses of Crescent Real Estate, the total value of the Crescent Real Estate common shares to be offered to the Crescent Operating stockholders (assuming that the stockholders accept, and the bankruptcy court confirms, the bankruptcy plan) will decrease, but not below a total value of approximately $2.16 million, or $0.20 per share of Crescent Operating common stock.


         Crescent Operating believes that, other than claims of trade creditors and other claims associated with the ordinary, day-to-day business operations of Crescent Operating, the only other claims against Crescent Operating are possible liabilities relating to the bankruptcy of Crescent Machinery and the Bank of America claim.


         The Settlement Agreement provides that, if Crescent Real Estate, in its sole discretion, offers to settle or assume unsecured claims asserted by third parties and not identified by Crescent Operating in the original Settlement Agreement, and Crescent Operating accepts the offer, then the total value of the Crescent Real Estate common shares paid to Crescent Operating stockholders will be reduced (but not below a total value of approximately $2.16 million, or $0.20 per share of Crescent Operating common stock) by the amount agreed to by Crescent Real Estate and Crescent Operating, and approved by the bankruptcy court, as compensation to Crescent Real Estate for assuming the claims. If Crescent Real Estate and Crescent Operating are not able to agree to Crescent Real Estate's assumption of any such unresolved third party claims that were not identified by Crescent Operating in the original Settlement Agreement and that are an obstacle to confirmation of the Crescent Operating bankruptcy plan, then it is possible that the bankruptcy plan will not be confirmed.


Payment of Bank of America Claim


         Crescent Operating is the obligor under a loan from Bank of America in the principal amount of $15.0 million and does not have sufficient funds to repay the obligation. Crescent Real Estate holds a first lien security interest in Crescent Operating's entire membership interest in COPI Cold Storage. Pursuant to the Settlement Agreement, Crescent Real Estate has agreed to allow Crescent Operating to grant Bank of America a first priority security interest in Crescent Operating's entire membership interest in COPI Cold Storage and to subordinate Crescent Real Estate's security interest in COPI Cold Storage to Bank of America. Crescent Real Estate has also agreed to use commercially reasonable efforts to assist Crescent Operating in arranging Crescent Operating's repayment of its $15.0 million obligation to Bank of America, together with up to $0.5 million of accrued interest. Crescent Real Estate has agreed that it will undertake the transactions described below under "-- Spin Off of AmeriCold Logistics Interest to Crescent Real Estate Shareholders," including the formation of a new entity referred to as Crescent Spinco, to be owned by the shareholders of Crescent Real Estate. Crescent Spinco would purchase the AmeriCold Logistics interest. Crescent Operating has agreed that it will use the proceeds of the sale of the AmeriCold Logistics interest to repay Bank of America in full.



Spin Off of AmeriCold Logistics Interest to Crescent Real Estate Shareholders and Crescent Partnership Unitholders



         Pursuant to the Settlement Agreement, Crescent Real Estate has agreed that it will form and capitalize Crescent Spinco, which will file a Form S-1 registration statement with the Securities and Exchange Commission. Crescent Real Estate has committed to cause Crescent Spinco to commit to acquire Crescent Operating's entire membership interest in COPI Cold Storage for between $15.0 to $15.5 million. COPI Cold Storage owns a 40% general partner interest in the owner of AmeriCold Logistics. Upon effectiveness of the Form S-1 registration statement, Crescent Spinco will distribute its shares to the holders of Crescent Real Estate common shares and the unitholders of Crescent Partnership and will purchase Crescent Operating's membership interest in COPI Cold Storage. The distribution of the Crescent Spinco shares will be made to the holders of Crescent Real Estate common shares prior to the issuance of Crescent Real Estate common shares to the Crescent Operating stockholders. As a result, the holders of Crescent Operating common stock will not receive any interest in Crescent Spinco.

Issuance of Crescent Real Estate Common Shares to Crescent Operating
Stockholders


         If the Crescent Operating stockholders accept Crescent Operating's bankruptcy plan and the bankruptcy court confirms the bankruptcy plan, Crescent Real Estate will distribute to each holder of Crescent Operating common stock, common shares of Crescent Real Estate equal to the product of:



          o the number of shares of Crescent Operating common stock owned by the holder on the confirmation date, divided by the number of shares of Crescent Operating common stock outstanding on the confirmation date, and



          o the consideration amount, as described below, divided by the average of the daily closing prices per Crescent Real Estate common share as reported on the NYSE Composite Transaction reporting system for the 10 consecutive NYSE trading days immediately preceding confirmation of the Crescent Operating bankruptcy plan by the bankruptcy court but in no event will the value of the distributed common shares of Crescent Real Estate be less than approximately $0.20 per share of Crescent Operating common stock outstanding.



         Crescent Real Estate will make this distribution to the Crescent Operating stockholders promptly following the effective date of the Crescent Operating bankruptcy plan or the date upon which the bankruptcy plan becomes final, at Crescent Real Estate's election, or as soon thereafter as practicable.



         The consideration amount will equal the greater of:



          o    approximately $2.16 million; and



          o $16.0 million minus the total amount of payments made by Crescent Real Estate or claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim.



         Crescent Operating and Crescent Real Estate estimate that Crescent Real Estate will advance the funds to Crescent Operating or pay in full or otherwise resolve claims and expenses related to the Crescent Operating bankruptcy and the reorganization transactions, including Crescent Real Estate expenses but excluding payments in satisfaction of the Bank of America claim, of $10.6 million to $13.8 million. These expenses include the payments referred to above in "-- Payment by Crescent Real Estate of Crescent Operating Claims and Expenses."



         Crescent Operating does not believe that there are any significant claims against Crescent Operating that Crescent Real Estate has not agreed to use commercially reasonable efforts to satisfy, with the exception of the disputed claims of the Crescent Machinery Committee. In addition, Crescent Operating has determined its ongoing cash flow requirements, which are set forth in a budget approved by Crescent Real Estate and attached to the up to approximately $2.9 million secured note payable to Crescent Real Estate by Crescent Operating. As a result, Crescent Operating and Crescent Real Estate believe that the $10.6 million to $13.8 million claims and expenses estimate is based upon reasonable assumptions. However, Crescent Real Estate's actual expenses will depend on a number of factors that may differ, some materially, from these assumptions. As a result, Crescent Operating and Crescent Real Estate cannot assure you that the consideration amount will not be significantly less than the high estimate of $5.4 million. In no event, however, will the Crescent Operating stockholders receive Crescent Real Estate common shares with a total value of less than approximately $2.16 million, or $0.20 per share of

Crescent Operating common stock if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court.

         For purposes of the following example, assume that

          o Crescent Real Estate pays $10.6 million in expenses relating to the Crescent Operating bankruptcy,

          o the total number of shares of Crescent Operating common stock outstanding is 10,828,497 (the total number of shares of Crescent Operating common stock outstanding at June 30, 2002), and

          o the average of the daily closing prices per Crescent Real Estate common share as reported on the NYSE Composite Transaction reporting system for the 10 consecutive NYSE trading days immediately preceding confirmation of the Crescent Operating bankruptcy plan by the bankruptcy court is $20.00.

         Based on the preceding assumptions, Crescent Real Estate will distribute a total of approximately 0.0249 Crescent Real Estate common shares per share of Crescent Operating common stock to Crescent Operating stockholders.

         Making the same assumptions described in the second and third bullet points above, but assuming that Crescent Real Estate instead pays $13.8 million in expenses relating to the Crescent Operating bankruptcy, Crescent Real Estate will distribute a total of approximately 0.0102 Crescent Real Estate common shares per share of Crescent Operating common stock to Crescent Operating stockholders.

         As soon as practicable after the effective date, Crescent Real Estate will deposit with the disbursement agent for the Crescent Operating bankruptcy plan, in trust for the holders of shares of Crescent Operating common stock on such date, certificates representing the Crescent Real Estate common shares issuable to the Crescent Operating stockholders. As soon as practicable after the effective date, the disbursement agent shall mail to each record holder of a certificate or certificates that immediately prior to the confirmation date represented outstanding shares of Crescent Operating common stock, or the Certificates, a letter of transmittal in form reasonably acceptable to Crescent Operating, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the disbursement agent, and shall contain instructions for use in effecting the surrender of the Certificates. Upon surrender for cancellation to the disbursement agent of a Certificate, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive a certificate representing that number of Crescent Real Estate common shares, rounded up or down to the nearest whole number, provided for in the Crescent Operating bankruptcy plan, and any Certificate so surrendered shall be canceled.

         After the confirmation date, there will be no further transfers of Crescent Operating common stock on the stock transfer books of Crescent Operating. If a certificate representing Crescent Operating common stock is presented for transfer, it will be canceled, and a certificate representing the appropriate number of whole Crescent Real Estate common shares and any dividends and distributions will be issued in exchange therefor. After the confirmation date and until the effective date, shares of Crescent Operating common stock will be deemed for all corporate purposes to evidence only the right to receive the number of Crescent Real Estate common shares to which the holder is entitled under the Crescent Operating bankruptcy plan.

Cancellation of Crescent Operating Common Stock


         At the confirmation date of the Crescent Operating bankruptcy, Crescent Operating will close its stock transfer books, and no further transfers of Crescent Operating common stock will be possible. On the date on which the Crescent Operating bankruptcy plan becomes effective, all shares of Crescent Operating common stock shall automatically be canceled and retired and shall cease to exist. Each holder of a stock certificate shall cease to have any rights with respect thereto, except the right to receive certificates representing the Crescent Real Estate common shares to which such holder is entitled based on the number of shares held by the holder on the confirmation date. No fractional Crescent Real Estate common shares will be issued, and any fractional share amounts shall be rounded up or down to the closest number of whole Crescent Real Estate common shares. Accordingly, assuming a share price of $20.00 per Crescent Real Estate common share, a payment by Crescent Real Estate of $13.8 million in expenses relating to the Crescent Operating bankruptcy and a distribution of $0.20 per share of Crescent Operating common stock, each Crescent Operating stockholder must hold at least 99 shares of Crescent Operating common stock in order to receive any Crescent Real Estate common shares.


Mutual Release


         Pursuant to the Settlement Agreement, on February 14, 2002, Crescent Operating and the lessees of the hotel properties, on the one hand, and Crescent Real Estate, on the other hand, have executed and delivered to each other a general release of each other, their respective officers, directors, agents and employees from all liabilities and claims of any nature arising from events, matters or transactions occurring prior to the date of the release, except for liabilities or claims arising under the Settlement Agreement. This release remains effective regardless of whether the bankruptcy plan is accepted by Crescent Operating's stockholders and/or confirmed by the bankruptcy court. Crescent Operating does not believe the release can be avoided both because Crescent Real Estate is paying substantial consideration to Crescent Operating and its stockholders to obtain the releases provided under the bankruptcy plan and because the releases are voluntary.


Termination Agreement

         Pursuant to the Settlement Agreement, on February 14, 2002, Crescent Operating executed an agreement terminating the Intercompany Agreement between Crescent Operating and Crescent Real Estate. Under the Intercompany Agreement, Crescent Operating and Crescent Real Estate granted each other rights to participate in certain transactions involving the other party. In order to participate in those transactions, each party was required to contribute financially to the transactions. Crescent Operating currently neither has funds available nor a means of obtaining funds to be used for additional investments. As a result, the termination of the Intercompany Agreement is not expected to affect Crescent Operating's operations.

Other Material Terms of the Settlement Agreement

         Representations and Warranties of Crescent Operating.

         The Settlement Agreement contains representations and warranties made by Crescent Operating and the Crescent Operating subsidiaries that are parties to the Settlement Agreement. Crescent Operating and these Crescent Operating subsidiaries represent and warrant:

         o        that they are duly organized, existing and in good standing;

         o that they have the requisite power and authority to enter into the Settlement Agreement, to undertake the obligations contained therein and to consummate the transactions contemplated thereby;

         o that to Crescent Operating's knowledge, there are no obligations or claims existing or assertable against Crescent Operating, other than the claims referred to in the Settlement Agreement; and

         o as to their ownership interests in the entities to be retained by Crescent Real Estate pursuant to the Plan of Reorganization.

         Representations and Warranties of Crescent Real Estate and Crescent Partnership.

         The Settlement Agreement also contains certain representations and warranties made by Crescent Real Estate and Crescent Partnership to Crescent Operating and the Crescent Operating subsidiaries. Crescent Real Estate and Crescent Partnership represent and warrant:

     o   that they are duly organized, existing and in good standing;

     o that they have the requisite power and authority to enter into the Settlement Agreement, to undertake the obligations contained therein, and to consummate the transactions contemplated thereby; and


     o that the Crescent Real Estate common shares to be issued to the Crescent Operating stockholders pursuant to the Settlement Agreement have been duly authorized for issuance and will be validly issued, fully paid, nonassessable, and free of any liens upon issuance.


         Each representation, warranty, covenant and agreement contained in the Settlement Agreement survives indefinitely.

         Covenants of Crescent Operating.

         Pursuant to the Settlement Agreement, Crescent Operating and its subsidiaries signatory thereto agree:

         o to obtain and cooperate in obtaining consents, to make filings with and to give notices to governmental or regulatory authorities or any other person required to consummate the purchase of the assets;

         o to provide Crescent Partnership and its representatives access to its books and records;

         o not to pursue any agreement or arrangement for the transfer of the assets that Crescent Partnership will obtain pursuant to the Settlement Agreement;

         o to conduct business only in the ordinary course, consistent with past practices; and

         o to take all commercially reasonable steps to satisfy obligations of Crescent Partnership and not to take or fail to take any action that could be expected to result in the nonfulfillment of any such condition.


         Further, each of Crescent Operating, its subsidiaries signatory to the Settlement Agreement and the transferred businesses whose stock Crescent Operating is transferring to Crescent Partnership and their subsidiaries, agrees to refrain from, without the prior written consent of Crescent Partnership:


         o acquiring or disposing of any assets and properties used to conduct the businesses of the subsidiary signatories or the transferred businesses, other than in the ordinary course of business;

         o creating or incurring a lien on any assets and properties used to conduct the businesses of the subsidiary signatories or the transferred businesses, other than in the ordinary course of business or in favor of Crescent Partnership or its affiliates;

         o entering into, amending, modifying, terminating, granting any waiver under or giving consent to any material contract, other than in the ordinary course of business;

         o violating, breaching or defaulting under, or taking or failing to take any action that would constitute a violation, breach of or default under, any term of a material contract;

         o        engaging in a business combination;

         o engaging in transactions with their affiliates, other than in the ordinary course of business or on an arm's-length basis;

         o        amending their formation documents;

         o selling, transferring or otherwise encumbering their stock, or agreeing to any restrictions on their stock;

         o incurring or increasing any indebtedness, other than in the ordinary course of business;

         o        giving third-party guarantees;

         o making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets on behalf of the businesses of the subsidiary signatories in excess of $75,000 in the aggregate;

         o        making any significant payments outside a delineated budget.

         The preceding list of restrictions will remain in effect even if the bankruptcy plan is not confirmed. These restrictions are contained in the Settlement Agreement, a binding agreement between the parties that will remain in effect, and with which Crescent Operating intends to comply, even if the bankruptcy plan is not confirmed.



         Crescent Operating and its subsidiaries are required to comply with the preceding list of restrictions on their business activities from the original execution date of the Settlement Agreement until:


         o the last date on which the remaining consents, approvals, notices or waiting periods necessary for any transferred business to transfer, and Crescent Partnership to receive, the assets owned by such transferred business, or such other date as Crescent Partnership determines, provided that Crescent Partnership gives the transferred businesses the required notice and allows the transferred business time to obtain the necessary consents, approvals, notices or waiting periods;

         o the last date on which Crescent Partnership retains some or all of the Crescent Operating equity interests in residential land development and other companies in satisfaction of $40.1 million of Crescent Operating debt, or such other date as Crescent Partnership determines;


         o any other date to which Crescent Operating consents in writing; or



         o termination of the Settlement Agreement in accordance with its terms, except that each transferred business will remain liable to Crescent Real Estate and Crescent Operating for any willful breach of the Settlement Agreement by the transferred business existing at the time of such termination, and Crescent Real Estate or Crescent Operating will remain liable to each transferred business for any willful breach of the Settlement Agreement by Crescent Real Estate or Crescent Operating, respectively, existing at the time of such termination.


         Crescent Operating also covenants to cause Jeffrey L. Stevens and any other Crescent Operating officer, director or employee, other than John C. Goff, to resign from specified Crescent Operating subsidiaries on the date any stock of such subsidiaries is transferred to Crescent Partnership.

         Covenants of Crescent Real Estate and Crescent Partnership.


         Pursuant to the Settlement Agreement, Crescent Partnership and Crescent Real Estate covenant to obtain consents from, to make filings with and to give notices to governmental or regulatory authorities or any other person required to consummate the purchase of the assets. Crescent Partnership also agrees to take all commercially reasonable steps to satisfy identified obligations of the Crescent Operating and will not take or fail to take any action that could be expected to result in the nonfulfillment of any condition.

         Indemnification.

         The Settlement Agreement provides for indemnification with respect to Crescent Operating, Crescent Partnership and Crescent Real Estate as follows:

         o Crescent Operating shall indemnify Crescent Partnership and Crescent Real Estate and their respective officers, directors, employees and agents against any and all losses suffered by any of them relating to any misrepresentation and any nonfulfillment of or failure to perform any covenant or agreement;

         o Crescent Partnership shall indemnify Crescent Operating and its officers, directors, employees and agents against any and all losses suffered by any of them relating to any misrepresentation and any nonfulfillment of or failure to perform any covenant or agreement;

         o Crescent Real Estate shall indemnify Crescent Operating and its officers, directors, employees and agents against any and all losses suffered by any of them relating to any misrepresentation and any nonfulfillment of or failure to perform any covenant or agreement; and

         o The indemnification obligations are subject to limitations for actual damages incurred and reductions for amounts actually received by an indemnified party.

         Termination.

         Subject to various limitations, the Settlement Agreement may be terminated:

         o by mutual consent of Crescent Operating, each Crescent Operating subsidiary that is a party to the Settlement Agreement, Crescent Real Estate, and Crescent Partnership;

         o by Crescent Operating and the Crescent Operating subsidiaries in the event of a material breach by Crescent Real Estate or Crescent Partnership that is not cured within 10 business days following notification of the material breach;

         o by Crescent Real Estate or Crescent Partnership in the event of a material breach by Crescent Operating and the Crescent Operating subsidiaries that is not cured within 10 business days following notification of the material breach; and

         o by any party, if such party's obligations under the Settlement Agreement become impossible or impractical within the use of commercially reasonable means, unless such impossibility or impracticality is caused by a material breach of such party.

         If the Settlement Agreement is terminated pursuant to the provisions set forth in the preceding paragraph, the Settlement Agreement shall be null and void and all liability and obligations of each party shall cease, except that:

         o the confidentiality provisions of the Settlement Agreement will continue to apply;

         o Crescent Operating or any Crescent Operating subsidiary, where applicable, will remain liable to Crescent Real Estate or Crescent Partnership for any willful breach of the Settlement Agreement existing at the time of termination of the Settlement Agreement; and

         o Crescent Real Estate or Crescent Partnership will remain liable to Crescent Operating or any Crescent Operating subsidiary, where applicable, for any willful breach of the Settlement Agreement existing at the time of termination of the Settlement Agreement.

ANALYSIS OF ALTERNATIVES

         Crescent Operating, in conjunction with its legal counsel, undertook an analysis of its claims and defenses to Crescent Real Estate's claims against it and investigated whether proceedings under the bankruptcy laws might provide solutions to Crescent Operating's obligations to Crescent Real Estate. Upon reviewing the agreements creating Crescent Real Estate's claims against Crescent Operating and security interests in Crescent Operating's assets, Crescent Operating's counsel advised that the agreements appeared valid and enforceable. Crescent Operating's counsel advised management that, because Crescent Operating's existing obligations to Crescent Real Estate were in default, Crescent Operating would have to obtain Crescent Real Estate's agreement before incurring additional or replacement debt sufficient to satisfy Crescent Operating's obligations and continue its ongoing operations. In addition, Crescent Operating anticipated that it would be unlikely to locate a lender that would be willing to provide the necessary loans under such circumstances. Crescent Operating also believed that obtaining additional funds through the sale of equity would not be a feasible alternative, because the demand for Crescent Operating's equity was not adequate to meet Crescent Operating's capital requirements.


         Crescent Operating engaged counsel to examine the facts and circumstances of Crescent Real Estate's business relationships and connections to Crescent Operating to determine whether there was any basis to achieve a better result for Crescent Operating creditors and stockholders than is provided pursuant to the Settlement Agreement and the bankruptcy plan. Crescent Operating's counsel advised management that the most likely way to prevent Crescent Real Estate from enforcing its agreements would be to instigate litigation requesting that a court set aside Crescent Real Estate's liens or recharacterize the Crescent Real Estate loans as equity infusions. This type of litigation is very expensive and difficult to win, and Crescent Operating did not have sufficient funds to pursue litigation that is generally pursued for the benefit of creditors, not equity holders. Because each loan from Crescent Real Estate to Crescent Operating would be analyzed separately, it is unlikely that all of the loans would be recharacterized. Any loans not recharacterized as equity would have to be repaid before there could be any distribution to the stockholders of Crescent Operating. In addition, it is very difficult to predict the effect that recharacterizing the loans would have on distributions to Crescent Real Estate and to Crescent Operating's stockholders. Crescent Operating's counsel is not aware of any case law precedent determining how Crescent Real Estate and Crescent Operating stockholders would share in any value that would be available to Crescent Operating if Crescent Real Estate's transactions were altered by a court. As noted above, these types of claims are usually asserted for the benefit of creditors, not equity holders, and the only parties that receive any value are creditors. Since the Settlement Agreement provides for payment in full of Crescent Operating's creditors and is not contingent on the outcome of risky and expensive litigation, the sole director concluded that the Settlement Agreement and the bankruptcy plan provide a better outcome to creditors and stockholders.



         Prior to entering into the Settlement Agreement, Crescent Operating analyzed whether it had claims against Crescent Real Estate that should be pursued as an alternative to the proposed Settlement Agreement. Crescent Operating consulted its counsel who reviewed, among other matters, the origin of the indebtedness to Crescent Real Estate and the business relationship between Crescent Operating and Crescent Real Estate that began in 1997 when the shares of Crescent Operating common stock were distributed to Crescent Real Estate shareholders. Crescent Operating then independently evaluated whether the benefit to Crescent Operating creditors and stockholders in consummating the Settlement Agreement outweighed the benefit that might be derived from declining the proposed Settlement Agreement and instead pursuing claims against Crescent Real Estate. In making this evaluation, Crescent Operating took into consideration the relative certainty of its creditors and stockholders realizing the benefits provided for in the Settlement Agreement and the relative uncertainty of recovery in, as well as the costs and delay associated with, prosecuting any claims, and particularly claims of uncertain merit. Based upon the totality of the circumstances, Crescent Operating made the independent judgment that the best interests of its creditors and stockholders would be served by entering into the Settlement Agreement. Crescent Operating concluded that the benefits to its creditors and stockholders that would be realized through the Settlement Agreement outweighed the cost to Crescent Operating of granting the releases to Crescent Real Estate.


         Without the alternatives provided by the Settlement Agreement and the bankruptcy plan, Crescent Operating could have been liquidated under Chapter 7 of the Bankruptcy Code by Crescent Real Estate's foreclosure of its liens. In response, Crescent Operating could have either allowed Crescent Real Estate to exercise its remedies or Crescent Operating could have not settled its claims with Crescent Real Estate and filed bankruptcy to avoid the foreclosure. If Crescent Operating had filed a bankruptcy in response to a foreclosure, unless Crescent Operating successfully challenged the Crescent Real Estate liens, Crescent Operating would not have been able to propose and fund a plan that paid its unsecured creditors or that made any distribution to stockholders because Crescent Operating has no equity in the assets pledged to Crescent Real Estate.

         Crescent Operating did not consider proposing a pre-packaged bankruptcy plan that does not pay Bank of America because Crescent Operating wanted to confirm a bankruptcy plan that made a distribution to its stockholders. Under the absolute priority rule, Crescent Operating would be prohibited from making a distribution to its stockholders if it failed to pay its unsecured creditors, such as Bank of America, in full. Absent the Settlement Agreement, which provides for and requires a bankruptcy plan that pays Bank of America in full, it is likely that all of Crescent Operating's assets would be exhausted in satisfying the secured claims of Crescent Real Estate and there would be no distribution to holders of unsecured claims or stockholders.

         Crescent Operating did not seek any alternative offers for the purchase of its hospitality and land development segments. The large amount of debt owed to Crescent Real Estate carried by Crescent Operating made acquisition of Crescent Operating unattractive to other third-party buyers. Furthermore, most of Crescent Operating's debt was secured by liens in favor of Crescent Real Estate and these liens would have prevented Crescent Operating from transferring its hospitality and land development assets without the approval of Crescent Real Estate. Finally, Crescent Operating's management believed that the price offered by Crescent Real Estate exceeded what could reasonably be expected of a competing third-party offer.


         In either a litigation or a bankruptcy proceeding, the claims of Bank of America, other than to the extent of its first priority lien on Crescent Operating's interest in AmeriCold Logistics, and other creditors' claims are contractually subordinate to the claims and liens held by Crescent Real Estate. Rights of Crescent Operating stockholders are in turn legally subordinated to the rights of Bank of America and the rights of other Crescent Operating creditors. Management concluded that, in the event of a litigation or a non-negotiated bankruptcy proceeding, there would be few or no assets available for satisfaction of claims of any creditor other than the senior and secured claims of Crescent Real Estate. After taking steps to convert all its assets to cash in an orderly fashion, there would still not be sufficient funds to pay the outstanding indebtedness to Crescent Real Estate. Management believed that Crescent Operating may not even have sufficient liquidity to pay its liabilities on a current basis. Additional costs associated with litigation or a non-negotiated bankruptcy would diminish further the funds available for payments to creditors or stockholders. In fact, virtually all of Crescent Operating's current cash flow is encumbered by liens in favor of Crescent Real Estate. There is a material risk in a litigation or a non-negotiated bankruptcy that Crescent Real Estate could successfully object to Crescent Operating's use of this cash flow for any purpose other than for payment of obligations directly related to the preservation of Crescent Real Estate's collateral.

         If Crescent Operating is not able to consummate the Crescent Operating bankruptcy plan, no Crescent Real Estate stock would be issued to Crescent Operating's stockholders. If the plan is not consummated, Crescent Operating anticipates that Crescent Real Estate and Bank of America would enforce their liens. In that event, Crescent Operating would have few, if any, funds available to pay its administrative or priority tax claims or its other unsecured creditors. In all likelihood, Bank of America would foreclose its liens in the AmeriCold Interests in satisfaction of its claims. Any remaining asset value would continue to be subject to the liens and claims of Crescent Real Estate. As a result of any failure to consummate the bankruptcy plan, the unsecured creditors identified by Crescent Operating in the original Settlement Agreement would probably not be paid and stockholders would receive nothing. Crescent Operating could file a Chapter 7 bankruptcy liquidation case. Pursuant to Chapter 7, a third party would be appointed and would liquidate Crescent Operating's assets for distribution to creditors in accordance with the priorities established by the Bankruptcy Code. Crescent Operating believes that in a Chapter 7 proceeding, the trustee would consent to Crescent Real Estate and Bank of America foreclosing on their respective collateral. Crescent Operating believes it is also likely that the trustee would not have sufficient funds to pay administrative, priority tax and unsecured claims in full. Crescent Operating believes there would not be a distribution to stockholders in a Chapter 7 liquidation. The liquidation analysis that assumes that the transactions contemplated by the Settlement Agreement have been consummated is presented in "--Liquidation Analyses - Table 2 - Liquidation After Giving Effect to Settlement Agreement."



         In deciding whether to enter into the Settlement Agreement and whether the Crescent Operating bankruptcy plan is in the best interests of Crescent Operating's creditors and stockholders, Crescent Operating also prepared an analysis of the estimated value that might be obtained by holders of general unsecured claims and Crescent Operating's stockholders if Crescent Operating had not entered into the Settlement Agreement and Crescent Operating were liquidated in a hypothetical Chapter 7 case. Based on this analysis, Crescent Operating believes that liquidation under Chapter 7 would result in no distribution being made to Crescent Operating's stockholders and creditors, other than Crescent Real Estate. Crescent Operating then compared the results of this liquidation analysis to the distributions to be made to creditors and stockholders pursuant to the Settlement Agreement and the bankruptcy plan and concluded that the results for these persons under the Settlement Agreement and bankruptcy plan were superior to the results that would occur if the Settlement Agreement and bankruptcy plan were not consummated and Crescent Operating's assets were liquidated under Chapter 7 of the Bankruptcy Code. The liquidation analysis based on the assumption that the Settlement Agreement and bankruptcy plan were not consummated is presented in "--Liquidation Analyses - Table 1 - Liquidation Before Giving Effect to Settlement Agreement."




         Crescent Operating believes that, if the Crescent Operating bankruptcy plan is not consummated, it will be unable to meet its financial obligations and continue as a going concern. See "-- Liquidation Analyses."

         Given the extent of Crescent Real Estate's liens and the benefits provided to both Crescent Operating's creditors and stockholders by the Settlement Agreement, Crescent Operating's sole director determined that the Crescent Operating bankruptcy plan was the best available alternative and the alternative most likely to maximize stockholder value.

LIQUIDATION ANALYSES


         If Crescent Operating is not able to consummate the Crescent Operating bankruptcy plan, no Crescent Real Estate stock could be issued to Crescent Operating's shareholders. In all likelihood, Bank of America would foreclose its liens in the AmeriCold Interest in satisfaction of its claims. Any remaining asset value would continue to be subject to the liens and claims of Crescent Real Estate. Thus, if the plan were not consummated, the unsecured creditors identified by Crescent Operating in the original Settlement Agreement would probably not be paid in full and Crescent Operating stockholders would receive nothing. Crescent Operating could simply allow Crescent Real Estate and Bank of America to enforce their liens in the remaining assets. Alternatively, Crescent Operating could file a Chapter 7 bankruptcy liquidation case. Pursuant to Chapter 7, a third party would be appointed and would liquidate Crescent Operating's assets for distribution to creditors in accordance with the priorities established by the Bankruptcy Code. Crescent Operating believes that in a Chapter 7 proceeding, the trustee would consent to Crescent Real Estate and Bank of America foreclosing on their respective collateral. As in the other alternatives, Crescent Operating believes that, in a Chapter 7 liquidation, there would not be a distribution to stockholders.



         In deciding to enter into the Settlement Agreement, and to assist in the determination of whether the Settlement Agreement and the Crescent Operating bankruptcy plan would be in the best interests of Crescent Operating's creditors and stockholders, Crescent Operating prepared two liquidation analyses. The first analysis, which is presented in Tables 1A and 1B, illustrates the estimated value that might have been distributed to holders of general unsecured claims and to Crescent Operating's stockholders if Crescent Operating had not entered into the Settlement Agreement and Crescent Operating was liquidated in a hypothetical Chapter 7 case as of November 30, 2001. Based on this analysis, Crescent Operating believes that if it had not entered into the Settlement Agreement, liquidation under Chapter 7 would have resulted in no distribution being made to Crescent Operating's stockholders and creditors, other than Crescent Real Estate. The second analysis, which is presented in Tables 2A and 2B, illustrates the outcome for creditors and stockholders in a Chapter 7 liquidation after giving effect to the transfers and credits provided for in the Settlement Agreement as of March 31, 2002. Under this analysis stockholders would receive nothing.





         These analyses are based upon a number of estimates and assumptions, including those described after the table, that are inherently subject to significant uncertainties and contingencies, many of which would be beyond the control of Crescent Operating. Accordingly, while the analyses that follow are necessarily presented with numerical specificity, there can be no assurance that the values assumed would be realized if Crescent Operating were in fact liquidated, nor can there be any assurance that a bankruptcy court would accept these analyses or concur with such assumptions in making its determinations under the Bankruptcy Code. Actual liquidation proceeds could be materially lower or higher than the amounts set forth below, and no representation or warranty can or is being made with respect to the actual proceeds that could be received in a Chapter 7 liquidation of Crescent Operating. The liquidation valuations have been prepared solely for the purposes of estimating proceeds available in a Chapter 7 liquidation of Crescent Operating and do not represent values that may be appropriate for any other purpose. Nothing contained in these valuations is intended or may constitute a concession or admission of Crescent Operating for any other purpose. These liquidation analyses have not been independently audited or verified.

       TABLE 1A - LIQUIDATION BEFORE GIVING EFFECT TO SETTLEMENT AGREEMENT
                 SUMMARY OF LIQUIDATION VALUE OF ASSETS (1) (2)
                        (unaudited, dollars in thousands)




                                                                   Estimated                      Estimated
                                             Estimated         Recovery Range(3)               Recovery Range(3)
                                            Book Value      ---------------------------   ---------------------------
                                          as of 11/30/01       Low(%)        High(%)         Low($)         High($)
                                          --------------    ------------   ------------   ------------   ------------

Cash and cash equivalents                  $        627            100%            100%   $        627   $        627
Accounts receivable                               1,489             75%             85%          1,117          1,266
Notes receivable                                 10,165              0%              0%             --             --
Prepaid expenses                                  3,637              0%              0%             --             --
Other current assets                             13,599              0%              0%             --             --
                                           ------------                                   ------------   ------------
TOTAL CURRENT ASSETS                             29,517                                          1,744          1,893

Partnership and member interests(4)              11,874             80%            100%          9,499         11,874
Property and equipment                               57             25%             50%             14             29
Investment in Crescent Machinery                 29,147              0%              0%             --             --
 Intangibles and other assets                        42              0%              0%             --             --
Deferred tax asset                               10,377              0%              0%             --             --
                                           ------------                                   ------------   ------------
TOTAL FIXED ASSETS                               51,497                                          9,513         11,903

 TOTAL LIQUIDATION VALUE OF
 ASSETS(5)                                 $     81,014                                   $     11,257   $     13,796


----------

(1) All recoveries shown before any possible applicable present value discount.

(2) All recoveries are shown before the addition of certain ongoing operating expenses that may be required throughout the Chapter 7 case.

(3)      Recovery ranges estimated by Crescent Operating's management.

(4)      Excludes negative book value investments.


(5) In preparing these estimates, Crescent Operating management did not assign any value to litigation claims against Crescent Real Estate. Crescent Operating analyzed the documentation and the surrounding facts and circumstances in respect of its relationship with, and its obligations to, Crescent Real Estate to determine whether there might be value for creditors and stockholders that would support a decision to forgo the Settlement Agreement in favor of pursuing litigation. As discussed in "- Analysis of Alternatives," Crescent Operating independently concluded that it should enter into the Settlement Agreement based on the totality of the circumstances, which included as factors the benefits that the Settlement Agreement conferred upon creditors and stockholders, the relative certainty of the creditors and stockholders of Crescent Operating realizing those benefits, and the relative uncertainty of recovery in, as well as the costs and delay associated with the prosecution of any claims, and particularly claims of uncertain merit. As described in the answer to the question "What happens if the Crescent Operating stockholders vote against acceptance of the Crescent Operating bankruptcy plan?", Crescent Operating also did not assign any value to potential preference or fraudulent transfer claims, primarily because (i) Crescent Real Estate is paying substantial consideration to Crescent Operating and its creditors and stockholders and (ii) the claims of Crescent Real Estate were fully secured.

       TABLE 1B - LIQUIDATION BEFORE GIVING EFFECT TO SETTLEMENT AGREEMENT
                          SUMMARY CLAIMS RECOVERIES(1)
                        (unaudited, dollars in thousands)



                                                                                       Estimated                Estimated
                                                                                     Recovery Range            Recovery Range
                                                              Book Value       ------------------------   ------------------------
                                                            as of 11/30/01       Low(%)         High(%)     Low($)       High ($)
                                                            --------------     ---------       --------   ----------   -----------

ASSETS AVAILABLE FOR SECURED, ADMINISTRATIVE, PRIORITY
TAX AND UNSECURED CLAIMS                                                                                  $   11,257   $   13,796

SECURED CLAIMS:

Crescent Real Estate Equities, Ltd. (debt and
  accrued interest)                                           $   70,258           16%(2)           20%       11,257       13,796
                                                              ----------                                  ----------   ----------
  SECURED CLAIM RECOVERY                                      $   70,258                                      11,257       13,796

Assets Available for Administrative,
  Priority Tax and Uncsecured Claims                                                                               0            0

ADMINISTRATIVE CLAIMS:
Trustee expenses (including legal and accounting)                    250            0%               0%           --           --
                                                              ----------                                  ----------   ----------
  TOTAL ADMINISTRATIVE CLAIMS                                        250            0%               0%           --           --

PRIORITY TAX CLAIMS:                                          $    1,500            0%               0%            0            0

NET ASSETS AVAILABLE FOR UNSECURED CLAIMS                             --

UNSECURED CLAIMS:(3)
Bank of America                                                   15,000            0%               0%            0            0
Trade Debt                                                           507            0%               0%            0            0
Seller Notes (debt and accrued interest)                           3,660            0%               0%            0            0
Other Accrueds                                                     1,164            0%               0%            0            0
                                                              ----------                                  ----------   ----------
     TOTAL UNSECURED CLAIMS(3)                                    20,331                                           0            0
                                                              ----------
     NET ASSETS AVAILABLE FOR EQUITY HOLDERS                  $        0



----------


(1) Classification of claims for purposes of analysis presented after consultation with Crescent Operating's counsel.


(2) Assumes 100% of liquidation value of assets would be distributed to Crescent Real Estate on account of its secured claims.


(3) The table does not assign any value to the purported claims of the Crescent Machinery Committee because these claims have not been made in any formal legal proceedings or described in any detail, and are of uncertain merit. If these claims are successfully pursued, however, it could negatively impact Crescent Operating's ability to confirm the bankruptcy plan.

       TABLE 2A - LIQUIDATION AFTER GIVING EFFECT TO SETTLEMENT AGREEMENT
                 SUMMARY OF LIQUIDATION VALUE OF ASSETS (1) (2)
                        (unaudited, dollars in thousands)




                                                                  Estimated                      Estimated
                                            Estimated          Recovery Range(3)              Recovery Range(3)
                                            Book Value    ----------------------------    ---------------------------
                                           as of 3/31/02     Low(%)         High(%)         Low($)         High($)
                                           -------------  ------------    ------------    ------------   ------------

Cash and cash equivalents                  $      1,105            100%            100%   $      1,105   $      1,105
Accounts receivable                                 978             75%             85%            734            831
Notes receivable                                     --              0%              0%             --             --
Prepaid expenses                                     10              0%              0%             --             --
Other current assets                             12,483              0%              0%             --             --
                                           ------------                                   ------------   ------------
TOTAL CURRENT ASSETS                             14,576                                          1,839          1,936

Partnership and member interests(4)              15,000             70%            100%         10,500         15,000
Property and equipment                               50             25%             50%             13             25
Intangibles and other assets                         --              0%              0%             --             --
Deferred tax asset                                6,678              0%              0%             --             --
                                           ------------                                   ------------   ------------
TOTAL FIXED ASSETS                               21,728                                         10,513         15,025

  TOTAL LIQUIDATION VALUE OF
  ASSETS(5)                                $     36,434                                   $     12,481   $     17,091


----------

(1) All recoveries shown before any possible applicable present value discount.

(2) All recoveries are shown before the addition of certain ongoing operating expenses that may be required throughout a Chapter 7 case.

(3)      Recovery ranges estimated by Crescent Operating's management.


(4) Excludes negative book investments. Includes AmeriCold Logistics interest pledged to Bank of America.



(5) In preparing these estimates, Crescent Operating management did not assign any value to litigation claims against Crescent Real Estate. Crescent Operating analyzed the documentation and the surrounding facts and circumstances in respect of its relationship with, and its obligations to, Crescent Real Estate to determine whether there might be value for creditors and stockholders that would support a decision to forgo the Settlement Agreement in favor of pursuing litigation. As discussed in "- Analysis of Alternatives," Crescent Operating independently concluded that it should enter into the Settlement Agreement based on the totality of the circumstances, which included as factors the benefits that the Settlement Agreement conferred upon creditors and stockholders, the relative certainty of the creditors and stockholders of Crescent Operating realizing those benefits, and the relative uncertainty or recovery in, as well as the costs and delay associated with the prosecution of any claims, and particularly claims of uncertain merit. As described in "the answer to the Question "What happens if the Crescent Operating stockholders vote against acceptance of the Crescent Operating bankruptcy plan?", Crescent Operating also did not assign any value to potential preference or fraudulent transfer claims, primarily because (i) Crescent Real Estate is paying substantial consideration to Crescent Operating and its creditors and stockholders and (ii) the claims of Crescent Real Estate were fully secured.

       TABLE 2B - LIQUIDATION AFTER GIVING EFFECT TO SETTLEMENT AGREEMENT
                          SUMMARY CLAIMS RECOVERIES(1)
                        (unaudited, dollars in thousands)




                                                                               Estimated               Estimated
                                                          Estimated          Recovery Range           Recovery Range
                                                            Claims         -------------------     --------------------
                                                        as of 03/31/02     Low(%)      High(%)      Low($)    High($)
                                                        --------------     ------      -------     --------   ---------
ASSETS AVAILABLE FOR SECURED, ADMINISTRATIVE AND
UNSECURED CLAIMS                                                                                    $12,481     $17,091

SECURED CLAIMS:

Bank of America (secured by Americold Logistics            15,000           70%            100%      10,500      15,000
Interest)

Crescent Real Estate Equities, Ltd. (debt and
accrued interest) (secured by blanket lien on
all assets; subordinate to Bank of America in
Americold)                                                $38,688         1.94%(2)         2.2%         746         856

                                                          -------                                   -------     -------


ASSETS AVAILABLE FOR ADMINISTRATIVE, PRIORITY
TAX AND UNSECURED CLAIMS AFTER SATISFACTION OF
SECURED CLAIMS                                                                                            0           0

ADMINISTRATIVE CLAIMS:

Trustee expenses (including legal and accounting)             250            0                0           0           0
                                                          -------                                   -------     -------
   TOTAL ADMINISTRATIVE CLAIMS                                250                                         0           0

PRIORITY TAX CLAIMS:                                        1,500            0%               0%          0           0

NET ASSETS AVAILABLE FOR UNSECURED CLAIMS                       0                                         0           0

UNSECURED CLAIMS(3)

Trade Debt                                                      0            0                0           0           0

Other Accrueds                                                  0            0                0           0           0


                                                          -------                                   -------     -------
   TOTAL UNSECURED CLAIMS                                   3,661                                       985         985

NET ASSETS AVAILABLE FOR EQUITY HOLDERS                   $    --                                   $     0     $     0


----------


(1) Classification of claims for purposes of analysis presented after consultation with Crescent Operating's counsel.



(2) Assumes 100% of liquidation value of assets would be distributed to Crescent Real Estate on account of its secured claims.






3) The table does not assign any value to the purported claims of the Crescent Machinery Committee because these claims have not been made in any formal legal proceedings or described in any detail, and are of uncertain merit. If these claims are successfully pursued, however, it could negatively impact Crescent Operating's ability to confirm the bankruptcy plan.

General Assumptions

         Liquidation Before Giving Effect To Settlement Agreement


         Estimated Liquidation Proceeds. Estimates were made of the cash proceeds that might be available for distribution and the allocation of such proceeds among various claimants based on their relative priority under the assumption that Crescent Operating had not entered into and made the transfers and received the credits on its debt to Crescent Real Estate as provided for in the Settlement Agreement. It is probable in a Chapter 7 liquidation that the trustee would conclude that the Chapter 7 estate had no beneficial interest in the collateral securing the Crescent Real Estate claims. Under such circumstances, it is reasonable to assume that the Crescent Operating Bankruptcy trustee would either abandon the estate's interest in the assets or agree to a court order that Crescent Real Estate could foreclose on its collateral.


         Crescent Operating considered a number of factors and data in estimating the liquidation proceeds, including the following, in no particular order:

    o    Crescent Operating's operating and projected financial performance;

    o The attractiveness of each of the operating segments to potential buyers;

    o    The potential universe of possible buyers;

    o The potential impact of a Chapter 7 case upon the operating segments as well as possible buyers' pricing strategies;

    o The relative timing of the potential sale of Crescent Operating's operating segments; and

    o Analysis of the liabilities and obligations of Crescent Operating's operating segments.


         In estimating the liquidation proceeds and applying the foregoing factors and considerations to make such estimate, both the general economic environment as well as the current condition of Crescent Operating's business were considered. See "Crescent Operating Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Description of Crescent Operating's Business" for information regarding the current condition of Crescent Operating's business.


         Investment in Crescent Machinery. On February 6, 2002, Crescent Machinery filed for protection under Chapter 11 in the Bankruptcy Court in Fort Worth, Texas and filed its Schedules and Statement of Financial Affairs on March 22, 2002. Crescent Operating has reviewed this financial information. Crescent Operating has discussed with Crescent Machinery management and counsel the likelihood that Crescent Machinery will emerge from Chapter 11 as an operating company and the probable impact of such an outcome on Crescent Operating's equity interest in Crescent Machinery. Based upon its independent review of the financial information contained in the Crescent Machinery bankruptcy file and the statements of Crescent Machinery management and counsel regarding Crescent Machinery's reorganization prospects, Crescent Operating has concluded that it is highly unlikely that any value will be realized by Crescent Operating in respect of its stock ownership in Crescent Machinery. Crescent Operating has claims against Crescent Machinery based upon intercompany advances it made prior to Crescent Machinery's Chapter 11 filing. It is not possible to predict whether any monies will be distributed to Crescent Operating in respect of these claims. For purpose of the liquidation analyses, Crescent Operating has assumed that it will not receive anything of value for its claims against Crescent Machinery.

         Trustee in Bankruptcy. In a Chapter 7 case, Crescent Operating's management would be replaced by a Chapter 7 trustee. Under ordinary circumstances, a Chapter 7 trustee is not authorized to continue operating a debtor's business. Crescent Operating assumes that any Chapter 7 trustee appointed would not continue Crescent Operating's business operations. This liquidation analysis also assumes the Chapter 7 trustee would elect to liquidate Crescent

Operating's assets, as opposed to paying another liquidating agent to conduct liquidation sales. Crescent Operating cannot assure you that these assumptions would be made or accepted by a bankruptcy court.

         Nature and Timing of the Liquidation Process. Pursuant to the Bankruptcy Code, a Chapter 7 trustee must, among other duties, collect and convert the property of the debtor's estate to cash and close the estate as expeditiously as is compatible with the best interests of the parties in interest. Solely for purposes of preparing this liquidation analysis, Crescent Operating assumed that it would have filed the Chapter 7 liquidation on November 30, 2001.

         Additional Liabilities and Reserves. Crescent Operating believes that there would be certain actual and contingent liabilities and expenses for which provision would be required in a Chapter 7 liquidation before distributions could be made to creditors, including the following:

    o additional administrative expenses involved in the appointment of a trustee and attorneys and other professionals to assist such trustee;

    o additional expenses and claims, some of which would be entitled to priority over Crescent Operating's creditors and stockholders, which would be generated during the liquidation and from the rejection of leases and other executory contracts in connection with a cessation of Crescent Operating's operations; and

    o a failure to realize any going concern value from Crescent Operating's assets since Crescent Operating has pledged substantially all of its assets, other than a small amount of cash, to Crescent Real Estate to secure repayment of $76.2 million in debt.

         Crescent Operating believes that there is significant uncertainty as to the reliability of Crescent Operating's estimates of the amounts related to the foregoing that have been assumed in the liquidation analysis.


         Estimated Liquidation Proceeds - Liquidation After Giving Effect To Settlement Agreement.



         Between February 14 and March 22, 2002, Crescent Operating and Crescent Real Estate consummated a number of transactions provided for in the Settlement Agreement. These included, among other things, the transfers by Crescent Operating and its affiliated entities of certain partnership and limited liability company member interests and rights under various management contracts to Crescent Real Estate or its designees. In exchange for these transfers, Crescent Operating received, among other things, a credit on its indebtedness to Crescent Real Estate in the sum of $40.1 million. In addition, Crescent Real Estate agreed, on condition the plan were consummated, to fund and amount to Crescent Operating sufficient to pay its unsecured creditors identified in the original Settlement Agreement in full, and, under certain circumstances, shares of Crescent Real Estate common stock would be distributed to Crescent Operating's shareholders.


         Table 2 illustrates Crescent Operating's estimate of the results of a liquidation after giving effect to the transfers and credits on Crescent Real Estate's claims as provided for in the Settlement Agreement. Under these circumstances Crescent Operating believes shareholders would receive nothing since Crescent Real Estate's obligation to issue its shares of common stock to Crescent Operating's shareholders is conditioned, among other things, upon consummation of the plan.

         Distributions; Absolute Priority. Under a Chapter 7 liquidation, all secured claims are required to be satisfied from the proceeds of the collateral securing such claims before any such proceeds would be distributed to any other claim holders. This liquidation analysis assumes the application of the rule of absolute priority of distributions with respect to the remaining proceeds of Crescent Operating. Under that rule, no junior creditor receives any distribution until all senior creditors are paid in full. To the extent that proceeds remain after satisfaction of all secured claims, Crescent Operating believes the unsecured claimants would receive substantially less than pursuant to the Crescent Operating bankruptcy plan.

Conclusion

         Crescent Operating believes that liquidation under Chapter 7 would result in no distribution being made to Crescent Operating stockholders and that general unsecured creditors would receive substantially less recovery on their claims than under the Crescent Operating bankruptcy plan. Crescent Operating estimates that the amount of its indebtedness to Crescent Real Estate substantially exceeds the value of the assets securing repayment of that debt. Accordingly, in a Chapter 7 liquidation, it is likely that the trustee will abandon Crescent Operating's interest in the pledged assets or agree that the automatic stay be lifted so that Crescent Real Estate could proceed with foreclosure. In such a foreclosure, Crescent Real Estate is not likely to receive the amount of its claims. As a result, Crescent Real Estate could in fact have a substantial unsecured claim against Crescent Operating. Likewise, the collateral securing the Bank of America claim may have a value less than the balance of the Bank of America debt plus the secured claim of Crescent Real Estate. In a Chapter 7 liquidation, the trustee would probably abandon the estate's interest in the collateral securing repayment of Crescent Operating's debt to Bank of America.

EVENTS LEADING TO THE REORGANIZATION TRANSACTIONS

General


         Crescent Operating was formed in 1997 to, among other things, participate under the Intercompany Agreement with Crescent Real Estate in certain investments. As a result, over a period of several years, Crescent Operating became an investor in various entities in diverse business segments. This rapid growth into diverse fields made it difficult for the general public to understand and value Crescent Operating's structure. Thus, during 1999, management of Crescent Operating and its Intercompany Evaluation Committee commenced negotiations with Crescent Real Estate to sell the entities within Crescent Operating's hospitality and land development segments to Crescent Real Estate or one of its affiliates in order to focus upon a core business. Please see "--Description of Meeting of Intercompany Evaluation Committee and Board of Directors" for more information regarding the Intercompany Evaluation Committee and the deliberations of the Committee and the Board of Directors. As part of these negotiations, the Intercompany Evaluation Committee considered available options, including a restructuring of Crescent Operating under bankruptcy reorganization and liquidation under Chapter 7 of the Bankruptcy Code, and determined that a successful asset sale transaction with Crescent Real Estate or Crescent Partnership would be in the best interest of the stockholders of Crescent Operating because it would provide adequate liquidity and allow Crescent Operating to focus on its equipment sales and leasing business. Based on that decision, negotiations continued. Crescent Operating's management and the Intercompany Evaluation Committee established certain criteria that they believed necessary for any transaction to be successful for Crescent Operating. These criteria developed into the goals of Crescent Operating for the transaction, the most significant of which were to (i) decrease Crescent Operating's debt level to the lowest amount possible, (ii) simplify Crescent Operating's structure so that it could be understood within the marketplace and
(iii) provide stability and potential growth opportunities to Crescent Machinery following the transactions. To accomplish this, the Intercompany Evaluation Committee determined that Crescent Machinery would need a significant amount of additional funds in connection with any transaction to achieve the established goals.


         During the period of negotiations, Crescent Operating did not seek any alternative offers for the purchase of its hospitality and land development segments. The large amount of debt owed to Crescent Real Estate carried by Crescent Operating made acquisition of Crescent Operating unattractive to other third-party buyers. Furthermore, most of Crescent Operating's debt was secured by liens in favor of Crescent Real Estate and these liens would have prevented Crescent Operating from transferring its hospitality and land development assets without the approval of Crescent Real Estate. Finally, Crescent Operating's management believed that the price offered by Crescent Real Estate exceeded what could reasonably be expected of a competing third-party offer.

         Crescent Operating's management faced a number of issues that made the transaction difficult to structure and delayed the finalization of a complete plan. These issues included the evaluation of tax planning objectives of the various parties to the restructuring transactions, the need for Crescent Real Estate to maintain its status as a REIT for federal income tax purposes and consideration of outstanding litigation related to Charter Behavioral Health Systems, LLC and its bankruptcy. See "-- Legal Proceedings" below for information on the CBHS bankruptcy. While Crescent Operating's management was able to continue negotiations while seeking structures to resolve these issues, complications such as these significantly delayed the negotiation process. Certain tax and other specific structuring issues were not resolved until 2002 and the provisions of the REIT Modernization Act were not final until late 2000, both of which made it impossible for Crescent Real Estate to consummate the transactions without jeopardizing its REIT status. Due to the length of time the negotiations spanned, values of Crescent Operating's investments had to be updated on several occasions to encompass significant changes to certain of the Crescent Operating's assets and business enterprises.



         In December 2000, Crescent Operating identified SunTx Fulcrum Fund, L.P. and its affiliates, a Dallas-based private equity fund focused on making strategic investments in middle-market companies based primarily in, or with significant corporations in the southern United States, as an investment group interested in a potential investment opportunity in Crescent Machinery. Mr. Goff and Mr. Stevens, on behalf of Crescent Operating's management, immediately began discussions with SunTx representatives Ned N. Fleming, III and Mark R. Matteson about making an investment related to Crescent Machinery. Based upon the opportunities identified through these discussions, SunTx moved forward with its due diligence process and the negotiation of a securities purchase agreement, ultimately agreeing to invest $19.0 million of capital into Crescent Machinery.



         In addition to the funds to be provided by SunTx, Crescent Operating's management, along with the Intercompany Evaluation Committee, agreed that additional equity would be required to achieve the goals which had been set for Crescent Operating. At that point in time, Crescent Operating approached Crescent Real Estate about making a similar equity contribution as part of the overall transaction. After further negotiations between David M. Dean, on behalf of Crescent Real Estate, and Crescent Operating, Crescent Real Estate agreed to invest $10.0 million of capital into Crescent Machinery through an affiliate, CRE Equipment Holdings, LLC.



         On January 1, 2001, the REIT Modernization Act became effective. This legislation allows Crescent Real Estate, through its subsidiaries, to operate or lease certain of its investments that had been previously operated or leased by Crescent Operating.


         On June 28, 2001, Crescent Operating entered into an asset purchase agreement with Crescent Real Estate as well as a securities purchase agreement with SunTx and CRE Equipment Holdings, whereby SunTx and CRE Equipment Holdings would invest capital in the amount of $19.0 million and $10.0 million, respectively, into Crescent Machinery. Under the terms of the asset purchase agreement, Crescent Partnership would pay to Crescent Operating approximately $78.4 million, payable in cancellation of certain debt and rent obligation and cash, in exchange for (i) all of the assets related to Crescent Operating's hospitality business, (ii) all shares of voting common stock owned by Crescent Operating and its subsidiaries and (iii) all of the membership interests of CR License LLC owned by Crescent Operating. Also, Crescent Operating agreed not to encourage or solicit any acquisition proposals by a third party, although Crescent Operating's Board of Directors could entertain unsolicited offers if it was concluded in good faith that consideration of such proposals were necessary to comply with their fiduciary duties.


         In connection with the securities purchase agreement, Crescent Machinery would have been merged into Crescent Machinery, L.P., or CMC LP. In exchange for CRE Equipment Holdings and SunTx's investment in CMC LP, CRE Equipment Holdings would have received 10,000 Series A preferred partnership interests in CMC LP and SunTx would have received 19,000 Series B preferred partnership interests. In connection with the purchase of Series B preferred partnership interests, SunTx would have received a warrant to purchase 2,800,000 shares of Crescent Operating common stock for $.01 per share. Subject to certain restrictions, both series of preferred partnership interests would have been exchangeable for Crescent Operating common stock.

         In October 2001, management of Crescent Operating, CRE Equipment Holdings and SunTx amended the terms of the original securities purchase agreement. Since the time the asset and securities purchase agreements had been entered into, there had been a general deterioration of the United States economy and stock markets, and a significant decline in the price of Crescent Operating's common stock. As a result, the economic terms of the original securities purchase agreement and the anticipated terms for the required Crescent Operating rights offering were no longer acceptable to CRE Equipment Holdings and SunTx. CRE Equipment Holdings and SunTx indicated that they would be unable to proceed to consummate the purchase of the preferred partnership interests under the economic terms of the original securities purchase agreement. Because each transaction was dependent upon the completion of all other transactions, the failure to complete the sale of the preferred partnership interests would have also resulted in the failure to conclude all other transactions, including the asset sale. As a result, in October 2001, management of Crescent Operating, CRE Equipment Holdings and SunTx amended the securities purchase agreement, primarily to revise the rate of exchange for the preferred partnership interests into shares of Crescent Operating common stock, and in some cases the rate of conversion for preferred partnership interests into common limited partnership interests of CMC LP, so that such conversion rates would reflect changes in the market price of Crescent Operating common stock. Similarly, it was also agreed that the price to purchase shares of Crescent Operating common stock should be changed to reflect the market price for Crescent Operating common stock at the time of the rights offering.


         Crescent Operating filed its definitive proxy statement for the annual meeting on November 1, 2001, and sent its proxy statement for the annual meeting to the stockholders on or about November 1, 2001.

         On December 6, 2001, the stockholders of Crescent Operating approved the reorganization transactions, which noted that Crescent Machinery did not make a principal payment for October 2001 to four of its primary lenders holding approximately 85% of its outstanding debt. Further, the closing of the reorganization transactions required, among other things, for Crescent Machinery to obtain consents from its lenders to the restructure transaction. At that time, it was believed that an agreement could be reached with the lenders to accommodate Crescent Machinery's needs and obtain the necessary consents. Unfortunately, the overall equipment rental and sales industry was struggling because of an economic downturn and the September 11 terrorist attacks. Crescent Machinery was faced with excess inventory at a point when there was a significant oversupply in the industry and a severe reduction in construction activity.

         Crescent Machinery was unable to reach satisfactory agreements with its lenders regarding restructuring of the loans. As a result, Crescent Real Estate advised Crescent Operating that it believed that substantial additional capital, beyond the investment called for in the securities purchase agreement, would have to be made to Crescent Machinery to adequately capitalize Crescent Machinery and satisfy concerns of Crescent Machinery's lenders. Crescent Real Estate announced that it was "unwilling to make this non-core investment." Because all of the reorganization agreements were dependent upon each other, Crescent Real Estate gave notice that it was terminating the asset purchase agreement on January 23, 2002, and gave notice that it was terminating the securities purchase agreement on February 4, 2002.


         In November 2001, Mr. Stevens solely on behalf of Crescent Operating and Mr. Goff and Mr. Dean, solely on behalf of Crescent Real Estate, entered into discussions of an alternative plan to allow Crescent Real Estate to acquire Crescent Operating's land development and hospitality assets. In January 2002, Mr. Goff suggested an arrangement that would allow Crescent Real Estate to obtain by agreement Crescent Operating's land development and hospitality assets in an agreed foreclosure action and in lieu of foreclosure and Mr. Dean devised a structure that would allow Crescent Real Estate shareholders to acquire the temperature-control business from Crescent Operating. Once this structure was proposed, Mr. Goff refrained from participating in any negotiations regarding prices and consideration in order to avoid any potential conflicts of interest. After Mr. Stevens examined numerous possible solutions that are more fully described in "Analysis of Alternatives," he agreed to move forward with the bankruptcy plan, subject to obtaining a fairness opinion from Houlihan Lokey. Mr. Stevens, as the sole director independent from Crescent Real Estate, consulted with independent financial and legal advisors during these negotiations and believed that the proposed plan would satisfy all of Crescent Operating's indebtedness to its creditors and leave value to the Crescent

Operating stockholders that he felt they would not receive in a bankruptcy action that was not pre-negotiated. After the 2001 Annual Meeting of shareholders, no director of Crescent Operating, other than Mr. Stevens acting as an independent director, negotiated on behalf of Crescent Operating.


         In this time period, Crescent Operating also began negotiations with Bank of America in connection with Bank of America's approximately $15.5 million potential claim against Crescent Operating for debt obligations, arising from an unsecured loan originally funded in 1997. The indebtedness matured on December 31, 2001, but Crescent Operating was unable to pay at that time. Accordingly, negotiations commenced shortly thereafter in which Crescent Operating, with the consent of Crescent Real Estate, offered to grant to Bank of America a first priority security interest in COPI Cold Storage in exchange for the Bank's agreement to extend the maturity date of the loan to August 15, 2002. Pursuant to the Settlement Agreement, Crescent Real Estate agreed to permit Crescent Operating to grant this first priority security interest to Bank of America. Bank of America agreed to Crescent Operating's proposal, and loan documents reflecting the arrangement were executed on March 12, 2002, effective as of December 31, 2001. During August 2002, Bank of America further extended the maturity of this loan to January 15, 2003 and Crescent Operating agreed to prepay interest for that time period in the amount of $0.3 million.



         Houlihan Lokey issued its fairness opinion regarding the proposed transactions on February 14, 2002, and on February 14, 2002, Crescent Operating, some of its operating subsidiaries, Crescent Real Estate and Crescent Partnership entered into the original Settlement Agreement memorializing the negotiations between Mr. Stevens and Mr. Dean.



         On October 1, 2002, Crescent Operating and Crescent Real Estate amended the Settlement Agreement. The amendment provides for, among other things, a minimum value of Crescent Real Estate common shares to be issued in connection with the bankruptcy plan if the bankruptcy plan is accepted by the requisite vote of Crescent Operating stockholders and confirmed by the bankruptcy court.



         For more information on the Settlement Agreement and the Crescent Operating bankruptcy plan, see "The Plan of Reorganization."


Description of Meetings of Intercompany Evaluation Committee and Board of Directors.


         The Intercompany Evaluation Committee is a standing committee of the Board of Directors of Crescent Operating established at the first meeting of the Board of Directors held subsequent to Crescent Operating's becoming a public company in June 1997. The Committee was formed originally for the purposes of reviewing, evaluating, analyzing, negotiating the terms of, and making recommendations to the Board of Directors regarding, business and investment opportunities presented to Crescent Operating by Crescent Partnership under the Intercompany Agreement. This review specifically included evaluating whether a transaction opportunity was consistent with Crescent Operating's purpose and fair to Crescent Operating. The Committee's scope expanded to include all proposed transactions with or involving Crescent Partnership or Crescent Real Estate. Because of its responsibility, the Committee was at all times composed entirely of directors who were not officers or directors of Crescent Real Estate or Crescent Partnership. Until March 1999, the sole members of the Committee were Carl F. Thorne and Jeffrey L. Stevens; in March 1999, William A. Abney, became the third member of the Committee. Messrs. Thorne and Abney served on the Committee until the 2001 Annual Meeting of Shareholders held December 6, 2001, when their terms as directors expired.



         During 1999, 2000 and 2001, the Committee held ten separate meetings:



         o On March 10 and 11, 1999, the Committee met to consider a proposal for the restructuring of its temperature controlled logistics investment. This proposal involved a complicated transaction that would result in Crescent Operating's effectively surrendering an investment in the real estate side of the temperature controlled logistics business in exchange for a much larger investment in the operational side of the business. The Committee negotiated with Crescent Partnership the sale price for Crescent Operating's interest in the controlled subsidiary and also negotiated a loan from Crescent



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

                  Partnership to fund Crescent Operating's investment in the new operational entity. When the Committee had obtained satisfactory agreements on those two matters, it recommended to the Board of Directors that Crescent Operating proceed with the transaction.

         o On March 27, 1999, the Committee met to consider a request from management of the operational entity for the temperature controlled logistics business concerning expansion of two existing storage facilities. The lessor of the facilities - an entity owned jointly by Vornado Trust Realty and Crescent Partnership - had agreed to fund the costs of expansion in return for increases in the rental rates in the leases for those properties. The Committee recommended to the Board of Directors that Crescent Operating proceed with the transaction, which required no outlay of cash by Crescent Operating.

         o On April 22, 1999, the Committee met to evaluate an opportunity offered by Crescent Partnership for Crescent Operating to become the new lessee of the Renaissance Hotel in Houston, Texas, pursuant to the Intercompany Agreement. The Committee recommended to the Board of Directors that Crescent Operating accept this opportunity.

         o On November 8, 1999, the Committee met to consider engaging Sonoma Management Corp. I, a company affiliated with Sonoma Management Company, to provide asset management services for the hospitality properties which Crescent Operating leased from Crescent Partnership. At the time of the meeting, Crescent Operating was receiving asset management services for certain of its hospitality properties under contracts with The Varma Group, the principals of which were Sanjay and Johanna Varma, but those contracts would expire in 2000, leaving Crescent Operating unable to fulfill its obligations as the lessee of those properties. The Varmas had formed Sonoma Management Company, with the help of equity investment from Crescent Partnership, to acquire hotel and resort properties, and had also created Sonoma Management Corp. I to provide property management and asset management services. The Varmas were interested in providing Crescent Operating asset management services for its hospitality properties through Sonoma Management Corp. I when the existing asset management agreements expired. After examining the proposed terms of the engagement, the Committee directed management to renegotiate certain financial terms relating to the engagement.

         o On July 26, 2000, the Committee met to consider a proposal for the restructuring of its interest in the Transportal Network Venture, a business venture within its temperature controlled logistics segment. The restructuring proposal would relieve Crescent Operating of its obligation for certain startup costs, while leaving it with a reduced equity interest in the restructured Transportal by transferring most of Crescent Operating's interest in Transportal to a newly-formed company jointly owned by Crescent Operating and Crescent Partnership. The Committee recommended to the Board of Directors that Crescent Operating offer Crescent Partnership the opportunity to acquire a portion of Crescent Operating's interest in Transportal substantially on the terms presented to the Committee for its consideration.

         o On March 29, 2001, the Committee met to consider, with the assistance of bankruptcy counsel from Thompson & Knight and a bankruptcy analyses presentation prepared by Thompson & Knight, whether the interests of Crescent Operating's creditor and stockholder constituencies would be better served by reorganization through Chapter 11 bankruptcy than by the proposed negotiated restructuring with Crescent Partnership and SunTx. The Committee concluded that it would not recommend to the Board of Directors the course of bankruptcy.

         o In May 2001, the Committee met to consider proposals made by Mr. Goff for resolving two aspects of the proposed negotiated restructuring with Crescent Partnership and SunTx in which Mr. Goff was personally interested: modifying Crescent Operating's $15.0 million term loan from Bank of America,



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

                  which was supported by credit enhancement provided by Mr. Goff and Richard E. Rainwater, to provide debt service relief to Crescent Operating; and liquidating COPI Colorado, L.P., a limited partnership which held Crescent Operating's investment in Crescent Development Management Corp., which later became Crescent Resort Development, Inc. and in which Mr. Goff was a limited partner, to effect the transfer to Crescent Partnership of that interest in Crescent Development Management Corp. The Committee concluded that both proposals were fair and in the best interest of Crescent Operating and recommended to the Board of Directors that Crescent Operating undertake to implement both proposals.

         o On June 19, 2001, the Committee met to consider whether the terms of the proposed negotiated restructuring with Crescent Partnership and SunTx, as set forth in the current drafts of the transaction agreements submitted to the Committee, was fair to and in the best interests of Crescent Operating. The Committee concluded that transaction agreements and the transactions contemplated thereby were fair to and in the best interests of Crescent Operating and recommended to the Board of Directors that those agreements and transactions be approved and undertaken by Crescent Operating. Subsequent to entering into the securities purchase agreement, effective June 28, 2001, with SunTx, the Committee met twice to discuss repricing of the securities to be issued pursuant to that agreement, as continued declines in the market price of Crescent Operating's common stock caused SunTx to renegotiate the pricing of the securities. Agreement on repricing was reached in October 2001, when the parties entered into an amended and restated securities purchase agreement, effective October 31, 2001.

         From 1999 through October 1, 2002, the Board of Directors of
Crescent Operating held eleven meetings and, in addition, twice acted by unanimous written consent. At the following meetings, the Board considered proposed transactions with Crescent Partnership, Crescent Real Estate or their affiliates:

         o At a meeting held March 1, 1999, the Board accepted the report and recommendation of the Intercompany Evaluation Committee for a $17.5 million expansion and renovation program at Sonoma Mission Inn & Spa to be funded entirely by Crescent Partnership, the owner of that resort, in return for amendment of the rental rate paid by Wine Country Hotel, LLC, the subsidiary of Crescent Operating that was the lessee of Sonoma Mission Inn & Spa, and approved all actions taken to effect that transaction. The Board also approved increases in the base rentals for all of the hotels and resorts within the hospitality segment and the giving by Crescent Operating of its limited guaranty of its subsidiaries' obligations under the leases in that segment in consideration of capital improvements funded by Crescent Partnership, the elimination of certain capital maintenance contractual restrictions on certain hospitality segment subsidiaries, and the fixing of future monetary obligations of Crescent Operating's hospitality subsidiaries upon the termination of their respective leases and adopted the recommendations of the Compensation Committee of the Board on compensation for the officers of Crescent Operating, including Gerald W. Haddock as President and Chief Executive Officer, who, at the time, held the same offices at Crescent Real Estate.

         o At a meeting held June 10, 1999, the Board considered the terms of an agreement with Mr. Haddock relating to his resignation as an officer and director of Crescent Operating. At the same time, Mr. Haddock was also resigning as an officer and director of Crescent Real Estate . The final agreement with Mr. Haddock was ratified at a meeting of the Board held on June 17, 1999.

         o At a meeting held August 27, 1999, the Board discussed and approved the terms of an agreement with Magellan Health Services and Crescent Partnership for the restructuring of Charter Behavioral Health Systems, LLC or, CBHS, which was consummated in September 1999. At the same meeting, the Board received the recommendation of the Intercompany Evaluation Committee regarding lease of the Renaissance Hotel in Houston and approved the lease of that hotel by a subsidiary and guaranty of that



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


                  lease by Crescent Operating. The Board also ratified the March 1999 restructuring of its temperature controlled logistics investment.


         o At a meeting held February 11, 2000, the Board discussed the imminent bankruptcy of CBHS, which did file a voluntary petition in bankruptcy on February 16, 2000, and approved a proposal for a newly formed subsidiary of Crescent Operating to offer to purchase the core assets of CBHS out of bankruptcy using bank financing guaranteed by Mr. Rainwater, Chairman of the Board of Directors and Crescent Operating's largest stockholder. Crescent Operating's chief financial officer, Richard P. Knight, and its President and Chief Executive Officer, Mr. Goff, were appointed a special committee to negotiate and approve the terms of an asset purchase agreement for CBHS's core assets, to obtain from PricewaterhouseCoopers its professional advice about a fair, arm's length fee to be paid to Mr. Rainwater for guaranteeing the acquisition debt and to submit that advice to the full Board for its approval, and to negotiate and approve the other terms of an agreement with Mr. Rainwater to procure his guaranty.



         o At a meeting held March 6, 2000, the Board discussed various restructuring alternatives with Crescent Partnership regarding different assets of Crescent Operating made possible by the REIT Modernization Act. The Board also approved the asset purchase agreement for CBHS's core assets, a fee, within the range recommended by PricewaterhouseCoopers, to be paid to Mr. Rainwater for his guaranty of acquisition indebtedness, and the terms of an agreement with Mr. Rainwater for his guaranty; and the engagement of Sonoma Management to provide asset management and administrative services to the subsidiaries in the hospitality segment, with a guaranty by Crescent Operating of the obligations of its subsidiaries, on the terms set forth in a global agreement presented to the Board.



         o At a meeting held November 6, 2000, management gave the Board a detailed presentation on the current plan for restructuring Crescent Operating through a transaction with Crescent Partnership and SunTx , for the stated purpose of discerning whether the Board approved of the restructuring strategy before management proceeded with negotiating transaction agreements. In addition, the Board accepted the recommendation of the Intercompany Evaluation Committee to approve the restructuring of the Transportal Network Venture.



         o At a meeting held March 8, 2001, the Board received a report on the progress of the restructuring, received the report of Houlihan Lokey concerning its fairness opinion on the restructuring transaction and met with SunTx representatives. At this meeting, the Board determined to investigate the probable consequences to Crescent Operating and its constituencies, including its stockholders, of pursuing reorganization through bankruptcy, as an alternative to the restructuring transaction with Crescent Partnership and SunTx, and decided to request from Crescent Operating's legal counsel, Thompson & Knight, an analysis of the bankruptcy alternative. The Board also considered whether, outside of bankruptcy, the proposed restructuring represented the best of Crescent Operating's alternatives.



         o At a meeting held May 7, 2001, the Board listened to bankruptcy counsel from Thompson & Knight repeat to the full Board the bankruptcy analysis presentation which the counsel had given to the Intercompany Evaluation Committee. The Board also approved the retention of SunTx under a management agreement for Crescent Machinery, and accepted and approved a proposal for Crescent Partnership to be substituted for SunTx in the restructuring transactions if SunTx failed to close its portion of the transactions. In addition, the Board discussed the proposals, described above, made by Mr. Goff regarding the modification of Crescent Operating's $15.0 million term loan from Bank of America to provide debt service relief to Crescent Operating and liquidating COPI Colorado, L.P. to effect the transfer to Crescent Partnership of that interest in Crescent Development Management



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



                  Corp., but made no decisions regarding those proposals.



         o At a meeting held June 22, 2001, the Board found it to be in the best interests of Crescent Operating and its stockholders for Crescent Operating to enter into and perform the transactions contemplated by those agreements with Crescent Partnership and SunTx for the restructuring of Crescent Operating, and approved Crescent Operating's execution and delivery of those agreements and the submission of those agreements and the restructuring transactions contemplated thereby to the stockholders of Crescent Operating for their consideration and approval at the 2001 annual meeting of stockholders.



         o Following the resignations on February 13, 2002, of all directors other than Mr. Stevens, the Board, by written consent, found it to be in the best interests of Crescent Operating, its stockholders and other constituencies for Crescent Operating and certain subsidiaries to enter into and perform the transactions contemplated by the Settlement Agreement with Crescent Real Estate .



         o At a meeting held on October 1, 2002, Mr. Stevens, as sole director of Crescent Operating, approved and executed the amendment to the Settlement Agreement.


RECOMMENDATION OF THE SOLE DIRECTOR OF CRESCENT OPERATING

         The sole director of Crescent Operating recommends that you vote in favor of the Crescent Operating bankruptcy plan.

OPINION OF CRESCENT OPERATING'S FINANCIAL ADVISOR


         The Crescent Operating Board of Directors retained Houlihan Lokey as its financial advisor in connection with its evaluation of certain matters related to the bankruptcy plan and the transactions contemplated by the Settlement Agreement. On February 14, 2002, using publicly available information and information provided by Crescent Operating or its entities, Houlihan Lokey delivered to the Board of Directors its opinion that, as of such date and based upon and subject to the various limitations, qualifications and assumptions stated in its opinion, the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement is fair to the public stockholders of Crescent Operating from a financial point of view.



         Houlihan Lokey was retained as an independent financial advisor to assist the Board of Directors and the Intercompany Evaluation Committee of Crescent Operating in evaluating, from a financial point of view, only those aspects of the bankruptcy plan and the transactions contemplated by the Settlement Agreement that involved related party considerations. Houlihan Lokey was not requested to make evaluations regarding aspects of the contemplated transactions that the Board of Directors of Crescent Operating believed it could capably consider and evaluate and where such related party considerations were absent. As a result, the opinion of Houlihan Lokey does not address Crescent Operating's underlying business decision either to effect the transactions contemplated by the bankruptcy plan and the Settlement Agreement or the bankruptcy plan itself. Houlihan Lokey was not requested to, and did not, solicit third party indications of interest in selling all or any part of Crescent Operating. In addition, Houlihan Lokey did not evaluate, or include in its analysis any value attributable to, the claims being waived and releases being granted by Crescent Operating and the Crescent Operating stockholders, although Houlihan Lokey made an assessment of the value of the assets transferred to Crescent Real Estate under the bankruptcy plan. At the request of the Board of Directors of Crescent Operating, Houlihan Lokey did not negotiate or advise the Board of Directors of alternatives to the bankruptcy plan, the Settlement Agreement or the transactions contemplated thereby. Houlihan Lokey did not make, and was not requested by Crescent Operating to make, any recommendations as to the form or amount of consideration to be paid to Crescent Operating in connection with the bankruptcy plan and Settlement Agreement. Houlihan Lokey was not requested to, and did not, opine as to the overall fairness of the bankruptcy plan and Settlement Agreement to the public stockholders of Crescent Operating. Similarly, Houlihan Lokey was not requested



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

to, and did not, evaluate the fairness of the individual transactions contemplated by the bankruptcy plan and Settlement Agreement. Instead, the Intercompany Evaluation Committee of the Crescent Operating Board assessed the individual transactions contemplated by the bankruptcy plan and the Settlement Agreement, and determined that, taken as a whole, they were fair to the creditors and stockholders of Crescent Operating. Issues and concerns related to the limited scope of Houlihan Lokey's opinion are described in detail under the heading "Risk Factors - Risks Associated with the Crescent Operating Bankruptcy Plan - Limitations on the scope of Houlihan Lokey's fairness opinion could lead Crescent Operating's stockholders to assign too much importance to the fairness opinion in making their decision on whether to vote to approve the bankruptcy plan."



         A copy of Houlihan Lokey's written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is included as Annex B to this proxy statement/prospectus. Among other things, the Houlihan Lokey fairness opinion assumes that Crescent Operating's stockholders will receive shares of Crescent Real Estate with a value of between $0.32 and $0.50 per share, but specifically states that it would not necessarily change if Crescent Real Estate makes available to Crescent Operating additional funds, as Crescent Real Estate agreed to do in the October 2002 amendment to the Settlement Agreement and as described in "The Reorganization Transactions - Summary of the Reorganization Transactions
- Payment by Crescent Real Estate of Crescent Operating Claims and Expenses," that reduce the value of Crescent Real Estate common shares to below $0.32. YOU SHOULD READ HOULIHAN LOKEY'S OPINION CAREFULLY AND IN ITS ENTIRETY.


         Houlihan Lokey is a nationally recognized investment-banking firm. The board of directors of Crescent Operating selected Houlihan Lokey based on Houlihan Lokey's reputation and experience in investment banking generally and its recognized expertise in the valuation of assets and businesses related to the real estate industry. In connection with the prior proposed sale of assets and stock to Crescent Partnership and sale of preferred partnership interests to CRE Equipment Holdings, LLC and SunTx, Houlihan Lokey performed various analyses, including the issuance of a fairness opinion on October 1, 2000. Houlihan Lokey received $380,000 for the fairness opinion. Other than the fairness opinions delivered in connection with the previous reorganization proposals, Houlihan Lokey has no material prior relations with Crescent Operating or Crescent Operating's affiliates.


         Houlihan Lokey based its opinion of the financial fairness to the public stockholders of the transactions contemplated by the bankruptcy plan and the Settlement Agreement on the analyses described below. No restrictions or limitations were imposed on Houlihan Lokey with respect to its investigation of Crescent Operating or the procedures followed by Houlihan Lokey in rendering its opinion.




         In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

         1. held discussions with management of Crescent Operating, Crescent Real Estate and East West Partners;

         2.   reviewed historical operating statements for the hotel properties;

         3. reviewed the hotel lease agreements between the affiliates of Crescent Operating (as the lessees) and Crescent Real Estate (as the lessors);

         4. reviewed the balance sheet of RoseStar Management, LLC dated as of November 30, 2001;

         5. reviewed projections for the hotel properties, provided by Crescent Operating, for the period of operation corresponding with the remaining term of the lease;

         6. reviewed a legal entity ownership chart provided by Crescent Operating;


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


         7. reviewed projections for the life of the CRDI land development projects prepared by East West Partners;

         8. reviewed the internally prepared consolidating balance sheets and income statements for East West Resort Transportation LLC and East West Resort Transportation II LLC for the period ended December 31, 2001;

         9. reviewed historical operating statements and 2002 budgets for CDMC Palm Beach;

         10. reviewed projections for The Woodlands Land Development Company provided by Crescent Operating for the periods ending December 31, 2002 through December 31, 2011;

         11. reviewed projections for The Woodlands Operating Company provided by Crescent Operating for the periods ending December 31, 2002 through December 31, 2006;

         12. reviewed projections for Desert Mountain provided by Crescent Operating for the periods ending December 31, 2002 through December 31, 2010;

         13. reviewed the publicly available Securities and Exchange Commission filings of Crescent Operating, including the Form 10-K for the fiscal year ended December 31, 2000 and the Form 10-Q for the period ended September 30, 2001;

         14. reviewed the internally prepared consolidating balance sheet for CRDI for the period ended December 31, 2001;

         15. reviewed the internally prepared consolidating balance sheet of Crescent Operating for the periods ended November 30, 2000; December 31, 2000; and November 30, 2001;

         16. reviewed the internally prepared liquidation analysis of Crescent Operating, which is set forth in "The Reorganization Transactions
              - Liquidation Analyses - Table 1 - Liquidation Before Giving Effect to Settlement Agreement;"

         17. reviewed the AmeriCold management package, including income statement and balance sheet, for the fiscal year ended December 31, 2001;

         18. reviewed the AmeriCold budget for the fiscal year ended December 31, 2002;

         19.  reviewed a draft Settlement Agreement dated February 14, 2002; and

         20. conducted such other studies, analyses and inquiries as Houlihan Lokey deemed appropriate.

         The following chart indicates the relationship to Crescent Operating of each of the entities listed above. As of February 13, 2002, Crescent Operating had a direct or indirect interest in each of these entities:

                                       RELATIONSHIP TO CRESCENT OPERATING AS REPRESENTED TO
ENTITY                                 HOULIHAN LOKEY BY CRESCENT OPERATING MANAGEMENT
RoseStar Management, LLC               Crescent Operating has an ownership interest

Crescent Resort Development, Inc.      Crescent Operating has an indirect ownership interest

CDMC Palm Beach                        Crescent Operating has an indirect ownership interest

EastWest Resort Transportation LLC     Crescent Operating has an indirect ownership interest

EastWest Resort Transportation II LLC  Crescent Operating has an indirect ownership interest

CDMC Palm Beach                        Crescent Operating has an indirect ownership interest

Woodlands Land Development Co., LP     Crescent Operating has an indirect ownership interest

The Woodlands Operating Company, LP    Crescent Operating has an indirect ownership interest

Desert Mountain Properties, LP         Crescent Operating has an indirect ownership interest

AmeriCold                              Crescent Operating has an indirect ownership interest

         Houlihan Lokey did not independently verify the accuracy and completeness of, or assume any responsibility for, the information supplied to it with respect to Crescent Operating and Crescent Operating's affiliates. Houlihan Lokey did not make any physical inspection or independent appraisal of any of the properties or assets of Crescent Operating and Crescent Operating's affiliates. The opinion is based on business, economic, market and other conditions that existed and could be evaluated by Houlihan Lokey at the date of the opinion.

         Houlihan Lokey prepared the opinion in order to provide information to the Board of Directors in connection with its evaluation of the transactions contemplated by the bankruptcy plan and Settlement Agreement. The opinion is not a recommendation to Crescent Operating or any of its stockholders as to whether to approve or take action in connection with the bankruptcy plan. A copy of the opinion was delivered to the Board of Directors of Crescent Operating in accordance with the requirements of Houlihan Lokey's engagement letter with Crescent Operating. The opinion speaks only as of its date, and Houlihan Lokey is under no obligation to update the opinion at any time after the date thereof.


         Crescent Operating engaged Houlihan Lokey for total fees of approximately $225,000 for its services in connection with the opinion, plus reasonable out-of-pocket expenses incurred by Houlihan Lokey in connection therewith, including reasonable fees and expenses of its legal counsel. Crescent Operating paid Houlihan Lokey $225,000 upon execution of the engagement letter, and made subsequent payments totaling $14,270 for expenses upon receipt of periodic billings. No portion of the fees is or was contingent upon the consummation of the bankruptcy plan, Settlement Agreement or the conclusions reached in the opinion. Crescent Operating has not agreed to make any additional payments to Houlihan Lokey, other than payments required to be made to cover any additional expenses incurred by Houlihan Lokey in connection with the preparation of this proxy statement/prospectus.


Valuation Methodology

         Hotel/Resort Leases.

         In assessing the range of value of the hotel and resort leases, which include leases for the Denver Marriott, the Hyatt Beaver Creek, the Allegria Spa at the Hyatt Beaver Creek, the Hyatt Albuquerque, the Sonoma Mission Inn and Spa, the Ventana Inn and Spa, the Houston Renaissance, the Canyon Ranch Lenox, the Canyon Ranch Tucson, and the WECCR GP, Houlihan Lokey utilized the Discounted Cash Flow approach. In order to account for the risk of cash flows and the time value of money, Houlihan Lokey discounted the projected cash flows of each lease, as prepared by Crescent Partnership, at rates ranging from 13% to 18.5%, depending on specific qualitative and quantitative factors.

These factors included the location of the property, the historical performance of the property, the implicit risk of the projected cash flows, the market in which the property was located, the condition of the property, the competitive position of the property, and the economic outlook in general. Houlihan Lokey assessed a range of value of approximately $14.4 million to $15.4 million for the hotel and resort leases, not including the WECCR GP, as discussed below.

         Land Development Projects.

         In assessing the range of value of the land development projects, which include Desert Mountain, The Woodlands Land Development Company, and certain projects of CRDI, Houlihan Lokey also utilized the Discounted Cash Flow approach. In order to account for the risk of cash flows and the time value of money, Houlihan Lokey discounted estimated cash flows expected to be received by CRDI or Crescent Operating from the individual real estate project's projected cash flows, as prepared by Crescent Partnership or East West Partners, at rates ranging from 10% to 25%, depending on specific qualitative and quantitative factors. These factors included the location of the property, the historical performance of the property, the implicit risk of the projected cash flows, the market in which the property was located, the phase of the project, the applicable entitlement risk, construction risk, home building risk, financing risk, or market risk, the competitive position of the property, and the economic outlook in general.

         For those projects in which Crescent Operating or CRDI had an ownership of less than 100%, including Desert Mountain, The Woodlands Land Development Company, The Woodlands Country Club and Convention Center, and the projects of CRDI, Houlihan Lokey applied the respective ownership percentage to the discounted cash flow value to assess the ultimate range of value to Crescent Operating.

         Houlihan Lokey assessed Crescent Operating's assessed range of value at approximately $4.3 million to $4.6 million for Desert Mountain and approximately $9.7 million to $10.8 million for The Woodlands Land Development Company. The value of COPI Colorado and its interest in CRDI is summarized below.

         Crescent Resort Development, Inc. (formerly Crescent Development Management Corporation)/COPI Colorado.


         In assessing the range of value of CRDI, as represented by Crescent Operating's ownership of COPI Colorado, Houlihan Lokey summed the assessed value of CRDI's interests in its land development projects, described above, and going-concern businesses, described below. The assessed value of CRDI's interests in its land development projects and going concern businesses was between $122.591 and $151.123 million, including cash, and deducting the $180.4 million of debt owed to Crescent Partnership. Applying COPI Colorado's 10% ownership percentage and then adding cash at the COPI Colorado level, Crescent Operating common stock of 1.1 million shares, and a receivable from CRDI to COPI Colorado resulted in the total value of COPI Colorado. Houlihan Lokey assessed the range of value of COPI Colorado, which includes the 10% ownership in CRDI, from approximately $12.3 million to $15.1 million. Houlihan Lokey assessed that Crescent Operating's 60% ownership interest in COPI Colorado ranged in value from approximately $8.0 to $9.8 million.


         The valuation of CRDI included, without limitation, a valuation of the following going-concern businesses in which CRDI has an interest:


         East West Resort Transportation LLC and East West Resort Transportation II LLC. In assessing the range of value of East West Resort Transportation LLC and East West Resort Transportation II LLC, or collectively "East West Resort Transportation," Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach and the Gordon Growth Approach.


         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies to representative historical levels of East West Resort Transportation. Houlihan Lokey adjusted that value for debt to arrive at a minority equity value. A 25% control premium was then applied to arrive at a control equity range of value, and debt was added back for control enterprise range of value.

         With respect to the Gordon Growth Approach, Houlihan Lokey capitalized a projected level of earnings of East West Resort Transportation, as provided by East West Transportation, utilizing discount rates ranging from 14% to 16%, to consider the risk of the cash flows and the time value of money, and growth rates ranging from 2% to 4%.

         Utilizing the two approaches, based on a reasonable range of Control Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a control equity range of value of East West Resort Transportation. CRDI's 50% ownership was applied to the control equity value to assess the ultimate range of equity value to CRDI in East West Resort Transportation. Houlihan Lokey assessed that CRDI's value in East West Resort Transportation ranged from approximately $8.8 million to $9.8 million.

         CRDI Palm Beach, Inc. In assessing the range of value of CRDI Palm Beach, Houlihan Lokey utilized a Direct Capitalization Approach whereby Houlihan Lokey applied market-based debt free capitalization rates to representative historical and projected earnings levels of Manalapan Hotel Partners to arrive at a minority enterprise range of value. Capitalization rates applied to earnings levels of Manalapan Hotel Partners ranged from 8 to 10% for December 31, 2001 Earnings (loss) before interest expense, income taxes, depreciation and amortization or EBITDA; 8 to 10% for 2002 expected EBITDA; and 10 to 13% for "Normalized" EBITDA which was an average EBITDA of fiscal years ended December 31, 1998 through December 31, 2000.

         Utilizing this approach, based on a reasonable range of Minority Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a minority equity range of value of Manalapan Hotel Partners. CRDI Palm Beach's 25% ownership was applied to the minority equity range of value to assess the ultimate range of equity value to CRDI Palm Beach in Manalapan Hotel Partners. Houlihan Lokey assessed that CRDI Palm Beach's value in Manalapan Hotel Partners ranged from approximately $0.1 million to $4.0 million.

         The Woodlands Operating Company, L.P. In assessing the range of value of The Woodlands Operating Company, Houlihan Lokey utilized a variety of valuation methodologies, including the Market Multiple Approach, and the Enterprise Discounted Cash Flow approach.

         With respect to the Market Multiple Approach, Houlihan Lokey applied market-based multiples of comparable public companies, including Grubb & Ellis, Co., Insignia Financial Group, Inc., Jones Lang LaSalle, Inc. and Trammell Crow Company, to representative historical and projected earnings levels of The Woodlands Operating Company and applied a 20% control premium to arrive at a control equity range of value. The market-based multiples applied to the Woodlands Operating Company earnings levels ranged from between 5.0x to 5.5x December 31, 2001 EBITDA and from between 8.0x to 8.5x December 31, 2001 Earnings (loss) before interest expense and income taxes or EBIT. As there is no debt or preferred stock, the control equity value equals the control enterprise range of value.

         With respect to the Enterprise Discounted Cash Flow Approach, Houlihan Lokey discounted the projected cash flows of The Woodlands Operating Company, as provided by Crescent Operating, at rates ranging from 12% to 16% to consider the risk of the cash flows and the time value of money. A terminal multiple was then applied to the terminal year earnings. The sum of the discounted interim cash flows and the discounted terminal year cash flow represents the control enterprise range of value.

         Utilizing the two approaches, based on a reasonable range of Control Enterprise Value, adjusted for debt and cash, Houlihan Lokey arrived at a control equity range of value of The Woodlands Operating Company. Crescent Operating's ownership percentage was applied to the control equity range of value to assess the ultimate range of equity value of Crescent Operating's interest in The Woodlands Operating Company. Crescent Operating's pro rata assessed value in the WECCR GP was added to arrive at Crescent Operating's total value in The Woodlands Operating

Company. Houlihan Lokey assessed that Crescent Operating's value in The Woodlands Operating Company, including the WECCR GP, ranged from approximately $9.9 million to $11.0 million.

         CRL Investments, Inc. Houlihan Lokey applied an estimate of approximately $1.2 million, as provided by the management of Crescent Operating, to assess the range of value of Crescent Operating's investment in CRL.

         Canyon Ranch Tucson - FF&E. Houlihan Lokey applied the book value of approximately $6.9 million, as provided by the management of Crescent Operating, to assess the range of value of the fixed assets of the Canyon Ranch - Tucson.

Valuation Summary

         The following table summarizes the assessed range of value of Crescent Operating's holdings in its hospitality and land development segments:

DERIVED VALUES (ROUNDED)
(dollars in millions)

                                                                  Low                      High
                                                               ----------               ----------
    Hotel/Resort Leases                                        $   14.430        --     $   15.439
    Desert Mountain                                                 4.299        --          4.608
    The Woodlands Land Co.                                          9.719        --         10.820
    COPI Colorado                                                   8.040        --          9.780
    The Woodlands Operating Co. (includes WECCR GP)                 9.900        --         11.000
    CRL Investments                                                 1.200        --          1.200
    Canyon Ranch Tucson FF&E - Book Value                           6.874        --          6.874
Total Value of the Hospitality and Land Development Assets     $   54.462        --     $   59.721

COPI Cold Storage LLC


         Houlihan Lokey has been asked to rely upon the transaction value implied by Crescent Spinco's acquisition of Crescent Operating's equity interest in AmeriCold Logistics. This value was agreed upon based on negotiations between Crescent Real Estate and Crescent Operating. Crescent Operating determined that the price was fair in all respects based on its independent analysis of historic operating results and future estimates of operating income and determined that the price was sufficient and that it would be considered preemptive and in excess of a price it could reasonably expect from any third party. Therefore Crescent Operating did not deem it necessary to incur the expense of hiring Houlihan Lokey to render a separate fairness opinion with regard to the value of AmeriCold. No further conclusions have been reached by Houlihan Lokey.


         The aforementioned analyses required studies of the overall market, economic and industry conditions under which Crescent Operating and its entities operate, and Crescent Operating's and its entities' operating results. Research into, and consideration of, these conditions were incorporated into the analyses.


         In assessing the fairness of the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement, Houlihan Lokey analyzed the reasonableness of the consideration offered by Crescent Real Estate, including the debt and rent forgiveness, advances up to $10.5 million, between approximately $0.32 and $0.50 per share of Crescent Real Estate stock and repayment of the $15 million Bank of America obligation, in exchange for transfer of Crescent Operating's hospitality and land development assets and COPI Cold Storage. Based on its analysis, Houlihan Lokey is of the opinion that the aggregate consideration to be received by Crescent Operating in connection with the transactions contemplated by the bankruptcy plan and the Settlement Agreement is fair, from a financial point of view, to the public stockholders of

Crescent Operating. Houlihan Lokey did not evaluate, and does not offer any opinion relating to the other elements of the bankruptcy plan or Settlement Agreement, individually or in the aggregate.

         The opinion is based on the business, economic, market and other conditions as they existed as of the date of the opinion. Houlihan Lokey relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information reviewed by it in connection with rendering the opinion. Houlihan Lokey also assumed that the financial results and projections provided by Crescent Operating and its entities have been reasonably prepared and reflect the best current available estimates of the financial results, condition, and prospects of Crescent Operating. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to Crescent Operating and its affiliates and does not assume responsibility for such information. Except as described above, Houlihan Lokey did not make any physical inspection or independent appraisal of the specific properties, assets or liabilities of Crescent Operating or its entities.

         The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at the opinion, Houlihan Lokey did not attribute any particular weight to any one analysis or factor, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Houlihan Lokey believes its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses or this summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the opinion. Houlihan Lokey made numerous assumptions with respect to Crescent Operating and its affiliates, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Crescent Operating and its affiliates. The estimates contained in such analyses are not necessarily indicative of an actual range of values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the range of value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION TRANSACTIONS


         Richard E. Rainwater, who serves as the Chairman of the Board of Crescent Real Estate and served as the Chairman of the Board of Crescent Operating until February 2002, and John C. Goff, who serves as Vice Chairman and Chief Executive Officer of Crescent Real Estate and served as Vice Chairman, President and Chief Executive Officer of Crescent Operating until February 2002, have financial interests in the Crescent Operating bankruptcy plan. As of the record date, Mr. Rainwater was the beneficial owner of approximately [__]% of the outstanding Crescent Operating common stock and approximately [__]% of the outstanding Crescent Real Estate common shares. As of the same date, Mr. Goff was the beneficial owner of approximately [__]% of the outstanding Crescent Operating common stock and approximately [___]% of the outstanding Crescent Real Estate common shares. As beneficial owners of Crescent Real Estate common shares, Messrs. Rainwater and Goff may have interests in the Crescent Operating bankruptcy plan that differ from those of beneficial owners of Crescent Operating common stock who are not also owners of Crescent Real Estate common shares. As beneficial owners of Crescent Operating common stock, Mr. Rainwater and Mr. Goff will receive Crescent Real Estate common shares if the Crescent Operating bankruptcy plan is approved by the required vote of the shares of Crescent Operating common stock and confirmed by the bankruptcy court.



         Mr. Goff and Mr. Rainwater are also parties to a support agreement with Crescent Operating and Bank of America relating to Crescent Operating's $15.0 million obligation, plus accrued interest, to Bank of America. At the time Crescent Operating obtained the loan, Bank of America required, as a condition to making the loan, that Mr. Rainwater, the Chairman of the Board of Trust Managers of Crescent Real Estate and member of the strategic planning committee of Crescent Real Estate Equities, Ltd., and John C. Goff, Vice Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate and sole director, Chief Executive Officer and President of



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

Crescent Real Estate Equities, Ltd., enter into a support agreement with Crescent Operating and Bank of America, pursuant to which they agreed to make additional equity investments in Crescent Operating if Crescent Operating defaulted on payment obligations under its line of credit with Bank of America and the net proceeds of an offering of Crescent Operating securities were insufficient to allow Crescent Operating to pay Bank of America in full. Messrs. Goff and Rainwater have advised Bank of America that they believe that the support agreement will be unenforceable in a Crescent Operating bankruptcy. If the support agreement is held to be unenforceable, Messrs. Goff and Rainwater will have no obligation to Bank of America under the support agreement.



         Effective December 31, 2001, Crescent Operating, in connection with extending the maturity of its $15.0 million loan from Bank of America from December 31, 2001 to August 15, 2002, agreed to modify the loan from an unsecured to a secured credit facility. Crescent Operating, with the consent of Crescent Partnership which agreed to subordinate its security interest in Crescent Operating's 40% interest in AmeriCold Logistics in the Settlement Agreement, pledged all of its interest in AmeriCold Logistics to Bank of America to secure the loan. The amendment to the line of credit also waived Crescent Operating's default under the line of credit, as a result of Crescent Operating's failure to pay the principal balance in full on December 31, 2001. During August 2002, Bank of America further extended the maturity of this loan to January 15, 2003 and Crescent Operating, agreed to prepay interest for that time period in the amount of $0.3 million. These modifications delay, but do not reduce, any liability that Mr. Rainwater and Mr. Goff may have under the support agreement. Any future defaults by Crescent Operating under the line of credit will revive the default that was waived under the August 2002 amendment to the line of credit. In connection with the Crescent Operating bankruptcy plan, it is expected that Crescent Operating's line of credit with Bank of America will be fully repaid, and Messrs. Goff and Rainwater will be relieved of their potential personal liability under the support agreement, if any. As of September 30, 2002, the aggregate amount outstanding under the loan was $15.0 million, plus accrued interest.




         In addition, Mr. Goff was subject to conflicts of interest as a result of his participation in the initial proposal of the Crescent Operating bankruptcy plan and related agreements while serving simultaneously as an executive officer and trust manager of Crescent Real Estate and as an executive officer of Crescent Operating, but he did not participate in negotiations of the terms of the Settlement Agreement or bankruptcy plan.


         Jeffrey L. Stevens, Crescent Operating's current Chief Executive Officer and sole director, will serve as plan administrator of Crescent Operating's contemplated Chapter 11 bankruptcy. For more information regarding the plan administrator, see "The Plan of Reorganization - Implementation of the Plan of Reorganization - The Plan Administrator."



         Pursuant to the Crescent Operating bankruptcy plan, the current and former directors and officers of Crescent Operating and the current and former trust managers and officers of Crescent Real Estate will also receive certain liability releases from the Crescent Operating stockholders as described in "The Plan of Reorganization - Effects of the Confirmation of the Plan of Reorganization - Releases."



         In February and March 2002, pursuant to the terms of the Settlement Agreement, Crescent Operating transferred to Crescent Real Estate, in lieu of foreclosure, the assets of its hospitality segment and, pursuant to a strict foreclosure, the assets of its land development segment. Crescent Real Estate holds these assets through two newly organized corporations and one newly organized limited liability company that are wholly owned subsidiaries of Crescent Real Estate, or taxable REIT subsidiaries. In addition, in connection with the execution of the Settlement Agreement, Crescent Real Estate and Crescent Operating exchanged mutual releases. In pertinent part, Crescent Operating released any and all claims that it might have against Crescent Real Estate and its current and former trust managers and officers and Crescent Real Estate released any and all claims that it might have against Crescent Operating and its current and former directors and officers arising at any time prior to execution of the original Settlement Agreement. This release remains effective regardless of whether the bankruptcy plan is accepted by Crescent Operating's stockholders and/or confirmed by the bankruptcy court.

         In addition, pursuant to the Crescent Operating bankruptcy plan, Crescent Real Estate will receive certain liability releases from the Crescent Operating stockholders as described in "The Plan of Reorganization - Effects of Confirmation of the Plan of Reorganization - Releases."


RESTRICTIONS ON SALES OF CRESCENT REAL ESTATE COMMON SHARES BY AFFILIATES OF CRESCENT OPERATING


         All Crescent Real Estate common shares received by Crescent Operating stockholders under the Crescent Operating bankruptcy plan will be freely transferable, except that Crescent Real Estate common shares received by persons who are deemed to be "affiliates" of Crescent Operating under the Securities Act at the time of the special meeting may be resold by them only in transactions permitted by Rule 145 or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Crescent Operating under the Securities Act for such purposes generally include individuals or entities that control, are controlled by, or are under common control with, Crescent Operating and may include certain officers, former directors and the sole director and principal stockholders of Crescent Operating. The Crescent Operating bankruptcy plan requires Crescent Operating to use all reasonable efforts to cause each person, who in Crescent Operating's reasonable judgment (subject to Crescent Real Estate's counsel's reasonable satisfaction) may be deemed to be an affiliate, to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the Crescent Real Estate common shares issued to such person pursuant to the Crescent Operating bankruptcy plan in violation of the Securities Act or the rules and regulations promulgated by the Securities and Exchange Commission thereunder.


LISTING ON THE NEW YORK STOCK EXCHANGE OF CRESCENT REAL ESTATE COMMON SHARES TO BE ISSUED IN THE REORGANIZATION TRANSACTIONS


         Crescent Real Estate has agreed to cause the Crescent Real Estate common shares to be issued under the Crescent Operating bankruptcy plan and to use its reasonable best efforts to cause the Crescent Real Estate common shares to be listed on the NYSE on or prior to the to the confirmation of the Crescent Operating bankruptcy plan.


NO DISSENTERS' APPRAISAL RIGHTS


         There are no dissenters' appraisal rights available under applicable state corporate law with respect to the reorganization transactions. However, if a stockholder opposes the bankruptcy plan, the stockholder may vote against it. After the bankruptcy plan is filed with the bankruptcy court, a stockholder may file pleadings with the bankruptcy court explaining why it believes the bankruptcy plan should not be confirmed. The stockholder may hire an attorney to argue its position to the court. If the Crescent Operating bankruptcy plan is confirmed by the bankruptcy court, the Crescent Operating stockholders, including the stockholders who do not vote to accept the Crescent Operating bankruptcy plan, will be bound by all of the terms and conditions of the Crescent Operating bankruptcy plan. However, stockholders who vote against the bankruptcy plan, abstain or do not vote, and who do not receive or refuse to accept any consideration under the bankruptcy plan, will not be bound by the releases in the bankruptcy plan. Additionally, stockholders who sell their stock before the voting record date will not be bound by the release.


                           THE PLAN OF REORGANIZATION

OVERVIEW AND INCORPORATION BY REFERENCE


         CRESCENT OPERATING HAS NOT COMMENCED THE REORGANIZATION CASE UNDER THE BANKRUPTCY CODE. HOWEVER, IF CRESCENT OPERATING OBTAINS THE REQUISITE VOTES ACCEPTING THE BANKRUPTCY PLAN AS A RESULT OF THE SOLICITATION, CRESCENT OPERATING WILL FILE A VOLUNTARY PETITION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE TO COMMENCE THE REORGANIZATION CASE.

         IF THE BANKRUPTCY PLAN IS NOT ACCEPTED BY THE REQUIRED VOTE, CRESCENT OPERATING WILL LIKELY STILL FILE THE CHAPTER 11 CASE AND REQUEST THAT THE BANKRUPTCY COURT CONFIRM THE BANKRUPTCY PLAN UNDER THE "CRAMDOWN PROVISION" OF THE BANKRUPTCY CODE. THIS PROVISION WOULD PERMIT CONFIRMATION OF THE BANKRUPTCY PLAN IF THE COURT FINDS THAT THE BANKRUPTCY PLAN DOES NOT DISCRIMINATE UNFAIRLY AND IS FAIR AND EQUITABLE TO CRESCENT OPERATING'S STOCKHOLDERS. THE BANKRUPTCY PLAN PROVIDES THAT, IF THE BANKRUPTCY PLAN IS NOT ACCEPTED BY THE REQUIRED VOTE OF THE CRESCENT OPERATING STOCKHOLDERS, AND THE BANKRUPTCY PLAN IS CONFIRMED BY THE BANKRUPTCY COURT PURSUANT TO THE "CRAMDOWN PROVISION," THE CRESCENT OPERATING STOCKHOLDERS WILL NOT RECEIVE THE CRESCENT REAL ESTATE COMMON SHARES ISSUABLE TO THEM IF THE BANKRUPTCY PLAN IS ACCEPTED BY THE REQUIRED VOTE.

         The following is a brief summary of the material provisions of the Bankruptcy Code and material provisions of the Plan of Reorganization. The following discussion of the material provisions of the Plan of Reorganization is only a summary. For a complete and more detailed discussion of these provisions, please read the Plan of Reorganization, a copy of which is attached as Annex A to this proxy statement/prospectus and is incorporated herein by reference. The term "Debtor," as used in this section, refers to Crescent Operating, Inc.

BRIEF EXPLANATION OF CHAPTER 11


         Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. Under Chapter 11, a debtor is authorized to operate its business in the ordinary course while attempting to reorganize its business for the benefit of its creditors and equity security holders. In addition to facilitating the rehabilitation of the debtor, reorganization under Chapter 11 is intended to promote equality of treatment of creditors and equity security holders of equal rank with respect to the distribution of the debtor's assets. In furtherance of these goals, upon filing of a petition for reorganization under Chapter 11, section 362 of the Bankruptcy Code generally provides for an automatic stay of substantially all actions and proceedings against the debtor and its properties, including attempts to collect debts or enforce liens that arose prior to the commencement of the debtor's case under Chapter 11.


         Consummation of a plan of reorganization is the principal objective of a Chapter 11 reorganization case. In general, a Chapter 11 plan of reorganization:

         o    divides most claims and interests into classes;

         o specifies the property, distribution or other treatment that each member of a class is to receive under the bankruptcy plan on account of its claim or interest, if any; and

         o contains other provisions necessary or appropriate to the reorganization of the debtor.


         Confirmation of a plan of reorganization by a bankruptcy court makes the bankruptcy plan binding upon the debtor, any issuer of securities under the bankruptcy plan, any person acquiring property under the bankruptcy plan and any creditor or interest holder of the debtor. Except as specifically provided in the plan of reorganization or the order confirming the bankruptcy plan, the order confirming the bankruptcy plan discharges the debtor from any debt that arose prior to the date that the bankruptcy plan becomes effective to the fullest extent authorized or provided for by the Bankruptcy Code or other applicable law, and substitutes for such indebtedness the obligations specified in the bankruptcy plan of reorganization.


CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

         The bankruptcy plan classifies claims against and interests in the Debtor into eight (8) classes. Administrative claims, which are claims for costs and expenses of administration of the bankruptcy case including (i) the costs of preserving the Debtor's assets and operating its business after the filing date and (ii) professional fees incurred in connection with the reorganization, are not classified. These claims will be paid in full on the effective date (the date on which all conditions to the effectiveness of the bankruptcy plan are satisfied) of the bankruptcy plan or as soon thereafter as practicable or when due in the ordinary course of the Debtor's business. Certain priority tax claims are also not classified. These claims will also be paid in full on or soon after the effective date.

         Section 1122 of the Bankruptcy Code requires that a claim or interest may be placed in a particular class only if it is substantially similar to all other claims in that class. Creditors and interest holders may object to the classification of claims or interests.

         The bankruptcy plan includes two classes of secured claims; the Crescent Real Estate secured claims and the Bank of America secured claims. The holders of claims in these classes are impaired and are entitled to vote on the bankruptcy plan. Class 1 is the allowed Crescent Real Estate secured claims. Crescent Real Estate will retain its pre-petition liens and upon Crescent Real Estate's request, reorganized Crescent Operating shall deliver and transfer to Crescent Real Estate any and all Crescent Operating property pledged to Crescent Real Estate. The parties anticipate that any and all remaining assets of Crescent Operating, other than the 40% partnership interest of COPI Cold Storage in AmeriCold Logistics, will be transferred to Crescent Real Estate prior to or on the bankruptcy plan effective date on account of Crescent Real Estate's Class 1 secured claims. Class 2 is the Bank of America secured claims. Bank of America's claim will either (i) be paid in full as soon after the effective date as is practicable, or (ii) the Debtor will deliver the 40% partnership interest of COPI Cold Storage in AmeriCold Logistics, Bank of America's collateral, to Bank of America in full satisfaction of it's allowed secured claim.


         Class 3 includes claims entitled to priority treatment under 11 U.S.C.
Section 507(a) other than administrative claims and pre-petition priority tax claims. Class 3 is not impaired and is not entitled to vote on the bankruptcy plan. These claims will be paid in full. Class 3 claims will consist primarily of unpaid pre-petition salaries and benefits. Crescent Operating estimates that Class 3 claims will be approximately $1.1 million.



         Class 4 includes the claims of general unsecured creditors. Class 4 is not impaired and is not entitled to vote on the bankruptcy plan. Because the Debtor is essentially a holding company, it does not have significant general unsecured claims. The holders of Class 4 unsecured claims will be paid in full as soon as practicable after the later of (i) the effective date, (ii) the date on which the claim is no longer disputed, or (iii) the date such payment becomes due in the ordinary course of business. Crescent Operating estimates that the total Class 4 claims will be approximately $0.5 million. This estimate does not include the claims that the Crescent Machinery Committee has stated that it intends to assert against Crescent Operating. If the total obligations of Crescent Operating to the unsecured creditors of Crescent Operating identified in the original Settlement Agreement, plus newly asserted claims such as those of the Crescent Machinery Committee, exceed the amount of funds that Crescent Real Estate will make available to Crescent Operating for the payment of these claims, there is a risk that the bankruptcy court will not confirm the bankruptcy plan.



         Class 5 includes the holders of certain promissory notes secured by assets of Crescent Machinery, a Crescent Operating subsidiary that commenced a Chapter 11 bankruptcy case on February 6, 2001. Class 5 is impaired and the holders of the allowed claims in Class 5 are entitled to vote on the bankruptcy plan. Crescent Real Estate purchased the promissory notes from their original holders in February 2002 for $1.7 million. This amount will be included as an expense for purposes of determining the number of Crescent Real Estate common shares to be distributed to the stockholders of Crescent Operating pursuant to the bankruptcy plan. The amount of principal and interest outstanding on the Class 5 claims as of September 30 , 2002 was $2.8 million. If the bankruptcy plan is confirmed, Crescent Real Estate will not receive a distribution on account of its Class 5 claim from Crescent Operating but will retain its liens on certain assets of Crescent Machinery.


         Class 6 includes Crescent Real Estate's unsecured claims. Class 6 is impaired and Crescent Real Estate is entitled to vote on the bankruptcy plan. Upon Crescent Real Estate's request, Crescent Operating shall deliver and transfer to Crescent Real Estate any and all Crescent Operating property not otherwise distributed under the bankruptcy plan; provided, however, that if the bankruptcy plan is confirmed, whether consensually or over the objection of other holders of allowed claims or interests, Crescent Real Estate agrees not to object to confirmation on the grounds that it may not receive a distribution under the bankruptcy plan on account of its unsecured claim and that its unsecured claim is treated less favorably than other unsecured claims. The treatment of Crescent Real Estate's secured Class 1 and unsecured Class 6 claims leaves open the possibility that Crescent Operating assets may be transferred to Crescent Real Estate after the effective date of the bankruptcy plan. The vast majority of Crescent Operating's assets have already been transferred to Crescent Real Estate and it is contemplated that all assets of value, other than the interest in COPI Cold Storage, will be transferred to Crescent Real Estate before the effective date.


         Class 7 consists of the interests of holders of Crescent Operating common stock. Class 7 is impaired and is entitled to vote on the bankruptcy plan. Class 7 is treated differently depending on whether or not Class 7 accepts the bankruptcy plan. If Class 7 accepts the bankruptcy plan, Crescent Real Estate will pay on the effective date of the bankruptcy plan or the date upon which the bankruptcy plan becomes final, at Crescent Real Estate's election, or as soon thereafter as practicable to each holder of Crescent Operating common stock, the product of (i) (A) the number of shares of Crescent Operating common stock owned by such holder on the confirmation date, divided by (B) the total number of shares of Crescent Operating common stock outstanding on the confirmation date, and (ii) the quotient of (A) the consideration amount, as described below, and (B) the average of the daily closing prices per Crescent Real Estate common share as reported on the New York Stock Exchange Composite Transaction reporting system for the 10 consecutive NYSE trading days immediately preceding the date a confirmation order is entered on the docket in the bankruptcy case. The consideration amount will equal the greater of:



         o    approximately $2.16 million; and



         o $16.0 million minus the total amount of payments made by Crescent Real Estate or claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions including expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim.



         No certificate or scrip representing fractional Crescent Real Estate common shares shall be issued, and all fractional shares shall be rounded up or down to the nearest whole Crescent Real Estate common share. The Crescent Operating common stock shall be cancelled. If Class 7 rejects the bankruptcy plan, and the bankruptcy plan is still confirmed by the bankruptcy court, Class 7 will receive no distribution under the bankruptcy plan, and the Crescent Operating stock shall still be cancelled.


         Class 8 consists of the holders of all warrants and stock options that are still exercisable but that have not been exercised. Class 8 is impaired but it is not entitled to vote on the bankruptcy plan because it is deemed to have rejected the bankruptcy plan. Class 8 will receive no distribution under the bankruptcy plan and the warrants and stock options shall be cancelled on the effective date.

         The creditors in Class 1 and Class 2 are Crescent Real Estate and Bank of America. Each of these impaired creditors will be provided with this proxy statement/prospectus in connection with solicitation of its pre-petition approval of the bankruptcy plan. Crescent Operating anticipates that all voting on the bankruptcy plan will be completed in the pre-petition period.


CONDITIONS TO OCCURRENCE OF THE EFFECTIVE DATE



         The bankruptcy plan provides that, except as expressly waived by Debtor with the consent of Crescent Real Estate, it is a condition to the effectiveness of the bankruptcy plan that:


         o the bankruptcy court has signed the confirmation order, and the clerk of the bankruptcy court has duly entered the confirmation order on the docket for the reorganization case in a form and substance that is acceptable to Debtor;

         o the confirmation order has become effective and has not been stayed, modified, reversed or amended; and


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



         o Crescent Real Estate has received all regulatory approvals and authorizations necessary to create Crescent Spinco and effect the related transaction.

EXECUTORY CONTRACTS AND UNEXPIRED LEASES


         An executory contract generally is described as a contract on which performance remains due from both parties to the contract. The bankruptcy plan provides for the rejection of all executory contracts and unexpired leases to which Debtor is a party as of the date of the confirmation of the bankruptcy plan, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to a final order or (ii) is the subject of a pending motion for authority to assume the contract or lease filed by Debtor prior to the date of the confirmation of the bankruptcy plan. Because Crescent Operating is essentially a holding company, it is not a party to material executory contracts, other than the Settlement Agreement, or unexpired leases. Crescent Operating does not intend to reject the Settlement Agreement. If Crescent Operating were to reject the Settlement Agreement, it would constitute a breach of the Settlement Agreement. Crescent Real Estate would be relieved of its obligation to pay Crescent Operating's creditors and to distribute Crescent Real Estate common shares to Crescent Operating stockholders under the terms of the bankruptcy plan. As a result, the bankruptcy plan would not be feasible. Additionally, Crescent Operating would be liable for the damages, if any, that its breach caused Crescent Real Estate. Rejection of the Settlement Agreement would not affect or undo Crescent Operating's transfers of Crescent Real Estate's collateral to it. Crescent Operating, however, would lose all of the benefits it otherwise would have received under the Settlement Agreement following any rejection of the Settlement Agreement.


         The bankruptcy plan establishes a bar date for the filing of claims arising out of the rejection of executory contracts and unexpired leases.

MODIFICATIONS OF PLAN OF REORGANIZATION; SEVERABILITY OF PROVISIONS


         Crescent Operating reserves the right, in accordance with the Bankruptcy Code, to amend or modify the bankruptcy plan prior to the entry of the confirmation order. After the entry of the confirmation order, Crescent Operating, as it is reorganized pursuant to the bankruptcy plan, may, upon order of the bankruptcy court, amend or modify the bankruptcy plan in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the bankruptcy plan in such manner as may be necessary to carry out the purpose and intent of the bankruptcy plan. Any modification of the bankruptcy plan, whether before or after confirmation, requires the consent of Crescent Real Estate in its sole discretion.


         If, prior to the confirmation of the bankruptcy plan, any term or provision of the bankruptcy plan that does not govern the treatment of claims, interests or the conditions of the effective date of the bankruptcy plan, is held by the bankruptcy court to be invalid, void or unenforceable, the bankruptcy court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the bankruptcy plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The confirmation order shall constitute a judicial determination and will provide that each term and provision of the bankruptcy plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

CONFIRMATION OF THE PLAN OF REORGANIZATION

The Confirmation Hearing


         Section 1128(a) of the Bankruptcy Code requires the bankruptcy court, after notice, to hold a confirmation hearing at which Crescent Operating will seek confirmation of the bankruptcy plan. Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a bankruptcy plan. Even if the bankruptcy plan



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is accepted by the class of Crescent Operating stockholders, an individual stockholder may object to confirmation of the bankruptcy plan.


         Notice of the confirmation hearing will be provided to all holders of claims and interests, and to other parties in interest, in a notice to be approved by the bankruptcy court at Crescent Operating's request. Crescent Operating will seek approval of a confirmation notice providing that (1) the confirmation hearing may be adjourned from time to time by the bankruptcy court without further notice except for an announcement of the adjourned date made at the confirmation hearing or any adjournment thereof, (2) objections to confirmation must be made in writing, specifying in detail the name and address of the person or entity objecting, the grounds for the objection, and the nature and amount of the claim or interest held by the objector, if applicable, and (3) objections must be filed with the bankruptcy court, together with proof of service, and served upon the parties designated in the confirmation notice, on or before the time and date designated in the confirmation notice as being the last day for serving and filing objections to confirmation of the bankruptcy plan. Objections to confirmation of the bankruptcy plan are governed by bankruptcy rule 9014 and the local rules of the bankruptcy court. UNLESS AN OBJECTION TO CONFIRMATION IS TIMELY SERVED AND FILED IT MAY NOT BE CONSIDERED BY THE BANKRUPTCY COURT.


Requirements For Confirmation Under Section 1129(A) Of The Bankruptcy Code


         In order for the bankruptcy plan to be confirmed, and regardless of whether all impaired classes of claims and interests vote to accept the bankruptcy plan, the Bankruptcy Code requires the bankruptcy court to determine independently that the bankruptcy plan complies with the requirements of section 1129(a) of the Bankruptcy Code.


         The requirements of section 1129(a) include, among others:


    o that the bankruptcy plan complies, and Crescent Operating in proposing the bankruptcy plan has complied, with the applicable provisions of Chapter 11;


    o that the bankruptcy plan is proposed in good faith and not by any means forbidden by law;

    o that any payment made or to be made by Crescent Operating or by a person issuing securities or acquiring property under the bankruptcy plan for services, costs or expenses in connection with the reorganization case, or in connection with the bankruptcy plan and incident to the reorganization case, has been approved by or is subject to approval by the bankruptcy court as reasonable;

    o as discussed more fully below, that, to the extent any holder of a claim or interest in an impaired class under the bankruptcy plan has not accepted the bankruptcy plan, the bankruptcy plan is in the "best interests" of such holder; and

    o    as discussed more fully below, that the bankruptcy plan is "feasible."

         Crescent Operating believes that all applicable requirements of section 1129(a) of the Bankruptcy Code will be satisfied at the confirmation hearing.


         Best Interests Test. Under the "best interests" test, a plan is confirmable if, with respect to each impaired class of claims or interests, each holder thereof either (1) accepts the bankruptcy plan or (2) will receive or retain under the bankruptcy plan, on account of its claim or interest, property of a value, as of the effective date of the bankruptcy plan that is not less than the value such holder would receive or retain if the debtor were liquidated under Chapter 7 of the Bankruptcy Code on the same date.



         To determine what amount the holders in each impaired class of claims or interests would receive if the debtor were liquidated on the effective date of the bankruptcy plan, the bankruptcy court must determine the dollar amount



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
that would be generated from a liquidation of the assets and properties of the debtor in the context of a hypothetical Chapter 7 liquidation case. The cash amount that would be available for non-administrative priority and unsecured claims against, and interests in, the debtor would consist of the proceeds from disposition of the assets of the debtor, augmented by the cash held by the debtor at the time of the commencement of the hypothetical Chapter 7 case. This amount would be reduced by the amount of any secured claims, the costs and expenses of the hypothetical Chapter 7 liquidation, unpaid administrative expenses of the Chapter 11 case and additional administrative expense claims resulting from the termination of the debtor's business in Chapter 7.


         Liquidation costs under Chapter 7 would include fees payable to the Chapter 7 trustee, fees payable to attorneys and other professionals that the trustee might engage, asset disposition expenses, litigation costs and claims arising from the operations of Crescent Operating's business during the Chapter 7 case. Administrative claims in the liquidation would also include unpaid expenses incurred by the debtor during the Chapter 11 case, such as compensation for attorneys, financial advisors and accountants, as well as costs and expenses of members of any committee appointed in the Chapter 11 case. In addition, administrative claims may arise by reason of the breach or rejection in the hypothetical Chapter 7 case of executory contracts or unexpired leases entered into or assumed by Crescent Operating during the pendency of the Chapter 11 case.



         To determine if the bankruptcy plan is in the best interests of Crescent Operating's stockholders, the value of the distributions to Crescent Operating's shareholders from proceeds of a hypothetical Chapter 7 liquidation, less the estimated costs and expenses attributable thereto, is compared to the value offered under the bankruptcy plan to such stockholders. For a summary of the liquidation analysis, and the material assumptions Crescent Operating relied upon, see "The Reorganization Transactions - Liquidation Analyses." Crescent Operating is not aware of any events subsequent to the liquidation analyses dates that would materially impact the liquidation analyses. There can be no assurance that the assumptions underlying the liquidation analyses would be made or accepted by the bankruptcy court. However, as set forth below, Crescent Operating believes that hypothetical liquidation under Chapter 7 would result in no distributions being made to general unsecured creditors or Crescent Operating's stockholders, compared to full payment of claims of general unsecured creditors, and distributions of Crescent Real Estate common shares to Crescent Operating's stockholders whose stock is being cancelled. Based upon the liquidation analysis, Crescent Operating believes that the bankruptcy plan is in the best interests of Crescent Operating's stockholders because such holders will receive distributions under the bankruptcy plan of a value, as of the effective date greater than the amount such holders would receive if the debtor were liquidated under Chapter 7 of the Bankruptcy Code as of the same date.


Feasibility of the Plan of Reorganization.

         The court may confirm the bankruptcy plan only if it finds that the bankruptcy plan is feasible and is not likely to be followed by the liquidation or further need for reorganization of the debtor. In this case, Crescent Operating is liquidating and thus the bankruptcy plan is feasible if reorganized Crescent Operating can make the distributions required by the bankruptcy plan.


         The bankruptcy plan's feasibility is primarily dependent on Crescent Real Estate's performance of its obligations under the Settlement Agreement. Pursuant to the Settlement Agreement, Crescent Real Estate will make sufficient funds available to Crescent Operating to pay in full or otherwise resolve those creditor claims of Crescent Operating that Crescent Operating identified in the original Settlement Agreement, other than the Crescent Real Estate claims, and to cover budgeted expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan. Specifically, Crescent Real Estate has committed to pay up to $5.0 million of Crescent Operating's cash flow shortage from the original execution of the Settlement Agreement through the entry of a final decree in the bankruptcy case. These operating expenses include the anticipated unsecured claims of parties with whom Crescent Operating does business on an ordinary course basis as well as all the expense of consummating the Settlement Agreement, including the transactions between Crescent Real Estate and Crescent Operating affiliates, and the expenses of the bankruptcy case. Crescent Operating believes that this amount is sufficient to pay the designated



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


expenses. However, if it is insufficient, the bankruptcy plan may not be feasible unless Crescent Real Estate agrees to fund any excess.


         In connection with the Settlement Agreement and with the purpose of facilitating confirmation of the bankruptcy plan, Crescent Real Estate has agreed to subordinate its lien in the COPI Cold Storage equity interests to allow Crescent Operating to pledge this asset to Bank of America. Crescent Real Estate has also agreed to create a new subsidiary, Crescent Spinco, to purchase the COPI Cold Storage equity interests and to thereby provide Crescent Operating with funds to satisfy the Bank of America claim. If Crescent Real Estate is unsuccessful in obtaining the requisite regulatory and other approvals for the creation of Crescent Spinco, the bankruptcy plan will still be feasible as to Bank of America since it will hold a first lien security interest on the COPI Cold Storage equity interests, which have a value sufficient to satisfy Bank of America's claim.



         Finally, Crescent Real Estate has agreed to advance additional amounts of up to $8.772 million to satisfy all other claims against Crescent Operating. These amounts, and other amounts that Crescent Real Estate funds to Crescent Operating, or to creditors on Crescent Operating's behalf, to make the bankruptcy plan feasible, will reduce the value of the distribution to Crescent Operating stockholders. However, if the bankruptcy plan is accepted by the Crescent Operating stockholders and approved by the bankruptcy court, the distribution to Crescent Operating will not be less than approximately $2.16 million, or $0.20 per share of Crescent Operating common stock regardless of the other amounts that Crescent Real Estate funds. Crescent Operating currently estimates that Crescent Real Estate will need to advance funds sufficient to pay in full or otherwise resolve total claims and expenses of between $10.6 million to $13.8 million.



         The most significant element of the bankruptcy plan's feasibility is Crescent Real Estate's ability to perform its obligations under the Settlement Agreement. Crescent Operating believes that Crescent Real Estate has the ability to perform its obligations and will perform. There are no material uncertainties regarding Crescent Real Estate's ability to perform. Crescent Real Estate will use funds obtained primarily from cash flow provided by operating activities to meet its obligations.



         Crescent Real Estate has not agreed to pay all claims against Crescent Operating, but has agreed to pay all claims that were identified by Crescent Operating in the original Settlement Agreement. On June 10, 2002, the attorneys for the Official Unsecured Creditors' Committee of Crescent Machinery delivered a letter to Crescent Operating and to certain of its current and former officers and directors alleging that Crescent Operating and others have substantial liability for certain actions or failures to act by Crescent Operating and certain of its officers and directors. If a court determines that Crescent Operating has liability to Crescent Machinery, the amount of Crescent Operating's liability to its unsecured creditors may exceed the amounts that Crescent Real Estate will agree to make available to Crescent Operating for payments on account of creditors' claims. Because Crescent Operating has no other sources of funds to pay its creditors' claims, the bankruptcy plan may not be feasible if Crescent Operating is found liable to Crescent Machinery and the amount owed to all unsecured creditors exceeds the amount that Crescent Real Estate will agree to pay under the Settlement Agreement.


         Crescent Real Estate has agreed that if the bankruptcy plan is confirmed, Crescent Real Estate's administrative expense claim arising out of its funding of Crescent Operating's post-petition operations and professional fees will be satisfied in the same manner as its Class 1 claims and Crescent Real Estate will not object to the bankruptcy plan on the grounds that its administrative expense claim is not getting paid in full in cash on the effective date of the bankruptcy plan.

IMPLEMENTATION OF THE PLAN OF REORGANIZATION

Funding of Obligations by Crescent Partnership and Crescent Real Estate under Settlement Agreement.


         On the effective date, to the extent that Crescent Operating has insufficient funds to make the payments to holders of allowed administrative and priority claims and Class 3, 4 and 5 Claims, Crescent Partnership shall provide Crescent Operating with sufficient funds to pay such allowed claims in accordance with, and as limited by, the terms of the Settlement Agreement.


Transfer of Crescent Real Estate Common Shares to Plan Administrator.


         If Class 7 (the holders of Crescent Operating common stock) accepts the bankruptcy plan, Crescent Real Estate shall deposit with the plan administrator, in trust for the holders of Crescent Operating common stock whose shares are being converted under the bankruptcy plan, certificates representing the Crescent Real Estate common shares issuable to the Crescent Operating common stockholders.



Registration of Crescent Real Estate Common Shares


         Prior to the effective date, Crescent Real Estate will have registered under the Securities Act of 1933 all of the Crescent Real Estate common shares issuable under the bankruptcy plan.



Purchase of COPI Cold Storage Interests by Crescent Spinco

         Prior to the effective date, Crescent Real Estate shall spin-off to Crescent Real Estate's shareholders Crescent Spinco, which will be capitalized with at least $15.0 million. Crescent Spinco shall acquire all of Crescent Operating's interest in COPI Cold Storage. The purchase price for the equity interests in COPI Cold Storage shall be an amount to be agreed upon between Crescent Partnership and Crescent Operating, which shall be not less than $15.0 million and not more than $15.5 million. Crescent Operating shall use all of the proceeds as are necessary to repay the full principal balance (including accrued and unpaid interest) of the Bank of America secured claims.

Issuance of New Crescent Operating Common Stock

         On the effective date, pursuant to the confirmation order and without any further action by the stockholders or directors of the Debtor or the reorganized Crescent Operating, the reorganized Crescent Operating shall issue a single share of Crescent Operating common stock which shall be held by the plan administrator as nominee for the holders of allowed claims against Debtor.

Cancellation of Old Crescent Operating Common Stock


         On the effective date, the Crescent Operating common stock shall be terminated and canceled, and the statements of resolution governing such Crescent Operating common stock shall be rendered void. Thereafter, the only outstanding share of common stock the reorganized Crescent Operating will be held by the plan administrator, as nominee. If the bankruptcy plan is accepted by the stockholders of Crescent Operating and confirmed by the bankruptcy court, the holders of Crescent Operating common stock on the date of entry of the confirmation order shall be entitled to receive common shares of Crescent Real Estate as set forth elsewhere in this proxy statement.


Corporate Action


         Upon entry of the confirmation order, the following shall be and be deemed authorized and approved in all respects: (i) the filing by reorganized Crescent Operating of the Amended Certificate of Incorporation, and (ii) the Amended Bylaws. On the effective date, or as soon thereafter as is practicable, the reorganized Crescent Operating shall file with the Secretary of State of the State of Delaware, in accordance with applicable state law, the Amended Certificate of Incorporation which shall conform to the provisions of the bankruptcy plan and prohibit the issuance of non-voting equity securities. On the effective date, the matters provided under the bankruptcy plan involving the capital and corporate structures and governance of the reorganized Crescent Operating shall be deemed to have occurred and shall be in effect from and after the effective date pursuant to applicable state laws without any requirement of further action by the stockholders or directors of the Debtor or the reorganized Crescent Operating. On the effective date, the reorganized Debtor shall be authorized and directed to take all necessary and appropriate actions to effectuate the transactions contemplated by the bankruptcy plan and this proxy statement/prospectus.

The Plan Administrator


         On the effective date, the officers and board of directors of the Debtor shall be deemed removed from office pursuant to the confirmation order and the operation of the reorganized Debtor in accordance with the provisions of the bankruptcy plan shall become the general responsibility of the plan administrator pursuant to and in accordance with the provisions of the bankruptcy plan and Plan Administration Agreement. Mr. Jeffrey L. Stevens, Crescent Operating's current chief executive officer and sole director, will serve as plan administrator. The primary responsibility of the plan administrator is to make the distributions provided in the bankruptcy plan, to wind up Crescent Operating's affairs and to prepare it for dissolution.



         Responsibilities. The responsibilities of the plan administrator shall include prosecuting objections to and estimations of claims; calculating and making all distributions in accordance with the bankruptcy plan; filing all required tax returns and paying taxes and all other obligations on behalf of the reorganized Debtor; providing to Crescent Partnership on a monthly basis an accounting of claims paid; an estimation of claims remaining to be paid; funds held by reorganized Crescent Operating; and additional funds required from Crescent Partnership to pay allowed claims and the expenses of reorganized Crescent Operating, including the expenses of the plan administrator; and such other responsibilities as may be vested in the plan administrator pursuant to the bankruptcy plan, the bankruptcy plan Administration Agreement or bankruptcy court order or as may be necessary and proper to carry out the provisions of the bankruptcy plan.


         Powers. The powers of the plan administrator shall, without bankruptcy court approval in each of the following cases, include the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the reorganized Debtor from the Debtor's bank accounts in accordance with the plan; the power to engage employees and professional persons to assist the plan administrator with respect to its responsibilities; the power to compromise and settle claims and causes of action on behalf of or against the reorganized Debtor; and such other powers as may be vested in or assumed by the plan administrator pursuant to the plan, the Plan Administration Agreement, the Amended Certificate of Incorporation, the Amended By-Laws or bankruptcy court order or as may be necessary and proper to carry out the provisions of the plan.

         Compensation. In addition to reimbursement for the actual out-of-pocket expenses incurred, the plan administrator shall be entitled to reasonable compensation for services rendered on behalf of the reorganized Debtor in an amount and on such terms as may be agreed to by the Debtor as reflected in the Plan Administration Agreement. Any dispute with respect to such compensation shall be resolved by agreement among the parties or, if the parties are unable to agree, determined by the bankruptcy court.

         Information and Reporting. The plan administrator shall file reports with the bankruptcy court no less often than as soon as practicable after the end of every calendar quarter with respect to the status of the execution and implementation of the bankruptcy plan, including amounts expended for administrative expenses, amounts distributed to creditors and the amount of unpaid or disputed claims.


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
         Termination. The duties, responsibilities and powers of the plan administrator shall terminate on the date following the entry of the final decree in the bankruptcy case on which the reorganized Debtor is dissolved under applicable state law in accordance with the bankruptcy plan.


MANNER OF DISTRIBUTION OF PROPERTY UNDER THE PLAN OF REORGANIZATION


Distribution Procedures


         Except as otherwise provided in the bankruptcy plan, all distributions of cash and other property shall be made by the reorganized Debtor or the plan administrator on the later of the effective date, the date a claim or interest becomes an allowed claim or interest, or the date upon which the bankruptcy plan becomes final, at Crescent Real Estate's election, or as soon thereafter as practicable. Distributions required to be made on a particular date shall be deemed to have been made on such date if actually made on such date or as soon thereafter as practicable. No payments or other distributions of property shall be made on account of any claim or portion thereof unless and until such claim or portion thereof is allowed.



         For purposes of applying this section, the holders of allowed interests under or evidenced by Crescent Operating common stock shall, in the case of Crescent Operating common stock held in "street name," mean the beneficial holders thereof as of the confirmation date. The total number of Crescent Real Estate shares to be distributed under the bankruptcy plan may not be determined as of the date of the initial distribution.



         If a subsequent distribution is required due to unresolved claims as of the effective date, it may be made, at Crescent Real Estate's election, in cash or in additional shares of Crescent Real Estate common shares. If the distribution is in additional Crescent Real Estate shares, the number of shares shall be determined using the same Crescent Real Estate stock price as is used to determine the number of shares in the initial distribution.


Distribution of Crescent Real Estate Common Shares


         The plan administrator shall distribute all of the Crescent Real Estate common shares to be distributed under the bankruptcy plan. If Class 7 accepts the bankruptcy plan and the bankruptcy plan is confirmed by the bankruptcy court, the initial distribution of Crescent Real Estate common shares on account of allowed interests shall be either on the effective date or, at Crescent Real Estate's election, on the date upon which the order confirming the bankruptcy plan became final, or as soon thereafter as practicable. The plan administrator may employ or contract with other entities to assist in or perform the distribution of Crescent Real Estate common shares.


Surrender and Cancellation of Old Securities


         As a condition to receiving the Crescent Real Estate common shares, the record holders of Crescent Operating common stock as of the confirmation date shall surrender their Crescent Operating common stock, if held in certificate form, to the plan administrator or its agent. As soon as practicable following the effective date, the plan administrator shall mail to each record holder of Crescent Operating common stock prior to the confirmation date, a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the stock certificates shall pass only upon actual delivery of the Crescent Operating common stock certificates to the plan administrator, and shall contain instructions for surrendering such certificates. When a holder surrenders its Crescent Operating common stock to Crescent Operating, Crescent Operating shall hold the instrument in "book entry only" until such instruments are canceled. Any holder of Crescent Operating common stock whose instrument has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such instrument, deliver to Crescent Operating: (a) evidence satisfactory to Crescent Operating of the loss, theft, mutilation or destruction of such instrument, and
(b) such security or indemnity that may be reasonably required by Crescent Operating to hold the Crescent Operating and Crescent Partnership harmless with respect to any such representation of the holder. Upon compliance with the preceding sentence, such holder shall, for all purposes under the bankruptcy plan, be deemed to have surrendered such instrument. Any holder of Crescent Operating common stock which has not surrendered or been deemed to have surrendered its Crescent Operating common stock within two years after the effective date shall have its interest as a holder of Crescent Operating common stock disallowed, shall receive no distribution on account of its interest as a holder of Crescent Operating common stock, and shall be forever barred from asserting any interest on account of its Crescent Operating common stock.


         As of the confirmation date, Crescent Operating shall close its stock books and transfer ledgers. After the confirmation date and prior to surrender, all Crescent Operating common stock shall represent only the right to participate in the distributions provided in the bankruptcy plan on account of such Crescent Operating common stock. If a certificate representing Crescent Operating common stock is presented for transfer, it will be canceled and a certificate representing the appropriate number of whole Crescent Real Estate common shares and cash on account of any dividends and distributions will be issued in exchange therefor.

Disputed Claims

         Notwithstanding any other provisions of the bankruptcy plan, no payments or distributions shall be made on account of any disputed claim or interest until such claim or interest becomes an allowed claim or interest, and then only to the extent that it becomes an allowed claim or interest.

Manner of Payment Under the Plan


         Cash payments made pursuant to the bankruptcy plan shall be in U.S. dollars by checks drawn on a domestic bank selected by the reorganized Debtor, or by wire transfer from a domestic bank, at the reorganized Debtor's option, except that payments made to foreign trade creditors holding allowed claims may be paid, at the option of reorganized Debtor in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.


Delivery of Distributions and Undeliverable or Unclaimed Distributions

         Delivery of Distributions in General. Except as provided below for holders of undeliverable distributions, distributions to holders of allowed claims shall be distributed by mail as follows: (a) except in the case of the holder of Crescent Operating common stock, (1) at the addresses set forth on the respective proofs of claim filed by such holders; (2) at the addresses set forth in any written notices of address changes delivered to the reorganized Debtor after the date of any related proof of claim; or (3) at the address reflected on the schedule of assets and liabilities filed by the Debtor if no proof of claim or proof of interest is filed and the reorganized Debtor has not received a written notice of a change of address; and (b) in the case of the holder of Crescent Operating common stock, as provided in sections 6.3 and 6.4 of the bankruptcy plan.

Undeliverable Distributions


         Holding and Investment of Undeliverable Property. If the distribution to the holder of any claim is returned to the reorganized Debtor as undeliverable, no further distribution shall be made to such holder unless and until the reorganized Debtor are notified in writing of such holder's then current address. Subject to section 7.8(b)(ii) of the bankruptcy plan, undeliverable distributions shall remain in the possession of the reorganized Debtor pursuant to this section until such times as a distribution becomes deliverable.



         Unclaimed cash (including interest) shall be held in trust in a segregated bank account in the name of the reorganized Debtor, for the benefit of the potential claimants of such funds, and shall be accounted for separately. For a period of two years after the effective date, undeliverable Crescent Real Estate common shares shall be held in trust for the benefit of the potential claimants of such securities by the plan administrator in a number of shares sufficient to provide for the unclaimed amounts of such securities, and shall be accounted for separately.

         Distribution of Undeliverable Property After it Becomes Deliverable and Failure to Claim Undeliverable Property. Any holder of an allowed claim who does not assert a claim for an undeliverable distribution held by the reorganized Debtor within one (1) year after the effective date shall no longer have any claim to or interest in such undeliverable distribution, and shall be forever barred from receiving any distributions under the bankruptcy plan. In such cases, any funds held in reserve for such claim shall become unrestricted cash of the reorganized Debtor and, upon entry of the final decree and dissolution of Crescent Operating, shall be delivered to Crescent Partnership.


         De Minimis Distributions. No cash payment of less than twenty-five dollars ($25.00) shall be made to any holder on account of an allowed claim unless a request therefor is made in writing to the reorganized Debtor.


         Failure to Negotiate Checks. Checks issued in respect of distributions under the bankruptcy plan shall be null and void if not negotiated within 60 days after the date of issuance. Any amounts returned to the reorganized Debtor in respect of such checks shall be held in reserve by the reorganized Debtor. Requests for reissuance of any such check may be made directly to the reorganized Debtor by the holder of the allowed claim with respect to which such check originally was issued. Any claim in respect of such voided check is required to be made before the second anniversary of the effective date. All claims in respect of void checks and the underlying distributions shall be discharged and forever barred from assertion against the reorganized Debtor and their property.


         Compliance with Tax Requirements. In connection with the bankruptcy plan, to the extent applicable, the reorganized Debtor shall comply with all withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the bankruptcy plan shall be subject to such withholding and reporting requirements.

         Setoffs. Unless otherwise provided in a final order or in the bankruptcy plan, the Debtor may, but shall not be required to, set off against any claim and the payments to be made pursuant to the bankruptcy plan in respect of such claim, any claims of any nature whatsoever the Debtor may have against the holder thereof or its predecessor, but neither the failure to do so nor the allowance of any claim hereunder shall constitute a waiver or release by the Debtor of any such claims the Debtor may have against such holder or its predecessor.


         Fractional Interests. The calculation of the percentage distribution of Crescent Real Estate common shares to be made to holders of Crescent Operating common stock as provided elsewhere in the bankruptcy plan may mathematically entitle a holder of Crescent Operating common stock to a fractional interest in Crescent Real Estate common shares. The number of shares of Crescent Real Estate common shares to be received by a holder of Crescent Operating common stock shall be rounded to the next higher or lower whole number of shares. No consideration shall be provided in lieu of the fractional shares that are rounded down and not issued. Accordingly, assuming a share price of $20.00 per Crescent Real Estate common share, a payment by Crescent Real Estate of $13.8 million in expenses relating to the Crescent Operating bankruptcy and a distribution of $0.20 per share of Crescent Operating common stock, each Crescent Operating stockholder must hold at least 99 shares of Crescent Operating common stock in order to receive any Crescent Real Estate common shares.


EFFECTS OF CONFIRMATION OF THE PLAN OF REORGANIZATION

Discharge and Injunction

         The bankruptcy plan will be binding upon all present and former holders of claims and equity interests, and their respective successors and assigns, including the reorganized Debtor. Except as otherwise provided in the bankruptcy plan or by subsequent order of the bankruptcy court, the confirmation order will provide, among other things, that from and after the confirmation of the bankruptcy plan, all persons or entities who have held, hold, or may hold claims against or equity interests in Debtor are permanently enjoined from taking any of the following actions against the estate, the reorganized Crescent Operating, the Creditors' Committee appointed in the Chapter 11 case, if any, Crescent Partnership, Crescent Real Estate or any of their respective property on account of any such claims or equity interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii)


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enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to Debtor other than through a proof of claim or adversary proceeding; and (v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the bankruptcy plan; provided, however, that nothing will preclude such persons from exercising their rights pursuant to and consistent with the terms of the bankruptcy plan.

Liquidation and Dissolution of Crescent Operating

         The bankruptcy plan is a liquidating plan. Any assets that Crescent Operating owns on the effective date of the bankruptcy plan will either be used to satisfy creditor claims or will be transferred to Crescent Real Estate in accordance with the treatment of the Class 1 and Class 6 claims. Upon consummation of the bankruptcy plan, the plan administrator will wind up Crescent Operating's affairs and Crescent Operating will be dissolved.

Releases


         In addition to the releases granted by Crescent Operating to Crescent Real Estate in connection with the Settlement Agreement, on the effective date of the bankruptcy plan, the reorganized Debtor, on its own behalf and as representative of Debtor's estate, will release unconditionally, and is deemed to release unconditionally (i) each of Debtor's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (ii) Crescent Partnership and each of Crescent Partnership's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (iii) Crescent Real Estate and each of Crescent Real Estate's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (iv) the creditors' committee, if any, and, solely in their capacity as members and representatives of the creditors' committee, each member, consultant, attorney, accountant or other representative of the creditors' committee (the entities identified in (i), (ii), (iii) and (iv) are referred to collectively as, the "releasees"), from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or prior to the effective date in any way relating to the releasees, Debtor, the Chapter 11 case or the bankruptcy plan. A party who believes it may have a claim should contact a lawyer to discuss the potential value of its claim as compared to the value likely to be distributed to stockholders under the bankruptcy plan.


         On the effective date of the bankruptcy plan, each holder of a claim or interest (i) who has accepted the bankruptcy plan, (ii) whose claim or interest is in a class that has accepted or is deemed to have accepted the bankruptcy plan pursuant to section 1126 of the Bankruptcy Code, or (iii) who may be entitled to receive a distribution of property pursuant to the bankruptcy plan, shall be deemed to have unconditionally released the releasees, from any and all rights, claims, causes of action, obligations, suits, judgments, damages and liabilities whatsoever which any such holder may be entitled to assert, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or before the effective date of the bankruptcy plan in any way relating to Debtor, the Chapter 11 case or the bankruptcy plan, provided however, that the foregoing shall not apply to all rights, claims and obligations created by or arising under the bankruptcy plan.


         The release of Crescent Operating stockholder claims will not apply to the claims, if any, of a person who sold its Crescent Operating shares before the record date for voting on the bankruptcy plan or who either voted against the bankruptcy plan or did not vote and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. The release of Crescent Operating stockholder claims also will not apply if the holders of Crescent Operating common stock, voting as a class, vote against the bankruptcy plan. The release of Crescent Operating stockholder claims will apply to Crescent Operating stockholders only in their capacity as Crescent Operating stockholders, and will not affect their rights as holders of Crescent Real Estate common shares.



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

         In the event that the bankruptcy court concludes that the bankruptcy plan cannot be confirmed without excising any portion of the release of claims held by creditors and stockholders, then, with the consent of Crescent
Real Estate in its sole discretion, the bankruptcy plan may be confirmed with the portion of the releases that the bankruptcy court finds is a bar to confirmation excised so as to give effect as much as possible to the foregoing releases without precluding confirmation of the bankruptcy plan. If Crescent Real Estate does not consent to modification of the release, the bankruptcy plan will not be confirmed and Crescent Real Estate will not be obligated to pay in full or otherwise resolve the claims of the creditors that Crescent Operating identified in the original Settlement Agreement or to make a distribution to Crescent Operating stockholders.



         In substance, section 524(e) of the Bankruptcy Code provides that the release of third party claims against a debtor such as Crescent Operating does not release any other person. In addition to the release of Crescent Operating, the bankruptcy plan includes releases of Crescent Real Estate and all current and former officers and directors or trust managers of Crescent Operating or Crescent Real Estate. It is the position of the Securities and Exchange Commission that these additional releases violate section 524(e) unless separate consideration is provided by the specific parties being released or the releases are voluntary. Crescent Operating believes the releases contemplated by the bankruptcy plan comply with section 524(e) of the Bankruptcy Code and applicable law, both because Crescent Real Estate is paying substantial consideration to Crescent Operating and its stockholders to obtain the releases provided under the bankruptcy plan and because the releases are voluntary.



         As discussed in this proxy statement, Crescent Real Estate is providing sufficient funds both to pay in full or otherwise resolve the claims of those creditors of Crescent Operating that Crescent Operating identified in the original Settlement Agreement and to cover budgeted expenses of Crescent Operating. In addition, Crescent Real Estate is providing a distribution to Crescent Operating stockholders of Crescent Real Estate common shares if the stockholders vote to accept the bankruptcy plan and the bankruptcy court confirms the plan. Accordingly, the consideration is being provided, either directly by the persons who receive the benefit of the releases provided in the bankruptcy plan or on their behalf. Whether this consideration for the releases is sufficient is an issue of fact that the bankruptcy court has authority to determine.



         Moreover, if the Crescent Operating stockholders vote for the bankruptcy plan, the releases are voluntary. The release of Crescent Operating stockholder claims will not apply to the claims, if any, of a person who sold their Crescent Operating shares before the record date for voting on the bankruptcy plan or who either voted against the bankruptcy plan or who did not vote on the bankruptcy plan and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. The release of Crescent Operating stockholder claims will also not apply if the holders of Crescent Operating common stock, voting as a class, vote against the bankruptcy plan.




Limitation of Liability

         Notwithstanding any other provision of the bankruptcy plan, Crescent Operating, Crescent Real Estate, and the disbursing agent as well as each of their respective stockholders, directors, officers, agents, employees, members, accountants, attorneys, financial advisors and representatives, or any one or more of the foregoing, will not be liable, other than for willful misconduct, to any holder of a claim or interest or any person or governmental authority, with respect to any action, omission, forbearance from action, decision, or exercise of discretion taken at any time prior to the effective date of the bankruptcy plan in connection with, but not limited to:

         o Crescent Operating's management or operation, or the discharge of Crescent Operating's duties under the Bankruptcy Code or applicable nonbankruptcy law;

         o    the filing of the petition for relief;

         o the implementation of any of the transactions provided for, or contemplated in, the bankruptcy plan or the collateral documents;

         o any action taken in connection with either the enforcement of Crescent Operating's rights against any person or the defense of claims asserted against Crescent Operating with regard to the reorganization case;

         o any action taken in the negotiation, formulation, development, proposal, disclosure, confirmation or implementation of the bankruptcy plan, including, but not limited to, the Settlement Agreement, any competing acquisition proposal or new agreement; or


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


         o the administration of the bankruptcy plan or the assets and property to be distributed pursuant to the bankruptcy plan.

         Nothing in the limitation of liability will excuse performance or nonperformance under the Settlement Agreement or any of the documents, instruments, securities or agreements issued or executed to effectuate the transactions contemplated by the bankruptcy plan or the Settlement Agreement; and provided, further, that the liability of any person that solicits acceptance or rejection of the bankruptcy plan, or that participates in the offer, issuance, sale or purchase of a security offered or sold under the bankruptcy plan, on account of such solicitation or participation, or violation of any applicable law, rule, or regulation governing solicitation of acceptance or rejection of the bankruptcy plan or the offer, issuance, sale or purchase of securities, will be limited as set forth in section 1125(e) of the Bankruptcy Code. Crescent Operating, Crescent Real Estate, and the disbursing agent, as well as each of their respective shareholders, directors, officers, agents, employees, members, accountants, attorneys, financial advisors and representatives, or any one or more of the foregoing, may rely reasonably upon the opinions of their respective counsel, accountants, and other experts or professionals and such reliance, if reasonable, will conclusively establish good faith and the absence of willful misconduct; provided, however, that a determination that such reliance is unreasonable will not, by itself, constitute a determination of willful misconduct. In any action, suit or proceeding by any holder of a claim or interest or any other entity contesting any action by, or non-action of Crescent Operating, Crescent Real Estate and the disbursing agent or of their respective shareholders, directors, officers, agents, employees, members, attorneys, accountants, financial advisors, and representatives, the reasonable attorneys' fees and costs of the prevailing party will be paid by the losing party, and as a condition to going forward with such action, suit, or proceeding at the outset thereof, all parties thereto will be required to provide appropriate proof and assurances of their capacity to make such payments of reasonable attorneys' fees and costs in the event they fail to prevail. The provisions of the limitation of liability are not intended to limit, and will not limit, any defenses to liability otherwise available to any party in interest in this reorganization case.


         Notwithstanding the foregoing, in the event that the bankruptcy court concludes that the bankruptcy plan cannot be confirmed without excising with any portion of the foregoing limitation of liability provisions, then, with the consent of Crescent Real Estate in its sole discretion, the bankruptcy plan may be confirmed with that portion excised or modified, so as to give effect as much as possible to the foregoing limitation of liability provisions without precluding confirmation of the bankruptcy plan. The limitation of liability will not apply to the claims, if any, of a person who sold their Crescent Operating stock before the record date for voting on the bankruptcy plan or who voted against the bankruptcy plan, abstained or did not vote, and thereafter either did not receive or refused to accept a distribution of Crescent Real Estate common shares. The limitation of liability will also not apply if less than two-thirds of the Crescent Operating shares represented at the special meeting are voted in favor of the bankruptcy plan.


Retention and Enforcement of Causes of Action

         Except as provided in the bankruptcy plan or the confirmation order, any and all claims, rights, or causes of action that constitute property of the estate or of Crescent Operating, whether arising under the Bankruptcy Code or under nonbankruptcy law, including all avoiding power actions under sections 544, 545, 547, 548, 549, and 550 of the Bankruptcy Code or under applicable nonbankruptcy law as applied through section 544(b) of the Bankruptcy Code, (1) are expressly retained and may be enforced by Crescent Operating and any successors in interest, and (2) may be pursued, as appropriate, in accordance with Crescent Operating's, or its successors', best interests.


         To Crescent Operating's best knowledge, no preferential or fraudulent transfers exist. Other than to the extent discussed in the answer to the question "What happens if the Crescent stockholders vote against acceptance of the Crescent Operating bankruptcy plan?", Crescent Operating has not investigated whether any transfers of property that could constitute preferential transfers or fraudulent transfers might have occurred, and expressly reserves the right to make such an investigation and to pursue preference and fraudulent transfer claims, if any, that Crescent Operating may have to the extent permitted by applicable law. Any recoveries from preference or fraudulent transfer claims would be distributed to Crescent Real Estate under the bankruptcy plan.



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Unclaimed Distributions

         The bankruptcy plan provides that in the event that any distribution of property remains unclaimed for a period of one year after it has been delivered, or delivery has been attempted, or has otherwise been made available, such unclaimed property will be forfeited by such holder, and the unclaimed property will be distributed pro rata to the other holders of common stock, as applicable, to whom distributions were made under the bankruptcy plan.

Further Assurances and Authorizations

         Crescent Operating, Crescent Real Estate and all holders of claims or interests receiving distributions under the bankruptcy plan and all other parties in interest will, from time to time, if and to the extent necessary, execute and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of the bankruptcy plan, the Settlement Agreement and any collateral documents.

THE SOLICITATION; VOTING

         Crescent Operating is soliciting votes on the bankruptcy plan only from creditors with claims in classes 1, 2, 5 and 6 and holders of interests in Class 7 (holder of Crescent Operating common stock). Under the Bankruptcy Code, holders of claims or interests in an unimpaired class are conclusively presumed to have accepted the bankruptcy plan and are not entitled to vote on the bankruptcy plan. Under the bankruptcy plan, Classes 1, 2, 5, 6 and 7 are impaired. In addition, if holders of claims or interests do not receive or retain any property under a Chapter 11 plan, the affected class is deemed not to have accepted the bankruptcy plan. Class 8 which includes holder of Crescent Operating warrants and stock options will be deemed not to have accepted the bankruptcy plan on this basis.


         Under the Bankruptcy Code, a class of claims or interests is considered to be "unimpaired" if a Chapter 11 plan (1) does not alter the legal, equitable and contractual rights of the holders of such claims or interests or (2) notwithstanding any contractual or legal entitlement to accelerated payment of a claim or interest upon default, cures any such default, reinstates the maturity of such claim or interest, compensates the holder of such claim or interest for any damages sustained by such holder's reasonable reliance on such contract or law and does not otherwise alter the legal, equitable or contractual rights of such holder. As indicated below, classes 3 and 4 are unimpaired under the bankruptcy plan, and such classes are, therefore, conclusively presumed to have accepted the bankruptcy plan and are not entitled to vote.


         Holders of claims and interests in classes 1, 2, 5, 6 and 7 are impaired and will receive or retain property under the bankruptcy plan and, therefore, are entitled to vote on the bankruptcy plan. An impaired class of interests will be determined to have accepted the bankruptcy plan if votes to accept the bankruptcy plan are cast by the holders of at least two-thirds in amount of allowed interests in such class that actually voted on the bankruptcy plan. As of the voting record date, ___________ shares of common stock were outstanding and entitled to vote on the bankruptcy plan.

         Pursuant to bankruptcy rule 3018(b), the bankruptcy court must determine that the solicitation period prescribed to accept or reject the bankruptcy plan is not unreasonably short. The bankruptcy court must also determine this disclosure and proxy statement meets the requirements of the Bankruptcy Code. Crescent Operating believes the prescribed solicitation period is reasonable and that the court will determine this disclosure and proxy statement meets applicable requirements. However, there can be no assurance that the bankruptcy court will agree and, if the bankruptcy court finds the solicitation to be unreasonably short or that the disclosure is unsatisfactory, the votes cast will not be counted for purposes of confirmation of the bankruptcy plan, and Crescent Operating will have to re-solicit such votes.


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


         BY VOTING TO ACCEPT THE BANKRUPTCY PLAN, YOU WILL EXPRESSLY WAIVE ANY RIGHT YOU OR YOUR SUCCESSORS OR ASSIGNS MAY HAVE TO CHANGE OR WITHDRAW YOUR ACCEPTANCE AFTER THE EXPIRATION DATE UNLESS THE BANKRUPTCY COURT DETERMINES THAT
(1) THE DISCLOSURE YOU RECEIVED WAS NOT ADEQUATE AS REQUIRED BY SECTION 1126(b) OF THE BANKRUPTCY CODE OR (2) THE BANKRUPTCY PLAN OF REORGANIZATION HAS BEEN MODIFIED IN A MANNER THAT MATERIALLY AND ADVERSELY CHANGES THE TREATMENT OF YOUR INTEREST. If you execute and deliver a proxy card without checking either of the boxes entitled "FOR" or "AGAINST", or if you check both of such boxes, the proxy will be deemed to constitute acceptance of the bankruptcy plan. If you fail to execute and deliver your proxy card, you will not be counted for purposes of determining either acceptance or rejection of the bankruptcy plan by an impaired class of claims or interests.

         Under section 1126(b) of the Bankruptcy Code, if you accept or reject the bankruptcy plan before the Chapter 11 case commences, you will be deemed to have accepted or rejected the bankruptcy plan for purposes of confirmation of the bankruptcy plan under Chapter 11 if the solicitation complied with any applicable nonbankruptcy law, rule or regulation governing adequacy of disclosure in connection with the solicitation, or, if no such law, rule or regulation applies, the solicitation was made following disclosure of adequate information as defined in the Bankruptcy Code. In addition, bankruptcy rule 3018(b) requires, in the case of a prepackaged plan of reorganization, that (1) such plan be disseminated to substantially all holders in any impaired class that is solicited, (2) with respect to securities held of record, votes be solicited from the holders of record of such securities on the date specified in the solicitation and (3) the time prescribed for voting on the bankruptcy plan not be unreasonably short. Crescent Operating believes this proxy statement/prospectus and the solicitation comply with the requirements of the Bankruptcy Code and the bankruptcy rules, as well as the requirements of any applicable nonbankruptcy laws.

         If Crescent Operating receives the requisite acceptances of the bankruptcy plan by the expiration date, Crescent Operating will commence the reorganization case by filing a voluntary petition under Chapter 11 and will thereafter continue to operate its business as a debtor in possession. You should be aware Crescent Operating can extend the expiration date in its sole discretion. Crescent Operating will then use the proxies received pursuant to the solicitation to seek confirmation of the bankruptcy plan as promptly as practicable.

ACCEPTANCE OR CRAMDOWN


         Section 1129(b) of the Bankruptcy Code contains provisions for the confirmation of a plan of reorganization even if the bankruptcy plan is not accepted by the stockholders in Class 7 as long as the bankruptcy plan "does not discriminate unfairly" and is "fair and equitable" with respect to such class. This provision is commonly referred to as the "cramdown provision." Crescent Operating anticipates that it would seek to utilize the "cramdown provision" of section 1129(b) of the Bankruptcy Code if necessary to confirm the bankruptcy plan. The bankruptcy plan provides that the stockholders of Crescent Operating are entitled to receive common shares of Crescent Real Estate only if the bankruptcy plan is accepted by the required vote of the Crescent Operating stockholders. Accordingly, if the bankruptcy plan is confirmed pursuant to the "cramdown provision" of section 1129(b) of the Bankruptcy Code, the stockholders of Crescent Operating will receive nothing under the bankruptcy plan, and their shares of Crescent Operating common stock will be cancelled.


         A plan does not discriminate unfairly if no class receives more than it is legally entitled to receive for its claims or equity interests. "Fair and equitable," as defined in section 1129(b)(2) of the Bankruptcy Code, has different meanings for secured claims, unsecured claims and interests. With respect to a secured claim, "fair and equitable" means either (i) the impaired secured creditor retains its liens to the extent of its allowed claim and receives deferred cash payments at least equal to the allowed amount of its claims with a present value as of the effective date of the bankruptcy plan at least equal to the value of such creditor's interest in the property securing its liens, (ii) property subject to the lien of the impaired secured creditor is sold free and clear of that lien, with that lien attaching to the proceeds of sale, and such lien proceeds must be treated in accordance with clauses (i) and
(iii) hereof, or (iii) the impaired secured creditor realizes the "indubitable equivalent" of its claim under the bankruptcy plan.

         With respect to an unsecured claim, "fair and equitable" means either
(i) each impaired creditor receives or retains property of a value equal to the amount of its allowed claim or (ii) the holders of claims and equity interests that are junior to the claims of the dissenting class will not receive any property under the bankruptcy plan.

         With respect to interests, such as the holders of the common stock interests in class 7, the condition that a reorganization plan be "fair and equitable" includes the requirement that each class 7 interest holder receive or retain property of a value equal to the greater of the allowed amount of any fixed liquidation preference to which such holder is entitled, any fixed redemption price to which such holder is entitled or the value of such interest. Crescent Operating believes that the bankruptcy plan does not discriminate unfairly against, and is fair and equitable with respect to, class 7, inasmuch as holders of interests in class 7 would receive nothing in a liquidation of Crescent Operating.

                        FEDERAL INCOME TAX CONSIDERATIONS


         In the opinion of Crescent Real Estate's tax counsel, Shaw Pittman, LLP, the discussion in " - Tax Consequences of the Crescent Operating Bankruptcy Plan," which follows, summarizes the material federal income tax consequences to Crescent Operating stockholders of the Crescent Operating bankruptcy plan. The sections " - Taxation of Taxable U.S. Shareholders," " - Taxation of Tax-Exempt U.S. Shareholders" and " - Taxation of Non-U.S. Shareholders" briefly describe the opinion of Shaw Pittman, LLP, as to the material federal income tax consequences to an investor of an investment in Crescent Real Estate. Because this "Federal Income Tax Considerations" section is a summary, it does not address all of the tax issues that may be important to you. In addition, this section does not address the tax issues that may be important to certain types of shareholders that are subject to special treatment under the federal income tax laws, such as insurance companies, tax-exempt organizations (except to the extent discussed in "-Taxation of Tax-Exempt U.S. Shareholders" below), financial institutions and broker-dealers, and non-U.S. individuals and foreign corporations (except to the extent discussed in "-Taxation of Non-U.S. Shareholders" below).



         The statements in this section are based on the current federal income tax laws governing Crescent Real Estate's qualification as a REIT. Crescent Real Estate cannot assure you that new laws, interpretations of laws or court decisions, any of which may take effect retroactively, will not cause any statement in this section to be inaccurate.



         Crescent Real Estate urges you to consult your own tax advisor regarding the specific federal, state, local, foreign and other tax consequences to you of purchasing, owning and disposing of Crescent Real Estate's securities, Crescent Real Estate's election to be taxed as a REIT and the effect of potential changes in applicable tax laws.


TAX CONSEQUENCES OF THE CRESCENT OPERATING BANKRUPTCY PLAN


         The distribution of Crescent Real Estate common shares to Crescent Operating stockholders will be treated as a distribution in liquidation of Crescent Operating. Stockholders of Crescent Operating will realize gain or loss based on the difference between their basis in their shares of Crescent Operating common stock and the fair market value of the Crescent Real Estate common shares, plus any cash in lieu of fractional shares, they receive. In general, a Crescent Operating stockholder who is not a dealer in securities must treat this gain or loss as a long term capital gain or loss if the stockholder held the shares of Crescent Operating common stock for more than one year or, otherwise, as a short term capital gain or loss. If a stockholder acquired shares of Crescent Operating common stock at different times, the determination of gain or loss and the holding period is made on the facts specific to each share. The stockholders' basis in the Crescent Real Estate common shares they will receive will be the fair market value of the Crescent Real Estate common shares at the time of distribution.


TAXATION OF CRESCENT REAL ESTATE

         Crescent Real Estate elected to be taxed as a REIT under the federal income tax laws when it filed its 1994 tax return. Crescent Real Estate has operated in a manner intended to qualify as a REIT and intends to continue to operate


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


in that manner. This section discusses the laws governing the federal income tax treatment of a REIT and its shareholders. These laws are highly technical and complex.


         In the opinion of Crescent Real Estate's tax counsel, Shaw Pittman LLP,
(i) Crescent Real Estate qualified as a REIT under sections 856 through 859 of the Internal Revenue Code for each of its taxable years beginning with its taxable year ended on December 31, 1994, through its taxable year ended on December 31, 2001; and (ii) it is organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code, and its current method of operation will enable it to meet the requirements for qualification as a REIT for the current taxable year and for future taxable years, provided that it has operated and continues to operate in accordance with various assumptions and factual representations made by Crescent Real Estate concerning its business, properties and operations. Crescent Real Estate may not, however, have met or continue to meet such requirements. You should be aware that opinions of counsel are not binding on the Internal Revenue Service or any court. Crescent Real Estate's qualification as a REIT depends on its ability to meet, on a continuing basis, certain qualification tests set forth in the federal tax laws. Those qualification tests involve the percentage of income that Crescent Real Estate earns from specified sources, the percentage of its assets that fall within certain categories, the diversity of the ownership of its shares, and the percentage of its earnings that it distributes. Accordingly, for the current taxable year and for future taxable years, no assurance can be given that Crescent Real Estate's actual operating results will satisfy the qualification tests. For a discussion of the tax treatment of Crescent Real Estate and its shareholders if it fails to qualify as a REIT, see "-Requirements for REIT Qualification-Failure to Qualify."


         If Crescent Real Estate qualifies as a REIT, it generally will not be subject to federal income tax on the taxable income that it distributes to its shareholders. The benefit of that tax treatment is that it avoids the "double taxation" (i.e., at both the corporate and stockholder levels) that generally results from owning stock in a corporation. However, Crescent Real Estate will be subject to federal tax in the following circumstances:

         o Crescent Real Estate will pay federal income tax on taxable income (including net capital gain) that it does not distribute to its shareholders during, or within a specified time period after, the calendar year in which the income is earned;

         o Crescent Real Estate may be subject to the "alternative minimum tax" on any items of tax preference that it does not distribute or allocate to its shareholders;

         o Crescent Real Estate will pay income tax at the highest corporate rate on (i) net income from the sale or other disposition of property acquired through foreclosure that it holds primarily for sale to customers in the ordinary course of business and (ii) other non-qualifying income from foreclosure property;

         o Crescent Real Estate will pay a 100% tax on net income from certain sales or other dispositions of property (other than foreclosure property) that it holds primarily for sale to customers in the ordinary course of business ("prohibited transactions");

         o if Crescent Real Estate fails to satisfy the 75% gross income test or the 95% gross income test (as described below under "-Requirements for REIT Qualification - Income Tests"), and nonetheless continues to qualify as a REIT because it meets certain other requirements, Crescent Real Estate will pay a 100% tax on (i) the gross income attributable to the greater of the amount by which it fails the 75% or 95% gross income test, multiplied by (ii) a fraction intended to reflect its profitability;

         o if Crescent Real Estate fails to distribute during a calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, it will pay a 4% excise tax on the excess of such required distribution over the amount it actually distributed;


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
         o if Crescent Real Estate acquires any asset from a C corporation (i.e., a corporation generally subject to full corporate-level tax) in a merger or other transaction in which Crescent Real Estate acquires a "carryover" basis in the asset (i.e., basis determined by reference to the C corporation's basis in the asset (or another asset)), Crescent Real Estate will pay tax at the highest regular corporate rate applicable if it recognizes gain on the sale or disposition of such asset during the 10-year period after it acquires such asset. The amount of gain on which Crescent Real Estate will pay tax is the lesser of (i) the amount of gain that it recognizes at the time of the sale or disposition and (ii) the amount of gain that it would have recognized if it had sold the asset at the time it acquired the asset. The rule described in this paragraph will apply assuming that Crescent Real Estate makes an election under section 1.337(d)-5T(b) of the Treasury Regulations upon its acquisition of an asset from a C corporation; and

         o Crescent Real Estate will incur a 100% excise tax on transactions with a "taxable REIT subsidiary" to the extent that they are not conducted on an arm's-length basis.

Requirements for REIT Qualification.

         In order to qualify as a REIT, Crescent Real Estate must be a corporation, trust or association and meet the following requirements:

         o    it is managed by one or more trustees or directors;

         o its beneficial ownership is evidenced by transferable shares, or by transferable certificates of beneficial interest;

         o it would be taxable as a domestic corporation, but for sections 856 through 860 of the Internal Revenue Code;

         o it is neither a financial institution nor an insurance company subject to certain provisions of the Internal Revenue Code;

         o at least 100 persons are beneficial owners of its shares or ownership certificates;

         o not more than 50% in value of its outstanding shares or ownership certificates is owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) during the last half of any taxable year (the "5/50 Rule");

         o it elects to be a REIT (or has made such election for a previous taxable year) and satisfies all relevant filing and other administrative requirements established by the Internal Revenue Service that must be met to elect and maintain REIT status;

         o it uses a calendar year for federal income tax purposes and complies with the record keeping requirements of the Internal Revenue Code and the related Treasury Regulations; and

         o it meets certain other qualification tests, described below, regarding the nature of its income and assets.

         Crescent Real Estate must meet requirements 1 through 4 during its entire taxable year and must meet requirement 5 during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Crescent Real Estate was not required to meet requirements 5 and 6 during 1994. If Crescent Real Estate complies with all the requirements for ascertaining the ownership of its outstanding shares in a taxable year and has no reason to know that it violated the 5/50 Rule, it will be deemed to have satisfied the 5/50 Rule for such


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taxable year. For purposes of determining share ownership under the 5/50 Rule, an "individual" generally includes a supplemental unemployment compensation benefits plan, a private foundation, or a portion of a trust permanently set aside or used exclusively for charitable purposes. An "individual," however, generally does not include a trust that is a qualified employee pension or profit sharing trust under Internal Revenue Code section 401(a), and beneficiaries of such a trust will be treated as holding its shares in proportion to their actuarial interests in the trust for purposes of the 5/50 Rule.

         Crescent Real Estate believes it has issued sufficient common shares with sufficient diversity of ownership to satisfy requirements 5 and 6 set forth above. In addition, its declaration of trust restricts the ownership and transfer of the common shares so that Crescent Real Estate should continue to satisfy requirements 5 and 6. The provisions of its declaration of trust restricting the ownership and transfer of the common shares are described in "Description of Shares of Beneficial Ownership-Restrictions on Ownership and Transfer."

         Crescent Real Estate currently has several wholly owned corporate subsidiaries and may have additional corporate subsidiaries in the future. A corporation that is a "qualified REIT subsidiary" is not treated as a corporation separate from its parent REIT. All assets, liabilities, and items of income, deduction, and credit of a qualified REIT subsidiary are treated as assets, liabilities, and items of income, deduction, and credit of the REIT. A qualified REIT subsidiary is a corporation, all of the capital stock of which is owned by the parent REIT, which has not elected to be treated as a taxable REIT subsidiary. Thus, in applying the requirements described herein, any qualified REIT subsidiary of Crescent Real Estate's will be ignored, and all assets, liabilities, and items of income, deduction, and credit of such subsidiary will be treated as Crescent Real Estate's assets, liabilities, and items of income, deduction, and credit. Crescent Real Estate believes its wholly owned corporate subsidiaries that are not taxable REIT subsidiaries are qualified REIT subsidiaries. Accordingly, they are not subject to federal corporate income taxation, though they may be subject to state and local taxation.

         A REIT is treated as owning its proportionate share of the assets of any partnership in which it is a partner and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. Thus, Crescent Real Estate's proportionate share of the assets, liabilities and items of income of Crescent Partnership and of any other partnership (or limited liability company treated as a partnership) in which Crescent Real Estate has acquired or will acquire an interest, directly or indirectly (a "subsidiary partnership"), are treated as Crescent Real Estate's assets and gross income for purposes of applying the various REIT qualification requirements.

         Tax legislation effective in 2001 allows a REIT to own up to 100% of the outstanding capital stock of one or more taxable REIT subsidiaries, also referred to as TRSs. A TRS is a fully taxable corporation that pays income tax at regular corporate rates on its taxable income. A TRS may earn income that would not be qualifying income if earned directly by the parent REIT. Both the TRS and the REIT must jointly elect to treat the subsidiary as a TRS. Overall, no more than 20% of the value of a REIT's assets may consist of securities of one or more TRSs. In addition, the TRS rules may limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to the appropriate level of corporate taxation. The rules also impose a 100% excise tax on transactions between a TRS and its parent REIT or the REIT's tenants to the extent that they are not conducted on an arm's-length basis. Crescent Real Estate currently owns interests in several TRSs, but the collective value of Crescent Real Estate's interests in the TRSs does not exceed 20% of the value of its assets. In addition, Crescent Real Estate believes that all transactions between it and its TRSs have been, and continue to be, conducted on an arm's-length basis.

Income Tests

         Crescent Real Estate must satisfy two gross income tests annually to maintain its qualification as a REIT:

         o At least 75% of its gross income (excluding gross income from prohibited transactions) for each taxable year must consist of defined types of income that it derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income (the "75% gross


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              income test"). Qualifying income for purposes of the 75% gross income test includes "rents from real property," interest on debt secured by mortgages on real property or on interests in real property, and dividends or other distributions on and gain from the sale of shares in other REITs; and

         o At least 95% of its gross income (excluding gross income from prohibited transactions) for each taxable year must consist of income that is qualifying income for purposes of the 75% gross income test, dividends, other types of interest, gain from the sale or disposition of stock or securities, or any combination of the foregoing (the "95% gross income test").

Application of Income Tests to Crescent Real Estate

         Crescent Partnership's primary source of income is primarily derived from leasing the office properties and the Crescent Real Estate hotel properties. Rents under these leases will constitute "rents from real property," which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following requirements are met:

         o The rent is not based, in whole or in part, on the income or profits of any person, although, generally, rent may be based on a fixed percentage or percentages of receipts or sales.

         o Neither Crescent Real Estate nor someone who owns 10% or more of Crescent Real Estate's shares owns 10% or more of a tenant (other than a TRS that is a tenant of one or more of the Crescent Real Estate hotel properties) from which Crescent Partnership or one of the subsidiary partnerships receives rent (a "related party tenant"). Crescent Real Estate's ownership and the ownership of a tenant is determined based on direct, indirect, and constructive ownership.

         o The rent attributable to any personal property leased in connection with a lease of property is no more than 15% of the total rent received under the lease.

         o Neither Crescent Partnership nor any of the subsidiary partnerships operates or manages its property or furnishes or renders services to its tenants, other than through a TRS or through an "independent contractor" that is adequately compensated and from which Crescent Partnership and the subsidiary partnerships do not derive revenue. Crescent Partnership and the subsidiary partnerships may provide services directly if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant. In addition, Crescent Partnership and the subsidiary partnerships may render directly a de minimis amount of "non-customary" services to the tenants of a property without disqualifying the income as "rents from real property," as long as its income from the services does not exceed 1% of its income from the property.

         o The Crescent Real Estate hotel properties are either (a) leased to unrelated tenants, or (b) leased to TRSs and are managed by "eligible independent contractors," which are independent contractors that, at the time they entered into management agreements with the TRSs, were actively engaged in the business of operating lodging facilities for people or entities not related to Crescent Real Estate or the TRSs.

         Crescent Real Estate, based in part upon opinions of its tax counsel or other lawyers as to whether various tenants constitute related party tenants and as to whether certain hotel managers constitute eligible independent contractors, believes that the income it has received since 1994 and will receive in subsequent taxable years from rent that does not satisfy the five requirements set forth above will not cause it to fail to meet the gross income tests.

         Crescent Partnership will also receive fixed and contingent interest on the mortgages on the Crescent Real Estate residential development properties. Interest on mortgages secured by real property satisfies the 75% and 95% gross income tests only if it does not include any amount that is based in whole or in part upon the income of any person, except that (1) an amount is not excluded from qualifying interest solely by reason of being based on a fixed


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percentage or percentages of receipts or sales and (2) income derived from a shared appreciation provision in a mortgage is treated as gain recognized from the sale of the mortgaged property. Some of the residential development property mortgages contain provisions for contingent interest based upon property sales. Crescent Real Estate's tax counsel has opined that each of the residential development property mortgages constitutes debt for federal income tax purposes, any contingent interest derived therefrom will be treated as being based on a fixed percentage of sales, and therefore all interest derived therefrom will constitute interest received from mortgages for purposes of the 75% and 95% gross income tests. If, however, the contingent interest provisions were instead characterized as shared appreciation provisions, any resulting income would be treated as income from prohibited transactions, because the underlying properties are primarily held for sale to customers in the ordinary course. Such income would not satisfy the 75% and 95% gross income tests and would be subject to a 100% tax.

         In applying the 95% and 75% gross income tests, Crescent Real Estate must consider the form in which its assets are held, whether that form will be respected for federal income tax purposes, and whether, in the future, such form may change into a new form with different tax attributes. For example, the Crescent Real Estate residential development properties are primarily held for sale to customers in the ordinary course of business, and the income resulting from such sales, if directly attributed to Crescent Real Estate, would not qualify under the 75% and 95% gross income tests. In addition, such income would be considered "net income from prohibited transactions" and thus would be subject to a 100% tax. The income from such sales, however, will be earned by the residential development corporations rather than by Crescent Partnership and will be paid to Crescent Partnership in the form of interest and principal payments on the residential development property mortgages or distributions with respect to the stock in the residential development corporations held by Crescent Partnership. In similar fashion, the income earned by the Crescent Real Estate hotel properties, if directly attributed to Crescent Real Estate, would not qualify under the 75% and 95% gross income tests because it would not constitute "rents from real property." Such income is, however, earned by the lessees of these Crescent Real Estate hotel properties and what Crescent Partnership and the subsidiary partnerships receive from the lessees of these Crescent Real Estate hotel properties is rent with respect to the leases. Crescent Partnership may also receive distributions on its stock in the TRS lessees. Crescent Real Estate's tax counsel has opined that:

         o the Crescent Real Estate residential development properties or any interest therein will be treated as owned by the residential development corporations;

         o amounts derived by Crescent Partnership from the residential development corporations under the terms of the residential development property mortgages will qualify as interest or principal, as the case may be, paid on mortgages on real property for purposes of the 75% and 95% gross income tests;

         o amounts derived by Crescent Partnership with respect to the stock of the residential development corporations will be treated as distributions on stock for purposes of the 75% and 95% gross income tests; and

         o the leases of the Crescent Real Estate hotel properties will be treated as leases for federal income tax purposes, and the rent payable under the leases of the Crescent Real Estate hotel properties will qualify as "rents from real property."

         Investors should be aware that there are no controlling Treasury Regulations, published rulings, or judicial decisions involving transactions with terms substantially the same as those with respect to the residential development corporations and the leases of the Crescent Real Estate hotel properties. Therefore, the opinions of Crescent Real Estate's tax counsel with respect to these matters are based upon all of the facts and circumstances and upon rulings and judicial decisions involving situations that are considered to be analogous. Opinions of counsel are not binding upon the Internal Revenue Service or any court, and there can be no complete assurance that the Internal Revenue Service will not assert successfully a contrary position. If one or more of the leases of the Crescent Real Estate hotel properties is not a true lease, part or all of the payments that Crescent Partnership or one of the subsidiary partnerships


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receives from the respective lessee may not satisfy the various requirements for qualification as "rents from real property," or Crescent Partnership might be considered to operate the Crescent Real Estate hotel properties directly. In that case, Crescent Real Estate likely would not be able to satisfy either the 75% or 95% gross income tests and, as a result, likely would lose its REIT status. Similarly, if the Internal Revenue Service were to challenge successfully the arrangements with the residential development corporations, Crescent Real Estate's qualification as a REIT could be jeopardized.

         If any of the Crescent Real Estate residential development properties were to be acquired by Crescent Partnership as a result of foreclosure on any of the residential development property mortgages, or if any of the Crescent Real Estate hotel properties were to be operated directly by the Partnership or a subsidiary partnership as a result of a default by the lessee under the lease, such property would constitute foreclosure property for three years following its acquisition (or for up to an additional three years if an extension is granted by the Internal Revenue Service), provided that (i) Crescent Partnership or its subsidiary partnership conducts sales or operations through an independent contractor; (ii) Crescent Partnership or its subsidiary partnership does not undertake any construction on the foreclosed property other than completion of improvements which were more than 10% complete before default became imminent; and (iii) foreclosure was not regarded as foreseeable at the time Crescent Real Estate acquired the residential development property mortgages or leased the Crescent Real Estate hotel properties. For so long as any of these properties constitutes foreclosure property, the income from such sales would be subject to tax at the maximum corporate rates and would qualify under the 75% and 95% gross income tests. However, if any of these properties does not constitute foreclosure property at any time in the future, income earned from the disposition or operation of such property will not qualify under the 75% and 95% gross income tests and, in the case of the Crescent Real Estate residential development properties, will be subject to the 100% tax.

         Crescent Real Estate anticipates that it will have certain income that will not satisfy the 75% or the 95% gross income test. For example, income from dividends on the stock of the residential development corporations or other TRSs will not satisfy the 75% gross income test. It is also possible that certain income resulting from the use of creative financing or acquisition techniques would not satisfy the 75% or 95% gross income tests. Crescent Real Estate believes, however, that the aggregate amount of nonqualifying income will not cause it to exceed the limits on nonqualifying income under the 75% or 95% gross income tests.

Relief from Consequences of Failing to Meet Income Tests

         If Crescent Real Estate fails to satisfy one or both of the 75% and 95% gross income tests for any taxable year, it nevertheless may qualify as a REIT for such year if it qualifies for relief under certain provisions of the Internal Revenue Code. Those relief provisions generally will be available if Crescent Real Estate's failure to meet such tests is due to reasonable cause and not due to willful neglect, Crescent Real Estate attaches a schedule of the sources of its income to its tax return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. Crescent Real Estate may not qualify for the relief provisions in all circumstances. In addition, as discussed above in "-Taxation of Crescent Real Estate," even if the relief provisions apply, Crescent Real Estate would incur a 100% tax on gross income to the extent it fails the 75% or 95% gross income test (whichever amount is greater), multiplied by a fraction intended to reflect its profitability.

Asset Tests

         To maintain its qualification as a REIT, Crescent Real Estate also must satisfy two asset tests at the close of each quarter of each taxable year:

         o At least 75% of the value of its total assets must consist of cash or cash items (including certain receivables), government securities, "real estate assets," or qualifying temporary investments (the "75% asset test").


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         o    "Real estate assets" include interests in real property, interests in mortgages on real property and stock in other REITs. "Interests in real property" include an interest in mortgage loans or land and improvements thereon, such as buildings or other inherently permanent structures (including items that are structural components of such buildings or structures), a leasehold of real property, and an option to acquire real property (or a leasehold of real property).

         o Qualifying temporary investments are investments in stock or debt instruments during the one-year period following Crescent Real Estate's receipt of new capital that Crescent Real Estate raises through equity or long-term (at least five-year) debt offerings.

         o For investments not included in the 75% asset test, (A) the value of Crescent Real Estate's interest in any one issuer's securities may not exceed 5% of the value of its total assets (the "5% asset test") and (B) Crescent Real Estate may not own more than 10% of the voting power or value of any one issuer's outstanding securities (the "10% asset test").

         o As mentioned above, the collective value of Crescent Real Estate's interests in TRSs cannot exceed 20% of the value of its assets.

For purposes of the second asset test, the term "securities" does not include Crescent Real Estate's equity ownership in another REIT, its equity or debt securities of a qualified REIT subsidiary or a TRS, or its equity interest in any partnership. The term "securities," however, generally includes Crescent Real Estate's debt securities issued by a partnership, except that non-participating debt securities of a partnership are not treated as "securities" for purposes of the value portion of the 10% asset test if Crescent Real Estate owns at least a 20% profits interest in the partnership.

         Crescent Real Estate intends to select future investments so as to comply with the asset tests.

         If Crescent Real Estate failed to satisfy the asset tests at the end of a calendar quarter, it would not lose its REIT status if (i) it satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of its assets and the asset test requirements arose from changes in the market values of its assets and was not wholly or partly caused by the acquisition of one or more nonqualifying assets. If Crescent Real Estate did not satisfy the condition described in clause (ii) of the preceding sentence, it still could avoid disqualification as a REIT by eliminating any discrepancy within 30 days after the close of the calendar quarter in which the discrepancy arose.

         Crescent Partnership owns 100% of the outstanding stock of each residential development corporation. In order to avoid violating the 10% asset test, Crescent Real Estate has made a joint election with each residential development corporation for it to be treated as a TRS. In addition, Crescent Partnership owns the residential development property mortgages. As stated above, Crescent Real Estate's tax counsel has opined that each of these mortgages will constitute debt for federal income tax purposes and therefore will be treated as a real estate asset; however, the Internal Revenue Service could assert that such mortgages should be treated as equity interests in their respective issuers, which would not qualify as real estate assets. By virtue of Crescent Real Estate's ownership of partnership interests in Crescent Partnership, Crescent Real Estate will be considered to own its pro rata share of these assets. Crescent Real Estate also believes that the collective value of its pro rata shares of the value of the securities of the residential development corporations and its other TRSs does not exceed 20% of the value of its assets. These beliefs are based in part upon Crescent Real Estate's analysis of the estimated values of the various securities owned by Crescent Partnership relative to the estimated value of the total assets owned by Crescent Partnership. No independent appraisals will be obtained to support this conclusion, and Crescent Real Estate's tax counsel, in rendering its opinion as to Crescent Real Estate's qualification as a REIT, is relying on Crescent Real Estate's conclusions as to the value of the various securities and other assets. There can be no assurance, however, that the Internal Revenue Service might not contend that the values of the various securities of the TRSs held by Crescent Real Estate through Crescent Partnership in the aggregate exceed the 20% value limitation. Finally, if Crescent Partnership were treated for tax purposes as a corporation rather than as a partnership, Crescent Real Estate would violate the 10% asset test and


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5% of value limitation, and the treatment of any of Crescent Partnership's subsidiary partnerships as a corporation rather than as a partnership could also violate one or the other, or both, of these limitations. In the opinion of Crescent Real Estate's tax counsel, for federal income tax purposes Crescent Partnership and all the subsidiary partnerships will be treated as partnerships and not as either associations taxable as corporations or publicly traded partnerships. See "-- Tax Aspects of Crescent Real Estate's Investments in Crescent Partnership and Subsidiary Partnerships" below.


         The various percentage value requirements must be satisfied not only on the date Crescent Real Estate first acquires corporate securities, but also each time it increases its ownership of securities (including as a result of increasing its interest in Crescent Partnership either with the proceeds of an offering or by acquiring units of limited partnership interest from limited partners upon the exercise of their rights to exchange units of limited partnership interest for Crescent Real Estate common shares). Although Crescent Real Estate plans to take steps to ensure that it satisfies the 5% and 25% value tests for any quarter with respect to which retesting is to occur, there can be no assurance that such steps (i) will always be successful; (ii) will not require a reduction in Crescent Real Estate's overall interest in the various corporations; or (iii) will not restrict the ability of the residential development corporations to increase the sizes of their respective businesses, unless the value of Crescent Real Estate's assets is increasing at a commensurate rate.

Distribution Requirements

         Each taxable year, Crescent Real Estate must distribute dividends (other than capital gain dividends and deemed distributions of retained capital gain) to its shareholders in an aggregate amount at least equal to (1) the sum of 90% of (A) its "REIT taxable income" (computed without regard to the dividends paid deduction and its net capital gain or loss) and (B) its net income (after tax), if any, from foreclosure property, minus (2) certain items of non-cash income.

         Crescent Real Estate must pay such distributions in the taxable year to which they relate, or in the following taxable year if Crescent Real Estate declares the distribution before it timely files its federal income tax return for such year and pays the distribution on or before the first regular dividend payment date after such declaration.

         Crescent Real Estate will pay federal income tax on taxable income (including net capital gain) that it does not distribute to shareholders. Furthermore, Crescent Real Estate will incur a 4% nondeductible excise tax if it fails to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (1) 85% of its REIT ordinary income for such year, (2) 95% of its REIT capital gain income for such year, and (3) any undistributed taxable income from prior periods. The excise tax is on the excess of such required distribution over the amounts Crescent Real Estate actually distributed. Crescent Real Estate may elect to retain and pay income tax on the net long-term capital gain it receives in a taxable year. See "-Taxation of Taxable U.S. Shareholders." For purposes of the 4% excise tax, Crescent Real Estate will be treated as having distributed any such retained amount.

         Crescent Real Estate believes that it has made, and it intends to continue to make, timely distributions sufficient to satisfy the annual distribution requirements. In this regard, the Agreement of Limited Partnership of Crescent Partnership (the "Partnership Agreement") authorizes the General Partner to take such steps as may be necessary to cause Crescent Partnership to distribute to its partners an amount sufficient to permit Crescent Real Estate to meet these distribution requirements. It is possible, however, that, from time to time, Crescent Real Estate may experience timing differences between (i) the actual receipt of income and actual payment of deductible expenses and (ii) the inclusion of such income and deduction of such expenses in arriving at its "real estate investment trust taxable income." Issues may also arise as to whether certain items should be included in income. In addition, it is possible that certain creative financing or creative acquisition techniques used by Crescent Partnership may result in income (such as income from cancellation of indebtedness or gain upon the receipt of assets in foreclosure the fair market value of which exceeds Crescent Partnership's basis in the debt that was foreclosed upon) that is not accompanied by cash proceeds. In this regard, the modification of a debt can result in taxable gain equal to the difference between the



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holder's basis in the debt and the principal amount of the modified debt. Based on the foregoing, Crescent Real Estate may have less cash available for distribution in a particular year than is necessary to meet its annual distribution requirement or to avoid tax with respect to capital gain or the excise tax imposed on certain undistributed income for such year. To meet the distribution requirement necessary to qualify as a REIT or to avoid tax with respect to capital gain or the excise tax imposed on certain undistributed income, Crescent Real Estate may find it appropriate to arrange for borrowings through Crescent Partnership or to pay distributions in the form of taxable share dividends.

         Under certain circumstances, Crescent Real Estate may be able to correct a failure to meet the distribution requirement for a year by paying deficiency dividends to its shareholders in a later year. Crescent Real Estate may include such deficiency dividends in its deduction for dividends paid for the earlier year. Although Crescent Real Estate may be able to avoid income tax on amounts distributed as deficiency dividends, it will be required to pay interest to the Internal Revenue Service based upon the amount of any deduction it takes for deficiency dividends.

Record Keeping Requirements

         Crescent Real Estate must maintain certain records in order to qualify as a REIT. In addition, to avoid a monetary penalty, Crescent Real Estate must request on an annual basis certain information from its shareholders designed to disclose the actual ownership of its outstanding stock. It has complied, and it intends to continue to comply, with such requirements.

Failure to Qualify

         If Crescent Real Estate failed to qualify as a REIT in any taxable year, and no relief provision applied, it would be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. In calculating its taxable income in a year in which it failed to qualify as a REIT, Crescent Real Estate would not be able to deduct amounts paid out to shareholders. In fact, Crescent Real Estate would not be required to distribute any amounts to shareholders in such year. In such event, to the extent of Crescent Real Estate's current and accumulated earnings and profits, all distributions to shareholders would be taxable as ordinary income. Subject to certain limitations of the Internal Revenue Code, corporate shareholders might be eligible for the dividends received deduction. Unless Crescent Real Estate qualified for relief under specific statutory provisions, it also would be disqualified from electing taxation as a REIT for the four taxable years following the year during which it ceased to qualify as a REIT. Crescent Real Estate cannot predict whether in all circumstances it would qualify for such statutory relief.

TAXATION OF TAXABLE U.S. SHAREHOLDERS


         As long as Crescent Real Estate qualifies as a REIT, a taxable "U.S. shareholder" must take into account, as ordinary income, distributions out of Crescent Real Estate's current or accumulated earnings and profits that Crescent Real Estate does not designate as capital gain dividends or retained long-term capital gain. A U.S. shareholder will not qualify for the dividends received deduction generally available to corporations. As used herein, a U.S. shareholder is a holder of common shares that for U.S. federal income tax purposes is


         o    a citizen or resident of the United States;

         o a corporation, partnership, or other entity created or organized in or under the laws of the United States or of a political subdivision thereof;

         o an estate whose income is subject to U.S. federal income taxation regardless of its source; or


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         o    any trust with respect to which (A) a U.S. court is able to exercise primary supervision over the administration of such trust and (B) one or more U.S. persons have the authority to control all substantial decisions of the trust.

         A U.S. shareholder will recognize distributions that Crescent Real Estate designates as capital gain dividends as long-term capital gain, to the extent they do not exceed its actual net capital gain for the taxable year, without regard to the period for which the U.S. shareholder has held its common shares. Subject to certain limitations, Crescent Real Estate will designate its capital gain dividends as either 20% or 25% rate distributions. A corporate U.S. shareholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

         Crescent Real Estate may elect to retain and pay income tax on the net long-term capital gain that it receives in a taxable year. In that case, a U.S. shareholder would be taxed on its proportionate share of Crescent Real Estate's undistributed long-term capital gain. The U.S. shareholder would receive a credit or refund for its proportionate share of the tax Crescent Real Estate paid. The U.S. shareholder would increase the basis in its stock by the amount of its proportionate share of Crescent Real Estate's undistributed long-term capital gain, minus its share of the tax Crescent Real Estate paid.

         A U.S. shareholder will not incur tax on a distribution in excess of Crescent Real Estate's current and accumulated earnings and profits if such distribution does not exceed the adjusted basis of the U.S. shareholder's common shares. Instead, such distribution will reduce the adjusted basis of such common shares. A U.S. shareholder will recognize a distribution in excess of both Crescent Real Estate's current and accumulated earnings and profits and the U.S. shareholder's adjusted basis in its common shares as long-term capital gain, or short-term capital gain if the common shares have been held for one year or less, assuming the common shares are a capital asset in the hands of the U.S. shareholder. In addition, if Crescent Real Estate declares a distribution in October, November, or December of any year that is payable to a U.S. shareholder of record on a specified date in any such month, such distribution shall be treated as both paid by Crescent Real Estate and received by the U.S. shareholder on December 31 of such year, provided that Crescent Real Estate actually pays the distribution during January of the following calendar year. Crescent Real Estate will notify U.S. shareholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitute ordinary income or capital gain dividends.

Taxation of U.S. Shareholders on the Disposition of the Common Shares

         In general, a U.S. shareholder who is not a dealer in securities must treat any gain or loss realized upon a taxable disposition of the common shares as long-term capital gain or loss if the U.S. shareholder has held the common stock for more than one year and otherwise as short-term capital gain or loss. However, a U.S. shareholder must treat any loss upon a sale or exchange of common shares held by such shareholder for six months or less, after applying certain holding period rules, as a long-term capital loss to the extent of capital gain dividends and other distributions from Crescent Real Estate that such U.S. shareholder treats as long-term capital gain. All or a portion of any loss a U.S. shareholder realizes upon a taxable disposition of the common shares may be disallowed if the U.S. shareholder purchases additional common shares within 30 days before or after the disposition.

Capital Gains and Losses

         A taxpayer generally must hold a capital asset for more than one year for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. The highest marginal individual income tax rate is 38.6%. On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001. That legislation reduces the highest marginal individual income tax rate of 38.6% to 37.6% for the period from January 1, 2004 to December 31, 2005, and to 35% for the period from January 1, 2006 to December 31, 2010. The maximum tax rate on long-term capital gain applicable to non-corporate taxpayers is 20% for sales and exchanges of assets held for more than one year. The maximum tax rate on long-term capital gain from the sale or exchange of "Section 1250 property" (i.e., depreciable real property) is 25% to the extent that such gain would have been treated as ordinary


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income if the property were "Section 1245 property." With respect to distributions that Crescent Real Estate designates as capital gain dividends and any retained capital gain that it is deemed to distribute, Crescent Real Estate may designate, subject to certain limits, whether such a distribution is taxable to its non-corporate shareholders at a 20% or 25% rate. Thus, the tax rate differential between capital gain and ordinary income for non-corporate taxpayers may be significant. A U.S. shareholder required to include retained long-term capital gains in income will be deemed to have paid, in the taxable year of the inclusion, its proportionate share of the tax paid by Crescent Real Estate in respect of such undistributed net capital gains. U.S. shareholders subject to these rules will be allowed a credit or a refund, as the case may be, for the tax deemed to have been paid by such shareholders. U.S. shareholders will increase their basis in their common shares by the difference between the amount of such includible gains and the tax deemed paid by the U.S. shareholder in respect of such gains. In addition, the characterization of income as capital gain or ordinary income may affect the deductibility of capital losses. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer can deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Information Reporting Requirements and Backup Withholding

         Crescent Real Estate will report to its shareholders and to the Internal Revenue Service the amount of distributions it pays during each calendar year, and the amount of tax it withholds, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 30%, gradually decreasing to 28% in 2006, with respect to distributions unless such holder (1) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (2) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules. A shareholder who does not provide Crescent Real Estate with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability. In addition, it may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status to it.

TAXATION OF TAX-EXEMPT U.S. SHAREHOLDERS

         Most tax-exempt employees' pension trusts are not subject to federal income tax except to the extent of their receipt of "unrelated business taxable income," or "UBTI." Distributions by Crescent Real Estate to a shareholder that is a tax-exempt entity should not constitute UBTI, provided that the tax-exempt entity has not financed the acquisition of Crescent Real Estate's shares with "acquisition indebtedness" and the shares are not otherwise used in an unrelated trade or business of the tax-exempt entity. In addition, certain pension trusts that own more than 10% of a "pension-held REIT" must report a portion of the dividends that they receive from such a REIT as UBTI. Crescent Real Estate has not been and does not expect to be treated as a pension-held REIT for purposes of this rule.

TAXATION OF NON-U.S. SHAREHOLDERS

         The rules governing U.S. federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, and other foreign shareholders (collectively, "non-U.S. shareholders") are complex. This section is only a summary of such rules. Crescent Operating urges non-U.S. shareholders to consult their own tax advisors to determine the impact of federal, state, and local income tax laws on ownership of common shares, including any reporting requirements.

Ordinary Dividends

         A non-U.S. shareholder that receives a distribution that is not attributable to gain from Crescent Real Estate's sale or exchange of U.S. real property interests (as defined below) and that Crescent Real Estate does not designate as


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a capital gain dividend or retained capital gain will recognize ordinary income to the extent that Crescent Real Estate pays such distribution out of its current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. However, if a distribution is treated as effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such distributions (and also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a non-U.S. corporation). Crescent Real Estate plans to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. shareholder unless (i) a lower treaty rate applies and the non-U.S. shareholder files IRS Form W-8BEN with Crescent Real Estate evidencing eligibility for that reduced rate or (ii) the non-U.S. shareholder files an IRS Form W-8ECI with Crescent Real Estate claiming that the distribution is effectively connected income.

Return of Capital

         A non-U.S. shareholder will not incur tax on a distribution in excess of Crescent Real Estate's current and accumulated earnings and profits if such distribution does not exceed the adjusted basis of its common shares. Instead, such a distribution will reduce the adjusted basis of such common shares. A non-U.S. shareholder will be subject to tax on a distribution that exceeds both Crescent Real Estate's current and accumulated earnings and profits and the adjusted basis of its common shares, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its common shares, as described below. Because Crescent Real Estate generally cannot determine at the time it makes a distribution whether or not the distribution will exceed its current and accumulated earnings and profits, Crescent Real Estate normally will withhold tax on the entire amount of any distribution at the same rate as it would withhold on a dividend. However, a non-U.S. shareholder may obtain a refund of amounts that Crescent Real Estate withholds if Crescent Real Estate later determines that a distribution in fact exceeded Crescent Real Estate's current and accumulated earnings and profits.

Capital Gain Dividends

         For any year in which Crescent Real Estate qualifies as a REIT, a non-U.S. shareholder will incur tax on distributions that are attributable to gain from Crescent Real Estate's sale or exchange of "U.S. real property interests" under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). The term "U.S. real property interests" includes certain interests in real property and stock in corporations at least 50% of whose assets consists of interests in real property, but excludes mortgage loans and mortgage-backed securities. Under FIRPTA, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of U.S. real property interests as if such gain were effectively connected with a U.S. business of the non-U.S. shareholder. A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. shareholders (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual). A non- U.S. corporate shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on distributions subject to FIRPTA. Crescent Real Estate must withhold 35% of any distribution that it could designate as a capital gain dividend. However, if Crescent Real Estate makes a distribution and later designates it as a capital gain dividend, then (although such distribution may be taxable to a non-U.S. shareholder) it is not subject to withholding under FIRPTA. Instead, Crescent Real Estate must make-up the 35% FIRPTA withholding from distributions made after the designation, until the amount of distributions withheld at 35% equals the amount of the distribution designated as a capital gain dividend. A non-U.S. shareholder may receive a credit against its FIRPTA tax liability for the amount Crescent Real Estate withholds.

         Distributions to a non-U.S. shareholder that Crescent Real Estate designates at the time of distribution as capital gain dividends which are not attributable to or treated as attributable to Crescent Real Estate's disposition of a U.S. real property interest generally will not be subject to U.S. federal income taxation, except as described below under "- Sale of Shares."


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Sale of Shares

         A non-U.S. shareholder generally will not incur tax under FIRPTA on gain from the sale of its common shares as long as Crescent Real Estate is a "domestically controlled REIT." A "domestically controlled REIT" is a REIT in which at all times during a specified testing period non-U.S. persons held, directly or indirectly, less than 50% in value of the stock. Crescent Real Estate anticipates that it will continue to be a "domestically controlled REIT." In addition, a non-U.S. shareholder that owns, actually or constructively, 5% or less of outstanding common shares at all times during a specified testing period will not incur tax under FIRPTA if the common shares are "regularly traded" on an established securities market. If neither of these exceptions were to apply, the gain on the sale of the common shares would be taxed under FIRPTA, in which case a non-U.S. shareholder would be taxed in the same manner as U.S. shareholders with respect to such gain (subject to applicable alternative minimum tax, a special alternative minimum tax in the case of nonresident alien individuals, and the possible application of the 30% branch profits tax in the case of non-U.S. corporations).

         A non-U.S. shareholder will incur tax on gain not subject to FIRPTA if
(1) the gain is effectively connected with the non-U.S. shareholder's U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain, or (2) the non-U.S. shareholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year, in which case the non-U.S. shareholder will incur a 30% tax on its capital gains. Capital gains dividends not subject to FIRPTA will be subject to similar rules.

Backup Withholding

         Backup withholding tax (which generally is withholding tax imposed at the rate of 30%, gradually decreasing to 28% in 2006, on certain payments to persons that fail to furnish certain information under the United States information reporting requirements) and information reporting will generally not apply to distributions to a non-U.S. shareholder provided that the non-U.S. shareholder certifies under penalty of perjury that the shareholder is a non-U.S. shareholder, or otherwise establishes an exemption. As a general matter, backup withholding and information reporting will not apply to a payment of the proceeds of a sale of common shares effected at a foreign office of a foreign broker. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of common shares by a foreign office of a broker that:

         o    is a U.S. person;

         o derives 50% or more of its gross income for a specified three year period from the conduct of a trade or business in the U.S.;

         o is a "controlled foreign corporation" (generally, a foreign corporation controlled by U.S. shareholders) for U.S. tax purposes; or

         o that is a foreign partnership, if at any time during its tax year 50% or more of its income or capital interest are held by U.S. persons or if it is engaged in the conduct of a trade or business in the U.S., unless the broker has documentary evidence in its records that the holder or beneficial owner is a non-U.S. shareholder and certain other conditions are met, or the shareholder otherwise establishes an exemption. Payment of the proceeds of a sale of common shares effected at a U.S. office of a broker is subject to both backup withholding and information reporting unless the shareholder certifies under penalty of perjury that the shareholder is a non-U.S. shareholder, or otherwise establishes an exemption. Backup withholding is not an additional tax. A non-U.S. shareholder may obtain a refund of excess amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the IRS.


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STATE AND LOCAL TAX CONSEQUENCES

         Crescent Real Estate and/or you may be subject to state and local tax in various states and localities, including those states and localities in which Crescent Real Estate or you transact business, own property or reside. The state and local tax treatment in such jurisdictions may differ from the federal income tax treatment described above. Consequently, you should consult your own tax advisor regarding the effect of state and local tax laws upon an investment in Crescent Real Estate's securities.

TAX ASPECTS OF CRESCENT REAL ESTATE'S INVESTMENT IN CRESCENT PARTNERSHIP AND SUBSIDIARY PARTNERSHIPS

         The following discussion summarizes certain federal income tax considerations applicable to Crescent Real Estate's direct or indirect investments in Crescent Partnership and its subsidiaries. The discussion does not cover state or local tax laws or any federal tax laws other than income tax laws.

Classification as Partnerships


         Crescent Real Estate's tax counsel has opined, based on the provisions of Crescent Partnership Agreement and the partnership agreements and operating agreements of the various subsidiary partnerships, and certain factual assumptions and certain representations described in the opinion, that Crescent Partnership and the subsidiary partnerships will each be treated as a partnership and not an association taxable as a corporation for federal income tax purposes, and that Crescent Partnership will not be treated as a "publicly traded partnership" taxable as a corporation. Unlike a ruling from the Internal Revenue Service, however, an opinion of counsel is not binding on the Internal Revenue Service or the courts, and no assurance can be given that the Internal Revenue Service will not challenge the status of Crescent Partnership and its subsidiary partnerships as partnerships for federal income tax purposes. If for any reason Crescent Partnership were taxable as a corporation rather than as a partnership for federal income tax purposes, Crescent Real Estate would fail to qualify as a REIT because it would not be able to satisfy the income and asset requirements. See "-- Taxation of Crescent Real Estate," above. In addition, any change in Crescent Partnership's status for tax purposes might be treated as a taxable event, in which case Crescent Real Estate might incur a tax liability without any related cash distributions. See "-- Taxation of Crescent Real Estate," above. Further, items of income and deduction for Crescent Partnership would not pass through to the respective partners, and the partners would be treated as shareholders for tax purposes. Crescent Partnership would be required to pay income tax at regular corporate tax rates on its net income, and distributions to partners would constitute dividends that would not be deductible in computing Crescent Partnership's taxable income. Similarly, if any of the subsidiary partnerships were taxable as a corporation rather than as a partnership for federal income tax purposes, such treatment might cause Crescent Real Estate to fail to qualify as a REIT, and in any event such partnership's items of income and deduction would not pass through to its partners, and its net income would be subject to income tax at regular corporate rates.


Income Taxation of Crescent Partnership and its Partners

         The partners of Crescent Partnership are subject to taxation. Crescent Partnership itself is not a taxable entity for federal income tax purposes. Rather, as a partner in Crescent Partnership, Crescent Real Estate is required to take into account its allocable share of Crescent Partnership's income, gains, losses, deductions and credits for any taxable year of Crescent Partnership ending during Crescent Real Estate's taxable year, without regard to whether Crescent Real Estate has received or will receive any distribution from Crescent Partnership. Crescent Partnership's income, gains, losses, deductions and credits for any taxable year will include its allocable share of such items from its subsidiary partnerships.

Partnership Allocations

         Although a partnership agreement generally will determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of section


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704(b) of the Internal Revenue Code and the Treasury regulations promulgated thereunder. If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Crescent Partnership's allocations of taxable income, gain and loss are intended to comply with the requirements of section 704(b) of the Internal Revenue Code and the Treasury regulations promulgated thereunder.

Tax Allocations With Respect to Contributed Properties

         Pursuant to section 704(c) of the Internal Revenue Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a "Book-Tax Difference"). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. Crescent Partnership was formed by way of contributions of appreciated property and has received contributions of appreciated property since its formation. In general, the fair market value of the properties initially contributed to Crescent Partnership were substantially in excess of their adjusted tax bases. The Partnership Agreement requires that allocations attributable to each item of initially contributed property be made so as to allocate the tax depreciation available with respect to such property first to the partners other than the partner that contributed the property, to the extent of, and in proportion to, such partners' share of book depreciation, and then, if any tax depreciation remains, to the partner that contributed the property. Accordingly, the depreciation deductions allocable will not correspond exactly to the percentage interests of the partners. Upon the disposition of any item of initially contributed property, any gain attributable to an excess at such time of basis for book purposes over basis for tax purposes will be allocated for tax purposes to the contributing partner and, in addition, the Partnership Agreement provides that any remaining gain will be allocated for tax purposes to the contributing partners to the extent that tax depreciation previously allocated to the noncontributing partners was less than the book depreciation allocated to them. These allocations are intended to be consistent with section 704(c) of the Internal Revenue Code and with Treasury regulations thereunder. The tax treatment of properties contributed to Crescent Partnership subsequent to its formation is expected generally to be consistent with the foregoing.

         In general, the partners who contribute property to Crescent Partnership will be allocated depreciation deductions for tax purposes which are lower than such deductions would be if determined on a pro rata basis. In addition, in the event of the disposition of any of the contributed assets (including Crescent Real Estate's properties) which have a Book-Tax Difference, all income attributable to such Book-Tax Difference will generally be allocated to the contributing partners, including Crescent Real Estate, and each partner will generally be allocated only its share of capital gains attributable to appreciation, if any, occurring after the closing of any offering of securities hereunder. This will tend to eliminate the Book-Tax Difference over the life of Crescent Partnership. However, the special allocation rules of section 704(c) do not always entirely eliminate the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands Crescent Partnership will cause Crescent Real Estate to be allocated lower depreciation and other deductions, and possibly an amount of taxable income in the event of a sale of such contributed assets in excess of the economic or book income allocated to it as a result of such sale. This may cause Crescent Real Estate to recognize taxable income in excess of cash proceeds, which might adversely affect its ability to comply with the REIT distribution requirements. See "-Requirements for REIT Qualification-Distribution Requirements." The foregoing principles also apply in determining Crescent Real Estate's earnings and profits for purposes of determining the portion of distributions taxable as dividend income. The application of these rules over time may result in a higher portion of distributions being taxed as dividends than would have occurred had Crescent Real Estate purchased the contributed assets at their agreed values.


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Sale of Crescent Partnership's Property

         Generally, any gain realized by Crescent Partnership on the sale of property held by it for more than one year will be long-term capital gain, except for any portion of such gain that is treated as depreciation or cost recovery recapture. Any gain recognized by Crescent Partnership on the disposition of contributed properties will be allocated first to its partners under section 704(c) of the Internal Revenue Code to the extent of their "built-in gain" on those properties for federal income tax purposes. The partners' "built-in gain" on the contributed properties sold will equal the excess of the partners' proportionate share of the book value of those properties over the partners' tax basis allocable to those properties at the time of the sale. Any remaining gain recognized by Crescent Partnership on the disposition of the contributed properties, and any gain recognized by Crescent Partnership on the disposition of the other properties, will be allocated among the partners in accordance with their respective percentage interests in Crescent Partnership.

         Crescent Real Estate's share of any gain realized by Crescent Partnership on the sale of any property held by Crescent Partnership as inventory or other property held primarily for sale to customers in the ordinary course of Crescent Partnership's trade or business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Such prohibited transaction income also may have an adverse effect upon Crescent Real Estate's ability to satisfy the income tests for REIT status. See "-Requirements for REIT Qualification - Income Tests." Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of Crescent Partnership's business is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. Crescent Partnership intends to hold its properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing, owning and operating the properties, and to make such occasional sales of properties as are consistent with these investment objectives.

Taxation of the Residential Development Corporations and Other TRSs

         A portion of the amounts to be used to fund distributions to shareholders is expected to come from the residential development corporations and other TRSs through dividends on non-voting stock thereof held by Crescent Partnership and interest on the residential development property mortgages held by Crescent Partnership. The residential development corporations and other TRSs will pay federal, state and local income taxes on their taxable incomes at normal corporate rates, which taxes will reduce the cash available for distribution by Crescent Real Estate to its shareholders. Any federal, state or local income taxes that the residential development corporations and other TRSs are required to pay will reduce the cash available for distribution by Crescent Real Estate to its shareholders.

                  DESCRIPTION OF CRESCENT OPERATING'S BUSINESS


         In February and March of 2002, Crescent Operating transferred to Crescent Real Estate, in lieu of foreclosure, the assets of its hospitality segment and, pursuant to a strict foreclosure, the interests of its land development segment pursuant to the terms of the Settlement Agreement described under "The Reorganization Transactions - Summary of the Reorganization Transactions." As a result, Crescent Operating no longer has operations in these two segments. In addition, on February 6, 2002, Crescent Machinery, through which Crescent Operating operates its equipment sales and leasing segment, filed for protection under the federal bankruptcy laws.


OVERVIEW OF CRESCENT OPERATING


Crescent Operating, Inc., a Delaware corporation, was formed on April 1, 1997, by Crescent Real Estate and its subsidiary Crescent Partnership. Effective June 12, 1997 Crescent Real Estate distributed shares of Crescent Operating common stock to shareholders of Crescent Real Estate and unit holders of Crescent Partnership, and, on that date, Crescent Operating became a public company. Crescent Operating was formed to be the lessee and operator of certain assets owned or to be acquired by Crescent Real Estate that could not be operated directly or indirectly by Crescent Real Estate without jeopardizing its status as a REIT. On January 1, 2001, however, the REIT Modernization



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Act became effective. This legislation allows Crescent Real Estate, through its subsidiaries, to operate or lease certain of its investments that had been previously operated or leased by Crescent Operating.


         Crescent Operating's charter provides that one of its purposes is to perform the Intercompany Agreement between Crescent Operating and Crescent Partnership. Under the terms of the Intercompany Agreement, both parties agree to provide each other with rights to participate in certain transactions. In addition, Crescent Operating's charter prohibits Crescent Operating from engaging in activities or making investments that a REIT could make unless, in accordance with the terms of the Intercompany Agreement, Crescent Partnership was first given the opportunity but elected not to pursue such activities or investments. To facilitate the review, evaluation and negotiation of the terms of and making recommendations with respect to investment opportunities presented to Crescent Operating by Crescent Partnership, Crescent Operating established the Intercompany Evaluation Committee, which was composed entirely of directors of Crescent Operating who were not also officers or directors of Crescent Real Estate and Crescent Partnership. The scope of the committee eventually expanded to include analysis of all proposed transaction involving Crescent Real Estate or Crescent Partnership.

         Crescent Operating was intended to function principally as an operating company, in contrast to Crescent Real Estate's principal focus on investment in real estate assets. The operating activities and operating assets made available to Crescent Operating by Crescent Real Estate were designed to provide Crescent Real Estate's existing shareholders with the long-term benefits of ownership in an entity devoted to the conduct of operating business activities in addition to their investment interest in Crescent Real Estate.

BUSINESS SEGMENTS


         Immediately prior to the asset transfers made pursuant to the Settlement Agreement on February 14, 2002, Crescent Operating, through various subsidiaries and affiliates, had assets and operations comprising four business segments: (i) equipment sales and leasing, (ii) hospitality, (iii) temperature-controlled logistics and (iv) land development. Within these segments Crescent Operating owned the following:



         o The equipment sales and leasing segment consisted of a 100% interest in Crescent Machinery and its subsidiary, a construction equipment sales, leasing and service company with 14 locations in four states. As of September 30, 2002, Crescent Machinery operated nine locations in three states.


         o    The hospitality segment consisted of the following assets:

              o Crescent Operating's lessee interests in three upscale business class hotels owned by Crescent Real Estate. The hotels are the Denver Marriott City Center, the Hyatt Regency Albuquerque and the Renaissance Hotel in Houston, Texas;

              o Lessee interests in three destination resort properties owned by Crescent Real Estate. The properties are the Hyatt Regency Beaver Creek, the Ventana Inn and Spa, Sonoma Mission Inn and Spa (including the Sonoma Mission Inn golf and Country Club);

              o Lessee interests in two destination fitness resort and spa properties owned by Crescent Real Estate. The properties are Canyon Ranch-Tucson and Canyon Ranch-Lenox and;

              o A 5% economic interest in CRL, which has an investment in the Canyon Ranch Day Spa in the Venetian Hotel in Las Vegas, Nevada and participates in the future use of the "Canyon Ranch" name. Crescent Real Estate owned the remaining 95% economic interest.


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         o    The temperature-controlled logistics segment consisted of a 40%
              interest in the operations of AmeriCold Logistics, which operates 100 refrigerated storage properties with an aggregate storage capacity of approximately 525 million cubic feet. Crescent Real Estate has a 40% interest in AmeriCold Corporation, which owned 89 of the 100 properties.

         o    The land development segment consisted of the following assets:

              o A 4.65% economic interest in Desert Mountain, a master planned, luxury residential and recreational community in northern Scottsdale, Arizona. Crescent Real Estate owned an 88.35% economic interest in Desert Mountain;

              o A 52.5% general partner interest in The Woodlands Operating Company;

              o A 2.625% economic interest in The Woodlands Land Development Company L.P. Crescent Real Estate owned a 49.875% economic interest in this entity; and

              o A 60% general partner interest in COPI Colorado, a company that has a 10% economic interest in CRDI, formerly Crescent Development Management Corp. Crescent Real Estate owned the remaining 90% economic interest in CRDI.

Equipment Sales and Leasing


         Crescent Machinery is engaged in the sale, leasing and service of construction equipment and accessories to the construction industry located primarily in three states as of June 30, 2002. Historically, construction equipment businesses have been owned and operated primarily by individuals in a localized area. Crescent Machinery has consolidated some of these businesses in order to gain improvements in purchasing and operating efficiencies. All of the Crescent Machinery locations represent major lines of equipment. This differentiates Crescent Machinery from some of its pure rent-to-rent competition. Crescent Machinery's locations offer new and used equipment for sale and rent, have factory trained service personnel, and provide parts and warranty service.



         Effective February 6, 2001, Crescent Operating, Crescent Machinery and SunTx entered into a Management Rights Agreement. Under the Management Agreement, Crescent Operating and Crescent Machinery engaged SunTx to provide general administrative and financial advice regarding all matters not otherwise reserved for the board of directors for Crescent Machinery for a fee of $1.0 million. This Management Agreement terminated December 31, 2001.



         Like many companies serving the construction industries, Crescent Machinery was affected in 2001 by multiple factors negatively impacting the industry. These factors include excess inventories of machines available for sale or rental, severe price competition, a slowdown in many construction markets, the reduction in the number of new projects, the general recessionary economy, and the continued negative effects following the terrorist attacks of September 11, 2001.



         Beginning in the second quarter of 2001, Crescent Machinery's business plan focused on right-sizing the business and creating liquidity. This plan included the reduction of operating costs and excess or underutilized assets. As of June 30, 2002, Crescent Machinery's net book value of its inventory and rental fleet was reduced by approximately $30.7 million since December 31, 2001 and it had implemented actions to reduce expenses of approximately $5.0 million on an annualized basis. Crescent Machinery also closed its branches in Beaumont, Texas; Van Wert, Ohio and Franklin, Indiana in 2001 and its branches in Honolulu, Hawaii; Santa Rosa, California; Sacramento, California; Sparks, Nevada; Fresno, California and Union City, California as of September 30, 2002. As of September 30, 2002, Crescent Machinery operated nine branches in three states.

         As part of that business plan, Crescent Machinery continued reviewing key factors to its business, including the business mix between the sale of equipment and various rental and service programs; evaluating the suppliers Crescent Machinery used or may add in the future to maximize the equipment solutions Crescent Machinery offered its customers; standardizing best practices across all branch locations; and implementing new compensation programs that directly linked pay to performance.

         An essential part of Crescent Machinery's plan involved restructuring its existing lines of credit to provide debt service relief. Crescent Machinery defaulted on certain major loans from commercial institutions due to Crescent Machinery's decision not to pay the principal portion of payment installments due from September through December 2001 in the total amount of approximately $6.4 million. Outstanding principal amounts under default by Crescent Machinery totaled $58.1 million at June 30, 2002. Crescent Machinery's lenders did not exercise remedies available for Crescent Machinery's payment default. Crescent Machinery did reach an agreement with certain lenders to take back the financed equipment and limit Crescent Machinery's exposure to shortfall on the sale of the equipment.

         Crescent Machinery was unable to reach satisfactory agreements with other lenders, however, and on February 6, 2002, Crescent Machinery filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Northern District of Texas in Fort Worth, Texas. Crescent Machinery intends to continue its normal operations in the sale, rental and servicing of construction equipment, while attempting to reorganize and restructure its debt to emerge a financially stronger and more competitive business. Crescent Machinery plans to continue with business as usual during this process, but certain locations will be evaluated and may be sold or closed to improve efficiency. Crescent Machinery closed all but one of its West Coast branches and plans to close the remaining location outside of Texas and Oklahoma in 2002.

         In addition to its equity claim as the sole shareholder of Crescent Machinery, Crescent Operating is a creditor of Crescent Machinery, holding an unsecured $10.0 million principal amount note receivable from Crescent Machinery. Crescent Operating does not anticipate receiving a significant repayment, if any, of this note receivable in the Crescent Machinery bankruptcy case.

         Crescent Operating is unable to predict as of the date of the filing of this proxy statement/prospectus whether Crescent Machinery will be able to successfully reorganize its debt and operations, or what the treatment of creditors of Crescent Machinery and Crescent Operating, as the sole shareholder of Crescent Machinery and as a creditor, will be under any proposed plan of reorganization of Crescent Machinery. The payment rights and other entitlements of pre-petition creditors of Crescent Machinery, including Crescent Operating, and Crescent Operating, as Crescent Machinery's sole shareholder, may be substantially altered by any plan of reorganization confirmed by the bankruptcy court. Under a plan, pre-petition creditors may receive less than 100% of the face value of their claims, and the ownership interest of Crescent Operating in Crescent Machinery may be substantially diluted or cancelled in whole or in part. Crescent Machinery has filed schedules of assets and liabilities in its bankruptcy case. Those schedules indicate that virtually all of Crescent Machinery's assets are subject to lien claims of certain secured lenders. Moreover, the schedules indicate that the collateral securing the claims of these creditors has a value at or below the amount owed to the lenders. In fact, the only unencumbered assets owned by Crescent Machinery are several parcels of real estate that Crescent Machinery estimates to have a fair market value of approximately $3.0 million and miscellaneous inventory and accounts receivable of undetermined value. The value of the real estate will need to be first used to pay administrative expense claims in the bankruptcy case, after which it might be available for distribution to unsecured creditors. There are approximately $17.0 million of unsecured claims in the Crescent Machinery bankruptcy case. Crescent Operating expects the Crescent Machinery creditors to object to Crescent Operating receiving any distribution unless those creditors are paid in full. Although there can be no assurance as to the outcome of the Crescent Machinery bankruptcy case, Crescent Operating believes the prudent course is to estimate that it would not receive a material distribution in respect of either its unsecured note claim in the Crescent Machinery case or in respect of its ownership of 100% of the Crescent Machinery common stock. There can be no assurance given that a plan of reorganization of Crescent Machinery will be approved by the creditors, or that the bankruptcy court will confirm any such plan. If a plan of reorganization is not confirmed by the bankruptcy court, there can be no assurance that Crescent Machinery will have sufficient funds to continue as a going concern, to restructure its debt on acceptable terms or continue its operations. If such a plan is not confirmed by the bankruptcy court, Crescent Machinery may be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code and to cease operations, in which case it is unlikely that Crescent Operating would realize any significant value for its ownership interest in Crescent Machinery.

         Operational Information.


         The following tables set forth certain information regarding the operation and results of Crescent Machinery for the three and six months ended June 30, 2002 and for the years ended December 31,1997 through December 31, 2001.



                                                THREE MONTHS               SIX MONTHS
                                               ENDED JUNE 30,            ENDED JUNE 30,
                                             -------------------       -------------------
                                              2002         2001         2002         2001
Revenue:
  New and used equipment ...............         38%          41%          40%          45%
  Rental equipment .....................         39%          37%          38%          34%
  Parts, service and supplies ..........         23%          22%          22%          21%
                                             ------       ------       ------       ------
Total revenue ..........................        100%         100%         100%         100%

Expenses:
  Cost of sales:
   New and used equipment ..............         85%          89%          89%          88%
   Rental equipment ....................         77%          67%          75%          71%
   Parts, service and supplies .........         62%          64%          62%          63%
                                             ------       ------       ------       ------
Total cost of sales ....................         77%          76%          78%          77%

Gross profit ...........................         23%          24%          22%          23%

Operating expenses .....................         46%          27%          43%          26%
                                             ------       ------       ------       ------

Loss from operations ...................        (22%)         (3%)        (21%)         (3%)
                                             ======       ======       ======       ======





                                                          For The Year Ended December 31,
                                             --------------------------------------------------------
                                              2001         2000        1999        1998        1997
                                             ------       ------      ------      ------      ------
Revenue:
  New and used equipment ...............         47%          54%         60%         62%         39%
  Rental equipment .....................         33%          27%         21%         19%         32%
  Parts, service and supplies ..........         20%          19%         19%         19%         29%
                                             ------       ------      ------      ------      ------
Total revenue ..........................        100%         100%        100%        100%        100%

Expenses:
  Cost of sales:
   New and used equipment ..............         91%          88%         85%         83%         89%
   Rental equipment ....................         70%          62%         55%         56%         65%
   Parts, service and supplies .........         64%          63%         67%         61%         78%
                                             ------       ------      ------      ------      ------
Total cost of sales ....................         79%          76%         75%         73%         78%

Gross profit ...........................         21%          24%         25%         27%         22%

Operating expenses .....................         28%          23%         21%         19%         16%
                                             ------       ------      ------      ------      ------

Income (loss) from operations ..........         (6%)          1%          3%          7%          6%
                                             ======       ======      ======      ======      ======

         Net operating loss for the year ended December 31, 2001 was $46.7 million as compared with net operating income of $1.7 million for the year ended December 31, 2000. Equipment sales and leasing revenue decreased $14.2 million, or 43.8%, to $18.2 million for the six months ended June 30, 2002, compared with $32.4 million for the six months ended June 30, 2001. Net operating loss for the six months ended June 30, 2002 was $2.5 million as compared with net operating loss of $0.2 million for the six months ended June 30, 2001. Crescent Operating believes that the results for the six months ended June 30, 2002 are not necessarily indicative of the operating results expected for the full year, due to the closing of its West Coast branches in 2002 and to the seasonality of the business.


         Under the agreement relating to Crescent Real Estate's planned investment in Crescent Machinery, which was terminated on February 4, 2002, Crescent Operating agreed upon a value for its investment in Crescent Machinery. Such agreed upon value served as an indicator to Crescent Operating that the potential existed for the impairment of certain assets as it relates to its current investment in Crescent Machinery. As required under Statement of Financial Accounting Standards No. 121, using all information available, Crescent Operating determined that certain assets within Crescent Machinery have carrying values which exceed the estimated undiscounted cash flows of those assets. As a result, Crescent Operating recorded an adjustment of $39.2 million as "impairment loss on assets" in Crescent Operating's results from operations for the year ended December 31, 2001 related to Crescent Machinery. Crescent Operating will continue to evaluate the assets within Crescent Machinery for impairment and adjust such carrying values as necessary.

Hospitality

         Effect of the Reorganization Transactions.


         In February 2002, in lieu of a foreclosure by Crescent Real Estate on the Crescent Operating hotel operations, Crescent Operating caused the lessees of these properties to transfer all of the leases, business contracts and licenses, furniture, fixtures and equipment, cash and intellectual property to Crescent Real Estate in exchange for cancellation of rental payments due to Crescent Real Estate with an aggregate value equal to the agreed upon value of the transferred assets, or $23.6 million. See "The Reorganization Transactions -- Summary of the Reorganization Transactions" for a description of these transfers.


         Overview.

         Prior to the February 2002 transfer of Crescent Operating's hotel operations to Crescent Partnership, the hospitality segment generally consisted of the hotel operations. Each of such properties were owned by Crescent Partnership or its affiliates and all were leased to subsidiaries of Crescent Operating under long term leases. In addition to these properties, Crescent Operating also had other investments in CRL.

         The hotel operations were comprised of unique luxury resorts, business and convention hotels and destination health and fitness resorts and made up a small portion of the hospitality industry. Because Crescent Operating, for the most part, relied on third-party operators such as Marriott and Hyatt, Crescent Operating enjoyed the advantage of the third-party operators' nationwide advertising, reservation services and strong management.

         Each of the hotel operations was under lease with Crescent Real Estate, with terms expiring from December 2004 to June 2009 and generally providing for
(i) base rent, with periodic rent increases, (ii) percentage rent based on a percentage of gross hotel revenues less food and beverage revenues above a specified amount and (iii) a percentage of gross food and beverage revenues above a specified amount. Under the leases, Crescent Operating's subsidiaries had assumed the rights and obligations of the property owner under the respective management agreement with the hotel operators, including the property management agreements with Sonoma Management Company for Sonoma Mission Inn and Spa, Sonoma Mission Inn Golf and Country Club and Ventana Inn and Spa, as well as the obligation to pay all property taxes and other charges against the property. As part of each of the lease agreements for eight of the hotel operations, Crescent Real Estate had agreed to fund all capital expenditures relating to furniture, fixtures and equipment reserves required under the applicable management agreements. The only exception was Canyon Ranch-Tucson, in which instance Crescent Operating owned all furniture, fixtures and equipment associated with the property and funded all related capital expenditures. With the permission of Crescent Real Estate, Crescent Operating had deferred payment of rent on the hotel operations. Rent expense accrued but deferred as of December 31, 2001 was $41.2 million.

         All of Crescent Operating's hotel operations, except for the Sonoma Mission Inn and Spa, Sonoma Mission Inn Golf and Country Club and the Ventana Inn and Spa, were managed by third party operators. Crescent Operating and its hospitality subsidiaries had a Master Asset Management and Administrative Services Agreement with Sonoma Management to manage the Hyatt Albuquerque, the Renaissance Hotel Houston and the Denver City Center Marriott. In addition, Crescent Operating's hospitality subsidiaries had accepted assignment from the owners of the Sonoma Mission Inn and Spa, the Sonoma Mission Inn Golf and Country Club and the Ventana Inn and Spa of its property management agreements with Sonoma Management. The principals of Sonoma Management are Sanjay and Johanna Varma and Crescent Real Estate is an equity owner in Sonoma Management. Payment of obligations under the Master Asset Management and Administrative Services Agreement was guaranteed by Crescent Operating. For each property for which it provided asset management services, Sonoma Management was receive a base fee equal to 0.85% of gross revenues of the property managed plus an incentive fee of 50% of actual net income in excess of budgeted net income. For each property for which it provided property management services, Sonoma Management was entitled to receive a base fee equal to 2.0% of gross revenues of the property plus an incentive fee of 20% of net operating income in excess of a 12% annual return on investment to owner.

         As consideration for its services under the Master Asset Management and Administrative Services Agreement, Sonoma Management received an annual base fee (and no incentive fee) for 2001 of approximately $0.6 million, for its asset management services related to the Hyatt Albuquerque, the Renaissance Houston Hotel and the Denver City Center Marriott.

         Crescent Operating had limited the potential impact of downturns in the hospitality industry on Crescent Operating by limiting its guarantee of the rent payment obligations of its hospitality segment subsidiaries. Crescent Operating's guarantee related to rent payments was limited to cash generated by the hospitality segment, i.e. cash flows from segments other than hospitality would not be used to fund rent payments in the event cash flows of the hotel operations were less than scheduled rent payments.

         The individual hotel operations were affected by seasonality; however, the seasonal fluctuations are varied and are determined by both location and the nature of the business conducted on the property. The effects of seasonality of the hotel operations are generally offsetting; however, March and October have the greatest positive impact and November through January have the greatest negative impact on Crescent Operating's consolidated results.

         The hotel operations in Denver and Albuquerque are business and convention center hotels that compete against other similar hotels in their markets. Crescent Operating believes, however, that its destination health and fitness resorts are unique properties that have very limited competition. In addition, Crescent Operating believes that the other hotel operations experience limited or no direct competition due to their high replacement costs and unique concepts or locations. The hotel operations do compete, to a limited extent, against business class hotels or middle-market resorts in their geographic areas, as well as against luxury resorts nationwide and around the world.

         Crescent Operating had a 5% economic interest, representing all of the voting stock, in CRL. CRL has a 30% interest in CR License. CR License is the entity which owns the rights to the future use of the "Canyon Ranch" name.

CRL also has an approximate 65% economic interest in the Canyon Ranch Spa Club located in the Venetian Hotel in Las Vegas.

         Operational Information.


         The following table sets forth certain information about the hotel operations, excluding the Sonoma Mission Inn Golf and Country Club, Houston Center Athletic Club, or HCAC, CRL and the Four Seasons in Houston for the years ended December 31, 2001 and 2000. As Crescent Operating only operated this segment for one and one-half months in 2002, there is no information for the three and six months ended June 30, 2002. The information below is based on available rooms, except for Canyon Ranch-Tucson and Canyon Ranch-Lenox, which are destination health and fitness resorts that measure performance based on available guest nights.




                                                                                            For the Year Ended December 31,
                                                                                       -----------------------------------------
                                                                                             Average                Average
                                                                                            Occupancy                Daily
                                                                                              Rate                   Rate
                                                                                      ------------------      ------------------
                                   Location         Lease Expiration      Rooms        2001        2000        2001       2000
                                   --------         ----------------      -----       ------      ------      ------     -------
Upscale Business Class
Hotels:
Denver Marriott City
  Center .......................   Denver, CO            June 2005          613           77%         84%     $  123      $  120
Hyatt Regency
  Albuquerque ..................   Albuquerque, NM     December 2005        395           69          69         108         106
Renaissance Houston ............   Houston, TX           June 2009          389           64          59         113          95
                                                                         ------       ------      ------      ------      ------
    Total/Weighted Average .....                                          1,397           71%         73%     $  116      $  111
                                                                         ======       ======      ======      ======      ======

Luxury Resorts and Spas:
Hyatt Regency Beaver
  Creek(1) .....................   Avon, CO            December 2004        276           57%         69%     $  278      $  254
Sonoma Mission
  Inn & Spa ....................   Sonoma, CA          October 2006         228(2)        59          75         299         302
Ventana Inn & Spa ..............   Big Sur, CA         December 2007         62           73          78         420         458
                                                                         ------       ------      ------      ------      ------
    Total/Weighted Average .....                                            566           60%         72%     $  305      $  298
                                                                         ======       ======      ======      ======      ======

                                                                          Guest
                                                                         Nights
                                                                         ------
Destination Fitness Resorts
and Spas:
Canyon Ranch-Tucson ............   Tucson, AZ            July 2006          250(3)
Canyon Ranch-Lenox .............   Lenox, MA           December 2006        212(3)
                                                                         ------       ------      ------      ------      ------
    Total/Weighted Average .....                                            462           81%(4)      86%(4)  $  469(5)   $  442(5)
                                                                         ======       ======      ======      ======      ======

Grand Total/Weighted Average ...                                                          71%         75%     $  263      $  256
                                                                         ======       ======      ======      ======      ======



                                                                         For the Year Ended December 31,
                                                                         -------------------------------
                                                                                     Revenue
                                                                                       Per
                                                                                 Available Room
                                                                         -------------------------------
                                   Location         Lease Expiration         2001              2000
                                   --------         ----------------     -------------    --------------

Upscale Business Class
Hotels:
Denver Marriott City
  Center .......................   Denver, CO            June 2005            $   95        $  101
Hyatt Regency
  Albuquerque ..................   Albuquerque, NM     December 2005              74            73
Renaissance Houston ............   Houston, TX           June 2009                73            56
                                                                              ------        ------
    Total/Weighted Average .....                                              $   83        $   80
                                                                              ======        ======

Luxury Resorts and Spas:
Hyatt Regency Beaver
  Creek(1) .....................   Avon, CO            December 2004          $  159        $  176
Sonoma Mission
  Inn & Spa ....................   Sonoma, CA          October 2006              176           226
Ventana Inn & Spa ..............   Big Sur, CA         December 2007             304           358
                                                                              ------        ------
    Total/Weighted Average .....                                              $  182        $  216
                                                                              ======        ======

Destination Fitness
Resorts and Spas:
Canyon Ranch-Tucson ............   Tucson, AZ            July 2006
Canyon Ranch-Lenox .............   Lenox, MA           December 2006
                                                                              ------        ------
    Total/Weighted Average .....                                              $  318(6)     $  340(6)
                                                                              ======        ======

Grand Total/Weighted Average ...                                              $  183        $  191
                                                                              ======        ======



(1) The hotel is undergoing $6.9 million renovation of all guest rooms. The project is scheduled to be completed by the second quarter of 2002.

(2) In January 2000, 20 rooms, which were previously taken out of commission for construction of a 30,000 square foot full-service spa in connection with an approximately $21.0 million expansion of the hotel, were returned to service. The expansion was completed in the second quarter of 2000. The expansion also included 30 additional guest rooms. Rates were discounted during the construction period, which resulted in a lower average daily rate and revenue per available room for the year ended December 31, 1999, as compared to December 31, 2000.

(3) Represents available guest nights, which is the maximum number of guests that the resort can accommodate per night.

(4) Represents the number of paying and complimentary guests for the period, divided by the maximum number of available guest nights for the period.

(5) Represents the average daily "all-inclusive" guest package charges for the period, divided by the average daily number of paying guests for the period.

(6) Represents the total "all-inclusive" guest package charges for the period, divided by the maximum number of available guest nights for the period.



Temperature-Controlled Logistics

         Effect of the Reorganization Transactions.


         On February 14, 2002, Crescent Operating agreed in the Settlement Agreement that a Crescent Real Estate subsidiary, Crescent Spinco, upon the effectiveness of its registration statement, will distribute its shares to the holders of Crescent Real Estate common shares and the unitholders of Crescent Partnership and will purchase Crescent Operating's entire membership interest in COPI Cold Storage for between $15.0 million to $15.5 million. It is anticipated that the interest in AmeriCold Logistics will be transferred in 2003. The proceeds are intended to payoff the Bank of America loan for which Crescent Operating's 40% interest in AmeriCold Logistics serves as collateral.

The distribution of the Crescent Spinco shares will be made to the holders of Crescent Real Estate common shares prior to the issuance of Crescent Real Estate common shares to the Crescent Operating stockholders. As a result, the holders of Crescent Operating common stock will not receive any interest in Crescent Spinco.

         Overview.


         In October 1997, the Crescent/Vornado REIT partnership, in which Vornado Realty Trust has a 60% interest and Crescent Real Estate has a 40% interest, acquired each of AmeriCold Corporation and URS Logistics, Inc. The Crescent/Vornado REIT partnership acquired the assets of Freezer Services, Inc. in June 1998 and acquired the Carmar Group in July 1998. In March 1999, a new partnership doing business under the name AmeriCold Logistics was formed. Crescent Operating, through its wholly owned subsidiary COPI Cold Storage, has a 40% general partnership interest in Americold Logistics and Vornado Operating has the remaining 60% general partnership interest. Immediately following its formation, Americold Logistics purchased all of the non-real estate assets of the Crescent/Vornado REIT partnership for $48.7 million. AmeriCold Logistics then leased the real estate assets of the Crescent/Vornado REIT partnership from that entity and continued to operate the temperature-controlled warehouse business that was created by consolidating the businesses of AmeriCold Corporation, URS Logistics, Freezer Services and the Carmar Group. Americold Logistics currently leases 89 temperature controlled warehouses from the Crescent/Vornado REIT partnership, which continues to own the real estate, and manages 11 additional warehouses. AmeriCold Logistics provides the frozen food industry with refrigerated warehousing and transportation management services. As of the date of this proxy statement/prospectus, Crescent Operating continues to own and conduct its temperature-controlled logistics operations through its wholly owned subsidiary, COPI Cold Storage.



         The temperature-controlled logistics segment consists of a 40% interest in the operations of AmeriCold Logistics. AmeriCold Logistics, headquartered in Atlanta, Georgia, has 5,900 employees and operates 101 temperature controlled storage facilities nationwide with an aggregate of approximately 538 million cubic feet of refrigerated, frozen and dry storage space. Of the 101 warehouses, AmeriCold Logistics leases 89 temperature controlled facilities with an aggregate of approximately 447 million cubic feet from the temperature-controlled logistics partnerships, and manages 12 additional facilities containing approximately 91 million cubic feet of space. AmeriCold Logistics provides the frozen food industry with refrigerated storage and transportation management services.


         AmeriCold Logistics leases 89 refrigerated storage facilities used in its business. The leases, as amended, which commenced in March 1999, generally have a 15-year term with two five-year renewal options and provide for the payment of fixed base rent and percentage rent based on revenues AmeriCold Logistics receives from its customers. Fixed base rent was approximately $136.0 million in 2000 and was and will be approximately $137.0 million per annum from 2001 through 2003, $139.0 million per annum from 2004 through 2008 and $141.0 million per annum from 2009 through February 28, 2014. Percentage rent for each lease is based on a specified percentage of revenues in excess of a specified base amount. The aggregate base revenue amount under five of the six leases is approximately $350.0 million and the weighted average percentage rate is approximately 36% through 2003, approximately 38% for the period from 2004 through 2008 and approximately 40% for the period from 2009 through February 28, 2014. The aggregate base revenue amount under the sixth lease is approximately $32.0 million through 2001, and approximately $26.0 million for the period from 2002 through February 28, 2014, and the percentage rate is 24% through 2001, 37.5% for the period from 2002 through 2006, 40% from 2007 through 2011 and 41% from 2012 through February 28, 2014. AmeriCold Logistics recognized $156.3 million and $170.6 million of rent expense for the year ended December 31, 2001 and December 31, 2000, respectively, which includes, effects of straight-lining, rent to parties other than the landlord and is before the waiver of rent discussed below. AmeriCold Logistics is required to pay for all costs arising from the operation, maintenance and repair of the properties, including all real estate taxes and assessments, utility charges, permit fees and insurance premiums, as well as property capital expenditures in excess of $9.5 million annually. AmeriCold Logistics has the right to defer the payment of 15% of the fixed base rent and all percentage rent for up to three years beginning on March 11, 1999 to the extent that available cash, as defined in the leases, is insufficient to pay such rent. AmeriCold Logistics deferred $25.5 million of rent payments for the period ending December 31, 2001 and $19.0 million for the period ending December 31, 2000.

         On February 22, 2001, the AmeriCold Logistics leases were restructured to, among other things, (i) reduce 2001's contractual rent to $146.0 million ($14.5 million less than 2000's contractual rent), (ii) reduce 2002's contractual rent to $150.0 million, plus contingent rent in certain circumstances, (iii) increase the Landlord's share of annual maintenance capital expenditures by $4.5 million to $9.5 million effective January 1, 2000 and (iv) extend the deferred rent period to December 31, 2003 from March 11, 2002.

         In the fourth quarter ended December 31, 2001, AmeriCold Logistics reversed $25.5 million of the rent expense recorded for 2001 resulting from temperature-controlled logistics partnerships waiving of its rights to collect this portion of the rent. Further, temperature-controlled logistics partnerships waived $14.3 million of the rent expense recorded by AmeriCold Logistics for 2000 which AmeriCold Logistics recorded as income in the fourth quarter ended December 31, 2001. The aggregate amount waived by the landlord of $39.8 million represents a portion of the rent due under the leases which AmeriCold Logistics deferred in such years.

         Under the terms of the partnership agreement for AmeriCold Logistics, Vornado Operating has the right to make all decisions relating to the management and operations of AmeriCold Logistics other than certain major decisions that require the approval of both Crescent Operating and Vornado Operating. Vornado Operating must obtain Crescent Operating's approval for specified matters involving AmeriCold Logistics, including approval of the annual budget, requiring specified capital contributions, entering into specified new leases or amending existing leases, selling or acquiring specified assets and any sale, liquidation or merger of AmeriCold Logistics. If the partners fail to reach an agreement on such matters during the period from November 1, 2000 through October 30, 2007, Vornado Operating may set a price at which it commits to either buy Crescent Operating's investment, or sell its own, and Crescent Operating will decide whether to buy or sell at that price. If the partners fail to reach agreement on such matters after October 30, 2007, either party may set a price at which it commits to either buy the other party's investment, or sell its own, and the other party will decide whether to buy or sell at that price. Neither partner may transfer its rights or interest in the partnership without the consent of the other partner. Vornado Operating has consented to Crescent Operating's transfer of its membership interest in COPI Cold Storage, and thus Crescent Operating's general partnership interest in AmeriCold Logistics, to a subsidiary of Crescent Real Estate. The partnership will continue for a term through October 30, 2027, except as the partners may otherwise agree.

         As of December 31, 2001, Crescent Operating had not contributed its 40% portion of a total $10.0 million expected contribution to AmeriCold Logistics. Accordingly, AmeriCold Logistics cancelled its $4.0 million contribution receivable in partners capital on December 31, 2001. In the first quarter of 2002, Vornado Operating's previous contribution of $6.0 million, representing its 60% match of the $10.0 million total expected contribution, was reclassified as a special equity contribution that: (i) has priority over the original equity amounts, with voting rights of the partner not effected, (ii) is redeemable only at AmeriCold Logistics' option, and (iii) accrues interest at 12% compounded annually from March 7, 2000. The partner's ownership remains at 60%.

         In addition, during 2001, AmeriCold Logistics recorded a charge of $8.9 million comprised of (i) severance and relocation costs associated with a management restructuring and (ii) expenses arising from the consolidation of a portion of the corporate office in Portland, Oregon into AmeriCold Logistics Atlanta headquarters.

         On May 1, 2001, Alec C. Covington became the President and Chief Executive Officer of AmeriCold Logistics. Mr. Covington succeeded Daniel F. McNamara who continues as Vice Chairman until May, 2002. Mr. Covington, age 45, was formerly an Executive Vice President of SUPERVALU Inc. (NYSE:SVU) and President and Chief Operating Officer of the SUPERVALU food distribution companies division, which is the nation's largest distributor to grocery retailers having $17.0 billion of revenue and 34 distribution centers. Previously, Mr. Covington was the President and Chief Operating Officer of the wholesale division of Richfood Holdings, Inc. when it was acquired by SUPERVALU in the fall of 1999. He has more than 25 years of wholesale, retail and supply-chain management experience in the food industry.


         On October 22, 2001, Jonathan C. Daiker joined AmeriCold Logistics as Chief Financial Officer. Most recently, Mr. Daiker served for five years as Executive Vice President and Chief Financial Officer of the Simmons Company, a manufacturer and distributor of mattresses. Prior thereto, from 1981-1995, he held subsidiary and unit Chief Financial Officer positions with Phillips Electronics N.V., a multibillion dollar consumer electronics company. Mr. Daiker, a CPA, began his career with Price Waterhouse & Company.


         AmeriCold Logistics is experiencing cash flow deficits which its management is currently addressing through sales of non-core assets.

         Recent Developments.

         On January 23, 2002, the leases with the temperature-controlled logistics partnerships were restructured to consolidate four of the non-encumbered leases into one non-encumbered lease. The restructuring did not affect total contractual rent due under the combined leases.


         During the first and second quarters of 2002, AmeriCold Logistics exercised its right, pursuant to the terms of its leases, to defer payment of rent. As of June 30, 2002, AmeriCold Logistics had deferred $9.3 million of rent for 2002, bringing the total deferred rent to $17.6 million. For the years ended December 31, 2001 and December 31, 2000, AmeriCold Logistics had exercised its right, pursuant to the terms of its leases with the landlord, to defer payment of $25.5 million and $19.0 million of rent, respectively, of which Crescent Operating's share was $10.2 million and $7.6 million, respectively.



         Effective December 31, 2001, Crescent Operating, in connection with extending the maturity of its $15.0 million loan from Bank of America from December 31, 2001 to August 15, 2002, agreed to modify the loan from an unsecured to a secured credit facility. In August 2002, Bank of America further extended the maturity of this loan to January 15, 2003 and Crescent Operating agreed to prepay the interest for that time period in the amount of $0.3 million. Crescent Operating, with the consent of Crescent Partnership which agreed to subordinate its security interest in Crescent Operating's 40% interest in AmeriCold Logistics, pledged all of its interest in AmeriCold Logistics to Bank of America to secure the loan.


         Operational Information.

         As of the date of this proxy statement/prospectus, Crescent Operating continues to hold a 40% economic interest in AmeriCold Logistics. Crescent Operating's share of pretax loss from Americold Logistics for the year ended December 31, 2001 was $2.3 million. AmeriCold Logistics is experiencing cash flow deficits which management of Americold Logistics is currently addressing through sales of non-core assets. Crescent Operating has written off its entire investment in AmeriCold Logistics and does not anticipate recognizing any additional AmeriCold Logistics losses for accounting purposes.

         The following table shows the location and size of facility for each of the properties operated by AmeriCold Logistics as of June 30, 2002:



                                          Total Cubic                                                    Total Cubic
                         Number of          Footage                                    Number of           Footage
      State              Properties      (in millions)                State            Properties       (in millions)
-------------------     -------------    --------------         ------------------    -------------     --------------

Alabama                      5                  10.8            Missouri(1)                2                  46.8
Arizona                      1                   2.9            Nebraska                   2                   4.4
Arkansas                     6                  33.1            New York                   1                  11.8
California                   11                 47.1            North Carolina             3                  10.0
Colorado                     1                   2.8            Ohio                       1                   5.5
Florida                      5                   6.5            Oklahoma                   2                   2.1
Georgia                      8                  49.5            Oregon                     6                  40.4
Idaho                        2                  18.7            Pennsylvania               4                  50.8
Illinois                     2                  11.6            South Carolina             1                   1.6
Indiana                      1                   9.1            South Dakota               2                   6.3
Iowa                         2                  12.5            Tennessee                  3                  10.6
Kansas                       2                   5.0            Texas                      5                  39.1
Kentucky                     1                   2.7            Utah                       1                   8.6
Maine                        1                   1.8            Virginia                   3                  13.8
Massachusetts                5                  10.5            Washington                 6                  28.7
Minnesota                    1                   5.9            Wisconsin                  3                  17.4
Mississippi                  1                   4.7            Canada                     1                   4.8
                                                                                      -------------     --------------
                                                                Total                     101                537.9
                                                                                      =============     ==============


(1) Includes one underground facility of approximately 33.1 million cubic feet.

         Market Information.

         AmeriCold Logistics provides frozen food manufacturers with refrigerated warehousing and transportation management services. The temperature-controlled logistics properties consist of production and distribution facilities. Production facilities differ from distribution facilities in that they typically serve one or a small number of customers located nearby. These customers store large quantities of processed or partially processed products in the facility until they are further processed or shipped to the next stage of production or distribution. Distribution facilities primarily serve customers who store a wide variety of finished products to support shipment to end-users, such as food retailers and food service companies, in a specific geographic market.

         Transportation management services include freight routing, dispatching, freight rate negotiation, backhaul coordination, freight bill auditing, network flow management, order consolidation and distribution channel assessment. AmeriCold Logistics' temperature-controlled logistics expertise and access to both the frozen food warehouses and distribution channels enable the customers of AmeriCold Logistics to respond quickly and efficiently to time-sensitive orders from distributors and retailers.

         Customers consist primarily of national, regional and local frozen food manufacturers, distributors, retailers and food service organizations, including H.J. Heinz & Co., ConAgra, Inc., Sara Lee Corp., Tyson Foods, Inc. and McCain Foods, Inc.


         Consolidation among retail and food service channels has limited the ability of manufacturers to pass along cost increases by raising prices. Because of this, manufacturers have been forced in the recent past to focus more intensely on supply chain cost, such as inventory management, transportation and distribution, reduction initiatives in an effort to improve operating performance.


         AmeriCold Logistics is the largest operator of public refrigerated warehouse space in the country. AmeriCold Logistics operated an aggregate of approximately 18% of total public refrigerated warehouse space as of December 31, 2001. No other person or entity operated more than 8% of total public refrigerated warehouse space as of December 31, 2001. As a result, AmeriCold Logistics does not have any competitors of comparable size. AmeriCold Logistics operates in an environment in which competition is national, regional and local in nature and in which the range of service, temperature-controlled logistics facilities, customer mix, service performance and price are the principal competitive factors.

Land Development

         Effect of the Reorganization Transactions.


         In February 2002, a subsidiary of Crescent Real Estate acquired, through a strict foreclosure under the terms of the Settlement Agreement, Crescent Operating's land development entities other than The Woodlands Operating Company. Crescent Operating's interest in The Woodlands Operating Company was subsequently acquired, through a strict foreclosure under the terms of the Settlement Agreement, by a subsidiary of Crescent Real Estate in March 2002. See "The Reorganization Transactions - Summary of the Reorganization Transactions" for a description of this acquisition by strict foreclosure.


         Overview.

         Prior to the transfer of Crescent Operating's land development interests to Crescent Partnership in February and March 2002 pursuant to the Settlement Agreement, the land development segment consisted primarily of:

      o a 4.65% economic interest in Desert Mountain, a master planned, luxury residential and recreational community in northern Scottsdale, Arizona;

      o a 52.5% general partner interest in The Woodlands Operating Company, which provided management, advisory, landscaping and maintenance services to The Woodlands, Texas, an approximately 27,000 acre master-planned residential and commercial community, and was the lessee of The Woodlands Resort and Conference Center;

      o a 2.625% economic interest in The Woodlands Land Development Company, which owned approximately 6,600 acres for commercial and residential development as well as a realty office, an athletic center, and interests in both a title company and a mortgage company; and

      o a 60% economic interest in COPI Colorado, an entity that had a 10% economic interest in CRDI, formerly CDMC, which invests in entities that develop or manage residential and resort properties (primarily in Colorado) and provides support services to such properties.

         The land development segment competed against a variety of other housing alternatives including other planned developments, pre-existing single-family homes, condominiums, townhouses and non-owner occupied housing, such as luxury apartments.

         Desert Mountain.

         Desert Mountain is a master planned, mixed use residential and recreational community located in northern Scottsdale, Arizona. The property consists of 8,000 acres of land located in the high Sonoran Desert that is zoned for the development of approximately 4,500 lots. Desert Mountain includes The Desert Mountain Club, a private golf, tennis and fitness club which serves over 2,300 members and offers five Jack Nicklaus signature 18-hole golf courses and four clubhouses. One of these courses is Cochise, the site of the Senior PGA Tour's The Tradition golf tournament. Lyle Anderson, the original developer of Desert Mountain, provides advisory services in connection with the operation and development of Desert Mountain. Pursuant to the terms of a limited partnership agreement, Desert Mountain Development is entitled to receive 93% of the net cash flow of Desert Mountain after certain payments to the sole limited partner, Sonora Partners Mountain Partnership which owns the remaining 7% interest, have been made.

         The Woodlands Operating Company.


         The Woodlands, is an approximately 27,000-acre master-planned residential and commercial community located approximately 27 miles north of Houston, Texas, unique among developments in the Houston area because it functions as a self-contained community. Amenities contained in the development, which are not contained within other local developments, include a shopping mall, retail centers, office buildings, a hospital, a community college, places of worship, a conference center, 60 parks, 81 holes of golf, two man made lakes, a riverwalk and a performing arts pavilion.


         The Woodlands Operating Company was formed to provide management, advisory, landscaping and maintenance services to entities affiliated with Crescent Operating and Crescent Real Estate as well as to third parties. Pursuant to the terms of service agreements, The Woodlands Operating Company performed general management, landscaping and maintenance, construction, design, sales, promotional and other marketing services for certain properties in which Crescent Real Estate owns a direct or indirect interest. In addition, The Woodlands Operating Company monitored certain of the real estate investments of, and provides advice regarding real estate and development issues to, such entities. As compensation for its management and advisory services, The Woodlands Operating Company was paid a monthly advisory fee on a cost-plus basis. As compensation for its landscaping and maintenance services, The Woodlands Operating Company received a monthly fee on a cost-plus basis related to performing the required landscaping and maintenance services.

         The Woodlands Operating Company also leased The Woodlands Conference Center and Country Club, an executive conference center with a private golf and tennis club and certain related assets from The Woodlands Commercial Properties Company, L.P., a partnership, the interests of which are owned by Crescent Real Estate and certain Morgan Stanley Group funds. The Woodlands Operating Company leased The Woodlands Conference Center and Country Club on a triple net basis, with base rent in the amount of $0.75 million per month during the eight-year term of the lease. The lease also provides for the payment of percentage rent for each calendar year in which gross receipts from the operation of The Woodlands Conference Center and Country Club exceed certain amounts.


         The Woodlands Operating Company partnership agreement provided that distributions be made to partners in accordance with specified payout percentages subject to change based upon whether certain established cumulative preferred returns were earned. As cumulative preferred returns reach certain thresholds, distributions to Crescent Operating from The Woodlands Operating Company increased from 42.5% to 49.5% and then from 49.5% to 52.5%. Beginning in 2000, both the 42.5% and the 49.5% thresholds were met by The Woodlands Operating Company; therefore, the payout percentage to Crescent Operating increased to 52.5%.



         On March 22, 2002, a subsidiary of Crescent Real Estate acquired, through a strict foreclosure which was agreed upon under the terms of the Settlement Agreement, Crescent Operating's interest in The Woodlands Operating Company, giving Crescent Real Estate an indirect 52.5% general partnership interest in The Woodlands Operating Company. Prior to this transfer, neither Crescent Real Estate or its affiliates owned any interest in The Woodlands Operating Company.


         The Woodlands Land Company, Inc.


         Crescent Operating owned all of the voting stock, representing a 5% economic interest, of The Woodlands Land Company, a residential and commercial development corporation which was formerly wholly owned by Crescent Partnership, prior to the original Settlement Agreement on February 14, 2002. The Woodland's Land Company holds a 52.5% general partner interest in, and is the managing general partner of, The Woodlands Land Development Company, a Texas limited partnership in which certain Morgan Stanley funds hold a 47.5% limited partner interest. The Woodlands Land Development Company primarily owns (i) approximately 4,900 acres of land capable of supporting the development of more than 13,100 lots for single-family homes, (ii) approximately 1,700 acres capable of supporting more than 13.3 million net rentable square feet of commercial development, (iii) a realty office, (iv) contract rights relating to the operation of its property, (v) an athletic center and (vi) a 50% interest in a title company.

         The Woodlands Land Development Company partnership agreement provided that distributions be made to partners in accordance with specified payout percentages subject to change based upon whether certain established cumulative preferred returns were earned. As cumulative preferred returns reach certain thresholds, distributions to The Woodlands Land Company from The Woodlands Land Development Company increase from 42.5% to 49.5% and then from 49.5% to 52.5%. In 2001, the 42.5% and 49.5% thresholds were met; therefore, the payout percentage to Crescent Operating increased to 2.625%.

         Crescent Resort Development, Inc. (formerly Crescent Development Management Corp.).


         CRDI's investments included direct and indirect economic interests that vary from 25% to 64% consisting primarily of the following: (i) six residential and commercial developments and eleven residential developments in Colorado, South Carolina and California; (ii) a timeshare development in Colorado; (iii) two transportation companies providing approximately 80% of the airport shuttle service to Colorado resort areas; (iv) two private clubs consisting of various recreational and social amenities in Colorado and California; and (v) an interest in a partnership owning an interest in the Ritz Carlton Hotel in Palm Beach, Florida. Until December 2000, CRDI had an indirect economic interest in a real estate company specializing in the management of resort properties in Colorado, Utah, South Carolina and Montana. That investment was transferred to CDMC II, a newly formed entity having the same owners, board of directors and officers as CRDI. In connection with that transfer, CDMC II assumed the indebtedness of CRDI incurred in connection with that investment, all of which is owed to Crescent Partnership. Effective March 30, 2001, CDMC II sold that investment - a membership interest in East West Resorts, LLC - to a company affiliated with the other owner of East-West Resorts, for cash and a secured promissory note. CDMC II immediately transferred the cash and note to Transportal Investment Corp. in exchange for its assumption of all of its indebtedness and dissolved. Crescent Operating owned 1%, and Crescent Partnership owned 99%, of Transportal Investment Corp., which owns an interest in Transportal Network, LLC. Transportal Network is an abandoned venture that had been planned to provide routing and load management services and facilitate related purchases over the internet to independent truckers, shippers and receivers. Transportal Network ceased operations in October 2000.


         Effective September 11, 1998, Crescent Operating and Gerald W. Haddock, John C. Goff and Harry H. Frampton, III entered into a partnership agreement to form COPI Colorado. COPI Colorado was formed for the purpose of holding and managing the voting stock of CRDI (and, consequently, to manage CRDI) and investing in shares of Crescent Operating common stock. In September, 1998, Crescent Operating contributed to COPI Colorado $9.0 million in cash in exchange for a 50% general partner interest in COPI Colorado, and each of Mr. Haddock, Mr. Goff and Mr. Frampton contributed to COPI Colorado approximately 667 shares of CRDI voting stock, which each of Mr. Haddock, Mr. Goff and Mr. Frampton owned individually, in exchange for an approximately 16.67% limited partner interest in COPI Colorado; as a result and until January 2000, Crescent Operating owned a 50% managing interest in COPI Colorado and Mr. Haddock, Mr. Goff and Mr. Frampton collectively owned a 50% investment interest in COPI Colorado. Mr. Haddock assigned his 16.67% limited partner interest to COPI Colorado effective January 2000, causing the Crescent Operating's general partner interest to increase from 50% to 60%.

         In forming COPI Colorado, Crescent Operating was able to obtain ownership of CRDI while investing a portion of the cash otherwise payable to the former owners of CRDI, two of whom were executive officers of Crescent Operating at the time, in COPI Colorado, which used the cash to acquire shares of Crescent Operating common stock.

         COPI Colorado has purchased approximately 1.1 million shares of Crescent Operating common stock at a total purchase price of $4.3 million. The average price paid for such shares, excluding brokers' commissions, was $3.88 per share. COPI Colorado has not purchased shares of Crescent Operating since August 1999.

         Recent Developments.

         On February 13, 2002, in anticipation of Crescent Operating's entering into the Settlement Agreement, pursuant to which Crescent Operating transferred its 60% general partnership interest in COPI Colorado to Crescent

Partnership, the partners of COPI Colorado caused it to distribute among its partners, in accordance with their respective ownership percentage, all of the shares of Crescent Operating's stock it held. Messrs. Goff and Frampton each received 220,506 shares, while Crescent Operating received 661,518 shares.

         Effective February 14, 2002, Crescent Operating transferred its equity interests in the land development assets and related liabilities, other than Crescent Operating's interest in The Woodlands Operating Company, as provided for in the Settlement Agreement. Crescent Operating transferred its interest in The Woodlands Operating Company to Crescent Real Estate on March 22, 2002.

         Operational Information.


         Net income for the land development segment was $2.7 million for the year ended December 31, 2001. Crescent Operating's share of Desert Mountain Development's net loss for the year ended December 31, 2001 was $0.3 million. Crescent Operating's share of net income from both The Woodlands Land Company and WOCOI Investment Company for the year ended December 31, 2001 was $2.6 million. Crescent Operating's share of COPI Colorado's net income for the year ended December 31, 2001 was $0.2 million.



         The following table sets forth certain information as of December 31, 2001 relating to the residential development properties. As Crescent Operating only operated the land development segment for one and one-half months in 2002, there is no information for the three and six months ended June 30, 2002.



                                                     Total          Total           Average
                                       Total       Lots/Units     Lots/Units        Closed
                                       Lots/        Developed       Closed        Sale Price
                                       Units         Since          Since          Per Lot/         Range of Proposed
  Land Development                    Planned      Inception      Inception         Unit(1)       Sale Prices Per Lot(2)
  ----------------                    -------      ---------      ---------         -------       ----------------------

  Desert Mountain............          2,665          2,338          2,195        $ 515,000        $400,000-$3,050,000(3)
  The Woodlands..............         37,554         26,027         24,472        $  57,000         $16,000-$1,035,000
  CRDI.......................          2,679          1,274            869             N/A          $25,000-$4,600,000
                                     ----------    -----------    -----------
  Total Land Development.....         42,898         29,639         27,536
                                     ==========    ===========    ===========

(1)  Based on lots/units closed during Crescent Operating's ownership period.

(2)  Based on existing inventory of developed lots and lots to be developed.

(3)  Includes golf membership, which as of December 31, 2001, was $225,000.

Other Investments

         Charter Behavioral Health Systems, LLC.


         CBHS was the largest provider of behavioral health care treatment in the United States. From September 9, 1999 to December 29, 2000, Crescent Operating (which prior thereto had owned 50% of CBHS) owned a 25% common membership interest and 100% of the preferred membership interests in CBHS, and a limited partnership interest in COPI CBHS Holdings (controlled by individual officers of Crescent Operating), in which Crescent Operating owned 100% of the economic interests, and which owned 65% of the common interests of CBHS. In the fourth quarter of 1999, CBHS began significant downsizing, including the closing of 18 facilities in December 1999 and 33 facilities in January 2000. Closure of those facilities resulted in the filing by terminated employees of several lawsuits against CBHS and others, including Crescent Operating, for alleged violation of the WARN Act (see "- Legal Proceedings"). On February 16, 2000, CBHS petitioned for relief under Chapter 11 of the United States Bankruptcy Code. Under the protection of the bankruptcy court, CBHS has engaged in efforts to sell and liquidate, in a controlled fashion, all of its ongoing business. On April 16, 2000, the asset purchase agreement to which a newly formed, wholly-owned subsidiary of Crescent Operating had agreed to acquire, for $24.5 million, CBHS's core business assets used in the operation of 37 behavioral healthcare facilities, subject to certain conditions, terminated by its own terms because not all of the conditions precedent to closing had been met by that date. Subsequent to the termination of the asset purchase agreement, CBHS sold or closed all of its remaining facilities and is in the process of final liquidation of any remaining assets.

         As a result of the liquidation of CBHS through bankruptcy, the equity investment in CBHS became worthless. On December 29, 2000 Crescent Operating sold its 25% common interest and its 100% preferred membership interest in CBHS, and COPI CBHS Holdings sold its 65% common interest in CBHS, to The Rockwood Financial Group, Inc. for a nominal sum. The Rockwood Financial Group, Inc. is wholly owned by Jeffrey L. Stevens, Crescent Operating's Chief Executive Officer and sole director. The sale of CBHS to the Rockwood Financial Group, Inc. was effected as part of Crescent Operating's tax planning strategy. For the year 2000, Crescent Operating was faced with a potentially large minimum tax liability. Crescent Operating sold its interest in CBHS in order to trigger a loss that would significantly reduce, if not eliminate this alternative minimum tax liability.

         Magellan Warrants.


         In connection with the transaction in which Crescent Operating acquired its interest in CBHS in 1997, Crescent Operating purchased, for $12.5 million, warrants to acquire 1,283,311 shares of common stock of Magellan Health Services, Inc. for an exercise price of $30.00 per share. The Magellan warrants are exercisable in varying increments beginning on May 31, 1998 and ending on May 31, 2009. As of December 31, 2001, the aggregate value of the Magellan warrants was $4.1 million, calculated using the Black-Scholes method. As of January 1, 2001, Crescent Operating was required to adopt SFAS No. 133, as amended by SFAS No. 138. SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, provides that all derivative instruments be recognized as either assets or liabilities depending on the rights or obligations under the contract and that all derivative instruments be measured at fair value. Upon adoption, Crescent Operating was required to record the net comprehensive loss related to its investment in Magellan warrants as a charge in the statement of operations. Based on the value of the warrants on December 31, 2000, Crescent Operating expensed $9.5 million on January 1, 2001 as a cumulative effect of change in accounting principle. From January 1, 2001 forward, Crescent Operating records changes in the fair value of these warrants in the statement of operations as investment income (loss).



         Crescent Operating transferred the Magellan warrants to Crescent Machinery in 1999 as a contribution to capital. On February 6, 2002, Crescent Machinery filed for protection under the federal bankruptcy laws. With the commencement of Crescent Machinery's bankruptcy proceedings, the Magellan warrants became part of Crescent Machinery's estate, subject to the claims of creditors. The Magellan warrants are not proposed to be treated in any manner in connection with the Crescent Operating bankruptcy plan, and, instead, will be part of the resolution of the Crescent Machinery bankruptcy.



         Crescent Operating had previously written down its investment in the warrants based on the estimated fair value of the warrants to $3.0 million at December 31, 2000, using the Black-Scholes pricing model. For the year ended December 31, 2001, Crescent Operating recorded changes in the fair value of these warrants as investment income of $1.1 million in Crescent Operating's statement of operations. For the three and six months ended June 30, 2002, Crescent Operating recorded changes in the fair market value of the warrants as an investment loss of $3.6 million and $4.1 million, respectively, in Crescent Operating's statement of operations. As of June 30, 2002, the value of the warrants was zero. Crescent Operating does not anticipate any future recognition of value relating to the warrants.




         For additional financial information related to Crescent Operating's business segments, see Crescent Operating's notes to the consolidated financial statements.

EMPLOYEES


         As of December 31, 2001, Crescent Operating and its consolidated subsidiaries had the number of employees indicated below:


Crescent Operating-corporate.................               5
Equipment sales and leasing segment..........             337
Hospitality segment..........................             635
Land development segment.....................             691
                                                     ---------
                                                        1,668
                                                     =========

         On May 1, 2001, Richard P. Knight resigned his position as Vice President and Chief Financial Officer to pursue other interests.

         Crescent Operating has excluded employees of The Woodlands Operating Company, The Woodlands Land Development Company and AmeriCold Logistics, as these subsidiaries represent equity investments for financial reporting purposes.

PROPERTIES

         Immediately prior to Crescent Operating's transfer to Crescent Partnership on February 14, 2002, Crescent Operating, through its subsidiary, Crescent Machinery, owned fee simple interests in four properties located in Dallas and Austin, Texas, Tulsa, Oklahoma and Van Wert, Ohio. Crescent Operating, directly or indirectly, also held leasehold interests in certain facilities, including the hotel operations and other leased Crescent Machinery locations, collectively, the leased properties. Crescent Operating transferred all of the leasehold interests in the hotel operations to Crescent Partnership in February 2002. Crescent Machinery filed a voluntary petition in bankruptcy on February 6, 2002, and its properties and assets, including but not limited to these fee simple interests and leaseholds, are subject to the claims of creditors. Crescent Operating believes it will not likely receive any distribution in respect of the bankruptcy proceeding. Management believes that, for so long as it directly or indirectly owned or controlled fee simple interests and leaseholds, each of such owned and leased properties was adequately maintained and suitable for use in its respective capacity. Crescent Operating or certain of its subsidiaries entered into lease agreements in respect of the leased properties, pursuant to which each respective lessee was responsible for routine maintenance of the subject property.


         For further description as to the general character of Crescent Operating's properties by segment, see "Description of Crescent Operating's Business - Business Segments" above.


LEGAL PROCEEDINGS


         CBHS became the subject of Chapter 11 bankruptcy proceedings by filing a voluntary petition on February 16, 2000, in United States Bankruptcy Court for the District of Delaware. Although CBHS is not a subsidiary of Crescent Operating, Crescent Operating did own a majority (90%) economic interest in CBHS until December 29, 2000.



         As stated above under "Description of Crescent Operating Business - Business Segments - Other Investments _ Charter Behavioral Health Systems, LLC," as a result of the liquidation of CBHS through bankruptcy, the equity investment in CBHS became worthless. On December 29, 2000, as part of Crescent Operating's tax planning, Crescent Operating sold its 25% common interest and its 100% preferred membership interest in CBHS, and COPI CBHS Holdings sold its 65% common interest in CBHS to The Rockwood Financial Group, Inc. for a nominal sum.


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
         Crescent Operating held no funded or liquidated claims against the estate of CBHS. Crescent Operating filed proofs of claim against CBHS as a protective matter for potential indemnification or contribution for third party lawsuits and claims where Crescent Operating is a named defendant with CBHS, such as lawsuits based upon alleged WARN Act violations purported to have been committed by CBHS and/or its subsidiaries in closing behavioral health care facilities in 1999 and 2000. The only such lawsuits that have been brought against Crescent Operating arise from WARN Act claims. In connection with a settlement entered into among Crescent Operating, CBHS, the WARN Act plaintiffs, and others, Crescent Operating's indemnification and contribution claims against CBHS based on such lawsuits have been resolved. No other claims or lawsuits have been asserted against Crescent Operating that would give rise to indemnification or contribution claims by Crescent Operating against CBHS. In the event that, prior to the bar date for asserting claims against Crescent Operating in its bankruptcy case, no other claims or lawsuits are asserted against Crescent Operating that would give rise to indemnification or contribution claims by Crescent Operating against CBHS, Crescent Operating's claims for indemnification or contribution in the CBHS case will be disallowed. If any such lawsuits or claims are brought, Crescent Operating will pursue its indemnification and contribution claims in the CBHS case as appropriate.

         To date, several lawsuits, all of which seek class action certification, have been filed against CBHS alleging violations of the WARN Act in the closing of certain healthcare facilities in 1999 and 2000. Of those lawsuits, three also named Crescent Operating as a defendant, but all three of those suits have since been dismissed. An additional suit seeking similar relief was also filed against Crescent Operating and Crescent Partnership, as well as CBHS.


         A global Stipulation of Settlement of all WARN matters has been reached and filed with the United States District Court and Bankruptcy Court for the District of Delaware by the WARN Act claimants, CBHS, Crescent Operating, Crescent Partnership and the Creditors Committee in the CBHS case. The settlement was approved by the District Court by order dated March 18, 2002. As it applies to Crescent Operating, the settlement provides that either Crescent Operating or Crescent Partnership was required to deposit into escrow $500,000 for the benefit of the WARN Act claimants and, upon the settlement becoming final, Crescent Operating will receive a complete release for all WARN Act claims and any other claims in the CBHS case other than potential claims from those CBHS employees who have opted out of the settlement. It appears that a maximum of three such employees have opted out and none have made claims against Crescent Operating to date. Crescent Partnership has paid the $500,000 into escrow. This payment will not be included as an expense for the purposes of calculating the aggregate value of the Crescent Real Estate shares to be distributed to the Crescent Operating stockholders.


         In accordance with an agreement between Gerald Haddock and Crescent Operating, COPI Colorado redeemed the limited partnership interest of Mr. Haddock, Crescent Operating's former Chief Executive Officer and President, in January 2000. COPI Colorado paid Mr. Haddock approximately $2.6 million for his approximate 16.67% limited partner interest (determined from an independent appraisal of the value of COPI Colorado). Mr. Haddock challenged the valuation performed by the independent appraiser and the procedures followed by Crescent Operating with respect to the redemption and valuation process. On February 7, 2001, Crescent Operating filed a lawsuit in the 141st Judicial Court of Tarrant County, Texas seeking a declaratory judgment to assist in resolution of Crescent Operating's dispute with Mr. Haddock. The parties settled their dispute, and the lawsuit was dismissed effective as of January 2, 2002.


         Crescent Machinery Company is a wholly owned subsidiary of Crescent Operating. Crescent Machinery is a debtor in possession in a Chapter 11 reorganization case pending in the United States Bankruptcy Court for the Northern District of Texas. On June 10, 2002, the attorneys for the Official Unsecured Creditors' Committee of Crescent Machinery delivered a letter to Crescent Operating and to certain current and former officers and directors of Crescent Operating and Crescent Machinery. In the letter, the Crescent Machinery Committee alleges that Crescent Operating and others had substantial liability in respect of certain actions and failures to act by Crescent Operating and certain of the officers and directors of Crescent Operating and Crescent Machinery that caused damage to Crescent Machinery. Crescent Operating does not believe the claims asserted in the Crescent Machinery Committee's letter have any merit. If a lawsuit is filed by the Crescent Machinery Committee, Crescent Operating intends to vigorously defend any claims asserted. Crescent Operating has directors and officers liability insurance in the face amount of $3.0



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


million that may afford coverage for the Crescent Machinery Committee's claims. Nonetheless, if the Crescent Machinery Committee establishes a claim against Crescent Operating in excess of any available insurance, then that claim will have to be satisfied before any distribution could be made to Crescent Operating's stockholders. If a claim is asserted by the Crescent Machinery Committee or by Crescent Machinery against Crescent Operating, Crescent Operating will ask the Bankruptcy Court to estimate such claim at zero for purposes of distribution under Crescent Operating's plan of reorganization. Crescent Operating believes that there is a strong likelihood that the bankruptcy court having jurisdiction over its Chapter 11 case will estimate the claim at zero, and, therefore, the distributions that would otherwise be made to Crescent Operating stockholders will not be diminished by the assertion of such claim. There can be no assurance, however, that the Crescent Machinery Committee's claim will be estimated at zero, or even that the bankruptcy court would conduct an estimation hearing in lieu of the normal trial procedures in bankruptcy court. Therefore, there is a risk that substantial delays could result from the process in which the Crescent Machinery Committee's claim is adjudicated. In addition, there is a risk that if the Crescent Machinery Committee were ultimately successful in the prosecution of its claim, or if Crescent Real Estate, pursuant to the Settlement Agreement, offers to assume or settle any obligations under the Crescent Machinery Committee's claim and Crescent Operating accepts the offer, the total value of the Crescent Real Estate common shares that the Crescent Operating stockholders will receive will be reduced and the Crescent Operating stockholders will receive fewer Crescent Real Estate common shares. However, even if Crescent Real Estate does offer to assume or settle obligations under the Crescent Machinery Committee's claim and Crescent Operating accepts the offer, the total value of the minimum number of Crescent Real Estate common shares that the Crescent Operating stockholders will be entitled to receive if the bankruptcy plan is accepted by the Crescent Operating stockholders and confirmed by the bankruptcy court will be at least $2.16 million, or $0.20 per share of Crescent Operating common stock.


                 DESCRIPTION OF CRESCENT REAL ESTATE'S BUSINESS



OVERVIEW OF CRESCENT REAL ESTATE

         Crescent Real Estate operates as a REIT for federal income tax purposes, and, together with its subsidiaries, provides management, leasing and development services for some of its properties.


         The direct and indirect subsidiaries of Crescent Real Estate at June 30, 2002 included:


      o  Crescent Real Estate Equities Limited Partnership, or Crescent
         Partnership

      o Crescent Real Estate Equities Ltd., or the General Partner of Crescent Partnership

      o Subsidiaries of Crescent Partnership and the General Partner of Crescent Partnership

         Crescent Real Estate conducts all of its business through Crescent Partnership and its other subsidiaries. Crescent Real Estate is structured to facilitate and maintain the qualification of Crescent Real Estate as a REIT.

INDUSTRY SEGMENTS


         As of June 30, 2002, Crescent Real Estate's assets and operations were composed of four investment segments:


      o  office segment;

      o  resort/hotel segment;

      o  residential development segment; and

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

      o  temperature-controlled logistics segment.


         Within these segments, Crescent Real Estate owned or had an interest in the following real estate assets as of June 30, 2002:



      o Office segment consisted of 74 office properties located in 26 metropolitan submarkets in six states, with an aggregate of approximately 28.3 million net rentable square feet (64 of the office properties, including three retail properties, are wholly owned and 10 are owned through joint ventures, seven of which are consolidated and three of which are unconsolidated);



      o Resort/hotel segment consisted of five luxury and destination fitness resorts and spas with a total of 1,036 rooms/guest nights and four upscale business-class hotel properties with a total of 1,771 rooms;



      o Residential development segment consisted of Crescent Real Estate's ownership of real estate mortgages and voting and non-voting common stock representing interests ranging from 94% to 100% in five residential development corporations, which in turn, through joint venture or partnership arrangements, owned 22 upscale residential development properties; and



      o Temperature-controlled logistics segment consisted of the Crescent Real Estate's 40% interest in a general partnership, which owns all of the common stock, representing substantially all of the economic interest, of AmeriCold Corporation, a REIT, which, as of June 30, 2002, directly or indirectly owned 89 temperature-controlled logistics properties with an aggregate of approximately 445.2 million cubic feet (17.7 million square feet) of warehouse space.



         See "Note 1. Organization and Basis of Presentation" included in Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) for a table that lists the principal subsidiaries of Crescent Real Estate and the properties owned by such subsidiaries.



         See "Note 7. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" included in Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) for a table that lists Crescent Real Estate's ownership in significant unconsolidated companies and equity investments as of June 30, 2002, including the three office properties in which Crescent Real Estate owned an interest through unconsolidated companies and equity investments and Crescent Real Estate's ownership interests in the residential development segment and the temperature-controlled logistics segment.



         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate Crescent Operating's lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating in lieu of foreclosure and the voting common stock in three of Crescent Real Estate's residential development corporations pursuant to a strict foreclosure. Crescent Real Estate fully consolidated the operations of the eight Crescent Real Estate hotel properties and the three residential development corporations, beginning on the dates of the transfers of these assets. See "Note 22. Subsequent Events" included in Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) and "Note
16. COPI" included in the Financial Statement of Crescent Real Estate for the six months ended June 30, 2002, (unaudited) for additional information regarding Crescent Real Estate's agreement with Crescent Operating.






         See "Note 3. Segment Reporting" included in Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) and "Note 6. Segment Reporting" included in the Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) for a table showing total revenues, funds from operations, and equity in net income of unconsolidated companies for each of these investment segments for the years ended December 31, 2001, 2000 and 1999 and the three and six months ended June 30, 2002 and 2001 and identifiable assets for each of these investment segments at December 31, 2001 and 2000 and at June 30, 2002.




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

Office Segment

         Ownership Structure.


         As of June 30, 2002, Crescent Real Estate owned or had an interest in 74 office properties located in 26 metropolitan submarkets in six states, with an aggregate of approximately 28.3 million net rentable square feet. Sixty-four of the office properties, including three retail properties, are wholly owned and 10 are owned through joint ventures, seven of which are consolidated and three of which are unconsolidated. Crescent Real Estate, as lessor, has retained substantially all of the risks and benefits of ownership of the office properties and accounts for its leases as operating leases. Additionally, Crescent Real Estate provides management and leasing services for some of its office properties.

         See "Properties" below for more information about Crescent Real Estate's office properties. In addition, see "Note 1. Organization and Basis of Presentation" included in Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) for a table that lists the principal subsidiaries of Crescent Real Estate and the properties owned by such subsidiaries and "Note 7. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" included in Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) for a table that lists Crescent Real Estate's ownership in significant unconsolidated companies or equity investments and the three office properties in which Crescent Real Estate owned an interest through these unconsolidated companies or equity investments.


         Joint Venture Arrangements.

         5 Houston Center


         On June 4, 2001, Crescent Real Estate entered into a joint venture arrangement with a pension fund advised by JP Morgan Investment Management, Inc., or JPM, to construct the 5 Houston Center office property within Crescent Real Estate's Houston Center mixed-use office property complex in Houston, Texas. The Class A office property will consist of 577,000 net rentable square feet. The joint venture is structured such that the fund holds a 75% equity interest, and Crescent Real Estate holds a 25% equity interest in the property. In addition, Crescent Real Estate is developing, and will manage and lease, the property on a fee basis.


         Four Westlake Park and Bank One Tower


         On July 30, 2001, Crescent Real Estate entered into joint venture arrangements with an affiliate of General Electric Pension Fund, or GE, for two office properties, Four Westlake Park in Houston, Texas, and Bank One Tower in Austin, Texas. The joint ventures are structured such that GE holds an 80% equity interest in each of the office properties, Four Westlake Park, a 560,000 square foot Class A office property located in the Katy Freeway submarket of Houston, and Bank One Tower, a 390,000 square foot Class A office property located in downtown Austin. Crescent Real Estate continues to hold the remaining 20% equity interests in each office property. In addition, Crescent Real Estate manages and leases the office properties on a fee basis.



         Three Westlake Park

         On August 21, 2002, Crescent Real Estate entered into a joint venture arrangement with an affiliate of GE. In connection with the formation of the venture, Crescent Real Estate contributed an office property, Three Westlake Park in Houston, Texas, and GE made a cash contribution. GE holds an 80% equity interest in Three Westlake Park, a 415,000 square foot Class A office property located in the Katy Freeway submarket of Houston, and Crescent Real Estate continues to hold the remaining 20% equity interest in the office property, with Crescent Real Estate's interest accounted for under the equity method. Crescent Real Estate will continue to manage and lease Three Westlake Park on a fee basis.

         Market Information.

         The office properties reflect Crescent Real Estate's strategy of investing in premier assets within markets that have significant potential for rental growth. Within its selected submarkets, Crescent Real Estate has focused on premier locations that management believes are able to attract and retain the highest quality tenants and command premium rents. Consistent with its long-term investment strategies, Crescent Real Estate has sought transactions where it was able to acquire properties that have strong economic returns based on in-place tenancy and also have a dominant position within the submarket due to quality and/or location. Accordingly, management's long-term investment strategy not only demands acceptable current cash flow return on invested capital, but also considers long-term cash flow growth prospects. In selecting the office properties, Crescent Real Estate analyzed demographic and economic data to focus on markets expected to benefit from significant long-term employment growth as well as corporate relocations.

         Crescent Real Estate's office properties are located primarily in the Dallas/Fort Worth and Houston, Texas, metropolitan areas, both of which are projected to benefit from strong population and employment growth over the next 10 years. As indicated in the table below entitled "Projected Population Growth and Employment Growth for all Company Markets," these core markets are projected to outperform the 10-year averages for the United States. In addition, Crescent Real Estate considers these markets "demand-driven" markets due to high levels of in-migration by corporations, affordable housing costs, moderate cost of living, and the presence of centrally located travel hubs, making all areas of the country easily accessible.

         Texas

         As of December 2001, the Texas unemployment rate was 5.7%, slightly better than the national unemployment rate of 5.8%. According to the Texas Economic Update, Texas weathered the 2001 economic slowdown better than the nation as a whole.

         Dallas/Fort Worth


         According to the Bureau of Labor Statistics, 2001 job growth slowed considerably in the Dallas/Fort Worth area. As of December 2001, the Dallas/Fort Worth unemployment rate was 5.6%, compared with the Texas unemployment rate of 5.7% and the national unemployment rate of 5.8%. As for Dallas/Fort Worth's 2001 commercial office market, according to CoStar data, citywide net economic absorption, excluding space available for sublease, was approximately 1.0 million square feet, primarily represented by a positive 1.0 million square feet of absorption in Class A space. The city's total net absorption, including space available for sublease, was approximately negative 3.0 million square feet for 2001; however, Class A space represented only approximately negative 700,000 square feet of the negative 3.0 million total square feet.


         Houston


         Houston's employment data held steady through much of 2001, despite the slowdown in the economy. Approximately 23,000 jobs were created in 2001, an increase of approximately 1.1% over 2000. As of December 2001, the Houston unemployment rate was 4.4%, compared with the Texas unemployment rate of 5.7% and the national unemployment rate of 5.8%. As for Houston's 2001 commercial office market, according to CoStar data, citywide net economic absorption, excluding space available for sublease, was 2.0 million square feet, with 2.75 million square feet in Class A space. The city's total net absorption, including space available for sublease, was negative 200,000 square feet for 2001; however, Class A space had a positive total net absorption of 1.4 million square feet.



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

         The demographic conditions, economic conditions and trends, population growth and employment growth, favoring the markets in which Crescent Real Estate has invested are projected to continue to exceed the national averages, as illustrated in the following table.

     Projected Population Growth and Employment Growth for all Crescent Real Estate Markets.

Metropolitan Statistical Area                Population              Employment
                                               Growth                  Growth
                                              2002-2011               2002-2011
--------------------------------------    ------------------    ----------------------
Albuquerque, NM                                 22.05%                  14.15%
Austin, TX                                      26.02                   36.61
Colorado Springs, CO                            27.48                   15.83
Dallas, TX                                      15.89                   20.92
Denver, CO                                      11.34                   19.76
Fort Worth, TX                                  19.03                   22.31
Houston, TX                                     15.61                   22.43
Miami, FL                                        9.03                   15.90
Phoenix, AZ                                     27.24                   33.41
San Diego, CA                                   17.35                   17.29
UNITED STATES                                    8.49                   12.01

------------------------------------------
SOURCE: COMPILED FROM INFORMATION PUBLISHED BY ECONOMY.COM, INC.


         Crescent Real Estate does not depend on a single customer or a few major customers within the office segment, the loss of which would have a material adverse effect on Crescent Real Estate's financial condition or results of operations. Based on rental revenues from office leases in effect as of December 31, 2001 and June 30, 2002, no single tenant accounted for more than 5% of Crescent Real Estate's total office segment rental revenues for 2001 or the six months ended June 30, 2002.


         Crescent Real Estate applies a well-defined leasing strategy in order to capture the potential rental growth in Crescent Real Estate's portfolio of office properties as occupancy and rental rates increase within the markets and the submarkets in which Crescent Real Estate has invested. Crescent Real Estate's strategy is based, in part, on identifying and focusing on investments in submarkets in which weighted average full-service rental rates (representing base rent after giving effect to free rent and scheduled rent increases that would be taken into account under generally accepted accounting principles, or GAAP, and including adjustments for expenses payable by or reimbursed from tenants) are significantly less than weighted average full-service replacement cost rental rates (the rate management estimates to be necessary to provide a return to a developer of a comparable, multi-tenant building sufficient to justify construction of new buildings) in that submarket. In calculating replacement cost rental rates, management relies on available third-party data and its own estimates of construction costs (including materials and labor in a particular market) and assumes replacement cost rental rates are achieved at a 95% occupancy level. Crescent Real Estate believes that the difference between the two rates is a useful measure of the additional revenue that Crescent Real Estate may be able to obtain from a property, because the difference should represent the amount by which rental rates would be required to increase in order to justify construction of new properties. For Crescent Real Estate's office properties, the weighted average full-service rental rate as of December 31, 2001 was $22.42 per square foot, compared to an estimated weighted average full-service replacement cost rental rate of $30.23 per square foot.

         Competition.

         Crescent Real Estate's office properties, primarily Class A properties located within the southwest, individually compete against a wide range of property owners and developers, including property management companies and other REITs, that offer space in similar classes of office properties - for example, Class A and Class B properties. A number of these owners and developers may own more than one property. The number and type of competing properties in a particular market or submarket could have a material effect on Crescent Real Estate's ability to lease space and maintain or increase occupancy or rents in its existing office properties. Crescent Real Estate's management believes, however, that the quality services and individualized attention that Crescent Real Estate offers its customers, together with its active preventive maintenance program and superior building locations within markets, enhance Crescent Real Estate's ability to attract and retain customers for its office properties. In addition, as of December 31, 2001, on a weighted average basis, Crescent Real Estate owned 16% of the Class A office space in the 26 submarkets in which Crescent Real Estate owned Class A office properties, and 24% of the Class B office space in the two submarkets in which Crescent Real Estate owned Class B office properties. Crescent Real Estate's management believes that ownership of a significant percentage of office space in a particular market reduces property operating expenses, enhances Crescent Real Estate's ability to attract and retain customers and potentially results in increases in Crescent Real Estate's net operating income.


         Dispositions.


         During the six months ended June 30, 2002, Crescent Real Estate disposed of three fully consolidated office properties. On January 18, 2002, Crescent Real Estate completed the sale of Cedar Springs Plaza, a wholly owned office property in Dallas, Texas. On May 29, 2002, Woodlands office Equities - '95 Limited, or Woodlands Office Equities, owned by Crescent Real Estate and the Woodlands Commercial Properties Company, L.P., sold two consolidated office properties located within the Woodlands, Texas.

         In addition, on August 1, 2002, Crescent Real Estate completed the sale of one fully consolidated office property, the 6225 North 24th Street office property in Phoenix, Arizona.

         During the year ended December 31, 2001, five of Crescent Real Estate's fully consolidated office properties were disposed of. On September 18, 2001, Crescent Real Estate completed the sale of the two Washington Harbour office properties. The Washington Harbour office properties were Crescent Real Estate's only office properties in Washington, D.C. On September 28, 2001, the Woodlands Office Equities sold two office properties located within The Woodlands, Texas. On December 20, 2001, Woodlands Office Equities sold another office property located within The Woodlands, Texas.

         During the six months ended June 30, 2002, The Woodlands Commercial Properties Company, L.P., sold two unconsolidated office properties located within The Woodlands, Texas.

         During the year ended December 31, 2001, two of the unconsolidated companies in which Crescent Real Estate has an equity interest, sold three office properties and one retail property. On September 27, 2001, the Woodlands Commercial Properties Company, owned by The Woodlands Lands Company, Inc. and an affiliate of Morgan Stanley, sold one office/venture tech property and located within The Woodlands, Texas. On November 9, 2001, The Woodlands Land Development Company, L.P., owned by Crescent Real Estate and an affiliate of Morgan Stanley, sold two office properties and one retail property located within The Woodlands, Texas.

         Acquisition

         On August 29, 2002, Crescent Real Estate acquired John Manville Plaza, a 29-story, 675,000 square foot Class A office building located in Denver, Colorado. Crescent Real Estate acquired the property for approximately $91,200. The property is wholly owned by Crescent Real Estate and included in the office segment.


         Development.

         Avallon IV Office Property


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

         In May 2001, Crescent Real Estate completed the construction of the Avallon IV office property in Austin, Texas. The property is a Class A office property with 86,315 net rentable square feet. Construction of this property commenced in September 2000.

         5 Houston Center Office Property

         Crescent Real Estate is currently developing the 5 Houston Center office property in Houston, Texas. Construction of the planned 27-story, Class A office property consisting of 577,000 net rentable square feet commenced in November 2000, and is expected to be completed in the fourth quarter of 2002. In June 2001, Crescent Real Estate entered into a joint venture arrangement with a pension fund advised by JPM to construct this office property. The joint venture is structured such that the fund holds a 75% equity interest, and Crescent Real Estate holds a 25% equity interest in the property.

Resort/Hotel Segment

         Ownership Structure.


         Prior to enactment of the REIT Modernization Act, Crescent Real Estate's status as a REIT for federal income tax purposes prohibited it from operating the Crescent Real Estate hotel properties. As of December 31, 2001, Crescent Real Estate owned nine hotel properties, all of which, other than the Omni Austin Hotel, were leased to subsidiaries of Crescent Operating pursuant to eight separate leases. The Omni Austin Hotel was leased, under a separate lease, to HCD Austin Corporation, an unrelated third party.

         Under the leases, each having a term of 10 years, Crescent Real Estate hotel property lessees assumed the rights and obligations of the property owner under the respective management agreements with the hotel operators, as well as the obligation to pay all property taxes and other costs related to the properties.

         The leases provided for the payment by Crescent Real Estate hotel property lessees of all or a combination of the following:


      o  base rent, with periodic rent increases if applicable;

      o percentage rent based on a percentage of gross hotel receipts or gross room revenues, as applicable, above a specified amount; and

      o a percentage of gross food and beverage revenues above a specified amount.

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating. As a result, these subsidiaries of Crescent Real Estate became the lessees of the eight Crescent Real Estate hotel properties.


         See "Note 22. Subsequent Events" included in Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) for additional information regarding Crescent Real Estate's agreement with Crescent Operating.

         Joint Venture Arrangement

         Sonoma Mission Inn & Spa




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


         On September 1, 2002, Crescent Real Estate entered into a joint venture arrangement with a subsidiary of Fairmont Hotels & Resorts Inc., or FHR, pursuant to which Crescent Real Estate contributed a resort/hotel property and FHR purchased a 19.9% equity interest in the limited liability company that owns Crescent Real Estate's Sonoma Mission Inn & Spa Resort/Hotel Property in Sonoma County, California. Crescent Real Estate continues to own the remaining 80.1% interest. Under Crescent Real Estate's agreement with FHR, Crescent Real Estate will manage the limited liability company that owns the Sonoma Mission Inn & Spa, and FHR will operate and manage the property under the Fairmont brand.


         CR License, LLC and CRL Investments, Inc.

         As of December 31, 2001, Crescent Real Estate had a 28.5% interest in CR License, LLC, the entity which owns the right to the future use of the "Canyon Ranch" name. Crescent Real Estate also had a 95% economic interest, representing all of the non-voting common stock, in CRL Investments, Inc., which has an approximately 65% economic interest in the Canyon Ranch Spa Club in the Venetian Hotel in Las Vegas, Nevada.

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Real Estate acquired, pursuant to a strict foreclosure, Crescent Operating's 1.5% interest in CR License and 5.0% interest, representing all of the voting stock, in CRL Investments.

         Market Information.


         Lodging demand is highly dependent upon the global economy and volume of business travel. Prior to 2001, the hospitality industry enjoyed record profits. However, the uncertainty surrounding the weak global economy and the costs and fear resulting from the events of September 11, 2001 are expected to result in weak performance for much of 2002. This is evidenced by declines in both business and leisure travel in the United States.


         Competition.

         Most of Crescent Real Estate's upscale business class hotel properties in Denver, Albuquerque, Austin and Houston are business and convention center hotels that compete against other business and convention center hotels. Crescent Real Estate believes, however, that its luxury and destination fitness resorts and spas are unique properties that have no significant direct competitors due either to their high replacement cost or unique concept and location. However, the luxury and destination fitness resorts and spas do compete against business-class hotels or middle-market resorts in their geographic areas, as well as against luxury resorts nationwide and around the world.

Residential Development Segment

         Ownership Structure.

         As of December 31, 2001, Crescent Real Estate owned economic interests in five residential development corporations through the residential development property mortgages and the non-voting common stock of these residential development corporations. The residential development corporations in turn, through joint ventures or partnership arrangements, own interests in 21 residential development properties. The residential development corporations are responsible for the continued development and the day-to-day operations of the Crescent Real Estate residential development properties.

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, pursuant to a strict foreclosure, Crescent Operating's voting interests in three of the residential development corporations. These three residential development corporations, Desert Mountain Development, The Woodlands Land Company and CRDI, own interests in 16 Crescent Real Estate residential development properties.

         See "Note 22. Subsequent Events" included in Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) for additional information regarding Crescent Real Estate's agreement with Crescent Operating.


         Market Information.


         A slowing economy, combined with the events of September 11, 2001 contributed to the reduction in lot absorption, primarily at Desert Mountain. CRDI, formerly Crescent Development Management Corp., was not significantly impacted because most of its products were pre-sold. However, CRDI did change its strategy by delaying the commencement of certain projects, which will impact its performance in 2002. In addition, The Woodlands experienced a reduction in lot absorption of its higher priced lots, including Carlton Woods, The Woodlands' new upscale gated residential development. However, The Woodlands was not significantly impacted due to the higher prices of the lots sold offsetting lower lot sales.


         Competition.

         Crescent Real Estate's residential development properties compete against a variety of other housing alternatives in each of their respective areas. These alternatives include other planned developments, pre-existing single-family homes, condominiums, townhouses and non-owner occupied housing, such as luxury apartments. Crescent Real Estate's management believes that the Crescent Real Estate properties owned by The Woodlands Land Company, CRDI and Desert Mountain, representing Crescent Real Estate's most significant investments in residential development properties, contain certain features that provide competitive advantages to these developments.

         The Woodlands, which is an approximately 27,000-acre, master-planned residential and commercial community north of Houston, Texas, is unique among developments in the Houston area, because it functions as a self-contained community. Amenities contained in the development, which are not contained within most other local developments, include a shopping mall, retail centers, office buildings, a hospital, a community college, places of worship, a conference center, 85 parks, 117 holes of golf, including a Tournament Players Course and signature courses by Jack Nicklaus, Arnold Palmer, and Gary Player, two man-made lakes and a performing arts pavilion. The Woodlands competes with other master planned communities in the surrounding Houston market.

         Desert Mountain, a luxury residential and recreational community in Scottsdale, Arizona, which also offers five 18-hole Jack Nicklaus signature golf courses and tennis courts, has few direct competitors due in part to the superior environmental attributes and the types of amenities that it offers.

         CRDI invests primarily in mountain resort residential real estate in Colorado and California, and residential real estate in downtown Denver, Colorado. Crescent Real Estate's management believes CRDI does not have any direct competitors because the projects and project locations are unique and the land is limited in most of these locations.

Temperature-Controlled Logistics Segment

         Ownership Structure.

         Effective March 12, 1999, Crescent Real Estate, Vornado Realty Trust, Crescent Operating, the temperature-controlled logistics partnership and AmeriCold Corporation (including all affiliated entities that owned any portion of the business operations of the Crescent Real Estate temperature-controlled logistics properties at that time) sold all of the non-real estate assets, encompassing the business operations, for approximately $48.7 million to a subsidiary of a newly formed partnership called AmeriCold Logistics, which is owned 60% by Vornado Operating L.P. and 40% by a subsidiary of Crescent Operating. Crescent Real Estate has no interest in AmeriCold Logistics.

         As of June 30, 2002, Crescent Real Estate held a 40% interest in the temperature-controlled logistics partnership, which owns the AmeriCold Corporation, which directly or indirectly owns the 89 Crescent Real Estate temperature-controlled logistics properties, with an aggregate of approximately
445.2 million cubic feet (17.7 million square feet) of warehouse space.


         AmeriCold Logistics, as sole lessee of the Crescent Real Estate temperature-controlled logistics properties, leases the Crescent Real Estate temperature-controlled logistics properties from AmeriCold Corporation under three triple-net master leases, as amended on January 23, 2002. On February 22, 2001, AmeriCold Corporation and AmeriCold Logistics agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146.0 million, the adjustment of the rental obligation for 2002 to $150.0 million (plus contingent rent in certain circumstances), the increase of the AmeriCold Corporation's share of capital expenditures for the maintenance of the properties from $5.0 million to $9.5 million (effective January 1, 2000) and the extension of the date on which deferred rent was required to be paid to December 31, 2003.


         AmeriCold Logistics deferred $9.3 million of the total $68.9 million of rent payable for the six months ended June 30, 2002. Crescent Real Estate's share of the deferred rent was $3.7 million. Crescent Real Estate recognizes rental income when earned and collected and has not recognized the $3.7 million of deferred rent in equity in net income of the temperature controlled logistics properties for the six months ended June 30, 2002. In addition, AmeriCold Logistics deferred $25.5 million of rent for the year ended December 31, 2001, of which Crescent Real Estate's share was $10.2 million. AmeriCold Logistics also deferred $19.0 million and $5.4 million of rent for the years ended December 31, 2000 and 1999, respectively, of which Crescent Real Estate's share was $7.5 million and $2.1 million, respectively. In December 2001, AmeriCold Corporation waived its rights to collect deferred rent of $39.8 million of the total $49.9 million of deferred rent, of which Crescent Real Estate's share was $15.9 million. AmeriCold Corporation had recorded adequate valuation allowances related to the waived deferred rental revenue during the years ended December 31, 2000, and 2001; therefore, there was no financial statement impact to AmeriCold Corporation or to Crescent Real Estate related to AmeriCold Corporation's decision to waive collection of the deferred rent.


         Business and Industry Information.

         AmeriCold Logistics provides frozen food manufacturers with refrigerated warehousing and transportation management services. The Crescent Real Estate temperature-controlled logistics properties consist of production and distribution facilities. Production facilities differ from distribution facilities in that they typically serve one or a small number of customers located nearby. These customers store large quantities of processed or partially processed products in the facility until they are further processed or shipped to the next stage of production or distribution. Distribution facilities primarily serve customers who store a wide variety of finished products to support shipment to end-users, such as food retailers and food service companies, in a specific geographic market.

         AmeriCold Logistics' transportation management services include freight routing, dispatching, freight rate negotiation, backhaul coordination, freight bill auditing, network flow management, order consolidation and distribution channel assessment. AmeriCold Logistics' temperature-controlled logistics expertise and access to both the frozen food warehouses and distribution channels enable the customers of AmeriCold Logistics to respond quickly and efficiently to time-sensitive orders from distributors and retailers.

         AmeriCold Logistics' customers consist primarily of national, regional and local frozen food manufacturers, distributors, retailers and food service organizations. A breakdown of AmeriCold Logistics' largest customers include:

                                                         PERCENTAGE OF
                                                         2001 REVENUE
                                                      -------------------
H.J. Heinz & Co.................................              16%
Con-Agra, Inc...................................               8
Sara Lee Corp...................................               5
McCain Foods, Inc...............................               5
Tyson Foods, Inc................................               4
General Mills...................................               4
J.R. Simplot....................................               3
Flowers Food, Inc...............................               3
Pro-Fac Cooperative, Inc........................               2
Farmland Industries, Inc........................               2
Other...........................................              48
                                                      -------------------
TOTAL                                                        100%
                                                      ===================


         Consolidation among retail and food service channels has limited the ability of manufacturers to pass along cost increases by raising prices. Because of this, manufacturers have been forced in the recent past to focus more intensely on supply chain cost, such as inventory management, transportation and distribution, reduction initiatives in an effort to improve operating performance.


         Competition.

         AmeriCold Logistics is the largest operator of public refrigerated warehouse space in North America and has more than twice the cubic feet of the second largest operator. AmeriCold Logistics operated an aggregate of approximately 18% of total cubic feet of public refrigerated warehouse space as of December 31, 2001. No other person or entity operated more than 8% of total public refrigerated warehouse space as of December 31, 2001. As a result, AmeriCold Logistics does not have any competitors of comparable size. AmeriCold Logistics operates in an environment in which competition is national, regional and local in nature and in which the range of service, temperature-controlled logistics facilities, customer mix, service performance and price are the principal competitive factors.


         Development.

         AmeriCold Corporation completed the acquisition of one facility in the first quarter of 2001 for $10.0 million and completed the construction of one facility in the third quarter of 2001 for $15.8 million, representing in aggregate approximately 8.5 million cubic feet (0.2 million square feet) of additional warehouse space.

EMPLOYEES


         As of September 30, 2002, Crescent Real Estate had 650 employees. None of these employees are covered by collective bargaining agreements. Crescent Real Estate considers its employee relations to be good.


PROPERTIES

         Crescent Real Estate considers all of its properties to be in good condition, well-maintained and suitable and adequate to carry on Crescent Real Estate's business.



Office Properties


         As of June 30, 2002, Crescent Real Estate owned or had an interest in 74 office properties located in 26 metropolitan submarkets in six states with an aggregate of approximately 28.3 million net rentable square feet. The office properties were, on a weighted average basis, 89% occupied at June 30, 2002, and are located approximately 41% in central business districts and approximately 59% in urban markets. Crescent Real Estate's office properties are located primarily in the Dallas and Houston, Texas, metropolitan areas. As of June 30, 2002, Crescent Real Estate's office properties in Dallas and Houston represented an aggregate of approximately 74% of its office portfolio based on total net rentable square feet (37% for Dallas and 37% for Houston).

         Office Properties Tables.


         The following table shows, as of June 30, 2002, certain information about Crescent Real Estate's office properties. In the table below "CBD" means central business district. Based on rental revenues from office leases in effect as of June 30, 2002, no single tenant accounted for more than 5% of Crescent Real Estate's total office segment rental revenues for the six months ended June 30, 2002.



                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                                                                     NET                  FULL-SERVICE
                                                                                   RENTABLE               RENTAL RATE
                                     NO. OF                             YEAR         AREA       PERCENT   PER LEASED
         STATE, CITY, PROPERTY     PROPERTIES      SUBMARKET         COMPLETED     (SQ. FT.)    LEASED    SQ. FT. (1)
      ---------------------------  ----------  -------------------   ---------     ----------  --------   ------------
TEXAS
  DALLAS
    Bank One Center(2)                    1    CBD                       1987       1,530,957      82%       $23.47
    The Crescent Office Towers            1    Uptown/Turtle Creek       1985       1,204,670      99         33.46
    Fountain Place                        1    CBD                       1986       1,200,266      98         20.91
    Trammell Crow Center(3)               1    CBD                       1984       1,128,331      87         24.95
    Stemmons Place                        1    Stemmons Freeway          1983         634,381      86         17.57
    Spectrum Center(4)                    1    Far North Dallas          1983         598,250      84         24.06
    Waterside Commons                     1    Las Colinas               1986         458,906     100         20.35
    125 E. John Carpenter Freeway         1    Las Colinas               1982         446,031      84         29.22
    Reverchon Plaza                       1    Uptown/Turtle Creek       1985         374,165      53         21.88
    The Aberdeen                          1    Far North Dallas          1986         320,629     100         19.40
    MacArthur Center I & II               1    Las Colinas            1982/1986       298,161      90(5)      23.71
    Stanford Corporate Centre             1    Far North Dallas          1985         275,372      74         23.27
    12404 Park Central                    1    LBJ Freeway               1987         239,103     100         21.17
    Palisades Central II                  1    Richardson/Plano          1985         237,731      83(5)      19.49
    3333 Lee Parkway                      1    Uptown/Turtle Creek       1983         233,543      49         23.50
    Liberty Plaza I & II                  1    Far North Dallas       1981/1986       218,813      99         16.73
    The Addison                           1    Far North Dallas          1981         215,016      99         20.36
    Palisades Central I                   1    Richardson/Plano          1980         180,503      95         21.51
    Greenway II                           1    Richardson/Plano          1985         154,329     100         22.60
    Greenway I & IA                       2    Richardson/Plano          1983         146,704     100         22.78
    Addison Tower                         1    Far North Dallas          1987         145,886      91         21.38
    5050 Quorum                           1    Far North Dallas          1981         133,799      83         19.35
    Las Colinas Plaza                     1    Las Colinas               1987         134,953      95         21.22
    Crescent Retail Atrium                1    Uptown/Turtle Creek       1985          94,852      97         29.72
                                    ---------                                       ---------   ---------   ---------
      Subtotal/Weighted Average          25                                        10,605,351      89%       $23.68
                                    ---------                                      ----------   ---------   ---------
  FORT WORTH
    Carter Burgess Plaza                  1    CBD                       1982         954,895      87%(5)    $16.98
                                    ---------                                      ----------   ---------   ---------
  HOUSTON
    Greenway Plaza Office
    Portfolio                            10    Richmond-Buffalo       1969-1982     4,348,052      91%       $21.11
                                               Speedway
    Houston Center                        3    CBD                    1974-1983     2,764,417      97         22.46
    Post Oak Central                      3    West Loop/Galleria     1974-1981     1,279,759      85         20.19
    The Woodlands Office Properties
    (6)                                   6    The Woodlands          1980-1996       462,775      92         18.43
    Four Westlake Park(7)                 1    Katy Freeway              1992         561,065     100         21.78
    Three Westlake Park                   1    Katy Freeway              1983         414,792      96         23.20
    1800 West Loop South                  1    West Loop/Galleria        1982         399,777      64         20.02
    The Park Shops                        1    CBD                       1983         190,729      82         22.74
                                    ---------                                      ----------   ---------   ---------
      Subtotal/Weighted Average          26                                        10,421,366      92%       $21.39
                                    ---------                                      ----------   ---------   ---------
  AUSTIN
    Frost Bank Plaza                      1    CBD                       1984         433,024      96%       $25.35
    301 Congress Avenue(8)                1    CBD                       1986         418,338      84         27.15
    Bank One Tower(7)                     1    CBD                       1974         389,503      92         25.25
    Austin Centre                         1    CBD                       1986         343,664      84         28.93
    The Avallon I, II, III; IV, V         3    Northwest            1993/1997/2001    318,217      93(5)      25.28
    Barton Oaks Plaza One                 1    Southwest                 1986          98,955     100         27.68
                                    ---------                                      ----------   ---------   ---------
      Subtotal/Weighted Average           8                                         2,001,701      90%       $26.31
                                    ---------                                      ----------   ---------   ---------

                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                                                                     NET                  FULL-SERVICE
                                                                                   RENTABLE               RENTAL RATE
                                     NO. OF                             YEAR         AREA       PERCENT   PER LEASED
         STATE, CITY, PROPERTY     PROPERTIES      SUBMARKET         COMPLETED     (SQ. FT.)    LEASED    SQ. FT. (1)
      ---------------------------  ----------  -------------------   ---------     ----------  --------   ------------
COLORADO
  DENVER
    MCI Tower                             1    CBD                       1982         550,805      57%       $22.16
    Ptarmigan Place                       1    Cherry Creek              1984         418,630      98(5)      20.18
                                               Denver Technology
    Regency Plaza One                     1    Center                    1985         309,862      91         25.06
    55 Madison                            1    Cherry Creek              1982         137,176      99         21.30
    The Citadel                           1    Cherry Creek              1987         130,652      99         24.51
    44 Cook                               1    Cherry Creek              1984         124,174      95(5)      20.99
                                    ---------                                      ----------   ---------   ----------
      Subtotal/Weighted Average           6                                         1,671,299      83%       $22.20
                                    ---------                                      ----------   ---------   ----------
  COLORADO SPRINGS
    Briargate Office
      and Research Center                 1    Colorado Springs          1988         258,766      72%       $20.33
                                    ---------                                      ----------   ---------   ----------
FLORIDA
  MIAMI
    Miami Center                          1    CBD                       1983         782,211      92%(5     $28.05
    Datran Center                         2    South Dade/Kendall     1986/1988       476,412      94(5)      24.32
                                    ---------                                      ----------   ---------   ----------
      Subtotal/Weighted Average           3                                         1,258,623      93%       $26.63
                                    ---------                                      ----------   ---------   ----------
ARIZONA
  PHOENIX
    Two Renaissance Square                1    Downtown/CBD              1990         476,373      98%       $26.05
    6225 North 24th Street(9)             1    Camelback Corridor        1981          86,451      34         24.16
                                    ---------                                      ----------   ---------   ----------
      Subtotal/Weighted Average           2                                           562,824      88%       $25.94
                                    ---------                                      ----------   ---------   ----------
NEW MEXICO
  ALBUQUERQUE
    Albuquerque Plaza                     1    CBD                       1990         366,236      86%       $18.96
                                    ---------                                      ----------   ---------   ----------
CALIFORNIA
  SAN DIEGO
    Chancellor Park(10)                   1    University Town
                                               Center                    1988         195,733      78%(5)    $28.80
                                    ---------                                      ----------   ---------   ----------
      TOTAL/WEIGHTED AVERAGE             74                                        28,296,008      89%(5)    $22.84(11)
                                    =========                                      ==========   =========   ==========




-------------------------------------------
(1) Calculated based on base rent payable as of June 30, 2002, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers.


(2) Crescent Real Estate has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(3) Crescent Real Estate owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(4) Crescent Real Estate owns the principal economic interest in Spectrum Center through an interest in Crescent Spectrum Center, L.P. which owns both the mortgage notes secured by Spectrum Center and the ground lessor's interest in the land underlying the office building.


(5) Leases have been executed at certain office properties but had not commenced as of June 30, 2002. If such leases had commenced as of June 30, 2002, the percent leased for all office properties would have been 90%. The total percent leased for these properties would have been as follows:
     MacArthur Center I and II - 94%, Palisades Central II - 89%, Carter Burgess Plaza - 99%, The Avalon - 100%, Ptarmigan Place - 100%, 44 Cook - 100%, Miami Center - 95%, Datran Center - 97% and Chancellor Park - 81%.

(6) Crescent Real Estate has a 75% limited partner interest and an approximate 10% indirect general partner interest in the partnership that owns the eight office properties that comprise The Woodlands office properties.

(7) Crescent Real Estate has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park and Bank One Tower.

(8) Crescent Real Estate has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(9)  This office property was sold subsequent to June 30, 2002.

(10) Crescent Real Estate owns Chancellor Park through its ownership of a mortgage note secured by the building and through its direct and indirect interests in the partnership, which owns the building.

(11) The weighted average full-service rental rate per square foot calculated based on base rent payable for Crescent Real Estate's office properties as of June 30, 2002, giving effect to free rent and scheduled rent increases that would be taken into consideration under GAAP and including adjustments for expenses payable by or reimbursed from tenants is $22.96.

         The following table provides information, as of June 30, 2002, for Crescent Real Estate's office properties by state, city and submarket.



                                                                                                                           WEIGHTED
                                                                                                                           AVERAGE
                                                                                                   WEIGHTED                COMPANY
                                                            PERCENT                                 AVERAGE     COMPANY     FULL-
                                                 PERCENT     LEASED       OFFICE      COMPANY       QUOTED       QUOTED    SERVICE
                                                    OF         AT       SUBMARKET     SHARE OF      MARKET       RENTAL     RENTAL
                                       TOTAL      TOTAL     COMPANY       PERCENT      OFFICE     RENTAL RATE   RATE PER   RATE PER
                         NUMBER OF    COMPANY    COMPANY     OFFICE       LEASED/     SUBMARKET   PER SQUARE     SQUARE     SQUARE
STATE, CITY, SUBMARKET  PROPERTIES     NRA(1)     NRA(1)   PROPERTIES   OCCUPIED(2)   NRA(1)(2)   FOOT(2)(3)     FOOT(4)    FOOT(5)
----------------------  ----------   ---------   -------   ----------   -----------   ---------   -----------   --------   --------
CLASS A OFFICE
 PROPERTIES
TEXAS
 DALLAS
   CBD                      3        3,859,554     14%        88%           85%          21%        $20.62       $25.18     $23.01
   Uptown/Turtle
    Creek                   4        1,907,230      7         84            86           32          25.15        32.13      31.13
   Far North Dallas         7        1,907,765      7         89            81           13          23.32        21.58      21.15
   Las Colinas              4        1,338,051      5         92(6)         83           10          24.58        25.10      23.82
   Richardson/Plano         5          719,267      2         93(6)         92           13          20.31        21.50      21.45
   Stemmons Freeway         1          634,381      2         86            89           26          20.82        17.80      17.57
   LBJ Freeway              1          239,103      1        100            72            3          20.62        20.50      21.17
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average               25       10,605,351     38%        89%           83%          15%        $22.41        $24.98     $23.68
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
 FORT WORTH
   CBD                      1          954,895      3%        87%(6)        91%          25%        $21.96        $21.80     $16.98
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
 HOUSTON
   CBD                      4        2,955,146     11%        96%(6)        93%          13%        $22.76        $27.20     $22.48
   Richmond-Buffalo
    Speedway                7        3,674,888     13         94            92           72          20.53         21.52      21.74
   West Loop/Galleria       4        1,679,536      6         80            84           10          20.58         20.29      20.16
   Katy Freeway             2          975,857      3         98            91           14          20.15         24.65      22.36
   The Woodlands            5          368,727      1         91            89           31          20.57         19.23      18.56
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average               22        9,654,154     34%        92%           90%          19%        $21.18        $23.27     $21.68
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
AUSTIN
   CBD                      4        1,584,529      6%        89%           84%          32%        $26.61        $27.25     $26.44
   Northwest                3          318,217      1         93(6)         79            4          22.33         25.13      25.28
   Southwest                1          918,955     --        100            92            3          21.27         26.59      27.68
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average                8        2,001,701      7%        90%           83%          13%        $25.67        $26.88     $26.31
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
COLORADO
 DENVER
   Cherry Creek             4          810,632      3%        98%(6)       N/A(7)       N/A(7)         N/A(7)     $20.64     $21.19
   CBD                      1          550,805      2         57           N/A(7)       N/A(7)         N/A(7)      22.00      22.16
   Denver Technology
    Center                  1          309,862      1         91           N/A(7)       N/A(7)         N/A(7)      22.00      25.06
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average                6        1,671,299      6%        83%          N/A(7)       N/A(7)         N/A(7)     $21.34     $22.20
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
 COLORADO SPRINGS
   Colorado Springs         1          258,766      1%        72%           86%           5%        $19.76        $20.87     $20.33
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
FLORIDA
 MIAMI
   CBD                      1          782,211      3%        92%(6)        92%          25%        $31.39        $30.70     $28.05
   South Dade/Kendall       2          476,412      2         94(6)         85           79          25.35         23.96      24.32
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average                3        1,258,623      5%        93%           91%          34%        $29.10        $28.15     $26.63
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
ARIZONA
 PHOENIX
   Downtown/CBD             1          476,373      2%        98%           88%          18%        $25.59        $24.00     $26.05
   Camelback Corridor       1           86,451     --         34            76            2          26.05         21.50      24.16
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
    Subtotal/Weighted
     Average                2          562,824      2%        88%           81%           8%        $25.66        $23.62     $25.94
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
NEW MEXICO
 ALBUQUERQUE
   CBD                      1          366,236      1%        85%           89%          64%        $18.15        $17.50     $18.96
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
CALIFORNIA
 SAN DIEGO
   University Town
    Center                  1          195,733      1%        78%(6)        83%          7%         $37.80        $34.00     $28.80
                         ---------  ----------   -------   ----------   -----------   ---------   -----------   --------   --------
     Class A Office
      Properties
     Class A Office
      Properties
    Subtotal/Weighted
     Average               70       27,529,582     98%        90%           86%         15%         $22.61        $24.23     $22.98
                         =========  ==========   =======   ==========   ===========   =========   ===========   ========   ========


                                                                                                                         WEIGHTED
                                                                                                                         AVERAGE
                                                                                                 WEIGHTED                COMPANY
                                                           PERCENT                                AVERAGE     COMPANY     FULL-
                                                PERCENT     LEASED       OFFICE     COMPANY       QUOTED       QUOTED    SERVICE
                                                   OF         AT       SUBMARKET    SHARE OF      MARKET       RENTAL     RENTAL
                                      TOTAL      TOTAL     COMPANY       PERCENT     OFFICE     RENTAL RATE   RATE PER   RATE PER
                         NUMBER OF   COMPANY    COMPANY     OFFICE       LEASED/    SUBMARKET   PER SQUARE     SQUARE     SQUARE
STATE, CITY, SUBMARKET   PROPERTIES   NRA(1)     NRA(1)   PROPERTIES   OCCUPIED(2)  NRA(1)(2)   FOOT(2)(3)     FOOT(4)    FOOT(5)
----------------------   ---------- ---------   -------   ----------   -----------  ---------   -----------   --------   --------
CLASS B OFFICE
 PROPERTIES
TEXAS
 HOUSTON
  Richmond-Buffalo
  Speedway                  3         673,164      2%        79%           86%        20%         $18.13        $17.59     $16.96
  The Woodlands             1          94,048     --         98            77          6           17.34         16.69      17.95
                         ========= ==========   =======   ==========   ===========  =========   ===========   ========   ========

   CLASS B OFFICE
    PROPERTIES
     SUBTOTAL/WEIGHTED
      AVERAGE               4         767,212      2%        82%           83%        16%         $18.03        $17.48     $17.10
                         ========= ==========   =======   ==========   ===========  =========   ===========   ========   ========
   CLASS A AND
    CLASS B OFFICE
    PROPERTIES
     TOTAL/WEIGHTED
      AVERAGE              74      28,296,794    100%        89%(6)        86%(8)     15%(8)      $22.48(8)     $24.05     $22.84(9)
                         ========= ==========   =======   ==========   ===========  =========   ===========   ========   ========



--------------------------------
(1)  NRA means net rentable area in square feet.

(2) Market information is for Class A office space under the caption "Class A Office Properties" and for Class B office space under the caption "Class B Office Properties." Sources are CoStar Group (for the Dallas CBD, Uptown/Turtle Creek, Far North Dallas, Las Colinas, Richardson/Plano, Stemmons Freeway, LBJ Freeway, Fort Worth CBD, Houston Richmond-Buffalo Speedway, Houston CBD, West Loop/Galleria, and Katy Freeway submarkets), The Woodlands Operating Company, L.P. (for The Woodlands submarket), Costar Group (for the Austin CBD, Northwest and Southwest submarkets), Turner Commercial Research (for the Colorado Springs market), Grubb and Ellis Company (for the Phoenix Downtown/CBD and Camelback Corridor submarkets), Building Interests, Inc. (for the Albuquerque CBD submarket), RealData Information Systems, Inc. (for the Miami CBD and South Dade/Kendall submarkets) and John Burnham & Company (for the San Diego University Town Center submarket). This table includes market information as of March 31, 2002, except for the Dallas, Houston and Austin markets, for which information is as of June 30, 2002.

(3) Represents full-service quoted market rental rates. These rates do not necessarily represent the amounts at which available space at the office properties will be leased. The weighted average subtotals and total are based on total net rentable square feet of Crescent Real Estate's office properties in the submarket.

(4) Represents weighted average rental rates per square foot quoted by Crescent Real Estate, based on total net rentable square feet of Crescent Real Estate's office properties in the submarket, adjusted, if necessary, based on management estimates, to equivalent full-service quoted rental rates to facilitate comparison to weighted average Class A or Class B, as the case may be, quoted submarket rental rates per square foot. These rates do not necessarily represent the amounts at which available space at Crescent Real Estate's office properties will be leased.

(5) Calculated based on base rent payable as of June 30, 2002 for Crescent Real Estate's office properties in the submarket, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursed from tenants, divided by total net rentable square feet of Crescent Real Estate's office properties in the submarket.

(6) Leases have been executed at certain office properties in these submarkets but had not commenced as of June 30, 2002. If such leases had commenced as of June 30, 2002, the percent leased for all office properties in Crescent Real Estate's submarkets would have been 90%. The total percent leased for these Class A Crescent Real Estate submarkets would have been as follows:
     Dallas (Las Colinas) - 93%, (Richardson/Plano) - 95%, Fort Worth (CBD) - 99%; Austin - (Northwest) - 100%; Denver - (Cherry Creek) - 99%, Miami -
     (CBD) - 95%, Miami - (South Dade/Kendall) - 97%, San Diego - (University Town Center) - 81%.

(7) This information is not publicly available for the Denver submarkets as of June 30, 2002.

(8) Includes weighted average amounts for the Denver submarket. These amounts were calculated by management based on information from third-party sources.

(9) The weighted average full-service rental rate per square foot calculated based on base rent payable for Crescent Real Estate office properties, giving effect to free rent and scheduled rent increases that would be taken into consideration under GAAP and including adjustments for expenses payable by or reimbursed from tenants is $22.96.

(10) Includes the 6225 N. 24th office property sold August 1, 2002.

         The following table shows, as of June 30, 2002, the principal business conducted by the customers at Crescent Real Estate's office properties, based on information supplied to Crescent Real Estate from the customers.



                                                 Percent of
Industry Sector                                 Leased Sq. Ft.
---------------                              ------------------
Professional Services(1)                              28%
Energy(2)                                             20
Financial Services(3)                                 19
Telecommunications                                     7
Technology                                             7
Manufacturing                                          3
Food Service                                           3
Government                                             3
Retail                                                 2
Medical                                                2
Other(4)                                               6
                                              ------------------
TOTAL LEASED                                         100%
                                              ==================

Average Square Footage
Per Customer                                       14,431
                                              ==================


------------------------
(1) Includes legal, accounting, engineering, architectural and advertising services.

(2) Includes oil and gas and utility companies.

(3) Includes banking, title and insurance and investment services.

(4) Includes construction, real estate, transportation and other industries.

         Aggregate Lease Expirations of Office Properties.


         The following tables show schedules of lease expirations for leases in place as of June 30, 2002, for Crescent Real Estate's total office properties and for Dallas, Houston and Austin, Texas, and Denver, Colorado, individually, for each of the 10 years beginning with 2002, assuming that none of the tenants exercises or has exercised renewal options.


         Total Office Properties.


                                                                                              PERCENTAGE
                                                                                               TOTAL OF      ANNUAL FULL
                                      NET RENTABLE AREA    PERCENTAGE OF       ANNUAL        ANNUAL FULL     SERVICE RENT
                          NUMBER OF      REPRESENTED      LEASED NET AREA   FULL-SERVICE     SERVICE RENT     PER SQUARE
                        TENANTS WITH     BY EXPIRING        REPRESENTED      RENT UNDER      REPRESENTED     FOOT OF NET
     YEAR OF LEASE        EXPIRING          LEASES          BY EXPIRING       EXPIRING       BY EXPIRING    RENTABLE AREA
      EXPIRATION           LEASES       (SQUARE FEET)          LEASE          LEASES(1)         LEASES       EXPIRING(1)
---------------------   ------------  -----------------   ---------------   ------------     ------------   -------------
         2002               313         2,201,912(2)            8.9%        $51,266,099           8.6%        $23.28
         2003               357         3,623,664(3)           14.6          80,261,007          13.4          22.15
         2004               301         4,245,824              17.1          99,786,929          16.7          23.50
         2005               269         3,477,481              14.0          81,721,278          13.7          23.50
         2006               178         2,512,055              10.1          61,763,825          10.3          24.59
         2007               136         2,676,704              10.8          63,349,470          10.6          23.67
         2008                46         1,024,008               4.1          25,139,631           4.2          24.55
         2009                34           895,780               3.6          23,263,411           3.9          25.97
         2010                31         1,482,721               6.0          41,099,637           6.9          27.72
         2011                30           893,423               3.6          23,727,634           4.0          26.56
  2012 and thereafter        27         1,816,316               7.2          45,671,330           7.7          25.15
                        ------------  -----------------   ---------------  -------------     ------------   -------------
                          1,722        24,849,888(4)          100.0%       $597,050,251         100.0%        $24.03
                        ============  =================   ===============  =============     ============   =============


-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.


(2) Expirations by quarter are as follows: Q3: 1,495,459 sf; Q4: 706,453 sf.

(3) Expirations by quarter are as follows: Q1: 1,635,101 sf; Q2: 617,848 sf; Q3:
    670,329 sf; Q4: 700,386 sf.


(4) Reconciliation to Crescent Real Estate's total office property net rentable area is as follows:


                                                                   Square             Percentage
                                                                    Feet               of Total
                                                               ---------------    --------------------
Square footage occupied by tenants                               24,849,888               88%
Square footage reflecting                                                                  1
management offices, building use,
and remeasurement adjustments                                       421,621
Square footage vacant                                             3,025,285               11
                                                               ---------------    --------------------
Total net rentable square footage                                28,296,794            100.0%
                                                               ===============    ====================

         Dallas Office Properties.


                                                                                       PERCENTAGE TOTAL OF
                              NET RENTABLE AREA                            ANNUAL      ANNUAL FULL SERVICE    ANNUAL FULL
                 NUMBER OF       REPRESENTED      PERCENT OF LEASED     FULL-SERVICE           RENT           SERVICE PER
                TENANTS WITH     BY EXPIRING      NET RENTABLE AREA      RENT UNDER        REPRESENTED          SQUARE
YEAR OF LEASE     EXPIRING          LEASES           REPRESENTED          EXPIRING         BY EXPIRING        FOOT OF NET
 EXPIRATION        LEASES       (SQUARE FEET)     BY EXPIRING LEASES     LEASES(1)            LEASES          EXPIRING(1)
-------------   ------------  -----------------   ------------------    ------------   -------------------    -----------
    2002              88             822,699(2)           8.8%           $21,695,413           9.5%              $26.37
    2003              96           1,368,716(3)          14.7             31,056,239          13.5                22.69
    2004              93           1,217,634             13.1             31,712,527          13.8                26.04
    2005             106           1,872,519             20.1             42,341,789          18.4                22.61
    2006              43             673,728              7.2             17,348,777           7.6                25.75
    2007             406           1,164,705             12.5             28,567,376          12.4                24.53
    2008              13             502,886              5.5             12,906,366           5.6                25.66
    2009               9             409,489              4.4             10,728,528           4.7                26.20
    2010              13             702,805              7.6             20,989,042           9.1                29.86
    2011               7             251,030              2.7              6,989,725           3.0                27.84
2012 and
thereafter             7             318,611              3.4              5,354,844           2.4                16.81
                ------------  -----------------   ------------------    ------------   -------------------    -----------
                     515           9,304,822            100.0%          $229,690,626         100.0%              $24.69
                ============  =================   ==================    ============   ===================    ===========


-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.


(2) Expirations by quarter are as follows: Q3: 651,983 sf; Q4: 170,716 sf.

(3) Expirations by quarter are as follows: Q1: 825,044 sf; Q2: 234,769 sf; Q3:
    106,148 sf; Q4: 202,755 sf.

         Houston Office Properties.


                                                                                       PERCENTAGE TOTAL OF
                              NET RENTABLE AREA                            ANNUAL      ANNUAL FULL SERVICE    ANNUAL FULL
                 NUMBER OF       REPRESENTED      PERCENT OF LEASED     FULL-SERVICE           RENT           SERVICE PER
                TENANTS WITH     BY EXPIRING      NET RENTABLE AREA      RENT UNDER        REPRESENTED          SQUARE
YEAR OF LEASE     EXPIRING          LEASES           REPRESENTED          EXPIRING         BY EXPIRING        FOOT OF NET
 EXPIRATION        LEASES       (SQUARE FEET)     BY EXPIRING LEASES     LEASES(1)            LEASES          EXPIRING(1)
-------------   ------------  -----------------   ------------------    ------------   -------------------    -----------
    2002             135           1,071,187(2)          10.8%           $21,424,386          10.0%             $ 21.06
    2003             135           1,214,933(3)          12.9             25,586,580          12.0                21.06
    2004             120           1,965,411             20.9             41,470,973          19.4                21.10
    2005              82             611,660              6.5             13,938,387           6.5                22.79
    2006              62           1,119,124             11.9             25,266,507          11.8                22.58
    2007              50           1,100,821             11.7             24,199,776        11.3.0                21.98
    2008              15             346,205              3.7              7,375,660           3.5               21.305
    2009               8              87,434              0.9              2,166,798           1.0                24.78
    2010              11             591,928              6.3             14,496,136           6.8                24.49
    2011              14             534,394              5.7             12,818,081           6.0                23.99

2012 and
thereafter             6             796,770              8.7             24,941,090          11.7                31.30
                ------------  -----------------   ------------------    ------------   -------------------    -----------
                     638           9,385,867            100.0%          $213,684,374         100.0%             $ 22.77
                ============  =================   ==================    ============   ===================    ===========



-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.


(2) Expirations by quarter are as follows:  Q3: 569,303 sf; Q4: 447,884 sf.

(3) Expirations by quarter are as follows: Q1: 461,738 sf; Q2: 231,876 sf; Q3:
    368,539 sf; Q4: 153,140 sf.



         Austin Office Properties.


                                                                                       PERCENTAGE TOTAL OF
                              NET RENTABLE AREA                            ANNUAL      ANNUAL FULL SERVICE    ANNUAL FULL
                 NUMBER OF       REPRESENTED      PERCENT OF LEASED     FULL-SERVICE           RENT           SERVICE PER
                TENANTS WITH     BY EXPIRING      NET RENTABLE AREA      RENT UNDER        REPRESENTED          SQUARE
YEAR OF LEASE     EXPIRING          LEASES           REPRESENTED          EXPIRING         BY EXPIRING        FOOT OF NET
 EXPIRATION        LEASES       (SQUARE FEET)     BY EXPIRING LEASES     LEASES(1)            LEASES          EXPIRING(1)
-------------   ------------  -----------------   ------------------    ------------   -------------------    -----------
    2002              21              70,711(2)           4.1%            $2,118,261           4.6%             $ 29.96
    2003              33             251,005(3)          14.5              6,361,722          13.7                25.35
    2004              19             349,919             20.2              8,624,460          18.6                24.65
    2005              24             521,635             30.1             13,687,015          29.4                26.24
    2006              16             320,737             18.5              9,333,845          20.1                29.10
    2007               9              80,758              4.7              2,343,297           5.0                29.02
    2008               4              73,237              4.2              2,213,165           4.8                30.22
    2009               2              29,935              1.7                840,666           1.8                28.08
    2010              --                  --               --                     --            --                   --
    2011               2               3,773              0.2                147,193           0.3                39.01

2012 and
thereafter             1              33,315              1.8                828,777           1.7                24.88
                ------------  -----------------   ------------------    ------------   -------------------    -----------
                     131           1,735,025            100.0%           $46,498,401         100.0%             $ 26.80
                ============  =================   ==================    ============   ===================    ===========


-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.


(2) Expirations by quarter are as follows: Q3: 52,907 sf; Q4: 17,804 sf.

(3) Expirations by quarter are as follows: Q1: 110,1144 sf; Q2: 65,399 sf; Q3:
    62,357 sf; Q4: 13,105 sf.

         Denver Office Properties.


                                                                                        PERCENTAGE TOTAL
                              NET RENTABLE AREA                            ANNUAL        OF ANNUAL FULL       ANNUAL FULL
                 NUMBER OF       REPRESENTED      PERCENT OF LEASED     FULL-SERVICE      SERVICE RENT        SERVICE PER
                TENANTS WITH     BY EXPIRING      NET RENTABLE AREA      RENT UNDER        REPRESENTED          SQUARE
YEAR OF LEASE     EXPIRING          LEASES           REPRESENTED          EXPIRING         BY EXPIRING        FOOT OF NET
 EXPIRATION        LEASES       (SQUARE FEET)     BY EXPIRING LEASES     LEASES(1)            LEASES          EXPIRING(1)
-------------   ------------  -----------------   ------------------    ------------   -------------------    -----------
    2002              19              78,794(2)           5.8%            $1,632,772           5.1%             $ 20.72
    2003              37             468,416(3)          34.3             10,102,910          31.7                21.57
    2004              18             203,427             14.9              4,543,833          14.2                22.34
    2005              17             194,323             14.2              4,720,647          14.8                24.29
    2006              10              71,586              5.2              1,818,017           5.7                25.40
    2007              11              88,960              6.5              2,191,951           6.9                24.64
    2008               4              29,881              2.2                834,837           2.6                27.94
    2009               8             160,200             11.6              4,228,357          13.3                26.39
    2010               2               7,611              0.6                186,997           0.6                24.57
    2011               1               2,478              0.2                 52,038           0.2                21.00

2012 and
thereafter             1              61,080              4.5              1,598,706           4.9                26.17
                ------------  -----------------   ------------------    ------------   -------------------    -----------
                     128           1,366,756            100.0%           $31,911,065         100.0%             $ 23.35
                ============  =================   ==================    ============   ===================    ===========


-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.


(2) Expirations by quarter are as follows: Q3: 60,985 sf; Q4: 17,809 sf.

(3) Expirations by quarter are as follows: Q1: 85,107 sf; Q2: 18,781 sf; Q3:
    75,164 sf; Q4: 289,364 sf.

Other Office Properties.



                                                                                         PERCENTAGE TOTAL
                              NET RENTABLE AREA                            ANNUAL         OF ANNUAL FULL      ANNUAL FULL
                 NUMBER OF       REPRESENTED      PERCENT OF LEASED     FULL-SERVICE       SERVICE RENT       SERVICE PER
                TENANTS WITH     BY EXPIRING      NET RENTABLE AREA      RENT UNDER        REPRESENTED          SQUARE
YEAR OF LEASE     EXPIRING          LEASES           REPRESENTED          EXPIRING         BY EXPIRING        FOOT OF NET
 EXPIRATION        LEASES       (SQUARE FEET)     BY EXPIRING LEASES     LEASES(1)            LEASES          EXPIRING(1)
-------------   ------------  -----------------   ------------------    ------------   -------------------    -----------
    2002              50             212,521(2)           7.0%            $4,395,267           5.8%             $ 20.68
    2003              56             320,592(3)          10.5              7,153,556           9.5                22.31
    2004              51             509,433             16.7             13,435,136          17.9                26.37
    2005              40             277,344              9.1              7,033,440           9.3                25.36
    2006              47             326,880             10.7              7,996,679          10.6                24.46
    2007              26             241,460              7.9              6,047,070           8.0                25.04
    2008              10              71,799              2.4              1,809,603           2.4                25.20
    2009               7             208,722              6.8              5,299,062           7.0                25.39
    2010               5             180,377              5.9              5,427,462           7.2                30.09
    2011               6             101,748              3.3              3,720,597           4.9                36.57

2012 and
thereafter            12             606,540             19.7             12,947,913          17.4                21.35
                ------------  -----------------   ------------------    ------------   -------------------    -----------
                     310           3,057,418            100.0%           $75,265,785         100.0%             $ 24.62
                ============  =================   ==================    ============   ===================    ===========



-------------------------------
(1) Calculated based on base rent payable under the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under GAAP and including adjustments for expenses payable by or reimbursable from tenants based on current expense levels.

(2) Expirations by quarter are as follows: Q3: 160,281 sf; Q4: 52,240 sf.

(3) Expirations by quarter are as follows: Q1: 153,428 sf; Q2: 67,203 sf; Q3:
    58,121 sf; Q4: 42,022 sf.

Crescent Real Estate Hotel Properties


         The following tables show certain information for the years ended December 31, 2001, and 2000, and the six months ended June 30, 2002, and 2001, respectively, with respect to Crescent Real Estate's hotel properties. The information for the hotel properties is based on available rooms, except for Canyon Ranch-Tucson and Canyon Ranch-Lenox, which measure their performance based on available guest nights.




                                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                                AVERAGE         AVERAGE         REVENUE PER
                                                                               OCCUPANCY         DAILY           AVAILABLE
                                                      YEAR                        RATE            RATE        ROOM/GUEST NIGHT
                                                  COMPLETED/      ROOMS/     ---------------  --------------  ----------------
RESORT/HOTEL PROPERTY(1)        LOCATION           RENOVATED   GUEST NIGHTS   2001     2000    2001    2000    2001    2000
-----------------------------  ---------------    ----------   ------------  -------  ------  ------  ------  -------  ------
UPSCALE BUSINESS-CLASS
 HOTELS:
  Denver Marriott City
   Center                      Denver, CO          1982/1994          613      77%     84%     $123    $120      $95   $101
  Hyatt Regency
   Albuquerque                 Albuquerque, NM        1990            395      69      69       108     106       74     73
  Omni Austin Hotel            Austin, TX             1986            372      68      81       124     133       84    108
  Renaissance Houston
   Hotel                       Houston, TX         1975/2000          389      64      59       113      95       73     56
                                                                 ----------  -------  ------  ------  ------  -------  ------
    TOTAL/WEIGHTED
     AVERAGE                                                        1,769      71%     75%     $118    $116      $83    $86
                                                                 ==========  =======  ======  ======  ======  =======  ======

LUXURY RESORTS AND SPAS:
  Park Hyatt Beaver Creek
  Resort and Spa(2)            Avon, CO               1989            276      57%     69%     $278    $254     $159    $176
  Sonoma Mission Inn &
   Spa                         Sonoma, CA        1927/1987/1997       228      59      75       299     302      176     226
  Ventana Inn & Spa            Big Sur, CA       1975/1982/1988        62      73      78       420     458      304     358
                                                                 ----------  -------  ------  ------  ------  -------  ------
    TOTAL/WEIGHTED
     AVERAGE                                                          566      60%     72%     $305    $298     $182    $216
                                                                 ==========  =======  ======  ======  ======  =======  ======




                                                                   GUEST
                                                                   NIGHTS
                                                                 ----------
DESTINATION FITNESS
 RESORTS & SPAS:
    Canyon Ranch-Tucson        Tucson, AZ            1980           250(3)
    Canyon Ranch-Lenox         Lenox, MA             1989           212(3)
                                                                 ----------  -------  ------  ------  ------  -------  ------
      TOTAL/WEIGHTED
       AVERAGE                                                      462        81%     86%     $622    $593     $482    $487
                                                                 ==========  =======  ======  ======  ======  =======  ======

      GRAND TOTAL/WEIGHTED
       AVERAGE FOR
       RESORT/HOTEL
       PROPERTIES                                                              70%     76%     $245    $238     $170    $180
                                                                             =======  ======  ======  ======  =======  ======



-------------------------------

(1) As of December 31, 2001, Crescent Real Estate had leased all of the Crescent Real Estate hotel properties, except the Omni Austin Hotel, to subsidiaries of Crescent Operating. As of December 31, 2001, the Omni Austin Hotel was leased pursuant to a separate lease to HCD Austin Corporation. On February 14, 2002, Crescent Real Estate executed the Settlement Agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight Crescent Real Estate hotel properties.

(2) The hotel is undergoing a $6.9 million renovation of all guestrooms.


(3) Represents available guest nights, which is the maximum number of guests that the resort can accommodate per night.

                                                                                     FOR THE SIX MONTHS ENDED JUNE 30,
                                                                             -------------------------------------------------
                                                                                AVERAGE         AVERAGE         REVENUE PER
                                                                               OCCUPANCY         DAILY           AVAILABLE
                                                      YEAR                        RATE            RATE        ROOM/GUEST NIGHT
                                                  COMPLETED/      ROOMS/     ---------------  --------------  ----------------
RESORT/HOTEL PROPERTY(1)        LOCATION           RENOVATED   GUEST NIGHTS   2002     2001    2002    2001    2002    2001
-----------------------------  ---------------    ----------   ------------  -------  ------  ------  ------  -------  ------
UPSCALE BUSINESS-CLASS
 HOTELS:
  Denver Marriott City
   Center                      Denver, CO          1982/1994          613      74%     78%     $118    $126      $87     $98
  Hyatt Regency
   Albuquerque                 Albuquerque, NM       1990             395      71      70       110     106       78      75
  Omni Austin Hotel            Austin, TX            1986             375      71      73       122     134       87      98
  Renaissance Houston
   Hotel                       Houston, TX         1975/2000          388      63      65       116     117       73      76
                                                                 ----------  -------  ------  ------  ------  -------  ------
    TOTAL/WEIGHTED
     AVERAGE                                                        1,771      70%     72%     $117    $122      $82     $88
                                                                 ==========  =======  ======  ======  ======  =======  ======

LUXURY RESORTS AND SPAS:
  Park Hyatt Beaver Creek
   Resort and Spa Avon Co      Avon, CO              1989             275      58%     58%     $356    $355     $208    $205
  Sonoma Mission Inn &
   Spa                         Sonoma, CA      1927/1987/1997         228      57      63       260     285      148     179
  Ventana Inn & Spa            Big Sur, CA     1975/1982/1988          62      68      72       354     400      242     288
                                                                 ----------  -------  ------  ------  ------  -------  ------
    TOTAL/WEIGHTED
     AVERAGE                                                          565      59%     61%     $318    $332     $187    $204
                                                                 ==========  =======  ======  ======  ======  =======  ======





                                                                   GUEST
                                                                   NIGHTS
                                                                 ----------
DESTINATION FITNESS
 RESORTS & SPAS:
  Canyon Ranch-Tucson          Tucson, AZ          1980            259(2)
  Canyon Ranch-Lenox           Lenox, MA           1989            212(2)
                                                                 ----------  -------  ------  ------  ------  -------  ------
   TOTAL/WEIGHTED
    AVERAGE                                                        471         81%     85%     $642    $641    $499     $524
                                                                 ==========  =======  ======  ======  ======  =======  ======

   Luxury and Destination Fitness
   Resorts combined                                                            69%     72%     $488    $494    $329     $349
                                                                                                                       ------
   GRAND TOTAL/WEIGHTED
    AVERAGE FOR RESORT/HOTEL
    PROPERTIES                                                                 70%     72%     $254    $261    $176     $187
                                                                             =======  ======  ======  ======  =======  ======




-------------------------------
(1) As of December 31, 2001, Crescent Real Estate had leased all of the Crescent Real Estate hotel properties, except the Omni Austin Hotel, to subsidiaries of Crescent Operating. As of December 31, 2001, the Omni Austin Hotel was leased pursuant to a separate lease to HCD Austin Corporation. On February 14, 2002, Crescent Real Estate executed the Settlement Agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight Crescent Real Estate hotel properties previously leased to Crescent Operating.

(2) Represents available guest nights, which is the maximum number of guests that the resort can accommodate per night.

Crescent Real Estate Residential Development Properties


         The following table shows certain information as of June 30, 2002, relating to the Crescent Real Estate residential development properties.



                                                                                                            TOTAL          TOTAL
                    RESIDENTIAL                                             RESIDENTIAL                   LOTS/UNITS     LOTS/UNITS
 RESIDENTIAL        DEVELOPMENT                                             DEVELOPMENT     TOTAL         DEVELOPED       CLOSED
 DEVELOPMENT         PROPERTIES             TYPE OF                        CORPORATION'S  LOTS/UNITS        SINCE          SINCE
CORPORATION(1)         (RDP)                RDP(2)        LOCATION          OWNERSHIP %    PLANNED        INCEPTION      INCEPTION
                                                                                          ----------      ----------     ----------
Desert           Desert  Mountain             SF      Scottsdale,  AZ           93.0%         2,665            2,354          2,231
Mountain                                                                                   --------         --------       --------
  Development
  Corp.

The Woodlands    The Woodlands                SF      The Woodlands,            42.5%(6)     37,554           26,655         24,984
  Land                                                                                     --------         --------       --------
  Company, Inc.                               TX

Crescent         Bear Paw Lodge               CO      Avon, CO                  60.0%            53(7)            53             53
  Resort         Eagle Ranch                  SF      Eagle, CO                 60.0%         1,100(7)           535            466
  Development,   Main Street
  Inc.             Junction                   CO      Breckenridge, CO          30.0%            36(7)            36             29
                 Main Street
                   Station                    CO      Breckenridge, CO          30.0%            82(7)            82             76
                 Main Street  Station
                   Vacation Club              TS      Breckenridge, CO          30.0             42               42             19
                 Riverbend                    SF      Charlotte, NC             60.0%           650              202            195
                 Three Peaks
                   (Eagle's Nest)             SF      Silverthorne, CO          30.0%           391              253            182
                 Park Place at
                   Riverfront                 CO      Denver, CO                64.0%            70(7)            70             62
                 Park Tower at
                   Riverfront                 CO      Denver, CO                64.0%            61(7)            61             44
                 Promenade Lofts
                   at Riverfront              CO      Denver, CO                64.0%            66(7)            66             52
                 Cresta                     TH/SFH    Edwards, CO               60.0%            25(7)            19             17
                 Snow Cloud                   CO      Avon, CO                  64.0%            54(7)            53             39
                 One Vendue Range             CO      Charleston, SC              62%            49(7)            --             --
                 Old Greenwood               SF/TS    Truckee, CA               71.2%           249               --             --
                 Northstar Mountain
                 Properties                CO/TH/TS   Tahoe, CA                 51.0%         2,200               --             --
                                                                                           --------         --------       --------
     TOTAL CRESCENT RESORT DEVELOPMENT, INC.                                                  5,128            1,472          1,234
                                                                                           --------         --------       --------

Mira Vista          Mira Vista                SF      Fort Worth, TX           100.0%           740              740            704
  Development       The Highlands             SF      Breckenridge, CO          12.3%           750              480            442
  Corp.
                                                                                           --------         --------       --------

     TOTAL MIRA VISTA DEVELOPMENT CORP.                                                       1,490            1,220          1,146
                                                                                           --------         --------       --------

Houston Area        Falcon Point              SF      Houston, TX              100.0%           510              364            321
  Development       Falcon Landing            SF      Houston, TX              100.0%           623              566            527
  Corp              Spring Lakes              SF      Houston, TX              100.0%           520              338            293
                                                                                           --------         --------       --------

     TOTAL HOUSTON AREA DEVELOPMENT CORP.                                                     1,653            1,268          1,141
                                                                                           --------         --------       --------

TOTAL                                                                                        48,490           32,969         30,736
                                                                                           ========         ========       ========

                                             AVERAGE
                    RESIDENTIAL               CLOSED
 RESIDENTIAL        DEVELOPMENT             SALE PRICE       RANGE OF PROPOSED
 DEVELOPMENT         PROPERTIES              PER LOT/       PRICES PER LOT/UNIT
CORPORATION(1)         (RDP)                UNIT ($)(3)            ($)(5)

Desert           Desert  Mountain              525,000       400,000-4,000,000(5)
Mountain
  Development
  Corp.

The Woodlands    The Woodlands                  57,000        16,000-2,160,000
  Land
  Company, Inc.

Crescent         Bear Paw Lodge              1,450,000       665,000-2,025,000
  Resort         Eagle Ranch                    84,000          50,000-150,000
  Development,   Main Street
  Inc.             Junction                    464,000         300,000-580,000
                 Main Street
                   Station                     491,000       215,000-1,065,000
                 Main Street  Station
                   Vacation Club             1,129,000       380,000 4,600,000
                 Riverbend                      31,000           25,000-38,000
                 Three Peaks
                   (Eagle's Nest)              253,000         135,000-425,000
                 Park Place at
                   Riverfront                  415,000       195,000-1,445,000
                 Park Tower at
                   Riverfront                  646,000       180,000-2,100,000
                 Promenade Lofts
                   at Riverfront               417,000       180,000-2,100,000
                 Cresta                      1,878,000       1,230,0-3,434,000
                 Snow Cloud                  1,673,000       840,000-4,545,000
                 One Vendue Range                  N/A       450,000-3,100,000

                 Old Greenwood                     N/A             N/A     N/A
                 Northstar Mountain
                 Properties                        N/A             N/A     N/A

     TOTAL CRESCENT RESORT DEVELOPMENT, INC


Mira Vista          Mira Vista                  99,000          50,000-265,000
  Development       The Highlands              193,000          55,000-625,000
  Corp.


     TOTAL MIRA VISTA DEVELOPMENT CORP.


Houston Area        Falcon Point                42,000           28,000-52,000
  Development       Falcon Landing              21,000           20,000-26,000
  Corp              Spring Lakes                31,000           30,000-50,000


     TOTAL HOUSTON AREA DEVELOPMENT CORP.


TOTAL




----------

(1) As of December 31, 2001, Crescent Real Estate had an approximately 95%, 95%, 90%, 94% and 94%, ownership interest in Desert Mountain Development Corporation, The Woodlands Land Company, Inc., Crescent Resort Development, Inc., Mira Vista Development Corp., and Houston Area Development Corp., respectively, through ownership of non-voting common stock in each of these Residential Development Corporations. On February 14, 2002, Crescent Real

         Estate executed the Settlement Agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's interest in Desert Mountain Development Corporation, The Woodlands Land Company, Inc. and Crescent Resort Development, Inc.

(2) SF (Single-Family Lots); CO (Condominium); TH (Townhome); SFH (Single Family Homes) and TS (Timeshare Equivalent Units).

(3) Based on lots/units closed during Crescent Real Estate's ownership period.

(4)      Based on existing inventory of developed lots and lots to be developed.

(5)      Includes golf membership, which as of June 30, 2002, is $225,000.

(6) Distributions are made to partners based on specified payout percentages. During the six months ended June 30, 2002, the payout percentage to Crescent Real Estate was 52.5%.

(7) As of June 31, 2002, 24 golf course lots were under contract at Eagle Ranch representing $2.1 million in sales; two units were under contract at Main Street Station representing $0.8 million in sales; two units were under contract at Park Place at Riverfront representing $0.7 million in sales; one unit was under contract at Park Tower at Riverfront representing $0.8 million in sales; one unit was under contract at Cresta representing $1.8 million in sales; six units were under contract at Snow Cloud representing $10.7 million in sales and 44 units were under contract at One Vendue Range representing $52.4 million in sales.

Crescent Real Estate Temperature Controlled Logistics Properties


         The following table shows the number and aggregate size of the Crescent Real Estate temperature-controlled logistics properties by state as of June 30, 2002:



                                TOTAL CUBIC       TOTAL                                    TOTAL CUBIC       TOTAL
                  NUMBER OF       FOOTAGE      SQUARE FEET                   NUMBER OF       FOOTAGE      SQUARE FEET
STATE           PROPERTIES(1)  (IN MILLIONS)  (IN MILLIONS)     STATE      PROPERTIES(1)  (IN MILLIONS)  (IN MILLIONS)
-----           -------------  -------------  -------------     -----      -------------  -------------  -------------

Alabama                  4           10.7          0.3       Missouri(2)           2           46.8           2.8
Arizona                  1            2.9          0.1       Nebraska              2            4.4           0.2
Arkansas                 6           33.1          1.0       New York              1           11.8           0.4
California               9           28.6          1.1       North Carolina        3           10.0           0.4
Colorado                 1            2.8          0.1       Ohio                  1            5.5           0.2
Florida                  5            7.5          0.3       Oklahoma              2            2.1           0.1
Georgia                  8           49.5          1.7       Oregon                6           40.4           1.7
Idaho                    2           18.7          0.8       Pennsylvania          2           27.4           0.9
Illinois                 2           11.6          0.4       South Carolina        1            1.6           0.1
Indiana                  1            9.1          0.3       South Dakota          1            2.9           0.1
Iowa                     2           12.5          0.5       Tennessee             3           10.6           0.4
Kansas                   2            5.0          0.2       Texas                 2            6.6           0.2
Kentucky                 1            2.7          0.1       Utah                  1            8.6           0.4
Maine                    1            1.8          0.2       Virginia              2            8.7           0.3
Massachusetts            5           10.5          0.5       Washington            6           28.7           1.1
Mississippi              1            4.7          0.2       Wisconsin             3           17.4           0.6
                   -------      ---------      -------                       -------       --------      --------

                                                             TOTAL                89(3)       445.2(3)       17.7(3)
                                                                             =======       ========      ========


----------


(1) As of June 30, 2002, Crescent Real Estate held a 40% interest in the temperature-controlled logistics partnership, which owns AmeriCold Corporation, which directly or indirectly owns the 89 temperature-controlled logistics properties. The business operations associated with the temperature-controlled logistics properties are owned by AmeriCold Logistics, in which Crescent Real Estate has no interest. AmeriCold Corporation is entitled to receive lease payments from AmeriCold Logistics.


(2) Includes an underground storage facility, with approximately 33.1 million cubic feet.


(3) As of June 30, 2002, AmeriCold Logistics operated 100 temperature-controlled logistics properties with an aggregate of approximately 524.6 million cubic feet (20.2 million square feet).


LEGAL PROCEEDINGS


         Currently, there are no material pending legal proceedings, other than ordinary routine litigation incidental to Crescent Real Estate's business, to which Crescent Real Estate is a party or to which any of its property is the subject.


                 CRESCENT OPERATING MANAGEMENT'S DISCUSSION AND
                 ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

OVERVIEW


         The Settlement Agreement discussed above provides for a bankruptcy plan of Crescent Operating to be implemented under Chapter 11 of the Bankruptcy Code. In addition, all of Crescent Operating's assets in its hospitality and land development segments were transferred to Crescent Real Estate pursuant to the Settlement Agreement. See "The Reorganization Transactions - Summary of the Reorganization Transactions" for more information about the Settlement Agreement.

         Crescent Operating is a diversified management company that, through various subsidiaries and affiliates, operated, prior to the February 14 and March 22, 2002 asset transfers, primarily in four business segments:


      o  equipment sales and leasing;

      o  hospitality;

      o  temperature-controlled logistics; and

      o  land development.


         See "Description of Crescent Operating's Business" above for more information about Crescent Operating's business segments. As of June 30, 2002, the only remaining operating assets of Crescent Operating were its 40% interest in AmeriCold Logistics, LLC and its 100% equity interest in Crescent Machinery.


         The following discussion should be read in conjunction with the "Selected Historical Financial Information of Crescent Operating" and the financial statements and notes thereto, appearing elsewhere in this proxy statement/prospectus. Historical results and percentage relationships set forth below and in "Selected Historical Financial Information of Crescent Operating" should not be taken as indicative of future operations of Crescent Operating.


         The following table sets forth financial data for Crescent Operating for the three and six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999.



                                                      For the             For the           For the
                                               Three Months Ended  Six Months Ended     Year Ended
                                                  June 30, 2002      June 30, 2002   December 31, 2001
                                               ------------------  ----------------  -----------------
                                                                 (dollars in thousands)

REVENUES
   Equipment sales & leasing                      $       8,717     $      18,235     $     118,501
   Hospitality                                               --                --           226,841
   Land development                                          --                --           260,999
                                                  -------------     -------------     -------------

      Total revenues                                      8,717            18,235           606,341
                                                  -------------     -------------     -------------

OPERATING EXPENSES
   Equipment sales & leasing                             10,167            20,716           126,042
   Hospitality                                               --                --           183,509
   Hospitality properties rent                               --                --            55,743
   Land development                                          --                --           256,282
   Corporate general and administrative                     981             2,226             6,969
   Impairment of assets                                      --                34            40,178
                                                  -------------     -------------     -------------
      Total operating expenses                           11,148            22,976           668,723
                                                  -------------     -------------     -------------

(LOSS) INCOME FROM OPERATIONS                            (2,431)           (4,741)          (62,382)
                                                  -------------     -------------     -------------

INVESTMENT (LOSS) INCOME                                 (3,581)           (4,127)            1,135

EQUITY IN (LOSS) EARNINGS OF
UNCONSOLIDATED SUBSIDIARIES                              (1,436)           (2,142)           31,080

OTHER (INCOME) EXPENSE
   Interest expense                                       1,574             3,550            30,502
   Interest income                                           (3)               (7)           (3,773)
   Gain on termination of Four Seasons lease                 --                --                --
   Other                                                   (205)              174               733
                                                  -------------     -------------     -------------

      Total other expense                                 1,366             3,717            27,462
                                                  -------------     -------------     -------------

                                                     For the            For the
                                                   Year Ended         Year Ended
                                                December 31, 2000  December 31, 1999
                                                -----------------  -----------------
                                                        (dollars in thousands)

REVENUES
   Equipment sales & leasing                    $     142,842     $     136,343
   Hospitality                                        272,157           246,763
   Land development                                   301,827           334,881
                                                -------------     -------------

      Total revenues                                  716,826           717,987
                                                -------------     -------------

OPERATING EXPENSES
   Equipment sales & leasing                          141,113           131,606
   Hospitality                                        212,238           191,465
   Hospitality properties rent                         63,338            54,012
   Land development                                   276,285           324,432
   Corporate general and administrative                 4,224             2,605
   Impairment of assets                                    --                --
                                                -------------     -------------
      Total operating expenses                        697,198           704,120
                                                -------------     -------------

(LOSS) INCOME FROM OPERATIONS                          19,628            13,867
                                                -------------     -------------

INVESTMENT (LOSS) INCOME                                2,285             1,890

EQUITY IN (LOSS) EARNINGS OF
UNCONSOLIDATED SUBSIDIARIES                            25,980            19,049

OTHER (INCOME) EXPENSE
   Interest expense                                    36,345            30,775
   Interest income                                     (4,271)           (4,046)
   Gain on termination of Four Seasons lease          (18,289)               --
   Other                                                   33               131
                                                -------------     -------------

      Total other expense                              13,818            26,860
                                                -------------     -------------


(LOSS) INCOME FROM OPERATIONS BEFORE
REORGANIZATION COSTS                                     (8,814)          (14,727)          (57,629)
REORGANIZATION ITEMS
     PROFESSIONAL FEES                                      429             1,144                --
                                                  -------------     -------------     -------------

LOSS FROM OPERATIONS AFTER REORGANIZATION
COSTS, BEFORE TAXES AND MINORITY INTERESTS               (9,243)          (15,871)          (57,629)

INCOME TAX (BENEFIT) PROVISION                             (645)           (2,003)           (2,593)
                                                  -------------     -------------     -------------

(LOSS) INCOME FROM OPERATIONS
     BEFORE MINORITY INTERESTS                           (8,598)          (13,868)          (55,036)

MINORITY INTERESTS                                           --                --           (13,588)
                                                  -------------     -------------     -------------

LOSS FROM CONTINUING OPERATIONS                          (8,598)          (13,868)          (68,624)

DISCONTINUED OPERATIONS
     INCOME FROM OPERATIONS OF
     HOSPITALITY AND LAND DEVELOPMENT
     SEGMENTS (LESS APPLICABLE INCOME
     TAX EXPENSE OF $2,507
     AND MINORITY INTERESTS OF $1,897)                       (7)            3,272                --

     LOSS FROM OPERATIONS OF
     DISCONTINUED EQUIPMENT
     SALES AND LEASING BRANCHES
     (LESS APPLICABLE INCOME TAX
     BENEFIT OF $0)                                        (857)           (2,445)               --

     GAIN ON DISPOSAL OF HOSPITALITY AND
     LAND DEVELOPMENT SEGMENTS (LESS
     APPLICABLE INCOME TAX EXPENSE
     OF $17,529)                                            520            26,813                --
                                                  -------------     -------------     -------------

     INCOME FROM DISCONTINUED OPERATIONS                   (344)           27,640                --

INCOME (LOSS) BEFORE ACCOUNTING CHANGE                   (8,942)           13,772           (68,624)

CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE                                    --                --            (9,509)
                                                  -------------     -------------     -------------

 NET INCOME (LOSS)                                $      (8,942)           13,772     $     (78,133)
                                                  =============     =============     =============


(LOSS) INCOME FROM OPERATIONS BEFORE
REORGANIZATION COSTS                                     34,075             7,946
REORGANIZATION ITEMS
     PROFESSIONAL FEES                                       --                --
                                                  -------------     -------------

LOSS FROM OPERATIONS AFTER REORGANIZATION
COSTS, BEFORE TAXES AND MINORITY INTERESTS               34,075             7,946

INCOME TAX (BENEFIT) PROVISION                           11,747            (3,471)
                                                  -------------     -------------

(LOSS) INCOME FROM OPERATIONS
     BEFORE MINORITY INTERESTS                           22,328            11,417

MINORITY INTERESTS                                      (26,018)          (14,112)
                                                  -------------     -------------

LOSS FROM CONTINUING OPERATIONS                          (3,690)           (2,695)

DISCONTINUED OPERATIONS
     INCOME FROM OPERATIONS OF
     HOSPITALITY AND LAND DEVELOPMENT
     SEGMENTS (LESS APPLICABLE INCOME
     TAX EXPENSE OF $2,507
     AND MINORITY INTERESTS OF $1,897)                       --                --

     LOSS FROM OPERATIONS OF
     DISCONTINUED EQUIPMENT
     SALES AND LEASING BRANCHES
     (LESS APPLICABLE INCOME TAX
     BENEFIT OF $0)                                          --                --

     GAIN ON DISPOSAL OF HOSPITALITY AND
     LAND DEVELOPMENT SEGMENTS (LESS
     APPLICABLE INCOME TAX EXPENSE
     OF $17,529)                                             --                --
                                                  -------------     -------------

     INCOME FROM DISCONTINUED OPERATIONS                     --                --

INCOME (LOSS) BEFORE ACCOUNTING CHANGE                   (3,690)           (2,695)

CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE                                    --                --
                                                  -------------     -------------

 NET INCOME (LOSS)                                $      (3,690)    $      (2,695)
                                                  =============     =============

         The following is a summary of Crescent Operating's estimated financial information reported by segment for the three and six months ended June 30, 2002, respectively. As Crescent Operating only operated its hospitality and land development segments for one and one-half months in 2002, there is no information available for these segments.

     SEGMENT FINANCIAL INFORMATION FOR THE THREE MONTHS ENDED JUNE 30, 2002
                             (DOLLARS IN THOUSANDS)



                                        EQUIPMENT       TEMPERATURE-
                                          SALES          CONTROLLED
                                        AND LEASING       LOGISTICS         OTHER             TOTAL
                                        -----------      -----------      -----------      -----------
Revenues ..........................     $     8,717      $        --      $        --      $     8,717

Operating expenses ................          10,167               --              981           11,148
                                        -----------      -----------      -----------      -----------

Loss from operations ..............          (1,450)              --             (981)          (2,431)
Investment loss ...................              --               --           (3,581)          (3,581)
Equity in Earnings of
    unconsolidated Subsidiaries ...              --           (1,436)              --           (1,436)
Other (income) expense
      Interest expense ............             447               --            1,127            1,574
      Interest income .............              --               --               (3)              (3)
      Other .......................             (13)              --              192             (205)
                                        -----------      -----------      -----------      -----------
Total other expense ...............             434               --              932            1,366
                                        -----------      -----------      -----------      -----------
 Loss from operations before
 reorganization costs .............          (1,884)          (1,436)          (5,494)          (8,814)
 Reorganization Costs
        Professional fees .........             429               --               --              429
                                        -----------      -----------      -----------      -----------
 Loss from operations before
 income taxes .....................          (2,313)          (1,436)          (5,494)          (9,243)
Income tax benefit ................              --               --             (645)            (645)
                                        -----------      -----------      -----------      -----------

Loss from continuing operations ...     $    (2,313)     $    (1,436)     $    (4,849)     $    (8,598)
                                        -----------      -----------      -----------      -----------




      SEGMENT FINANCIAL INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 2002
                             (DOLLARS IN THOUSANDS)



                                        EQUIPMENT       TEMPERATURE-
                                          SALES          CONTROLLED
                                        AND LEASING       LOGISTICS          OTHER            TOTAL
                                        -----------      -----------      -----------      -----------
Revenues ..........................     $    18,235      $        --      $        --      $    18,235

Operating expenses ................          20,716               --            2,260           22,976
                                        -----------      -----------      -----------      -----------

Loss from operations ..............          (2,481)              --           (2,260)          (4,741)
Investment loss ...................              --               --           (4,127)          (4,127)
Equity in Earnings of
    unconsolidated Subsidiaries ...              --           (2,142)              --           (2,142)
Other (income) expense
      Interest expense ............             908               --            2,642            3,550
      Interest income .............              (1)              --               (6)              (7)
      Other .......................             169               --                5              174
                                        -----------      -----------      -----------      -----------
Total other expense ...............           1,076               --            2,641            3,717
                                        -----------      -----------      -----------      -----------
 Loss from operations before
 reorganization costs .............          (3,557)          (2,142)          (9,028)         (14,727)
 Reorganization Costs
        Professional fees .........           1,144               --               --            1,144
                                        -----------      -----------      -----------      -----------
 Loss from operations before
 income taxes .....................          (4,701)          (2,142)          (9,028)         (15,871)
Income tax benefit ................              --             (283)          (1,720)          (2,003)
                                        -----------      -----------      -----------      -----------
Loss from continuing operations ...     $    (4,701)     $    (1,859)     $    (7,308)     $   (13,868)
                                        -----------      -----------      -----------      -----------

         The following is a summary of Crescent Operating's estimated financial information reported by segment for the year ended December 31, 2001:

                          SEGMENT FINANCIAL INFORMATION
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                       EQUIPMENT                        TEMPERATURE-
                                         SALES                           CONTROLLED         LAND
                                      AND LEASING      HOSPITALITY       LOGISTICS       DEVELOPMENT       OTHER          TOTAL
                                      -----------      -----------      -----------      -----------    -----------    -----------
Revenues ........................     $   118,501      $   226,841      $        --      $   260,999    $        --    $   606,341

Operating expenses ..............         165,234          240,238               21          256,282          6,948        668,723
                                      -----------      -----------      -----------      -----------    -----------    -----------
Income (loss) from operations ...         (46,733)         (13,397)             (21)           4,717         (6,948)       (62,382)
                                      -----------      -----------      -----------      -----------    -----------    -----------
Investment income (loss) ........              --               --               --               --          1,135          1,135
                                      -----------      -----------      -----------      -----------    -----------    -----------
Equity in Earnings of
    unconsolidated subsidiaries..              --           (4,548)          (2,275)          37,903             --         31,080
Other (income) expense
      Interest expense ..........           7,713            1,010               --           12,709          9,070         30,502
      Interest income ...........             (16)            (103)              --           (3,700)            46         (3,773)
      Other .....................           1,713               --               --             (978)            (2)           733
                                      -----------      -----------      -----------      -----------    -----------    -----------
Total other (income) expense ....           9,410              907               --            8,031          9,114         27,462
                                      -----------      -----------      -----------      -----------    -----------    -----------
 Income (loss) before income
    taxes and minority interest
    and accounting change .......         (56,143)         (18,852)          (2,296)          34,589        (14,927)       (57,629)
Income tax provision (benefit) ..          (3,784)          (3,509)            (919)          11,475         (5,856)         2,593
                                      -----------      -----------      -----------      -----------    -----------    -----------
Income (loss) before minority
    interest and accounting
    change ......................         (52,359)         (15,343)          (1,377)          23,114         (9,071)       (55,036)
Minority interests ..............              --            6,807               --          (20,395)            --        (13,588)
                                      -----------      -----------      -----------      -----------    -----------    -----------
Income (loss) before accounting
    change ......................         (52,359)          (8,536)          (1,377)           2,719         (9,071)       (68,624)
Cumulative effect of change in
      accounting principle ......              --               --               --               --         (9,509)        (9,509)
                                      -----------      -----------      -----------      -----------    -----------    -----------
Net income (loss) ...............     $   (52,359)     $    (8,536)     $    (1,377)     $     2,719    $   (18,580)   $   (78,133)
                                      ===========      ===========      ===========      ===========    ===========    ===========

Net income (loss) per share,
    basic and diluted ...........     $     (5.06)     $     (0.83)     $     (0.13)     $      0.26    $     (1.80)   $     (7.55)
                                      ===========      ===========      ===========      ===========    ===========    ===========

EBITDA Calculation: .............              (1)

      Net income (loss) .........     $   (52,359)     $    (8,536)     $    (1,377)     $     2,719    $   (18,580)   $   (78,133)
      Interest expense, net .....           7,697               97            1,881              670          9,116         19,461
      Income tax provision
       (benefit) ................          (3,784)          (5,180)            (919)           1,520         (5,856)       (14,219)
      Depreciation and
       amortization .............          19,193            1,562            4,591            1,207            (75)        26,478
                                      -----------      -----------      -----------      -----------    -----------    -----------
EBITDA ..........................     $   (29,253)     $   (12,057)     $     4,176      $     6,116    $   (15,395)   $   (46,413)
                                      ===========      ===========      ===========      ===========    ===========    ===========
Cash flow from operating
activities ......................     $    44,208      $    14,624)     $        --      $  (174,586)   $   (37,688)   $  (153,442)
Cash flow from investing
activities ......................     $     1,305      $    (1,397)     $        --      $    14,351    $       (19)   $    14,240
Cash flow from financing
activities ......................     $   (43,633)     $      (454      $        --      $   156,692    $     6,047    $   118,652



(1) EBITDA represents earnings before interest, income taxes, depreciation and amortization. Amounts are calculated based on Crescent Operating's ownership percentage of the EBITDA components. Management believes that EBITDA can be a meaningful measure of Crescent Operating's operating performance, cash generation and ability to service debt. However, EBITDA should not be considered as an alternative to either: (i) net earnings (determined in accordance with generally accepted accounting principles ("GAAP")); (ii) operating cash flow (determined in accordance with GAAP); or (iii) liquidity. There can be no assurance that Crescent Operating's calculation of EBITDA is comparable to similarly titled items reported by other companies.

RECENT DEVELOPMENTS


         For a description of events that have occurred subsequent to September 30, 2001, see "Summary - Other Crescent Operating Recent Developments" above.

RESULTS OF OPERATIONS

Three and Six Months ended June 30, 2002, as Compared to Three and Six Months Ended June 30, 2001

         Revenues.

         Total revenue, which consists of equipment sales and leasing revenue, decreased $6.7 million, or 43.5%, to $8.7 million for the three months ended June 30, 2002, compared with $15.4 million for the three months ended June 30, 2001. Total revenue decreased $14.2 million, or 43.8%, to $18.2 million for the six months ended June 30, 2002, compared with $32.4 million for the six months ended June 30, 2001. Significant components of the decreases were:

     o a net decrease of $1.8 million and $6.0 million in new and used equipment sales for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 primarily due to the slowing economy and the impact of the Chapter 11 bankruptcy process on Crescent Machinery's business;

     o a decrease of $1.4 million and $2.7 million in parts, service and supplies revenue for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 primarily due to decreased demand for maintenance and repair work and the impact of the Chapter 11 bankruptcy process on Crescent Machinery's business; and

     o a decrease of $3.5 million and $5.5 million in rental revenue for the three and six months ended June 30, 2002 as compared to the corresponding period in 2001 primarily due to the slowing economy and the impact of the Chapter 11 bankruptcy process on Crescent Machinery's business.

         Operating Expenses.

         Total operating expenses decreased $16.7 million, or 60.1%, to $11.1 million for the three months ended June 30, 2002, compared with $27.8 million for the three months ended June 30, 2001. Total operating expenses decreased $22.5 million, or 49.5%, to $23.0 for the six months ended June 30, 2002, compared with $45.5 million for the six months ended June 30, 2001. The decreases in total operating expenses are attributable to the factors discussed in the following paragraphs.

         Equipment Sales and Leasing Segment

         Equipment sales and leasing expenses decreased $5.3 million, or 34.2%, to $10.2 million for the three months ended June 30, 2002, compared with $15.5 million for the three months ended June 30, 2001. Equipment sales and leasing expenses decreased $11.9 million, or 36.5%, to $20.7 million for the six months ended June 30, 2002, compared with $32.6 million for the six months ended June 30, 2001. Significant components of the decreases were:

                o a decrease of $1.5 million and $5.3 million in new and used equipment expenses for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 directly related to the decrease in new and used equipment revenue;

               o a $2.1 million and a $3.4 million decrease in rental expenses for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 primarily due to the decrease in rental revenue for the three and six months ended June 30, 2002;

         o a decrease of $0.3 million and $0.2 million in general and administrative expenses for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 primarily due to cost reduction measures put into place, partially offset by costs associated with the bankruptcy process; and

         o a decrease of $1.0 million and $1.9 million in parts, service and supplies expenses for the three and six months ended June 30, 2002 as compared to the corresponding periods in 2001 primarily as a result of the decrease in parts, service and supplies revenues for the same periods.

         Corporate General and Administrative Expenses

         Corporate general and administrative expenses totaled $1.0 million and $2.2 million for the three and six months ended June 30, 2002, respectively, as compared to $0.5 million and $1.0 million for the three and six months ended June 30, 2001. The increases are primarily related to increases in general corporate overhead costs, such as legal and accounting costs, related to the Settlement Agreement and the proposed prepackaged bankruptcy.

         Investment Income (Loss).

         Investment income (loss) decreased $7.0 million or 206%, to a ($3.6) million loss for the three months ended June 30, 2002, compared with income of $3.4 million for the three months ended June 30, 2001. Investment income (loss) decreased $11.9 million or 153%, to a ($4.1) million loss for the six months ended June 30, 2002, compared with income of $7.8 million for the six months ended June 30, 2001. The decreases are attributable to the decreases in the fair value of Crescent Operating's Magellan warrants resulting in investment losses as compared with income for the corresponding period in 2001.

         Equity in Earnings (Loss) of Unconsolidated Subsidiaries.

         Equity in earnings (loss) of unconsolidated subsidiaries decreased $1.7 million or 54.8%, to ($1.4) million for the three months ended June 30, 2002, compared with a loss of ($3.1) million for the three months ended June 30, 2001. The decrease is primarily due to the Company not recording any additional losses related to its investment in AmeriCold Logistics since Crescent Operating's share of historical losses were in excess of its investment balance.

         Equity in earnings (loss) of unconsolidated subsidiaries decreased $2.3 million or 52.3%, to ($2.1) million for the six months ended June 30, 2002, compared with a loss of ($4.4) million for the six months ended June 30, 2001. The six month decrease was primarily due to equity in loss of AmeriCold Logistics in the amount of $(0.7) million and to the realization of other comprehensive income/loss of ($1.4) million.

         Other (Income) Expense.

         Other (income) expense decreased $0.9 million, or 39.1%, to $1.4 million for the three months ended June 30, 2002, compared with $2.3 million for the three months ended June 30, 2001. For the six months ended June 30, 2002, other (income) expenses decreased $2.2 million, or 37.3%, to $3.7 million, compared with $5.9 million for the six months ended June 30, 2001. Significant components of the decreases were primarily attributable to net decreases in interest expense of $0.5 million and $2.0 million for the three and six months ended June 30, 2002.

         Income Tax Provision (Benefit).

         Income tax benefit of $0.6 million for the three months ended June 30, 2002 represents a decrease of $0.5 million from the $1.1 million benefit provided for the three months ended June 30, 2001. Income tax benefit of $2.0 million for the six months ended June 30, 2002 represents a decrease of $1.2 million from the $3.2 million benefit provided for the six months ended June 30, 2001. Income tax provision attributable to discontinued operations for the six months ended June 30, 2002 was comprised of a $2.2 million expense for the hospitality segment and a $0.3 million expense for the land development segment. Income tax provision for the six months ended June 30, 2002 of $17.9 was attributable to the gain from the disposal of discontinued operations resulting primarily from the cancellation of corporate level indebtedness pursuant to the Settlement Agreement.

         Crescent Operating generally provides for taxes using a 40% effective rate on Crescent Operating's share of income or loss. Management continues to evaluate its ability to realize the deferred tax assets quarterly by assessing the need for a valuation allowance. An inability of Crescent Operating to execute business plans for certain of its segments could affect the ultimate realization of the deferred tax assets.

         Minority Interests.

         Minority interests were eliminated as a result of the assignment of the land development and hospitality segments to Crescent Real Estate pursuant to the Settlement Agreement.

         Discontinued Operations.

         Pursuant to the Settlement Agreement, Crescent Real Estate transferred its interests in the hospitality and land development segments as of February 14, 2002 and March 22, 2002. Crescent Operating had a de minimis loss from discontinued operations related to the hospitality and land development segments for the three months ending June 30, 2002. Crescent Operating realized income from discontinued operations of $3.3 million, after minority interest of $1.9 million and a $2.5 million income tax expense, related to the hospitality and land development segments for the six months ended June 30, 2002. The gain on disposal of discontinued operations was $0.5 million, net of a $0.3 million income tax expense, for the three months ended June 30, 2002 and $26.8 million, net of a $17.9 million income tax expense, for the six months ended June 30, 2002.

         In December 2001, Crescent Operating adopted Statements of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (See Note 12). SFAS No. 144 broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. During the second quarter of 2002, Crescent Machinery closed down five branch locations and is currently in the process of closing two additional branch locations. Crescent Operating realized a $0.1 decrease in loss from discontinued operations related to the equipment sales and leasing segment for the three months ended June 30, 2002 as compared to the corresponding period in 2001. Crescent Operating realized a $0.2 million increase in loss from discontinued operations related to the equipment sales and leasing segment for the six months ended June 30, 2002 as compared to the corresponding period in 2001.

         Cumulative Effect of Change in Accounting Principle.

         Cumulative effect of change in accounting principle decreased $9.5 million, or 100%, for the six months ended June 30, 2002 as compared to the corresponding period in 2001. The change from the prior period was due to the prior year's adoption of SFAS No. 133 on January 1, 2001, whereby Crescent Operating realized a $9.5 million loss related to its investment in Magellan warrants, calculated as the difference between the original cost of the Magellan warrants of $12.5 million and their estimated fair value at December 31, 2001, $3.0 million, as calculated using the Black-Scholes pricing model.


Year Ended December 31, 2001, as Compared to 2000

         Revenues.

         Total revenue decreased $110.5 million, or 15.4%, to $606.3 million for the year ended December 31, 2001, compared with $716.8 million for the year ended December 31, 2000. The decrease in total revenue is attributable to the factors discussed in the following paragraphs. In addition, Crescent Operating believes that revenues for each of the following segments were impacted significantly and negatively by the general recession and additionally as a consequence of the September 11, 2001 terrorist attacks against the United States and the continuing threat of terrorism, as consumers curtail their vacation travel and their purchase of vacation homes and as certain industries reduce their construction expenditures.

         Equipment Sales and Leasing Segment

         Equipment sales and leasing revenue decreased $24.3 million, or 17.0% to $118.5 million, for the year ended December 31, 2001, compared with $142.8 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o a decrease of $21.2 million in new and used equipment sales due to weaker market conditions and increased demand from customers for rentals as compared to purchases; and


     o a decrease in parts, service and supplies revenue of $4.3 million for the current year primarily due to decreased demand for maintenance and repair work; partially offset by


     o an increase in rental revenue of $1.2 million during the year ended December 31, 2001 primarily due to same store rental growth.

         Hospitality Segment

         Hospitality revenue decreased $45.4 million, or 16.7%, to $226.8 million for the year ended December 31, 2001, compared with $272.2 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o no revenues at the Four Seasons Hotel in Houston due to the sale of hotel on November 3, 2000 as compared to revenues of $32.6 million for the year ended December 31, 2000;

     o a decrease in revenues of $18.1 million from the Denver Marriott, the Hyatt Regency Beaver Creek, Sonoma Mission Inn and Spa, Ventana Inn and Spa and Canyon Ranch-Tucson due primarily to decreased occupancy as a result of weaker market conditions as compared to the corresponding period in 2000; partially offset by

     o an increase in revenues of $6.4 million from the Renaissance Hotel, Hyatt Regency Albuquerque and Canyon Ranch-Lenox due primarily to increased rates as compared to the corresponding period in 2000 and the completion of the Renaissance remodel.

         Land Development Segment

         Land development revenue, which represents revenue from Desert Mountain Development and COPI Colorado prior to the elimination of the minority interests, decreased $40.8 million, or 13.5%, to $261.0 million for the year ended December 31, 2001, compared with $301.8 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o a $51.7 million decrease in revenue from Desert Mountain Development for the year ended December 31, 2001 primarily due to fewer home and lot sales as compared to the prior year; partially offset by

     o a $10.9 million increase in revenue from COPI Colorado which can be attributed to (i) a $23.1 million increase in real estate sales and
         (ii) a $3.5 million increase in club operation revenue, partially offset by (iii) a $14.5 million decrease in property management revenue as a result of dispositions in the first quarter of 2001 (iv) a $2.2 million decrease in service station revenue due to the sale of this property in June 2000 and (v) a $1.2 million decrease in transportation revenue due to cancellations related to the September 11th attack.

         Operating Expenses.

         Total operating expenses decreased $28.5 million, or 4.1%, to $668.7 million for the year ended December 31, 2001, compared with $697.2 million for the year ended December 31, 2000. The decrease in operating expenses is attributable to the following:

         Equipment Sales and Leasing Segment

         Equipment sales and leasing expenses increased $24.1 million, or 17.1%, to $165.2 million for the year ended December 31, 2001, compared with $141.1 million for the year ended December 31, 2000. Significant components of the overall increase were:

     o an adjustment of $39.2 million related to impairment of property, equipment and goodwill at Crescent Machinery;

     o an $3.9 million increase in rental expenses due mainly to an increase in rental inventory resulting in increased depreciation expense and maintenance costs for the year ended December 31, 2001; partially offset by

     o a $17.0 million decrease in new and used equipment expenses as a result of a decrease in new and used equipment sales; and

     o a $2.6 million decrease in parts, service and supplies expenses due primarily to reductions in sales of new and used equipment.

         Hospitality Segment

         Hospitality expenses decreased $35.4 million, or 12.8%, to $240.2 million for the year ended December 31, 2001, compared with $275.6 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o decreased rent and expenses associated with the Four Seasons Hotel in Houston in the amount of $30.4 million due to the sale of the hotel on November 3, 2000;

     o a decrease in rent and expenses in the amount of $12.2 million consistent with decreased revenues generated by certain of the hotel operations as a result of decreased occupancy as compared to the corresponding period in 2000; and

     o an adjustment of $1.0 million related to impairment of goodwill at RoseStar; partially offset by


     o an increase in rent and expenses in the amount of $6.3 million associated with the Renaissance Hotel, Hyatt Regency Albuquerque and Canyon Ranch - Lenox.


         Land Development Segment

         Land development expenses, which primarily represent operating costs incurred by Desert Mountain Development and COPI Colorado prior to the elimination of the minority interests, decreased $20.0 million, or 7.2%, to $256.3 million for the year ended December 31, 2001, compared with $276.3 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o a $29.8 million decrease in expenses incurred by Desert Mountain Development during the year ended December 31, 2001 due primarily to lower costs associated with decreased home and lot sales; partially offset by

     o a $9.8 million increase in expenses incurred by COPI Colorado which can be attributed to higher costs associated with increased real estate partially offset by decreases in property management expenses as a result of dispositions in the first quarter of 2001.

         Corporate General and Administrative Expenses.

         Corporate general and administrative expenses increased $2.8 million, or 66.7%, to $7.0 million for the year ended December 31, 2001, compared with $4.2 million for the year ended December 31, 2000. These expenses consisted of general corporate overhead costs, such as legal and accounting costs, insurance costs and corporate salaries. The increase over prior year is primarily attributable to (i) a reserve recorded by Crescent Operating for amounts due from Crescent Operating, Inc. Voluntary Employees' Beneficiary Association Health Care Plan, (ii) management fees payable to SunTx under the Management Agreement and (iii) professional fees incurred in connection with the proposed restructuring of Crescent Operating.

         Investment Income.

         Investment income decreased $1.2 million or 52.2%, to $1.1 million for the year ended December 31, 2001, compared with $2.3 million for the year ended December 31, 2000. Significant components of the overall decrease were:

     o no gains on sales of investments in 2001 compared to gains on the sale of HCAC in the amount of $1.6 million and gains on sale of CS I and CS II in the amount of $0.7 million which occurred in 2000; and

     o increase in investment income of Magellan warrants in the amount of $1.1 million.

         Equity in Earnings of Unconsolidated Subsidiaries.

         Equity in earnings of unconsolidated subsidiaries increased $5.1 million or 19.6%, to $31.1 million for the year ended December 31, 2001, compared with $26.0 million for the year ended December 31, 2000. Significant components of the overall increase were:


     o an increase in equity in income of The Woodlands Land Development Company, L.P. in the amount of $7.5 million; and


     o a decrease in equity in loss of AmeriCold Logistics in the amount of $5.1 million; partially offset by

     o an increase in the combined equity in loss of CR License and CR Las Vegas of $2.5 million;

     o   a decrease in equity in income of CRDI in the amount of $2.5 million;
         and


     o a decrease in equity in income of The Woodlands Operating Company in the amount of $2.0 million.


         Other (Income) Expense.

         Other (income) expense increased $13.7 million, or 99.3%, to $27.5 million for the year ended December 31, 2001, compared with $13.8 million for the year ended December 31, 2000. The increase is primarily attributable to no gains on terminations of lease agreements in 2001 compared to gains on the lease buyout related to the sale of the Four Seasons in the amount of $18.3 million; partially offset by a decrease in interest expense of $5.8 million for the year ended December 31, 2001 primarily due to lower debt balances as compared to the year ended December 31, 2000.

         Minority Interests.

         Minority interests decreased $12.4 million, or 47.7%, to $13.6 million for the year ended December 31, 2001, compared to $26.0 million for the year ended December 31, 2000. Minority interests consist of the non-voting interests in the land development segment and in CRL Investments.

         Income Tax (Benefit) Provision.

         Income tax benefit of $2.6 million for the year ended December 31, 2001 represents a decrease of $14.3 million from the year ended December 31, 2000. Income tax benefit consisted of a $5.9 million benefit at the corporate level, a $3.8 million benefit for the Equipment Sales and Leasing segment, a $3.5 million benefit for the Hospitality segment, and a $0.9 million benefit for the Temperature Controlled Logistics segment, offset by a $11.5 million provision for the Land Development segment.

         Crescent Operating generally provides for taxes using a 40% effective rate on Crescent Operating's share of income or loss. Management continues to evaluate its ability to realize the deferred tax assets quarterly by assessing the need for a valuation allowance. An inability of Crescent Operating to execute business plans for certain of Crescent Operating's segments could affect the ultimate realization of the deferred tax assets.

Year Ended December 31, 2000, as Compared to 1999

         Revenues.

         Total revenue decreased $1.2 million, or less than 1%, to $716.8 million for the year ended December 31, 2000, compared with $718.0 million for the year ended December 31, 1999. The decrease in total revenue is attributable to the following:

         Equipment Sales and Leasing Segment

         Equipment sales and leasing revenue increased $6.5 million, or 4.8% to $142.8 million, for the year ended December 31, 2000, compared with $136.3 million for the year ended December 31, 1999. Significant components of the overall increase were:

     o an increase in rental revenue of $9.6 million during the year ended December 31, 2000 primarily due to acquisitions since January 1, 1999 and same store rental growth; and



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     o   an increase in parts, service and supplies revenue of $2.0 million for the current year primarily due to increased demand for maintenance and repair work; partially offset by

     o a decrease of $5.1 million in new and used equipment sales due to increased demand from customers for rentals as compared to purchases.

         Hospitality Segment

         Hospitality revenue increased $25.4 million, or 10.3%, to $272.2 million for the year ended December 31, 2000, compared with $246.8 million for the year ended December 31, 1999. Significant components of the overall increase were:

     o increased revenues at Sonoma Mission Inn and Spa in the amount of $11.0 million which can be attributed to the 30 additional guest rooms completed in April 2000, the return of 20 rooms in January 2000 which were taken out of commission in February 1999 to house a temporary spa during the construction of the 30,000 square foot full-service spa, as well as increased rates in the current year as compared to discounted rates used in the prior year during the construction period;

     o increased revenues of $5.6 million from the Renaissance Hotel, which was first leased by Crescent Operating in June 1999;

     o increased revenues of $9.3 million from Ventana Inn and Spa, Canyon Ranch - Tucson and Canyon Ranch - Lenox due primarily to increased rates; and

     o increased revenues of $2.1 million from the Denver Marriott due primarily to increased occupancy during 2000; partially offset by

     o decreased revenues at the Four Seasons Hotel in Houston of $2.7 million due to the sale of the hotel by Crescent Real Estate on November 3, 2000.

         Land Development Segment

         Land development revenue, which represents revenue from Desert Mountain Development and COPI Colorado prior to the elimination of the minority interests, decreased $33.1 million, or 9.9%, to $301.8 million for the year ended December 31, 2000, compared with $334.9 million for the year ended December 31, 1999. Significant components of the overall decrease were:

     o a $62.4 million decrease in revenue from Desert Mountain Development for the year ended December 31, 2000 primarily due to fewer home and lot sales as compared to the prior year; partially offset by

     o a $29.3 million increase in revenue from COPI Colorado which can be attributed to (i) a $21.8 million increase in real estate sales primarily due to the sale of two parcels of land associated with the Riverfront Park project in Denver, Colorado, (ii) an $8.9 million increase in property management revenue due to acquisitions during the first half of 2000, (iii) a $1.5 million increase in transportation revenue due to improved snow conditions in December 2000 resulting in a higher number of skiers as compared to the prior year, partially offset by (iv) a $2.9 million decrease in service station revenue due to the sale of this property in June 2000.

         Operating Expenses.

         Total operating expenses decreased $6.9 million, or 1.0%, to $697.2 million for the year ended December 31, 2000, compared with $704.1 million for the year ended December 31, 1999. The decrease in operating expenses is attributable to the following:




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

         Equipment Sales and Leasing Segment

         Equipment sales and leasing expenses increased $9.5 million, or 7.2%, to $141.1 million for the year ended December 31, 2000, compared with $131.6 million for the year ended December 31, 1999. Significant components of the overall increase were:

      o an $8.1 million increase in rental expenses due mainly to an increase in rental inventory resulting in increased depreciation expense for the year ended December 31, 2000; and

      o a $3.4 million increase in operating expenses due primarily to acquisitions since January 1, 1999 and to the startup of the Fort Worth location in late 1999; partially offset by

      o a $2.1 million decrease in new and used equipment expenses as a result of a decrease in new and used equipment sales.

         Hospitality Segment

         Hospitality expenses increased $30.1 million, or 12.3%, to $275.6 million for the year ended December 31, 2000, compared with $245.5 million for the year ended December 31, 1999. Significant components of the overall increase were:

      o increased rent and expenses associated with Sonoma Mission Inn and Spa in the amount of $11.1 million due to the completion of capital projects agreed to by the landlord. With the completion of these projects, contractual rent increased by $1.9 million from $6.3 million to $8.2 million in January 2000;

      o increased rent and expenses in the amount of $8.2 million associated with the Renaissance Hotel, which was first leased by Crescent Operating in June 1999, due to the completion of capital projects agreed to by the landlord. With the completion of these projects, contractual rent increased by $2.6 million from $0.7 million to $3.3 million;

      o additional rent and expenses in the amount of $11.3 million consistent with increased revenues generated by certain of the hotel operations as a result of increased rates and occupancy; partially offset by

      o decreased rent and expenses associated with the Four Seasons Hotel in Houston in the amount of $3.3 million due to the sale of the hotel on November 3, 2000.

         Land Development Segment

         Land development expenses, which primarily represent operating costs incurred by Desert Mountain Development and COPI Colorado prior to the elimination of the minority interests, decreased $48.1 million, or 14.8%, to $276.3 million for the year ended December 31, 2000, compared with $324.4 million for the year ended December 31, 1999. Significant components of the overall decrease were:

      o a $77.8 million decrease in expenses incurred by Desert Mountain Development during the year ended December 31, 2000 due primarily to lower costs associated with decreased home and lot sales; partially offset by

      o a $29.4 million increase in expenses incurred by COPI Colorado which can be attributed to higher costs associated with increased real estate and property management revenues, in addition to higher transportation costs due to higher fuel prices and startup costs associated with additional services.



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         Corporate General and Administrative Expenses.

         Corporate general and administrative expenses increased $1.6 million, or 61.5%, to $4.2 million for the year ended December 31, 2000, compared with $2.6 million for the year ended December 31, 1999. These expenses consisted of general corporate overhead costs, such as legal and accounting costs, insurance costs and corporate salaries. The increase over prior year is primarily attributable to (i) costs of approximately $0.5 million incurred in connection with proceedings in bankruptcy court and litigation outside of bankruptcy court arising from Crescent Operating's ownership interest in CBHS, (ii) professional fees of approximately $0.6 million incurred in connection with the proposed restructuring of Crescent Operating and (iii) transaction costs of approximately $0.5 million incurred by Crescent Operating in conjunction with the negotiation, execution and termination of the asset purchase agreement with CBHS. Crescent Operating expects to incur additional litigation expenses in the future in defending against claims made as a result of Crescent Operating's ownership interest in CBHS. Although management cannot quantify these future expenses due to the unpredictable nature of litigation, management believes at this time that such expenses are not likely, in the aggregate, to become material to Crescent Operating as a whole. See "Description of Crescent Operating's Business - Legal Proceedings" for more information.

         Investment Income.

         Investment income increased $0.4 million or 21.1%, to $2.3 million for the year ended December 31, 2000, compared with $1.9 million for the year ended December 31, 1999. Significant components of the overall increase were:

      o the gain on sale of HCAC in the amount of $1.6 million; partially offset by

      o a decrease in gain on sale of CS I and CS II of $0.7 million as compared to a gain of $1.5 million for the year ended December 31, 1999;

      o no recognition of income of $0.2 million from the investment in Hicks Muse as it was sold in 1999; and

      o no gain on sale from the Corporate Arena of $0.2 million recognized for the year ended December 31, 1999.

         Equity in Earnings of Unconsolidated Subsidiaries.

         Equity in earnings of unconsolidated subsidiaries increased $7.0 million or 36.8%, to $26.0 million for the year ended December 31, 2000, compared with $19.0 million for the year ended December 31, 1999. Significant components of the overall increase were:


      o an increase in equity in income of The Woodlands Land Development Company, L.P. in the amount of $8.9 million; and


      o an increase in equity in loss of AmeriCold Logistics in the amount of $3.7 million partially due to holding the investment for a full year as compared to ten months in the prior year as well as increased labor costs; and

      o a decrease in equity in income of CRDI projects in the amount of $1.2 million.

         Other (Income) Expense.

         Other (income) expense decreased $13.1 million, or 48.7%, to $13.8 million for the year ended December 31, 2000, compared with $26.9 million for the year ended December 31, 1999. The decrease is



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
primarily attributable to the gain on the lease buyout related to the sale of the Four Seasons in the amount of $18.3 million, partially offset by an increase in interest expense in the amount of $5.5 million for the year ended December 31, 2000, resulting from:

      o an increase in outstanding indebtedness in connection with acquisitions; partially offset by

      o a decrease in interest expense of approximately $2.0 million at Desert Mountain Development due to decreased indebtedness.

         Minority Interests.

         Minority interests increased $11.9 million, or 84.4%, to $26.0 million for the year ended December 31, 2000, compared to $14.1 million for the year ended December 31, 1999. Minority interests consist of the non-voting interests in the land development segment and in CRL Investments.

         Income Tax Provision (Benefit).

         Income tax provision of $11.7 million for the year ended December 31, 2000 represents an increase of $15.2 million from the year ended December 31, 1999. Income tax provision consisted of a $4.9 million benefit at the corporate level, a $3.8 million benefit for the equipment sales and leasing segment and a $2.5 million benefit for the temperature-controlled logistics segment, offset by a $17.9 million provision for the land development segment and a $5.0 million provision for the hospitality segment.

         Crescent Operating generally provides for taxes using a 40% effective rate on Crescent Operating's share of income or loss. Management continues to evaluate its ability to realize the deferred tax assets quarterly by assessing the need for a valuation allowance. An inability of Crescent Operating to execute business plans for certain of Crescent Operating's segments could affect the ultimate realization of the deferred tax assets.

LIQUIDITY AND CAPITAL RESOURCES


         Recognizing that cash flow from its assets would not provide Crescent Operating with adequate capital to meet its requirements during 2000 and 2001, Crescent Operating, during the first quarter of 2000, extended certain payment obligations by reaching agreements with Crescent Real Estate to defer until February 2001 payments on certain of Crescent Operating's obligations to Crescent Real Estate otherwise scheduled to be made in 2000. During 2001, Crescent Operating and Crescent Partnership agreed to modify certain debt agreements, subject to the consummation of the proposed restructuring transactions, to (i) defer principal and interest payments until the earlier of December 31, 2001 or the close of the transaction contemplated by the Purchase Agreement and (ii) cease the accrual of interest on certain debt instruments as of May 1, 2001. Because the transactions contemplated by the Purchase Agreement were not consummated, the condition was not met, and the modifications became ineffective. In addition, in August 2001, November 2001 and again in March 2002, with an effective date of December 2001, Crescent Operating modified the due date of its line of credit with Bank of America to be August 15, 2002. In August 2002, the maturity date of Crescent Operating's line of credit with Bank of America was further extended to January 15, 2003, and Crescent Operating agreed to prepay interest for that time period in the amount of $0.3 million.


         In addition, the recession, magnified by the September 11, 2001 terrorist attacks, has placed significant pressure on Crescent Operating's ability to meet its obligations as they come due. Consequently, Crescent Operating and its operating units have defaulted in the payment of their obligations owed to Crescent Real Estate and Crescent Partnership. Based upon current and reasonably



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

forecasted operating results, Crescent Operating will not be able to pay all of its obligations as they come due. In addition, Crescent Operating's auditors report included on the consolidated financial statements included in its 2001 Annual Report on Form 10-K expressed substantial doubt about Crescent Operating's ability to continue to operate as a going concern.

         In February 2002, Crescent Operating was notified by Crescent Real Estate that Crescent Operating's obligations to Crescent Real Estate were in default. Moreover, Crescent Real Estate announced that it would seek to enforce collection by foreclosure or otherwise of its claims against Crescent Operating and its operating units as quickly as possible. Crescent Operating was unable to repay the debts to Crescent Real Estate as to which a default had been declared. Crescent Operating did not have sufficient liquidity to pay its liabilities on a current basis. In light of these factors, Crescent Operating entered into the Settlement Agreement with Crescent Real Estate.


         The Settlement Agreement significantly restricts Crescent Operating's ability to access capital resources. Among other things, the Settlement Agreement limits Crescent Operating's ability to incur additional indebtedness, incur liens, pay dividends or make certain other restrictive payments. Based on these restrictions in the Settlement Agreement and Crescent Operating's current financial condition, it is unlikely that Crescent Operating would have access to any third-party financing. In connection with the Settlement Agreement, Crescent Real Estate did provide Crescent Operating with a $3.2 million facility to provide liquidity during the pendency of the bankruptcy case. Pursuant to this facility, Crescent Real Estate will fund only Crescent Operating's out-of-pocket operating expenses during the bankruptcy. Even with this financing, it is unlikely that Crescent Operating will be able to fund its working capital requirements.


         Interest payments and rent payments due to Crescent Real Estate, accrued but deferred as of June 30, 2002, totaled approximately $8.3 million and $23.7 million, respectively, and as of December 31, 2001 totaled approximately $6.4 million and $41.2 million, respectively.

Three and Six Months ended June 30, 2002

         Cash Flows.

         Cash and cash equivalents include amounts from all consolidated subsidiaries, including subsidiaries not wholly owned. Changes, therefore, do not necessarily represent increases or decreases in cash directly available to Crescent Operating.

         Cash and cash equivalents were $6.0 million and $13.9 million at June 30, 2002 and December 31, 2001, respectively. See "Note 1. Organization and Basis of Presentation," included in the Financial Statements of Crescent Operating for the six months ended June 30, 2002. The 56.8% decrease is attributable to $12.4 million and $0.3 million of cash used in investing and financing activities, respectively, partially offset by $4.9 million of cash provided by operating activities.

         Operating Activities.

         Net cash flows provided by operating activities for the six months ended June 30, 2002 were $4.9 million compared with net cash used in operating activities of $107.7 million for the six months ended June 30, 2001. Crescent Operating's inflow of cash provided by operating activities of $4.9 million was primarily attributable to inflows from:

      o  net income of $13.8 million;




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

      o  a decrease in accounts receivable of $5.3 million; and

      o an increase in accounts payable and accrued expenses - Crescent Real Estate of $2.3 million.

         The inflow of cash provided by operating activities was partially offset by outflows from:

      o  an increase in prepaid expenses and current assets of $0.5 million; and

      o  an increase in inventories of $0.2 million.

         Investing Activities.

         Net cash flows used in investing activities for the six months ended June 30, 2002 were $12.4 million compared with net cash used in investing activities of $14.1 million for the six months ended June 30, 2001. Crescent Operating's outflow of cash used in investing activities of $12.4 million was primarily attributable to outflows from:

      o disposition of business interests, net of cash transferred of $15.8 million.

         The outflow of cash used in investing activities was partially offset by inflows from:

      o  net proceeds from the sale of property and equipment of $3.4 million.

         Financing Activities.

         Net cash flows used in financing activities for the six months ended June 30, 2002 were $0.3 million compared with net cash provided by financing activities of $96.9 million for the six months ended June 30, 2001. Crescent Operating's outflow of cash used in financing activities of $0.3 million was primarily attributable to outflow from:

      o  payments of all long-term debt of $2.9 million.

         The outflow of cash provided by financing activities was partially offset by inflows from:

      o  proceeds of all long-term debt of $2.7 million.

Year ended December 31, 2001


         Cash Flows.

         Cash and cash equivalents include amounts from all consolidated subsidiaries, including subsidiaries not wholly owned. Changes, therefore, do not necessarily represent increases or decreases in cash directly available to Crescent Operating.

         Cash and cash equivalents were $41.5 million and $62.1 million at December 31, 2001 and December 31, 2000, respectively. The 33.2% decrease is attributable to $14.2 million and $118.7 million of cash provided by investing and financing activities, respectively, partially offset by $153.4 million of cash used in operating activities.



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

         Operating Activities.

         Net cash flows used in operating activities for the year ended December 31, 2001 were $153.4 million compared with the net cash used in operating activities of $24.3 million and $9.4 million for the years ended December 31, 2000 and 1999, respectively. Crescent Operating's outflow of cash used in operating activities of $153.4 million was primarily attributable to outflows from:

      o  net loss of $78.1 million;

      o  an increase in real estate of $184.3 million; and

      o  a decrease in accounts payable and accrued expenses of $5.7 million.

         The outflow of cash used in operating activities was partially offset by:

      o increases in accounts payable and accrued expenses - Crescent Real Estate of $36.5 million;

      o  decrease in inventories of $15.8 million; and

      o  decrease in accounts receivable of $7.6 million.

         Investing Activities.

         Net cash flows provided by investing activities for the year ended December 31, 2001 were $14.2 million compared with the net cash provided by investing activities of $20.4 million and the net cash used in investing activities of $34.5 million for the years ended December 31, 2000 and 1999, respectively. Crescent Operating's inflow of cash provided by investing activities of $14.2 million was primarily attributable to inflows from:

      o distributions from investments of controlled subsidiaries of $41.0 million;

      o  proceeds from the sale of property and equipment of $22.6 million; and

      o net proceeds from sale and collection of notes receivable of $9.6 million.

         The inflow of cash provided by investing activities was partially offset by:

      o acquisitions of business interests by controlled subsidiaries of $17.7 million;

      o  purchases of property and equipment of $37.8 million; and

      o contributions to investments of controlled subsidiaries of $5.9 million.

         Financing Activities.

         Net cash flows provided by financing activities for the year ended December 31, 2001 were $118.7 million compared with the net cash provided by financing activities of $27.0 million and $40.1 million for the years ended December 31, 2000 and 1999, respectively. Crescent Operating's inflow of cash provided by financing activities of $118.7 million was primarily attributable to inflows from:

      o  proceeds of all long-term debt of $346.2 million; and

      o capital contributions attributable to minority interests of $4.5 million.

         The inflow of cash provided by financing activities was partially offset by:

      o  payments of all long-term debt of $200.3 million; and


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      o  distributions to minority interests of $31.7 million.

         Financing Attributable to Corporate and Wholly Owned Subsidiaries.

         As of December 31, 2001, financing instruments attributable to corporate and wholly owned subsidiaries were as follows:


      o During 2001, Bank of America extended the maturity date of Crescent Operating's $15.0 million unsecured bank line of credit from Bank of America, first from August 2001 to November 2001, then from November 2001 to the earlier of December 31, 2001 or the close of the Purchase Agreement, then in March 2002, with an effective date of December 31, 2001, from December 2001 to August 2002 and finally in August 2002, from August 2002 to January 2003. The line of credit bears interest at the LIBOR rate plus 1% per annum, payable monthly and all principal and unpaid interest on the line of credit is payable August 15, 2002. The $15.0 million available under the line of credit from Bank of America is fully drawn.


      o In connection with the formation and capitalization of Crescent Operating in the second quarter of 1997, Crescent Operating received approximately $14.1 million in cash from Crescent Partnership and Crescent Partnership loaned Crescent Operating approximately $35.9 million pursuant to a five-year term loan, maturing on May 8, 2002, of which approximately $16.2 million was outstanding as of December 31, 2001. The loan is a recourse loan that is collateralized, to the extent not prohibited by pre-existing arrangements, by a first lien on the assets which Crescent Operating now owns or may acquire in the future. The loan bears interest at the rate of 12% per annum, compounded quarterly, with required quarterly principal and interest payments limited by quarterly cash flow of Crescent Operating as defined in the applicable credit agreement.

      o Effective March 12, 1999, Crescent Operating agreed to make a permanent reduction in its $30.4 million 12% line of credit with Crescent Partnership commensurate with the proceeds from the sale of 80% of Crescent Operating's 2% interest in the temperature-controlled logistics partnerships. On March 12, 1999, Crescent Operating received $13.2 million of proceeds and correspondingly permanently reduced the availability under the line of credit from $30.4 million to $17.2 million. The line of credit bears interest at the rate of 12% per annum, compounded quarterly, payable on an interest-only basis during its term, which expires on the later of (i) May 21, 2002 or (ii) five years after the last draw under the line of credit (in no event shall the maturity date be later than June 2007). Draws may be made under the line of credit until June 22, 2002. The line of credit is a recourse obligation and amounts outstanding thereunder are collateralized, to the extent not prohibited by pre-existing arrangements, by a first lien on the assets which Crescent Operating now owns or may acquire in the future. The line of credit is cross-collateralized and cross-defaulted with Crescent Operating's other borrowings from Crescent Partnership. As of December 31, 2001, $20.2 million was outstanding under the line of credit.

      o Also effective March 12, 1999, Crescent Operating obtained from Crescent Partnership a $19.5 million line of credit bearing interest at a rate of 9% per annum. The line of credit is payable on an interest-only basis during its term, which expires in May 2002. The note is cross-collateralized and cross-defaulted with Crescent Operating's other borrowings from Crescent Partnership. Upon inception of this line of credit, Crescent Operating immediately borrowed the full $19.5 million with which it contributed approximately $15.5 million in connection with the formation of AmeriCold Logistics and used the remaining $4.0 million of proceeds to reduce the amount outstanding under the 12% line of credit with Crescent Partnership. As of December 31, 2001, $22.0 million was outstanding under the line of credit.


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


      o Crescent Operating funded its contribution to COPI Colorado using the proceeds from a $9.0 million term loan from Crescent Partnership. The loan bears interest at 12% per annum, with interest payable quarterly and the full original principal amount of $9.0 million, together with any accrued but unpaid interest, payable in May 2002. Crescent Operating's interest in COPI Colorado secures the loan, which is cross-collateralized and cross-defaulted with Crescent Operating's other borrowings from Crescent Partnership. As of December 31, 2001, $10.6 million was outstanding under the line of credit.

      o As a part of the acquisitions of E.L. Lester and Company and Harvey Equipment Center, Inc., Crescent Operating issued notes payable in the amount of $6.0 million and $1.2 million, respectively. The Lester and Harvey notes are payable in semi-annual principal and interest payments and bear interest at 7.5% and 8.0%, respectively. All principal and unpaid interest on the Harvey and Lester notes are due July 2002 and July 2003, respectively. The Lester note is collateralized by stock of E.L. Lester and Company. As of December 31, 2001, the outstanding balances on the Lester and Harvey notes were $2.5 million and $0.3 million, respectively.

      o Crescent Machinery has various equipment notes payable and floor plan notes under credit facilities which are collateralized by the equipment financed. The equipment notes are payable in monthly principal and interest payments and bear interest at 4.5% to 9.5% per annum and mature in 2002 due to defaults in payments. The floor plan notes do not bear interest, do not require monthly principal or interest payments and generally have terms ranging from three to twelve months. As of December 31, 2001, the outstanding balance on the equipment notes was $80.7 million and on the floor plan notes was $4.2 million. At December 31, 2001, Crescent Machinery was in default on its loans from commercial institutions because of its nonpayment of required principal payments with outstanding principal amounts under default by Crescent Machinery of $84.9 million at December 31, 2001.

         Subsequent to December 31, 2001, the following events occurred involving such financing instruments:

      o On February 15, 2002, Crescent Partnership purchased the Lester and Harvey notes from the note holders.

      o Due to its bankruptcy filing and to non-payment of required principal payments, Crescent Machinery is currently in default on its equipment financing notes. Outstanding principal amounts under default by Crescent Machinery totaled $84.9 million at December 31, 2001. On February 6, 2002, Crescent Machinery Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court in Fort Worth, Texas.

      o On February 13, 2002, Crescent Operating received notice from Crescent Partnership that it was in default on the 1997 term loan, the 1997 revolving loan, the AmeriCold loan and the COPI Colorado loan. On February 14, 2002, pursuant to the Settlement Agreement, Crescent Partnership foreclosed on certain collateral securing such loans, which had the effect of reducing the aggregate indebtedness from $76.2 million to $36.1 million.

         Financing Attributable to Non Wholly Owned Subsidiaries.

         As of December 31, 2001, financing instruments attributable to non wholly owned subsidiaries were as follows:

      o Desert Mountain Properties has a credit agreement with Crescent Partnership pursuant to which Crescent Partnership has advanced funds to Desert Mountain Properties through a "Junior Note". The Junior Note evidences a $60.0 million advance from Crescent Partnership to Desert Mountain Properties and accrues interest at 14% per annum. The principal and interest on the


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

         Junior Note is payable in quarterly installments, based on proceeds from the operations of Desert Mountain Properties. As of December 31, 2001, the outstanding balance of the Junior Note was $59.0 million.

      o Desert Mountain Properties entered into a $50.0 million credit facility with National Bank of Arizona in May 1998. The facility was amended in December 2001. The facility is comprised of (i) a $40.0 million line of credit available for vertical financing related to new home construction and bears an annual interest at the prime rate and (ii) a $10.0 million line of credit available for borrowings against certain notes receivable issued by Desert Mountain Properties and bears an annual interest rate of prime plus 1%. The credit facility expires November 2003 with interest payable monthly, collateralized by land owned by Desert Mountain Properties, deeds of trust on lots sold and home construction. As of December 31, 2001, the outstanding balance on the line of credit with National Bank of Arizona was $29.9 million.

      o Desert Mountain Properties has an unsecured promissory note payable to Crescent Partnership for $1.0 million. The note bears interest at 10%, with payments of interest due in quarterly installments. Payment of principal is due at the note's expiration of December 31, 2002.

      o CRDI has four lines of credit with Crescent Partnership. The first line of credit of $56.2 million bears interest at 11.5% per annum, compounded annually. Principal and interest payments are due as distributions from projects are received, as defined by the applicable agreement. The line of credit is due August 2004. As of December 31, 2001, $48.4 million was outstanding on the $56.2 million line of credit. The second line of credit of $100.0 million bears interest at 11.5% per annum, compounded annually. Principal and interest payments are due as distributions from projects are received, as defined by the applicable agreement. The line of credit is due September 2008. As of December 31, 2001, $72.3 million was outstanding on the $100.00 million line of credit. The third line of credit with Crescent Partnership for $40.0 million bears interest at 11.5% per annum. Principal and interest payments are due as distributions are received, as defined by the applicable credit agreement. The line of credit is due December 2006. As of December 31, 2001, $23.4 million was outstanding on the $40.0 million line of credit. The fourth line of credit with Crescent Partnership for $70.0 million bears interest at 11.5% per annum. Principal and interest payments are due as distributions are received, as defined by the applicable credit agreement. The line of credit is due December 2006. As of December 31, 2001, $36.6 million was outstanding on the $70.0 million line of credit. The lines of credit are collateralized by CRDI's interests in East West Resort Development partnerships, East West Resorts, LLC and other CRDI property. Generally, CRDI's loans with Crescent Partnership are cross-collateralized and cross-defaulted.

      o The operating entities in which CRDI invests have various construction loans for East West projects which are collateralized by deeds of trust, security agreements and a first lien on the assets conveyed. The notes are payable in monthly principal and interest payments and bear interest at 4.4% to 11.3% per annum. The notes mature between 2002 and 2003. As of December 31, 2001, the outstanding balance on these construction notes was $136.6 million in the aggregate.

      o CRL has a line of credit with Crescent Partnership in the amount of $7.0 million bearing interest at a rate of 12% per annum. The line of credit is due August 2003. The principal and interest are payable as CRL receives distributions pursuant to the CR License Operating Agreement and the CR Las Vegas Operating Agreement. The $7.0 million available under the line of credit was fully drawn as of December 31, 2001.

      o In July 2000, CRL obtained from Crescent Partnership a $0.2 million term note bearing interest at a rate of 12% per annum. The full original principal amount of $0.2 million, together with any accrued but unpaid interest is due August 2003. As of December 31, 2001, $0.2 million was outstanding on the note.

         In February and March 2002, in accordance with the Settlement Agreement, Crescent Operating transferred its equity interest in each of the debtors to Crescent Partnership.

         On a consolidated basis, this had an impact of transferring debt of $414.3 million at December 31, 2001 back to Crescent Partnership.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         At December 31, 2001, Crescent Operating had fixed and variable rate notes payable and lines of credit subject to market risk related to changes in interest rates, none of which were entered into for trading purposes. Crescent Operating endeavored to manage its market risk by attempting to match anticipated inflow of cash from its operating, investing and financing activities with anticipated outflow of cash to fund debt payments, investments and other cash requirements. Crescent Operating has not used derivative financial instruments to manage interest rate risk.

         As of December 31, 2001, Crescent Operating's subsidiaries had amounts outstanding under variable rate notes payable and lines of credit totaling $242.1 million, with a weighted average interest rate of 10.5% per annum. A hypothetical 10% increase in the weighted average interest rate on Crescent Operating's variable rate notes and lines of credit would cause a $2.5 million increase in interest expense and a decrease in Crescent Operating's earnings and cash flows of $0.7 million, based on the amount of variable rate debt outstanding as of December 31, 2001. Crescent Operating ceased either to own or to control such subsidiaries in February 2002 and thus ceased to have market interest rate exposure with respect to those instruments.

         As of December 31, 2001, Crescent Operating had amounts outstanding under fixed rate notes payable and lines of credit totaling $345.0 million, with a weighted average interest rate of 11.4% per annum. Hypothetically, if market interest rates were substantially lower than the rates on Crescent Operating's fixed rate notes and credit lines, Crescent Operating would be able to reduce interest expense if it were able to prepay and/or refinance those instruments. However, as explained elsewhere in this proxy statement/prospectus, Crescent Operating is unable to prepay or refinance any of those instruments, either because Crescent Operating in February 2002 ceased either to own or to control subsidiaries holding such instruments or because such instruments have matured due to Crescent Operating's payment default.


         Since December 31, 2001, there have been no material changes to the information regarding market risk.


                        CRESCENT REAL ESTATE MANAGEMENT'S
                      DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

         You should read this section in conjunction with the selected financial data and the consolidated financial statements and the accompanying notes in and the Financial Statements of Crescent Real Estate, respectively, of this proxy statement/prospectus. Historical results and percentage relationships set forth in these Items and this section should not be taken as indicative of future operations of Crescent Real Estate.

RECENT DEVELOPMENTS


         For a description of events that have occurred subsequent to December 31, 2001, see "- Liquidity and Capital Resources - Recent Developments" below.


SEGMENT INFORMATION


         The economic slowdown in the third quarter of 2001, combined with the events of the September 11, 2001 have had an adverse impact on resort/hotel operations and lot sales primarily at the Desert Mountain residential development property. However, the office property portfolio, which represents approximately 60% of total assets, continues to be stable with same-store weighted average occupancy in excess of 89% and average remaining lease term of approximately five years at June 30, 2002. Although management does not expect full recovery of these investment segments in the near-term, Crescent Real Estate remains committed to its fundamental investment segments.

         The following sections include information for each of Crescent Real Estate's investment segments for the three and six months ended June 30, 2002 and the year ended December 31, 2001.


Office Segment


         Crescent Real Estate owned or had an interest in 74 office properties as of December 31, 2001 and 74 office properties (including three retail properties) as of June 30, 2002.

         The following tables show the same-store net operating income growth for the approximately 25.4 million square feet of office property space owned as of December 31, 2001 and the approximately 25.7 million square feet of office property space owned as of June 30, 2002. These amounts exclude approximately
1.5 million square feet of office property space at Bank One Center, in which Crescent Real Estate owns a 50% equity interest, approximately 1.0 million square feet of office property space at Four Westlake Park and Bank One Tower, in each of which Crescent Real Estate has a 20% equity interest, 0.1 million square feet of office property space at Avallon IV, which was completed during the year ended December 31, 2001, and, with respect to the June 30, 2001 and 2002 data, approximately 0.1 million square feet of space at Cedar Springs Plaza, which was sold on January 18, 2002.



                               FOR THE THREE MONTHS ENDED JUNE 30,        FOR THE SIX MONTHS ENDED JUNE 30,
                             ----------------------------------------   ---------------------------------------
                                                       PERCENTAGE/                                PERCENTAGE/
                                                      POINT INCREASE                             POINT INCREASE
                               2002          2001       (DECREASE)       2002          2002        (DECREASE)
                             -------       -------    --------------    -------       -------    --------------

(IN MILLIONS)
Same-store Revenues          $ 140.6       $ 141.3          (0.5)%      $ 281.9       $ 279.6           0.8%
Same-store Expenses            (64.5)        (64.0)          0.8%        (131.4)       (127.6)          3.0%
                             -------       -------       -------        -------       -------       -------

Net Operating Income         $  76.1       $  77.3          (1.5)%      $ 150.5       $ 152.0          (1.0)%
                             =======       =======       =======        =======       =======       =======
Weighted Average
Occupancy                       89.6%         92.6%      (3) pts           89.8%         92.6%      2.8 pts
                             -------       -------       -------        -------       -------       -------

                                        FOR THE YEAR ENDED DECEMBER 31,
                                   ---------------------------------------
                                                             PERCENTAGE/
                                                            POINT INCREASE
                                    2001          2000        (DECREASE)
                                   -------       -------    --------------

(IN MILLIONS)
Same-store Revenues                $ 552.5       $ 519.9           6.3%
Same-store Expenses                 (250.1)       (229.3)          9.1%
                                   -------       -------       -------

Net Operating Income               $ 302.4       $ 290.6           4.1%
                                   =======       =======       =======
Weighted Average
Occupancy                             92.3%         91.8%       0.5 pt
                                   -------       -------       -------

         The following tables show renewed or re-leased leasing activity and the percentage increase of leasing rates for signed leases compared to expiring leases at Crescent Real Estate's office properties owned as of the three and six months ended June 30, 2002 and the year ended December 31, 2001.


                                       FOR THE THREE MONTHS ENDED JUNE 30, 2002,
                              -------------------------------------------------------
                                                          EXPIRING        PERCENTAGE
                                 SIGNED LEASES             LEASES          INCREASES
                              -------------------    -------------------  -----------
Renewed or re-leased(1)         473,000 sq ft          473,000 sq ft          N/A
Weighted average full-
service rental rate(2)        $   22.09 per sq ft    $   21.55 per sq ft      3%
FFO annual net
effective rental rate(3) (4)  $   12.09 per sq ft    $   11.61 per sq ft      4%

                                        FOR THE SIX MONTHS ENDED JUNE 30, 2002,
                              ------------------------------------------------------------
                                                             EXPIRING          PERCENTAGE
                                  SIGNED LEASES               LEASES           INCREASES
                              ---------------------    ---------------------  ------------
Renewed or re-leased(1)         1,058,000 sq ft          1,058,000 sq ft.        N/A
Weighted average full-
service rental rate(2)        $     21.79 per sq ft    $     20.77 per sq ft     5%
FFO annual net
effective rental rate(3) (4)  $     11.99 per sq ft    $     11.02 per sq ft     9%

                                         FOR THE YEAR ENDED DECEMBER 31, 2001
                               -----------------------------------------------------------
                                                                              PERCENTAGE
                                    SIGNED LEASES          EXPIRING LEASES     INCREASES
                               ---------------------     ------------------   ------------
Renewed or re-leased(1)          1,890,000 sq ft                 N/A              N/A
Weighted average full-
service rental rate(2)         $     23.67 per sq ft     $  20.21 per sq ft       17%
FFO annual net
effective rental rate(3) (4)   $     14.70 per sq ft     $  11.21 per sq ft       31%

----------

(1)      All of which have commenced or will commence during the next 12 months.

(2) Including free rent, scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(3) Calculated as weighted average full-service rental rate minus operating expenses.


(4) Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, effective January 1, 2000, and as used herein, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP measure and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. For a more detailed definition and description of FFO and comparisons to GAAP measures, see " - Liquidity and Capital Resources - Funds from Operations" below.




Resort/Hotel Segment


         Crescent Real Estate owned nine hotel properties as of June 30, 2002 and December 31, 2001.

         The following table shows same-store net operating income, weighted average occupancy, average daily rate and revenue per available room/guest for the Crescent Real Estate hotel properties for the three and six months ended June 30, 2002 and the years ended December 31, 2001 and 2000.



                                                     FOR THE THREE MONTHS ENDED JUNE 30,    FOR THE SIX MONTHS ENDED JUNE 30,
                                                   --------------------------------------   -----------------------------------
                                                                              PERCENTAGE/                           PERCENTAGE/
                                                                                POINT                                 POINT
UPSCALE BUSINESS-CLASS HOTELS                        2002          2001        DECREASE       2002         2001       CHANGE
------------------------------------------------   --------      --------     -----------   --------      --------  -----------
Same-Store NOI (in thousands) ..................   $  5,752      $  5,897         (2) %     $ 16,523      $ 17,853        (7)%
Weighted average occupancy .....................         63%           65%        (2) pts         69%           72%       (3) pts
Average daily rate .............................   $    456      $    480         (5) %     $    488      $    494        (1)%
Revenue per available room/guest night .........   $    280      $    304         (8) %     $    329      $    349        (6)%
                                                   --------      --------      --------     --------      --------    ------

                                             FOR THE THREE MONTHS ENDED JUNE 30,        FOR THE SIX MONTHS ENDED JUNE 30,
                                           --------------------------------------     ------------------------------------
                                                                      PERCENTAGE/                              PERCENTAGE/
LUXURY AND DESTINATION FITNESS RESORTS                                   POINT                                    POINT
AND SPAS                                     2002         2001         DECREASE         2001          2000       CHANGE
--------------------------------------     --------      --------     -----------     --------      --------   -----------
Same-Store NOI (in thousands) ........     $  5,609      $  5,224             7%      $  9,961      $ 10,439       (5)%
Weighted average occupancy ...........           75%           72%            3 pts         70%           72%      (2)pts
Average daily rate ...................     $    118      $    122            (3)%     $    117      $    122       (4)%
Revenue per available room/guest .....     $     89      $     88             1%      $     82      $     88       (7)%


                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------
                                                                              PERCENTAGE/
                                                                                 POINT
UPSCALE BUSINESS-CLASS HOTELS                      2001          2000           CHANGE
-----------------------------                    --------      --------       -----------
Same-Store NOI (in thousands)(1) ...........     $ 20,165      $ 22,157            (9)%
Weighted average occupancy .................           71%           75%           (4) pts
Average daily rate .........................     $    118      $    116             2%
Revenue per available room/guest night .....     $     83      $     86            (3)%
                                                 --------      --------        ------

(1) Excludes the Four Seasons Hotel -- Houston, which was sold on November 3, 2000.

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------
                                                                              PERCENTAGE/
LUXURY AND DESTINATION FITNESS                                                   POINT
RESORTS AND SPAS                                   2001          2000          DECREASE
------------------------------                   --------      --------       -----------
Same-Store NOI (in thousands) ..............     $ 29,451      $ 36,837           (20)%
Weighted average occupancy .................           69%           79%          (10)pts
Average daily rate .........................     $    470      $    442             6%
Revenue per available room/guest ...........     $    318      $    340            (6)%


         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating. As a result, the subsidiaries of Crescent Real Estate became the lessees of these Crescent Real Estate hotel properties. Crescent Real Estate fully consolidated the operations of the eight hotel properties beginning on the date of the transfers.





         CR License, LLC and CRL Investments, Inc.

         As of December 31, 2001, Crescent Real Estate had a 28.5% interest in CR License, LLC, the entity which owns the right to the future use of the "Canyon Ranch" name. Crescent Real Estate also had a 95% economic interest, representing all of the non-voting common stock, in CRL Investments, Inc., which has an approximately 65% economic interest in the Canyon Ranch Spa Club in the Venetian Hotel in Las Vegas, Nevada.


         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, pursuant to a strict foreclosure, Crescent Operating's 1.5% interest in CR License and 5.0% interest, representing all of the voting stock, in CRL Investments. As a result, as of June 30, 2002, Crescent Real Estate had a 30.0% interest in CR License, the entity which owns the right to the future use of the "Canyon Ranch" name. Crescent Real Estate also had a 100% economic interest, representing all of the common stock in CRL Investments, which has a approximately 65% economic interest in the Canyon Ranch Spa Club in the Venetian Hotel in Las Vegas, Nevada.

Residential Development Segment





         As of June 30, 2002, Crescent Real Estate owned or had economic interests in five residential development corporations. The residential development corporations in turn, through joint ventures or partnership arrangements, own interests in 22 residential development properties. The residential development corporations are responsible for the continued development and the day to day operations of the residential development properties.

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, pursuant to a strict foreclosure, Crescent Operating's voting interests in three of the residential development corporations, specifically The Woodlands Land Company, Desert Mountain Development Corporation and CRDI. Crescent Real Estate fully consolidated the operations of the three residential development corporations beginning on the dates of the asset transfers.

         The Woodlands Land Development Company, L.P. and The Woodlands Commercial Properties Company, The Woodlands, Texas:

         The following tables show residential lot sales at an average price per lot and commercial land sales at an average price per acre for the three and six months ended June 30, 2002 and 2001 and the year ended December 31, 2001 and 2000.



                                           FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                                    JUNE 30,                      JUNE 30,
                                           --------------------------   -------------------------
                                              2002            2001          2002           2001
                                           ----------      ----------    ----------     ----------
Residential lot sales                             285             483           512            864
Average sales price per lot                $   72,000      $   86,000    $   63,000     $   78,000
Commercial land sales                        18 acres        74 acres      52 acres       77 acres
Average sales price per acre               $  464,000      $  324,000    $  340,000     $  329,000



                                           FOR THE YEAR ENDED
                                               DECEMBER 31,
                                      ------------------------------
                                          2001               2000
                                      ------------      ------------
Residential lot sales                        1,718             2,033
Average sales price per lot           $     72,000      $     62,000
Commercial land sales                     94 acres         124 acres
Average sales price per acre          $    337,000      $    308,000




      o Average sales price per lot decreased by $15,000, or 19% due to fewer higher priced lots sold primarily from the Carlton Woods development in the six months ended June 30, 2002, compared to the same period 2001. Average sales price per lot increased by $10,000, or 16%, due to a product mix of higher priced lots from the Carlton Woods development in the year ended December 31, 2001, compared to the same period in 2000.

      o Carlton Woods is The Woodlands' new upscale residential development. It is a gated community consisting of 491 lots located around a Jack Nicklaus signature golf course. As of December 31, 2001, 213 lots had sold at prices ranging from $0.1 million to $1.0 million per lot, or an average price of $343,000 per lot. As of June 30, 2002, 230 lots had been sold at prices ranging from $0.1 million to $2.2 million per lot, or an average price of $348,000 per lot. Additional phases within Carlton Woods are expected to be marketed to the public over the next two years.

      o Future buildout of The Woodlands is estimated at approximately 12,570 residential lots and approximately 1,607 acres of commercial land, of which approximately 1,671 residential lots and 980 acres are currently in inventory.





Desert Mountain Properties Limited Partnership, Scottsdale, Arizona:


The following tables show residential lot sales at an average price per lot for the three and six months ended June 30, 2002 and 2001 and the years ended December 31, 2001 and 2000.


                                    FOR THE THREE MONTHS ENDED        FOR THE SIX MONTHS ENDED
                                              JUNE 30,                          JUNE 30,
                                   -----------------------------     -----------------------------
                                       2002             2001             2002              2001
                                   ------------     ------------     ------------     ------------
Residential lot sales                        25               23               48               42
Average sales price per lot(1)     $    794,000     $  1,029,000     $    735,000     $    841,000

                                         FOR THE YEAR ENDED
                                            DECEMBER 31,
                                      -------------------------
                                         2001            2000
                                      ---------       ---------
Residential lot sales                        86             178
Average sales price per lot (1)       $ 688,000       $ 619,000

----------
(1)      Including equity golf memberships.

      o With the higher priced residential lots being completed during the latter phases of development at Desert Mountain, the average sales price per lot increased by $69,000, or 11%, for the year ended December 31, 2001, as compared to the same period in 2000. As a result of product mix and a decline in the economy combined with the events of September 11, 2001, the number of lot sales decreased to 86 lots for the year ended December 31, 2001, as compared to 178 lots for the same period in 2000.


      o Approved future buildout is estimated to be approximately 210 to 434 residential lots, of which approximately 123 are currently in inventory.





Crescent Resort Development, Inc., formerly Crescent Development Management Corp., Beaver Creek, Colorado:


         The following tables show total active projects, residential lot and residential unit sales, commercial land sales and average sales price per lot and unit.

                                                     FOR THE THREE MONTHS                   FOR THE SIX MONTHS
                                                        ENDED JUNE 30,                        ENDED JUNE 30,
                                              ---------------------------------      --------------------------------
                                                   2002               2001                2002              2001
                                              -------------       -------------      -------------      -------------
Active projects                                          15                  12                 15                 12
Residential lot sales                                   155                  72                159                 74
Residential unit sales:
Townhome sales                                            1                   4                  2                  8
Single-family home sales                                 --                  --                 --                 --
Equivalent timeshare unit sales                           3                 - -                  8                 --
Condominium sales                                        38                   3                196                 12
Commercial land sales                                    --                  --                 --                 --
Average sale price per residential lot        $      61,000       $      48,000      $      60,000      $      54,000
Average sale price per residential unit       $ 1.1 million       $ 1.7 million      $     624,000      $ 1.5 million
Average sales price per time share unit       $ 1.3 million                  --      $ 1.3 million                 --



                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                              ---------------------------------
                                                   2001               2000
                                              -------------       -------------
Active projects                                          14                  12
Residential lot sales                                   181                 343
Residential unit sales:
Townhome sales                                           11                  19
Single-family home sales                                 --                   5
Equivalent timeshare unit sales                          11                 - -
Condominium sales                                       109                  26
Commercial land sales                              -- acres             9 acres
Average sale price per residential lot        $      73,000       $     136,000
Average sale price per residential unit       $ 1.0 million       $ 1.6 million
Average sales price per time share unit                 N/A                 N/A



      o Average sales price per lot decreased by $63,000, or 46%, and average sales price per unit decreased $0.6 million, or 38%, due to lower priced product mix sold in the year ended December 31, 2001, as compared to the same period in 2000. Average sales price per unit decreased $0.9 million, or 60%, due to lower priced product mix sold in the six months ended June 30, 2002, as compared to the same period in 2001.





Temperature Controlled Logistics Segment


         As of December 31, 2001 and June 30, 2002 Crescent Real Estate held a 40% interest in the temperature-controlled logistics partnership, which owns AmeriCold Corporation, which directly or indirectly owns the 89 Crescent Real Estate temperature-controlled logistics properties, with an aggregate of approximately 445.2 million cubic feet, or 17.7 million square feet, of warehouse space. The business operations associated with the Crescent Real Estate temperature-controlled logistics properties are owned by AmeriCold Logistics, which is owned 60% by Vornado Operating, L.P. and 40% by a subsidiary of Crescent Operating. Crescent Real Estate has no interest in Americold Logistics.


         AmeriCold Logistics, as sole lessee of the Crescent Real Estate temperature-controlled logistics properties, leases the temperature-controlled logistics properties from AmeriCold Corporation under three triple-net master leases, as amended. On February 22, 2001, AmeriCold Corporation and AmeriCold Logistics agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146.0 million, the adjustment of the rental obligation for 2002 to $150.0 million (plus contingent rent in certain circumstances), the increase of AmeriCold Corporation's share of capital expenditures for the maintenance of the properties from $5.0 million to $9.5 million (effective January 1, 2000) and the extension of the date on which deferred rent was required to be paid to December 31, 2003.


         In the first quarter of 2000, AmeriCold Logistics started to experience a slowing in revenue growth from the previous year. This was primarily due to customers focusing more interest on inventory management in an effort to improve operating performance. Starting in 2000 and continuing into 2001, AmeriCold Logistics has seen consolidation among retail and food service channels begin to significantly limit the ability of manufacturers to pass along cost increases by raising prices. Because of this, manufacturers are focused on supply chain cost reduction initiatives (such as inventory management, transportation and distribution) in an effort to improve operating performance. In the second and third quarters of 2000, AmeriCold Logistics deferred a portion of its rent payments in accordance with the terms of the leases of the temperature-controlled logistics properties. For the three months ended June 30, 2000, AmeriCold Corporation recorded a valuation allowance for a portion of the rent that had been deferred during that period, and for the three months ended September 30, 2000 recorded a valuation allowance for 100% of the rent that had been deferred during the three months ended September 30, 2000 and has continued to record a valuation allowance for 100% of the deferred rent prospectively. These valuation allowances resulted in a decrease in the equity in net income of Crescent Real Estate in AmeriCold Corporation. AmeriCold Corporation had not recorded a valuation allowance with respect to rent deferred by AmeriCold Logistics prior to the quarter ended June 30, 2000, because the financial condition of AmeriCold Logistics prior to that time did not indicate the inability of AmeriCold Logistics ultimately to make the full rent payments. As a result of continuing net losses and the increased amount of deferred rent, AmeriCold Corporation determined that the collection of additional deferred rent was doubtful.

         AmeriCold Logistics deferred $25.5 million of rent for the year ended December 31, 2001, of which Crescent Real Estate's share was $10.2 million. AmeriCold Logistics also deferred $19.0 million and $5.4 million of rent for the years ended December 31, 2000 and 1999, respectively, of which Crescent Real Estate's share was $7.5 million and $2.1 million, respectively. In December 2001, AmeriCold Corporation waived its rights to collect $39.8 million of the total $49.9 million of deferred rent, of which Crescent Real Estate's share was $15.9 million. AmeriCold Corporation and Crescent Real Estate began to recognize rental income when earned and collected during the year ended December 31, 2000 and continued this accounting treatment for the year ended December 31, 2001; therefore, there was no financial statement impact to AmeriCold Corporation or to Crescent Real Estate related to the AmeriCold Corporation's decision in December 2001 to waive collection of deferred rent.

         AmeriCold Logistics deferred $9.3 million of the total $68.9 million of rent payable for the six months ended June 30, 2002. Crescent Real Estate's share of the deferred rent was $3.7 million. Crescent Real Estate recognizes rental income when earned and collected and has not recognized the $3.7 million of deferred rent in equity in net income of AmeriCold Corporation for the six months ended June 30, 2002.

         The following table shows the total, and Crescent Real Estate's portion of, deferred rent and valuation allowance rent at December 31, 2001, 2000 and 1999 and for the six months ended June 30, 2002.



                                  DEFERRED RENT          VALUATION ALLOWANCE           WAIVED RENT
                              ---------------------     ---------------------     ---------------------
                                TOTAL     COMPANY'S                 COMPANY'S                 COMPANY'S
(in millions)                  PORTION     PORTION       TOTAL       PORTION       TOTAL       PORTION
                              --------    ---------     --------    ---------     --------    ---------

FOR THE YEAR
ENDED DECEMBER 31,
1999                          $    5.4     $    2.1     $     --     $     --     $     --     $     --
2000                              19.0          7.5         16.3          6.5           --           --
2001                              25.5         10.2         25.5         10.2         39.8         15.9
                              --------     --------     --------     --------     --------     --------
BALANCE AT
DECEMBER 31, 2001             $   49.9     $   19.8     $   41.8     $   16.7     $   39.8     $   15.9
                              --------     --------     --------     --------     --------     --------
FOR THE SIX
MONTHS ENDED JUNE
30, 2002                      $    9.3     $    3.7     $    9.3     $    3.7           --           --
                              --------     --------     --------     --------     --------     --------
                              $   19.4     $    7.6     $    9.3     $    3.7           --           --
                              ========     ========     ========     ========     ========     ========



(1) Represents the rental obligation (excluding the effect of straight-lining rents and deferred rent) of AmeriCold Logistics.

         AmeriCold Corporation completed the acquisition of one facility in the first quarter of 2001 for $10.0 million and completed the construction of one facility in the third quarter of 2001 for $15.8 million, representing a total of approximately 8.5 million cubic feet (0.2 million square feet.)

Behavioral Healthcare Segment

         During 1999, Crescent Real Estate's investment segments included a behavioral healthcare segment. As of December 31, 1999, the behavioral healthcare segment consisted of 88 behavioral healthcare properties in 24 states, all of which were leased to Charter Behavioral Health Systems, or CBHS, and its subsidiaries under a triple-net master lease. During the year ended December 31, 1999, Crescent Real Estate received cash rental payments of approximately $35.3 million from CBHS. However, during 1999, CBHS's business was negatively affected by many factors, including adverse industry conditions, and CBHS failed to perform in accordance with its operating budget. In the third quarter of 1999 CBHS was unable to meet its rental obligation to Crescent Real Estate. In the third quarter of 1999, Crescent Real Estate, Crescent Operating, Magellan and CBHS commenced a recapitalization of CBHS. As part of this recapitalization, Crescent Real Estate commissioned an independent public accounting firm to assist in the evaluation of alternatives related to CBHS, which included an appraisal of the behavioral healthcare properties.




         The following financial statement charges were made with respect to Crescent Real Estate's investment in the behavioral healthcare properties in the third quarter of 1999:

      o CBHS rent was reflected on a cash basis beginning in the third quarter of 1999 due to the uncertainty that CBHS would be able to fulfill its rental obligations under the lease.;

      o Crescent Real Estate wrote-off the rent that was deferred according to the CBHS lease agreement from the commencement of the lease in June of 1997 through June 30, 1999. The balance written-off totaled $25.6 million;

      o Crescent Real Estate wrote-down its behavioral healthcare real estate assets by approximately $103.8 million to a book value of $245.0 million;

      o Crescent Real Estate wrote-off the book value of warrants to purchase common shares of Magellan of $12.5 million;

      o Crescent Real Estate recorded approximately $15.0 million of additional expense to be used by CBHS as working capital; and

      o Crescent Real Estate ceased recording depreciation expense in the beginning of November of 1999 on the behavioral healthcare properties that were classified as held for disposition.

         On February 16, 2000, CBHS and all of its subsidiaries that were subject to the master lease with Crescent Real Estate filed voluntary Chapter 11 bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware.

         During the year ended December 31, 2000, payment and treatment of rent for the behavioral healthcare properties was subject to a rent stipulation agreed to by certain of the parties involved in the CBHS bankruptcy proceeding. Crescent Real Estate received approximately $15.4 million in rent and interest from CBHS during the year ended December 31, 2000. Crescent Real Estate also completed the sale of 60 behavioral healthcare properties previously classified as held for disposition during the year ended December 31, 2000 (contained in Net Investment in Real Estate). The sales generated approximately $233.7 million in net proceeds and a net gain of approximately $58.6 million for the year ended December 31, 2000. During the year ended December 31, 2000, Crescent Real Estate recognized an impairment loss of approximately $9.3 million on the behavioral healthcare properties held for disposition. This amount represents the difference between the carrying values and the estimated sales prices less the costs of the sales. At December 31, 2000, the carrying value of the 28 behavioral healthcare properties classified as held for disposition was approximately $68.5 million (contained in Net Investment in Real Estate). Depreciation has not been recognized since the dates the behavioral healthcare properties were classified as held for sale.


         Crescent Real Estate received approximately $6.0 million in repayment of a working capital loan from CBHS during the year ended December 31, 2001. Crescent Real Estate also completed the sale of 18 behavioral healthcare properties previously classified as held for disposition during the year ended December 31, 2001. The sales generated approximately $34.7 million in net proceeds and a net gain of approximately $1.6 million for the year ended December 31, 2001. During the year ended December 31, 2001, Crescent Real Estate recognized an impairment loss of approximately $8.5 million on the behavioral healthcare properties held for disposition. This amount represents the difference between the carrying values and the estimated sales prices less the costs of the sales.

         As of June 30, 2002, Crescent Real Estate owned 9 behavioral healthcare properties, all of which were classified as held for sale. The carrying value of the behavioral healthcare properties at June 30, 2002 was approximately $25.0 million. During the three months ended June 30, 2002, Crescent Real Estate recognized an impairment charge of approximately $0.6 million on one of the behavioral healthcare properties held for sale. This amount represents the difference between the carrying value and the estimated sales price less costs of the sale for this property. Depreciation expense has not been recognized since the dates the behavioral healthcare properties were classified as held for sale. Crescent Real Estate has entered into contracts or letters of intent to sell three behavioral healthcare properties and is actively marketing for sale the remaining six behavioral healthcare properties. The sales of these behavioral healthcare properties are expected to close within the year.

RESULTS OF OPERATIONS

         The following tables show Crescent Real Estate's financial data as a percentage of total revenues for the three and six months ended June 30, 2002 and 2001 and the three years ended December 31, 2001, 2000 and 1999 and the variance in dollars between the three and six months ended June 30, 2002 and 2001 and between the years ended December 31, 2001 and 2000 and the years ended December 31, 2000 and 1999. See "Note 6. Segment Reporting" included in the Financial Statements of Crescent Real Estate for the six months ended June 30, 2002 (unaudited) and "Note 3. Segment Reporting" included in the Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) for financial information about investment segments.

                                                FINANCIAL DATA AS A PERCENTAGE OF TOTAL   FINANCIAL DATA AS A PERCENTAGE OF TOTAL
                                                   REVENUES FOR THE THREE MONTHS ENDED         REVENUES FOR THE SIX MONTHS ENDED
                                                               JUNE 30,                                      JUNE 30,
                                                ---------------------------------------   ---------------------------------------
                                                    2002                       2001            2002                       2001
                                                ------------               ------------   ------------               ------------
REVENUES
   Office properties                                    50.2%                      82.2%          55.4%                      84.0%
   Resort/Hotel properties                              19.0                        8.5           17.9                        8.7
   Residential Development Property                     30.1                         --           25.9                         --
   Interest and other income                             0.7                        9.3            0.8                        7.3
                                                ------------               ------------   ------------               ------------
    TOTAL REVENUES                                     100.0%                     100.0%         100.0%                     100.0%
                                                ------------               ------------   ------------               ------------

EXPENSES
  Office Property operating expenses                    22.3%                      35.3%          25.0%                      36.2%
  Resort/Hotel Property expense                         15.0                         --           12.9                         --
  Residential Development Property expense              27.3                         --           23.2                         --
  Corporate general and administrative                   1.9                        3.6            2.3                        3.3
  Interest expense                                      16.4                       24.8           17.2                       25.7
  Amortization of deferred financing costs               1.0                        1.2            1.0                        1.3
  Depreciation and amortization                         12.5                       16.1           13.4                       16.5
  Impairment and other charges related to
  real estate assets                                      --                        7.0             --                        4.2
                                                ------------               ------------   ------------               ------------
    TOTAL EXPENSES                                      96.4%                      88.0%          95.0%                      87.2%
                                                ------------               ------------   ------------               ------------

OPERATING INCOME                                         3.6%                      12.0%           5.0%                      12.8%
                                                ------------               ------------   ------------               ------------

OTHER INCOME
Equity in net income of unconsolidated
    companies:
    Office properties                                    0.5%                       0.6%           0.5%                       0.6%
    Residential development properties                   2.2                        5.1            3.6                        5.6
    Temperature-controlled logistics
    properties                                          (0.1)                       0.9           (0.1)                       1.2
    Other                                               (0.2)                      (0.3)          (0.9)                       0.3
                                                ------------               ------------   ------------               ------------
    TOTAL EQUITY IN NET INCOME FROM
    UNCONSOLIDATED COMPANIES                             2.4%                       6.3%           3.1%                       7.7%

   Gain on property sales, net                            --                       (0.3)            --                       (0.1)
                                                ------------               ------------   ------------               ------------

TOTAL OTHER INCOME AND EXPENSE                           2.4%                       6.0%           3.1%                       7.6%
                                                ------------               ------------   ------------               ------------
INCOME BEFORE MINORITY INTERESTS, INCOME
TAXES, DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
PRINCIPLE                                                6.0%                      18.0%           8.1%                      20.4%

   Minority interests                                   (1.8)                      (4.4)          (2.5)                      (4.9)
   Income tax benefit                                   (0.2)                        --            0.8                         --
                                                ------------               ------------   ------------               ------------

INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF A CHANGE IN AN
ACCOUNTING PRINCIPAL                                     4.0%                      13.6%           6.4%                      15.5%

   Discontinued operations - income and gain
   on assets sold and held for sale                      0.2                         --            0.7                         --
   Cumulative effect of a change in
   accounting principal                                   --                         --           (2.0)                        --
   Extraordinary item - extinguishment of
   debt                                                   --                       (5.7)            --                       (2.9)
                                                ------------               ------------   ------------               ------------

NET INCOME                                               4.2%                       7.9%           5.1%                      12.6%

   6 3/4% Series A Preferred Share
   distributions                                        (1.5)                      (1.8)          (1.5)                      (1.8)
   9 1/2% Series B Share distributions                  (0.3)                        --           (0.2)                        --
                                                ------------               ------------   ------------               ------------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS              2.4%                       6.1%           3.4%                      10.8%
                                                ============               ============   ============               ============

                                                                                  TOTAL VARIANCE IN DOLLARS BETWEEN
                                                                               ----------------------------------------
                                                                               THREE MONTHS ENDED      SIX MONTHS ENDED
                                                                                JUNE 30, 2001 AND     JUNE 30, 2001 AND
                                                                                       2002                  2002
                                                                               ------------------     -----------------
REVENUES
   Office properties                                                                 $   (13.9)          $   (23.2)
   Resort/Hotel properties                                                                37.4                59.9
   Residential Development Property                                                       85.0               133.1
   Interest and other income                                                             (15.8)              (22.6)
                                                                                     ---------           ---------
    TOTAL REVENUES                                                                   $    92.7           $   147.2
                                                                                     ---------           ---------

EXPENSES
  Office Property operating expenses                                                 $    (4.0)          $    (4.4)
  Resort/Hotel Property expense                                                           42.2                66.1
  Residential Development Property expense                                                77.0               119.2
  Corporate general and administrative                                                    (1.6)              (0.40)
  Interest expense                                                                        (0.3)               (5.6)
  Amortization of deferred financing costs                                                 0.4                 0.3
  Depreciation and amortization                                                            4.9                 8.7
  Impairment and other charges related to real estate assets                             (13.2)              (15.3)
                                                                                     ---------           ---------
    TOTAL EXPENSES                                                                   $   105.4           $   168.6
                                                                                     ---------           ---------

OPERATING INCOME                                                                     $   (12.7)          $   (21.4)
                                                                                     ---------           ---------

OTHER INCOME
Equity in net income of unconsolidated companies:
    Office properties                                                                $     0.2           $     0.5
    Residential development properties                                                    (3.6)               (1.8)
    Temperature-controlled logistics properties                                           (2.0)               (5.1)
    Other                                                                                  0.2                (5.7)
                                                                                     ---------           ---------
    TOTAL EQUITY IN NET INCOME FROM UNCONSOLIDATED COMPANIES                         $    (5.2)          $   (12.1)

   Gain on property sales, net                                                             0.7                 0.4
                                                                                     ---------           ---------

    TOTAL OTHER INCOME AND EXPENSE                                                   $    (4.5)          $   (11.7)
                                                                                     ---------           ---------
INCOME BEFORE MINORITY INTERESTS, INCOME TAXES, DISCONTINUED
    OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
    PRINCIPLE                                                                        $   (17.2)          $   (33.1)

   Minority interests                                                                      3.3                 5.0
   Income tax benefit                                                                     (0.4)                3.9
                                                                                     ---------           ---------

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF
A CHANGE IN AN ACCOUNTING PRINCIPAL                                                  $   (14.3)          $   (24.2)

   Discontinued operations - income and gain on assets sold
   and held for sale                                                                       0.5                 3.6
   Cumulative effect of a change in accounting principal                                    --               (10.5)
   Extraordinary item - extinguishment of debt                                            10.8                10.8
                                                                                     ---------           ---------

NET INCOME                                                                           $    (3.0)          $   (20.3)

   6 3/4% Series A Preferred Share distributions                                          (0.9)               (0.8)
   9 1/2% Series B Preferred Share distributions                                          (1.0)               (1.0)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                          $    (4.9)          $   (22.1)
                                                                                     =========           =========

                                                        FINANCIAL DATA AS A PERCENTAGE OF
                                                         TOTAL REVENUES FOR THE YEAR ENDED     TOTAL VARIANCE IN DOLLARS BETWEEN
                                                                  DECEMBER 31,                     THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------  ---------------------------------
                                                                                                        (IN MILLIONS)
                                                         2001          2000            1999    2001 AND 2000       2000 AND 1999
                                                       --------       --------       --------  -------------       -------------
REVENUES
   Office properties                                       87.6%          84.3%          82.2%      $    4.6          $   (8.4)
   Resort/Hotel properties                                  6.6           10.1            8.8          (26.4)              6.9
   Interest and other income                                5.8            5.6            9.0           (0.1)            (26.3)
                                                       --------       --------       --------       --------          --------
    TOTAL REVENUES                                        100.0%         100.0%         100.0%      $  (21.9)         $  (27.8)
                                                       --------       --------       --------       --------          --------

EXPENSES

  Operating expenses                                       37.7%          34.7%          34.3%      $   13.3          $   (7.0)
  Corporate general and administrative                      3.5            3.4            2.2            0.2               7.8
  Interest expense                                         26.4           28.5           25.9          (20.8)             11.2
  Amortization of deferred financing costs                  1.3            1.3            1.4           (0.2)             (0.8)
  Depreciation and amortization                            18.0           17.2           17.6            2.4              (7.8)
  Settlement of merger dispute                               --             --            2.0             --             (15.0)
  Impairment and other charges related to
  real estate assets                                        3.6            2.5           24.1            7.4            (161.0)
  Impairment and other charges related to
  Crescent Operating                                       13.5             --             --           92.8                --
                                                       --------       --------       --------       --------          --------
    TOTAL EXPENSES                                        104.0%          87.6%         107.5%          95.1            (172.6)
                                                       --------       --------       --------       --------          --------

OPERATING (LOSS) INCOME                                    (4.0)%         12.4%          (7.5)%     $ (117.0)         $  144.8

OTHER INCOME
Equity in net income of unconsolidated companies:
    Office properties                                       0.9            0.4            0.7            2.9              (2.1)
    Residential development properties                      5.9            7.5            5.8          (12.5)             10.6
    Temperature-controlled logistics properties             0.2            1.1            2.0           (6.3)             (7.6)
    Other                                                   0.4            1.6            0.7           (8.6)              6.5
                                                       --------       --------       --------       --------          --------
    TOTAL EQUITY IN NET INCOME FROM
    UNCONSOLIDATED COMPANIES                                7.4%          10.6%           9.2%      $  (24.5)         $    7.4

   Gain on property sales, net                              0.6           19.3             --         (133.0)            137.5
                                                       --------       --------       --------       --------          --------

    TOTAL OTHER INCOME AND EXPENSE                          8.0%          29.9%           9.2%      $ (157.5)         $  144.9
                                                       --------       --------       --------       --------          --------
(LOSS) INCOME BEFORE MINORITY INTERESTS,
    EXTRAORDINARY ITEM AND DISCONTINUED
    OPERATIONS                                              4.0%          42.3%           1.7%      $ (274.5)         $  289.7

   Minority interests                                      (3.1)          (7.1)          (0.3)          29.5             (48.6)
                                                       --------       --------       --------       --------          --------

NET (LOSS) INCOME BEFORE EXTRAORDINARY
ITEM AND DISCONTINUED OPERATIONS                            0.9%          35.2%           1.4%      $ (245.0)         $  241.1

   Extraordinary item - extinguishment of
   debt                                                    (1.6)          (0.5)            --           (6.9)             (3.9)
    Discontinued Operations                                  --            0.1            0.1           (0.9)               --
                                                       --------       --------       --------       --------          --------

NET (LOSS) INCOME                                          (0.7)%         34.8%           1.5%      $ (252.8)         $  237.2

   6 3/4% Series A Preferred Share
   distributions                                           (1.9)          (1.9)          (1.8)            --                --
   Share repurchase agreement return                         --           (0.4)          (0.1)           2.9              (2.3)
   Forward share purchase
   agreement return                                          --             --           (0.6)            --               4.3
                                                       --------       --------       --------       --------          --------

NET (LOSS) INCOME AVAILABLE TO COMMON
    SHAREHOLDERS                                           (2.6)%         32.5%          (1.0)%     $ (249.9)         $  239.2
                                                       ========       ========       ========       ========          ========

Three Months Ended June 30, 2002 as Compared to Three Months Ended June 30, 2001

         Revenues.

         Total revenues increased $92.7 million, or 49.0%, to $281.9 million for the quarter ended June 30, 2002, as compared to $189.2 million for the quarter ended June 30, 2001. The components of the increase are:

      o an increase in residential development property revenue of $85.0 million due to the consolidation of three residential development corporations beginning on February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its share of earnings under the equity method); and

      o an increase in hotel property revenue of $37.4 million due to the consolidation of the operations of eight of the resort/hotel properties beginning on February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recognized lease payments related to these properties); partially offset by

      o a decrease in interest and other income of $15.8 million primarily attributable to:

         o the collection of $5.0 million from Charter Behavioral Healthcare Systems, LLC, or CBHS, in 2001 on a working capital loan that was previously expensed in conjunction with the recapitalization of CBHS;

         o  gain recognized on marketable securities of $6.0 million; and

         o development fee and lease commission revenue from Five Houston Center office property of $1.7 million received in the second quarter 2001; and

      o a decrease in Crescent Real Estate office property revenue of $13.9 million primarily due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001.

         Expenses.

         Total expense increased $105.4 million, or 63.3%, to $271.8 million for the three months ended June 30, 2002, as compared to $166.4 million for the three months ended June 30, 2001. The primary components of this increase are:

      o an increase in residential development property expense of $77.0 million due to the consolidation of three residential development corporations beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its share of earnings under the equity method); and

      o an increase in Crescent Real Estate hotel property expense of $42.2 million due to the consolidation of the operations of eight of the hotel properties beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recognized lease payments related to these properties) partially offset by

      o a decrease due to the recognition in the second quarter of 2001 of $13.2 million due to the impairment charges relating to the behavioral healthcare properties of $1.2 million and the impairment of $12.0 million relating to the conversion of Crescent Real Estate's preferred interest in Metropolitan Partners, LLC into common shares of Reckson Associates Realty Corp.; and

      o a decrease in office property operating expense of $4.0 million primarily due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001.

         Other Income and Expense.

         Other income decreased $4.5 million, or 39.8%, to $6.8 million for the three months ended June 30, 2002, as compared to $11.3 million for the three months ended June 30, 2001, as a result of:

      o a decrease in equity in net income of unconsolidated companies of $5.2 million, primarily due to the consolidation of three residential development corporations beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its interests in the residential development corporations under the equity method); partially offset by

      o an increase due to the recognition in 2001 of a $0.7 million loss on property sales.

         Income Tax Expense.

         Crescent Real Estate recognized consolidated income tax expense of $0.4 million for the three months ended June 30, 2002, primarily related to hotel and residential development operations. Because these operations were not consolidated for the three months ended June 30, 2001, no consolidated income tax expense was recognized for that period.

         Discontinued Operations.

         The income from discontinued operations from assets sold and held for sale increased $0.5 million, or 500.0%, to $0.6 million for the three months ended June 30, 2002, compared to $0.1 million for the three months ended June 30, 2001. This increase is primarily due to:

      o a gain on disposals of $1.7 million, net of minority interest, primarily due to the sale of two consolidated office properties in the Woodlands in the second quarter 2002; partially offset by

      o an impairment charge of $1.0 million in the second quarter 2002, related to the Washington Harbour II land held for sale, representing the difference between the carrying value and the estimated sales price less costs of the sale for this land.

         Extraordinary Item.

         In May 2001, $10.8 million of deferred financing costs were written-off due to the early extinguishment of Crescent Real Estate's credit facility with UBS. The recognition of the write-off was treated as an Extraordinary Item for the three months ended June 30, 2001. No such event or write-off occurred during the three months ended June 30, 2002.

SEGMENT ANALYSIS

Office Segment



                                          FOR THE THREE MONTHS ENDED
                                                    JUNE 30,                    VARIANCE
                                          --------------------------      ------------------------
(IN MILLIONS)                               2002              2001            $              %
                                          ---------         --------      ---------      ---------
Office Property Revenue                   $  141.5          $  155.4        (13.9)          -8.9
Office Property Operating Expense             62.8              66.8         (4.0)          -6.0
Equity in Earnings of Unconsolidated
office properties                              1.5               1.2          0.3           25.0



         The components of the decrease in office property revenues are as follows:

      o decreased revenue of $12.3 million due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001; and

      o decreased other revenue of $1.7 million primarily related to a decrease in lease termination fees.

         The primary components of the decrease in office property operating expense are as follows:

      o decreased expenses of $4.4 million due to the disposition of five office properties in 2001 and the contribution of two office Properties to joint ventures in 2001; and

      o decreased office property utility expense of $3.3 million due to lower rates as a result of a one-year energy contract effective beginning in first quarter of 2002 for certain Texas properties; partially offset by

      o increased operating expenses of $3.7 million attributable to security, insurance and the timing of repairs and maintenance and increased administrative expenses.

Resort/Hotel Segment

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight hotel properties leased to subsidiaries of Crescent Operating. The financial statements reflect the consolidation of the operations for these eight hotel properties for the period February 14, 2002 through June 30, 2002. Revenues prior to February 14, 2002 represent lease payments to Crescent Real Estate.



                                      FOR THE THREE MONTHS ENDED
                                              JUNE 30,                       VARIANCE
                                      --------------------------     ----------------------
(IN MILLIONS)                           2002              2001           $             %
                                      --------          --------     --------      --------
Resort/Hotel Property Revenue         $   53.5          $   16.1
Resort/Hotel Property Expense            (42.2)               --
                                      --------          --------     --------      --------
Net Operating Income                  $   11.3          $   16.1         (4.8)           30
                                      ========          ========     ========      ========



         The decrease in hotel property net operating income is primarily due to the consolidation of the operations of eight of the hotel properties in 2002 as compared to the recognition of lease payments from these properties in 2001. In addition net operating income decreased as a result of the following:

      o decreases in occupancy from 65% to 63% and decreases in revenue per available room from $304 to $280 (7.9% decrease) at the luxury and destination fitness resorts and spas.

Residential Development Segment

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's voting interests in three of the residential development corporations: The Woodlands Land Company, Desert Mountain Development Corp. and CRDI. Crescent Real Estate fully consolidated the operations of the three residential development corporations beginning on the dates of the asset transfers.



                                                        FOR THE THREE MONTHS ENDED
                                                                 JUNE 30,                            VARIANCE
                                                       ------------------------------     ------------------------------
(IN MILLIONS)                                              2002              2001              $                 %
                                                       ------------      ------------     ------------      ------------
Residential Development Property Revenue               $       85.0      $         --
Residential Development Property Expense                      (77.0)               --

Depreciation/Amortization                                      (1.9)               --
Equity in net income of Unconsolidated
    Residential Development Properties                          6.2               9.7
Minority Interests                                             (1.2)               --
Income Tax Provision                                           (1.6)               --
                                                       ------------      ------------     ------------      ------------
Operating Results                                      $        9.5      $        9.7     $      (0.02)            -2.1%
                                                       ============      ============     ============      ============



         The primary components of the decrease in residential development property net operating income are:

      o lower lot and commercial land sales of $5.0 million at the Woodlands Land Company; and

      o a change in presentation of capitalized interest of $2.6 million, due to consolidation of Desert Mountain Development Corp. and CRDI; partially offset by

      o higher lot and unit sales of $6.9 million at CRDI and Desert Mountain Development Corp.

Temperature-Controlled Logistics Segment



                                                         FOR THE THREE MONTHS ENDED
                                                                  JUNE 30,                          VARIANCE
                                                       ------------------------------     ------------------------------
(IN MILLIONS)                                              2002              2001              $                 %
                                                       ------------      ------------     ------------      ------------
Equity in earnings (loss) of unconsolidated
Temperature-Controlled Logistics Properties            $       (0.4)     $        1.6     $       (2.0)          -125.0%



         The decrease in equity in earnings of unconsolidated temperature-controlled logistics properties is primarily due to Crescent Real Estate's $2.5 million portion of deferred rent recorded in the second quarter of 2002 compared with the Crescent Real Estate's $1.5 million portion of deferred rent recorded in the second quarter of 2001, and $1.6 million related to the change in base rent recognition from straight-line to seasonal for the year.

Six Months Ended June 30, 2002 as Compared to Six Months Ended June 30, 2001

         Revenues.

         Total revenues increased $147.2 million, or 40.1%, to $514.2 million for the six months ended June 30, 2002, as compared to $367.0 million for the six months ended June 30, 2001. The components of the increase are:

      o an increase in residential development property revenue of $133.1 million due to the consolidation of three residential development corporations beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its share of earnings under the equity method); and

      o an increase in hotel property revenue of $59.9 million due to the consolidation of the operations of eight of the hotel properties beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recognized lease payments related to these properties); partially offset by

      o a decrease in office property revenue of $23.2 million primarily due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001; and

         o a decrease in interest and other income of $22.6 million, primarily due to:

         o the collection of $6.8 million from CBHS in 2001 on a working capital loan that was previously expensed in conjunction with the recapitalization of CBHS;

      o gain recognized on the sale of marketable securities of $6.5 million in the second quarter of 2001;

      o the recognition in 2001 of $2.8 million of interest income on Crescent Operating notes;

      o the recognition in 2001 of $1.8 million in lease commission and development fee revenue for Five Houston Center office property; and

      o a decrease in interest income of $1.5 million in 2002 related to lower escrow balances due to plaza renovations at an office property.

         Expenses.

         Total expense increased $168.6 million, or 52.7%, to $488.6 million for the six months ended June 30, 2002, as compared to $320.0 million for the six months ended June 30, 2001. The primary components of this increase are:

      o an increase in residential development property expense of $119.2 million due to the consolidation of three residential development corporations beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its share of earnings under the equity method); and

      o an increase in hotel property expense of $66.1 million due to the consolidation of the operations of eight of the hotel properties beginning February 14, 2002, as a result of the Crescent

         Operating transaction (previously Crescent Operating recognized lease payments related to these properties); partially offset by

      o a decrease due to the recognition in 2001 of $15.3 million primarily due to impairment charges relating to behavioral healthcare properties of $3.4 million and the impairment of $12.0 million relating to the conversion of the Crescent Real Estate's preferred interest in Metropolitan Partners, LLC into common shares of Reckson Associates Realty Corp.;

      o a decrease in interest expense of $5.6 million primarily attributable to a decrease in the weighted average interest rate of 38 basis points (from 8.07% to 7.69%), or $4.5 million of interest expense, due to the debt refinancing in May of 2001 and lower LIBOR rates, and a decrease of $2.6 million attributable to a higher capitalized interest amount in 2002, partially offset by an increase of $1.0 million due to a $21.0 million increase in the average debt balance, from $2,398 million to $2,419 million; and

      o a decrease in office property operating expense of $4.4 million primarily due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001.

         Other Income and Expense.

         Other income decreased $11.7 million, or 41.9%, to $16.2 million for the six months ended June 30, 2002, as compared to $27.9 million for the six months ended June 30, 2001, primarily as a result of a decrease in equity in net income of unconsolidated companies of $12.1 million, primarily due to the $5.2 million impairment of an investment in DBL Holdings, Inc., and Crescent Real Estate's additional $2.1 million portion of AmeriCold Logistics' deferral of rent payable and the consolidation of three residential development corporations beginning February 14, 2002, as a result of the Crescent Operating transaction (previously Crescent Real Estate recorded its investment in the residential development corporations under the equity method).

         Income Tax Benefit.

         Crescent Real Estate's $3.9 million total consolidated income tax expense for the six months ended June 30, 2002 includes tax expense related to the operations of the hotel and residential development operations of $2.8 million, offset by a tax benefit of $6.7 million. The $6.7 million benefit results from the temporary difference between the financial reporting basis and the respective tax basis of the hotel leases acquired as part of Crescent Real Estate's agreement with Crescent Operating. This temporary difference will be reversed over an estimated five-year period, which is the remaining lease term of the hotel leases.

         Discontinued Operations.

         The income from discontinued operations from assets held for sale increased $3.6 million, or 1,800%, to $3.8 million for the six months ended June 30, 2002, compared to $0.2 million for the six months ended June 30, 2001. This increase is primarily due to:

      o a gain on disposals of $6.2 million, net of minority interest, attributable to the sales of the Cedar Springs Plaza office property and two office properties in the Woodlands in 2002; partially offset by

      o an impairment charge of $1.0 million in 2002, related to land held for development, now classified as held for sale. This amount represents the difference between the carrying value and the estimated sales price less costs of the sale for this property.

         Cumulative Effect of a Change in Accounting Principle.

         In conjunction with the implementation of SFAS No. 142, "Goodwill and Other Intangible Assets," Crescent Real Estate reported a cumulative effect of a change in accounting principle for the six months ended June 30, 2002, which resulted in a charge of $10.5 million. This charge is due to an impairment (net of minority interests and taxes) of the goodwill of AmeriCold Logistics and CRDI. No such impairment charge was recognized for the six months ended June 30, 2001.

         In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The statement is effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years. The adoption of this statement did not materially affect Crescent Real Estate's interim or annual financial statements; however, for the three and six months ended June 30, 2002, financial statement presentation was modified to report the results of operations, including any gains or losses recognized in accordance with this statement, and the financial position of Crescent Real Estate's real estate assets sold or classified as held for sale, as discontinued operations. As a result, Crescent Real Estate has reclassified certain amounts in prior period financial statements to conform with the new presentation requirements.

         Extraordinary Item.

         In May 2001, $10.8 million of deferred financing costs were written off due to the early extinguishment of Crescent Real Estate's credit facility with UBS. The recognition of the write-off was treated as an Extraordinary Item for the six months ended June 30, 2001. No such event or write-off occurred during the six months ended June 30, 2002.

           Office Segment.



                                                   FOR THE SIX MONTHS ENDED
                                                            JUNE 30,                         VARIANCE
                                                 -----------------------------     ------------------------------
(IN MILLIONS)                                        2002             2001              $                 %
                                                 ------------     ------------     ------------      ------------
Office Property Revenue                          $      285.0     $      308.2     $      (23.2)            -7.5%
Office Property Operating Expense                       128.6            133.0             (4.4)            -3.3%
Equity in Earnings of Unconsolidated
office properties                                         2.8              2.3              0.5              21.7%



         The primary components of the decrease in office property revenue are as follows:

      o decreased revenue of $24.5 million due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001; and

      o decreased other revenue of $1.2 million primarily related to a decrease in lease termination fees; partially offset by

      o increased revenue of $2.5 million primarily as a result of increased full-service weighted average rental rates attributable to renewals at the Houston Center office property.

      o The primary components of the decrease in office property operating expense are as follows:

      o decreased expenses of $8.7 million due to the disposition of five office properties in 2001 and the contribution of two office properties to joint ventures in 2001; and

      o decreased office property utility expense of $6.3 million due to lower rates as a result of a one-year energy contract effective beginning in first quarter of 2002 for certain Texas Properties; partially offset by

      o increased operating expenses of $5.0 million attributable to security and insurance and $5.3 million attributable to the timing of repairs and maintenance and increased administrative expenses.

Resort/Hotel Segment

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight hotel properties leased to subsidiaries of Crescent Operating. The financial statements reflect the consolidation of the operations for these eight hotel properties for the period February 14, 2002 through June 30, 2002. Revenues prior to February 14, 2002 represent lease payments to Crescent Real Estate.



                                             FOR THE SIX MONTHS ENDED
                                                      JUNE 30,                           VARIANCE
                                           ------------------------------     ------------------------------
(IN MILLIONS)                                  2002              2001              $                 %
                                           ------------      ------------     ------------      ------------

     Resort/Hotel Property Revenue         $       92.0      $       32.1
     Resort/Hotel Property Expense                (66.1)               --
                                           ------------      ------------     ------------      ------------
     Net Operating Income                  $       25.9      $       32.1             (6.2)            -19.3
                                           ============      ============     ============      ============



         The decrease in hotel property net operating income is primarily due to the consolidation of the operations of eight of the hotel properties in 2002 as compared to the recognition of lease payments from these properties in 2001. In addition, net operating income decreased as a result of the following:

      o decreases in occupancy from 72% to 69% and decreases in revenue per available room from $349 to $329 (5.7% decrease) at the luxury and destination fitness resorts and spas; and

      o decreases in occupancy from 72% to 70%, and revenue per available room from $88 to $82 (6.8% decrease) at the business-class hotels.

Residential Development Segment

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, pursuant to a strict foreclosure, Crescent Operating's voting interests in three of the residential development corporations: The Woodlands Land Company, Desert Mountain Development Corp. and CRDI. Crescent Real Estate fully consolidated the operations of the three residential development corporations beginning on the dates of the asset transfers.



                                                    FOR THE SIX MONTHS ENDED
                                                            JUNE 30,                           VARIANCE
                                                 ------------------------------     -----------------------------
(IN MILLIONS)                                        2002              2001              $                %
                                                 ------------      ------------     ------------     ------------
Residential Development Property Revenue         $      133.1      $         --
Residential Development Property Expense               (119.2)               --

Depreciation/Amortization                                (3.0)               --
Equity in net income of Unconsolidated
    Residential Development Properties                   18.7              20.4
Minority Interests                                       (2.6)               --
Income Tax Provision                                     (3.6)               --
                                                 ------------      ------------     ------------     ------------
Operating Results                                $       23.4      $       20.4     $        3.0             14.7%
                                                 ============      ============     ============     ============



         The primary components of the decrease in residential development property net operating income are:

      o higher lot and unit sales of $6.9 million at CRDI and Desert Mountain Development Corp. and $0.7 million due to the gain recognized on the disposition of two properties at the Woodlands; offset by lower lot and commercial land sales at the Woodlands Land Company; and

      o change in presentation of capitalized interest of $3.9 million, due to the consolidation of Desert Mountain Development Corp. and CRDI.

Temperature-Controlled Logistics Segment



                                                         FOR THE SIX MONTHS ENDED
                                                                  JUNE 30,                           VARIANCE
                                                       ------------------------------     ------------------------------
(IN MILLIONS)                                              2002              2001              $                 %
                                                       ------------      ------------     ------------      ------------
Equity in earnings (loss) of unconsolidated
Temperature-Controlled Logistics Properties            $       (0.7)     $        4.4     $       (5.1)           -115.9



          This decrease in equity in earning of unconsolidated temperature-controlled logistics properties is primarily due to Crescent Real Estate's $3.7 million portion of the deferred rent in the first half of 2002 compared with the Crescent Real Estate's $1.5 million portion of deferred rent in the first half of 2001, and $1.0 million related to the change in base rent recognition from straight-line to seasonal for the year.


Year Ended December 31, 2001, as Compared to 2000


         Revenues.

         Total revenues decreased $21.9 million, or 3.1%, to $692.0 million for the year ended December 31, 2001, as compared to $713.94 million for the year ended December 31, 2000. The primary components of the decrease in total revenues are discussed below.

         The increase in office property revenues of $4.6 million, or 0.8%, for the year ended December 31, 2001, as compared to the year ended December 31, 2000, is attributable to:

      o increased revenues of $31.5 million from the 70 consolidated office properties that Crescent Real Estate owned or had an interest in as of December 31, 2001, excluding the four office properties held for sale at December 31, 2001, primarily as a result of increased full-service weighted average rental rates (reflecting increases in both rental revenue and operating expense recoveries), and increased occupancy; and

      o increased other income of $4.2 million, primarily due to parking revenue; partially offset by

      o decreased revenues of $27.2 million due to the disposition of 11 office properties and four retail properties during 2000, compared to the disposition of five office properties and the joint ventures of two office properties during 2001; and

      o decreased lease termination fees (net of the write-off of deferred rent receivables) of $3.9 million, from $12.0 million for the year ended December 31, 2000, to $8.0 million for the year ended December 31, 2001.


         The decrease in Crescent Real Estate hotel property revenues of $26.4 million, or 36.6%, for the year ended December 31, 2001, as compared to the year ended December 31, 2000, is attributable to:

      o decreased revenues from the upscale business-class hotels of $8.1 million, due to the disposition of the Four Seasons Hotel -- Houston in November 2000;

      o decreased revenues of $6.3 million due to a decrease in rental income attributed to the softening of the economy and the events of September 11, 2001; and

      o decreased revenues of $12.0 million due to not recognizing revenue during the fourth quarter of 2001 under the leases with Crescent Operating.

         Expenses.


         Total expenses increased $95.1 million, or 15.2%, to $720.1 million for the year ended December 31, 2001, as compared to $625.0 million for the year ended December 31, 2000. The primary components of the increase in total expenses are discussed below.

         The increase in office property operating expenses of $13.3 million, or 5.4%, for the year ended December 31, 2001, as compared to the year ended December 31, 2000, is attributable to:

      o increased expenses of $24.4 million from the 70 consolidated office properties that Crescent Real Estate owned or had an interest in as of December 31, 2001, excluding the four office properties held for sale at December 31, 2001, primarily as a result of increased operating expenses for utilities of $7.8 million, taxes of $3.6 million and other increased operating expenses such as insurance, security, and technology initiatives of $13.3 million during the year ended December 31, 2001, as compared to the same period in 2000; partially offset by

      o decreased expenses of $11.1 million due to the disposition of 11 office properties and four retail properties during 2000, compared to the disposition of five office properties and the joint ventures of two office properties during 2001.


         The decrease in interest expense of $20.8 million, or 10.2%, for the year ended December 31, 2001, as compared to the same period in 2000, is primarily attributable to a decrease in the weighted average interest rate of 0.61%, or $14.0 million of interest expense, combined with a decrease in the average debt balance of $104.0 million, or $8.0 million of interest expense.


         The increase in impairment and other charges related to real estate assets of $7.4 million is due to:

      o the conversion of Crescent Real Estate's preferred member interest in Metropolitan Partners, LLC, or Metropolitan, into common stock of Reckson Associates Realty Corp., or Reckson, which resulted in an impairment charge of $11.8 million; partially offset by


      o a decrease in the impairment loss of $3.5 million, from $8.5 million in 2000 to $5.0 million in 2001, recognized on a fund which holds real estate and marketable securities, in which Crescent Real Estate has an interest; and

      o a decrease in the impairment of the behavioral healthcare properties of $0.9 million.

         The increase in impairment and other charges related to Crescent Operating of $92.8 million is due to the reduction in net assets of $74.8 million, primarily attributable to the write-down of debt and rental obligations of Crescent Operating to the estimated underlying collateral value of assets to be received from Crescent Operating, and estimated Crescent Operating bankruptcy costs to be funded by Crescent Real Estate of $18.0 million.

         Other Income.


         Other income decreased $157.5 million, or 73.9%, to $55.76 million for the year ended December 31, 2001, as compared to $213.2 million for the year ended December 31, 2000. This decrease is due to:


         The decrease in equity in net income of unconsolidated companies of $24.5 million, or 32.4%, for the year ended December 31, 2001, as compared to the same period in 2000, is primarily attributable to:

      o a decrease in equity in net income of unconsolidated Crescent Real Estate residential development properties of $12.5 million, or 24%, primarily attributable to lower lot sales at Desert Mountain during the year ended December 31, 2001, resulting in a decrease of $16.3 million; partially offset by higher unit sales at CRDI, resulting in an increase of $4.5 million;

      o a decrease in equity in net income of the Crescent Real Estate temperature-controlled logistics properties of $6.3 million, or 85%, due to the lease restructuring in 2001 and an increase in deferred rent of $9.2 million; and

      o a decrease in equity in net income of other unconsolidated properties of $8.6 million, or 75.0%, primarily attributable to lower earnings of $3.8 million from Metropolitan due to the conversion of Crescent Real Estate's preferred member interest into common stock of Reckson in May 2001, the $1.0 million write-off of Crescent Real Estate's investment in a retail distribution company and lower earnings from DBL Holdings, Inc., or DBL, of $1.7 million, due to an approximate $12.2 million return of investment received in March 2001; partially offset by

      o an increase in equity in net income of the unconsolidated office properties of $2.9 million, or 94.0%, primarily attributable to lower interest expense at one unconsolidated office property.


         The net decrease in gain on property sales of $133.0 million for the year ended December 31, 2001, as compared to the same period in 2000, is attributable to a decrease in net gains recognized primarily on office, hotel and behavioral healthcare property sales for the year ended December 31, 2001, as compared with the same period in 2000.


         Discontinued Operations.

         The income from discontinued operations from assets sold and held for sale decreased $0.9 million, or 100.0% for the year ended December 31, 2001, compared to $0.9 million for the year ended December 31, 2000. This decrease is primarily due to a decrease in net operating income of one office property for sale of approximately $1.3 million, partially offset by the increase in net operating income of three of the office properties held for sale of approximately $0.4 million.


         Extraordinary Items.

         The increase in extraordinary items of $6.9 million, or 176.9%, is attributable to the write-off of deferred financing costs related to the early extinguishment of the UBS Facility in May 2001 of $10.8 million, compared with the write-off of deferred financing costs related to the early extinguishment of the BankBoston Facility in February 2000 of $3.9 million.

Year Ended December 31, 2000, as Compared to 1999

         Revenues.


         Total revenues decreased $27.8 million, or 3.7%, to $713.8 million for the year ended December 31, 2000, as compared to $741.6 million for the year ended December 31, 1999.

         The decrease in office property revenues of $8.4 million, or 1.4%, for the year ended December 31, 2000, as compared to the same period in 1999, is attributable to:


      o decreased revenues of $38.0 million due to the disposition of 11 office properties and four retail properties during 2000, which contributed revenues during the full year of 1999, as compared to a partial year in 2000; partially offset by


      o increased revenues of $24.4 million from the 74 office properties owned as of December 31, 2000, excluding the four office properties held for sale at December 31, 2000, primarily as a result of increased weighted average full-service rental rates at these properties; and

      o  increased revenues of $5.2 million from lease termination fees.


         The increase in Crescent Real Estate hotel property revenues of $6.9 million, or 10.6%, for the year ended December 31, 2000, as compared to the same period in 1999, is attributable to:

      o increased revenues of $3.1 million at the luxury resorts and spas primarily due to an increase in percentage rents resulting from increased room revenue due to the 30-room expansion at the Sonoma Mission Inn & Spa that opened in April 2000;

      o increased revenues of $2.6 million at the business class hotels primarily due to (i) the reclassification of the Renaissance Houston Hotel from the office segment to the resort/hotel segment as a result of the restructuring of its lease on July 1, 1999, which resulted in $2.4 million of incremental revenues under the new lease and (ii) increased percentage rents due to higher room and occupancy rates at the Omni Austin Hotel, partially offset by (iii) decreased revenues of $1.2 million due to the disposition of one Crescent Real Estate hotel property during the fourth quarter of 2000, which contributed revenues during the full year of 1999, as compared to a partial year in 2000; and

      o increased revenues of $1.2 million at the destination fitness resorts and spas primarily due to an increase in percentage rents at the Canyon Ranch properties as a result of higher room rates.


         The decrease in interest and other income of $26.3 million, or 39.7%, for the year ended December 31, 2000, as compared to the same period in 1999, is primarily attributable to the recognition of rent from Charter Behavioral Health Systems, LLC, or CBHS, on a cash basis beginning in the third quarter of 1999, the filing of voluntary bankruptcy petitions by CBHS and its subsidiaries on February 16, 2000, and a rent stipulation agreed to by certain parties to the bankruptcy proceedings, which resulted in a reduction in Crescent Real Estate behavioral healthcare property revenues, which are included in interest and other income, to $15.4 million for the year ended December 31, 2000 as compared to $41.1 million for the same period in 1999.


         Expenses.


         Total expenses decreased $172.6 million, or 21.6%, to $625.0 million for the year ended December 31, 2000, as compared to $797.6 million for the year ended December 31, 1999.

         The decrease in office property operating expenses of $7.0 million, or 2.7%, for the year ended December 31, 2000, as compared to the same period in 1999, is attributable to:

      o decreased expenses of $17.1 million due to the disposition of 11 office properties and four retail properties during 2000, which incurred expenses during the full year of 1999, as compared to a partial year in 2000; partially offset by

      o increased expenses of $10.1 million from the 74 office properties owned as of December 31, 2000, excluding the four office properties held for sale at December 31, 2001, as a result of (i) increased general repair and maintenance expenses at these properties of $5.6 million and (ii) an increase in real estate taxes of $4.5 million.


         The increase in corporate general and administrative expense of $7.8 million, or 47.9%, for the year ended December 31, 2000, as compared to the same period in 1999, is primarily attributable to technology initiatives, employee retention programs, incentive compensation, and additional personnel.

         The increase in interest expense of $11.2 million, or 5.8%, for the year ended December 31, 2000, as compared to the same period in 1999, is primarily attributable to an increase in the weighted-average interest rate from 7.4% in 1999 to 8.4% in 2000, partially offset by a decrease in average debt balance outstanding from $2.6 billion in 1999 to $2.4 billion in 2000.


         The decrease in depreciation and amortization expense of $7.8 million, or 6.0%, for the year ended December 31, 2000, as compared to the same period in 1999, is primarily attributable to the cessation of the recognition of depreciation expense on office properties and the Crescent Real Estate behavioral healthcare properties from the dates they were classified as held for disposition.

An additional decrease in expenses of $176.8 million is primarily attributable to:


      o non-recurring costs of $15.0 million in connection with the settlement of litigation relating to the merger agreement entered into in January 1998 between Crescent Real Estate and Station Casinos, Inc. in the first quarter of 1999; and

      o a decrease of $169.5 million due to the $162.0 million impairment and other charges related to the Crescent Real Estate behavioral healthcare properties in the third quarter of 1999 and the $16.8 million impairment charge in the fourth quarter of 1999 on one of the office properties held for disposition as compared to the $9.3 million impairment related to the behavioral healthcare properties in the year ended December 31, 2000; partially offset by


      o an impairment loss of $8.5 million recognized in 2000 on a fund which primarily holds real estate investments and marketable securities, in which Crescent Real Estate has an interest.

         Other Income.

         Other income increased $144.9 million, or 212.2%, to $213.2 million for the year ended December 31, 2000, as compared to $68.3 million for the year ended December 31, 1999. The components of the increase in other income are discussed below.

         The increase in equity in unconsolidated companies of $7.4 million, or 10.8%, for the year ended December 31, 2000, as compared to the same period in 1999 is attributable to:


      o an increase in equity in net income of the residential development corporations of $10.6 million, or 24.7%, attributable to (i) an increase in average sales price per lot and an increase in membership conversion revenue at Desert Mountain, partially offset by a decrease in lot absorption, which resulted in an increase of $6.0 million in equity in net income to Crescent Real Estate; (ii) an increase in residential lot and commercial land sales and an increase in average sales price per lot at The Woodlands Land Development Company, L.P., partially offset by a decrease in average sales price per acre from commercial lands sales, which resulted in an increase of $5.9 million in equity in net income to Crescent Real Estate; and (iii) an increase in commercial acreage sales at CRDI, partially offset by a decrease in single family home sales, which resulted in an increase of $0.8 million in equity in net income to Crescent Real Estate; partially offset by
         (iv) a decrease in commercial land sales at Houston Area Development Corp., which resulted in a decrease of $2.1 million in equity in net income to Crescent Real Estate; and


      o an increase in equity in net income of the other unconsolidated companies of $6.5 million, or 127.5%, primarily as a result of (i) the dividend income attributable to the 7.5% per annum cash flow preference of Crescent Real Estate's $85.0 million preferred member interest in Metropolitan, which Crescent Real Estate purchased in May 1999; and
         (ii) an increase in the equity in earnings from DBL as a result of its investment in G2 Opportunity Fund, L.P., or G2 Opportunity Fund, which was made in the third quarter of 1999; partially offset by

      o a decrease in equity in net income of the temperature-controlled logistics partnership of $7.6 million, or 50.7%, resulting primarily from the recognition of a rent receivable valuation allowance for the year ended December 31, 2000 of $6.5 million; and

      o a decrease in equity in net income of the unconsolidated office properties of $2.1 million, or 39.6%, primarily attributable to an increase in interest expense as a result of additional financing obtained in July 2000 and an increase in the average rate of debt at The Woodlands Commercial Properties Company.

         The increase in net gain on property sales of $137.5 million for the year ended December 31, 2000, as compared to the same period in 1999, is attributable to net gains primarily recognized on office, hotel and behavioral healthcare property sales.

LIQUIDITY AND CAPITAL RESOURCES


Six Months Ended June 30, 2002

         Cash Flows.



                                                          FOR THE SIX MONTHS ENDED,
                                                                  JUNE 30,
                                                       ------------------------------
(in millions)                                              2002              2001            $ CHANGE
                                                       ------------      ------------      ------------
Cash Provided by Operating Activities                  $      103.7      $      117.8      $       14.1
Cash used in Investing Activities                              (1.6)            (68.8)             67.2
Cash used in Financing Activities                             (70.8)            (64.5)             (6.3)
                                                       ------------      ------------      ------------
Increase (Decrease) in Cash and Cash                   $       31.3      $      (15.5)     $       46.8
Cash and Cash Equivalents, Beginning of Period                 36.3              39.0              (2.7)
                                                       ------------      ------------      ------------
Cash and Cash Equivalents, End of Period               $       67.6      $       23.5      $       44.1
                                                       ============      ============      ============



         Operating Activities.

         Crescent Real Estate's cash provided by operating activities of $103.7 million is attributable to property operations.

         Investing Activities.

         Crescent Real Estate's cash used in investing activities of $1.6 million is primarily attributable to:

      o $25.0 million of additional investment in unconsolidated companies, consisting primarily of investments in the upscale residential development properties, particularly related to CRDI's investment in the Tahoe Mountain Resorts from January 1 through February 14, 2002;

      o $18.0 million for capital expenditures for rental properties, primarily attributable to non-recoverable building improvements for the office properties and replacement of furniture, fixtures and equipment for the hotel properties;

      o $18.0 million for incremental and non-incremental revenue generating tenant improvement and leasing costs for office properties;

      o  $8.4 million for acquisition of rental properties; and

      o  $1.2 million for development of investment properties.

         The use of cash for investing activities is partially offset by:

      o $38.2 million in cash resulting from the Crescent Real Estate's February 14, 2002 transaction with Crescent Operating;

      o $10.3 million for capital expenditures for rental properties, primarily attributable to non-recoverable building improvements for the office properties and replacement of furniture, fixtures and equipment for the hotel properties;

      o $20.4 million of net sales proceeds primarily attributable to the disposition of the Cedar Springs office property and Woodlands Office Equities-95 Limited's, or Woodlands Office Equities, sale of two office properties; and

      o $8.3 million from return of investment in unconsolidated residential development properties and office properties.

         Financing Activities.

         Crescent Real Estate's use of cash for financing activities of $70.8 million is primarily attributable to:

      o  net payments under the Fleet Facility of $256.5 million;

      o purchases from GMAC Commercial Mortgage Corporation of preferred interests in a subsidiary of Crescent Real Estate of $187 million;

      o  a decrease in notes payable of $99.3 million;

      o  distributions to common shareholders and unitholders of $88.7 million;

      o  common share repurchase of $28.5 million;

      o $10.0 million of deferred financing costs for $375 million senior, unsecured notes;

      o  distributions to preferred shareholders of $8.6 million; and

      o net capital distributions to joint venture partners of $7.6 million, primarily due to distributions to joint venture preferred equity partners.

         The use of cash for financing activities is partially offset by:

      o  gross proceeds of $375.0 from issuance of senior, unsecured notes:

      o  net proceeds of $81.9 from offering of Series B preferred shares;

      o  net proceeds of $48.2 from offering of Series A preferred shares;

      o  borrowings under the Fleet Facility of $110 million.

         Liquidity Requirements.

         As of June 30, 2002, Crescent Real Estate had unfunded capital expenditures of approximately $42.1 million relating to capital investments. The table below specifies Crescent Real Estate's total capital expenditures relating to these projects, amounts funded as of June 30, 2002, amounts remaining to be funded, and short-term and long-term capital requirements.

                                                                                               CAPITAL REQUIREMENTS
                                                                                           -----------------------------
(IN MILLIONS)                                              AMOUNT
                                                          FUNDED AS         AMOUNT          SHORT-TERM       LONG-TERM
                                         TOTAL              OF             REMAINING         (NEXT 12       (12+ MONTHS)
              PROJECT                   COST(1)           06/30/02          TO FUND         MONTHS)(2)           (2)
              -------                 ------------      ------------      ------------     ------------     ------------

RESIDENTIAL DEVELOPMENT SEGMENT
     Tahoe Mountain Resorts(3)        $      110.0      $      (94.6)     $       15.4     $       15.4     $         --
                                      ------------      ------------      ------------     ------------     ------------

OTHER
     SunTx (4)                        $       19.0      $       (7.8)     $       11.2     $        4.0     $        7.2
                                      ------------      ------------      ------------     ------------     ------------
     Spinco (5)                               15.5                --              15.5             15.5               --
                                      ------------      ------------      ------------     ------------     ------------
                                      $       34.5      $       (7.8)     $       26.7     $       19.5     $        7.2

TOTAL                                 $      144.5      $     (102.4)     $       42.1     $       34.9     $        7.2
                                      ============      ============      ============     ============     ============



----------
(1)  All amounts are approximate.

(2) Reflects Crescent Real Estate's estimate of the breakdown between short-term and long-term capital expenditures.

(3)  Includes development at Old Greenwood and Northstar Mountain properties.

(4) This commitment is related to Crescent Real Estate's investment in a private equity fund.

(5) Crescent Real Estate expects to form and capitalize a separate entity to be owned by Crescent Real Estate's shareholders, and to cause the new entity to commit to acquire Crescent Operating's entire membership interest in AmeriCold Logistics.

         Crescent Real Estate expects to fund its short-term capital requirements of approximately $34.9 million through a combination of cash, net cash flow from operations, construction financing return of capital (investment) from the residential development corporations and borrowings under the Fleet Facility (up to $247.4 million of availability as of June 30, 2002). Crescent Real Estate plans to meet its maturing debt obligations during 2002 of approximately $201.2 million, primarily through additional borrowings under the Fleet Facility.

         Crescent Real Estate expects to meet its other short-term liquidity requirements, consisting of normal recurring operating expenses, regular debt service requirements (including debt service relating to additional and replacement debt), additional interest expense related to the cash flow hedge agreements, recurring capital expenditures, non-recurring capital expenditures, such as tenant improvement and leasing costs, distributions to shareholders and unitholders, and additional expenses related to the Crescent Operating bankruptcy of approximately $9.9 million as of June 30, 2002, primarily through cash flow provided by operating activities. To the extent that Crescent Real Estate's cash flow from operating activities is not sufficient to finance such short-term liquidity requirements, Crescent Real Estate expects to finance such requirements with available cash proceeds received from the sale or joint venture of Properties and borrowings under the Fleet Facility.

         Crescent Real Estate's long-term liquidity requirements as of June 30, 2002 consist primarily of debt maturities after December 31, 2002, which totaled approximately $2.3 billion as of June 30, 2002. Crescent Real Estate also has $7.2 million of long-term capital requirements. Crescent Real Estate expects to meet these long-term liquidity requirements primarily through long-term secured and unsecured borrowings and other debt and equity financing alternatives as well as cash proceeds received from the sale or joint venture of properties.

         Debt and equity financing alternatives currently available to Crescent Real Estate to satisfy its liquidity requirements and commitments for material capital expenditures include:

      o Additional proceeds from the Fleet Facility, under which Crescent Real Estate had up to $247.4 million of borrowing capacity as of June 30, 2002; o Additional proceeds from the refinancing of existing secured and unsecured debt;

      o Additional debt secured by existing underleveraged investment properties;

      o  Issuance of additional unsecured debt;

      o  Equity offerings including preferred and/or convertible securities; and

      o  Proceeds from joint ventures and property sales.

         The following factors could limit Crescent Real Estate's ability to utilize these financing alternatives:

      o The reduction in net operating income of the properties supporting the Fleet Facility to a level that would reduce the availability under the line of credit.

      o Crescent Real Estate may be unable to obtain debt or equity financing on favorable terms, or at all, as a result of the financial condition of Crescent Real Estate or market conditions at the time Crescent Real Estate seeks additional financing;

      o Restrictions on Crescent Real Estate's debt instruments or outstanding equity may prohibit it from incurring debt or issuing equity at all, or on terms available under then-prevailing market conditions; and

      o Crescent Real Estate may be unable to service additional or replacement debt due to increases in interest rates or a decline in the Crescent Real Estate's operating performance.

         In addition to Crescent Real Estate's liquidity requirements stated above, as of June 30, 2002, Crescent Real Estate guaranteed or provided letters of credit related to approximately $41.0 million of unconsolidated debt and had obligations to potentially provide an additional $48.7 million in guarantees, primarily related to construction loans. See "Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" and "Debt Financing Arrangements" included in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information about Crescent Real Estate's unconsolidated investments and the underlying debt related to these investments.


Year ended December 31, 2001

         Cash and cash equivalents were $36.3 million and $39.0 million at December 31, 2001, and December 31, 2000, respectively. This 6.9% decrease is attributable to $425.5 million used in financing activities, partially offset by $210.0 million and $212.8 million provided by investing and operating activities, respectively.

                                                                     DECEMBER 31,
                                                                         2001
                                                                     ------------
                                                                     (in millions)

         Cash Provided by Operating Activities                       $      212.8
         Cash Provided by Investing Activities                              210.0
         Cash Used in Financing Activities                                 (425.5)
                                                                     ------------
         Decrease in Cash and Cash Equivalents                       $       (2.7)
         Cash and Cash Equivalents, Beginning of Period                      39.0
                                                                     ------------
         Cash and Cash Equivalents, End of Period                    $       36.3
                                                                     ============

         Operating Activities.

         Crescent Real Estate's cash provided by operating activities of $212.8 million is attributable to:

      o  $199.4 million from property operations; and

      o $13.4 million representing distributions received in excess of equity in earnings from unconsolidated companies.

         Investing Activities.

         Crescent Real Estate's cash provided by investing activities of $210.0 million is primarily attributable to:

      o $200.4 million of net sales proceeds primarily attributable to the disposition of the two Washington Harbour office properties, three Woodlands office properties and 18 Crescent Real Estate behavioral healthcare properties;

      o $129.7 million of proceeds from joint venture partners, primarily as a result of the proceeds of $116.7 million from the joint ventures of two existing office properties, Bank One Tower in Austin, Texas and Four Westlake Park in Houston, Texas and $12.9 million from the joint venture of 5 Houston Center office property, which is currently being developed;

      o  $107.9 million of proceeds from the sale of marketable securities; and

      o $32.0 million from return of investment in unconsolidated office properties, residential development properties and other unconsolidated companies.

         Crescent Real Estate's cash provided by investing activities is partially offset by:

      o $124.6 million of additional investment in unconsolidated companies, consisting of investments in (i) the upscale Crescent Real Estate residential development properties of $89.0 million, primarily as a result of CRDI's investment in Tahoe Mountain Resorts, (ii) Crescent Real Estate temperature-controlled logistics properties of $10.8 million, (iii) office properties of $16.4 million and (iv) other unconsolidated companies of $8.4 million;

      o $51.8 million for recurring and non-recurring tenant improvement and leasing costs for the office properties;

      o $46.4 million for capital expenditures for rental properties, primarily attributable to non-recoverable building improvements for the office properties and replacement of furniture, fixtures and equipment for the Crescent Real Estate hotel properties;

      o $23.7 million for the development of investment properties, including $12.3 million for development of the 5 Houston Center office property and expansions and renovations at the Crescent Real Estate hotel properties;

      o a $11.2 million increase in notes receivable, primarily as a result of approximately $10.0 million related to secured loans to AmeriCold Logistics; and

      o a $2.2 million increase in restricted cash and cash equivalents, primarily related to the escrow of funds to purchase a parking garage in Denver, Colorado, which was purchased during the first quarter of 2002, partially offset by escrow reimbursements for capital expenditures at the Crescent Real Estate hotel properties and the office properties.

         Financing Activities.

         Crescent Real Estate's use of cash for financing activities of $425.5 million is primarily attributable to:

      o  net repayment of the UBS Facility of $553.5 million;

      o  distributions to common shareholders and unitholders of $245.1 million;

      o  repayment and retirement of the iStar Financial Note of $97.1 million;

      o  repurchase of Crescent Real Estate's common shares for $77.4 million;

      o repayment and retirement of the Deutsche Bank Short-term Loan of $75.0 million;

      o net capital distributions to joint venture partners of $25.4 million, primarily due to distributions to joint venture preferred equity partners;

      o  debt financing costs of $16.0 million; and

      o  distributions to preferred shareholders of $13.5 million.

         The use of cash for financing activities is partially offset by:

      o  net borrowings under the Fleet Facility of $283.0 million;

      o proceeds from notes payable of $393.3 million, primarily attributable to the debt refinancing; and

      o  proceeds from the exercise of common share options of $9.8 million.

         Crescent Operating.

         In April 1997, Crescent Real Estate established a new Delaware corporation, Crescent Operating. All of the outstanding common stock of Crescent Operating, valued at $0.99 per share, was distributed, effective June 12, 1997, to those persons who were limited partners of Crescent Partnership or shareholders of Crescent Real Estate on May 30, 1997, in a spin-off.


         Crescent Operating was formed to become a lessee and operator of various assets to be acquired by Crescent Real Estate and to perform the intercompany agreement between Crescent Operating and Crescent Real Estate, pursuant to which each agreed to provide the other with rights to participate in certain transactions. Crescent Real Estate was not permitted to operate or lease these assets under the tax laws in effect and applicable to REITs at that time. In connection with the formation and capitalization of Crescent Operating, and the subsequent operations and investments of Crescent Operating since 1997, Crescent Real Estate made loans to Crescent Operating under a line of credit and various term loans.

         On January 1, 2001, The REIT Modernization Act became effective. This legislation allows Crescent Real Estate, through its subsidiaries, to operate or lease certain of its investments that had been previously operated or leased by Crescent Operating.

         Crescent Operating and Crescent Real Estate entered into an asset and stock purchase agreement on June 28, 2001, in which Crescent Real Estate agreed to acquire the lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating, the voting interests held by subsidiaries of Crescent Operating in three of Crescent Real Estate's residential development corporations and other assets in exchange for $78.4 million. In connection with that agreement, Crescent Real Estate agreed that it would not charge interest on its loans to Crescent Operating from May 1, 2001 and that it would allow Crescent Operating to defer all principal and interest payments due under the loans until December 31, 2001.

         Also on June 28, 2001, Crescent Real Estate entered into an agreement to make a $10.0 million investment in Crescent Machinery, a wholly owned subsidiary of Crescent Operating. This investment, together with capital from a third-party investment firm, was expected to put Crescent Machinery on solid financial footing.

         Following the date of the agreements relating to the acquisition of Crescent Operating assets and stock and the investment in Crescent Machinery, the results of operations for the Crescent Operating hotel operations and the Crescent Operating land development interests declined, due in part to the slowdown in the economy after September 11. In addition, Crescent Machinery's results of operations suffered because of the economic environment and the overall reduction in national construction levels that has affected the equipment rental and sale business, particularly post September 11. As a result, Crescent Real Estate believes that a significant additional investment would have been necessary to adequately capitalize Crescent Machinery and satisfy concerns of Crescent Machinery's lenders.


         Crescent Real Estate stopped recording rent from the leases of the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating on October 1, 2001, and recorded impairment and other adjustments related to Crescent Operating in the fourth quarter of 2001, based on the estimated fair value of the underlying assets. See "Note 16. Crescent Operating" included in Financial Statements of Crescent Real Estate for the year ended December 31, 2001 (audited) for a description of these charges.


         On January 22, 2002, Crescent Real Estate terminated the purchase agreement pursuant to which Crescent Real Estate would have acquired the lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating the voting interests held by subsidiaries of Crescent Operating in three of the residential development corporations and other assets. On February 4, 2002, Crescent Real Estate terminated the agreement relating to its planned investment in Crescent Machinery.

         On February 6, 2002, Crescent Machinery filed for protection under the federal bankruptcy laws.

         On February 12, 2002, Crescent Real Estate delivered default notices to Crescent Operating relating to approximately $49.0 million of unpaid rent and approximately $76.2 million of principal and accrued interest due to Crescent Real Estate under certain secured loans.


         On February 14, 2002, Crescent Real Estate executed the original Settlement Agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent

Operating's lessee interests in the eight Crescent Real Estate hotel properties leased to subsidiaries of Crescent Operating and, pursuant to a strict foreclosure, Crescent Operating's voting interests in three of Crescent Real Estate's residential development corporations and other assets and Crescent Real Estate agreed to assist and provide funding to Crescent Operating for the implementation of a prepackaged bankruptcy of Crescent Operating. In connection with the transfer, Crescent Operating's rent obligations to Crescent Real Estate were reduced by $23.6 million, and its debt obligations were reduced by $40.1 million. These amounts include $18.3 million of value attributed to the lessee interests transferred by Crescent Operating to Crescent Real Estate, however, in accordance with GAAP, Crescent Real Estate assigned no value to these interests for financial reporting purposes.

         Crescent Real Estate holds the lessee interests in the eight Crescent Real Estate hotel properties and the voting interests in the three residential development corporations through three newly organized entities that are each wholly owned taxable REIT subsidiaries of Crescent Real Estate. Crescent Real Estate included these assets in its resort/hotel segment and its residential development segment, and fully consolidated the operations of the eight Crescent Real Estate hotel properties and the three residential development corporations, beginning on the date of the transfers of these assets.

         The Settlement Agreement provides that Crescent Operating and Crescent Real Estate will jointly seek to have a pre-packaged bankruptcy plan for Crescent Operating, reflecting the terms of the Settlement Agreement, approved by the bankruptcy court. Under the Settlement Agreement, Crescent Real Estate agreed to provide approximately $14.0 million to Crescent Operating in the form of cash and common shares of Crescent Real Estate to fund costs, claims and expenses relating to the bankruptcy and related transactions, and to provide for the distribution of Crescent Real Estate's common shares to the Crescent Operating stockholders. Crescent Real Estate has also agreed, however, that it will issue common shares with a minimum dollar value of approximately $2.16 million to the Crescent Operating stockholders, even if it would cause the total costs, claims and expenses that it pays to exceed $14.0 million. Currently, Crescent Real Estate estimates that the value of the common shares that will be issued to the Crescent Operating stockholders will be approximately $2.16 million to $5.4 million. The actual value of the common shares issued to the Crescent Operating stockholders will not be determined until the confirmation of Crescent Operating's bankruptcy plan and could vary from the estimated amounts, but will have a value of at least $2.16 million.

         In addition, Crescent Real Estate has agreed to use commercially reasonable efforts to assist Crescent Operating in arranging Crescent Operating's repayment of its $15.0 million obligation to Bank of America, together with accrued interest. Crescent Real Estate expects to form and capitalize a new entity, called Crescent Spinco, to be owned by the shareholders of Crescent Real Estate and the unitholders of Crescent Partnership. Crescent Spinco would then purchase Crescent Operating's interest in AmeriCold Logistics for between $15.0 million and $15.5 million. Crescent Operating has agreed that it will use the proceeds of the sale of the AmeriCold Logistics interest to repay Bank of America in full.

         Crescent Operating obtained the loan primarily to participate in investments with Crescent Real Estate. At the time Crescent Operating obtained the loan, Bank of America required, as a condition to making the loan, that Richard E. Rainwater, the Chairman of the Board, and John C. Goff, the Chief Executive Officer of Crescent Real Estate, enter into a support agreement with Crescent Operating and Bank of America, pursuant to which they agreed to make additional equity investments in Crescent Operating if Crescent Operating defaulted on payment obligations under its line of credit with Bank of America and the net proceeds of an offering of Crescent Operating securities were insufficient to allow Crescent Operating to pay Bank of America in full. Effective December 31, 2001, the parties executed an amendment to the line of credit providing that any defaults existing under the line of credit on or before March 8, 2002 are temporarily cured unless and until a new default shall occur.

         Previously, Crescent Real Estate held a first lien security interest in Crescent Operating's entire membership interest in AmeriCold Logistics. REIT rules prohibit Crescent Real Estate from acquiring or owning the membership interest that Crescent Operating owns in AmeriCold Logistics. Under the Settlement Agreement, Crescent Real Estate agreed to allow Crescent Operating to grant Bank of America a first priority security interest in the membership interest and to subordinate its own security interest to Bank of America.

         If the Crescent Operating bankruptcy plan is approved by the required vote of the shares of Crescent Operating common stock and confirmed by the bankruptcy court, the stockholders of Crescent Operating's common shares will receive Crescent Real Estate's common shares. As stockholders of Crescent Operating, Mr. Rainwater and Mr. Goff will also receive Crescent Real Estate's common shares.

         Pursuant to the Crescent Operating bankruptcy plan, the current and former directors and officers of Crescent Operating and the current and former directors and officers of Crescent Real Estate also have received a release from Crescent Operating of liability for any actions taken prior to February 14, 2002, and, depending on various factors, will receive certain liability releases from Crescent Operating and its stockholders.


         Completion and effectiveness of the bankruptcy plan for Crescent Operating is contingent upon a number of conditions, including the vote of Crescent Operating's stockholders, the approval of the bankruptcy plan by certain of Crescent Operating's creditors and the approval of the bankruptcy court.

         Investments in Real Estate Mortgages and Equity of Unconsolidated Companies.
         -----------------------------------------------------------------


         Investments in which Crescent Real Estate does not have a controlling interest are accounted for under the equity method. The following is a summary of Crescent Real Estate's ownership in significant joint ventures or equity investments as of June 30, 2002:



                                                                                                      CRESCENT REAL ESTATE'S
                                                                                                            OWNERSHIP
ENTITY                                                             CLASSIFICATION                      AS OF JUNE 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Main Street Partners, L.P.                                    Office (Bank One Center)                       50.0%(1)
Crescent 5 Houston Center, L.P.                               Office (5 Houston Center)                      25.0%(2)
Austin PT BK One Tower Office Limited Partnership              Office (Bank One Tower)                       20.0%(3)
Houston PT Four Westlake Office Limited
Partnership                                                  Office (Four Westlake Park)                     20.0%(3)

EQUITY INVESTMENTS
Mira Vista Development Corp.                           Residential Development Corporation                   94.0%(4)
Houston Area Development Corp.                         Residential Development Corporation                   94.0%(5)
The Woodlands Land Development
Company, L.P. (6)                                      Residential Development Corporation                   42.5%(7)(8)
Desert Mountain Commercial, L.L.C. (6)                 Residential Development Corporation                   46.5%(9)
East West Resorts Development II,
L.P., L.L.L.P. (6)                                       Residential Development Corporation                 38.5%(10)
Blue River Land Company, L.L.C. (6)                      Residential Development Corporation                 31.8%(11)
Iron Horse Investments, L.L.C. (6)                       Residential Development Corporation                 27.1%(12)
Manalapan Hotel Partners (6)                             Residential Development Corporation                 24.0%(13)
GDW, L.L.C.(6)                                           Residential Development Corporation                 66.7%(14)
Temperature-Controlled Logistics Partnership              Temperature-Controlled Logistics                   40.0%(15)
The Woodlands Commercial Properties Company, L.P.                      Office                                42.5%%(7)(8)
DBL Holdings, Inc.                                                      Other                                97.4%(16)

                                                                                                      CRESCENT REAL ESTATE'S
                                                                                                            OWNERSHIP
ENTITY                                                             CLASSIFICATION                      AS OF MARCH 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

CR License, L.L.C.                                                      Other                                30.0%(17)
Woodlands Operating Company, L.P.                                       Other                                42.5%(7)(8)
Canyon Ranch Las Vegas                                                  Other                                65.0%(18)
SunTX Fulcrum Fund, L.P.                                                Other                                33.3%(19)



-----------
(1) The remaining 50.0% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.
(2) The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Investment Management, Inc. Crescent Real Estate recorded $611,000 in development and leasing fees related to this investment during the six months ended June 30, 2002. The 5 Houston Center office property is currently under construction.
(3) The remaining 80% interest in Austin PT BK One Tower Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund. Crescent Real Estate recorded $321,000 in management and leasing fees for these office properties during the six months ended June 30, 2002.
(4) The remaining 6.0% interest in Mira Vista Development, Corp., or MVDC, which represents 100% of the voting stock, is owned 4.0% by DBL Holdings, Inc., or DBL, and 2.0% by third parties.
(5) The remaining 6.0% interest in Houston Area Development Corp., or HADC, which represents 100% of the voting stock, is owned 4.0% by DBL and 2.0% by a third party.
(6) On February 14, 2002, Crescent Real Estate executed the Settlement Agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's interests in substantially all of the voting stock in three of Crescent Real Estate's residential development corporations (Desert Mountain Development Corp., The Woodlands Land Company, Inc. and CRDI), and in CRL Investments, Inc. Crescent Operating also transferred its 60% general partner interest in COPI Colorado, L.P. which owns 10% of the voting stock in CRDI, which increased Crescent Real Estate's ownership interest in CRDI from 90% to 96%. As a result, Crescent Real Estate fully consolidated the operations of these entities beginning on the dates of the asset transfers. The Woodlands Land Development Company, L.P. is an unconsolidated equity investment of The Woodlands Land Company. Desert Mountain Commercial, L.L.C. and GDW, L.L.C. are unconsolidated equity investments of Desert Mountain Development Corp., collectively, the DM Subsidiaries. East West Resorts Development II, L.P., L.L.L.P., Blue River Land Company, L.L.C., Iron Horse Investments, L.L.C., and Manalapan Hotel Partners, collectively, the CRD Subsidiaries, are unconsolidated equity investments of CRDI.
(7) The remaining 57.5% interest in The Woodlands Land Development Company, L.P., The Woodlands Operating Company, L.P. and The Woodlands Commercial Properties Company, L.P. are owned by an affiliate of Morgan Stanley.
(8) Distributions are made to partners based on specified payout percentages. During the six months ended June 30, 2002, the payout percentage to Crescent Real Estate was 52.5%.
(9) The remaining 53.5% interest in Desert Mountain Commercial, L.L.C. is owned by parties unrelated to Crescent Real Estate.
(10) Of the remaining 61.5% interest in East West Resorts Development II, L.P., L.L.L.P., 0.8% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, through his 20% ownership of COPI Colorado, L.P. and 60.7% is owned by parties unrelated to Crescent Real Estate.
(11) Of the remaining 68.2% interest in Blue River Land Company, L.L.C., 0.7% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, through his 20% ownership of COPI Colorado, L.P. and 67.5% is owned by parties unrelated to Crescent Real Estate.
(12) Of the remaining 72.9% interest in Iron Horse Investments, L.L.C., 0.6% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, through his 20% ownership of COPI Colorado, L.P. and 72.3% is owned by parties unrelated to Crescent Real Estate.
(13) Of the remaining 76.0% interest in Manalapan Hotel Partners, 0.5% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, through his 20% ownership of COPI Colorado, L.P. and 75.5% is owned by parties unrelated to Crescent Real Estate.
(14) The remaining 33.3% interest in GDW, L.L.C. is owned by a group of individuals unrelated to Crescent Real Estate.
(15) The remaining 60.0% interest in AmeriCold Logistics is owned by Vornado Realty Trust, L.P.
(16) John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, obtained the remaining 2.6% economic interest in DBL (including 100% of the voting interest in DBL) in exchange for his voting interests in MVDC and HADC, originally valued at approximately $380,000 and approximately $63,000 in cash, or total consideration valued at approximately $443,000. At June 30, 2002, Mr. Goff's book value in DBL was approximately $402.
(17) The remaining 70% interest in CR License, L.L.C. is owned by a group of individuals unrelated to Crescent Real Estate.
(18) The remaining 35% interest in Canyon Ranch Las Vegas is owned by a group of individuals unrelated to Crescent Real Estate.
(19) The SunTX Fulcrum Fund, L.P., or the Fund, objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 66.7% of the Fund is owned by a group of individuals unrelated to Crescent Real Estate. If the Fund is able to raise the maximum amount of proceeds from its current offering, Crescent Real Estate's ownership percentage will decline by the closing date of the Fund as capital commitments from third parties are secured. If the Fund is able to raise the maximum amount of proceeds from its current offering, Crescent Real Estate's projected ownership will be approximately 7.5% based on the Fund manager's expectations for the final Fund capitalization. Crescent Real Estate accounts for its investment in the Fund under the cost method. The current investment is $7.8 million.

         Unconsolidated Debt Analysis.

         The significant terms of Crescent Real Estate's share of unconsolidated debt financing arrangements existing as of June 30, 2002 are shown below:


                                                                 COMPANY'S
NOTE:                            COMPANY'S         DEBT          SHARE OF   CURRENT                     FIXED/VARIABLE
                                OWNERSHIP %       BALANCE         BALANCE    RATE       MATURITY      SECURED/UNSECURED
                                -----------       -------        ---------  -------     --------      -----------------
TEMPERATURE CONTROLLED
LOGISTICS SEGMENT:
AmeriCold Notes(1)                  40%           $544,816         217,926    7.0%      4/11/2008        Fixed/Secured
                                                  --------         -------

OFFICE SEGMENT:
Main Street Partners, L.P.
(2)(3)                              50%            133,945          66,973    5.9%      12/1/2004       Variable/Secured
Crescent 5 Houston Center,
L.P. (4)                            25%             38,173           9,543    4.1%      5/31/2004       Variable/Secured
Austin PT Bk One Tower Office
Limited Partnership                 20%             38,128           7,626    7.1%       8/1/2006        Fixed/Secured
Houston PT Four Westlake
Office Limited Partnership          20%             49,022           9,804    7.1%       8/1/2006        Fixed/Secured
The Woodlands Commercial
Properties Co.                    42.5%
    Bank Boston credit facility                     68,736          29,213    4.3%      11/30/2004      Variable/Secured
    Fleet National Bank                              3,412           1,450    3.8%      10/31/2003      Variable/Secured

                                                   331,416         124,609
RESIDENTIAL DEVELOPMENT
SEGMENT:
The Woodlands Land
Development Co. (5)               42.5%
    Bank Boston credit facility
    (6)(7)                                         226,460          96,245    4.3%      11/30/2002      Variable/Secured
    Fleet National Bank (8)                          6,999           2,975    3.8%      10/31/2003      Variable/Secured
    Fleet National Bank (9)                         17,058           7,250    4.6%      12/31/2005      Variable/Secured
    Jack Eckerd Corp.                                  101              43    4.8%       7/1/2005       Variable/Secured
    Mitchell Mortgage Company                        2,775           1,179    5.8%       1/1/2004        Fixed/Secured
    Mitchell Mortgage Company                        1,273             541    6.3%       7/1/2005        Fixed/Secured
    Mitchell Mortgage Company                        1,988             845    5.5%      10/1/2005        Fixed/Secured
    Mitchell Mortgage Company                        3,585           1,524    8.0%       4/1/2006        Fixed/Secured
    Mitchell Mortgage Company                        1,420             604    7.0%      10/1/2006        Fixed/Secured

                                                   261,659         111,206
Other Residential Development
Corporations:
Manalapan Hotel Partners
Dresdner Bank AG (10)               24%             68,500          16,440    3.5%      12/29/2002      Variable/Secured

Desert Mountain Commercial
L.L.C.                            46.5%              1,413             657    8.4%      11/1/2007        Fixed/Secured
                                                                              ---

                                                    69,913          17,097

TOTAL UNCONSOLIDATED DEBT                       $1,207,804        $470,838    5.8%
                                                                              ===

AVERAGE REMAINING TERM                                                                  3.6 years



-----------
(1) Consists of several notes. Maturity date is based on largest debt instrument representing 94% of debt balance. All interest rates are fixed.
(2) Consists of two notes: Senior Note - variable interest rate at LIBOR + 189 basis points with no LIBOR floor. Mezzanine Note - variable interest rate at LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52%.
(3) Crescent Real Estate obtained a letter of credit to guarantee the repayment of up to $4.3 million of principal of the Main Street Partners, L.P. loan.
(4) A full and unconditional guarantee of the loan from Fleet for the construction of 5 Houston Center is held by Crescent Real Estate. At June 30, 2002 and December 31, 2001, $33.8 million and $4.9 million was outstanding, respectively.
(5) On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating to transfer, in lieu of foreclosure, Crescent Operating's 5% interest in The Woodlands Land Development Company.
(6) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $145.0 million to a maximum LIBOR rate of 9.0%.
(7) To mitigate interest rate exposure, The Woodlands Land Development Company has entered into an interest rate swap against $50.0 million notional amount to effectively fix the interest rate at 5.28%. The Woodlands Land Development Company has also entered into an interest rate swap against $50.0 million notional amount to effectively fix the interest rate at 4.855%.
(8) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $33.8 million to a maximum LIBOR rate of 9.0%.
(9) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $19.5 million to a maximum LIBOR rate of 8.5%.
(10) Crescent Real Estate guarantees $3.0 million of this facility.

         The following table shows, as of June 30, 2002, information about Crescent Real Estate's share of unconsolidated fixed and variable-rate debt and does not take into account any extension options, hedge arrangements or the entities' anticipated pay-off dates.



(IN THOUSANDS)                                                         WEIGHTED
                                                          WEIGHTED      AVERAGE
                           AMOUNT           % OF DEBT   AVERAGE RATE  MATURITY(1)
                          --------          ---------   ------------  -----------
FIXED-RATE DEBT           $240,706              51%        6.7%        5.6 years
VARIABLE RATE DEBT         230,132              49%        4.7%        1.5 years
                          --------             ---         ---         ---------

TOTAL DEBT                $470,838             100%        5.8%        3.6 years
                          ========             ===         ===         =========



-----------
(1)  Based on contractual maturities.

         Listed below are Crescent Real Estate's share of aggregate principal payments, year by year, required as of June 30, 2002 related to Crescent Real Estate's unconsolidated debt. Scheduled principal installments and amounts due at maturity are included.(1)



    (IN THOUSANDS)          SECURED DEBT
    --------------          ------------
         2002                $  143,134
         2003                     5,685
         2004                    76,437
         2005                     8,964
         2006                    18,515
      Thereafter                218,103
                             ----------
                             $  470,838
                             ==========



-----------
(1) These amounts do not represent the effect of two one-year extension options on two of the Woodlands Fleet National Bank loans, totaling $99.2 million that have initial maturity dates of November 2002 and October, 2003.


         Joint Venture Arrangements.

         5 Houston Center

         On June 4, 2001, Crescent Real Estate entered into a joint venture arrangement with a pension fund advised by JPM, to construct the 5 Houston Center office property within Crescent Real Estate's Houston Center mixed-use office property complex in Houston, Texas. The Class A office property will consist of 577,000 net rentable square feet. The joint venture is structured such that the fund holds a 75% equity interest, and Crescent Real Estate holds a 25% equity interest in the property, which is accounted for under the equity method. Crescent Real Estate contributed approximately $8.5 million of land and $12.3 million of development costs to the joint venture entity and received $14.8 million in net proceeds. No gain or loss was recognized by Crescent Real Estate on this transaction. In addition, Crescent Real Estate is developing, and will manage and lease the property on a fee basis. During the year ended December 31, 2001, Crescent Real Estate recognized $2.3 million for these services.

         During the second quarter of 2001, the joint venture entity obtained an $82.5 million construction loan guaranteed by Crescent Real Estate, due May 2004, that bears interest at Prime (as defined in the loan agreement) plus 100 basis points or LIBOR plus 225 basis points, at the discretion of the borrower.

The interest rate on the loan at December 31, 2001, was 4.12%. The balance outstanding on this construction loan at December 31, 2001, was $10.4 million.


         Four Westlake Park and Bank One Tower.


         On July 30, 2001, Crescent Real Estate entered into joint venture arrangements with an affiliate GE, in which Crescent Real Estate contributed two office properties, Four Westlake Park in Houston, Texas, and Bank One Tower in Austin, Texas into the joint ventures and GE made a cash contribution. The joint ventures are structured such that GE holds an 80% equity interest in each of Four Westlake Park, a 560,000 square foot Class A office property located in the Katy Freeway submarket of Houston, and Bank One Tower, a 390,000 square foot Class A office property located in downtown Austin. Crescent Real Estate continues to hold the remaining 20% equity interests in each property, which are accounted for under the equity method. The joint ventures generated approximately $120.0 million in net cash proceeds to Crescent Real Estate, including distributions to Crescent Real Estate resulting from the sale of its 80% equity interest and from mortgage financing at the joint venture level. None of the mortgage financing at the joint venture level is guaranteed by Crescent Real Estate. Crescent Real Estate has no commitment to reinvest the cash proceeds back into the joint ventures. The joint ventures were accounted for as partial sales of these office properties, resulting in a gain of approximately $7.6 million, net of a deferred gain of approximately $1.9 million. In addition, Crescent Real Estate manages and leases the office properties on a fee basis. During the year ended December 31, 2001, Crescent Real Estate recognized $0.2 million for these services.


         Three Westlake Park.

         On August 21, 2002, Crescent Real Estate entered into a joint venture arrangement with an affiliate of GE. In connection with the formation of the venture, Crescent Real Estate contributed an office property, Three Westlake Park in Houston, Texas, and GE made a cash contribution. GE holds an 80% equity interest in the Three Westlake Park, a 415,000 square foot Class A Office Property located in the Katy Freeway submarket of Houston, and Crescent Real Estate continues to hold the remaining 20% equity interest in the office property, with Crescent Real Estate's interest accounted for under the equity method. The joint venture generated approximately $47.1 million in net cash proceeds to Crescent Real Estate, including distributions resulting from the sale of Crescent Real Estate's 80% equity interest and from $33 million of third party mortgage financing at the joint venture level. None of the mortgage financing at the joint venture level is guaranteed by either Crescent Real Estate or GE. Crescent Real Estate has no commitment to reinvest the cash proceeds back into the joint venture. The joint venture formation transactions were accounted for a s partial sale of this office property, resulting in an approximate $17.1 million gain on interest sold. Crescent Real Estate will continue to manage and lease Three Westlake Park on a fee basis.

         Sonoma Mission Inn & Spa.

         On September 1, 2002, Crescent Real Estate entered into a joint venture arrangement with a subsidiary of Fairmont Hotels & Resorts Inc., or FHR, pursuant to which FHR purchased a 19.9% equity interest in the limited liability company that owns Crescent Real Estate's Sonoma Mission Inn & Spa Resort/Hotel Property in Sonoma County, California. Crescent Real Estate continues to own the remaining 80.1% interest. The joint venture generated approximately $8,000 in net cash proceeds to the Company. Crescent Real Estate has loaned $45.12 million to the joint venture at an interest rate of LIBOR plus 300 basis points. The maturity date of the loan is the earlier of the date on which the joint venture obtains third-party financing or one year. The joint venture has the option to extend the loan for two successive 6-month periods by paying a fee. Under Crescent Real Estate's agreement with FHR, Crescent Real Estate will manage the limited liability company that owns the Sonoma Mission Inn & Spa, and FHR will operate and manage the property under the Fairmont brand. The joint venture transaction was accounted for as a partial sale of this resort/hotel property, resulting in an approximate $4.0 million loss on interest sold.


         Unconsolidated Property Dispositions.

         On September 27, 2001, the Woodlands Commercial Properties Company, owned by Crescent Real Estate and an affiliate of Morgan Stanley, sold one office/venture tech property located within The Woodlands, Texas. The sale generated net proceeds, after the repayment of debt, of approximately $2.7 million, of which Crescent Real Estate's portion was approximately $1.3 million. The sale generated a net gain of approximately $3.5 million, of which Crescent Real Estate's portion was approximately $1.7 million. The net proceeds received by Crescent Real Estate were used primarily to pay down variable-rate debt.


         On November 9, 2001, The Woodlands Land Development Company owned by the Woodlands Land Company and an affiliate of Morgan Stanley, sold two office properties and one retail property located within The Woodlands, Texas. The sales generated net proceeds, after the repayment of debt, of approximately $41.8 million, of which Crescent Real Estate's portion was approximately $19.7 million. The sales generated a net gain of approximately $13.3 million, of which Crescent Real Estate's portion was approximately $3.8 million. The net proceeds received by Crescent Real Estate were used primarily to pay down variable-rate debt.

         During the six months ended June 30, 2002, the Woodlands Commercial Properties Company sold two office properties located within The Woodlands, Texas. The sales generated net proceeds, after the repayment of debt, of approximately $8.9 million, of which the Crescent Real Estate's portion was approximately $4.7 million. The sales generated a net gain of approximately $11.7 million, of which the Crescent Real Estate's portion was approximately $6.0 million. The proceeds received by Crescent Real Estate were used primarily for working capital purposes.






         Consolidated Property Dispositions.

         During the year ended December 31, 2001, Crescent Real Estate sold five office properties, 18 behavioral healthcare properties and other assets. The sales generated net proceeds of approximately $200.4 million and a net gain of approximately $4.4 million. During the six months ended June 30, 2002, Crescent Real Estate sold three office properties. The sales generated net proceeds of approximately $15.2 million and a net gain of approximately $6.2 million.


         Office Segment

         On September 18, 2001, Crescent Real Estate completed the sale of the two Washington Harbour office properties. The sale generated net proceeds of approximately $153.0 million and a net loss of approximately $9.8 million. The proceeds from the sale of the Washington Harbour office properties were used primarily to pay down variable-rate debt and repurchase approximately 4.3 million of Crescent Real Estate's common shares. The Washington Harbour office properties were Crescent Real Estate's only office properties in Washington, D.C.

         On September 28, 2001, The Woodlands Office Equities - '95 Limited, or WOE, owned by Crescent Real Estate and the Woodlands Commercial Properties Company, sold two office properties located within The Woodlands, Texas. The sale generated net proceeds of approximately $11.3 million, of which Crescent Real Estate's portion was approximately $9.9 million. The sale generated a net gain of approximately $3.4 million, of which Crescent Real Estate's portion was approximately $3.0 million. The proceeds received by Crescent Real Estate were used primarily to pay down variable-rate debt.

         On December 20, 2001, WOE sold one office property located within The Woodlands, Texas. The sale generated net proceeds of approximately $2.0 million, of which Crescent Real Estate's portion was approximately $1.8 million. The sale generated a net gain of approximately $1.7 million, of which Crescent Real Estate's portion was approximately $1.5 million. The proceeds received by Crescent Real Estate were used primarily to pay down variable-rate debt.


         On January 18, 2002, Crescent Real Estate completed the sale of the Cedar Springs Plaza, a wholly owned office property in Dallas, Texas. The sale generated net proceeds of approximately $12.0 million and a net gain of approximately $4.5 million. The proceeds from the sale of the Cedar Springs Plaza office property were used primarily to pay down the existing line of credit. The operations for this property, as well as the gain recognized on the sale of this property are included in "Discontinued Operations - Income and Gain on Assets Sold or Held for Sale".

         On May 29, 2002, Woodlands Office Equities, owned by Crescent Real Estate and the Woodlands Commercial Properties, sold two consolidated office properties located within The Woodlands, Texas. The sale generated net proceeds of approximately $3.6 million of which Crescent Real Estate's portion was approximately $3.2 million. The sale generated a net gain of approximately $1.9 million, of which Crescent Real Estate's portion was approximately $1.7 million. The proceeds received by Crescent Real Estate were used primarily to pay down the existing line of credit. These two properties were consolidated, joint venture properties and were included in Crescent Real Estate's office segment. The operations for this property, as well as the gain recognized on the sale of this property are included in "Discontinued Operations - Income and Gain on Assets Sold or Held for Sale".

         As of June 30, 2002, Washington Harbour Phase II Land, located in the Georgetown submarket of Washington, D.C., was considered held for sale. Crescent Real Estate recognized an impairment charge of approximately $1.0 million on this land. After recognition of this impairment, the carrying value of the land at June 30, 2002 was approximately $15.0 million. The land is wholly owned by Crescent Real Estate and is included in Crescent Real Estate's office segment.

         On August 1, 2002, Crescent Real Estate completed the sale of the 6225 North 24th Street office property in Phoenix, Arizona. The sale generated net proceeds of approximately $9.0 million and a net gain of approximately $1.3 million. The proceeds from the sale of the 6225 North 24th Street office property were used to redeem Class A Units from GMACCM. This office property was wholly owned by Crescent Real Estate and was included in Crescent Real Estate's office segment. The operations for this property, as well as the gain recognized on the sale of this property are included in "Discontinued Operations - Income and Gain on Assets Sold or Held for Sale".


         Crescent Real Estate Behavioral Healthcare Properties


         During the year ended December 31, 2001, Crescent Real Estate completed the sale of 18 Crescent Real Estate behavioral healthcare properties. The sales generated approximately $34.7 million in net proceeds and a net gain of approximately $1.6 million for the year ended December 31, 2001. The net proceeds from the sale of the 18 Crescent Real Estate behavioral healthcare properties sold during the year ended December 31, 2001 were used primarily to pay down variable-rate debt. As of December 31, 2001, Crescent Real Estate owned 10 behavioral healthcare properties.


         During the year ended December 31, 2001, Crescent Real Estate recognized an impairment loss of $8.5 million on seven of the behavioral healthcare properties held for disposition. This amount represents the difference between the carrying values and the estimated sales prices less costs of the sales for these seven properties.


         As of June 30, 2002, Crescent Real Estate owned 9 behavioral healthcare properties, all of which were classified as held for sale. The carrying value of the behavioral healthcare properties at June 30, 2002 was approximately $25.0 million. During the three months ended June 30, 2002, Crescent Real Estate recognized an impairment charge of approximately $0.6 million on one of the behavioral healthcare properties held for sale. This amount represents the difference between the carrying value and the estimated sales price less costs of the sale for this property. Depreciation expense has not been recognized since the dates the behavioral healthcare properties were classified as held for sale. Crescent Real Estate has entered into contracts or letters of intent to sell three behavioral healthcare properties and is actively marketing for sale the remaining six behavioral healthcare properties. The sales of these behavioral healthcare properties are expected to close within the year.

         Property Acquisition.

         On August 29, 2002, Crescent Real Estate acquired John Manville Plaza, a 29-story, 675,000 square foot Class A office building located in Denver, Colorado. Crescent Real Estate acquired the property for approximately $91.0 million. The property is wholly owned by Crescent Real Estate and included in the office segment.

         Metropolitan.

         On May 24, 2001, Crescent Real Estate converted its $85.0 million preferred member interest in Metropolitan and $1.9 million of deferred acquisition costs, into approximately $75.0 million of common stock of Reckson, resulting in an impairment charge of approximately $11.9 million. Crescent Real Estate subsequently sold the Reckson common stock on August 17, 2001, for approximately $78.6 million, resulting in a gain of approximately $3.6 million. The proceeds were used to pay down the Fleet Facility.


         Related Party Disclosures.

         DBL Holdings, Inc.


         As of June 30, 2002, Crescent Real Estate owned 97.44% of DBL with the remaining 2.56% economic interest in DBL (including 100% of the voting interest in DBL) held by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate. Originally, Mr. Goff contributed his voting interests in MVDC and HADC originally valued at approximately $0.4 million, and approximately $0.06 million in cash, or total consideration valued at approximately $0.4 million for his interest in DBL.

         DBL has two wholly owned subsidiaries, DBL-ABC, Inc., and DBL-CBO, Inc., the assets of which are described in the following paragraphs, and DBL directly holds 66% of the voting stock in MVDC and HADC. At June 30, 2002, Mr. Goff's book value in DBL was approximately $0.4 million.

         Since June 1999, Crescent Real Estate has contributed approximately $23.8 million to DBL, in the form of cash and loans. These funds used by DBL to make an equity contribution to DBL-ABC, Inc., which committed to purchase a limited partnership interest representing a 12.5% interest in G2 Opportunity Fund. G2 Opportunity Fund was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments and is managed and controlled by an entity that is owned equally by Goff-Moore Strategic Partners, LP, or GMSP, and GMAC Commercial Mortgage Corporation, or GMACCM. The day-to-day operations of G2 are managed jointly by an affiliate of GMACCM and a division of GMSP headquartered in Greenwich, Connecticut and overseen by High Balloch, a principal of GMSP who is unrelated to Crescent Real Estate. The ownership



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



structure of GMSP consists of 50% ownership by Darla Moore, who is married to Richard Rainwater, Chairman of the Board of Trust Managers of Crescent Real Estate, and 50% by John Goff. Mr. Rainwater is also a limited partner of GMSP. At June 30, 2002, DBL had an approximately $14.5 million investment in G2 Opportunity Fund.

         In March 1999, DBL-CBO, Inc. acquired $6.0 million aggregate principal amount of Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a Cayman Island limited liability company. Juniper 1999-1 Class C-1 is the privately placed equity interest of a collateralized bond obligation. During the six months ended June 30, 2002, Crescent Real Estate recognized an impairment charge related to this investment of $5.2 million. As a result of this impairment charge, at June 30, 2002 this investment was valued at $0.

         COPI Colorado, L. P.

         On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to Crescent Real Estate, in lieu of foreclosure, Crescent Operating's 60% general partner interest in COPI Colorado. As a result, Crescent Real Estate increased its ownership interest in CRDI from 90% to 96%. John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate owns a 2.0% voting interest in CRDI with a cost basis of $0.4 million and the remaining 2.0% interest is owned by a third party.

         Loans to Employees and Trust Managers of Crescent Real Estate for Exercise of Stock Options and Unit Options.

         As of June 30, 2002, Crescent Real Estate had approximately $36.6 million of loans outstanding (including approximately $4.4 million loaned during the year ended December 31, 2001 and approximately $4.1 million loaned during the six months ended June 30, 2002) to certain employees and trust managers of Crescent Real Estate on a full recourse basis pursuant to Crescent Real Estate's stock incentive plans and unit incentive plans pursuant to agreements approved by the Board of Directors and the Executive Compensation Committee of Crescent Real Estate. The proceeds of these loans were used by the employees and the trust managers to acquire common shares of Crescent Real Estate pursuant to the exercise of vested stock and unit options. According to the loan agreements, these loans may be repaid in full or in part at any time without premium or penalty. John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of Crescent Real Estate, had a loan comprising $26.3 million of the $32.9 million total outstanding loans at December 31, 2001 and $26.3 million of the $36.6 million total outstanding at June 30, 2002.

         Every month, federal short-term, mid-term and long-term rates (Applicable Federal Rates) are determined and published by the IRS based upon average market yields of specified maturities. Effective November 1, 2001, these loans were amended to reduce the interest rates for their remaining terms to the Applicable Federal Rates as of November. As a result, the interest rates on loans with remaining terms of three years or less at November 1, 2001 were reduced to approximately 2.7% per year and the interest rates on loans with remaining terms greater than three years as of November 1, 2001 were reduced to approximately 4.07% per year. The loans granted during the six months ended June 30, 2002, were also granted at the applicable Federal Interest Rate of 2.7%. These interest rates reflect below prevailing market interest rates; therefore, Crescent Real Estate recorded $0.8 million and $0.1 million of compensation expense for the year ended December 31, 2001 and the six months ended June 30, 2002, respectively. Approximately $0.5 million and $0.2 million of interest was outstanding related to these loans as of December 31, 2001 and June 30, 2002, respectively. No conditions existed at June 30, 2002 which would cause any of the loans to be in default.



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

         On July 29, 2002, the loans made pursuant to Crescent Real Estate's stock incentive plans and unit incentive plans were amended to extend the remaining terms of the loans until July 2012 and to stipulate that every three years the interest rate on the loans will be adjusted to the AFR applicable at that time for a three-year loan. Additionally, the employees and trust managers have been given the option, at any time, to fix the interest rate for each of the loans to the AFR applicable at that time for a loan with a term equal to the remaining term of the loan. Crescent Real Estate estimates that the one-time compensation expense related to these amendments to the loans is approximately $1.8 million. Effective July 29, 2002, Crescent Real Estate will no longer make available to its employees and directors loans pursuant to its stock and unit incentive plans.

         Other.

         On June 28, 2002, Crescent Real Estate purchased and is holding for sale, the home of an executive officer of Crescent Real Estate for approximately $2.65 million which approximates fair market value of the home. This purchase was part of the officer's relocation agreement with Crescent Real Estate.

         Debt Offering.

         On April 15, 2002, Crescent Real Estate completed a private offering of $375.0 million in senior, unsecured notes due 2009, $50.0 million of which were purchased by Richard E. Rainwater, Chairman of the Board of Trust Managers of Crescent Real Estate, and his affiliates and family members, or the Rainwater Group. The notes bear interest at 9.25% and were issued at 100% of issue price. Crescent Real Estate has registered the notes issued to the Rainwater Group for resale. See "Description of Indebtedness - Debt Offering" below for additional information regarding the offering and the notes.


         Shelf Registration Statement.


         On October 29, 1997, Crescent Real Estate filed a shelf registration statement with the Securities and Exchange Commission relating to the future offering of up to an aggregate of $1.5 billion of common shares, preferred shares and warrants exercisable for common shares. Crescent Real Estate's management believes the shelf registration statement will provide Crescent Real Estate with more efficient and immediate access to capital markets when considered appropriate. As of June 30, 2002, approximately $647.3 million was available under the shelf registration statement for the issuance of securities.


         Sale of Preferred Equity Interests in Subsidiary.


         During the year ended December 31, 2000, Crescent Real Estate formed Crescent Real Estate Funding IX, L.P., or Funding IX, and contributed seven office properties and two Crescent Real Estate hotel property to Funding IX. As of June 30 2002, Funding IX held seven office properties and one Crescent Real Estate hotel property. Crescent Real Estate owns 100% of the common voting interests in Funding IX, 0.1% in the form of a general partnership interest and 99.9% in the form of a limited partnership interest.

         Also during the year ended December 31, 2000, GMACCM purchased $275 million of non-voting, redeemable preferred Class A Units in Funding IX. The Class A Units are redeemable at the option of Crescent Real Estate at the original purchase price. As of December 31, 2000, approximately $56.6 million of the Class A Units had been redeemed from GMACCM by Crescent Real Estate and GMACCM held $218.4 million of Class A Units. No redemptions occurred during the year ended December 31, 2001. During the six months ended June 30, 2002, Crescent Real Estate redeemed approximately $187.0 million of the Class A Units, reducing to $31.4 million the amount of Class A




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



Units held by GMACCM. The Class A Units initially received a preferred variable-rate dividend calculated at LIBOR plus 450 basis points. Beginning on March 16, 2002, the preferred variable-rate dividend increased to LIBOR plus 550 basis points, which resulted in a dividend rate of approximately 7.34% per annum as of June 30, 2002.

         Funding IX loaned the net proceeds of the sale of Class A Units in Funding IX and a portion of the net proceeds from the sale of one of the hotel properties held by Funding IX, through an intracompany loan to Crescent SH IX, Inc., or SH IX, for the purchase of common shares of Crescent Real Estate. See "Share Repurchase Program" below. This intracompany loan is eliminated in consolidation.

         On August 29, 2002, Funding IX used approximately $22,700 to redeem from GMACCM all the Class A Units in Funding IX that remained outstanding on that date. As a result of the redemption, GMACCM ceased to be a partner of Funding IX or to have any rights or obligations as a partner and the Company became the sole partner of Funding IX. In connection with the transaction, SH IX transferred the 14,468,623 common shares of Crescent Real Estate held by SH IX to Crescent Real Estate, which holds these common shares as treasury shares and the intercompany loan between Funding IX and SH IX was repaid.

         Following the redemption of all of the outstanding Class A Units, Funding IX distributed two of its office properties, 44 Cook Street, and 55 Madison, and all the equity interests in the limited liability companies that own two other office properties, Miami Center and Chancellor Park, to Crescent Partnership. Crescent Partnership then contributed 44 Cook Street and 55 Madison to another of Crescent Partnership's subsidiaries, Crescent Real Estate Funding VIII, L.P.

         Series A Preferred Offering.

         On April 26, 2002, Crescent Real Estate completed an institutional placement of an additional 2,800,000 shares of Series A Convertible Cumulative Preferred Shares at an $18.00 per share price and with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $50.4 million. The Series A Preferred Shares are convertible at any time, in whole or in part, at the option of the holders thereof into common shares of Crescent Real Estate at a conversion price of $40.86 per common share (equivalent to a conversion rate of 0.6119 common shares per Series A Preferred Share), subject to adjustment in certain circumstances. The Series A Preferred Shares have no stated maturity, are not subject to sinking fund or mandatory redemption and may not be redeemed before February 18, 2003, except in order to preserve Crescent Real Estate's status as a REIT. On or after February 13, 2003, the Series A Preferred Shares may be redeemed, at Crescent Real Estate's option, by paying $25.00 per share plus any accumulated accrued and unpaid distribution. Dividends on the Series A Preferred Shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing May 15, 2002. The annual fixed dividend is $1.6875 per share.

         Net proceeds to Crescent Real Estate from the April 2002 Series A Preferred Offering after underwriting discounts and other offering costs of approximately $2.24 million were approximately $48.2 million. Crescent Real Estate used the net proceeds to redeem Class A Units from GMACCM.

         Series B Preferred Offering.

         On May 17, 2002, Crescent Real Estate completed an offering of 3,000,000 shares of Series B Cumulative Redeemable Preferred Shares with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $75.0 million. The Series B Preferred Shares have no



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

stated maturity, are not subject to sinking fund or mandatory redemption, are not convertible into any other securities of Crescent Real Estate and may not be redeemed before May 17, 2007, except in order to preserve the Crescent Real Estate's status as a REIT. On or after May 17, 2007, the Series B Preferred Shares may be redeemed, at the Crescent Real Estate's option, by paying $25.00 per share plus any accumulated, accrued and unpaid distributions. Dividends on the Series B Preferred Shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing August 15, 2002. The annual fixed dividend is $2.375 per share.

         Net proceeds to Crescent Real Estate from the May 2002 Series B Preferred Offering after underwriting discounts and other offering costs of approximately $2.71 million were approximately $72.3 million. Crescent Real Estate used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

         On June 6, 2002, an additional 400,000 Series B Preferred Shares were sold, resulting in gross proceeds to Crescent Real Estate of approximately $10.0 million. Net proceeds to Crescent Real Estate after underwriting discounts and other offering costs of approximately $0.37 million were approximately $9.6 million. As with the May 2002 Series B Preferred Offering, Crescent Real Estate used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.


         Employee Stock Purchase Plan.

         On June 25, 2001, the shareholders of Crescent Real Estate approved a new Employee Stock Purchase Plan, or the ESPP, that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The ESPP is regarded as a noncompensatory plan under APB No. 25, because it meets the qualifications under Internal Revenue Code 423. Under the terms of the ESPP, eligible employees may purchase common shares of Crescent Real Estate at a price that is equal to 90% of the lower of the common shares' fair market value at the beginning or the end of a quarterly period. The fair market value of a common share is equal to the last sale price of the common shares on the NYSE. Eligible employees may purchase the common shares through payroll deductions of up to 10% of eligible compensation. The ESPP is not subject to the provisions of ERISA. The ESPP was effective October 1, 2001, and will terminate on May 14, 2011.


         The 1,000,000 common shares that may be issued pursuant to the purchase of common shares under the ESPP represent less than 0.95% of Crescent Real Estate's outstanding common shares at June 30, 2002.

         Share Repurchase Program.

         Crescent Real Estate commenced its Share Repurchase Program in March 2000. On October 15, 2001, Crescent Real Estate's Board of Trust Managers increased from $500.0 million to $800.0 million the amount of outstanding common shares that can be repurchased from time to time in the open market or through privately negotiated transactions, or the Share Repurchase Program. As of June 30, 2002, Crescent Real Estate had repurchased 20,256,423 common shares, at an aggregate cost of approximately $386.6 million, resulting in an average repurchase price of $19.09 per common share.

         The following table shows a summary of Crescent Real Estate's common repurchases by year, as of June 30, 2002.



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

(IN MILLIONS)                                                          AVERAGE PRICE
                                                                        PER COMMON
                                         SHARES          TOTAL AMOUNT      SHARE
                                       ----------        ------------  -------------
2000                                   14,468,623           $281.0        $19.43
2001                                    4,287,800             77.1         17.97
SIX MONTHS ENDED JUNE 30, 2002          1,500,000             28.5         19.00
                                       ----------           ------        ------
TOTAL                                  20,256,423(1)        $386.6        $19.09
                                       ==========           ======        ======



-----------
(1) Additionally, 14,530 of Crescent Real Estate's common shares were repurchased outside of the Share Repurchase Program as part of an executive incentive program.

           As of June 30, 2002, Crescent SH IX, a wholly owned subsidiary of Crescent Real Estate, held 14,468,623 of Crescent Real Estate's repurchased common shares. The 14,468,623 common shares were repurchased with the net proceeds of the sale of Class A Units in Funding IX and with a portion of the net proceeds from the sale of one of the properties held by Funding IX. See "Sale of Preferred Equity Interests in Subsidiary" above for a description of Crescent Real Estate's equity financings. These common shares are consolidated as treasury shares in accordance with GAAP. Distributions will continue to be paid on these repurchased common shares and will be used to pay dividends on the Class A Units.

         Crescent Real Estate expects the Share Repurchase Program to continue to be funded through a combination of debt, equity, joint venture capital and selected asset disposition alternatives available to Crescent Real Estate. The amount of common shares that Crescent Real Estate will actually purchase will be determined from time to time in its reasonable judgment, based on market conditions and the availability of funds, among other factors. There can be no assurance that any number of common shares will actually be purchased within any particular time period.


         Share Repurchase Agreement.

         On November 19, 1999, Crescent Real Estate entered into an agreement, or the Share Repurchase Agreement, with UBS to purchase a portion of its common shares from UBS. Crescent Real Estate had the option to settle the Share Repurchase Agreement in cash or common shares. During the year ended December 31, 2000, Crescent Real Estate purchased the 5,809,180 common shares from UBS at an average cost of $17.62 per common share for an aggregate of approximately $102.3 million under the Share Repurchase Agreement with UBS.

         The share repurchase agreement was accounted for under EITF 96-13 and was considered an equity instrument similar to a preferred stock instrument with a cumulative fixed dividend, the forward accretion component or guaranteed return to UBS was accounted for like a preferred dividend. Additionally, the common shares actually issued and outstanding were considered in both the basic and diluted weighted-average shares calculations. The diluted earnings per share calculation also included any contingently issuable common shares.

         Crescent Real Estate has no further obligation under the Share Repurchase Agreement. The purchases were funded primarily through the sale of Class A Units in Funding IX. See "Sale of Preferred Equity Interests in Subsidiary" above.


         Broadband.


         In 2000, Crescent Real Estate made an equity investment in Broadband Office, Inc., or "Broadband", a facilities-based provider of broadband data, video and voice communication services


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
delivered over fiber optic networks, and related entities. In May 2001, Broadband filed for Chapter 11 bankruptcy protection, and Crescent Real Estate's investment in Broadband was approximately $7.2 million. Yipes Communications Group, Inc., or Yipes, another telecom provider, has received approval from the federal bankruptcy court to acquire certain rights formerly owned by Broadband. In addition, Yipes has executed agreements with nine major real estate entities, including Crescent Real Estate, to assume telecom licensing agreements, in modified formats. As part of this transaction, Crescent Real Estate acquired ownership of certain telecom assets previously owned by Broadband and located within office properties in consideration for conveyance of its equity interest in Broadband to Yipes. These telecom assets were independently appraised and valued in excess of Crescent Real Estate's equity interest in Broadband. As a result, Crescent Real Estate reclassified its investment in Broadband of approximately $7.2 million from Other Assets to Building Improvements during the year ended December 31, 2001. Therefore, Broadband's bankruptcy did not have a material effect on the Crescent Real Estate's results of operations for the year ended December 31, 2001 or its financial position as of December 31, 2001.

         Station Casinos, Inc.


         As of April 14, 1999, Crescent Real Estate and Station entered into a settlement agreement for the mutual settlement and release of all claims between Crescent Real Estate and Station arising out of the agreement and plan of merger between Crescent Real Estate and Station, which Crescent Real Estate terminated in August 1998. As part of that settlement agreement, Crescent Real Estate paid $15.0 million to Station on April 22, 1999.

         Change in Crescent Real Estate's Certifying Accountant.

         On June 24, 2002, Crescent Real Estate terminated the engagement of Arthur Andersen LLP as Crescent Real Estate's independent public accountants. Crescent Real Estate has engaged Ernst & Young LLP to serve as Crescent Real Estate's independent public accountants for the fiscal year ending December 31, 2002. Ernst & Young LLP has completed a re-audit of Crescent Real Estate's financial statements for the years ended December 31, 2001, 2000 and 1999.

         Critical Accounting Policies.

         Crescent Real Estate's discussion and analysis of financial condition and results of operations is based on Crescent Real Estate's consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires Crescent Real Estate to make estimates and judgments that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Crescent Real Estate evaluates its assumptions and estimates on an on-going basis. Crescent Real Estate bases its estimates on historical experience and on various other assumptions that Crescent Real Estate believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Crescent Real Estate believes the following critical accounting policies affect our more significant judgments and estimates used in the preparation of our consolidated financial statements.

         Net Investments in Real Estate.

         Real estate and leasehold improvements are classified as long-lived assets to be held and used or held for sale. Properties to be held and used are carried at cost, net of accumulated depreciation.

Properties held for sale are recorded at the lower cost or fair value less cost to sell. In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the properties are periodically evaluated on an individual basis to determine if any value impairment has occurred. With regard to properties to be held and used, an impairment charge is recognized to the extent the sum of undiscounted future operating cash flows is less than the carrying value of the property. For properties held for sale an impairment charge is recognized when the fair value of the property less the estimated cost to sell is less than the carrying value of the property as of the date Crescent Real Estate has a commitment to sell the property or is actively marketing the property for sale. See "Adoption of New Accounting Standards" below for a discussion of impairment losses recognized for the six months ended June 30, 2002.

Depreciation on buildings and improvements is computed using the straight-line method over the estimated useful life of the asset, as follows:

             Buildings and Improvements                5 to 40 years
             Tenant Improvements                       Terms of leases
             Furniture, Fixture and Equipment          3 to 5 years

         Depreciation is not computed on land and land held for investment or development, nor is depreciation computed on property held for sale subsequent to the date the property is classified as held for sale.

         Expenditures for ordinary repairs and maintenance are charged to operations as incurred. Significant renovations and improvements, which improve or extend the useful life of the property are capitalized and subject to the depreciation guidelines discussed above. When a property is sold, its cost and related accumulated depreciation are removed from the books and any resulting gain or loss reflected in net income for the appropriate period.

         Developments in process are carried at cost, which includes land acquisition cost, architectural fees, general contractor fees, construction interest, internal costs related directly to the development and other costs related directly to the construction of the property. Depreciation expense is not recognized until the property is placed in service, which occurs shortly after the building receives a certificate of occupancy.

         Derivative Financial Instruments.

         Crescent Real Estate uses derivative financial debt instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate ratio. As of June 30, 2002, Crescent Real Estate had entered into three cash flow hedge agreements which are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended, by SFAS No. 138, "Accounting for Certain Hedging Activities," establishes accounting and reporting standards for derivative instruments. Specifically, it requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and to measure these instruments at fair value. Changes in fair value will effect either shareholders' equity or net income depending on whether the derivative instrument qualifies as a hedge for accounting purposes. Derivatives that do not qualify as hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the particular nature of the hedge, changes in fair value will either be offset against the change in fair value of the hedged assets or liabilities through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

         Crescent Real Estate uses cash flow hedges to mitigate the variability of cash flows by effectively converting or capping floating rate debt to a fixed rate basis. On a monthly basis, the cash flow hedge is market to fair value through comprehensive income and the cash flow hedge's gain or loss is reported in earnings when the interest on the underlying debt affects earnings. Any ineffective portion of the hedges is immediately reported in Crescent Real Estate's earnings.

         In connection with the debt refinancing in May 2001, Crescent Real Estate entered into a LIBOR interest rate cap, and simultaneously sold a LIBOR interest rate cap with the same terms. These instruments do not qualify as hedges and changes to their respective fair values, which offset each other, are charged to earnings monthly.

         Revenue Recognition.

         Office Properties.

         Crescent Real Estate, as a lessor, has retained substantially all of the risks and benefits of ownership of the office properties and accounts for its leases as operating leases. Crescent Real Estate recognizes income on leases on a straight-line basis over the term of the lease. Certain leases provide for abated rent periods and/or scheduled rental rate increases during the term of the lease. Accordingly, a receivable from tenants, deferred rent receivable, is recorded for the excess of rental revenue recognized on a straight-line basis over the rent that is contractually due from the tenant under the terms of the lease.

         Hotel Properties.

         Prior to the February 14, 2002 transaction with Crescent Operating, Crescent Real Estate had leased all of the hotel properties, except the Omni Austin Hotel, to subsidiaries of Crescent Operating pursuant to eight separate leases. The Omni Austin hotel had been leased under a separate lease to HCD Austin Corporation. The leases provided for the payment by the lessee of the hotel property of (i) base rent, with periodic rent increases if applicable,
(ii) percentage rent based on a percentage of gross receipts or gross room revenues, as applicable, above a specified amount, and (iii) a percentage of gross food and beverage revenues above a specified amount for certain hotel properties. Base rental income under these leases was recognized on a straight-line basis over the terms of the respective leases. Contingent revenue was recognized when the thresholds upon which it is based had been met. On February 14, 2002, Crescent Real Estate executed an agreement with Crescent Operating, pursuant to which Crescent Operating transferred to subsidiaries of Crescent Real Estate, in lieu of foreclosure, Crescent Operating's lessee interests in the eight hotel properties previously leased to Crescent Operating. Revenue from operations of the hotel properties subsequent to the Crescent Operating transaction is recognized when the services are provided.

         Residential Development Properties.

         Revenue from real estate sales is recognized after closing has taken place, title has been transferred, sufficient cash is received to demonstrate the buyer's commitment to pay for the property and collection of the balance of the sales price, if any, is reasonably assured. Substantially, all of the real estate sales through June 30, 2002 have been in cash. The cost of real estate sold is determined using the relative sales value method.

         Revenue from real estate is recognized using the percentage of completion method. Under the percentage of completion method, the percentage of revenue applicable to costs incurred to date, as compared to the total estimated development costs, is recognized in the period of sale. Deferred income




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

related to future development activity at June 30, 2002 is included in accrued liabilities. If real estate is sold prior to completion of all related infrastructure construction, and such uncompleted costs are not significant in relation to total costs, the full accrual method is utilized whereby 100% of the associated revenue is recognized and a commitment liability is established to reflect the allocated estimated future costs to complete the development of such real estate.

         Club initiation fees and membership conversion fees are recorded, when sold, as deferred revenue and recognized as membership fee revenue on a straight-line basis over the number of months remaining until the estimated turnover date, 2010. The partnership is required to sell the club assets to the members no later than the turnover date. Upon formation of Desert Mountain Properties, L.P., the partnership allocated a portion of the fair value of the assets of Desert Mountain to the remaining club memberships and recorded the amount as an intangible asset. Direct costs and an applicable portion of the intangible associated with deferred membership revenue are also deferred and recognized under the same method as the related revenue. These deferred club initiation and membership conversion fees, net of the related deferred costs, are presented on the balance sheets as deferred income. Membership fees included in revenues are net of the related costs. Monthly club dues and transfer fees are recorded as club revenue when earned.

         Adoption of New Accounting Pronouncements.


         In June 2001, the Financial Accounting Standards Board, or FASB, issued SFAS No. 141, "Business Combinations," which provides that all business combinations in the scope of the statement are to be accounted for under the purchase method. This statement is effective for all business combinations initiated after June 30, 2001, as well as all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001, or later. Since Crescent Real Estate currently accounts for its acquisitions under the purchase method, Crescent Real Estate's management does not believe that the adoption of this statement will have a material effect on its interim or annual financial statements.


         In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets," (effective January 1, 2002) which addresses financial accounting and reporting for acquired goodwill and other intangible assets. SFAS 142 specifies that goodwill and some other intangible assets may no longer be amortized, but instead are subject to periodic impairment testing. If an impairment charge is required, the charge is reported as a change in accounting principle and is included in operating results as a Cumulative Effect of a Change in Accounting Principle. SFAS No. 142 provides for a transitional period of up to 12 months. In prior periods, Crescent Real Estate tested goodwill for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets," under which an impairment loss is recognized when expected undiscounted future cash flows are less than the carrying value of the asset. For the year ended December 31, 2001, the expected future operating cash flows of AmeriCold Corporation on an undiscounted basis exceeded the carrying amounts of the properties and other long-lived assets, including goodwill. Accordingly, no impairment was recognized. Upon the adoption of SFAS 142, AmeriCold Corporation compared the fair value of the temperature-controlled logistics properties based on discounted cash flows to the carrying value of the temperature-controlled logistics properties and the related goodwill. Based on this test, the fair value did not exceed the carrying value of the assets and, accordingly, the goodwill was impaired. Any need for impairment must be assessed within the first six months and the amount of impairment must be determined within the next six months. Any additional impairment taken in subsequent interim periods during 2002 related to the initial adoption of this statement will require the first quarter financial statements to be restated. During the three months ended March 31, 2002, Crescent Real Estate recognized a goodwill impairment charge of approximately $10.5 million due to the initial application of this statement. This charge was due to impairments (net of minority interests and taxes) of the goodwill at AmeriCold Corporation of $9.2 million and one of the residential development corporations of $1.3 million. This charge was reported as a change in accounting principle and was included in Crescent Real Estate's consolidated statements of Operations as a "Cumulative Effect of a Change in Accounting Principle" for the three months ended March 31, 2002. Subsequent to March 31, 2002, Crescent Real Estate determined that an additional impairment charge of $1.3 million was required for the goodwill of one of the residential development corporations, bringing to $10.5 million the total impairment charge to be recognized for the six months ended June 30, 2002. In accordance with SFAS No. 142, the financial statements for the quarter ended March 31, 2002 were restated to include the additional impairment charge of $1.3 million. Accordingly, the entire $10.5 million impairment charge against the goodwill of the AmeriCold Corporation and one of the residential development corporations has been included in Crescent Real Estate's consolidated statements of operations as a "Cumulative Effect of a Change in Accounting Principle" for the six months ended June 30, 2002.


         In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for fiscal years beginning after June 15, 2002. Crescent Real Estate has determined that SFAS No. 143 will have no material effect on its interim and annual financial statements.


         In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that the results of operations, including any gains or losses recognized, be disclosed separately on the consolidated statements of operations. Crescent Real Estate adopted SFAS No. 144 on January 1, 2002. From January 1, 2002 through June 30, 2002, Crescent Real Estate sold three office properties and classified two other office assets as held for sale. Crescent Real Estate also owns nine behavioral healthcare properties which are held for sale. In accordance with SFAS No. 144, the results of operations of these assets have been presented as "Discontinued Operations - Income on Assets Sold and Held for Sale" in the accompanying consolidated statements of operations. The carrying values of the assets held for sale have been reflected as "Properties Held for Disposition, Net" in the accompanying consolidated balance sheets. As a result of the adoption, Crescent Real Estate has reclassified certain amounts in prior period financial statements to conform with the new presentation requirements.

           REIT Qualification.

           Crescent Real Estate intends to maintain its qualification as a REIT under Section 856 of the Code. As a REIT, Crescent Real Estate generally will not be subject to corporate federal income taxes as long as it satisfies certain technical requirements of the Code, including the requirement to distribute 90% of its REIT taxable income to its shareholders.

           Funds from Operations.

           FFO, as used in this document, means:

              o  Net Income (Loss) - determined in conformity with GAAP;

              o excluding gains (or losses) from sales of depreciable operating property;

              o  excluding extraordinary items (as defined by GAAP);

              o  plus depreciation and amortization of real estate assets; and

              o after adjustments for unconsolidated partnerships and joint ventures.

         The National Association of Real Estate Investment Trusts ("NAREIT") developed FFO as a relative measure of performance and liquidity of an equity REIT to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. Crescent Real Estate considers FFO an appropriate measure of performance for an equity REIT, and for its investment segments. However, FFO:

              o does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net income);

              o is not necessarily indicative of cash flow available to fund cash needs;

              o should not be considered as an alternative to net income determined in accordance with GAAP as an indication of the Crescent Real Estate's operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or the Crescent Real Estate's ability to make distributions; and

              o Crescent Real Estate's measure of FFO may not be comparable to similarly titled measures of other REITs because these REITs may apply the definition of FFO in a difference manner than Crescent Real Estate.

         Crescent Real Estate has historically distributed an amount less than FFO, primarily due to reserves required for capital expenditures, including leasing costs. The aggregate cash distributions paid to shareholders and unitholders for the six months ended June 30, 2002 and 2001 were $88.7 and $133.6 million, respectively.

         An increase or decrease in FFO does not necessarily result in an increase or decrease in aggregate distributions because Crescent Real Estate's Board of Trust Managers is not required to increase distributions on a quarterly basis unless necessary for Crescent Real Estate to maintain REIT status. However, Crescent Real Estate must distribute 90% of its REIT taxable income (as defined in the Code). Therefore, a significant increase in FFO will generally require an increase in distributions to shareholders and unitholders although not necessarily on a proportionate basis.

         Accordingly, Crescent Real Estate believes that to facilitate a clear understanding of the consolidated historical operating results of Crescent Real Estate, FFO should be considered in conjunction with the Crescent Real Estate's net income and cash flows reported in the consolidated financial statements and notes to the financial statements. However, Crescent Real Estate's measure of FFO may not be comparable to similarly titled measures of other REITs because these REITs may apply the definition of FFO in a different manner than Crescent Real Estate.

                       STATEMENTS OF FUNDS FROM OPERATIONS
                     (DOLLARS AND SHARES/UNITS IN THOUSANDS)



                                                                                                    FOR THE SIX MONTHS
                                                            FOR THE THREE MONTHS ENDED                    ENDED
                                                                     JUNE 30,                            JUNE 30,
                                                            ---------------------------         ---------------------------
                                                              2002              2001              2002              2001
                                                            ---------         ---------         ---------         ---------
                                                                    (UNAUDITED)                          (UNAUDITED)
Net income                                                  $  11,951         $  14,962         $  25,912         $  46,210
Adjustments to reconcile net income to funds from
operations:
Depreciation and amortization of real estate assets            33,530            29,524            65,669            59,019

                                                                                                    FOR THE SIX MONTHS
                                                            FOR THE THREE MONTHS ENDED                    ENDED
                                                                     JUNE 30,                            JUNE 30,
                                                            ---------------------------         ---------------------------
                                                              2002              2001              2002              2001
                                                            ---------         ---------         ---------         ---------
                                                                    (UNAUDITED)                          (UNAUDITED)
(Gain) Loss on property sales, net                             (1,425)              792            (5,189)              462
Cumulative effect of change in accounting principle                --                --            10,465                --
Extraordinary Item - extinguishment of debt
Impairment and other adjustments related to real
estate assets and assets held for sale                             --            10,802                --            10,802
Adjustment for investments in real estate mortgages
and equity of unconsolidated companies:                            --            14,174               600            15,324
   Office Properties                                            1,889             2,015             4,051             4,055
   Residential Development Properties                           2,051             3,851             2,954             6,209
   Temperature-Controlled Logistics Properties                  5,790             5,507            11,501            11,113
   Other                                                        3,130                --             5,776                --
Unitholder minority interest                                    1,513             3,122             4,192             7,191
6 3/4% Series A Preferred Share distributions                  (4,215)           (3,375)           (7,590)           (6,750)
9 1/2% Series B Preferred Share distributions                  (1,009)               --            (1,009)               --
                                                            ---------         ---------         ---------         ---------

Funds from operations(1)                                    $  53,205         $  81,374         $ 117,332         $ 153,635
                                                            =========         =========         =========         =========

Investment Segments:
   Office Segment                                           $  80,502         $  91,744         $ 161,074         $ 181,897
   Resort/Hotel Properties                                     12,637            16,016            33,547            31,768
   Residential Development Properties                          12,474            13,582            28,035            26,648
   Temperature-Controlled Logistics Properties                  5,374             7,139            10,775            15,464
Other:
   Corporate general and administrative                        (5,333)           (6,889)          (11,725)          (12,153)
   Corporate and other adjustments:
      Interest expense                                        (46,450)          (46,833)          (88,722)          (94,281)
      6 3/4% Series A Preferred Share distributions            (4,215)           (3,375)           (7,590)           (6,750)
      9 1/2% Series B Preferred Share distributions            (1,009)               --            (1,009)               --
      Other(2)(3)                                                (775)            9,990            (7,053)           11,042
                                                            ---------         ---------         ---------         ---------
      Corporate general and administrative
Funds from operations(1)                                    $  53,205         $  81,374         $ 117,332         $ 153,635
                                                            =========         =========         =========         =========

Basic weighted average shares                                 104,888           108,370           104,913           107,876
                                                            =========         =========         =========         =========

Diluted weighted average shares/units(4)                      119,292           123,723           118,935           123,351
                                                            =========         =========         =========         =========



-----------
(1) To calculate basic funds from operations, deduct Unitholder minority interest.
(2) Includes interest and other income, preferred return paid to GMACCM, other unconsolidated companies, less depreciation and amortization of non-real estate assets and amortization of deferred financing costs.
(3) For purposes of this schedule, the behavioral healthcare properties' financial information has been included in this line item.
(4) See calculations for the amounts presented in the reconciliation following this table.

         The following schedule reconciles Crescent Real Estate's basic weighted average shares to the diluted weighted average shares/units presented above:



                                              FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                 ENDED JUNE 30,                ENDED JUNE 30,
                                             ----------------------        ----------------------
(SHARES/UNITS IN THOUSANDS)                   2002           2001           2002           2001
                                             -------        -------        -------        -------
Basic weighted average shares:               104,988        108,370        104,913        107,876
Add: Weighted average units                   13,179         13,241         13,184         13,608
Share and unit options                         1,225          2,112            838          1,867
                                             -------        -------        -------        -------

Diluted weighted average shares/units        119,292        123,723        118,935        123,351
                                             =======        =======        =======        =======



    RECONCILIATION OF FUNDS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
                                   ACTIVITIES
                             (DOLLARS IN THOUSANDS)



                                                                       FOR THE SIX MONTHS
                                                                         ENDED JUNE 30,
                                                                   ---------------------------
                                                                     2002              2001
                                                                   ---------         ---------
Funds from operations                                              $ 117,332         $ 153,635
Adjustments:
Depreciation and amortization of non-real estate assets                2,956             1,565
Amortization of deferred financing costs                               5,021             4,732
Impairment charge on real estate assets                                 (600)               --
Amortization of capitalized residential development costs             94,088                --

                                                                       FOR THE SIX MONTHS
                                                                         ENDED JUNE 30,
                                                                   ---------------------------
                                                                     2002              2001
                                                                   ---------         ---------
Expenditures for capitalized residential development costs           (57,250)               --
Gain (Loss) on undeveloped land                                          689               (90)
Minority interest in joint ventures profit and depreciation
and amortization                                                       9,437            11,489
Adjustment for investments in real estate mortgages
and equity of unconsolidated companies                               (24,282)          (21,377)
Change in deferred rent receivable                                    (1,124)           (1,651)
Change in current assets and liabilities                             (51,232)          (32,872)
Distributions received in excess of earnings from
unconsolidated companies                                                  --             4,254
Equity in earnings in excess of distributions received from
unconsolidated companies                                                  10            (8,710)
6 3/4% Series A Preferred Share distributions                          7,590             6,750
9 1/2% Series B Preferred Share distributions                          1,009                --
Non cash compensation                                                     84                78
                                                                   ---------         ---------
Net cash provided by operating activities                          $ 103,728         $ 117,803
                                                                   =========         =========



         The aggregate cash distributions paid to shareholders and unitholders for the year ended December 31, 2001, and 2000, were $245.1 and $281.2 million, respectively.

                       STATEMENTS OF FUNDS FROM OPERATIONS
                     (DOLLARS AND SHARES/UNITS IN THOUSANDS)



                                                                               FOR THE YEAR
                                                                             ENDED DECEMBER 31,
                                                                        ---------------------------
                                                                          2001              2000
                                                                        ---------         ---------
Net (loss) income                                                       $  (4,659)        $ 248,122
Adjustments to reconcile net (loss) income to
   funds from operations:
     Depreciation and amortization of real estate assets                  122,033           119,999
     Gain on rental property sales, net                                    (2,835)         (136,880)
     Impairment and other charges related to real estate assets            21,705            17,874
   Extraordinary item - extinguishment of debt                             10,802             3,928
   Adjustment for investments in real estate mortgages
    and equity of unconsolidated companies:
     Office Properties                                                      6,955             4,973
     Residential Development Properties                                    13,037            25,130
    Temperature-Controlled Logistics Properties                            22,671            26,131
    Other                                                                     144                --
   Unitholder minority interest                                               765            31,120
   6 3/4% Series A Preferred Share distributions                          (13,501)          (13,500)
                                                                        ---------         ---------

Funds from operations(1)                                                $ 177,117         $ 326,897

Investment Segments:
    Office Segment                                                      $ 358,349         $ 361,574
    Resort/Hotel Segment                                                   45,282            71,446
    Residential Development Segment                                        54,051            78,600
    Temperature-Controlled Logistics Segment                               23,806            33,563
    Corporate and other adjustments:
      Interest expense                                                   (182,410)         (203,197)
      6 3/4% Series A Preferred Share distributions                       (13,501)          (13,500)
      Other(2)(3)                                                           8,571            22,484
      Corporate general & administrative                                  (24,249)          (24,073)
      Impairment and other charges related to Crescent Operating          (92,782)               --
                                                                        ---------         ---------
Funds from operations(1)                                                $ 177,117         $ 326,897
                                                                        =========         =========

Basic weighted average shares                                             107,613           113,524
                                                                        =========         =========

Diluted weighted average shares/units(4)                                  122,544           128,732
                                                                        =========         =========



-----------

(1) To calculate basic funds from operations, deduct Unitholder minority interest.

(2) Includes interest and other income, preferred return paid to GMACCM, other unconsolidated companies, less depreciation and amortization of non-real estate assets and amortization of deferred financing costs.
(3) For purposes of this schedule, the behavioral healthcare properties' financial information has been included in this line item.
(4) See calculations for the amounts presented in the reconciliation following this table.

         The following schedule reconciles Crescent Real Estate's basic weighted average shares to the diluted weighted average shares/units presented above:



                                                  FOR THE YEAR
                                               ENDED DECEMBER 31,
                                             ----------------------
(SHARES/UNITS IN THOUSANDS)                   2001           2000
                                             -------        -------
Basic weighted average shares:               107,613        113,524
Add: Weighted average units                   13,404         14,011
      Share and unit options                   1,527          1,197
                                             -------        -------

Diluted weighted average shares/units        122,544        128,732
                                             =======        =======



    RECONCILIATION OF FUNDS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
                                   ACTIVITIES
                             (DOLLARS IN THOUSANDS)



                                                                           FOR THE YEAR ENDED
                                                                               DECEMBER 31,
                                                                       ---------------------------
                                                                          2001              2000
                                                                       ---------         ---------
Funds from operations
Adjustments:                                                           $ 177,117         $ 326,897
    Depreciation and amortization of non-real estate assets                2,934             2,646
    Impairment and other charges related to real estate assets            96,412                --
    Amortization of deferred financing costs                               9,327             9,497
    Gain on undeveloped land                                              (1,590)             (577)
    Increase in receivables from Crescent Operating                      (20,458)               --
    Minority interest in joint ventures profit and depreciation
     and amortization                                                     21,854            21,076
    Adjustment for investments in real estate mortgages
     and equity of unconsolidated companies                              (42,807)          (56,234)
    Change in deferred rent receivable                                     3,744            (8,504)
    Change in current assets and liabilities                             (60,768)          (25,956)
    Distributions received in excess of earnings from
     unconsolidated companies                                             13,874             3,897
    Equity in earnings in excess of distributions received from
     unconsolidated companies                                               (476)          (10,641)
    6 3/4% Series A Preferred Share distributions                         13,501            13,500
    Non cash compensation                                                    149               114
                                                                       ---------         ---------
Net cash provided by operating activities                              $ 212,813         $ 275,715
                                                                       =========         =========


Historical Recurring Office Property Capital Expenditures, Tenant Improvement and Leasing Costs.

         The following table sets forth annual and per square foot recurring capital expenditures (excluding those expenditures which are recoverable from tenants) and tenant improvement and leasing costs for the years ended December 31, 2001, 2000 and 1999, attributable to signed leases, all of which have commenced or will commence during the next 12 months (i.e., the renewal or replacement tenant began or will begin to pay rent) for the office properties consolidated in Crescent Real Estate's financial statements during each of the periods presented. Tenant improvement and leasing costs for signed leases during a particular period do not necessarily equal the cash paid for tenant improvement and leasing costs during such period due to timing of payments.

                                                     2001              2000              1999
                                                  ----------        ----------        ----------
CAPITAL EXPENDITURES:
   Capital Expenditures (in thousands)            $   15,672        $    9,199        $    6,048
   Per square foot                                $     0.58        $     0.33        $     0.19
TENANT IMPROVEMENT AND LEASING COSTS:(1)
   Replacement Tenant Square Feet                  1,099,868         1,126,394         1,259,660
   Renewal Tenant Square Feet                        790,203         1,490,930         1,385,911
   Tenant Improvement Costs (in thousands)        $   12,154        $   16,541        $   14,339
   Per square foot leased                         $     6.43        $     6.32        $     5.42
   Tenant Leasing Costs (in thousands)            $    7,238        $   11,621        $    7,804
   Per square foot leased                         $     3.83        $     4.44        $     2.95
   Total (in thousands)                           $   19,392        $   28,162        $   22,143
     Total per square foot                        $    10.26        $    10.76        $     8.37
     Average lease term                            5.2 years         5.1 years         4.5 years
     Total per square foot per year               $     1.97        $     2.10        $     1.87

-----------
(1) Excludes leasing activity for leases that have less than a one-year term (i.e., storage and temporary space).

         Capital expenditures may fluctuate in any given period subject to the nature, extent and timing of improvements required to be made in Crescent Real Estate's office property portfolio. Crescent Real Estate maintains an active preventive maintenance program in order to minimize required capital improvements. In addition, certain capital improvement costs are recoverable from customers.

         Tenant improvement and leasing costs also may fluctuate in any given year depending upon factors such as the property, the term of the lease, the type of lease (renewal or replacement tenant), the involvement of external leasing agents and overall competitive market conditions. Crescent Real Estate's management believes that future recurring tenant improvements and leasing costs for Crescent Real Estate's existing office properties will approximate on average for "renewal tenants", $6.00 to $10.00 per square foot, or $1.20 to $2.00 per square foot per year based on an average five-year lease term, and, on average for "replacement tenants," $12.00 to $16.00 per square foot, or $2.40 to $3.20 per square foot per year based on an average five-year lease term.

DEBT FINANCING ARRANGEMENTS


         The significant terms of Crescent Real Estate's primary debt financing arrangements existing as of June 30, 2002, are shown below (dollars in thousands).



                                                       Interest                                              Balance
                                                       Rate at                            Expected         Outstanding
                                       Maximum         December                            Payoff          at June 30,
        Description(1)               Borrowings        31, 2001      Maturity Date          Date               2002
SECURED FIXED RATE DEBT:
  AEGON Partnership Note                $267,610          7.53         July 2009          July 2009            267,610
  LaSalle Note I                         239,000          7.83        August 2027        August 2007           239,000
  JP Morgan Mortgage Note            $   197,491          8.31%       October 2016     September 2006     $    197,491
  LaSalle Note II                        161,000          7.79         March 2028        March 2006            161,000
  CIGNA Note                              63,500          7.47       December 2002      December 2002           63,500
  Metropolitan Life Note V                38,417          8.49       December 2005      December 2005           38,417
  Northwestern Life Note                  26,000          7.66        January 2004      January 2004            26,000

                                                       Interest                                              Balance
                                                       Rate at                            Expected         Outstanding
                                       Maximum         December                            Payoff          at June 30,
        Description(1)               Borrowings        31, 2001      Maturity Date          Date               2002
  Woodmen of the World Note                8,500          8.20         April 2009        April 2009              8,500
  Nomura Funding VI Note                   8,109         10.07         July 2020          July 2010              8,109
  Mitchell Mortgage Note                   1,743          7.00       August 2002(2)     August 2002(2)           1,743
  Rigney Promissory Note                     631          8.50       November 2012        June 2012                631
  Construction, Acquisition
  and other obligations for
  various CRDI projects                   13,690      6.28 to 10.0  Nov 02 to Dec 04   Nov 02 to Dec 04         13,557

  Subtotal/Weighted Average          $ 1,025,691          7.85%                                           $  1,025,558

UNSECURED FIXED RATE DEBT:
  Notes due 2009(3)                  $   375,000          9.25%        April 2009        April 2009       $    375,000
  Notes due 2007(4)                      250,000          7.50       September 2007    September 2007          250,000
  Notes due 2002                          97,906          7.00       September 2002    September 2002           97,906
  Other obligations                          541       8.0 to 12.0  Nov 02 to Jan 04   Nov 02 to Jan 04            541

  Subtotal/Weighted Average          $   723,447          8.34%                                           $    723,477

SECURED VARIABLE RATE DEBT:
  Fleet Fund I and II Term Loan      $   275,000          5.14%         May 2005          May 2005        $    275,000
  Deutsche Bank - CMBS Loan(5)           220,000          5.84          May 2004         May 2006(4)           220,000
  National Bank of Arizona                50,000          5.04         June 2003          June 2003             25,726
  Construction, Acquisition
  and other obligations for
  various CRDI projects                   96,069      4.34 to 5.75  Aug 02 to Sept 03  Aug 02 to Sept 03        56,200

Subtotal/Weighted Average            $   641,069          5.33%                                           $    576,926

UNSECURED VARIABLE RATE DEBT
   Fleet Facility(6)                 $   400,000          3.72%         May 2004         May 2005(7)      $    136,500
   JPMorgan Loan Sales
   Facility(4)                            50,000          3.25%        April 2002         July 2002             10,000
                                     -----------      --------     ---------------    --------------      ------------

Subtotal/Weighted Average            $   450,000          3.69                                            $    146,500
                                     -----------      --------                                            ------------

  TOTAL/WEIGHTED AVERAGE             $ 2,840,207         7.17%(8)                                         $  2,472,431
                                     ===========      ========                                            ============

  AVERAGE REMAINING TERM                                               7.5 years          4.1 years


-----------
(1) For more information regarding the terms of Crescent Real Estate's debt financing arrangements, including the amounts payable at maturity for non-amortizing loans, properties securing Crescent Real Estate's secured debt and the method of calculation of the interest rate for Crescent Real Estate's variable-rate debt, see "Note 8. Notes Payable and Borrowings under the Fleet Facility" included in the Financial Statements of Crescent Real Estate for the six months ended of June 30, 2002 (unaudited).
(2) In August 2002, the Mitchell Mortgage Note was extended through September 2003.
(3) For a description of the 2009 Notes, see "Debt Offering" below.
(4) The 2002 Notes were repaid and retired in September 2002.
(5) This loan has two one-year extension options.
(6) This facility has a one-year extension option.
(7) This is an uncommitted facility
(8) The overall weighted average interest rate does not include the effect of Crescent Real Estate's cash flow hedge requirements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.89%.

         The following table shows information about Crescent Real Estate's consolidated fixed and variable-rate debt and does not take into account any extension options, hedging arrangements or Crescent Real Estate's anticipated pay-off dates.



(IN THOUSANDS)                                                                              WEIGHTED
                                                                          WEIGHTED          AVERAGE
                                       AMOUNT             % OF DEBT     AVERAGE RATE      MATURITY(3)
                                    ------------          ---------     ------------      -----------
FIXED-RATE DEBT                     $  1,749,005              71%           8.1%          10.9 years
VARIABLE RATE DEBT                       723,426              29%           4.6%           1.9 years
                                    ------------             ---            ---           ----------

TOTAL DEBT                          $  2,472,431             100%(1)        7.2%(2)        7.5 years
                                    ============             ===            ===           ==========


-----------
(1) Including the $527.0 million of hedged variable rate debt, the percentages for fixed-rate debt and variable-rate debt are 92% and 8%, respectively.
(2) Including the effect of hedge arrangements the overall weighted average interest rate would have been 7.89%. (3) Based on contractual maturities. The overall weighted average maturity is 4.1 years based on Crescent Real Estate's expected payoff dates.

         Below are the aggregate principal payments required by year as of June 30, 2002 under indebtedness of Crescent Real Estate. Scheduled principal installments and amounts due at maturity are included.



                                                    UNSECURED DEBT
                   SECURED          UNSECURED       LINE OF CREDIT       TOTAL(1)
                  ----------        ----------      --------------      ----------
(in thousands)
2002              $   92,845        $  108,322        $       --        $  201,167
2003                  88,722                --                --            88,722
2004                 262,896               125           136,500           399,521
2005                 329,339                --                --           329,339
2006                  18,938                --                --            18,938
Thereafter           809,744           625,000                --         1,434,744
                  ----------        ----------        ----------        ----------

                  $1,602,484        $  733,447        $  136,500        $2,472,431
                  ==========        ==========        ==========        ==========



-----------
(1) These amounts do not represent the effect of a one-year extension option of the Fleet Facility and two one-year extension options on the Deutsche Bank - CMBS Loan., as noted above.

         As of June 30, 2002, Crescent Real Estate had $201.2 million of secured and unsecured debt due during 2002, consisting primarily of the Cigna Note, the Mitchell Mortgage Note, unsecured short-term borrowings and the 2002 Notes. In August 2002 , the Mitchell Mortgage Note was extended through September 2003. In September 2002, the 2002 Notes were repaid and retired. Borrowings under the revolving line of credit are expected to be used to repay the $63.5 million CIGNA Note due in December 2002.

         Crescent Real Estate's policy with regard to the incurrence and maintenance of debt is based on a review and analysis of the following:


         o investment opportunities for which capital is required and the cost of debt in relation to such investment opportunities;

         o  the type of debt available (secured or unsecured);

         o  the effect of additional debt on existing coverage ratios;

         o the maturity of the proposed debt in relation to maturities of existing debt; and

         o exposure to variable-rate debt and alternatives such as interest-rate swaps and cash flow hedges to reduce this exposure.

         Debt service coverage ratios for a particular period are generally calculated as net income plus depreciation and amortization, plus interest expense, plus extraordinary or non-recurring losses, minus extraordinary or non-recurring gains, divided by debt service (including principal and interest payable during the period of calculation). The calculation of the debt service coverage ratio for the Fleet Facility is calculated using the method described above, including certain pro forma adjustments.


         Some of Crescent Real Estate's debt restricts its activities, including its ability to pledge assets, create liens, incur additional debt, enter into transactions with affiliates and make some types of payments, issuances of equity and distributions on equity.

         Any uncured or unwaived events of default on Crescent Real Estate's loans can trigger an acceleration of payment on the loan in default. In addition, a default by Crescent Real Estate or any of its subsidiaries with respect to any indebtedness in excess of $5.0 million generally will result in a default under the Fleet Facility and the Fleet I and II Term Loan after the notice and cure periods for the other indebtedness have passed. As of June 30, 2002, Crescent Real Estate was in compliance with all of its debt service coverage ratios and other covenants related to its outstanding debt. Crescent Real Estate's debt facilities generally prohibit loan pre-payment for an initial period, allow pre-payment with a penalty during a following specified period and allow pre-payment without penalty after the expiration of that period. During the six months ended June 30, 2002 and the year ended December 31, 2001, there were no circumstances that would require pre-payment penalties or increased collateral related to Crescent Real Estate's existing debt.

         Debt Offering.

         On April 15, 2002, Crescent Real Estate completed a private offering of $375.0 million in senior, unsecured notes due 2009. The notes bear interest at an annual rate of 9.25% and were issued at 100% of issue price. The notes are callable after April 15, 2006. Interest will be payable in cash on April 15 and October 15 of each year, beginning October 15, 2002. On October 15, 2002, Crescent Real Estate completed an exchange offer pursuant to which it exchanged registered notes for $325.0 million of the private notes. In addition, Crescent Real Estate registered the remaining $50.0 million of private notes for resale. The $50.0 million of private notes were issued to Richard E. Rainwater, the Chairman of the Board of Trust Managers of Crescent Real Estate, and certain of his affiliates and family members.

         The net proceeds from the offering of notes were approximately $366.5 million. Approximately $309.5 million of the proceeds were used to pay down amounts outstanding under the Fleet Facility, and the remaining proceeds were used to pay down $5.0 million of short-term indebtedness and redeem approximately $52.0 million of Class A Units in Funding IX from GMACCM. See "Sale of Preferred Equity Interests in Subsidiary" for a description of the Class A Units in Funding IX held by GMACCM.


Debt Refinancing and Fleet Facility


         In May 2001, Crescent Real Estate (i) repaid and retired the UBS Facility which consisted of the UBS Line of Credit, the UBS Term Loan I and the UBS Term Loan II; (ii) repaid and retired the iStar Financial Note; and (iii) modified and replaced the Fleet Term Note II with proceeds from a $970.0 million debt refinancing. In May 2001, Crescent Real Estate wrote off $10.8 million of deferred financing costs related to the early extinguishment of the UBS Facility which is included in "Extraordinary Item - Extinguishment of Debt."

New Debt Resulting from Refinancing


                                             MAXIMUM              INTEREST                        MATURITY
          DESCRIPTION                       BORROWING               RATE                            DATE
-----------------------------               ---------     --------------------------              --------
     (dollars in millions)
Fleet Facility                               $400.0(1)    LIBOR + 187.5 basis points                2004(2)
Fleet Fund I and II Term Loan                $275.0       LIBOR + 325 basis points                  2005
Deutsche Bank - CMBS Loan                    $220.0       LIBOR + 234 basis points                  2004(3)
Deutsche Bank Short-Term Loan                $ 75.0       LIBOR + 300 basis points                  2001(4)

-----------
(1) The $400.0 million Fleet Facility is an unsecured revolving line of credit. The weighted average interest rate from the origination of the loan in May 2001 through December 31, 2001 is 5.38%.
(2) One-year extension option.
(3) Two one-year extension options.
(4) Repaid September 19, 2001.

Debt Repaid or Modified by Refinancing


                           MAXIMUM               INTEREST                    MATURITY         BALANCE
    DESCRIPTION           BORROWING                RATE                        DATE      REPAID/MODIFIED(1)
---------------------     ---------      ------------------------            --------    ------------------
(dollars in millions)
UBS Line of Credit         $300.0(1)     LIBOR + 250 basis points              2003(2)        $165.0
UBS Term Loan I            $146.8        LIBOR + 250 basis points              2003           $146.8
UBS Term Loan II           $326.7        LIBOR + 275 basis points              2004(3)        $326.7
Fleet Term Note II         $200.0        LIBOR + 400 basis points              2003(4)        $200.0
iStar Financial Note       $ 97.1        LIBOR + 175 basis points              2001           $ 97.1

-----------
(1) All the amounts listed, other than the Fleet Term Note II, were repaid. In May 2001, the Fleet Term Note II was modified and replaced by the Fleet Fund I and II Term Loan.

Cash Flow Hedges


         Crescent Real Estate uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate debt ratio. As of June 30, 2002, Crescent Real Estate had entered into three cash flow hedge agreements which are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133".

         The following table shows information regarding Crescent Real Estate's cash flow hedge agreements as of June 30, 2002 and interest expense and unrealized gains for the six months ended June 30, 2002 (dollars in millions):



                                                                                     ADDITIONAL
                                                                                  INTEREST EXPENSE
                                                                                     FOR THE SIX            UNREALIZED GAINS
                NOTIONAL         MATURITY   REFERENCE             FAIR              MONTHS ENDED         IN OTHER COMPREHENSIVE
ISSUE DATE       AMOUNT            DATE       RATE            MARKET VALUE          JUNE 30, 2002        INCOME AT JUNE 30, 2002
----------      --------         --------   ---------         ------------        -----------------      ------------------------
 7/21/99         $200.0           9/2/03     6.183%              $(9.3)                 $4.2                      $1.5
 5/15/01          200.0           2/3/03      7.11%               (6.6)                  5.3                       4.2
 4/14/00          100.0          4/18/04      6.76%               (6.9)                  2.4                       0.3

         Crescent Real Estate has designated its three cash flow hedge agreements as cash flow hedges of LIBOR-based monthly interest payments on a designated pool of variable-rate LIBOR indexed debt that reprices closest to the reset dates of each cash flow hedge agreement. For retrospective effectiveness testing, Crescent Real Estate uses the cumulative dollar offset approach as described in Derivatives Implementation Group, or DIG, Issue E8. The DIG is a task force designed to assist the FASB in answering questions that companies have resulting from implementation of SFAS No. 133 and 138. Crescent Real Estate uses the change in variable cash flows method as described in DIG Issue G7 for prospective testing as well as for the actual recording of ineffectiveness, if any. Under this method, Crescent Real Estate will compare the changes in the floating rate portion of each cash flow hedge to the floating rate of the hedged items. The cash flow hedges have been and are expected to remain highly effective. Changes in the fair value of these highly effective hedging instruments are recorded in accumulated other comprehensive income. The effective portion that has been deferred in accumulated other comprehensive income will be reclassified to earnings as interest expense when the hedged items impact earnings. If a cash flow hedge falls outside 80%-125% effectiveness for a quarter, all changes in the fair value of the cash flow hedge for the quarter will be recognized in earnings during the current period. If it is determined based on prospective testing that it is no longer likely a hedge will be highly effective on a prospective basis, the hedge will no longer be designated as a cash flow hedge and will no longer qualify for accounting in accordance with SFAS Nos. 133 and 138.


         Over the next twelve months, an estimated $18.0 million to $19.0 million will be reclassified from accumulated other comprehensive income to interest expense and charged against earnings related to the effective portions of the cash flow hedge agreements.

         Additionally, CRDI, a consolidated subsidiary of Crescent Real Estate, also uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt. As of June 30, 2002, CRDI had entered into three cash flow hedge agreements, which are accounted for in conformity with SFAS Nos. 133 and 138.

         The following table shows information regarding CRDI's cash flow hedge agreements as of June 30, 2002 and additional capitalized interest for the six months ended June 30, 2002. Unlike the additional interest on Crescent Real Estate's cash flow hedges which was expensed, the additional interest on CRDI's cash flow hedges was capitalized, as it is related to debt for projects that are currently under development. Capitalized interest is related to debt for projects that are currently under development.



                                                                        FAIR              ADDITIONAL INTEREST
    ISSUE       NOTIONAL         MATURITY         REFERENCE            MARKET          EXPENSE FOR THE SIX MONTHS
     DATE        AMOUNT            DATE             RATE                VALUE             ENDED JUNE 30, 2002
   --------     --------        ----------        ---------            ------          --------------------------
   1/2/2001     $15,538         11/16/2002           4.34%              $(353)                    $187
   9/4/2001       6,650           9/4/2003           5.09%               (117)                      75
   9/4/2001       4,800           9/4/2003           5.09%                (88)                      54



         CRDI uses the shortcut method described in SFAS No. 133, which eliminates the need to consider ineffectiveness of the hedges, and instead assumes that the hedges are highly effective.

Interest Rate Caps

         In connection with the closing of the Deutsche Bank-CMBS Loan in May 2001, Crescent Real Estate entered into a LIBOR interest rate cap struck at 7.16% for a notional amount of $220.0 million, and simultaneously sold a LIBOR interest rate cap with the same terms. Since these instruments do not reduce Crescent Real Estate's net interest rate risk exposure, they do not qualify as hedges and changes to their respective fair values are charged to earnings. As the significant terms of these arrangements are substantially the same, the effects of a revaluation of these instruments are expected to substantially offset each other.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

         Crescent Real Estate's use of financial instruments, such as debt instruments, subject Crescent Real Estate to market risk which may affect Crescent Real Estate's future earnings and cash flows as well as the fair value of its assets. Market risk generally refers to the risk of loss from changes in interest rates and market prices. Crescent Real Estate manages its market risk by attempting to match anticipated inflow of cash from its operating, investment and financing activities with anticipated outflow of cash to fund debt payments, distributions to shareholders, investments, capital expenditures and other cash requirements. Crescent Real Estate also enters into derivative financial instruments such as interest rate swaps to mitigate its interest rate risk on a related financial instrument or to effectively lock the interest rate on a portion of its variable-rate debt.

         The following discussion of market risk is based solely on hypothetical changes in interest rates related to Crescent Real Estate's variable-rate debt. This discussion does not purport to take into account all of the factors that may affect the financial instruments discussed in this section.

Interest Rate Risk


         Crescent Real Estate's interest rate risk is most sensitive to fluctuations in interest rates on its short-term variable-rate debt. Crescent Real Estate had total outstanding debt of approximately $2.5 billion at June 30, 2002, of which approximately $196.4 million, or approximately 7.95%, was unhedged variable-rate debt. The weighted average interest rate on such variable-rate debt was 4.09% as of June 30, 2002. A 10% (40.9 basis point) increase in the weighted average interest rate on such variable-rate debt would result in an annual decrease in net income and cash flows of approximately $0.8 million based on the unhedged variable-rate debt outstanding as of June 30, 2002, as a result of the increased interest expense associated with the change in rate. Conversely, a 10% (40.9 basis point) decrease in the weighted average interest rate on such unhedged variable-rate debt would result in an annual increase in net income and cash flows of approximately $0.8 million based on the unhedged variable rate debt outstanding as of June 30, 2002, as a result of the decreased interest expense associated with the change in rate.


Cash Flow Hedges


         Crescent Real Estate uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate debt ratio. As of June 30, 2002, Crescent Real Estate had entered into three cash flow hedge agreements which are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133."

         The following table shows information regarding Crescent Real Estate's cash flow hedge agreements as of June 31, 2002, and interest expense and unrealized gains for the six months ended June 30, 2002 (dollars in millions):

                                                                                      ADDITIONAL
                                                                                       INTEREST
                                                                                   EXPENSE FOR THE
                                                                                      SIX MONTHS             UNREALIZED GAINS
                NOTIONAL         MATURITY     REFERENCE            FAIR              ENDED JUNE 30,       IN OTHER COMPREHENSIVE
ISSUE DATE       AMOUNT            DATE         RATE          MARKET VALUE               2002            INCOME AT JUNE 30, 2002
----------      --------         --------     ---------       ------------         ----------------      ------------------------
 7/21/99         $200.0           9/2/03       6.183%            $(9.3)                  $4.2                     $1.5
 5/15/01          200.0           2/3/03       7.11%              (6.6)                   5.3                      4.2
 4/14/00          100.0          4/18/04       6.76%              (6.9)                   2.4                      0.3


         Crescent Real Estate has designated its three cash flow hedge agreements as cash flow hedges of LIBOR-based monthly interest payments on a designated pool of variable-rate LIBOR indexed debt that reprices closest to the reset dates of each cash flow hedge agreement. For retrospective effectiveness testing, Crescent Real Estate uses the cumulative dollar offset approach as described in Derivatives Implementation Group, or DIG, Issue E8. The DIG is a task force designed to assist the FASB in answering questions that companies have resulting from implementation of SFAS No. 133 and 138. Crescent Real Estate uses the change in variable cash flows method as described in DIG Issue G7 for prospective testing as well as for the actual recording of ineffectiveness, if any. Under this method, Crescent Real Estate will compare the changes in the floating rate portion of each cash flow hedge to the floating rate of the hedged items. The cash flow hedges have been and are expected to remain highly effective. Changes in the fair value of these highly effective hedging instruments are recorded in accumulated other comprehensive income. The effective portion that has been deferred in accumulated other comprehensive income will be reclassified to earnings as interest expense when the hedged items impact earnings. If a cash flow hedge falls outside 80%-125% effectiveness for a quarter, all changes in the fair value of the cash flow hedge for the quarter will be recognized in earnings during the current period. If it is determined based on prospective testing that it is no longer likely a hedge will be highly effective on a prospective basis, the hedge will no longer be designated as a cash flow hedge and no longer qualify for accounting in accordance with SFAS Nos. 133 and 138.


         Over the next twelve months, an estimated $18.0 million to $19.0 million related to the effective portions of the cash flow hedge agreements will be reclassified from accumulated other comprehensive income to interest expense and charged against earnings related to the effective portions of the cash flow hedge agreements.

         Additionally, CRDI, one of Crescent Real Estate's consolidated subsidiaries, also uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt. As of June 30, 2002, CRDI had entered into three cash flow hedge agreements, which are accounted for in conformity with SFAS Nos. 133 and 138.

         The following table shows information regarding CRDI's cash flow hedge agreements as of June 30, 2002 and additional capitalized interest for the six months ended June 30, 2002. Capitalized interest is related to debt for projects that are currently under development.



                                                                        FAIR            ADDITIONAL INTEREST
    ISSUE         NOTIONAL        MATURITY         REFERENCE           MARKET           EXPENSE FOR THE YEAR
     DATE          AMOUNT           DATE              RATE             VALUE            ENDED JUNE 30, 2002
   --------       --------       ----------        ---------           ------           -------------------
   1/2/2001       $10,818        11/16/2002          4.34%             $(353)                     $187
   9/4/2001         6,650          9/4/2003          5.09%              (117)                     $ 75
   9/4/2001         4,800          9/4/2003          5.09%             $ (88)                     $ 54

         CRDI uses the shortcut method described in SFAS No. 133, which eliminates the need to consider ineffectiveness of the hedges, and instead assumes that the hedges are highly effective.


      PRICE RANGE OF CRESCENT OPERATING COMMON STOCK, DIVIDENDS AND RELATED
                               STOCKHOLDER MATTERS

         Effective June 12, 1997, shares of Crescent Operating's common stock were distributed to shareholders of Crescent Real Estate and unit holders of Crescent Partnership of record on May 30, 1997. For Crescent Real Estate shareholders, the distribution was made on the basis of one share of Crescent Operating common stock for every 10 common shares of beneficial interest of Crescent Real Estate held on the record date, and for limited partners of Crescent Partnership, the distribution was made on the basis of one share of Crescent Operating common stock for every 5 units of limited partnership interest held on the record date. Crescent Operating's common stock, $0.01 par value per share, began trading on the OTC Bulletin Board on June 13, 1997. Effective September 8, 1997, Crescent Operating's common stock was listed on the NASDAQ National Market under the symbol "COPI" and effective April 27, 2000, Crescent Operating's shares again began trading on the OTC Bulletin Board because Crescent Operating's shares became ineligible for continued NASDAQ listing.


         The following table reflects the high and low bid prices of Crescent Operating's common stock for each calendar quarter indicated.



                                           PRICE
                                  ------------------------
                                    HIGH            LOW
                                  --------        --------
2002
First Quarter                     $   0.43        $   0.01
Second Quarter                        0.45            0.35

Third Quarter                         0.41            0.18
Fourth Quarter                        0.28            0.23
(through October 11, 2002)

2001
First Quarter                     $   1.63        $   0.63
Second Quarter                        1.25            0.65
Third Quarter                         0.73            0.25
Fourth Quarter                        0.26            0.03

2000
First Quarter                     $   3.69        $   2.06
Second Quarter                        2.75            1.25
Third Quarter                         1.75            1.19
Fourth Quarter                        1.13            0.45

1999
First Quarter                     $   5.25        $   3.06
Second Quarter                        7.63            3.25
Third Quarter                         7.13            4.00
Fourth Quarter                        4.63            2.25

         As of September 30, 2002, there were approximately 182 holders of record of Crescent Operating's common stock. No cash dividends have been declared or paid in respect of Crescent Operating's common stock. In addition, the Settlement Agreement limits Crescent Operating's ability to incur additional indebtedness, incur liens, pay dividends or make certain other restrictive payments.


    PRICE RANGE OF CRESCENT REAL ESTATE COMMON SHARES, DIVIDENDS AND RELATED
                               SHAREHOLDER MATTERS

         Crescent Real Estate's common shares have been traded on the New York Stock Exchange under the symbol "CEI" since the completion of its initial public offering at a price of $12.50 per share in May 1994. For each calendar quarter indicated, the following table reflects the high and low sales prices during the quarter for the common shares and the distributions per share declared by Crescent Real Estate with respect to each quarter.


                                            PRICE
                               -----------------------------
                                  HIGH                LOW                DISTRIBUTIONS
                               --------             --------             -------------
2002
First Quarter                  $  19.60             $  16.87                $  0.375
Second Quarter                 $  20.01             $  18.50                $  0.375
Third Quarter                      [  ]                 [  ]                   [ ]
Fourth Quarter
(through ______, 2002)             [  ]                 [  ]                   [ ]

2001
First Quarter                 $   23.56             $   20.90               $  0.55
Second Quarter                    25.24                 22.26                  0.55
Third Quarter                     25.09                 18.75                  0.375(1)
Fourth Quarter                    21.58                 16.30                  0.375(1)

2000
First Quarter                 $   19.75            $    15.75               $  0.55
Second Quarter                    22.19                 16.94                  0.55
Third Quarter                     23.19                 20.69                  0.55
Fourth Quarter                    23.44                 19.50                  0.55

1999
First Quarter                 $   23.94            $    20.50               $  0.55
Second Quarter                    24.94                 20.00                  0.55
Third Quarter                     24.13                 17.38                  0.55
Fourth Quarter                    18.44                 15.13                  0.55


-----------
(1) On October 17, 2001, Crescent Real Estate announced that its quarterly distribution would be reduced from $0.55 per common share, or an annualized distribution of $2.20 per common share, to $0.375 per common share, or an annualized distribution of $1.50 per common share.

As of January 31, 2002, there were approximately 1,063 holders of record of the common shares.

DISTRIBUTION POLICY

         The actual results of operations of Crescent Real Estate and the amounts actually available for distribution will be affected by a number of factors, including:

         o  the operating and interest expenses of Crescent Real Estate;

         o  the ability of tenants to meet their rent obligations;

         o general leasing activity in the markets in which the office properties are located;

         o consumer preferences relating to the Crescent Real Estate hotel properties;

         o  cash flows from unconsolidated entities;

         o  the general condition of the United States economy;

         o  federal, state and local taxes payable by Crescent Real Estate;

         o  capital expenditure requirements; and

         o  the adequacy of cash reserves.


         Future distributions by Crescent Real Estate will be at the discretion of the Board of Trust Managers. The Board of Trust Managers has indicated that it will review the adequacy of Crescent Real Estate's distribution rate on a quarterly basis.


         Under the Internal Revenue Code, REITs are subject to numerous organizational and operational requirements, including the requirement to distribute at least 90% of REIT taxable income each year (95% in 2000 and prior years). Pursuant to this requirement, Crescent Real Estate was required to distribute $111.7 million and $166.1 million for 2001 and 2000, respectively. Actual distributions by Crescent Real Estate were $245.1 million and $281.2 million for 2001 and 2000, respectively.


         Distributions by Crescent Real Estate to the extent of its current and accumulated earnings and profits for federal income tax purposes generally will be taxable to a shareholder as ordinary dividend income. Distributions in excess of current and accumulated earnings and profits will be treated as a nontaxable reduction of the shareholder's basis in such shareholder's shares, to the extent thereof, and thereafter as a capital gain. Distributions that are treated as a reduction of the shareholder's basis in its shares will have the effect of deferring taxation until the sale of the shareholder's shares. No assurances can be given regarding what portion, if any, of distributions in 2002 or subsequent years will constitute a return of capital for federal income tax purposes.

         On October 17, 2001, Crescent Real Estate announced that its quarterly distribution would be reduced from $0.55 per common share, or an annualized distribution of $2.20 per common share, to $0.375 per common share, or an annualized distribution of $1.50 per common share.


         Following is the income tax status of distributions paid during the years ended December 31, 2001 and 2000 to common shareholders:

                                    2001      2000
                                    -----     -----
Ordinary dividend                   50.3%     51.5%
Capital gain                         --        6.4%
Return of capital                   49.7%     35.9%
Unrecaptured Section 1250 Gain       --        6.2%



         Distributions on the 8,000,000 6-3/4% Series A Convertible Cumulative Preferred Shares issued by Crescent Real Estate in February 1998 are payable at the rate of $1.6875 per annum per Series A Convertible Cumulative Preferred Share, prior to distributions on the common shares.

         Following is the income tax status of distributions paid during the years ended December 31, 2001 and 2000 to preferred shareholders:



                                     2001       2000
                                    ------      -----
Ordinary dividend                   100.0%      83.7%
Capital gain                         --          8.2%
Unrecaptured Section 1250 Gain       --          8.1%





     SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF
                               CRESCENT OPERATING



         The following table sets forth, as of October 15, 2002, unless otherwise indicated, information regarding beneficial ownership of shares of Crescent Operating common stock by (i) the sole director of Crescent Operating,
(ii) the sole executive officer of Crescent Operating, (iii) each person known by Crescent Operating to beneficially own more than 5% of the Crescent Operating common stock, and (iv) all directors and executive officers of Crescent Operating as a group. Unless otherwise noted below, each person or entity named in the table has sole voting power and sole investment power with respect to each of the shares beneficially owned by such person or entity.


BENEFICIAL OWNERSHIP


       Name and Address of Beneficial Owner            Number of Shares         Percent of Outstanding Shares (8)
       ------------------------------------            ----------------         ---------------------------------
            Jeffrey L. Stevens (1)(2)                     207,800 (3)                          1.9%
          777 Taylor Street, Suite 1050
             Fort Worth, Texas 76102

              Richard E. Rainwater                      1,253,714 (4)                         11.5%
           777 Main Street, Suite 2250
             Fort Worth, Texas 76102

       Name and Address of Beneficial Owner            Number of Shares         Percent of Outstanding Shares (8)
       ------------------------------------            ----------------         ---------------------------------
          Performance Capital Group, LLC                1,073,339 (5)                          9.9%
            14 Wall Street, 27th Floor
             New York, New York 10005

                   John C. Goff                           858,121 (6)                          7.5%
           777 Main Street, Suite 2100
             Fort Worth, Texas 76102

          Magten Asset Management Corp.                   670,300 (7)                          6.2%
              35 East 21st Street
            New York, New York 10010

       All Directors and Executive Officers               207,800 (3)                          1.9%
            As a Group (one person)


-----------
(3) Includes 5,000 restricted shares issued pursuant to Crescent Operating's Amended Stock Incentive Plan, all of which have vested, that is, the restrictions on the shares have lapsed. Also includes 202,800 shares underlying stock options issued pursuant to the Amended Plan or the Management Stock Incentive Plan, all of which are vested.
(4) Includes 45,178 shares beneficially owned by Ms. Darla D. Moore, who is
    Mr. Rainwater's spouse. However, Mr. Rainwater disclaims beneficial ownership with respect to all shares owned by his spouse. Includes 854,146 shares owned indirectly by Mr. Rainwater, including (i) 10,520 shares owned by Rainwater, Inc., a Texas corporation, of which Mr. Rainwater is a director and the sole owner; (ii) 624,224 shares owned by Office Towers LLC, a Nevada limited liability company, of which Mr. Rainwater and Rainwater, Inc. own an aggregate 100% interest; and (iii) 219,402 shares owned by The Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, of which Mr. Rainwater is the sole trustee. Also includes 116,562 shares underlying a stock option which have vested.
(5) Based on the Form 4 filed by Performance Capital Group, LLC, on October 1, 2002 and correspondence with Performance Capital Group and its representatives. Crescent Operating learned in August 2002 that Performance Capital Group had acquired more than 10% of Crescent Operating's common stock, as reflected in the Schedule 13G filed by Performance Capital Group on August 9, 2002. Ownership of more than 10% of Crescent Operating common stock exceeds the "poison pill" threshold found in Crescent Operating's Preferred Share Purchase Rights Agreement, and triggers certain events under that Agreement. Upon inquiry, it became immediately clear that Performance Capital Group had inadvertently exceeded the poison pill threshold and Performance Capital Group promptly undertook to sell down below the 10% threshold, as evidenced by the Form 4 filed by Performance Capital Group, LLC, on October 1, 2002. Accordingly, the board of directors of COPI, acting in accordance with the Preferred Share Purchase Rights Agreement, has determined that Performance Capital Group's acquisitions did not trigger any events under that Agreement.
(6) Based solely on the Schedule 13D as amended through the amendment dated March 4, 2002, filed by COPI Colorado, L.P., Crescent Operating, Inc. and John C. Goff, includes 15,256 shares owned by Goff Family, L.P., a Delaware limited partnership, of which Mr. Goff is a general partner, and 61 shares held for Mr. Goff's benefit in Crescent Operating's 401(k) plan. Mr. Goff disclaims beneficial ownership with respect to all shares owned by Goff Family, L.P. in excess of his pecuniary interest in the partnership. Also includes 549,190 shares underlying stock options all of which are vested.
(7) Based solely on the Schedule 13G as amended through the amendment dated February 8, 2002, filed by Magten Asset Management Corp., it is Crescent Operating's understanding that (i) Magten is an investment advisor; and
    (ii) Magten has shared, but no sole, voting power and dispositive power with respect to all of the reported shares.
(8) Except where specifically noted, the percentage of Crescent Operating common stock a person beneficially owns is based on 10,828,497 outstanding shares and assumes that (i) as to any person listed in this table, all stock options exercisable and (ii) as to all other persons, no stock options are exercised.


                       CRESCENT REAL ESTATE MANAGEMENT AND
                             ADDITIONAL INFORMATION


         Crescent Real Estate's Board of Trust Managers and executive officers will not change as a result of consummation of the reorganization transactions. The Board of Trust Managers currently consists of nine members, divided into three classes serving staggered three-year terms.

         Set forth below is information with respect to the current nine trust managers of Crescent Real Estate and the executive officers of Crescent Real Estate.



Name                            Term Expires                 Age        Position
Richard E. Rainwater            2003                         57         Chairman of the Board of Trust Managers
                                                                        of Crescent Real Estate
John C. Goff                    2005                         46         Vice Chairman of the Board of Trust
                                                                        Managers of Crescent Real Estate, Chief
                                                                        Executive Officer of Crescent Real
                                                                        Estate and the General Partner, and
                                                                        Sole Director of the General Partner
Dennis H. Alberts               2004                         53         Trust Manager of Crescent Real Estate
                                                                        and President and Chief Operating
                                                                        Officer of Crescent Real Estate and the
                                                                        General Partner
Anthony M. Frank                2003                         70         Trust Manager of Crescent Real Estate
William F. Quinn                2003                         54         Trust Manager of Crescent Real Estate
Paul E. Rowsey, III             2005                         47         Trust Manager of Crescent Real Estate
David M. Sherman                2004                         44         Trust Manager of Crescent Real Estate
Robert W. Stallings             2005                         53         Trust Manager of Crescent Real Estate
Terry N. Worrell                2004                         57         Trust Manager of Crescent Real Estate
David M. Dean                   N/A                          41         Executive Vice President, Law and
                                                                        Administration and Secretary of
                                                                        Crescent Real Estate and the General
                                                                        Partner
Jane E. Mody                    N/A                          51         Executive Vice President, Capital
                                                                        Markets of Crescent Real Estate and the
                                                                        General Partner
Kenneth S. Moczulski            N/A                          50         President of Investments and Chief
                                                                        Investment Officer of Crescent Real
                                                                        Estate and the General Partner
Jerry R. Crenshaw, Jr.          N/A                          38         Senior Vice President, Chief Financial
                                                                        and Accounting Officer of Crescent Real
                                                                        Estate and Senior Vice President and
                                                                        Chief Financial Officer of the General
                                                                        Partner
Jane B. Page                    N/A                          41         Senior Vice President, Asset Management
                                                                        and Leasing, Houston Region of the
                                                                        General Partner
John L. Zogg, Jr.               N/A                          38         Senior Vice President, Asset Management
                                                                        and Leasing, Dallas Region, of the
                                                                        General Partner
Christopher T. Porter           N/A                          36         Vice President and Treasurer of
                                                                        Crescent Real Estate and the General
                                                                        Partner

         The following is a summary of the experience of the current trust managers and the current executive officers.

Richard E. Rainwater has been an independent investor since 1986. From 1970 to July 1986, he served as the chief investment advisor to the Bass family, whose overall wealth increased dramatically during his tenure. During that time, Mr. Rainwater was principally responsible for numerous major corporate and real estate acquisitions and dispositions. Upon beginning his independent investment activities, he founded ENSCO International Incorporated, an oil field service and offshore drilling company, in December 1986. Additionally, in June 1988 he co-founded Columbia Hospital Corporation, and in March 1989 he participated in a management-led buy out of HCA-Hospital Corporation of America. In November 1992, Mr. Rainwater co-founded Mid Ocean Limited, a provider of casualty re-insurance. In February 1994, he assisted in the merger of Columbia Hospital Corporation and HCA-Hospital Corporation of America that created Columbia/HCA Healthcare Corporation. Mr. Rainwater also served as Chairman of the Board of Directors of Crescent Operating from June 1997 until February 2002. Mr. Rainwater is a graduate of the University of Texas at Austin and the Graduate School of Business at Stanford University. Mr. Rainwater has served as the Chairman of the Board of Trust Managers since Crescent Real Estate's inception in 1994.

John C. Goff co-founded Crescent Real Estate with Mr. Richard Rainwater while serving as principal of Rainwater, Inc. Mr. Goff served as Chief Executive Officer and as a trust manager from Crescent Real Estate's inception in February 1994 through December 1996, when he became Vice Chairman. In June 1999, Mr. Goff returned as Chief Executive Officer of Crescent Real Estate and remains as Vice Chairman. Mr. Goff served as Vice Chairman of the Board of Directors of Crescent Operating from its inception in June 1997 until February 2002. He became the Chief Executive Officer of Crescent Operating in June 1999. Mr. Goff has served as the managing Principal of Goff Moore Strategic Partners, L.P., a private investment partnership since its formation in February 1998. From June 1987 to May 1994, Mr. Goff was Vice President of Rainwater, Inc. Prior to joining Rainwater Inc., Mr. Goff was employed by KPMG Peat Marwick, with Mr. Rainwater as one of his principal clients. Mr. Goff also serves on the boards of Gainsco, Inc., The Staubach Company, OpenConnect Systems, Inc., Texas Capital Bancshares, Inc. and The National Association of Real Estate Investment Trusts. Mr. Goff is a graduate of the University of Texas and is a Certified Public Accountant.


Dennis H. Alberts, prior to joining Crescent Real Estate, served as President and Chief Executive Officer of Pacific Retail Trust, a privately held retail shopping center REIT, which he founded in 1993. While at Pacific Retail Trust, Mr. Alberts directed all aspects the company, including acquisition, development and operational activities, from 1993 until 1999 when Pacific Retail Trust merged into Regency Realty, Inc., a publicly traded REIT. In 1999, Mr. Alberts also served as a consultant to Regency Realty, Inc. Prior to founding Pacific Retail Trust, Mr. Alberts served as President and Chief Operating Officer of First Union Real Estate Investments, a publicly held retail, multi-family and office REIT, in 1992. From 1987 to 1991, Mr. Alberts served as President and Chief Executive Officer of Rosewood Property Company where he focused on asset management and leasing of Rosewood's office portfolio. Before joining Rosewood Property Company, he served as President and Managing Partner of Trammell Crow Residential Companies of Dallas from 1984 to 1987. Mr. Alberts holds a Bachelor of Science degree and Master of Business Administration degree from the University of Missouri. Mr. Alberts joined Crescent Real Estate in April 2000 as President and Chief Operating Officer. In May 2002, Mr. Alberts was elected to serve as a trust manager by the six members of the Board of Trust Managers then comprising the Board.

Anthony M. Frank currently serves as Chairman of Belvedere Capital Partners, general partner of the California Community Financial Institutions Fund LP. From March 1988 to March 1992, he served as Postmaster General of the United States. From April 1992 until June 1993, he served as the founding chairman of Independent Bancorp of Arizona. Mr. Frank has also served as a Director of:
Temple Inland, Inc., a manufacturer of paper and timber products, since May 1992; Bedford Property Investors, Inc., an office and commercial property REIT investing primarily on the West Coast, since May 1992; Charles Schwab & Co., one of the nation's largest discount brokerages, since July 1993; Cotelligent, Inc., a provider of temporary office support services, since May 1995; and Crescent Operating from June 1997 until February 2002. Mr. Frank received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth.

William F. Quinn has served as President of AMR Investment Services, Inc., the investment services affiliate of American Airlines, with responsibility for the management of pension and short-term fixed income assets, since November 1986. Prior to being named to his current positions in 1986, Mr. Quinn held several management positions with American Airlines and its subsidiaries. He has served as Chairman of the Board of American Airlines Federal Credit Union since November 1989, President and Trustee of the American AAdvantage Funds since July 1987, and has served on the advisory board for Southern Methodist University's Endowment Fund since September 1996. Mr. Quinn holds a Bachelor of Science degree in accounting from Fordham University and is a Certified Public Accountant.

Paul E. Rowsey, III, has served as President of Eiger, Inc., a private real estate investment management and investment firm, and the manager of Eiger Fund I, L.P., a real estate equity investment fund, since their formation in January 1999. He was formerly President and a member of the Board of Directors of Rosewood Property Company, a real estate investment company, a position he held from February 1988 until December 1998. Mr. Rowsey has served as a member of the Board of Directors of ENSCO International Incorporated, an offshore drilling company, since January 2000 and of Crescent Operating from June 1997 until February 2002. Mr. Rowsey began his career in 1980 as an attorney specializing in commercial real estate. Mr. Rowsey holds a Bachelor of Arts degree from Duke University and a Juris Doctor degree from Southern Methodist University School of Law.

David M. Sherman serves as President of D. Sherman & Company, Inc., a firm founded and wholly owned by Mr. Sherman which provides services to public real estate companies. In addition, he is as an adjunct professor of real estate at Columbia University Graduate School of Business Administration. Prior to being named to his current positions in February 2000 and beginning in 1995, Mr. Sherman was the Managing Director, Senior Analyst and Head of the REIT Equity Research Team at Salomon Smith Barney, Inc. In addition, Mr. Sherman has served on the Board of Trustees, as well as the audit committee, for Keystone Property Trust, a fully integrated REIT and one of the largest owners and developers of industrial properties in the Eastern United States, since June 2000. He also has served as a member of the advisory committee for the Primus Fund, a REIT fund sponsored by Deutsche Bank Realty Advisors. Mr. Sherman holds a Bachelor of Arts degree in Math/Economics from Brown University and a Master of Business Administration degree in Finance from Columbia University Graduate School of Business Administration.


Robert W. Stallings currently serves as Chairman and President of Stallings Capital Group, Inc., a Dallas-based merchant banking firm specializing in the financial services industry. In addition, he is non-executive Chairman of Gainsco, Inc., for whom he also provides consulting services. Mr. Stallings also serves as a director of Texas Capital Bank. He is the recently-retired Chairman and founder of ING Pilgrim Capital Corporation, a $20 billion asset management firm which was acquired by ING Group in September 2000 and with which he had been associated since 1991. Mr. Stallings received a Bachelor of Arts degree in Business from Johnson & Wales University. Mr. Stallings was elected to serve as a trust manager in June 2002.

Terry N. Worrell has been a private investor in commercial properties and other business ventures with Worrell Investments since 1989. From 1974 to 1989, he served as President and Chief Executive Officer of Sound Warehouse of Dallas, Inc. prior to its purchase by Shamrock Holdings. Mr. Worrell serves as a director of Regency Centers Corp., a developer/operator of shopping centers and Tremont Corp., a holding company with operations conducted primarily through NL Industries and Titanium Metals. Mr. Worrell received a Master of Business Administration degree from the University of North Texas. In May 2002, Mr. Worrell was elected to serve as a trust manager by the six members of the Board of Trust Managers comprising the Board.


David M. Dean, prior to joining Crescent Real Estate, was an attorney for Burlington Northern Railroad Company from 1992 to 1994, and he served as Assistant General Counsel in 1994. At Burlington Northern, he was responsible for the majority of that company's transactional and general corporate legal work. Mr. Dean was previously engaged in the private practice of law from 1986 to 1990 with Kelly, Hart & Hallman, and from 1990 to 1992 with Jackson & Walker, L.L.P., where he worked primarily on acquisition, financing and venture capital transactions for Mr. Rainwater and related investor groups. Mr. Dean graduated with honors from Texas A&M University with Bachelor of Arts degrees in English and philosophy in 1983. He also holds a Juris Doctor degree and a Master of Laws degree in taxation from Southern Methodist University School of Law. Mr. Dean served as Senior Vice President, Law, and Secretary from the time he joined Crescent Real Estate in August 1994 to September 1999 when he became Senior Vice President, Law and Administration and Secretary, a position which he held until January 2001. Since January 2001, Mr. Dean has served as Executive Vice President, Law and Administration and Secretary.

Jane E. Mody, prior to joining Crescent Real Estate, served as Vice President of Goldman, Sachs & Co. from February 2000 to February 2001. While at Goldman, Sachs & Co., Ms. Mody worked with the real estate merchant banking division and was responsible for fund reporting for nine real estate opportunity funds. She served as Managing Director and Chief Financial Officer of Pacific Retail Trust, a private real estate investment trust, which she co-founded, from December 1993 until February 1999 when Pacific Retail Trust merged into Regency Realty, Inc., a publicly traded REIT. From February 1999 to August 1999 Ms. Mody served as a consultant to Regency Realty, Inc. Prior to co-founding Pacific Retail Trust, Ms. Mody served as Executive Vice President of Rosewood Property Company, a real estate investment company, from April 1988 to December 1993. Ms. Mody graduated from Austin College with a Bachelor of Arts degree and holds a Masters of Business Administration degree in International Business from the University of Dallas. Ms. Mody has served as Executive Vice President, Capital Markets of Crescent Real Estate and the General Partner since February 2001.

Kenneth S. Moczulski, prior to joining Crescent Real Estate, served as President of Transworld Properties, Inc., a subsidiary of a privately held international oil company, which he founded in January 1992. While at Transworld Properties, Inc., Mr. Moczulski was responsible for the formation and implementation of real estate investment strategy, as well as management of on-going real estate development, asset management, and dispositions. Prior to founding Transworld Properties, Inc., Mr. Moczulski served as Vice President of Jaymont Properties in New York from April 1987 to December 1991, where he was responsible, on a national basis, for all acquisition and disposition activities. From February 1979 to March 1987, Mr. Moczulski served as Development Manager for a number of commercial developments for Gerald D. Hines Interests. Mr. Moczulski holds a Bachelor of Science degree in Civil Engineering from the University of Cincinnati and a Master of Business Administration degree from Harvard Graduate School of Business. Mr. Moczulski has served as President of Investments and Chief Investment Officer since November 2000.

Jerry R. Crenshaw, Jr., prior to joining Crescent Real Estate, was the Controller of Carrington Laboratories, Inc., a pharmaceutical and medical device company, from 1991 until February 1994. From

1986 until 1991, Mr. Crenshaw was an audit senior in the real estate services group of Arthur Andersen LLP. Mr. Crenshaw holds a Bachelor of Business Administration degree in accounting from Baylor University and is a Certified Public Accountant. Mr. Crenshaw served as Controller from Crescent Real Estate's inception in 1994 to March 1997 when he became Vice President and served as Vice President, Controller until December 1998 and Vice President, Finance until September 1999. In addition, Mr. Crenshaw served as Interim Co-Chief Financial Officer from August 1998 until April 1999. Since September 1999, Mr. Crenshaw has served as Senior Vice President and Chief Financial Officer.

Jane B. Page, prior to joining Crescent Real Estate, was employed by Metropolitan Life Real Estate Investments from July 1984 to January 1998, holding positions of director of corporate property management and regional asset manager of Metropolitan's institutional portfolio in Houston, Austin and New Orleans. Ms. Page's 14-year tenure at Metropolitan also included membership on Metropolitan's Investment Committee, which reviewed and approved all significant transactions on a national basis. Ms. Page serves on the Boards of the Greater Houston Partnership, Central Houston, Inc. and the Downtown Houston Management District. Ms. Page graduated with a Bachelor of Arts degree from Point Loma College in San Diego and with a Master of Business Administration degree from the University of San Francisco. She also holds Certified Commercial Investments Manager and Certified Property Manager designations. Ms. Page served as Director of Asset Management, Houston Region from the time she joined Crescent Real Estate in January 1998 to December 1998, when she became Vice President, Houston Region Asset Management and served in that capacity until September 1999 when she became Vice President, Asset Management, Houston Region. Since May 2000, Ms. Page has served as Senior Vice President, Asset Management and Leasing, Houston Region.

John L. Zogg, Jr. served as Vice President of the commercial real estate group of Rosewood Property Company, responsible for marketing and leasing office space in the Dallas and Denver areas, from January 1989 to May 1994. For three years prior to joining Rosewood Property Company, Mr. Zogg worked as Marketing Manager of Gerald D. Hines Interests, responsible for office leasing in the Dallas metropolitan area from June 1985 to January 1988. He graduated from the University of Texas at Austin with a Bachelor of Arts degree in economics and holds a Master of Business Administration degree from the University of Dallas. Mr. Zogg joined Crescent Real Estate as a Vice President in May 1994 and served as Vice President, Leasing and Marketing, from June 1997 to September 1999 when he became Vice President, Leasing/Marketing, Southwest Region. Since May 2000, Mr. Zogg has served as Senior Vice President, Asset Management and Leasing, Dallas Region.

Christopher T. Porter, prior to joining Crescent Real Estate, held the office of Senior Vice President, Investor Relations, for Associates First Capital Corporation, a leading financial services firm, from January 1999 through October 1999. Prior to 1999, Mr. Porter served as Vice President and Assistant Treasurer in banking relations and cash management at Associates First Capital Corporation from November 1991 through January 1998. Mr. Porter received a Bachelor of Science degree in economics from the University of Texas at Austin and a Master of Business Administration degree in finance from the University of North Texas and is a certified cash manager. Mr. Porter has served as Vice President and Treasurer since December 1999

         Certain information regarding the executive compensation, various benefit plans (including stock option plans), voting securities and the principal holders thereof, certain relationships and related transactions and other matters related to Crescent Real Estate is incorporated by reference or set forth in Crescent Real Estate's Annual Report on Form 10-K for the year ended December 31, 2000. Stockholders of Crescent Operating desiring copies of these documents may obtain them free of charge by contacting Crescent Real Estate at its address or telephone number indicated under the section entitled "Where You Can Find More Information."

              DESCRIPTION OF CAPITAL STOCK OF CRESCENT REAL ESTATE

DESCRIPTION OF CRESCENT REAL ESTATE COMMON SHARES

General


         The declaration of trust of Crescent Real Estate authorizes the Crescent Real Estate Board of Trust Managers to issue up to 250,000,000 Crescent Real Estate common shares, as well as 250,000,000 excess shares, par value $0.01 per share, issuable in exchange for Crescent Real Estate common shares as described below at "-- Ownership Limits and Restrictions on Transfer." The Crescent Real Estate common shares are listed on the NYSE under the symbol "CEI." Subject to such preferential rights as may be granted by the Crescent Real Estate Board of Trust Managers in connection with the future issuance of preferred shares, holders of Crescent Real Estate common shares are entitled to one vote per share on all matters to be voted on by shareholders and are entitled to receive ratably such distributions as may be declared on the Crescent Real Estate common shares by the Crescent Real Estate Board of Trust Managers in its discretion from funds legally available therefore. In the event of the liquidation, dissolution or winding up of Crescent Real Estate, holders of Crescent Real Estate common shares are entitled to share ratably in all assets remaining after payment of all debts and other liabilities and any liquidation preference of the holders of preferred shares. Holders of Crescent Real Estate common shares have no subscription, redemption, conversion or preemptive rights. Matters submitted for shareholder approval generally require a majority vote of the shares present and voting thereon.


Ownership Limits and Restrictions on Transfer

         For Crescent Real Estate to qualify as a REIT under the Internal Revenue Code (i) not more than 50% in value of outstanding equity shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) during the last half of a taxable year; (ii) the equity shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year; and (iii) certain percentages of Crescent Real Estate's gross income must come from certain activities.

         To ensure that five or fewer individuals do not own more than 50% in value of the outstanding equity shares, the declaration of trust provides generally that no holder may own, or be deemed to own by virtue of certain attribution provisions of the Internal Revenue Code, more than the common share ownership limit of 8.0% of the outstanding common shares or more than the preferred shares Ownership Limit of 9.9% of the outstanding preferred shares. In addition, the declaration of trust separately provides that Mr. Rainwater, the Chairman of the Crescent Real Estate Board of Trust Managers, and certain related persons together may own, or be deemed to own, by virtue of certain attribution provisions of the Internal Revenue Code, up to the existing holder Ownership Limit of 8.0% of the outstanding shares. The Crescent Real Estate Board of Trust Managers, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel, or other evidence satisfactory to the Crescent Real Estate Board of Trust Managers, in its sole discretion, may waive or change, in whole or in part, the application of the Ownership Limit with respect to any person that is not an individual (as defined in section 542(a)(2) of the Internal Revenue Code). In connection with any such waiver or change, the Crescent Real Estate Board of Trust Managers may require such representations and undertakings from such person or affiliates and may impose such other conditions, as the Crescent Real Estate Board of Trust Managers deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of equity shares on Crescent Real Estate's status as a REIT for federal income tax purposes.

         In addition, the Crescent Real Estate Board of Trust Managers, from time to time, may increase the common shares Ownership Limit or the existing holder Ownership Limit, except that (i) neither the common shares Ownership Limit nor the existing holder Ownership Limit may be increased and no additional limitations may be created if, after giving effect thereto, Crescent Real Estate would be "closely held" within the meaning of section 856(h) of the Internal Revenue Code, (ii) the common shares Ownership Limit may not be increased to a percentage that is greater than 9.9%, and (iii) the existing holder limit may not be increased to a percentage that is greater than 9.5%. Under the declaration of trust, the preferred shares Ownership Limit may not be increased. The Crescent Real Estate Board of Trust Managers may reduce the existing holder Ownership Limit, with the written consent of Mr. Rainwater, after any transfer permitted by the declaration of trust. Prior to any modification of the common share Ownership Limit or the existing holder Ownership Limit, the Crescent Real Estate Board of Trust Managers will have the right to require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure Crescent Real Estate's status as a REIT.

         Under the declaration of trust, the Ownership Limits will not be automatically removed even if the REIT provisions of the Internal Revenue Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limit is increased.

         In addition to preserving Crescent Real Estate's status as a REIT for federal income tax purposes, the Ownership Limit may prevent any person or small group of persons from acquiring control of Crescent Real Estate.

         The declaration of trust of Crescent Real Estate also provides that if an issuance, transfer or acquisition of equity shares (i) would result in a holder exceeding the Ownership Limit, (ii) would cause Crescent Real Estate to be beneficially owned by less than 100 persons, (iii) would result in Crescent Real Estate being "closely held" within the meaning of section 856(h) of the Internal Revenue Code or (iv) would otherwise result in Crescent Real Estate failing to qualify as a REIT for federal income tax purposes, such issuance, transfer or acquisition shall be null and void to the intended transferee or holder, and the intended transferee or holder will acquire no rights to the shares. Pursuant to the declaration of trust, equity shares owned, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize Crescent Real Estate's status as a REIT under the Internal Revenue Code will automatically be converted to excess shares. A holder of excess shares is not entitled to distributions, voting rights and other benefits with respect to such shares except the right to payment of the purchase price for the shares and the right to certain distributions upon liquidation. Any dividend or distribution paid to a proposed transferee on excess shares pursuant to Crescent Real Estate's declaration of trust will be required to be repaid to Crescent Real Estate upon demand. Excess shares will be subject to repurchase by Crescent Real Estate at its election. The purchase price of any excess shares will be equal to the lesser of (i) the price in such proposed transaction or
(ii) either (a) if the shares are then listed on the NYSE, the fair market value of such shares reflected in the average closing sales prices for the shares on the 10 trading days immediately preceding the date on which Crescent Real Estate or its designee determines to exercise its repurchase right; or (b) if the shares are not then so listed, such price for the shares on the principal exchange (including the Nasdaq National Market) on which such shares are listed; or (c) if the shares are not then listed on a national securities exchange, the latest quoted price for the shares; or (d) if not quoted, the average of the high bid and low asked prices if the shares are then traded over-the-counter, as reported by the Nasdaq Stock Market; or (e) if such system is no longer in use, the principal automated quotation system then in use; or (f) if the shares are not quoted on such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares; or (g) if there is no such market maker or such closing prices otherwise are unavailable, the fair market value, as determined by the Crescent Real Estate Board of Trust Managers in good faith, on the last trading day immediately preceding the day on which notice of such proposed


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purchase is sent by Crescent Real Estate. The declaration of trust also establishes certain restrictions relating to transfers of any exchange shares that may be issued. If such transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then Crescent Real Estate will have the option to deem the intended transferee of any excess shares to have acted as an agent on behalf of Crescent Real Estate in acquiring such excess shares and to hold such excess shares on behalf of Crescent Real Estate. Under the declaration of trust, Crescent Real Estate has the authority at any time to waive the requirement that excess shares be issued or be deemed outstanding in accordance with the provisions of the declaration of trust if the issuance of such excess shares or the fact that such excess shares is deemed to be outstanding would, in the opinion of nationally recognized tax counsel, jeopardize the status of Crescent Real Estate as a REIT for federal income tax purposes.

         All certificates issued by Crescent Real Estate representing equity shares will bear a legend referring to the restrictions described above.

         The declaration of trust of Crescent Real Estate also provides that all persons who own, directly or by virtue of the attribution provisions of the Internal Revenue Code, more than 5.0% of the outstanding equity shares (or such lower percentage as may be set by the Crescent Real Estate Board of Trust Managers), must file an affidavit with Crescent Real Estate containing information specified in the declaration of trust no later than January 31 of each year. In addition, each shareholder, upon demand, shall be required to disclose to Crescent Real Estate in writing such information with respect to the direct, indirect and constructive ownership of shares as the trust managers deem necessary to comply with the provisions of the Internal Revenue Code, as applicable to a REIT, or to comply with the requirements of an authority or governmental agency.

         The Ownership Limitations described above may have the effect of precluding acquisitions of control of Crescent Real Estate by a third party. See "Comparison of Rights of Holders of Crescent Operating Common Stock and Crescent Real Estate Common Shares - Anti-Takeover Provisions."

Registrar and Transfer Agent

         The registrar and transfer agent for the Crescent Real Estate common shares is Equiserve Trust Company.

DESCRIPTION OF SERIES A PREFERRED SHARES

General

         Crescent Real Estate's Board of Trust Managers is authorized to issue up to 100,000,000 preferred shares, par value $0.01 per share, in one or more series, with such designations, powers, preferences and rights of the shares of such series, and with such qualifications, limitations or restrictions on the shares of such series, if any, as Crescent Real Estate's Board of Trust Managers may determine, without any further vote or action by the shareholders. The designations, powers, preferences and rights of, and the qualifications, limitations or restrictions on, such shares may include, but are not limited to, distribution rights, distribution rates, conversion rights, voting rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences.

         The Series A Preferred Shares were issued pursuant to two statements of designation that set forth the terms of a series of preferred shares, designated 6 3/4% Series A Convertible Cumulative Preferred Shares.





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         The following sections summarize the terms and provisions of the Series
A Preferred Shares. The following sections are not necessarily complete and are qualified in their entirety by reference to the pertinent sections of Crescent Real Estate's declaration of trust and the statement of designation designating the Series A Preferred Shares, each of which is available from Crescent Real Estate.


         The registrar, transfer agent and distributions disbursing agent for the Series A Preferred Shares is Equiserve Trust Company.

         The Series A Preferred Shares are listed on the New York Stock Exchange under the symbol "CEIPrA".

Ranking

         The Series A Preferred Shares rank senior to the common shares as to rights to receive distributions and to participate in distributions or payments upon Crescent Real Estate's liquidation, dissolution or winding up.

Distributions

         Holders of the Series A Preferred Shares are entitled to receive, when and as authorized by the Board of Trust Managers, out of funds legally available for the payment of distributions, cumulative cash distributions at the rate of 6 3/4% of the liquidation preference per year (equivalent to $1.6875 per year per Series A preferred share). Distributions on the Series A Preferred Shares will accrue and be cumulative from the date of original issue and will be payable quarterly in arrears on the fifteenth day of February, May, August and November of each year or, if not a business day, the next succeeding business day. Each such date is referred to below as a "Distribution Payment Date".

         Any distribution, including any distribution payable on the Series A Preferred Shares for any partial distribution period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions are payable to holders of record as they appear in Crescent Real Estate's share records at the close of business on the applicable record date, which will be the date that the Board of Trust Managers designates for the payment of distributions that is not more than 30 nor less than 10 days prior to such distribution payment date. Such date is also referred to as a "Distribution Payment Record Date".

         The Board of Trust Managers will not authorize, pay or set apart for payment by Crescent Real Estate any distribution on the Series A Preferred Shares at any time that:

         o the terms and provisions of any agreement of Crescent Real Estate, including any agreement relating to Crescent Real Estate's indebtedness, prohibits such authorization, payment or setting apart for payment;

         o the terms and provisions of any agreement of Crescent Real Estate, including any agreement relating to Crescent Real Estate's indebtedness, provides that such authorization, payment or setting apart for payment would constitute a breach of, or a default under, such agreement; or

         o   the law restricts or prohibits such authorization or payment.


         Notwithstanding the foregoing, distributions on the Series A Preferred Shares will accrue whether or not:



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         o   Crescent Real Estate has earnings;

         o there are funds legally available for the payment of such distributions; and

         o   such distributions are authorized.

         Accrued but unpaid distributions on the Series A Preferred Shares will not bear interest. Holders of the Series A Preferred Shares will not be entitled to any distributions in excess of full cumulative distributions, as described above.

         Crescent Real Estate intends to contribute or otherwise transfer the net proceeds of the sale of the Series A Preferred Shares to Crescent Partnership in exchange for 6 3/4% Series A Preferred Units in Crescent Partnership, the economic terms of which will be substantially identical to those of the Series A Preferred Shares. Crescent Partnership will be required to make all required distributions on the Series A Preferred Units (which will mirror the payments of distributions, including accrued and unpaid distributions upon redemption, and of the liquidation preference amount on the Series A Preferred Shares) prior to any distribution of cash or assets to the holders of the units or to the holders of any other interests in Crescent Partnership, except for any other series of preferred units ranking on a parity with the Series A Preferred Units as to distributions or liquidation rights, and except for distributions required to enable Crescent Real Estate to maintain its qualification as a REIT.

         Any distribution payment made on the Series A Preferred Shares will first be credited against the earliest accrued but unpaid distribution due with respect to such shares which remains payable.

         If, for any taxable year, Crescent Real Estate elects to designate as "capital gain distributions" (as defined in section 857 of the Internal Revenue
Code) any portion, referred to below as the "Capital Gains Amount", of the distributions paid or made available for the year to the holders of all classes of shares, referred to below as the "Total Distributions", then the portion of the Capital Gains Amount that will be allocable to the holders of Series A Preferred Shares will be the Capital Gains Amount multiplied by a fraction, the numerator of which will be the total distributions (within the meaning of the Internal Revenue Code) paid or made available to the holders of the Series A Preferred Shares for the year and the denominator of which will be the Total Distributions.

Liquidation Preference

         In the event of Crescent Real Estate's liquidation, dissolution or winding up of affairs, the holders of the Series A Preferred Shares are entitled to be paid, out of the assets of Crescent Real Estate legally available for distribution to Crescent Real Estate's shareholders, liquidating distributions in cash or property at its fair market value as determined by the Board of Trust Managers. Such liquidating distributions will be paid to the holders of the Series A Preferred Shares in the amount of a liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid distributions to the date of such liquidation, dissolution or winding up. Such liquidating distributions will be paid to the holders of the Series A Preferred Shares before any distribution of assets is made to holders of common shares or any other capital shares of beneficial interest that rank junior to the Series A Preferred Shares as to liquidation rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Shares will have no right or claim to any of Crescent Real Estate's remaining assets.

         Crescent Real Estate's consolidation or merger with or into any other entity or the sale, lease, transfer or conveyance of all or substantially all of Crescent Real Estate's property or business will not be deemed to constitute a liquidation, dissolution or winding up of Crescent Real Estate. The Series A



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Preferred Shares will rank senior to the common shares as to priority for receiving liquidating distributions.

Redemption

         The Series A Preferred Shares are not redeemable prior to February 18, 2003, except under the circumstances described below. On and after February 18, 2003, the Series A Preferred Shares may be redeemed at Crescent Real Estate's option, in whole or in part, from time to time, at a redemption price of $25.00 per share, plus all distributions accrued and unpaid on the Series A Preferred Shares up to the date of such redemption, upon the giving of notice, as provided below.

         If fewer than all of the outstanding Series A Preferred Shares are to be redeemed, the shares to be redeemed will be determined pro rata, by lot or in such other manner as prescribed by the Board of Trust Managers. In the event that such redemption is to be by lot, and if as a result of such redemption any holder of Series A Preferred Shares would own, or be deemed by virtue of certain attribution provisions of the Internal Revenue Code to own, in excess of 9.9% of the issued and outstanding Series A Preferred Shares (because such holder's Series A Preferred Shares were not redeemed, or were only redeemed in part), then, except in certain instances, Crescent Real Estate will redeem the requisite number of Series A Preferred Shares of such shareholder such that the shareholder will not own or be deemed by virtue of certain attribution provisions of the Internal Revenue Code to own, in excess of 9.9% of the Series A Preferred Shares issued and outstanding subsequent to such redemption.

         Notice of redemption will be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption. Notice of redemption will be mailed to each holder of record of Series A Preferred Shares that is to be redeemed. Such notice will notify the holder of Crescent Real Estate's election to redeem such shares and will state at least the following:

         o the date fixed for redemption thereof, or the Series A Preferred Shares Redemption Date;

         o   the redemption price;

         o the number of shares to be redeemed and, if fewer than all the Series A Preferred Shares are to be redeemed, the number of shares to be redeemed from such holder; and

         o the place(s) where the certificates representing the Series A Preferred Shares are to be surrendered for payment.

         On or after the Series A Preferred Shares Redemption Date, each holder of Series A Preferred Shares to be redeemed must present and surrender the certificates representing the Series A Preferred Shares to Crescent Real Estate at the place designated in the notice of redemption. The redemption price of the shares will then be paid to or on the order of the person whose name appears on such certificates as the owner thereof. Each surrendered certificate will be canceled. In the event that fewer than all the Series A Preferred Shares are to be redeemed, a new certificate will be issued representing the unredeemed shares.

         From and after the Series A Preferred Shares Redemption Date, unless Crescent Real Estate defaults in payment of the redemption price:

         o all distributions on the Series A Preferred Shares designated for redemption in such notice will cease to accrue;




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

         o all rights of the holders of such shares, except the right to receive the redemption price thereof, including all accrued and unpaid distributions up to the Series A Preferred Shares Redemption Date, will cease and terminate;

         o such shares will not thereafter be transferred, except with Crescent Real Estate's consent, on Crescent Real Estate's books; and

         o such shares will not be deemed to be outstanding for any purpose whatsoever.

         At Crescent Real Estate's election, Crescent Real Estate, prior to the Series A Preferred Shares Redemption Date, may irrevocably deposit the redemption price, including accrued and unpaid distributions, of the Series A Preferred Shares so called for redemption in trust with a bank or trust company for the holders thereof. In that case, such notice to holders of the Series A Preferred Shares to be redeemed will:

         o   state the date of such deposit;

         o specify the office of such bank or trust company as the place of payment of the redemption price; and

         o call upon such holders to surrender the certificates representing such Series A Preferred Shares at such place on or about the date fixed in such redemption notice, which may not be later than the Series A Preferred Shares Redemption Date, against payment of the redemption price, including all accrued and unpaid distributions up to the Series A Preferred Shares Redemption Date.

         The bank or trust company will return to Crescent Real Estate any moneys that Crescent Real Estate so deposits that remain unclaimed by the holders of the Series A Preferred Shares at the end of two years after the Series A Preferred Shares Redemption Date.

         Notwithstanding the foregoing, unless full cumulative distributions on all outstanding Series A Preferred Shares have been paid or declared and a sum sufficient for the payment of such distributions has been set apart for payment for all past distribution periods and the then-current distribution period, no Series A Preferred Shares will be redeemed unless all outstanding Series A Preferred Shares are simultaneously redeemed. However, the foregoing will not prevent the purchase or acquisition of Series A Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series A Preferred Shares. Unless full cumulative distributions on all outstanding Series A Preferred Shares have been paid or declared and a sum sufficient for the payment of such distributions has been set apart for payment for all past distribution periods and the then-current distribution period, Crescent Real Estate will not purchase or otherwise acquire directly or indirectly any Series A Preferred Shares, except by conversion into or exchange for shares of beneficial interest of Crescent Real Estate ranking junior to the Series A Preferred Shares as to distribution rights and liquidation preference.

         Notwithstanding any other provision relating to redemption of the Series A Preferred Shares, Crescent Real Estate may redeem Series A Preferred Shares at any time, whether or not prior to February 18, 2003, if the Board of Trust Managers determines that such redemption:

         o is necessary or advisable to preserve Crescent Real Estate's status as a REIT, or

         o is reasonable or appropriate in order to comply with any laws, rules or regulations of any gaming authority.



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

         The Series A Preferred Shares have no stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions.

Voting Rights

         If distributions on the Series A Preferred Shares are in arrears for six or more quarterly periods, whether or not these quarterly periods are consecutive, holders of Series A Preferred Shares, voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable, will be entitled to vote, at a special meeting called by the holders of record of at least 10% of any series of preferred shares as to which distributions are so in arrears or at the next annual meeting of shareholders, for the election of two additional trust managers to serve on the Board of Trust Managers until all distribution arrearages have been paid.

         In addition, certain changes that would be materially adverse to the rights of holders of the Series A Preferred Shares cannot be made without the affirmative vote of two-thirds of the Series A Preferred Shares voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable.

         In any matter in which the Series A Preferred Shares are entitled to vote, as expressly provided in Crescent Real Estate's declaration of trust, statement of designation or as may be required by law, including any action by written consent, each Series A Preferred Share will be entitled to one vote.

Conversion Rights

         Subject to the restrictions on transfer and ownership described below in "-- Ownership Limits and Restrictions on Transfer" and above in "Description of Common Shares -- Ownership Limits and Restrictions on Transfer," Series A Preferred Shares are convertible at any time, at the option of the holders thereof, into common shares at a conversion price of $40.86 per common share (equivalent to a conversion rate of .6119 common shares per Series A preferred share), subject to adjustment as described below. The price at which the Series A Preferred Shares are convertible into Crescent Real Estate common shares is called the "conversion price". The right to convert Series A Preferred Shares called for redemption will terminate at the close of business on the applicable Series A Preferred Shares Redemption Date.

         Conversion of Series A Preferred Shares, or a specified portion thereof, may be effected by delivering certificates representing the Series A Preferred Shares to be converted together with written notice of conversion and a proper assignment of such certificates to the office of the transfer agent. Currently, the principal corporate trust office of the transfer agent is EquiServe Trust Company, attn: Corporate Reorganization, 150 Royall Street, Canton, Massachusetts 02021.

         Each conversion is deemed to be effected immediately prior to the close of business on the date on which:

         o   the certificates were surrendered,

         o   Crescent Real Estate received notice, and

         o if applicable, Crescent Real Estate received payment of any amount equal to the distribution payable on such Series A Preferred Shares surrendered for conversion, as described below)

         The conversion will be at the conversion price in effect at such time and on such date.



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         Holders of Series A Preferred Shares at the close of business on a
Distribution Payment Record Date will be entitled to receive the distribution payable on such shares on the corresponding Distribution Payment Date, even if the holder converted the shares after such Distribution Payment Record Date and prior to such Distribution Payment Date.

         However, if the holder surrenders its Series A Preferred Shares for conversion between the close of business on any Distribution Payment Record Date and the opening of business on the corresponding Distribution Payment Date, except those shares converted after the issuance of a notice of redemption with respect to a Series A Preferred Shares Redemption Date occurring during such period or coinciding with such Distribution Payment Date, which will be entitled to such distribution, the shares must be accompanied by payment of an amount equal to the distribution payable on such shares on such Distribution Payment Date.

         A holder of Series A Preferred Shares on a Distribution Payment Record Date who, or whose transferee, tenders any such shares for conversion into common shares on such Distribution Payment Date will receive the distribution payable by Crescent Real Estate on such Series A Preferred Shares on such date. The converting holder need not include payment of the amount of such distribution upon surrender of certificates for conversion.

         Except as provided above, Crescent Real Estate will make no payment or allowance for unpaid distributions, whether or not in arrears, on converted shares or for distributions on the common shares that are issued upon such conversion.

         Crescent Real Estate will not issue fractional common shares upon conversion. Instead, Crescent Real Estate will pay a cash adjustment based on the current market price of the common shares on the trading day immediately prior to the conversion date.

         For a further discussion of the common shares to be received upon conversion of Series A Preferred Shares, see "Description of Common Shares" above.

Conversion Price Adjustments

         The conversion price is subject to adjustment upon certain events, including the following:

         o the payment of distributions payable in common shares on any class of shares of beneficial interest of Crescent Real Estate;

         o the issuance to all holders of common shares of certain rights, options or warrants entitling them to subscribe for or purchase common shares at a price per share less than the fair market value per share of common shares;

         o   subdivisions, combinations and reclassifications of common shares;

         o the payment of distributions to all holders of common shares of any shares of beneficial interest of Crescent Real Estate, other than common shares;

         o the distribution to all holders of common shares or evidences of indebtedness of Crescent Real Estate or assets, excluding cash distributions paid out of equity, including revaluation equity, applicable to common shares, less stated capital attributable to common shares; and



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         o   the distribution to all holders of common shares of rights, options or warrants to subscribe for or purchase any of Crescent Real Estate's securities, excluding those rights, options and warrants referred to above.

         In addition to the foregoing adjustments, Crescent Real Estate will be permitted to make such reductions in the conversion price as Crescent Real Estate considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the common shares.

         Crescent Real Estate may be a party to certain transactions, including, without limitation, mergers, consolidations, statutory share exchanges, tender offers for all or substantially all of the common shares, or sales of all or substantially all of Crescent Real Estate's assets. If Crescent Real Estate is a party to any transaction, including but not limited to those listed above, and as a result of such transaction common shares will be converted into the right to receive shares of beneficial interest, securities or other property, including cash or any combination thereof, each Series A preferred share, if convertible after the consummation of the transaction, will be convertible into the kind and amount of shares of stock and other securities and property receivable, including cash or any combination thereof, upon the consummation of such transaction by a holder of that number of common shares or fraction thereof into which one Series A preferred share was convertible immediately prior to such transaction, assuming such holder of common shares failed to exercise any rights of election and received for each common share the kind and amount of shares, stock, securities and other property, including cash, receivable for each common share by a plurality of non-electing common shares. Crescent Real Estate may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

         Crescent Real Estate is not required to adjust the conversion price until cumulative adjustments amount to 1% or more of the conversion price. Any adjustments that Crescent Real Estate is not required to make will be carried forward and taken into account in subsequent adjustments.

Ownership Limits and Restrictions on Transfer

         In order to maintain Crescent Real Estate's qualification as a REIT for federal income tax purposes, Crescent Real Estate's declaration of trust restricts ownership by any person of Crescent Real Estate's outstanding shares of beneficial interest. For further information regarding restrictions on ownership and transfer of the Series A Preferred Shares, see "Description of Preferred Shares -- Restrictions on Ownership" above. Crescent Real Estate's declaration of trust also provides certain restrictions on the ownership and transfer of the shares of beneficial interest of Crescent Real Estate which will apply to conversions of the Series A Preferred Shares, as well as the ownership and transfer of Series A Preferred Shares. See "Description of Common Shares -- Ownership Limits and Restrictions on Transfer" above.

DESCRIPTION OF COMMON SHARE WARRANTS

         Crescent Real Estate may issue common share warrants for the purchase of Crescent Real Estate common shares. Common share warrants may be issued independently or together with any other securities and may be attached to or separate from such securities. Each series of Common Share Warrants will be issued under a separate warrant agreement to be entered into between Crescent Real Estate and a specified warrant agent. The warrant agent will act solely as an agent of Crescent Real Estate in connection with the common share warrants of such series and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of common share warrants. The following sets forth certain general terms and provisions of the common share warrants. Further terms of the common share warrants will be set forth in the applicable warrant agreements.



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

         The applicable warrant agreement will describe the terms of the common share warrants, including, where applicable, the following: (i) the title of such common share warrants; (ii) the aggregate number of such common share warrants; (iii) the price or prices at which such common share warrants will be issued; (iv) the number of shares of Crescent Real Estate common shares purchasable upon exercise of such common share warrants; (v) the designation and terms of any other Securities offered thereby with which such common share warrants are to be issued and the number of such common share warrants issued with each such security offered thereby; (vi) the date, if any, on and after which such common share warrants and the related Crescent Real Estate common shares will be separately transferable; (vii) the price at which the Crescent Real Estate common shares purchasable upon exercise of such common share warrants may be purchased; (viii) the date on which the right to exercise such common share warrants shall commence and the date on which such right shall expire; (ix) the minimum or maximum number of such common share warrants which may be exercised at any one time; (x) information with respect to book entry procedures, if any; (xi) any limitations on the acquisition or ownership of such common share warrants which may be required in order to maintain the status of Crescent Real Estate as a REIT; (xii) a discussion of certain federal income tax considerations; and (xiii) any other terms of such common share warrants, including terms, procedures and limitations relating to the exchange and exercise of such common share warrants.

         Reference is made to the section captioned "-- Description of Crescent Real Estate Common Shares" for a general description of the Crescent Real Estate common shares to be acquired upon the exercise of the common share warrants, including a description of certain restrictions on the ownership of Crescent Real Estate common shares.

     COMPARISON OF RIGHTS OF HOLDERS OF CRESCENT OPERATING COMMON STOCK AND
                       CRESCENT REAL ESTATE COMMON SHARES

         A discussion of the material similarities and differences between the rights of Crescent Operating stockholders and Crescent Real Estate shareholders appears below. This discussion does not address each difference between Delaware and Texas law, but focuses on those differences that the sole director believes are most relevant to existing stockholders. This discussion is not intended to be complete and is qualified in its entirety by the relevant provisions of Delaware and Texas law.

FORM OF ENTITY

         Crescent Operating

         Crescent Operating is a corporation organized under the laws of the state of Delaware. As such, the rights, duties and obligations of its shareholders are governed by the Delaware General Corporation Law.

         Crescent Real Estate

         Crescent Real Estate is a Texas REIT. The rights, duties and obligations of its shareholders are governed by the Texas REIT Act, as amended, or the TRA. The TRA was amended effective September 1, 1995, to conform substantially to modern corporation statutes based upon the Model Business Corporation Act. Accordingly, the rights of shareholders are very similar to a corporation. If the TRA does not specifically address a situation, the question is governed by the Texas Business Corporation Act, as amended, and related caselaw.





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CAPITALIZATION

         Crescent Operating

         Crescent Operating's First Amended and Restated Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share, and 22,500,000 shares of common stock, par value $0.01.

         Crescent Real Estate

         Crescent Real Estate's declaration of trust authorizes the Board of Trust Managers to issue up to 250,000,000 common shares, as well as 250,000,000 excess shares, par value $0.01 per share, issuable in exchange for Crescent Real Estate's common stock. The declaration of trust also authorizes the Board of Trust Managers to issue up to 100,000,000 preferred shares, as well as the issuance of up to an aggregate of 100,000,000 excess shares issuable in exchange for preferred shares.

CLASSIFIED BOARD OF DIRECTORS/TRUST MANAGERS; NUMBER OF DIRECTORS/TRUST MANAGERS

         Crescent Operating

         The Crescent Operating Board of Directors currently consists of one director.

         Crescent Real Estate


         The Crescent Real Estate Board of Trust Managers consists of 9 trust managers, divided into three classes, each of whom serves a staggered three-year term.


REMOVAL OF DIRECTORS/TRUST MANAGERS

         Crescent Operating

         Delaware law provides that any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors unless the certificate of incorporation otherwise provides. Delaware law also provides that, in the case of a corporation whose board is divided into classes serving staggered terms, stockholders may effect the removal of directors only for cause, unless the certificate of incorporation otherwise provides.

         Crescent Operating's charter and bylaws provide that, subject to any rights of holders of Crescent Operating preferred shares, directors may be removed only for cause upon the affirmative vote of holders of at least 80% of the entire voting power of all the then-outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

         Crescent Real Estate

         Crescent Real Estate's declaration of trust and Crescent Real Estate bylaws provide that, subject to any rights of holders of Crescent Real Estate preferred shares, trust managers may be removed only for cause upon the affirmative vote of holders of at least 80% of the entire voting power of all the then-outstanding shares entitled to vote generally in the election of trust managers, voting together as a single class.





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FILLING VACANCIES ON THE BOARD OF DIRECTORS/TRUST MANAGERS

         Crescent Operating

         Delaware law provides that vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office or a sole remaining director (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws.

         Crescent Operating's bylaws provide that, subject to any rights of holders of Crescent Operating preferred shares, and unless Crescent Operating's Board of Directors otherwise determines, any vacancies (other than vacancies created by an increase in the total number of directors) will be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum, and any vacancies created by an increase in the total number of directors may be filled by a majority of Crescent Operating's entire Board of Directors.

         Crescent Real Estate

         Under Crescent Real Estate's bylaws, vacancies resulting from death, resignation, retirement, disqualification, or other cause may be filled by the affirmative vote of a majority of the remaining trust managers, though less than a quorum, and vacancies due to an increase in the size of the Board of Trust Managers may be filled by the affirmative vote of a majority of the entire Board of Trust Managers. Trust managers selected by the Board of Trust Managers to fill vacancies serve until the next annual meeting of shareholders and until their successors are elected and qualified. Vacancies on the Board of Trust Managers may be filled by the shareholders at an annual or special meeting called for that purpose.

LIMITS ON STOCKHOLDER ACTION BY WRITTEN CONSENT

         Crescent Operating

         Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, stockholders may act by written consent signed by the holders of outstanding share shaving not less than the minimum number of votes necessary to take such action at a meeting. Crescent Operating's charter and bylaws provide that any action required or permitted to be taken by the stockholders of Crescent Operating must be effected at a duly called annual or special meeting of such holders and may not be effected in writing by such holders.

         Crescent Real Estate

         Under the TRA, unless otherwise provided by the declaration of trust or bylaws, any action required or permitted to be taken at a meeting of the shareholders of a real estate investment trust may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Crescent Real Estate's bylaws permit shareholder action by unanimous written consent setting forth the action taken and signed by each shareholder entitled to vote thereon, if a written waiver of any right to dissent is signed by each shareholder, if any, entitled to notice of the meeting but not entitled to vote at the meeting.




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ABILITY TO CALL SPECIAL MEETINGS

         Crescent Operating

         Under Delaware law, the stockholders may not call a special meeting of stockholders unless such a right is provided for in the corporation's certificate of incorporation or bylaws. Crescent Operating's charter does not grant stockholders the right to call special meetings. Except as otherwise required by law and subject to the rights of the holders of any preferred stock, special meetings of stockholders of Crescent Operating for any purpose or purposes may be called only by the Chairman, Vice Chairman, President or the Crescent Operating Board of Directors pursuant to a resolution stating the purpose or purposes thereof and approved by a majority of the total number of directors which the corporation would have if there were no vacancies. Any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice shall be transacted at any special meeting.

         Crescent Real Estate

         Under the TRA, special meetings of shareholders of a Texas real estate investment trust may be called by or at the direction of the trust managers or any officer or other person as provided in the declaration of trust or by-laws. Under Crescent Real Estate's bylaws, subject to the rights of preferred shareholders to elect additional trust managers under specific circumstances, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President, the Secretary, the Crescent Real Estate Board of Trust Managers (by resolution adopted by a majority of the total number of trust managers) or, subject to certain conditions, the holders of not less than 25% of all of the shares then outstanding and entitled to vote at the proposed special meeting, may call a special meeting of shareholders.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

         Crescent Operating

         Crescent Operating's bylaws establish an advance notice procedure for stockholders to make nominations of candidates for directors or bring other business before an annual meeting of stockholders of Crescent Operating. This is otherwise referred to as the "Stockholder Notice Procedure". The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Crescent Operating Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of Crescent Operating prior to the meeting at which directors are to be elected, will be eligible for election as directors of Crescent Operating and
(ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of the Chairman or the Crescent Operating Board of Directors or by a stockholder who has given timely written notice to the Secretary of Crescent Operating of such stockholder's intention to bring such business before such meeting. In general, for notice of stockholder nominations or proposed business to be conducted at an annual meeting to be timely, such notice must be received by Crescent Operating not less than 70 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting. Notice of stockholder nominations must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

         Crescent Real Estate

         Crescent Real Estate's bylaws provide for an advance notice procedure for shareholders to make nominations of candidates for trust manager or bring other business before an annual meeting of


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

shareholders of Crescent Real Estate. This is otherwise referred to as the "Shareholder Notice Procedure". Pursuant to the Shareholder Notice Procedure (i) only persons who are nominated by, or at the direction of, the Crescent Real Estate Board of Trust Managers, or by a shareholder who has given timely written notice containing specified information to the Secretary of Crescent Real Estate prior to the meeting at which trust managers are to be elected, will be eligible for election as trust managers of Crescent Real Estate and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Chairman or the Crescent Real Estate Board of Trust Managers or by a shareholder who has given timely written notice to the Secretary of Crescent Real Estate of such shareholder's intention to bring such business before such meeting. In general, for notice of shareholder nominations or proposed business to be conducted at an annual meeting to be timely, such notice must be received by Crescent Real Estate not less than 70 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting. Notice of shareholder nominations must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

VOTE REQUIRED FOR CERTAIN STOCKHOLDER ACTIONS

         Crescent Operating

         Delaware law provides that in all matters other than the election of directors, the affirmative vote of the majority of the shares present or represented by proxy at a meeting where a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by law, or the certificate of incorporation or bylaws. Charter matters requiring a vote greater than a majority of the outstanding shares entitled to vote are set forth below.

         Crescent Real Estate

         The TRA provides that in all matters other than the election of trust managers, the affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to that matter at a meeting where a quorum is present and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by law, the declaration of trust or the bylaws. Matters requiring a vote greater than a majority of the outstanding shares entitled to vote are set forth below.

AMENDMENT OF CERTIFICATE OF INCORPORATION/DECLARATION OF TRUST

         Crescent Operating

         Under Delaware law, the certificate of incorporation may be amended, altered or repealed by resolution of the Board of Directors and the affirmative vote of the majority of the outstanding stock entitled to vote on the amendment as a class, and a majority of the outstanding stock of each class entitled to vote thereon as a class, unless the vote of a greater number is required by the certificate of incorporation.

         Crescent Operating's charter provides that the affirmative vote of the holders of at least 80% of the stock entitled to vote generally in the election of directors, collectively referred to as the "voting stock", voting together as a single class, is required to amend, alter or adopt provisions relating to stockholder action without a meeting; the calling of special meetings; the number, election, power and term of Crescent Operating's directors; the filling of vacancies; and the removal of directors. In all cases, amendments to the charter require that Crescent Operating's Board of Directors determine that the proposed amendment is advisable.




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

         Crescent Real Estate

         In accordance with the TRA, Crescent Real Estate's declaration of trust provides that it may be amended altered, changed or repealed only by resolution of the trust managers and the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast, except that the provisions of the declaration of trust relating to "business combinations" or "control shares" (as described below under "-- Restrictions on Business Combinations" and "-- Control Share Acquisitions") may be amended only with the affirmative vote of the holders of 80% of the votes entitled to be cast, voting together as a single class.

AMENDMENT OF BYLAWS

         Crescent Operating

         Delaware law also provides that the power to amend the bylaws resides in the stockholders entitled to vote, provided that the corporation may, in its certificate of incorporation, confer the power to amend the bylaws upon the directors. The fact that such power has been conferred on the directors does not divest or limit the power of the stockholders to amend the bylaws.

         Crescent Operating's charter provides that the bylaws relating to the call of special meetings, the prohibition on shareholder action through a written consent, the categories, term and election of officers, the removal and filling of vacancies of officers, and the Stockholder Notice Procedure may be amended only by Crescent Operating's Board of Directors or by the affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of voting stock, voting together as a single class. All other Crescent Operating bylaw provisions may be amended, altered or repealed and new bylaws may be adopted, by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon.

         Crescent Real Estate

         Under the TRA, the power to adopt, amend or repeal bylaws is vested in the trust managers unless the declaration of trust confers such power to the shareholders, or unless the shareholders, in amending a particular bylaw provision, expressly provide that the trust managers may not amend that bylaw. Unless the declaration of trust provides otherwise, the shareholders may amend, alter, repeal or adopt bylaws even though the bylaws may also be amended, altered, repealed or adopted by the trust managers. Under Crescent Real Estate's declaration of trust, the Board of Trust Managers retains sole power to amend, alter or repeal Crescent Real Estate's bylaws. Accordingly, the shareholders of Crescent Real Estate are not able to amend any provision of the bylaws unless they first amend the declaration of trust.

RESTRICTIONS ON BUSINESS COMBINATIONS

         Crescent Operating

         Delaware Law prohibits transactions between a corporation and an interested stockholder for three years following the time such stockholder became an interested stockholder, unless certain conditions are met. Generally, an interested stockholder is any person, including such person's affiliates and associates, who owns 15.0% or more of the outstanding voting stock of a corporation. If the interested stockholder does not get prior approval of the business combination from the Board of Directors or the holders of 85.0% of the voting stock of the corporation outstanding at the time the transaction commenced, the stockholder cannot engage in a business combination for three years, unless the business combination is approved by the directors and the holders of two-thirds of the voting stock of


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the corporation not owned by the interested stockholder. Crescent Operating's charter provides that the above restrictions shall not apply to any transaction with Crescent Real Estate, Crescent Partnership or any of their affiliates.

         Crescent Real Estate

         Crescent Real Estate's declaration of trust establishes special requirements with respect to business combinations, including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between Crescent Real Estate and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of Crescent Real Estate's shares, or an "Interested Shareholder", subject to certain exemptions. In general, the declaration of trust provides that an Interested Shareholder or any affiliate thereof may not engage in a business combination with Crescent Real Estate for a period of five years following the date such person becomes an Interested Shareholder. Thereafter, pursuant to the declaration of trust, such transactions must be (i) approved by the Crescent Real Estate's Board of Trust Managers; (ii) approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of voting shares, voting together as a single group; and (iii) approved by two-thirds of the votes entitled to be cast by the holders of voting shares other than voting shares held by the Interested Shareholder with whom the business combination is to be effected, unless certain conditions are met.

CONTROL SHARE ACQUISITION

         Crescent Operating

         Although Delaware has no control share acquisition statute, Crescent Operating's charter provides that "control shares" of Crescent Operating acquired in a control share acquisition have no voting rights or powers except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders, excluding shares owned by the acquiror, officers of Crescent Operating and employees of Crescent Operating who are also directors. Accordingly, "control shares" are shares which, if aggregated with all other shares previously acquired which the person is entitled to vote, would entitle the acquiror to vote (i) 20% or more but less than one-third of all voting power, (ii) one-third or more but less than a majority of all voting power, or
(iii) a majority of all voting power. Control shares do not include shares that the acquiring person is entitled to vote on the basis of prior stockholder approval. A "control share acquisition" means the acquisition of control shares subject to certain exceptions.

         Crescent Operating's charter provides that a person who has made or proposes to make a control share acquisition and who has obtained a definitive financing agreement with a responsible financial institution providing for any amount of financing not to be provided by the acquiring person may compel Crescent Operating's Board of Directors to call a special meeting of stockholders, to be held not sooner than 30 days and no more than 50 days after the demand to consider the voting rights of the shares. If no request for a meeting is made, the charter permits Crescent Operating itself to present the question at any stockholders' meeting.

         Pursuant to Crescent Operating's charter, if voting rights are not approved at a stockholders' meeting or if the acquiring person does not deliver an acquiring person's statement, which discloses certain information about the particular control share acquisition, as required by the charter, then, subject to certain conditions and limitations set forth in the charter, Crescent Operating may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to the absence of voting rights, as of the date of the last control share acquisition or as of the date of any meeting of stockholders at which the voting rights of such shares are considered and not approved. Under the charter, if voting rights for control shares are approved at a


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stockholders' meeting and, as a result, the acquiror would be entitled to exercise or direct the exercise of a majority or more of all voting power, all other stockholders will have the rights of dissenting stockholders under Delaware law. The charter provides that the fair value of the shares for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition, and that certain limitations and restrictions of Delaware law otherwise applicable to the exercise of dissenters' rights do not apply. There is no requirement that the dissenting stockholder shall not have voted in favor of the action.

         The control share acquisition provision does not apply to shares acquired (i) under the laws of descent and distribution; (ii) under satisfaction of a pledge or other security interest created in good faith, (iii) in a merger, consolidation or share exchange if Crescent Operating is a party to the transaction; or (iv) if the acquisition is approved or excepted by the charter or bylaws prior to a control share acquisition. The control share provisions in the charter do not apply to Crescent Real Estate and its affiliates.

         Crescent Real Estate

         The TRA does not contain a control share acquisition statute. However, Crescent Real Estate's declaration of trust provides that "control shares" of Crescent Real Estate acquired in a control share acquisition have no voting rights or powers except to the extent approved by a vote of two-thirds of the votes entitled to be cast by the holders of all equity shares, excluding shares as to which the acquiror, officers of Crescent Real Estate and employees of Crescent Real Estate who are also trust managers have the right to vote or direct the vote. "Control shares" are equity shares which, if aggregated with all other equity shares previously acquired which the person is entitled to vote, would entitle the acquiror to vote (i) 20% or more but less than one-third of all voting power; (ii) one-third or more but less than a majority of all voting power; or (iii) a majority of all voting power of Crescent Real Estate. Control shares do not include equity shares that the acquiring person is entitled to vote on the basis of prior shareholder approval. A "control share acquisition" is defined as the acquisition of control shares, subject to certain exemptions enumerated in the declaration of trust.

         The declaration of trust provides that a person who has made or proposed to make a control share acquisition and who has obtained a definitive financing agreement with a responsible financial institution providing for any amount of financing not to be provided by the acquiring person may compel the Board of Trust Managers of Crescent Real Estate to call a special meeting of shareholders, to be held not sooner than 30 days and no more than 50 days after the demand to consider the voting rights of the equity shares. If no request for a meeting is made, the declaration of trust permits Crescent Real Estate itself to present the question at any shareholders' meeting.

         Pursuant to the declaration of trust, if voting rights are not approved at a shareholders' meeting or if the acquiring person does not deliver an acquiring person statement as permitted by the declaration of trust, then, subject to certain conditions and limitations set forth in the declaration of trust, Crescent Real Estate will have the right to redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to the absence of voting rights of the control shares, as of the date of the last control share acquisition or as of the date of any meeting of shareholders at which the voting rights of such shares are considered and not approved. Under the declaration of trust, if voting rights for control shares are approved at a shareholders' meeting and, as a result, the acquiror would be entitled to vote a majority of the equity shares entitled to vote, all other shareholders will have the rights of dissenting shareholders under the TRA. The declaration of trust provides that the fair value of the equity shares for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiring person in the control share acquisition, and that certain limitations and restrictions of the TRA otherwise applicable to the exercise of dissenters' rights do not apply. There is no requirement that the dissenting shareholder shall not have voted in favor of the action.



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         These provisions of the declaration of trust do not apply to equity shares acquired (i) under the laws of descent and distribution; (ii) under satisfaction of a pledge or other security interest created in good faith; (iii) in a merger, consolidation or share exchange if Crescent Real Estate is a party to the transaction; or (iv) if the acquisition is approved or excepted by the declaration of trust or Crescent Real Estate's bylaws prior to a control share acquisition.

DIVIDENDS

         Crescent Operating

         Upon declaration by the Board of Directors and subject to any restrictions contained in the certificate of incorporation, a Delaware corporation may pay dividends out of surplus. If there is no surplus, dividends may be declared out of net profits for the current or preceding fiscal year unless the capital of the corporation has been decreased to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock having a preference on the distribution of assets. Crescent Operating's charter provides that the holders of Crescent Operating common stock shall be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor.

         Crescent Real Estate

         In order to qualify as a REIT, Crescent Real Estate is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount equal to at least (A) the sum of (i) 95% of the "real estate investment trust taxable income" of Crescent Real Estate (computed without regard to the dividends paid deduction and Crescent Real Estate's net capital gain) and (ii) 95% of the net income (after tax), if any, from foreclosure property, minus (B) certain excess noncash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before Crescent Real Estate timely files its tax return for such year, and if paid on or before the date of the first regular dividend payment after such declaration. To the extent that Crescent Real Estate does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "real estate investment trust taxable income," as adjusted, it will be subject to tax thereon at regular capital gains and ordinary corporate tax rates. Furthermore, if Crescent Real Estate should fail to distribute, during each calendar year, at least the sum of (i) 85% of its "real estate investment trust ordinary income" for such year; (ii) 95% of its "real estate investment trust capital gain income" for such year; and (iii) any undistributed taxable income from prior periods, Crescent Real Estate would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

APPRAISAL RIGHTS

         Crescent Operating

         Under Delaware law, stockholders of a corporation who do not vote in favor of or consent to certain major corporate transactions may, under varying circumstances, be entitled to dissenters' or appraisal rights pursuant to which such stockholders may receive cash in the amount of the fair market value of their shares in lieu of the consideration which otherwise would have been received in the transaction. Unless the corporation's certificate of incorporation provides otherwise, such appraisal rights are not available in certain circumstances, including without limitation, (a) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange, or the NASDAQ National Market, or are held of record by more than 2,000 holders, if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed


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

on a national securities exchange or the NASDAQ National Market, or held of record by more than 2,000 holders, or depository receipts in respect of the surviving corporation or of any other corporation whose shares are listed on a national securities exchange or the NASDAQ National Market, or held of record by more than 2000 holders, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20.0% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met. As discussed above, if voting rights of an acquiror in a control share acquisition are approved at a stockholders' meeting, all other stockholders will have rights as dissenting shareholders, subject to certain conditions.

         Crescent Real Estate

         The TRA provides that shareholders of a REIT have the right, in certain circumstances, to dissent from certain reorganization transactions affecting the real estate investment trust and instead demand payment of the fair value of their shares in cash, together with interest commencing 91 days after the date on which the action from which the shareholder dissented was taken. A shareholder may not dissent from any plan of merger in which there is a single surviving or new domestic or foreign entity or from any plan of exchange, if (i) the shares held by the shareholder are part of a class or series listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not less than 2,000 holders, and (ii) the consideration to be paid to the shareholders is in the form of shares of a class or series listed on a national securities exchange, approved for quotation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not less than 2,000 holders, cash in lieu of fractional shares, or a combination of the securities and cash described above. Neither the declaration of trust nor the Crescent Real Estate bylaws contain provisions regarding appraisal or dissenters' rights.

LIMITATION OF PERSONAL LIABILITY OF DIRECTORS/TRUST MANAGERS AND OFFICERS

         Crescent Operating

         Crescent Operating's charter states that directors shall not be personally liable to Crescent Operating or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required under Delaware law, for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, which concerns unlawful payments of dividends and stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

         Crescent Real Estate

         The TRA provides that a trust manager shall not be liable for any claims or damages that result from the trust manager's acts in the discharge of any duty imposed or power conferred upon him by the REIT if, in the exercise of ordinary care, the trust manager acted in good faith and in reliance upon information, opinions, reports, or statements, including financial statements and other financial data concerning the REIT or another person that were prepared or presented by specified persons, generally including officers or employees of the REIT, counsel, accountants, investment bankers, other experts and committees of the Board of Trust Managers. In addition, the TRA and the declaration of trust provide


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

that no trust manager shall be liable to Crescent Real Estate for any act, omission, loss, damage, or expense arising the performance of the trust manager's duty except in the case of the trust manager's own willful misfeasance, malfeasance or gross negligence. Crescent Real Estate's declaration of trust provides that the liability of each trust manager shall be limited to the fullest extent permitted by law, subject to certain conditions.

INDEMNIFICATION OF DIRECTORS/TRUST MANAGERS AND OFFICERS

         Crescent Operating


         Delaware law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, which is a "derivative action") if the persons acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer has been successful in defense of any such action, suit or proceeding, such director or officer must be indemnified against expenses, including attorney's fees, actually and reasonably incurred therewith. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's bylaws, disinterested director vote, stockholder vote, agreement or otherwise.


         Crescent Operating's charter provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of Crescent Operating or is or was serving at the request of Crescent Operating as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, will be indemnified and held harmless by Crescent Operating to the fullest extent authorized by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits Crescent Operating to provide broader indemnification rights than said law permitted Crescent Operating to provide prior to such amendment), against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith. Such right to indemnification includes the right to have Crescent Operating pay the expenses incurred in defending any such proceeding in advance of its final disposition, subject to the provisions of Delaware law. Such rights are not exclusive of any other right which any person may have or thereafter acquire under any statute, provision of the charter, bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of such provision will in any way diminish or adversely affect the rights of any director, officer, employee or agent of Crescent Operating thereunder in respect of any occurrence or matter arising prior to any such repeal or modification. Crescent Operating's charter also specifically authorizes Crescent Operating to maintain insurance and to grant similar indemnification rights to employees or agents of Crescent Operating.

         Delaware law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages


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for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) payments of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. Crescent Operating's charter provides that a director will not be personally liable to Crescent Operating or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by Delaware law, for liability (i) for any breach of the director's duty of loyalty to Crescent Operating or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, which concerns unlawful payments of dividends and stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of such provision will eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise prior to such amendment or repeal.

         Crescent Real Estate

         Crescent Real Estate's declaration of trust provides that no trust manager shall be liable to Crescent Real Estate for any act, omission, loss, damage, or expense arising from the performance of such trust manager's duties to Crescent Real Estate save only for such trust manager's own willful misfeasance or willful malfeasance or gross negligence. In addition to, but in no respect whatsoever in limitation of the foregoing, the liability of each trust manager for monetary damages shall be eliminated to the fullest extent permitted by applicable law. The declaration of trust also provides that no amendment thereto may limit or eliminate this limitation of liability with respect to events occurring prior to the effective date of such amendment. The declaration of trust provides that the trust managers and officers shall be indemnified to the maximum extent permitted by Texas law.

         Crescent Real Estate's bylaws and the TRA provide that Crescent Real Estate will indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a trust manager or officer if it is determined that (i) the person's conduct was in good faith; (ii) the person reasonably believed: (a) in the case of conduct in the person's official capacity as a trust manager or officer of the REIT, that the person's conduct was in the REIT's best interests; and (b) in all other cases, that the person's conduct was at least not opposed to the REIT's best interests; and (iii) in the case of any criminal proceeding, the person had no reasonable cause to believe that the person's conduct was unlawful. Except to the extent provided in the following sentence, a trust manager or officer may not be indemnified (i) in respect of a proceeding in which the person is found liable on the basis that personal benefit was improperly received by the person, whether or not the benefit resulted from an action taken in the person's official capacity; or (ii) in which the person is found liable to Crescent Real Estate. Notwithstanding the foregoing, a person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; provided that if the person is found liable to the REIT or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable expenses actually incurred by the person in connection with the proceeding, and (ii) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of the person's duty to the REIT.

         In addition, the declaration of trust and Crescent Real Estate's bylaws require it to pay or reimburse, in advance of the final disposition of a proceeding, reasonable expenses incurred by a present or former trust manager or officer made a party to a proceeding by reason of the person's status as a trust manager or officer, provided that Crescent Real Estate shall have received (i) a written affirmation by the trust manager or officer of the person's good faith belief that the person has met the standard of conduct


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necessary for indemnification by Crescent Real Estate as authorized by Crescent
Real Estate's bylaws and (ii) a written undertaking by or on the person's behalf to repay the amount paid or reimbursed by Crescent Real Estate if it shall ultimately be determined that the standard of conduct was not met. The declaration of trust and the Crescent Real Estate's bylaws also permit Crescent Real Estate to provide indemnification, payment or reimbursement of expenses to any employee or agent of Crescent Real Estate in such capacity. Crescent Real Estate's declaration of trust also allows Crescent Real Estate to enter into agreements with any person which provides for indemnification greater or different from that provided in the declaration of trust.

         The declaration of trust and Crescent Real Estate's bylaws also permit Crescent Real Estate to indemnify a person who was or who agreed to appear as a witness or other participant in a proceeding at a time when the person is not named a defendant or respondent in the proceeding. Any indemnification, payment or reimbursement of the expenses permitted by the declaration of trust and Crescent Real Estate's bylaws shall be furnished in accordance with the procedures provided for indemnification and payment or reimbursement of expenses under TRA for trust managers.

EXCESS SHARE PROVISIONS

         Crescent Operating

         Delaware law and Crescent Operating's charter and bylaws place no restrictions on the number of shares of Crescent Operating common stock any individual or group of individuals may own at any one time.

         Crescent Real Estate

         To remain qualified as a REIT for federal income tax purposes, not more than 50% in value of Crescent Real Estate's outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the federal income tax laws applicable to REITs) at any time during the last half of any taxable year, and Crescent Real Estate's outstanding shares must be beneficially owned by 100 or more persons at least 335 days of a taxable year. To facilitate maintenance of Crescent Real Estate's REIT qualification, Crescent Real Estate's declaration of trust, subject to certain exceptions, prohibits ownership by any single shareholder of more than 8.0% of Crescent Real Estate's issued and outstanding common shares or more than 9.9% the outstanding shares of a particular series of Crescent Real Estate preferred stock. In addition, the declaration of trust prohibits ownership by Mr. Rainwater, the Chairman of the Board of Trust managers of Crescent Real Estate, together with certain of his affiliates and relatives, of more than 8.0% of Crescent Real Estate's issued and outstanding common shares. These limits are referred to collectively as the "Ownership Limit." Under certain circumstances, Crescent Real Estate's declaration of trust permits the Board of Trust Managers to increase the Ownership Limit with respect to any common shareholder, other than Mr. Rainwater, together with his affiliates and relatives. Further, any transfer of shares may be null and void if it causes a person to violate the Ownership Limit, and the intended transferee or holder will acquire no rights in the shares. Those shares will automatically convert into excess shares of Crescent Real Estate, and the shareholder's rights to distributions and to vote will terminate. The shareholder would have the right to receive payment of the purchase price for the shares and certain distributions upon liquidation of Crescent Real Estate. Excess shares are not transferable. Upon meeting certain conditions, the purported record holder of excess shares may designate a beneficiary of such record holder's interest in the excess shares. Such excess shares may be exchanged for equity shares if the excess shares would not constitute excess shares in the hands of the transferee and if certain other conditions are met. Excess shares will be subject to repurchase by Crescent Real Estate at its election.




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ANTI-TAKEOVER PROVISIONS

         Crescent Operating

         As set forth in greater detail above, the charter, bylaws and applicable sections of the Delaware General Corporation Law contain several provisions that may make more difficult the acquisition of control of Crescent Operating without the approval of the Crescent Operating Board of Directors. Certain provisions of Crescent Operating's charter and bylaws, among other things: (i) classify the Crescent Operating Board of Directors into three classes, each of which serves for staggered three-year terms; (ii) provide that a director of Crescent Operating may be removed by the stockholders only for cause upon the affirmative vote of the holders of at least 80% of the entire voting power of all outstanding shares of stock entitled to vote in the election of directors; (iii) provide that only the Chairman, Vice-Chairman, President or the Crescent Operating Board of Directors may call special meetings of the stockholders; (iv) provide that the stockholders may take action only at a meeting of Crescent Operating stockholders, not by written consent; (v) provide that stockholders must comply with certain advance notice procedures in order to nominate candidates for election to Crescent Operating's Board of Directors or to place stockholders' proposals on the agenda for consideration at meetings of the stockholders; (vi) provide that, under certain circumstances, the affirmative vote of the holders of two-thirds of Crescent Operating's common stock is required to approve any merger or similar business combination involving Crescent Operating; (vii) provide that the stockholders may amend or repeal any of the foregoing provisions of the charter or the bylaws only by a vote of 80% of the stock entitled to vote generally in the election of directors; and (viii) place limitations and restrictions on the voting rights of Control Shares.

         In addition, Crescent Operating's Board of Directors has also adopted a Share Purchase Rights Plan. Pursuant to the Rights Plan, the Crescent Operating Board of Directors will cause to be issued one preferred share purchase right, or a Right, for each outstanding share of Crescent Operating common stock. Each Right will entitle the registered holder to purchase from Crescent Operating one-hundredth of a share of a new series of junior preferred stock, par value $.01 per share, or the Junior Preferred Shares, of Crescent Operating at a price of $ 5, or the Purchase Price, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, between Crescent Operating and a designated Rights Agent. The description set forth below is intended as a summary only.

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons, each an "Acquiring Person", has acquired beneficial ownership of 10% or more of the outstanding shares of Crescent Operating common stock or (ii) 10 business days (or such later date as may be determined by action of the Crescent Operating Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of such outstanding shares of Crescent Operating common stock. The earlier of such dates is called the "Rights Distribution Date." The Rights will be evidenced by the certificates representing the Crescent Operating common stock. The Rights Agreement provides that, until the Rights Distribution Date, or earlier redemption or expiration of the Rights, the Rights will be transferred with and only with the transfer of Crescent Operating common stock. Until the Rights Distribution Date, or earlier redemption or expiration of the Rights, the Crescent Operating common stock certificates will contain a notation incorporating the Rights Agreement by reference. As soon as practicable following the Rights Distribution Date, separate certificates evidencing the Rights, or Right Certificates, will be mailed to holders of record of the Crescent Operating common stock as of the close of business on the Rights Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights will not be exercisable until the Rights Distribution Date. The Rights will expire on the 10th anniversary of the date of issuance, or the "Final Expiration Date", unless


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the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by Crescent Operating, in each case, as summarized below.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Crescent Operating common stock having a market value of two times the exercise price of the Right. In the event that Crescent Operating is acquired in a merger or other business combination transaction, or 50% or more of Crescent Operating's and its subsidiaries consolidated assets or earning power, taken as a whole, are sold after a person or group of affiliated or associated persons becomes an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 10% or more of the outstanding shares of Crescent Operating common stock and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Crescent Operating common stock, Crescent Operating's Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Crescent Operating common stock, or one-hundredth of a Junior Preferred Share (or of a share of a class or series of the Preferred Stock having equivalent rights, preference and privileges) per Right (subject to adjustment). At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 10% or more of the outstanding shares of Crescent Operating common stock, Crescent Operating's Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment, or the Redemption Price. The redemption of the Rights may be made effective at such time on such basis and with such conditions as Crescent Operating's Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the holders of the Rights then will be eligible to receive only the Redemption Price. The terms of the Rights may be amended by Crescent Operating's Board of Directors without the consent of the holders of the Rights; provided, however, that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Crescent Operating, including, without limitation, the right to vote or to receive dividends. The number of outstanding Rights and the number of one-hundredths of a Junior Preferred Share issuable upon exercise of each Right also will be subject to adjustment in the event of a split of Crescent Operating's common stock, or a stock dividend on the Crescent Operating common stock payable in Crescent Operating common stock or subdivisions, consolidations or combinations of the Crescent Operating common stock occurring, in any such case, prior to the Rights Distribution Date. The Purchase Price payable, and the number of Junior Preferred Shares or other securities or property issuable, upon exercise of the Rights will be subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Shares, (ii) upon the grant to holders of the Junior Preferred Shares of certain rights or warrants to subscribe for or purchase Junior Preferred Shares at a price, or securities convertible into Junior Preferred Shares with a conversion price, less than the then-current market price of the Junior Preferred Shares or (iii) upon the distribution to holders of the Junior Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Junior Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. No fractional Junior Preferred Shares will be issued (other than fractions which are integral multiples of one-hundredth of a Junior Preferred Share, which may, at the election of Crescent



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Operating, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Shares on the last trading day prior to the date of exercise.

         Junior Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Junior Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $1 per share or 100 times the dividend declared per share of Crescent Operating common stock, subject to adjustment. In the event of liquidation, the holders of the Junior Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Crescent Operating common stock, subject to adjustment. Each Junior Preferred Share will have 100 votes voting together with the Crescent Operating common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Crescent Operating common stock are exchanged, each Junior Preferred Share will be entitled to receive 100 times the amount received per share of Crescent Operating common stock. These rights are protected by customary anti-dilution provisions. Due to the nature of the Junior Preferred Shares' dividend, liquidation and voting rights, the value of the one-hundredth interest in a Junior Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Crescent Operating common stock. The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group of persons that attempts to acquire Crescent Operating on terms not approved by Crescent Operating's Board of Directors. The Rights should not interfere with any merger or other business combination approved by Crescent Operating's Board of Directors prior to the time that a person or group has acquired beneficial ownership of 10% or more of Crescent Operating's common stock since the Rights may be redeemed by Crescent Operating at the Redemption Price until such time. The Rights contain certain provisions to exclude Crescent Real Estate and its affiliates from the operative provisions thereof.

         Crescent Real Estate

         Crescent Real Estate's declaration of trust and bylaws contain provisions similar to those applicable to Crescent Operating that may delay or prevent a change in control of Crescent Real Estate or other transactions that could provide the shareholders with a premium over the then-prevailing market price of their shares or which might otherwise be in the best interest of Crescent Real Estate's security holders. These include provisions that (i) provide for the classification of the Crescent Real Estate Board of Trust Managers into three classes, each of which serves for staggered three-year terms; (ii) provide that a trust manager of Crescent Real Estate may be removed by the shareholders only for cause upon the affirmative vote of the holders of at least 80% of the equity shares entitled to vote generally in the election of trust managers; (iii) provide that shareholders must comply with certain advance notice procedures in order to nominate candidates for election to Crescent Real Estate's Board of Trust Managers or to place shareholders' proposals on the agenda for consideration at meetings of the shareholders; (vi) provide that, under certain circumstances, the affirmative vote of the holders of two-thirds of Crescent Real Estate's common stock is required to approve any merger or similar business combination involving Crescent Real Estate; (vii) provide that the shareholders may amend or repeal any of the provisions of the declaration of trust relating to "business combinations" or "control shares" only by a vote of 80% of the stock entitled to vote generally in the election of trust managers; and (viii) provide that shareholders of Crescent Real Estate do not have cumulative voting rights in the election of trust managers. As discussed above, federal income tax laws and Crescent Real Estate's declaration of trust impose share ownership restrictions that effectively prevent acquisition of a controlling ownership interest in Crescent Real Estate. In addition, any future series of preferred shares may have certain voting provisions that could delay or prevent a change of control or other transaction that might involve a premium price or otherwise be good for Crescent Real Estate's security holders.




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         Crescent Real Estate does not currently have a shareholders rights plan. However, the declaration of trust permits the issuance of share purchase rights entitling holders to purchase from Crescent Real Estate securities or property.

      MATERIAL CONTACTS BETWEEN CRESCENT REAL ESTATE AND CRESCENT OPERATING

         The following describes agreements between Crescent Real Estate and Crescent Operating.


INTERCOMPANY AGREEMENT


         Historically, Crescent Operating generally was involved with Crescent Real Estate in two types of transactions: lessee transactions and controlled subsidiary transactions.

         o Lessee transactions were those in which Crescent Operating entered into a transaction to lease and operate real property owned by Crescent Real Estate but which could not, under prior law applicable to REITs, be operated by Crescent Real Estate due to Crescent Real Estates' status as a REIT. Lessee transactions included Crescent Operating's leases of the hotel operations.

         o Controlled subsidiary transactions were those in which Crescent Operating invested alongside Crescent Real Estate in acquisitions where Crescent Operating owned all of the voting stock, and Crescent Real Estate owned all of the non-voting stock of a corporate acquisition vehicle which in turn acquired a target business which could not be operated by Crescent Real Estate due to Crescent Real Estate's status as a REIT. The voting stock represented the controlling interest of the entity being purchased. Controlled subsidiary transactions include investments in CRL, Desert Mountain and The Woodlands Land Development Company.

         Upon the formation of Crescent Operating in 1997, Crescent Operating and Crescent Real Estate entered into the Intercompany Agreement to provide each other with rights to participate in certain transactions. Under the terms of the Intercompany Agreement, Crescent Real Estate was required, subject to conditions, to provide Crescent Operating with a right of first refusal to become the lessee of any real property acquired by Crescent Real Estate if Crescent Real Estate determined that its status as a REIT required it to enter into a "master" lease arrangement. For example, until the passage of the REIT Modernization Act, Crescent Real Estate could not have owned the operations of any of its hotel properties. Crescent Real Estate was required, in order to maintain its status as a REIT, to enter into a master lease, which is a lease of an entire property or group of related properties to a single lessee.

         Crescent Operating's ability to become lessee of such properties under a master lease was subject to Crescent Operating and Crescent Real Estate negotiating a mutually satisfactory lease arrangement and Crescent Real Estate determining, in its sole discretion, that Crescent Operating would have been qualified to become the lessee. The Intercompany Agreement required that Crescent Real Estate give Crescent Operating written notice when such leasing opportunities became available. During the 30 days following such notice, Crescent Operating had a right of first refusal with regard to becoming lessee and had the right to negotiate a lease with Crescent Real Estate on an exclusive basis. Upon expiration of the 30 day period, Crescent Real Estate could offer the leasing opportunity to third parties for a period of one year before Crescent Real Estate would have been required to again offer the opportunity Crescent Operating.

         Under restrictions contained in the Intercompany Agreement, Crescent Operating agreed not to acquire or make (i) investments in real estate, which, for purposes of the agreement, included the


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provision of services related to real estate and investment in hotel properties, real estate mortgages, real estate derivatives or entities that invest in real estate assets or (ii) any other investments that could be entered into by a REIT unless Crescent Operating provided written notice to Crescent Real Estate as to the material terms and conditions of the investment, and Crescent Real Estate did not give written notice of its desire to participate in the investment within 10 days. Crescent Operating also agreed to notify Crescent Real Estate of any investment opportunities developed by Crescent Operating or of which Crescent Operating was aware but unable or unwilling to pursue.

         The Settlement Agreement provided for the termination of the Intercompany Agreement.


                                  LEGAL MATTERS

         The validity of the Crescent Real Estate common shares to be issued in connection with the Crescent Operating bankruptcy plan and certain federal income tax matters relating to the restructuring will be passed upon for Crescent Real Estate by Shaw Pittman LLP, counsel to Crescent Real Estate. Haynes and Boone, LLP, advised Crescent Operating as to certain matters regarding the reorganization transactions.

                                     EXPERTS


         The consolidated financial statements of Crescent Real Estate as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, included in this proxy statement/prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         The consolidated financial statements of Crescent Operating as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, included in this proxy statement/prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about the company's ability to continue as a going concern) appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



         The consolidated financial statements of Vornado Crescent Logistics Operating Partnership and Subsidiary as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000 and the period from March 11, 1999 (date of inception) to December 31, 1999 included in this proxy statement/prospectus have been audited by Deloitte & Touche LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                      NOTICE REGARDING ARTHUR ANDERSEN LLP

         Section 11(a) of the Securities Act of 1933, as amended, provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to the registration statement (unless it is proved that at the time of the acquisition the person knew of the untruth or omission) may sue, among others, every




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accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in the registration statement, report or valuation which purports to have been prepared or certified by the accountant.

         Prior to the date of this prospectus, the Arthur Andersen partners who reviewed the audited financial statements of (i) The Woodlands Operating Company, L.P. and (ii) The Woodlands Land Development Company, L.P. and Subsidiary, in each case as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, resigned from Arthur Andersen. As a result, after reasonable efforts, Crescent Real Estate and Crescent Operating have been unable to obtain Arthur Andersen's written consent to the inclusion in the registration statement of which this proxy statement/prospectus is a part of its audit reports with respect to such financial statements.

         Under these circumstances, Rule 437a under the Securities Act permits Crescent Real Estate to file the registration statement without a written consent from Arthur Andersen. Accordingly, Arthur Andersen will not be liable to you under Section 11(a) of the Securities Act because it has not consented to being named as an expert in the registration statement.


                STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

         This proxy statement/prospectus, and the documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect Crescent Operating's and Crescent Real Estate's current views with respect to future events, which may impact their results of operations and financial condition. In this proxy statement/prospectus, and the documents incorporated by reference, the words "anticipates," "believes," "expects," "intends," "future," "may," "will," "should," "plans," "estimates," "potential," or "continue," or the negative of these terms, or other similar expressions, identify forward-looking statements. These forward-looking statements are only predictions and are subject to risks and uncertainties and other factors, including those set forth in the section entitled "Risk Factors" and elsewhere in this proxy statement/prospectus and the documents incorporated by reference herein which could cause actual future results to differ materially from historical results or those described in the forward-looking statements. The forward-looking statements contained in this proxy statement/prospectus should be considered in light of these factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, neither Crescent Operating non Crescent Real Estate has any intention or obligation to update publicly any forward-looking statements after the distribution of this proxy statement/prospectus, whether as a result of new information, further events or otherwise.


CRESCENT OPERATING, INC.


         Although Crescent Operating believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Crescent Operating's actual results could differ materially from those Crescent Operating expects to achieve. Crescent Operating's auditors report included on the financial statements included in this proxy statement/prospectus has expressed substantial doubt about Crescent Operating's ability to continue to operate as a going concern. Some of the other factors that might cause material variation from the expectations reflected in the forward-looking statements include:


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         o   the current inability of Crescent Operating to pay its deferred rent obligations to Crescent Partnership, the operating partnership of Crescent Real Estate;

         o the ability of Crescent Operating to generate income from the assets remaining after the transfers of its hospitality and land development businesses pursuant to the Settlement Agreement;


         o Crescent Operating's inability to complete the transactions contemplated by the Settlement Agreement with Crescent Partnership, including but not limited to, holding a shareholders' meeting to approve the prepackaged bankruptcy plan contemplated by the Settlement Agreement; obtaining shareholder approval for that plan; or filing that plan in the form contemplated;

         o the possibility that the Settlement Agreement would be terminated and Crescent Operating would, therefore, be unable to confirm the bankruptcy plan;

         o even if the Crescent Operating bankruptcy plan is accepted by the Crescent Operating stockholders, the bankruptcy court may not confirm the bankruptcy plan and, in that case, the Crescent Operating stockholders will receive nothing;

         o failure of Crescent Real Estate to provide assistance and funding to Crescent Operating of substantially all the costs of performing the steps required under the Settlement Agreement for implementation of the prepackaged bankruptcy plan, which funding is expected to provide for the preparation of this proxy statement/prospectus for a stockholders' meeting to approve the prepackaged bankruptcy plan, the solicitation of proxies for that meeting, and all other expenses associated therewith; the expenses of operating Crescent Operating from the date of the original Settlement Agreement through the commencement of the prepackaged bankruptcy; and the settlement or satisfaction of all of Crescent Operating's known creditors;


         o Crescent Operating's inability, after the commencement of bankruptcy proceedings, to control the course or outcome of the proceedings or its business operations, as federal bankruptcy law places the ultimate control over the bankrupt debtor into the discretion of the bankruptcy court;


         o the unpredictable nature of the course or outcome of Crescent Machinery's bankruptcy proceedings;

         o the assertion by the Official Unsecured Creditors' Committee of Crescent Machinery of various claims against Crescent Operating and present and former officers and directors of Crescent Operating which Crescent Operating believes are without merit but which, if successfully prosecuted against Crescent Operating and certain of its current and former officers and directors, may result in Crescent Operating being unable to obtain confirmation of the bankruptcy plan or make any distribution to the Crescent Operating stockholders;

         o Crescent Operating's inability to assure that the Crescent Operating bankruptcy plan will be confirmed by the bankruptcy court, which is a condition to the distribution of Crescent Real Estate common shares to Crescent Operating stockholders;

         o even if the prepackaged bankruptcy plan is confirmed as contemplated, Crescent Operating's inability to control the issuance of Crescent Real Estate common shares to Crescent Operating stockholders, following confirmation of the prepackaged bankruptcy plan;

         o the reduction of the value of the Crescent Real Estate common shares to be distributed to Crescent Operating's stockholders (but not below $0.20 per Crescent Operating share) by all payments by Crescent Real Estate for claims and expenses relating to the Crescent Operating bankruptcy and the reorganization transactions, including the expenses of Crescent Real Estate but excluding payments in satisfaction of the Bank of America claim, in excess of $5.2 million;


         o Crescent Operating's inability to make any forecast regarding stockholders' recovery in bankruptcy if the prepackaged bankruptcy plan is not approved by the stockholders prior to Crescent Operating's filing for bankruptcy protection, as Crescent Operating's debts far exceed its assets, and its creditors, including Crescent Real Estate, may not be paid in full, and, consequently, it is probable that if the stockholders do not approve the prepackaged bankruptcy plan, the stockholders would receive no distributions with respect to their stock ownership in the Crescent Operating;

         o Crescent Operating's inability to sell its interest in the tenant of the AmeriCold temperature controlled logistics properties to a new entity that will be owned by the Crescent Real Estate shareholders, proceeds of which sale would be applied by Crescent Operating to the repayment of Crescent Operating's $15.0 million obligation to Bank of America;

         o the high levels of debt that Crescent Operating maintains and Crescent Operating's current inability to generate revenue sufficient to meet debt service payments, other obligations and operating expenses;

         o the availability of the financing that likely will be necessary to maintain Crescent Operating's operations and investments;

         o the current and continuing underperformance or non-performance of Crescent Operating's existing business investments;

         o Crescent Operating's inability to reach an agreement with its creditors which may result in Crescent Operating losing control of its remaining assets or operations or both either through foreclosure or bankruptcy;

         o any unfavorable resolution of issues that relate to the bankruptcy petition of Charter Behavioral Health Systems, LLC, including, but not limited to, judgments against Crescent Operating in respect of lawsuits instituted in connection with the closure of certain CBHS facilities prior to CBHS's filing bankruptcy;

         o the impact of changes in the industries in which Crescent Operating's businesses and investments operate, including equipment sales and leasing and temperature controlled logistics, and the economic, demographic and other competitive conditions affecting those industries, Crescent Operating's cash flows and the value of Crescent Operating's investments, and

         o the impact of terrorism acts on the industries in which Crescent Operating's businesses and investments operate, including equipment sales and leasing and temperature controlled logistics.

         Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Crescent Operating is not obligated to update these forward-looking statements to reflect any future events or circumstances.


CRESCENT REAL ESTATE EQUITIES COMPANY


         Although Crescent Real Estate believes that the expectations reflected in its forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those described in the forward-looking statements.

         The following factors might cause such a difference:

         o Crescent Real Estate's inability to obtain the confirmation of the Crescent Operating bankruptcy plan binding all creditors and Crescent Operating stockholders;

         o The inability of Crescent to integrate successfully the lessee interests in the hotel operations or the land development interests with its current business and operations;

         o The inability of Crescent Real Estate to complete the distribution to its shareholders of the shares of a new entity to purchase the AmeriCold tenant interest from Crescent Operating;

         o Further deterioration in the resort/business-class hotel markets or in the market for residential land or luxury residences, including single-family homes, townhomes and condominiums, or in the economy generally;

         o Crescent Real Estate's ability, at its office properties, to timely lease unoccupied square footage and timely re-lease occupied square footage upon expiration on favorable terms, which may be adversely affected by changes in real estate conditions (including rental rates and competition from other properties and new development of competing properties or a general downturn in the economy);

         o Financing risks, such as the ability to generate revenue sufficient to service and repay existing or additional debt, the ability to meet applicable debt covenants, the ability to fund the share repurchase program, increases in debt service associated with increased debt and with variable-rate debt, and the ability to consummate financings and refinancings on favorable terms and within any applicable time frames;

         o Further adverse conditions in the temperature-controlled logistics business (including both industry-specific conditions and a general downturn in the economy) which may further jeopardize the ability of the tenant of the Crescent Real Estate temperature-controlled logistics properties to pay all current and deferred rent due and the resulting adverse impact on the value of Crescent Real Estate's investment in the owner of the properties;

         o   Adverse changes in the financial condition of existing tenants;

         o The concentration of a significant percentage of Crescent Real Estate's assets in Texas;

         o Crescent Real Estate's ability to find acquisition and development opportunities which meet Crescent Real Estate's investment strategy;

         o The existence of complex regulations relating to Crescent Real Estate's status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and

         o Other risks detailed from time to time in Crescent Real Estate's filings with the Securities and Exchange Commission.

         Given these uncertainties, readers are cautioned not to place undue reliance on such statements. Crescent Real Estate is not obligated to update these forward-looking statements to reflect any future events or circumstances.



ADDITIONAL INFORMATION


         For a more complete discussion of these and other risk factors, please see each of Crescent Operating's and Crescent Real Estate's Securities and Exchange Commission reports, including their respective proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Registration Statements on Forms S-1 and S-4.

INDEX TO FINANCIAL STATEMENTS



FINANCIAL STATEMENTS FOR CRESCENT REAL ESTATE EQUITIES COMPANY AS OF JUNE 30, 2002 (UNAUDITED)

Consolidated Balance Sheets at June 30, 2002 and December 31, 2001............................................F-4

Consolidated Statements of Operations for the three and six months ended June 30, 2002 and 2001...............F-5

Consolidated Statements of Shareholders' Equity for the six months ended June 30, 2002........................F-6

Consolidated Statements of Cash Flows for the six months ended June 30, 2002 and 2001.........................F-7

Notes to Unaudited Consolidated Financial Statements..........................................................F-8

FINANCIAL STATEMENTS FOR CRESCENT REAL ESTATE EQUITIES COMPANY AS OF DECEMBER 31, 2001 (AUDITED)

Reports of Independent Auditors...............................................................................F-44

Consolidated Balance Sheets as of December 31, 2001 and 2000..................................................F-46

Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999....................F-47

Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001,
     2000 and 1999............................................................................................F-48

Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999....................F-49

Notes to Audited Consolidated Financial Statements............................................................F-50

Schedule III Consolidated Real Estate Investments and Accumulated Depreciation................................F-90


FINANCIAL STATEMENTS FOR CRESCENT OPERATING, INC. AS OF JUNE 30, 2002 (UNAUDITED)

Consolidated Balance Sheets..................................................................................F-94

Consolidated Statements of Operations........................................................................F-95

Consolidated Statements of Changes in Shareholders' Equity (Deficit).........................................F-96

Consolidated Statements of Cash Flows........................................................................F-97

Notes to Unaudited Consolidated Financial Statements.........................................................F-98

FINANCIAL STATEMENTS FOR CRESCENT OPERATING, INC. AS OF DECEMBER 31, 2001 (AUDITED)

Reports of Independent Auditors..............................................................................F-108

Consolidated Balance Sheets..................................................................................F-115

Consolidated Statements of Operations........................................................................F-116

Consolidated Statements of Changes in Shareholders' Equity (Deficit).........................................F-117

Consolidated Statements of Cash Flows........................................................................F-118

Notes to Audited Consolidated Financial Statements...........................................................F-119

The following financial statement schedule of the Registrant and its subsidiaries is submitted herewith in response to Item 14(a)2: Schedule I - - Condensed Financial Information of the Registrant ..............S-1

FINANCIAL STATEMENTS FOR VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP AND SUBSIDIARY (AUDITED)

Independent Auditor's Report ................................................................................F-146

Consolidated Balance Sheets..................................................................................F-147

Consolidated Statements of Operations........................................................................F-149

Consolidated Statements of Partners' Capital.................................................................F-150

Consolidated Statements of Cash Flows........................................................................F-151

Notes to the Consolidated Financial Statements ..............................................................F-153

FINANCIAL STATEMENTS FOR VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP AND SUBSIDIARY (AUDITED)

Independent Auditor's Report.................................................................................F-163

Consolidated Balance Sheets..................................................................................F-164

Consolidated Statements of Operations........................................................................F-166

Consolidated Statements of Partners' Capital.................................................................F-167

Consolidated Statements of Cash Flows........................................................................F-168

Notes to Consolidated Financial Statements...................................................................F-170

FINANCIAL STATEMENTS FOR THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY (AUDITED)

Report of Independent Public Accountants ....................................................................F-179

Consolidated Balance Sheets..................................................................................F-180

Consolidated Statements of Earnings..........................................................................F-181

Consolidated Statements of Changes in Partners' Equity (Deficit).............................................F-182

Consolidated Statements of Cash Flows........................................................................F-183

Notes to Consolidated Financial Statements ..................................................................F-184

FINANCIAL STATEMENTS FOR THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY (AUDITED)

Report of Independent Public Accountants ....................................................................F-187

Consolidated Balance Sheets..................................................................................F-188

Consolidated Statements of Earnings..........................................................................F-189

Consolidated Statements of Changes in Partners' Equity.......................................................F-190

Consolidated Statements of Cash Flows........................................................................F-191

Notes to Consolidated Financial Statements ..................................................................F-192

PRO FORMA FINANCIAL STATEMENTS FOR CRESCENT REAL ESTATE EQUITIES COMPANY (UNAUDITED)

Pro Forma Consolidated Balance Sheet as of June 30, 2002 and notes thereto...................................F-200

Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2002 and notes thereto.......................................................................................F-203

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001 and notes thereto.......................................................................................F-204

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)



                                                                                 JUNE 30,       DECEMBER 31,
                                                                                   2002             2001
                                                                               -------------    -------------
                                                                                (UNAUDITED)       (AUDITED)
ASSETS:
 Investments in real estate:
   Land                                                                        $     312,337    $     249,266
   Land held for investment or development                                           473,138           92,951
   Building and improvements                                                       3,051,494        2,938,669
   Furniture, fixtures and equipment                                                 108,580           72,247
   Properties held for disposition, net                                               47,470           64,694
   Less -  accumulated depreciation                                                 (720,350)        (637,904)
                                                                               -------------    -------------
             Net investment in real estate                                         3,272,669        2,779,923

   Cash and cash equivalents                                                          67,584           36,285
   Restricted cash and cash equivalents                                               96,576          115,531
   Accounts receivable, net                                                           40,601           28,654
   Deferred rent receivable                                                           66,482           66,362
   Investments in real estate mortgages and equity
       of unconsolidated companies                                                   532,976          838,317
   Notes receivable, net                                                             109,090          132,065
   Income tax asset-current and deferred, net                                         37,671               --
   Other assets, net                                                                 199,131          145,012
                                                                               -------------    -------------
               Total assets                                                    $   4,422,780    $   4,142,149
                                                                               =============    =============


LIABILITIES:
   Borrowings under Credit Facility                                            $     136,500    $     283,000
   Notes payable                                                                   2,335,931        1,931,094
   Accounts payable, accrued expenses and other liabilities                          339,655          220,068
                                                                               -------------    -------------
              Total liabilities                                                    2,812,086        2,434,162
                                                                               -------------    -------------

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 6,591,234 and 6,594,521 units,
       respectively                                                                   63,352           69,910
  Consolidated real estate partnerships                                               95,894          232,137
                                                                               -------------    -------------
              Total minority interests                                               159,246          302,047
                                                                               -------------    -------------

SHAREHOLDERS' EQUITY:
  Preferred shares, $.01 par value, authorized 100,000,000 shares:
   6 3/4% Series A Convertible Cumulative Preferred Shares,
      liquidation preference $25.00 per share,
      10,800,000 and 8,000,000 shares issued and outstanding
      at June 30, 2002 and December 31, 2001, respectively                           248,160          200,000
   9 1/2% Series B Cumulative Preferred Shares,
      liquidation preference of $25.00 per share,
      3,400,000 shares issued and outstanding at June 30, 2002                        81,923               --
  Common shares, $.01 par value, authorized 250,000,000 shares,
      123,975,115 and 123,396,017 shares issued and outstanding
      at June 30, 2002 and December 31, 2001, respectively                             1,233            1,227
   Additional paid-in capital                                                      2,240,125        2,234,360
   Deferred compensation on restricted shares                                         (5,253)              --
   Accumulated deficit                                                              (699,915)        (638,435)
   Accumulated other comprehensive income                                            (26,587)         (31,484)
                                                                               -------------    -------------
                                                                                   1,839,686        1,765,668

Less - shares held in treasury, at cost, 20,270,953 and 18,770,418
      common shares at June 30, 2002 and December 31, 2001, respectively            (388,238)        (359,728)
                                                                               -------------    -------------
              Total shareholders' equity                                           1,451,448        1,405,940
                                                                               -------------    -------------

              Total liabilities and shareholders' equity                       $   4,422,780    $   4,142,149
                                                                               =============    =============



   The accompanying notes are an integral part of these financial statements.

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (dollars in thousands, except per share data)



                                                                                    FOR THE THREE MONTHS       FOR THE SIX MONTHS
                                                                                        ENDED JUNE 30,           ENDED JUNE 30,
                                                                                   ----------------------    ----------------------
                                                                                     2002         2001         2002         2001
                                                                                   ---------    ---------    ---------    ---------
                                                                                        (UNAUDITED)                (UNAUDITED)
REVENUE:
   Office property                                                                 $ 141,540    $ 155,426    $ 285,011    $ 308,229
   Resort/Hotel property                                                              53,523       16,125       92,047       32,074
   Residential Development property                                                   84,985           --      133,050           --
   Interest and other income                                                           1,843       17,634        4,069       26,637
                                                                                   ---------    ---------    ---------    ---------
      Total revenue                                                                  281,891      189,185      514,177      366,940
                                                                                   ---------    ---------    ---------    ---------

EXPENSE:
   Office property real estate taxes                                                  20,651       22,059       41,923       44,747
   Office property operating expenses                                                 42,130       44,690       86,685       88,249
   Resort/Hotel property expense                                                      42,212           --       66,102           --
   Residential Development property expense                                           76,994           --      119,209           --
   Corporate general and administrative                                                5,333        6,889       11,725       12,153
   Interest expense                                                                   46,450       46,833       88,722       94,281
   Amortization of deferred financing costs                                            2,701        2,307        5,021        4,732
   Depreciation and amortization                                                      35,329       30,446       69,151       60,459
   Impairment and other charges related
     to real estate assets                                                                --       13,174           --       15,324
                                                                                   ---------    ---------    ---------    ---------
      Total expense                                                                  271,800      166,398      488,538      319,945
                                                                                   ---------    ---------    ---------    ---------

      Operating income                                                                10,091       22,787       25,639       46,995
                                                                                   ---------    ---------    ---------    ---------

OTHER INCOME AND EXPENSE:
   Equity in net income (loss) of unconsolidated companies:
      Office properties                                                                1,471        1,228        2,781        2,321
      Residential development properties                                               6,179        9,732       18,662       20,440
      Temperature-controlled logistics properties                                       (417)       1,632         (727)       4,351
      Other                                                                             (465)        (636)      (4,526)       1,210
                                                                                   ---------    ---------    ---------    ---------
   Total equity in net income of unconsolidated companies                              6,768       11,956       16,190       28,322
                                                                                   ---------    ---------    ---------    ---------


   Loss on property sales, net                                                            --         (702)          --         (372)
                                                                                   ---------    ---------    ---------    ---------
      Total other income and expense                                                   6,768       11,254       16,190       27,950
                                                                                   ---------    ---------    ---------    ---------

INCOME BEFORE INCOME TAXES, MINORITY INTERESTS,
   DISCONTINUED OPERATIONS, EXTRAORDINARY ITEM
   AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                          16,859       34,041       41,829       74,945
      Minority interests                                                              (5,059)      (8,337)     (13,102)     (18,089)
      Income tax (expense) benefit                                                      (418)          --        3,865           --
                                                                                   ---------    ---------    ---------    ---------

INCOME BEFORE DISCONTINUED OPERATIONS, EXTRAORDINARY
   ITEM AND CUMULATIVE EFFECT OF A CHANGE IN
   ACCOUNTING PRINCIPLE                                                               11,382       25,704       32,592       56,856

      Discontinued operations - income and gain on assets sold and held for sale         569           60        3,785          156
      Extraordinary item - extinguishment of debt                                         --      (10,802)          --      (10,802)
      Cumulative effect of a change in accounting principle                               --           --      (10,465)          --
                                                                                   ---------    ---------    ---------    ---------

NET INCOME                                                                            11,951       14,962       25,912       46,210

6 3/4% Series A Preferred Share distributions                                         (4,215)      (3,375)      (7,590)      (6,750)
9 1/2% Series B Preferred Share distributions                                         (1,009)          --       (1,009)          --
                                                                                   ---------    ---------    ---------    ---------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                        $   6,727    $  11,587    $  17,313    $  39,460
                                                                                   =========    =========    =========    =========


BASIC EARNINGS (LOSS) PER SHARE DATA:
   Net income before discontinued operations, extraordinary item and
   cumulative effect of a change in accounting principle                           $    0.06    $    0.21    $    0.23    $    0.47
   Discontinued operations - income and gain on assets sold and held for sale           0.01           --         0.04           --
   Extraordinary item - extinguishment of debt                                            --        (0.10)          --        (0.10)
   Cumulative effect of a change in accounting principle                                  --           --        (0.10)          --
                                                                                   ---------    ---------    ---------    ---------

   Net income - basic                                                              $    0.07    $    0.11    $    0.17    $    0.37
                                                                                   =========    =========    =========    =========


DILUTED EARNINGS (LOSS) PER SHARE DATA:
   Net income before discontinued operations, extraordinary item and
   cumulative effect of a change in accounting principle                           $    0.06    $    0.20    $    0.23    $    0.46
   Discontinued operations - income and gain on assets sold and held for sale           0.01           --         0.04           --
   Extraordinary item - extinguishment of debt                                            --        (0.10)          --        (0.10)
   Cumulative effect of a change in accounting principle                                  --           --        (0.10)          --
                                                                                   ---------    ---------    ---------    ---------

   Net income - diluted                                                            $    0.07    $    0.10    $    0.17    $    0.36
                                                                                   =========    =========    =========    =========



   The accompanying notes are an integral part of these financial statements.

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                             CONSOLIDATED STATEMENT
                             OF SHAREHOLDERS' EQUITY
                             (dollars in thousands)
                                  (unaudited)



                                                     Series A              Series B
                                                  Preferred Shares      Preferred Shares       Treasury Shares        Common Shares
                                               ---------------------  ---------------------  ----------------------   -------------
                                                 Shares   Net Value     Shares    Net Value    Shares     Net Value       Shares
                                               ---------- ----------  ----------  ---------  ----------   ---------    -----------
SHAREHOLDERS' EQUITY,
 December 31, 2001                              8,000,000 $  200,000          --   $    --   18,770,418   $(359,728)   123,396,017

Issuance of Preferred Shares                    2,800,000     48,160   3,400,000    81,923           --          --             --

Issuance of Common Shares                              --         --          --        --           --          --          4,424

Exercise of Common Share Options                       --         --          --        --           --          --        268,100

Deferred Compensation                                  --         --          --        --           --          --        300,000

Issuance of Shares in Exchange for Operating
   Partnership Units                                   --         --          --        --           --          --          6,574

Share Repurchases                                      --         --          --        --    1,500,535     (28,510)            --

Dividends Paid                                         --         --          --        --           --          --             --

Net Income                                             --         --          --        --           --          --             --

Unrealized Loss on Marketable Securities               --         --          --        --           --          --             --

Unrealized Net Gain on Cash Flow Hedges                --         --          --        --           --          --             --

                                               ---------- ----------  ----------   -------   ----------   ---------    -----------

SHAREHOLDERS' EQUITY, June 30, 2002            10,800,000 $  248,160   3,400,000   $81,923   20,270,953   $(388,238)   123,975,115
                                               ========== ==========  ==========   =======   ==========   =========    ===========


                                                                            Deferred                    Accumulated
                                                             Additional   Compensation                     Other
                                              Common Shares    Paid-in    on Restricted   Accumulated   Comprehensive
                                                Par Value      Capital        Shares        Deficit         Income          Total
                                              -------------  -----------  -------------   -----------   -------------   -----------
SHAREHOLDERS' EQUITY,
 December 31, 2001                             $     1,227   $ 2,234,360   $        --    $  (638,435)   $   (31,484)   $ 1,405,940

Issuance of Preferred Shares                            --            --            --             --             --        130,083

Issuance of Common Shares                               --            84            --             --             --             84

Exercise of Common Share Options                         3           409            --             --             --            412

Deferred Compensation                                    3         5,250        (5,253)            --             --             --

Issuance of Shares in Exchange for Operating
   Partnership Units                                    --            22            --             --             --             22

Share Repurchases                                       --            --            --             --             --        (28,510)

Dividends Paid                                          --            --            --        (78,793)            --        (78,793)

Net Income                                              --            --            --         17,313             --         17,313

Unrealized Loss on Marketable Securities                --            --            --             --         (1,149)        (1,149)

Unrealized Net Gain on Cash Flow Hedges                 --            --            --             --          6,046          6,046
                                               -----------   -----------   -----------    -----------    -----------    -----------

SHAREHOLDERS' EQUITY, June 30, 2002            $     1,233   $ 2,240,125   $    (5,253)   $  (699,915)   $   (26,587)   $ 1,451,448
                                               ===========   ===========   ===========    ===========    ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (dollars in thousands)
                                  (unaudited)


                                                                                         FOR THE SIX MONTHS
                                                                                            ENDED JUNE 30,
                                                                                   ------------------------------
                                                                                        2002            2001
                                                                                   -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                         $      25,912    $      46,210
Adjustments to reconcile net income to
  net cash provided by operating activities:
     Depreciation and amortization                                                        74,172           65,907
     Amortization of capitalized residential development costs                            94,088               --
     Expenditures for capitalized residential development costs                          (57,250)              --
     Extraordinary item - extinguishment of debt                                              --           10,802
     Impairment and other charges related to
       real estate assets                                                                     --           15,324
     (Gain) loss on property sales, net                                                   (4,499)             372
     Minority interests                                                                   13,102           18,089
     Cumulative effect of a change in accounting principle                                10,465               --
     Non-cash compensation                                                                    84               78
     Distributions received in excess of earnings from
       unconsolidated companies:
       Office properties                                                                      --              391
       Temperature-controlled logistics                                                       --            2,067
       Other                                                                                  --            1,796
     Equity in (earnings) loss net of distributions received from unconsolidated companies:
       Office properties                                                                    (373)              --
       Residential development properties                                                 (5,866)          (8,710)
       Temperature-controlled logistics                                                      727               --
       Other                                                                               5,522               --
     Change in assets and liabilities, net of effects of COPI transaction:
       Restricted cash and cash equivalents                                               13,992           11,980
       Accounts receivable                                                                11,391          (12,649)
       Deferred rent receivable                                                           (1,124)          (1,651)
       Income tax asset-current and deferred                                             (15,887)              --
       Other assets                                                                        9,042           17,634
       Accounts payable, accrued expenses and other liabilities                          (69,770)         (49,837)
                                                                                   -------------    -------------
       Net cash provided by operating activities                                         103,728          117,803
                                                                                   -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Net cash impact of COPI transaction                                                  38,226               --
     Proceeds from property sales                                                         20,381           17,633
     Proceeds from joint venture partner                                                      --           16,285
     Acquisition of rental properties                                                     (8,410)              --
     Development of investment properties                                                 (1,178)         (21,669)
     Capital expenditures - office properties                                             (7,757)          (7,397)
     Capital expenditures - hotel properties                                             (10,230)         (11,014)
     Tenant improvement and leasing costs - office properties                            (18,028)         (22,285)
     Decrease in restricted cash and cash equivalents                                      8,931            3,109
     Return of investment in unconsolidated companies:
       Office properties                                                                     256            4,612
       Residential development properties                                                  8,082           11,151
       Other                                                                                  --           11,975
     Investment in unconsolidated companies:
       Office                                                                                 --             (260)
       Residential development properties                                                (24,478)         (50,824)
       Temperature-controlled logistics                                                     (128)          (5,589)
       Other                                                                                (446)            (785)
     Increase in notes receivable                                                         (6,840)         (13,693)
                                                                                   -------------    -------------
       Net cash used in investing activities                                              (1,619)         (68,751)
                                                                                   -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Debt financing costs                                                                (10,057)         (14,754)
     Borrowings under UBS Facility                                                            --          105,000
     Payments under UBS Facility                                                              --         (658,452)
     Borrowings under Fleet Facility                                                     110,000          400,000
     Payments under Fleet Facility                                                      (256,500)         (30,000)
     Notes Payable proceeds                                                              375,000          381,240
     Notes Payable payments                                                              (99,320)         (99,668)
     Purchase of GMAC preferred interest                                                (187,000)              --
     Capital distributions - joint venture preferred equity                               (6,437)         (11,167)
     Capital distributions - joint venture partner                                        (1,202)          (1,456)
     Proceeds from exercise of share options                                                 412            5,086
     Common share repurchases held in Treasury                                           (28,510)              --
     Issuance of preferred shares-Series A                                                48,160               --
     Issuance of preferred shares-Series B                                                81,923               --
     6 3/4% Series A Preferred Share distributions                                        (7,590)          (6,750)
     9 1/2% Series B Preferred Share distributions                                        (1,009)              --
     Dividends and unitholder distributions                                              (88,680)        (133,583)
                                                                                   -------------    -------------
       Net cash used in financing activities                                             (70,810)         (64,504)
                                                                                   -------------    -------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          31,299          (15,452)
CASH AND CASH EQUIVALENTS,
     Beginning of period                                                                  36,285           38,966
                                                                                   -------------    -------------
CASH AND CASH EQUIVALENTS,
     End of period                                                                 $      67,584    $      23,514
                                                                                   =============    =============


   The accompanying notes are an integral part of these financial statements.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1. ORGANIZATION AND BASIS OF PRESENTATION:

ORGANIZATION

         Crescent Real Estate Equities Company ("Crescent Equities") operates as a real estate investment trust for federal income tax purposes (a "REIT") and, together with its subsidiaries, provides management, leasing and development services for some of its properties.

         The term "Company" includes, unless the context otherwise indicates, Crescent Equities, a Texas REIT, and all of its direct and indirect subsidiaries.

         The direct and indirect subsidiaries of Crescent Equities at June 30, 2002 included:

                  o CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP The "Operating Partnership."

                  o        CRESCENT REAL ESTATE EQUITIES, LTD.
                           The "General Partner" of the Operating Partnership.

                  o SUBSIDIARIES OF THE OPERATING PARTNERSHIP AND THE GENERAL PARTNER

         Crescent Equities conducts all of its business through the Operating Partnership and its other subsidiaries.

         The Company is structured to facilitate and maintain the qualification of Crescent Equities as a REIT. The following table shows the consolidated subsidiaries of the Company that owned or had an interest in real estate assets (the "Properties") and the properties that each subsidiary owned or had an interest in as of June 30, 2002.

     Operating Partnership          Wholly-owned assets - The Avallon IV, Datran
                                    Center (two office properties), Houston
                                    Center (three office properties) and The
                                    Park Shops at Houston Center. These
                                    Properties are included in the Company's
                                    Office Segment.

                                    Joint Venture assets, consolidated - 301
                                    Congress Avenue (50% interest) and The
                                    Woodlands Office Properties (85.6% interest)
                                    (six office properties). These Properties are included in the Company's Office
                                    Segment.

                                    Joint Venture assets, unconsolidated - Bank
                                    One Center (50% interest), Bank One Tower
                                    (20% interest) and Four Westlake Park (20% interest). These Properties are included in the Company's Office Segment. Currently under construction is the 5 Houston Center office property (25% interest), which will be included in the Company's Office Segment when construction is complete.

                                    Equity Investments - Mira Vista (94%
                                    interest), The Highlands (11.6% interest),
                                    Falcon Point (94% interest), Falcon Landing
                                    (94% interest) and Spring Lakes (94%
                                    interest). These Properties are included in the Company's Residential Development
                                    Segment.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



     Crescent TRS Holding          Equity Investments - Desert Mountain
     Corp.                         (93% interest) and The Woodlands (42.5%
                                   interest).  These Properties are included in
                                   the Company's Residential Development Segment.

     COPI Colorado, L.P.           Equity Investments - Bear Paw Lodge (60%
                                   interest), Eagle Ranch (60% interest), Main
                                   Street Junction (30% interest), Main Street
                                   Station (30% interest), Main Street Station
                                   Vacation Club (30% interest), Riverbend (60%
                                   interest), Three Peaks (Eagle's Nest) (30%
                                   interest), Park Place at Riverfront (64%
                                   interest), Park Tower at Riverfront (64%
                                   interest), Promenade Lofts at Riverfront
                                   (64% interest), Cresta (60% interest), Snow
                                   Cloud (64% interest), One Vendue Range (62%
                                   interest), Old Greenwood (71.2% interest)
                                   and Northstar Mountain Properties (57%
                                   interest). These Properties are included in
                                   the Company's Residential Development
                                   Segment.

     Crescent Real Estate          Wholly-owned assets - The Aberdeen, The
     Funding I, L.P.               Avallon I, II & III, Carter Burgess Plaza,
     ("Funding I")                 The Citadel, The Crescent Atrium, The
                                   Crescent Office Towers, Regency Plaza One,
                                   Waterside Commons and 125 E. John Carpenter
                                   Freeway. These Properties are included in
                                   the Company's Office Segment.

     Crescent Real Estate          Wholly owned assets - Albuquerque Plaza,
     Funding II, L.P.              Barton Oaks Plaza, Briargate Office and
     ("Funding II")                Research Center, Las Colinas Plaza, Liberty
                                   Plaza I & II, MacArthur Center I & II,
                                   Ptarmigan Place, Stanford Corporate Center,
                                   Two Renaissance Square and 12404 Park
                                   Central. These Properties are included in
                                   the Company's Office Segment. Also, the
                                   Hyatt Regency Albuquerque and the Park Hyatt
                                   Beaver Creek Resort & Spa, both of which are
                                   included in the Company's Resort/Hotel
                                   Segment

     Crescent Real Estate          Wholly-owned assets - Greenway Plaza Office
     Funding III, IV and V,        Properties (ten office properties), included
     L.P. ("Funding III, IV        in the Company's Office Segment, and
     and V")(1)                    Renaissance Houston Hotel, included in the
                                   Company's Resort/Hotel Segment.


     Crescent Real Estate          Wholly-owned assets - Canyon Ranch - Lenox,
     Funding VI, L.P.              included in the Company's Resort/Hotel Segment.
     ("Funding VI")

     Crescent Real Estate          Wholly-owned assets - nine behavioral healthcare
     Funding VII, L.P.             properties, all of which are classified as Properties
     ("Funding VII")               Held for Disposition.

     Crescent Real Estate          Wholly-owned assets - The Addison, Addison Tower,
     Funding VIII, L.P.            Austin Centre, The Avallon V, Frost Bank Plaza,
     ("Funding VIII")              Greenway I & IA (two office properties),
                                   Greenway II, Palisades Central I,
                                   Palisades Central II, Stemmons Place, Three
                                   Westlake Park, Trammell Crow Center, 3333
                                   Lee Parkway, 1800 West Loop South and 5050
                                   Quorum. These Properties are included in the
                                   Company's Office Segment. Also, Canyon Ranch
                                   - Tucson, Omni Austin Hotel, Sonoma Mission
                                   Inn & Spa and Ventana Inn & Spa, which are
                                   included in the Company's Resort/Hotel
                                   Segment.

     Crescent Real Estate          Wholly-owned assets - Chancellor Park, MCI Tower,
     Funding IX, L.P.              Miami Center, Reverchon Plaza, 44 Cook Street,
     ("Funding IX")(2)             55 Madison and 6225 N. 24th Street (3).  These
                                   Properties are included in the Company's Office
                                   Segment.  Also, the Denver Marriott City Center,
                                   which is included in the Company's Resort/Hotel Segment.

     Crescent Real Estate          Wholly-owned assets - Fountain Place and
     Funding X, L.P.               Post Oak Central (three Office Properties), all of
     ("Funding X")                 which are included in the Company's Office Segment.

     Crescent Spectrum             Wholly-owned assets - Spectrum Center, included
     Center, L.P.(4)               in the Company's Office Segment.


----------

(1) Funding III owns nine of the ten office properties in the Greenway Plaza office portfolio and the Renaissance Houston Hotel; Funding IV owns the central heated and chilled water plant building located at Greenway Plaza; and Funding V owns 9 Greenway, the remaining office property in the Greenway Plaza office portfolio.

(2) Funding IX holds its interests in Chancellor Park and Miami Center through its 100% membership interests in the owners of the Properties, Crescent Chancellor Park, LLC and Crescent Miami Center, LLC.

(3)      This Office Property was sold subsequent to June 30, 2002.

(4) Crescent Spectrum Center, L.P. holds its interest in Spectrum Center through its ownership of the underlying land and notes and a mortgage on the Property.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



         See "Note 7. "Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" for a table that lists the Company's ownership in significant unconsolidated subsidiaries, including joint ventures and equity investments as of June 30, 2002.

         See "Note 8. Notes Payable and Borrowings under Fleet Facility" for a list of certain other subsidiaries of the Company, all of which are consolidated in the Company's financial statements and were formed primarily for the purpose of obtaining secured debt or joint venture financing.

         On February 14, 2002, the Company executed an agreement with Crescent Operating, Inc. ("COPI"), pursuant to which COPI transferred to the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties leased to subsidiaries of COPI and substantially all of COPI's voting common stock in three of the Company's Residential Development Corporations. See "Note 16. COPI" for additional information related to the Company's agreement with COPI.

         As of June 30, 2002, Crescent SH IX, Inc. ("SH IX"), a subsidiary of the General Partner, owned 14,468,623 common shares of beneficial interest in Crescent Equities. See "Note 14. Shareholders' Equity - Share Repurchase Program."

SEGMENTS

                  The assets and operations of the Company were divided among four investment segments at June 30, 2002;

         o        the Office Segment;

         o        the Resort/Hotel Segment;

         o        the Residential Development Segment; and

         o        the Temperature-Controlled Logistics Segment.

                  The assets owned in whole or in part by the Company as of June 30, 2002 are classified within these investment segments as follows:

         o OFFICE SEGMENT consisted of 64 wholly-owned office properties (including three retail properties) and 10 office properties, seven of which are consolidated and three of which are unconsolidated, in which the Company has a joint venture interest (collectively referred to as the "Office Properties") located in 26 metropolitan submarkets in six states, with an aggregate of approximately 28.3 million net rentable square feet. Additionally, the Company is developing an office property in Houston, Texas through an unconsolidated entity that will be included in the Office Segment upon completion.

         o RESORT/HOTEL SEGMENT consisted of five luxury and destination fitness resorts and spas with a total of 1,036 rooms/guest nights and four upscale business-class hotel properties with a total of 1,771 rooms (collectively referred to as the "Resort/Hotel Properties").

         o RESIDENTIAL DEVELOPMENT SEGMENT consisted of the Company's ownership of real estate mortgages and voting and non-voting common stock representing interests of 94% to 100% in five residential development corporations (collectively referred to as the "Residential Development Corporations"), which in turn, through joint venture or partnership arrangements, owned in whole or in part 22 upscale residential development properties (collectively referred to as the "Residential Development Properties").

         o TEMPERATURE-CONTROLLED LOGISTICS SEGMENT consisted of the Company's 40% interest in a general partnership (the "Temperature-Controlled Logistics Partnership"), which owns all of the common stock, representing substantially all of the economic interest, of AmeriCold Corporation (the "Temperature-Controlled Logistics Corporation"), a real estate investment trust, which, as of June 30, 2002, directly or indirectly owned 89 temperature-controlled logistics properties (collectively referred to as the

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



                  "Temperature-Controlled Logistics Properties") with an aggregate of approximately 445.2 million cubic feet (17.7 million square feet) of warehouse space.

         See "Note 6. Segment Reporting" for a table showing total revenues, operating expenses, equity in net income (loss) of unconsolidated companies and funds from operations for each of these investment segments for the three and six months ended June 30, 2002 and 2001, and identifiable assets for each of these investment segments at June 30, 2002 and December 31, 2001.

         For purposes of segment reporting as defined in Statement of Financial Accounting Standard ("SFAS") No. 131, "Disclosures About Segments of an Enterprise and Related Information" and this Quarterly Report on Form 10-Q, the Resort/Hotel Properties, the Residential Development Properties and the Temperature-Controlled Logistics Properties are considered three separate reportable segments, as described above. However, for purposes of investor communications, the Company classifies its luxury and destination fitness resorts and spas and Residential Development Properties as a single group referred to as the "Resort and Residential Development Sector" due to the similar characteristics of targeted customers. This group does not contain the four business-class hotel properties. Instead, for investor communications, the four business-class hotel properties are classified with the Temperature-Controlled Logistics Properties as the Company's "Investment Sector."

BASIS OF PRESENTATION

         The accompanying unaudited financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") for interim financial information, as well as in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, the information and footnotes required by GAAP for complete financial statements are not included. In management's opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the unaudited interim financial statements are included. Operating results for interim periods reflected do not necessarily indicate the results that may be expected for a full fiscal year. You should read these financial statements in conjunction with the financial statements and the accompanying notes included in the Company's form 10-K, as amended, for the year ended December 31, 2001.

         Certain amounts in prior period financial statements have been reclassified to conform with current period presentation.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


2. ADOPTION OF NEW ACCOUNTING STANDARDS:

         In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets" (effective January 1,
2002). SFAS No. 142 specifies that goodwill and certain other types of intangible assets may no longer be amortized, but instead are subject to periodic impairment testing. If an impairment charge is required, the charge is reported as a change in accounting principle and is included in operating results as a Cumulative Effect of a Change in Accounting Principle. SFAS No. 142 provides for a transitional period of up to 12 months. Any need for impairment must be assessed within the first six months and the amount of impairment must be determined within the next six months. Any additional impairment taken in subsequent interim periods during 2002 related to the initial adoption of this statement will require the first quarter financial statements to be restated. During the three months ended March 31, 2002 the Company recognized a goodwill impairment charge of approximately $9,200 due to the initial application of this statement. This charge was due to an impairment (net of minority interests) of the goodwill at the Temperature-Controlled Logistics Corporation. This charge was reported as a change in accounting principle and was included in the Company's consolidated statements of operations as a "Cumulative Effect of a Change in Accounting Principle" for the three months ended March 31, 2002. Subsequent to March 31, 2002 the Company determined that an additional impairment charge of $1,300, net of minority interest and taxes, was required for the goodwill at one of the Residential Development Corporations, bringing the total impairment charge to be recognized for the six months ended June 30, 2002 to $10,500. In accordance with SFAS No. 142, the financial statements for the quarter ended March 31, 2002 have been restated to include the additional impairment charge of $1,300. Accordingly, the entire $10,500 impairment charge against the goodwill of the Temperature-Controlled Logistics Corporation and one of the Residential Development Corporations has been included in the Company's consolidated statements of operations as a "Cumulative Effect of a Change in Accounting Principle" for the six months ended June 30, 2002.

         In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The statement is effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years. The adoption of this statement did not materially affect the Company's interim or annual financial statements; however, for the three and six months ended June 30, 2002, financial statement presentation was modified to report the results of operations, including any gains or losses recognized in accordance with this statement, and the financial position of the Company's real estate assets sold or classified as held for sale, as discontinued operations. As a result, the Company has reclassified certain amounts in prior period financial statements to conform with the new presentation requirements.

3.   DISCONTINUED OPERATIONS:

         On January 1, 2002, the Company adopted SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." Accordingly, the results of operations, including any gains or losses recognized in accordance with this statement, are disclosed separately on the Company's consolidated statements of operations for the three and six months ended June 30, 2002 and 2001 as "Discontinued Operations - Income and Gain on Assets Sold and Held for Sale." Similarly, the financial position of the Company's assets held for sale are disclosed separately as "Properties Held for Disposition, Net" on the Company's consolidated balance sheets at June 30, 2002, and December 31, 2001. Accordingly, the 2001 financial statements have been restated to reflect the adoption of SFAS No. 144.

OFFICE SEGMENT

         On January 18, 2002, the Company completed the sale of the Cedar Springs Plaza Office Property in Dallas, Texas. The sale generated net proceeds of approximately $12,000 and a net gain of approximately $4,500. The proceeds from the sale of the Cedar Springs Plaza Office Property were used primarily to pay down the Company's line of credit. This Property was wholly-owned by the Company and was included in the Company's Office Segment.

         On May 29, 2002, the Woodlands Office Equities - '95 Limited ("WOE"), owned by the Company and the Woodlands Commercial Properties Company, L.P. (the "Woodlands CPC"), sold two Office Properties located within The Woodlands, Texas. The sale generated net proceeds of approximately $3,600, of which the Company's portion was approximately $3,200, and generated a net gain of approximately $1,900, of which the Company's portion was

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



approximately $1,700. The proceeds received by the Company were used primarily to pay down variable-rate debt. These two Properties were consolidated, joint venture properties and were included in the Company's Office Segment.

         As of June 30, 2002, the 6225 North 24th Street Office Property located in Phoenix, Arizona was classified as held for sale. The carrying value of the 86,000 square foot Class A Office Property in the Camelback Corridor submarket was approximately $7,500 at June 30, 2002. The Property was wholly-owned by the Company and was included in the Company's Office Segment. See "Note 17. Subsequent Events" for information regarding the subsequent sale of this Property.

         Also classified as held for sale as of June 30, 2002 was the Washington Harbour Phase II Land located in the Georgetown submarket of Washington, D.C. The 1.4 acre tract of land had previously been classified as Land Held for Investment or Development. During the six months ended June 30, 2002, the Company recognized an impairment charge of approximately $1,000 on this land. After recognition of this impairment, the carrying value of the land at June 30, 2002, was approximately $15,000. The land is wholly-owned by the Company and is included in the Company's Office Segment.

         The following table indicates the revenue, operating expenses, depreciation and amortization and net income (loss) for the six months ended June 30, 2002 and 2001 and net carrying value at June 30, 2002 and 2001 of the Office Properties sold during the six months ended June 30, 2002 and held for sale as of June 30, 2002.

OFFICE SEGMENT


                                                                                 DEPRECIATION                          NET
                                    RENTABLE         RENTAL        OPERATING         AND           NET INCOME       CARRYING
                    TYPE          SQUARE FEET       REVENUE         EXPENSES     AMORTIZATION        (LOSS)           VALUE
                  ---------      -------------   -------------   -------------   -------------   -------------    -------------
JUNE 30, 2002
                    Office             296,588   $         865   $         529   $         488   $        (152)   $       7,457
                    Land                    --              --              86              --             (86)          14,975
                                 -------------   -------------   -------------   -------------   -------------    -------------
                    Total              296,588   $         865   $         615   $         488   $        (238)   $      22,432
                                 =============   =============   =============   =============   =============    =============

JUNE 30, 2001
                    Office             296,588   $       2,122   $       1,188   $         717   $         217    $      21,134
                    Land                    --              --              61              --             (61)          15,974
                                 -------------   -------------   -------------   -------------   -------------    -------------
                    Total              296,588   $       2,122   $       1,249   $         717   $         156    $      37,108
                                 =============   =============   =============   =============   =============    =============

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



OTHER

         As of June 30, 2002, the Company owned nine behavioral healthcare properties, all of which were classified in the Company's financial statements as "Properties Held for Disposition, Net." During the six months ended June 30, 2002, the Company recognized an impairment charge of approximately $600 on one of the behavioral healthcare properties held for sale. This charge was recognized in the Company's consolidated statements of operations as "Discontinued Operations - Income and Gain on Assets Sold and Held for Sale." The charge represents the difference between the carrying value of the property and the estimated sales price less costs of sale. After recognition of this impairment, the carrying value of the behavioral healthcare properties at June 30, 2002 was approximately $25,038. Depreciation expense has not been recognized since the dates the behavioral healthcare properties were classified as held for sale. The Company has entered into contracts or letters of intent to sell three behavioral healthcare properties and is actively marketing for sale the remaining six behavioral healthcare properties. The sales of these behavioral healthcare properties are expected to close within the next year.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)



4. EARNINGS PER SHARE:

         SFAS No. 128 "Earnings Per Share" ("EPS") specifies the computation, presentation and disclosure requirements for earnings per share. Basic EPS excludes all dilution while Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares.


                                                                           FOR THE THREE MONTHS ENDED JUNE 30,
                                                       ----------------------------------------------------------------------------
                                                                      2002                                   2001
                                                       -----------------------------------    -------------------------------------
                                                                    Wtd. Avg.   Per Share                  Wtd. Avg.     Per Share
                                                        Income        Shares      Amount        Income       Shares       Amount
                                                       ---------    ---------   ----------    ---------    ---------    -----------
BASIC EPS -
Income before discontinued operations, extraordinary
   item and cumulative effect of a change in
   accounting principle                                $  11,382      104,888                 $  25,704      108,370
6 3/4% Series A Preferred Share distributions             (4,215)          --                    (3,375)          --
9 1/2% Series B Preferred Share distributions             (1,009)          --                        --           --
                                                       ---------    ---------   ----------    ---------    ---------    -----------

Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of a
   change in accounting principle                      $   6,158      104,888   $     0.06    $  22,329      108,370    $      0.21

Discontinued operations                                      569           --         0.01           60           --             --
Extraordinary item -  extinguishment of debt                  --           --           --      (10,802)          --    $     (0.10)

Net income available to common
   shareholders                                        $   6,727      104,888   $     0.07    $  11,587      108,370    $      0.11
                                                       =========    =========   ==========    =========    =========    ===========


DILUTED EPS -
Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of
   a change in accounting principle                    $   6,158      104,888                 $  22,329      108,370

Effect of dilutive securities:
   Share and unit options                                     --        1,225                        --        2,112
                                                       ---------    ---------   ----------    ---------    ---------    -----------
Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of a
   change in accounting principle                      $   6,158      106,113   $     0.06    $  22,329      110,482    $      0.20
Discontinued operations                                      569           --         0.01           60           --             --
Extraordinary item - extinguishment of debt                   --           --           --      (10,802)          --          (0.10)
                                                       ---------    ---------   ----------    ---------    ---------    -----------
Net income available to common
   shareholders                                        $   6,727      106,113   $     0.07    $  11,587      110,482    $      0.10
                                                       =========    =========   ==========    =========    =========    ===========

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


                                                                       FOR THE SIX MONTHS ENDED JUNE 30,
                                                   -----------------------------------------------------------------------------
                                                                  2002                                   2001
                                                   ------------------------------------    -------------------------------------
                                                                Wtd. Avg.    Per Share                  Wtd. Avg.    Per Share
                                                     Income       Shares       Amount       Income       Shares        Amount
                                                   ---------    ---------   -----------    ---------    ---------    -----------
BASIC EPS -
Income before discontinued operations,
   extraordinary item and cumulative
   effect of a change in accounting principle      $  32,592      104,913                  $  56,856      107,876
6 3/4% Series A Preferred Share distributions         (7,590)          --                     (6,750)          --
9 1/2% Series B Preferred Share distributions         (1,009)          --                         --           --
                                                   ---------    ---------   -----------    ---------    ---------    -----------

Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of a
   change in accounting principle                  $  23,993      104,913   $      0.23    $  50,106      107,876    $      0.47

Discontinued operations                                3,785           --          0.04          156           --             --
Extraordinary item -  extinguishment of debt              --           --            --      (10,802)          --    $     (0.10)
Cumulative effect of a change in
   accounting principle                              (10,465)          --         (0.10)          --           --             --
                                                   ---------    ---------   -----------    ---------    ---------    -----------
Net income available to common
   shareholders                                    $  17,313      104,913   $      0.17    $  39,460      107,876    $      0.37
                                                   =========    =========   ===========    =========    =========    ===========

DILUTED EPS -
Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of a
   change in accounting principle                  $  23,993      104,913                  $  50,106      107,876

Effect of dilutive securities:
   Share and unit options                                 --          838                         --        1,866
                                                   ---------    ---------   -----------    ---------    ---------    -----------
Income available to common
   shareholders before discontinued operations,
   extraordinary item and cumulative effect of
   a change in accounting principle                $  23,993      105,751   $      0.23    $  50,106      109,742    $      0.46
Discontinued operations                                3,785           --          0.04          156           --             --
Extraordinary item - extinguishment of debt               --           --            --      (10,802)          --          (0.10)
Cumulative effect of a change in
   accounting principle                              (10,465)          --         (0.10)          --           --             --
                                                   ---------    ---------   -----------    ---------    ---------    -----------
Net income available to common
   shareholders                                    $  17,313      105,751   $      0.17    $  39,460      109,742    $      0.36
                                                   =========    =========   ===========    =========    =========    ===========

         The effect of the conversion of the Series A Convertible Cumulative Preferred Shares is not included in the computation of Diluted EPS for the three and six months ended June 30, 2002 or 2001, since the effect of their conversion would be antidilutive.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


5. SUPPLEMENTAL DISCLOSURE TO STATEMENTS OF CASH FLOWS:

                                                                                                FOR THE SIX MONTHS
                                                                                                   ENDED JUNE 30,
                                                                                             --------------------------
                                                                                                2002            2001
                                                                                             ----------      ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Interest paid on debt ..............................................................     $   71,320      $   93,556
    Interest capitalized - Office ......................................................            247           1,022
    Interest capitalized - Residential Development .....................................          5,303              --
    Additional interest paid resulting from cash flow hedge agreements .................         12,012           3,452
                                                                                             ----------      ----------
    Total interest paid ................................................................     $   88,882      $   98,030
                                                                                             ==========      ==========
    Interest expensed ..................................................................     $   88,722      $   94,281
                                                                                             ==========      ==========
    Cash paid for income taxes .........................................................     $   11,000      $       --
                                                                                             ==========      ==========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
    Conversion of Operating Partnership units to common shares with resulting reduction in minority interest and increases in common shares and
       additional paid-in capital ......................................................     $       22      $    2,759
    Unrealized net loss on available-for-sale securities ...............................         (1,149)         (4,141)
    Adjustment of cash flow hedges to fair value .......................................          6,046          (8,206)
    Impairment related to real estate assets held for sale .............................          1,600              --

SUPPLEMENTAL SCHEDULE OF TRANSFER OF ASSETS AND ASSUMPTIONS OF LIABILITIES
    PURSUANT TO THE FEBRUARY 14, 2002 AGREEMENT WITH COPI:
     Net investment in real estate .....................................................     $  570,175      $       --
     Restricted cash and cash equivalents ..............................................          3,968              --
     Accounts receivable, net ..........................................................         23,338              --
     Investments in real estate mortgages and equity of unconsolidated companies .......       (309,103)             --
     Notes receivable - net ............................................................        (29,816)             --
     Income tax asset - current and deferred, net ......................................         21,784              --
     Other assets, net .................................................................         63,263              --
     Notes payable .....................................................................       (129,157)             --
     Accounts payable - accrued expenses and other liabilities .........................       (201,159)             --
     Minority Interest - Consolidated real estate partnerships .........................        (51,519)             --
                                                                                             ----------      ----------
        Increase in cash resulting from the COPI agreement .............................     $  (38,226)     $       --
                                                                                             ==========      ==========

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


6. SEGMENT REPORTING:

         For purposes of segment reporting as defined in SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," the Company currently has four major investment segments based on property type: the Office Segment; the Resort/Hotel Segment; the Residential Development Segment; and the Temperature-Controlled Logistics Segment. Management utilizes this segment structure for making operating decisions and assessing performance.

         The Company uses funds from operations ("FFO") as the measure of segment profit or loss. FFO, as used in this document, means:

          o    Net Income (Loss) - determined in conformity with GAAP;

               o excluding gains (or losses) from sales of depreciable operating property;

               o    excluding extraordinary items (as defined by GAAP);

               o    plus depreciation and amortization of real estate assets;
                    and

               o after adjustments for unconsolidated partnerships and joint ventures.

         The National Association of Real Estate Investment Trusts ("NAREIT") developed FFO as a relative measure of performance and liquidity of an equity REIT to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. The Company considers FFO an appropriate measure of performance for an equity REIT and for its investment segments. However FFO:

               o does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net income);

               o is not necessarily indicative of cash flow available to fund cash needs;

               o should not be considered as an alternative to net income determined in accordance with GAAP as an indication of the Company's operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or the company's ability to make distributions; and

               o the Company's measure of FFO may not be comparable to similarly titled measures of other REITs because these REITs may apply the definition of FFO in a different manner than the Company.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


         Selected financial information related to each segment for the three and six months ended June 30, 2002 and 2001, and identifiable assets for each of the segments at June 30, 2002 and December 31, 2001 are presented below.

SELECTED FINANCIAL INFORMATION:

                                                                                     TEMPERATURE-
                                                                      RESIDENTIAL     CONTROLLED
                                           OFFICE      RESORT/HOTEL   DEVELOPMENT     LOGISTICS      CORPORATE
FOR THE THREE MONTHS ENDED JUNE 30, 2002  SEGMENT        SEGMENT        SEGMENT        SEGMENT      AND OTHER(1)          TOTAL
---------------------------------------- ----------    ------------   -----------    ------------   ------------        ----------

Property revenues                       $  141,540     $   53,523     $   84,985     $       --     $       --         $  280,048
Other income                                    --             --             --             --          1,843              1,843
                                        ----------     ----------     ----------     ----------     ----------         ----------
     Total revenue                      $  141,540     $   53,523     $   84,985     $       --     $    1,843         $  281,891
                                        ==========     ==========     ==========     ==========     ==========         ==========

Property operating expenses             $   62,781     $   42,212     $   76,994     $       --     $       --         $  181,987
Other operating expenses                        --             --             --             --         89,813             89,813
                                        ----------     ----------     ----------     ----------     ----------         ----------
     Total expenses                     $   62,781     $   42,212     $   76,994     $       --     $   89,813         $  271,800
                                        ==========     ==========     ==========     ==========     ==========         ==========

Equity in net income (loss) of
   unconsolidated companies             $    1,471     $       --     $    6,179     $     (417)    $     (465)        $    6,768
                                        ==========     ==========     ==========     ==========     ==========         ==========
Funds from operations                   $   80,502     $   12,637     $   12,474     $    5,374     $  (57,782)(2)     $   53,205(3)
                                        ==========     ==========     ==========     ==========     ==========         ==========

                                                                                     TEMPERATURE-
                                                                      RESIDENTIAL     CONTROLLED
                                           OFFICE      RESORT/HOTEL   DEVELOPMENT     LOGISTICS      CORPORATE
FOR THE THREE MONTHS ENDED JUNE 30, 2001  SEGMENT        SEGMENT        SEGMENT        SEGMENT      AND OTHER(1)          TOTAL
---------------------------------------- ----------    ------------   -----------    ------------   ------------        ----------

Property revenues                       $  155,426     $   16,125     $       --     $       --     $       --         $  171,551
Other income                                    --             --             --             --         17,634             17,634
                                        ----------     ----------     ----------     ----------     ----------         ----------
     Total revenue                      $  155,426     $   16,125     $       --     $       --     $   17,634         $  189,185
                                        ==========     ==========     ==========     ==========     ==========         ==========

Property operating expenses             $   66,749     $       --     $       --     $       --     $       --         $   66,749
Other operating expenses                        --             --             --             --         99,649             99,649
                                        ----------     ----------     ----------     ----------     ----------         ----------
     Total expenses                     $   66,749     $       --     $       --     $       --     $   99,649         $  166,398
                                        ==========     ==========     ==========     ==========     ==========         ==========
Equity in net income (loss) of
   unconsolidated companies             $    1,228     $       --     $    9,732     $    1,632     $     (636)        $   11,956
                                        ==========     ==========     ==========     ==========     ==========         ==========
Funds from operations                   $   91,744     $   16,016     $   13,582     $    7,139     $  (47,107)(2)     $   81,374(3)
                                        ==========     ==========     ==========     ==========     ==========         ==========

----------

Footnotes start on page 18.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


SELECTED FINANCIAL INFORMATION:

                                                                                     TEMPERATURE-
                                                                      RESIDENTIAL     CONTROLLED
                                           OFFICE      RESORT/HOTEL   DEVELOPMENT     LOGISTICS      CORPORATE
FOR THE SIX MONTHS ENDED JUNE 30, 2002    SEGMENT        SEGMENT        SEGMENT        SEGMENT      AND OTHER(1)          TOTAL
--------------------------------------   ----------    ------------   -----------    ------------   ------------        ----------

Property revenues                       $  285,011     $   92,047     $  133,050     $       --     $       --         $  510,108
Other income                                    --             --             --             --          4,069              4,069

                                        ----------     ----------     ----------     ----------     ----------         ----------
  Total revenues                        $  285,011     $   92,047     $  133,050     $       --     $    4,069         $  514,177
                                        ==========     ==========     ==========     ==========     ==========         ==========

Property operating expenses             $  128,608     $   66,102     $  119,209     $       --     $       --         $  313,919
Other operating expenses                        --             --             --             --        174,619            174,619
                                        ----------     ----------     ----------     ----------     ----------         ----------
  Total expenses                        $  128,608     $   66,102     $  119,209     $       --     $  174,619         $  488,538
                                        ==========     ==========     ==========     ==========     ==========         ==========
Equity in net income (loss) of
  unconsolidated companies              $    2,781     $       --     $   18,662     $     (727)    $   (4,526)        $   16,190
                                        ==========     ==========     ==========     ==========     ==========         ==========
Funds from operations                   $  161,074     $   33,547     $   28,035     $   10,775     $ (116,099)(2)     $  117,332(3)
                                        ==========     ==========     ==========     ==========     ==========         ==========

                                                                                     TEMPERATURE-
                                                                      RESIDENTIAL     CONTROLLED
                                           OFFICE      RESORT/HOTEL   DEVELOPMENT     LOGISTICS      CORPORATE
FOR THE SIX MONTHS ENDED JUNE 30, 2001    SEGMENT        SEGMENT        SEGMENT        SEGMENT      AND OTHER(1)          TOTAL
--------------------------------------   ----------    ------------   -----------    ------------   ------------        ----------

Property revenues                       $  308,229     $   32,074     $       --     $       --     $       --         $  340,303
Other income                                    --             --             --             --         26,637             26,637

                                        ----------     ----------     ----------     ----------     ----------         ----------
  Total revenues                        $  308,229     $   32,074     $       --     $       --     $   26,637         $  366,940
                                        ==========     ==========     ==========     ==========     ==========         ==========

Property operating expenses             $  132,996     $       --     $       --     $       --     $       --         $  132,996
Other operating expenses                        --             --             --             --        186,949            186,949
                                        ----------     ----------     ----------     ----------     ----------         ----------
  Total expenses                        $  132,996     $       --     $       --     $       --     $  186,949         $  319,945
                                        ==========     ==========     ==========     ==========     ==========         ==========
Equity in net income (loss) of
  unconsolidated companies              $    2,321     $       --     $   20,440     $    4,351     $    1,210         $   28,322
                                        ==========     ==========     ==========     ==========     ==========         ==========

Funds from operations                   $  181,897     $   31,768     $   26,648     $   15,464     $ (102,142)(2)     $  153,635(3)
                                        ==========     ==========     ==========     ==========     ==========         ==========

IDENTIFIABLE ASSETS:
Balance at June 30, 2002                $2,648,500     $  500,316     $  753,839     $  297,502     $  222,613         $4,422,770
                                        ==========     ==========     ==========     ==========     ==========         ==========
Balance at December 31, 2001            $2,739,727     $  444,887     $  372,539     $  308,427     $  276,569         $4,142,149
                                        ==========     ==========     ==========     ==========     ==========         ==========

----------

(1) For purposes of this Note, the behavioral healthcare properties' financial information has been included in this column.

(2) Includes interest and other income, behavioral healthcare property income, preferred return paid to GMAC Commercial Mortgage Corporation ("GMACCM"), other unconsolidated companies, less depreciation and amortization of non-real estate assets and amortization of deferred financing costs.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


(3)  Reconciliation of Funds From Operations to Net Income

                                                          FOR THE THREE MONTHS ENDED JUNE 30,   FOR THE SIX MONTHS ENDED JUNE 30,
                                                          -----------------------------------   ---------------------------------
                                                                2002                2001             2002                2001
                                                            ------------        ------------     ------------        ------------

Consolidated funds from operations                          $     53,205        $     81,374     $    117,332        $    153,635
Adjustments to reconcile Funds from Operations
  to Net Income:
  Depreciation and amortization of real estate assets            (33,530)            (29,524)         (65,669)            (59,019)
  Gain (Loss) on property sales, net                               1,425                (792)           5,189                (462)
  Impairment and other adjustments related to real
     estate assets                                                    --             (14,174)            (600)            (15,324)
  Extraordinary Item - extinguishment of debt                         --             (10,802)              --
                                                                                                                          (10,802)
  Cumulative effect of change in accounting principle                 --                  --          (10,465)                 --
  Adjustment for investments in real estate
     mortgages and equity of unconsolidated companies:
        Office Properties                                         (1,889)             (2,015)          (4,051)             (4,055)
        Residential Development Properties                        (2,051)             (3,851)          (2,954)             (6,209)
        Temperature-Controlled Logistics Properties               (5,790)             (5,507)         (11,501)            (11,113)
        Other                                                     (3,130)(a)              --           (5,776)(a)              --
     Unitholder minority interest                                 (1,513)             (3,122)          (4,192)             (7,191)
     Preferred Unit distributions                                  5,224               3,375            8,599               6,750
                                                            ------------        ------------     ------------        ------------
Net Income                                                  $     11,951        $     14,962     $     25,912        $     46,210
                                                            ============        ============     ============        ============

----------

(a) These amounts primarily represent impairment of the Company's investment in DBL Holdings, Inc., related to the Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a privately placed equity interest of a collateralized bond obligation. (See "Note 7. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" for further discussion).

SIGNIFICANT LESSEES

         See "Note 7. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies - Temperature-Controlled Logistics Properties" for a description of the sole lessee of the Temperature-Controlled Logistics Properties.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


7. INVESTMENTS IN REAL ESTATE MORTGAGES AND EQUITY OF UNCONSOLIDATED COMPANIES:

         The Company has investments of 20% to 50% in three unconsolidated joint ventures that own three Office Properties. Additionally, the Company has an investment of 25% in an unconsolidated joint venture that is constructing the 5 Houston Center Office Property. The Company does not have control of these partnerships, and therefore, these investments are accounted for using the equity method of accounting.

         The Company has other unconsolidated equity investments with interests ranging from 24% to 97.4%. The Company does not have control of these entities due to ownership interests of 50% or less or the ownership of non-voting interests only, and therefore, these investments are also accounted for using the equity method of accounting.

         Investments in which the Company does not have a controlling interest are accounted for under the equity method. The following is a summary of the Company's ownership in significant joint ventures and equity investments.

                                                                                                 COMPANY'S OWNERSHIP
                       ENTITY                                      CLASSIFICATION                AS OF JUNE 30, 2002
                       ------                                      --------------                -------------------

Joint Ventures
Main Street Partners, L.P.                                 Office (Bank One Center-Dallas)             50.0%   (1)
Crescent 5 Houston Center, L.P.                           Office (5 Houston Center-Houston)            25.0%   (2)
Austin PT BK One Tower Office Limited Partnership          Office (Bank One Tower-Austin)              20.0%   (3)
Houston PT Four Westlake Office Limited Partnership       Office (Four Westlake Park-Houston)          20.0%   (3)


Equity Investments
Mira Vista Development Corp.                             Residential Development Corporation           94.0%   (4)
Houston Area Development Corp.                           Residential Development Corporation           94.0%   (5)
The Woodlands Land Development
    Company, L.P. (6)                                    Residential Development Corporation           42.5% (7)(8)
Desert Mountain Commercial, L.L.C. (6)                   Residential Development Corporation           46.5%   (9)
East West Resorts Development II, L.P., L.L.L.P. (6)     Residential Development Corporation           38.5%  (10)
Blue River Land Company, L.L.C. (6)                      Residential Development Corporation           31.8%  (11)
Iron Horse Investments, L.L.C. (6)                       Residential Development Corporation           27.1%  (12)
Manalapan Hotel Partners (6)                             Residential Development Corporation           24.0%  (13)
GDW, L.L.C. (6)                                          Residential Development Corporation           66.7%  (14)
Temperature-Controlled Logistics Partnership              Temperature-Controlled Logistics             40.0%  (15)
The Woodlands Commercial Properties Company, L.P.                      Office                          42.5% (7)(8)
DBL Holdings, Inc.                                                      Other                          97.4%  (16)
CR License, L.L.C.                                                      Other                          30.0%  (17)
Woodlands Operating Company, L.P.                                       Other                          42.5% (7)(8)
Canyon Ranch Las Vegas                                                  Other                          65.0%  (18)
SunTX Fulcrum Fund, L.P.                                                Other                          33.0%  (19)

----------

(1) The remaining 50.0% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2) The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Investment Management, Inc. The Company recorded $611 in development, and leasing fees, related to this investment during the six months ended June 30, 2002. The 5 Houston Center Office Property is currently under construction.

(3) The remaining 80% interest in Austin PT BK One Tower Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund. The Company recorded $321 in management and leasing fees for these Office Properties during the six months ended June 30, 2002.

(4) The remaining 6.0% interest in Mira Vista Development, Corp. ("MVDC"), which represents 100% of the voting stock, is owned 4.0% by DBL Holdings, Inc. ("DBL") and 2.0% by third parties.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


(5) The remaining 6.0% interest in Houston Area Development Corp. ("HADC"), which represents 100% of the voting stock, is owned 4.0% by DBL and 2.0% by a third party.

(6) On February 14, 2002, the Company executed an agreement with COPI, pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's interests in substantially all of the voting stock in three of the Company's Residential Development Corporations (Desert Mountain Development Corporation ("DMDC"), The Woodlands Land Company, Inc. ("TWLC") and Crescent Resort Development, Inc. ("CRDI")), and in CRL Investments, Inc. ("CRLI"). COPI transferred its 60% general partner interest in COPI Colorado, L.P. which owns 10% of the voting stock in CRDI, which increased the Company's ownership interest in CRDI from 90% to 96%. As a result, the Company fully consolidated the operations of these entities beginning on the date of the asset transfers. The Woodlands Land Development Company, L.P. is an unconsolidated equity investment of TWLC. Desert Mountain Commercial, L.L.C. and GDW, L.L.C. are unconsolidated equity investments of DMDC (collectively, the "DM Subsidiaries"). East West Resorts Development II, L.P., L.L.L.P., Blue River Land Company, L.L.C., Iron Horse Investments, L.L.C. and Manalapan Hotel Partners (collectively, the "CRD Subsidiaries") are unconsolidated equity investments of CRDI.

(7) The remaining 57.5% interest in The Woodlands Land Development Company, L.P., The Woodlands Commercial Properties Company (the "Woodlands CPC") and The Woodlands Operating Company, L.P. are owned by an affiliate of Morgan Stanley.

(8) Distributions are made to partners based on specified payout percentages. During the six months ended June 30, 2002, the payout percentage to the Company was 52.5%.

(9) The remaining 53.5% interest in Desert Mountain Commercial, L.L.C. is owned by parties unrelated to the Company.

(10) Of the remaining 61.5% interest in East West Resorts Development II, L.P., L.L.L.P., 0.8% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, through his 20% ownership of COPI Colorado, L.P. and 60.7% is owned by parties unrelated to the Company.

(11) Of the remaining 68.2% interest in Blue River Land Company, L.L.C., 0.7% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, through his 20% ownership of COPI Colorado, L.P. and 67.5% is owned by parties unrelated to the Company.

(12) Of the remaining 72.9% interest in Iron Horse Investments, L.L.C., 0.6% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, through his 20% ownership of COPI Colorado, L.P. and 72.3% is owned by parties unrelated to the Company.

(13) Of the remaining 76.0% interest in Manalapan Hotel Partners, 0.5% is indirectly owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, through his 20% ownership of COPI Colorado, L.P. and 75.5% is owned by parties unrelated to the Company.

(14) The remaining 33.3% interest in GDW, L.L.C. is owned by a group of individuals unrelated to the Company.

(15) The remaining 60.0% interest in the Temperature-Controlled Logistics Partnership is owned by Vornado Realty Trust, L.P.

(16) John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, obtained the remaining 2.6% economic interest in DBL (including 100% of the voting interest in DBL) in exchange for his voting interests in MVDC and HADC, originally valued at approximately $380, and approximately $63 in cash, or total consideration valued at approximately $443. At June 30, 2002, Mr. Goff's book value in DBL was approximately $402.

(17) The remaining 70% interest in CR License, L.L.C. is owned by a group of individuals unrelated to the Company.

(18) The remaining 35% interest in Canyon Ranch Las Vegas is owned by a group of individuals unrelated to the Company.

(19) The SunTX Fulcrum Fund, L.P. (the "Fund") objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 67% of the Fund is owned by a group of individuals unrelated to the Company. If the Fund is able to raise the maximum amount of proceeds from its current offerings, the Company's ownership percentage will decline by the closing date of the Fund as capital commitments from third parties are secured. If the Fund is able to raise the maximum amount of proceeds from its current offerings, the Company's projected ownership interest will be approximately 7.5% based on the Fund Manager's expectations for the final Fund capitalization. The Company accounts for its investment in the Fund under the cost method. The current investment is $7,800.

SUMMARY FINANCIAL INFORMATION

         The Company reports its share of income and losses based on its ownership interest in its respective equity investments, adjusted for any preference payments. As a result of the Company's transaction with COPI on February 14, 2002, certain entities that were reported as unconsolidated entities as of December 31, 2001 and for the six months ended June 30, 2001 are consolidated in the June 30, 2002 financial statements. Additionally, certain unconsolidated subsidiaries of the newly consolidated entities are now shown separately as unconsolidated entities of the Company. The unconsolidated entities that are included under the headings on the following tables are summarized below.

         Balance Sheets as of June 30, 2002:

          o Other Residential Development Corporations - This includes DM Subsidiaries, CRD Subsidiaries, MVDC and HADC. DM Subsidiaries and CRD Subsidiaries are unconsolidated investments of DMDC and CRDI, respectively;

          o The Woodlands Land Development Company, L.P. ("TWLDC") - This is an unconsolidated investment of TWLC;

          o    Temperature-Controlled Logistics ("TCL"); and

          o Office - This includes Main Street Partners, L.P., Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., and Woodlands CPC.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


         Balance Sheets as of December 31, 2001:

          o Crescent Resort Development, Inc.- This entity was consolidated beginning February 14, 2002 as a result of the COPI transaction. Its unconsolidated investments, CRD Subsidiaries, are included under "Other Residential Development Corporations" in the following Balance Sheets as of June 30, 2002;

          o The Woodlands Land Company, Inc. - This entity was consolidated beginning February 14, 2002 as a result of the COPI transaction. Its unconsolidated subsidiary is included under "The Woodlands Land Development Company, L.P." in the following Balance Sheets as of June 30, 2002;

          o Other Residential Development Corporations - This includes DMDC, MVDC and HADC. DMDC was consolidated beginning February 14, 2002 as a result of the COPI transaction;

          o    Temperature-Controlled Logistics; and

          o Office - This includes Main Street Partners, L.P., Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P. and Woodlands CPC.

         Summary Statement of Operations for the six months ended June 30, 2002:

          o Other Residential Development Corporations - This includes the operating results of DMDC and CRDI for the period January 1 through February 14, 2002; the operating results of CRD Subsidiaries and DM Subsidiaries for the period February 15 through June 30, 2002; and the operating results of MVDC, HADC for the six months ended June 30, 2002.

          o The Woodlands Land Development Company, L.P. - This includes TWLDC's operating results for the period February 15 through June 30, 2002 and TWLC's operating results for the period January 1 through February 14, 2002. TWLDC is an unconsolidated subsidiary of TWLC;

          o Temperature-Controlled Logistics - This includes the operating results for TCL for the six months ended June 30, 2002; and

          o Office - This includes the operating results for Main Street Partners, L.P., Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P. and Woodlands CPC for the six months ended June 30, 2002.

         Summary Statement of Operations for the six months ended June 30, 2001:

          o Crescent Resort Development, Inc.- This includes the operating results of CRDI for the six months ended June 30, 2001;

          o The Woodlands Land Company, LP - This includes the operating results of TWLC and TWLDC for the six months ended June 30, 2001;

          o Other Residential Development Corporations - This includes the operating results of DMDC, MVDC and HADC for the six months ended June 30, 2001;

          o Temperature-Controlled Logistics - This includes the operating results for TCL for the six months ended June 30, 2001; and

          o Office - This includes the operating results for Main Street Partners and Woodlands CPC, for the six months ended June 30, 2001.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


BALANCE SHEETS:

                                                                        AS OF JUNE 30, 2002
                                            ----------------------------------------------------------------------------
                                                THE
                                              WOODLANDS        OTHER
                                                LAND         RESIDENTIAL    TEMPERATURE-
                                             DEVELOPMENT     DEVELOPMENT     CONTROLLED
                                            COMPANY, L.P.   CORPORATIONS      LOGISTICS        OFFICE           OTHER
                                            -------------   ------------    ------------     -----------     -----------

Real estate, net                             $   380,009     $   128,924     $ 1,236,058     $   507,411
Cash                                               4,758          10,704          21,208          71,026
Other assets                                      40,611          10,022          90,381          32,401
                                             -----------     -----------     -----------     -----------
      Total assets                           $   425,378     $   149,650     $ 1,347,647     $   610,838
                                             ===========     ===========     ===========     ===========

Notes payable                                $   261,659     $    69,913     $   544,816     $   331,416
Notes payable to the Company                      10,625              --              --              --
Other liabilities                                 55,871          42,552          55,035          24,539
Equity                                            97,223          37,185         747,796         254,883
                                             -----------     -----------     -----------     -----------
      Total liabilities and equity           $   425,378     $   149,650     $ 1,347,647     $   610,838
                                             ===========     ===========     ===========     ===========

Company's share of unconsolidated debt       $   111,206     $    17,097     $   217,926     $   124,609
                                             ===========     ===========     ===========     ===========
Company's investments in real estate
  mortgages and equity of uncon-
  solidated companies                        $    41,311     $    54,861     $   297,503     $   101,783     $    37,518
                                             ===========     ===========     ===========     ===========     ===========

                                                                            AS OF DECEMBER 31, 2001
                                            ----------------------------------------------------------------------------------------
                                              CRESCENT         THE            OTHER
                                               RESORT        WOODLANDS      RESIDENTIAL  TEMPERATURE-
                                            DEVELOPMENT        LAND         DEVELOPMENT   CONTROLLED
                                                INC.       COMPANY, INC.   CORPORATIONS    LOGISTICS        OFFICE          OTHER
                                            -----------    -------------   ------------  ------------     -----------    -----------

Real estate, net                            $   393,784     $   365,636    $   173,991    $ 1,272,784     $   553,147
Cash                                             17,570           2,688          7,973         23,412          28,224
Other assets                                     31,749          32,244         94,392         82,967          31,654
                                            -----------     -----------    -----------    -----------     -----------
     Total assets                           $   443,103     $   400,568    $   276,356    $ 1,379,163     $   613,025
                                            ===========     ===========    ===========    ===========     ===========

Notes payable                               $        --     $   225,263    $        --    $   558,949     $   324,718
Notes payable to the Company                    180,827              --         60,000          4,833              --
Other liabilities                               232,767          74,271        168,671         46,395          29,394
Equity                                           29,509         101,034         47,685        768,986         258,913
                                            -----------     -----------    -----------    -----------     -----------
      Total liabilities and equity          $   443,103     $   400,568    $   276,356    $ 1,379,163     $   613,025
                                            ===========     ===========    ===========    ===========     ===========
Company's share of unconsolidated debt      $        --     $    90,949    $        --    $   223,580     $   126,580
                                            ===========     ===========    ===========    ===========     ===========

Company's investments in real estate
  mortgages and equity of uncon-
  solidated companies                       $   222,082     $    29,046    $   120,407    $   308,427     $   121,423    $    36,932
                                            ===========     ===========    ===========    ===========     ===========    ===========

----------

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


SUMMARY STATEMENT OF OPERATIONS:
                                                          FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                     ----------------------------------------------------------------------------------
                                        THE
                                      WOODLANDS         OTHER
                                        LAND          RESIDENTIAL     TEMPERATURE-
                                     DEVELOPMENT      DEVELOPMENT      CONTROLLED
                                     COMPANY, LP.     CORPORATIONS      LOGISTICS            OFFICE            OTHER
                                     ------------     ------------    ------------         -----------      -----------

Total revenue                         $    68,465     $   102,812      $    59,619         $    46,461
Expense:
   Operating expense                       36,373          92,788            8,075(1)           21,843
   Interest expense                         2,152           1,610           21,873               9,040
   Depreciation and amortization            1,827           2,971           29,686              11,172
   Tax (benefit) expense                      406              (4)              --                  --
   Other (income) expense                      --             (27)           1,804                  --
                                      -----------     -----------      -----------         -----------
Total expense                              40,758          97,338           61,438              42,055
                                      -----------     -----------      -----------         -----------

Net income                            $    27,707     $     5,474      $    (1,819)(2)     $     4,406
                                      ===========     ===========      ===========         ===========

Company's equity in net income
  of unconsolidated companies         $    14,334     $     4,328      $      (727)        $     2,781      $    (4,526)(3)
                                      ===========     ===========      ===========         ===========      ===========

                                                                 FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                        --------------------------------------------------------------------------------------------
                                          CRESCENT     THE WOODLANDS       OTHER
                                           RESORT           LAND         RESIDENTIAL    TEMPERATURE-
                                        DEVELOPMENT       COMPANY        DEVELOPMENT     CONTROLLED
                                            INC.            INC.        CORPORATIONS      LOGISTICS           OFFICE        OTHER
                                        -----------    -------------    ------------    ------------        -----------   ----------
Total revenues                          $    76,763     $   105,063     $    48,528      $    69,100        $    39,821
Expenses:
    Operating expense                        66,231          62,507          43,994            6,650(1)          15,892
    Interest expense                          1,185           2,760             667           22,935              9,872
    Depreciation and amortization             2,030           2,655           3,045           29,113              8,363
    Taxes                                       257           6,733          (1,843)              --                 --
                                        -----------     -----------     -----------      -----------        -----------
Total expenses                          $    69,703     $    74,655     $    45,863      $    58,698        $    34,127
                                        -----------     -----------     -----------      -----------        -----------

Net income                              $     7,060     $    30,408     $     2,665      $    10,402        $     5,694
                                        ===========     ===========     ===========      ===========        ===========

Company's equity in net income
  of unconsolidated companies           $     6,976     $    10,584     $     2,880      $     4,351        $     2,321   $    1,210
                                        ===========     ===========     ===========      ===========        ===========   ==========

----------

(1) Inclusive of the preferred return paid to Vornado Realty Trust (1% per annum of the Total Combined Assets).

(2) Excludes the goodwill write-off for TCL, which is recorded on the accompanying financial statements as a cumulative change in accounting principle.

(3)  Includes impairment of DBL-CBO of $5,200.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


UNCONSOLIDATED PROPERTY DISPOSITIONS

         During the six months ended June 30, 2002, the Woodlands CPC sold two office properties located within The Woodlands, Texas. The sales generated net proceeds, after the repayment of debt, of approximately $8,900, of which the Company's portion was approximately $4,700. The sales generated a net gain of approximately $11,700, of which the Company's portion was approximately $6,000. The proceeds received by the Company were used to pay down the existing line of credit.

TEMPERATURE-CONTROLLED LOGISTICS PROPERTIES

         As of June 30, 2002, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation, which directly or indirectly owns the 89 Temperature-Controlled Logistics Properties, with an aggregate of approximately 445.2 million cubic feet (17.7 million square feet) of warehouse space.

         The Temperature-Controlled Logistics Corporation leases the Temperature-Controlled Logistics Properties to a partnership ("AmeriCold Logistics") owned 60% by Vornado Operating L.P. and 40% by a subsidiary of COPI. The Company has no interest in AmeriCold Logistics.

         AmeriCold Logistics, as sole lessee of the Temperature-Controlled Logistics Properties, leases the Temperature-Controlled Logistics Properties from the Temperature-Controlled Logistics Corporation under three triple-net master leases, as amended. On February 22, 2001, the Temperature-Controlled Logistics Corporation and AmeriCold Logistics agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146,000, the adjustment of the rental obligation for 2002 to $150,000 (plus contingent rent in certain circumstances), the increase of the Temperature-Controlled Logistics Corporation's share of capital expenditures for the maintenance of the properties from $5,000 to $9,500 (effective January 1, 2000) and the extension of the date on which deferred rent is required to be paid to December 31, 2003.

         In December 2001, the Temperature Controlled Logistics Corporation waived its right to collect $39,800 (the Company's share of which was $15,900) of the total $49,900 of deferred rent. The Temperature-Controlled Logistics Corporation and the Company began to recognize rental income when earned and collected during the year ended December 31, 2000 and continued this accounting treatment for the year ended December 31, 2001; therefore, there was no financial statement impact to the Temperature-Controlled Logistics Corporation or to the Company related to the Temperature-Controlled Logistics Corporation's decision in December 31, 2001 to waive collection of deferred rent.

         AmeriCold Logistics deferred $9,300 of the total $68,900 of rent payable for the six months ended June 30, 2002. The Company's share of the deferred rent was $3,700. The Company recognizes rental income when earned and collected and has not recognized the $3,700 of deferred rent in equity in net income of the Temperature-Controlled Logistics Properties for the six months ended June 30, 2002.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


         The following table shows the total, and the Company's portion of, deferred rent and valuation allowance at December 31, 2001 and for the six months ended June 30, 2002.

                                             DEFERRED RENT               VALUATION ALLOWANCE
                                      ---------------------------     ---------------------------
                                                       COMPANY'S                       COMPANY'S
                                         TOTAL          PORTION          TOTAL          PORTION
                                      -----------     -----------     -----------     -----------
Balance at December 31, 2001          $    10,100     $     3,900     $        --     $        --
For the six months ended
   June 30, 2002                            9,300           3,700           9,300           3,700
                                      -----------     -----------     -----------     -----------
Total                                 $    19,400     $     7,600     $     9,300     $     3,700
                                      ===========     ===========     ===========     ===========

OTHER

DBL-CBO, Inc.

         In March 1999, DBL-CBO, Inc., a wholly owned subsidiary of DBL Holdings, Inc., acquired an aggregate of $6,000 in principal amount of Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a Cayman Island limited liability company. Juniper 1999-1 Class C-1 is the privately placed equity interest of a collateralized bond obligation. During the six months ended June 30, 2002, the Company recognized an impairment charge related to this investment of $5,200. As a result of this impairment charge, at June 30, 2002 this investment was valued at $0.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)

UNCONSOLIDATED DEBT ANALYSIS

         The significant terms of the Company's share of unconsolidated debt financing arrangements existing as of June 30, 2002 are shown below.


                                                                           COMPANY
                                               COMPANY'S      DEBT          SHARE        CURRENT                   FIXED/VARIABLE
NOTE                                          % OWNERSHIP   BALANCE     OF BALANCE(4)      RATE      MATURITY     SECURED/UNSECURED
----                                          -----------   -------     -------------     ------     --------     -----------------
TEMPERATURE CONTROL LOGISTICS SEGMENT:
   AmeriCold Notes(1)                             40%    $    544,816    $   217,926        7.0%      4/11/08      Fixed/Secured
                                                         ------------    -----------

OFFICE SEGMENT:
   Main Street Partners, L.P.(2)(3)               50%         133,945         66,973        5.9%      12/1/04      Variable/Secured
   Crescent 5 Houston Center, L.P.(4)             25%          38,173          9,543        4.1%      5/31/04      Variable/Secured
   Austin PT Bk One Tower Office Limited
         Partnership                              20%          38,128          7,626        7.1%       8/1/06      Fixed/Secured
   Houston PT Four Westlake Office Limited
         Partnership                              20%          49,022          9,804        7.1%       8/1/06      Fixed/Secured

   The Woodlands Commercial Properties Co.         42.5%
         Bank Boston credit facility                           68,736         29,213        4.3%     11/30/04      Variable/Secured
         Fleet National Bank                                    3,412          1,450        3.8%     10/31/03      Variable/Secured
                                                         ------------    -----------
                                                              331,416        124,609
                                                         ------------    -----------

RESIDENTIAL DEVELOPMENT SEGMENT:
The Woodlands Land Development Co.(WLDC)(5)     42.5%
   Bank Boston credit facility (6)(7)                         226,460         96,245        4.3%     11/30/02      Variable/Secured
   Fleet National Bank(8)                                       6,999          2,975        3.8%     10/31/03      Variable/Secured
   Fleet National Bank(9)                                      17,058          7,250        4.6%     12/31/05      Variable/Secured
   Jack Eckerd Corp.                                              101             43        4.8%       7/1/05      Variable/Secured
   Mitchell Mortgage Company                                    2,775          1,179        5.8%       1/1/04      Fixed/Secured
   Mitchell Mortgage Company                                    1,273            541        6.3%       7/1/05      Fixed/Secured
   Mitchell Mortgage Company                                    1,988            845        5.5%      10/1/05      Fixed/Secured
   Mitchell Mortgage Company                                    3,585          1,524        8.0%       4/1/06      Fixed/Secured
   Mitchell Mortgage Company                                    1,420            604        7.0%      10/1/06      Fixed/Secured
                                                         ------------    -----------
                                                              261,659        111,206
                                                         ------------    -----------

Other Residential Development Corporations:
Manalapan Hotel Partners
   Dresdner Bank AG(10)                           24%          68,500         16,440        3.5%     12/29/02      Variable/Secured

Desert Mountain Commercial L.L.C.               46.5%           1,413            657        8.4%      11/1/07      Fixed/Secured
                                                         -------------   -----------
                                                               69,913         17,097
                                                         ------------    -----------

TOTAL/WEIGHTED AVERAGE                                   $  1,207,804    $   470,838        5.8%
                                                         ============    ===========   ========

AVERAGE REMAINING TERM                                                                                 3.6 yrs

----------

(1) Consists of several notes. Maturity date is based on largest debt instrument representing 94% of debt balance. All interest rates are fixed.

(2) Senior Note - variable interest rate at LIBOR + 189 basis points with no LIBOR floor. Mezzanine Note - variable interest rate at LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on both notes.

(3) The Company obtained a Letter of Credit to guarantee the repayment of up to $4,250 of principal of the Main Street Partners, L.P. loan.

(4) A full and unconditional guarantee of loan from Fleet for the Construction of 5 Houston Center is held by the Company. At June 30, 2002 and December 31, 2001, $33,819 and $4,943 was outstanding, respectively.

(5) On February 14, 2002, the Company executed an agreement with COPI to transfer, in lieu of foreclosure, COPI's 5% interest in Woodlands Land Development Company.

(6) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $145,000 to a maximum LIBOR rate of 9.0%.

(7) To mitigate interest rate exposure, WLDC has entered into an interest rate swap against $50,000 notional amount to effectively fix the interest rate at 5.28%. WLDC has also entered into an interest rate swap against $50,000 notional amount to effectively fix the interest rate at 4.855%.

(8) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $33,750 to a maximum LIBOR rate of 9.0%.

(9) There was an interest rate cap agreement executed with this agreement which limits interest rate exposure on the notional amount of $19,500 to a maximum LIBOR rate of 8.5%.

(10)     The Company guarantees $2,970 of this facility.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(continued)


         The following table shows, as of June 30, 2002, information about the Company's share of unconsolidated fixed and variable-rate debt and does not take into account any extension options, hedge arrangements or the entities' anticipated pay-off dates.

                                                                WEIGHTED      WEIGHTED AVERAGE
                                AMOUNT         % OF DEBT      AVERAGE RATE      MATURITY (1)
                              -----------     -----------     ------------    ----------------

Fixed-Rate Debt               $   240,706              51%             6.7%       5.6 years
Variable-Rate Debt                230,132              49%             4.7%       1.5 years
                              -----------     -----------      -----------      -----------
Total Debt                    $   470,838             100%             5.8%       3.6 years
                              ===========     ===========      ===========      ===========

----------

(1)  Based on contractual maturities.

         Listed below are the Company's share of aggregate principal payments, by year, required as of June 30, 2002 related to the Company's unconsolidated debt. Scheduled principal installments and amounts due at maturity are included.(1)

                       SECURED DEBT
                       ------------
2002                    $  143,134
2003                         5,685
2004                        76,437
2005                         8,964
2006                        18,515
Thereafter                 218,103
                        ----------
                        $  470,838
                        ==========

(1) These amounts do not represent the effect of two one-year extension options on two of The Woodlands Fleet National Bank loans, totaling $99,200 that have maturity dates of November 2002 and October 2003.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


     8. NOTES PAYABLE AND BORROWINGS UNDER FLEET FACILITY:

         The following is a summary of the Company's debt financing at June 30, 2002:

                                                                                                BALANCE
                                                                                             OUTSTANDING AT
                                                                                             JUNE 30, 2002
                                                                                             --------------

SECURED DEBT

     Fleet Fund I and II Term Loan due May 2005, bears interest at LIBOR plus
     325 basis points (at June 30, 2002, the interest rate was 5.14%), with a four-year interest-only term, secured by equity interests in Funding I
     and II ............................................................................     $    275,000

     AEGON Partnership Note(1) due July 2009, bears interest at 7.53% with monthly principal and interest payments based on a 25-year amortization
     schedule, secured by the Funding III, IV and V Properties .........................          267,610

     LaSalle Note I(2) bears interest at 7.83% with an initial seven-year interest-only term (through August 2002), followed by principal amortization based on a 25-year amortization schedule through maturity in
     August 2027, secured by the Funding I Properties ..................................          239,000

     Deutsche Bank-CMBS Loan(3) due May 2004, bears interest at the 30-day
     LIBOR rate plus 234 basis points (at June 30, 2002, the interest rate was
     5.84%), with a three-year interest-only term and two one-year extension
     options, secured by the Funding X Properties and Spectrum Center ..................          220,000

     JP Morgan Mortgage Note(4), bears interest at a fixed rate of 8.31% with principal amortization based on a 15-year amortization schedule through maturity in October 2016, secured by the Houston Center mixed-use Office
     Property complex ..................................................................          197,491

     LaSalle Note II(5) bears interest at 7.79% with an initial seven-year interest-only term (through March 2003), followed by principal amortization based on a 25-year amortization schedule through maturity in March 2028,
     secured by the Funding II Properties ..............................................          161,000

     CIGNA Note due December 2002, bears interest at 7.47% with an interest-only term, secured by the MCI Tower Office Property and Denver Marriott City
     Center Resort/Hotel Property ......................................................           63,500

     Metropolitan Life Note V (6) due December 2005, bears interest at 8.49%
     with monthly principal and interest payments based on a 25-year
     amortization schedule, secured by the Datran Center Office Property ...............           38,417

     Northwestern Life Note due January 2004, bears interest at 7.66% with an
     interest-only term, secured by the 301 Congress Avenue Office Property ............           26,000

     National Bank of Arizona Revolving Line of Credit (7) due November 2003,
     secured by certain DMDC assets ....................................................           25,726

     Woodmen of the World Note(8) due April 2009, bears interest at 8.20% with an initial five-year interest-only term (through April 2006), followed by principal amortization based on a 25-year amortization schedule, secured by
     the Avallon IV Office Property ....................................................            8,500

     Nomura Funding VI Note(9) bears interest at 10.07% with monthly principal and interest payments based on a 25-year amortization schedule through
     maturity in July 2020, secured by the Funding VI Property .........................            8,109

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


                                                                                                BALANCE
                                                                                             OUTSTANDING AT
                                                                                             JUNE 30, 2002
                                                                                             --------------

SECURED DEBT - CONTINUED

Mitchell Mortgage Note due August 2002, bears interest at 7.00% with an interest-only term, secured by one of The Woodlands Office
Properties .............................................................................            1,743

Rigney Promissory Note due November 2012, bears interest at 8.50% with quarterly principal and interest payments based on a 15-year amortization
schedule, secured by a parcel of land ..................................................              631

Construction, acquisition and other obligations, bearing fixed and variable interest rates ranging from 4.34% to 10.00% at June 30, 2002, with maturities ranging between August 2002 and December 2004, secured by
various CRDI projects ..................................................................           69,757

UNSECURED DEBT

2009 Notes (10) bear interest at a fixed rate of 9.25% with a seven-year
interest-only term, due April 2009 .....................................................          375,000

2007 Notes (12) bear interest at a fixed rate of 7.50% with a ten-year
interest-only term, due September 2007 .................................................          250,000

2002 Notes(12) bear interest at a fixed rate of 7.00% with a five-year
interest-only term, due September 2002 .................................................           97,906

Other obligations, with fixed interest rates ranging from 3.25% to 12.00%
and variable interest rates ranging from the Fed Funds rate plus 150 basis points to LIBOR plus 375 basis points and with maturities ranging between
July 2002 and January 2004 .............................................................           10,541

UNSECURED DEBT - REVOLVING LINE OF CREDIT

Fleet Facility(11) due May 2004, bears interest at LIBOR plus 187.5 basis points (at June 30, 2002, the interest rate was 3.72%), with a three-year
interest-only term and a one-year extension option .....................................          136,500
                                                                                             ------------

  Total Notes Payable ..................................................................     $  2,472,431
                                                                                             ============

----------

(1) The outstanding principal balance of this note at maturity will be approximately $224,100.

(2) In August 2007, the interest rate will increase, and the Company is required to remit, in addition to the monthly debt service payment, excess property cash flow, as defined, to be applied first against principal and thereafter, against accrued excess interest, as defined. It is the Company's intention to repay the note in full at such time (August 2007) by making a final payment of approximately $220,500.

(3) This includes both a Deutsche Bank-CMBS note and a Fleet-Mezzanine note. The notes are due May 2004 and bear interest at the 30-day LIBOR rate plus a spread of (i) 164.7 basis points for the CMBS note (at June 30, 2002, the interest rate was 5.15%), and (ii) 600 basis points for the Mezzanine note (at June 30, 2002, the interest rate was 9.50%). The blended rate at June 30, 2002 for the two notes was 5.84%. The notes have three-year interest only terms and two one-year extension options, and are secured by the Office Properties owned by Funding X and the Company's interest in Spectrum Center. The Fleet-Mezzanine note is also secured by the Company's interests in Funding X and Crescent Spectrum Center, L.P. and the Company's interest in their general partner.

(4) At the end of seven years (October 2006), the interest rate will also adjust based on current interest rates at that time. It is the Company's intention to repay the note in full at such time (October 2006) by making a final payment of approximately $177,800.

(5) In March 2006, the interest rate will increase, and the Company is required to remit, in addition to the monthly debt service payment, excess property cash flow, as defined, to be applied first against principal and thereafter, against accrued excess interest, as defined. It is the Company's intention to repay the note in full at such time (March 2006) by making a final payment of approximately $154,100.

(6) The outstanding principal balance of this loan at maturity will be approximately $29,100.

(7) This facility is a $50,000 line of credit secured by certain DMDC land and improvements ("vertical facility"), club facilities ("club loan"), and notes receivable ("warehouse facility"). The line restricts the vertical facility and club loan to a maximum outstanding amount of $40,000 and is subject to certain borrowing base limitations and bears interest at Prime (at June 30, 2002, the interest rate was 4.75%). The warehouse facility bears interest at Prime plus 100 basis points (at June 30, 2002, the interest rate was 5.75%) and is limited to $10,000. The blended rate at June 30, 2002 for the vertical facility and club loan and the warehouse facility was 5.04%.

(8) The outstanding principal balance of this loan at maturity will be approximately $8,200.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


(9) In July 2010, the interest rate due under the note will change to a 10-year Treasury yield plus 500 basis points or, if the Company so elects, it may repay the note without penalty at that date by making a final payment of $6,135.

(10) For a description of the 2009 Notes, see "Debt Offering" section below.

(11) The $400,000 Fleet Facility is an unsecured revolving line of credit to Funding VIII and guaranteed by the Operating Partnership. Availability under the line of credit is subject to certain covenants including total leverage based on trailing twelve months net operating income from the Properties, debt service coverage, specific mix of office and hotel assets and average occupancy of Office Properties. At June 30, 2002, the capacity under the Fleet Facility was approximately $383,700.

(12) The notes were issued in an offering registered with the SEC.

         The following table shows information about the Company's consolidated fixed and variable-rate debt and does not take into account any extension options, hedging arrangements or the Company's anticipated pay-off dates.

(in thousands)                                                     WEIGHTED         WEIGHTED AVERAGE
                              AMOUNT         % OF DEBT           AVERAGE RATE         MATURITY(3)
                           ------------     ------------         ------------       ----------------

Fixed-Rate Debt            $  1,749,005               71%                 8.1%          10.9 years
Variable-Rate Debt              723,426               29%                 4.6%           1.9 years
                           ------------     ------------         ------------         ------------
Total Debt                 $  2,472,431              100%(1)              7.2%(2)        7.5 years
                           ============     ============         ============         ============

----------

(1) Including the $527,000 of hedged variable-rate debt, the percentages for fixed-rate debt and variable-rate debt are 92% and 8%, respectively.

(2) Including the effect of hedge arrangements, the overall weighted average interest rate would have been 7.89%.

(3)  Based on contractual maturities. The overall weighted average maturity is
     4.1 years based on the Company's expected payoff dates.


         Listed below are the aggregate principal payments by year required as of June 30, 2002 under indebtedness of the Company. Scheduled principal installments and amounts due at maturity are included.

                                                             UNSECURED DEBT
                          SECURED DEBT     UNSECURED DEBT     LINE OF CREDIT     TOTAL(1)
                          ------------     --------------    ---------------   ------------

2002                      $     92,845     $      108,322     $         --     $    201,167
2003                            88,722                 --               --           88,722
2004                           262,896                125          136,500          399,521
2005                           329,339                 --               --          329,339
2006                            18,938                 --               --           18,938
Thereafter                     809,744            625,000               --        1,434,744
                          ------------     --------------     ------------     ------------
                          $  1,602,484     $      733,447     $    136,500     $  2,472,431
                          ============     ==============     ============     ============

----------

(1) These amounts do not represent the effect of a one-year extension option on the Fleet Facility and two one-year extension options on the Deutsche Bank
     - CMBS Loan, as noted above.

         The Company has $201,200 of secured and unsecured debt due during 2002, consisting primarily of the Cigna Note, the Mitchell Mortgage Note, unsecured short-term borrowings and the 2002 Notes. Borrowings under the Company's revolving line of credit are expected to be used to repay or repurchase from time to time the remaining $97,900 of outstanding 2002 Notes due in September 2002. In addition, borrowings under the revolving line of credit are expected to be used to repay the $63,500 CIGNA Note due in December 2002.

         Any uncured or unwaived events of default on the Company's loans can trigger an acceleration of payment on the loan in default. In addition, a default by the Company or any of its subsidiaries with respect to any indebtedness in excess of $5,000 generally will result in a default under the Fleet Facility and the Fleet Fund I and II Term Loan after the notice and cure periods for the other indebtedness have passed. As of June 30, 2002, the Company was in compliance with all of its debt service coverage ratios and other covenants related to its outstanding debt. The Company's debt facilities generally prohibit loan pre-payment for an initial period, allow pre-payment with a penalty during a following specified period and allow pre-payment without penalty after the expiration of that period. During

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


the six months ended June 30, 2002, there were no circumstances that required pre-payment penalties or increased collateral related to the Company's existing debt.

         In addition to the subsidiaries listed in "Note 1. Organization and Basis of Presentation," certain other subsidiaries of the Company were formed primarily for the purpose of obtaining secured and unsecured debt or joint venture financings. These entities, all of which are consolidated and are grouped based on the Properties to which they relate are: Funding I and Funding II Properties (CREM Holdings, LLC, Crescent Capital Funding, LLC, Crescent Funding Interest, LLC, CRE Management I Corp., CRE Management II Corp.); Funding III Properties (CRE Management III Corp.); Funding IV Properties (CRE Management IV Corp.); Funding V Properties (CRE Management V Corp.); Funding VI Properties (CRE Management VI Corp.); Funding VIII Properties (CRE Management VIII, LLC); Funding IX Properties (CRE Management IX, LLC); Funding X Properties (CREF X Holdings Management, LLC, CREF X Holdings, L. P., CRE Management X, LLC); and Spectrum Center (Spectrum Center Partners, L.P., Spectrum Mortgage Associates,
L. P., CSC Holdings Management, LLC, Crescent SC Holdings, L.P., CSC Management,
LLC).

DEBT OFFERING

         On April 15, 2002, the Company completed a private offering of $375,000 in senior, unsecured notes due 2009. The notes bear interest at an annual rate of 9.25% and were issued at 100% of issue price. The notes are callable after April 15, 2006. Interest will be payable in cash on April 15 and October 15 of each year, beginning October 15, 2002. The Company has filed a registration statement with the SEC to register a similar series of notes with the SEC and to effect an exchange offer of the registered notes for the privately placed notes. In addition, the Company has agreed to register certain of the notes for resale by their holders. In the event that the exchange offer or resale registration is not completed on or before October 15, 2002, the interest rate on the notes will increase to 9.75% and increase to 10.25% after 90 days until the exchange offer or resale registration is completed.

         The net proceeds from the offering of notes were approximately $366,500. Approximately $309,500 of the proceeds were used to pay down amounts outstanding under the Fleet Facility, and the remaining proceeds were used to pay down $5,000 of short-term indebtedness and redeem approximately $52,000 of Class A Units in Funding IX from GMAC Commercial Mortgage Corporation. See "Note
13. Sale of Preferred Equity Interests in Subsidiary" for a description of the Class A Units in Funding IX held by GMAC Commercial Mortgage Corporation.

9. INTEREST RATE CAPS:

         In connection with the closing of the Deutsche Bank - CMBS Loan in May 2001, the Company entered into a LIBOR interest rate cap struck at 7.16% for a notional amount of $220,000, and simultaneously sold a LIBOR interest rate cap with the same terms. Since these instruments do not reduce the Company's net interest rate risk exposure, they do not qualify as hedges and changes to their respective fair values are charged to earnings as the changes occur. As the significant terms of these arrangements are substantially the same, the effects of a revaluation of these instruments are expected to substantially offset each other.

10. CASH FLOW HEDGES:

         The Company uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate debt ratio. As of June 30, 2002, the Company had entered into three cash flow hedge agreements, which are accounted for in conformity with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133."

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


         The following table shows information regarding the Company's cash flow hedge agreements as of June 30, 2002, additional interest expense and unrealized gains recorded for the six months ended June 30, 2002:

                                                                                         ADDITIONAL           UNREALIZED GAINS
                                                                                      INTEREST EXPENSE            IN OTHER
           ISSUE         NOTIONAL       MATURITY      REFERENCE          FAIR        FOR THE SIX MONTHS     COMPREHENSIVE INCOME
            DATE          AMOUNT          DATE           RATE        MARKET VALUE    ENDED JUNE 30, 2002      AT JUNE 30, 2002
         ----------     ----------     ----------     ----------     ------------    -------------------    --------------------

            7/21/99     $  200,000         9/2/03          6.183%     $   (9,349)     $        4,213        $        1,465
            5/15/01        200,000         2/3/03           7.11%         (6,617)              5,283                 4,151
            4/14/00        100,000        4/18/04           6.76%         (6,868)              2,438                   299

         The Company has designated its three cash flow hedge agreements as cash flow hedges of LIBOR-based monthly interest payments on a designated pool of variable-rate LIBOR indexed debt that reprices closest to the reset dates of each cash flow hedge agreement. For retrospective effectiveness testing, the Company uses the cumulative dollar offset approach as described in DIG Issue E8. The DIG is a task force designed to assist the FASB in answering questions that companies have resulting from implementation of SFAS No. 133 and SFAS No. 138. The Company uses the change in variable cash flows method as described in DIG Issue G7 for prospective testing as well as for the actual recording of ineffectiveness, if any. Under this method, the Company will compare the changes in the floating rate portion of each cash flow hedge to the floating rate of the hedged items. The cash flow hedges have been and are expected to remain highly effective. Changes in the fair value of these highly effective hedging instruments are recorded in accumulated other comprehensive income. The effective portion that has been deferred in accumulated other comprehensive income will be reclassified to earnings as interest expense when the hedged items impact earnings. If a cash flow hedge falls outside 80%-125% effectiveness for a quarter, all changes in the fair value of the cash flow hedge for the quarter will be recognized in earnings during the current period. If it is determined based on prospective testing that it is no longer likely a hedge will be highly effective on a prospective basis, the hedge will no longer be designated as a cash flow hedge and no longer qualify for accounting in conformity with SFAS Nos. 133 and 138.

         Over the next twelve months, an estimated $18,000 to $19,000 will be reclassified from accumulated other comprehensive income to interest expense and charged against earnings related to the effective portions of the cash flow hedge agreements.

         CRDI, a consolidated subsidiary of the Company, also uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt. As of June 30, 2002, CRDI had entered into three cash flow hedge agreements, which are accounted for in conformity with SFAS Nos. 133 and 138.

         The following table shows information regarding CRDI's cash flow hedge agreements as of June 30, 2002 and additional capitalized interest recognized for the six months ended June 30, 2002. Unlike the additional interest on the Company's cash flow hedges which was expensed, the additional interest on CRDI's cash flow hedges was capitalized, as it is related to debt incurred for projects that are currently under development.

                                                                                            ADDITIONAL
                                                                                       CAPITALIZED INTEREST
           ISSUE         NOTIONAL       MATURITY      REFERENCE            FAIR         FOR THE SIX MONTHS
            DATE          AMOUNT          DATE           RATE          MARKET VALUE     ENDED JUNE 30, 2002
         ----------     ----------     ----------     ----------      --------------    -------------------

           1/2/2001     $   15,538     11/16/2002           4.34%     $         (353)     $          187
           9/4/2001          6,650       9/4/2003           5.09%               (117)                 75
           9/4/2001          4,800       9/4/2003           5.09%                (88)                 54

         CRDI uses the shortcut method described in SFAS No. 133, which eliminates the need to consider ineffectiveness of the hedges, and instead assumes that the hedges are highly effective.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


11. INCOME TAXES:

         The Company intends to maintain its qualification as a REIT under
Section 856 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally will not be subject to corporate federal income taxes as long as it satisfies certain technical requirements of the Code, including the requirement to distribute 90% of REIT taxable income to its shareholders. Accordingly, the Company does not believe that it will be liable for current income taxes on its REIT taxable income at the Federal level or in most of the states in which it operates. Additionally, in conjunction with the Company's agreement with COPI, the Company consolidated certain taxable REIT subsidiaries (the "TRS"), which are subject to federal and state income tax. The Company's $3,900 total consolidated income tax benefit at June 30, 2002 includes tax expense related to the operations of the TRS of $2,800, offset by a tax benefit of $6,700. The $6,700 benefit results from the temporary difference between the financial reporting basis and the respective tax basis of the hotel leases acquired as part of the Company's agreement with COPI. This temporary difference will be reversed over an estimated five-year period, which is the remaining lease term of the hotel leases. Cash paid for income taxes totaled approximately $11,000 for the six months ended June 30, 2002.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


         The Company's total net tax asset of approximately $37,700 includes $20,900 of net deferred tax assets and a $16,800 net current tax asset at June 30, 2002. The tax effects of each type of temporary difference that give rise to a significant portion of the $20,900 deferred tax asset are as follows:

         Deferred recognition of DMDC club membership revenue                   $   26,800
         Recognition of development land cost of sales at DMDC
            and TWLC                                                               (10,500)
         Recognition of hotel lease cost                                             6,700
         Other                                                                      (2,100)
                                                                                ----------
         Total deferred tax asset                                               $   20,900
                                                                                ==========

         The Company recognizes deferred tax assets only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including tax planning strategies and other factors. As of June 30, 2002, no valuation allowances have been recorded.

         The $16,800 net current tax asset results primarily from anticipated tax refunds related to recognition of a net operating loss carryback and 2001 overpayments of $11,700 for DMDC and cash paid for income taxes of $11,000.

12. MINORITY INTEREST:

         Minority interest in the Operating Partnership represents the limited partners' proportionate share of the equity in the Operating Partnership. The limited partners ownership share is evidenced by Operating Partnership units. The Operating Partnership pays a regular quarterly distribution to the holders of common and preferred Operating Partnership units. Income in the real estate partnerships is allocated to minority interest based on weighted average percentage ownership during the year.

         Each Operating Partnership unit may be exchanged for either two common shares or, at the election of the Company, cash equal to the fair market value of two common shares at the time of the exchange. When a unitholder exchanges a unit, Crescent Equities' percentage interest in the Operating Partnership increases. During the six months ended June 30, 2002, there were 3,287 units exchanged for 6,574 common shares of Crescent Equities.

         Minority interest in real estate partnerships represents joint venture or preferred equity partners' proportionate share of the equity in certain real estate partnerships. The Operating Partnership holds a majority (50% or greater) controlling interest in the real estate partnerships and thus, consolidates the accounts into the Operating Partnership. Income in the real estate partnerships is allocated to minority interest based on weighted average percentage ownership during the year.

13. SALE OF PREFERRED EQUITY INTERESTS IN SUBSIDIARY:

         During the year ended December 31, 2000, the Company formed Funding IX and contributed seven Office Properties and two Resort/Hotel Properties to Funding IX. As of June 30, 2002, Funding IX held seven Office Properties and one Resort/Hotel Property. The Company owns 100% of the common voting interests in Funding IX, 0.1% in the form of a general partner interest and 99.9% in the form of a limited partner interest.

         Also during the year ended December 31, 2000, GMAC Commercial Mortgage Corporation ("GMACCM") purchased $275,000 of non-voting, redeemable preferred Class A Units in Funding IX (the "Class A Units"). The Class A Units are redeemable at the option of the Company at the original purchase price. As of December 31, 2000, approximately $56,600 of the Class A Units had been redeemed from GMACCM by the Company. No redemptions occurred during the year ended December 31, 2001. During the six months ended June 30, 2002, the Company redeemed approximately $187,000 of the Class A Units, reducing to $31,400 the amount of Class A Units held by

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


GMACCM. The Class A Units initially received a preferred variable-rate dividend calculated at LIBOR plus 450 basis points. Beginning March 16, 2002, the preferred variable-rate dividend increased to LIBOR plus 550 basis points, which resulted in a dividend rate of approximately 7.34% per annum as of June 30, 2002.

         Funding IX loaned the net proceeds of the sale of Class A Units in Funding IX and a portion of the net proceeds from the sale of one of the Resort/Hotel Properties held by Funding IX, through an intracompany loan to Crescent SH IX, Inc. ("SH IX"), for the purchase of common shares of the Company. See "Note 14. Shareholders' Equity - Share Repurchase Program." This intracompany loan is eliminated in consolidation. The loan from Funding IX to SH IX matures March 15, 2003 and the Company intends to repay the loan of approximately $285,000 at or prior to that time. The repayment proceeds received by Funding IX from SH IX will be used to redeem Class A Units up to the outstanding amount of Class A Units.

14. SHAREHOLDERS' EQUITY:

SHARE REPURCHASE PROGRAM

         The Company commenced its Share Repurchase Program in March 2000. On October 15, 2001, the Company's Board of Trust Managers increased from $500,000 to $800,000 the amount of outstanding common shares that can be repurchased from time to time in the open market or through privately negotiated transactions (the "Share Repurchase Program"). As of June 30, 2002, the Company had repurchased 20,256,423 common shares, at an aggregate cost of approximately $386,615, resulting in an average repurchase price of $19.09 per common share.

         The following table shows a summary of the Company's common share repurchases by year, as of June 30, 2002.

                                                                                             AVERAGE
($ in thousands)                                                             TOTAL          PRICE PER
                                                         SHARES              AMOUNT        COMMON SHARE
                                                      ------------        ------------     ------------

         2000                                           14,468,623        $    281,061     $      19.43
         2001                                            4,287,800              77,054            17.97
         Six months ended June 30, 2002                  1,500,000              28,500            19.00
                                                      ------------        ------------     ------------
         Total                                          20,256,423(1)     $    386,615     $      19.09
                                                      ============        ============     ============

----------

(1) Additionally, 14,530 of the Company's common shares were repurchased outside of the Share Repurchase Program as part of an executive incentive program.

         As of June 30, 2002, SH IX, a wholly-owned subsidiary of the Company, held 14,468,623 of the Company's repurchased common shares. The 14,468,623 common shares were repurchased with the net proceeds of the sale of Class A Units in Funding IX and with a portion of the net proceeds from the sale of one of the Properties held by Funding IX. See "Note 13. Sale of Preferred Equity Interests in Subsidiary". These common shares are consolidated as treasury shares in conformity with GAAP. The shares are to be held in SH IX until all of the Class A Units are redeemed. Distributions will continue to be paid on these repurchased common shares and will be used to pay dividends on the Class A Units.

         The Company expects the Share Repurchase Program to continue to be funded through a combination of debt, equity, joint venture capital and selected asset disposition alternatives available to the Company. The amount of common shares that the Company will actually purchase will be determined from time to time, in its reasonable judgment, based on market conditions and the availability of funds, among other factors. There can be no assurance that any number of common shares will actually be purchased within any particular time period.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


SERIES A PREFERRED OFFERING

         On April 26, 2002, the Company completed an institutional placement (the "April 2002 Series A Preferred Offering") of an additional 2,800,000 shares of 6 3/4% Series A Convertible Cumulative Preferred Shares (the "Series A Preferred Shares") at an $18.00 per share price and with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $50,400. The Series A Preferred Shares are convertible at any time, in whole or in part, at the option of the holders thereof into common shares of the Company at a conversion price of $40.86 per common share (equivalent to a conversion rate of .6119 common shares per Series A Preferred Share), subject to adjustment in certain circumstances. The Series A Preferred Shares have no stated maturity, are not subject to sinking fund or mandatory redemption and may not be redeemed before February 18, 2003, except in order to preserve the Company's status as a REIT. On or after February 13, 2003, the Series A Preferred Shares may be redeemed, at the Company's option, by paying $25.00 per share plus any accumulated accrued and unpaid distribution. Dividends on the Series A Preferred Shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing May 15, 2002. The annual fixed dividend is $1.6875 per share.

         Net proceeds to the Company from the April 2002 Series A Preferred Offering after underwriting discounts and other offering costs of approximately $2,240 were approximately $48,160. The Company used the net proceeds to redeem Class A Units from GMACCM.

SERIES B PREFERRED OFFERING

         On May 17, 2002, the Company completed an offering (the "May 2002 Series B Preferred Offering") of 3,000,000 shares of 9.50% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares") with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $75,000. The Series B Preferred Shares have no stated maturity, are not subject to sinking fund or mandatory redemption, are not convertible into any other securities of the Company and may not be redeemed before May 17, 2007, except in order to preserve the Company's status as a REIT. On or after May 17, 2007, the Series B Preferred Shares may be redeemed, at the Company's option, by paying $25.00 per share plus any accumulated, accrued and unpaid distributions. Dividends on the Series B Preferred Shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing August 15, 2002. The annual fixed dividend is $2.375 per share.

         Net proceeds to the Company from the May 2002 Series B Preferred Offering after underwriting discounts of approximately $2,363 and other offering costs of approximately $350 were approximately $72,287. The Company used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

         On June 6, 2002, an additional 400,000 Series B Preferred Shares were sold (the "June 2002 Series B Preferred Offering") resulting in gross proceeds to the Company of approximately $10,000. Net proceeds to the Company after underwriting discounts of approximately $315 and other offering costs of approximately $50 were approximately $9,635. As with the May 2002 Series B Preferred Offering, the Company used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


DISTRIBUTIONS

         The following table summarizes the distributions paid or declared to common shareholders, unitholders and preferred shareholders during the six months ended June 30, 2002.

                                                                                                                       ANNUAL
                                               DIVIDEND/          TOTAL              RECORD          PAYMENT          DIVIDEND/
            SECURITY                         DISTRIBUTION        AMOUNT               DATE             DATE         DISTRIBUTION
            --------                         ------------     ------------        ------------     ------------     ------------

Common Shares/Units(1)                       $      0.375     $     49,706(2)          1/31/02          2/15/02     $       1.50
Common Shares/Units(1)                              0.375           49,825(2)          4/30/02          5/15/02             1.50
Common Shares/Units(1)                              0.375           49,295(2)          7/31/02          8/15/02             1.50
6 3/4% Series A Preferred Shares                    0.422            3,375             1/31/02          2/15/02           1.6875
6 3/4% Series A Preferred Shares                    0.422            4,556(3)          4/30/02          5/15/02           1.6875
6 3/4% Series A Preferred Shares                    0.422            4,556             7/31/02          8/15/02           1.6875
9.5% Series B Preferred Shares(4)                   0.587            1,996             7/31/02          8/15/02            2.375

----------

(1) Represents one-half the amount of the distribution per unit because each unit is exchangeable for two common shares.

(2) As of June 30, 2002, the Company was holding 14,468,623 of its common shares in SH IX. These distribution amounts include $5,426 for each of the distributions paid, or to be paid, on February 15, 2002, and May 15, 2002, and August 15, 2002, related to these common shares. These distributions are eliminated in consolidation.

(3) See "Series A Preferred Offering" above for a description of issuance of additional shares.

(4)  See "Series B Preferred Offering" above for a description of this offering.

15. RELATED PARTY TRANSACTIONS:

DBL HOLDINGS, INC.

         As of June 30, 2002, the Company owned 97.44% of DBL with the remaining 2.56% economic interest in DBL (including 100% of the voting interest in DBL) held by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company. Originally, Mr. Goff contributed his voting interests in MVDC and HADC, originally valued at approximately $380, and approximately $63 in cash, or total consideration valued at approximately $443 for his interest in DBL.

         DBL has two wholly owned subsidiaries, DBL-ABC, Inc. and DBL-CBO, Inc., the assets of which are described in the following paragraphs, and DBL directly holds 66% of the voting stock in MVDC and HADC. At June 30, 2002, Mr. Goff's book value in DBL was approximately $402.

         Since June 1999, the Company has contributed approximately $23,800 to DBL, in the form of cash and loans. These funds were used by DBL to make an equity contribution to DBL-ABC, Inc., which committed to purchase a limited partnership interest representing a 12.5% interest in G2 Opportunity Fund, LP ("G2"). G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments and is managed and controlled by an entity that is owned equally by Goff-Moore Strategic Partners, LP ("GMSP") and GMACCM. The day-to-day operations of G2 are managed jointly by an affiliate of GMACCM and a division of GMSP headquartered in Greenwich, Connecticut and overseen by Hugh Balloch, a principal of GMSP who is unrelated to the Company. The ownership structure of the entity that ultimately controls GMSP consists of 50% ownership by Darla Moore, who is married to Richard Rainwater, Chairman of the Board of Trust Managers of the Company, and 50% by John Goff. Mr. Rainwater is also a limited partner of GMSP. At June 30, 2002, DBL had an approximately $14,500 investment in G2 and had repaid in full the loans from the Company.

         In March 1999, DBL-CBO, Inc. acquired an aggregate of $6,000 in principal amount of Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a Cayman Island limited liability company. Juniper 1999-1 Class C-1 is the privately placed equity interest of a collateralized bond obligation. During the six months ended June 30, 2002, the Company recognized an impairment charge related to this investment of $5,200. As a result of this impairment charge, at June 30, 2002 this investment was valued at $0.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


COPI COLORADO, L. P.

         On February 14, 2002, the Company executed an agreement with COPI, pursuant to which COPI transferred to the Company, in lieu of foreclosure, COPI's 60% general partner interest in COPI Colorado which owns 10% of the voting stock in CRDI. As a result, the Company increased its ownership interest in CRDI from 90% to 96%. John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, owns a 2.0% voting interest in CRDI with a cost basis of $410, and the remaining 2.0% voting interest is owned by a third party.

LOANS TO EMPLOYEES AND TRUST MANAGERS OF THE COMPANY FOR EXERCISE OF STOCK OPTIONS AND UNIT OPTIONS

         As of June 30, 2002, the Company had approximately $36,600 of recourse loans outstanding (including approximately $4,100 loaned during the six months ended June 30, 2002) to certain employees and trust managers of the Company. The loans were made pursuant to the Company's stock incentive plans and unit incentive plans in accordance with agreements approved by the Board of Trust Managers and the Executive Compensation Committee of the Company. The proceeds of these loans were used by the employees and the trust managers to acquire common shares of the Company pursuant to the exercise of vested stock and unit options. According to the loan agreements, these loans may be repaid in full or in part at any time without premium or penalty. John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, had a loan representing $26,300 of the $36,600 total outstanding loans at June 30, 2002.

         Every month, Federal short-term, mid-term and long-term rates (Applicable Federal Rates) are determined and published by the IRS based upon average market yields of specified maturities. The loans granted during the six months ended June 30, 2002 were granted at the Applicable Federal Rate of 2.7%, which reflects a below prevailing market interest rate; therefore, the Company recorded $100 of compensation expense for the six months ended June 30, 2002. As of June 30, 2002, approximately $200 of current interest was outstanding related to these loans. No conditions exist at June 30, 2002 which would cause any of the loans to be in default.

         See "Note 17. Subsequent Events" for a description of amendments to the terms of these loans subsequent to June 30, 2002.

DEBT OFFERING

         On April 15, 2002, the Company completed a private offering of $375,000 in senior, unsecured notes due 2009, $50,000 of which were purchased by Richard
E. Rainwater, Chairman of the Board of Trust Managers of the Company, and his affiliates and family members (the "Rainwater Group"). The notes bear interest at 9.25% and were issued at 100% of issue price. The Company has agreed to register the notes issued to the Rainwater Group for resale. See "Note 8. Notes Payable and Borrowings under Fleet Facility" for additional information regarding the offering and the notes.

OTHER

         On June 28, 2002, the Company purchased and is holding for sale, the home of an executive officer of the Company for approximately $2,650 which approximates fair market value of the home. This purchase was part of the officer's relocation agreement with the Company.

16. COPI:

         In April 1997, the Company established a new Delaware corporation, COPI. All of the outstanding common stock of COPI, valued at $0.99 per share, was distributed in a spin-off, effective June 12, 1997, to those persons who were limited partners of the Operating Partnership or shareholders of the Company on May 30, 1997.

         COPI was formed to become a lessee and operator of various assets to be acquired by the Company and to perform the intercompany agreement between COPI and the Company, pursuant to which each party agreed to provide the other with rights to participate in certain transactions. The Company was not permitted to operate or lease these assets under the tax laws in effect and applicable to REITs at that time. In connection with the formation and capitalization of COPI, and the subsequent operations and investments of COPI since 1997, the Company made loans to COPI under a line of credit and various term loans.

         On January 1, 2001, The REIT Modernization Act became effective. This legislation allows the Company, through its subsidiaries, to operate or lease certain of its investments that had previously been operated or leased by COPI.

         On February 14, 2002, the Company executed an agreement (the "Agreement") with COPI, pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


Properties leased to subsidiaries of COPI, substantially all of COPI's voting interests in three of the Company's Residential Development Corporations and other assets. The Company agreed to assist and provide funding to COPI for the implementation of a prepackaged bankruptcy of COPI. In connection with the transfer, COPI's rent obligations to the Company were reduced by $23,600 and its debt obligations were reduced by $40,100. These amounts include $18,300 of value attributed to the lessee interests transferred by COPI to the Company; however, in conformity with GAAP, the Company assigned no value to these interests for financial reporting purposes.

         The Company holds the lessee interests in the eight Resort/Hotel Properties and the voting interests in the three Residential Development Corporations through three newly organized entities that are wholly owned taxable REIT subsidiaries of the Company. The Company has included these assets in its Resort/Hotel Segment and its Residential Development Segment, and fully consolidated the operations of the eight Resort/Hotel Properties and the three Residential Development Corporations, beginning on the date of the transfers of these assets.

         The Agreement provides that COPI and the Company will jointly seek to have a pre-packaged bankruptcy plan for COPI, reflecting the terms of the Agreement, approved by the bankruptcy court. Under the Agreement, the Company has agreed to provide approximately $14,000 to COPI in the form of cash and common shares of the Company to fund costs, claims and expenses relating to the bankruptcy and related transactions, and to provide for the distribution of the Company's common shares to the COPI stockholders. The Company estimates that the value of the common shares that will be issued to the COPI stockholders will be between approximately $5,000 to $8,000. The actual value of the common shares issued to the COPI stockholders will not be determined until the confirmation of COPI's bankruptcy plan and could vary substantially from the estimated amount.

         In addition, the Company has agreed to use commercially reasonable efforts to assist COPI in arranging COPI's repayment of its $15,000 obligation to Bank of America, together with any accrued interest. The Company expects to form and capitalize a new entity ("Crescent Spinco"), to be owned by the shareholders of the Company. Crescent Spinco then would purchase COPI's interest in AmeriCold Logistics for between $15,000 and $15,500. Crescent Operating has agreed that it will use the proceeds of the sale of the AmeriCold Logistics interest to repay Bank of America in full.

         COPI obtained the loan from Bank of America primarily to participate in investments with the Company. At the time COPI obtained the loan, Bank of America required, as a condition to making the loan, that Richard E. Rainwater, the Chairman of the Board of Trust Managers of the Company, and John C. Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, enter into a support agreement with COPI and Bank of America. Pursuant to the support agreement, Messrs. Rainwater and Goff agreed to make additional equity investments in COPI if COPI defaulted on payment obligations under its line of credit with Bank of America and if the net proceeds of an offering of COPI securities were insufficient to allow COPI to repay Bank of America in full. Effective December 31, 2001, the parties executed an amendment to the line of credit providing that any defaults existing under the line of credit on or before March 8, 2002 are temporarily cured unless and until a new default shall occur.

       Completion and effectiveness of the pre-packaged bankruptcy for COPI is contingent upon a number of conditions, including the vote of COPI's stockholders, the approval of the plan by certain of COPI's creditors and the approval of the bankruptcy court.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


17. SUBSEQUENT EVENTS

OFFICE PROPERTY DISPOSITION

         On August 1, 2002, the Company completed the sale of the 6225 North 24th Street Office Property in Phoenix, Arizona. The sale generated net proceeds of approximately $9,000 and a net gain of approximately $1,300. The proceeds from the sale of the 6225 North 24th Street Office Property were used to redeem Class A Units from GMACCM. This Office Property was wholly-owned by the Company and was included in the Company's Office Segment.

LOANS TO EMPLOYEES AND TRUST MANAGERS OF THE COMPANY FOR EXERCISE OF STOCK OPTIONS AND UNIT OPTIONS

         On July 29, 2002, the loans made pursuant to the Company's stock incentive plans and unit incentive plans were amended to extend the remaining terms of the loans until July 2012 and to stipulate that every three years the interest rate on the loans will be adjusted to the AFR applicable at that time for a three year loan. Additionally, the employees and trust managers have been given the option, at any time, to fix the interest rate for each of the loans to the AFR applicable at that time for a loan with a term equal to the remaining term of the loan. The Company estimates that the one-time compensation expense related to these amendments to the loans is approximately $1,800. Effective July 29, 2002, the Company will no longer make available to its employees and directors loans pursuant to the Company's stock and unit incentive plans.

                         REPORT OF INDEPENDENT AUDITORS



Board of Trust Managers and Shareholders
Crescent Real Estate Equities Company and subsidiaries

We have audited the accompanying consolidated balance sheets of Crescent Real Estate Equities Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedule listed in the index at
Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of AmeriCold Corporation, which statements reflect total assets constituting 7.44% and 6.78%, respectively, of consolidated assets as of December 31, 2001 and 2000. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to data included for AmeriCold Corporation, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Crescent Real Estate Equities Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                         /s/ ERNST & YOUNG LLP

Dallas, Texas,
September 1, 2002

INDEPENDENT AUDITORS' REPORT


To AmeriCold Corporation:

We have audited the accompanying consolidated balance sheets of AmeriCold Corporation (the "Company") as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2001 and 2000, and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia
February 19, 2002

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                                                         DECEMBER 31,
                                                                                ------------------------------
                                                                                    2001              2000
                                                                                ------------      ------------

ASSETS:
 Investments in real estate:
   Land                                                                         $    249,266      $    278,975
   Land held for investment or development                                            92,951           116,480
   Building and improvements                                                       2,938,669         3,163,129
   Furniture, fixtures and equipment                                                  72,247            60,420
   Properties held for disposition, net                                               64,694            62,597
   Less -  accumulated depreciation                                                 (637,904)         (555,491)
                                                                                ------------      ------------
             Net investment in real estate                                      $  2,779,923      $  3,126,110

   Cash and cash equivalents                                                    $     36,285      $     38,966
   Restricted cash and cash equivalents                                              115,531            94,568
   Accounts receivable, net                                                           28,654            42,200
   Deferred rent receivable                                                           66,362            82,775
   Investments in real estate mortgages and equity
       of unconsolidated companies                                                   838,317           845,317
   Notes receivable, net                                                             132,065           141,407
   Other assets, net                                                                 145,012           171,975
                                                                                ------------      ------------
               Total assets                                                     $  4,142,149      $  4,543,318
                                                                                ============      ============


LIABILITIES:
   Borrowings under credit facility                                             $    283,000      $    553,452
   Notes payable                                                                   1,931,094         1,718,443
   Accounts payable, accrued expenses and other liabilities                          220,068           202,591
                                                                                ------------      ------------
              Total liabilities                                                 $  2,434,162      $  2,474,486
                                                                                ------------      ------------

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
  Operating partnership, 6,594,521 and 6,995,823 units,
       respectively                                                             $     69,910      $    100,586
  Investment in joint ventures                                                       232,137           236,919
                                                                                ------------      ------------
              Total minority interests                                          $    302,047      $    337,505
                                                                                ------------      ------------

SHAREHOLDERS' EQUITY:
  Preferred shares, $.01 par value, authorized 100,000,000 shares:
   6 3/4% Series A Convertible Cumulative Preferred Shares,
      liquidation preference $25.00 per share, 8,000,000 shares
      issued and outstanding at December 31, 2001 and 2000                      $    200,000      $    200,000
  Common shares, $.01 par value, authorized 250,000,000 shares,
      123,396,017, and 121,818,653 shares issued and outstanding
      at December 31, 2001 and 2000, respectively                                      1,227             1,211
   Additional paid-in capital                                                      2,234,360         2,221,531
   Retained deficit                                                                 (638,435)         (402,337)
   Accumulated other comprehensive income                                            (31,484)           (6,734)
                                                                                ------------      ------------
                                                                                $  1,765,668      $  2,013,671
   Less - shares held in treasury, at cost, 18,770,418 and 14,468,623
      common shares at December 31, 2001 and 2000, respectively                     (359,728)         (282,344)
                                                                                ------------      ------------
              Total shareholders' equity                                        $  1,405,940      $  1,731,327
                                                                                ------------      ------------

              Total liabilities and shareholders' equity                        $  4,142,149      $  4,543,318
                                                                                ============      ============

   The accompanying notes are an integral part of these financial statements.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                                 ------------------------------------------------
                                                                                     2001              2000              1999
                                                                                 ------------      ------------      ------------

REVENUES:
   Office properties                                                             $    606,053      $    601,492      $    609,843
   Resort/Hotel properties                                                             45,748            72,114            65,237
   Interest and other income                                                           40,190            40,251            66,549
                                                                                 ------------      ------------      ------------
          Total revenues                                                         $    691,991      $    713,857      $    741,629
                                                                                 ------------      ------------      ------------

EXPENSES:
   Real estate taxes                                                             $     83,756      $     83,138      $     83,683
   Repairs and maintenance                                                             39,247            39,024            44,024
   Other rental property operating                                                    138,130           125,637           127,126
   Corporate general and administrative                                                24,249            24,073            16,274
   Interest expense                                                                   182,410           203,197           192,033
   Amortization of deferred financing costs                                             9,327             9,497            10,283
   Depreciation and amortization                                                      124,870           122,517           130,323
   Settlement of merger dispute                                                            --                --            15,000
   Impairment and other charges related to the
      real estate assets                                                               25,332            17,874           178,838
   Impairment and other charges related
      to COPI                                                                          92,782                --                --
                                                                                 ------------      ------------      ------------
          Total expenses                                                         $    720,103      $    624,957      $    797,584
                                                                                 ------------      ------------      ------------
         Operating (loss) income                                                 $    (28,112)     $     88,900      $    (55,955)

OTHER INCOME AND EXPENSE:
   Equity in net income of unconsolidated
    companies:
         Office properties                                                              6,124             3,164             5,265
         Residential development properties                                            41,014            53,470            42,871
         Temperature-controlled logistics properties                                    1,136             7,432            15,039
         Other                                                                          2,957            11,645             5,122
                                                                                 ------------      ------------      ------------
  Total equity in net income of unconsolidated companies                         $     51,231      $     75,711      $     68,297

  Gain on property sales, net                                                           4,425           137,457                --
                                                                                 ------------      ------------      ------------
         Total other income and expense                                          $     55,656      $    213,168      $     68,297
                                                                                 ------------      ------------      ------------

INCOME BEFORE MINORITY INTERESTS,
 EXTRAORDINARY ITEM AND DISCONTINUED OPERATIONS                                  $     27,544      $    302,068      $     12,342
   Minority interests                                                                 (21,429)          (50,890)           (2,236)
                                                                                 ------------      ------------      ------------

INCOME BEFORE EXTRAORDINARY ITEM AND DISCONTINUED
 OPERATIONS                                                                      $      6,115      $    251,178      $     10,106
   Extraordinary item - extinguishment of debt                                        (10,802)           (3,928)               --
   Discontinued operations- income on assets sold and held for sale                        28               872               853
                                                                                 ------------      ------------      ------------

NET (LOSS) INCOME                                                                $     (4,659)     $    248,122      $     10,959

  6 3/4% Series A Preferred Share distributions                                       (13,501)          (13,500)          (13,500)
  Share repurchase agreement return                                                        --            (2,906)             (583)
  Forward share purchase agreement return                                                  --                --            (4,317)
                                                                                 ------------      ------------      ------------

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS                               $    (18,160)     $    231,716      $     (7,441)
                                                                                 ============      ============      ============

BASIC EARNINGS PER SHARE DATA:
   Net (loss) income before extraordinary item and discontinued operations       $      (0.07)     $       2.07      $      (0.07)
   Extraordinary item - extinguishment of debt                                          (0.10)            (0.03)               --
   Discontinued operations - income on assets sold and held for sale                       --              0.01              0.01
                                                                                 ------------      ------------      ------------

   Net (loss) income - basic                                                     $      (0.17)     $       2.05      $      (0.06)
                                                                                 ============      ============      ============

DILUTED EARNINGS PER SHARE DATA:
   Net (loss) income before extraordinary item and discontinued operations       $      (0.07)     $       2.04      $      (0.07)
   Extraordinary item - extinguishment of debt                                          (0.10)            (0.03)               --
   Discontinued operations - income on assets sold and held for sale                       --              0.01              0.01
                                                                                 ------------      ------------      ------------

   Net (loss) income - diluted                                                   $      (0.17)     $       2.02      $      (0.06)
                                                                                 ============      ============      ============



   The accompanying notes are an integral part of these financial statements.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                             CONSOLIDATED STATEMENTS
                             OF SHAREHOLDERS' EQUITY
                             (dollars in thousands)



                                                                  Preferred Shares                Treasury Shares
                                                           ----------------------------    -----------------------------
                                                              Shares        Net Value         Shares         Par Value
                                                           ------------    ------------    ------------     ------------
SHAREHOLDERS' EQUITY, December 31,1998                        8,000,000    $    200,000              --     $         --

Issuance of Common Shares                                            --              --              --               --

Exercise of Common Share Options                                     --              --              --               --

Cancellation of Restricted Shares                                    --              --              --               --

Amortization of Deferred Compensation                                --              --              --               --

Issuance of Common Shares in Exchange for Operating
   Partnership Units                                                 --              --              --               --

Preferred Share Conversion Adjustment                                --              --              --               --

Forward Share Purchase Agreement                                     --              --              --               --

Settlement of Forward Share Purchase Agreement                       --              --              --               --

Dividends Paid                                                       --              --              --               --

Net Loss                                                             --              --              --               --

Unrealized Net Gain on Available-For-Sale Securities                 --              --              --               --

Unrealized Net Gain on Cash Flow Hedges                              --              --              --               --
                                                           ------------    ------------    ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 1999                       8,000,000    $    200,000              --     $         --

Issuance of Common Shares                                            --              --              --               --

Exercise of Common Share Options                                     --              --              --               --

Preferred Equity Issuance Cost                                       --              --              --               --

Issuance of Shares in Exchange for Operating
   Partnership Units                                                 --              --              --               --

Share Repurchases                                                    --              --       8,700,030         (180,723)

Share Repurchase Agreement                                           --              --       5,788,879         (101,976)

Retirement of Treasury Shares                                        --              --         (20,286)             355

Retirement of Restricted Shares                                      --              --              --               --

Dividends Paid                                                       --              --              --               --

Net Income                                                           --              --              --               --

Unrealized Net Loss on
   Available-for-Sale Securities                                     --              --              --               --

Unrealized Net Loss on Cash Flow Hedges                              --              --              --               --
                                                           ------------    ------------    ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2000                       8,000,000    $    200,000      14,468,623     $   (282,344)

Issuance of Common Shares                                            --              --              --               --

Exercise of Common Share Options                                     --              --              --               --

Issuance of Shares in Exchange for Operating
   Partnership Units                                                 --              --              --               --

Share Repurchases                                                    --              --       4,301,795          (77,384)

Dividends Paid                                                       --              --              --               --

Net Loss                                                             --              --              --               --

Sale of/Unrealized Gain on Marketable Securities                     --              --              --               --

Unrealized Net Loss on Cash Flow Hedges                              --              --              --               --
                                                           ------------    ------------    ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2001                       8,000,000    $    200,000      18,770,418     $   (359,728)
                                                           ============    ============    ============     ============

                                                                                                               Deferred
                                                                  Common Shares               Additional     Compensation
                                                           -----------------------------       Paid-in       on Restricted
                                                              Shares         Par Value         Capital           Shares
                                                           ------------     ------------     ------------    -------------
SHAREHOLDERS' EQUITY, December 31,1998                      124,555,447     $      1,245     $  2,336,621     $        (88)

Issuance of Common Shares                                       168,140                1            3,850               --

Exercise of Common Share Options                              2,899,960               24           32,610               --

Cancellation of Restricted Shares                                  (216)              --               (6)               6

Amortization of Deferred Compensation                                --               --               --               41

Issuance of Common Shares in Exchange for Operating
   Partnership Units                                            453,828                4            1,935               --

Preferred Share Conversion Adjustment                            12,356               --               --               --

Forward Share Purchase Agreement                                747,598                7               --               --

Settlement of Forward Share Purchase Agreement               (7,299,760)             (73)        (145,330)              --

Dividends Paid                                                       --               --               --               --

Net Loss                                                             --               --               --               --

Unrealized Net Gain on Available-For-Sale Securities                 --               --               --               --

Unrealized Net Gain on Cash Flow Hedges                              --               --               --               --
                                                           ------------     ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 1999                     121,537,353     $      1,208     $  2,229,680     $        (41)

Issuance of Common Shares                                         5,762               --              114               --

Exercise of Common Share Options                                208,700                2            1,490               --

Preferred Equity Issuance Cost                                       --               --          (10,006)              --

Issuance of Shares in Exchange for Operating
   Partnership Units                                             87,124                1              608               --

Share Repurchases                                                    --               --               --               --

Share Repurchase Agreement                                           --               --               --               --

Retirement of Treasury Shares                                   (20,286)              --             (355)              --

Retirement of Restricted Shares                                      --               --               --               41

Dividends Paid                                                       --               --               --               --

Net Income                                                           --               --               --               --

Unrealized Net Loss on
   Available-for-Sale Securities                                     --               --               --               --

Unrealized Net Loss on Cash Flow Hedges                              --               --               --               --
                                                           ------------     ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2000                     121,818,653     $      1,211     $  2,221,531     $         --

Issuance of Common Shares                                         6,610                1              148               --

Exercise of Common Share Options                                768,150                7            9,832               --

Issuance of Shares in Exchange for Operating
   Partnership Units                                            802,604                8            2,849               --

Share Repurchases                                                    --               --               --               --

Dividends Paid                                                       --               --               --               --

Net Loss                                                             --               --               --               --

Sale of/Unrealized Gain on Marketable Securities                     --               --               --               --

Unrealized Net Loss on Cash Flow Hedges                              --               --               --               --
                                                           ------------     ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2001                     123,396,017     $      1,227     $  2,234,360     $         --
                                                           ============     ============     ============     ============

                                                                             Accumulated
                                                            Retained           Other
                                                            Earnings        Comprehensive
                                                            (Deficit)          Income           Total
                                                           ------------     -------------    ------------
SHAREHOLDERS' EQUITY, December 31,1998                     $   (110,196)    $     (5,037)    $  2,422,545

Issuance of Common Shares                                            --               --            3,851

Exercise of Common Share Options                                     --               --           32,634

Cancellation of Restricted Shares                                    --               --               --

Amortization of Deferred Compensation                                --               --               41

Issuance of Common Shares in Exchange for Operating
   Partnership Units                                                 --               --            1,939

Preferred Share Conversion Adjustment                                --               --               --

Forward Share Purchase Agreement                                     --               --                7

Settlement of Forward Share Purchase Agreement                   (3,981)              --         (149,384)

Dividends Paid                                                 (269,814)              --         (269,814)

Net Loss                                                         (2,541)              --           (2,541)

Unrealized Net Gain on Available-For-Sale Securities                 --           17,216           17,216

Unrealized Net Gain on Cash Flow Hedges                              --              280              280
                                                           ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 1999                    $   (386,532)    $     12,459     $  2,056,774

Issuance of Common Shares                                            --               --              114

Exercise of Common Share Options                                     --               --            1,492

Preferred Equity Issuance Cost                                       --               --          (10,006)

Issuance of Shares in Exchange for Operating
   Partnership Units                                                 --               --              609

Share Repurchases                                                    --               --         (180,723)

Share Repurchase Agreement                                           --               --         (101,976)

Retirement of Treasury Shares                                        --               --               --

Retirement of Restricted Shares                                      --               --               41

Dividends Paid                                                 (250,427)              --         (250,427)

Net Income                                                      234,622               --          234,622

Unrealized Net Loss on
   Available-for-Sale Securities                                     --           (7,584)          (7,584)

Unrealized Net Loss on Cash Flow Hedges                              --          (11,609)         (11,609)
                                                           ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2000                    $   (402,337)    $     (6,734)    $  1,731,327

Issuance of Common Shares                                            --               --              149

Exercise of Common Share Options                                     --               --            9,839

Issuance of Shares in Exchange for Operating
   Partnership Units                                                 --               --            2,857

Share Repurchases                                                    --               --          (77,384)

Dividends Paid                                                 (217,938)              --         (217,938)

Net Loss                                                        (18,160)              --          (18,160)

Sale of/Unrealized Gain on Marketable Securities                     --           (7,522)          (7,522)

Unrealized Net Loss on Cash Flow Hedges                              --          (17,228)         (17,228)
                                                           ------------     ------------     ------------

SHAREHOLDERS' EQUITY, December 31, 2001                    $   (638,435)    $    (31,484)    $  1,405,940
                                                           ============     ============     ============


   The accompanying notes are an integral part of these financial statements.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)



                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                           2001              2000              1999
                                                                       ------------      ------------      ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                                                      $     (4,659)     $    248,122      $     10,959
Adjustments to reconcile net (loss) income to
  net cash provided by operating activities:
      Depreciation and amortization                                         134,197           132,014           140,606
      Extraordinary item - extinguishment of debt                            10,802             3,928                --
      Impairment and other charges related to real estate assets             25,332            17,874           120,573
      Impairment and other charges related to COPI                           92,782                --                --
      Increase in COPI hotel accounts receivable                            (20,458)               --                --
      Gain on property sales, net                                            (4,425)         (137,457)               --
      Minority interests                                                     21,429            50,890             2,236
      Discontinued operations                                                 1,287             1,434             1,482
      Non cash compensation                                                     149               114               118
      Distributions received in excess of earnings from
        unconsolidated companies:
         Office properties                                                       --             1,589             3,757
         Residential development properties                                   3,392                --                --
         Temperature-controlled logistics                                    10,392             2,308            25,404
         Other                                                                   90                --             1,128
      Equity in earnings in excess of distributions received from unconsolidated companies:
         Office properties                                                     (476)               --                --
         Residential development properties                                      --            (6,878)           (7,808)
         Other                                                                   --            (3,763)               --
      Decrease (increase) in accounts receivable                                845            (4,996)           (4,474)
      Decrease (increase) in deferred rent receivable                         3,744            (8,504)             (636)
      (Increase) decrease in other assets                                   (22,301)          (19,672)           30,857
      Increase in restricted cash and cash equivalents                      (18,759)          (12,570)           (9,682)
      (Increase) decrease in accounts payable, accrued
        expenses and other liabilities                                      (20,550)           11,282            21,540
                                                                       ------------      ------------      ------------
         Net cash provided by operating activities                     $    212,813      $    275,715      $    336,060
                                                                       ------------      ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Acquisition of land held for investment or development                     --           (22,021)             (500)
      Proceeds from property sales                                          200,389           627,775                --
      Proceeds from joint venture transactions                              129,651                --                --
      Proceeds from sale of marketable securities                           107,940                --                --
      Development of investment properties                                  (23,723)          (41,938)          (27,781)
      Capital expenditures - rental properties                              (46,427)          (26,559)          (20,254)
      Tenant improvement and leasing costs - rental properties              (51,810)          (68,461)          (58,462)
      (Increase) decrease in restricted cash and cash equivalents            (2,204)            5,941           (31,416)
      Return of investment in unconsolidated companies:
         Office properties                                                      349            12,359                --
         Residential development properties                                  19,251            61,641            78,542
         Other                                                               12,359             1,858                --
      Investment in unconsolidated companies:
         Office properties                                                  (16,360)               --              (262)
         Residential development properties                                 (89,000)          (91,377)          (52,514)
         Temperature-controlled logistics                                   (10,784)          (17,100)          (40,791)
         Other                                                               (8,418)           (3,947)         (104,805)
      (Increase) decrease in notes receivable                               (11,219)           (9,865)           52,432

                                                                       ------------      ------------      ------------
         Net cash provided by (used in) investing activities           $    209,994      $    428,306      $   (205,811)
                                                                       ------------      ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Debt financing costs                                                  (16,061)          (18,628)          (16,665)
      Settlement of Forward Share Purchase Agreement                             --                --          (149,384)
      Borrowings under Fleet Boston Credit Facility                              --                --            51,920
      Payments under Fleet Boston Credit Facility                                --          (510,000)         (201,920)
      Borrowings under UBS Facility                                         105,000         1,017,819                --
      Payments under UBS Facility                                          (658,452)         (464,367)               --
      Borrowings under Fleet Facility                                       618,000                --                --
      Payments under Fleet Facility                                        (335,000)               --                --
      Notes payable proceeds                                                393,336                --           929,700
      Notes payable payments                                               (180,685)         (370,486)         (498,927)
      Capital proceeds - joint venture preferred equity partner                  --           275,000                --
      Preferred equity issuance costs                                            --           (10,006)               --
      Capital distributions - joint venture preferred equity
         partner                                                            (19,897)          (72,297)               --
      Capital distributions - joint venture partner                          (5,557)          (10,312)           (3,190)
      Proceeds from exercise of share options                                 9,839             1,492            32,634
      Treasury share repurchases                                            (77,384)         (281,462)               --
      6 3/4% Series A Preferred Share distributions                         (13,501)          (13,500)          (13,500)
      Dividends and unitholder distributions                               (245,126)         (281,234)         (298,283)
                                                                       ------------      ------------      ------------
         Net cash used in financing activities                         $   (425,488)     $   (737,981)     $   (167,615)
                                                                       ------------      ------------      ------------

DECREASE IN CASH AND CASH EQUIVALENTS                                  $     (2,681)     $    (33,960)     $    (37,366)
CASH AND CASH EQUIVALENTS,
      Beginning of period                                                    38,966            72,926           110,292
                                                                       ------------      ------------      ------------

      End of period                                                    $     36,285      $     38,966      $     72,926
                                                                       ============      ============      ============


   The accompanying notes are an integral part of these financial statements.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1. ORGANIZATION AND BASIS OF PRESENTATION:

ORGANIZATION

         Crescent Real Estate Equities Company ("Crescent Equities") operates as a real estate investment trust for federal income tax purposes (a "REIT"), and, together with its subsidiaries, provides management, leasing and development services for some of its properties.

         The term "Company" includes, unless the context otherwise indicates, Crescent Equities, a Texas REIT, and all of its direct and indirect subsidiaries.

         The direct and indirect subsidiaries of Crescent Equities at December 31, 2001, included:

                  o CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP The "Operating Partnership."

                  o        CRESCENT REAL ESTATE EQUITIES, LTD.
                           The "General Partner" of the Operating Partnership.

                  o SUBSIDIARIES OF THE OPERATING PARTNERSHIP AND THE GENERAL PARTNER

         Crescent Equities conducts all of its business through the Operating Partnership and its other subsidiaries. The Company is structured to facilitate and maintain the qualification of Crescent Equities as a REIT.

         The following table shows the subsidiaries of the Company that owned or had an interest in Properties (as defined below) as of December 31, 2001:

Operating Partnership:(1)  The Avallon IV, Bank One Center, Bank One Tower,
                           Datran Center (two Office Properties), Four Westlake Park, Houston Center (three Office Properties), The Park Shops at Houston Center, The Woodlands Office Properties (eight Office Properties) and 301 Congress Avenue

Crescent Real Estate       The Aberdeen, The Avallon I, II & III, Carter Burgess
Funding I, L.P.:           Plaza, The Citadel, The Crescent Atrium, The Crescent
("Funding I")              Office Towers, Regency Plaza One, Waterside Commons
                           and 125 E. John Carpenter Freeway

Crescent Real Estate       Albuquerque Plaza, Barton Oaks Plaza One, Briargate
Funding II, L.P.:          Office and Research Center, Hyatt Regency
("Funding II")             Albuquerque, Park Hyatt Beaver Creek Resort and Spa,
                           Las Colinas Plaza, Liberty Plaza I & II, MacArthur
                           Center I & II, Ptarmigan Place, Stanford Corporate
                           Centre, Two Renaissance Square and 12404 Park Central

Crescent Real Estate       Greenway Plaza Office Properties (ten Office
Funding III, IV and V,     Properties) and Renaissance Houston Hotel
L.P.: ("Funding III,
IV and V")(2)

Crescent Real Estate       Canyon Ranch - Lenox
Funding VI, L.P.:
("Funding VI")

Crescent Real Estate       10 behavioral healthcare properties
Funding VII, L.P.:
("Funding VII")

Crescent Real Estate       The Addison, Addison Tower, Austin Centre, The
Funding VIII, L.P.:        Avallon V, Canyon Ranch - Tucson, Cedar Springs
("Funding VIII")           Plaza, Frost Bank Plaza, Greenway I & IA (two Office
                           Properties), Greenway II, Omni Austin Hotel,
                           Palisades Central I, Palisades Central II, Sonoma
                           Mission Inn & Spa, Stemmons Place, Three Westlake
                           Park, Trammell Crow Center, 3333 Lee Parkway, Ventana
                           Inn & Spa, 1800 West Loop South and 5050 Quorum

Crescent Real Estate       Chancellor Park, Denver Marriott City Center, MCI
Funding IX, L.P.:          Tower, Miami Center, Reverchon Plaza, 44 Cook Street,
("Funding IX") (3)         55 Madison and 6225 N. 24th Street

Crescent Real Estate       Fountain Place and Post Oak Central (three Office
Funding X, L.P.            Properties)
("Funding X")

Crescent Spectrum          Spectrum Center
Center, L.P. (4):

----------

(1) The Operating Partnership has a 50% interest in Bank One Center, a 20% interest in Bank One Tower and a 20% interest in Four Westlake Park. See "Note 4. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" for a description of the ownership structure of these Properties.

(2) Funding III owns nine of the 10 Office Properties in the Greenway Plaza Office portfolio and the Renaissance Houston Hotel; Funding IV owns the central heated and chilled water plant building located at Greenway Plaza; and Funding V owns Coastal Tower, the remaining Office Property in the Greenway Plaza Office portfolio.

(3) Funding IX holds its interests in Chancellor Park and Miami Center through its 100% membership interests in the owners of the Properties, Crescent Chancellor Park, LLC and Crescent Miami Center, LLC.

(4) Crescent Spectrum Center, L.P. holds its interest in Spectrum Center through its ownership of the underlying land and notes and a mortgage on the Property.

         As of December 31, 2001, Crescent SH IX, Inc. ("SH IX"), a subsidiary of the Company, owned 14,468,603 common shares of beneficial interest in Crescent Equities.

         See "Note 6. Notes Payable and Borrowings under Fleet Facility" for a list of certain other subsidiaries of the Company, all of which are consolidated in the Company's financial statements and were formed primarily for the purpose of obtaining secured debt or joint venture financing.

         See "Note 4. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies" for a table that lists the Company's ownership in significant unconsolidated subsidiaries and equity investments as of December 31, 2001, including the four Office Properties in which the Company owned an interest through these unconsolidated subsidiaries and equity investments and the Company's ownership interests in the Residential Development Segment and the Temperature-Controlled Logistics Segment.

SEGMENTS

         As of December 31, 2001, the Company's assets and operations were composed of four major investment segments:

         o        Office Segment;

         o        Resort/Hotel Segment;

         o        Residential Development Segment; and

         o        Temperature-Controlled Logistics Segment.

         Within these segments, the Company owned or had an interest in the following real estate assets (the "Properties") as of December 31, 2001:

         o OFFICE SEGMENT consisted of 74 office properties (collectively referred to as the "Office Properties") located in 26 metropolitan submarkets in six states, with an aggregate of approximately 28.0 million net rentable square feet.

         o RESORT/HOTEL SEGMENT consisted of five luxury and destination fitness resorts and spas with a total of 1,028 rooms/guest nights and four upscale business-class hotel properties with a total of 1,769 rooms (collectively referred to as the "Resort/Hotel Properties").

         o RESIDENTIAL DEVELOPMENT SEGMENT consisted of the Company's ownership of real estate mortgages and non-voting common stock representing interests ranging from 90% to 95% in five unconsolidated residential development corporations (collectively referred to as the "Residential Development Corporations"), which in turn, through joint venture or partnership arrangements, owned 21 upscale residential development properties (collectively referred to as the "Residential Development Properties").

         o TEMPERATURE-CONTROLLED LOGISTICS SEGMENT consisted of the Company's 40% interest in a general partnership (the "Temperature-Controlled Logistics Partnership"), which owns all of the common stock, representing substantially all of the economic interest, of AmeriCold Corporation (the "Temperature-Controlled Logistics Corporation"), a REIT, which, as of December 31, 2001, directly or indirectly owned 89 temperature-controlled logistics properties (collectively referred to as the "Temperature-Controlled Logistics Properties") with an aggregate of approximately 445.2 million cubic feet (17.7 million square feet) of warehouse space.


         On February 14, 2002, the Company executed an agreement with Crescent Operating, Inc. ("COPI"), pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties leased to subsidiaries of COPI and, pursuant to a strict foreclosure, COPI's voting common stock in three of the Company's Residential Development Corporations. See "Note 22. Subsequent Events" for additional information regarding the Company's agreement with COPI.


         For purposes of investor communications, the Company classifies its luxury and destination fitness resorts and spas and upscale Residential Development Properties as a single group referred to as the "Resort and Residential Development Sector" due to their similar targeted customer characteristics. This group does not contain the four upscale business-class hotel properties. Additionally, for investor communications, the Company classifies its Temperature-Controlled Logistics Properties and its upscale business-class hotel properties as the "Investment Sector." However, for purposes of segment reporting as defined in Statement of Financial Accounting Standard ("SFAS") No. 131, "Disclosures About Segments of an Enterprise and Related Information" and this Annual Report on Form 10-K, the Resort/Hotel Properties, including the upscale business-class hotel properties, the Residential Development Properties and the Temperature-Controlled Logistics Properties are considered three separate reportable segments.

         See "Note 3. Segment Reporting" for a table showing total revenues, funds from operations, and equity in net income of unconsolidated companies for each of these investment segments for the years ended December 31, 2001, 2000 and 1999 and identifiable assets for each of these investment segments at December 31, 2001 and 2000.

BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company include all direct and indirect subsidiary entities. The equity interests in those direct and indirect subsidiaries the Company does not own are reflected as minority interests. All significant intercompany balances and transactions have been eliminated.


         Certain amounts in prior year financial statements have been reclassified and restated to conform with current year presentation. See "Note
2. Summary of Significant Accounting Policies - New Accounting Pronouncements" for a description of the reclassified items.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NET INVESTMENTS IN REAL ESTATE

         Real estate is carried at cost, net of accumulated depreciation. Betterments, major renovations, and certain costs directly related to the acquisition, improvements and leasing of real estate are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, as follows:

     Buildings and Improvements                    5 to 40 years

     Tenant Improvements                           Terms of leases
     Furniture, Fixtures and Equipment             3 to 5 years

         An impairment loss is recognized on a property by property basis on Properties classified as held for use, when expected undiscounted cash flows are less than the carrying value of the Property. In cases where the Company does not expect to recover its carrying costs on a Property, the Company reduces its carrying costs to fair value, and for Properties held for disposition, the Company reduces its carrying costs to the fair value less costs to sell. See "Note 17. Dispositions" for a description of impairment losses recognized during 2001, 2000 and 1999.

         Depreciation expense is not recognized on Properties classified as held for disposition.

CONCENTRATION OF REAL ESTATE INVESTMENTS

         The Company's Office Properties are located primarily in the Dallas/Fort Worth and Houston, Texas metropolitan areas. As of December 31, 2001, the Company's Office Properties in Dallas/Fort Worth and Houston represented an aggregate of approximately 77% of its office portfolio based on total net rentable square feet. The Dallas/Fort Worth Office Properties accounted for approximately 41% of that amount and the Houston Office Properties accounted for the remaining 36%. As a result of the geographic concentration, the operations of the Company could be adversely affected by a recession or general economic downturn in the areas where these Properties are located.

CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with an original maturity of 90 days or less to be cash and cash equivalents.

RESTRICTED CASH AND CASH EQUIVALENTS

         Restricted cash includes escrows established pursuant to certain mortgage financing arrangements for real estate taxes, insurance, security deposits, ground lease expenditures, capital expenditures and monthly interest carrying costs paid in arrears and capital requirements related to cash flow hedges.

OTHER ASSETS

         Other assets consist principally of leasing costs, deferred financing costs and marketable securities. Leasing costs are amortized on a straight-line basis during the terms of the respective leases, and unamortized leasing costs are written off upon early termination of lease agreements. Deferred financing costs are amortized on a straight-line basis (when it approximates the effective interest method) over the terms of the respective loans. The effective interest method is used to amortize deferred financing costs on loans where the straight-line basis does not approximate the effective interest method, over the terms of the respective loans. Marketable securities are considered available-for-sale and are marked to market value on a monthly basis. The corresponding unrealized gains and losses are included in accumulated other comprehensive income. When a decline in the fair value of marketable securities is determined to be other than temporary, the cost basis is written down to fair value and the amount of the write-down is included in earnings for the applicable period. A decline in the fair value of a marketable security is deemed nontemporary if its cost basis has exceeded its fair value for a period of six to nine months.

DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate debt ratio. As of December 31, 2001, the Company has entered into three cash flow hedge agreements which are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities."

         Under SFAS No. 133, the Company's cash flow hedges are used to mitigate the variability of cash flows. On a monthly basis, the cash flow hedge is marked to fair value through comprehensive income and the cash flow hedge's gain or loss is reported in earnings when the interest on the underlying debt affects earnings. Any ineffective portion of the hedges is reported in earnings immediately.

         In connection with the debt refinancing in May 2001, the Company entered into a LIBOR interest rate cap, and simultaneously sold a LIBOR interest rate cap with the same terms. These instruments do not qualify as hedges and changes to their respective fair values are charged to earnings monthly.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values of cash and cash equivalents and short-term investments are reasonable estimates of their fair values because of the short maturities of these instruments. The fair value of notes receivable, which approximates carrying value, is estimated based on year-end interest rates for receivables of comparable maturity. Notes payable and borrowings under the Company's prior line of credit with UBS (the "UBS Facility") and the Company's line of credit (the "Fleet Facility") have aggregate carrying values which approximate their estimated fair values based upon the current interest rates for debt with similar terms and remaining maturities, without considering the adequacy of the underlying collateral. Disclosure about fair value of financial instruments is based on pertinent information available to management as of December 31, 2001 and 2000.

REVENUE RECOGNITION

         OFFICE PROPERTIES The Company, as a lessor, has retained substantially all of the risks and benefits of ownership of the Office Properties and accounts for its leases as operating leases. Income on leases, which includes scheduled increases in rental rates during the lease term and/or abated rent payments for various periods following the tenant's lease commencement date, is recognized on a straight-line basis. Deferred rent receivable represents the excess of rental revenue recognized on a straight-line basis over cash received pursuant to the applicable lease provisions.

         RESORT/HOTEL PROPERTIES Prior to the enactment of the REIT Modernization Act, the Company's status as a REIT for federal income tax purposes prohibited it from operating the Resort/Hotel Properties. As of December 31, 2001, the Company had leased all of the Resort/Hotel Properties, except the Omni Austin Hotel, to subsidiaries of Crescent Operating, Inc. ("COPI") pursuant to eight separate leases. The Omni Austin Hotel had been leased under a separate lease to HCD Austin Corporation. During 2001 and 2000, the leases provided for the payment by the lessee of the Resort/Hotel Property of (i) base rent, with periodic rent increases if applicable, (ii) percentage rent based on a percentage of gross receipts or gross room revenues, as applicable, above a specified amount, and (iii) a percentage of gross food and beverage revenues above a specified amount for certain Resort/Hotel Properties. Base rental income under these leases was recognized on a straight-line basis over the terms of the respective leases. Contingent revenue was recognized when the thresholds upon which it is based had been met. On February 14, 2002, the Company executed an agreement with COPI, pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties previously leased to COPI.

         INVESTMENTS IN REAL ESTATE MORTGAGES AND EQUITY OF UNCONSOLIDATED COMPANIES Investments in which the Company does not have a controlling interest are accounted for under the equity method. See "Note 4. Investments in Real Estate Mortgages and Equity in Unconsolidated Companies" for a list of the unconsolidated entities and the Company's ownership of each.

         BEHAVIORAL HEALTHCARE PROPERTIES During 1999, Charter Behavioral Health Systems' ("CBHS") business was negatively affected by many factors, including adverse industry conditions, and CBHS failed to perform in accordance with its operating budget. As a result, in the third quarter of 1999, the Company began to recognize rent from CBHS on a cash basis, due to the uncertainty that CBHS would be able to fulfill its rental obligations under the lease.

INCOME TAXES

         A REIT will generally not be subject to federal income taxation on that portion of its income that qualifies as REIT taxable income to the extent that it distributes such taxable income to its shareholders and complies with certain requirements (including distribution of at least 90% of its REIT taxable income). As a REIT, the Company is allowed to reduce REIT taxable income by all or a portion of its distributions to shareholders. Because distributions have exceeded REIT taxable income, no federal income tax provision (benefit) has been reflected in the accompanying consolidated financial statements. State income taxes are not significant.

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

EARNINGS PER SHARE

         SFAS No.128 "Earnings Per Share" ("EPS") specifies the computation, presentation and disclosure requirements for earnings per share. Basic EPS excludes all dilution while Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares.

                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------------------
                                                            2001                                       2000
                                          ----------------------------------------    ----------------------------------------
                                            Income        Wtd. Avg.     Per Share                     Wtd. Avg.     Per Share
                                            (Loss)         Shares        Amount         Income         Shares        Amount
                                          -----------    -----------   -----------    -----------    -----------   -----------

BASIC EPS -
Net income
   before extraordinary item
   and discontinued operations            $     6,115        107,613                  $   251,178        113,524
6 3/4% Series A Preferred
   Share distributions                        (13,501)                                    (13,500)
Share repurchase agreement return                  --                                      (2,906)
Forward share purchase
   agreement return                                --                                          --
                                          -----------    -----------   -----------    -----------    -----------   -----------
Net (loss) income available to common
   shareholders before extraordinary
   item and discontinued operations       $    (7,386)       107,613   $     (0.07)   $   234,772        113,524   $      2.07
Extraordinary item -
   extinguishment of debt                     (10,802)                       (0.10)        (3,928)                       (0.03)
Discontinued operations                            28                           --            872                         0.01
                                          -----------    -----------   -----------    -----------    -----------   -----------
Net (loss) income available to
   common shareholders                    $   (18,160)       107,613   $     (0.17)   $   231,716        113,524   $      2.05
                                          ===========    ===========   ===========    ===========    ===========   ===========

DILUTED EPS -
Net (loss) income
   before extraordinary item
   and discontinued operations            $    (7,386)       107,613                  $   234,772        113,524
Effect of dilutive securities:
   Additional common shares
     obligation relating to:
     Share and unit options                        --          1,527                           --          1,197
     Forward share purchase
       agreement                                   --             --                           --             --
                                          -----------    -----------   -----------    -----------    -----------   -----------
Net (loss) income available to common
   shareholders before extraordinary
   item and discontinued operations       $    (7,386)       109,140   $     (0.07)   $   234,772        114,721   $      2.04
Extraordinary item -
   extinguishment of debt                     (10,802)                       (0.10)        (3,928)                       (0.03)
Discontinued operations                            28                           --            872                         0.01
                                          -----------    -----------   -----------    -----------    -----------   -----------
Net (loss) income available to
   common shareholders                    $   (18,160)       109,140   $     (0.17)   $   231,716        114,721   $      2.02
                                          ===========    ===========   ===========    ===========    ===========   ===========

                                               FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------
                                                            1999
                                          ----------------------------------------
                                            Income        Wtd. Avg.     Per Share
                                            (Loss)         Shares        Amount
                                          -----------    -----------   -----------

BASIC EPS -
Net income
   before extraordinary item
   and discontinued operations            $    10,106        122,876
6 3/4% Series A Preferred
   Share distributions                        (13,500)
Share repurchase agreement return                (583)
Forward share purchase
   agreement return                            (4,317)
                                          -----------    -----------   -----------
Net (loss) income available to common
   shareholders before extraordinary
   item and discontinued operations       $    (8,294)       122,876   $     (0.07)
Extraordinary item -
   extinguishment of debt                          --                           --
Discontinued operations                           853                         0.01
                                          -----------    -----------   -----------
Net (loss) income available to
   common shareholders                    $    (7,441)       122,876   $     (0.06)
                                          ===========    ===========   ===========

DILUTED EPS -
Net (loss) income
   before extraordinary item
   and discontinued operations            $    (8,294)       122,876
Effect of dilutive securities:
   Additional common shares
     obligation relating to:
     Share and unit options                        --          1,674
     Forward share purchase
       agreement                                   --            263
                                          -----------    -----------   -----------
Net (loss) income available to common
   shareholders before extraordinary
   item and discontinued operations       $    (8,294)       124,813   $     (0.07)
Extraordinary item -
   extinguishment of debt                          --                           --
Discontinued operations                           853                         0.01
                                          -----------    -----------   -----------
Net (loss) income available to
   common shareholders                    $    (7,441)       124,813   $     (0.06)
                                          ===========    ===========   ===========

         The effect of the conversion of the Series A Convertible Cumulative Preferred Shares is not included in the computation of Diluted EPS for the years ended December 31, 2001, 2000 and 1999, since the effect of their conversion is antidilutive.

SUPPLEMENTAL DISCLOSURE TO STATEMENTS OF CASH FLOWS

                                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                                                    ----------------------------------------
                                                                                       2001           2000           1999
                                                                                    ----------     ----------     ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid on debt                                                               $  174,584     $  202,478     $  188,475
Additional interest paid in conjunction with cash flow
   hedges                                                                               11,036          1,042            344
                                                                                    ----------     ----------     ----------
Total Interest Paid                                                                 $  185,620     $  203,520     $  188,819
                                                                                    ==========     ==========     ==========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
   FINANCING ACTIVITIES:
Conversion of Operating Partnership units to common shares with resulting reduction in minority interest and increases in common shares and additional
   paid-in capital                                                                  $    2,857     $      609     $    1,939
Issuance of Operating Partnership units in conjunction
    with settlement of an obligation                                                        --          2,125          1,786
Acquisition of partnership interests                                                        --             --          3,774
Sale of marketable securities                                                           (8,118)            --             --
Unrealized gain (loss) on available-for-sale securities                                    596         (7,584)        17,216
Forward Share Purchase Agreement Return                                                     --             --          4,317
Share Repurchase Agreement Return                                                           --          2,906            583
Impairment and other charges related to real estate
 assets                                                                                 25,332         17,874        178,838
Adjustment of cash flow hedge to fair value                                            (17,228)       (11,609)           280
Equity investment in a tenant in exchange
      for office space/other investment ventures                                            --          4,485             --
Acquisition of ownership of certain assets previously owned by
     Broadband Office, Inc.                                                              7,200             --             --
Impairment and other charges related to COPI                                            92,782             --             --
Additional compensation expense related to employee notes
     receivable                                                                            750             --             --

NEW ACCOUNTING PRONOUNCEMENTS

         In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations," which provides that all business combinations in the scope of the statement are to be accounted for under the purchase method. This statement is effective for all business combinations initiated after June 30, 2001, as well as all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001, or later. Since the Company currently accounts for its acquisitions under the purchase method, management does not believe that the adoption of this statement will have a material effect on its interim or annual financial statements.


          In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets" (effective January 1,
2002). SFAS No. 142 specifies that goodwill and certain other types of intangible assets may no longer be amortized, but instead are subject to periodic impairment testing. If an impairment charge is required, the charge is reported as a change in accounting principle and is included in operating results as a Cumulative Effect of a Change in Accounting Principle. SFAS No. 142 provides for a transitional period of up to 12 months. In prior periods, Crescent tested goodwill for impairment under the provisions SFAS No. 121, "Accounting for the Impairment of

Long-Lived Assets," under which an impairment loss is recognized when expected undiscounted future cash flows are less than the carrying value of the asset. For the year ended December 31, 2001, the expected future operating cash flows of the Temperature-Controlled Logistics Corporation on an undiscounted basis exceeded the carrying amounts of the properties and other long-lived assets, including goodwill. Accordingly, no impairment was recognized. Upon the adoption of SFAS 142, the Temperature-Controlled Logistics Corporation compared the fair value of the Temperature-Controlled Logistics Properties based on discounted cash flows to the carrying value of the Temperature-Controlled Logistics Properties and the related goodwill. Based on this test, the fair value did not exceed the carrying value of the assets and, accordingly, the goodwill was impaired. Any need for impairment must be assessed within the first six months and the amount of impairment must be determined within the next six months. Any additional impairment taken in subsequent interim periods during 2002 related to the initial adoption of this statement will require the first quarter financial statements to be restated. During the three months ended March 31, 2002, the Company recognized a goodwill impairment charge of approximately $10,500 due to the initial application of this statement. This charge was due to impairments (net of minority interests and taxes) of the goodwill at the Temperature-Controlled Logistics Corporation of $9,200 and one of the Residential Development Corporations of $1,300. This charge was reported as a change in accounting principle and was included in the Company's consolidated statements of operations as a "Cumulative Effect of a Change in Accounting Principle" for the three months ended March 31, 2002.


         In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for fiscal years beginning after June 15, 2002. The Company has determined that SFAS No. 143 will have no material effect on its interim and annual financial statements.


          In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," ("SFAS No. 144") which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that the results of operations, including any gains or losses recognized, be disclosed separately on the Company's consolidated statements of operations. The Company adopted SFAS No. 144 on January 1, 2002. From January 1, 2002 through June 30, 2002, the Company sold three Office Properties and classified two other office assets as held for sale. The Company also owns nine behavioral healthcare properties which are held for sale. In accordance with SFAS No. 144, the results of operations of these assets have been presented as "Discontinued Operations - Income on Assets Sold and Held for Sale" in the accompanying consolidated statements of operations. The carrying value of the assets held for sale have been reflected as "Properties Held for Disposition, Net" in the accompanying consolidated balance sheet as of December 31, 2001. As a result of the adoption, the Company has reclassified certain amounts in prior period financial statements to conform with the new presentation requirements.


3. SEGMENT REPORTING:

         The Company currently has four major investment segments: the Office Segment; the Resort/Hotel Segment; the Residential Development Segment; and the Temperature-Controlled Logistics Segment. Management organizes the segments within the Company based on property type for making operating decisions and assessing performance. Investment segments for SFAS No. 131 are determined on the same basis.

         The Company uses funds from operations ("FFO") as the measure of segment profit or loss. FFO, based on the revised definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), effective January 1, 2000, and as used in this document, means:

         o Net Income (Loss) - determined in accordance with generally accepted accounting principles ("GAAP");

                  o excluding gains (or losses) from sales of depreciable operating property;

                  o        excluding extraordinary items (as defined by GAAP);

                  o plus depreciation and amortization of real estate assets; and

                  o after adjustments for unconsolidated partnerships and joint ventures.


         NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. The Company considers FFO an appropriate measure of performance for an equity REIT, and for its investment segments. However FFO:

                  o does not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events that enter into the determination of net income);

                  o is not necessarily indicative of cash flow available to fund cash needs;

                  o should not be considered as an alternative to net income determined in accordance with GAAP as an indication of the Company's operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or the Company's ability to make distributions; and

                  o the Company's measure of FFO may not be comparable to similarly titled measures of other REITs because these REITs may apply the definition of FFO in a different manner than the Company.

         Selected financial information related to each segment for the years ended December 31, 2001, 2000 and 1999 is presented below.


                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------
                                                                    2001            2000            1999
                                                                 ----------      ----------      ----------
REVENUES:
    Office Segment(1)                                            $  606,053      $  601,492      $  609,843
    Resort/Hotel Segment                                             45,748          72,114          65,237
    Residential Development Segment                                      --              --              --
    Temperature-Controlled Logistics Segment                             --              --              --
    Corporate and Other(2)                                           40,190          40,251          66,549
                                                                 ----------      ----------      ----------
TOTAL REVENUE                                                    $  691,991      $  713,857      $  741,629
                                                                 ==========      ==========      ==========

FUNDS FROM OPERATIONS:
    Office Segment                                               $  358,349      $  361,574      $  367,830
    Resort/Hotel Segment                                             45,282          71,446          64,079
    Residential Development Segment                                  54,051          78,600          74,597
    Temperature-Controlled Logistics Segment                         23,806          33,563          37,439
    Corporate and other adjustments:
      Interest expense                                             (182,410)       (203,197)       (192,033)
      6 3/4% Series A Preferred Share distributions                 (13,501)        (13,500)        (13,500)
      Other(3)                                                        8,571          22,484          33,639
      Corporate general & administrative                            (24,249)        (24,073)        (16,274)
      Impairment and other charges related to COPI                  (92,782)             --              --
      Settlement of merger dispute                                       --              --         (15,000)
                                                                 ----------      ----------      ----------
    TOTAL FUNDS FROM OPERATIONS                                  $  177,117      $  326,897      $  340,777

ADJUSTMENTS TO RECONCILE FUNDS FROM OPERATIONS
    TO NET INCOME:
    Depreciation and amortization of real estate assets            (122,033)       (119,999)       (128,403)
    Gain on rental property sales, net                                2,835         136,880         (16,361)
    Impairment and other charges related to
      real estate assets                                            (21,705)        (17,874)       (136,435)
    Extraordinary item - extinguishment of debt                     (10,802)         (3,928)             --
    Adjustment for investments in real estate mortgages
      and equity of unconsolidated companies:
        Office Properties                                            (6,955)         (4,973)         (6,110)
        Residential Development Properties                          (13,037)        (25,130)        (31,725)
        Temperature-Controlled Logistics Properties                 (22,671)        (26,131)        (22,400)
        Other                                                          (144)             --            (611)
    Unitholder minority interests                                      (765)        (31,120)         (1,273)
    6 3/4% Series A Preferred Share distributions                    13,501          13,500          13,500
                                                                 ----------      ----------      ----------
NET (LOSS) INCOME                                                $   (4,659)     $  248,122      $   10,959
                                                                 ==========      ==========      ==========

EQUITY IN NET INCOME OF UNCONSOLIDATED
    COMPANIES:
      Office Properties                                          $    6,124      $    3,164      $    5,265
      Resort/Hotel Properties                                            --              --              --
      Residential Development Properties                             41,014          53,470          42,871
      Temperature-Controlled Logistics Properties                     1,136           7,432          15,039
      Other(3)                                                        2,957          11,645           5,122
                                                                 ----------      ----------      ----------
TOTAL EQUITY IN NET INCOME OF
    UNCONSOLIDATED COMPANIES                                     $   51,231      $   75,711      $   68,297
                                                                 ==========      ==========      ==========



                                                                  BALANCE AT DECEMBER 31,
                                                                 -------------------------
                                                                    2001           2000
                                                                 ----------     ----------
IDENTIFIABLE ASSETS:
    Office Segment                                               $2,727,939     $3,088,653
    Resort/Hotel Segment                                            442,724        468,286
    Residential Development Segment                                 371,535        305,187
    Temperature-Controlled Logistics Segment                        308,427        308,035
    Other(3)                                                        291,524        373,157
                                                                 ----------     ----------
TOTAL IDENTIFIABLE ASSETS                                        $4,142,149     $4,543,318
                                                                 ==========     ==========


----------

(1) Excludes financial information for the four Office Properties included in "Equity of Net Income of Unconsolidated Companies."

(2) For purposes of this Note, the behavioral healthcare properties' financial information has been included in this line item.

(3) Includes interest and other income, behavioral healthcare property income, preferred return paid to GMAC Commercial Mortgage Corporation ("GMACCM"), other unconsolidated companies, less depreciation and amortization of non-real estate assets and amortization of deferred financing costs.

         At December 31, 2001, COPI was the Company's largest lessee in terms of total revenues. COPI was the lessee of eight of the Resort/Hotel Properties for the year ended December 31, 2001. Total revenues recognized from COPI for the year ended December 31, 2001 were approximately 6% of the Company's total revenues. On February 14, 2002, the

Company executed an agreement with COPI, pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties previously leased to COPI.

         See "Note 4. Investments in Real Estate Mortgages and Equity of Unconsolidated Companies - Temperature-Controlled Logistics Properties" for a description of the sole lessee of the Temperature-Controlled Logistics Properties.

4. INVESTMENTS IN REAL ESTATE MORTGAGES AND EQUITY OF UNCONSOLIDATED COMPANIES:


         Investments in which the Company does not have a controlling interest are accounted for under the equity method. The following is a summary of the Company's ownership in significant joint ventures or equity investments:



                                                                                                 COMPANY'S OWNERSHIP
                     ENTITY                                  CLASSIFICATION                    AS OF DECEMBER 31, 2001
                     ------                                  --------------                    -----------------------
Desert Mountain Development Corporation(1)         Residential Development Corporation               95.0%(2)(3)
The Woodlands Land Company, Inc.(1)                Residential Development Corporation               95.0%(2)(4)
Crescent Resort Development, Inc.(1)               Residential Development Corporation               90.0%(2)(5)
Mira Vista Development Corp.                       Residential Development Corporation               94.0%(2)(6)
Houston Area Development Corp.                     Residential Development Corporation               94.0%(2)(7)
Temperature-Controlled Logistics Partnership        Temperature-Controlled Logistics                 40.0%(8)
The Woodlands Commercial
    Properties Company, L.P.                                     Office                              42.5%(9)(10)
Main Street Partners, L.P.                              Office (Bank One Center)                     50.0%(11)
Crescent 5 Houston Center, L.P.                         Office (5 Houston Center)                    25.0%(12)
Austin PT BK One Tower Office Limited Partnership        Office (Bank One Tower)                     20.0%(13)
Houston PT Four Westlake Office Limited Partnership    Office (Four Westlake Park)                   20.0%(13)
DBL Holdings, Inc.                                                Other                              97.4%(14)
CRL Investments, Inc.(1)                                          Other                              95.0%(15)
CR License, LLC(1)                                                Other                              28.5%(16)



----------

(1) On February 14, 2002, the Company executed an agreement with COPI, pursuant to which COPI transferred to subsidiaries of the Company, pursuant to a strict foreclosure, COPI's interest in these entities. The Company will fully consolidate the operations of these entities, other than CR License, LLC, beginning on the dates of the asset transfers.

(2) See the Residential Development Properties Table included in "Item 2. Properties" for the Residential Development Corporation's ownership interest in the Residential Development Properties.

(3) The remaining 5.0% interest in Desert Mountain Development Corporation, which represents 100% of the voting stock, was owned by COPI as of December 31, 2001.

(4) The remaining 5.0% interest in The Woodlands Land Company, Inc., which represents 100% of the voting stock, was owned by COPI as of December 31, 2001.

(5) The remaining 10.0% interest in Crescent Resort Development, Inc., which represents 100% of the voting stock, was owned by COPI Colorado,
         L. P., of which 60.0% was owned by COPI as of December 31, 2001, with 20% owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, and 20% owned by a third party.

(6) The remaining 6.0% interest in Mira Vista Development, Corp. ("MVDC"), which represents 100% of the voting stock, is owned 4.0% by DBL Holdings, Inc. ("DBL") and 2.0% by third parties.

(7) The remaining 6.0% interest in Houston Area Development Corp. ("HADC"), which represents 100% of the voting stock, is owned 4.0% by DBL Holdings, Inc. ("DBL") and 2.0% by a third party.

(8) The remaining 60.0% interest in the Temperature-Controlled Logistics Partnership is owned by Vornado Realty Trust, L.P.

(9) The remaining 57.5% interest in The Woodlands Commercial Properties Company, L. P. is owned by Morgan Stanley Real Estate Fund II, L. P. ("Morgan Stanley").

(10) Distributions are made to partners based on specified payout percentages. During the year ended December 31, 2001, the payout percentage to the Company was 49.5%.

(11) The remaining 50.0% interest in Main Street Partners, L.P. is owned by TrizecHahn Corporation.

(12)     See "5 Houston Center" below.

(13)     See "Four Westlake Park and Bank One Tower" below.

(14) John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, obtained the remaining 2.6% economic interest in DBL (including 100% of the voting interest in DBL) in exchange for his voting interests in MVDC and HADC, originally valued at approximately $380, and approximately $63 in cash, or total consideration valued at approximately $443. At December 31, 2001, Mr. Goff's interest in DBL was approximately $554.

(15) The remaining 5.0% interest in CRL Investments, Inc., which represents 100% of the voting stock, was owned by COPI as of December 31, 2001.



(16) Of the remaining 71.5% interest in CR License, LLC, 70.0% is owned by a group of individuals unrelated to the Company, and 1.5% was owned by COPI, as of December 31, 2001.

JOINT VENTURE ARRANGEMENTS

5 Houston Center

         On June 4, 2001, the Company entered into a joint venture arrangement with a pension fund advised by JP Morgan Investment Management, Inc. ("JPM") to construct the 5 Houston Center Office Property within the Company's Houston Center mixed-use Office Property complex in Houston, Texas. The Class A Office Property will consist of 577,000 net rentable square feet. The joint venture is structured such that the fund holds a 75% equity interest, and the Company holds a 25% equity interest in the Property, which is accounted for under the equity method. The Company contributed approximately $8,500 of land and $12,300 of development costs to the joint venture entity and received a distribution of $14,800 of net proceeds. No gain or loss was recognized by the Company on this transaction. In addition, the Company is developing, and will manage and lease the Property on a fee basis. During the year ended December 31, 2001, the Company recognized $2,300 for these services.

         During the second quarter of 2001, the joint venture entity obtained an $82,500 construction loan guaranteed by the Company, due May 2004, that bears interest at Prime (as defined in the loan agreement) plus 100 basis points or LIBOR plus 225 basis points, at the discretion of the borrower. The interest rate on the loan at December 31, 2001 was 4.12%. The balance outstanding on this construction loan at December 31, 2001, was $10,429.

Four Westlake Park and Bank One Tower

         On July 30, 2001, the Company entered into joint venture arrangements with an affiliate of General Electric Pension Fund ("GE") in which the Company contributed two Office Properties, Four Westlake Park in Houston, Texas, and Bank One Tower in Austin, Texas into the joint ventures and GE made a cash contribution. The joint ventures are structured such that GE holds an 80% equity interest in each of Four Westlake Park, a 560,000 square foot Class A Office Property located in the Katy Freeway submarket of Houston, and Bank One Tower, a 390,000 square foot Class A Office Property located in downtown Austin. The Company continues to hold the remaining 20% equity interests in each Property, which are accounted for under the equity method. The joint ventures generated approximately $120,000 in net cash proceeds to the Company, including distributions to the Company resulting from the sale of its 80% equity interest and from mortgage financing at the joint venture level. None of the mortgage financing at the joint venture level is guaranteed by the Company. The Company has no commitment to reinvest the cash proceeds back into the joint ventures. The joint ventures were accounted for as partial sales of these Office Properties, resulting in a gain of approximately $7,577, net of a deferred gain of approximately $1,894. In addition, the Company manages and leases the Office Properties on a fee basis. During the year ended December 31, 2001, the Company recognized $227 for these services.

METROPOLITAN

         On May 24, 2001, the Company converted its $85,000 preferred member interest in Metropolitan Partners, LLC ("Metropolitan") and $1,900 of deferred acquisition costs, into approximately $75,000 of common stock of Reckson Associates Realty Corp. ("Reckson"), resulting in an impairment charge of approximately $11,900. The Company subsequently sold the Reckson common stock on August 17, 2001 for approximately $78,600, resulting in a gain of approximately $3,600. The proceeds were used to pay down the Fleet Facility.

DISPOSITIONS

         On September 27, 2001, the Woodlands Commercial Properties Company, L.P., ("Woodlands CPC"), owned by the Company and an affiliate of Morgan Stanley, sold one office/venture tech property located within The Woodlands, Texas. The sale generated net proceeds, after the repayment of debt, of approximately $2,700, of which the Company's portion was approximately $1,300. The sale generated a net gain of approximately $3,500, of which the Company's portion was approximately $1,700. The net proceeds received by the Company were used primarily to pay down variable-rate debt.


         On November 9, 2001, The Woodlands Land Development Company, L.P., owned by the The Woodlands Land Company, Inc. and an affiliate of Morgan Stanley, sold two office properties and one retail property located within The Woodlands, Texas. The sales generated net proceeds, after the repayment of debt, of approximately $41,800, of which the Company's portion was approximately $19,700. The sale generated a net gain of approximately $13,300, of which the

Company's portion was approximately $3,800. The net proceeds received by the Company were used primarily to pay down variable-rate debt.


         During the year ended December 31, 2000, the Woodlands CPC also sold four office/venture tech properties located within The Woodlands, Texas. The sale generated net proceeds of approximately $51,800, of which the Company's portion was approximately $22,000. The sale generated a net gain of approximately $11,800, of which the Company's portion was approximately $5,000. The proceeds received by the Company were used primarily for working capital purposes.

TEMPERATURE-CONTROLLED LOGISTICS PROPERTIES

         Effective March 12, 1999, the Company, Vornado Realty Trust, COPI, the Temperature-Controlled Logistics Partnership and the Temperature-Controlled Logistics Corporation (including all affiliated entities that owned any portion of the business operations of the Temperature-Controlled Logistics Properties at that time) sold all of the non-real estate assets, encompassing the business operations, for approximately $48.7 million to a newly formed partnership ("AmeriCold Logistics") owned 60% by Vornado Operating L.P. and 40% by a newly formed subsidiary of COPI. The Company has no interest in AmeriCold Logistics.

         As of December 31, 2001, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation, which directly or indirectly owns the 89 Temperature-Controlled Logistics Properties, with an aggregate of approximately 445.2 million cubic feet (17.7 million square feet) of warehouse space.

         AmeriCold Logistics, as sole lessee of the Temperature-Controlled Logistics Properties, leases the Temperature-Controlled Logistics Properties from the Temperature-Controlled Logistics Corporation under three triple-net master leases, as amended on January 23, 2002. On February 22, 2001, the Temperature-Controlled Logistics Corporation and AmeriCold Logistics agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146,000, the adjustment of the rental obligation for 2002 to $150,000 (plus contingent rent in certain circumstances), the increase of the Temperature-Controlled Logistics Corporation's share of capital expenditures for the maintenance of the properties from $5,000 to $9,500 (effective January 1, 2000) and the extension of the date on which deferred rent was required to be paid to December 31, 2003.


         In the first quarter of 2000, AmeriCold Logistics started to experience a slowing in revenue growth from the previous year. This was primarily due to customers focusing more interest on inventory management in an effort to improve operating performance. Starting in 2000 and continuing into 2001, AmeriCold Logistics has seen consolidation among retail and food service channels begin to significantly limit the ability of manufacturers to pass along cost increases by raising prices. Because of this, manufacturers are focused on supply chain cost (such as inventory management, transportation and distribution) reduction initiatives in an effort to improve operating performance. In the second and third quarters of 2000, AmeriCold Logistics deferred a portion of its rent payments in accordance with the terms of the leases of the Temperature-Controlled Logistics Properties. For the three months ended June 30, 2000, the Temperature-Controlled Logistics Corporation recorded a valuation allowance for a portion of the rent that had been deferred during that period, and for the three months ended September 30, 2000 recorded a valuation allowance for 100% of the rent that had been deferred during the three months ended September 30, 2000 and has continued to record a valuation allowance for 100% of the deferred rent prospectively. These valuation allowances resulted in a decrease in the equity in net income of the Company in the Temperature-Controlled Logistics Corporation. The Temperature-Controlled Logistics Corporation had not recorded a valuation allowance with respect to rent deferred by Americold Logistics prior to the quarter ended June 30, 2000, because the financial condition of Americold Logistics prior to that time did not indicate the inability of Americold Logistics ultimately to make the full rental payments. As a result of continuing net losses and the increased amount of deferred rent, the Temperature-Controlled Logistics Corporation determined that the collection of additional deferred rent was doubtful.

         AmeriCold Logistics deferred $25,500 of rent for the year ended December 31, 2001, of which the Company's share was $10,200. AmeriCold
Logistics also deferred $19,000 and $5,400 of rent for the years ended December 31, 2000 and 1999, respectively, of which the Company's share was $7,500 and $2,100, respectively. In December 2001, the Temperature Controlled Logistics Corporation waived its right to collect $39,800 of the total $49,900 of deferred rent, of which the

Company's share was $15,900. The Temperature-Controlled Logistics Corporation and the Company began to recognize rental income when earned and collected during the year ended December 31, 2000 and continued this accounting treatment for the year ended December 31, 2001; therefore, there was no financial statement impact to the Temperature-Controlled Logistics Corporation or to the Company related to the Temperature-Controlled Logistics Corporation's decision to waive collection of deferred rent.

         The following table shows the total, and the Company's portion of the total, deferred rent, valuation allowance and waived rent at December 31, 2001.


                                           DEFERRED RENT            VALUATION ALLOWANCE             WAIVED RENT
                                      -----------------------     -----------------------     -----------------------
                                                    COMPANY'S                   COMPANY'S                   COMPANY'S
                                        TOTAL        PORTION        TOTAL        PORTION        TOTAL        PORTION
                                      ---------     ---------     ---------     ---------     ---------     ---------
For the year ended December 31,
1999                                  $   5,400     $   2,100     $      --     $      --     $      --     $      --
2000                                     19,000         7,500        16,300         6,500            --            --
2001                                     25,500        10,200        25,500        10,200        39,800        15,900
                                      ---------     ---------     ---------     ---------     ---------     ---------

Balance at December 31, 2001          $  49,900     $  19,800     $  41,800     $  16,700     $  39,800     $  15,900
                                      =========     =========     =========     =========     =========     =========

OTHER

         During the year ended December 31, 2001, the Company recognized an impairment loss of $5,000, which is included in Impairment and Other Charges Related to Real Estate Assets, on a fund which primarily holds real estate investments and marketable securities, in which the Company has an interest.

         During the year ended December 31, 2000, the Company recognized an impairment loss of $8,525, which is included in Impairment and Other Charges Related to Real Estate Assets, on a fund which primarily holds real estate investments and marketable securities, in which the Company has an interest.

         The Company reports its share of income and losses based on its ownership interest in its respective equity investments, adjusted for any preference payments. The following summarized information for all unconsolidated companies is presented below with significant subsidiaries identified under the captions "Desert Mountain Development Corporation," "Crescent Resort Development, Inc." and "The Woodlands Land Company, Inc.," and all other unconsolidated Companies presented on an aggregate basis classified under the captions "Other Residential Development Corporations," "Temperature-Controlled Logistics," "Office" and "Other," as applicable, as of December 31, 2001, 2000 and 1999.

BALANCE SHEETS:


                                                                     BALANCE AT DECEMBER 31, 2001
                                        -------------------------------------------------------------------------------------
                                         CRESCENT          THE         OTHER
                                          RESORT        WOODLANDS     RESIDENTIAL  TEMPERATURE-
                                        DEVELOPMENT,      LAND       DEVELOPMENT    CONTROLLED
                                            INC.      COMPANY, INC.  CORPORATIONS   LOGISTICS          OFFICE        OTHER
                                        ------------  -------------  ------------  ------------      ----------    ----------

Real estate, net                         $  393,784    $  365,636    $  173,991     $1,271,809       $  553,147
Cash                                         17,570         2,688         7,973         23,979           28,224
Other assets                                 31,749        32,244        94,392         83,424           31,654
                                         ----------    ----------    ----------     ----------       ----------
     Total assets                        $  443,103    $  400,568    $  276,356     $1,379,212       $  613,025
                                         ==========    ==========    ==========     ==========       ==========

Notes payable                            $       --    $  225,263    $       --     $  558,951       $  324,718
Notes payable to the Company                180,827            --        60,000          4,831               --
Other liabilities                           232,767        74,271       168,671         46,945           29,394
Equity                                       29,509       101,034        47,685        768,485          258,913
                                         ----------    ----------    ----------     ----------       ----------
      Total liabilities and equity       $  443,103    $  400,568    $  276,356     $1,379,212       $  613,025
                                         ==========    ==========    ==========     ==========       ==========

Company's share of unconsolidated
  debt(1)                                $       --    $   90,949    $       --     $  223,580       $  126,580
                                         ==========    ==========    ==========     ==========       ==========

Company's investments in real estate
  mortgages and equity of uncon-
  solidated companies                    $  222,082    $   29,046    $  120,407     $  308,427       $  121,423    $   36,932
                                         ==========    ==========    ==========     ==========       ==========    ==========



SUMMARY STATEMENTS OF OPERATIONS:

                                                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                        -------------------------------------------------------------------------------------
                                         CRESCENT          THE         OTHER
                                          RESORT        WOODLANDS     RESIDENTIAL  TEMPERATURE-
                                        DEVELOPMENT,      LAND       DEVELOPMENT    CONTROLLED
                                            INC.      COMPANY, INC.  CORPORATIONS   LOGISTICS         OFFICE(2)      OTHER
                                        ------------  -------------  ------------  ------------      ----------    ----------

Total revenues                           $  195,163    $  188,178    $   93,462     $  127,033       $   88,835
Expenses:
   Operating expense                        175,424       104,486        83,074         20,350(3)        37,128
   Interest expense                           1,373         4,967         1,641         44,988           19,184
   Depreciation and amortization              2,726         5,599         6,185         58,855           19,387
   Taxes                                        641        14,676        (4,222)            --               --
                                         ----------    ----------    ----------     ----------       ----------
Total expenses                              180,164       129,728        86,678        124,193           75,699
                                         ----------    ----------    ----------     ----------       ----------

Net income                               $   14,999    $   58,450    $    6,784     $    2,840(3)    $   13,136
                                         ==========    ==========    ==========     ==========       ==========

Company's equity in net income
  of unconsolidated companies            $   14,944    $   20,943    $    5,127     $    1,136       $    6,124    $    2,957
                                         ==========    ==========    ==========     ==========       ==========    ==========


----------

(1) The Company has guarantees or letters of credit related to approximately $89,300, or 17% of its maximum borrowings available under its unconsolidated debt. At December 31, 2001, the Company had guarantees or letters of credit related to approximately $17,000, or 4% of its total outstanding unconsolidated debt.

(2) This column includes information for Four Westlake Park and Bank One Tower. These Office Properties were contributed by the Company to joint ventures on July 30, 2001. Therefore, net income for 2001 includes only the months of August through December for these Properties.

(3) Inclusive of the preferred return paid to Vornado Realty Trust (1% per annum of the Total Combined Assets).

BALANCE SHEETS:

                                                         BALANCE AT DECEMBER 31, 2000
                                          -----------------------------------------------------------
                                            DESERT         CRESCENT          THE           OTHER
                                           MOUNTAIN         RESORT        WOODLANDS      RESIDENTIAL
                                          DEVELOPMENT     DEVELOPMENT,       LAND        DEVELOPMENT
                                          CORPORATION         INC.       COMPANY, INC.   CORPORATIONS
                                          -----------     ------------   -------------   ------------

Real estate, net                          $   147,484     $   232,920     $   406,660    $    16,739
Cash                                            5,733          37,148          10,739          6,450
Other assets                                   70,503          81,679          37,930          4,662
                                          -----------     -----------     -----------    -----------
     Total assets                             223,720     $   351,747     $   455,329    $    27,851
                                          ===========     ===========     ===========    ===========

Notes payable                             $        --     $        --     $   255,356    $        --
Notes payable to the Company                   59,000         130,727              --             --
Other liabilities                             130,834         183,013          96,533          2,774
Equity                                         33,886          38,007         103,440         25,077
                                          -----------     -----------     -----------    -----------
      Total liabilities and equity        $   223,720     $   351,747     $   455,329    $    27,851
                                          ===========     ===========     ===========    ===========

Company's share of unconsolidated
  debt                                    $        --     $        --     $   103,100    $        --
                                          ===========     ===========     ===========    ===========

Company's investments in real estate
  mortgages and equity of uncon-
  solidated companies                     $   109,092     $   150,118     $    24,525    $    21,452
                                          ===========     ===========     ===========    ===========

                                                  BALANCE AT DECEMBER 31, 2000
                                          ----------------------------------------------

                                          TEMPERATURE-
                                          CONTROLLED
                                           LOGISTICS           OFFICE          OTHER
                                          ------------       -----------     -----------

Real estate, net                          $ 1,303,810        $   394,724
Cash                                           19,606             34,599
Other assets                                   82,883             34,897
                                          -----------        -----------
     Total assets                         $ 1,406,299        $   464,220
                                          ===========        ===========

Notes payable                             $   581,807        $   251,785
Notes payable to the Company                   11,333                 --
Other liabilities                              57,556             46,054
Equity                                        755,603            166,381
                                          -----------        -----------
      Total liabilities and equity        $ 1,406,299        $   464,220
                                          ===========        ===========

Company's share of unconsolidated
  debt                                    $   232,723        $   118,485
                                          ===========        ===========

Company's investments in real estate
  mortgages and equity of uncon-
  solidated companies                     $   308,035        $    98,308     $   133,787
                                          ===========        ===========     ===========


SUMMARY STATEMENTS OF OPERATIONS:

                                                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                          -----------------------------------------------------------
                                            DESERT         CRESCENT          THE           OTHER
                                           MOUNTAIN         RESORT        WOODLANDS      RESIDENTIAL
                                          DEVELOPMENT     DEVELOPMENT,       LAND        DEVELOPMENT
                                          CORPORATION         INC.       COMPANY, INC.   CORPORATIONS
                                          -----------     ------------   -------------   ------------

Total revenues                            $   153,680     $   180,038     $   180,670    $    30,404
Expenses:
   Operating expense                          127,589         158,860         105,231         10,897
   Interest expense                               916           3,157           2,986            164
   Depreciation and amortization                4,966           6,430           4,479            436
   Taxes                                        3,812             979          27,188          1,235
   Other (income) expense                          --              --              --             --
                                          -----------     -----------     -----------    -----------
Total expenses                            $   137,283     $   169,426     $   139,884    $    12,732
                                          -----------     -----------     -----------    -----------

Net income                                $    16,397     $    10,612     $    40,786    $    17,672
                                          ===========     ===========     ===========    ===========

Company's equity in net income
  of unconsolidated companies             $    16,109     $    10,407     $    16,466    $    10,488
                                          ===========     ===========     ===========    ===========

                                               FOR THE YEAR ENDED DECEMBER 31, 2000
                                          ----------------------------------------------

                                          TEMPERATURE-
                                          CONTROLLED
                                           LOGISTICS           OFFICE          OTHER
                                          ------------       -----------     -----------

Total revenues                            $   154,341        $    89,841
Expenses:
   Operating expense                           21,982(1)          34,261
   Interest expense                            46,637             25,359
   Depreciation and amortization               57,848             20,673
   Taxes                                        7,311                 --
   Other (income) expense                      (2,886)                --
                                          -----------        -----------
Total expenses                            $   130,892        $    80,293
                                          -----------        -----------

Net income                                $    23,449(1)     $     9,548
                                          ===========        ===========

Company's equity in net income
  of unconsolidated companies             $     7,432        $     3,164     $    11,645
                                          ===========        ===========     ===========

----------

(1) Inclusive of the preferred return paid to Vornado Realty Trust (1% per annum of the Total Combined Assets).

SUMMARY STATEMENTS OF OPERATIONS:


                                                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                   -------------------------------------------------------------------------------------------------
                                     DESERT         CRESCENT       THE            OTHER
                                    MOUNTAIN         RESORT      WOODLANDS     RESIDENTIAL   TEMPERATURE-
                                   DEVELOPMENT    DEVELOPMENT,     LAND        DEVELOPMENT   CONTROLLED
                                   CORPORATION        INC.      COMPANY, INC.  CORPORATIONS    LOGISTICS        OFFICE       OTHER
                                   -----------    ------------  ------------   ------------  ------------     ----------   ---------

Total revenues                      $  192,094     $  134,411    $  134,781    $   41,297     $  264,266      $   78,534
Expenses:
   Operating expense                   167,848        116,717        80,357        22,022        127,516(1)       27,008
   Interest expense                     10,582          2,709         2,174            37         47,273          19,321
   Depreciation and amortization         6,435          3,131         4,386           343         54,574          19,273
   Taxes                                (2,668)         1,963        19,146         1,440         (6,084)             --
                                    ----------     ----------    ----------    ----------     ----------      ----------
Total expenses                      $  182,197     $  124,520    $  106,063    $   23,842     $  223,279      $   65,602
                                    ----------     ----------    ----------    ----------     ----------      ----------

Net income                          $    9,897     $    9,891    $   28,718    $   17,455     $   40,987(1)   $   12,932
                                    ==========     ==========    ==========    ==========     ==========      ==========

Company's equity in net income
  of unconsolidated companies       $   10,097     $    9,561    $   15,548    $    7,665     $   15,039      $    5,265   $   5,122
                                    ==========     ==========    ==========    ==========     ==========      ==========   =========

----------

(1) Inclusive of the preferred return paid to Vornado Realty Trust (1% per annum of the Total Combined Assets).

5. OTHER ASSETS, NET:

                                                     BALANCE AT DECEMBER 31,
                                                 ------------------------------
                                                     2001              2000
                                                 ------------      ------------

         Leasing costs                           $    142,440      $    123,036
         Deferred financing costs                      46,305            48,645
         Prepaid expenses                               9,444             3,690
         Marketable securities                         10,832            50,321
         Other                                         33,272            23,927
                                                 ------------      ------------
                                                 $    242,293      $    249,619
         Less - Accumulated amortization              (97,281)          (77,644)
                                                 ------------      ------------
                                                 $    145,012      $    171,975
                                                 ============      ============

6.    NOTES PAYABLE AND BORROWINGS UNDER FLEET FACILITY:

         The following is a summary of the Company's debt financing at December 31, 2001 and 2000:

                                                                                     BALANCE AT DECEMBER 31,
                                                                                     -----------------------
                                                                                        2001         2000
                                                                                     ---------     ---------
SECURED DEBT

UBS Term Loan II,(1) secured by the Funding VIII Properties and the Washington
Harbour Office Properties .......................................................     $     --     $326,677

Fleet Fund I and II Term Loan(2)(5) due May 2005, bears interest at LIBOR plus
325 basis points (at December 31, 2001, the interest rate was 5.39%), with a four-year interest-only term, secured by equity interests in Funding I and II
with a combined book value of $275,000 at December 31, 2001 .....................      275,000      200,000

AEGON Note(3) due July 2009, bears interest at 7.53% with monthly principal and interest payments based on a 25-year amortization schedule, secured by the
Funding III, IV and V Properties with a combined book value of $263,456 at
December 31, 2001 ...............................................................      269,930      274,320

LaSalle Note I(4) bears interest at 7.83% with an initial seven-year interest-only term (through August 2002), followed by principal amortization based on a 25-year amortization schedule through maturity in August 2027, secured by the Funding I Properties with a combined book value of $262,672 at
December 31, 2001 ...............................................................      239,000      239,000

Deutsche Bank-CMBS Loan due May 2004, bears interest at the 30-day LIBOR rate plus 234 basis points (at December 31, 2001, the interest rate was 5.84%), with a three-year interest-only term and two one-year extension options, secured by the Funding X Properties and Spectrum Center with a combined book
value of $304,699 ...............................................................      220,000           --

JP Morgan Mortgage Note(6) due October 2016, bears interest at a fixed rate of
8.31% with a two-year interest-only term (through October 2001), followed by principal amortization based on a 15-year amortization schedule through maturity in October 2016, secured by the Houston Center mixed-use Office
Property complex with a combined book value of $268,978 at December 31, 2001 ....      199,386      200,000

LaSalle Note II(7) bears interest at 7.79% with an initial seven-year interest-only term (through March 2003), followed by principal amortization based on a 25-year amortization schedule through maturity in March 2028, secured by the Funding II Properties with a combined book value of $308,145
at December 31, 2001 ............................................................      161,000      161,000

UBS Term Loan I,(1) secured by the Funding VIII Properties and the Washington
Harbour Office Properties .......................................................           --      146,775

iStar Financial Note due September 2001, bears interest at 30-day LIBOR plus
1.75% (at December 31, 2000, the rate was 8.57%) with an interest-only term, secured by the Fountain Place Office Property with a book value of $112,332 at
December 31, 2000 ...............................................................           --       97,123

UBS Line of Credit,(1) secured by the Funding VIII Properties and the
Washington Harbour Properties ...................................................           --       80,000

CIGNA Note due December 2002, bears interest at 7.47% with an interest-only term, secured by the MCI Tower Office Property and Denver Marriott City Center
Resort/Hotel Property with a combined book value of $103,773 at December 31,
2001 ............................................................................       63,500       63,500

                                                                                      BALANCE AT DECEMBER 31,
                                                                                     -------------------------
                                                                                        2001          2000
                                                                                     ----------     ----------
SECURED DEBT - CONTINUED

Metropolitan Life Note V due December 2005, bears interest at 8.49% with monthly principal and interest payments based on a 25-year amortization schedule, secured by the Datran Center Office Properties with a combined
book value of $68,653 at December 31, 2001 .....................................     $   38,696     $   39,219

Northwestern Life Note due January 2004, bears interest at 7.66% with an interest-only term, secured by the 301 Congress Avenue Office Property with
a book value of $36,234 at December 31, 2001 ...................................         26,000         26,000

Metropolitan Life Note I due September 2001, bears interest at 8.88% with monthly principal and interest payments based on a 20-year amortization schedule, secured by five of The Woodlands Office Properties with a combined
book value of $12,464 at December 31, 2000 .....................................             --          9,263

Nomura Funding VI Note(8) bears interest at 10.07% with monthly principal and interest payments based on a 25-year amortization schedule through maturity in July 2020, secured by the Funding VI Property with a book value
of $35,043 at December 31, 2001 ................................................          8,187          8,330

Woodmen of the World Note (9) due April 2009, bears interest at 8.20% with an initial five-year interest-only term (through April 2006), followed by principal amortization based on a 25-year amortization schedule, secured by
the Avallon IV Office Property with a book value of $12,858 ....................          8,500             --

Mitchell Mortgage Note(10) due August 2002, bears interest at 7.00% with an interest-only term, secured by three of The Woodlands Office Properties with
a combined book value of $9,167 ................................................          6,244             --

Rigney Promissory Note due November 2012, bears interest at 8.50% with quarterly principal and interest payments based on a 15-year amortization schedule, secured by a parcel of land with a book value of $17,123 at
December 31, 2001 ..............................................................            651            688

UNSECURED DEBT
Fleet Facility(2) due May 2004, bears interest at LIBOR plus 187.5 basis points (at December 31, 2001, the interest rate was 3.92%), with a
three-year interest-only term and a one year extension option ..................        283,000             --

2007 Notes(11) bear interest at a fixed rate of 7.50% with a ten-year
interest-only term, due September 2007 .........................................        250,000        250,000

2002 Notes(11) bear interest at a fixed rate of 7.00% with a five-year
interest-only term, due September 2002 .........................................        150,000        150,000

SHORT-TERM BORROWINGS
Short-term borrowings (12); variable interest rates ranging from the Fed
Funds rate plus 150 basis points to LIBOR plus 375 basis points, with
maturities up to August 2002 ...................................................         15,000             --
                                                                                     ----------     ----------

     Total Notes Payable .......................................................     $2,214,094     $2,271,895
                                                                                     ==========     ==========

----------

(1) The UBS Facility was entered into effective January 31, 2000 and amended on May 10, 2000 and May 18, 2000. As amended, the UBS Facility consisted of three tranches: the UBS Line of Credit, the UBS Term Loan I and the UBS Term Loan II. In May 2001, the Company repaid and retired the UBS Facility with proceeds from a $970,000 debt refinancing. The interest rate on the UBS Line of Credit and the UBS Term Loan I was equal to LIBOR plus 250 basis points. The interest rate on the UBS Term Loan II was equal to LIBOR plus 275 basis points. As of December 31, 2000, the interest rate on the UBS Line of Credit and UBS Term Loan I was 9.20%, and the interest rate on the UBS Term Loan II was 9.46%. The weighted average interest rate on the UBS Line of Credit for the year ended December 31, 2000 was 8.91%. As of December 31, 2000, the UBS Facility was secured by 25 Office Properties and four Resort/Hotel Properties with a combined book value of $1,042,207.

(2) For a description of the Fleet Fund I and II Term Loan and the Fleet Facility, see "Debt Refinancing and Fleet Facility" section below.

(3) The outstanding principal balance of this note at maturity will be approximately $224,100.

(4) In August 2007, the interest rate will increase, and the Company is required to remit, in addition to the monthly debt service payment, excess property cash flow, as defined, to be applied first against principal until the note is paid in full and thereafter, against accrued excess interest, as defined. It is the Company's intention to repay the note in full at such time (August 2007) by making a final payment of approximately $220,500.

(5) The Fleet Fund I and II Term Loan, entered into in May 2001, modified and replaced the previously outstanding Fleet Term Note II. Prior to the modification and replacement, the Fleet Term Note II was due August 31, 2003, bore interest at the 30-Day LIBOR rate plus 234 basis points (at December 31, 2000, the interest rate was 10.63%) with a four-year interest-only term, secured by equity interests in Funding I and II with a combined value of $200,000 at December 31, 2000.

(6) At the end of seven years (October 2006), the interest rate will adjust based on current interest rates at that time. It is the Company's intention to repay the note in full at such time (October 2006) by making a final payment of approximately $177,800.

(7) In March 2006, the interest rate will increase, and the Company is required to remit, in addition to the monthly debt service payment, excess property cash flow, as defined, to be applied first against principal until the note is paid in full and thereafter, against accrued excess interest, as defined. It is the Company's intention to repay the note in full at such time (March 2006) by making a final payment of approximately $154,100.

(8) In July 2010, the interest rate due under the note will change to a 10-year Treasury yield plus 500 basis points or, if the Company so elects, it may repay the note without penalty at that date.

(9) The outstanding principal balance of this loan at maturity will be approximately $8,200.


(10) In August 2002, the Mitchell Mortgage Note was extended through September 2003.

(11)     The notes were issued in an offering registered with the SEC.

(12) Short-term borrowings include the unsecured JP Morgan Loan Sales Facility, a $50,000 credit facility, and the $50,000 unsecured Fleet Bridge Loan. The lender under the JP Morgan Loan is not required to fund draws under the loan unless certain conditions not within the control of the Company are met. As a result, the Company maintains sufficient availability under the Fleet Facility to repay the JP Morgan Loan Sales Facility at any time. At December 31, 2001, $10,000 was outstanding on the JP Morgan Loan Sales Facility and $5,000 was outstanding on the Fleet Bridge Loan.


         Below are the aggregate principal payments required as of December 31, 2001 under indebtedness of the Company by year. Scheduled principal installments and amounts due at maturity are included.

                              SECURED          UNSECURED            TOTAL
                            -----------        ---------         -----------
2002                           $ 80,157        $ 165,000         $   245,157
2003                             15,060               --              15,060
2004                            262,857(1)       283,000(1)          545,857
2005                            329,339               --             329,339
2006                            347,207               --             347,207
Thereafter                      481,474          250,000             731,474
                            -----------        ---------         -----------
                            $ 1,516,094        $ 698,000         $ 2,214,094
                            ===========        =========         ===========

----------

(1) These amounts do not represent the effect of a one-year extension option on the Fleet Facility and two one-year extension options on the Deutsche Bank - CMBS Loan.

         The Company has approximately $245,157 of secured and unsecured debt payments due during 2002, consisting primarily of the Cigna Note, the Mitchell Mortgage Note and the 2002 Notes which are expected to be funded through replacement debt financing.

         Any uncured or unwaived events of default on the Company's loans can trigger an acceleration of payment on the loan in default. In addition, a default by the Company or any of its subsidiaries with respect to any indebtedness in excess of $5,000 generally will result in a default under the Fleet Facility and the Fleet I and II Term Loan after the notice and cure periods for the other indebtedness have passed. As of December 31, 2001, the Company was in compliance with all of its debt service coverage ratios and other covenants related to its outstanding debt. The Company's debt facilities generally prohibit loan pre-payment for an initial period, allow pre-payment with a penalty during a following specified period and allow pre-payment without penalty after the expiration of that period. During the year ended December 31, 2001, there were no circumstances that would require pre-payment penalties or increased collateral related to the Company's existing debt.

         In addition to the subsidiaries listed in "Note 1. Organization and Basis of Presentation," certain other subsidiaries of the Company were formed primarily for the purpose of obtaining secured and unsecured debt or joint venture financings. The following lists these entities, all of which are consolidated and are grouped based on the Properties to which they relate:
Funding I and Funding II Properties (CREM Holdings, LLC, Crescent Capital Funding, LLC, Crescent Funding Interest, LLC, CRE Management I Corp., CRE Management II Corp.); Funding III Properties (CRE Management III Corp.); Funding IV Properties (CRE Management IV Corp.); Funding V Properties (CRE Management V Corp.); Funding VI Properties (CRE Management VI Corp.); Funding VIII Properties (CRE Management VIII, LLC); Funding IX Properties (CRE Management IX, LLC); Funding X Properties (CREF X Holdings Management, LLC, CREF X Holdings, L. P., CRE Management X, LLC); Spectrum Center Partners, L.P., Spectrum Mortgage Associates, L. P., CSC Holdings Management, LLC, Crescent SC Holdings, L. P., CSC Management, LLC); and 5 Houston Center (Development Property) (C5HC Management, LLC, Crescent 5 Houston Center, L. P.).

DEBT REFINANCING AND FLEET FACILITY

         In May 2001, the Company (i) repaid and retired the UBS Facility which consisted of the UBS Line of Credit, the UBS Term Loan I and the UBS Term Loan II; (ii) repaid and retired the iStar Financial Note; and (iii) modified and replaced the Fleet Term Note II with proceeds from a $970,000 debt refinancing. In May 2001, the Company wrote off $10,800 of deferred financing costs related to the early extinguishment of the UBS Facility which is included in Extraordinary Item - Extinguishment of Debt.

New Debt Resulting from Refinancing

                                          MAXIMUM              INTEREST                    MATURITY
         DESCRIPTION                     BORROWING               RATE                        DATE
-----------------------------            ---------     --------------------------          --------
Fleet Facility                            $400,000(1)  LIBOR + 187.5 basis points           2004(2)
Fleet Fund I and II Term Loan             $275,000     LIBOR + 325 basis points             2005
Deutsche Bank - CMBS Loan                 $220,000     LIBOR + 234 basis points             2004(3)
Deutsche Bank Short-Term Loan             $ 75,000     LIBOR + 300 basis points             2001(4)

----------

(1) The $400,000 Fleet Facility is an unsecured revolving line of credit. The weighted average interest rate from the origination of the note in May 2001 through December 31, 2001 is 5.38%.

(2)      One-year extension option.

(3)      Two one-year extension options.

(4)      Repaid September 19, 2001.

Debt Repaid or Modified and Replaced by Refinancing

                                           MAXIMUM               INTEREST             MATURITY          BALANCE
     DESCRIPTION                          BORROWING                RATE                 DATE        REPAID/MODIFIED(1)
---------------------                     ---------      ------------------------     --------      ------------------
UBS Line of Credit                        $ 300,000      LIBOR + 250 basis points        2003           $ 165,000
UBS Term Loan I                           $ 146,775      LIBOR + 250 basis points        2003           $ 146,775
UBS Term Loan II                          $ 326,677      LIBOR + 275 basis points        2004           $ 326,677
Fleet Term Note II                        $ 200,000      LIBOR + 400 basis points        2003           $ 200,000
iStar Financial Note                      $  97,123      LIBOR + 175 basis points        2001           $  97,123

----------

(1) All the amounts listed, other than the Fleet Term Note II, were repaid. In May 2001, the Fleet Term Note II was modified and replaced by the Fleet Fund I and II Term Loan.

7.       INTEREST RATE CAPS:

         In connection with the closing of the Deutsche Bank - CMBS Loan in May 2001, the Company entered into a LIBOR interest rate cap struck at 7.16% for a notional amount of $220,000, and simultaneously sold a LIBOR interest rate cap with the same terms. Since these instruments do not reduce the Company's net interest rate risk exposure, they do not qualify as hedges and changes to their respective fair values are charged to earnings. As the significant terms of these arrangements are substantially the same, the effects of a revaluation of these instruments are expected to substantially offset each other.

8.    CASH FLOW HEDGES:

         The Company uses derivative financial instruments to convert a portion of its variable-rate debt to fixed-rate debt and to manage its fixed to variable-rate debt ratio. As of December 31, 2001, the Company had entered into three cash flow hedge agreements which are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133."

         The following table shows information regarding the Company's cash flow hedge agreements as of December 31, 2001, and interest expense for the year ended December 31, 2001:

                                                                                       ADDITIONAL
                                                                                    INTEREST EXPENSE
  ISSUE            NOTIONAL       MATURITY   REFERENCE              FAIR              FOR THE YEAR
  DATE              AMOUNT          DATE       RATE            MARKET VALUE      ENDED DECEMBER 31, 2001
---------         ---------      ---------   ---------         ------------      -----------------------
 9/1/1999         $ 200,000       9/2/2003     6.183%           $ (10,800)               $ 3,500
 2/4/2000         $ 200,000       2/3/2003      7.11%           $ (10,800)               $ 6,000
4/18/2000         $ 100,000      4/18/2004      6.76%           $  (7,200)               $ 2,700

         The Company has designated its three cash flow hedge agreements as cash flow hedges of LIBOR-based monthly interest payments on a designated pool of variable-rate LIBOR indexed debt that reprices closest to the reset dates of each cash flow hedge agreement. For retrospective effectiveness testing, the Company uses the cumulative dollar offset approach as described in Derivatives Implementation Group ("DIG") Issue E8. The DIG is a task force designed to assist the FASB in answering questions that companies have resulting from implementation of SFAS No. 133 and 138. The Company uses the change in variable cash flows method as described in DIG Issue G7 for prospective testing as well as for the actual recording of ineffectiveness, if any. Under this method, the Company will compare the changes in the floating rate portion of each cash flow hedge to the floating rate of the hedged items. The cash flow hedges have been and are expected to remain highly effective. Changes in the fair value of these highly effective hedging instruments are recorded in accumulated other comprehensive income. The effective portion that has been deferred in accumulated other comprehensive income will be reclassified to earnings as interest expense when the hedged items impact earnings. If a cash flow hedge falls outside 80%-125% effectiveness for a quarter, all changes in the fair value of the cash flow hedge for the quarter will be recognized in earnings during the current period. If it is determined based on prospective testing that it is no longer likely a hedge will be highly effective on a prospective basis, the hedge will no longer be designated as a cash flow hedge and no longer qualify for accounting in accordance with SFAS Nos. 133 and 138.

         Over the next twelve months, an estimated $16,400 to $18,400 will be reclassified from accumulated other comprehensive income to interest expense and charged against earnings related to the effective portions of the cash flow hedge agreements.

9.    RENTALS UNDER OPERATING LEASES:

         During 2001, the Company received rental income from the lessees of Office Property and Resort/Hotel Property space under operating leases. On February 14, 2002, the Company executed an agreement with COPI, pursuant to which the Company acquired, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties previously leased to COPI. Therefore, no future rental income from the operating lessee will be recognized for these Resort/Hotel Properties. The Company recognized percentage rental income from the Resort/Hotel Properties of approximately $14,665, $24,622 and $19,648 for the years ended December 31, 2001, 2000 and 1999, respectively.

         For noncancelable operating leases for consolidated Office Properties owned as of December 31, 2001, future minimum rentals (base rents) during the next five years and thereafter (excluding tenant reimbursements of operating expenses for Office Properties) are as follows:

                        OFFICE
                      PROPERTIES
                     -----------
2002                 $   410,459
2003                     350,022
2004                     268,891
2005                     213,334
2006                     165,175
Thereafter               482,383
                     -----------
                     $ 1,890,264
                     ===========

         Generally, the Office Property leases also require that each customer reimburse the Company for increases in operating expenses above operating expenses during the base year of the customer's lease. These amounts totaled $98,816, $91,735 and $92,865, for the years ended December 31, 2001, 2000 and
1999, respectively. These increases are generally payable in equal installments throughout the year, based on estimated increases, with any differences adjusted at year end based upon actual expenses.

         See "Note 2. Summary of Significant Accounting Policies," for further discussion of revenue recognition, and "Note 3. Segment Reporting," for further discussion of significant tenants.

10.  COMMITMENTS AND CONTINGENCIES:

LEASE COMMITMENTS

         The Company has 12 Properties located on land that is subject to long-term ground leases, which expire between 2015 and 2080. The Company also leases parking spaces in a parking garage adjacent to one of its Properties pursuant to a lease expiring in 2021. Lease expense associated with these leases during each of the three years ended December 31, 2001, 2000, and 1999 was $2,766, $2,869 and $2,642, respectively. Future minimum lease payments due under such leases as of December 31, 2001, are as follows:

                             LEASES
                          COMMITMENTS
                          -----------
2002                       $   2,121
2003                           2,129
2004                           2,136
2005                           2,143
2006                           2,155
Thereafter                   107,219
                           ---------
                           $ 117,903
                           =========

COPI COMMITMENTS

         See "Note 22. Subsequent Events," for a description of the Company's commitments related to the agreement with COPI, executed on February 14, 2002.

CONTINGENCIES

Environmental Matters

         All of the Properties have been subjected to Phase I environmental assessments, and some Properties have been subjected to Phase II soil and ground water sampling as part of the Phase I assessments. Such assessments have not revealed, nor is management aware of, any environmental liabilities that management believes would have a material adverse effect on the financial position or results of operations of the Company.

11.   STOCK AND UNIT BASED COMPENSATION:

STOCK OPTION PLANS

         Crescent Equities has two stock incentive plans, the 1995 Stock Incentive Plan (the "1995 Plan") and the 1994 Stock Incentive Plan (the "1994 Plan"). Due to the approval of the 1995 Plan, additional options and restricted shares will no longer be granted under the 1994 Plan. Under the 1994 Plan, Crescent Equities had granted, net of forfeitures, 2,509,800 options and no restricted shares. The maximum number of options and/or restricted shares that Crescent Equities was able to initially grant at inception under the 1995 Plan was 2,850,000 shares. The maximum aggregate number of shares available for grant under the 1995 Plan increases automatically on January 1 of each year by an amount equal to 8.5% of the increase in the number of common shares and units outstanding since January 1 of the preceding year, subject to certain adjustment provisions. As of January 1, 2001, the number of shares Crescent Equities may grant under the 1995 Plan is 9,677,794. Under the 1995 Plan, Crescent Equities had granted, net of forfeitures, options and restricted shares of 8,546,700 and 23,715 respectively, through December 31, 2001. Under both Plans, options are granted at a price not less than the market value of the shares on the date of grant and expire ten years from the date of grant. The options that have been granted under the 1995 Plan vest over five years, with the exception of 500,000 options that vest over two years, 250,000 options that vest over three and a half years and 60,000 options that vest six months from the initial date of grant. The options that have been granted under the 1994 Plan vest over periods ranging from one to five years.

                               STOCK OPTIONS PLANS

         A summary of the status of Crescent Equities' 1994 and 1995 Plans as of December 31, 2001, 2000 and 1999 and changes during the years then ended is presented in the table below:

                                                       2001                      2000                       1999
                                            -------------------------  -------------------------   -----------------------
                                            OPTIONS TO      WTD. AVG.  OPTIONS TO      WTD. AVG.   OPTIONS TO    WTD. AVG.
                                             ACQUIRE        EXERCISE     ACQUIRE       EXERCISE     ACQUIRE       EXERCISE
                                              SHARES          PRICE      SHARES          PRICE       SHARES        PRICE
                                            ----------      ---------  ----------      ---------   ----------    ---------
Outstanding as of January 1,                    7,966        $   21        6,661        $   21        6,967        $   21
Granted                                           559            22        1,665            20        3,489            16
Exercised                                        (747)           17         (209)           15       (2,900)           13
Forfeited                                        (803)           20         (151)           20         (895)           30
Expired                                            --            --           --            --           --            --
                                               ------        ------       ------        ------       ------        ------
Outstanding/Wtd. Avg. as of December 31,        6,975        $   21        7,966        $   21        6,661        $   21
                                               ------        ------       ------        ------       ------        ------
Exercisable/Wtd. Avg. as of December 31,        3,127        $   24        2,630        $   23        1,721        $   24

         The following table summarizes information about the options outstanding and exercisable at December 31, 2001:

                                        OPTIONS OUTSTANDING                       OPTIONS EXERCISABLE
                          -----------------------------------------------    ----------------------------
                                          WTD. AVG. YEARS
                            NUMBER           REMAINING                         NUMBER
   RANGE OF               OUTSTANDING          BEFORE         WTD. AVG.      EXERCISABLE      WTD. AVG.
EXERCISE PRICES           AT 12/31/01        EXPIRATION    EXERCISE PRICE     AT 12/31/01  EXERCISE PRICE
---------------           -------------   ---------------  --------------    ------------  --------------
$11 to 19                    3,258          7.4 years          $ 16            1,252          $ 16
$19 to 27                    2,221          8.3                  22              599            22
$27 to 39                    1,496          6.1                  32            1,276            32
                             -----          ---------          ----            -----          ----
$11 to 39                    6,975          7.4 years          $ 21            3,127          $ 24
                             =====          =========          ====            =====          ====

UNIT PLANS

         The Operating Partnership has two unit incentive plans, the 1995 Unit Incentive Plan (the "1995 Unit Plan") and the 1996 Unit Incentive Plan (the "1996 Unit Plan"). The 1995 Unit Plan is designed to reward persons who are not trust managers, officers or 10% shareholders of the Company. An aggregate of 100,000 common shares are reserved for issuance upon the exchange of 50,000 units available for issuance to employees and advisors under the 1995 Unit Plan. As of December 31, 2001, an aggregate of 7,012 units had been distributed under the 1995 Unit Plan. The 1995 Unit Plan does not provide for the grant of options. There was no activity in the 1995 Unit Plan in 2001, 2000 or 1999. The 1996 Unit Plan provides for the grant of options to acquire up to 2,000,000 units. Through December 31, 2001, the Operating Partnership had granted, net of forfeitures, options to acquire 1,778,571 units. Forfeited options are available for grant. The unit options granted under the 1996 Unit Plan were priced at fair market value on the date of grant, generally vest over seven years, and expire ten years from the date of grant. Pursuant to the terms of the unit options granted under the 1996 Unit Plan, because the fair market value of the Company's common shares equaled or exceeded $25 for each of ten consecutive trading days, the vesting of an aggregate of 500,000 units was accelerated and such units became immediately exercisable in 1996. In addition, 100,000 unit options vest 50% after three years and 50% after five years. Under the 1996 Unit Plan, each unit that may be purchased is exchangeable, as a result of shareholder approval in June 1997, for two common shares or, at the option of the Company, an equivalent amount of cash.

         A summary of the status of the Company's 1996 Unit Plan as of December 31, 2001, 2000 and 1999, and changes during the years then ended is presented in the table below (assumes each unit is exchanged for two common shares):

                         1996 UNIT INCENTIVE OPTION PLAN

                                                     2001                          2000                           1999
                                          ----------------------------  ---------------------------   ----------------------------
                                             SHARES       WTD. AVG.        SHARES       WTD. AVG.        SHARES       WTD. AVG.
                                           UNDERLYING   EXERCISE PRICE   UNDERLYING  EXERCISE PRICE    UNDERLYING   EXERCISE PRICE
                                          UNIT OPTIONS    PER SHARE     UNIT OPTIONS    PER SHARE     UNIT OPTIONS    PER SHARE
                                          ------------  --------------  ------------ --------------   ------------  --------------
Outstanding as of January 1,                   2,414        $   17          2,414         $   17          4,000         $   18
Granted                                           --            --             --             --            200             16
Exercised                                        (20)           18             --             --         (1,143)            18
Forfeited                                         --            --             --             --           (643)            18
Expired                                           --            --             --             --             --             --
                                              ------        ------         ------         ------         ------         ------
Outstanding/Wtd. Avg. as of December 31,       2,394        $   17          2,414         $   17          2,414         $   17
                                              ------        ------         ------         ------         ------         ------
Exercisable/Wtd. Avg. as of December 31,       1,766        $   18          1,571         $   18          1,143         $   18

       Effective March 5, 2001, the Operating Partnership granted options to acquire 150,000 Units to Dennis H. Alberts, in connection with his employment as the Chief Operating Officer of the General Partner and the Company. The 300,000 common share equivalents were priced at $21.84 per share, which equals the fair market value of the Company's common shares at the date of grant.

STOCK OPTION AND UNIT PLANS

       The Company applies APB No. 25 in accounting for options granted pursuant to the 1995 Plan, the 1994 Plan and the 1996 Unit Plan (collectively, the "Plans"). Accordingly, no compensation cost has been recognized for the Plans. Had compensation cost for the Plans been determined based on the fair value at the grant dates for awards under the Plans, consistent with SFAS No. 123, the Company's net income and earnings per share would have been reduced to the following pro forma amounts:

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                                 2001                           2000                          1999
                                     ---------------------------     --------------------------    ---------------------------
                                     AS REPORTED      PRO FORMA      AS REPORTED     PRO FORMA     AS REPORTED      PRO FORMA
                                     -----------     -----------     -----------    -----------    -----------     -----------
Basic EPS:
  Net (Loss) Income available to
    common shareholders              $   (18,160)    $   (23,301)    $   231,716    $   226,112    $    (7,441)    $   (12,998)
Diluted EPS:
  Net (Loss) Income available to
    common shareholders                  (18,160)        (23,301)        231,716        226,112         (7,441)        (12,998)
Basic (Loss) Earnings  per Share           (0.17)          (0.22)           2.05           1.99          (0.06)          (0.11)
Diluted (Loss) Earnings per Share          (0.17)          (0.22)           2.02           1.97          (0.06)          (0.11)

       At December 31, 2001, 2000 and 1999, the weighted average fair value of options granted was $2.73, $2.46 and $2.80, respectively. The fair value of each option is estimated at the date of grant using the Black-Scholes option-pricing model using the following expected weighted average assumptions in the calculation.

                                                FOR THE YEAR ENDED DECEMBER 31,
                                            ----------------------------------------
                                              2001            2000            1999
                                            --------        --------        --------
Life of options                             10 years        10 years        10 years
Risk-free interest rates                         4.4%            8.0%            8.0%
Dividend yields                                  8.3%           10.0%           12.0%
Stock price volatility                          25.7%           26.0%           27.0%

12.  SALE OF PREFERRED EQUITY INTERESTS IN SUBSIDIARY:

         During the year ended December 31, 2000, the Company formed Funding IX and contributed seven Office Properties and two Resort/Hotel Properties to Funding IX. As of December 31, 2001, Funding IX held seven Office Properties and one Resort/Hotel Property. The Company owns 100% of the common voting interests in Funding IX, 0.1% in the form of a general partner interest and 99.9% in the form of a limited partner interest.


         Also, during the year ended December 31, 2000, GMAC Commercial Mortgage Corporation ("GMACCM") purchased $275,000 of non-voting, redeemable preferred Class A Units in Funding IX (the "Class A Units"). The Class A Units in Funding IX were redeemable at the Company's option at the original purchase price. As of December 31, 2000, the Company had redeemed approximately $56,600 million of the Class A Units in Funding IX from GMACCM and GMACCM held $218,400 of Class A Units. No redemption occurred during the year ended December 31, 2001.

         The Class A Units received a preferred variable-rate dividend calculated at LIBOR plus 450 basis points, or approximately 6.6% per annum, as of December 31, 2001, and increasing to LIBOR plus 550 basis points beginning March 15, 2002.

         Funding IX loaned the net proceeds of the sale of Class A Units in Funding IX through an intracompany loan to Crescent SH IX, Inc. ("SH IX"), for the purchase of common shares of the Company. See "Share Repurchase Program" below. This intracompany loan is eliminated in consolidation.


13.  SHAREHOLDERS' EQUITY:

EMPLOYEE STOCK PURCHASE PLAN

         On June 25, 2001, the shareholders of the Company approved a new Employee Stock Purchase Plan (the "ESPP") that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code ("IRC") of 1986, as amended. The ESPP is regarded as a noncompensatory plan under APB No. 25, because it meets the qualifications under IRC 423. Under the terms of the ESPP, eligible employees may purchase common shares of the Company at a price that is equal to 90% of the lower of the common shares' fair market value at the beginning or the end of a quarterly period. The fair market value of a common share is equal to the last sale price of the common shares on the New York Stock Exchange. Eligible employees may purchase the common shares through payroll deductions of up to 10% of eligible compensation. The ESPP is not subject to the provisions of ERISA. The ESPP was effective October 1, 2001, and will terminate on May 14, 2011.

         The 1,000,000 common shares that may be issued pursuant to the purchase of common shares under the ESPP represent less than 0.96% of the Company's outstanding common shares at December 31, 2001.

FORWARD SHARE PURCHASE AGREEMENT

         On August 12, 1997, the Company entered into two transactions with affiliates of the predecessor of UBS AG ("UBS"). In one transaction, the Company sold 4,700,000 common shares to UBS for approximately $148,000 and received approximately $145,000 in net proceeds. In the other transaction, the Company entered into a forward share purchase agreement (the "Forward Share Purchase Agreement") with UBS. The Company had the right to settle the Forward Share Purchase Agreement in cash or common shares. On August 11, 1998, the Company paid a fee of approximately $3,000 to UBS in connection with the exercise by the Company and UBS of the right to extend the term of the Forward Share Purchase Agreement until August 12, 1999.

         The Forward Share Purchase Agreement was accounted for under the Emerging Issues Task Force (the "EITF") Issue No. 96-13. The Forward Share Purchase Agreement and the related common stock was accounted for together as an equity instrument, similar to a preferred stock instrument with a cumulative fixed dividend, the forward accretion component or the guaranteed return to UBS was accounted for like a preferred dividend. Additionally, the common shares actually issued and outstanding were considered in both the basic and diluted weighted-average shares calculations. The diluted EPS calculation also included any contingently issuable common shares.

         On June 30, 1999, the Company settled the Forward Share Purchase Agreement with affiliates of the predecessor of UBS. At settlement of the Forward Share Purchase Agreement, the Company made a cash payment of approximately $149,000 (the "Settlement Price") to UBS in exchange for the return by UBS to the Company of 7,299,760 common shares.

         The number of common shares returned to the Company is equal to the 4,700,000 common shares originally issued to UBS plus 2,599,760 common shares subsequently issued by the Company, because of a decline in its stock price. The additional shares were issued as collateral for the Company's obligation to purchase 4,700,000 common shares from UBS by August 12, 1999. The Settlement Price was calculated based on the gross proceeds the Company received from the original issuance of 4,700,000 common shares to UBS, plus a forward accretion component equal to 90-day LIBOR plus 75 basis points, minus an adjustment for the Company's distributions paid to UBS. The forward accretion component represented a guaranteed rate of return to UBS.

SHARE REPURCHASE PROGRAM

         On October 15, 2001, the Company's Board of Trust Managers authorized an increase in the amount of outstanding common shares that can be repurchased from time to time in the open market or through privately negotiated transactions (the "Share Repurchase Program") from $500,000 to $800,000.


         The Company commenced its Share Repurchase Program in March 2000. As of December 31, 2001, the Company had repurchased 18,756,423 common shares, 20,286 of which have been retired, at an average price of $19.09 per common share for an aggregate of approximately $358,115. As of December 31, 2001, the Company held 14,468,623 of the repurchased common shares in SH IX, a wholly-owned subsidiary. The 14,468,623 common shares were repurchased with the net proceeds of the sale of Class A Units in Funding IX and with a portion of the net proceeds from the sale of one of the Properties held by Funding IX. See "Note
12. Sale of Preferred Equity Interests in Subsidiary." These common shares are consolidated as treasury shares in accordance with GAAP.

         The Company expects the Share Repurchase Program to continue to be funded through a combination of debt, equity, joint venture capital and selected asset disposition alternatives available to the Company. The amount of common shares that the Company will actually purchase will be determined from time to time, in its reasonable judgment, based on market conditions and the availability of funds, among other factors. There can be no assurance that any number of common shares will actually be purchased within any particular time period.

SHARE REPURCHASE AGREEMENT

         On November 19, 1999, the Company entered into an agreement (the "Share Repurchase Agreement") with UBS to purchase a portion of its common shares from UBS. The Company had the option to settle the Share Repurchase Agreement in cash or common shares. During the year ended December 31, 2000, the Company purchased the 5,809,180 common shares from UBS at an average cost of $17.62 per common share for an aggregate of approximately $102,333 under the Share Repurchase Agreement with UBS.

         The Share Repurchase Agreement was accounted for under EITF 96-13 and was considered an equity instrument similar to a preferred stock instrument with a cumulative fixed dividend, the forward accretion component or guaranteed return to UBS was accounted for like a preferred dividend. Additionally, the common shares actually issued and outstanding were considered in both the basic and diluted weighted-average shares calculations. The diluted EPS calculation also included any contingently issuable common shares.

         The Company has no further obligation under the Share Repurchase Agreement. The purchases were funded primarily through the sale of Class A Units in Funding IX. See "Note 12. Sale of Preferred Equity Interests in Subsidiary."

DISTRIBUTIONS

         On October 17, 2001, the Company announced that due to its revised cash flow expectations in the uncertain economic environment and measuring its payout ratios to those of the Company's peer group, the Company was reducing its quarterly distribution from $0.55 per common share, or an annualized distribution of $2.20 per common share, to $0.375 per common share, or an annualized distribution of $1.50 per common share.

         The following table summarizes the distributions paid or declared to common shareholders, unitholders and preferred shareholders during the year ended December 31, 2001.

                                                                                                    ANNUAL
                                DIVIDEND/           TOTAL           RECORD         PAYMENT         DIVIDEND/
         SECURITY             DISTRIBUTION          AMOUNT           DATE           DATE         DISTRIBUTION
-------------------------     ------------       -----------       ---------      ---------      ------------
Common Shares/Units(1)         $   0.550         $  74,697(2)        1/31/01        2/15/01      $    2.20
Common Shares/Units(1)         $   0.550         $  74,789(2)        4/30/01        5/15/01      $    2.20
Common Shares/Units(1)         $   0.550         $  74,986(2)        7/31/01        8/15/01      $    2.20
Common Shares/Units(1)         $   0.375(3)      $  49,937(2)       10/31/01       11/15/01      $    1.50(3)
Common Shares/Units(1)         $   0.375(3)      $  49,706(2)        1/31/02        2/15/02      $    1.50(3)
6 3/4% Series A Preferred
   Shares                      $   0.422         $   3,375           1/31/01        2/15/01      $    1.69
6 3/4% Series A Preferred
   Shares                      $   0.422         $   3,375           4/30/01        5/15/01      $    1.69
6 3/4% Series A Preferred
   Shares                      $   0.422         $   3,375           7/31/01        8/15/01      $    1.69
6 3/4% Series A Preferred
   Shares                      $   0.422         $   3,375          10/31/01       11/15/01      $    1.69
6 3/4% Series A Preferred
   Shares                      $   0.422         $   3,375           1/31/02        2/15/02      $    1.69

----------

(1) Represents one-half the amount of the distribution per unit because each unit is exchangeable for two common shares.

(2) These distribution amounts include $7,958 for each of the distributions paid on February 15, 2001, May 15, 2001, August 15, 2001, and $5,426
         for each of the distributions paid on November 15, 2001 and February 15, 2002, which were paid on common shares held by the Company in Crescent SH IX, and which are eliminated in consolidation.

(3) On October 17, 2001, the Company announced a reduction in its quarterly distribution from $0.55 per common share, or an annualized distribution of $2.20 per common share, to $0.375 per common share, or an annualized distribution of $1.50 per common share.

       The distributions to common shareholders and unitholders paid during the year ended December 31, 2000, were $298,547, or $2.20 per common share and equivalent unit. As of December 31, 2000, the Company was holding 14,468,623 of its common shares in Crescent SH IX. The distribution amounts above include $17,313 of distributions for the year ended

December 31, 2000, which were paid for common shares held by the Company, and which are eliminated in consolidation. The distributions to common shareholders and unitholders paid during the year ended December 31, 1999, were $298,125, or $2.20 per common share and equivalent unit.

         The distributions to preferred shareholders during the year ended December 31, 2000, were $13,500, or $1.6875 per preferred share.

Common Shares

         Following is the income tax status of distributions paid on common shares and equivalent units during the years ended December 31, 2001, and 2000 to common shareholders:

                                            2001         2000
                                            ----         ----
Ordinary dividend                           50.3%        51.5%
Capital gain                                  --          6.4%
Return of capital                           49.7%        35.9%
Unrecaptured Section 1250 gain                --          6.2%

Preferred Shares

         Following is the income tax status of distributions paid during the years ended December 31, 2001 and 2000 to preferred shareholders:

                                            2001       2000
                                            ----       ----
Ordinary dividend                            100%      83.7%
Capital gain                                  --        8.2%
Unrecaptured Section 1250 gain                --        8.1%

14.       MINORITY INTEREST:

         Minority interest represents (i) the limited partner interests owned by limited partners in the Operating Partnership ("units"), and (ii) joint venture and preferred equity interests held by third parties in other consolidated subsidiaries. Each unit may be exchanged for either two common shares or, at the election of the Company, cash equal to the fair market value of two common shares at the time of the exchange. When a unitholder exchanges a unit, Crescent Equities' percentage interest in the Operating Partnership increases. During the year ended December 31, 2001, there were 401,302 units exchanged for 802,604 common shares of Crescent Equities.

15.      RELATED PARTY DISCLOSURES:

DBL HOLDINGS, INC. ("DBL")

         As of December 31, 2001, the Company owned 97.44% of DBL with the remaining 2.56% economic interest in DBL (including 100% of the voting interest in DBL) held by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company. Originally, Mr. Goff contributed his voting interests in MVDC and HADC, originally valued at approximately $380, and approximately $63 in cash, or total consideration valued at approximately $443 for his interest in DBL.

         DBL has two wholly owned subsidiaries, DBL-ABC, Inc. and DBL-CBO, Inc., the assets of which are described in the following paragraphs, and DBL directly holds 66% of the voting stock in Mira Vista and HADC. At December 31, 2001, Mr. Goff's interest in DBL was approximately $554.

         Since June 1999, the Company contributed approximately $23,800 to DBL. The contribution was used by DBL to make an equity contribution to DBL-ABC, Inc., which committed to purchase a limited partnership interest representing a 12.5% interest in G2 Opportunity Fund, LP ("G2"). G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments and is managed and controlled by an entity that is owned equally by Goff-Moore Strategic Partners, LP ("GMSP") and GMACCM. The ownership structure of GMSP consists of 50% ownership by Darla Moore, who is married to Richard Rainwater, Chairman of the Board of Trust Managers of the

Company and 50% by John Goff. Mr. Rainwater is also a limited partner of GMSP. At December 31, 2001, DBL had an approximately $14,100 investment in G2.

         In March 1999, DBL-CBO, Inc. acquired $6,000 aggregate principal amount of Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a Cayman Island limited liability company. At December 31, 2001 this investment was valued at approximately $5,400.

COPI COLORADO, L. P.

         As of December 31, 2001, Crescent Resort Development, Inc. ("CRD") was owned 90% by the Company and the remaining 10%, representing 100% of the voting stock, was owned by COPI Colorado, L. P., of which 60% was owned by COPI, with 20% owned by John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company and 20% owned by a third party.

         On February 14, 2002, the Company executed an agreement with COPI, pursuant to which COPI transferred to the Company, in lieu of foreclosure, COPI's 60% general partner interest in COPI Colorado. As a result, the Company indirectly owns a 96% interest in CRD, John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, owns a 2.0% interest and the remaining 2.0% interest is owned by a third party. The Company will fully consolidate the operations of CRD beginning on the date of the asset transfer.

LOANS TO EMPLOYEES AND TRUST MANAGERS OF THE COMPANY FOR EXERCISE OF STOCK OPTIONS AND UNIT OPTIONS

         As of December 31, 2001, the Company had approximately $32,900 of loans outstanding (including approximately $4,378 loaned during the year ended December 31, 2001) to certain employees and trust managers of the Company on a full recourse basis pursuant to the Company's stock incentive plans and unit incentive plans pursuant to an agreement approved by the Board of Directors and the Executive Compensation Committee of the Company. The proceeds of these loans were used by the employees and the trust managers to acquire common shares of the Company pursuant to the exercise of vested stock and unit options. Pursuant to the loan agreements, these loans may be repaid in full or in part at any time without premium or penalty. John Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, had a loan representing $26,300 of the $32,900 total outstanding loans at December 31, 2001.

         Every month, federal short-term, mid-term and long-term rates (Applicable Federal Rates) are determined and published by the IRS based upon average market yields of specified maturities. Effective November 1, 2001, these loans were amended to reduce the interest rates for their remaining terms to the Applicable Federal Rates. As a result, the interest rates on loans with remaining terms of three years or less at November 1, 2001 were reduced to approximately 2.7% per year and the interest rates on loans with remaining terms greater than three years as of November 1, 2001 were reduced to approximately 4.07% per year. These amended interest rates reflect below prevailing market interest rates; therefore, the Company recorded $750 of compensation expense for the year ended December 31, 2001. Approximately $466 of interest was outstanding related to these loans as of December 31, 2001.

16.      COPI:

         In April 1997, the Company established a new Delaware corporation, Crescent Operating, Inc. or COPI. All of the outstanding common stock of COPI, valued at $0.99 per share, was distributed, effective June 12, 1997, to those persons who were limited partners of the Operating Partnership or shareholders of the Company on May 30, 1997, in a spin-off.

         COPI was formed to become a lessee and operator of various assets to be acquired by the Company and to perform the intercompany agreement between COPI and the Company, pursuant to which each agreed to provide the other with rights to participate in certain transactions. The Company was not permitted to operate or lease these assets under the tax laws, in effect at that time, applicable to REITs. In connection with the formation and capitalization of COPI, and the subsequent operations and investments of COPI since 1997, the Company made loans to COPI under a line of credit and various term loans.

         On January 1, 2001, The REIT Modernization Act became effective. This legislation allows the Company, through its subsidiaries, to operate or lease certain of its investments that had been previously operated or leased by COPI.

         COPI and the Company entered into an asset and stock purchase agreement on June 28, 2001, in which the Company agreed to acquire the lessee interests in the eight Resort/Hotel Properties leased to subsidiaries of COPI, the voting interests held by subsidiaries of COPI in three of the Company's Residential Development Corporations and other assets in exchange for $78,400. In connection with that agreement, the Company agreed that it would not charge interest on its loans to COPI from May 1, 2001 and that it would allow COPI to defer all principal and interest payments due under the loans until December 31, 2001.

         Also on June 28, 2001, the Company entered into an agreement to make a $10,000 investment in Crescent Machinery Company ("Crescent Machinery"), a wholly owned subsidiary of COPI. This investment, together with capital from a third-party investment firm, was expected to put Crescent Machinery on solid financial footing.

         Following the date of the agreements relating to the acquisition of COPI assets and stock and the investment in Crescent Machinery, the results of operations for the COPI hotel operations and the COPI land development interests declined, due in part to the slowdown in the economy after September 11. In addition, Crescent Machinery's results of operations suffered because of the economic environment and the overall reduction in national construction levels that has affected the equipment rental and sale business, particularly post September 11. As a result, the Company believes that a significant additional investment would have been necessary to adequately capitalize Crescent Machinery and satisfy concerns of Crescent Machinery's lenders.

         The Company stopped recording rent from the leases of the eight Resort/Hotel Properties leased to subsidiaries of COPI on October 1, 2001, and recorded the following impairment and other adjustments related to COPI in the fourth quarter of 2001, based on the estimated fair value of the underlying collateral.

IMPAIRMENT AND OTHER ADJUSTMENTS RELATED TO COPI

Resort/Hotel Accounts Receivable, net of allowance             $ 33,200
Resort/Hotel Straight-Line Rent                                  12,700
Notes Receivable and Accrued Interest                            71,500
Asset transaction costs                                           2,800
                                                               --------
                                                               $120,200
Less estimated collateral value to be received from COPI:
Estimated Fair Value of Resort/Hotel FF&E                      $  6,900
Estimated Fair Value of Voting Stock of
  Residential Development Corporations                         $ 38,500
                                                               --------
                                                               $ 45,400
                                                               --------
Impairment of assets                                           $ 74,800

Plus Estimated Costs Related to  COPI Bankruptcy                 18,000
                                                               --------
Impairment and other charges related to COPI                   $ 92,800
                                                               ========


         For a description of the COPI assets transferred to subsidiaries of the Company subsequent to December 31, 2001, see "Note 22. Subsequent Events."


17.      DISPOSITIONS:

OFFICE SEGMENT

         On September 18, 2001, the Company completed the sale of the two Washington Harbour Office Properties. The sale generated net proceeds of approximately $153,000 and a net loss of approximately $9,800. The proceeds from the sale of the Washington Harbour Office Properties were used primarily to pay down variable-rate debt and repurchase approximately 4.3 million of the Company's common shares. The Washington Harbour Office Properties were the Company's only Office Properties in Washington, D.C.

         On September 28, 2001, the Woodlands Office Equities - '95 Limited ("WOE"), owned by the Company and the Woodlands CPC, sold two Office Properties located within The Woodlands, Texas. The sale generated net proceeds of approximately $11,281, of which the Company's portion was approximately $9,857. The sale generated a net gain of approximately $3,418, of which the Company's portion was approximately $2,987. The proceeds received by the Company were used primarily to pay down variable-rate debt.

         On December 20, 2001, WOE sold one Office Property located within The Woodlands, Texas. The sale generated net proceeds of approximately $2,016, of which the Company's portion was approximately $1,761. The sale generated a net gain of approximately $1,688, of which the Company's portion was approximately $1,475. The proceeds received by the Company were used primarily to pay down variable-rate debt.

         The following table summarizes the condensed results of operations for the years ended December 31, 2001, 2000 and 1999 for the five Office Properties sold during 2001.

                                     FOR THE YEAR
                                   ENDED DECEMBER 31,
                          ------------------------------------
                           2001            2000         1999
                          -------         -------      -------
Revenue                   $16,673         $22,751      $20,683
Operating Expenses          5,998           7,460        6,588
                          -------         -------      -------
Net Operating Income      $10,675(1)      $15,291      $14,095
                          =======         =======      =======

----------

(1) Net operating income for 2001 only includes the period for which the disposition Properties were held during the year.

         During the year ended December 31, 2000, the Company completed the sale of 11 wholly-owned Office Properties. The sale of the 11 Office Properties generated approximately $268,233 of net proceeds. The proceeds were used primarily to pay down variable-rate debt. The Company recognized a net gain, which is included in Gain on Property Sales, net, of approximately $35,841 related to the sale of the 11 Office Properties during the year ended December 31, 2000. During the year ended December 31, 1999, the Company recognized an impairment loss of approximately $16,800 on one of the 11 Office Properties sold during the year ended December 31, 2000. The Company also recognized a loss of approximately $5,000, which is included in Gain on Property Sales, net, during the year ended December 31, 2000 on one of the 11 Office Properties sold. The losses represented the differences between the carrying values of the Office Properties and the sales prices less costs of the sales.

         During the year ended December 31, 2000, the Woodlands Retail Equities
- '96 Limited, owned by the Company and The Woodlands CPC, completed the sale of its retail portfolio, consisting of the Company's four retail properties located in The Woodlands, Texas. The sale generated approximately $42,700 of net proceeds, of which the Company's portion was approximately $32,000. The sale generated a net gain of approximately $6,500, of which the Company's portion was approximately $4,900. The proceeds received by the Company were used primarily to pay down variable-rate debt. The net operating income for the years ended December 31, 2000 and 1999 for the four retail properties was $15 and $3,792, respectively. Net operating income for the year ended 2000 only includes the periods for which these properties were held during the year.

RESORT/HOTEL SEGMENT


         On November 3, 2000, the Company completed the sale of the Four Seasons Hotel - Houston for a sales price of approximately $105,000. The Company used approximately $19,700 of the proceeds to buy out the Property lease with COPI and the asset management contract, and for other transaction costs. The sale generated net proceeds of approximately $85,300. The Company also used approximately $56,600 of the net proceeds to redeem Class A Units in Funding IX, through which the Company owned the Property, from GMACCM. See "Note 12. Sale of Preferred Equity Interests in Subsidiary" for a description of the ownership structure of Funding IX. The sale generated a net gain, which is included in Gain on Property Sales, net, of approximately $28,715. The Company's net operating income for the years ended December 31, 2000 and 1999 for the Four Seasons Hotel - Houston was $8,048 and $9,237, respectively. The operating results of this property are included in operating income for 2000 only for the periods for which this Property was held during the year.

18.      QUARTERLY FINANCIAL INFORMATION (UNAUDITED):

                                                                                                    2001
                                                                        -----------------------------------------------------------
                                                                        MARCH 31,       JUNE 30,      SEPTEMBER 30,    DECEMBER 31,
                                                                        ---------       ---------     -------------    ------------
Revenues                                                                $ 177,700       $ 189,185       $ 174,928       $ 150,178
Income before minority interests, extraordinary item and
    discontinued operations                                                40,896          34,041          30,350         (77,743)
Minority interests                                                         (9,752)         (8,337)         (8,049)          4,709
Extraordinary item                                                             --         (10,802)             --              --
Discontinued operations                                                       104              60             158            (294)
Net income available to common shareholders
   - basic                                                                 27,873          11,587          19,084         (76,704)
   - diluted                                                               27,873          11,587          19,084         (76,704)

Per share data:
   Basic Earnings Per Common Share
    - Income before extraordinary item and discontinued operations           0.26            0.21            0.18           (0.72)
    - Extraordinary item                                                       --           (0.10)             --              --
    - Discontinued operations                                                  --              --              --              --
    - Net income                                                             0.26            0.11            0.18           (0.72)
   Diluted Earnings Per Common Share
    - Income before extraordinary item and discontinued operations            0.26            0.20            0.17           (0.72)
    - Extraordinary item                                                       --           (0.10)             --              --
    - Discontinued operations                                                  --              --              --              --
    - Net income                                                             0.26            0.10            0.17           (0.72)

                                                                                                    2000
                                                                        -----------------------------------------------------------
                                                                        MARCH 31,       JUNE 30,      SEPTEMBER 30,    DECEMBER 31,
                                                                        ---------       ---------     -------------    ------------
Revenues                                                                $ 174,514       $ 173,910       $ 176,187       $ 189,246
Income before minority interests, extraordinary item, and
    discontinued operations                                                61,865          44,409         100,643          95,151
Minority interests                                                         (7,017)         (8,628)        (17,675)        (17,570)
Extraordinary Item                                                         (3,928)             --              --              --
Discontinued operations                                                       202             281             208             181
Net income available to common shareholders
   - basic                                                                 45,671          31,969          83,175          70,901
   - diluted                                                               45,671          31,969          83,175          70,901

Per share data:
   Basic Earnings Per Common Share
    - Income before extraordinary item and discontinued operations           0.42            0.28            0.71            0.66
    - Extraordinary item                                                    (0.03)             --              --              --
    - Discontinued operations                                                  --              --              --            0.01
    - Net income                                                             0.39            0.28            0.71            0.67
   Diluted Earnings Per Common Share
    - Income before extraordinary item and discontinued operations           0.42            0.27            0.70            0.65
    - Extraordinary item                                                    (0.03)             --              --              --
    - Discontinued operations                                                  --              --              --            0.01
    - Net income                                                             0.39            0.27            0.70            0.66

19.       BEHAVIORAL HEALTHCARE PROPERTIES:

         As of December 31, 1999, the behavioral healthcare segment consisted of 88 behavioral healthcare properties in 24 states, all of which were leased to CBHS and its subsidiaries under a triple-net master lease. During the year ended December 31, 1999, the Company received cash rental payments of approximately $35,300 from CBHS, which is included in Interest and Other Income. However, during 1999, CBHS's business was negatively affected by many factors, including adverse industry conditions, and CBHS failed to perform in accordance with its operating budget. In the third quarter of 1999 CBHS was unable to meet its rental obligation to the Company. In the third quarter of 1999, the Company, COPI, Magellan Health Services, Inc. ("Magellan") and CBHS commenced a recapitalization of CBHS. As part of this recapitalization, the Company commissioned an independent public accounting firm to assist in the evaluation of alternatives related to CBHS, which included an appraisal of the behavioral healthcare properties.

         The following financial statement charges were made with respect to the Company's investment in the behavioral healthcare properties in the third quarter of 1999:

o CBHS rent was reflected on a cash basis beginning in the third quarter of 1999 due to the uncertainty that CBHS would be able to fulfill its rental obligations under the lease;

o The Company wrote-off the rent that was deferred according to the CBHS lease agreement from the commencement of the lease in June of 1997 through June 30, 1999. The balance written-off totaled $25,600;

o The Company wrote-down its behavioral healthcare real estate assets by approximately $103,800 to a book value of $245,000;

o    The Company wrote-off Magellan warrants of $12,500;

o The Company recorded approximately $15,000 of additional expense to be used by CBHS as working capital; and

o The Company ceased recording depreciation expense beginning in November of 1999 on the behavioral healthcare properties that were classified as held for disposition.


         On February 16, 2000, CBHS and all of its subsidiaries that are subject to the master lease with the Company filed voluntary Chapter 11 bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware.

         During the year ended December 31, 2000, payment and treatment of rent for the behavioral healthcare properties was subject to a rent stipulation agreed to by certain of the parties involved in the CBHS bankruptcy proceeding. The Company received approximately $15,400 in rent and interest from CBHS during the year ended December 31, 2000, which is included in Interest and Other Income. The Company also completed the sale of 60 behavioral healthcare properties previously classified as held for disposition during the year ended December 31, 2000 (contained in Net Investment in Real Estate). The sales generated approximately $233,700 in net proceeds and a net gain of approximately $58,600 for the year ended December 31, 2000. The net proceeds from the sale of the 60 behavioral healthcare properties sold during the year ended December 31, 2000 were used primarily to pay down variable-rate debt. During the year ended December 31, 2000, the Company recognized an impairment loss of approximately $9,300 on the behavioral healthcare properties held for disposition, which is included in Impairment and Other Charges Related to Real Estate Assets. This amount represents the difference between the carrying values and the estimated sales prices less the costs of the sales. At December 31, 2000, the carrying value of the 28 behavioral healthcare properties classified as held for disposition was approximately $68,500 (contained in Net Investment in Real Estate). Depreciation has not been recognized since the dates the behavioral healthcare properties were classified as held for sale.

         The Company received approximately $6,000 in repayments of a working capital loan from CBHS during the year ended December 31, 2001, which is included in Interest and Other Income. The Company also completed the sale of 18 behavioral healthcare properties previously classified as held for disposition during the year ended December 31, 2001 (contained in Net Investment in Real Estate). The sales generated approximately $34,700 in net proceeds and a net gain of approximately $1,600 for the year ended December 31, 2001. The net proceeds from the sale of the 18 behavioral healthcare properties sold during the year ended December 31, 2001 were used primarily to pay down variable-rate debt.

         During the year ended December 31, 2001, the Company recognized an impairment loss of approximately $8,500 on the behavioral healthcare properties held for disposition, which is included in Impairment and Other Charges Related to Real Estate Assets. This amount represents the difference between the carrying values and the estimated sales prices less the costs of the sales. At December 31, 2001, the carrying value of the 10 behavioral healthcare properties classified as held for disposition was approximately $27,900 (contained in Net Investment in Real Estate). Depreciation has not been recognized since the dates the behavioral healthcare properties were classified as held for sale.

20.      BROADBAND:

         In 2000, the Company made an equity investment in Broadband Office, Inc. ("Broadband"), (a facilities-based provider of broadband data, video and voice communication services delivered over fiber optic networks), and related entities. In May 2001, Broadband filed for Chapter 11 bankruptcy protection, and the Company's investment in Broadband was approximately $7,200. Yipes Communications Group, Inc. ("Yipes"), another telecom provider, has received approval from the federal bankruptcy court to acquire certain rights formerly owned by Broadband. In addition, Yipes has executed agreements with nine major real estate entities, including the Company, to assume telecom licensing agreements, in modified formats. As part of this transaction, the Company acquired ownership of certain telecom assets previously owned by Broadband and located within office properties in consideration for conveyance of its equity interest in Broadband to Yipes. These telecom assets were independently appraised and valued in excess of the Company's equity interest in Broadband. As a result, the Company reclassified its investment in Broadband of approximately $7,200 from Other Assets to Building Improvements during the year ended December 31, 2001. Therefore, Broadband's bankruptcy did not have a material effect on the Company's results of operations for the year ended December 31, 2001 or its financial position as of December 31, 2001.

21.      SETTLEMENT OF MERGER DISPUTE:

STATION CASINOS, INC. ("STATION")

         As of April 14, 1999, the Company and Station entered into a settlement agreement for the mutual settlement and release of all claims between the Company and Station arising out of the agreement and plan of merger between the Company and Station, which the Company terminated in August 1998. As part of the settlement agreement, the Company paid $15,000 to Station on April 22, 1999.

22.      SUBSEQUENT EVENTS:


     OFFICE PROPERTY DISPOSITIONS

         On January 18, 2002, the Company completed the sale of the Cedar Springs Office Property located in Dallas, Texas. The sale generated net proceeds of approximately $12,000 and a net gain of approximately $4,500. The proceeds from the sale of Cedar Springs were used primarily to pay down variable-rate debt.

         On August 1, 2002, the Company completed the sale of 6225 North 24th Street Office Property in Phoenix, Arizona. The sale generated net proceeds of approximately $9,000 and a net gain of approximately $1,300. The proceeds from the sale of the 6225 North 24th Street Office Property were used to redeem Class A Units from GMACCM. This Office Property was wholly-owned by the Company and was included in the Company's Office Segment.


     COPI

         On January 22, 2002, the Company terminated the purchase agreement pursuant to which the Company would have acquired the lessee interests in the eight Resort/Hotel Properties leased to subsidiaries of COPI, the voting interests held by subsidiaries of COPI in three of the Residential Development Corporations and other assets. On February 4, 2002, the Company terminated the agreement relating to its planned investment in Crescent Machinery.

         On February 6, 2002, Crescent Machinery filed for protection under the federal bankruptcy laws.

         On February 12, 2002, the Company delivered default notices to COPI relating to approximately $49,000 of unpaid rent and approximately $76,200 of principal and accrued interest due to the Company under certain secured loans.


         On February 14, 2002, the Company executed an agreement (the "Agreement") with COPI, pursuant to which COPI transferred to subsidiaries of the Company, in lieu of foreclosure, COPI's lessee interests in the eight Resort/Hotel Properties leased to subsidiaries of COPI and, pursuant to a strict foreclosure, COPI's voting interests in three of the Company's Residential Development Corporations and other assets and the Company agreed to assist and provide funding to COPI for the implementation of a prepackaged bankruptcy of COPI. In connection with the transfer, COPI's rent obligations to the Company were reduced by $23,600, and its debt obligations were reduced by $40,100. These amounts include $18,300 of value attributed to the lessee interests transferred by COPI to the Company; however, in accordance with GAAP, the Company assigned no value to these interests for financial reporting purposes.


         The Company holds the lessee interests in the eight Resort/Hotel Properties and the voting interests in the three Residential Development Corporations through three newly organized limited liability companies that are wholly owned taxable REIT subsidiaries of the Company. The Company will include these assets in its Resort/Hotel Segment and its

Residential Development Segment, and will fully consolidate the operations of the eight Resort/Hotel Properties and the three Residential Development Corporations, beginning on the date of the transfers of these assets.


          The Agreement provides that the Company and COPI will jointly seek to have a pre-packaged bankruptcy plan for COPI, reflecting the terms of the Agreement, approved by the bankruptcy court. Under the Agreement, the Company agreed to provide approximately $14,000 to COPI in the form of cash and common shares of the Company to fund costs, claims and expenses relating to the bankruptcy and related transactions, and to provide for the distribution of the Company's common shares to the COPI stockholders. The Company has also agreed, however, that it will issue common shares with a minimum dollar value of approximately $2,200 to the COPI stockholders, even if it would cause the total costs, claims and expenses that it pays to exceed $14,000. Currently, the Company estimates that the value of the common shares that will be issued to the COPI stockholders will be approximately $2,200 to $5,400. The actual value of the common shares issued to the COPI stockholders will not be determined until the confirmation of COPI's bankruptcy plan and could vary from the estimated amounts, but will have a value of at least $2,200.

         In addition, the Company has agreed to use commercially reasonable efforts to assist COPI in arranging COPI's repayment of its $15,000 obligation to Bank of America, together with any accrued interest. COPI obtained the loan primarily to participate in investments with the Company. At the time COPI obtained the loan, Bank of America required, as a condition to making the loan, that Richard E. Rainwater, the Chairman of the Board of Trust Managers of the Company, and John C. Goff, Vice-Chairman of the Board of Trust Managers and Chief Executive Officer of the Company, enter into a support agreement with COPI and Bank of America, pursuant to which they agreed to make additional equity investments in COPI if COPI defaulted on payment obligations under its line of credit with Bank of America and the net proceeds of an offering of COPI securities were insufficient to allow COPI to pay Bank of America in full. Effective December 31, 2001, the parties executed an amendment to the line of credit providing that any defaults existing under the line of credit on or before March 8, 2002 are temporarily cured unless and until a new default shall occur.

         Previously, the Company held a first lien security interest in COPI's entire membership interest in Americold Logistics. REIT rules prohibit the Company from acquiring or owning the membership interest that COPI owns in Americold Logistics. Under the Agreement, the Company agreed to allow COPI to grant Bank of America a first priority security interest in the membership interest and to subordinate its own security interest to Bank of America. In addition, the Company expects to form and capitalize a separate entity to be owned by the Company's shareholders and unitholders, and to cause the new entity to commit to acquire COPI's entire membership interest in the tenant for between $15,000 and $15,500. Under the Agreement, COPI has agreed that it will use the proceeds of the sale of the membership interest to repay Bank of America in full.

         If the COPI bankruptcy plan is approved by the required vote of the shares of COPI common stock, the stockholders of COPI will receive the Company's common shares. As stockholders of COPI, Mr. Rainwater and Mr. Goff will also receive the Company's common shares.

         Pursuant to the COPI bankruptcy plan, the current and former directors and officers of COPI and the current and former trust managers and officers of the Company also have received a release from COPI of liability for any actions taken prior to February 14, 2002, and, depending on various factors, will receive certain liability releases from COPI and its stockholders.


         Completion and effectiveness of the plan of reorganization for COPI is contingent upon a number of conditions, including the vote of COPI's stockholders, the approval of the plan by certain of COPI's creditors and the approval of the bankruptcy court.


         The following Unaudited Condensed Consolidated Pro Forma Financial Statements are based upon the historical financial statements of the Company and of the assets being transferred to the Company from COPI under the Agreement. The Unaudited Condensed Consolidated Pro Forma Balance Sheet as of December 31, 2001 is presented as if principal transactions contemplated by the Agreement had been completed as of December 31, 2001. The Unaudited Condensed Consolidated Pro Forma Statements of Operations for the years ended December 31, 2001 and 2000 are presented as if these transactions had occurred on January 1, 2001 and January 1, 2000, respectively.

         The Unaudited Condensed Consolidated Pro Forma Financial Statements have been prepared based on a number of assumptions, estimates and uncertainties including, but not limited to, estimates of the fair values of assets received and liabilities assumed and estimated transaction costs. As a result of these assumptions, estimates and uncertainties, the accompanying Unaudited Condensed Consolidated Pro Forma Financial Statements do not purport to predict the actual financial condition had the principal transactions contemplated by the Agreement been completed as of December 31, 2001 or results of operations that would have been achieved had the principal transactions contemplated by the Agreement been completed on January 1, 2001 or January 1, 2000.


UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                                                             AS OF DECEMBER 31,
                                                                   2001
                                                             ------------------
Real estate, net                                               $ 3,362,342
Cash                                                               191,128
Other assets                                                     1,011,741
                                                               -----------
     Total assets                                              $ 4,565,211
                                                               ===========

Notes payable                                                  $ 2,396,290
Other liabilities                                                  442,467
Minority interests                                                 353,012
Total shareholders' equity                                       1,373,442
                                                               -----------
      Total liabilities and shareholders' equity               $ 4,565,211
                                                               ===========

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

                                                                     FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                  2001                 2000
                                                              -----------          -----------
Total revenues                                                $ 1,148,828          $ 1,209,881
Total expenses                                                  1,162,390            1,092,726
                                                              -----------          -----------

Operating Income                                                  (13,562)             117,155
Total other income and expense                                     53,161              203,874
                                                              -----------          -----------
Income before minority interests, income taxes
  and extraordinary item                                      $    39,599          $   321,029
                                                              ===========          ===========
Income before extraordinary item and
  cumulative effect of change in accounting principle         $     2,147          $   249,871
                                                              ===========          ===========

Basic Earnings per share(1)                                   $      0.02          $      2.20
Diluted Earnings per share(1)                                 $      0.02          $      2.18

----------

(1) Represents earnings per share for income before extraordinary item and cumulative effect of change in accounting principle.

         The Unaudited Condensed Consolidated Pro Forma Balance Sheet combines the Company's consolidated historical balance sheet for the year ended December 31, 2001 with the following adjustments:

         o Reflects the inclusion of the assets and liabilities of the eight Hotel/Resort Properties as of December 31, 2001;

         o Eliminates the eight Hotel/Resort Properties' initial working capital receivable on the Company's balance sheet with the offsetting net working capital payable;

         o Adjusts the historical balance sheet to consolidate the balance sheets of Desert Mountain Development Corporation ("DMDC"), The Woodlands Land Company ("TWLC"), other entities and COPI Colorado (which, as the owner of 100% of the voting stock of CRD, consolidates the balance of CRD), as a result of the Company's retention of voting stock of DMDC, TWLC and other entities, and the Company's retention of the 60% general partnership interest in COPI Colorado;

         o Eliminates the Company's equity investment in the historical December 31, 2001 balance sheet for DMDC, TWLC, CRD and other entities;

         o Eliminates the intercompany loans and associated accrued interest and capitalized interest between the Company and DMDC, CRD and other entities;

         o Reflects the Company's capitalization of a new entity to be owned by shareholders that will be committed to acquire COPI's membership interest in AmeriCold Logistics; and

         o Reflects the issuance of $5,000 of the Company's shares to COPI stockholders.

         The Unaudited Condensed Consolidated Pro Forma Statements of Operations combine the Company's consolidated historical statements of operations for the years ended December 31, 2001 and 2000 with the following adjustments:

         o Includes the operating results for the eight Hotel/Resort Properties after deducting the amount of the lessee rent payments due under the respective leases;

         o Eliminates hotel lessees' rent expense to the Company and the Company's rental revenue from the hotel lessees;

         o Reflects the consolidation of the operations of DMDC, TWLC, other entities and COPI Colorado with the Company's historical Statements of Operations, as a result of the Company's retention of voting stock for DMDC, TWLC and other entities, and the Company's retention of the 60% general partnership interest in COPI Colorado;

         o Eliminates the Company's historical equity in net income for DMDC, TWLC, CRD and other entities;

         o Eliminates intercompany interest expense on the loans from the Company to DMDC and CRD;

         o Reflects income tax benefit for the hotel business, calculated as 40% of the net loss for the hotel lessees;

         o Reflects the additional shares issued to COPI shareholders, valued at $5,000, using the Company's current share price of $17.91; and

         o The December 31, 2001, Unaudited Condensed Consolidated Pro Forma Statement of Operations includes impairment and other charges related to COPI assets of $92,782 contained in the Company's 2001 Consolidated Statement of Operations.


DEBT OFFERING

         On April 15, 2002, the Company completed a private offering of $375,000 in senior, unsecured notes due 2009. The notes bear interest at an annual rate of 9.25% and were issued 100% of issue price. The notes are callable after April 15, 2006. Interest will be payable in cash on April 15, and October 15 of each year, beginning October 15, 2002. In connection with the offering, on September 13, 2002, the Company commenced an exchange offer of $325,000 of its registered 9.25% senior notes due 2009 for outstanding senior notes due 2009. The offer expires October 11, 2002. In the event that the exchange offer or resale registration is not completed on or before October 15, 2002, the interest rate on the notes will increase to 9.75% and increase to 10.25% after another 90 days, in each case until the exchange offer or resale registration is completed.

         The net proceeds from the offering of notes were approximately $366,500. Approximately $309,500 of the proceeds were used to pay down amounts outstanding under the Fleet Facility, and the remaining proceeds were used to pay down $5,000 of short-term indebtedness and redeem approximately $52,000 of Class A Units in Funding IX from GMACCM. See "Note 12. Sale of Preferred Equity Interests in Subsidiary" for a description of the Class A Units in Funding IX held by GMACCM. In that offering the Company also issued, in addition to the 2009 private notes and on the same terms and conditions, an additional $50,000 of the Company's 9.25% senior unsecured notes due 2009 to Richard E. Rainwater, the Chairman of the Board of Trust Managers of the Company, and certain of his affiliates and family members. The exchange offer is not being made with respect to the affiliate notes. The Company has agreed to register the resale of the affiliate notes.

SERIES A PREFERRED OFFERING

         On April 26, 2002, the Company completed an institutional placement (the "April 2002 Series A Preferred Offering") of an additional 2,800,000 shares of Series A Convertible Cumulative Preferred Shares (the "Series A Preferred Shares") at an $18.00 per share price and with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $50,400. The Series A Preferred Shares are convertible at any time, in whole or in part, at the option of the holders thereof into common shares of the Company at a conversion price of $40.86 per common share (equivalent to a conversion rate of .6119 common shares per Series A Preferred Share), subject to adjustment in certain circumstances. The Series A Preferred Shares have no stated maturity, are not subject to sinking fund or mandatory redemption and may not be redeemed before February 18, 2003, except in order to preserve the Company's status as a REIT. On or after February 13, 2003, the Series A Preferred shares may be redeemed, at the Company's option, by paying $25.00 per share plus any accumulated accrued and unpaid distribution. Dividends on the Series A Preferred shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing May 15, 2002. The annual fixed dividend is $1.6875 per share.

         Net proceeds to the Company from the April 2002 Series A Preferred Offering after underwriting discounts and other offering costs of approximately $2,240 were approximately $48,160. The Company used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

SERIES B PREFERRED OFFERING

         On May 17, 2002, the Company completed an offering (the "May 2002 Series B Preferred Offering") of 3,000,000 shares of 9.50% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares") with a liquidation preference of $25.00 per share for aggregate total offering proceeds of approximately $75,000. The Series B Preferred Shares have no stated maturity, are not subject to sinking fund or mandatory redemption, are not convertible into any other securities of the Company and may not be redeemed before May 17, 2007, except in order to preserve the Company's status as a REIT. On or after May 17, 2007, the Series B Preferred Shares may be redeemed, at the Company's option, by paying $25.00 per share plus any accumulated, accrued and unpaid distribution. Dividends on the Series B Preferred Shares are cumulative from the date of original issuance and are payable quarterly in arrears on the fifteenth of February, May, August and November, commencing August 15, 2002. The annual fixed dividend is $2.375 per share.

         Net proceeds to the Company from the May 2002 Series B Preferred Offering after underwriting discounts and other offering costs of approximately $2,713 were approximately $72,287. The Company used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

         On June 6, 2002, the Company completed the June 2002 Series B Preferred Offering of an additional 400,000 Series B Preferred Shares (the "June 2002 Series B Preferred Offering") resulting in gross proceeds to the Company of approximately $10,000. Net proceeds to the Company after underwriting discounts and other offering costs of approximately $365 were approximately $9,635. As with the May 2002 Series B Preferred Offering, the Company used the net proceeds to redeem Class A Units issued by its subsidiary, Funding IX, to GMACCM.

RELATED PARTY DISCLOSURES

         On June 28, 2002, the Company purchased and is holding for sale, the home of an executive officer of the Company for approximately $2,650 which approximates fair market value of the home. This purchase was part of the officer's relocation agreement with the Company.

LOANS TO EMPLOYEES AND TRUST MANAGERS OF THE COMPANY FOR EXERCISE OF STOCK OPTIONS AND UNIT OPTIONS

         On July 29, 2002, the loans made pursuant to the Company's stock incentive plans and unit incentive plans were amended to extend the remaining terms of the loans until July 2012 and to stipulate that every three years the interest rate on the loans will be adjusted to the AFR applicable at that time for a three-year loan. Additionally, the employees and trust managers have been given the option, at any time, to fix the interest rate for each of the loans to the AFR applicable at that time for a loan with a term equal to the remaining term of the loan. The Company estimates that the one-time compensation expense related to these amendments to the loans is approximately $1,800. Effective July 29, 2002, the Company will no longer make available to its employees and trust managers loans pursuant to the Company's stock and unit incentive plans.

THREE WESTLAKE PARK

         On August 21, 2002, the Company entered into a joint venture arrangement with an affiliate of GE. In connection with the formation of the venture, the Company contributed an Office Property, Three Westlake Park in Houston, Texas, and

GE made a cash contribution. GE holds an 80% equity interest in Three Westlake Park, a 415,000 square foot Class A Office Property located in the Katy Freeway submarket of Houston, and the Company continues to hold the remaining 20% equity interest in the Office Property, with the Company's interest accounted for under the equity method. The joint venture generated approximately $47,100 in net cash proceeds to the Company, including distributions resulting from the sale of the Company's 80% equity interest and from $33,000 of third party mortgage financing at the joint venture level. None of the mortgage financing at the joint venture level is guaranteed by either the Company or GE. The Company has no commitment to reinvest the cash proceeds back into the joint venture. The joint venture formation transactions were accounted for as a partial sale of this Office Property, resulting in an approximate $17,100 gain, on interest sold. The Company will continue to manage and lease Three Westlake Park on a fee basis.

REDEMPTION OF PREFERRED UNITS FROM GMACCM

         On August 29, 2002, Funding IX used approximately $22,700 to redeem from GMACCM all the Class A Units in Funding IX that remained outstanding on that date. As a result of the redemption, GMACCM ceased to be a partner of Funding IX or to have any rights or obligations as a partner and the Company became the sole partner of Funding IX. In connection with the transaction, SH IX transferred the 14,468,623 common shares of the Company held by SH IX to the Company, which holds these common shares as treasury shares and the intracompany loan between Funding IX and SH IX was repaid.

         Following the redemption of all of the outstanding Class A Units, Funding IX distributed two of its Office Properties, 44 Cook Street, and 55 Madison, and all the equity interests in the limited liability companies that own two other Office Properties, Miami Center and Chancellor Park, to the Operating Partnership. The Operating Partnership then contributed 44 Cook Street and 55 Madison to another of the Operating Partnership's subsidiaries, Crescent Real Estate Funding VIII, L.P.

PROPERTY ACQUISITION

         On August 29, 2002, the Company acquired John Manville Plaza, a 29-story, 675,000 square foot Class A office building located in Denver, Colorado. The Company acquired the property for approximately $91,200. The property is wholly-owned by the Company and included in the office segment.

SONOMA MISSION INN & SPA

         On September 1, 2002, the Company entered into a joint venture arrangement with a subsidiary of Fairmont Hotels & Resorts Inc., or ("FHR"), pursuant to which the Company contributed a Resort/Hotel property and FHR purchased a 19.9% equity interest in the limited liability company that owns the Company's Sonoma Mission Inn & Spa Resort/Hotel Property in Sonoma County, California. The Company continues to own the remaining 80.1% interest. The joint venture generated approximately $8,000 in net cash proceeds to the Company. The Company has loaned $45,120 to the joint venture at an interest rate of LIBOR plus 300 basis points. The maturity date of the loan is the earlier of the date on which the joint venture obtains third-party financing or one year. The joint venture has the option to extend the loan for two successive 6-month periods by paying a fee. Under the Company's agreement with FHR, the Company will manage the limited liability company that owns the Sonoma Mission Inn & Spa, and FHR will operate and manage the property under the Fairmont brand. The joint venture transaction was accounted for as a partial sale of this Resort/Hotel Property, resulting in an approximate $4,000 loss, on interest sold.

                                                                    SCHEDULE III

                      CRESCENT REAL ESTATE EQUITIES COMPANY
        CONSOLIDATED REAL ESTATE INVESTMENTS AND ACCUMULATED DEPRECIATION
                                DECEMBER 31, 2001
                             (dollars in thousands)


                                                                              Costs
                                                                            Capitalized      Impairment
                                                                           Subsequent to     to Carrying
                                                       Initial Costs        Acquisitions       Value
                                                 -----------------------  ----------------  -------------
                                                                          Land, Buildings,    Buildings,               Buildings,
                                                                           Improvements,    Improvements,             Improvements
                                                                             Furniture,      Furniture,                Furniture,
                                                           Buildings and   Fixtures and     Fixtures and              Fixtures and
              Description                         Land     Improvements      Equipment        Equipment       Land     Equipment
----------------------------------------------   --------  -------------  ----------------  --------------  --------  ------------
The Citadel, Denver, CO                          $  1,803  $      17,259  $          4,782  $           --  $  1,803  $     22,041
Las Colinas Plaza, Irving, TX                       2,576          7,125             1,965              --     2,581         9,085
Carter Burgess Plaza, Fort Worth, TX                1,375         66,649            39,131              --     1,375       105,780
The Crescent Office Towers, Dallas, TX              6,723        153,383            83,870              --     6,723       237,253
MacArthur Center I & II, Irving, TX                   704         17,247             5,007              --       880        22,078
125. E. John Carpenter Freeway, Irving, TX          2,200         48,744             2,903              --     2,200        51,647
Regency Plaza One, Denver, CO                         950         31,797             2,664              --       950        34,461
The Avallon, Austin, TX                               475         11,207               723              --       475        11,930
Waterside Commons, Irving, TX                       3,650         20,135             7,445              --     3,650        27,580
Two Renaissance Square, Phoenix, AZ                    --         54,412            10,290              --        --        64,702
Liberty Plaza I & II, Dallas, TX                    1,650         15,956               538              --     1,650        16,494
6225 North 24th Street, Phoenix, AZ(2)                719          6,566             3,433              --       719         9,999
Denver Marriott City Center, Denver, CO                --         50,364             6,981              --        --        57,345
MCI Tower, Denver, CO                                  --         56,593             3,267              --        --        59,860
Spectrum Center, Dallas, TX                         2,000         41,096             8,009              --     2,000        49,105
Ptarmigan Place, Denver, CO                         3,145         28,815             5,437              --     3,145        34,252
Stanford Corporate Centre, Dallas, TX                  --         16,493             6,507              --        --        23,000
Barton Oaks Plaza One, Austin, TX                     900          8,207             2,032              --       900        10,239
The Aberdeen, Dallas, TX                              850         25,895               409              --       850        26,304
12404 Park Central, Dallas, TX                      1,604         14,504             4,933              --     1,604        19,437
Briargate Office and                                                                     0                        --
   Research Center, Colorado Springs, CO            2,000         18,044             1,603              --     2,000        19,647
Hyatt Regency Beaver Creek, Avon, CO               10,882         40,789            19,698              --    10,882        60,487
Albuquerque Plaza, Albuquerque, NM                     --         36,667             2,689              --       101        39,255
Hyatt Regency Albuquerque, Albuquerque, NM             --         32,241             4,840              --        --        37,081
The Woodlands Office Properties, Houston, TX(2)(3) 12,007         35,856           (12,417)             --     8,735        26,720
Sonoma Mission Inn & Spa, Sonoma, CA               10,000         44,922            36,444              --    10,000        81,366
Bank One Tower, Austin, TX(4)                       3,879         35,431           (39,310)             --        --            --


                                                                                                             Life on Which
                                                                                                            Depreciation in
                                                                                                              Latest come
                                                                  Accumulated     Date of     Acquisition     Statement Is
              Description                               Total    Depreciation   Construction      Date         Computed
-------------------------------------------------      --------  ------------   ------------  ------------  --------------
The Citadel, Denver, CO                                $ 23,844  $    (15,092)      1987          1987            (1)
Las Colinas Plaza, Irving, TX                            11,666        (4,739)      1989          1989            (1)
Carter Burgess Plaza, Fort Worth, TX                    107,155       (47,594)      1982          1990            (1)
The Crescent Office Towers, Dallas, TX                  243,976      (159,434)      1985          1993            (1)
MacArthur Center I & II, Irving, TX                      22,958        (8,354)    1982/1986       1993            (1)
125. E. John Carpenter Freeway, Irving, TX               53,847       (10,614)      1982          1994            (1)
Regency Plaza One, Denver, CO                            35,411        (7,139)      1985          1994            (1)
The Avallon, Austin, TX                                  12,405        (2,125)      1986          1994            (1)
Waterside Commons, Irving, TX                            31,230        (5,193)      1986          1994            (1)
Two Renaissance Square, Phoenix, AZ                      64,702       (14,627)      1990          1994            (1)
Liberty Plaza I & II, Dallas, TX                         18,144        (3,173)    1981/1986       1994            (1)
6225 North 24th Street, Phoenix, AZ(2)                   10,718        (2,891)      1981          1995            (1)
Denver Marriott City Center, Denver, CO                  57,345       (13,117)      1982          1995            (1)
MCI Tower, Denver, CO                                    59,860        (9,457)      1982          1995            (1)
Spectrum Center, Dallas, TX                              51,105       (11,103)      1983          1995            (1)
Ptarmigan Place, Denver, CO                              37,397        (8,294)      1984          1995            (1)
Stanford Corporate Centre, Dallas, TX                    23,000        (4,807)      1985          1995            (1)
Barton Oaks Plaza One, Austin, TX                        11,139        (2,343)      1986          1995            (1)
The Aberdeen, Dallas, TX                                 27,154        (6,357)      1986          1995            (1)
12404 Park Central, Dallas, TX                           21,041        (4,043)      1987          1995            (1)
Briargate Office and                                         --            --
   Research Center, Colorado Springs, CO                 21,647        (3,655)      1988          1995            (1)
Hyatt Regency Beaver Creek, Avon, CO                     71,369       (10,104)      1989          1995            (1)
Albuquerque Plaza, Albuquerque, NM                       39,356        (6,271)      1990          1995            (1)
Hyatt Regency Albuquerque, Albuquerque, NM               37,081        (8,041)      1990          1995            (1)
The Woodlands Office Properties, Houston, TX(2)(3)       35,455        (8,813)    1980-1993       1995            (1)
Sonoma Mission Inn & Spa, Sonoma, CA                     91,366       (10,734)      1927          1996            (1)
Bank One Tower, Austin, TX(4)                                --            --       1974          1996            (1)

                                                                    SCHEDULE III

                                                                              Costs
                                                                            Capitalized      Impairment
                                                                           Subsequent to     to Carrying
                                                       Initial Costs        Acquisitions       Value
                                                 -----------------------  ----------------  -------------
                                                                          Land, Buildings,    Buildings,               Buildings,
                                                                           Improvements,    Improvements,             Improvements
                                                                             Furniture,      Furniture,                Furniture,
                                                           Buildings and   Fixtures and     Fixtures and              Fixtures and
              Description                         Land     Improvements      Equipment        Equipment       Land     Equipment
----------------------------------------------   --------  -------------  ----------------  --------------  --------  ------------
Canyon Ranch, Tucson, AZ                         $ 14,500  $      43,038  $          5,842  $           --  $ 17,846  $     45,534
3333 Lee Parkway, Dallas, TX                        1,450         13,177             3,881              --     1,468        17,040
Greenway I & IA, Richardson, TX                     1,701         15,312               523              --     1,701        15,835
Three Westlake Park, Houston, TX                    2,920         26,512             3,114              --     2,920        29,626
Frost Bank Plaza, Austin, TX                           --         36,019             5,427              --        --        41,446
301 Congress Avenue, Austin, TX                     2,000         41,735             7,716              --     2,000        49,451
Chancellor Park, San Diego, CA                      8,028         23,430            (5,202)             --     2,328        23,928
Canyon Ranch, Lenox, MA                             4,200         25,218            12,941              --     4,200        38,159
Greenway Plaza Office Portfolio, Houston, TX       27,204        184,765           105,498              --    27,204       290,263
The Woodlands Office Properties, Houston, TX        2,393          8,523                --              --     2,393         8,523
1800 West Loop South, Houston, TX                   4,165         40,857             2,945              --     4,165        43,802
55 Madison, Denver, CO                              1,451         13,253             1,325              --     1,451        14,578
Miami Center, Miami, FL                            13,145        118,763             7,726              --    13,145       126,489
44 Cook, Denver, CO                                 1,451         13,253             2,516              --     1,451        15,769
Trammell Crow Center, Dallas, TX                   25,029        137,320            13,596              --    25,029       150,916
Greenway II, Richardson, TX                         1,823         16,421             1,105              --     1,823        17,526
Fountain Place, Dallas, TX                         10,364        103,212             8,825              --    10,364       112,037
Behavioral Healthcare Facilities(2)(5)             89,000        301,269          (235,137)       (122,202)   12,785        20,145
Houston Center, Houston, TX                        52,504        224,041            15,366              --    47,406       244,505
Ventana Country Inn, Big Sur, CA                    2,782         26,744             3,941              --     2,782        30,685
5050 Quorum, Dallas, TX                               898          8,243               846              --       898         9,089
Addison Tower, Dallas, TX                             830          7,701               663              --       830         8,364
Cedar Springs Plaza, Dallas, TX(2)                    700          6,549             1,281              --       700         7,830
Palisades Central I, Dallas, TX                     1,300         11,797             1,513              --     1,300        13,310
Palisades Central II, Dallas, TX                    2,100         19,176             5,803              --     2,100        24,979
Reverchon Plaza, Dallas, TX                         2,850         26,302             2,198              --     2,850        28,500
Stemmons Place, Dallas, TX                             --         37,537             3,686              --        --        41,223
The Addison, Dallas, TX                             1,990         17,998               790              --     1,990        18,788
Sonoma Golf Course, Sonoma, CA                     14,956             --             2,139              --    11,795         5,300
Austin Centre,  Austin, TX                          1,494         36,475             2,675              --     1,494        39,150
Omni Austin Hotel,  Austin, TX                      2,409         56,670             3,280              --     2,409        59,950
Washington Harbour, Washington, D.C.(6)            16,100        146,438          (162,538)             --        --            --
Four Westlake Park,  Houston, TX(4)                 3,910         79,190           (79,190)             --     3,910            --
Post Oak Central, Houston, TX                      15,525        139,777             8,492              --    15,525       148,269
Datran Center, Miami, FL                               --         71,091             3,528              --        --        74,619

                                                                                                             Life on Which
                                                                                                            Depreciation in
                                                                                                              Latest come
                                                                  Accumulated     Date of     Acquisition     Statement Is
              Description                               Total    Depreciation   Construction      Date         Computed
-------------------------------------------------      --------  ------------   ------------  ------------  --------------
Canyon Ranch, Tucson, AZ                               $ 63,380  $     (6,626)      1980          1996            (1)
3333 Lee Parkway, Dallas, TX                             18,508        (3,330)      1983          1996            (1)
Greenway I & IA, Richardson, TX                          17,536        (2,045)      1983          1996            (1)
Three Westlake Park, Houston, TX                         32,546        (3,765)      1983          1996            (1)
Frost Bank Plaza, Austin, TX                             41,446        (6,590)      1984          1996            (1)
301 Congress Avenue, Austin, TX                          51,451        (8,701)      1986          1996            (1)
Chancellor Park, San Diego, CA                           26,256        (3,542)      1988          1996            (1)
Canyon Ranch, Lenox, MA                                  42,359        (7,317)      1989          1996            (1)
Greenway Plaza Office Portfolio, Houston, TX            317,467       (52,175)    1969-1982       1996            (1)
The Woodlands Office Properties, Houston, TX             10,916        (1,805)    1995-1996       1996            (1)
1800 West Loop South, Houston, TX                        47,967        (4,966)      1982          1997            (1)
55 Madison, Denver, CO                                   16,029        (2,229)      1982          1997            (1)
Miami Center, Miami, FL                                 139,634       (13,615)      1983          1997            (1)
44 Cook, Denver, CO                                      17,220        (2,723)      1984          1997            (1)
Trammell Crow Center, Dallas, TX                        175,945       (20,323)      1984          1997            (1)
Greenway II, Richardson, TX                              19,349        (2,074)      1985          1997            (1)
Fountain Place, Dallas, TX                              122,401       (12,580)      1986          1997            (1)
Behavioral Healthcare Facilities(2)(5)                   32,930        (4,995)    1850-1992       1997            (1)
Houston Center, Houston, TX                             291,911       (28,034)    1974-1983       1997            (1)
Ventana Country Inn, Big Sur, CA                         33,467        (4,270)    1975-1988       1997            (1)
5050 Quorum, Dallas, TX                                   9,987        (1,202)    1980/1986       1997            (1)
Addison Tower, Dallas, TX                                 9,194        (1,184)    1980/1986       1997            (1)
Cedar Springs Plaza, Dallas, TX(2)                        8,530        (1,309)    1980/1986       1997            (1)
Palisades Central I, Dallas, TX                          14,610        (1,916)    1980/1986       1997            (1)
Palisades Central II, Dallas, TX                         27,079        (3,532)    1980/1986       1997            (1)
Reverchon Plaza, Dallas, TX                              31,350        (3,760)    1980/1986       1997            (1)
Stemmons Place, Dallas, TX                               41,223        (5,486)    1980/1986       1997            (1)
The Addison, Dallas, TX                                  20,778        (2,215)    1980/1986       1997            (1)
Sonoma Golf Course, Sonoma, CA                           17,095        (1,063)      1929          1998            (1)
Austin Centre,  Austin, TX                               40,644        (4,195)      1986          1998            (1)
Omni Austin Hotel,  Austin, TX                           62,359        (8,618)      1986          1998            (1)
Washington Harbour, Washington, D.C.(6)                      --            --       1986          1998            (1)
Four Westlake Park,  Houston, TX(4)                       3,910            --       1992          1998            (1)
Post Oak Central, Houston, TX                           163,794       (14,478)    1974-1981       1998            (1)
Datran Center, Miami, FL                                 74,619        (6,940)    1986-1992       1998            (1)

                                                                    SCHEDULE III

                                                                               Costs
                                                                             Capitalized      Impairment
                                                                            Subsequent to     to Carrying
                                                        Initial Costs        Acquisitions       Value
                                                  -----------------------  ----------------  -------------
                                                                           Land, Buildings,    Buildings,               Buildings,
                                                                            Improvements,    Improvements,             Improvements
                                                                              Furniture,      Furniture,                Furniture,
                                                            Buildings and   Fixtures and     Fixtures and              Fixtures and
              Description                          Land     Improvements      Equipment        Equipment       Land     Equipment
------------------------------------------------  --------  -------------  ----------------  --------------  --------  ------------
Avallon Phase II,  Austin, TX                     $  1,102  $          --  $         23,365  $           --  $  1,236  $     23,231
Plaza Park Garage                                    2,032         14,125               570              --     2,032        14,695
Washington Harbour Phase II, Washington, D.C.(2)    15,279            411               283              --    15,322           651
5 Houston Center, Houston, TX                        7,598             --            (7,598)             --        --            --
Houston Center Land, Houston, TX                    14,642             --                22              --    14,515           149
Crescent Real Estate Equities L.P.                      --             --            29,648              --        --        29,648
Other                                               23,270          2,874            17,059              --    29,602        13,594
Land held for development or sale, Dallas, TX       27,288             --            (7,474)             --    19,670           144
                                                  --------  -------------  ----------------  --------------  --------  ------------
Subtotal                                          $492,475  $   3,031,622  $         26,862  $     (122,202) $373,868  $  3,054,889
Properties held for disposition, net(7)           (107,822)      (320,142)          230,140         122,202   (31,651)      (43,973)
                                                  --------  -------------  ----------------  --------------  --------  ------------
                                                  $384,653  $   2,711,480  $        257,002  $           --  $342,217  $  3,010,916
                                                  ========  =============  ================  ==============  ========  ============
                                                                                                             Life on Which
                                                                                                            Depreciation in
                                                                                                              Latest come
                                                                  Accumulated     Date of     Acquisition     Statement Is
              Description                               Total    Depreciation   Construction      Date         Computed
-------------------------------------------------    ----------  ------------   ------------  ------------  --------------
Avallon Phase II,  Austin, TX                        $   24,467  $     (2,055)      1997           --             (1)
Plaza Park Garage                                        16,727        (1,020)      1998           --             (1)
Washington Harbour Phase II, Washington, D.C.(2)         15,973            --       1998           --             (1)
5 Houston Center, Houston, TX                                --            --        --            --             (1)
Houston Center Land, Houston, TX                         14,664           (18)       --            --             (1)
Crescent Real Estate Equities L.P.                       29,648        (9,202)       --            --             (1)
Other                                                    43,201          (822)       --            --             (1)
Land held for development or sale, Dallas, TX            19,814            --        --            --             --
                                                     ----------  ------------
Subtotal                                             $3,428,757  $   (648,834)
Properties held for disposition, net(7)                 (75,624)       10,930
                                                     ----------  ------------
                                                     $3,417,827  $   (637,904)
                                                     ==========  ============


(1) Depreciation of the real estate assets is calculated over the following estimated useful lives using the straight-line method:

    Building and improvements            5 to 40 years
    Tenant improvements                  Terms of leases
    Furniture, fixtures, and equipment   3 to 5 years

(2) The carrying values of the assets held for disposition at December 31, 2001, have been reflected as "Properties held for Disposition, Net."

(3) During the year ended December 31, 2001, The Woodlands Office Equities - '95 Limited, owned by the Company and the Woodlands Commercial Properties Company, L.P., sold three of The Woodlands Office Properties.

(4) On July 30, 2001, the Company entered into joint venture arrangements with GE for these Office Properties. The gross amount at which land is carried for Four Westlake Park includes $3,910 of land, which was not joint ventured.

(5) Depreciation on behavioral healthcare properties held for sale ceased from 11/11/99 through 12/31/01 (the period over which these properties were held for sale).

(6) These Office Properties were sold on September 18, 2001.

(7) See Note 2 of Item 8. Financial Statements and Supplementary Data.

         A summary of combined real estate investments and accumulated depreciation is as follows:

                                                          2001            2000            1999
                                                      ------------    ------------    ------------
Real estate investments:
    Balance, beginning of year                        $  3,681,601    $  4,087,347    $  4,122,069
      Acquisitions                                              --          22,170              --
      Improvements                                          98,946         108,950          95,210
      Dispositions                                        (352,646)       (526,430)         (8,435)
      Reclassification for properties held for
       desposition(1)                                       (1,616)         (1,087)           (924)
      Impairments                                           (8,458)         (9,349)       (120,573)
                                                      ------------    ------------    ------------
    Balance, end of year                              $  3,417,827    $  3,681,601    $  4,087,347
                                                      ============    ============    ============

Accumulated Depreciation:
    Balance, beginning of year                        $    555,491    $    499,293    $    380,154
      Depreciation                                         111,086         123,839         120,745
      Reclassification for properties held for
       desposition(1)                                       (1,616)         (1,087)           (924)
      Dispositions                                         (27,057)        (66,554)           (682)
                                                      ------------    ------------    ------------
    Balance, end of year                              $    637,904    $    555,491    $    499,293
                                                      ============    ============    ============


(1)      See Note 2 of Item 8. Financial Statements and Supplementary Data.

                            CRESCENT OPERATING, INC.
                          CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)


                                                                             June 30, 2002      December 31, 2001
                                                                             -------------      -----------------
                                                                              (unaudited)         (See Note 1)
                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents ............................................     $       6,025      $             492
  Accounts receivable, net .............................................             8,936                 14,581
  Inventories ..........................................................             9,733                 18,965
  Notes receivable .....................................................                55                     58
  Prepaid expenses and other current assets ............................             1,320                  1,875
  Current assets to be transferred pursuant to Settlement Agreement ....                --                 94,161
                                                                             -------------      -----------------
     Total current assets ..............................................            26,069                130,132
                                                                             -------------      -----------------

PROPERTY AND EQUIPMENT, NET ............................................            46,060                 70,094

INVESTMENTS ............................................................                --                  4,833

OTHER ASSETS
  Deferred tax assets ..................................................             7,999                 24,715
  Other assets .........................................................               494                    636
  Long-term assets to be transferred pursuant to Settlement Agreement ..                --                714,994
                                                                             -------------      -----------------
     Total other assets ................................................             8,493                740,345
                                                                             -------------      -----------------
TOTAL ASSETS ...........................................................     $      80,622      $         945,404
                                                                             =============      =================

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES
  Accounts payable and accrued expenses ................................     $       4,230      $          15,525
  Accounts payable and accrued expenses - CEI ..........................            32,648                 48,875
  Current portion of long-term debt - CEI ..............................            34,645                 69,041
  Current portion of long-term debt ....................................            15,000                101,870
  Deferred revenue .....................................................                --                    641
  Current liabilities to be transferred pursuant to Settlement Agreement                --                553,805
                                                                             -------------      -----------------
     Total current liabilities .........................................            86,253                789,757

LONG-TERM DEBT, NET OF CURRENT PORTION .................................                --                    790

LONG-TERM LIABILITIES TO BE LIQUIDATED PURSUANT TO SETTLEMENT AGREEMENT                 --                 89,356

LIABILITIES SUBJECT TO COMPROMISE ......................................            70,557                     --
                                                                             -------------      -----------------
     Total liabilities .................................................           157,080                879,903

MINORITY INTERESTS TO BE TRANSFERRED PURSUANT TO SETTLEMENT AGREEMENT ..                --                158,889

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
Preferred stock, $.01 par value, 10,000 shares authorized,
        no shares issued or outstanding ................................                --                     --
Common stock, $.01 par value, 22,500 shares authorized,
      11,490 shares issued .............................................               115                    115
Additional paid-in capital .............................................            17,781                 17,781
Accumulated other comprehensive loss ...................................                --                 (1,436)
Accumulated deficit ....................................................           (91,770)              (105,542)
Treasury stock at cost, 662 and 1,103 shares, respectively .............            (2,584)                (4,306)
                                                                             -------------      -----------------
     Total shareholders' deficit .......................................           (76,458)               (93,388)
                                                                             -------------      -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT ............................     $      80,622      $         945,404
                                                                             =============      =================


        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            (Amounts in thousands, except per share data, unaudited)



                                                           For the              For the             For the           For the
                                                      Three Months Ended   Three Months Ended   Six Months Ended  Six Months Ended
                                                         June 30, 2002       June 30, 2001       June 30, 2002     June 30, 2001
                                                      ------------------   ------------------   ----------------  ----------------
                                                                              (See Note 1)                         (See Note 1)
REVENUES
   Equipment sales & leasing                           $          8,717     $         15,350     $      18,235     $      32,412
                                                       ----------------     ----------------     -------------     -------------
      Total revenues                                              8,717               15,350            18,235            32,412
                                                       ----------------     ----------------     -------------     -------------
OPERATING EXPENSES
   Equipment sales & leasing                                     10,167               15,454            20,716            32,648
   Corporate general and administrative                             981                  503             2,226               958
   Impairment of assets                                              --               11,850                34            11,850
                                                       ----------------     ----------------     -------------     -------------
      Total operating expenses                                   11,148               27,807            22,976            45,456
                                                       ----------------     ----------------     -------------     -------------
LOSS FROM OPERATIONS                                             (2,431)             (12,457)           (4,741)          (13,044)

INVESTMENT (LOSS) INCOME                                         (3,581)               3,393            (4,127)            7,814

EQUITY IN LOSS OF
   UNCONSOLIDATED SUBSIDIARIES                                   (1,436)              (3,076)           (2,142)           (4,417)

OTHER EXPENSE (INCOME)
   Interest expense                                               1,574                2,087             3,550             5,586
   Interest income                                                   (3)                  13                (7)               16
   Other                                                           (205)                 192               174               276
                                                       ----------------     ----------------     -------------     -------------
      Total other expense                                         1,366                2,292             3,717             5,878
                                                       ----------------     ----------------     -------------     -------------
LOSS FROM OPERATIONS BEFORE REORGANIZATION COSTS                 (8,814)             (14,432)          (14,727)          (15,525)

REORGANIZATION ITEMS
    Professional fees                                               429                   --             1,144                --
                                                       ----------------     ----------------     -------------     -------------
LOSS FROM OPERATIONS AFTER REORGANIZATION COSTS,
    BEFORE INCOME TAXES                                          (9,243)             (14,432)          (15,871)          (15,525)

INCOME TAX BENEFIT                                                 (645)              (1,076)           (2,003)           (3,218)
                                                       ----------------     ----------------     -------------     -------------
LOSS FROM CONTINUING OPERATIONS                                  (8,598)             (13,356)          (13,868)          (12,307)

DISCONTINUED OPERATIONS (NOTE 3)
   (LOSS) INCOME FROM OPERATIONS OF DISCONTINUED
   HOSPITALITY  AND LAND DEVELOPMENT SEGMENTS
   (LESS APPLICABLE INCOME TAX EXPENSE OF $(5),
   $6,785, $2,502 AND $7,641 AND MINORITY
   INTERESTS OF $0, $3,806, $1,897 AND $5,894)                      (7)              (2,927)            3,272            (2,251)

LOSS FROM OPERATIONS OF DISCONTINUED EQUIPMENT
   SALES AND LEASING BRANCHES (LESS APPLICABLE
   INCOME TAX BENEFIT OF $0, $625, $0, $1,522)                     (857)               (939)            (2,445)          (2,275)

GAIN ON DISPOSAL OF HOSPITALITY AND LAND
   DEVELOPMENT SEGMENTS (LESS APPLICABLE
   INCOME TAX EXPENSE OF $347 and $17,876)                          520                   --            26,813                --
                                                       ----------------     ----------------     -------------     -------------
      (LOSS) INCOME FROM DISCONTINUED OPERATIONS                   (344)              (3,866)           27,640            (4,526)

(LOSS) INCOME BEFORE ACCOUNTING CHANGE                           (8,942)             (17,222)           13,772           (16,833)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                  --                   --                --            (9,509)
                                                       ----------------     ----------------     -------------     -------------
NET (LOSS) INCOME                                      $         (8,942)     $       (17,222)    $      13,772     $     (26,342)
                                                       ================     ================     =============     =============

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

   Loss before discontinued operations and
      accounting change                                $          (0.79)    $          (1.29)    $       (1.28)    $       (1.19)
   Discontinued operations                                        (0.03)               (0.38)             2.55             (0.44)
   Change in accounting principle                                    --                   --                --             (0.92)
                                                       ----------------     ----------------     -------------     -------------
   Net (loss) earnings per share                       $          (0.82)    $          (1.67)    $        1.27     $       (2.55)
                                                       ================     ================     =============     =============


        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
                        (Amounts in thousands, unaudited)


                                                                                            Accumulated
                                  Common stock         Treasury stock                         other
                               -------------------  --------------------     Additional    comprehensive  Accumulated
                                Shares     Amount    Shares      Amount   paid-in capital  income (loss)    deficit        Total
                               --------   --------  --------    --------  ---------------  ------------   ------------   --------
BALANCE AT DECEMBER 31, 2001     11,490   $    115    (1,103)   $ (4,306)   $     17,781   $     (1,436)  $   (105,542)  $(93,388)
                               --------   --------  --------    --------    ------------   ------------   ------------   --------
Comprehensive income (loss):
     Net income                      --         --        --          --              --             --         13,772     13,772
Realized losses of
  comprehensive income               --         --        --          --              --          1,436             --      1,436
                                                                                                                         --------
Comprehensive income (loss)                                                                                                15,208
Issuance of treasury stock           --         --       441       1,722              --             --             --      1,722
                               --------   --------  --------    --------    ------------   ------------   ------------   --------
BALANCE AT JUNE 30, 2002         11,490   $    115      (662)   $ (2,584)   $     17,781   $         --   $    (91,770)  $(76,458)
                               ========   ========  ========    ========    ============   ============   ============   ========





        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (Amounts in thousands, unaudited)



                                                                                For the           For the
                                                                           Six Months Ended   Six Months Ended
                                                                            June 30, 2002      June 30, 2001
                                                                           ----------------   ----------------
                                                                                                (See Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                        $      13,772     $     (26,342)
   Adjustments to reconcile net income (loss)
     to net cash provided by (used in) operating activities:
       Depreciation                                                                 6,347             9,431
       Amortization                                                                    --               251
       Provision for deferred income taxes                                         17,861            (7,466)
       Equity in loss of unconsolidated subsidiaries                                2,142             4,417
       Investment loss (income) of Magellan warrants                                4,127            (7,814)
       Impairment of assets                                                            38            11,850
       Cumulative effect of change in accounting principle                             --             9,509
       Minority interests                                                           1,897             5,894
       Gain on sale of property and equipment                                          --              (897)
       Gain on discontinued operations                                            (44,689)               --
       Deferred Compensation                                                           --               177
       Net current assets (liabilities) of discontinued operations                 (4,217)         (119,014)
       Changes in assets and liabilities, net of effects from transfers:
           Accounts receivable                                                      5,309             7,166
           Inventories                                                               (236)            5,826
           Prepaid expenses and current assets                                       (513)           (1,892)
           Other assets                                                               729               133
           Accounts payable and accrued expenses                                      288            (1,014)
           Accounts payable and accrued expenses - CEI                              2,281             2,248
           Deferred revenue, current and noncurrent                                  (205)              (49)
           Other liabilities                                                           --              (108)
                                                                            -------------     -------------
                Net cash provided by (used in) operating activities                 4,931          (107,694)
                                                                            -------------     -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Disposition of business interests, net of cash surrendered                      (15,793)               --
  Purchases of property and equipment                                                  (3)          (13,135)
  Proceeds from sale of property and equipment                                      3,430             6,589
  Net investing activities of discontinued operations                                 (80)           (7,593)
                                                                            -------------     -------------
                Net cash used in investing activities                             (12,446)          (14,139)
                                                                            -------------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of long-term debt                                                           --            22,772
  Payments on long-term debt                                                       (2,934)          (43,538)
  Proceeds of long-term debt - CEI                                                  2,698                --
  Net financing activities of discontinued operations                                 (87)          117,669
                                                                            -------------     -------------
                Net cash (used in) provided by financing activities                  (323)           96,903
                                                                            -------------     -------------


NET DECREASE  IN CASH AND CASH EQUIVALENTS                                         (7,838)          (24,930)

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                              13,863            62,078
                                                                            -------------     -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    $       6,025     $      37,148
                                                                            =============     =============
SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING
AND FINANCING ACTIVITIES
  Reduction in notes payable for property and equipment returned
    to vendors                                                              $      23,951     $          --
                                                                            =============     =============



        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1. ORGANIZATION AND BASIS OF PRESENTATION:

Crescent Operating, Inc. was formed on April 1, 1997 by Crescent Real Estate Equities Company ("CEI", "Crescent Real Estate" or "Crescent Equities") and its subsidiary Crescent Real Estate Equities Limited Partnership ("Crescent Partnership"). Effective June 12, 1997, CEI distributed shares of Crescent Operating, Inc. common stock to shareholders of CEI and unit holders of Crescent Partnership of record on May 30, 1997.

Crescent Operating, Inc. ("Crescent Operating" or the "Company") is a diversified management company that, through various subsidiaries and affiliates (collectively with Crescent Operating), operates primarily in two business segments: Equipment Sales and Leasing and Temperature Controlled Logistics. Prior to February 14, 2002 the Company operated two other business segments:
Hospitality, and Land Development. Crescent Operating's segments either do or have done business throughout the United States.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. These financial statements should be read in conjunction with the audited consolidated financial statements and related footnotes of the Company for the fiscal year ended December 31, 2001 included in the Company's Form 10-K, as well as, in conjunction with the Company's previously filed Form 10-Qs. The Company's consolidated financial statements included in its 2001 Annual Report on Form 10-K included an auditors report which expressed substantial doubt about the Company's ability to continue to operate as a going concern. In management's opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the consolidated unaudited interim financial statements have been included and all significant intercompany balances and transactions have been eliminated. Certain prior period information has been reclassified to conform to current period presentation. Due to seasonal fluctuations, operating results for interim periods are not necessarily indicative of the results that may be expected for a full fiscal year.

The financial results of the Company primarily include the following (see Note
2):

         o        Subsidiaries which are wholly owned and consolidated:

                  o Crescent Machinery Company ("Crescent Machinery") (in bankruptcy);

                  o Rosestar Management LLC ("Rosestar") through February 14, 2002; and

                  o        COI Hotel Group, Inc. ("COI Hotel") through February
                           14, 2002.

         o Subsidiaries which are not wholly owned but the Company controlled through February 14, 2002 and therefore consolidated ("Controlled Subsidiaries"):

                  o A 5% economic interest, representing 100% of the voting common stock, in:

                           - The Woodlands Land Company, Inc. ("LandCo") which has a 52.5% general partner interest (49.5% through November 2001) in The Woodlands Land Development Company, L.P. ("Landevco");

                           - Desert Mountain Development Corporation ("Desert Mountain Development") which consolidates its 93% general partner interest in Desert Mountain Properties Limited Partnership ("DMPLP"); and

                           - CRL Investments, Inc. ("CRL"), which beneficially owns 65% of CR Las Vegas, LLC ("CR Las Vegas") and 30% of CR License, LLC ("CR License").

                  o        A 60% general partner interest in COPI Colorado, L.P.
                           ("COPI Colorado") which owns 10% of Crescent Resort Development, Inc. ("CRDI"), formerly Crescent Development Management Corp. ("CDMC"). The 10% interest in CRDI represents 100% of the voting stock, and therefore, CRDI was consolidated into COPI Colorado.

         o Subsidiaries which the Company reports on the equity method of accounting:

                  o A 52.5% interest in The Woodlands Operating Company, L.P. ("Woodlands Operating" or "TWOC") which is controlled by a four member committee of which the Company controls two positions, through March 22, 2002;

                  o A 40% interest in Vornado Crescent Logistics Operating Partnership ("AmeriCold Logistics")

The December 31, 2001 and June 30, 2001 financial statements have been restated to show discontinued operations pursuant to the Settlement Agreement.

2. RECENT DEVELOPMENTS:


SETTLEMENT AGREEMENT

On February 14, 2002, Crescent Operating entered into a Settlement Agreement with Crescent Real Estate. The Settlement Agreement also provided the basis for Crescent Operating to file a prepackaged bankruptcy plan that the Company believes will provide for a limited recovery to its stockholders. Pursuant to the Settlement Agreement, Crescent Operating has transferred the following assets to Crescent Real Estate:

         o all of its hotel operations, in lieu of foreclosure, on February 14, 2002 in exchange for a $23.6 million reduction in its rent obligations to Crescent Real Estate;

         o all of its land development interests, through a strict foreclosure, on February 14, 2002, and March 22, 2002, in exchange for a $40.1 million reduction of its debt obligations to Crescent Real Estate.

In addition, the Settlement Agreement provides as follows;

         o Crescent Real Estate will make sufficient funds available to Crescent Operating to pay all of Crescent Operating's creditors, other than Crescent Real Estate, in full and to cover the expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan. To facilitate repayment of $15.0 million, plus interest, owed to Bank of America, Crescent Real Estate has allowed Crescent Operating to secure the Bank of America debt with a pledge of Crescent Operating's interest in AmeriCold Logistics, LLC. The bankruptcy plan contemplates that the AmeriCold Logistics interest will be purchased by a Crescent Real Estate affiliate for a sufficient amount to repay the Bank of America debt

         o If Crescent Operating's stockholders approve the bankruptcy plan at a special meeting of stockholders called for that purpose, Crescent Real Estate will issue common shares of Crescent Equities to the Crescent Operating stockholders pursuant to the formula contained in the bankruptcy plan. If the stockholders of Crescent Operating do NOT accept the bankruptcy plan, they will not receive a distribution of common shares of Crescent Real Estate. If the total amount of claims and expenses paid by Crescent Real Estate in connection with the Crescent Operating bankruptcy and reorganization transactions equals or exceeds $16.0 million, the stockholders of Crescent Operating will receive no common shares of Crescent Real Estate and will not be entitled to reconsider their approval of the bankruptcy plan. Crescent Operating stockholders receiving Crescent Real Estate shares will be deemed to have released all claims they may have against Crescent Operating and Crescent Real Estate and those acting on their behalf that arose before the effective date of the plan. If the Crescent Operating stockholders do not approve the Crescent Operating bankruptcy plan, Crescent Operating will still seek to have that bankruptcy plan confirmed by the bankruptcy court. If the bankruptcy court confirms the plan, Crescent Operating stockholders will not receive common shares of Crescent Equities and will still cease to be stockholders of Crescent Operating on the date the plan becomes effective.

         o Crescent Operating will cancel all outstanding shares of its common stock.

         o Pursuant to both the Settlement Agreement and the bankruptcy plan, Crescent Operating will transfer the remaining assets of Crescent Operating a the direction of Crescent Real Estate.

ADDITIONAL RECENT DEVELOPMENTS

Effective December 31, 2001, the Company, in connection with extending the maturity of its $15.0 million loan from Bank of America from December 31, 2001 to August 15, 2002, agreed to modify the loan from an unsecured to a secured credit facility. The Company, with the consent of Crescent Partnership which agreed to subordinate its security interest in the Company's 40% interest in AmeriCold Logistics, pledged all of its interest in AmeriCold Logistics to Bank of America to secure the loan. In August 2002, the Company further extended the maturity of this loan to January 15, 2003 and agreed to prepay the interest for that time period in the amount of $0.3 million.

3. DISCONTINUED OPERATIONS:

Pursuant to the Settlement Agreement discussed in Note 2, Crescent Operating has transferred the following assets to Crescent Real Estate:

         o all of its hotel operations, in lieu of foreclosure, on February 14, 2002 in exchange for a $23.6 million reduction in its rent obligations to Crescent Real Estate;

         o all of its land development interests, through a strict foreclosure, on February 14, 2002, and March 22, 2002, in exchange for a $40.1 million reduction of its debt obligations to Crescent Real Estate.

As a result of these transfers, the Company recognized Income from Discontinued Operations for the six months ended June 30, 2002 of $3.3 million, after minority interest of $1.9 million and a $2.5 million income tax expense related to its Hospitality and Land Development segments. The gain associated with the discontinuance of the operations from these segments and the reduction of the Company's rent and debt obligations is $26.8 million, net of a $17.9 million income tax expense.

The carrying amounts of the major classes of asset and liabilities for the Hospitality and Land Development segments as of the transfer date, February 14, 2002, were (in thousands):

                                               Hospitality     Land Development       Total
                                               -----------     ----------------     --------
Current Assets ...........................     $    38,466     $         60,744     $ 99,210
Long-Term Assets .........................          12,607              663,030      675,637

Current Liabilities ......................          43,978              483,562      527,540
Long-Term Liabilities ....................           4,750               70,549       75,299

In December 2001, the Company adopted Statements of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (See Note 12). SFAS No. 144 broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. During the second quarter of 2002, Crescent Machinery closed down five branch locations and is currently in the process of closing two additional branch locations. The results from these branch operations are reflected in discontinued operations, net of tax.

4. INVESTMENTS:

Investments consisted of the following (in thousands):

                                                              June 30, 2002     December 31, 2001
                                                              -------------     -----------------
 Investment in Landevco .................................     $          --     $          43,577
 Investment in Magellan warrants ........................                --                 4,127
 Investment in CRDI projects ............................                --                 8,124
 Investment in CR License ...............................                --                 5,012
 Investment in CR Las Vegas .............................                --                   450
 Investment in AmeriCold Logistics ......................                --                   706
                                                              -------------     -----------------
                                                              $          --     $          61,996
 Less assets to be transferred pursuant to the Settlement
 Agreement ..............................................                --               (57,163)
                                                              -------------     -----------------
                                                              $          --     $           4,833
                                                              =============     =================


Investment loss consisted of the following (in thousands):

                                                                   Three months ended       Six months ended
                                                                      June 30, 2002          June 30, 2002
                                                                   ------------------      ------------------
Change in fair value of Magellan warrants ....................     $           (3,581)     $           (4,127)

Equity in loss of unconsolidated subsidiaries consisted of the following (in thousands):

                                                                   Three months ended       Six months ended
                                                                      June 30, 2002           June 30, 2002
                                                                   ------------------      ------------------
Equity in loss of AmeriCold Logistics ........................     $           (1,436)     $           (2,142)
 Less equity in loss of entities to be transferred pursuant to
 Settlement Agreement ........................................                     --                  (2,046)
                                                                   ------------------      ------------------
                                                                   $           (1,436)     $           (4,188)
                                                                   ==================      ==================

5. LONG-TERM DEBT:

The Company's long-term debt facilities are composed of (i) corporate and wholly owned debt, and (ii) non wholly owned debt. Corporate and wholly owned debt relates to debt facilities at the Crescent Operating level or owed by entities which are owned 100% by Crescent Operating. Non wholly owned debt represents non-recourse debt owed by entities which are consolidated in the Company's financial statements but are not 100% owned by the Company; the Company's economic investment in these entities is 6% or less. The non wholly owned debt is secured by the operations of each individual subsidiary and is not guaranteed by Crescent Operating. Following is a summary of the Company's debt financing (amounts in thousands):


                                                                                  June 30, 2002     December 31, 2001
                                                                                  -------------     -----------------
LONG-TERM DEBT - CORPORATE AND WHOLLY OWNED SUBSIDIARIES

Equipment notes payable to finance companies, bear interest from 4.5% to
9.5%, due 2001 through 2011 (Crescent Machinery) (in default) ...............     $      58,147     $          80,683

Floor plan debt payable, three to twelve month terms at 0%
interest (Crescent Machinery) (in default) ..................................                --                 4,190

Line of credit in the amount of $15.0 million payable to Bank of America, interest at the banks prime rate, 4.75% at June 30,
2002, due August 2002 (COPI) ................................................            15,000                15,000

Line of credit payable to Crescent Partnership, interest at 9%,
due May 2002 (COPI)(in default) .............................................             9,552                22,025

Line of credit payable to Crescent Partnership, interest at 12%, due May 2002
or five years after the last draw (COPI) (in default) .......................             8,495                20,205

Note payable to Crescent Partnership, interest at 12%, due through May 2002
(COPI)(in default) ..........................................................             6,827                16,238

Note payable to Crescent Partnership, interest at 12%, due May
2002 (COPI)(in default) .....................................................             4,445                10,572

Notes payable to Crescent Partnership (previously the sellers of equipment companies), weighted average interest of 7.5% and 7.6% at
June 30, 2002 and December 31, 2001, due 2002 through 2003 (COPI) ...........             2,628                 2,787

Notes payable to Crescent Partnership, interest at 2.75%, due
February 2003 (COPI) ........................................................             2,698                    --

Notes payable to Crescent Partnership, weighted average interest of 10.2% at
June 30, 2002 and December 31, 2001, due 2003 through 2006 (Rosestar)
(in default) ................................................................                --                 1,143
                                                                                  -------------     -----------------
       Total debt - corporate and wholly owned subsidiaries .................           107,792               172,843
                                                                                  -------------     -----------------


LONG-TERM DEBT - NON WHOLLY OWNED SUBSIDIARIES

Construction loans for various East West Resort Development
projects, interest at 4.4% to 11.3%, due through 2003 (CRDI) ................                --               136,620

Line of credit in the amount of $100.0 million payable to Crescent
Partnership, interest at 11.5%, due September 2008 (CRDI) ...................                --                72,250

Junior note payable to Crescent Partnership, interest at 14%,
due December 2010 (DMPLP) ...................................................                --                59,000

Line of credit in the amount of $56.2 million payable to
Crescent Partnership, interest at 11.5%, due August 2004 (CRDI) .............                --                48,354

Line of credit in the amount of $70.0 million payable to Crescent Partnership,
interest at 11.5%, due December 2006 (CRDI) ...................................                 --             36,571

Line of credit in the amount of $50.0 million payable to National Bank of
Arizona, interest at prime to prime plus 1%, due November 2003 (DMPLP) ........                 --             29,910

Line of credit in the amount of $40.0 million payable to Crescent Partnership,
interest at 11.5%, due December 2006 (DMPLP) ..................................                 --             23,396

Line of credit in the amount of $7.0 million payable to Crescent Partnership,
interest at 12%, due August 2003 (CRL) ........................................                 --              7,000

Note payable to Crescent Partnership maturing December 2002,
interest at 10% (DMPLP) .......................................................                 --              1,000

Term note in the amount of $0.2 million payable to Crescent
Partnership, interest at 12%, due August 2003 (CRL) ...........................                 --                166
                                                                                   ---------------    ---------------
          Total debt - non wholly owned subsidiaries ..........................                 --            414,267
                                                                                   ---------------    ---------------
          Total long-term debt ................................................    $       107,792    $       587,110
                                                                                   ===============    ===============
Current portion of long-term debt - CEI .......................................    $        34,645    $        69,634

Current portion of long-term debt .............................................             15,000            101,870

Current debt subject to compromise ............................................             58,147                 --

Long-term debt - CEI, net of current portion ..................................                 --                549

Long-term debt, net of current portion ........................................                 --                790

Current and Long-term debt of assets to be disposed of pursuant
to the Settlement Agreement ...................................................                 --            414,267
                                                                                   ---------------    ---------------
          Total debt ..........................................................    $       107,792    $       587,110
                                                                                   ===============    ===============


On February 6, 2002, Crescent Machinery Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court in Fort Worth, Texas. Outstanding principal amounts under default by Crescent Machinery totaled $58.1 million at June 30, 2002.

On February 13, 2002, the Company received notice from Crescent Partnership that the Company was in default on the 1997 Term Loan, the 1997 Revolving Loan, the AmeriCold Loan and the COPI Colorado Loan. On February 14, 2002, pursuant to the Settlement Agreement, Crescent Partnership foreclosed on certain collateral securing such loans, which had the effect of reducing the aggregate indebtedness from $76.2 million to $36.1 million.

As a part of the acquisitions of E.L. Lester and Company ("Lester") and Harvey Equipment Center, Inc. ("Harvey"), Crescent Operating issued notes payable in the amount of $6.0 million and $1.2 million, respectively (the "Equipment Acquisition Notes"). On February 15, 2002, Crescent Partnership purchased the Equipment Acquisition Notes from the note holders. As of July 1, 2002 and July 31, 2002, Crescent Operating defaulted on payment of principal and interest on these notes.

6. SUMMARY OF LIABILITIES SUBJECT TO COMPROMISE:

Liabilities subject to compromise consisted of the following (in thousands):

                                                                   June 30, 2002
                                                                   -------------
Secured Debt - Notes Payable ..................................    $      55,147
Secured Debt - Other ..........................................            4,480
Priority Debt .................................................            1,427
Unsecured Debt - Notes Payable ................................            3,000
Unsecured Debt - Other ........................................            6,503
                                                                   -------------
  Total .......................................................    $      70,557
                                                                   =============

Additional intercompany liabilities that are subject to compromise in the amount of $10.5 million are not included as they are eliminated for consolidated financial purposes.

7. COMPANY SUBSIDIARIES IN REORGANIZATION:

On February 6, 2002, Crescent Machinery filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Northern District of Texas in Fort Worth, Texas. The carrying amounts of the major classes of assets and liabilities and shareholders' deficit for Crescent Machinery as of June 30, 2002 were as follows (in thousands):


                                                                  June 30, 2002
                                                                  -------------
CURRENT ASSETS
  Cash and cash equivalents .................................     $       5,350
  Accounts receivable .......................................             7,901
  Inventories ...............................................             9,733
  Other current assets ......................................             1,477
                                                                  -------------
    Total current assets ....................................            24,461

PROPERTY AND EQUIPMENT, NET .................................            46,015

OTHER ASSETS ................................................               495
                                                                  -------------
TOTAL ASSETS ................................................     $      70,971
                                                                  =============

LIABILITIES
  Accounts payable and accrued expenses .....................     $      15,209
  Debt ......................................................            58,147
  Other .....................................................             5,386
                                                                  -------------
    Total Liabilities .......................................            78,742

SHAREHOLDERS' DEFICIT
  Common stock ..............................................             6,007
  Additional paid-in capital ................................            63,770
  Accumulated deficit .......................................           (77,548)
                                                                  -------------
    Total shareholders' deficit .............................            (7,771)
                                                                  -------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT .................     $      70,971
                                                                  =============


8. EARNINGS PER SHARE:

Earnings per share ("EPS") is calculated as follows (in thousands, except per share data):

                                                        Three months ended                     Six months ended
                                                ----------------------------------    ----------------------------------
                                                 June 30, 2002      June 30, 2001      June 30, 2002      June 30, 2001
                                                ---------------    ---------------    ---------------    ---------------
Loss from Continuing Operations .............   $        (8,598)   $       (13,356)   $       (13,868)   $       (12,307)
                                                ===============    ===============    ===============    ===============
Weighted average shares (basic) .............            10,828             10,340             10,828             10,340
Effect of Dilutive Securities:
Stock Options ...............................                --                 --                 --                 --
                                                ---------------    ---------------    ---------------    ---------------
Weighted average shares (diluted) ...........            10,828             10,340             10,828             10,340
                                                ===============    ===============    ===============    ===============
Basic and diluted EPS before discontinued
operations and accounting change ............             (0.79)             (1.29)             (1.28)             (1.19)
                                                ===============    ===============    ===============    ===============
Income (loss) from Discontinued Operations ..              (344)            (3,866)            27,640             (4,526)
Weighted average shares (diluted) ...........            10,828             10,340             10,828             10,340
                                                ---------------    ---------------    ---------------    ---------------
Basic and diluted EPS before accounting
change ......................................             (0.82)             (1.67)              1.27              (1.63)
                                                ===============    ===============    ===============    ===============
Accounting Change ...........................                --                 --                                (9,509)
Weighted average shares (diluted) ...........            10,828             10,340             10,828             10,340
                                                ---------------    ---------------    ---------------    ---------------
Diluted EPS .................................   $         (0.82)   $         (1.67)   $          1.27    $         (2.55)
                                                ===============    ===============    ===============    ===============



The Company had 1,270,624 and 1,268,224 options for its common stock outstanding for each of the three and six months ended June 30, 2002 and each of the three and six months ended June 30, 2001, respectively, which were not included in the calculation of diluted EPS as they were anti-dilutive.

9. INCOME TAXES:

The table below shows the reconciliation of the federal statutory income tax rate to the effective tax rate for income from continuing operations.

                                                                                      Three months ended   Six months ended
                                                                                         June 30, 2002      June 30, 2002
                                                                                      ------------------   ----------------
     Federal statutory income tax rate...............................................        35.0%              35.0%
     State income taxes, net of federal tax benefit..................................         5.0                5.0
     Minority interests..............................................................          --               (2.9)
     Change in valuation allowance...................................................       (36.7)              15.8
     Other, net......................................................................          --                1.1
                                                                                        ---------------    ---------------
         Effective tax rate..........................................................         3.3%              54.0%
                                                                                        ===============    ===============

Provision (benefit) for income taxes is comprised of the following
(in thousands):


                                                                                      Three months ended   Six months ended
                                                                                        June 30, 2002        June 30, 2002
                                                                                      ------------------   ----------------
Income from continuing operations
     Deferred .......................................................................   $          (645)   $        (2,003)

Discontinued operations
   From Operations
     Deferred .......................................................................   $            (5)   $         2,502

   Gain on disposal of discontinued operations
     Current ........................................................................   $            --    $           176
     Deferred .......................................................................               347             17,700
                                                                                        ---------------    ---------------
     Total ..........................................................................   $           347    $        17,876
                                                                                        ===============    ===============


The Company generally provides for taxes using a 40% effective rate on the Company's share of income or loss. The Company increased its valuation allowance related to its consolidated tax group by $3.4 million in the second quarter of 2002 to offset a portion of the deferred tax assets for which the ultimate realization in future years is uncertain. Management believes that the remaining deferred tax asset will be realized due to tax planning strategies associated with the Settlement Agreement (see Note 2).


10. BUSINESS SEGMENT INFORMATION:

Crescent Operating's assets and operations are located entirely within the United States and are comprised primarily of two business segments: (i) Equipment Sales and Leasing and (ii) Temperature Controlled Logistics. The Company, previously operated in the Hospitality and Land Development segments. Pursuant to the Settlement Agreement, the Company transferred all of its interests in the Hospitality and Land Development segments to Crescent Equities on February 14, 2002 (see Note 2). In addition to these two business segments, the Company has grouped its investment in Magellan warrants, interest expense on corporate debt and general corporate overhead costs such as legal and accounting costs, insurance costs and corporate salaries as "Other" for segment reporting purposes. The Company uses net income as the measure of segment profit or loss. Business segment information is summarized as follows (in thousands):


                                                 Three months ended             Six months ended
                                           -----------------------------   -----------------------------
                                           June 30, 2002   June 30, 2001   June 30, 2002   June 30, 2001
                                           -------------   -------------   -------------   -------------
Revenues:

Equipment Sales and Leasing ............   $       8,717   $      15,350   $      18,235   $      32,412
                                           -------------   -------------   -------------   -------------
Total revenues .........................   $       8,717   $      15,350   $      18,235   $      32,412
                                           =============   =============   =============   =============

Net loss from continuing operations:
   Equipment Sales and Leasing .........     $  (2,313)     $ (10,761)     $  (4,701)    $ (11,826)
   Temperature Controlled Logistics ....        (1,436)        (3,623)        (1,859)       (4,438)
   Other ...............................        (4,849)         1,028         (7,308)        3,957
                                             ---------      ---------      ---------     ---------
   Total net (loss) from continuing
      operations .......................     $  (8,598)     $ (13,356)     $ (13,868)    $ (12,307)
                                             =========      =========      =========     =========


                                             June 30, 2002      December 31, 2001
                                             -------------      -----------------
Identifiable assets:
   Equipment Sales and Leasing .........     $      70,971      $          93,647
   Temperature Controlled Logistics ....             5,591                  6,015
   Hospitality .........................                --                 40,416
   Land Development ....................                --                761,984
   Other ...............................             4,060                 43,342
                                             -------------      -----------------
   Total identifiable assets ...........     $      80,622      $         945,404
                                             =============      =================



11. LITIGATION:

Charter Behavioral Health Systems, LLC ("CBHS") became the subject of Chapter 11 bankruptcy proceedings by filing a voluntary petition on February 16, 2000, in United States Bankruptcy Court for the District of Delaware. Although CBHS is not a subsidiary of Crescent Operating, Crescent Operating did own a majority (90%) economic interest in CBHS, until December 29, 2000.

As a result of the liquidation of CBHS through bankruptcy, the equity investment in CBHS became worthless. On December 29, 2000, as part of Crescent Operating's tax planning, Crescent Operating sold its 25% common interest and its 100% preferred membership interest in CBHS, and COPI CBHS Holdings sold its 65% common interest in CBHS to The Rockwood Financial Group, Inc. for a nominal sum.

Crescent Operating held no funded or liquidated claims against the estate of CBHS. Crescent Operating filed proofs of claim against CBHS as a protective matter for potential indemnification or contribution for third party lawsuits and claims where Crescent Operating is a named defendant with CBHS, such as lawsuits based upon alleged WARN Act violations purported to have been committed by CBHS and/or its subsidiaries in closing behavioral health care facilities in 1999 and 2000. The only such lawsuits that have been brought against Crescent Operating arise from WARN Act claims. In connection with a settlement entered into among Crescent Operating, CBHS, the WARN Act plaintiffs, and others, Crescent Operating's indemnification and contribution claims against CBHS based on such lawsuits have been resolved. In the event that, prior to the bar date for asserting claims against Crescent Operating in its bankruptcy case, no other claims or lawsuits are asserted against Crescent Operating that would give rise to indemnification or contribution claims by Crescent Operating against CBHS, Crescent Operating's claims for indemnification or contribution in the CBHS case will be disallowed. If any such lawsuits or claims are brought, Crescent Operating will pursue its indemnification and contribution claims as appropriate.

To date, several lawsuits, all of which seek class action certification, have been filed against CBHS alleging violations of the WARN Act in the closing of certain healthcare facilities in 1999 and 2000. Of those lawsuits, three also named Crescent Operating as a defendant, but all three of those suits have since been dismissed. An additional suit seeking similar relief was also filed against Crescent Operating and Crescent Partnership, as well as CBHS.

A global Stipulation of Settlement of all WARN matters has been reached and filed with the United States District Court and Bankruptcy Court for the District of Delaware by the WARN Act claimants, CBHS, Crescent Operating, Crescent Partnership and the Creditors Committee in the CBHS case. The settlement was approved by the District Court by order dated March 18, 2002. As it applies to Crescent Operating, the settlement provides that either Crescent Operating or Crescent Partnership was required to deposit into escrow $500,000 for the benefit of the WARN Act claimants and, upon the settlement becoming final, Crescent Operating will receive a complete release for all WARN Act claims and any other claims in the CBHS case other than potential claims from those CBHS employees who have opted out of the settlement. It appears that as maximum of three such employees have opted out and none have made claims against Crescent Operating to date. Crescent Partnership has paid the $500,000 into escrow. This payment will not be included as an expense for the purposes of calculating the aggregate value of the Crescent Real Estate shares to be distributed to the Crescent Operating shareholders.

In accordance with an agreement between Gerald Haddock and Crescent Operating, COPI Colorado redeemed the limited partnership interest of Mr. Haddock, Crescent Operating's former Chief Executive Officer and President, in January 2000. COPI Colorado paid Mr. Haddock approximately $2.6 million for his approximate 16.67% limited partner interest (determined from an independent appraisal of the value of COPI Colorado). Mr. Haddock challenged the valuation performed by the independent appraiser and the procedures followed by Crescent Operating with respect to the redemption and valuation process. On February 7, 2001, Crescent Operating filed a lawsuit in the 141st Judicial Court of Tarrant County, Texas seeking a declaratory judgment to assist in resolution of Crescent Operating's dispute with Mr. Haddock. The parties settled their dispute, and the lawsuit was dismissed effective as of January 2, 2002.

On June 10, 2002, the attorneys for the Official Unsecured Creditors Committee of Crescent Machinery Company delivered a letter to Crescent Operating and to certain of its current and former officers and directors. In the letter, the creditors committee alleges that Crescent Operating and others have substantial liability for certain actions and failures to act by Crescent Operating and certain of its officers and directors that caused damage to Crescent Machinery. If a lawsuit is filed by the creditors committee, Crescent Operating intends to vigorously defend any claims asserted. Crescent Operating does not believe the claims asserted in the creditors committee's letter have any merit. However, there is a risk that substantial delays could result from the process whereby the creditors committee's claim is adjudicated and there is further risk that if the creditors committee were ultimately successful in the prosecution of its claim, Crescent Operating may be unable to make any distribution to its stockholders.

The Company is a party to legal actions related to certain of its investments. Material losses related to such cases have not been deemed probable by management after consultation with outside counsel, and no financial statement accruals have been made. Based on the status of the cases, the Company is unable to determine a range of possible losses, if any, that might be incurred in connection with this litigation. The Company believes it is not probable that the ultimate resolution of this litigation will have a material adverse effect on its financial position and results of operations.


12. RECENT ACCOUNTING PRONOUNCEMENTS:

In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, Business Combinations, and No. 142, Goodwill and other Intangible Assets, effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives. The Company applied the new rules on accounting for goodwill and other intangible assets beginning in the first quarter 2002.

In August 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. It also supersedes the accounting and reporting provisions of APB Opinion No. 30, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for recognition and measurement of the impairment of long-lived assets to be held and used and measurement of the long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company adopted SFAS No. 144 on January 1, 2002 and it did not have a material impact on their results of operations or financial position; however, due to the Settlement Agreement discussed in this Item 1, the Hospitality and Land Development segments are presented as discontinued operations. In addition, during the six months ended June 30, 2002, Crescent Machinery closed five branch locations and is currently in the process of closing two additional branch locations. The results from these branch operations are reflected in discontinued operations net of tax.

In April 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 62, Amendment of FASB Statement No. 13, and Technical Corrections. In general, SFAS 145 will require gains and losses on extinguishments of debt to be classified as income or loss from continuing operations rather than as extraordinary items as previously required under Statement 4. While gains or losses from extinguishments of debt for fiscal years beginning after May 15, 2002 shall not be reported as extraordinary items unless the extinguishment qualifies as an extraordinary item under the provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, management has elected to adopt SFAS No. 145 early. The impact of adopting SFAS No. 145 resulted in a gain on disposal of discontinued operations of $26.8 million, net of applicable income tax expense of $17.9 million.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
Crescent Operating, Inc.

We have audited the accompanying consolidated balance sheets of Crescent Operating, Inc. and subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedule listed in the index at Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of The Woodlands Land Development Company, L.P., The Woodlands Operating Company, L.P., Crescent Resort Development, Inc. and subsidiaries or Vornado Crescent Logistics Operating Partnership and Subsidiary, which statements reflect total assets constituting 51.9% and 43.6%, respectively, of consolidated assets as of December 31, 2001 and 2000, and total revenues constituting 30.9%, 24.6%, and 19.2%, respectively, of consolidated revenues for each of the three years in the period ended December 31, 2001. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to data included for The Woodlands Land Development Company, L.P., The Woodlands Operating Company, L.P., Crescent Resort Development, Inc. and subsidiaries and Vornado Crescent Logistics Operating Partnership, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Crescent Operating, Inc. and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

The accompanying financial statements have been prepared assuming that Crescent Operating, Inc. will continue as a going concern. The Company has incurred recurring net losses, has a net capital deficiency and has debts in default and other liabilities which it is unable to liquidate in the normal course of business. In addition, as more fully discussed in Note 3, the Company has entered into an agreement with Crescent Equities (CEI) in which substantially all of the assets and operations which comprise the hospitality and land development segments of the Company have been transferred to CEI subsequent to December 31, 2001. This agreement also provides for the Company to file a prepackaged bankruptcy plan. On February 6, 2002, Crescent Machinery Company, a wholly owned subsidiary of the Company, filed for bankruptcy protection under Chapter 11 of the federal bankruptcy laws. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

As discussed in Note 15 of the financial statements, in 2001, the Company changed its method of accounting for warrants.

                                          ERNST & YOUNG LLP
Dallas, Texas
April 19, 2002

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Executive Committee of
The Woodlands Operating Company, L.P.:


We have audited the consolidated balance sheets of The Woodlands Operating Company, L.P. (a Texas limited partnership) and subsidiary as of December 31, 2001 and 2000 and the related consolidated statements of earnings, changes in partners' deficit and cash flows for each of the three years ended December 31, 2001 (not presented separately herein). These financial statements are the responsibility of The Woodlands Operating Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Woodlands Operating Company, L.P. and subsidiary as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Houston, Texas
January 25, 2002

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Executive Committee of
The Woodlands Land Development Company, L.P.:


We have audited the consolidated balance sheets of The Woodlands Land Development Company, L.P. (a Texas limited partnership) and subsidiaries as of December 31, 2001 and 2000 and the related consolidated statements of earnings and comprehensive income, changes in partners' equity and cash flows for each of the three years ended December 31, 2001 (not presented separately herein). These financial statements are the responsibility of The Woodlands Land Development Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Woodlands Land Development Company, L.P. and subsidiaries as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Houston, Texas
January 25, 2002

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Executive Committee of
The Woodlands Operating Company, L.P.:


We have audited the accompanying consolidated balance sheets of The Woodlands Operating Company, L.P. (a Texas limited partnership) and subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of earnings, changes in partners' equity and cash flows for each of the three years ended December 31, 2000. These financial statements are the responsibility of The Woodlands Operating Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Woodlands Operating Company, L.P. and subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Houston, Texas
January 15, 2001

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Executive Committee of
The Woodlands Land Development Company, L.P.:


We have audited the accompanying consolidated balance sheets of The Woodlands Land Development Company, L.P. (a Texas limited partnership) and subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of earnings, changes in partners' equity and cash flows for each of the three years ended December 31, 2000. These financial statements are the responsibility of The Woodlands Land Development Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Woodlands Land Development Company, L.P. and subsidiaries as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Houston, Texas
January 15, 2001

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
Crescent Resort Development, Inc.

We have audited the consolidated balance sheets of CRESCENT RESORT DEVELOPMENT, INC. (a Delaware corporation and formerly known as Crescent Development Management Corp.) AND SUBSIDIARIES as of December 31, 2001 and 2000 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent Resort Development, Inc. and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



                                            /s/ ARTHUR ANDERSEN LLP



Denver, Colorado,
January 25, 2002.

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Crescent Development Management Corp. II:

We have audited the consolidated balance sheet of CRESCENT DEVELOPMENT MANAGEMENT CORP. II (a Delaware corporation) AND SUBSIDIARY as of December 31, 2000 and the related consolidated statement of shareholders' equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Crescent Development Management Corp. II and subsidiary as of December 31, 2000 for the year then ended in conformity with accounting principles generally accepted in the United States.


                                            /s/ ARTHUR ANDERSEN LLP



Denver, Colorado,
February 9, 2001.

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

                            CRESCENT OPERATING, INC.
                          CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                               December 31, 2001  December 31, 2000
                                                               -----------------  -----------------

                 ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                      $     41,528        $     62,078
  Accounts receivable, net                                             48,933              62,318
  Inventories                                                          23,864              42,710
  Notes receivable                                                      3,211               3,940
  Prepaid expenses and other current assets                            12,596              21,616
                                                                 ------------        ------------
     Total current assets                                             130,132             192,662
                                                                 ------------        ------------

PROPERTY AND EQUIPMENT, NET                                           197,736             219,739

INVESTMENTS                                                            61,996              70,396

OTHER ASSETS
  Real estate                                                         442,484             279,597
  Intangible assets, net                                               42,152              88,840
  Deferred tax assets                                                  39,485              30,677
  Other assets                                                         31,419              28,617
                                                                 ------------        ------------
     Total other assets                                               555,540             427,731
                                                                 ------------        ------------

TOTAL ASSETS                                                     $    945,404        $    910,528
                                                                 ============        ============

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued expenses                          $     81,085        $    100,009
  Accounts payable and accrued expenses - CEI                          50,970              17,198
  Current portion of long-term debt - CEI                              74,634              17,023
  Current portion of long-term debt                                   203,039              78,104
  Deferred revenue                                                     71,933              90,392
                                                                 ------------        ------------
     Total current liabilities                                        481,661             302,726

LONG-TERM DEBT - CEI, NET OF CURRENT PORTION                          243,286             242,666

LONG-TERM DEBT, NET OF CURRENT PORTION                                 66,151             135,724

OTHER LIABILITIES                                                      88,805              78,417
                                                                 ------------        ------------

     Total liabilities                                                879,903             759,533
                                                                 ------------        ------------

MINORITY INTERESTS                                                    158,889             174,528
                                                                 ------------        ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
Preferred stock, $.01 par value, 10,000 shares authorized,
        no shares issued or outstanding                                    --                  --
Common stock, $.01 par value, 22,500 shares authorized,
      11,490 and 11,443 shares issued, respectively                       115                 114
Additional paid-in capital                                             17,781              17,754
Deferred compensation on restricted shares                                 --                (177)
Accumulated other comprehensive loss                                   (1,436)             (9,509)
Accumulated deficit                                                  (105,542)            (27,409)
Treasury stock at cost, 1,103 shares                                   (4,306)             (4,306)
                                                                 ------------        ------------
     Total shareholders' deficit                                      (93,388)            (23,533)
                                                                 ------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                      $    945,404        $    910,528
                                                                 ============        ============

        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (Amounts in thousands, except per share data)


                                                     For the            For the            For the
                                                   Year Ended         Year Ended         Year Ended
                                                December 31, 2001  December 31, 2000  December 31, 1999
                                                -----------------  -----------------  -----------------


REVENUES
   Equipment sales & leasing                     $      118,501      $      142,842      $      136,343
   Hospitality                                          226,841             272,157             246,763
   Land development                                     260,999             301,827             334,881
                                                 --------------      --------------      --------------

      Total revenues                                    606,341             716,826             717,987
                                                 --------------      --------------      --------------

OPERATING EXPENSES
   Equipment sales & leasing                            126,042             141,113             131,606
   Hospitality                                          183,509             212,238             191,465
   Hospitality properties rent - CEI                     55,743              63,338              54,012
   Land development                                     256,282             276,285             324,432
   Corporate general and administrative                   6,969               4,224               2,605
   Impairment of assets (Note 2)                         40,178                  --                  --
                                                 --------------      --------------      --------------

      Total operating expenses                          668,723             697,198             704,120
                                                 --------------      --------------      --------------

(LOSS) INCOME FROM OPERATIONS                           (62,382)             19,628              13,867

INVESTMENT INCOME                                         1,135               2,285               1,890

EQUITY IN EARNINGS OF
    UNCONSOLIDATED SUBSIDIARIES                          31,080              25,980              19,049

OTHER (INCOME) EXPENSE
   Interest expense                                      30,502              36,345              30,775
   Interest income                                       (3,773)             (4,271)             (4,046)
   Gain on termination of Four Seasons lease                 --             (18,289)                 --
   Other                                                    733                  33                 131
                                                 --------------      --------------      --------------

      Total other expense                                27,462              13,818              26,860
                                                 --------------      --------------      --------------

(LOSS) INCOME BEFORE INCOME TAXES,
    MINORITY INTERESTS AND ACCOUNTING CHANGE            (57,629)             34,075               7,946

INCOME TAX (BENEFIT) PROVISION                           (2,593)             11,747              (3,471)
                                                 --------------      --------------      --------------

(LOSS) INCOME BEFORE MINORITY INTERESTS AND
    ACCOUNTING CHANGE                                   (55,036)             22,328              11,417

MINORITY INTERESTS                                      (13,588)            (26,018)            (14,112)
                                                 --------------      --------------      --------------

LOSS BEFORE ACCOUNTING CHANGE                           (68,624)             (3,690)             (2,695)

CUMULATIVE EFFECT OF CHANGE
    IN ACCOUNTING PRINCIPLE (NOTE 15)                    (9,509)                 --                  --
                                                 --------------      --------------      --------------

NET LOSS                                         $      (78,133)     $       (3,690)     $       (2,695)
                                                 ==============      ==============      ==============

BASIC AND DILUTED LOSS PER SHARE
   Loss before change in accounting              $        (6.63)     $        (0.36)     $        (0.26)
   Change in accounting                                   (0.92)                 --                  --
                                                 --------------      --------------      --------------
   Net loss per share                            $        (7.55)     $        (0.36)     $        (0.26)
                                                 ==============      ==============      ==============


WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                 10,344              10,326              10,363
                                                 ==============      ==============      ==============
   Diluted                                               10,344              10,326              10,363
                                                 ==============      ==============      ==============


        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
                             (AMOUNTS IN THOUSANDS)


                                                                                                                       Deferred
                                                             Common stock       Treasury stock                       compensation
                                                           ----------------   -----------------     Additional       on restricted
                                                            Shares   Amount   Shares     Amount   paid-in capital       shares
                                                           -------   ------   ------    -------   ---------------   --------------

DECEMBER 31, 1998                                           11,402     114     (700)    (2,852)           17,667             (210)

Comprehensive income (loss):

     Net loss                                                   --      --       --         --                --               --

     Unrealized loss on Magellan warrants                       --      --       --         --                --               --



Comprehensive income (loss)

Stock options exercised                                          7      --       --         --                 7               --

Issuance of restricted common stock                              6      --       --         --                40              (40)

Amortization of restricted common stock                         --      --       --         --                --               52

Purchase of treasury stock                                      --      --     (403)    (1,454)               --               --
                                                           -------    ----   ------    -------    --------------   --------------

DECEMBER 31, 1999                                           11,415     114   (1,103)    (4,306)           17,714             (198)

Comprehensive income (loss):

     Net loss                                                   --      --       --         --                --               --

     Unrealized gain on Magellan warrants                       --      --       --         --                --               --



Comprehensive income (loss)


Issuance of restricted common stock                             28      --       --         --                40               --

Amortization of restricted common stock                         --      --       --         --                --               21
                                                           -------    ----   ------    -------    --------------   --------------

DECEMBER 31, 2000                                           11,443    $114   (1,103)   $(4,306)   $       17,754   $         (177)

Comprehensive income (loss):

     Net loss                                                   --      --       --         --                --               --

     Proportionate share of other comprehensive
          loss of equity method investee entity                 --      --       --         --                --               --

     Cumulative effect of change in accounting principle        --      --       --         --                --               --



Comprehensive income (loss)

Issuance of restricted common stock                             47       1       --         --                27               --

Amortization of restricted common stock                         --      --       --         --                --              177
                                                           -------    ----   ------    -------    --------------   --------------

DECEMBER 31, 2001                                           11,490    $115   (1,103)   $(4,306)   $       17,781   $           --
                                                           =======    ====   ======    =======    ==============   ==============


                                                               Accumulated
                                                                  other
                                                              comprehensive     Accumulated
                                                              income (loss)       deficit          Total
                                                             --------------    --------------    --------

DECEMBER 31, 1998                                                   (9,763)          (21,024)    (16,068)

Comprehensive income (loss):

     Net loss                                                           --            (2,695)     (2,695)

     Unrealized loss on Magellan warrants                             (364)               --        (364)
                                                                                                --------
                                                                                                  (3,059)
Comprehensive income (loss)

Stock options exercised                                                 --                --           7

Issuance of restricted common stock                                     --                --          --

Amortization of restricted common stock                                 --                --          52

Purchase of treasury stock                                              --                --      (1,454)
                                                            --------------    --------------    --------

DECEMBER 31, 1999                                                  (10,127)          (23,719)    (20,522)

Comprehensive income (loss):

     Net loss                                                           --            (3,690)     (3,690)

     Unrealized gain on Magellan warrants                              618                --         618
                                                                                                --------
                                                                                                  (3,072)
Comprehensive income (loss)


Issuance of restricted common stock                                     --                --          40

Amortization of restricted common stock                                 --                --          21
                                                            --------------    --------------    --------

DECEMBER 31, 2000                                           $       (9,509)   $      (27,409)   $(23,533)

Comprehensive income (loss):

     Net loss                                                           --           (78,133)    (78,133)

     Proportionate share of other comprehensive
          loss of equity method investee entity                     (1,436)               --      (1,436)

     Cumulative effect of change in accounting principle             9,509                --       9,509
                                                                                                --------

Comprehensive income (loss)                                                                      (70,060)

Issuance of restricted common stock                                     --                --          28

Amortization of restricted common stock                                 --                --         177
                                                            --------------    --------------    --------

DECEMBER 31, 2001                                           $       (1,436)   $     (105,542)   $(93,388)
                                                            ==============    ==============    ========


        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (AMOUNTS IN THOUSANDS)

                                                                                  For the           For the            For the
                                                                                Year Ended         Year Ended         Year Ended
                                                                             December 31, 2001  December 31, 2000  December 31, 1999
                                                                             -----------------  -----------------  -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                   $       (78,133)   $        (3,690)   $        (2,695)
   Adjustments to reconcile net loss
     to net cash used in operating activities:
       Depreciation                                                                    26,636             25,863             21,388
       Amortization                                                                     4,585             11,962             12,354
       Provision for deferred income taxes                                             (6,646)           (12,072)           (24,636)
       Equity in income of unconsolidated subsidiaries                                (31,080)           (25,980)           (18,963)
       Change in fair value of Magellan warrants                                       (1,135)                --                 --
        Impairment of assets                                                           40,178                 --                 --
       Cumulative effect of change in accounting principle                              9,509                 --                 --
       Minority interests                                                              13,588             26,018             14,113
       Gain on sale of property and equipment                                          (1,398)            (3,421)            (4,491)
       Loss (gain) on sale of investments                                                (201)           (20,574)            (2,308)
       Changes in assets and liabilities, net of effects from acquisitions:
           Accounts receivable                                                          7,593            (13,676)           (13,075)
           Inventories                                                                 15,767              6,107             (9,049)
           Prepaid expenses and current assets                                          1,793            (11,442)            (1,610)
           Real estate                                                               (184,304)           (82,990)           (40,646)
           Other assets                                                                  (442)             1,129              2,451
           Accounts payable and accrued expenses                                       (5,698)            29,827             17,076
           Accounts payable and accrued expenses - CEI                                 36,515              5,929              3,463
           Deferred revenue, current and noncurrent                                    (1,642)            41,676             36,452
           Other liabilities                                                            1,073                978                794
                                                                              ---------------    ---------------    ---------------
                Net cash used in operating activities                                (153,442)           (24,356)            (9,382)
                                                                              ---------------    ---------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of business interests, net of cash acquired                                  --                 --            (28,511)
  Acquisition of business interests by
      Controlled Subsidiaries, net of cash acquired                                   (17,677)            (8,791)            (3,782)
  Purchases of property and equipment                                                 (37,846)           (68,656)           (79,476)
  Proceeds from sale of investments                                                        --             17,848             23,540
  Proceeds from sale of property and equipment                                         22,599             35,368             30,500
  Net proceeds from sale and collection of notes receivable                             9,572             10,665              8,322
  Net distributions from investments                                                    2,494              3,706              1,640
  Distributions from investments of Controlled Subsidiaries                            41,040             33,524             23,962
  Contributions to investments of Controlled Subsidiaries                              (5,942)            (3,234)           (11,851)
   Other                                                                                   --                 --              1,139
                                                                              ---------------    ---------------    ---------------
                Net cash provided by (used in) investing activities                    14,240             20,430            (34,517)
                                                                              ---------------    ---------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of long-term debt                                                          334,389            329,626            248,392
  Payments on long-term debt                                                         (196,844)          (265,229)          (206,173)
  Proceeds of long-term debt - CEI                                                     11,842              3,175             95,033
  Payments on long-term debt - CEI                                                     (3,454)            (8,075)          (107,321)
  Capital contributions by minority interests                                           4,450             37,822             35,517
  Distributions to minority interests                                                 (31,731)           (66,287)           (20,759)
  Purchase of treasury stock                                                               --                 --             (1,455)
  Other                                                                                    --             (4,045)            (3,128)
                                                                              ---------------    ---------------    ---------------
                Net cash provided by financing activities                             118,652             26,987             40,106
                                                                              ---------------    ---------------    ---------------

NET DECREASE AND INCREASE IN CASH AND
  CASH EQUIVALENTS                                                                    (20,550)            23,061             (3,793)

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                                  62,078             39,017             42,810
                                                                              ---------------    ---------------    ---------------

CASH AND CASH EQUIVALENTS,                                                    $        41,528    $        62,078    $        39,017
                                                                              ===============    ===============    ===============


        See accompanying notes to the consolidated financial statements.

                            CRESCENT OPERATING, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   ORGANIZATION AND NATURE OF BUSINESS:

     Crescent Operating, Inc. ("Crescent Operating") was formed on April 1, 1997, by Crescent Real Estate Equities Company ("Crescent Equities" or "CEI") and its subsidiary Crescent Real Estate Equities Limited Partnership ("Crescent Partnership") to be the lessee and operator of certain assets owned or to be acquired by Crescent Partnership and perform an agreement ("Intercompany Agreement") between Crescent Operating and Crescent Partnership, pursuant to which each has agreed to provide the other with rights to participate in certain transactions. On May 8, 1997, Crescent Partnership contributed $14.1 million in cash to Crescent Operating. Effective June 12, 1997, Crescent Equities distributed shares of Crescent Operating common stock to shareholders of Crescent Equities and unit holders of Crescent Partnership of record on May 30, 1997.


     Crescent Operating is a diversified management company that, through various subsidiaries and affiliates (collectively with Crescent Operating, the "Company"), in 2001 operated primarily in four business segments:
     Equipment Sales and Leasing, Hospitality, Temperature Controlled Logistics and Land Development. Through these segments, Crescent Operating does business throughout the United States. In February 2002, Crescent Operating transferred all of its hotel operations and all of its land development interests to Crescent Equities pursuant to the Settlement Agreement (See
     Note 3 - Settlement Agreement).



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements of Crescent Operating include the accounts of the Company and all subsidiaries controlled by the Company after elimination of material intercompany accounts and minority interests. Subsidiaries not controlled by the Company, but for which the Company has the ability to exercise significant influence, are accounted for on the equity method.

     The financial results of the Company include the following:

     o    Subsidiaries which are wholly owned and consolidated:

          o    Crescent Machinery Company ("Crescent Machinery");

          o    Rosestar Management LLC ("Rosestar"); and

          o    COI Hotel Group, Inc. ("COI Hotel").

     o Subsidiaries which are not wholly owned but the Company controls and therefore consolidates ("Controlled Subsidiaries"):

          o A 5% economic interest, representing 100% of the voting stock, in:

               - The Woodlands Land Company, Inc. ("LandCo") which has a 52.5% (49.5% through November 2001) general partner interest in The Woodlands Land Development Company, L.P. ("Landevco");
               - Desert Mountain Development Corporation ("Desert Mountain Development") which consolidates its 93% general partner interest in Desert Mountain Properties Limited Partnership ("DMPLP"); and
               - CRL Investments, Inc. ("CRL"), which beneficially owns approximately 65% of CR Las Vegas, LLC ("CR Las Vegas") and 30% of CR License, LLC ("CR License").

          o A 60% general partner interest in COPI Colorado, L.P. ("COPI Colorado") which owns 10% of Crescent Resort Development, Inc. ("CRDI"), formerly Crescent Development Management Corp. ("CDMC"). The 10% interest in CRDI represents 100% of the voting stock, and therefore, CRDI is consolidated into COPI Colorado.

     o Subsidiaries which the Company reports on the equity method of accounting:

          o A 52.5% (42.5% in 2000 and 1999) non-controlling interest in the Woodlands Operating Company, L.P. ("Woodlands Operating" or "TWOC") which is controlled by a four member committee of which the Company controls two positions;

          o A 40% interest in Vornado Crescent Logistics Operating Partnership ("AmeriCold Logistics");

          o A direct 25% common membership interest in Charter Behavioral Health Systems, LLC ("CBHS") (sold in 2000);

          o An indirect 65% common membership interest in CBHS held through a limited partner interest in COPI CBHS Holdings, L.P. (sold in 2000); and

          o A 1% interest in each of Crescent CS Holdings Corporation ("CS I") and Crescent CS Holdings II Corporation ("CS II"), (collectively, "Temperature Controlled Logistics Partnerships" or "TCLP") (sold in 2000).

     o A 15.8% common and 21.1% preferred interest in Transportal Network, Inc. ("Transportal Holding"), which has a 76% interest in Transportal Network LLC ("Transportal"), all of which the Company reports on the cost method of accounting (abandoned during 2000).

     USE OF ESTIMATES

     The financial statements include estimates and assumptions made by management that affect the carrying amounts of assets and liabilities, reported amounts of revenues and expenses and the disclosure of contingent assets and liabilities. Actual results may differ from these estimates.

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. Cash of $5.8 million resides with certain subsidiaries and restrictions limit transfers to the parent company.

     INVENTORIES

     Inventories consist of new and used equipment held for sale, equipment parts, food, beverages and supplies, all of which are stated at the lower of cost or market using the first-in, first-out (FIFO) or specific identification methods.

     PROPERTY AND EQUIPMENT

     Property and equipment is recorded at cost. The Company uses the straight-line method of depreciation for financial statement purposes. The estimated useful lives used in computing depreciation are as follows:

Land improvements...............................           10-15 years
Rental equipment................................            2-10 years
Building and improvements.......................              30 years
Transportation equipment........................             3-5 years
Furniture, fixtures, and other equipment........            5-10 years

     From time-to-time, Crescent Machinery offers its rental customers the opportunity to purchase rented equipment for a stated value at a future point in time. In such instances, Crescent Machinery depreciates the specific rental item in accordance with the contract. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for renewals or betterments are capitalized. The cost of property replaced, retired, or otherwise disposed of is removed from the asset account along with the related accumulated depreciation.

     Long-lived assets are evaluated when indications of impairment are present, and provisions for possible losses are recorded when undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying value. Under the Capital Agreement, which terminated January 22, 2002, the Company agreed upon a value for its investment in CMC. Such agreed upon value served as an indicator to the Company that the potential existed for the impairment of certain assets as it relates to its current investment in Crescent Machinery. As required under Statement of Financial Accounting Standards No. 121, using all information available, the Company determined that certain assets within Crescent Machinery have carrying values which exceed the estimated undiscounted cash flows of those assets. The Company estimated the undiscounted cash flow of these assets using all available information including: (i) industry knowledge of asset values,
     (ii) recent results in auctions of Crescent Machinery's equipment and (iii) return of equipment to creditors in exchange for debt credit as part of the bankruptcy process. As a result, the Company recorded an adjustment of $25.7 million as "impairment of assets" in the Company's results from operations for the year ended December 31, 2001 related to property and equipment. The Company did not recognize any losses from impairment during 1999 or 2000.

     The Company will continue to evaluate the assets within Crescent Machinery for impairment and adjust such carrying values as necessary.

     REAL ESTATE

     Real estate represents raw land, developed land, homes constructed or under construction, repurchased lots, applicable capitalized interest, and applicable capitalized general and administrative costs. Real estate is recorded at cost.

     Interest is capitalized based on the estimated average yearly interest rate applied to cumulative capital expenditures for property under development. Approximately $15.3 million and $11.3 million of interest was capitalized for the years ended December 31, 2001 and 2000, respectively. Payroll and related costs associated with the development of a specific subdivision of land are capitalized. Once sales of property begin in a specific subdivision, capitalized costs are expensed as cost of sales.

     INTANGIBLE ASSETS

     Intangible assets consist of goodwill and membership intangibles. Goodwill represents the excess of the acquisition costs over the fair value of net identifiable assets of businesses acquired and is amortized on a straight-line basis over 6-30 years. Membership intangibles represent the purchase price values allocated to club memberships to be sold. Intangibles are evaluated periodically as events or circumstances indicate a possible inability to recover their carrying amounts. Such evaluation is based on various analyses, including cash flow and profitability projections. The analyses involve significant management judgment to evaluate the capacity of an acquired operation to perform within projections.

     As required under Statement of Financial Accounting Standards No. 121, using all information available, the Company determined that certain assets within Crescent Machinery, and Rosestar had carrying values which exceed the estimated undiscounted cash flows of those assets. Goodwill impairment on Crescent Machinery is due to the recent bankruptcy filing and to the closure of certain locations. Goodwill impairment on Rosestar is due to the transfer of the hospitality properties to Crescent Partnership pursuant to the February 14, 2002 Settlement Agreement. As a result, the Company recorded an adjustment of $13.5 million and $1.0 million as "impairment of assets" in the Company's results from operations for the year ended December 31, 2001 related to intangible assets at Crescent Machinery and Rosestar. The Company will continue to evaluate the assets for impairment and adjust such carrying values as necessary.

     DEFERRED COMPENSATION ON RESTRICTED SHARES

     Deferred compensation on restricted shares issued to employees is being amortized to expense over the vesting period of the restricted shares.

     REVENUE RECOGNITION

     Revenues from equipment rentals under operating leases are recognized as the revenue becomes earned according to the provisions of the lease. Revenues from full-service hotels and luxury health resorts are recognized as services are provided. Club initiation fees and membership conversion fees at Desert Mountain Development are deferred and recognized on a straight-line basis over the number of months remaining until the Turnover Date as defined in the year 2010. Deposits for future services are deferred and recognized as revenue in the period services are provided.

     ADVERTISING AND MARKETING COSTS

     Advertising and marketing costs are expensed as incurred. Advertising and marketing costs expensed for the years ended December 31, 2001, 2000 and 1999 were approximately $13.7 million, $14.9 million and $13.0 million.

     MINORITY INTERESTS

     Minority Interests represent the non-voting interests owned by shareholders in LandCo, Desert Mountain Development, and CRL, as well as the limited partners of COPI Colorado.

     INCOME TAX PROVISION

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the treatment of certain items for financial statement purposes and the treatment of those items for tax purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

     RECLASSIFICATIONS

     Certain prior year information has been reclassified to conform to current year presentation.

     STOCK BASED COMPENSATION

     The Company measures compensation costs associated with the issue of share options using the intrinsic method under which compensation costs related to share options issued pursuant to compensatory plans are measured based on the difference between the quoted market price of the shares at the measurement date (originally the date of grant) and the exercise price and charged to expense over the periods during which the grantee performs the related services. All share options issued to date by the Company have exercise prices equal to the market price of the shares at the dates of grant.

     RECENT ACCOUNTING PRONOUNCEMENTS

     In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and No. 142, Goodwill and other Intangible Assets, effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter 2002. The Company will perform the first of the required impairment test of goodwill and indefinite lived intangible assets as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

     As of January 1, 2001, the Company was required to adopt SFAS No. 133, as amended by SFAS No. 138. SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, provides that all derivative instruments be recognized as either assets or liabilities depending on the rights or obligations under the contract and that all derivative instruments be measured at fair value. Upon adoption, the Company was required to record the net accumulated comprehensive loss related to its investment in Magellan warrants as a charge in the statement of operations. Based on the value of the warrants on December 31, 2000, the Company expensed $9.5 million on January 1, 2001 as a cumulative effect of change in accounting principle. From January 1, 2001 forward, the Company records changes in the fair value of these warrants in the statement of operations as investment income (loss). For the year ended December 31, 2001, the Company recorded changes in the fair value of these warrants, as calculated using the Black-Scholes pricing model, as investment income of $1.1 million in the Company's statement of operations. See Note 15.

     In August 2001, the Financial Accounting Standards Board issued SFAS No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets which supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. It also supersedes the accounting and reporting provisions of APB Opinion No. 30, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for recognition and measurement of the impairment of long-lived assets to be held and used and measurement of the long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt SFAS No. 144 on January 1, 2002 and believe that this adoption will not have a material impact on their results of operations or financial position; however, due to the Settlement Agreement discussed in
     Note 3, the Land Development and Hospitality segments will be presented as discontinued operations in future financial statements.


3.   SETTLEMENT AGREEMENT:

     On June 28, 2001, Crescent Operating and Crescent Equities entered into an asset and stock purchase agreement (the "Purchase Agreement") in which Crescent Equities agreed to acquire the Company's hotel operations, land development interests and other assets in exchange for $78.4 million. Crescent Equities also entered into an agreement, subsequently amended and restated as of October 31, 2001, the Capital Agreement, to make a $10.0 million investment in Crescent Machinery, which, along with capital from a third-party investment firm, was expected to put Crescent Machinery on solid financial footing. The transactions contemplated by the Purchase Agreement and Capital Agreement, called the "Restructuring Proposal" and described in the Company's Proxy Statement dated October 29, 2001, relating to its 2001 Annual Meeting of Stockholders, also included the future sale of the Company's 40% interest in AmeriCold Logistics. The Restructuring Proposal was approved by the stockholders of the Company on December 6, 2001.

     Following the date of the agreements, the results of operations for the Company's hotel operations and land development interests declined due to the slowdown in the economy. In addition, Crescent Machinery's results of operations suffered because of the economic environment and the overall reduction in national construction levels that has affected the equipment rental and sale business, particularly post September 11, 2001.

     As disclosed in the Annual Meeting Proxy Statement and also in the Company's quarterly report on Form 10-Q filed November 14, 2001, Crescent Machinery was in payment default on certain major loans from commercial lending institutions. Among the conditions to the closing of the transactions included in the Restructuring Proposal was the consent of Crescent Machinery's secured lenders, including those institutions. As the Company stated in its press release regarding the results of the stockholders' meeting, Crescent Machinery was negotiating with these lenders regarding these defaults and the possible restructuring of the loans, but the differences in the positions of the lenders and Crescent Machinery were significant and, as a result, management was not optimistic that an agreement would be reached with these lenders. Without the consent of the lenders, it was unlikely that the Restructuring Proposal would be consummated, and any failure by the Company to consummate the transactions included in the Restructuring Proposal would greatly impair the Company's prospects to continue to operate as a going concern.

     Crescent Machinery was unable to reach satisfactory agreements with its lenders regarding restructuring of the loans. As a result, Crescent Real Estate advised the Company that it believed that substantial additional capital, beyond the investment called for in the Capital Agreement, would have to be made to Crescent Machinery to adequately capitalize Crescent Machinery and satisfy concerns of Crescent Machinery's lenders. Crescent Real Estate announced that it was "unwilling to make this non-core investment."

     On January 23, 2002, Crescent Real Estate terminated the Purchase Agreement pursuant to which Crescent Real Estate would have acquired the Crescent Operating hotel operations, the Crescent Operating land development interests and other assets. On February 4, 2002, Crescent Real Estate terminated the Capital Agreement relating to its planned investment in Crescent Machinery.

     On February 6, 2002, Crescent Machinery Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Northern District of Texas in Fort Worth, Texas.

     On February 13, 2002, Crescent Real Estate delivered default notices to Crescent Operating relating to approximately $49.0 million of unpaid rent and approximately $76.2 million of principal and accrued interest due to Crescent Real Estate under certain secured loans.

     On February 14, 2002, Crescent Operating entered into a Settlement Agreement (the "Settlement Agreement") with Crescent Real Estate. The Settlement Agreement also provided the basis for Crescent Operating to file a prepackaged bankruptcy plan that the Company believes will provide for a limited recovery to its stockholders. Pursuant to the Settlement Agreement, Crescent Operating has transferred the following assets to Crescent Real
     Estate:

     o all of its hotel operations, in lieu of foreclosure, on February 14, 2002 in exchange for a $23.6 million reduction in its rent obligations to Crescent Real Estate;

     o all of its land development interests, through a strict foreclosure, on February 14, 2002, and March 22, 2002, in exchange for a $40.1 million reduction of its debt obligations to Crescent Real Estate.

     In addition, the Settlement Agreement provides as follows:

     o Crescent Real Estate will make sufficient funds available to Crescent Operating to pay all of Crescent Operating's creditors, other than Crescent Real Estate, in full and to cover the expenses of implementing the Settlement Agreement and seeking to confirm the bankruptcy plan. To facilitate repayment of $15.0 million, plus interest, owed to Bank of America, Crescent Real Estate has allowed Crescent Operating to secure the Bank of America debt with a pledge of Crescent Operating's interest in AmeriCold Logistics, LLC. The bankruptcy plan contemplates that the AmeriCold Logistics interest will be purchased by a Crescent Real Estate affiliate for a sufficient amount to repay the Bank of America debt.

     o If Crescent Operating's stockholders approve the bankruptcy plan at a special meeting of stockholders called for that purpose, Crescent Real Estate will issue common shares of Crescent Equities to the Crescent Operating stockholders pursuant to the formula contained in the bankruptcy plan. If the stockholders of Crescent Operating do not accept the bankruptcy plan, they will not receive a distribution of common shares of Crescent Real Estate. If the total amount of claims and expenses paid by Crescent Real Estate in connection with the Crescent Operating bankruptcy and reorganization transactions equals or exceeds $16.0 million, the stockholders of Crescent Operating will receive no common shares of Crescent Real Estate and will not be entitled to reconsider their approval of the bankruptcy plan. Crescent Operating stockholders receiving Crescent Real Estate shares will be deemed to have released all claims they may have against Crescent Operating and Crescent Real Estate and those acting on their behalf that arose before the effective date of the plan. If the Crescent Operating stockholders do not approve the Crescent Operating bankruptcy plan, Crescent Operating will still seek to have that bankruptcy plan confirmed by the bankruptcy court. If the bankruptcy court confirms the plan, Crescent Operating stockholders will not receive common shares of

          Crescent Equities and will still cease to be stockholders of Crescent Operating on the date the plan becomes effective.

     o Crescent Operating will cancel all outstanding shares of its common stock.

     o Pursuant to both the Settlement Agreement and the bankruptcy plan, Crescent Operating will transfer the remaining assets of Crescent Operating at the direction of Crescent Real Estate.


4.   ACQUISITIONS AND DISPOSITIONS:

     Equipment Sales & Leasing

     Effective March 4, 1999, the Company acquired certain assets of Westco Tractor & Equipment, Inc. ("Westco"), a company engaged in equipment sales, leasing and servicing, located in Santa Rosa, California. The purchase price of approximately $2.6 million was comprised of $0.5 million cash and the assumption of liabilities of $2.1 million.

     Effective July 1, 1999, the Company acquired all of the stock of E. L. Lester and Company ("Lester"), a company engaged in equipment sales, leasing and servicing, located in Houston, Texas. The purchase price of approximately $17.2 million was comprised of $8.9 million cash, the issuance of notes payable by Crescent Operating in the amount of $6.0 million and the assumption of liabilities of $2.3 million.

     Effective July 1, 1999, the Company acquired all of the stock of Solveson Crane Rental, Inc. ("Solveson"), a company engaged in equipment sales, leasing and servicing, located in Tracy, California. The purchase price of approximately $7.3 million was comprised of $3.0 million cash and the assumption of liabilities of $4.3 million.

     In 2001, the Franklin, Indiana, Van Wert, Ohio and Beaumont, Texas Crescent Machinery locations were closed and their assets were transferred to other locations for utilization.

     On February 6, 2002, Crescent Machinery Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court in Fort Worth, Texas. CMC intends to continue its normal operations in the sale, rental and servicing of construction equipment, while attempting to reorganize and restructure its debt to emerge a financially stronger and more competitive business. CMC plans to continue with business as usual during this process, but certain locations will be evaluated and may be sold or closed to improve efficiency. Crescent Machinery has already moved to close four of its west coast branches immediately and, subject to Bankruptcy Court approval, plans to close all its locations outside of Texas and Oklahoma in 2002.

     Hospitality

     Effective June 19, 1999, the Company entered into a lease with Crescent Real Estate Funding III, L.P. ("Funding III") for the 389-room Renaissance Hotel located in Houston, Texas. The lease is for a term of 10 years and provides for base rent and percentage rent. Under the lease, Funding III may terminate the lease, at its option, for a period of one year under certain conditions. The other terms of the lease are generally consistent with those in hospitality leases with Crescent Partnership.

     Effective January 31, 2000, Houston Center Athletic Club Venture ("HCAC") sold substantially all of its assets to an unrelated party. Through a wholly owned subsidiary, the Company received proceeds from the sale of $2.4 million resulting in an approximate $1.5 million gain which was recognized by Crescent Operating in the first quarter of 2000.

     On November 3, 2000, Crescent Equities completed the sale of the Four Seasons Hotel in Houston and, in connection therewith, exercised its right under the lease agreement to terminate the lease. As required under the lease agreement, Crescent Equities paid the Company the fair market value of the remaining term of the lease in the fourth quarter of 2000 which was agreed to be $16.6 million and resulted in a gain of $18.3 million (the difference primarily consisting of the elimination of the straight-line rent liability related to the lease).

     On February 14, 2002, the Company transferred all of its interest in the Hospitality assets and related liabilities to Crescent Equities as provided in the Settlement Agreement.

     Temperature Controlled Logistics

     Effective March 12, 1999, the Company sold 80% of its 5% interest in the Temperature Controlled Logistics Partnerships to Crescent Partnership for $13.2 million and received the right to require Crescent Partnership to purchase the remaining 20% for approximately $3.4 million at any time during the next two years, subject to compliance with certain regulatory matters. This 5% interest represented a 2% interest in various corporations and limited liability companies owned by the Temperature Controlled Logistics Partnerships. Crescent Operating, through a wholly owned limited liability company, then became a 40% partner of AmeriCold Logistics, a newly formed partnership, the remaining 60% of which is owned by Vornado Operating, Inc. ("Vornado Operating"). This transaction required a capital contribution of approximately $15.5 million from Crescent Operating. As a result of the restructuring transaction, the operations formerly associated with the Temperature Controlled Logistics Partnerships are now conducted by AmeriCold Logistics.

     AmeriCold Logistics leases the refrigerated storage facilities used in its business. The leases, as amended, which commenced in March 1999, generally have a 15-year term with two five-year renewal options and provide for the payment of fixed base rent and percentage rent based on revenues AmeriCold Logistics receives from its customers. Fixed base rent is approximately $137.0 million per annum through 2003, $139.0 million per annum from 2004 through 2008 and $141.0 million per annum from 2009 through February 28, 2014. Percentage rent for each lease is based on a specified percentage of revenues in excess of a specified base amount. The aggregate base revenue amount under five of the six leases is approximately $350.0 million and the weighted average percentage rate is approximately 36% through 2003, approximately 38% for the period from 2004 through 2008 and approximately 40% for the period from 2009 through February 28, 2014. The aggregate base revenue amount under the sixth lease is approximately $32.0 million through 2001, and approximately $26.0 million for the period from 2002 through February 28, 2014, and the percentage rate is 24% through 2001, 37.5% for the period from 2002 through 2006, 40% from 2007 through 2011 and 41% from 2012 through February 28, 2014. AmeriCold Logistics recognized $156.3 million, $170.6 million and $135.8 million of rent expense for the years ended December 31, 2001, December 31, 2000 and from March 11, 1999 (acquisition date) through December 31, 1999, respectively, which includes, effects of straight-lining, rent to parties other than the Landlord and is before the waiver of rent discussed below. AmeriCold Logistics is required to pay for all costs arising from the operation, maintenance and repair of the properties, including all real estate taxes and assessments, utility charges, permit fees and insurance premiums, as well as property capital expenditures in excess of $5.0 million annually. AmeriCold Logistics has the right to defer the payment of 15% of the fixed base rent and all percentage rent for up to three years beginning on March 11, 1999 to the extent that available cash, as defined in the leases, is insufficient to pay such rent. AmeriCold Logistics deferred rent obligations were $25.4 million, $19.0 million and $5.4 million as of December 31, 2001, December 31, 2000 and December 31, 1999, respectively.

     Under the terms of the partnership agreement for AmeriCold Logistics, Vornado Operating, Inc. ("Vornado Operating") has the right to make all decisions relating to the management and operations of AmeriCold Logistics other than certain major decisions that require the approval of both the Company and Vornado Operating. Vornado Operating must obtain Crescent Operating's approval for specified matters involving AmeriCold Logistics, including approval of the annual budget, requiring specified capital contributions, entering into specified new leases or amending existing leases, selling or acquiring specified assets and any sale, liquidation or merger of AmeriCold Logistics. If the partners fail to reach an agreement on such matters during the period from November 1, 2000 through October 30, 2007, Vornado Operating may set a price at which it commits to either buy Crescent Operating's investment, or sell its own, and Crescent Operating will decide whether to buy or sell at that price. If the partners fail to reach agreement on such matters after October 30, 2007, either party may set a price at which it commits to either buy the other party's investment, or sell its own, and the other party will decide whether to buy or sell at that price. Neither partner may transfer its rights or interest in the partnership without the consent of the other partner. The partnership will continue for a term through October 30, 2027, except as the partners may otherwise agree.

     During the second quarter of 2000, the Company restructured its business venture with Vornado Operating, Inc. and Crescent Equities to pursue a business-to-business internet opportunity relating to the Temperature Controlled Logistics business. As a result of the restructuring, the Company was relieved of its previously reported obligation to fund initial startup costs previously reported, which resulted in net investment income of $1.2 million during the second quarter of 2000 and left no basis in the investment. In October 2000, operations were ceased after Transportal failed to secure outside funding. The closure has no impact on the financial statements of Crescent Operating, and the Company has no obligation for future cash funding.

     On December 1, 2000, the Company exercised a preexisting put option to sell the remaining 20% of its 5% interest in the Temperature Controlled Logistics Partnerships to Crescent Partnership for $4.1 million, which resulted in a gain of $0.7 million recognized in the fourth quarter of 2000.

     On February 22, 2001, the AmeriCold Logistics leases were restructured to, among other things, (i) reduce 2001's contractual rent to $146.0 million ($14.5 million less than 2000's contractual rent), (ii) reduce 2002's contractual rent to $150.0 million (plus contingent rent in certain circumstances), (iii) increase the Landlord's share of annual maintenance capital expenditures by $4.5 million to $9.5 million effective January 1, 2000 and (iv) extend the deferred rent period to December 31, 2003 from March 11, 2002.

     In the fourth quarter ended December 31, 2001, AmeriCold Logistics reversed $25.5 million of the rent expense recorded for 2001 resulting from Temperature Controlled Logistics Partnerships waiving of its rights to collect this portion of the rent. Further, Temperature Controlled Logistics Partnerships waived $14.3 million of the rent expense recorded by AmeriCold Logistics for 2000 which AmeriCold Logistics recorded as income in the fourth quarter ended December 31, 2001. The aggregate amount waived by the Landlord of $39.8 million represents a portion of the rent due under the leases which AmeriCold Logistics deferred in such years.

     On January 23, 2002, the leases with Temperature Controlled Logistics Partnerships were restructured to consolidate four of the non-encumbered leases into one non-encumbered lease. The restructuring did not affect total contractual rent due under the combined leases.

     On February 14, 2002, the Company agreed in the Settlement Agreement to sell its interest in AmeriCold Logistics to an affiliate of Crescent Equities for approximately $15.0 million to $15.5 million. It is anticipated that the interest in AmeriCold Logistics will be transferred during 2002.

     Land Development

     Effective September 11, 1998, the Company and Gerald W. Haddock, John C. Goff and Harry H. Frampton, III (collectively, the "CRDI Sellers") entered into a partnership agreement (the "Partnership Agreement") to form COPI Colorado. COPI Colorado's purpose is to hold and manage the voting stock of CRDI (and, consequently, to manage CRDI) and to invest in shares of Crescent Operating common stock. In September, 1998, the Company contributed to COPI Colorado $9.0 million in cash in exchange for a 50% general partner interest in COPI Colorado, and each CRDI Seller contributed to COPI Colorado approximately 667 shares of CRDI voting stock, which the CRDI Sellers owned individually, in exchange for an approximately 16.67% limited partner interest in COPI Colorado; as a result and until January 2000, the Company owned a 50% managing interest in COPI Colorado and the CRDI Sellers collectively owned a 50% investment interest in COPI Colorado.

     In accordance with an agreement between Gerald Haddock and the Company, COPI Colorado redeemed the limited partnership interest of Mr. Haddock, the Company's former Chief Executive Officer and President, in January 2000. COPI Colorado paid Mr. Haddock approximately $2.8 million for his approximate 16.67% limited partner interest (determined from an independent appraisal of the value of COPI Colorado). See Note 16.

     On April 29, 1999, a partnership in which CRDI has a 64% economic interest finalized the purchase of Riverfront Park (previously known as "The Commons"), a master planned residential development on 23 acres in the Central Platte Valley near downtown Denver, Colorado, for approximately $25.0 million. The acreage is in close proximity to several major entertainment and recreational facilities, including, Coors Field (home to the Major League Baseball's Colorado Rockies), Elitch Gardens (an amusement park), the new Pepsi Center (home
     to the National Hockey League's Colorado Avalanche and the National Basketball Association's Denver Nuggets) and the new downtown Commons Park. An adjacent 28 acres is expected to be commercially developed by another company, thus providing a major mixed-use community adjacent to the lower downtown area of Denver.

     On August 27, 1999 and October 27, 1999, the Company sold its investments in Hillwood and Corporate Arena, respectively, for an aggregate sales price of approximately $1.4 million. Together, the sales resulted in an approximate $0.2 million gain in 1999.

     On September 22, 2000, a limited partnership in which CRDI is a majority limited partner acquired a majority interest in the Northstar-at-Tahoe resort, a premier, up-scale ski resort located in North Lake Tahoe, California. The development is expected to span ten years and include an enhanced core village with new restaurants and retail shops, hotels and spas, and an extensive residential product mix of over 2,000 condominium and townhome units.

     In December 2000, CRDI transferred its investment in a real estate company that specializes in the management of resort properties in Colorado, Utah, South Carolina and Montana to CDMC II. CDMC II is a newly formed entity having the same owners, board of directors and officers as CRDI. In connection with that transfer, CDMC II assumed the indebtedness of CRDI incurred in connection with that investment, all of which is owed to Crescent Partnership.

     On February 14, 2002, the Company transferred all of its interest in the Land Development assets and related liabilities to Crescent Equities as provided in the Settlement Agreement.

     Healthcare

     On September 9, 1999, Crescent Operating, Magellan, Crescent Partnership and CBHS completed a recapitalization of CBHS and restructuring of the relationships among the parties. In connection with the restructuring, Magellan transferred its remaining hospital-based assets (including Charter Advantage, Charter Franchise Services, LLC, the call center assets, the Charter name and related intellectual property and certain other assets) to CBHS, and released CBHS from all accrued and future franchise fees. As a result of the transfer, Magellan is no longer obligated to provide franchise services to CBHS. Magellan also transferred 80% of its CBHS common membership interest and all of its CBHS preferred membership interest to CBHS, leaving Magellan with a 10% common membership interest. Simultaneously, Crescent Operating reorganized its holdings leaving Crescent Operating with a 25% common membership interest and 100% of the preferred membership interest in CBHS, and a limited partnership controlled by individual officers of Crescent Operating and in which Crescent Operating owns 100% of the economic interests, with a 65% common membership interest in CBHS. Prior to the restructuring, Crescent Operating and Magellan each held a 50% common membership interest, and a 50% preferred membership interest in CBHS.

     On February 16, 2000, CBHS petitioned for relief under Chapter 11 of the United States Bankruptcy Code. Under the protection of the bankruptcy court, CBHS is engaged in efforts to sell and liquidate, in a controlled fashion, all of its ongoing business. On April 16, 2000, the asset purchase agreement to which a newly formed, wholly-owned subsidiary of Crescent Operating had agreed to acquire, for $24.5 million, CBHS's core business assets used in the operation of 37 behavioral healthcare facilities, subject to certain conditions, terminated by its own terms because not all of the conditions precedent to closing had been met by that date.

     On December 29, 2000 the Company sold its 25% common interest and its 100% preferred membership interest in CBHS, and COPI CBHS Holdings sold its 65% common interest in CBHS, to The Rockwood Financial Group, Inc. ("Rockwood") for a nominal sum. The Rockwood Financial Group, Inc. is wholly owned by Jeffrey L. Stevens, Crescent Operating's Chief Executive Officer, Chief Operating Officer and sole director. The sale of CBHS to the Rockwood was effected as part of the Company's tax planning strategy. For the year 2000, the Company was faced with a potentially large minimum tax liability. The Company sold its interest in CBHS in order to trigger a loss that would significantly reduce, if not eliminate any minimum tax liability, as CBHS was in bankruptcy and liquidation and the interest held by the Company was worthless.

     Other

     On March 31, 1999, the Company sold its investment in Hicks-Muse Tate & Furst II, LP for $8.1 million to an unrelated party. The sale resulted in a $0.3 million gain which was recognized in the first quarter of 1999.

     All of the acquisitions were accounted for as purchases and operations have been included in the consolidated financial statements of the Company from the date that management took over the operational control of the acquired entity.


5.   PROPERTY & EQUIPMENT, NET:

     Property and equipment consisted of the following (in thousands):

                                                December 31, 2001    December 31, 2000
                                                -----------------    -----------------

Rental equipment (Crescent Machinery) .......   $          88,929    $         124,818
Land and improvements .......................              65,764               65,884
Buildings and improvements ..................              55,376               35,813
Furniture, fixtures, and other equipment ....              22,641               26,756
Construction in progress (DMPLP) ............              14,291                8,650
Transportation equipment ....................               7,275                7,390
                                                -----------------    -----------------
                                                          254,276              269,311
Less accumulated depreciation ...............             (56,540)             (49,572)
                                                -----------------    -----------------
                                                $         197,736    $         219,739
                                                =================    =================

6.   INVESTMENTS:

     Investments consisted of the following (in thousands):

                                         December 31, 2001   December 31, 2000
                                         -----------------   -----------------

Investment in Landevco ...............   $          43,577   $          44,027
Investment in CRDI projects ..........               8,124               8,170
Investment in CR License .............               5,012               5,485
Investment in Magellan warrants ......               4,127               2,992
Investment in AmeriCold Logistics ....                 706               4,417
Investment in CR Las Vegas ...........                 450               5,305
                                         -----------------   -----------------
                                         $          61,996   $          70,396
                                         =================   =================

     Investment income (loss) consisted of the following (in thousands):

                                         Year Ended          Year Ended           Year Ended
                                      December 31, 2001   December 31, 2000   December 31, 1999
                                      -----------------   -----------------   -----------------

Change in fair value of Magellan
warrants ..........................   $           1,135   $              --   $              --
Gain on sale of HCAC ..............                  --               1,563                  --
Gain on sale of CSI and CSII ......                  --                 722               1,493
Hicks-Muse income .................                  --                  --                 239
Gain on sale of Corporate Arena ...                  --                  --                 158
                                      -----------------   -----------------   -----------------
                                      $           1,135   $           2,285   $           1,890
                                      =================   =================   =================

     Equity in earnings (loss) of unconsolidated subsidiaries consisted of the following (in thousands):

                                                 Year Ended           Year Ended          Year Ended
                                             December 31, 2001    December 31, 2000    December 31, 1999
                                             -----------------    -----------------    -----------------

Equity in income of Landevco .............   $          35,706    $          28,250    $          19,351
Equity in income of TWOC .................               2,494                4,485                  886
Equity in income (loss) of Transportal
Network ..................................                  --                  375                 (395)
Equity in income of TCLP .................                  --                   40                  325
Equity in income of HCAC .................                  --                    7                  296
Equity in income (loss) of
CRDI Projects ............................                (297)               2,217                3,431
Equity in loss of CR License .............                (473)                (311)                (203)
Equity in loss of AmeriCold Logistics ....              (2,275)              (7,374)              (3,698)
Equity in loss of CR Las Vegas, LLC ......              (4,075)              (1,709)                (944)
                                             -----------------    -----------------    -----------------
                                             $          31,080    $          25,980    $          19,049
                                             =================    =================    =================

7.   INTANGIBLE ASSETS:

     Intangible assets, net of accumulated amortization, consisted of the following (in thousands):

                                           December 31, 2001   December 31, 2000
                                           -----------------   -----------------

Goodwill, net - Crescent Machinery .....   $              --   $          14,011
Goodwill, net - Rosestar ...............                  --               1,202
Goodwill, net - COPI Colorado / CDMC ...              14,664              45,077
Membership intangible, net - DMPLP .....              27,488              28,550
                                           -----------------   -----------------
                                           $          42,152   $          88,840
                                           =================   =================

     Accumulated amortization as of December 31, 2001 and 2000 was $36,344 and $39,135, respectively.


8.   ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

     Accounts payable and accrued expenses consisted of the following (in thousands):

                                            December 31, 2001   December 31, 2000
                                            -----------------   -----------------

Accounts payable ........................   $          34,015   $          54,195
Accrued taxes ...........................              10,506              13,948
Accrued interest ........................              10,390               3,027
Accrued salaries and bonuses ............               9,195               9,139
Deferred liabilities ....................               4,174               4,180
Property management payable .............               1,033               3,947
Land development construction accrual ...               1,932               1,987
Other accrued expenses ..................               9,840               9,586
                                            -----------------   -----------------
                                            $          81,085   $         100,009
                                            =================   =================

9.   OTHER LIABILITIES:

     Other liabilities consisted of the following (in thousands):

                                                 December 31, 2001   December 31, 2000
                                                 -----------------   -----------------

Deferred revenue .............................   $          71,330   $          69,265
Straight line hospitality rent adjustment ....               4,750               3,677
Other ........................................              12,725               5,475
                                                 -----------------   -----------------
                                                 $          88,805   $          78,417
                                                 =================   =================


10.  LONG-TERM DEBT:

     The Company's long-term debt facilities are composed of (i) corporate and wholly owned debt, and (ii) non wholly owned debt. Corporate and wholly owned debt relates to debt facilities at the Crescent Operating level or owed by entities which are owned 100% by Crescent Operating. Non wholly owned debt represents non-recourse debt owed by entities which are consolidated in the Company's financial statements but are not 100% owned by the Company; the Company's economic investment in these entities is 6% or less. Following is a summary of the Company's debt financing (amounts in thousands):

                                                                                  December 31, 2001     December 31, 2000
                                                                                  -----------------     -----------------
     LONG-TERM DEBT - CORPORATE AND WHOLLY OWNED SUBSIDIARIES

Equipment notes payable to finance companies due 2002, payments of principal and interest due monthly, bear interest from 4.5% to 9.5%,
collateralized by equipment (Crescent Machinery) (in default) .................   $           80,683   $          115,091

Floor plan debt payable, three to twelve month terms at 0%
interest (Crescent Machinery) (in default) ....................................                4,190               12,632

Line of credit in the amount of $19.5 million payable to Crescent
Partnership due May 2002, bears interest at 9%, payments of interest only due quarterly, cross collateralized and cross-defaulted with the Company's
other borrowing from Crescent Partnership (Crescent Operating)(in default) ....               22,025               19,949

Line of credit in the amount of $17.2 million payable to Crescent
Partnership due the later of May 2002 or five years after the last draw (in no event shall the maturity date be later than June 2007), bears interest at 12%, payments of interest only due quarterly, collateralized, to the extent not prohibited by pre-existing arrangements, by a first lien on the assets which the Company now owns or may acquire in the future (Crescent
Operating) (in default) .......................................................               20,205               17,727

Note payable to Crescent Partnership due May 2002, bears interest at 12%, payments of principal and interest due quarterly, collateralized, to the extent not prohibited by pre-existing arrangements, by a first lien on the assets which the Company now owns or may acquire in the future (Crescent
Operating)(in default) ........................................................               16,238               14,247

Line of credit in the amount of $15.0 million payable to Bank of America due August 2002, bears interest at LIBOR plus 1% (3.4% and 7.0% at
December 31, 2001 and December 31, 2000, respectively), payments of
interest only due monthly (Crescent Operating) ................................               15,000               15,000

Note payable to Crescent Partnership due May 2002, bears interest at 12%, payments of interest only due quarterly, collateralized by a first lien on the assets which the Company now owns or may acquire in the future
(Crescent Operating) (in default) .............................................               10,572                9,276

Notes payable to the sellers of E. L. Lester and Company due July 1, 2003, bear interest at 7.5%, payments of principal and interest due semi-annually,
collateralized by stock of Lester (Crescent Operating) ........................                2,463                3,957

Note payable to Crescent Partnership maturing August 2003, bears interest at 10.75%, payments of principal and interest due monthly, collateralized by a deed of trust for certain personal property and certain real property
(Rosestar) ....................................................................                  749                1,106

Notes payable to the sellers of Harvey Equipment due July 31, 2002, bear interest at 8%, payments of principal and interest due semi-annually (Crescent
Operating) ....................................................................                  324                  625

Note payable to Crescent Partnership maturing August 2003, bears interest at 10.75%, payments of principal and interest due monthly, collateralized by a deed of trust in certain real property and certain personal property
(Rosestar) ....................................................................                  203                  299

Note payable to Crescent Partnership due November 2006, bears interest at
7.5%, payments of interest only due annually (Rosestar) .......................                  191                  191

                                                                                  ------------------   ------------------
     Total debt - corporate and wholly owned subsidiaries .....................              172,843              210,100
                                                                                  ==================   ==================
 LONG-TERM DEBT - NON WHOLLY OWNED SUBSIDIARIES

Construction loans for various East West Resort Development partnership projects, maturing through 2003, bear interest from 4.4% to 11.3%, payments of principal and interest or interest only payable monthly, collateralized by deeds of trust, security agreements and a first lien on the related
assets (CRDI) .................................................................              136,620               62,316

Line of credit in the amount of $100.0 million payable to Crescent
Partnership, due September 2008, bearing interest at 11.5%, principal and interest payments due as distributions are received, collateralized by
CRDI's interests in East West Resort Development partnerships, East West
Resorts LLC, and other CRDI property (CRDI) ...................................               72,250               32,155

Junior note payable to Crescent Partnership maturing December 2010, bears interest at 14%, payments of principal and interest due quarterly based on sales proceeds from DMPLP, collateralized by land, improvements and
equipment owned by DMPLP(DMPLP) ...............................................               59,000               59,000

Line of credit in the amount of $56.2 million payable to Crescent
Partnership due August 2004, bears interest at 11.5% with principal and interest payments due as distributions from projects are received, as defined by the applicable credit agreement, collateralized by CRDI's interests in East West Resort Development partnerships, East West Resorts,
LLC, and other CRDI property (CRDI) ...........................................               48,354               39,342

Line of credit in the amount of $70.0 million payable to Crescent
Partnership due December 2006, bears interest at 11.5% with principal and interest payments due as distributions from projects are received, as defined by the applicable credit agreement, collateralized by CRDI's interests in East West Resort Development partnerships, East West Resorts,
LLC, and other CRDI property (CRDI) ...........................................               36,571                   --

Line of credit in the amount of $50.0 million payable to National Bank of
Arizona due November 2003, bears interest at rates from prime to prime plus
1% (4.75% to 5.75% and 9.5% to 10.5% at December 31, 2001 and 2000,
respectively), payments of interest only due monthly, collateralized by certain land owned by DMPLP, deeds of trusts on lots sold and home
construction (DMPLP) ..........................................................               29,910                9,808

Line of credit in the amount of $40.0 million payable to Crescent
Partnership due December 2006, bears interest at 11.5% with principal and interest payments due as distributions from projects are received, as defined by the applicable credit agreement, collateralized by CRDI's interests in East West Resort Development partnerships, East West Resorts
LLC, and other CRDI property (CRDI) ...........................................               23,396               33,903

Line of credit in the amount of $7.0 million payable to Crescent
Partnership due August 2003, bears interest at 12% with principal and interest payments due as distributions are received, collateralized by a first lien on the assets which the Company now owns or may acquire in the
future (CRL) ..................................................................                7,000                7,000

Note payable to Crescent Partnership maturing December 2002, bears interest
at 10%, payments of interest due quarterly(DMPLP) .............................                1,000                   --

Term note in the amount of $0.2 million payable to Crescent Partnership, due August 2003, bears interest at 12% with principal and interest payments due as distributions are received, collateralized by a first lien on the
assets which the Company now owns or may acquire in the future (CRL) ..........                  166                  166

Line of credit in the amount of $22.9 million payable to Crescent
Partnership due January 2003, bears interest at 12.0%, principal and interest payments due as distributions from projects are received, as defined by the applicable credit agreement, collateralized by CRDI's interests in East West Resort Development partnerships, East West Resorts
LLC, and other CRDI property (CRDI) ...........................................                   --               17,379

Note payable to Crescent Partnership maturing June 2005, bears interest at
12%, with payments of interest only due quarterly and payments of principal payable annually in accordance with an increasing amortization schedule, collateralized by CRDI's interests in East West Resort Development
partnerships, East West Resorts LLC and other CRDI property (CRDI) ............                   --                2,348

                                                                                  ------------------   ------------------

               Total debt - non wholly owned subsidiaries .....................              414,267              263,417
                                                                                  ------------------   ------------------

               Total long-term debt ...........................................   $          587,110   $          473,517
                                                                                  ==================   ==================

     Current portion of long-term debt - CEI ..................................   $           74,634   $           17,023

     Current portion of long-term debt ........................................              203,039               78,104

     Long-term debt - CEI, net of current portion .............................              243,286              242,666

     Long-term debt, net of current portion ...................................               66,151              135,724
                                                                                  ------------------   ------------------

               Total long-term debt ...........................................   $          587,110   $          473,517
                                                                                  ==================   ==================

    The weighted average interest rate on long-term debt at December 31, 2001 was approximately 11.0%. Substantially all of the Company's assets are pledged as collateral under various debt agreements. Payment of dividends on Crescent Operating common stock is prohibited under certain of the debt agreements. The debt agreements contain certain reporting requirements and financial covenants, including requirements that the Company maintain certain financial ratios. As of December 31, 2001, the Company had not complied with all debt covenants. The Company has modified certain debt agreements with Crescent Equities extending the timing of principal and interest payments until December 31, 2001. Interest payments accrued but deferred as of December 31, 2001 of $6.4 million is included in Accounts payable and accrued expenses - CEI within the Company's consolidated financial statements. On February 13, 2002, the Company received notice from CEI that it was in default of its loan agreements covering approximately $76.2 million of principal and accrued interest. On February 14, 2002, the Company entered into the Settlement Agreement whereby the Company transferred to Crescent Equities its assets related to the hospitality business for extinguishment of $23.6 million in deferred rent and allowed CEI to foreclose on its equity interests in the residential land development entities for extinguishment of indebtedness of $40.1 million in notes payable. Along with the transfer of the equity interests in land development, all non wholly owned debt, totaling $414.3 million at December 31, 2001, will no longer be reported in the Company's financial statements - (See Note 3 - Settlement Agreement).

    As of December 31, 2001, combined aggregate principal maturities of all long-term debt were as follows (in thousands):


2002 ............................................................  $    277,673
2003 ............................................................        69,455
2004 ............................................................        51,396
2005 ............................................................         2,137
2006 ............................................................        30,354
Thereafter ......................................................       156,095
                                                                   ------------
    Total .......................................................  $    587,110
                                                                   ============

11.  SHAREHOLDERS' EQUITY:

     Common Stock

     The Company's authorized capital stock consists of 10.0 million shares of preferred stock, par value $0.01 per share and 22.5 million shares of common stock, par value $0.01 per share. As of December 31, 2001, there were 11,490,015 shares of common stock issued and no shares of preferred stock issued.

     Preferred Share Purchase Rights

     The Board of Directors has adopted a rights plan that provides that each holder of Crescent Operating common stock also receives a right to purchase from the Company one-hundredth of a share of Series A Junior Preferred Stock, par value $0.01, at a price of $5.00 per share, subject to adjustment. These rights can only be exercised in certain events and are intended to provide the Company certain anti-takeover protection. The Company had reserved 225,000 shares of Series A Junior Preferred Stock for this plan.

     Warrants

     In conjunction with the acquisition of a 50% member interest in CBHS, the Company issued warrants to acquire 282,508 shares of Crescent Operating common stock at an exercise price of $18.29 per share.

     Treasury Stock

     As of December 31, 2001, COPI Colorado had purchased 1,102,530 million shares of Crescent Operating common stock, which has been recorded as treasury stock, at a total purchase price of approximately $4.3 million. The average price paid, including broker commissions, was $3.88 per share.

     On February 13, 2002, in anticipation of the Company's entering into the Settlement Agreement (See Note 3 - Settlement Agreement) - pursuant to which the Company transferred its 60% general partnership interest in COPI Colorado to Crescent Partnership - the partners of COPI Colorado caused it to distribute among its partners, in accordance with their respective ownership percentage, all of the shares of the Company's stock it held. Messrs. Goff and Frampton each received 220,506 shares, while the Company received 661,518 shares.


12.  STOCK OPTION PLANS:

     The Company has two stock incentive plans, the 1997 Amended Stock Incentive Plan (the "Amended Plan") and the 1997 Management Stock Incentive Plan (the "Management Plan").

     The Amended Plan, effective May 8, 1997, initially established the maximum number of options and/or shares of restricted stock that the Company may grant at 1.0 million shares. The maximum aggregate number of shares issuable under the Amended Plan shall increase automatically on January 1 of each year by an amount equal to 8.5% of the increase in the number of shares of common stock outstanding since January 1 of the preceding year, subject to certain adjustment provisions. As of December 31, 2001, the number of shares the Company may have outstanding under the Amended Plan is 1,019,694. All stock options granted by the Company are out-of-the-money and will not have value under the Settlement Agreement or in bankruptcy.

     On May 13, 1997, each holder of shares of restricted stock in Crescent Equities or options in Crescent Equities or Crescent Partnership was granted an equivalent number of shares of restricted stock or options in Crescent Operating, based on a ratio of one share of restricted stock or option to purchase Crescent Operating common stock for each 10 shares of restricted stock in Crescent Equities or options for Crescent Equities common shares, and one option to purchase Crescent Operating common stock for each 5 options for units in Crescent Partnership. Under the Amended Plan, the Company has granted 857,185 options and 10,000 restricted shares, net of forfeitures, through December 31, 2001.

     The Management Plan provides that the maximum number of options and/or shares of restricted stock that the Company may grant to employees, officers, directors or consultants is 1.0 million shares. Under the Management Plan, the Company has granted 485,000 options and 81,328 restricted shares, net of forfeitures through December 31, 2001.

     Under both Plans, options are granted at a price no less than the market value of the shares on the date of grant, vest over a period determined by the Board of Directors, and expire ten years from the date of grant. The Company has reserved 586,181 shares for future options, warrants and restricted shares.

     A summary of the stock option status of the Company's Amended and Management Plans as of December 31, 2001 and changes during the periods then ended is presented in the table below:

                                                        Weighted Average
                                           Options       Exercise Price
                                         ------------   ----------------

Outstanding as of December 31, 1998 ....        864,344    $       2.52
   Granted .............................        615,400            3.13
   Exercised ...........................         (7,210)           0.99
   Forfeited ...........................       (126,342)           2.20
                                           ------------    ------------
Outstanding as of December 31, 1999 ....      1,346,192            2.84
   Granted .............................             --              --
   Exercised ...........................             --              --
   Forfeited ...........................        (26,358)           3.92
                                           ------------    ------------
Outstanding as of December 31, 2000 ....      1,319,834            2.81
   Granted .............................             --              --
   Exercised ...........................             --              --
   Forfeited ...........................        (49,210)           3.82
                                           ------------    ------------
Outstanding as of December 31, 2001 ....      1,270,624    $       2.77
                                           ============    ============

Exercisable as of December 31, 2001 ....      1,270,624    $       2.77

     Exercise prices, number of shares and the weighted-average remaining contractual life ("Average Life") at December 31, 2001 were as follows:

                      Options Outstanding          Options Exercisable
                    -----------------------    ---------------------------
Exercise Price       Number    Average Life       Number      Average Life
----------------    --------   ------------    -----------    ------------

$  0.99              717,034     3 years          717,034        3 years
$  2.50 -  5.44      485,000     8 years          485,000        8 years
$ 15.50 - 20.50       68,600     6 years           68,600        6 years

     The Company applies APB No. 25 in accounting for options granted pursuant to the Amended Plan and the Management Plan (collectively, the "Plans"). Accordingly, no compensation cost has been recognized for the Plans. Had compensation cost for the Plans been determined based on the fair market value at the grant dates for awards under the Plans consistent with SFAS No. 123, the Company's net income (loss) and earning (loss) per share would have been the following pro forma amounts (in thousands). The following pro forma amounts may not be representative of the effects on reported net income for future years.

                                        As Reported                Proforma
                                        -----------   ------------------------------------
                                           2001         2001          2000         1999
                                         --------     --------     ---------     --------

Net loss (in thousands)...............   $(78,133)    $(78,906)    $  (3,924)    $ (3,004)
Loss per share........................   $  (7.55)    $  (7.63)    $   (0.38)    $  (0.29)

     The Company did not grant any options during the years ended December 31, 2001 and 2000. For the year ended December 31, 1999, the weighted average grant date fair value of each option granted was $2.29.

     The fair value of each option was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions for 1999: risk-free interest rates of 5.6%; expected volatility of 91.6%; expected dividend yields of 0%; expected lives of five years.


13.  EARNINGS PER SHARE:

     Earnings (loss) per share ("EPS") is calculated as follows (in thousands, except per share data):

                                      Year ended                         Year ended                          Year ended
                                  December 31, 2001                  December 31, 2000                    December 31, 1999
                       ----------------------------------    ---------------------------------    ---------------------------------
                          Net      Wtd. avg.    Per share      Net      Wtd. avg.    Per share       Net     Wtd. avg.    Per share
                         Loss       shares        amount      Loss        shares       Amount       Loss      Shares        Amount
                       --------    ---------   ----------    -------    ---------   ----------    -------    ---------   ----------

Basic EPS ..........   $(78,133)      10,344   $    (7.55)   $(3,690)      10,326   $    (0.36)   $(2,695)      10,363   $    (0.26)

Effect of
Dilutive
Securities:
Stock Options ......         --           --                      --           --                      --           --
                       --------    ---------                 -------    ---------                 -------    ---------

Diluted EPS ........   $(78,133)      10,344   $    (7.55)   $(3,690)      10,326   $    (0.36)   $(2,695)      10,363   $    (0.26)
                       ========    =========   ==========    =======    =========   ==========    =======    =========   ==========

     The Company had 1,270,624, 1,319,834 and 1,344,792 options in 2001, 2000 and 1999, respectively, which were not included in the calculation of diluted EPS as they were anti-dilutive.


14.  INCOME TAXES:

     The components of the Company's income tax provision (benefit) were as follows (in thousands):

                                                  Year Ended           Year Ended           Year Ended
                                               December 31, 2001    December 31, 2000    December 31, 1999
                                               -----------------    -----------------    -----------------

Current:
   Federal .................................   $           3,547    $          21,394    $          18,706
   State ...................................                 506                2,551                2,459
                                               -----------------    -----------------    -----------------
                                                           4,053               23,945               21,165
                                               -----------------    -----------------    -----------------
Deferred:
   Federal .................................              (5,816)             (10,673)             (21,556)
   State ...................................                (830)              (1,525)              (3,080)
                                               -----------------    -----------------    -----------------
                                                          (6,646)             (12,198)             (24,636)
                                               -----------------    -----------------    -----------------
    Total income tax provision (benefit) ...   $          (2,593)   $          11,747    $          (3,471)
                                               =================    =================    =================


     Reconciliations of the federal statutory income tax rate to the effective tax rate were as follows:

                                                         Year Ended           Year Ended            Year Ended
                                                     December 31, 2001     December 31, 2000     December 31, 1999
                                                     -----------------     -----------------     -----------------

Federal statutory income tax rate ................                35.0%                 35.0%                 35.0%
State income taxes, net of federal tax benefit ...                 5.0                   5.0                   5.0
Minority interests ...............................                 4.1                  (6.8)                (23.1)
Change in valuation allowance ....................               (34.2)                   --                 (47.1)
Impairment/amortization ..........................                (7.2)                   --                    --
Net operating loss benefit .......................                  --                    --                  (8.5)
Other, net .......................................                 1.2                   1.3                  (5.0)
                                                     -----------------     -----------------     -----------------
    Effective tax rate ...........................                 3.9%                 34.5%                (43.7)%
                                                     =================     =================     =================

     Significant components of the Company's deferred tax assets and liabilities were as follows (in thousands):

                                                     December 31,
                                            ----------------------------
                                                2001            2000
                                            ------------    ------------

Deferred tax assets:
   Equity in losses of subsidiaries .....   $      1,009    $        817
   Deferred revenue/rentals .............         29,701          33,680
   Accrued expenses .....................            755           3,559
   Inventories ..........................          1,281             894
   Net operating loss carryforwards .....         49,161          26,281
   Other ................................          4,272              83
                                            ------------    ------------
      Deferred tax assets ...............         86,179          65,314
                                            ------------    ------------
Deferred tax liabilities:
   Prepaid expenses .....................         (1,108)         (1,094)
   Depreciable property and equipment ...        (10,507)        (20,181)
   Real estate ..........................        (10,981)         (9,650)
                                            ------------    ------------
      Deferred tax liabilities ..........        (22,596)        (30,925)
                                            ------------    ------------

Valuation allowance .....................        (22,954)           (406)
                                            ------------    ------------
      Net deferred tax assets ...........   $     40,629    $     33,983
                                            ============    ============

Current deferred tax assets .............   $      1,145    $      3,306
Noncurrent deferred tax assets ..........         39,484          30,677
                                            ------------    ------------
      Net deferred tax assets ...........   $     40,629    $     33,983
                                            ============    ============

     At December 31, 2001, the Company had net operating loss carryforwards ("NOL") of approximately $122.0 million, which will expire after years 2002 through 2021. A portion of this NOL was acquired subject to restrictive tax limitations. Due to the anticipated restructuring of the Company (See Note 3 - Settlement Agreement), significant amounts of taxable income are anticipated to be realized in future years due to cancellation of indebtedness and other transactions. Management has not been able to conclude that it is more likely than not that all of the deferred tax asset will be realized. Accordingly, management has established a $23.0 million valuation reserve for that portion of the deferred tax asset which may not be realized upon completion of the anticipated restructuring or may be subject to capital loss or other limitations. The investments held by the Company that are considered to be Controlled Subsidiary Transactions have entered into agreements to elect to become Taxable REIT Subsidiaries ("TRS") of Crescent Equities for federal income tax reporting purposes effective January 1, 2001.


15.  MAGELLAN WARRANTS:

     In connection with the transaction in which Crescent Operating acquired its 50% membership interest in CBHS, the Company purchased, for $12.5 million, warrants to acquire 1,283,311 shares of Magellan common stock for an exercise price of $30.00 per share. The Magellan warrants are exercisable in varying increments over the period which began on May 31, 1998 and ends on May 31, 2009. Prior to January 1, 2001, the fair value of theses warrants, using the Black-Scholes pricing model, would be determined and the resulting difference between the cost and the estimated fair value of the warrants was included in the consolidated financial statements as accumulated comprehensive income (loss) for the period ended. As of January 1, 2001, the Company was required to adopt SFAS No. 133, as amended by SFAS No. 138. Upon adoption, the Company was required to record the net accumulated comprehensive loss related to its investment in Magellan warrants as a charge in the statement of operations. Based on the value of the warrants on December 31, 2000, the Company expensed $9.5 million on January 1, 2001 as a cumulative effect of change in accounting principle. From January 1, 2001 forward, the Company recorded changes in the fair value of these warrants in the statement of operations as investment income
     (loss). For the year ended December 31, 2001, the Company recorded changes in the fair value of these warrants, as calculated using the Black-Scholes pricing model, as investment income of $1.1 million in the Company's statement of operations. See Note 2 for the discussion of the change in accounting for the Magellan warrants effective January 1, 2001 as required under SFAS No. 133.


16.  COMMITMENTS AND CONTINGENCIES:

     Lease Commitments

     The Hospitality segment leases eight hotel and resort properties (the "Hospitality Properties") from Crescent Equities. Generally, the leases are on a triple net basis during 120-month terms and expire from December 2004 to June 2009. The leases provide for the payment to Crescent Partnership or its subsidiaries of (i) base rent, with periodic rent increases, (ii) percentage rent based on a percentage of gross room revenues above a specified amount, and (iii) a percentage of gross food and beverage revenues above a specified amount. Base rental expense under the leases is recognized on a straight-line basis over the terms of the respective leases. The Land Development segment leases office space, model homes, housekeeping and laundry facilities and certain equipment. Pursuant to the Settlement Agreement, the Company transferred its hospitality assets and equity interests in land development to Crescent Equities in February and March 2002, therefore the future lease obligations related to these assets and interest are eliminated (See Note 3 - Settlement Agreement). The Equipment Sales and Leasing segment leases rental delivery and service trucks and land and buildings at various locations.

     Total lease expense for all segments during the periods ended December 31, 2001, 2000 and 1999 was approximately $66.6 million, $74.2 million and $62.5 million, respectively. Included in lease expense was percentage rent for the Hospitality Properties for the periods ended December 31, 2001, 2000 and 1999 of $14.2 million, $19.0 million and $14.7 million, respectively. Future minimum lease payments due under such leases as of December 31, 2001, were as follows (in thousands):

2002 .................   $     50,894
2003 .................         49,913
2004 .................         49,646
2005 .................         40,689
2006 .................         29,757
Thereafter ...........         65,565
                         ------------
                         $    286,464
                         ============

     Contingencies

     CBHS became the subject of Chapter 11 bankruptcy proceedings by filing a voluntary petition on February 16, 2000, in United States Bankruptcy Court for the District of Delaware. Although CBHS is not a subsidiary of Crescent Operating, Crescent Operating did own a majority (90%) economic interest in CBHS, until December 29, 2000.

     As stated above under "Charter Behavioral Health Systems, LLC", as a result of the liquidation of CBHS through bankruptcy, the equity investment in CBHS became worthless. On December 29, 2000, as part of Crescent Operating's tax planning, Crescent Operating sold its 25% common interest and its 100% preferred membership interest in CBHS, and COPI CBHS Holdings sold its 65% common interest in CBHS to The Rockwood Financial Group, Inc. for a nominal sum.

     Crescent Operating held no funded or liquidated claims against the estate of CBHS. Crescent Operating filed proofs of claim against CBHS as a protective matter for potential indemnification or contribution for third party lawsuits and claims where Crescent Operating is a named defendant with CBHS, such as lawsuits based upon alleged WARN Act violations purported to have been committed by CBHS and/or its subsidiaries in closing behavioral health care facilities in 1999 and 2000. The only such lawsuits that have been brought against Crescent Operating arise from WARN Act claims. In connection with a settlement entered into among Crescent Operating, CBHS, the WARN Act plaintiffs, and others, Crescent Operating's indemnification and contribution claims against CBHS based on such lawsuits have been resolved. No other claims or lawsuits have been asserted against Crescent Operating that would give rise to indemnification or contribution claims by Crescent Operating against CBHS. In the event that, prior to the bar date for asserting claims against Crescent Operating in its bankruptcy case, no other claims or lawsuits are asserted against Crescent Operating that would give rise to indemnification or contribution claims by Crescent Operating against CBHS, Crescent Operating's claims for indemnification or contribution in the CBHS case will be disallowed. If any such lawsuits or claims are brought, Crescent Operating will pursue its indemnification and contribution claims in the CBHS case as appropriate.

     To date, several lawsuits, all of which seek class action certification, have been filed against CBHS alleging violations of the WARN Act in the closing of certain healthcare facilities in 1999 and 2000. Of those lawsuits, three also named Crescent Operating as a defendant, but all three of those suits have since been dismissed. An additional suit seeking similar relief was also filed against Crescent Operating and Crescent Partnership, as well as CBHS.

     A global Stipulation of Settlement of all WARN matters has been reached and filed with the United States District Court and Bankruptcy Court for the District of Delaware by the WARN Act claimants, CBHS, Crescent Operating, Crescent Partnership and the Creditors Committee in the CBHS case. The settlement was approved by the District Court by order dated March 18, 2002. As it applies to Crescent Operating, the settlement provides that either Crescent Operating or Crescent Partnership was required to deposit into escrow $500,000 for the benefit of the WARN Act claimants and, upon the settlement becoming final, Crescent Operating will receive a complete release for all WARN Act claims and any other claims in the CBHS case other than potential claims from those CBHS employees who have opted out of the Settlement. It appears that a maximum of three such employees have opted out and none have made claims against Crescent Operating to date. Crescent Partnership has paid the $500,000 into escrow. This payment will not be included as an expense for the purposes of calculating the aggregate value of the Crescent Real Estate shares to be distributed to the Crescent Operating shareholders.

     In accordance with an agreement between Gerald Haddock and the Company, COPI Colorado redeemed the limited partnership interest of Mr. Haddock, the Company's former Chief Executive Officer and President, in January 2000, COPI Colorado paid Mr. Haddock approximately $2.6 million for his approximate 16.67% limited partner interest (determined from an independent appraisal of the value of COPI Colorado). Mr. Haddock has challenged the valuation performed by the independent appraiser and the procedures followed by the Company with respect to the redemption and valuation process. The Company believes that it has complied with all terms of the agreement as it relates to the liquidation of Mr. Haddock from the partnership. In February 2001, the Company filed a lawsuit seeking a declaratory judgment to assist in resolution of the Company's dispute with Mr. Haddock. This lawsuit has been settled and the order dismissing the suit was filed on January 2, 2002.

     The Company is a party to other legal actions related to certain of its investments. Material losses related to such cases have not been deemed probable by management after consultation with outside counsel, and no financial statement accruals have been made. Based on the status of the cases, the Company is unable to determine a range of possible losses, if any, that might be incurred in connection with this litigation. The Company believes it is not probable that the ultimate resolution of this litigation will have a material adverse effect on its financial position and results of operations.

17.  SUPPLEMENTAL CASH FLOW INFORMATION:

     Supplemental cash flow information is summarized as follows (in thousands):

                                                                          December 31,
                                                           ------------------------------------------
                                                               2001           2000           1999
                                                           ------------   ------------   ------------

Interest paid, net of amounts capitalized ..............   $     28,564   $     29,729   $     27,422
                                                           ============   ============   ============
Income taxes paid ......................................   $     19,468   $     17,293   $     24,755
                                                           ============   ============   ============

 Non-cash investing and financing activities:
    In conjunction with the acquisitions by the
    Company, liabilities were assumed as follows:
         Fair value of assets acquired .................   $         --   $         --   $     43,178

         Stock issued for the acquisitions .............             --             --             --

         Notes payable issued for acquisitions .........             --             --         (6,000)

         Cash paid for the acquisitions ................             --             --        (28,511)
                                                           ------------   ------------   ------------
             Liabilities assumed .......................   $         --   $         --   $      8,667
                                                           ============   ============   ============

    Decrease in intangible and deferred income for
    amount associated with sales of club memberships ...   $      1,062   $      6,387   $      7,172
                                                           ============   ============   ============


18.  FAIR VALUES OF FINANCIAL INSTRUMENTS:

     The carrying amount of cash and cash equivalents, accounts receivable, inventories, notes receivable, prepaid expenses and other current assets, and accounts payable and accrued expenses approximates fair value as of December 31, 2001 because of the short maturity of these instruments. Similarly, the carrying value of line of credit borrowings approximates fair value as of that date because the applicable interest rates fluctuate based on published market rates. In the opinion of management, without consideration of the financial position of the Company, the interest rates associated with the long-term debt approximates the market interest rates for this type of instrument, and as such, the carrying values approximate fair value at December 31, 2001.


19.  BUSINESS SEGMENT INFORMATION:

     Crescent Operating's assets and operations are located entirely within the United States and are comprised of four business segments: (i) Equipment Sales and Leasing, (ii) Hospitality, (iii) Temperature Controlled Logistics and (iv) Land Development. In addition to these four business segments, the Company has grouped its investment in Magellan warrants, its previous investment in CBHS, interest expense on corporate debt and general corporate overhead costs such as legal and accounting costs, insurance costs and corporate salaries as "Other" for segment reporting purposes. Because the Company sold its investment in CBHS in 2000 and did not recognize income or loss from CBHS in 1999 or 2000, the Company no longer reports its operations related to CBHS as a separate segment. The Company uses net income as the measure of segment profit or loss.

     The Equipment Sales and Leasing segment is engaged in the sale, leasing and service of construction equipment and accessories to the construction and utility industries located primarily in seven states. Crescent Machinery's leasing activities consist principally of leasing construction equipment and accessories under various leases, which are primarily short-term operating leases.

     The Hospitality segment generally consists of the operations of the Hospitality Properties. Each of such properties is owned by Crescent Partnership or its affiliates and all are leased to subsidiaries of the Company under long term leases. In addition to these properties, the Company also has other investments in CRL.

     The Temperature Controlled Logistics segment consists primarily of a 40% interest in the operations of AmeriCold Logistics. Prior to reorganization of this segment effective March 12, 1999, this segment consisted of a 2% economic interest in the operations of The Temperature Controlled Logistics Partnerships. AmeriCold Logistics is the largest operator of public refrigerated storage space in the country in terms of public storage space operated.

     The Land Development segment consists of (i) a 4.65% economic interest in Desert Mountain, a master planned, luxury residential and recreational community in northern Scottsdale, Arizona, (ii) a 52.5% general partner interest in Woodlands Operating, which provides management, advisory, landscaping and maintenance services to entities affiliated with Crescent Operating and Crescent Equities, (iii) a 2.625% economic interest in Landevco, which owns approximately 6,600 acres for commercial and residential development as well as a realty office, an athletic center, and an interest in a title company and (iv) a 6% economic interest in CRDI, whose operations consist principally of investing in partnerships and other entities that directly or indirectly develop and manage residential and resort properties (primarily in Colorado) or provide related services.

     Business segment information is summarized as follows (in thousands):

                                                For the Year Ended   For the Year Ended   For the Year Ended
                                                 December 31, 2001    December 31, 2000    December 31, 1999
                                                ------------------   ------------------   ------------------
Revenues:
   Equipment Sales and Leasing ...............   $         118,501    $         142,842    $         136,343
   Hospitality ...............................             226,841              272,157              246,763
   Land Development ..........................             260,999              301,827              334,881
   Temperature Controlled Logistics ..........                  --                   --                   --
   Other .....................................                  --                   --                   --
                                                 -----------------    -----------------    -----------------
   Total revenues ............................   $         606,341    $         716,826    $         717,987
                                                 =================    =================    =================

Income (loss) from operations:
   Equipment Sales and Leasing ...............   $         (46,733)   $           1,729    $           4,737
   Hospitality ...............................             (13,397)              (3,419)               1,286
   Land Development ..........................               4,717               25,542               10,449
   Temperature Controlled Logistics ..........                 (21)                 (27)                  (2)
   Other .....................................              (6,948)              (4,197)              (2,603)
                                                 -----------------    -----------------    -----------------
   Total income (loss) from operations .......   $         (62,382)   $          19,628    $          13,867
                                                 =================    =================    =================

Depreciation and amortization:
   Equipment Sales and Leasing ...............   $          19,193    $          18,254    $          15,041
   Hospitality ...............................               1,563                1,356                1,023
   Land Development ..........................              10,540               18,286               17,811
   Temperature Controlled Logistics ..........                  --                   --                   --
   Other .....................................                 (75)                 (71)                (133)
                                                 -----------------    -----------------    -----------------
   Total depreciation and amortization .......   $          31,221    $          37,825    $          33,742
                                                 =================    =================    =================

Investment income (loss):
   Equipment Sales and Leasing ...............   $              --    $              --    $              --
   Hospitality ...............................                  --                1,563                   --
   Land Development ..........................                  --                   --                  158
   Temperature Controlled Logistics ..........                  --                  722                1,493
   Other .....................................               1,135                   --                  239
                                                 -----------------    -----------------    -----------------
     Total investment income (loss) ..........   $           1,135    $           2,285    $           1,890
                                                 =================    =================    =================

Equity in income (loss) of unconsolidated
 subsidiaries:
   Equipment Sales and Leasing ...............   $              --    $              --    $              --
   Hospitality ...............................              (4,548)              (2,013)                (851)
   Land Development ..........................              37,903               34,952               23,668
   Temperature Controlled Logistics ..........              (2,275)              (6,959)              (3,768)
   Other .....................................                  --                   --                   --
                                                 -----------------    -----------------    -----------------
     Total investment income (loss) ..........   $          31,080    $          25,980    $          19,049
                                                 =================    =================    =================

Interest expense, net:
   Equipment Sales and Leasing ...............   $           7,697    $          10,585    $           6,747
   Hospitality ...............................                 907                  805                  618
   Land Development ..........................               9,009               12,672               11,326
   Temperature Controlled Logistics ..........                  --                   --                   --
   Other .....................................               9,116                8,012                8,038
                                                 -----------------    -----------------    -----------------
   Total interest expense, net ...............   $          26,729    $          32,074    $          26,729
                                                 =================    =================    =================

Income tax expense (benefit)
   Equipment Sales and Leasing ...............   $          (3,784)   $          (3,763)   $          (1,081)
   Hospitality ...............................              (3,509)               5,010                  (50)
   Land Development ..........................              11,475               17,888                7,293
   Temperature Controlled Logistics ..........                (919)              (2,506)                (911)
   Other .....................................              (5,856)              (4,882)              (8,722)
                                                 -----------------    -----------------    -----------------
   Total income tax expense (benefit) ........   $          (2,593)   $          11,747    $          (3,471)
                                                 =================    =================    =================

Capital expenditures:
   Equipment Sales and Leasing ...............   $          21,064    $          48,228    $          58,107
   Hospitality ...............................               1,345                1,964                2,388
   Land Development ..........................              15,417               18,427               18,930
   Temperature Controlled Logistics ..........                  --                   --                   --
   Other .....................................                  20                   37                   51
                                                 -----------------    -----------------    -----------------
   Total capital expenditures ................   $          37,846    $          68,656    $          79,476
                                                 =================    =================    =================

Investment in unconsolidated subsidiaries:
   Equipment Sales and Leasing ...............   $              --    $              --    $              --
   Hospitality ...............................               5,462               10,790               12,017
   Land Development ..........................              51,701               52,197               51,220
   Temperature Controlled Logistics ..........                 706                4,417               14,859
   Other .....................................               4,127                2,992                2,374
                                                 -----------------    -----------------    -----------------
   Total investment in
          unconsolidated subsidiaries ........   $          61,996    $          70,396    $          80,470
                                                 =================    =================    =================

Identifiable assets:
   Equipment Sales and Leasing ...............   $          93,647    $         192,151    $         184,964
   Hospitality ...............................              40,416               44,810               44,805
   Land Development ..........................             761,984              643,514              535,911
   Temperature Controlled Logistics ..........               6,015                8,829               16,337
   Other .....................................              43,342               21,224               13,636
                                                 -----------------    -----------------    -----------------
   Total identifiable assets .................   $         945,404    $         910,528    $         795,653
                                                 =================    =================    =================


20.  RELATED PARTY TRANSACTIONS:

     INTERCOMPANY AGREEMENT

     Generally, Crescent Operating is involved with Crescent Equities in two types of transactions: "Lessee Transactions" and "Controlled Subsidiary Transactions". Lessee Transactions are those in which Crescent Operating enters into a transaction to lease and operate real property that is owned by Crescent Partnership but which cannot be operated by Crescent Partnership due to Crescent Equities status as a REIT. Controlled Subsidiary Transactions are those in which Crescent Operating invests alongside Crescent Partnership in acquisitions where Crescent Operating owns all of the voting stock, and Crescent Partnership owns all of the non-voting stock of a corporate acquisition vehicle which in turn acquires a target business which cannot be operated by Crescent Partnership due to Crescent Equities' status as a REIT. The voting stock represents the control of the entity being purchased and due to its status as a REIT, up until the REIT Modernization Act which became effective January 1, 2001, Crescent Equities could not have such ownership.

     Crescent Operating and Crescent Partnership have entered into the Intercompany Agreement to provide each other with rights to participate in the types of transactions mentioned above. The Intercompany Agreement provides, subject to certain terms, that Crescent Partnership will provide Crescent Operating with a right of first refusal to become the lessee of any real property acquired by Crescent Partnership if Crescent Partnership determines that, consistent with Crescent Equities' status as a REIT, it is required to enter into a "master" lease arrangement. Crescent Operating's right of first refusal under the Intercompany Agreement is conditioned upon the ability of Crescent Operating and Crescent Partnership to negotiate a mutually satisfactory lease arrangement and the determination of Crescent Partnership, in its sole discretion, that Crescent Operating is qualified to be the lessee. In general, a master lease arrangement is an arrangement pursuant to which an entire property or project (or a group of related properties or projects) is leased to a single lessee. If a mutually satisfactory agreement cannot be reached within a 30-day period (or such longer period to which Crescent Operating and Crescent Partnership may agree), Crescent Partnership may offer the opportunity to others.

     Under the Intercompany Agreement, Crescent Operating has agreed not to acquire or make (i) investments in real estate which, for purposes of the Intercompany Agreement, includes the provision of services related to real estate and investment in hotel properties, real estate mortgages, real estate derivatives or entities that invest in real estate assets or (ii) any other investments that may be structured in a manner that qualifies under the federal income tax requirements applicable to REITs. Crescent Operating has agreed to notify Crescent Partnership of, and make available to Crescent Partnership, investment opportunities developed by Crescent Operating, or of which Crescent Operating becomes aware but is unable or unwilling to pursue.

     Effective February 14, 2002, the Company entered into the Settlement Agreement with Crescent Equities. The Settlement Agreement provided for the cancellation of the Intercompany Agreement.

     OTHER TRANSACTIONS

     The Company leases full service hotels and destination health and fitness resorts from Crescent Partnership, or other subsidiaries of Crescent Equities, under operating leases. Crescent Partnership has agreed to fund all capital expenditures relating to furniture, fixtures and equipment reserves required under applicable management agreements on all properties except for Canyon Ranch-Tucson. Total rent expense related to these leases totaled approximately $55.7 million, $63.3 million and $54.0 million for the years ended December 31, 2001, 2000 and 1999, respectively.

     The Company has various debt instruments payable to Crescent Partnership with an aggregate amount outstanding at December 31, 2001 and 2000 of $317.9 million and $259.7 million, respectively. See Note 10 for additional information.

     Included in notes receivable is a note from Landevco payable to Landco in the amount of $10.6 million as of December 31, 2001. The note bears interest at 15.0% per annum with quarterly interest payments and principal due upon maturity of July 2007. Interest income recognized for the years ended December 31, 2001, 2000 and 1999 was $1.9 million, $1.6 million and $1.7 million, respectively.

     Effective February 1, 2000, The Varma Asset Management Agreements were terminated by mutual agreement of the parties; at the same time, Crescent Operating and its hospitality subsidiaries entered into a Master Asset Management and Administrative Services Agreement with the Sonoma Management Company ("SMC") to manage the Hyatt Albuquerque, the Four Seasons Hotel Houston, the Renaissance Hotel Houston and the Denver City Center Marriott. At the same time, the Company's hospitality subsidiaries accepted assignment from the owners of the Sonoma Mission Inn and Spa, the Sonoma Mission Inn Golf and Country Club and the Ventana Inn and Spa of its property management agreements with SMC. The principals of SMC are Sanjay and Johanna Varma and Crescent Equities is an equity owner in SMC. Payment of obligations under the Master Asset Management and Administrative Services Agreement (the "SMC Management Agreement") are guaranteed by the Company. For each property for which it provides asset management services, SMC will receive a base fee equal to 0.85% of gross revenues of the property managed plus an incentive fee of 50% of actual net income in excess of budgeted net income. For each property for which it provides property management services, SMC will receive a base fee equal to 2.0% of gross revenues of the property plus an incentive fee of 20% of net operating income in excess of 12% annual return on investment to owner. As consideration for its services under the SMC Management Agreement, Sonoma Management received an annual base fee (and no incentive fee) for 2001 of approximately $0.6 million, for its asset management services related to the Hyatt Albuquerque, the Renaissance Houston Hotel and the Denver City Center Marriott. Pursuant to the Settlement Agreement, the Company's obligations under the SMC Management Agreement with SMC were transferred to Crescent Equities (See Note 3 - Settlement Agreement).


21.  QUARTERLY FINANCIAL INFORMATION (UNAUDITED):

     Amounts in thousands, except per share amounts:

                                                                Year Ended December 31, 2001
                                                 ------------------------------------------------------------
                                                     First          Second          Third           Fourth
                                                 ------------    ------------    ------------    ------------

Revenues .....................................   $    163,439    $    123,445    $    120,637    $    198,820
Income (loss) from operations ................          2,405          (8,926)         (9,800)        (46,061)
Income (loss) before minority interests,
income taxes and accounting change ...........            294          (8,332)        (16,017)        (33,574)
Minority interests ...........................         (2,088)         (3,806)            330          (8,024)
Income tax provision (benefit) ...............         (2,183)          5,084           1,410          (6,904)
Income (Loss) from accounting change .........         (9,509)             --              --              --
Net (loss) ...................................         (9,120)        (17,222)        (17,097)        (34,694)
Basic and Diluted (loss) per share
Income (Loss) before change in accounting ....           0.04           (1.67)          (1.65)          (3.35)
Change in accounting .........................          (0.92)             --              --              --
                                                 ------------    ------------    ------------    ------------
Net loss per share ...........................          (0.88)          (1.67)          (1.65)          (3.35)

                                                                               Year Ended December 31, 2000
                                                               ------------------------------------------------------------
                                                                  First           Second           Third          Fourth
                                                               ------------    ------------    ------------    ------------

Revenues ...................................................   $    167,551    $    176,397    $    182,133    $    190,745
Income (loss) from operations ..............................          7,973           5,582           6,557            (484)
Income (loss) before minority interests and income taxes ...          6,237            (684)          3,440          25,082
Minority interests .........................................         (6,731)         (2,954)         (6,660)         (9,673)
Income tax provision (benefit) .............................          1,488            (226)            950           9,535
Net income (loss) ..........................................         (1,982)         (3,412)         (4,170)          5,874
Basic income (loss) per share ..............................           (.19)           (.33)           (.40)            .56
Diluted income (loss) per share ............................           (.19)           (.33)           (.40)            .56

INDEPENDENT AUDITORS' REPORT


To the Partners
Vornado Crescent Logistics Operating Partnership and Subsidiary:

We have audited the accompanying consolidated balance sheets of Vornado Crescent Logistics Operating Partnership and Subsidiary (the "Partnership") as of December 31, 2001 and 2000, and the related consolidated statements of operations, partners' capital, and cash flows for the years ended December 31, 2001 and 2000 and for the period from March 11, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the consolidated financial position of Vornado Crescent Logistics Operating Partnership and Subsidiary at December 31, 2001 and 2000, and their consolidated results of operations and cash flows for the years ended December 31, 2001 and 2000 and for the period from March 11, 1999 (date of inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Atlanta, GA

February 20, 2002
(March 11, 2002 as to Note 4)

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2001 AND 2000
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                 2001            2000

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $     28,189    $      6,215
  Restricted cash                                                  21,388          14,736
  Trade accounts receivable, net of allowance for doubtful
     accounts of $2,442 and $3,502, respectively                   67,415          79,780
  Other current assets                                              4,559           4,930
  Working capital to be collected on behalf of
    AmeriCold Corporation                                          (5,358)         (7,507)
                                                             ------------    ------------


Total current assets                                              116,193          98,154

PROPERTY, PLANT, AND EQUIPMENT:
  Land                                                             14,794          16,831
  Buildings and improvements                                        2,880           2,476
  Machinery and equipment                                          49,270          44,131
                                                             ------------    ------------

                                                                   66,944          63,438

  Less accumulated depreciation                                   (19,574)        (10,722)
                                                             ------------    ------------

      Property, plant, and equipment, net                          47,370          52,716

OTHER ASSETS                                                       11,544          12,988
                                                             ------------    ------------

                                                             $    175,107    $    163,858
                                                             ============    ============

                                                                     (Continued)

See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2001 AND 2000
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        2001            2000

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accounts payable                                                  $     14,039    $     23,277
  Accrued expenses                                                        50,006          36,017
  Current portion of long-term debt                                        1,906             577
  Current portion of capitalized lease obligations                           967             398
  Unearned revenue                                                         8,373           9,242
  Due to AmeriCold Corporation                                            32,216          27,074
                                                                    ------------    ------------

      Total current liabilities                                          107,507          96,585
                                                                    ------------    ------------

LONG-TERM DEBT                                                            22,840           6,360

LONG-TERM CAPITALIZED LEASE OBLIGATIONS                                    4,449           1,351

DEFERRED RENT OBLIGATIONS TO AMERICOLD
  CORPORATION                                                              8,335          24,411

STRAIGHT-LINE RENT LIABILITY TO AMERICOLD
  CORPORATION                                                             10,811           6,762

OTHER LIABILITIES                                                         13,399          12,176
                                                                    ------------    ------------

        Total liabilities                                                167,341         147,645

COMMITMENTS

PARTNERS' CAPITAL:
  Partners' capital                                                       44,723          48,723
  Accumulated deficit                                                    (33,368)        (27,680)
  Accumulated other comprehensive loss - minimum pension charge           (3,589)           (830)
                                                                    ------------    ------------

Less: capital contribution receivable                                         --          (4,000)
                                                                    ------------    ------------

        Total partners' capital                                            7,766          16,213
                                                                    ------------    ------------

                                                                    $    175,107    $    163,858
                                                                    ============    ============

                                                                     (Concluded)

See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 AND
FOR THE PERIOD FROM MARCH 11, 1999 (DATE OF INCEPTION)
TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                           2001            2000            1999

REVENUES                                                           $    647,259    $    676,158    $    557,708

OPERATING EXPENSES:
  Cost of operations (not including depletion, depreciation,
    and amortization)                                                   474,663         478,809         399,615
  Rent expense on leases with AmeriCold Corporation,
    net of $25,469 in reduction in 2001 contractual rents               130,807         170,640         135,811
  Reduction in 2000 contractual rents                                   (14,343)             --              --
  General and administrative                                             37,691          35,933          26,542
  Severance and other charges                                             8,895              --              --
  Depletion, depreciation, and amortization                              11,477           7,803           4,789
                                                                   ------------    ------------    ------------

      Total operating expenses                                          649,190         693,185         566,757
                                                                   ------------    ------------    ------------

OPERATING LOSS                                                           (1,931)        (17,027)         (9,049)

OTHER INCOME (EXPENSE):
  Interest expense                                                       (4,702)         (2,136)           (534)
  Other                                                                     945             727             339
                                                                   ------------    ------------    ------------

NET LOSS                                                           $     (5,688)   $    (18,436)   $     (9,244)
                                                                   ============    ============    ============

See notes to consolidated financial statements

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 AND FOR THE PERIOD FROM MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                               ACCUMULATED
                                                                                  OTHER
                                                                              COMPREHENSIVE       CAPITAL
                                               PARTNERS'      ACCUMULATED     LOSS - MINIMUM    CONTRIBUTION
                                                CAPITAL         DEFICIT       PENSION CHARGE     RECEIVABLE        TOTAL
                                             ------------    ------------    ---------------    ------------    ------------

Capital contribution                         $     38,723    $         --    $            --    $         --    $     38,723

  Net loss                                             --          (9,244)                --              --          (9,244)
                                             ------------    ------------    ---------------    ------------    ------------
BALANCE - December 31, 1999                        38,723          (9,244)                --              --          29,479

Capital contribution                               10,000              --                 --          (4,000)          6,000

COMPREHENSIVE LOSS:

  Net loss                                             --         (18,436)                --              --         (18,436)

  Adjustment for minimum pension liability             --              --                                 --            (830)
                                                                                                                ------------

  Total comprehensive loss                             --              --                 --              --         (19,266)
                                             ------------    ------------    ---------------    ------------    ------------

BALANCE - December 31, 2000                        48,723         (27,680)              (830)         (4,000)         16,213

  Cancellation of capital commitment               (4,000)             --                 --           4,000              --

COMPREHENSIVE LOSS:

  Net loss                                             --          (5,688)                --              --          (5,688)

  Adjustment for minimum pension liability             --              --             (2,759)             --          (2,759)
                                                                                                                ------------
  Total comprehensive loss                             --              --                 --              --          (8,447)
                                             ------------    ------------    ---------------    ------------    ------------
BALANCE - December 31, 2001                  $     44,723    $    (33,368)   $        (3,589)   $         --    $      7,766
                                             ============    ============    ===============    ============    ============


See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 AND
FOR THE PERIOD FROM MARCH 11, 1999 (DATE OF INCEPTION)
TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      2001            2000            1999

OPERATING ACTIVITIES:
  Net loss                                                       $     (5,688)   $    (18,436)   $     (9,244)
  Adjustments to reconcile net loss
    to net cash provided by operating activities:
    Provision for bad debts                                             2,653           1,645           1,685
    Depletion, depreciation and amortization                           11,477           7,803           4,789
    Straight line rent expense                                          4,049           3,673           3,089
    Reduction in 2000 contractual rent                                (14,343)             --              --
    Gain on settlement and curtailment of benefit plan                     --              --          (1,363)
    Changes in assets and liabilities, net of acquisitions:
      Restricted cash                                                  (6,652)          2,151              --
      Trade accounts receivable                                        10,843          (2,524)            239
      Other assets                                                       (522)             (9)         (6,420)
      Accounts payable and accrued expenses                             2,071          (8,081)         (1,493)
      Due to AmeriCold Corporation                                      7,028          (2,158)         29,232
      Deferred rent obligations                                        (1,733)         19,011           5,400
      Other liabilities                                                   354             (69)            (11)
                                                                 ------------    ------------    ------------

        Net cash provided by operating activities                       9,537           3,006          25,903

INVESTING ACTIVITIES:
  Purchase of non-real estate assets                                       --              --         (38,723)
  Additions to property, plant, and equipment                          (2,368)        (12,302)         (9,666)
                                                                 ------------    ------------    ------------

        Net cash provided by investing activities                      (2,368)        (12,302)        (48,389)

FINANCING ACTIVITIES:
  Proceeds from issuance of long-term debt                             18,940           7,014              --
  Repayment of long-term debt                                          (1,131)            (47)             --
  Repayment of capital lease obligation                                  (855)             --              --
  Repayment of due to AmeriCold Corporation                            (2,149)         (5,444)         (8,249)
  Capital contributions                                                    --           6,000          38,723
                                                                 ------------    ------------    ------------

        Net cash provided by financing activities                      14,805           7,523          30,474
                                                                 ------------    ------------    ------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                21,974          (1,773)          7,988

CASH AND CASH EQUIVALENTS:
  Beginning of period                                                   6,215           7,988              --
                                                                 ------------    ------------    ------------

  End of period                                                  $     28,189    $      6,215    $      7,988
                                                                 ============    ============    ============

                                                                     (Continued)

See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
FOR THE PERIOD FROM MARCH 11, 1999 (DATE OF INCEPTION)
TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                   2001           2000           1999

SUPPLEMENTAL DISCLOSURES:
  Interest paid                                                $      2,787   $        753   $        331
                                                               ============   ============   ============

SUPPLEMENTAL INFORMATION ABOUT NONCASH
  ACTIVITIES:
  Acquisition of fixed assets under capital leases             $      4,522             --             --
                                                               ============   ============   ============
  Liabilities assumed in connection with acquisition of
    non-real estate assets                                               --             --   $     13,198
                                                               ============   ============   ============
  Initial working capital to be collected on behalf of
    AmeriCold Corporation                                                --             --   $     21,200
                                                               ============   ============   ============

                                                                     (Concluded)


See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2001 AND 2000 AND FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 AND FOR THE PERIOD FROM MARCH 11,1999
(DATE OF INCEPTION) TO DECEMBER 31,1999
--------------------------------------------------------------------------------


1.   ORGANIZATION AND BUSINESS

     Vornado Crescent Logistics Operating Partnership (the "Partnership") was formed on March 11, 1999. The Partnership holds its assets and conducts its business through its wholly owned subsidiary AmeriCold Logistics, LLC (collectively "the Company" or "AmeriCold Logistics"). At December 31, 2001, AmeriCold Logistics, headquartered in Atlanta, Georgia, has 5,900 employees and operates 100 temperature controlled warehouse facilities nationwide with an aggregate of approximately 525 million cubic feet of refrigerated, frozen, and dry storage space. Of the 100 warehouses, AmeriCold Logistics leases 89 temperature controlled warehouses with an aggregate of approximately 445 million cubic feet from the Vornado REIT/Crescent REIT Partnership ("AmeriCold Corporation"), and manages 11 additional warehouses containing approximately 80 million cubic feet of space. AmeriCold Logistics provides the frozen food industry with refrigerated warehousing and transportation management services. Refrigerated warehouses are comprised of production and distribution facilities. Production facilities typically serve one or a small number of customers, generally food processors, located nearby. These customers store large quantities of processed or partially processed products in the facility until they are shipped to the next stage of production or distribution. Distribution facilities primarily warehouse a wide variety of customers' finished products until future shipment to end-users. Each distribution facility generally services the surrounding regional market. AmeriCold Logistics' transportation management services include freight routing, dispatching, freight rate negotiation, backhaul coordination, freight bill auditing, network flow management, order consolidation, and distribution channel assessment. Additionally, AmeriCold Logistics mines limestone at two of its locations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation - The consolidated financial statements of the Partnership include the accounts of the Partnership and its subsidiary. The Partnership is owned 60% by Vornado Operating L.P. ("Vornado") and 40% by COPI Cold Storage L.L.C. (an affiliate of Crescent Operating Inc.) ("Crescent"). The partnership agreement provides that net income and losses are allocated to each partner's account in relation to their ownership interests. Subject to certain provisions, the Partnership continues for a term through October 2027. Vornado's $6,000,000 contribution to the Partnership in March 2000 was unmatched by Crescent, who recently filed for bankruptcy protection. Accordingly, the $4,000,000 contribution receivable shown in partner's capital was cancelled at December 31, 2001. During the first quarter of 2002, Vornado's $6,000,000 became a special equity contribution that: (i) has priority over the original equity amounts, with voting rights of Vornado not effected, (ii) is redeemable only at the Partnership's option, and (iii) accrues interest at 12% compounded annually from March 7, 2000. Vornado's share of the Partnership remains at 60%.

     Estimates - Management has made estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     On February 6, 2002, Crescent Operating filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Subject to confirmation of a plan of reorganization and shareholder approval, it had agreed to transfer its interest in AmeriCold Logistics to an entity that will be owned by the shareholders of Crescent Real Estate Equities. It is uncertain at this time whether or when this plan will be approved and what effect, if any, this will have on the operation and management of AmeriCold Logistics.

     Cash and Cash Equivalents - Cash and cash equivalents consist of highly liquid investments with maturities when purchased of three months or less.

     Restricted Cash - Cash restricted for uses related to payment of rent ($7,229,000 at December 31, 2001 and 2000) and settlement of certain self-insured liabilities ($14,159,000 and $7,507,000 at December 31, 2001 and 2000, respectively) are classified as restricted cash.

     Property, Plant, and Equipment - Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the respective assets. Depreciation and amortization begin the month in which the asset is placed into service.

     The Company's long-lived assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. In such an event, a comparison is made of the expected future operating cash flows of the long-lived assets on an undiscounted basis to the carrying amounts of long-lived assets. If the carrying amounts of the long-lived assets exceed the sum of the expected undiscounted cash flows, an impairment charge is recognized in an amount equal to the excess of the carrying amount over the estimated fair value of the long-lived assets. The Company also periodically reviews the appropriateness of the estimated useful lives of its long-lived assets.

     Capitalized Leases - Capitalized leases are recorded at the lower of the present value of future lease payments or the fair market value of the property. Capitalized leases are depreciated on a straight-line basis over the estimated asset life or lease term for equipment, whichever is shorter. Depreciation expense on capital leases is included in depreciation and amortization expense.

     Revenue Recognition - Revenues include storage, transportation and handling fees, and management fees for locations managed on behalf of third parties. Storage revenues are recognized as services are provided. Transportation fees and expenses are recognized upon tender of product to common carriers, which is not materially different than if such revenues and expenses were recognized upon delivery. Management fees are recognized when AmeriCold Logistics is contractually entitled to such fees. Costs related to managed facilities are included in operating expenses. AmeriCold Logistics charges customers for both inbound and outbound handling in advance but defers the outbound handling revenue until the product has been shipped. Revenues from the sale of limestone are recognized upon delivery to customers.

     Significant Customer - During 2001 and 2000, H.J. Heinz & Co. accounted for approximately 16% and 18% of total revenue, respectively.

     Income Taxes - AmeriCold Logistics has elected to be treated as a partnership for income tax purposes. Taxable income or loss of AmeriCold Logistics is reported in the income tax returns of the partners. Accordingly, no provision for income taxes is made in the financial statements of AmeriCold Logistics.

     Fair Value of Financial Instruments - All financial instruments of the Company are reflected in the accompanying consolidated balance sheets at historical cost which, in management's estimation, based upon an interpretation of available market information and valuation methodologies, reasonably approximates their fair values. Such fair values are not necessarily indicative of the amounts that would be realized upon disposition of the Company's financial instruments.

     Collective Bargaining Agreements - At December 31, 2001, approximately 21% of the Company's labor force was covered by collective bargaining agreements. Collective bargaining agreements covering approximately 7% of the labor force will expire in 2002.

     Derivatives - In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended in June 2000 by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities. SFAS No. 133, as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. The Company adopted SFAS No. 133, as amended, on January 1, 2001. The adoption of these standards did not have a material impact on the Company's consolidated financial statements, as the Company does not use derivatives.

     Recent Accounting Pronouncement - In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This Statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. SFAS No. 144 also supercedes previous guidance for segments of a business to be disposed. The Company is required to adopt SFAS No. 144 on January 1, 2002. The Company does not expect SFAS No. 144 to have a significant effect on its consolidated financial position or results of operations.

     Reclassifications - Certain reclassifications have been made to the 2000 and 1999 balances to conform with the 2001 presentation.

3.   ACCRUED EXPENSES

     Detail of accrued expenses as of December 31, 2001 and 2000 is as follows:


(amounts in thousands)                                   2001           2000

Accrued payroll and related expense                  $     10,127   $      9,854
Accrued workers' compensation                               8,580          8,443
Severance and other charges                                 6,764             --
Other accrued expenses                                     24,535         17,720
                                                     ------------   ------------

                                                     $     50,006   $     36,017
                                                     ============   ============

4.   LONG-TERM DEBT

(amounts in thousands)                 2001            2000

Notes payable to Vornado:
  12% promissory note payable     $      3,000    $      3,000
  12% promissory note payable            3,840              --
  14% promissory note payable            4,856              --

Notes payable to Crescent:
  12% promissory note payable            2,000           2,000
  12% promissory note payable            3,500              --
  14% promissory note payable            6,190              --

Note payable to bank                     1,360           1,937
                                  ------------    ------------

                                        24,746           6,937
Less: current maturities                (1,906)           (577)
                                  ------------    ------------

                                  $     22,840    $      6,360
                                  ============    ============

     The 12% promissory notes payable to Vornado and Crescent, as amended, are due December 31, 2004 and may be repaid at any time prior to their maturity. Until the notes are paid, aggregate interest-only payments of $123,000 are due on a monthly basis. These notes are secured by certain property and equipment with a net book value of approximately $15,606,000. The 14% promissory notes payable to Vornado and Crescent, as amended, are payable in aggregate monthly installments of principal and interest of $224,999 with a maturity date of December 31, 2004. The notes are secured by certain property and equipment with a net book value of approximately $22,483,000. Effective March 11, 2002, the Vornado and Crescent notes were amended to extend maturity dates to December 31, 2004. The note payable to the bank due January 2003 is payable in equal monthly installments of principal and interest and may be repaid prior to its maturity date, subject to certain prepayment penalties. This loan bears interest at the rate of 10.72% per annum. The note is secured by certain equipment with a net book value of approximately $1,287,000.

5.   TRANSACTIONS WITH AMERICOLD CORPORATION AND OWNERS

     During 2001 and 2000 and 1999, AmeriCold Logistics received a management fee of $268,000 and $255,000 and $201,000, respectively, from AmeriCold Corporation for administrative services performed. During 2001 and 2000 and 1999, AmeriCold Logistics recorded a management fee of $487,000 and $487,000 and $329,000, respectively, to Vornado Realty L.P. At December 31, 2001 and 2000, other accrued liabilities included $1,303,000 and $816,000, respectively, owed to Vornado Realty L.P. At December 31, 2001 and 2000, $1,131,000 and $1,061,000, respectively, were receivable from Crescent for expenditures made on its behalf for a new business venture. Due to the uncertainty of collection, the Company established a reserve for this amount at December 31, 2001. Such amounts are included in other assets.

6.   LEASE COMMITMENTS

     AmeriCold Logistics has operating leases with the AmeriCold Corporation covering the warehouses used in this business. The leases, as amended, generally have a 15-year term with two five-year renewal options and provide for the payment of fixed base rent and percentage rent based on revenues AmeriCold Logistics receives from its customers. Fixed base rent is approximately $137,000,000 per annum through 2003, $139,000,000 per annum from 2004 through 2008, and $141,000,000 per annum from 2009 through 2014. Percentage rent for each lease is based on a specified percentage of revenues in excess of a specified base amount. The aggregate base revenue amount under five of the six leases is approximately $350 million, and the weighted-average percentage rate is approximately 36% for the initial five-year period, approximately 38% for the period from 2004 through 2008, and approximately 40% for the period from 2009 through February 28, 2014. The aggregate base revenue amount under the sixth lease is approximately $32,000,000 through 2001, and approximately $26,000,000 for the period from 2002 through February 28, 2014, and the percentage rate is 24% through 2001, 37.5% for the period from 2002 through 2006, 40% from 2007 through 2011, and 41% from 2012 through February 28, 2014. The fixed base rent for each of the two five-year renewal options is equal, generally, to the greater of the then fair market value rent or the fixed base rent for the immediately preceding lease year plus 5%. AmeriCold Logistics has the right to defer the payment of 15% of fixed base rent and all percentage rent for the period March 1999 to December 31, 2003 to the extent that available cash, as defined in the leases, is insufficient to pay such rent. Pursuant to the agreement, AmeriCold Logistics exercised its deferral rights and deferred approximately $25,469,000 and $19,011,000 in 2001 and 2000, respectively, in fixed and percentage rent. As part of the February 2001 lease amendments, contractual rents due to AmeriCold Corporation were reduced to $146,000,000 for 2001 and $150,000,000 (plus additional contingent rent in certain circumstances) for 2002. On December 27, 2001, the leases were amended to reduce fixed and percentage rent under the four non-encumbered leases by $25,469,000 to $17,918,000 for 2001 and by $14,343,000 to $38,223,000 for 2000. On January 23, 2002, the leases with
     AmeriCold Corporation were restructured to consolidate the four non-encumbered leases into one non-encumbered lease. The restructuring did not affect total contractual rent due under the combined leases.

     The Company anticipates that AmeriCold Corporation may further restructure the leases with the Company to provide additional cash flow to the Company.

     AmeriCold Logistics is also required to pay for all costs arising from the operation, maintenance and repair of the properties, including all real estate taxes and assessments, utility charges, permit fees, and insurance premiums, as well as property capital expenditures in excess of $9,500,000 annually.

     AmeriCold Logistics also has both operating and capital lease agreements for equipment and other facilities. AmeriCold Logistics pays taxes, insurance, and maintenance costs on substantially all of the leased property. Lease terms generally range from five to 20 years with renewal or purchase options.

     At December 31, 2001, future minimum fixed lease payments under the leases with AmeriCold Corporation and future minimum lease payments under operating leases other than leases with AmeriCold Corporation were as follows:

(amounts in thousands)

YEAR ENDED
DECEMBER 31,

                                   AMERICOLD       OTHER
                                 CORPORATION      LESSORS          TOTAL

2002                             $    137,340   $      7,255   $    144,595
2003                                  137,327          5,220        142,547
2004                                  139,729          3,932        143,661
2005                                  138,920          3,546        142,466
2006                                  138,920          3,545        142,465
Thereafter                          1,011,241          2,748      1,013,989
                                 ------------   ------------   ------------

                                 $  1,703,477   $     26,246   $  1,729,723
                                 ============   ============   ============


     Rent expense under leases with AmeriCold Corporation for 2001 was $115,780,000 for fixed rent, net of a $25,469,000 contractual rent adjustment, and $15,027,000 for percentage rent. Rent expense under leases with AmeriCold Corporation for 2000 was $139,723,000 for fixed rent and $30,917,000 for percentage rent. Rent expense under leases with AmeriCold Corporation for 1999 was $109,031,000 for fixed rent and $26,780,000 for percentage rent.

     Rent expense under leases with other lessors was $8,068,000, $6,407,000, and $4,739,000 for 2001, 2000, and 1999, respectively.

     At December 31, 2001, future minimum lease payments under capital leases are as follows:

        (amounts in thousands)

        YEAR ENDED
        DECEMBER 31,

2002                                            $      1,407
2003                                                   1,284
2004                                                   1,201
2005                                                   1,199
2006                                                   1,069
Thereafter                                               638
                                                ------------

Total minimum obligations                              6,798
Less interest portion                                 (1,382)
                                                ------------

Present value of net minimum payments                  5,416
Less current portion                                    (967)
                                                ------------

Long term portion                               $      4,449
                                                ============

     At December 31, 2001 and 2000, property leased under capital leases had a total cost of $7,974,000 and $2,751,000 and total accumulated depreciation of $2,976,000 and $1,171,000, respectively.

7.   SEVERANCE AND OTHER CHARGES

     During the year ended December 31, 2001, the Company recorded a charge of $8,895,000 comprised of (i) severance and relocation costs associated with a management restructuring, and (ii) expenses arising from the consolidation of a portion of the corporate office in Portland, Oregon into the Company's Atlanta headquarters. Severance related charges of $7,725,000 are for the termination of 199 employees, located primarily in the Atlanta and Portland offices. Through December 31, 2001, the Company had terminated 30 of the employees. The remaining charges of $1,170,000 consist primarily of a signing bonus, recruitment and other exit costs. These charges and the related liability at December 31, 2001 are summarized below:

(amounts in thousands)                  SEVERANCE        OTHER           TOTAL

Charges                               $      7,725    $      1,170    $      8,895
Expenditures                                  (961)         (1,170)         (2,131)
                                      ------------    ------------    ------------

Severance Liability                   $      6,764    $         --    $      6,764
                                      ============    ============    ============


8.   CONTINGENCIES

     In the normal course of business, the Company is party to a number of lawsuits. The Company does not believe that the resolution of these lawsuits will have a material effect on its financial position, results of operations or cash flows.

9.   EMPLOYEE BENEFIT PLANS

     Defined Benefit Pension and Postretirement Plans - AmeriCold Logistics has defined benefit pension plans that cover substantially all employees, other than union employees covered by union pension plans under collective bargaining agreements. Benefits under AmeriCold Logistics' plans are based on years of credited service and compensation during the years preceding retirement, or on years of credited service and established monthly benefit levels. The Company also has postretirement health care plans that provide medical and life insurance coverage to eligible retired employees.

      Actuarial information regarding the defined benefit pension plans and postretirement benefits other than pensions as of December 31, 2001 and 2000 is as follows:

                                                                                             2001
                                                                         -----------------------------------------------
                                                                               PENSION BENEFITS
                                                                         -----------------------------
                                                                                            NATIONAL          OTHER
                                                                          RETIREMENT        SERVICE       POSTRETIREMENT
(amounts in  thousands)                                                  INCOME PLAN      RELATED PLAN       BENEFITS

CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                                  $     35,424     $      8,633     $      1,289
Service cost                                                                    2,977              223               55
Interest cost                                                                   2,562              632              126
Participant contributions                                                          --               --                7
Actuarial (gain) loss                                                           2,090             (327)             292
Settlements                                                                        --               --               --
Plan amendments                                                                    --              187               --
Benefits paid                                                                  (4,777)            (524)             (37)
                                                                         ------------     ------------     ------------

Benefit obligation at end of year                                        $     38,276     $      8,824     $      1,732
                                                                         ============     ============     ============

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year                           $     26,218     $      9,377     $         --
Actual return on plan assets                                                     (122)             (81)              --
Employer contributions                                                          4,650              115               30
Participant contributions                                                          --               --                7
Benefits paid                                                                  (4,777)            (524)             (37)
                                                                         ------------     ------------     ------------

Fair value of plan assets at end of year                                 $     25,969     $      8,887     $         --
                                                                         ============     ============     ============

Funded status                                                            $    (12,307)    $         63     $     (1,732)
Unrecognized actuarial (gain) loss                                              7,423            1,830               18
Unrecognized prior service cost                                                 1,182              332             (518)
Minimum liability adjustment                                                   (4,771)              --               --
                                                                         ------------     ------------     ------------

(Accrued) prepaid benefit cost                                           $     (8,473)    $      2,225     $     (2,232)
                                                                         ============     ============     ============


Amounts recognized in the consolidated balance sheet consist of:
  Accrued benefit liability                                              $     (8,473)    $         --     $     (2,232)
  Prepaid asset                                                                    --            2,225               --
  Intangible asset                                                              1,182               --               --
  Accumulated other comprehensive loss                                          3,589               --               --
                                                                         ------------     ------------     ------------

Net amount recognized                                                    $     (3,702)    $      2,225     $     (2,232)
                                                                         ============     ============     ============

Weighted-average assumptions as of December 31, 2001:
Discount rate                                                                    7.25%            7.25%            7.25%
Expected return                                                                  9.50%            9.50%             N/A
Rate of compensation increase                                                    4.00%             N/A              N/A

                                                                               2000
                                                          ---------------------------------------------
                                                                PENSION BENEFITS
                                                          ----------------------------
                                                                            NATIONAL          OTHER
                                                           RETIREMENT       SERVICE      POSTRETIREMENT
(amounts in  thousands)                                    INCOME PLAN    RELATED PLAN      BENEFITS

CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                   $     33,710    $      9,351    $      1,920
Service cost                                                     1,641             211              45
Interest cost                                                    2,518             707             106
Actuarial (gain) loss                                            2,826          (1,168)           (257)
Settlements                                                         --              --            (521)
Benefits paid                                                   (5,271)           (468)             (4)
                                                          ------------    ------------    ------------

Benefit obligation at end of year                         $     35,424    $      8,633    $      1,289
                                                          ============    ============    ============

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year            $     28,774    $      9,635    $         --
Actual return on plan assets                                     1,475             (38)             --
Employer contributions                                           1,240             248               4
Benefits paid                                                   (5,271)           (468)             (4)
                                                          ------------    ------------    ------------

Fair value of plan assets at end of year                  $     26,218    $      9,377    $         --
                                                          ============    ============    ============

Funded status                                             $     (9,205)   $        743    $     (1,289)
Unrecognized actuarial (gain) loss                               2,805           1,283            (260)
Unrecognized prior service cost                                  1,264             152            (582)
Minimum liability adjustment                                    (2,091)             --              --
                                                          ------------    ------------    ------------

(Accrued) prepaid benefit cost                            $     (7,227)   $      2,178    $     (2,131)
                                                          ============    ============    ============


Amounts recognized in the consolidated balance sheet
 consist of:
  Accrued benefit liability                               $     (7,227)   $         --    $     (2,131)
  Prepaid asset                                                     --           2,178              --
  Intangible asset                                               1,261              --              --
  Accumulated other comprehensive loss                             830              --              --
                                                          ------------    ------------    ------------

Net amount recognized                                     $     (5,136)   $      2,178    $     (2,131)
                                                          ============    ============    ============

Weighted-average assumptions as of December 31, 2000:
Discount rate                                                     7.75%           7.75%           7.50%
Expected return                                                   9.50%           9.50%            N/A
Rate of compensation increase                                     4.00%            N/A             N/A

                                                                 2001
                                             ---------------------------------------------
                                                   PENSION BENEFITS
                                             ----------------------------
                                                               NATIONAL         OTHER
                                               RETIREMENT      SERVICE      POSTRETIREMENT
                                              INCOME PLAN    RELATED PLAN      BENEFITS

(amounts in thousands)
COMPONENTS OF NET PERIODIC
  BENEFIT COST:
  Service cost                               $      2,977    $        223    $         55
  Interest cost                                     2,562             632             126
  Expected return on plan assets                   (2,591)           (876)             --
  Recognized net actuarial loss (gain)                186              84              15
  Amortization of prior service cost                   81               6             (65)
                                             ------------    ------------    ------------

                                             $      3,215    $         69    $        131
                                             ============    ============    ============


                                                                 2000
                                             ---------------------------------------------
                                                   PENSION BENEFITS
                                             ----------------------------
                                                               NATIONAL         OTHER
                                               RETIREMENT      SERVICE      POSTRETIREMENT
                                              INCOME PLAN    RELATED PLAN      BENEFITS

(amounts in thousands)
COMPONENTS OF NET PERIODIC
  BENEFIT COST:
  Service cost                               $      1,641    $        211    $         45
  Interest cost                                     2,518             707             106
  Expected return on plan assets                   (3,153)         (1,094)             --
  Recognized net actuarial loss (gain)               (119)             90              --
  Amortization of prior service cost                   80               6             (65)
                                             ------------    ------------    ------------

                                             $        967    $        (80)   $         86
                                             ============    ============    ============


                                                                 1999
                                             ---------------------------------------------
                                                   PENSION BENEFITS
                                             ----------------------------
                                                               NATIONAL         OTHER
                                               RETIREMENT      SERVICE      POSTRETIREMENT
                                              INCOME PLAN    RELATED PLAN      BENEFITS

(amounts in thousands)
COMPONENTS OF NET PERIODIC
  BENEFIT COST:
  Service cost                               $      1,297    $        254    $        147
  Interest cost                                     2,461             576             346
  Expected return on plan assets                   (2,531)           (820)             --
  Recognized net actuarial loss (gain)                338              18              67
  Amortization of prior service cost                  104               5             (56)
                                             ------------    ------------    ------------

                                             $      1,669    $         33    $        504
                                             ============    ============    ============

     The medical plan for retirees provides a fixed dollar benefit for each year that the retiree is receiving benefits. All increases in medical costs are paid by the retiree; thus, there is no assumed health care cost trend.

     Multiemployer Plans - Americold Logistics contributes to defined benefit multiemployer plans that cover substantially all union employees. Amounts charged to pension cost and contributed to the plans in 2001, 2000, and 1999 were approximately $1,235,000, $1,252,000, and $1,211,000, respectively.

     Profit Sharing - AmeriCold Logistics has defined contribution employee benefit plans, which cover all eligible employees. The plans also allow contributions by plan participants in accordance with Section 401(k) of the Internal Revenue Code. Profit sharing expense for 2001 and 2000 and 1999 was approximately $5,403,000 and $3,084,000 and $4,060,000, respectively.

     Deferred Compensation - AmeriCold Logistics has deferred compensation and supplemental retirement plan agreements with certain of its executives. The agreements provide for certain benefits at retirement or disability, and also provide for survivor benefits in the event of death of the employee. AmeriCold Logistics charges expense for the accretion of the liability each year.

     The net (income) expense for all deferred compensation and supplemental retirement plans for 2001 and 2000 and 1999 was approximately ($12,000) and $123,000 and $164,000, respectively.

INDEPENDENT AUDITORS' REPORT




To the Partners
Vornado Crescent Logistics Operating Partnership and Subsidiary:

We have audited the accompanying consolidated balance sheets of Vornado Crescent Logistics Operating Partnership and Subsidiary (the "Partnership") as of December 31, 2000 and 1999, and the related consolidated statements of operations, partners' capital, and cash flows for the year ended December 31, 2000 and for the period from March 11, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the consolidated financial position of Vornado Crescent Logistics Operating Partnership and Subsidiary at December 31, 2000 and 1999, and their consolidated results of operations and cash flows for the year ended December 31, 2000 and for the period from March 11, 1999 (date of inception) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Atlanta, GA

February 27, 2001

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2000 AND 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

ASSETS                                                                     2000            1999

CURRENT ASSETS:
  Cash and cash equivalents                                            $      6,215    $      7,988
  Restricted cash                                                            14,736          16,887
  Trade accounts receivable, net of allowance for doubtful
     accounts of $3,502 and $2,036, respectively                             77,889          77,010
  Other current assets                                                        6,821           7,891
  Working capital to be collected on behalf of Real Estate Companies         (7,507)        (12,951)
                                                                       ------------    ------------

                                                                             98,154          96,825

PROPERTY, PLANT, AND EQUIPMENT:
  Land                                                                       18,533          18,442
  Buildings and improvements                                                  2,476           1,517
  Machinery and equipment                                                    44,131          33,127
                                                                       ------------    ------------

                                                                             65,140          53,086

  Less accumulated depreciation                                             (10,722)         (4,230)
                                                                       ------------    ------------

      Property, plant, and equipment, net                                    54,418          48,856

OTHER ASSETS                                                                  9,108           7,831
                                                                       ------------    ------------

                                                                       $    161,680    $    153,512
                                                                       ============    ============

                                                                     (Continued)

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2000 AND 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      2000            1999

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accounts payable                                                $     23,277    $     28,350
  Accrued expenses                                                      43,653          44,570
  Current portion of long-term debt                                        577              --
  Unearned revenue                                                       9,242           9,630
  Due to Real Estate Companies                                          27,074          29,232
                                                                  ------------    ------------

      Total current liabilities                                        103,823         111,782
                                                                  ------------    ------------

LONG-TERM DEBT                                                           6,360              --

DEFERRED RENT OBLIGATIONS TO REAL ESTATE
  COMPANIES                                                             24,411           5,400

STRAIGHT-LINE RENT LIABILITY                                             6,762           3,089

OTHER LIABILITIES                                                        4,111           3,762
                                                                  ------------    ------------

        Total liabilities                                              145,467         124,033

COMMITMENTS

PARTNERS' CAPITAL:
  Partners' capital                                                     48,723          38,723
  Accumulated deficit                                                  (27,680)         (9,244)
  Accumulated other comprehensive loss - minimum pension charge           (830)             --
                                                                  ------------    ------------

Less: capital contribution receivable                                   (4,000)             --
                                                                  ------------    ------------

        Total partners' capital                                         16,213          29,479
                                                                  ------------    ------------

                                                                  $    161,680    $    153,512
                                                                  ============    ============

                                                                     (Concluded)

See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD
FROM MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                          2000            1999

REVENUES                                              $    676,158    $    557,708

OPERATING EXPENSES:
  Cost of operations                                       478,809         399,615
  Rent expense on leases with Real Estate Companies        170,640         135,811
  General and administrative                                35,933          26,542
  Depreciation and amortization                              7,803           4,789
                                                      ------------    ------------

      Total operating expenses                             693,185         566,757
                                                      ------------    ------------

OPERATING LOSS                                             (17,027)         (9,049)

OTHER INCOME (EXPENSE):
  Interest expense                                          (2,136)           (534)
  Other income                                                 727             339
                                                      ------------    ------------

NET LOSS                                              $    (18,436)   $     (9,244)
                                                      ============    ============

See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD FROM
MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                 ACCUMULATED
                                                                                    OTHER
                                                                                 COMPREHENSIVE     CAPITAL
                                                   PARTNERS'     ACCUMULATED    LOSS - MINIMUM   CONTRIBUTION
                                                    CAPITAL        DEFICIT      PENSION CHARGE    RECEIVABLE        TOTAL
                                                  ------------   ------------   --------------   ------------    ------------

Capital contribution                              $     38,723   $         --    $         --    $         --    $     38,723

  Net loss                                                  --         (9,244)             --              --          (9,244)
                                                  ------------   ------------    ------------    ------------    ------------

BALANCE - December 31, 1999                             38,723         (9,244)             --              --          29,479

Capital contribution                                    10,000             --              --          (4,000)          6,000

COMPREHENSIVE LOSS:

  Net loss                                                  --        (18,436)             --              --         (18,436)

  Adjustment for minimum pension liability                  --             --            (830)             --            (830)
                                                  ------------   ------------    ------------    ------------    ------------
                                                                                                                      (19,266)
                                                                                                                 ------------
BALANCE - December 31, 2000                       $     48,723   $    (27,680)   $       (830)   $     (4,000)   $     16,213
                                                  ============   ============    ============    ============    ============


See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD FROM
MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                    2000            1999

OPERATING ACTIVITIES:
  Net loss                                                      $    (18,436)   $     (9,244)
  Adjustments to reconcile net loss
    to net cash provided by operating activities:
    Provision for bad debts                                            1,645           1,685
    Depreciation and amortization                                      7,803           4,789
    Straight lining of rent expense                                    3,673           3,089
    Gain on settlement and curtailment of benefit plan                    --          (1,363)
    Changes in assets and liabilities, net of acquisitions:
      Restricted cash                                                  2,151              --
      Trade accounts receivable                                       (2,524)            239
      Other assets                                                        (9)         (6,420)
      Accounts payable and accrued expenses                           (8,081)         (1,493)
      Due to Real Estate Companies                                    (2,158)         29,232
      Deferred rent obligations                                       19,011           5,400
      Other liabilities                                                  (69)            (11)
                                                                ------------    ------------

        Net cash provided by operating activities                      3,006          25,903

INVESTING ACTIVITIES:
  Purchase of non-real estate assets                                      --         (38,723)
  Additions to property, plant, and equipment                        (12,302)         (9,666)
                                                                ------------    ------------

        Net cash used in investing activities                        (12,302)        (48,389)

FINANCING ACTIVITIES:
  Proceeds from issuance of long-term debt                             7,014              --
  Repayment of long-term debt                                            (47)             --
  Repayment of due to Real Estate Companies                           (5,444)         (8,249)
  Capital contributions                                                6,000          38,723
                                                                ------------    ------------

        Net cash provided by financing activities                      7,253          30,474
                                                                ------------    ------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                               (1,773)          7,988

CASH AND CASH EQUIVALENTS:
  Beginning of period                                                  7,988              --
                                                                ------------    ------------

  End of period                                                 $      6,215    $      7,988
                                                                ============    ============


                                                                     (Continued)

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD FROM
MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                           2000       1999

SUPPLEMENTAL DISCLOSURES:
  Interest paid                                           $   753   $    331
                                                          =======   ========

SUPPLEMENTAL INFORMATION ABOUT NONCASH
  ACTIVITIES:
  Liabilities assumed in connection with acquisition of
    non-real estate assets                                          $ 13,198
                                                                    ========
  Initial working capital to be collected on behalf of
    Real Estate Companies                                           $ 21,200
                                                                    ========

                                                                     (Concluded)


See notes to consolidated financial statements.

VORNADO CRESCENT LOGISTICS OPERATING
PARTNERSHIP AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2000 AND 1999 AND FOR THE YEAR ENDED
DECEMBER 31, 2000 AND FOR THE PERIOD FROM
MARCH 11, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


2.   ORGANIZATION AND BUSINESS

     Vornado Crescent Logistics Operating Partnership (the "Partnership") was formed on March 11, 1999. The Partnership holds its assets and conducts its business through its wholly owned subsidiary AmeriCold Logistics, LLC (collectively "AmeriCold Logistics"). At December 31, 2000, AmeriCold Logistics, headquartered in Atlanta, Georgia, has 6,700 employees and operates 99 temperature controlled warehouse facilities nationwide with an aggregate of approximately 518 million cubic feet of refrigerated, frozen, and dry storage space. Of the 99 warehouses, AmeriCold Logistics leases 88 temperature controlled warehouses with an aggregate of approximately 439 million cubic feet from the Vornado REIT/Crescent REIT Partnership, and manages 11 additional warehouses containing approximately 79 million cubic feet of space. AmeriCold Logistics provides the frozen food industry with refrigerated warehousing and transportation management services. Refrigerated warehouses are comprised of production and distribution facilities. Production facilities typically serve one or a small number of customers, generally food processors, located nearby. These customers store large quantities of processed or partially processed products in the facility until they are shipped to the next stage of production or distribution. Distribution facilities primarily warehouse a wide variety of customers' finished products until future shipment to end-users. Each distribution facility generally services the surrounding regional market. AmeriCold Logistics' transportation management services include freight routing, dispatching, freight rate negotiation, backhaul coordination, freight bill auditing, network flow management, order consolidation, and distribution channel assessment. Additionally, AmeriCold Logistics mines limestone at two of its locations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation - The consolidated financial statements of the Partnership include the accounts of the Partnership and its subsidiary. The Partnership is owned 60% by Vornado Operating L.P. and 40% by COPI Cold Storage L.L.C. (an affiliate of Crescent Operating Inc.). The partnership agreement provides that net income and losses are allocated to each partner's account in relation to their ownership interests. Subject to certain provisions, the Partnership continues for a term through October 2027. Certain reclassifications to prior year amounts have been made to conform with the current year's presentation. Management has made estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents - Cash and cash equivalents consist of highly liquid investments purchased with original maturities of three months or less.

     Restricted Cash - Cash restricted for uses related to payment of rent ($7,229 at December 31, 2000 and 1999) and settlement of certain self-insured liabilities ($7,507 and $9,658 at December 31, 2000 and 1999, respectively) are classified as restricted cash.

     Property, Plant, and Equipment - Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the respective assets. Depreciation and amortization begin the month in which the asset is placed into service.

     Properties are reviewed for impairment if events or changes in circumstances indicate that the carrying amount of the property may not be recoverable. In such an event, a comparison is made of the current and projected operating cash flows of each such property into the foreseeable future on an undiscounted basis to the carrying amount of such property. Such carrying amount would be adjusted, if necessary, to estimated fair value to reflect an impairment in the value of the asset.

     Revenue Recognition - Revenues include storage, transportation and handling fees, and management fees for locations managed on behalf of third parties. Storage revenues are recognized as services are provided. Transportation fees and expenses are recognized upon tender of product to common carriers, which is not materially different than if such revenues and expenses were recognized upon delivery. Management fees are recognized when the Company is contractually entitled to such fees. Costs related to managed facilities are included in operating expenses. AmeriCold Logistics charges customers for both inbound and outbound handling in advance but defers the outbound handling revenue until the product has been shipped. Revenues from the sale of limestone are recognized upon delivery to customers.

     Income Taxes - AmeriCold Logistics has elected to be treated as a partnership for income tax purposes. Taxable income or loss of AmeriCold Logistics is reported in the income tax returns of the partners. Accordingly, no provision for income taxes is made in the financial statements of AmeriCold Logistics.

     Fair Value of Financial Instruments - All financial instruments of the Company are reflected in the accompanying consolidated balance sheets at historical cost which, in management's estimation, based upon an interpretation of available market information and valuation methodologies, reasonably approximates their fair values. Such fair values are not necessarily indicative of the amounts that would be realized upon disposition of the Company's financial instruments.

     Recently Issued Accounting Standards - In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS No. 133") which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company is required to adopt SFAS No. 133, as amended by SFAS No. 138, effective January 1, 2001. Because the Company does not currently utilize derivatives or engage in hedging activities, management does not anticipate that implementation of this statement will have a material effect on the Company's financial statements.

3.   ACQUISITION

     In March 1999, AmeriCold Logistics purchased all of the non-real estate assets of a group of companies owned by Vornado Realty Trust and subsidiaries of Crescent Real Estate Equities Company and Crescent Operating, Inc. (the "Real Estate Companies").

     The purchase price of the non-real estate assets was $48.7 million including the assumption of approximately $10 million of liabilities in connection with the closure of one of the warehouse facilities. In addition, the Company acquired capitalized leased assets and assumed $3.2 million of capitalized lease obligations as a result of the purchase.

     The purchase method of accounting was applied to this acquisition. Approximate fair values assigned to assets and liabilities acquired were as follows:

      (amounts in thousands)

Property, plant, and equipment                  $     43,421
Other assets                                           8,500
                                                ------------
                                                      51,921
Other liabilities                                    (13,198)
                                                ------------

                                                $     38,723
                                                ============

     Results of operations are presented from the date of acquisition in 1999.

4.   ACCRUED EXPENSES

     Detail of accrued expenses as of December 31, 2000 and 1999 is as follows:


(amounts in thousands)                                   2000           1999

Accrued payroll and related expense              $      9,854   $      8,855
Accrued employee retirement and other benefits          7,636          8,521
Accrued workers' compensation                           8,443          7,961
Other accrued expenses                                 17,720         19,233
                                                 ------------   ------------

                                                 $     43,653   $     44,570
                                                 ============   ============

5.   LONG-TERM DEBT

(amounts in thousands)
Promissory Notes, due March 2002                     $      5,000
Promissory Note, payable in equal monthly
  installments through January 2003                         1,937
                                                     ------------

                                                            6,937

  Less: current maturities                                   (577)
                                                     ------------

                                                     $      6,360
                                                     ============


     The promissory notes are due in March 2002. At the Company's option, these loans may be repaid at any time. Until the notes are paid, monthly interest-only payments are due at the annual rate of 12%. The notes are secured by certain property with a net book value of approximately $18,400,000.

     The promissory note payable in equal monthly installments may be repaid prior to its maturity, subject to certain prepayment penalties. This loan bears interest at the rate of 10.72% per annum. The note is secured by certain equipment with a net book value of approximately $1,967,000.

6.    TRANSACTIONS WITH REAL ESTATE COMPANIES AND OWNERS

      During 2000 and 1999, AmeriCold Logistics received a management fee of $255,000 and $201,000, respectively, from the Real Estate Companies for administrative services performed. During 2000 and 1999, AmeriCold Logistics paid a management fee of $487,000 to Vornado Realty L.P.

      At December 31, 2000 and 1999, $1,061,000 and $952,000, respectively, were receivable from the Partnership's owners for expenditures made on their behalf for a new business venture. Such amounts have been included in other assets.

7.    LEASE COMMITMENTS (SEE ALSO LEASE RESTRUCTURING DISCUSSION - NOTE 9)

      AmeriCold Logistics entered into leases with the Real Estate Companies covering the warehouses used in this business. The leases, as amended in 2000, which commenced in March 1999, generally have a 15-year term with two five-year renewal options and provide for the payment of fixed base rent and percentage rent based on revenues AmeriCold Logistics receives from its customers. Fixed base rent is approximately $137 million per annum through 2003, $139 million per annum from 2004 through 2008, and $141 million per annum from 2009 through 2014. Percentage rent for each lease is based on a specified percentage of revenues in excess of a specified base amount. The aggregate base revenue amount under five of the six leases is approximately $350 million, and the weighted-average percentage rate is approximately 36% for the initial five-year period, approximately 38% for the period from 2004 through 2008, and approximately 40% for the period from 2009 through February 28, 2014. The aggregate base revenue amount under the sixth lease is approximately $32,000,000 through 2001, and approximately $26,000,000 for the period from 2002 through February 28, 2014, and the percentage rate is 24% through 2001, 37.5% for the period from 2002 through 2006, 40% from 2007 through 2011, and 41% from 2012 through February 28, 2014.

      The fixed base rent for each of the two five-year renewal options is equal, generally, to the greater of the then fair market value rent or the fixed base rent for the immediately preceding lease year plus 5%.

      AmeriCold Logistics has the right to defer the payment of 15% of fixed base rent and all percentage rent for up to three years beginning in March 1999 to the extent that available cash, as defined in the leases, is insufficient to pay such rent. Pursuant to the agreement, AmeriCold Logistics exercised its deferral rights and deferred approximately $19.0 million and $5.4 million in 2000 and 1999, respectively, in fixed and percentage rent.

      AmeriCold Logistics is also required to pay for all costs arising from the operation, maintenance and repair of the properties, including all real estate taxes and assessments, utility charges, permit fees, and insurance premiums, as well as property capital expenditures in excess of $5,000,000 annually.

      AmeriCold Logistics also has operating lease agreements for equipment and other facilities. AmeriCold Logistics pays taxes, insurance, and maintenance costs on substantially all of the leased property. Lease terms generally range from 5 to 20 years with renewal or purchase options.

      At December 31, 2000, future minimum fixed lease payments under these leases with the Real Estate Companies and future minimum lease payments under operating leases other than leases with the Real Estate Companies were as follows:

      (amounts in thousands)

YEAR ENDED
DECEMBER 31,

                                  REAL ESTATE       OTHER
                                   COMPANIES       LESSORS         TOTAL
                                 ------------   ------------   ------------
2001                             $    137,201   $      8,068   $    145,269
2002                                  137,340          7,001        144,341
2003                                  137,327          5,175        142,502
2004                                  139,729          3,921        143,650
2005                                  138,920          3,538        142,458
Thereafter                          1,157,752          4,026      1,161,778
                                 ------------   ------------   ------------

                                 $  1,848,269   $     31,729   $  1,879,998
                                 ============   ============   ============

      Rent expense under all lease obligations for 2000 was $139,723,000 for fixed rent and $30,917,000 for percentage rent. Rent expense under all lease obligations for 1999 was $109,031,000 for fixed rent and $26,780,000 for percentage rent.

8.    EMPLOYEE BENEFIT PLANS

      Defined Benefit Pension Plans - AmeriCold Logistics has defined benefit pension plans that cover substantially all employees, other than union employees covered by union pension plans under collective bargaining agreements. Benefits under AmeriCold Logistics' plans are based on years of credited service and compensation during the years preceding retirement, or on years of credited service and established monthly benefit levels.

      Postretirement Benefits Other Than Pensions - During 1999, AmeriCold Logistics settled and curtailed postretirement healthcare and life insurance benefits for a substantial portion of its employees. As a result, AmeriCold Logistics recorded a gain of approximately $1,363,000.

      Actuarial information regarding the defined benefit pension plans and postretirement benefits other than pensions as of December 31, 2000 and 1999 is as follows:

                                                                            2000
                                                        --------------------------------------------
                                                              PENSION BENEFITS
                                                        ----------------------------
                                                                          NATIONAL         OTHER
                                                         RETIREMENT       SERVICE      POSTRETIREMENT
(amounts in  thousands)                                  INCOME PLAN    RELATED PLAN      BENEFITS

CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                 $     33,710    $      9,351    $      1,920
Service cost                                                   1,641             211              45
Interest cost                                                  2,518             707             106
Actuarial (gain) loss                                          2,826          (1,168)           (257)
Settlements                                                       --              --            (521)
Benefits paid                                                 (5,271)           (468)             (4)
                                                        ------------    ------------    ------------

Benefit obligation at end of year                       $     35,424    $      8,633    $      1,289
                                                        ============    ============    ============

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year          $     28,774    $      9,635    $         --
Actual return on plan assets                                   1,475             (38)             --
Employer contributions                                         1,240             248               4
Benefits paid                                                 (5,271)           (468)             (4)
                                                        ------------    ------------    ------------

Fair value of plan assets at end of year                $     26,218    $      9,377    $         --
                                                        ============    ============    ============

Funded status                                           $     (9,205)   $        743    $     (1,289)
Unrecognized actuarial (gain) loss                             2,805           1,283            (260)
Unrecognized prior service cost                                1,264             152            (582)
Minimum liability adjustment                                  (2,091)             --              --
                                                        ------------    ------------    ------------
(Accrued) prepaid benefit cost                          $     (7,227)   $      2,178    $     (2,131)
                                                        ============    ============    ============


Amounts recognized in the consolidated balance sheet
consist of:
  Accrued benefit liability                             $     (7,227)   $         --    $     (2,131)
  Prepaid asset                                                   --           2,178              --
  Intangible asset                                             1,261              --              --
  Accumulated other comprehensive loss                           830              --              --
                                                        ------------    ------------    ------------
Net amount recognized                                   $     (5,136)   $      2,178    $     (2,131)
                                                        ============    ============    ============

Weighted-average assumptions as of December 31, 2000:
Discount rate                                                   7.75%           7.75%           7.50%
Expected return                                                 9.50%           9.50%            N/A
Rate of compensation increase                                   4.00%            N/A             N/A

                                                                                      1999
                                                                   --------------------------------------------
                                                                        PENSION BENEFITS
                                                                   ---------------------------
                                                                                    NATIONAL         OTHER
                                                                    RETIREMENT      SERVICE      POSTRETIREMENT
(amounts in  thousands)                                            INCOME PLAN    RELATED PLAN      BENEFITS
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of period                            $ 33,052       $ 11,653       $  7,150
Service cost                                                            1,297            254            147
Interest cost                                                           2,461            576            346
Actuarial (gain) loss                                                  (3,903)           404           (320)
Curtailments                                                               --             --         (2,735)
Settlements                                                                --             --         (1,940)
Plan transfers                                                          2,930         (2,930)            --
Plan amendments                                                            --             --           (664)
Benefits paid                                                          (2,127)          (606)           (64)
                                                                     --------       --------       --------

Benefit obligation at end of period                                  $ 33,710       $  9,351       $  1,920
                                                                     ========       ========       ========

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of period                     $ 25,693       $ 10,058       $     --
Actual return on plan assets                                            3,364          1,060             --
Employer contributions                                                     --            967             64
Plan transfers                                                          1,844         (1,844)            --
Benefits paid                                                          (2,127)          (606)           (64)
                                                                     --------       --------       --------

Fair value of plan assets at end of period                           $ 28,774       $  9,635       $     --
                                                                     ========       ========       ========

Funded status                                                        $ (4,936)           285       $ (1,920)
Unrecognized actuarial (gain) loss                                     (1,809)         1,409             (2)
Unrecognized prior service cost                                         1,338            157           (648)
                                                                     --------       --------       --------
(Accrued) prepaid benefit cost                                       $ (5,407)      $  1,851       $ (2,570)
                                                                     ========       ========       ========


Amounts recognized in the consolidated balance sheet consist of:
  Accrued benefit liability                                          $ (5,407)      $     --       $ (2,570)
  Prepaid asset                                                            --          1,851             --
                                                                     --------       --------       --------
Net amount recognized                                                $ (5,407)      $  1,851       $ (2,570)
                                                                     ========       ========       ========

Weighted-average assumptions as of December 31, 1999:
Discount rate                                                            7.75%          7.75%          7.75%
Expected return                                                          9.50%          9.50%           N/A
Rate of compensation increase                                            4.00%           N/A            N/A

                                                             2000
                                          --------------------------------------------
                                                PENSION BENEFITS
                                          ---------------------------
                                                           NATIONAL         OTHER
                                           RETIREMENT      SERVICE      POSTRETIREMENT
                                          INCOME PLAN    RELATED PLAN      BENEFITS
(amounts in thousands)
COMPONENTS OF NET PERIODIC
  BENEFIT COST:
  Service cost                               $ 1,641        $   211        $    45
  Interest cost                                2,518            707            106
  Expected return on plan assets              (3,153)        (1,094)            --
  Recognized net actuarial loss (gain)          (119)            90             --
  Amortization of prior service cost              80              6            (65)
                                             -------        -------        -------

                                             $   967        $   (80)       $    86
                                             =======        =======        =======

                                                          1999
                                        --------------------------------------------
                                              PENSION BENEFITS
                                        ---------------------------
                                                         NATIONAL         OTHER
                                         RETIREMENT      SERVICE      POSTRETIREMENT
                                        INCOME PLAN    RELATED PLAN      BENEFITS
(amounts in thousands)
COMPONENTS OF NET PERIODIC
  BENEFIT COST:
  Service cost                             $ 1,297        $   254        $   147
  Interest cost                              2,461            576            346
  Expected return on plan assets            (2,531)          (820)            --
  Recognized net actuarial loss                338             18             67
  Amortization of prior service cost           104              5            (56)
                                           -------        -------        -------

                                           $ 1,669        $    33        $   504
                                           =======        =======        =======


      The medical plan for retirees provides a fixed dollar benefit for each year that the retiree is receiving benefits. All increases in medical costs are paid by the retiree, thus, there is no assumed health care cost trend.

      Profit Sharing - AmeriCold Logistics has defined contribution employee benefit plans which cover all eligible employees. The plans also allow contributions by plan participants in accordance with Section 401(k) of the Internal Revenue Code. Profit sharing expense for 2000 and 1999 was approximately $3,084,000 and $4,060,000, respectively.

      Deferred Compensation - AmeriCold Logistics has deferred compensation and supplemental retirement plan agreements with certain of its executives. The agreements provide for certain benefits at retirement or disability, and also provide for survivor benefits in the event of death of the employee. AmeriCold Logistics charges expense for the accretion of the liability each year.

      The net expense for all deferred compensation and supplemental retirement plans for 2000 and 1999 was approximately $123,000 and $164,000, respectively.

9.    SUBSEQUENT EVENT

      On February 22, 2001 the leases with the Real Estate Companies were restructured to, among other things, (i) reduce 2001's contractual rent to $146,000,000 ($14,500,000 less than 2000's contractual rent), (ii) reduce
      2002's contractual rent to $150,000,000 (plus contingent rent in certain circumstances), (iii) increase the Real Estate Companies' share of annual maintenance capital expenditures by $4,500,000 to $9,500,000 effective January 1, 2000, and (iv) extend the deferred rent period to December 31, 2003 from March 11, 2002.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Executive Committee of
The Woodlands Operating Company, L.P.:


We have audited the accompanying consolidated balance sheets of The Woodlands Operating Company, L.P. (a Texas limited partnership) and subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of earnings, changes in partners' equity and cash flows for each of the three years ended December 31, 2000. These financial statements are the responsibility of The Woodlands Operating Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Woodlands Operating Company, L.P. and subsidiary as of December 31, 2000 and 1999 and the consolidated results of their operations and cash flows for each of the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Houston, Texas
January 15, 2001

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

              THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

                                                                2000            1999
                                                              --------        --------
ASSETS
Cash and cash equivalents .............................       $  3,817        $  1,677
Trade receivables, net of allowance for doubtful
      accounts of $295 and $302 .......................          6,071           6,839
Inventory .............................................          1,217           1,046
Prepaid and other current assets ......................            432             264
Property and equipment, at cost less accumulated
    depreciation of $1,172 and $673 ...................          2,430           2,109
Other assets ..........................................            738           1,200
                                                              --------        --------
                                                              $ 14,705        $ 13,135
                                                              ========        ========

LIABILITIES AND EQUITY
Liabilities
    Accounts payable ..................................       $ 10,857        $  8,113
    Accrued liabilities ...............................          2,636           2,273
    Deferred revenue ..................................          7,045           5,300
    Other liabilities .................................            336             468
                                                              --------        --------
                                                                20,874          16,154

Commitments and contingencies (Note 2)

Partners' deficit (Note 3) ............................         (6,169)         (3,019)
                                                              --------        --------
                                                              $ 14,705        $ 13,135
                                                              ========        ========

              THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY
                       CONSOLIDATED STATEMENTS OF EARNINGS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                                                2000            1999            1998
                                                              --------        --------        --------
REVENUES
    Conference Center and Country Club operations .....       $ 53,355        $ 47,945        $ 47,609
    Management fees and other .........................         29,394          26,690          27,151
                                                              --------        --------        --------
                                                                82,749          74,635          74,760
                                                              --------        --------        --------

OPERATING EXPENSES
    Conference Center and Country Club operations .....         52,166          47,325          46,162
    Operating, general and administrative .............         26,712          24,531          25,246
DEPRECIATION AND AMORTIZATION .........................          1,035             863             751
                                                              --------        --------        --------
                                                                79,913          72,719          72,159
                                                              --------        --------        --------

OPERATING EARNINGS ....................................          2,836           1,916           2,601

OTHER INCOME ..........................................            (14)            (28)            (37)
                                                              --------        --------        --------

NET EARNINGS ..........................................       $  2,850        $  1,944        $  2,638
                                                              ========        ========        ========

              THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT)
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                           WOCOI         MS/TWC
                                         Investment       Joint         MS/TWC,
                                          Company        Venture          Inc.          Total
                                         ----------      -------        -------        -------
Balance, December 31, 1997 ........       $   594        $   790        $    15        $ 1,399
Distributions .....................        (2,550)        (3,390)           (60)        (6,000)
Earnings ..........................         1,121          1,491             26          2,638
                                          -------        -------        -------        -------
Balance, December 31, 1998 ........          (835)        (1,109)           (19)        (1,963)
Distributions .....................        (1,275)        (1,695)           (30)        (3,000)
Earnings ..........................           826          1,098             20          1,944
                                          -------        -------        -------        -------
Balance, December 31, 1999 ........        (1,284)        (1,706)           (29)        (3,019)
Distributions .....................        (3,266)        (2,679)           (55)        (6,000)
Earnings ..........................         1,927            900             23          2,850
                                          -------        -------        -------        -------
Balance, December 31, 2000 ........       $(2,623)       $(3,485)       $   (61)       $(6,169)
                                          =======        =======        =======        =======

              THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                                                     2000           1999           1998
                                                                   -------        -------        -------
OPERATING ACTIVITIES
Net earnings ...............................................       $ 2,850        $ 1,944        $ 2,638
Adjustments to reconcile net earnings  to
    cash provided by (used for) operating activities
      Depreciation and amortization ........................         1,035            863            751
      Deferred Country Club initiation fees, net ...........         1,745          2,468          2,062
      Other ................................................          (671)          (329)          (113)
                                                                   -------        -------        -------
                                                                     4,959          4,946          5,338
      Changes in operating assets and liabilities
        Trade receivables, inventory and prepaid assets ....           429         (2,167)           656
        Other assets .......................................           462            522         (1,687)
        Accounts payable ...................................         2,744         (3,826)         6,388
        Accrued liabilities ................................           363            458         (2,360)
                                                                   -------        -------        -------
Cash provided by (used for) operating activities ...........         8,957            (67)         8,335
                                                                   -------        -------        -------

INVESTING ACTIVITIES
Capital expenditures .......................................          (817)        (1,106)          (519)
                                                                   -------        -------        -------

FINANCING ACTIVITIES
Distributions to partners ..................................        (6,000)        (3,000)        (6,000)
                                                                   -------        -------        -------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ...........         2,140         (4,173)         1,816
CASH AND CASH EQUIVALENTS, beginning of year ...............         1,677          5,850          4,034
                                                                   -------        -------        -------

CASH AND CASH EQUIVALENTS, end of year .....................       $ 3,817        $ 1,677        $ 5,850
                                                                   =======        =======        =======

              THE WOODLANDS OPERATING COMPANY, L.P. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         CONTROL. The Woodlands Operating Company, L.P. ("Woodlands Operating"), The Woodlands Land Development Company, L.P. ("Woodlands Development") and The Woodlands Commercial Properties Company, L.P. ("Woodlands Commercial") are owned by entities controlled by Crescent Real Estate Equities Limited Partnership or Crescent Operating, Inc. (together "Crescent") and Morgan Stanley Real Estate Fund II, L.P. ("Morgan Stanley"). Woodlands Development and Woodlands Commercial are successors to The Woodlands Corporation. Prior to July 31, 1997, The Woodlands Corporation was a wholly owned subsidiary of Mitchell Energy & Development Corp. On July 31, 1997 The Woodlands Corporation was acquired by Crescent and Morgan Stanley and merged into Woodlands Commercial, a Texas limited partnership. Woodlands Commercial was then divided into two partnerships: Woodlands Commercial and Woodlands Development. WECCR General Partnership ("WECCR GP") is a wholly owned subsidiary of Woodlands Operating. Woodlands Operating manages assets owned by Woodlands Commercial and Woodlands Development.

         PRINCIPLES OF CONSOLIDATION. The consolidated financial statements include the accounts of Woodlands Operating and WECCR GP. All significant intercompany transactions and accounts are eliminated in consolidation.

         BUSINESS. Woodlands Operating's activities are concentrated in The Woodlands, a planned community located north of Houston, Texas. Consequently, these operations and the associated credit risks may be affected, either positively or negatively, by changes in economic conditions in this geographical area. Woodlands Operating provides services to Woodlands Development and Woodlands Commercial under management and advisory services agreements. These agreements are automatically renewed annually. Woodlands Development and Woodlands Commercial pay Woodlands Operating an advisory fee equal to 3% above cost. In addition, they reimburse Woodlands Operating for all cost and expenses incurred on their behalf. For the years ended December 31, 2000, 1999 and 1998, Woodlands Operating recorded revenues of $12,606,000, $10,597,000 and $11,050,000 for services provided to Woodlands Development and $6,398,000, $7,480,000 and $7,343,000 for services provided to Woodlands Commercial.

         WECCR GP leases The Woodlands Conference Center, Resort and Country Club ("the Facilities") from Woodlands Commercial. This agreement has an eight-year term ending July 31, 2005. WECCR GP operates the Facilities and pays Woodlands Commercial a base rent of $750,000 per month and a quarterly percentage rent based on the gross receipts of the Facilities. For the years ended December 31, 2000, 1999 and 1998, rent under the lease agreement totaled $14,349,000, $13,011,000 and $12,799,000.

         DEPRECIATION. Depreciation of property and equipment is provided on the straight-line method over the estimated useful lives of the assets, which range from three to ten years.

         INVENTORY. Inventory is carried at replacement cost and consists of golf-related clothing and equipment sold at golf course pro shops in The Woodlands.

         INCOME TAXES. No provision for Federal income taxes is included in the accompanying financial statements since Woodlands Operating is not a tax-paying entity and all income and expenses are reported by the partners for tax reporting purposes.

         The tax returns, the qualification of Woodlands Operating for tax purposes and the amount of distributable partnership income or loss are subject to examination by Federal taxing authorities. If such examinations result in changes with respect to partnership qualification or in changes to distributable partnership income or loss, the tax liability of the partners could be changed accordingly.

         STATEMENTS OF CASH FLOWS. Short-term investments with maturities of three months or less are considered to be cash equivalents. There were no significant non-cash investing or financing activities for the years ended December 31, 2000, 1999 and 1998.

         REVENUE RECOGNITION. Country club initiation fees are deferred and recognized over the estimated life of membership, which is approximately nine years.

         USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         RECENT ACCOUNTING PRONOUNCEMENTS. Staff Accounting Bulletin No. 101 ("SAB 101") provides interpretive guidance on the proper revenue recognition, presentation and disclosure in financial statements. Woodlands Operating has reviewed its revenue recognition policies and determined that it is in compliance with generally accepted accounting principles and the related interpretive guidance set forth in SAB 101.

(2) COMMITMENTS AND CONTINGENCIES

         LEGAL ACTIONS. Woodlands Operating is a party to claims and legal actions arising in the ordinary course of business and to recurring examinations by the Internal Revenue Service and other regulatory agencies. Management believes, after consultation with outside counsel, that adequate financial statement accruals have been provided for all known litigation contingencies where losses are deemed probable. Woodlands Operating believes it is not probable that the ultimate resolution of this litigation will have a material adverse effect on its financial position and results of operations.

         LEASES. Woodlands Operating has various facility and equipment lease agreements including the Facility lease described in Note 1. Rental expenses for operating leases for the years ended December 31, 2000, 1999 and 1998 total $15,419,000, $14,364,000 and $13,898,000. Lease terms extend to 2009 and have an average remaining term of seven years. Minimum rentals for the five years subsequent to December 31, 2000 total approximately $10,032,000; $9,950,000; $9,571,000; $9,442,000, $5,712,000 and $1,739,000 thereafter.

         INCENTIVE PLAN. Woodlands Operating instituted an incentive compensation plan for certain employees effective January 1, 1998. The plan is unfunded and while certain payments are made currently, a portion of the payment is deferred and paid only upon the occurrence of certain future events. Woodlands Development and Woodlands Commercial will reimburse any incentive plan payments made in the future.

(3) PARTNERS' DEFICIT

         Crescent's ownership interest in Woodlands Operating is WOCOI Investment Company, which holds a 42.5% general partner interest. Morgan Stanley's ownership interests are MS/TWC Joint Venture, which holds a 56.5% limited partner interest, and MS TWC, Inc., which holds a 1% general partner interest.

         The partnership agreement provides, among other things, the following:

                (i) Woodlands Operating is governed by an Executive Committee composed of equal representation from its respective general partners.

                (ii) Net income and losses from operations are currently allocated so that partners' capital accounts stand in the ratio of the percentage interest listed above.

                (iii) Distributions are made to partners based on specified payout percentages and include cumulative preferred returns to Morgan Stanley's affiliates. The payout percentage to Morgan Stanley's affiliates is 57.5% until the affiliates receive distributions equal to their capital contributions and a 12% cumulative preferred return compounded quarterly. Then, the payout percentage to Morgan Stanley's affiliates is 50.5% until the affiliates receive distributions equal to their capital contributions and an 18% cumulative preferred return compounded quarterly. Thereafter, the payout percentage to Morgan Stanley's affiliates is 47.5%.

                (iv) Woodlands Operating will continue to exist until December 31, 2040 unless terminated earlier due to specified events.

                (v) No additional partners may be admitted to Woodlands Operating unless specific conditions in the partnership agreements are met. Partnership interests may be transferred to affiliates of Crescent or Morgan Stanley. Crescent has the right of first refusal to buy the partnership interests of the Morgan Stanley affiliates at the same terms and conditions offered to a third party purchaser, or sell its affiliates' interests to the same third party purchaser.

                (vi) Crescent and Morgan Stanley have the right to offer to purchase the other partner's affiliates' partnership interests in the event of failure to make specified capital contributions or a specified default by the other. Specified defaults include bankruptcy, breach of partnership covenants, transfer of partnership interests except as permitted by the partnership agreements, and fraud or gross negligence.

(4) EMPLOYEE SAVINGS PLAN

     Woodlands Operating has a 401(k) defined contribution plan that is available to all full-time employees who meet specified service requirements. The plan is administered by a third party. Contributions to the plan are based on a match of employee contributions up to a specified limit. For the years ended December 31, 2000, 1999 and 1998 Woodlands Operating contributions totaled $634,000, $547,000 and $582,000.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Executive Committee of
The Woodlands Land Development Company, L.P.:


We have audited the accompanying consolidated balance sheets of The Woodlands Land Development Company, L.P. (a Texas limited partnership) and subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of earnings, changes in partners' equity and cash flows for each of the three years ended December 31, 2000. These financial statements are the responsibility of The Woodlands Land Development Company, L.P.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Woodlands Land Development Company, L.P. and subsidiary as of December 31, 2000 and 1999 and the consolidated results of their operations and cash flows for each of the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Houston, Texas
January 15, 2001

THIS REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS IS A COPY OF THE REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP. THE REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

           THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

                                                              2000           1999
                                                            --------       --------
ASSETS
Cash and cash equivalents ...........................       $ 10,739       $    486
Trade receivables ...................................            989            465
Inventory ...........................................             56             36
Prepaid and other current assets ....................          2,072            727
Notes and contracts receivable (Notes 2 and 10) .....         30,471         35,787
Real estate (Notes 3 and 4) .........................        395,940        375,663
Other assets ........................................          4,342          4,391
                                                            --------       --------
                                                            $444,609       $417,555
                                                            ========       ========

LIABILITIES AND EQUITY
Liabilities
    Accounts payable ................................       $ 27,935       $ 19,264
    Accrued liabilities .............................          3,598          3,148
    Credit facility (Notes 5 and 10) ................        217,000        237,000
    Other debt (Notes 5 and 10) .....................         38,356          3,285
    Deferred revenue ................................          6,272          1,603
    Other liabilities ...............................          7,128          8,250
    Note payable to affiliated company (Note 8) .....         15,880         23,303
    Notes payable to partners (Notes 6 and 10) ......         25,000         25,000
                                                            --------       --------
                                                             341,169        320,853

Commitments and contingencies (Notes 4 and 7)

Partners' equity (Note 9) ...........................        103,440         96,702
                                                            --------       --------
                                                            $444,609       $417,555
                                                            ========       ========

           THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY
                       CONSOLIDATED STATEMENTS OF EARNINGS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)


                                                                2000             1999             1998
                                                              ---------        ---------        ---------
REVENUES
Residential lot sales .................................       $ 127,435        $  92,904        $  77,824
Commercial land sales .................................          39,486           24,820           43,778
Other (Notes 3 and 4) .................................           9,963           13,135           10,349
                                                              ---------        ---------        ---------
                                                                176,884          130,859          131,951
                                                              ---------        ---------        ---------
COSTS AND EXPENSES
Residential lot cost of sales .........................          64,269           51,352           45,203
Commercial land cost of sales .........................          15,411           10,024           17,533
Operating expenses (Note 8) ...........................          25,249           18,705           19,471
Depreciation and amortization .........................           1,267              753              464
                                                              ---------        ---------        ---------
                                                                106,196           80,834           82,671
                                                              ---------        ---------        ---------

OPERATING EARNINGS ....................................          70,688           50,025           49,280
                                                              ---------        ---------        ---------

OTHER (INCOME) EXPENSE
Interest expense (Notes 5, 6 and 8) ...................          29,424           23,833           24,000
Interest capitalized ..................................         (26,438)         (21,659)         (22,106)
Amortization of debt costs ............................           1,083            1,211            1,243
Other .................................................             149              226              329
                                                              ---------        ---------        ---------
                                                                  4,218            3,611            3,466
                                                              ---------        ---------        ---------

EARNINGS BEFORE EXTRAORDINARY CHARGE AND CUMULATIVE
    EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE ........          66,470           46,414           45,814

EXTRAORDINARY CHARGE (Note 5) .........................              --              883               --

CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
    PRINCIPLE (Note 11) ...............................              --               --              639
                                                              ---------        ---------        ---------

NET EARNINGS ..........................................       $  66,470        $  45,531        $  45,175
                                                              =========        =========        =========

           THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                            The
                                          Woodlands         MS/TWC
                                            Land             Joint           MS/TWC,
                                        Company, Inc.       Venture            Inc.            Total
                                        -------------      ---------        ---------        ---------
Balance, December 31, 1997 ........       $  31,405        $  41,748        $     739        $  73,892
Contributions .....................           2,575            3,423               60            6,058
Distributions .....................         (15,299)         (20,338)            (360)         (35,997)
Net earnings ......................          19,199           25,524              452           45,175
                                          ---------        ---------        ---------        ---------
Balance, December 31, 1998 ........          37,880           50,357              891           89,128
Contributions .....................           2,550            3,390               60            6,000
Distributions .....................         (18,682)         (24,836)            (439)         (43,957)
Net earnings ......................          19,351           25,725              455           45,531
                                          ---------        ---------        ---------        ---------
Balance, December 31, 1999 ........          41,099           54,636              967           96,702
Contributions .....................           2,550            3,390               60            6,000
Distributions .....................         (27,947)         (37,129)            (656)         (65,732)
Net earnings ......................          28,260           37,547              663           66,470
                                          ---------        ---------        ---------        ---------
Balance, December 31, 2000 ........       $  43,962        $  58,444        $   1,034        $ 103,440
                                          =========        =========        =========        =========

           THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (DOLLARS IN THOUSANDS)

                                                                           2000             1999             1998
                                                                        ---------        ---------        ---------
OPERATING ACTIVITIES
Net earnings ....................................................       $  66,470        $  45,531        $  45,175
Adjustments to reconcile net earnings to
    cash provided by operating activities
      Cost of land sold .........................................          79,680           61,376           62,736
      Depreciation and amortization .............................           1,267              753              464
      Gain on sale of property ..................................              --           (4,239)            (699)
      Partnership distributions greater (less) than earnings ....             184              365              (61)
      (Increase) decrease in notes and contracts receivable
                                                                            5,316           (5,747)          (9,108)
      Other .....................................................           5,301            4,750           (4,697)
                                                                        ---------        ---------        ---------
                                                                          158,218          102,789           93,810
      Land development capital expenditures .....................         (58,060)         (71,969)         (50,035)
      Changes in operating assets and liabilities
        Trade receivables, inventory and prepaid assets .........          (1,889)          (1,075)               1
        Other assets ............................................              49           (2,383)           1,855
        Accounts payable and accrued liabilities ................           9,610            7,153           (1,118)
                                                                        ---------        ---------        ---------
Cash provided by operating activities ...........................         107,928           34,515           44,513
                                                                        ---------        ---------        ---------

INVESTING ACTIVITIES
Capital expenditures ............................................         (45,591)              --               --
Acquisition of commercial property ..............................              --               --          (10,100)
Proceeds from sale of property ..................................              --            5,398            4,819
                                                                        ---------        ---------        ---------
Cash provided by (used for) investing activities ................         (45,591)           5,398           (5,281)
                                                                        ---------        ---------        ---------

FINANCING ACTIVITIES
Contributions from partners .....................................           6,000            6,000            6,058
Distributions to partners .......................................         (65,732)         (43,957)         (35,997)
Debt borrowings .................................................           3,513          252,438            3,263
Debt repayments .................................................         (20,169)        (251,308)         (30,250)
Repayment of affiliated company note ............................          (7,423)          (2,697)              --
Subsidiary debt financing .......................................          31,727               --               --
                                                                        ---------        ---------        ---------
Cash used for financing activities ..............................         (52,084)         (39,524)         (56,926)
                                                                        ---------        ---------        ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ................          10,253              389          (17,694)
CASH AND CASH EQUIVALENTS, beginning of year ....................             486               97           17,791
                                                                        ---------        ---------        ---------

CASH AND CASH EQUIVALENTS, end of year ..........................       $  10,739        $     486        $      97
                                                                        =========        =========        =========

           THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         CONTROL. The Woodlands Land Development Company, L.P. ("Woodlands Development"), The Woodlands Commercial Properties Company, L.P. ("Woodlands Commercial"), WECCR General Partnership ("WECCR GP"), and The Woodlands Operating Company, L.P. ("Woodlands Operating") are owned by entities controlled by Crescent Real Estate Equities Limited Partnership or Crescent Operating, Inc. (together "Crescent") and Morgan Stanley Real Estate Fund II, L.P. ("Morgan Stanley"). Woodlands Development and Woodlands Commercial are successors to The Woodlands Corporation. Prior to July 31, 1997, The Woodlands Corporation was a wholly owned subsidiary of Mitchell Energy & Development Corp. On July 31, 1997 The Woodlands Corporation was acquired by Crescent and Morgan Stanley and merged into Woodlands Commercial, a Texas limited partnership. Woodlands Commercial was then divided into two partnerships: Woodlands Commercial and Woodlands Development. Woodlands Operating manages assets owned by Woodlands Development as described in Note 8. In July 2000, Woodlands Development and Woodlands Commercial established Woodlands VTO 2000 Land, LP ("VTO Land"), a subsidiary of Woodlands Development, and Woodlands VTO 2000 Commercial, LP ("VTO Commercial"), a subsidiary of Woodlands Commercial. These subsidiaries purchased certain commercial properties owned by Woodlands Development and Woodlands Commercial.

         PRINCIPLES OF CONSOLIDATION. The consolidated financial statements include the accounts of Woodlands Development and its subsidiary. All significant intercompany transactions and accounts are eliminated in consolidation.

         BUSINESS. Woodlands Development's real estate activities are concentrated in The Woodlands, a planned community located north of Houston, Texas. Consequently, these operations and the associated credit risks may be affected, either positively or negatively, by changes in economic conditions in this geographical area. Activities associated with The Woodlands include residential and commercial land sales and the construction of commercial buildings.

         REAL ESTATE. Costs associated with the acquisition and development of real estate, including holding costs consisting principally of interest and ad valorem taxes, are capitalized as incurred. Capitalization of such holding costs is limited to properties for which active development continues. Capitalization ceases upon completion of a property or cessation of development activities. Where practicable, capitalized costs are specifically assigned to individual assets; otherwise, costs are allocated based on estimated values of the affected assets.

         LAND SALES. Earnings from sales of real estate are recognized when a third-party buyer has made an adequate cash down payment and has attained the attributes of ownership. Notes received in connection with land sales are discounted when the stated purchase prices are significantly different from those that would have resulted from similar cash transactions. The cost of land sold is generally determined as a specific percentage of the sales revenues recognized for each land development project. These percentages are based on total estimated development costs and sales revenues for each project.

         DEPRECIATION. Depreciation of operating assets is provided on the straight-line method over the estimated useful lives of the assets, which range from three to fifty years.

         INCOME TAXES. No provision for Federal income taxes is included in the accompanying financial statements since the Woodlands Development is not a tax-paying entity and all income and expenses are reported by the partners for tax reporting purposes.

         The tax returns, the qualification of Woodlands Development for tax purposes and the amount of distributable partnership income or loss are subject to examination by Federal taxing authorities. If such examinations result in changes with respect to partnership qualification or in changes to distributable partnership income or loss, the tax liability of the partners could be changed accordingly.

         STATEMENTS OF CASH FLOWS. Short-term investments with original maturities of three months or less are considered to be cash equivalents. The reported amounts for proceeds from issuance of debt and debt repayments exclude the impact of borrowings with initial terms of three months or less. For the years ended December 31, 2000, 1999 and 1998, Woodlands Development paid interest totaling $30,018,000, $22,541,000 and $25,361,000 related to debt described in Notes 5, 6 and 8.

         USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         RECENT ACCOUNTING PRONOUNCEMENTS. On January 1, 2001, Woodlands Development adopted SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" as amended by SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133". These standards establish accounting and reporting standards for derivative instruments and hedging activities. In particular, they require a company to record derivative instruments on the balance sheet at fair value and recognize changes in fair value currently in earnings unless specific hedge accounting criteria are satisfied. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the income statement, and requires that a company must formally document and assess the effectiveness of transactions that receive hedge accounting. The adoption of these standards will result in a reduction of its derivative instruments by $206,000. See Note 5 for additional information regarding the Woodlands Development's derivative instruments and hedging activities.

         Staff Accounting Bulletin No. 101 ("SAB 101") provides interpretive guidance on the proper revenue recognition, presentation and disclosure in financial statements. Woodlands Development has reviewed its revenue recognition policies and determined that it is in compliance with generally accepted accounting principles and the related interpretive guidance set forth in SAB 101.

(2) NOTES AND CONTRACTS RECEIVABLE

         Notes receivable are carried at cost, net of discounts. At December 31, 2000 and 1999, Woodlands Development held utility district receivables totaling $30,471,000 and $33,559,000. Utility district receivables, the collection of which is dependent on the ability of utility districts in The Woodlands to sell bonds, have a market interest rate of approximately 5.5% at December 31, 2000.

         In December 2000, Woodlands Development sold its remaining notes receivable to a financial institution for $5,560,000. During 2000, Woodlands Development sold $27,200,000 of its utility district receivables to a financial institution under a factoring agreement. There was no gain or loss recognized.

(3) REAL ESTATE

         The following is a summary of real estate at December 31, 2000 and 1999 (in thousands):

                                             2000             1999
                                          ---------        ---------
Land ..............................       $ 320,110        $ 344,140
Commercial properties .............          68,811           27,285
Equity investments (Note 4) .......           8,406            1,682
Other assets ......................             453            3,579
                                          ---------        ---------
                                            397,780          376,686
Accumulated depreciation ..........          (1,840)          (1,023)
                                          ---------        ---------
                                          $ 395,940        $ 375,663
                                          =========        =========

         LAND. The principal land development is The Woodlands, a mixed-use, master-planned community located north of Houston, Texas. Residential land is divided into seven villages in various stages of development. Each village has or is planned to contain a variety of housing, neighborhood retail centers, schools, parks and other amenities. Woodlands Development controls the development of the residential communities and produces finished lots for sale to qualified builders. Housing is constructed in a wide choice of pricing and product styles.

         Commercial land is divided into distinct centers that serve or are planned to serve as locations for office buildings, retail and entertainment facilities, industrial and warehouse facilities, research and technology facilities, and college and training facilities. Woodlands Development produces finished sites for third parties or its own building development activities.

COMMERCIAL PROPERTIES. Commercial properties owned by Woodlands Development are leased to third-party tenants. At December 31, 2000, the net book value of assets under operating leases totaled $55,304,000. Other commercial properties are under development at December 31, 2000. Lease terms range from five to nine years with an average term of six years. Leases are accounted for under the operating method. Minimum future lease revenues from operating leases exclude contingent rentals that may be received. Tenant rents include rent for noncancelable operating leases. For the years ending December 31, 2000, 1999 and 1998, tenant rents totaled $2,589,000, $1,938,000 and $1,470,000 and are included in other revenues. Contingent rents include pass-throughs of incremental operating costs. For the years ending December 31, 2000, 1999 and 1998, contingent rents totaled $63,000, $144,000 and $155,000. Minimum future lease revenues for the five years subsequent to December 31, 2000 are $5,785,000; $5,805,000; $5,934,000; $6,083,000; and $6,113,000.

(4) EQUITY INVESTMENTS

         During 2000, Woodlands Development's principal partnership and corporation interests included the following:


                                                                        Ownership           Nature of Operations
                                                                        ---------           --------------------
Sterling Ridge Retail 2000 (completed December 2000)..............         50%       Retail property in The Woodlands
Stewart Title of Montgomery County, Inc. .........................         50%       Title company

         Woodlands Development's net investment in these entities is included in the real estate caption on the balance sheets and its share of these entities' pretax earnings is included in other revenues on the statements of earnings. A summary of the net investment as of December 31, 2000 and the share of pre-tax earnings for the year then ended follows (in thousands):

                                                                  Equity in Pre-Tax
                                                  Net Investment       Earnings
                                                  --------------  -----------------
Sterling Ridge Retail 2000 ....................       $6,953            $   --
Stewart Title of Montgomery County, Inc. ......        1,368               555
Other .........................................           85              (130)
                                                      ------            ------
                                                      $8,406            $  425
                                                      ======            ======

         In September 1999, Woodlands Development completed a sale of its 49% interest in Mitchell Mortgage Company, LLC for $5,398,000 and recognized as other revenue a $4,239,000 gain on the sale.

         Summarized financial statement information for partnerships and a corporation in which Woodlands Development has an ownership interest at December 31, 2000 and for the year then ended follows (in thousands):

Assets ..........................................................       $19,308
Debt payable to third parties
   Woodlands Development's proportionate share (nonrecourse) ....         1,837
   Other parties' proportionate share ...........................         1,836
Accounts payable and deferred credits ...........................         1,275
Owners' equity ..................................................        14,360

Revenues ........................................................       $ 4,938
Operating earnings ..............................................         1,912
Pre-tax earnings ................................................         1,597
Woodlands Development's proportionate share
      of pre-tax earnings .......................................           425

(5) DEBT

         A summary of Woodlands Development's outstanding debt at December 31, 2000 and 1999 follows (in thousands):

                                                 2000           1999
                                               --------       --------
Bank credit agreement ..................       $217,000       $237,000
Subsidiary's credit agreement ..........         31,727             --
Mortgages payable, at an average
interest rate of 8.4% ..................          6,629          3,285
                                               --------       --------
                                               $255,356       $240,285
                                               ========       ========

         BANK CREDIT AGREEMENT. In November 1999, Woodlands Development and Woodlands Commercial replaced their existing bank credit agreement and construction loan agreement with a new facility, consisting of a $300,000,000 term loan and a $100,000,000 revolving loan. The transaction resulted in an extraordinary charge of $883,000 for Woodlands Development. The charge consisted of the write-off of previously deferred financing costs. The new bank credit agreement has a three-year term expiring in November 2002 with two one-year extension options. The interest rate, based on the London Interbank Offered Rate plus a margin, is approximately 9.8% at December 31, 2000. Interest is paid monthly. Commitment fees, based on .25% of the unused commitment, total $18,000, $9,000 and $52,000 for the years ended December 31, 2000, 1999 and 1998. The credit agreement contains certain restrictions which, among other things, require the maintenance of specified financial ratios, restrict indebtedness and sale, lease or transfer of certain assets, and limit the right of Woodlands Development to merge with other companies and make distributions to its partners. At December 31, 2000, Woodlands Development was in compliance with its debt covenants. Certain assets of Woodlands Development, including cash, receivables, commercial properties and equity investments in joint ventures and partnerships, secure the credit agreement. Mandatory debt maturities are $18,000,000 in 2001 and $199,000,000 in 2002. Payments may be made by Woodlands Development or Woodlands Commercial or both at their option. Beginning in 2001, additional principal payments are required based on distributions to Crescent and Morgan Stanley. Additional prepayments can also be made at the discretion of Woodlands Development. Prepayments on the term loan are subject to a prepayment penalty of up to 2%.

         Woodlands Development and Woodlands Commercial entered into an interest rate cap agreement with a commercial bank to reduce the impact of increases in interest rates on their bank credit agreement. The interest cap agreement effectively limits their interest rate exposure on a notional amount to a maximum LIBOR rate of 9%. The notional amount is $134,000,000 at December 31, 2000 and will reduce to $121,000,000 in December 2001. The interest cap agreement matures at the same time as the bank credit agreement. Woodlands Development is exposed to credit loss in the event of nonperformance by the other party with respect to the interest cap agreement. However, management does not anticipate nonperformance by the other party.

         SUBSIDIARY'S CREDIT AGREEMENT. VTO Land and VTO Commercial entered into a $67,500,000 credit agreement that has a three-year term expiring in October 2003 with two one-year extension options. The interest rate, based on the London Interbank Offered Rate plus a margin, is approximately 8.8% at December 31, 2000. Interest is paid monthly. The credit agreement contains certain restrictions which, among other things, require the maintenance of specified financial ratios and restrict indebtedness and leasing. At December 31, 2000, VTO Land was in compliance with its debt covenants. Certain assets of the VTO Land and VTO Commercial secure the agreement. Debt maturities for the three years subsequent to December 31, 2000 are $82,000, $490,000 and $31,155,000. VTO
Land, VTO Commercial, or both may make payments at their option.

         VTO Land and VTO Commercial entered into an interest rate cap agreement with a commercial bank to reduce the impact of increases in interest rates on their credit agreement. The interest cap agreement effectively limits their interest rate exposure on a notional amount to a maximum LIBOR rate of 9%. The notional amount is $33,750,000. The interest cap agreement matures at the same time as the credit agreement. VTO Land is exposed to credit loss in the event of nonperformance by the other party with respect to the interest cap agreement. However, management does not anticipate nonperformance by the other party.

         MORTGAGES PAYABLE. The mortgages payable have debt maturities for the five years subsequent to December 31, 2000 totaling $356,000; $530,000; $577,000; $3,017,000; $2,007,000 and $142,000 thereafter. Mortgages payable are secured by certain tracts of land.

(6) NOTES PAYABLE TO PARTNERS

         Woodlands Development has notes payable to its partners totaling $25,000,000. The notes bear interest at 15%. Interest is payable beginning in October 1998 and quarterly thereafter. All outstanding balances are due in 2007. These notes are subordinate to the bank credit agreement and mortgages payable described above.

(7) COMMITMENTS AND CONTINGENCIES

         CONTINGENT LIABILITIES. At December 31, 2000 and 1999, Woodlands Development had contingent liabilities totaling approximately $11,000,000 and $4,600,000, consisting of letters of credit and commitments to complete certain improvements in The Woodlands. Under the terms of a land sales agreement, Woodlands Development has committed to construct, or cause to be constructed, certain improvements in The Woodlands and is contingently liable for up to $3,100,000 in liquidating damages if the improvements are not complete by certain dates.

         LEASES. Rental expense for operating leases for the years ended December 31, 2000, 1999 and 1998 totaled $56,000, $19,000 and $14,000.

         LEGAL ACTIONS. The 221st Judicial District Court of Montgomery County, Texas entered a judgment against Woodlands Development in October 1999 awarding a total of $1,433,000 in damages to the plaintiffs. In addition to these damages, the judgment also awards attorneys' fees to the plaintiff for preparation, trial and subsequent appeals. The total present amount of the judgment, including actual damages and attorneys' fees through the time of trial, is approximately $1,468,000. The judgment awards postjudgment interest of 10% per annum. Woodlands Development appealed the ruling. Oral arguments have been set by the Court of Appeals for February 2001.

         During 2000, Woodlands Development settled outstanding litigation, related to flooding in the North Houston area in 1994, brought against it by various homeowners in The Woodlands. No additional losses were incurred as a result of this settlement.

         Woodlands Development is also a party to other claims and legal actions arising in the ordinary course of their business and to recurring examinations by the Internal Revenue Service and other regulatory agencies.

         Management believes, after consultation with outside counsel, that adequate financial statement accruals have been provided for all known litigation contingencies where losses are deemed probable. Since the ultimate cost will depend on the outcomes of the uncertainties discussed in this note, it is possible, however, that additional future charges might be required that would be significant to the operating results of a particular period. Based on the status of the cases, Woodlands Development is unable to determine a range of such possible additional losses, if any, that might be incurred in connection with this litigation. Woodlands Development believes it is not probable that the ultimate resolution of this litigation will have a material adverse effect on its financial position.

         INCENTIVE PLAN. Woodlands Operating instituted an incentive compensation plan for certain employees effective January 1, 1998. The plan is unfunded and while certain payments are made currently, a portion of the payment is deferred and paid only upon the occurrence of certain future events. Woodlands Development will reimburse a portion of any incentive plan payments made in the future.

(8) RELATED PARTY TRANSACTIONS

         Woodlands Operating provides services to Woodlands Development under management and advisory services agreements. These agreements are automatically renewed annually. Woodlands Development pays Woodlands Operating an advisory fee equal to cost plus 3%. In addition, Woodlands Development reimburses Woodlands Operating for all cost and expenses incurred on their behalf. For the years ended December 31, 2000, 1999 and 1998, Woodlands Development recorded expenses of $12,606,000, $10,597,000 and $11,050,000 for services provided by Woodlands Operating.

         In July 1999, Woodlands Development purchased approximately 1,000 acres of land in The Woodlands from Woodlands Commercial for $33,090,000, the then current fair market value which approximated the carrying cost. The transaction consisted of cash and a $26,000,000 note. The note bears interest at 8.5% and matures in August 2009. Principal and interest payments are due quarterly and additional principal payments are due when a portion of the land is conveyed to a third party or built upon. The note is unsecured and subordinate to the bank credit agreement described in Note 5.

(9) PARTNERS' EQUITY

         Crescent's ownership interest in Woodlands Development is The Woodlands Land Company, Inc., which holds a 42.5% general partner interest. Morgan Stanley's ownership interests are MS/TWC Joint Venture, which holds a 56.5% limited partner interest, and MS/TWC, Inc., which holds a 1% general partner interest.

         The partnership agreement provides, among other things, the following:

                (i) Woodlands Development is governed by an Executive Committee composed of equal representation from their respective general partners.

                (ii) Net income and losses from operations are currently allocated so that partners' capital accounts stand in the ratio of the percentage interest listed above.

                (iii) Distributions are made to partners based on specified payout percentages and include cumulative preferred returns to Morgan Stanley's affiliates. The payout percentage to Morgan Stanley's affiliates is 57.5% until the affiliates receive distributions on a combined basis with Woodlands Commercial equal to their capital contributions and a 12% cumulative preferred return compounded quarterly. Then, the payout percentage to Morgan Stanley's affiliates is 50.5% until the affiliates receive distributions equal to their capital contributions and an 18% cumulative preferred return compounded quarterly. Thereafter, the payout percentage to Morgan Stanley's affiliates is 47.5%.

                (iv) Woodlands Development will continue to exist until December 31, 2040 unless terminated earlier due to specified events.

                (v) No additional partners may be admitted to Woodlands Development unless specific conditions in the partnership agreements are met. Partnership interests may be transferred to affiliates of Crescent or Morgan Stanley. Crescent has the right of first refusal to buy the partnership interests of the Morgan Stanley affiliates at the same terms and conditions offered to a third party purchaser, or sell its affiliates' interests to the same third party purchaser.

                (vi) Crescent and Morgan Stanley have the right to offer to purchase the other partner's affiliates' partnership interests in the event of failure to make specified capital contributions or a specified default by the other. Specified defaults include bankruptcy, breach of partnership covenants, transfer of partnership interests except as permitted by the partnership agreements, and fraud or gross negligence.

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts and estimated fair values of Woodlands Development's financial instruments as of December 31, 2000 follows (in thousands):

                                                              Carrying      Estimated Fair
                                                              Amounts           Values
                                                              --------      --------------
Notes and contracts receivable.............................   $ 30,471         $ 30,471
Note payable to affiliated company.........................     15,880           15,880
Debt ......................................................    255,356          255,175
Notes payable to partners..................................     25,000           31,524

         Fair values of notes and contracts receivable were estimated by discounting future cash flows using interest rates at which similar loans currently could be made for similar maturities to borrowers with comparable credit ratings. Fair values of fixed-rate, long-term debt were based on current interest rates offered to Woodlands Development for debt with similar remaining maturities. For floating-rate debt obligations, carrying amounts and fair values were assumed to be equal because of the nature of these obligations. The carrying amounts of Woodlands Development's other financial instruments approximate their fair values.

(11) CHANGE IN ACCOUNTING PRINCIPLE

         Effective January 1, 1998 Woodlands Development changed its method of accounting for organization costs to conform to Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities." In 1998, Woodlands Development expensed previously capitalized costs that totaled $639,000.

                         PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma consolidated financial statements are based upon Crescent Real Estate's historical financial statements and give effect to:

     o the transfer to some of Crescent Real Estate's subsidiaries of Crescent Operating's lessee interests in Crescent Real Estate's eight resort/hotel properties, Crescent Operating's voting interests in three of our residential development corporations and other assets owned by Crescent Operating;

     o the capitalization of Spinco, which will be committed to purchase Crescent Operating's interest in COPI Cold Storage L.L.C., which owns a 40% partnership interest in the owner of Americold Logistics, and the distribution of the common stock of Spinco to Crescent Real Estate's shareholders and unitholders of the Operating Partnership;

     o the issuance of Crescent Real Estate's common shares to the stockholders of Crescent Operating in connection with a prepackaged bankruptcy plan of Crescent Operating;

     o Crescent Real Estate's April 2002 offering of its 9.25% Senior Notes due 2009 and the application of $366.5 million in net proceeds thereof;

     o Crescent Real Estate's April 2002 offering of its Series A Convertible Cumulative Preferred Shares and the application of $49.1 million in net proceeds thereof; and

     o Crescent Real Estate's May 2002 offering of its Series B Cumulative Redeemable Preferred Shares and the application of $81.9 million in net proceeds thereof.

     The unaudited pro forma consolidated balance sheet as of June 30, 2002 is presented as if these transactions had been completed on June 30, 2002. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 are presented as if these transactions had occurred as of January 1, 2002 and January 1, 2001, respectively.

 Crescent Real Estate Equities Company
 Pro Forma Consolidated Balance Sheet
 As of June 30, 2002
 (dollars in thousands)
 (unaudited)


                                                                                Crescent
                                                                                Operating
                                                                 Crescent (A)   Agreement          Consolidated
                                                                ----------      ----------         ------------
ASSETS:
 Investments in real estate:
   Land                                                            312,337              --              312,337
   Land held for investment or development                         473,138              --              473,138
   Building and improvements                                     3,051,494              --            3,051,494
   Furniture, fixtures and equipment                               108,580              --              108,580
   Properties held for disposition, Net                             47,470              --               47,470
   Less -  accumulated depreciation                               (720,350)             --             (720,350)
                                                                ----------      ----------         ------------
             Net investment in real estate                       3,272,669              --            3,272,669

   Cash and cash equivalents                                        67,584              --               67,584
   Restricted cash and cash equivalents                             96,576              --               96,576
   Accounts receivable, net                                         40,601              --               40,601
   Deferred rent receivable                                         66,482              --               66,482
   Investments in real estate mortgages and equity
       of unconsolidated companies                                 532,976              --              532,976
   Notes receivable, net                                           109,090              --              109,090
   Deferred income tax asset                                        37,671              --               37,671
   Other assets, net                                               199,131              --              199,131
                                                                ----------      ----------         ------------
               Total assets                                      4,422,780              --            4,422,780
                                                                ==========      ==========         ============


LIABILITIES:
   Borrowings under Credit Facility                                136,500          15,500 (B)          152,000
   Notes payable                                                 2,335,931              --            2,335,931
   Accounts payable, accrued expenses and other liabilities        339,655          (2,156)(C)          337,499
                                                                ----------      ----------         ------------
              Total liabilities                                  2,812,086          13,344            2,825,430
                                                                ----------      ----------         ------------


MINORITY INTERESTS:
  Operating partnership                                             63,352              --               63,352
  Investment in joint ventures                                      95,894              --               95,894
                                                                ----------      ----------         ------------
              Total minority interests                             159,246              --              159,246
                                                                ----------      ----------         ------------

SHAREHOLDERS' EQUITY:
   Preferred shares                                                330,083              --              330,083
   Common shares                                                     1,233              --                1,233
   Additional paid-in capital                                    2,240,125               1 (C)        2,240,126
   Deferred compensation on restricted shares                       (5,253)          2,155 (C)           (3,098)
   Retained earnings (deficit)                                    (699,915)        (15,500)(B)         (715,415)
   Accumulated other comprehensive income                          (26,587)             --              (26,587)
                                                                ----------      ----------         ------------
                                                                 1,839,686         (13,344)           1,826,342

   Less - shares held in treasury, at cost                        (388,238)             --             (388,238)
                                                                ----------      ----------         ------------
              Total shareholders' equity                         1,451,448         (13,344)           1,438,104
                                                                ----------      ----------         ------------

              Total liabilities and shareholders' equity         4,422,780              --            4,422,780
                                                                ==========      ==========         ============

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands)


The following describes the pro forma adjustments to the unaudited pro forma consolidated balance sheet as of June 30, 2002 as if the transactions described under the first paragraph of "Pro Forma Financial Information" were completed as of June 30 ,2002.


(A) Reflects our unaudited consolidated historical balance sheet as of June 30, 2002.


(B)      Reflects our capitalization of Spinco.


(C) Reflects the issuance of our common shares to the Crescent Operating stockholders, computed as follows:

         Number of COPI Common Shares Outstanding                   10,781,273
         Value for COPI Shares                                     $      0.20
                                                                   -----------
         Dollar Value to Convert                                     2,156,255
         Crescent's Share Price                                    $     15.00
         Shares to be issued                                           143,750
         Cash Settlement in Lieu of Fractional Shares                       --

Crescent Real Estate Equities Company
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2002
(dollars in thousands)
(unaudited)

                                                                                            COPI
                                                           Crescent (A)    Hotels (B)    Colorado(C)     DMDC (C)        TWLC (C)
                                                           ------------    ----------    -----------     --------        --------
REVENUES:
   Office properties                                            285,011            --             --           --              --
   Resort/Hotel properties                                       92,047        28,201             --           --              --
   Land Development properties                                  133,050            --         65,303        5,404             202
   Interest and other income                                      4,069            --             --           --              --
                                                           ------------    ----------    -----------     --------        --------
          Total revenues                                        514,177        28,201         65,303        5,404             202

EXPENSES:
   Office properties                                             41,923            --             --           --              --
   Resort/Hotel properties                                       86,685        22,519             --           --              --
   Rent Expense - CEI                                            66,102         8,015             --           --              --
   Land Development properties                                  119,209            --         60,976        5,961             116
   Corporate general and administrative                          11,725            --             --           --              --
   Interest expense                                              88,722            --          1,233          390              --
   Amortization of deferred financing costs                       5,021            --             --           --              --
   Depreciation and amortization                                 69,151            --            198          736              --
   COPI reorganization charge                                        --            --             --           --              --
   Impairment and other charges related                              --            --             --           --              --
     to real estate assets                                           --            --             --           --              --
                                                           ------------    ----------    -----------     --------        --------
          Total expenses                                        488,538        30,534         62,407        7,087             116
                                                           ------------    ----------    -----------     --------        --------
         Operating income                                        25,639        (2,333)         2,896       (1,683)             86

OTHER INCOME AND EXPENSE:
   Equity in net income of unconsolidated
    companies:
         Office and retail properties                             2,781            --             --           --              --
         Residential development properties                      18,662            --            124           --             929
         Temperature-controlled logistics properties               (727)           --             --           --              --
         Other                                                   (4,526)           --             --           --              --
                                                           ------------    ----------    -----------     --------        --------
   Total equity in net income of unconsolidated companies        16,190            --            124           --             929


  Gain on property sales, net                                        --            --             --           --              --
                                                           ------------    ----------    -----------     --------        --------
         Total other income and expense                          16,190            --            124           --             929
                                                           ------------    ----------    -----------     --------        --------

INCOME BEFORE INCOME TAXES, MINORITY INTERESTS,
  DISCONTINUED OPERATIONS, AND CUMULATIVE EFFECT
  OF A CHANGE IN ACCOUNTING PRINCIPLE                            41,829        (2,333)         3,020       (1,683)          1,015
   Minority interests                                           (13,102)           --         (2,239)        (209)             --
   Income tax benefit                                             3,865            --           (689)         757            (406)
                                                           ------------    ----------    -----------     --------        --------

INCOME BEFORE DISCONTINUED OPERATIONS
  AND CUMULATIVE EFFECT OF A CHANGE IN
  ACCOUNTING PRINCIPLE                                           32,592        (2,333)            92       (1,135)            609

   Discontinued operations - income and gain on assets
    sold and held for sale                                        3,785            --             --           --              --
   Cumulative effect of change in accounting principle          (10,465)           --             --           --              --
                                                           ------------    ----------    -----------     --------        --------

NET INCOME                                                       25,912        (2,333)            92       (1,135)            609

Series A Preferred Share distributions                           (7,590)
Series B Preferred Share distributions                           (1,009)           --             --           --              --
                                                           ------------    ----------    -----------     --------        --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                      17,313        (2,333)            92       (1,135)            609
                                                           ============    ==========    ===========     =========       ========

BASIC EARNINGS PER SHARE DATA:
  Income from continuing operations                                0.23

DILUTED EARNINGS PER SHARE DATA:
  Income from continuing operations                                0.23

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC                                       104,912,915
                                                           ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING - DILUTED                                     105,750,825
                                                           ============



                                                                              Crescent                            April 2002
                                                                              Operating         April 2002         Series A
                                                             Other            Agreement           Notes           Preferred
                                                            Entities (C)     Eliminations        Offering         Offering
                                                            ------------     ------------       ----------        ----------
REVENUES:
   Office properties                                                  --               --               --                --
   Resort/Hotel properties                                            --           (5,587)(D)           --                --
   Land Development properties                                        --               --               --                --
   Interest and other income                                          --               --               --                --
                                                            ------------     ------------       ----------        ----------
          Total revenues                                              --           (5,587)              --                --

EXPENSES:
   Office properties                                                  --               --               --                --
   Resort/Hotel properties                                            --               --               --                --
   Rent Expense - CEI                                                 --           (8,015)(E)           --                --
   Land Development properties                                        --             (158)(F)           --                --
   Corporate general and administrative                               --               --               --                --
   Interest expense                                                   --           (1,339)(F)        6,444(J)             --
   Amortization of deferred financing costs                           --               --              351(K)             --
   Depreciation and amortization                                      --               --               --                --
   COPI reorganization charge                                         --               --               --                --
   Impairment and other charges related                               --               --               --                --
     to real estate assets                                            --               --               --                --
                                                            ------------     ------------       ----------        ----------
          Total expenses                                              --           (9,512)           6,795                --
                                                            ------------     ------------       ----------        ----------
         Operating income                                             --            3,925           (6,795)               --

OTHER INCOME AND EXPENSE:
   Equity in net income of unconsolidated
    companies:
         Office and retail properties                                 --               --               --
         Residential development properties                           --           (3,023)(G)           --
         Temperature-controlled logistics properties                  --               --               --
         Other                                                        --               --               --                --
                                                            ------------     ------------       ----------        ----------
   Total equity in net income of unconsolidated companies             --           (3,023)              --                --


  Gain on property sales, net                                         --               --               --                --
                                                            ------------     ------------       ----------        ----------
         Total other income and expense                               --           (3,023)              --                --
                                                            ------------     ------------       ----------        ----------

INCOME BEFORE INCOME TAXES, MINORITY INTERESTS,
  DISCONTINUED OPERATIONS, AND CUMULATIVE EFFECT
  OF A CHANGE IN ACCOUNTING PRINCIPLE                                 --              902           (6,795)               --
   Minority interests                                                 --            1,018(H)         1,113(L)          1,178(M)
   Income tax benefit                                                 --              933(I)            --                --
                                                            ------------     ------------       ----------        ----------

INCOME BEFORE DISCONTINUED OPERATIONS
  AND CUMULATIVE EFFECT OF A CHANGE IN
  ACCOUNTING PRINCIPLE                                                --            2,853           (5,682)            1,178
                                                            ------------     ------------       ----------        ----------


   Discontinued operations - income and gain on assets
    sold and held for sale                                            --               --               --                --
   Cumulative effect of change in accounting principle                --               --               --                --
                                                            ------------     ------------       ----------        ----------

NET INCOME                                                            --            2,853           (5,682)            1,178

Series A Preferred Share distributions                                                 --               --            (1,181)(N)
Series B Preferred Share distributions                                --               --               --                --
                                                            ------------     ------------       ----------        ----------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                           --            2,853           (5,682)               (3)
                                                            ============     ============      ===========        ==========

BASIC EARNINGS PER SHARE DATA:
  Income from continuing operations

DILUTED EARNINGS PER SHARE DATA:
  Income from continuing operations

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC

WEIGHTED AVERAGE SHARES
  OUTSTANDING - DILUTED

                                                            May 2002
                                                            Series B
                                                            Preferred
                                                            Offering       Consolidated
                                                            ---------      ------------
REVENUES:
   Office properties                                               --           285,011
   Resort/Hotel properties                                         --           114,661
   Land Development properties                                     --           203,959
   Interest and other income                                       --             4,069
                                                            ---------      ------------
          Total revenues                                           --           607,700

EXPENSES:
   Office properties                                               --            41,923
   Resort/Hotel properties                                         --           109,204
   Rent Expense - CEI                                              --            66,102
   Land Development properties                                     --           186,104
   Corporate general and administrative                            --            11,725
   Interest expense                                                --            95,450
   Amortization of deferred financing costs                        --             5,372
   Depreciation and amortization                                   --            70,085
   COPI reorganization charge                                      --                --
   Impairment and other charges related                            --                --
     to real estate assets                                         --                --
                                                            ---------      ------------
          Total expenses                                           --           585,965
                                                            ---------      ------------
         Operating income                                          --            21,735

OTHER INCOME AND EXPENSE:
   Equity in net income of unconsolidated
    companies:
         Office and retail properties                                             2,781
         Residential development properties                                      16,692
         Temperature-controlled logistics properties                               (727)
         Other                                                     --            (4,526)
                                                            ---------      ------------
   Total equity in net income of unconsolidated companies          --            14,220


  Gain on property sales, net                                      --                --
                                                            ---------      ------------
         Total other income and expense                            --            14,220
                                                            ---------      ------------

INCOME BEFORE INCOME TAXES, MINORITY INTERESTS,
  DISCONTINUED OPERATIONS, AND CUMULATIVE EFFECT
  OF A CHANGE IN ACCOUNTING PRINCIPLE                              --            35,955
   Minority interests                                           2,255(O)         (9,986)
   Income tax benefit                                              --             4,460
                                                            ---------      ------------

INCOME BEFORE DISCONTINUED OPERATIONS
  AND CUMULATIVE EFFECT OF A CHANGE IN
  ACCOUNTING PRINCIPLE                                          2,255            30,429

   Discontinued operations - income and gain on assets
    sold and held for sale                                         --             3,785
   Cumulative effect of change in accounting principle             --           (10,465)
                                                            ---------      ------------

NET INCOME                                                      2,255            23,749

Series A Preferred Share distributions                             --            (8,771)
Series B Preferred Share distributions                         (4,038)(P)        (5,047)
                                                            ---------      ------------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                    (1,783)            9,931
                                                            =========      ============


BASIC EARNINGS PER SHARE DATA:
  Income from continuing operations                                                0.16

DILUTED EARNINGS PER SHARE DATA:
  Income from continuing operations                                                0.16

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC                                                       105,056,665(Q)
                                                                           ============
WEIGHTED AVERAGE SHARES
  OUTSTANDING - DILUTED                                                     105,894,575(Q)
                                                                           ============

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands)


The following describes the pro forma adjustments to the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2002 as if the transactions described under the first paragraph of "Pro Forma Financial Information" were completed on January 1, 2002.


(A) Reflects our unaudited consolidated historical statement of operations for the six months ended June 30, 2002.

(B) Represents the operating results for the eight resort/hotel properties leased to Crescent Operating and Crescent Operating's lessee rental obligation to us for the period January 1, 2002 through February 14, 2002.

(C) Represents the consolidation of net income for COPI Colorado, DMDC, TWLC and Other Entities for the period January 1, 2002 through February 14, 2002.

(D) Eliminates our rental revenue for the period January 1, 2002 through February 14, 2002.

(E) Eliminates the hotel lessees' rent expense to us for the period January 1, 2002 through February 14, 2002.

(F) Eliminates the intercompany interest expense (inclusive of the amortization of capitalized interest in the land development property expense) on the loans from us to DMDC and CRDI.

                                    Period
                              January 1, 2002 -
                              February 14, 2002
                              -----------------
               DMDC           $            (337)
               CRDI                      (1,160)
                              -----------------
                              $          (1,497)
                              =================

(G) Eliminates our equity in net income (inclusive of the interest income on the intercompany loans to DMDC and CRDI) for the period January 1, 2002 through February 14, 2002.

                                    Period
                              January 1, 2002 -
                              February 14, 2002
                              -----------------
               DMDC           $             735
               TWLC                        (549)
               CRDI                      (3,209)
                              -----------------
                              $          (3,023)
                              =================


(H) Eliminates minority interest in COPI Colorado and adjusts for the 40% interest of other partners in COPI Colorado.

(I) Represents the income tax benefit for the hotel business for the period January 1, 2002 through February 14, 2002, calculated as 40% of the net loss of the hotel lessee.

(J) Net increase of interest cost as a result of the April 2002 notes offering, capitalization of Spinco and repayment of debt, assuming each had occurred as of January 1, 2002.

               April 2002 notes offering                        375,000    9.25%    $   34,688
               Less: Historical interest expense
                        Bridge loan                               5,000    5.61%          (281)
                        Credit Facility                         257,154    3.75%        (9,643)
                        Operating Partnership public
                          notes due 2002                         52,408    7.00%        (3,669)
                                                                                    ----------
               Annual Net Interest Expense                                          $   21,095
                                                                                    ==========
               Prorated Interest Expense for January 1
                  to April 15, 2002                                                 $    6,153
                                                                                    ==========

               Capitalization of Spinco (6 months of
                 interest costs)                                  15,500   3.75%    $      291
                                                                                    ==========

(K) Net increase in amortization of deferred financing cost as a result of the April 2002 notes offering, as if it had occurred as of January 1, 2002.

               April 2002 notes offering costs                $   8,434
               Years outstanding                                      7
               Annual deferred financing costs                $   1,205
                                                              =========
               Prorated Deferred financing costs for
                 January 1 to April 15, 2002                  $     351
                                                              =========

(L) Decrease in minority interest for the redemption of $52,000 preferred units of one of our subsidiaries with an average preferred return rate of 7.34% in 2002, for the period of January 1 to April 15, 2002, equals $1,113.

(M) Decrease in minority interest for the redemption of $48,160 preferred units of one of our subsidiaries with an average preferred return rate of 7.34% in 2002, for the period of January 1 to April 26, 2002, equals $1,178.

(N) Reflects distributions that would have been paid on 2,800,000 Series A preferred shares issued, at $1.6875 per Series A preferred share, for the first quarter of 2002.

(O) Decrease in minority interest for the redemption of $81,922 preferred units of one of our subsidiaries with an average preferred return rate of 7.34% in 2002, for the period of January 1 to May 17, 2002, equals $2,255.

(P) Reflects distributions that would have been paid on 3,400,000 Series B preferred shares issued, at $2.375 per Series B preferred share, for the six months ended June 30, 2002.

(Q) Reflects the additional shares issued of 143,750, as calculated in footnote (C) of the Notes to Unaudited Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                   CRESCENT REAL
                                  ESTATE EQUITIES                  COPI                                 OTHER
                                    COMPANY(A)      HOTELS(B)   COLORADO(C)    DMDC(C)    TWLC(C)    ENTITIES(C)
                                  ---------------   ---------   -----------   ---------   --------   -----------
                                                              (DOLLARS IN THOUSANDS)
REVENUES:
 Office properties..............   $    606,053     $     --     $     --     $     --    $    --      $    --
 Resort/Hotel properties........         45,748      226,647           --           --         --           --
 Land Development properties....             --           --      187,521       73,478         --           --
 Interest and other income......         40,190           --        1,794          966      1,917           26
                                   ------------     --------     --------     --------    -------      -------
     Total revenues.............        691,991      226,647      189,315       74,444      1,917           26
EXPENSES:
 Office properties..............        261,133           --           --           --         --           --
 Resort/Hotel properties........             --      180,491           --           --         --           --
 Rent Expense - CEI.............             --       55,817           --           --         --           --
 Land Development properties....             --           --      171,567       75,154        940           --
 Corporate general and
   administrative...............         24,249           --           --           --         --           15
 Interest expense...............        182,410           --        9,638        3,071         --          880
 Amortization of deferred
   financing costs..............          9,327           --           --           --         --           --
 Depreciation and
   amortization.................        124,870           --        2,953        5,658         --           --
 Crescent Operating
   reorganization charge........         92,782           --           --           --         --           --
 Impairment and other charges
   related to real estate
   assets.......................         25,332           --           --           --         --           --
                                   ------------     --------     --------     --------    -------      -------
     Total expenses.............        720,103      236,308      184,158       83,883        940          895
                                   ------------     --------     --------     --------    -------      -------
     Operating income...........        (28,112)      (9,661)       5,157       (9,439)       977         (869)
OTHER INCOME AND EXPENSE:
 Equity in net income of
   unconsolidated companies:
   Office and retail
     properties.................          6,124           --           --           --         --           --
   Residential development
     properties.................         41,014           --         (297)          --     35,707           --
   Temperature-controlled
     logistics properties.......          1,136           --           --           --         --           --
   Other........................          2,957           --           --           --         --       (2,045)
                                   ------------     --------     --------     --------    -------      -------
 Total equity in net income of
   unconsolidated companies.....         51,231           --         (297)          --     35,707       (2,045)
 Gain on property sales, net....          4,425           --           --           --         --           --
                                   ------------     --------     --------     --------    -------      -------
     Total other income and
       expense..................         55,656           --         (297)          --     35,707       (2,045)
                                   ------------     --------     --------     --------    -------      -------
INCOME BEFORE MINORITY
 INTERESTS......................         27,544       (9,661)       4,860       (9,439)    36,684       (2,914)
 Minority interests.............        (21,429)          --       (5,490)      (1,274)        --           --
                                   ------------     --------     --------     --------    -------      -------
INCOME BEFORE INCOME TAXES......          6,115       (9,661)        (630)     (10,713)    36,684       (2,914)
 Income tax provision
   (benefit)....................             --           --          641       (4,285)    14,674        2,753
                                   ------------     --------     --------     --------    -------      -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS.....................          6,115       (9,661)      (1,271)      (6,428)    22,010       (5,667)
 Extraordinary
   item -- extinguishment of
   debt.........................        (10,802)          --           --           --         --           --
 Discontinued operations --
   income on assets sold and
   held for sale................             28           --           --           --         --           --
 Cumulative effect of change in
   accounting principle.........             --           --        1,107           --         --           --
                                   ------------     --------     --------     --------    -------      -------
NET LOSS........................         (4,659)      (9,661)        (164)      (6,428)    22,010       (5,667)
Preferred share distributions...        (13,501)          --           --           --         --           --
Share repurchase agreement
 return.........................             --           --           --           --         --           --
                                   ------------     --------     --------     --------    -------      -------
NET LOSS TO COMMON
 SHAREHOLDERS...................   $    (18,160)    $ (9,661)    $   (164)    $ (6,428)   $22,010      $(5,667)
                                   ============     ========     ========     ========    =======      =======
BASIC EARNINGS PER SHARE DATA:
 Loss from continuing
   operations...................   $      (0.07)
DILUTED EARNINGS PER SHARE DATA:
 Loss from continuing
   operations...................   $      (0.07)
WEIGHTED AVERAGE SHARES
 OUTSTANDING -- BASIC...........    107,613,171
                                   ============
WEIGHTED AVERAGE SHARES
 OUTSTANDING -- DILUTED.........    109,139,987
                                   ============

                                    CRESCENT                      APRIL 2002     MAY 2002
                                   OPERATING       APRIL 2002      SERIES A      SERIES B
                                   AGREEMENT         NOTES        PREFERRED     PREFERRED
                                  ELIMINATIONS      OFFERING       OFFERING      OFFERING     CONSOLIDATED
                                  ------------     ----------     ----------    ---------     ------------
                                                           (DOLLARS IN THOUSANDS)
REVENUES:
 Office properties..............    $     --        $     --       $    --       $    --      $    606,053
 Resort/Hotel properties........     (39,575)(D)          --            --            --           232,820
 Land Development properties....          --              --            --            --           260,999
 Interest and other income......          --              --            --            --            44,893
                                    --------        --------       -------       -------      ------------
     Total revenues.............     (39,575)             --            --            --         1,144,765
EXPENSES:
 Office properties..............          --              --            --            --           261,133
 Resort/Hotel properties........          --              --            --            --           180,491
 Rent Expense - CEI.............     (55,817)(E)          --            --            --                --
 Land Development properties....      (1,662)(F)          --            --            --           245,999
 Corporate general and
   administrative...............          --              --            --            --            24,264
 Interest expense...............     (10,453)(F)      20,109(J)         --            --           205,655
 Amortization of deferred
   financing costs..............          --           1,205(K)         --            --            10,532
 Depreciation and
   amortization.................          --              --            --            --           133,481
 Crescent Operating
   reorganization charge........          --              --            --            --            92,782
 Impairment and other charges
   related to real estate
   assets.......................          --              --            --            --            25,332
                                    --------        --------       -------       -------      ------------
     Total expenses.............     (67,932)         21,314            --            --         1,179,669
                                    --------        --------       -------       -------      ------------
     Operating income...........      28,357         (21,314)           --            --           (34,904)
OTHER INCOME AND EXPENSE:
 Equity in net income of
   unconsolidated companies:
   Office and retail
     properties.................          --              --            --            --             6,124
   Residential development
     properties.................     (35,665)(G)          --            --            --            40,759
   Temperature-controlled
     logistics properties.......          --              --            --            --             1,136
   Other........................        (195)(G)          --            --            --               717
                                    --------        --------       -------       -------      ------------
 Total equity in net income of
   unconsolidated companies.....     (35,860)             --            --            --            48,736
 Gain on property sales, net....          --              --            --            --             4,425
                                    --------        --------       -------       -------      ------------
     Total other income and
       expense..................     (35,860)             --            --            --            53,161
                                    --------        --------       -------       -------      ------------
INCOME BEFORE MINORITY
 INTERESTS......................      (7,503)        (21,314)           --            --            18,257
 Minority interests.............         660(H)        4,274(L)      3,959(M)      6,734(O)        (12,566)
                                    --------        --------       -------       -------      ------------
INCOME BEFORE INCOME TAXES......      (6,843)        (17,040)        3,959         6,734             5,691
 Income tax provision
   (benefit)....................      (3,864)(I)          --            --            --             9,919
                                    --------        --------       -------       -------      ------------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS.....................      (2,979)        (17,040)        3,959         6,734            (4,228)
 Extraordinary
   item -- extinguishment of
   debt.........................          --              --            --            --           (10,802)
 Discontinued Operations --
   income on assets sold and
   held for sale................          --              --            --            --                28
 Cumulative effect of change in
   accounting principle.........          --              --            --            --             1,107
                                    --------        --------       -------       -------      ------------
NET LOSS........................      (2,979)        (17,040)        3,959         6,734           (13,895)
Preferred share distributions...          --              --        (4,725)(N)    (8,075)(P)       (26,301)
Share repurchase agreement
 return.........................          --              --            --            --                --
                                    --------        --------       -------       -------      ------------
NET LOSS TO COMMON
 SHAREHOLDERS...................    $ (2,979)       $(17,040)      $  (766)      $(1,341)     $    (40,196)
                                    ========        ========       =======       =======      ============
BASIC EARNINGS PER SHARE DATA:
 Loss from continuing
   operations...................                                                              $      (0.28)
DILUTED EARNINGS PER SHARE DATA:
 Loss from continuing
   operations...................                                                              $      (0.28)
WEIGHTED AVERAGE SHARES
 OUTSTANDING -- BASIC...........                                                               107,756,921(Q)
                                                                                              ============
WEIGHTED AVERAGE SHARES
 OUTSTANDING -- DILUTED.........                                                               109,283,737(Q)
                                                                                              ============

   See accompanying notes to pro forma consolidated statement of operations.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

     The following describes the pro forma adjustments to the unaudited pro forma consolidated statement of operations as of December 31, 2001 as if the transactions described under the first paragraph of "Pro Forma Financial Information" were completed on January 1, 2001.

     (A) Reflects our audited consolidated historical statement of operations for the year ended December 31, 2001.

     (B) Represents the operating results for the eight resort/hotel properties leased to Crescent Operating and Crescent Operating's lessee rental obligation to us for the year ended December 31, 2001.

     (C) Represents the consolidation of net income for COPI Colorado, DMDC, TWLC and Other Entities for the year ended December 31, 2001.

     (D) Eliminates our rental revenue for the year ended December 31, 2001.

     (E) Eliminates the hotel lessees' rent expense to us for the year ended December 31, 2001.

     (F) Eliminates the intercompany interest expense (inclusive of the amortization of capitalized interest in the land development property expense) on the loans from us to DMDC, CRD and Other Entities.

                                                              DECEMBER 31,
                                                                  2001
                                                              ------------
DMDC........................................................    $ 5,265
CRD.........................................................      7,244
Other Entities..............................................       (394)
                                                                -------
                                                                $12,115
                                                                =======

     (G) Eliminates our equity in net income (inclusive of the interest income on the intercompany loans we made to DMDC, CRD and Other Entities) for the year ended December 31, 2001.

                                                              DECEMBER 31,
                                                                  2001
                                                              ------------
DMDC........................................................    $    222
TWLC........................................................     (20,943)
CRD.........................................................     (14,944)
Other Entities..............................................        (195)
                                                                --------
                                                                $(35,860)
                                                                ========

     (H) Eliminates minority interest in COPI Colorado and adjusts for the 40% partner interest in COPI Colorado.

     (I) Represents the income tax benefit for the hotel business for the year ended December 31, 2001, calculated as 40% of the net loss for the hotel lessee.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

     (J) Net increase of interest costs as a result of the April 2002 notes offering, capitalization of Spinco and repayment of debt, assuming each had occurred as of January 1, 2001.

April 2002 notes offering..............................  $375,000 @ 9.25%   $ 34,688
Less: Historical interest expense
  Bridge loan..........................................     5,000 @ 5.59%       (280)
  Credit facility......................................   190,154 @ 5.59%    (10,630)
  Operating Partnership's public notes due 2002........    52,408 @ 7.00%     (3,669)
                                                                            --------
Net interest expense...................................                     $ 20,109
                                                                            ========

     (K) Net increase in amortization of deferred financing costs as a result of the April 2002 notes offering, as if it had occurred as of January 1, 2001.

April 2002 notes offering costs.............................  $8,438
Years outstanding...........................................       7
                                                              ------
Annual deferred financing costs.............................  $1,205
                                                              ======

     (L) Decrease in minority interest for the redemption of $52,000 preferred units of one of our subsidiaries with an average preferred return rate of 8.22% in 2001, equals $4,274.

     (M) Decrease in minority interest for the redemption of $48,160 preferred units of one of our subsidiaries with an average preferred return rate of 8.22% in 2001, equals $3,959.

     (N) Reflects distributions that would have been paid on 2,800,000 Series A preferred shares issued, at $1.6875 per Series A preferred share.

     (O) Decrease in minority interest for the redemption of $81,922 preferred units of one of our subsidiaries with an average preferred return rate of 8.22% in 2001, equals $6,734.

     (P) Reflects distributions that would have been paid on 3,400,000 Series B preferred shares issued, at $2.375 per Series B preferred share.

     (Q) Reflects the 143,750 additional shares issued, as calculated in footnote (C) of the notes to unaudited pro forma consolidated balance sheet.

                                                                         ANNEX A

IMPORTANT: CRESCENT OPERATING, INC. HAS NOT COMMENCED A BANKRUPTCY CASE AS OF THE DATE OF THE PROXY STATEMENT TO WHICH THIS PLAN IS AN EXHIBIT. AS DISCLOSED IN THE PROXY STATEMENT, YOUR ACCEPTANCE OF THIS PLAN IS BEING SOUGHT IN ADVANCE OF THE COMMENCEMENT OF A BANKRUPTCY CASE.




                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


IN RE:                                    )         Chapter 11
                                          )
CRESCENT OPERATING, INC.                            )         CASE NO. _________
                                                    )
                                                    )
         Debtor.                                    )


                  ---------------------------------------------

                        DEBTOR'S PLAN OF REORGANIZATION,
                           DATED _______________, 2002

                  ---------------------------------------------

                                                                         ANNEX A

                                TABLE OF CONTENTS

                                                                            PAGE

                                                                         ANNEX A

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


IN RE:                                  )               Chapter 11
                                        )
CRESCENT OPERATING, INC.                )               CASE NO. __________
                                        )
         Debtor.              )


                        DEBTOR'S PLAN OF REORGANIZATION,
                           DATED _______________, 2002

         Crescent Operating, Inc., as debtor and debtor-in-possession, proposes this Plan of Reorganization (the "Plan") pursuant to section 1121(a) of Title 11 of the United States Code for the resolution of the Debtor's outstanding creditor claims and equity interests. Reference is made to the Proxy Statement/Disclosure Statement (the "Proxy Statement/Disclosure Statement") for a discussion of the Debtor's history, business, properties and results of operations, and for a summary of this Plan and certain related matters.

         All holders of Claims and Interests are encouraged to read the Plan and the Proxy Statement/Disclosure Statement in their entirety before voting to accept or reject this Plan. No materials, other than the Proxy Statement/Disclosure Statement and any exhibits and schedules attached thereto or referenced therein, have been approved by the Debtor for use in soliciting acceptances or rejections of this Plan.


                                    ARTICLE 1

                                   DEFINITIONS

         Rules of Interpretation. As used herein, the following terms have the respective meanings specified below, and such meanings shall be equally applicable to both the singular and plural, and masculine and feminine, forms of the terms defined. The words "herein," "hereof," "hereto," "hereunder" and others of similar import, refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. Captions and headings to articles, sections and exhibits are inserted for convenience of reference only and are not intended to be part of or to affect the interpretation of the Plan. The rules of construction set forth in section 102 of the Bankruptcy Code shall apply. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply. Any capitalized


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-1

                                                                         ANNEX A

term used herein that is not defined herein but is defined in the Bankruptcy Code shall have the meaning ascribed to such term in the Bankruptcy Code. In addition to such other terms as are defined in other sections of the Plan, the following terms (which appear in the Plan as capitalized terms) have the following meanings as used in the Plan.

         1.1 "Administrative Expense Claim" means a Claim for costs and expenses of administration allowed under section 503(b) of the Bankruptcy Code and referred to in section 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estates and operating the business of the Debtor (such as wages, salaries or payments for goods and services); (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code; and (c) all fees and charges assessed against the Estates under 28 U.S.C.
Section 1930. Administrative Expense Claim includes any Claim of an employee or officer of the Debtor arising out of a Court-approved contract.

         1.2 "Affiliate" means (a) an entity that directly or indirectly owns, controls or holds with power to vote, twenty percent or more of the outstanding voting securities of a Debtor, other than an entity that holds such securities
(i) in a fiduciary or agency capacity without sole discretionary power to vote such securities or (ii) solely to secure a debt, if such entity has not in fact exercised such power to vote, or (b) a corporation twenty percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by a Debtor, or by an entity that directly or indirectly owns, controls or holds with power to vote, twenty percent or more of the outstanding voting securities of a Debtor, other than an entity that holds such securities (i) in a fiduciary or agency capacity without sole discretionary power to vote such securities or (ii) solely to secure a debt, if such entity has not in fact exercised such power to vote.

         1.3 "Allowed" means, with respect to any Claim, proof of which has been timely, properly Filed or, if no proof of claim was so Filed, which was or hereafter is listed on the Schedules as liquidated in amount and not disputed or contingent, and, in either case, a Claim which is not a Disputed Claim.

         1.4 "Allowed Claim" means that portion of a Claim which is not a Disputed Claim.

         1.5 "Allowance Date" means the date that a Claim becomes an Allowed Claim.

         1.6 "Allowed Secured Claim" means an Allowed Claim, or that portion thereof, of any creditor of the Debtor who holds a lien or security interest, as those terms are defined in Section 101 of the Code, which Claim has been properly perfected as required by law and determined in accordance with Section 506 of the Code with respect to properties owned by the Debtor. Such Allowed Secured Claim is secured only to the extent of the value of the Debtor's property which the Court finds is subject to a valid security interest of the creditor enforceable against property of the Estate.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-2

                                                                         ANNEX A

         1.7 "Allowed Unsecured Claim" means an Allowed Claim, or that portion thereof, which is not entitled to priority or to secured status under the Code, and includes, but is not limited to, any claim arising as a result of a Debtor's execution of a guaranty agreement, promissory note, negotiable instrument, or other similar written instrument, whether as maker, endorser, guarantor, or otherwise.

         1.8 "Amended Bylaws" means the Bylaws of Reorganized COPI, in effect as of the Petition Date, as amended, substantially in the form included in the Plan Supplement.

         1.9 "Amended Certificate of Incorporation" means the amended and restated certificate of incorporation of COPI effective as of the Effective Date, substantially in the form included in the Plan Supplement.

         1.10 "Americold Logistics Interest" means the 40% partnership interest of COPI Cold Storage in Vornado Crescent Logistics Operating Partnership.

         1.11 "Ballots" means the written Ballots for acceptance or rejection of the Plan.

         1.12 "Ballot Return Date" means 5:00 p.m. Delaware Time on _________, 2002, unless and to the extent such date is extended by the Debtor in accordance with the Proxy Statement/Disclosure Statement.

         1.13 "Bank of America Claim" means the claim of Bank of America for the repayment of all outstanding amounts under the Credit Agreement dated August 27, 1997, as amended, between COPI and Bank of America, N.A. and the related promissory note. The Bank of America claim is secured by COPI'S equity interest in COPI Cold Storage.

         1.14 "Bankruptcy Code" or "Code" means Title 11 of the United States Code as now in effect or hereafter amended.

         1.15 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware, which presides over this proceeding, or if necessary, the United States District Court for said District having original jurisdiction over this case.

         1.16 "Bankruptcy Rules" means, collectively (a) the Federal Rules of Bankruptcy Procedure, and (b) the local rules of the Bankruptcy Court, as applicable from time to time in the Reorganization Case.

         1.17 "Business Day" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         1.18 "Cash" means cash, wire transfer, certified check, cash equivalents and other readily marketable securities or instruments, including, without limitation, readily marketable direct obligations of


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-3

                                                                         ANNEX A

the United States of America, certificates of deposit issued by banks, and commercial paper of any Person, including interests accrued or earned thereon, or a check from Reorganized Debtor.


         1.19 "CEI/COPI Payments" means all amounts paid, pre-paid, advanced, incurred or accrued up to and including the Confirmation Date by or on behalf of Crescent, Crescent REIT or their Affiliates in connection with the preparation of the Settlement Agreement and Operative Agreements (as defined in the Settlement Agreement which is Annex B to the Proxy Statement/Disclosure Statement) and the consummation of the transactions contemplated by the Settlement Agreement, including, without limitation, all amounts paid, advanced, incurred or accrued by Crescent or Crescent REIT pursuant to Sections 2.07, 2.08, 2.09, and/or 2.15 of the Settlement Agreement (generally relating to the Seller Notes, an alleged claim by Vornado Operating, Inc. For a capital contribution, payment of COPI'S Cash flow shortage, and unknown or unliquidated unsecured claims) and all fees and expenses of agents, representatives, counsel and accountants employed by Crescent, Crescent REIT or any of their Affiliates. Notwithstanding any of the foregoing, CEI/COPI Payments shall be reduced by the total amount of all optional or mandatory payments or prepayments, if any, whether applied to accrued interest or principal, on the original COPI Budget Note, the Revised COPI Budget Note or the Second COPI Budget Note made by COPI.


         1.20 "CEI/COPI Claim Resolution Payments Estimate" is $12 million.

         1.21 "Claim" means any right to payment from the Debtor arising before the Confirmation Date, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, contested, uncontested, legal, equitable, secured, or unsecured; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, contested, uncontested, secured or unsecured.

         1.22 "Class" means one of the classes of Claims or Interests defined in
Article III hereof.

         1.23 "Company" or "COPI" means Crescent Operating, Inc., a Delaware Corporation and its subsidiaries.

         1.24 "Confirmation" means the entry of a Confirmation Order confirming the Plan at or after a hearing pursuant to section 1129 of the Bankruptcy Code.

         1.25 "Confirmation Date" means the date the Confirmation Order is entered on the docket by the Clerk of the Bankruptcy Court.

         1.26 "Confirmation Order" means the order entered by the Bankruptcy Court determining that the Plan meets the requirements of Chapter 11 of the Bankruptcy Code and is entitled to Confirmation pursuant to Section 1129 of the Bankruptcy Code.


         1.27 [Intentionally omitted]




DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-4

                                                                         ANNEX A




         1.28 "COPI Cold Storage" means COPI Cold Storage, LLC, a wholly-owned subsidiary of COPI that owns the Americold Logistics Interest.

         1.29 "Creditors' Committee" means the Official Committee of Unsecured Creditors appointed in the Chapter 11 case by the United States Trustee pursuant to Section 1102 of the Bankruptcy Code, as constituted by the addition or removal of members from time to time.

         1.30 "Crescent" means Crescent Real Estate Equities Limited
Partnership.

         1.31 "Crescent REIT" means Crescent Real Estate Equities Company, a Texas real estate investment trust.

         1.32 "Crescent REIT Common Shares" means the common shares of beneficial interest, par value $.01 of Crescent REIT being distributed to holders of Old COPI Common Stock pursuant to the terms of this Plan and the Settlement Agreement.

         1.33 "CRESCENT SPINCO" means the entity created by Crescent REIT for the benefit of its shareholders which will be capitalized by Crescent or Crescent REIT with at least $15 million.

         1.34 "Debtor" means COPI.

         1.35 "Disputed Claim" means a Claim as to which a proof of claim has been Filed or deemed Filed under applicable law, as to which an objection has been or may be timely Filed and which objection, if timely Filed, has not been withdrawn on or before any date fixed for Filing such objections by the Plan or Order of the Bankruptcy Court and has not been overruled or denied by a Final Order. Prior to the time that an objection has been or may be timely Filed, for the purposes of the Plan, a Claim shall be considered a Disputed Claim to the extent that: (i) the amount of the Claim specified in the proof of claim exceeds the amount of any corresponding Claim Scheduled by the Debtor in its Schedules of Assets and Liabilities to the extent of such excess; or (ii) no corresponding Claim has been Scheduled by the Debtor in its Schedules of Assets and Liabilities.

         1.36 "Distribution Date" means the date the Reorganized Debtor commences distributions under the Plan.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-5

                                                                         ANNEX A

         1.37 "Distributions" means the properties or interests in property to be paid or distributed hereunder to the holders of Allowed Claims.

         1.38 "Docket" means the docket in the Reorganization Case maintained by the Clerk.

         1.39 "Effective Confirmation Order" means the Confirmation Order rendered by the Bankruptcy Court or other court of competent jurisdiction that has been entered on the docket and (unless otherwise ordered by such court) as to which (i) both (a) the time to seek reconsideration, rehearing, or new trial by the rendering court (hereinafter, a ("Post-Trial Motion"), and (b) the time (including time resulting from a timely filed motion under Rule 8002(c) under the Federal Rules of Bankruptcy Procedure) to appeal or to seek a petition for review or certiorari (hereinafter, an "Appellate Court Review"), has expired (without regard to whether time to seek relief of a judgment under Rule 60(b) of the Federal Rules of Civil Procedure or Rule 9024 of the Federal Rules of Bankruptcy Procedure has expired); and (ii) either (a) no Post-Trial Motion or request for Appellate Court Review is pending, or (b) a Post-Trial Motion or a request for Appellate Court Review is pending but the subject order of judgment has not been stayed, amended, modified or reversed by a court of competent jurisdiction or, if stayed, such stay has been vacated or is no longer in effect. Without limiting the foregoing, the pendency of, or request for, a Post-Trial Motion or an Appellate Court Review shall not prevent an order from becoming final and being implemented, absent the entry of a stay by a court of competent jurisdiction and the continuation thereof.

         1.40 "Effective Date" means the date selected by the Debtor on which all of the conditions required in Section 9.1 have occurred, except as expressly waived as provided in Section 9.2 of the Plan.

         1.41 "Employee Claim" means a Claim based on salaries, wages, sales commissions, expense reimbursements, accrued vacation pay, health-related benefits, incentive programs, employee compensation guarantees, severance or similar employee benefits.

         1.42 "Estates" means the estates created in these reorganization cases under section 541 of the Bankruptcy Code.

         1.43 "Executory Contract" means any unexpired lease and/or executory contract as set forth in section 365 of the Bankruptcy Code.

         1.44 "File" or "Filed" means filed with the Bankruptcy Court in the Reorganization Case.

         1.45 "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the Docket in the Reorganization Case, which has not been reversed, stayed, modified or amended, and as to which (i) the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely filed, or (ii) any appeal that has been or may be taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-6

                                                                         ANNEX A

         1.46 "Impaired" means that class of Claims or Interests that is impaired within the meaning of 11 U.S.C. Section 1124.

         1.47 "Interest" means the rights of the owners and/or holders of outstanding share or shares of the Company's Common Stock with respect of such Interest as of the date immediately preceding the Petition Date.

         1.48 "New COPI Common Stock" means the stock of Reorganized COPI.

         1.49 "Old COPI Common Stock" means the issued and outstanding common stock of COPI on the Petition Date.

         1.50 "Old Warrants and Stock Options" means all warrants and stock options issued by COPI and still exercisable prior to the Effective Date.

         1.51 "Order" means an order or judgment of the Bankruptcy Court as entered on the Docket.

         1.52 "Person" means any individual, corporation, general partnership, limited partnership, association, joint stock company, joint venture, estate, trust, indenture trustee, government or any political subdivision, governmental unit (as defined in the Bankruptcy Code), official committee appointed by the United States Trustee, unofficial committee of creditors or equity holders or other entity.

         1.53 "Petition Date" means _______, 2002, the date on which COPI filed its voluntary Chapter 11 petition.


         1.54 "Plan" means this Plan of Reorganization in its present form, or as it may be amended, modified, and/or supplemented from time to time in accordance with the Code, or by agreement of all affected parties, or by order of the Bankruptcy Court, as the case may be, all with the consent of Crescent.


         1.55 "Plan Administrator" means the person designated by COPI and retained, as of the Effective Date, by Reorganized COPI with approval of the Bankruptcy Court, as the fiduciary responsible for, among other things, holding and distributing consideration to be distributed to holders of Claims and implementing the Plan pursuant to the terms of the Plan, the Plan Administration Agreement, the Confirmation Order or any other order entered by the Bankruptcy Court

         1.56 "Pre-Petition Priority Tax Claim" means an Unsecured Allowed Claim of a governmental entity as provided by section 507(a)(8) of the Bankruptcy Code.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-7

                                                                         ANNEX A

         1.57 "Pre-Petition Secured Tax Claim" means an Allowed Secured Claim of a governmental entity whose claim would be a Priority Claim under section 507(a)(8) of the Bankruptcy Code if it was not a Secured Claim.

         1.58 "Priority Claim" means any Claim against any of the Debtor entitled to priority under 11 U.S.C. Sections 507(a) of the Bankruptcy Code, other than an Administrative Expense Claim or a Pre-Petition Priority Tax Claim.

         1.59 "Pro Rata" means proportionately, based on the percentage of the distribution made on account of a particular Allowed Claim bears to the distributions made on account of all Allowed Claims of the Class in which the Allowed Claim is included.

         1.60 "Proxy Statement/Disclosure Statement" means the Proxy Statement/Disclosure Statement Filed by the Debtor, submitted to holders of Claims and Interests in connection with the pre-Petition Date solicitation of acceptances of the Plan, as it may have been amended or supplemented from time to time.

         1.61 "Rejection Claim" means a Claim resulting from the rejection of a lease or executory contract by the Debtor.

         1.62 "Reorganization Case or Bankruptcy Case" means the Debtor's case under Chapter 11 of the Bankruptcy Code.

         1.63 "Reorganized COPI" or "Reorganized Debtor" means COPI as it shall exist after the Effective Date of this Plan

         1.64 "Schedules" means the Schedules of Assets and Liabilities, Statement of Financial Affairs and Statement of Executory Contracts which have been filed by the Debtor with the Bankruptcy Court as amended or supplemented on or before the Confirmation Date, listing the liabilities and assets of Debtor.

         1.65 "Secured Claim" means any Claim that is secured by a lien on property in which the Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code.

         1.66 "Security Agreement" means the documentation evidencing a lien against property.

         1.67 "Seller Notes" means the following promissory notes:

         (a) Note dated July 1, 1999 in the original principal amount of $3,528,000 payable to Earl L. Lester, Jr.;


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-8

                                                                         ANNEX A

         (b) Note dated July 1, 1999 in the original principal amount of $618,000 payable to Howard T. Tellepsen, Jr.;

         (c) Note dated July 1, 1999 in the original principal amount of $618,000 payable to Karen Tellepsen;

         (d) Note dated July 1, 1999 in the original principal amount of $618,000 payable to Tom Tellepsen, Jr.;

         (e) Note dated July 1, 1999 in the original principal amount of $618,000 payable to Linda Lester Griffin;


         (f) Note dated July 31, 1998 in the original principal amount of $648,804 payable to William J. Harvey;


         (g) Note dated July 31, 1998 in the original principal amount of $81,100 payable to Betty J. Harvey; and


         (h) Note dated July 31, 1998 in the original principal amount of $428,674 payable to Roy E. Harvey, Jr., all which were purchased by and assigned to Crescent prior to the Petition Date.


         1.68 "Settlement Agreement" means the Settlement Agreement dated as of February 14, 2002, as amended by the First Amendment to the Settlement Agreement dated as of October 1, 2002, by and among Crescent, Crescent REIT and COPI, Rosestar Management, LLC, Canyon Ranch Leasing, LLC, Wine Country Hotel, LLC, Rosestar Southwest, LLC and COI Hotel Group, Inc. settling the obligations of COPI and the identified subsidiaries to Crescent and Crescent REIT, all of which were in default in their obligations to Crescent and Crescent REIT at the time of the execution of the Settlement Agreement.


         1.69 "Tax Claim" means an Unsecured Allowed Claim of a governmental entity as provided by Section 507(a)(8) of the Code.

         1.70 "Unsecured Claim" means any Claim that is not an Administrative Expense Claim, Tax Claim or Secured Claim.

         1.71 "Voting Record Date" means _____________, 2002.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                           A-9

                                                                         ANNEX A

                                    ARTICLE 2

                                 DESIGNATION OF
                              CLAIMS AND INTERESTS

         2.1 SUMMARY. The following is a designation of the classes of Claims and Interests under the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Tax Claims described in
Article 3 of the Plan have not been classified and are excluded from the following classes. A Claim or Interest is classified in a particular class only to the extent that the Claim or Interest qualifies within the description of that class, and is classified in another class or classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other class or classes. A Claim or Interest is classified in a particular class only to the extent that the Claim or Interest is an Allowed Claim or Allowed Interest in that class and has not been paid, released or otherwise satisfied before the Effective Date; a Claim or Interest which is not an Allowed Claim or Interest is not in any Class. Notwithstanding anything to the contrary contained in the Plan, no distribution shall be made on account of any Claim or Interest which is not an Allowed Claim or Allowed Interest.

         Class                                 Status
         -----                                 ------
A.       SECURED CLAIMS

         Class 1: Crescent Secured Claims      Impaired - entitled to vote

         Class 2: Bank of America Claims       Impaired- entitled to vote

B.       UNSECURED CLAIMS

         Class 3: Priority Claims              Unimpaired - not entitled to vote

         Class 4: General Unsecured Claims     Unimpaired - not entitled to vote

         Class 5: Seller Notes Claims          Impaired - entitled to vote

         Class 6: Crescent Unsecured Claims    Impaired - entitled to vote


C.       INTERESTS

         Class 7: Old COPI Common Stock        Impaired - entitled to vote

         Class 8: Old Warrants and Stock       Impaired-deemed to have rejected
         Options


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-10

                                                                         ANNEX A

                                    ARTICLE 3

                        TREATMENT OF UNCLASSIFIED CLAIMS

         3.1 ADMINISTRATIVE EXPENSE CLAIMS.

                  (a) GENERAL. Subject to the bar date provisions herein, unless otherwise agreed to by the parties, each holder of an Allowed Administrative Expense Claim shall receive either (i) Cash equal to the unpaid portion of such Allowed Administrative Expense Claim or (ii) such other payments as are agreed by the holder of such Allowed Administrative expense claim and the debtor or on the later of (x) the Effective Date or as soon as practicable thereafter, (Y) the Allowance Date, and (Z) such other date as is mutually agreed upon by the Debtor and the holder of such Claim; provided, however, that, unless the holder objects prior to the Confirmation Hearing Date, Administrative Expense Claims that represent liabilities incurred by the Debtor in the ordinary course of their business during the Reorganization Case shall be paid by Reorganized Debtor in the ordinary course of business and in accordance with any terms and conditions of any agreements relating thereto. Payments on Administrative Expense Claims shall be made by the Reorganized Debtor.

                  (b) PAYMENT OF STATUTORY FEES. All fees payable pursuant to 28 U.S.C. Section 1930 shall be paid in Cash equal to the amount of such Administrative Expense Claim when due.

                  (c) BAR DATE FOR ADMINISTRATIVE EXPENSE CLAIMS.

                           (i) GENERAL PROVISIONS. Except as provided below in
Sections 3.1(c)(iii), 3.1(c)(iv) and 3.1(c)(v) of the Plan, requests for payment of Administrative Expense Claims must be Filed no later than forty-five (45) days after the Effective Date. Holders of Administrative
Expense Claims (including, without limitation, professionals requesting compensation or reimbursement of expenses and the holders of any Claims for federal, state or local taxes) that are required to File a request for payment of such Claims and that do not File such requests by the applicable bar date shall be forever barred from asserting such Claims against the Debtor, any of its affiliates or any of their respective property.

                           (ii) PROFESSIONALS. All professionals or other
entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date (including, without limitation, any compensation requested by any professional or any other entity for making a substantial contribution in the Reorganization Case) shall File and serve on the Reorganized Debtor and [the Creditors' Committee] an application for final allowance of compensation and reimbursement of expenses no later than forty-five
(45) days after the Effective Date. Objections to applications of professionals for compensation or


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-11

                                                                         ANNEX A

reimbursement of expenses must be Filed and served on Debtor and the professionals to whose application the objections are addressed no later than seventy (70) days after the Effective Date. Any professional fees and reimbursements or expenses incurred by the Reorganized Debtor subsequent to the Effective Date may be paid without application to the Bankruptcy Court.

                           (iii) ORDINARY COURSE LIABILITIES. Holders of
Administrative Expense Claims based on liabilities incurred in the ordinary course of the Debtor's business (other than Claims of governmental units for taxes or Claims and/or penalties related to such taxes) shall not be required to File any request for payment of such Claims. Such liabilities shall be paid by the Reorganized Debtor as they become due in the ordinary course of business after the Effective Date.

                           (iv) CONTRACTUAL EMPLOYEE CLAIMS. Holders of Claims
under employment contracts approved by the Court shall not be required to File any request for payment of such Claims and such Claims shall be paid in full on the Effective Date.

                           (v) TAX CLAIMS. All requests for payment of
Administrative Expense Claims and other Claims by a governmental unit for taxes (and for interest and/or penalties related to such taxes) for any tax year or period, all or any portion of which occurs or falls within the period from and including the Petition Date through and including the Effective Date ("Post-Petition Tax Claims") and for which no bar date has otherwise been previously established, must be Filed on or before the later of (i) 45 days following the Effective Date; and (ii) 90 days following the filing with the applicable governmental unit of the tax return for such taxes for such tax year or period. Any holder of any Post-Petition Tax Claim that is required to File a request for payment of such taxes and does not File such a Claim by the applicable bar date shall be forever barred from asserting any such Post-Petition Tax Claim against the Debtor or its property, whether any such Post-Petition Tax Claim is deemed to arise prior to, on, or subsequent to the Effective Date. To the extent that the holder of a Post-Petition Tax Claim holds a lien to secure its Claim under applicable state law, the holder of such Claim shall retain its lien until its Allowed Claim has been paid in full.

         3.2 TREATMENT OF CRESCENT REIT ADMINISTRATIVE CLAIM. To the extent that Crescent or Crescent REIT has an Administrative Expense Claim arising out of its post-petition loans to the Debtor, Reorganized COPI shall deliver and transfer to Crescent or Crescent REIT any and all COPI property not otherwise distributed under the Plan; provided, however, that if the Plan is confirmed, whether consensually or over the objection of other holders of Allowed Claims or Interests, Crescent and Crescent REIT agree not to object to confirmation on the grounds that it will not receive a distribution under the Plan on account of its Administrative Expense Claim.

         3.3 TREATMENT OF PRE-PETITION PRIORITY AND SECURED TAX CLAIMS. Each holder of an Allowed Pre-Petition Tax Claim or Secured Tax Claim shall be paid by the Reorganized Debtor, within twenty (20) days after the later to occur of of the Allowance Date or the Effective Date. The liens of each holder of a Pre-Petition Secured Tax Claim shall remain in full force and effect until the Pre-Petition


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-12

                                                                         ANNEX A

Secured Tax Claim is paid in full. Failure by the Reorganized Debtor to timely make a payment on an Allowed Pre-Petition Priority Tax Claim or Secured Tax Claim shall be an event of default. If the Reorganized Debtor fails to cure a default within twenty (20) days after service of written notice of default from the holder of the Allowed Pre-Petition Secured Tax Claim, then the holder of such Allowed Pre-Petition Priority Claim or Secured Tax Claim may enforce the total amount of its Claim, plus interest as provided in the Plan, against the Reorganized Debtor in accordance with applicable state or federal laws.

                                    ARTICLE 4

                         CLASSIFICATION AND TREATMENT OF
                         CLASSIFIED CLAIMS AND INTERESTS

         4.1 CLASS 1 - CRESCENT SECURED CLAIMS

                  (a) Classification: Class 1 consists of the Allowed Crescent Secured Claims.

                  (b) Treatment: Class 1 is impaired and is entitled to vote on the Plan. Crescent will retain its pre-petition liens and upon Crescent's request, Reorganized COPI shall deliver and transfer to Crescent any and all COPI property pledged to Crescent.

         4.2 CLASS 2 - BANK OF AMERICA SECURED CLAIM

                  (a) Classification: Class 2 consists of the Allowed Bank of America Claim.

                  (b) Treatment: Class 2 is impaired and the holder of the allowed Claim in Class 2 is entitled to vote on the Plan. The Allowed Class 2 Claim will either (i) be paid in full as soon after the Effective Date as is practicable, or (ii) the Debtor will deliver its equity interest in COPI Cold Storage to Bank of America in full satisfaction of Its Allowed Secured Claim.

         4.3 CLASS 3 - PRIORITY CLAIMS.

                  (a) Classification: Class 3 consists of all non-tax Priority Claims.

                  (b) Treatment: Class 3 is unimpaired and the holders of Allowed Claims in Class 3 are not entitled to vote on the Plan. Unless otherwise agreed to by the parties, each holder of an Allowed Claim in Class 3 will be paid the Allowed amount of such Claim in full in cash by the Reorganized Debtor on or before the later of (a) the first practicable date after the Effective Date, (b) the Allowance Date, and (c) such other date as is mutually agreed upon by the Reorganized Debtor and the holder of such Claim.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-13

                                                                         ANNEX A

         4.4 CLASS 4 - GENERAL UNSECURED CLAIMS

                  (a) Classification: Class 4 consists of Allowed Unsecured Claims that are not Class 3, Class 5 or Class 6 Claims.

                  (b) Treatment: Class 4 is unimpaired and the holders of Allowed Claims in Class 4 are not entitled to vote on the Plan. Each holder of an Allowed Class 4 Claim will be paid the full amount of its Allowed Claim, or as otherwise agreed upon, as soon as practicable after the later of (i) the Effective Date, (ii) the Allowance Date, or (iii) the date such payment becomes due in the ordinary course of business, or shall be paid on such other terms as are agreed between the holder of such Allowed Class 4 Claim and the Debtor.

         4.5 CLASS 5 - SELLER NOTES CLAIMS

                  (a) Classification: Class 5 consists of the Allowed Claims of the holders of the Seller Notes.

                  (b) Treatment: Class 5 is impaired and the holders of the Allowed Claims in Class 5 are entitled to vote on the Plan. If the plan is Confirmed, Crescent REIT agrees not to receive a distribution on its Class 5 claim from COPI but Crescent REIT will retain the liens that secure the Seller notes.

         4.6 CLASS 6 - CRESCENT UNSECURED CLAIMS

                  (a) Classification: Class 6 consists of the Allowed Unsecured Claims of Crescent and Crescent REIT.

                  (b) Treatment: Class 6 is impaired and is entitled to vote on the Plan. Upon Crescent's request, Reorganized COPI shall deliver and transfer to Crescent any and all COPI property not otherwise distributed under the Plan; provided, however, that if the Plan is confirmed, whether consensually or over the objection of other holders of Allowed Claims or Interests, Crescent agrees not to object to confirmation on the grounds that it may not receive a distribution under the Plan on account of its Unsecured Claim.

         4.7 CLASS 7 - OLD COPI COMMON STOCK

                  (a) Classification: Class 7 consists of all Interests in Old COPI Common Stock.


                  (b) Treatment: If Class 7 accepts the Plan, each holder of Old COPI Common Stock on the Confirmation Date shall receive, through distribution on the Effective Date or as soon thereafter as practicable, or, at the election of Crescent, through distribution when the Confirmation Order becomes a Final Order, the number of Crescent REIT Common Shares equal to the product of (i) (A) the number of shares of COPI Common Stock owned by



DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-14

                                                                         ANNEX A


such holder on the Confirmation Date, divided by (B) the total number of shares of COPI Common Stock outstanding on the Confirmation Date and (ii) the quotient of (A) the Consideration Amount (as defined below) and (B) the average of the daily closing prices per Crescent REIT Common Share as reported on the New York Stock Exchange Composite Transactions reporting system for the 10 consecutive trading days immediately preceding the Confirmation Date. For purposes of this section, the Consideration Amount shall be $10,828,497 less an amount, if any, equal to the amount by which the CEI/COPI payments exceed $5,200,000, but in no event less than $2,165,699.40. No certificate or scrip representing fractional Crescent REIT Common Shares shall be issued, and all fractional shares shall be rounded up or down to the nearest whole Crescent REIT Common Share. The Old COPI Common Stock shall be cancelled. If Class 7 rejects the Plan, Class 7 will receive no distribution under the Plan.


         4.8 CLASS 7 - OLD WARRANTS AND STOCK OPTIONS

                  (a) Classification: Class 8 consists of Old Warrants and Stock Options.

                  (b) Treatment: Class 8 will receive no distribution under the Plan and the Old Warrants and Stock Options shall be cancelled on the Effective Date.


                                    ARTICLE 5

                       ACCEPTANCE OR REJECTION OF THE PLAN

         5.1 VOTING CLASSES. The holders of Claims in Classes 1, 2, 5 and 6 and Interests in Class 7 are impaired and shall be entitled to vote to accept or reject the Plan.

         5.2 PRESUMED ACCEPTANCE. The holders of the Class 3 and Class 4 Claims are unimpaired, are not being solicited to accept or reject the Plan and are presumed to have accepted the Plan.

         5.3 DEEMED REJECTION. The holders of the Class 8 Interests are impaired and receive no distribution under the Plan. As a result, Class 8 is deemed to have rejected the Plan.


                                    ARTICLE 6

                MANNER OF DISTRIBUTION OF PROPERTY UNDER THE PLAN

         6.1 DISTRIBUTION PROCEDURES. Except as otherwise provided in the Plan, all distributions of Cash and other property shall be made by the Reorganized Debtor or the Plan Administrator on the later of the Effective Date or the Allowance Date, or as soon thereafter as practicable. Distributions required to be made on a particular date shall be deemed to have been made on such date if actually made on such date or as


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-15

                                                                         ANNEX A

soon thereafter as practicable; provided, however, that at Crescent's election, a distribution to shareholders may not occur until the Confirmation Order becomes a Final Order . No payments or other distributions of property shall be made on account of any Claim or portion thereof unless and until such Claim or portion thereof is Allowed.

         For purposes of applying this Section 6, the holders of Allowed Interests under or evidenced by Old COPI Common Stock shall, in the case of Old COPI Common Stock held in street name, mean the beneficial holders thereof as of the Confirmation Date.

         6.2 DISTRIBUTION OF CRESCENT REIT COMMON SHARES. The Plan Administrator or its agent shall distribute all of the Crescent REIT Common Shares to be distributed under the Plan. If Class 7 accepts the Plan, the initial distribution of Crescent REIT Common Shares on account of Allowed Interests shall be on the Effective Date or as soon thereafter as practicable; provided, however, that at Crescent's election, a distribution to shareholders may not occur until the Confirmation Order becomes a final order. The Plan Administrator may employ or contract with other entities to assist in or perform the distribution of Crescent REIT Common Shares. The total number of Crescent Real Estate shares to be distributed under the Plan may not be finally determined as of the date of the initial distribution. If a subsequent distribution is required, it may be made, at Crescent Real Estate's election, in cash or in additional shares of Crescent Real Estate common stock. If the distribution is in additional Crescent Real Estate shares, the number of shares shall be determined using the same Crescent Real Estate stock price as as used to determine the number of shares in the initial distribution.

         6.3 SURRENDER AND CANCELLATION OF OLD SECURITIES.

                  As a condition to receiving the Crescent REIT Common Shares, the record holders of Old COPI Common Stock as of the Confirmation Date shall surrender their Old COPI Common Stock, if held in certificate form to the Plan Administrator or its agent. As soon as practicable following the Effective Date, the Plan Administrator shall mail to each record holder of Old COPI Common Stock prior to the Confirmation Date, a letter of transmittal which shall specify that DELIVERY shall be effected, and risk of loss and title to the stock certificates shall pass only upon actual delivery of the Old COPI Common Stock certificates to the Plan Administrator, and shall contained instructions for use in effecting the surrender of the Old COPI Common Stock Certificates. When a holder surrenders its Old COPI Common Stock to COPI, COPI shall hold the instrument in "book entry only" until such instruments are canceled. Upon surrender for cancellation to the Plan Administrator of a certificate, together with such letter of transmittal, duly executed, the holder of such Old COPI Common Stock Certificate Shall be entitled to a certificate representing the number of Crescent REIT Common shares to which such holder of Old COPI Common Stock is entitled under the plan. Any holder of Old COPI Common Stock whose instrument has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such instrument, deliver to COPI: (a) evidence satisfactory to COPI of the loss, theft, mutilation or destruction of such instrument, and (b) such security or indemnity that may be reasonably required by COPI to hold the COPI and Crescent harmless with respect to any such representation of the holder. Upon compliance with the preceding sentence, such holder shall, for all


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-16

                                                                         ANNEX A

purposes under the Plan, be deemed to have surrendered such instrument. Any holder of Old COPI Common Stock which has not surrendered or been deemed to have surrendered its Old COPI Common Stock within two years after the Effective Date, shall have its Interest as a holder of Old COPI Common Stock disallowed, shall receive no distribution on account of its Interest as a holder of Old COPI Common Stock, and shall be forever barred from asserting any Interest on account of its Old COPI Common Stock.

                  As of the Confirmation Date, COPI shall close its stock books and transfer ledgers. After the Confirmation Date and prior to surrender, all Old COPI Common Stock shall represent only the right to participate in the distributions provided in the Plan on account of such Old COPI Common Stock. If a certificate representing Old COPI Common Stock is presented for transfer, it will be canceled and a certificate representing the appropriate number of whole Crescent REIT Common Shares and cash on account of any dividends and distributions will be issued in exchange therefor. After the confirmation date and until the effective date of the COPI bankruptcy plan, shares of COPI common stock will be deemed for all corporate purposes to evidence only the right to receive the number of Crescent REIT Common Shares To which the holder is entitled under the COPI bankruptcy plan.

                  On the Confirmation Date of the COPI bankruptcy, COPI will close its stock transfer books, and no further transfers of COPI common stock will be possible. On the date on which the COPI bankruptcy plan becomes effective, all shares of COPI common stock shall automatically be canceled and retired and shall cease to exist. Each holder of a stock certificate shall cease to have any rights with respect thereto, except the right to receive certificates representing the Crescent REIT Common Shares to which such holder is entitled based on the number of shares held by the holder on the confirmation date. No fractional Crescent REIT Common Shares will be issued, and any fractional share amounts shall be rounded up or down to the closest number of whole Crescent REIT Common Shares.

         6.4 DISPUTED CLAIMS. Notwithstanding any other provisions of the Plan, no payments or distributions shall be made on account of any Disputed Claim or Interest until such Claim or Interest becomes an Allowed Claim or Interest, and then only to the extent that it becomes an Allowed Claim or Interest.

         6.5 MANNER OF PAYMENT UNDER THE PLAN. Cash payments made pursuant to the Plan shall be in U.S. dollars by checks drawn on a domestic bank selected by the Reorganized Debtor, or by wire transfer from a domestic bank, at Reorganized Debtor's option, except that payments made to foreign trade creditors holding Allowed Claims may be paid, at the option of Reorganized Debtor in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

         6.6 DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS.

                  (a) DELIVERY OF DISTRIBUTIONS IN GENERAL. Except as provided below in Section 6.7(b) for holders of undeliverable distributions, distributions to holders of Allowed Claims shall be distributed by mail as follows: (a) except in the case of the holder of Old COPI Common Stock, (1) at the addresses set forth on the respective proofs of claim filed by such holders;
(2) at the addresses set forth in any written


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-17

                                                                         ANNEX A

notices of address changes delivered to the Reorganized Debtor after the date of any related proof of claim; or (3) at the address reflected on the Schedule of Assets and Liabilities Filed by the Debtor if no proof of claim or proof of interest is Filed and the Reorganized Debtor have not received a written notice of a change of address; and (b) in the case of the holder of Old COPI Common Stock, as provided in Sections 6.3 and 6.4 of the Plan.

                  (b) UNDELIVERABLE DISTRIBUTIONS.

                             (i) HOLDING AND INVESTMENT OF UNDELIVERABLE
PROPERTY. If the distribution to the holder of any Claim is returned to the Reorganized Debtor as undeliverable, no further distribution shall be made to such holder unless and until the Reorganized Debtor are notified in writing of such holder's then current address. Subject to Section 7.8(b)(ii) of the Plan, undeliverable distributions shall remain in the possession of the Reorganized Debtor pursuant to this Section until such times as a distribution becomes deliverable.

                             Unclaimed Cash (including interest) shall be held
in trust in a segregated bank account in the name of the Reorganized Debtor, for the benefit of the potential claimants of such funds, and shall be accounted for separately. For a period of two years after the Effective Date, Undeliverable Crescent REIT Common Shares shall be held in trust for the benefit of the potential claimants of such securities by the Plan Administrator in a number of shares sufficient to provide for the unclaimed amounts of such securities, and shall be accounted for separately.

                             (ii) DISTRIBUTION OF UNDELIVERABLE PROPERTY AFTER
IT BECOMES DELIVERABLE AND FAILURE TO CLAIM UNDELIVERABLE PROPERTY. Any holder of an Allowed Claim who does not assert a claim for an undeliverable distribution held by the Reorganized Debtor within one (1) year after the Effective Date shall no longer have any claim to or interest in such undeliverable distribution, and shall be forever barred from receiving any distributions under the Plan. In such cases, any funds held in reserve for such claim shall become unrestricted cash of the Reorganized Debtor and, upon entry of the Final Decree and dissolution of COPI, shall be delivered to Crescent.

         6.7 DE MINIMIS DISTRIBUTIONS. No Cash payment of less than twenty-five dollars ($25.00) shall be made to any holder on account of an Allowed Claim unless a request therefor is made in writing to the Reorganized Debtor.

         6.8 FAILURE TO NEGOTIATE CHECKS. Checks issued in respect of distributions under the Plan shall be null and void if not negotiated within 60 days after the date of issuance. Any amounts returned to the Reorganized Debtor in respect of such checks shall be held in reserve by the Reorganized Debtor. Requests for reissuance of any such check may be made directly to the Reorganized Debtor by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such voided check is required to be made before the second anniversary of the Effective Date. All Claims in respect of void checks and the underlying distributions shall be discharged and forever barred from assertion against the Reorganized Debtor and their property.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-18

                                                                         ANNEX A

         6.9 COMPLIANCE WITH TAX REQUIREMENTS. In connection with the Plan, to the extent applicable, the Reorganized Debtor shall comply with all withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.

         6.10 SETOFFS. Unless otherwise provided in a Final Order or in the Plan, the Debtor may, but shall not be required to, set off against any Claim and the payments to be made pursuant to the Plan in respect of such Claim, any claims of any nature whatsoever the Debtor may have against the holder thereof or its predecessor, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such Claims the Debtor may have against such holder or its predecessor.

         6.11 FRACTIONAL INTERESTS. The calculation of the percentage distribution of Crescent REIT Common Shares to be made to holders of Old COPI Common Stock as provided elsewhere in the Plan may mathematically entitle the holder of such an Allowed Interest to a fractional interest in such Crescent REIT Common Shares. The number of shares of Crescent REIT Common Shares to be received by a holder of an Allowed Interest shall be rounded to the next lower whole number of shares. No consideration shall be provided in lieu of the fractional shares that are rounded down and not issued.

                                    ARTICLE 7

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

         7.1 REJECTION OF ALL EXECUTORY CONTRACTS AND LEASES NOT ASSUMED. The Plan constitutes and incorporates a motion by the Debtor to reject, as of the Confirmation Date, all pre-petition executory contracts and unexpired leases to which the Debtor is a party, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to a Final Order, or (ii) is the subject of a pending motion for authority to assume the contract or lease Filed by the Debtor prior to the Confirmation Date. Assumption by any of the Debtor shall constitute assumption by the Reorganized Debtor as the successor to each of the Debtor.

         7.2 BAR DATE FOR FILING OF REJECTION CLAIMS. Any Claim for damages arising from the rejection under the Plan of an executory contract or unexpired lease must be Filed within thirty (30) days after the mailing of notice of Confirmation or be forever barred and unenforceable against the Debtor, the Estate, any of its affiliates and its properties and barred from receiving any distribution under the Plan.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-19

                                                                         ANNEX A

                                    ARTICLE 8

                     MEANS FOR EXECUTION AND IMPLEMENTATION
                                   OF THE PLAN


         8.1 FUNDING OF OBLIGATIONS BY CRESCENT AND CRESCENT REIT UNDER SETTLEMENT AGREEMENT. On the Effective Date, to the extent that COPI has insufficient funds to make the payments to holders of Allowed Administrative and Priority Claims and Class 3, 4 and 5 Claims, Crescent shall provide COPI with sufficient funds to pay such Allowed Claims in accordance with, and as limited by, the terms of the Settlement Agreement.


         8.2 TRANSFER OF CRESCENT REIT COMMON SHARES TO PLAN ADMINISTRATOR. If Class 7 accepts the Plan, Crescent shall deposit with the Plan Administrator, in trust for the holders of Old COPI Common Stock whose shares are being converted under the Plan, certificates representing the Crescent REIT Common Shares issuable in exchange for the Old COPI Common Stock and cash or other property to pay or make any dividends or distributions on account of the Crescent REIT Common Shares. The Crescent REIT Common Shares and cash delivered to the Plan Administrator shall be the Exchange Fund. The Plan Administrator shall invest any cash included in the Exchange Fund as directed by Crescent REIT, on a daily basis. Any interest or other income resulting from such investments shall be paid to Crescent REIT.

         8.3 REGISTRATION OF CRESCENT REIT COMMON SHARES BEING DISTRIBUTED UNDER PLAN. Prior to the Effective Date, Crescent REIT will have registered under the Securities Act of 1933 all of the Crescent REIT Common Shares issuable under the Plan.

         8.4 PURCHASE OF COPI COLD STORAGE INTERESTS BY CRESCENT SPINCO. Prior to the Effective Date and in accordance with the terms of the Settlement Agreement, Crescent REIT shall spin-off to Crescent REIT's shareholders and Crescent's limited partners. Crescent SPINCO which will be capitalized with at least an amount necessary to purchase COPI'S equity interests in COPI Cold Storage and not less than $15 million. Crescent SPINCO shall acquire all of COPI's interest in COPI Cold Storage. The purchase price for the equity interests in COPI Cold Storage shall be an amount to be agreed upon between Crescent and COPI, which shall be not less than $15,000,000 and not more than $15,500,000. COPI shall use all of the proceeds as are necessary to repay the full principal balance (including accrued and unpaid interest) of the Bank of America Secured Claims.

         8.5 NEW COPI COMMON STOCK. On the Effective Date, pursuant to the Confirmation Order and without any further action by the stockholders or directors of the Debtor or the Reorganized COPI, the Reorganized COPI shall issue a single share of New COPI Common Stock which shall be held by the Plan Administrator as nominee for the holders of Allowed Claims against Debtor.

         8.6 CANCELLATION OF OLD COPI COMMON STOCK. At the confirmation date of the COPI


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-20

                                                                         ANNEX A

bankruptcy, COPI will close its stock transfer books, and no further transfers of COPI common stock will be possible. On the date on which the COPI bankruptcy plan becomes effective, all shares of COPI common stock shall automatically be canceled and retired and shall cease to exist. Each holder of a stock certificate shall cease to have any rights with respect thereto, except the right to receive certificates representing the Crescent REIT Common Shares to which such holder is entitled based on the number of shares held by the holder on the confirmation date. No fractional Crescent REIT Common Shares will be issued, and any fractional share amounts shall be rounded up or down to the closest number of whole Crescent REIT Common Shares.

         8.7 CHARTER AND BYLAWS. The certificate of incorporation of the Reorganized Debtor shall read substantially as set forth in the Amended Certificate of Incorporation. The Bylaws of the Reorganized Debtor shall read substantially as set forth in the Amended Bylaws.

         8.8 CORPORATE ACTION. Upon entry of the Confirmation Order, the following shall be and be deemed authorized and approved in all respects: (i) the filing by Reorganized COPI of the Amended Certificate of Incorporation, and
(ii) the Amended Bylaws. On the Effective Date, or as soon thereafter as is practicable, the Reorganized COPI shall file with the Secretary of State of the State of Delaware, in accordance with applicable state law, the Amended Certificate of Incorporation which shall conform to the provisions of the Plan and prohibit the issuance of non-voting equity securities. On the Effective Date, the matters provided under the Plan involving the capital and corporate structures and governance of the Reorganized COPI shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to applicable state laws without any requirement of further action by the stockholders or directors of the Debtor or the Reorganized COPI. On the Effective Date, the Reorganized Debtor shall be authorized and directed to take all necessary and appropriate actions to effectuate the transactions contemplated by the Plan and the PROXY STATEMENT/DISCLOSURE Statement.

         8.9 THE PLAN ADMINISTRATOR. On the Effective Date, the officers and boards of directors of the Debtor shall be deemed removed from office pursuant to the Confirmation Order and the operation of the Reorganized Debtor in accordance with the provisions of the Plan shall become the general responsibility of the Plan Administrator pursuant to and in accordance with the provisions of the Plan and the Plan Administration Agreement.

                  (a) RESPONSIBILITIES. The responsibilities of the Plan Administrator shall include prosecuting objections to and estimations of Claims; calculating and making all distributions in accordance with the Plan; filing all required tax returns and paying taxes and all other obligations on behalf of the Reorganized Debtor; providing to Crescent on a monthly basis an accounting of claims paid; an estimation of claims remaining to be paid; funds held by Reorganized COPI; and additional funds required from Crescent to pay Allowed Claims and the expenses of Reorganized COPI, including the expenses of the Plan Administrator; and such other responsibilities as may be vested in the Plan Administrator pursuant to the Plan, the Plan Administration Agreement or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-21

                                                                         ANNEX A

                  (b) POWERS. The powers of the Plan Administrator shall, without Bankruptcy Court approval in each of the following cases, include the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Reorganized Debtor from the Debtor's bank accounts in accordance with the Plan; the power to engage employees and professional persons to assist the Plan Administrator with respect to its responsibilities; the power to compromise and settle claims and causes of action on behalf of or against the Reorganized Debtor; and such other powers as may be vested in or assumed by the Plan Administrator pursuant to the Plan, the Plan Administration Agreement, the Amended Certificate of Incorporation, the Amended By-Laws or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan.

                  (c) COMPENSATION. In addition to reimbursement for the actual out-of-pocket expenses incurred, the Plan Administrator shall be entitled to reasonable compensation for services rendered on behalf of the Reorganized Debtor in an amount and on such terms as may be agreed to by the Debtor as reflected in the Plan Administration Agreement. Any dispute with respect to such compensation shall be resolved by agreement among the parties or, if the parties are unable to agree, determined by the Bankruptcy Court.

                  (d) INFORMATION AND REPORTING. The Plan Administrator shall file reports with the Bankruptcy Court no less often than as soon as practicable after the end of every calendar quarter with respect to the status of the execution and implementation of the Plan, including amounts expended for administrative expenses, amounts distributed to creditors and the amount of unpaid or Disputed Claims.

                  (e) TERMINATION. The duties, responsibilities and powers of the Plan Administrator shall terminate on the date following the entry of the Final Decree in the Bankruptcy case on which the Reorganized Debtor is dissolved under applicable state law in accordance with the Plan.

         8.10 RELEASES.

                  (a) On the Effective Date, the Reorganized Debtor, on its own behalf and as representative of the Debtor's estate, releases unconditionally, and hereby is deemed to release unconditionally (i) each of the Debtor's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (ii) Crescent and each of Crescent's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (iii) Crescent REIT and each of Crescent REIT's officers, directors, shareholders, employees, consultants, attorneys, accountants and other representatives, (iv) the Creditors' Committee, if any, and ,solely in their capacity as members and representatives of the Creditors' Committee , each member, consultant, attorney, accountant or other representative of the Creditors' Committee (the entities identified in (i), (ii), (iii) and (iv) are referred to collectively as, the "Releasees"), from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Releasees, the Debtor, the Chapter 11 Case or the Plan.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-22

                                                                         ANNEX A

                  (b) On the Effective Date, each holder of a Claim or Interest
(i) who has accepted the Plan, (ii) whose Claim or Interest is in a Class that has accepted or is deemed to have accepted the Plan pursuant to section 1126 of the Bankruptcy Code or (iii) who may be entitled to receive a distribution of property pursuant to the Plan, shall be deemed to have unconditionally released the Releasees, from any and all rights, claims, causes of action, obligations, suits, judgments, damages and liabilities whatsoever which any such holder may be entitled to assert, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, event or other occurrence taking place on or before the Effective Date in any way relating to the Debtor, the Chapter 11 Case or the Plan, provided however, that the foregoing shall not apply to all rights, claims and obligations created by or arising under the Plan.


                  (c) Notwithstanding the foregoing, if and to the extent that the Bankruptcy Court concludes that the Plan cannot be confirmed with any portion of the releases set forth in 8.10(b), then, with the consent of Crescent in its sole discretion, the Plan may be confirmed with that portion excised so as to give effect as much as possible to the foregoing releases without precluding confirmation of the Plan. The release of COPI shareholder claims will not apply to the claims, if any, of a person who sold their Old COPI Common Stock before the record date for voting on the Plan or who (i) either voted to reject the Plan, abstained from voting on the Plan or did not vote on the Plan and thereafter (ii) either did not receive or refused the distribution of Crescent REIT Common Shares provided for in the Plan. The release of COPI shareholder claims will not apply if Class 7 rejects the Plan. The releases provided herein do not diminish, alter or affect in any way the releases provided in the Settlement Agreement.


         8.11 PRESERVATION OF RIGHTS OF ACTION. Except as otherwise provided in the Plan, or in any contract, instrument, release, or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtor shall retain and may enforce any claims, rights and causes of action that the Debtor or the Estate may hold against any entity, including, without limitation, any claims, rights or causes of action arising under Chapter 5 of the Bankruptcy Code or any similar provisions of state law, or any other statute or legal theory. The Reorganized Debtor may pursue those rights of action, as appropriate, in accordance with what is in the best interests of the Reorganized Debtor.

         8.12 OBJECTIONS TO CLAIMS. Except as otherwise ordered by the Bankruptcy Court after notice and a hearing, objections to Claims, including Administrative Expense Claims, shall be Filed and served upon the holder of such Claim or Administrative Expense Claim not later than the later of (a) one hundred twenty (120) days after the Effective Date, and (b) one hundred twenty
(120) days after a proof of claim or request for payment of such Administrative Expense Claim is Filed, unless this period is extended by the Court. Such extension may occur ex parte. After the Effective Date, Reorganized COPI shall have the exclusive right to object to Claims.

         8.13 EXEMPTION FROM STAMP AND SIMILAR TAXES. The issuance and transfer of the COPI New


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-23

                                                                         ANNEX A

Common Stock as provided in the Plan shall not be taxed under any law imposing a stamp tax or similar tax in accordance with 11 U.S.C. Section 1146(c).


                                    ARTICLE 9

                     CONDITIONS TO EFFECTIVENESS OF THE PLAN

         9.1 CONDITIONS TO EFFECTIVENESS. Except as expressly waived by the Debtor with the consent of Crescent, the following conditions must occur and be satisfied on or before the Effective Date:

                  (a) the Confirmation Order shall have been signed by the Court and duly entered on the docket for the Reorganization Case by the clerk of the Court in form and substance acceptable to the Debtor;

                  (b) the Confirmation Order shall have become an Effective Confirmation Order and not have been stayed, modified, reversed or amended; and

                  (c) Crescent REIT shall have received all necessary regulatory approvals and authorizations necessary for the creation of Crescent SPINCO and Crescent SPINCO shall have been capitalized with at least $15 million.

         9.2 WAIVER OF CONDITIONS. The Debtor, with the consent of Crescent, may waive any condition set forth in Article 9 of the Plan at any time, without notice, without leave of or order of the Court, and without any formal action other than proceeding to consummate the Plan.

         9.3 NO REQUIREMENT OF FINAL ORDER. So long as no stay is in effect, the Debtor's Effective Date of the Plan will occur notwithstanding the pendency of an appeal of the Confirmation Order or any Order related thereto. In that event, the Debtor or Reorganized Debtor may seek dismissal of any such appeal as moot following the Effective Date of the Plan.


                                   ARTICLE 10

                          EFFECTS OF PLAN CONFIRMATION

         10.1 BINDING EFFECT. The Plan shall be binding upon all present and former holders of Claims and Equity Interests, and their respective successors and assigns, including the Reorganized Debtor.

         10.2 MORATORIUM, INJUNCTION AND LIMITATION OF RECOURSE FOR PAYMENT. Except as otherwise provided in the Plan or by subsequent order of the Bankruptcy Court, the Confirmation Order shall provide,


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-24

                                                                         ANNEX A

Common Stock as provided in the Plan shall not be taxed under any law imposing a stamp tax or similar tax in accordance with 11 U.S.C. Section 1146(c). among other things, that from and after the Confirmation Date, all Persons or entities who have held, hold, or may hold Claims against or Equity Interests in the Debtor are permanently enjoined from taking any of the following actions against the Estates and the Reorganized Debtor, [the Creditors' Committee], Crescent, and Crescent REIT or any of their property on account of any such Claims or Equity Interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtor other than through a proof of claim or adversary proceeding; and (v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of the Plan.

         10.3 EXCULPATION AND LIMITATION OF LIABILITY. Notwithstanding any other provision of the Plan of Reorganization, COPI, Crescent, Crescent REIT, and the Plan Administrator as well as each of their respective stockholders, directors, officers, agents, employees, members, accountants, attorneys, financial advisors and representatives, or any one or more of the foregoing, will not be liable to any holder of a Claim or Interest or any person or governmental authority, with respect to any action, omission, forbearance from action, decision, or exercise of discretion taken at any time prior to the effective date of the Plan of Reorganization, OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, in connection with, but not limited to:

         o COPI's management or operation, or the discharge of COPI's duties under the Bankruptcy Code or applicable nonbankruptcy law; the filing of the petition for relief; the implementation of any of the transactions provided for, or contemplated in, the plan or the collateral documents;

         o any action taken in connection with either the enforcement of COPI's rights against any person or the defense of claims asserted against COPI with regard to the reorganization case;

         o any action taken in the negotiation, formulation, development, proposal, disclosure, confirmation or implementation of the Plan of Reorganization, including, but not limited to, the Settlement Agreement; or

         o the administration of the Plan of Reorganization or the assets and property to be distributed pursuant to the Plan of Reorganization.

         Nothing in the limitation of liability will excuse performance or nonperformance under the Settlement Agreement or any of the documents, instruments, securities or agreements issued or executed to effectuate the transactions contemplated by the Plan of Reorganization or the Settlement Agreement; and provided, further, that the liability of any person that solicits acceptance or rejection of the Plan of Reorganization, or


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-25

                                                                         ANNEX A

that participates in the offer, issuance, sale or purchase of a security offered or sold under the Plan of Reorganization, on account of such solicitation or participation, or violation of any applicable law, rule, or regulation governing solicitation of acceptance or rejection of the Plan of Reorganization or the offer, issuance, sale or purchase of securities, will be limited as set forth in section 1125(e) of the bankruptcy code. COPI, Crescent, Crescent REIT, and the Plan Administrator, as well as each of their respective shareholders, directors, officers, agents, employees, members, accountants, attorneys, financial advisors and representatives, or any one or more of the foregoing, may rely reasonably upon the opinions of their respective counsel, accountants, and other experts or professionals and such reliance, if reasonable, will conclusively establish good faith and the absence of willful misconduct; provided, however, that a determination that such reliance is unreasonable will not, by itself, constitute a determination of willful misconduct. In any action, suit or proceeding by any holder of a claim or interest or any other entity contesting any action by, or non-action of COPI, Crescent, Crescent REIT and the Plan Administrator or of their respective shareholders, directors, officers, agents, employees, members, attorneys, accountants, financial advisors, and representatives, the reasonable attorneys' fees and costs of the prevailing party will be paid by the losing party, and as a condition to going forward with such action, suit, or proceeding at the outset thereof, all parties thereto will be required to provide appropriate proof and assurances of their capacity to make such payments of reasonable attorneys' fees and costs in the event they fail to prevail. The provisions of the limitation of liability are not intended to limit, and will not limit, any defenses to liability otherwise available to any party in interest in this reorganization case.


         Notwithstanding the foregoing, if and to the extent that the Bankruptcy Court concludes that the Plan of Reorganization cannot be confirmed with any portion of the foregoing limitation of liability provisions, then, with the consent of Crescent in its sole discretion, the Plan may be confirmed with that portion excised or modified, without the consent of the entity that would otherwise receive the benefit from the limitation of liability, other than Crescent, so as to give effect as much as possible to the foregoing limitation of liability provisions without precluding confirmation of the Plan of Reorganization.


         10.4 REVESTING. On the Effective Date, the Reorganized Debtor will be vested with all the property of the respective estates of the Debtor free and clear of all Claims and other interests of creditors and equity holders, except as provided herein; provided, however, that the Debtor shall continue as Debtor in possession under the Bankruptcy Code until the Effective Date, and, thereafter, the Reorganized Debtor may conduct their business free of any restrictions imposed by the Bankruptcy Code or the Court.

         10.5 OTHER DOCUMENTS AND ACTIONS. The Debtor, the Debtor-In-Possession, and Reorganized Debtor may execute such documents and take such other action as is necessary to effectuate the transactions provided for in the Plan.

         10.6 POST-CONSUMMATION EFFECT OF EVIDENCES OF CLAIMS OR INTERESTS. Old COPI Common Stock certificates shall, effective upon the Effective Date, represent only the right to participate in the distributions contemplated by the Plan.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-26

                                                                         ANNEX A

         10.7 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided, all injunctions or stays provided for in the Reorganization Cases pursuant to sections 105 or 362 of the Bankruptcy Code or otherwise and in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.


                                   ARTICLE 11

                       CONFIRMABILITY OF PLAN AND CRAMDOWN

         The Debtor requests Confirmation under section 1129(b) of the Bankruptcy Code if any impaired class does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. In that event, the Debtor reserves the right to modify the Plan to the extent, if any, that Confirmation of the Plan under section 1129(b) of the Bankruptcy Code requires modification.


                                   ARTICLE 12

                            RETENTION OF JURISDICTION

         Notwithstanding the entry of the Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Reorganization Case after the Effective Date as is legally permissible, including, without limitation, jurisdiction to:

         12.1 Allow, disallow, determine, liquidate, classify or establish the priority or secured or unsecured status of or estimate any Claim or Interest, including, without limitation, the resolution of any request for payment of any Administrative Expense Claim and the resolution of any and all objections to the allowance or priority of Claims or Interests;

         12.2 Grant or deny any and all applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan, for periods ending on or before the Effective Date;

         12.3 Resolve any motions pending on the Effective Date to assume, assume and assign or reject any executory contract or unexpired lease to which the Debtor are parties or with respect to which the Debtor may be liable and to hear, determine and, if necessary, liquidate, any and all Claims arising therefrom;

         12.4 Ensure that distributions to holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of the Plan;

         12.5 Decide or resolve any and all applications, motions, adversary proceedings, contested or litigated matters and any other matters or grant or deny any applications involving the Debtor that


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-27

                                                                         ANNEX A

may be pending on the Effective Date or that may be brought by the Reorganized Debtor after the Effective Date, including Claims arising under Chapter 5 of the Bankruptcy Code;

         12.6 Enter such Orders as may be necessary or appropriate to implement, enforce or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan or the Proxy Statement/Disclosure Statement;

         12.7 Resolve any and all controversies, suits or issues that may arise in connection with the consummation, interpretation or enforcement of the Plan or any entity's rights or obligations incurred in connection with the Plan;

         12.8 Modify the Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code, or to modify the Proxy Statement/Disclosure Statement or any contract, instrument, release, or other agreement or document created in connection with the Plan or the Proxy Statement/Disclosure Statement; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court Order, the Plan, the Proxy Statement/Disclosure Statement or any contract, instrument, release, or other agreement or document created in connection with the Plan or the Proxy Statement/Disclosure Statement, in such manner as may be necessary or appropriate to consummate the Plan, to the extent authorized by the Bankruptcy Code;

         12.9 Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation or enforcement of the Plan;

         12.10 Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated;

         12.11 To hear and determine such other matters as may be provided for in the Plan the Confirmation Order confirming the Plan or as may be permitted under the Bankruptcy Code and to issue such orders in aid of execution of the Plan to the extent authorized by section 1142 of the Bankruptcy Code, including using Bankruptcy Rule of Procedure 7070; and

         12.12 Determine any other matters that may arise in connection with or relate to the Plan, the Proxy Statement/Disclosure Statement, the Confirmation Order or any contract, instrument, release, or other agreement or document created in connection with the Plan or the Proxy Statement/Disclosure Statement;

         12.13 Enter an order concluding the Reorganization Case.

If the Bankruptcy Court abstains from exercising jurisdiction or is otherwise without jurisdiction over any matter arising out of the Reorganization Case, including, without limitation, the matters set forth in this Article, this Article shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-28

                                                                         ANNEX A

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

         13.1 MODIFICATION OF PLAN. The Debtor, with the consent of Crescent, reserves the right, in accordance with the Bankruptcy Code, to amend or modify the Plan prior to the entry of the Confirmation Order. After the entry of the Confirmation Order, Reorganized COPI may, upon order of the Court, amend or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan.

         13.2 WITHDRAWAL OF PLAN. The Debtor reserves the right, at any time prior to entry of the Confirmation Order, to revoke or withdraw the Plan. If the Debtor revokes or withdraws the Plan under Section 13.2 of the Plan or if the Effective Date does not occur, then the Plan shall be deemed null and void. In that event, nothing contained in the Plan shall be deemed to constitute a waiver or release of any Claims by or against the Debtor or any other person, or to prejudice in any manner the rights of the Debtor or any other person in any further proceedings involving the Debtor.

         13.3 GOVERNING LAW. Except to the extent the Bankruptcy Code, the Bankruptcy Rules or the Delaware General Corporation Law are applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

         13.4 TIME. In computing any period of time prescribed or allowed by the Plan, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is not a Business Day or, when the act to be done is the filing of a paper in court, a day on which weather or other conditions have made the clerk's office inaccessible, in which event the period runs until the end of the next day which is not one of the aforementioned days. When the period of time prescribed or allowed is less than eight days, intermediate days that are not Business Days shall be excluded in the computation.

         13.5 PAYMENT DATES. Whenever any payment to be made under the Plan is due on a day other than a Business Day, such payment will instead be made, without interest, on the next Business Day.

         13.6 HEADINGS. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the provisions of the Plan.

         13.7 SUCCESSORS AND ASSIGNS. The rights, benefits and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-29

                                                                         ANNEX A


         13.8 SEVERABILITY OF PLAN PROVISIONS. If prior to Confirmation any term or provision of the Plan which does not govern the treatment of Claims or Interests or the conditions of the Effective Date, is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

         13.9 NO ADMISSIONS. Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by the Debtor with respect to any matter set forth herein, including, without limitation, liability on any Claim or the propriety of any Claims classification.


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-30

                                                                         ANNEX A

Dated:
       ----------------------

CRESCENT OPERATING, INC.

Debtor and Debtor-In-Possession



/s/
------------------------------
By: Chief Executive Officer



HAYNES AND BOONE, LLP
901 Main Street, Suite 3100
Dallas, Texas 75202
Tel. No. (214) 651-5000
Fax No. (214) 651-5940


/s/ Robert D. Albergotti
------------------------------
Robert D. Albergotti
State Bar No. 00969800
Sarah B. Foster
State Bar No. 07297500

COUNSEL TO THE DEBTOR AND THE DEBTOR-IN-POSSESSION


DEBTOR'S PLAN OF REORGANIZATION
DATED_______, 2002                                                          A-31

                                                                       ANNEX B

                              SETTLEMENT AGREEMENT


                          dated as of February 14, 2002


                                  by and among


               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP,


                      CRESCENT REAL ESTATE EQUITIES COMPANY


                                       and


                            CRESCENT OPERATING, INC.,


                            ROSESTAR MANAGEMENT LLC,


                          CANYON RANCH LEASING, L.L.C.,


                            WINE COUNTRY HOTEL, LLC,


                          ROSESTAR SOUTHWEST, LLC, and


                              COI HOTEL GROUP, INC.

         This SETTLEMENT AGREEMENT dated as of February 14, 2002 is made and entered into by and among CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Crescent"), CRESCENT REAL ESTATE EQUITIES COMPANY, a Texas real estate investment trust ("Crescent REIT"), CRESCENT OPERATING, INC., a Delaware corporation ("COPI"), ROSESTAR MANAGEMENT LLC, a Texas limited liability company, CANYON RANCH LEASING, L.L.C., an Arizona limited liability company, WINE COUNTRY HOTEL, LLC d/b/a VINTAGE RESORTS, LLC, a Delaware limited liability company, ROSESTAR SOUTHWEST, LLC, a Texas limited liability company, and COI HOTEL GROUP, INC., a Texas corporation, all of which are direct or indirect wholly owned subsidiaries of COPI (the "Transferring Subsidiaries", and together with COPI, the "Transferors," and each individually, a "Transferor"). Capitalized terms not otherwise defined herein have the respective meanings set forth in Section 1.01.

         WHEREAS, COPI is in default of its payment obligations under various loan agreements with Crescent and/or promissory notes made in favor of Crescent;

         WHEREAS, the Transferring Subsidiaries are in default of their rental payment obligations under various lease agreements for hotel properties owned by Crescent and its subsidiaries;

         WHEREAS, COPI has guaranteed the Transferring Subsidiaries' obligations under the various lease agreements for hotel properties owned by Crescent and its subsidiaries; and

         WHEREAS, in settlement of certain of the Transferors' obligations to Crescent and its subsidiaries, the parties hereto desire to make various agreements contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.01     Defined Terms.

         As used in this Agreement, the following defined terms have the meanings indicated below. The meanings of other defined terms are set forth elsewhere in this Agreement.

         "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

         "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise. In addition, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

         "Agreement" means this Settlement Agreement, together with the Exhibits and the Annexes hereto, as any or all of the same shall be amended from time to time.

         "Asset Transfer Date" means (i) as soon as practicable after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods necessary for any Transferring Subsidiary to transfer, and Crescent to receive, the Assets owned by such Transferring Subsidiary has been obtained, made or given or has expired, as applicable, or (ii) such other date as Crescent shall choose, provided that (x) Crescent shall have provided the Transferors with three Business Days notice of such date, and (y) the Transferring Subsidiary will not be required to consummate the transfer of the Assets (other than the Hotel Property Leases) on such date if the consents, approvals, actions, filings, notices or waiting periods necessary for such Transferring Subsidiary to transfer such Assets have not yet been obtained, made or given or have not yet expired, as applicable.

         "Asset Transfer Date Rent Payment" means the total net operating income, before unpaid rental payment obligations, of the Hospitality Business for the period from January 1, 2002 through the Asset Transfer Date, up to the total amount of the unpaid rental payment obligations under the Hotel Property Leases for such period, which net operating income shall be applied in full or partial satisfaction, as the case may be, of such unpaid rental payment obligations.

         "Asset Transfer Date Working Capital" means the total value of all funds used in the day-to-day operations of the Hospitality Business, including, without limitation, amounts sufficient for the maintenance of change and petty cash funds, amounts deposited in operating bank accounts, receivables, amounts deposited in payroll accounts, prepaid expenses and funds required to maintain inventories, less accounts payable and accrued current liabilities, as determined using the Asset Transfer Date Financial Statements, but excluding the Asset Transfer Date Rent Payment.

         "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts, notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

         "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

         "Books and Records" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations and condition of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of Texas are authorized or obligated to close.

         "Business Combination" means with respect to any Person (i) any merger, consolidation or combination to which such Person is a party, (ii) any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or (iii) any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.

         "CEI/COPI Payments" means all amounts paid, advanced, incurred or accrued for out-of-pocket expenses by or on behalf of Crescent, Crescent REIT or their Affiliates in connection with the preparation of this Agreement, the Operative Agreements and the consummation of the transactions contemplated hereby and thereby, or relating hereto or thereto, including, without limitation, all such amounts paid, advanced, incurred or accrued by Crescent or Crescent REIT pursuant to Sections 2.07 through 2.09, and all fees and expenses of agents, representatives, counsel and accountants employed by Crescent, Crescent REIT or any of their Affiliates.

         "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Condition" means, with respect to any Person, the business, condition (financial or otherwise), results of operations, Assets and Properties and prospects of such Person.

         "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

         "Decontrolled Business" means the business and operations of the Decontrolled Entities and their Subsidiaries.

          "Equity Rights" means, with respect to any entity, any options, warrants, calls, rights of conversion or exchange, or agreements, arrangements, commitments or undertakings of any kind (whether or not in writing) to which the entity is either a party or is bound, obligating the entity (with or without consideration and whether or not presently exercisable or convertible) to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock of such entity or obligating such entity to issue, grant, extend or enter into any such option, warrant, call, right of conversion or exchange, or agreement, arrangement, commitment or undertaking.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

         "Hospitality Business" means the business and operations of the Transferring Subsidiaries.

         "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business and due within 30 days after the date on which incurred), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

         "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

         "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by Transferor (other than trade receivables generated in the ordinary course of business of the Transferor).

          "Knowledge" or "Known" means, (i) with respect to any entity other than the Transferors, the actual knowledge of any officer, director or employee of such entity, or any officer or director of the managing member or general partner of such entity, or (ii) with respect to the Transferors, the actual knowledge of Jeffrey L. Stevens and Jason Phinney.

         "Laws" means any and all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

         "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, whether known or unknown, or whether due or to become due).

         "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

         "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

         "Loss" or "Losses" means any and all damages, liabilities, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of, relating to or arising from,
(i) litigation, (ii) other proceedings or (iii) any claim, default or assessment).

         "Mutual Release" means the Mutual Release, of even date herewith, made by the Transferors, Crescent and Crescent REIT, and attached hereto as Exhibit F.

         "Operative Agreements" means, collectively, (i) the General Assignment Agreement (in substantially the form of Exhibit A), (ii) the Assignments, Assumptions and Amendments of Lease (in substantially the form of Exhibit B) and the other Assignment Instruments, (iii) the Assumption Agreement (in substantially the form of Exhibit C) and the other Assumption Instruments, (iv) the Foreclosure Agreement (in substantially the form of Exhibit D), (v) the Plan (in substantially the form of Exhibit E), (vi) the Mutual Release (attached hereto as Exhibit F), (vii) the Termination Agreement (attached hereto as Exhibit G), (viii) the Promissory Note (in substantially the form of Exhibit H),
(ix) all documents evidencing cancellation and extinguishment of the rental payment obligations under the Hotel Property Leases and (x) any other agreements to be entered into in connection with the transaction.

         "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

         "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

          "Representatives" means, for any Person, their officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, joint venture, trust or other legal entity of which such Person owns (either directly or indirectly) either (i) a general partner, managing member or other similar interest, or (ii) 50% or more of the outstanding voting capital stock of the corporation.

         "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") shall mean all forms of taxation, whenever created or imposed, whether imposed by a local, municipal, state, foreign, federal or other governmental body or authority, and, without limiting the generality of the foregoing, shall include income, gross receipts, ad valorem, excise, value-added, sales, use, amusement, transfer, franchise, license, stamp, occupation, withholding, employment, payroll, property, unclaimed property, escheat and other taxes, together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority.

         "Taxing Authority" means any Governmental or Regulatory Authority responsible for the imposition of any Tax.

         "Tax Return" shall mean any return, report, statement, information statement and the like filed or required to be filed with any Taxing Authority, including any amendment thereof.

         "Termination Agreement" means the Termination Agreement entered into by and between Crescent and COPI of even date herewith and attached hereto as Exhibit G.

1.02     Cross References.

         Each of the following terms shall have the meaning assigned thereto in the Section of this Agreement set forth opposite such term:

           Term                                                                                               Section
           ----                                                                                               -------
Americold Logistics..................................................................................         2.08(a)
Asset Transfer Date Financial Statements.............................................................      2.01(h)(i)
Assets...............................................................................................         2.01(b)
Assignment Instruments...............................................................................    2.01(i)(iii)
Assignment, Assumption and Amendment of Lease........................................................    2.01(i)(iii)
Assumed Liabilities..................................................................................         2.01(d)
Assumption Agreement.................................................................................    2.01(i)(iii)
Assumption Instruments...............................................................................    2.01(i)(iii)
Bankruptcy Code......................................................................................         2.03(a)
Bankruptcy Court.....................................................................................         2.03(a)
BofA Credit Agreement................................................................................         2.06(b)
Business Contracts...................................................................................     2.01(b)(ii)
Business License.....................................................................................    2.01(b)(iii)
Canyon Ranch - Tucson Assets.........................................................................      2.01(b)(v)
CMC..................................................................................................         2.02(f)
Confirmation Date....................................................................................         2.10(a)
Consideration Amount.................................................................................         2.10(a)
COPI.................................................................................................        Forepart
COPI Budget Note.....................................................................................         2.09(a)
COPI Cold Storage....................................................................................         2.06(a)
COPI Colorado........................................................................................    2.02(a)(vii)
COPI Colorado GP Interest............................................................................    2.02(a)(vii)
COPI Common Stock....................................................................................            2.05
COPI Stockholder Acceptances.........................................................................         2.04(b)
COPI Stockholders Meeting............................................................................         2.04(b)
CR License...........................................................................................     2.02(a)(ii)
CR License Membership Interest.......................................................................     2.02(a)(ii)
CRE Diversified......................................................................................     2.02(a)(vi)
CRE Diversified Voting Common Stock..................................................................     2.02(a)(vi)
Credit Documents.....................................................................................         2.01(a)
Crescent.............................................................................................        Forepart
Crescent REIT........................................................................................        Forepart
Crescent REIT Common Shares..........................................................................         2.10(a)
CRL..................................................................................................      2.02(a)(i)
CRL Voting Common Stock..............................................................................      2.02(a)(i)
Decontrolled Entities................................................................................         2.02(b)
DMDC.................................................................................................      2.02(a)(v)
DMDC Voting Common Stock.............................................................................      2.02(a)(v)

Effective Date.......................................................................................         2.06(c)
Equipment Sellers....................................................................................         2.07(a)
Excluded Assets......................................................................................         2.01(c)
Excluded Liabilities.................................................................................         2.01(e)
Foreclosure..........................................................................................         2.02(a)
Foreclosure Agreement................................................................................         2.02(a)
Foreclosure Date.....................................................................................         2.02(e)
General Assignment Agreement.........................................................................    2.01(i)(iii)
Hotel Properties.....................................................................................      2.01(b)(i)
Hotel Property Leases................................................................................      2.01(b)(i)
Indemnified Party....................................................................................         8.01(d)
Indemnifying Party...................................................................................         8.01(d)
Initial Rent Reduction Amount........................................................................         2.01(f)
Investment Company Act...............................................................................      2.06(b)(i)
Newco................................................................................................      2.06(b)(i)
Newco Registration Statement.........................................................................      2.06(b)(i)
Other Assets.........................................................................................      2.01(b)(x)
Plan.................................................................................................         2.03(a)
Proxy Statement......................................................................................         2.04(a)
Registration Statement...............................................................................         2.10(b)
SEC..................................................................................................         2.04(a)
Seller Notes.........................................................................................         2.07(a)
Stock................................................................................................         2.02(b)
Transferor...........................................................................................        Forepart
Transferring Subsidiaries............................................................................        Forepart
TWLC.................................................................................................     2.02(a)(iv)
TWLC Voting Common Stock.............................................................................     2.02(a)(iv)
VOO..................................................................................................            2.08
WOCOI................................................................................................    2.02(a)(iii)
WOCOI Common Stock...................................................................................    2.02(a)(iii)


1.03     Usage.

         Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the customary and usual business and practice of Transferors in connection with the operation of the Hospitality Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                   ARTICLE II

                                   AGREEMENTS


         The parties hereby agree as follows.

2.01     Transfer of Hotel-Related Assets.

         (a) Default Acknowledgement. COPI acknowledges that it is in default of its payment and other obligations under the agreements between COPI and Crescent listed on Annex A hereto (collectively, the "Credit Documents"), and each of the Transferring Subsidiaries acknowledges that it is in default of its rental payment obligations under the Hotel Property Leases (as defined below). COPI acknowledges that it has guaranteed the Transferring Subsidiaries' obligations under the Hotel Property Leases. COPI and the Transferring Subsidiaries acknowledge that Crescent has the right to foreclose on certain assets of COPI, including the stock, partnership interests or membership interests in the Transferring Subsidiaries and the Stock (as defined in Section 2.02(b)). COPI and the Transferring Subsidiaries also acknowledge that Crescent has the right to terminate the Hotel Property Leases.

         (b) Assets Transferred. In lieu of a foreclosure or a termination of the Hotel Property Leases by Crescent and for valuable consideration, on the terms and subject to the conditions set forth in this Agreement, each Transferring Subsidiary will transfer, convey, assign and deliver to Crescent, and Crescent will accept delivery of, on the Asset Transfer Date, all of the Transferring Subsidiary's right, title and interest in, to, and under the following Assets and Properties of the Transferring Subsidiary used or held for use in connection with the Hospitality Business, except as otherwise provided in
Section 2.01(c) (collectively, the "Assets"):

                  (i) Hotel Property Leases. The leases and subleases of real property described in Annex B hereto (the "Hotel Properties") as to which the Transferring Subsidiary is the lessee or sublessee, together with any options to purchase the underlying property and leasehold improvements thereon, and in each case all other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to such leases and subleases ("Hotel Property Leases");

                  (ii) Business Contracts. All Contracts (other than the Hotel Property Leases) to which the Transferring Subsidiary is a party and which are utilized in the conduct of the Hospitality Business, including without limitation Contracts relating to property and asset management (the "Business Contracts");

                  (iii) Licenses. All Licenses (including applications therefor) utilized in the conduct of the Hospitality Business (the "Business Licenses");

                  (iv) Books and Records. All Books and Records used or held for use in the conduct of the Hospitality Business or otherwise relating to the Assets, other than the minute books, stock or membership interest transfer books and seal of the Transferring Subsidiary;

                  (v) Canyon Ranch - Tucson Assets. With respect to Canyon Ranch Leasing, L.L.C. only, the assets listed on Annex C (the "Canyon Ranch -Tucson Assets");

                  (vi) Cash. Cash, commercial paper, certificates of deposit and other bank deposits, treasury bills and other cash equivalents of the Transferring Subsidiary;

                  (vii) Litigation Claims. Any rights (including indemnification), claims and recoveries under litigation of the Transferring Subsidiary against third parties arising out of or relating to events prior to the Asset Transfer Date;

                  (viii) Tax Refunds. Any refunds or credits, if any, of Taxes due to the Transferring Subsidiary.

                  (ix) Intellectual Property. All Intellectual Property used or held for use by the Transferring Subsidiary in the operation of the Hospitality Business (including the Transferring Subsidiary's goodwill therein); and

                  (x) Other Assets and Properties. All other Assets and Properties of the Transferring Subsidiary used or held for use in connection with the Hospitality Business except as otherwise provided in Section 2.01(c) (the "Other Assets").

         (c) Excluded Assets. Notwithstanding anything in this Agreement to the contrary, the following Assets and Properties of each Transferring Subsidiary (the "Excluded Assets") shall be excluded from and shall not constitute Assets:

                  (i) Insurance. Life insurance policies on officers and other employees of the Transferring Subsidiary, directors and officers liability insurance policies of the Transferring Subsidiary and all other insurance policies relating to the Assets and Properties and operation of the Hospitality Business, and all refunds or credits, if any, with respect to such insurance;

                  (ii) Corporate or Limited Liability Company Records. The minute books, stock or membership interest transfer books and seal of the Transferring Subsidiary; and

                  (iii) Certain Contract Rights. The Transferring Subsidiary's rights under this Agreement and the Operative Agreements.

         (d) Assumed Liabilities. In connection with the transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the Asset Transfer Date, except for the Excluded Liabilities listed in Section 2.01(e) below, Crescent will assume and agree to pay, perform and discharge when due any and all obligations of each Transferring Subsidiary arising in connection with the operation of the Hospitality Business (the "Assumed Liabilities"), including, but not limited to:

                  (i) Future Hotel Property Lease Obligations. All obligations of the Transferring Subsidiary under the Hotel Property Leases occurring or arising from and after the Asset Transfer Date;

                  (ii) Future Obligations under Contracts and Licenses. All obligations of the Transferring Subsidiary under the Business Contracts and Business Licenses occurring or arising from and after the Asset Transfer Date; and

                  (iii) Certain Existing Obligations under Contracts and Licenses. All obligations of the Transferring Subsidiary under the Business Contracts and Business Licenses incurred in the ordinary course of business and arising prior to the Asset Transfer Date, which are accurately reflected on the Books and Records of the Transferring Subsidiary as an account payable.

         (e) Excluded Liabilities. Notwithstanding the foregoing, Crescent shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, the following Liabilities of the Transferring Subsidiaries (the "Excluded Liabilities"):

                  (i) Existing Hotel Property Lease Obligations. All obligations of the Transferring Subsidiaries under the Hotel Property Leases occurring or arising prior to the Asset Transfer Date, provided that Crescent acknowledges that the obligations of the Transferring Subsidiaries' under the Hotel Property Leases are reduced by the Rent Reduction Amount;

                  (ii) Other Existing Obligations under Contracts and Licenses. Except as provided in Section 2.01(d)(iii) above, all other obligations of the Transferring Subsidiaries under the Business Contracts and Business Licenses occurring or arising prior to the Asset Transfer Date;

                  (iii) Tax Obligations. All liabilities and obligations with respect to the payment of Taxes attributable to periods or events on or after the Asset Transfer Date; and

                  (iv) Covered Obligations. All liabilities and obligations known as of the Asset Transfer Date to the extent that such liabilities and obligations are covered by the Transferring Subsidiaries' insurance (the amount of any such liability or obligation ultimately exceeding such insurance coverage shall not be deemed an Excluded Liability).

         (f) Initial Rent Reduction Amount. The aggregate amount of initial rental payment obligations under the Hotel Property Leases to be cancelled and extinguished on the Asset Transfer Date is $23,582,000 (the "Initial Rent Reduction Amount") (subject to adjustment as provided in paragraph (h) below). Such amounts shall be cancelled and extinguished in the manner provided in
Section 2.01(i)(ii).

         (g) Allocation of Initial Rent Reduction Amount.

                  (i) Annex D sets forth the allocation of the Initial Rent Reduction Amount, as agreed upon by Crescent and the Transferors.

                  (ii) The Transferors, on the one hand, and Crescent and Crescent REIT, on the other hand, hereto agree (i) that such allocation shall be consistent with the requirements of Section 1060 of the Code and the regulations thereunder, (ii) to complete jointly and to file separately Form 8594 with its federal income Tax Return consistent with such allocation for the tax year in which the Asset Transfer Date occurs and
         (iii) that neither the Transferors, on the one hand, and Crescent and Crescent REIT, on the other hand will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the consent of the other.

         (h) Post-Closing Adjustment of Initial Rent Reduction Amount.

                  (i) Within thirty (30) days after the Asset Transfer Date, Crescent shall cause to be delivered to COPI and the Transferring Subsidiaries the financial statements of the Hotel Properties as of the Asset Transfer Date, which financial statements shall be prepared on the same basis as the monthly unaudited balance sheets and income statements of the Hotel Properties previously prepared by COPI and the Transferring Subsidiaries (the "Asset Transfer Date Financial Statements"), together with Crescent's calculation of the Asset Transfer Date Working Capital and the Asset Transfer Date Rent Payment. COPI, the Transferring Subsidiaries and their Representatives shall have the right to inspect the Books and Records used to prepare the Asset Transfer Date Financial Statements. If COPI or any Transferring Subsidiary disagrees in any respect with the Asset Transfer Date Financial Statements, COPI or such Transferring Subsidiary shall notify Crescent within ten (10) Business Days after receipt of the Asset Transfer Date Financial Statements specifying the areas of disagreement. If COPI, the Transferring Subsidiary and Crescent are unable to resolve all such disagreements within a ten (10) Business Day period, the dispute shall be resolved by the COPI's and Crescent's respective accounting firms within ten (10) Business Days thereafter. If such accounting firms cannot agree within such ten (10) Business Day period, COPI and the Transferring Subsidiary, on the one hand, and Crescent, on the other hand, shall advise each other in writing of their position with respect to the Asset Transfer Date Working Capital or the Asset Transfer Date Rent Payment, as the case may be, and the dispute shall be resolved by an independent accounting firm mutually selected by COPI and Crescent. The determination of the independent accounting firm shall be made as promptly as practicable and shall be binding and conclusive on the parties hereto for all purposes. Each party shall be responsible for the expenses of their respective accountants. The party whose written position on the Asset Transfer Date Working Capital or the Asset Transfer Date Rent Payment, as the case may be, deviates in the greatest degree, in the opinion of the independent accounting firm, from the determination made by the independent accounting firm shall pay all expenses relating to the engagement of the independent accounting firm.

                  (ii) Crescent shall provide COPI and the Transferring Subsidiaries copies of the Books and Records related to the Hotel Properties necessary to enable COPI and the Transferring Subsidiaries' accountants to timely and efficiently review the Asset Transfer Date Financial Statements. After Closing, Crescent shall provide reasonable access to COPI, the Transferring Subsidiaries and their Representatives to the Books and Records necessary for purposes of permitting COPI and the Transferring Subsidiaries to pay those liabilities of COPI and the Transferring Subsidiaries that are not Assumed Liabilities.

                  (iii) If the Asset Transfer Date Working Capital is a positive number, then the Initial Rent Reduction Amount shall be increased by such positive number on the date of confirmation of the Asset Transfer Date Working Capital pursuant to this Section 2.01(h)(iii). If the Asset Transfer Date Working Capital is a negative number, then the Initial Rent Reduction Amount shall be reduced by such negative number on the date of confirmation of the Asset Transfer Date Working Capital pursuant to this Section 2.01(h)(iii). If the Asset Transfer Date Working Capital is zero, then there shall be no adjustment to the Initial Rent Reduction Amount under this Section 2.01(h)(iii). If the Asset Transfer Date Working Capital is a positive or negative number, Crescent or COPI, as the case may be, shall deliver to the other party such documents as are necessary to evidence the adjustment of (i) the Initial Rent Reduction Amount and (ii) the Initial Rent Reduction Amount previously cancelled and extinguished.

         (i) Asset Transfer Date.

                  (i) The transfer of Assets will take place at the offices of Shaw Pittman LLP, 2300 N Street, N.W., Washington, DC 20037, or at such other place as Crescent and the Transferors mutually agree, at 10:00 A.M. local time, on the Asset Transfer Date. The parties acknowledge that the transfer of the Assets may take place on one or more dates, each being an Asset Transfer Date, and that the parties shall agree to take all actions and execute such documents necessary to effectuate such transfers on such Asset Transfer Dates consistent with the terms of this Agreement. Notwithstanding anything herein to the contrary, in the event that not all of the Assets are transferred on a single Asset Transfer Date, the amount of rental payment obligations to be cancelled and extinguished at such time shall equal the total of the amounts set forth on Annex D opposite the name of the Hotel Property or Hotel Properties to which the Asset or Assets being transferred relates.

                  (ii) On the Asset Transfer Date, Crescent shall cancel and extinguish rental payment obligations of each Transferring Subsidiary under the Hotel Property Leases in the amounts set forth on Annex D hereto, representing, in the aggregate, the Initial Rent Reduction Amount. On the Asset Transfer Date, Crescent will deliver to COPI such documents as are necessary to evidence cancellation and extinguishment of the Initial Rent Reduction Amount; provided that such amounts shall not exceed the Initial Rent Reduction Amount with respect to the Assets being transferred.

                  (iii) Simultaneously with Crescent's deliveries specified in
         Section 2.01(h)(ii) above, (i) each Transferring Subsidiary will assign and transfer to Crescent all of its right, title and interest in and to its Assets by delivery of (A) a General Assignment and Conveyance substantially in the form of Exhibit A hereto (the "General Assignment Agreement"), duly executed by the Transferring Subsidiary, (B) an Assignment, Assumption and Amendment of Lease substantially in the form of Exhibit B hereto (the "Assignment, Assumption and Amendment of Lease") duly executed by the Transferring Subsidiary and (C) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Crescent's counsel, as shall be effective to vest in Crescent all of its rights, title and interest in and to the Assets (the General Assignment Agreement, Assignment of Leases and the other instruments referred to in clause

         (C) being collectively referred to herein as the "Assignment Instruments"), and (ii) Crescent will assume from each Transferring Subsidiary the due payment, performance and discharge of the Assumed Liabilities by delivery of (A) the Assumption Agreement substantially in the form of Exhibit C hereto (the "Assumption Agreement"), duly executed by Crescent, and (B) such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to COPI's counsel, as shall be effective to cause Crescent to assume the Assumed Liabilities as and to the extent provided in Section 2.01(d) (the Assumption Agreement and such other instruments referred to in clause (B) being collectively referred to herein as the "Assumption Instruments").

         (j) Further Assurances; Post-Asset Transfer Date Cooperation.

                  (i) At any time or from time to time after the Asset Transfer Date, at Crescent's request and without further consideration, each Transferring Subsidiary shall execute and deliver to Crescent such other instruments of transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Crescent may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Crescent, and to confirm Crescent's title to, all of the Assets, and, to the full extent permitted by Law, to put Crescent in actual possession and operating control of the Hospitality Business and the Assets, and to assist Crescent in exercising all rights with respect thereto, and otherwise to cause each Transferring Subsidiary to fulfill its obligations under this Agreement and the Operative Agreements.

                  (ii) Following the Asset Transfer Date, each of the parties will afford to the other parties and its Representatives during normal business hours, access to the Books and Records relating to the Hospitality Business and in its possession with respect to periods prior to the Asset Transfer Date and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the Representatives in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party or (v) in connection with any actual or threatened Action or Proceeding. Further, each party to the Agreement agrees for a period extending six (6) years after the Asset Transfer Date not to destroy or otherwise dispose of any such Books and Records unless such party shall first offer in writing to surrender such Books and Records to the other party and such other party shall not agree in writing to take possession thereof during a period of 10 Business Days after such offer is made.

                  (iii) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party hereto be furnished with additional information, documents or records relating to the Hospitality Business not referred to in paragraph (ii) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its commercially reasonable efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by any party hereto in accordance with this paragraph shall be held confidential by the requesting party in accordance with Section 10.05.

         (k) Third-Party Consents.

         To the extent that any Contract (including any Business Contract) or License (including any Business License) is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment of such Contract or License if such assignment or attempted assignment would constitute a breach thereof. Each Transferor and Crescent shall use its commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Contract or License to Crescent in all cases in which such consent is or may be required for such assignment. If any such consent shall not be obtained, each Transferor shall cooperate with Crescent in any arrangement designed to provide for Crescent the benefits intended to be assigned to Crescent under the relevant Contract or License, including enforcement at the cost and for the account of Crescent of any and all rights of Transferor against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Crescent shall have no obligation pursuant to
Section 2.01(d) or otherwise with respect to any such Business Contract or Business License, and assuming COPI and the Transferring Subsidiaries are not in breach under this Agreement, they shall have no liability to Crescent or Crescent REIT for the inability to make such assignment or arrangement.

         (l) COPI Consent.

                  (i) As the sole stockholder of COI Hotel Group, Inc. and as the sole stockholder of all of the members of the other Transferring Subsidiaries, COPI hereby consents to the transfer, conveyance, assignment and delivery to Crescent of all of each Transferring Subsidiary's right, title and interest in, to, and under, the Assets in accordance with this Section 2.01.

                  (ii) COPI acknowledges that Crescent may transfer all or a portion of its rights, including the right to receive rental payments, under the Hotel Property Leases to one or more directly or indirectly owned Subsidiaries prior to each Asset Transfer Date. COPI acknowledges that such transfer may require the consent of COPI under various agreements, including the Hotel Property Leases, to which COPI is a party. Therefore, COPI hereby consents to the sale, transfer, conveyance, assignment and delivery to any such Subsidiaries of such rights, provided that no such assignment shall relieve Crescent of its obligations hereunder or thereunder.

2.02     Retention of Collateral in Partial Satisfaction of Obligations.

         (a) On the terms and subject to the conditions set forth in this Agreement, COPI shall execute one or more Foreclosure Agreements, substantially in the form of Exhibit D hereto (a "Foreclosure Agreement") pursuant to which Crescent will retain the following assets in satisfaction of $40,100,000 (which amount includes $1,600,000 attributable to the tenant interest in The Woodlands Conference Center owned by a Subsidiary of WOCOI (as defined below)) of principal and accrued and unpaid interest, representing a portion of the obligations of COPI to Crescent under the Credit Documents (the "Foreclosure"):

                  (i) 500 shares of voting common stock ("CRL Voting Common Stock"), $.01 par value, of CRL Investments, Inc., a Texas corporation ("CRL"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of CRL;

                  (ii) a 1.5% membership interest ("CR License Membership Interest") in CR License LLC, an Arizona limited liability company ("CR License");

                  (iii) 100 shares of common stock ("WOCOI Common Stock"), $.01 par value, of WOCOI Investment Company, a Texas corporation ("WOCOI"), representing 100% of the issued and outstanding capital stock of WOCOI;

                  (iv) 500 shares of voting common stock ("TWLC Voting Common Stock"), $.01 par value, of The Woodlands Land Company, Inc., a Texas corporation ("TWLC"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of TWLC;

                  (v) 50 shares of voting common stock ("DMDC Voting Common Stock"), $.01 par value, of Desert Mountain Development Corporation, a Delaware corporation ("DMDC"), representing 100% of the issued and outstanding voting capital stock and 5% of the issued and outstanding capital stock of DMDC;

                  (vi) 10 shares of voting common stock ("CRE Diversified Voting Common Stock"), $.01 par value, of CRE Diversified Holdings, Inc., a Delaware corporation ("CRE Diversified"), representing 100% of the issued and outstanding voting capital stock and 1% of the issued and outstanding capital stock of CRE Diversified; and

                  (vii) COPI's general partner interest ("COPI Colorado GP Interest") in COPI Colorado, L.P., a Delaware limited partnership ("COPI Colorado"), representing a 60% economic interest in COPI Colorado.

         (b) The shares of CRL Voting Common Stock, WOCOI Common Stock, TWLC Voting Common Stock, DMDC Voting Common Stock and CRE Diversified Voting Common Stock, the COPI Colorado GP Interest and the CR License Membership Interest to be obtained by Crescent pursuant to paragraph (a) above are collectively referred hereto as the "Stock". CRL, CRL License, WOCOI, TWLC, DMDC, CRE Diversified and COPI Colorado are collectively referred to herein as the "Decontrolled Entities."

         (c) COPI, as managing general partner of COPI Colorado, will vote in favor of the transfer of the COPI Colorado GP Interest to Crescent and shall use commercially reasonable efforts to obtain consents to the transfer from each limited partner of COPI Colorado. COPI shall take any and all commercially reasonable actions necessary to amend the limited partnership agreement of COPI Colorado to reflect the transfer of the COPI Colorado GP Interest to Crescent.

         (d) COPI acknowledges that Crescent may transfer all or a portion of its rights, including the right to receive debt payments, under the Credit Documents to one or more directly or indirectly owned Subsidiaries prior to the Foreclosure. COPI acknowledges that such transfer may require the consent of COPI under certain documents, including some or all of the Credit Documents, to which COPI is a party. Therefore, COPI hereby consents to the sale, transfer, conveyance, assignment and delivery to any such Subsidiaries of such rights, provided that no such assignment shall relieve Crescent of its obligations hereunder or thereunder.

         (e) COPI will cooperate with Crescent and shall execute and deliver all documents and perform all actions necessary to assist Crescent with the Foreclosure, provided that the Foreclosure is performed in accordance with the terms of the Foreclosure Agreement. Any date on which a Foreclosure of some or all of the Stock takes place shall be referred to as a "Foreclosure Date." The Foreclosure Date, if any, shall occur on such date as Crescent determines in its sole discretion.

         (f) At Crescent's request, COPI shall also execute a Foreclosure Agreement pursuant to which Crescent will retain COPI's entire equity interest in Crescent Machinery Company, a Delaware corporation and a wholly-owned subsidiary of COPI ("CMC"), in satisfaction of an amount of principal and accrued and unpaid interest to be mutually agreed upon by Crescent and COPI, representing a portion of the obligations of COPI to Crescent under the Credit Documents.

2.03     Prepackaged Bankruptcy.

         (a) As soon as practicable following the COPI Stockholders Meeting (as defined below), regardless of whether the COPI Stockholder Acceptances have been obtained, and in no event later than five days after the COPI Stockholders Meeting (as defined herein), COPI shall file a petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court, the District of Delaware or such other jurisdiction as the parties shall agree (the "Bankruptcy Court"), along with such other documents, resolutions and motions as COPI deems necessary to effectuate and administer a bankruptcy case under the Bankruptcy Code. On such date, COPI shall file a Plan of Reorganization (the "Plan"), in substantially the form attached hereto as Exhibit E, and the disclosure statement and solicitation materials described in
Section 2.04 below.

         (b) Prior to the filing of the petition, COPI shall seek acceptance of the Plan pursuant to 11 U.S.C. 1126(b) from its stockholders and creditors in accordance with Section 2.04 below and from its creditors. In the event acceptance is obtained from less than all classes of claimants and interest holders under the Plan, COPI shall seek confirmation of the Plan over the objection of the dissenting class of claimants or interest holders pursuant to 11 U.S.C. 1129.

         (c) COPI shall use commercially reasonable efforts to obtain approval of the disclosure and solicitation materials and the confirmation of the Plan by the Bankruptcy Court within 45 days of the date of filing of the petition.

2.04 COPI Stockholder Acceptance and Filing of Proxy Statement.

         (a) As promptly as practicable after execution of this Agreement, COPI shall prepare and file with the Securities and Exchange Commission (the "SEC") under the Exchange Act, one or more proxy statements and forms of proxies (such proxy statement(s) together with any amendments to supplements thereto, the "Proxy Statement") relating to the COPI Stockholders Meeting and the COPI Stockholder Acceptances (as defined below). COPI will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Crescent shall furnish all information about itself and its business and operations and all necessary financial information to COPI as COPI may reasonably request in connection with the preparation of the Proxy Statement. COPI and Crescent agree to correct promptly any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and COPI further agrees to take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal and state securities laws. COPI and Crescent agree that the information provided by them for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the COPI Stockholders Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. COPI will advise and deliver copies (if any) to Crescent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information (regardless whether such requests relate to COPI or Crescent). COPI shall use commercially reasonable efforts to timely mail the Proxy Statement to its stockholders.

         (b) COPI will duly call and as soon as practicable following the date of this Agreement (but in no event sooner than 45 days following the date the Proxy Statement is mailed to the stockholders of COPI), give notice of, convene and hold a meeting of its stockholders (the "COPI Stockholders Meeting") for the purpose of obtaining the COPI Stockholder Acceptances. COPI will, through its Board of Directors, recommend to its stockholders acceptance of the Plan, and shall use commercially reasonable efforts to obtain the affirmative vote of the holders of at least two-thirds of the shares of COPI Common Stock voted at the COPI Stockholders Meeting (the "COPI Stockholder Acceptances") for acceptance of the Plan. The COPI Stockholders Meeting shall be held on a day not later than 60 days after the date the Proxy Statement is mailed, unless otherwise agreed to by COPI and Crescent.

2.05     Distribution of COPI Common Stock by COPI Colorado.

         Prior to the Foreclosure Date relating to the COPI Colorado GP Interest, COPI, as managing general partner of COPI Colorado, shall take any and all commercially reasonable actions to amend the limited partnership agreement of COPI Colorado to allow COPI Colorado to make distributions in kind and shall cause COPI Colorado to distribute all shares of common stock, par value $.01 per share, of COPI (the "COPI Common Stock") owned by COPI Colorado to its partners pro rata in accordance with their relative partnership interests. COPI shall file a Certificate of Cancellation with the Secretary of State of Delaware to cancel the shares of COPI Common Stock received by COPI in the COPI Colorado distribution and to add such shares into the authorized but unissued shares of COPI Common Stock.

2.06     Bank of America Loan.

         (a) Crescent consents to COPI's grant to Bank of America, N.A. of a first priority security interest in COPI's equity interest in COPI Cold Storage, LLC, a Delaware limited liability company and a wholly owned subsidiary of COPI ("COPI Cold Storage"). In connection therewith, Crescent shall execute any and all documents reasonably necessary for Crescent to subordinate its rights with respect to COPI's equity interest in COPI Cold Storage under the Credit Agreements to Bank of America, N.A.

         (b) Crescent and Crescent REIT shall use commercially reasonable efforts to work with COPI to arrange for the repayment in full of all outstanding amounts (including accrued and unpaid interest) under the Credit Agreement dated August 27, 1997, as amended, between COPI and Bank of America, N.A. (the "BofA Credit Agreement") and cancellation of the related promissory note. In addition, it is anticipated that all outstanding amounts under the BofA Credit Agreement will be repaid through the following arrangement, if available.

                  (i) As soon as practicable following the date hereof, Crescent REIT shall prepare and file with the SEC under the Securities Act a registration statement on Form S-1 (the "Newco Registration Statement") relating to the spin-off to Crescent REIT's shareholders and Crescent's limited partners of a new company ("Newco"). Crescent or Crescent REIT shall capitalize Newco at the time of the spin-off with at least an amount necessary to purchase all of COPI's equity interests in COPI Cold Storage. Crescent REIT will cause the Newco Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder. Crescent REIT agrees to correct promptly any information provided by it for use in the Newco Registration Statement if and to the extent that such information shall have become false or misleading in any material respect, and Crescent REIT further agrees to take all steps necessary to amend or supplement the Newco Registration Statement and to cause the Registration Statement as so amended or supplemented to be filed with the SEC. Crescent REIT agrees that the information provided by Crescent REIT for inclusion in the Newco Registration Statement and each amendment or supplement thereto will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Crescent REIT will respond to any comments of the SEC and will use its reasonable efforts to have the Newco Registration Statement declared effective under the Securities Act as promptly as practicable after filing. Crescent REIT acknowledges that Newco may be deemed an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). In the event that Newco is deemed to be an "investment company," Crescent and Crescent REIT will use its reasonable efforts to make all necessary filings with the SEC to consummate the spin-off in accordance with the Securities Act and the Investment Company Act.

                  (ii) In connection with the spin-off, Crescent REIT and Crescent shall cause Newco to acquire, and COPI shall sell, all of COPI's equity interests in COPI Cold Storage. The purchase price for the equity interests in COPI Cold Storage shall be an amount to be agreed upon between Crescent and COPI, which shall be not less than $15,000,000 and not more than $15,500,000. COPI shall use all of the proceeds as are necessary to repay the full principal balance (including accrued and unpaid interest) under the BofA Credit Agreement.

         (c) Notwithstanding the foregoing, Crescent and Crescent REIT shall have no obligations to consummate any of the arrangements referred to in this Section until the date the confirmation order entered by the Bankruptcy Court shall have become final and non-appealable (the "Effective Date")

2.07     Seller Notes.


         (a) Crescent shall use commercially reasonable efforts to arrange for the satisfaction or resolution of the notes payable by COPI to various persons (the "Equipment Sellers") with a current aggregate principal amount of $2,627,989 and listed on Annex E hereto (the "Seller Notes"). Crescent shall work with COPI and negotiate in good faith with the Equipment Sellers for the payment or, as appropriate, the purchase of the Seller Notes, at an appropriate discount. Crescent shall work with COPI and shall undertake to purchase or resolve the Seller Notes.

         (b) Notwithstanding the foregoing, Crescent and Crescent REIT shall have no obligations to consummate any of the arrangements referred to in this Section until the Effective Date.

2.08     Vornado Claim.

         (a) COPI acknowledges that Vornado Operating, Inc., a Delaware corporation ("VOO") has asserted a claim against it or COPI Cold Storage, LLC in the amount of $4,000,000. COPI acknowledges that it disputes such claim and that it shall vigorously defend against such claim. Crescent shall cooperate with COPI in connection with the dispute of any claims by VOO, including a claim that COPI or COPI Cold Storage is obligated to make a $4,000,000 capital contribution to Vornado Crescent Logistics Operating Partnership, a Delaware general partnership ("Americold Logistics"). Crescent shall work with COPI to negotiate a resolution of the claim with VOO in good faith, and absent a resolution with COO, in the event that the Bankruptcy Court ultimately determines that any such claim by COO is valid either in whole or in part, Crescent shall work with COPI to determine the best method for seeking confirmation of the Plan over the objection of VOO.

         (b) Notwithstanding the foregoing, Crescent and Crescent REIT shall have no obligations to consummate any of the arrangements referred to in this Section until the Effective Date.

2.09     Payment of Cash Flow Shortage.

         (a) Subject to Section 5.05, Crescent agrees to advance funds to COPI sufficient for COPI to pay the reasonable and necessary documented out-of-pocket operating expenses of COPI and its Subsidiaries (other than expenses attributed to, related to or incurred by CMC and its Subsidiaries), to the extent COPI and such Subsidiaries are unable to do so from their own resources, in accordance with a promissory note in the form attached as Exhibit H, in the original principal amount of up to $3,200,000 (the "COPI Budget Note").

         (b) Crescent also agrees to advance additional funds to COPI of up to $5,375,000 in accordance with the COPI Budget Note for the purposes, and in the amounts, specified therein.

         (c) COPI shall seek the approval of the Bankruptcy Court to provide Crescent with a priority claim and lien under 11 U.S.C. 364 for any funds advanced by Crescent under this Section after the filing of the petition with the Bankruptcy Court.

         (d) The provisions of (i) this Section 2.09 and the COPI Budget Note, and (ii) Section 2.01(e) are mutually exclusive.

2.10 Issuance of Common Shares of Crescent REIT to COPI Stockholders and Filing of Registration Statement.

         (a) In the event that the COPI Stockholder Acceptances are obtained, then on the Effective Date, each person who is a holder of shares of COPI Common Stock on the date the confirmation order has been entered by the Bankruptcy Court (the "Confirmation Date") shall be entitled to receive the number of common shares of beneficial interest, par value $.01 per share, of Crescent REIT (the "Crescent REIT Common Shares"), equal to the product of (i) (A) the number of shares of COPI Common Stock owned by such holder on the Confirmation Date, divided by (B) the total number of shares of COPI Common Stock outstanding on the Confirmation Date, and (ii) the quotient of (A) the Consideration Amount (as defined below), and (B) the average of the daily closing prices per Crescent REIT Common Share as reported on the New York Stock Exchange Composite Transactions reporting system for the 10 consecutive trading days immediately preceding the Confirmation Date. For purposes of this section, the "Consideration Amount" shall be $10,828,497, less an amount, if any, equal to the amount by which the CEI/COPI Payments exceed $5,200,000. No certificate or scrip representing fractional Crescent REIT Common Shares shall be issued, and all fractional shares shall be rounded up or down to the nearest whole Crescent REIT Common Share.

         (b) As promptly as practicable after the execution of this Agreement, Crescent REIT shall prepare and file with the SEC under the Securities Act a registration statement on Form S-4 relating to the issuance of the Crescent REIT Common Shares (the "Registration Statement"), in which the Proxy Statement will be included as a prospectus, provided that Crescent REIT may delay the filing of the Registration Statement until approval of the Proxy Statement by the SEC. Crescent REIT will cause the Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder. COPI shall furnish all information about itself and its business and operations and all necessary financial information to Crescent REIT as Crescent REIT may reasonably request in connection with the preparation of the Registration Statement. COPI and Crescent REIT agree to correct promptly any information provided by it for use in the Registration Statement if and to the extent that such information shall have become false or misleading in any material respect, and Crescent REIT further agrees to take all steps necessary to amend or supplement the Registration Statement and to cause the Registration Statement as so amended or supplemented to be filed with the SEC. COPI and Crescent REIT agree that the information provided by them for inclusion in the Registration Statement and each amendment or supplement thereto, at the time of the COPI Stockholders Meeting , will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Crescent REIT will advise and deliver copies (if any) to COPI, promptly after it receives notice thereof, of any request by the SEC for amendment of the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information (regardless whether such requests relate to COPI or Crescent REIT). Each of COPI and Crescent REIT will respond to any comments of the SEC and will use its respective reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after filing.

         (c) COPI agrees that, as of the Confirmation Date, it shall close the stock books and stock transfer ledgers of COPI.

2.11     Crescent and Crescent REIT Consent.

         Each of Crescent and Crescent REIT hereby consent to the transactions contemplated by this Agreement and the Operative Agreements and hereby waives compliance with any and all conditions, covenants or agreements of the Transferors contained in any and all agreements (other than this Agreement or the Operative Agreements) by and between any of the Transferors, on the one hand, and Crescent and/or Crescent REIT, on the other hand, that are affected by the transactions contemplated by this Agreement or the Operative Agreements.

2.12     Cooperation.

         Each party shall fully cooperate with the other parties hereto and shall take all actions and do all things reasonably necessary, proper and advisable in order for the other parties to satisfy their obligations hereto.

2.13     Mutual Release.

         The Transferors, Crescent and Crescent REIT acknowledge that they have executed the Mutual Release in the form of Exhibit F attached hereto

2.14     Termination Agreement.

         COPI and Crescent acknowledge that they have executed the Termination Agreement in the form of Exhibit G attached hereto.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF TRANSFERORS


         COPI, on behalf of itself and each of the Transferring Subsidiaries, and each Transferring Subsidiary, on behalf of itself where applicable, hereby represent and warrant to Purchaser as follows:

3.01     Organization and Qualification of COPI.

         COPI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full corporate power and authority to conduct its business as and to the extent now conducted. COPI is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business (including acting as general partner of COPI Colorado) makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the Condition of COPI.

3.02     Organization and Qualification of Transferring Subsidiaries.

         Transferring Subsidiary is either a corporation, limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing under the Laws of its respective state of incorporation or organization and has full power and authority to conduct its business as and to the extent now conducted. Transferring Subsidiary is duly qualified or licensed to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, and, if a corporation, is in good standing in each jurisdiction in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the Condition of the Transferring Subsidiary.

3.03     COPI Authority.

         COPI has requisite corporate power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The execution and delivery by COPI of this Agreement and the Operative Agreements to which it is a party, and the performance by COPI of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of COPI and no other corporate action on the part of COPI or its stockholders is necessary, other than confirmation by the Bankruptcy Court. This Agreement has been duly and validly executed and delivered by COPI and constitutes, and upon the execution and delivery by COPI of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of COPI enforceable against COPI in accordance with their terms.

3.04     Transferring Subsidiary Authority.

         Transferring Subsidiary has requisite corporate or limited liability company power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Assets. The execution and delivery by Transferring Subsidiary of this Agreement and the Operative Agreements to which it is a party, and the performance by Transferring Subsidiary of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors, managing member or general partner of Transferring Subsidiary, as the case may be, no other corporate or limited liability company action on the part of Transferring Subsidiary or its stockholders, members or partners, as the case may be, being necessary. This Agreement has been duly and validly executed and delivered by Transferring Subsidiary and constitutes, and upon the execution and delivery by Transferring Subsidiary of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Transferring Subsidiary enforceable against Transferring Subsidiary in accordance with their terms.

3.05     Ownership of CRL Voting Common Stock.

         The authorized capital stock of CRL consists of 500 shares of CRL Voting Common Stock and 9,500 shares of nonvoting common stock, $.01 par value. 500 shares of CRL Voting Common Stock, representing 100% of the issued and outstanding shares of CRL Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. All of the issued and outstanding shares of CRL Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Crescent or any of Crescent's Affiliates or Associates) holds any Equity Rights in CRL. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the CRL Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of CRL Voting Common Stock.

3.06     Ownership of CR License Membership Interests.

         Membership interests representing a 1.5% ownership interest in CR License are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates.

3.07     Ownership of WOCOI Common Stock.

         The authorized capital stock of WOCOI consists of 1,000 shares of WOCOI Common Stock. 100 shares of WOCOI Common Stock, representing 100% of the issued and outstanding shares of WOCOI Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. All of the issued and outstanding shares of WOCOI Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI) holds any Equity Rights in WOCOI. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the WOCOI Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of WOCOI Common Stock.

3.08     Ownership of TWLC Voting Common Stock.

         The authorized capital stock of TWLC consists of 500 shares of TWLC Voting Common Stock and 9,500 shares of nonvoting common stock, $.01 par value. 500 shares of TWLC Voting Common Stock, representing 100% of the issued and outstanding shares of TWLC Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. All of the issued and outstanding shares of TWLC Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Crescent or any of Crescent's Affiliates or Associates) holds any Equity Rights in TWLC. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the TWLC Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of TWLC Voting Common Stock.

3.09     Ownership of DMDC Voting Common Stock.

         The authorized capital stock of DMDC consists of 50 shares of DMDC Voting Common Stock and 950 shares of nonvoting common stock, $.01 par value. 50 shares of DMDC Voting Common Stock, representing 100% of the issued and outstanding shares of DMDC Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. All of the issued and outstanding shares of DMDC Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Crescent or any of Crescent's Affiliates or Associates) holds any Equity Rights in DMDC. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the DMDC Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of DMDC Voting Common Stock.

3.10     Ownership of CRE Diversified Voting Common Stock.

         The authorized capital stock of CRE Diversified consists of 10 shares of CRE Diversified Voting Common Stock and 990 shares of nonvoting common stock, $.01 par value. 10 shares of CRE Diversified Voting Common Stock, representing 100% of the issued and outstanding shares of CRE Diversified Voting Common Stock, are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. All of the issued and outstanding shares of CRE Diversified Voting Common Stock have been duly and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. No Person (other than COPI, Crescent or any of Crescent's Affiliates or Associates) holds any Equity Rights in CRE Diversified. There are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the CRE Diversified Voting Common Stock. There is no liability for dividends declared or accumulated but unpaid with respect to any shares of CRE Diversified Voting Common Stock.

3.11     Ownership of COPI Colorado GP Interests.

         Partnership interests representing an 100% general partner interest and a 60% ownership interest in COPI Colorado are owned beneficially and of record by COPI free and clear of any Liens, other than Liens in favor of Crescent or any of its Affiliates or Associates. No Person (other than COPI, John C. Goff and Harry H. Frampton III) holds any Equity Rights in COPI Colorado. Other than the limited partnership agreement of COPI Colorado, there are no voting trusts, stockholder agreements, proxies or other similar agreements in effect with respect to the voting or transfer of the COPI Colorado GP Interest.

3.12     Claims Against COPI.

         Other than the claims referred to in Sections 2.06 through 2.09, to COPI's Knowledge, there are no obligations or claims existing or assertable against COPI.

                                   ARTICLE IV

          REPRESENTATIONS AND WARRANTIES OF CRESCENT AND CRESCENT REIT


         Crescent and Crescent REIT hereby represents and warrants to COPI and each of the Transferring Subsidiaries as follows:

4.01     Organization.

         (a) Crescent is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware.

         (b) Crescent REIT is a real estate investment trust duly organized and validly existing under the Laws of the State of Texas.

4.02     Authority.

         (a) Crescent has requisite partnership power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Crescent of this Agreement and the Operative Agreements to which it is a party, and the performance by Crescent of its obligations hereunder and thereunder, have been duly and validly authorized by the general partner of Purchaser, no other action on the part of Crescent or its partners being necessary. This Agreement has been duly and validly executed and delivered by Crescent and constitutes, and upon the execution and delivery by Crescent of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Crescent enforceable against Crescent in accordance with their terms.

         (b) Crescent REIT has full trust power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Crescent REIT of this Agreement and the Operative Agreements to which it is a party, and the performance by Crescent REIT of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Trust Managers of Crescent REIT, no other action on the part of Crescent REIT being necessary. This Agreement has been duly and validly executed and delivered by Crescent REIT and constitutes, and upon the execution and delivery by Crescent REIT of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Crescent REIT enforceable against Crescent REIT in accordance with their terms.

4.03     Crescent REIT Common Share Issuance.

         The Crescent REIT Common Shares to be issued pursuant to Section 2.10 hereof have been duly authorized for issuance and sale to the COPI stockholders pursuant to this Agreement and, when issued and delivered by Crescent REIT in consideration of the execution and delivery of this Agreement and the Operative Agreements by the Transferors, will be validly issued, fully paid and non-assessable. Upon delivery of the Crescent REIT Common Shares, the COPI stockholders will receive good, valid and marketable title to the Crescent REIT Common Shares, free and clear of any Liens.

                                   ARTICLE V

                            COVENANTS OF TRANSFERORS


         Each Transferor covenants and agrees with Crescent that it will comply with all covenants and provisions of this Article V from the date hereof until the last Asset Transfer Date or Foreclosure Date, except to the extent Crescent may otherwise consent in writing.

5.01     Regulatory and Other Approvals.

         Each Transferor will (i) proceed diligently and in good faith and use its commercially reasonable efforts to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required to consummate the transactions contemplated hereby and by the Operative Agreements, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Crescent or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and
(iii) cooperate with Crescent as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Crescent to consummate the purchase of the Assets and the Foreclosure contemplated hereby and by the Operative Agreements. Each Transferor will provide prompt notification to Crescent when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and will advise Crescent of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

5.02     Investigation by Crescent.

         Each Transferor will (i) provide Crescent and its Representatives with full access, upon reasonable prior notice and during normal business hours, to such officers, employees and agents of Transferor who have any responsibility for the conduct of the Hospitality Business and the Decontrolled Business, to Transferor's accountants and to the Assets and the Stock, and (ii) furnish Crescent and such other Persons with all such information and data (including without limitation copies of Contracts, Licenses and other Books and Records) concerning the Hospitality Business, the Decontrolled Business, the Assets, the Stock and the Assumed Liabilities as Crescent or any of its Representatives may reasonably request in connection with such investigation.

5.03     No Solicitation.

         (a) No Transferor will take, nor will it permit any Affiliate of Transferor (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Transferor or any such Affiliate) to take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any Person (i) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, the sale of any portion of the Hospitality Business, the Decontrolled Business, the Assets or the Stock to any Person, other than Crescent or its Affiliates or (ii) to furnish or cause to be furnished any information with respect to the Hospitality Business, the Decontrolled Business, the Assets or the Stock to any Person (other than Crescent or its Affiliates) who Transferor or such Affiliate (or any such Person acting for or on their behalf) knows or has reason to believe is in the process of considering any acquisition of any portion of the Hospitality Business, the Decontrolled Business, the Assets or the Stock. If the Transferor or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person (other than Crescent or its Affiliates) any offer, inquiry or informational request referred to above, the Transferor will promptly advise such Person, by written notice, of the terms of this Section 5.03 and will promptly, orally and in writing, advise Crescent of such offer, inquiry or request and deliver a copy of such notice to Crescent.

5.04     Conduct of Business.

         Except as otherwise contemplated by this Agreement or as reasonably necessary in connection with the COPI bankruptcy case, each Transferor will, and COPI will cause the Decontrolled Entities and their Subsidiaries to,

         (a) operate the Hospitality Business and the Decontrolled Business only in the ordinary course consistent with past practice;

         (b) use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Hospitality Business and the Decontrolled Business, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the employees of the Decontrolled Business, (iii) maintain the Assets in good working order and condition, ordinary wear and tear excepted,
(iv) maintain the good will of customers, suppliers, lenders and other Persons to whom Transferor sells goods or provides services or with whom Transferor otherwise has significant business relationships in connection with the Hospitality Business and the Decontrolled Business, and (v) continue all reasonable current asset and property management, real estate development, sales, marketing and promotional activities relating to the Hospitality Business and the Decontrolled Business, unless Crescent reasonably requests otherwise;

         (c) except to the extent required by applicable Law, (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner (and, for COPI, in accordance with GAAP consistently applied and not change in any material manner any of its methods, principles or practices of accounting in effect as of December 31, 2001, except as may be required by the SEC, applicable law or GAAP), and (ii) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Transferor that would materially adversely affect the Hospitality Business, the Decontrolled Business, the Assets, the Stock or the Assumed Liabilities;

         (d) comply, in all material respects, with all Laws and Orders applicable to the Hospitality Business and the Decontrolled Business, and promptly following receipt thereof to give Crescent copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order;

         (e) promptly notify Crescent of any material emergency or other material change in the Condition of the Transferor, the Hospitality Business or the Decontrolled Business, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

         (f) promptly notify Crescent of (i) any material action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit commenced or, to the Knowledge of Transferor, threatened against, relating to or affecting the Transferor with respect to the Hospitality Business, the Decontrolled Business, the Assets or the Stock, or (ii) any facts or circumstances which become Known to the Transferor that could reasonably be expected to give rise to any material action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit that would be required to be disclosed pursuant to clause (i) above; and

         (g) duly and timely file all reports, Tax Returns and other documents required to be filed with Governmental or Regulatory Authorities, subject to extensions permitted by law, provided Transferor notifies Crescent that it is availing itself of such extension.

5.05     Certain Restrictions.

         Except as otherwise contemplated by this Agreement or provided for in the COPI Budget, without Crescent's prior written consent, each Transferor will, and will cause the Decontrolled Entities and their Subsidiaries to, refrain from:

         (a) acquiring or disposing of any Assets and Properties used or held for use in the conduct of the Hospitality Business or the Decontrolled Business, other than in the ordinary course of business consistent with past practice, or creating or incurring any Lien, other than a Lien in favor of Crescent or any of its Affiliates or Associates or created in the ordinary course of business consistent with past practice, on any Assets and Properties used or held for use in the conduct of the Hospitality Business or the Decontrolled Business;

         (b) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any material Contract or any material License, other than in the ordinary course of business consistent with past practice;

         (c) violating, breaching or defaulting under, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a violation or breach of, or default under, any term or provision of any material Contract (to which Crescent or any of its Affiliates or Associates is not a party) or any material License;

         (d) incurring, purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right of Transferor, any Decontrolled Entity or any Subsidiary of a Decontrolled Entity under, any Liability owing to Transferor, any Decontrolled Entity or any Subsidiary of a Decontrolled Entity in connection with the Hospitality Business, other than in the ordinary course of business consistent with past practice;

         (e) engaging with any Person (other than with Crescent, CEI and any of their Affiliates) in any Business Combination, unless such Person agrees in a written instrument in form and substance reasonably satisfactory to Crescent to adopt and comply with the terms and conditions of this Agreement as though such Person was an original signatory hereto;

         (f) engaging in any transaction with respect to the Hospitality Business or the Decontrolled Business with any officer, director, Affiliate or Associate of Transferor (other than Crescent or any Affiliate or Associate thereof), or any Associate of any such officer, director or Affiliate, either outside the ordinary course of business consistent with past practice or other than on an arm's-length basis;

         (g) amending the certificate or articles of incorporation, certificate or articles of organization or operating agreement, or certificate or articles of limited partnership or limited partnership agreement, as the case may be, of any Decontrolled Entity or Subsidiary of any Decontrolled Entity;

         (h) selling, transferring, disposing, pledging or otherwise encumbering the Stock, or agreeing to any restrictions on transfer of the Stock;

         (i) increasing the salary, bonus or other compensation of any employee of COPI or its Subsidiaries;

         (j) other than in the ordinary course of business consistent with past practice, borrowing money and/or issuing evidences of Indebtedness, including increases in any Indebtedness;

         (k) guaranteeing any obligations of any Person or assuming any liability or other obligation of any Person;

         (l) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets on behalf of the Hospitality Business in an aggregate amount exceeding $75,000;

         (m) making any payments or commitments to any Person not provided for in the COPI Budget if the amount of such payments or commitments exceed $100,000, or

         (n) entering into any Contract to do or engage in any of the foregoing.

5.06     Delivery of Books and Records, etc.; Removal of Property.

         (a) On each Asset Transfer Date, the Transferor will deliver or make available to Crescent at the locations at which the Hospitality Business is conducted all of the Books and Records related to the Hospitality Business and such other Assets as are in Transferor's possession at other locations, and if at any time after each Asset Transfer Date, Transferor discovers in its possession or under its control any other Books and Records or other Assets, it will forthwith deliver such Books and Records or other Assets to Crescent.

         (b) On any Foreclosure Date, COPI will deliver or make available to Crescent at the locations at which the Decontrolled Business relating to the foreclosed Stock is conducted all of the

Books and Records related to the Decontrolled Business relating to the foreclosed Stock, and if at any time after the Foreclosure Date, COPI discovers in its possession or under its control any other Books and Records relating to the foreclosed Stock or the Decontrolled Business, it will forthwith deliver such Books and Records to Crescent.

5.07     Resignations.

         On any Foreclosure Date, COPI shall cause Jeffrey L. Stevens and any other COPI officer, director or employee (other than John C. Goff) to resign, effective as of such date, from all director and officer positions of the Decontrolled Entity or Entities, of which the Stock is being retained in satisfaction of obligations, as well as of any Subsidiaries of such Decontrolled Entity or Entities.

5.08     Fulfillment of Conditions.

         Transferor will execute and deliver at each Asset Transfer Date each Operative Agreement that Transferor is required hereby to execute and deliver as a condition to each Asset Transfer Date, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Crescent contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   ARTICLE VI
                      CRESCENT AND CRESCENT REIT COVENANTS


         Each of Crescent and Crescent REIT covenants and agrees with each of the Transferors that it will comply with all covenants and provisions of this
Article VI, except to the extent that the Transferors may otherwise consent in writing.

6.01     Regulatory and Other Approvals.

         Crescent and Crescent REIT will (i) proceed diligently and in good faith and use its commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Crescent or Crescent REIT to consummate the transactions contemplated hereby and by the Operative Agreements, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as the Transferors or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (iii) cooperate with the Transferors as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of the Transferors to consummate the transactions contemplated hereby and by the Operative Agreements. Crescent and Crescent REIT will provide prompt notification to COPI when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and will advise COPI of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

6.02     Fulfillment of Conditions.

         Crescent will execute and deliver at each Asset Transfer Date each Operative Agreement that Crescent is hereby required to execute and deliver as a condition to each Asset Transfer Date, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Transferors contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                  ARTICLE VII

                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

7.01     Survival of Representations, Warranties, Covenants and Agreements.

         Subject to the provisions of Section 8.01 below, each Transferor, Crescent and Crescent REIT have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of each Transferor, Crescent and Crescent REIT will survive indefinitely.

                                  ARTICLE VIII

                                 INDEMNIFICATION

8.01     Indemnification.

         (a) Subject to paragraph (e) of this Section and the other Sections of this Article VIII, each Transferor shall indemnify Crescent, Crescent REIT and their respective officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty contained in this Agreement, (ii) any nonfulfillment of or failure to perform any covenant or agreement on the part of such Transferor contained in this Agreement if such Transferor has failed to use commercially reasonable efforts to fulfill or perform such covenants or agreements, or (iii) an Excluded Liability.

         (b) Subject to paragraph (e) of this Section and the other Sections of this Article VIII, Crescent shall indemnify each Transferor and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty contained in this Agreement, (ii) any nonfulfillment of or failure to perform any covenant or agreement on the part of Crescent contained in this Agreement if Crescent has failed to use commercially reasonable efforts to fulfill or perform such covenants or agreements, or (iii) all Assumed Liabilities.

         (c) Subject to paragraph (e) of this Section and the other Sections of this Article VIII, Crescent REIT shall indemnify COPI and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty contained in this Agreement or (ii) any nonfulfillment of or failure to perform any covenant or agreement on the part of Crescent REIT contained in this Agreement if Crescent REIT has failed to use commercially reasonable efforts to fulfill or perform such covenants or agreements.

         (d) In the event that any claim is asserted against any party hereto, or any party hereto is made a party defendant in any Action or Proceeding, and such claim, Action or Proceeding involves a matter which is the subject of a claim for indemnification under Sections 8.01(a) through (c), then such party (an "Indemnified Party") shall give written notice to Crescent, Crescent REIT or Transferor, as the case may be (the "Indemnifying Party"), of such claim, Action or Proceeding, and such Indemnifying Party shall have the right to join in the defense of said claim, Action or Proceeding at such Indemnifying Party's own cost and expense and, if the Indemnifying Party agrees in writing to be bound by and to promptly pay the full amount of any final judgment from which no further appeal may be taken and if the Indemnified Party is reasonably assured of the Indemnifying Party's ability to satisfy such agreement, then at the option of the Indemnifying Party, such Indemnifying Party may take over the defense of such claim, Action or Proceeding, except that, in such case, the Indemnified Party shall have the right to join in the defense of said claim, Action or Proceeding at its own cost and expense, provided, however, that the Indemnifying Party shall not agree to settle any claim, Action or Proceeding relating to Taxes if such settlement could aversely affect the Tax liability of the Indemnified Party or an Affiliate thereof and such adverse effect would not be included in the Indemnified Party's entitlement to indemnification pursuant to this Article VIII, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

         (e) The indemnification obligations of each Transferor pursuant to this
Article VIII shall be subject to the following limitations and other provisions:

                  (i) The amount of any Losses required to be paid by Transferor to indemnify any Indemnified Party pursuant to this Article VIII as a result of any indemnity claim shall be reduced to the extent of any amounts actually received by such Indemnified Party pursuant to the terms of any insurance policies (if any) covering such claim.

                  (ii) The amount of any Losses required to be paid by Transferor to indemnify any Indemnified Party pursuant to this Article VIII as a result of any indemnity claim shall be reduced by the amount of any federal, state or local tax benefit actually realized by the Indemnified Party as a result of such claim.

                  (iii) The indemnification obligations of the parties pursuant to this Article VIII shall be limited to actual damages, losses, liabilities and expenses and shall not include incidental, consequential, indirect, punitive or exemplary damages, losses, liabilities and expenses.

8.02     Exclusivity.

         The parties hereto agree that, in relation to any breach, default or nonperformance of any representation, warranty, covenant or agreement made or entered into by a party hereto pursuant to this Agreement or any instrument or document delivered pursuant hereto, the sole and only relief and remedy available to the other party hereto in respect of said breach, default or nonperformance shall be:

         (a) termination, but only if said termination is expressly permitted under the provisions of Article IX;

         (b) Losses, but only to the extent properly claimable hereunder and as limited pursuant to this Article VIII;

         (c) specific performance if a court of competent jurisdiction in its discretion grants the same; or

         (d) injunctive or declaratory relief if a court of competent jurisdiction in its discretion grants the same.

                                   ARTICLE IX

                                   TERMINATION

9.01     Termination.

         This Agreement may be terminated, and the transactions contemplated hereby and not yet commenced may be abandoned:

         (a) by mutual written agreement of each Transferor, Crescent and Crescent REIT; or

         (b) by each Transferor, Crescent or Crescent REIT, in the event (i) of a material breach hereof by a non-terminating party if such non-terminating party fails to cure such breach within 10 Business Days following notification thereof by the terminating party or (ii) upon notification to all non-terminating parties by the terminating party that the satisfaction of any condition to the terminating party's obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; provided, however that (x) no Transferor shall have the right to terminate this Agreement pursuant to clause (i) of this paragraph if the non-terminating party is another Transferor, and not Crescent or Crescent REIT, (y) neither Crescent nor Crescent REIT shall have the right to terminate this Agreement pursuant to clause (i) of this paragraph if the non-terminating party is either Crescent or Crescent REIT, and (z) Crescent and/or Crescent REIT shall not have the unilateral right to terminate this Agreement pursuant to clause (ii) of this subsection if Crescent or Crescent REIT has received any or all of the Assets or Stock. Notwithstanding the continuation of this Agreement after the occurrence of an event specified in clause (ii) of this subsection, the nonperforming party shall have no further obligation to satisfy any such impossible or impracticable conditions.

9.02     Effect of Termination.

         (a) If this Agreement is validly terminated pursuant to Section 9.01, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of any Transferor, Crescent or Crescent REIT (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the following paragraph and except that the provisions with respect to confidentiality in Section 10.05 will continue to apply following any such termination.

         (b) Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 9.01(b), each Transferor will remain liable to Crescent and Crescent REIT for any willful breach of this Agreement by Transferor existing at the time of such termination, and Crescent or Crescent REIT will remain liable to Transferor for any willful breach of this Agreement by Crescent or Crescent REIT, respectively, existing at the time of such termination, and Transferor, Crescent or Crescent REIT may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

                                   ARTICLE X

                                  MISCELLANEOUS

10.01    Notices.

         All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:


                  If to Crescent or Crescent REIT, to:


                  Crescent Real Estate Equities Limited Partnership 777 Main Street, Suite 2100
                  Fort Worth, Texas 76102


                  Facsimile No.: (817) 321-2000
                  Attn:  David M. Dean, Executive Vice President,
                         Law and Administration


                  with a copy to:


                  Shaw Pittman LLP
                  2300 N Street, N.W.
                  Washington, DC 20037

                  Facsimile No.: (202) 663-8007
                  Attn:  Sylvia M. Mahaffey

                  If to the Transferors, to:


                  Crescent Operating, Inc.
                  777 Taylor Street, Suite 1050
                  Fort Worth, Texas 76102


                  Facsimile No.: (817) 339-1001
                  Attn:  Jeffrey L. Stevens, Chief Operating Officer


                  with a copy to:


                  Haynes and Boone, LLP
                  901 Main Street
                  Suite 3100
                  Dallas, Texas 75202
                  Facsimile No.: (214) 651-5940
                  Attn:  Robert Albergotti


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt by the sender of confirmation of delivery (including confirmation by electronic means), and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice in accordance with this Section 10.01 specifying such change to the other party hereto.

10.02    Bulk Sales Act.

         The parties hereby waive compliance with the bulk sales act or comparable statutory provisions of each applicable jurisdiction. Each Transferor shall indemnify Crescent and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, occurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to the failure of each Transferor to comply with the terms of any such provisions applicable to the transactions contemplated by this Agreement.

10.03    Entire Agreement.

         This Agreement and the Operative Agreements supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

10.04    Public Announcements.

         At all times at or before the Effective Date, each Transferor, Crescent and Crescent REIT will not issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld, unless required by Law.

10.05    Confidentiality.

         Each party hereto will hold, and will use its best efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other parties or any of its Affiliates furnished to it by the other parties or such other parties' Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (i) previously known by the party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (iii) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that (y) following each Asset Transfer Date the foregoing restrictions will not apply to Crescent's use of documents and information concerning the Hospitality Business, the Assets or the Assumed Liabilities furnished by any Transferor hereunder and (z) following any Foreclosure Date the foregoing restrictions will not apply to Crescent's use of documents and information concerning the Decontrolled Business relating to any foreclosed Stock furnished by COPI hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of a party, each other party hereto will, and will cause its Affiliates and their respective Representatives to, promptly redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

10.06    Waiver.

         Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

10.07    Amendment.

         This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

10.08    No Third Party Beneficiary.

         The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article VIII.

10.09    No Assignment; Binding Effect.

         Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void, except (i) for assignments and transfers by operation of Law and (ii) that Crescent may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article VII) to (A) one or more Subsidiaries of Crescent (who may make the subsequent assignment referred to in (B)), or (B) any future purchaser of the Hospitality Business, the Decontrolled Business, any of the Stock or a substantial part of the Assets, but no such assignment shall relieve Crescent of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

10.10    Headings.

         The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

10.11    Invalid Provisions.

         If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

10.12    Governing Law.

         This Agreement shall be governed by and construed in accordance with the Laws of the State of Texas applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

10.13    Counterparts.

         This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.


                                      CRESCENT REAL ESTATE EQUITIES
                                      LIMITED PARTNERSHIP


                                      By: Crescent Real Estate Equities, Ltd.,
                                          its general partner



                                      By: /s/ DAVID M. DEAN
                                         -------------------------------------
                                         Name:   David M. Dean
                                         Title:  Executive Vice President, Law
                                                 and Administration


                                      CRESCENT REAL ESTATE EQUITIES COMPANY


                                      By: /s/ DAVID M. DEAN
                                         -------------------------------------
                                         Name:   David M. Dean
                                         Title:  Executive Vice President, Law
                                                 and Administration


                                      CRESCENT OPERATING, INC.


                                      By: /s/ JEFFREY L. STEVENS
                                         -------------------------------------
                                         Name:   Jeffrey L. Stevens
                                         Title:  Executive Vice President



                                      ROSESTAR MANAGEMENT LLC



                                      By: /s/ JEFFREY L. STEVENS
                                         -------------------------------------
                                         Name:   Jeffrey L. Stevens
                                         Title:  Manager

                                      CANYON RANCH LEASING, L.L.C.


                                      By: Rosestar Management, LLC, its manager



                                              By: /s/ JEFFREY L. STEVENS
                                                 ------------------------------
                                                 Name:   Jeffrey L. Stevens
                                                 Title:  Manager



                                      WINE COUNTRY HOTEL, LLC



                                      By: /s/ JEFFREY L. STEVENS
                                         -------------------------------------
                                         Name:   Jeffrey L. Stevens
                                         Title:  Manager



                                      ROSESTAR SOUTHWEST, LLC


                                      By: RSSW Corp., its manager



                                              By: /s/ JEFFREY L. STEVENS
                                                 ------------------------------
                                                 Name:   Jeffrey L. Stevens
                                                 Title:  President



                                      COI HOTEL GROUP, INC.



                                      By: /s/ JEFFREY L. STEVENS
                                         -------------------------------------
                                         Name:   Jeffrey L. Stevens
                                         Title:  Chairman

                                 FIRST AMENDMENT
                             TO SETTLEMENT AGREEMENT



This First Amendment to Settlement Agreement (the "First Amendment") is made and entered into as of this 1st day of October by and among Crescent Real Estate Equities Limited Partnership ("Crescent"), Crescent Real Estate Equities Company ("Crescent REIT"), Crescent Operating, Inc. ("COPI"), Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC d/b/a Vintage Resorts, LLC, Rosestar Southwest, LLC and COI Hotel Group (collectively, the "Transferring Subsidiaries").


WHEREAS, the parties hereto previously entered into that certain Settlement Agreement, dated as of February 14, 2002, relating to the various agreements among the parties that are documented therein (the "Effective Agreement");


WHEREAS, the parties have consummated certain of the transactions provided for in the Effective Agreement and have commenced performance of other transactions;


WHEREAS, COPI has requested that, in addition to the funds Crescent has already advanced to COPI under the COPI Budget Note for specified budgeted expenses, Crescent advance additional funds to COPI for additional operating expenses, and Crescent is willing to advance these funds to COPI in accordance with specified terms;


WHEREAS, the parties have determined that they wish to change certain of the provisions of the Effective Agreement relating to transactions that have not yet been performed, to clarify certain provisions of the Effective Agreement and to enter into additional or revised agreements as to various matters; and


WHEREAS, the parties desire to amend the Effective Agreement, in accordance with
Section 10.07 of the Effective Agreement, to reflect such changes;


NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows.

         1. CLARIFICATION AND AMENDMENT OF DEFINED TERM. The defined term "CEI/COPI Payments" contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:


                           "CEI/COPI Payments" means all amounts paid, pre-paid,
                  advanced, incurred or accrued up to and including the Confirmation Date by or on behalf of Crescent, Crescent REIT or their Affiliates in connection with the preparation of this Agreement, the Operative Agreements and the consummation of the transactions contemplated hereby and thereby, or relating hereto or thereto, including, without limitation, all such amounts paid, advanced, incurred or accrued by Crescent or Crescent REIT pursuant to, and in accordance with, Sections 2.07, 2.08, 2.09 and/or 2.15, and all fees and expenses of agents, representatives, counsel and accountants employed by Crescent,

                  Crescent REIT or any of their Affiliates. Notwithstanding any of the foregoing, CEI/COPI Payments shall be reduced by the total amount of all optional or mandatory payments or prepayments, if any, whether applied to accrued interest or principal, on the Revised COPI Budget Note or the Second
                  COPI Budget Note made by COPI.


In connection with the foregoing clarification and amendment, the parties hereto agree and acknowledge that the deletion of the phrase "for out-of-pocket expenses," which was set forth immediately following the phrase "means all amounts paid, advanced, incurred or accrued" in the Effective Agreement constitutes a clarification of the original intent of the parties to the Effective Agreement as to the meaning of the defined term "CEI/COPI Payments," and not an amendment, change or other alteration of the meaning of such defined term.

         2. AMENDMENT OF SECTION 1.02. Section 1.02 of the Effective Agreement is hereby amended to include, from and after the effective date of this First Amendment, the cross-references set forth below.


                  A. On the line immediately following the line containing the term "Registration Statement" and the reference to Section 2.10(b), the following shall be added to the list contained in Section 1.02 as a new line:


                  Revised COPI Budget Note                               2.09(a)

         with the term "Revised COPI Budget Note" included under the column designated "Term" and the number "2.09(a)" inserted under the column designated "Section".


                  B. On the line immediately following the line containing the term "SEC" and the reference to Section 2.04(a), the following shall be added to the list contained in Section 1.02 as a new line:


                  Second COPI Budget Note                                2.09(c)

         with the term "Second COPI Budget Note" included under the column designated "Term" and the number "2.09(c)" inserted under the column designated "Section".

         3. REPLACEMENT OF EXHIBIT E AND AMENDMENT OF SECTION 2.03(A). From and after the date hereof, (i) the Plan of Reorganization attached to the Effective Agreement as Exhibit E is hereby superseded and replaced in its entirety by the new Exhibit E attached hereto, and (ii) all references to the "Plan" shall refer to such new Exhibit E.

         4. AMENDMENT OF SECTION 2.09.


                  A. Section 2.09 of the Effective Agreement is hereby amended to include, prior to subparagraph (a) of Section 2.09 the following:

                  Pursuant to advances made by Crescent to COPI pursuant to the original "COPI Budget Note" attached hereto as Exhibit H, Crescent has advanced the principal amount of $3,631,000 as of September 30, 2002.


                  B. Section 2.09(a) of the Effective Agreement is hereby deleted in its entirety and replaced with the following:


                           (a) Subject to Section 5.05, Crescent has advanced
                  funds to COPI sufficient for COPI to pay the reasonable and necessary budgeted and documented out-of-pocket operating expenses of COPI and its Subsidiaries (other than expenses attributed to, related to or incurred by CMC and its Subsidiaries), to the extent COPI and such Subsidiaries were unable to do so from their own resources, in accordance with the original "COPI Budget Note," which is that certain promissory note in the form attached as Exhibit H, in the original principal amount of up to $8,575,000. From and after the date hereof, the promissory note attached hereto as Exhibit H is superseded and replaced in its entirety by the amended and restated promissory note attached hereto as Exhibit H-1 (the "Revised COPI Budget Note").


                  C. Section 2.09(b) of the Effective Agreement is hereby deleted in its entirety and replaced with the following:


                           (b) Crescent also has advanced funds to COPI in
                  accordance with the COPI Budget Note for the purposes, and in the amounts, specified in the Revised COPI Budget Note. In addition, Crescent agrees to advance funds to COPI in accordance with the Revised COPI Budget Note for the purposes, and in the amounts, specified therein.


                  D. Section 2.09(c) of the Effective Agreement is hereby redesignated as Section 2.09(d), and a new Section 2.09(c), in the form set forth below, is hereby inserted in substitution of Section 2.09(c) of the Effective Agreement.


                           (c) Subject to Section 5.05, Crescent agrees (i) to
                  advance funds to COPI sufficient for COPI to pay the reasonable and necessary documented out-of-pocket operating expenses of COPI and its Subsidiaries (other than expenses attributed to, related to or incurred by CMC and its Subsidiaries), to the extent COPI and such Subsidiaries are unable to do so from their own resources, and (ii) to advance additional funds of up to $641,000.00 to COPI, in each case in accordance with a promissory note in the form attached as Exhibit H-2, in the original principal amount of up to $2,900,000 (the "Second COPI Budget Note"). The Second COPI Budget Note will be secured by a security interest in the claim, thing in action, general intangible and other collateral described in that certain Security Agreement of even date herewith made by COPI in favor of Crescent, on the terms set forth in such Security Agreement.

                  E. Section 2.09(d) of the Effective Agreement is hereby deleted in its entirety and replaced with the following, which shall be designated as Section 2.09(e).


                           (e) The provisions of (i) this Section 2.09, the COPI
                  Budget Note, the Revised COPI Budget Note and the Second COPI Budget Note, on the one hand, and (ii) Section 2.01(e), on the other, are mutually exclusive.

         5. AMENDMENT OF SECTION 2.10(A). Section 2.10(a) of the Effective Agreement is hereby deleted in its entirety and replaced with the following:


                           (a) In the event that the COPI Stockholder
                  Acceptances are obtained, then on the Effective Date, each person who is a holder of shares of COPI Common Stock on the date the confirmation order has been entered by the Bankruptcy Court (the "Confirmation Date") shall be entitled to receive the number of common shares of beneficial interest, par value $.01 per share, of Crescent REIT (the "Crescent REIT Common Shares"), equal to the product of (i) (A) the number of shares of COPI Common Stock owned by such stockholder on the Confirmation Date, divided by (B) the total number of shares of COPI Common Stock outstanding on the Confirmation Date, and
                  (ii) the quotient of (A) the Consideration Amount (as defined below), and (B) the average of the daily closing prices per Crescent REIT Common Share as reported on the New York Stock Exchange Composite Transactions reporting system for the 10 consecutive trading days immediately preceding the Confirmation Date. For purposes of this section, the "Consideration Amount" shall be an amount equal to the greater of (x) $10,828,497, less an amount, if any, equal to the amount by which the CEI/COPI Payments exceed $5,200,000, and
                  (y) $2,165,699.40. No certificate or scrip representing fractional Crescent REIT Common Shares shall be issued, and all fractional shares shall be rounded up or down to the nearest whole Crescent REIT Common Share.

         6. ADDITION OF NEW SECTION 2.15. A new Section 2.15, which shall read as follows, is hereby inserted immediately following Section 2.14 of the Effective Agreement:


                  2.15 Claims of Unsecured Creditors.


                           (a) The parties hereby acknowledge that, after the
                  execution of the Effective Agreement, the Official Committee of Unsecured Creditors of CMC established in connection with the bankruptcy of CMC has advised COPI, and COPI subsequently advised Crescent, that such Committee has asserted certain claims against COPI and that it may assert additional or supplemental claims against COPI and certain of COPI's current and former directors and officers. COPI has also advised Crescent that it disputes these claims and believes they are without merit.

                           (b) The parties further acknowledge that other
                  unsecured creditors not currently Known to COPI may in the future make claims in connection with the COPI bankruptcy.

                           (c) In connection with any claim or claims that
                  either are specified or are of the type specified in subsections (a) or (b) of this Section 2.15, Crescent shall have the right, but no obligation, to offer, and COPI shall have the right to permit Crescent, to settle or assume any one or more of such claims on such terms, including the value of the settlement or assumption, as shall be agreed by and among COPI, Crescent and Crescent REIT on or before the Effective Date.

         7. AMENDMENT OF SECTION 3.12. Section 3.12 of the Effective Agreement is hereby deleted in its entirety and replaced with the following:


                  3.12 Claims Against COPI.


                  Other than the claims referred to in Sections 2.06 through
                  2.09 and in Section 2.15(a), to COPI's Knowledge, there are no obligations or claims existing or assertable against COPI.

         8. AUTHORITY. Each party to this First Amendment represents that such party has full power and authority to enter into this First Amendment, and that this First Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         9. DEFINED TERMS CONTAINED IN EFFECTIVE AGREEMENT. Except as the context may otherwise require, any terms used in this First Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this First Amendment as in the Effective Agreement.

         10. EFFECTIVE DATE OF FIRST AMENDMENT. This Amendment will become effective as of the date first above written. From and after the effective date of this First Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Operative Agreements or any other documents entered into in connection with the Agreement, shall mean and be a reference to the Effective Agreement as amended by this First Amendment.

         11. REMAINDER OF EFFECTIVE AGREEMENT NOT AFFECTED. Except as specifically amended by this First Amendment, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         12. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above.


                                       CRESCENT REAL ESTATE EQUITIES
                                       LIMITED PARTNERSHIP


                                       By:  Crescent Real Estate Equities, Ltd.,
                                            its general partner



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRESCENT REAL ESTATE EQUITIES COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRESCENT OPERATING, INC.



                                       By:
                                          --------------------------------------
                                          Name: Jeffrey L. Stevens
                                          Title: Executive Vice President



                                       ROSESTAR MANAGEMENT LLC



                                       By:
                                          --------------------------------------
                                          Name: Jeffrey L. Stevens
                                          Title: Manager



                                       CANYON RANCH LEASING, L.L.C.


                                       By:  Rosestar Management, LLC, its
                                            manager



                                            By:
                                               ---------------------------------
                                               Name: Jeffrey L. Stevens
                                               Title: Manager

                                       WINE COUNTRY HOTEL, LLC



                                       By:
                                          --------------------------------------
                                          Name: Jeffrey L. Stevens
                                          Title: Manager



                                       ROSESTAR SOUTHWEST, LLC


                                       By:  RSSW Corp., its manager



                                            By:
                                               ---------------------------------
                                               Name: Jeffrey L. Stevens
                                               Title: President



                                       COI HOTEL GROUP, INC.



                                       By:
                                          --------------------------------------
                                          Name: Jeffrey L. Stevens
                                          Title: Chairman

                                                                         ANNEX C


                      [HOULIHAN LOKEY HOWARD & ZUKIN LOGO]

                   [HOULIHAN LOKEY HOWARD & ZUKIN LETTERHEAD]
                               FINANCIAL ADVISORS

February 14, 2002

To the Board of Directors
Crescent Operating, Inc.
777 Taylor Street, Suite 1050
Fort Worth, TX  76102

Dear Gentlemen:

We understand that Crescent Operating, Inc. ("COPI" hereinafter) has put forth a pre-packaged Chapter 11 bankruptcy plan of COPI. As part of the COPI bankruptcy plan, COPI has entered into an agreement with Crescent Real Estate Equities Company ("CEI" hereinafter) whereby substantially all of the assets and related liabilities associated with COPI's hotel operations will be transferred to CEI in lieu of a foreclosure by CEI on these assets and CEI, in exchange, will cancel $23.6 million in unpaid rental payments due to CEI (the "Hotel Transaction"). COPI will also execute one or more Foreclosure Agreements pursuant to which Crescent will retain the real estate development interests in satisfaction of $40.1 million of principal and accrued and unpaid interest, representing a portion of the debt obligations of COPI to Crescent (the "Real Estate Transaction"). Pursuant to COPI's agreement with CEI, CEI has also agreed that it will form and capitalize Crescent Spinco which will acquire COPI's entire membership interest in COPI Cold Storage, LLC ("COPI Cold Storage") for approximately $15 to $15.5 million (the "Cold Storage Transaction"). CEI has also agreed to fund up to $8.6 million (the "Advances") for (i) advances to COPI sufficient for COPI to pay out-of-pocket operating expenses until the COPI bankruptcy plan is approved up to $3.2 million and (ii) the remaining $5.4 million will cover claims and other expenses relating to the COPI bankruptcy and any other amounts paid, advanced or accrued by or on behalf of CEI relating to the COPI bankruptcy. COPI's management has indicated that the amount of Advances is based on reasonable assumptions, however, funds paid by CEI above $8.6 million will reduce the amount of CEI Stock Consideration (as defined below). At the request of COPI's management, we have assumed that Advances by CEI could be as much as $10.5 million. For each share of COPI common stock, CEI will issue to all COPI stockholders approximately $0.50 of CEI common stock (the "CEI Stock Consideration"), or in the event CEI advances $10.5 million CEI will issue $0.32 of CEI Common Stock, in exchange for a release of all of the COPI shareholders' claims against CEI or any of its officers, directors, employees, agents or representatives. The CEI Stock Consideration is subject to adjustment should the total amount of claims and expenses paid by CEI in connection with the COPI bankruptcy are equal to or greater than $5.2 million. Additionally, it is our understanding that certain and former officers and directors of COPI are also officers and directors of CEI and own 19.0% of COPI's common stock. The balance of COPI's common stock is held by unrelated parties (the "Public Stockholders"). The Hotel Transaction, Real Estate Transaction, Cold Storage Transaction, CEI Stock Consideration and Advances are referred to collectively herein as the "Transactions".

Board of Directors
Crescent Operating, Inc.
February 14, 2002


You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion addresses the aggregate consideration to be received by the Company in connection with the Transactions and specifically does not address the consideration to be received in each of the separate transactions. The Opinion does not address COPI's underlying business decision to effect the Transactions. Additionally, you have advised us that the Board of Directors of COPI has indicated that it has no intention of selling its shares in COPI or engaging in any alternative to the Transactions. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of COPI, the hotel operations and land development entities or COPI Cold Storage. Furthermore, at your request, we have not negotiated the Transactions or advised you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Attached as Appendix A is a list of documents reviewed and due diligence conducted.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of COPI, the hotel and land development entities and COPI Cold Storage, and that there has been no material change in the assets, financial condition, business or prospects of COPI, the hotel and land development entities and COPI Cold Storage since the date of the most recent financial statements made available to us. We have also been asked to rely upon the Cold Storage Transaction price as accurately reflecting the fair market value of COPI's interest in COPI Cold Storage. Our Opinion does not consider Advances over $10.5 million; however, additional funds paid by CEI over that amount would not necessarily change our Opinion.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to COPI, the hotel and land development entities and COPI Cold Storage and do not assume any responsibility with respect to them. We have not made any physical inspection or independent appraisal of any of the properties or assets of COPI, the hotel and land development entities and COPI Cold Storage. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the Company in connection with the Transactions is fair to the Public Stockholders of COPI from a financial point of view.

/s/ HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS INC.

                                   APPENDIX A

In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

1.       held discussions with management of COPI, CEI and East West Partners;
2.       reviewed historical operating statements for the hotel properties;
3. reviewed the hotel lease agreements between the affiliates of COPI (as the lessees) and CEI (as the lessors);
4. reviewed the balance sheet of RoseStar Management, LLC dated as of November 30, 2001;
5. reviewed projections for the hotel properties, provided by COPI, for the period of operation corresponding with the remaining term of the lease;
6.       reviewed a legal entity ownership chart provided by COPI;
7. reviewed projections for the life of the CRDI land development projects prepared by East West Partners;
8. reviewed the internally prepared consolidating balance sheets and income statements for East West Resort Transportation LLC and East West Resort Transportation II LLC for the period ended December 31, 2001;
9.       reviewed historical operating statements and 2002 budgets for CDMC Palm
         Beach;
10. reviewed projections Woodlands Land Development provided by COPI for the periods ending December 31, 2002 through December 31, 2011;
11. reviewed projections for the Woodlands Operating Company provided by COPI for the periods ending December 31, 2002 through December 31, 2006;
12. reviewed projections for Desert Mountain provided by COPI for the periods ending December 31, 2002 through December 31, 2010;
13. reviewed the publicly available SEC filings of COPI, including the Form 10K for the fiscal year ended December 31, 2000 and the Form 10Q for the period ended September 30, 2001;
14. reviewed the internally prepared consolidating balance sheet for CRDI for the period ended December 31, 2001;
15. reviewed the internally prepared consolidating balance sheet of COPI for the periods ended November 30, 2000; December 31, 2000; and November 30, 2001;
16.      reviewed the internally prepared liquidation analysis of COPI;
17. reviewed the Americold management package, including income statement and balance sheet, for the fiscal year ended December 31, 2001;
18. reviewed the Americold budget for the fiscal year ended December 31, 2002;
19.      reviewed a draft of the Settlement Agreement dated February 14, 2002;
         and
20. conducted such other studies, analyses and inquiries as we have deemed appropriate.

                                                             THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.

Regardless of whether you plan to attend the Special Meeting of Stockholders, you may ensure that your shares are represented at the Special Meeting by promptly returning your proxy in the enclosed envelope, or voting by telephone by following the instructions on the reverse side.



                                   DETACH HERE


                                      PROXY
                            CRESCENT OPERATING, INC.

                    PLEASE DATE AND SIGN ON REVERSE SIDE AND
                RETURN IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

     The undersigned acknowledge(s) receipt of the Proxy Statement of Crescent Operating, Inc. relating to the Special Meeting of Stockholders to be held on _________ __, 2002, commencing at __:00 [a.m./p.m.], central standard time, at The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas, 76102 (the "Special Meeting") and hereby constitute(s) and appoint(s) Jeffrey L. Stevens and ____________, attorneys and proxies of the undersigned, with full power of substitution and resubstitution to each and with all the powers the undersigned would possess if personally present, to vote for and in the name and place of the undersigned all shares of Common Stock of Crescent Operating, Inc. held or owned by the undersigned, or standing in the name of the undersigned, at the Special Meeting, or any adjournment or postponement thereof, upon the matters referred to in the Proxy Statement for the Special Meeting as stated below and on the reverse side. A majority of said attorneys and proxies present and acting at the Special Meeting shall have, and may exercise, all the powers of all said attorneys and proxies hereunder.

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRESCENT OPERATING, INC. UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PROPOSAL 1 SET FORTH HEREIN ASKS SHAREHOLDERS OF CRESCENT OPERATING, INC. TO ACCEPT A BANKRUPTCY PLAN FOR CRESCENT OPERATING, INC. TO BE IMPLEMENTED UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE, A COPY OF WHICH PLAN IS ENCLOSED WITH THESE PROXY MATERIALS. YOU SHOULD REVIEW THE PLAN AND RELATED DISCLOSURES BEFORE YOU VOTE. IF YOUR PROXY IS NOT RECEIVED BY __________________ ON OR BEFORE ___________________,
AND SUCH DEADLINE IS NOT EXTENDED, THIS PROXY WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE BANKRUPTCY COURT APPROVES THE PLAN, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

     THE SOLE DIRECTOR RECOMMENDS A VOTE FOR PROPOSAL 1.

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   SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
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CRESCENT OPERATING, INC.
c/o D.F. KING & CO., INC.


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VOTE BY TELEPHONE
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It's fast, convenient, and immediate! Call toll-free on a touch-tone phone
1-_ _ _-_ _ _-_ _ _ _ (1-_ _ _-_ _ _-_ _ _ _)

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Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Call the toll-free number
     1-_ _ _-_ _ _-_ _ _ _ (1-_ _ _-_ _ _-_ _ _ _)

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4.   Follow the recorded instructions.
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YOUR VOTE IS IMPORTANT!
Call 1-_ _ _-_ _ _-_ _ _ _ anytime!


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE

                                   DETACH HERE

 [X]    Please mark
        votes as in
        this example.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposal 1.
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                                                       FOR               AGAINST

1.      Proposal to accept a bankruptcy plan
        of Crescent Operating, Inc. to be              / /                 / /
        implemented under Chapter 11 of the
        United States Bankruptcy Code.

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MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

   IMPORTANT: Whether or not you expect to attend the meeting in person, please date, sign and return this proxy. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The undersigned is the holder of ______ shares of common stock of Crescent Operating, Inc.


Signature:                                                Date:
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